UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3618

BRIGHTHOUSE FUNDS TRUST II

(Exact name of registrant as specified in charter)

One Financial Center

Boston, MA 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Michael P. Lawlor c/o Brighthouse Investment Advisers, LLC One Financial Center Boston, MA 02111	Brian McCabe, Esq. Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199

Registrant’s telephone number, including area code: 617-578-4036

Date of fiscal year end: December 31

Date of reporting period: January 1, 2017 through June 30, 2017

Item 1: Report to Shareholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A, B and E shares of the Baillie Gifford International Stock Portfolio returned 20.05%, 19.99%, and 19.99%, respectively. The Portfolio’s benchmark, the MSCI All Country World (“ACWI”) ex-U.S. Index1, returned 14.10%.

MARKET ENVIRONMENT / CONDITIONS

The first half of 2017 has seen a continuation of ascendant stock markets, with all regions, and all but 3 countries, within the MSCI ACWI ex-U.S. Index posting positive returns over the six month period. Optimism was not contained within equity markets, as nearly all major asset classes enjoyed a positive start to the year. The exception was commodities which, having experienced a considerable bounce toward the end of last year, have continued on a downward path in early 2017. Emerging Market (“EM”) equities led the charge thanks to a strong and well documented rally in Information Technology stocks. As is so often the case, the fortunes of emerging market countries were somewhat mixed. Asian markets were strong, most notably Taiwan, Korea and China; the latter withstanding market volatility following a sovereign credit rating downgrade in May to generate returns of 25% during the period. That being said, concerns remain about the strength of the Chinese economy, particularly its financial system where signs of stress persist. To some extent, this pattern reflects the normal maturation of a growing economy and one that is rebalancing from investment-led to consumption-led growth. China is a significant market for the Portfolio, both directly and indirectly, however exposure is largely focused on technology and individual consumption with none of the Portfolio holdings under significant state control or directly exposed to the Financials sector.

At the other end of the emerging markets spectrum, political turmoil in Brazil and South Africa dampened returns, while shouldering a great deal of the macro pain associated with low oil prices, together with escalating tensions with the West, weighed on Russian market returns which declined 14% over the period.

Away from emerging markets, attention grabbing headlines in the last six months have been dominated by events in developed markets. Focus, in the West at least, remained on President Trump’s twitter account and developments (and scandals) within the new U.S. administration, as well as the rather bumpy progression of Brexit negotiations after the U.K. triggered the formal process to separate from the European Union (the “E.U.”) in March. In an attempt to strengthen her position at the negotiating table, U.K. Prime Minister Theresa May called a snap general election in June. In a surprise outcome, the result was a hung parliament which left Prime Minister May scrambling to secure an alliance with a smaller party to reach a simple majority. With a weakened government there are now even more uncertainties surrounding Brexit than there were before the election. Elsewhere in Europe, arguably a more rosy picture; the defeat of far-right politician Geert Wilders in the Dutch elections and Emmanuel Macron’s clear victory in the French Presidential election suggests populism may not be the unstoppable tidal wave that some have speculated. With important elections looming in Germany and Italy, it is an extremely interesting time for students of European politics.

Against this backdrop, U.S. economic growth has garnered plenty of attention, while the Eurozone and U.K. economies have been quietly exceeding expectations. Part of this reflects the fact that, 12 months on from the U.K.’s vote to leave the E.U., the gloomy predictions of an immediate Brexit-related economic shock did not materialize. Aside from the considerable fall in sterling last year the British economy has been ticking along nicely, while Europe, which for some time now has been tainted by perceptions of anemic economic underperformance, has seen tentative signs of improving business sentiment, a gradual uptick in growth expectations and improving unemployment rates across most areas.

Macro forecasting is futile at the best of times, but is perhaps even more so now than usual, with events discussed above highlighting the unpredictability of political and economic events. Thankfully, we don’t have to be too anxious about this given our strong focus on company fundamentals and long-term investment horizon.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark during the period. The main positive contributions came from EM and European equities though, and as is typical for this strategy, regional allocation effects were muted and dwarfed by the effects of stock selection. At the sector level, stock selection within Information Technology, Industrials and Consumer Discretionary contributed strongly. The asset allocation of the Portfolio, whether it is overweight or underweight in a specific sector, country or region is a residual of our bottom-up stock selection process but can have an influence on short term performance nevertheless. For example, the Energy sector was the second most significant sector contributor to relative performance as many of the oil majors, including Royal Dutch Shell and BP, suffered sharp share price falls. Not holding these companies, and being significantly underweight the sector, was therefore beneficial to performance.

The Emerging Market Information Technology rally discussed above was strongly reflected in Portfolio performance with MercadoLibre (Brazil), Samsung Electronics (Korea) and TSMC (Taiwan) featuring among the strongest contributors. MercadoLibre is the leading e-commerce platform in Latin America and continues to benefit from secular growth drivers, such as low online retail penetration. Despite a difficult economic and political backdrop in MercadoLibre’s key market of Brazil, it is noteworthy that e-commerce remains a growth industry, and that in each of its major markets, the company outgrew both the market and its main competitors.

Samsung Electronics, the electronics manufacturer, has also had an excellent start to 2017 having performed well through 2016 on the

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*—(Continued)

back of anticipated corporate changes, namely increased pay-outs and share buybacks. As we progressed through the first half of the year positive rumors surrounding the launch of the Galaxy S8 smartphone gathered pace, as did confidence that the battery issues seen in 2016 were firmly behind the company. Beyond smartphones, Samsung Electronics has strong memory chip, foundry and display screen businesses which tend to be given less attention by the market but which are key to our investment thesis.

Meanwhile, TSMC, the world’s leading semiconductor foundry continues to become virtually indispensable to many of the largest semiconductor design companies in the industry. TSMC’s production capacity is more than three times that of its key competitors combined, highlighting the strength of the company’s position. The extremely strong share price performance of both Samsung Electronics and TSMC over the last six months, but more importantly over the long term, led to the decision to trim back these holdings to fund new ideas elsewhere. At period end our conviction remained high and they were still two of the largest positions in the Portfolio.

There was no particular theme to the stock level detractors over the last six months. We encountered a difficult period for Brambles (Australia), the supply chain logistics company. It specializes in reusable pallets and crates, which are then ‘pooled’ and used by a wide range of companies globally in distribution of their products. The business appears to have hit a rough patch, with some issues around inventory adjustment amongst several large U.S. retail customers, which means lower demand for these pallets, in addition to competitive pressures from a smaller U.S. competitor. This recent operational turbulence also comes at a time of senior management change at the company which, whilst unlikely to be related, has unsettled the stock market somewhat. There are always potential structural issues around global supply chains as the trend of online shopping gathers pace and we will continue to monitor this closely.

Magnit (Russia) and Pandora (Denmark) were also weak in share price terms. Magnit, a convenience store operator, has taken a hit to its top-line in order to finance a significant increase in store openings in 2017, while simultaneously rolling out a sizeable refurbishment program across its existing store network. Similarly, Pandora, the jewelry company best known for its signature charm bracelets, saw its share price suffer on concerns over near-term margin weakness as they roll out new format Pandora-branded franchise outlets. During the period, we viewed these developments positively and took advantage of share price volatility to add to the positions of both Magnit and Pandora.

Other transactions during the period include new holdings in Kingspan (Ireland), a family-run business that manufactures structural insulating panels and boards used in the construction of buildings, and Credit Suisse (Switzerland), which, under new management, has redirected its focus from investment banking activities toward growing wealth management in Asia; an area where it already has a strong market position.

We sold Volvo (Sweden) and MS&AD (Japan). Both are examples of stocks where the respective investment cases, by and large, played out as expected, albeit it wasn’t all plain sailing. Tullow Oil (U.K.), on the other hand, was a perennial underperformer, primarily due to circumstances outside its control. The oil exploration company boasts a best-in-class resource base and world-leading expertise in frontier exploration drilling, however the collapse in oil price has rendered these impressive credentials largely irrelevant to the investment case. With the rally in crude providing some support to the shares, and the growth angle that we originally identified now almost completely gone, the holding was sold after the turn of the year. As a result, at period end, the Portfolio had no direct exposure to the Energy sector.

Overall, positioning within the Portfolio remained consistently balanced at a regional level in comparison to the index with deviations from the benchmark more apparent at the sectoral level at the end of the six month period. The Industrials and Information Technology sectors remained the largest overweight positions, reflecting both the broad nature of those sectors and the Portfolio’s bias towards growth. The industries and end markets represented are well diversified, including global leaders in aerospace, car parts and robotics in the case of Industrials, and e-commerce, semiconductors and enterprise software within Information Technology.

Jonathan Bates

Angus Franklin

Portfolio Managers

Baillie Gifford Overseas Limited

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD EX-U.S. INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year
Baillie Gifford International Stock Portfolio
Class A	20.05	26.20	9.76	-0.31
Class B	19.99	25.97	9.49	-0.56
Class E	19.99	26.07	9.61	-0.45
MSCI All Country World ex-U.S. Index	14.10	20.45	7.22	1.13

1 The MSCI All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The Index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	4.0
Samsung Electronics Co., Ltd.	3.7
Naspers, Ltd. - N Shares	3.3
Nestle S.A.	2.7
MercadoLibre, Inc.	2.6
Ryanair Holdings plc(ADR)	2.3
Atlas Copco AB - B Shares	2.2
SAP SE	2.2
Japan Exchange Group, Inc.	2.2
Svenska Handelsbanken AB - A Shares	1.9

Top Countries

% of Net Assets
United Kingdom	12.8
Japan	12.2
Switzerland	7.1
Germany	6.4
Taiwan	5.4
Ireland	5.2
South Korea	4.7
Canada	4.2
Sweden	4.1
Denmark	4.1

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Baillie Gifford International Stock Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.72%	$1,000.00	$1,200.50	$3.93
	Hypothetical*	0.72%	$1,000.00	$1,021.22	$3.61

Class B(a)	Actual	0.97%	$1,000.00	$1,199.90	$5.29
	Hypothetical*	0.97%	$1,000.00	$1,019.98	$4.86

Class E(a)	Actual	0.87%	$1,000.00	$1,199.90	$4.75
	Hypothetical*	0.87%	$1,000.00	$1,020.48	$4.36

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—99.2% of Net Assets

Security Description	Shares	Value

Argentina—2.6%
MercadoLibre, Inc.	184,026	$46,168,443

Australia—2.4%
Brambles, Ltd.	1,840,711	13,766,072
Cochlear, Ltd.	185,206	22,145,395
Seek, Ltd.	530,960	6,898,450

		42,809,917

Brazil—1.0%
Itau Unibanco Holding S.A. (ADR)	1,203,203	13,295,393
Kroton Educacional S.A.	1,187,900	5,331,907

		18,627,300

Canada—4.2%
Constellation Software, Inc.	44,967	23,524,108
Fairfax Financial Holdings, Ltd.	53,008	22,972,722
Restaurant Brands International, Inc.	310,245	19,411,844
Ritchie Bros. Auctioneers, Inc. (a)	359,491	10,331,771

		76,240,445

China—3.5%
Alibaba Group Holding, Ltd. (ADR) (b)	158,600	22,346,740
Baidu, Inc. (ADR) (b)	127,204	22,751,707
Ctrip.com International, Ltd. (ADR) (b)	353,624	19,046,189

		64,144,636

Denmark—4.1%
DSV A/S	395,943	24,401,136
Novo Nordisk A/S - Class B	468,099	20,079,123
Novozymes A/S - B Shares	365,670	16,013,782
Pandora A/S	137,629	12,903,417

		73,397,458

Finland—2.0%
Kone Oyj - Class B	374,119	19,078,565
Sampo Oyj - A Shares	320,009	16,450,743

		35,529,308

France—3.9%
Bureau Veritas S.A.	666,452	14,762,941
Edenred	636,229	16,607,034
Essilor International S.A.	123,232	15,756,452
Legrand S.A.	331,158	23,194,347

		70,320,774

Germany—6.4%
Brenntag AG	244,519	14,157,963
Continental AG	67,328	14,529,913
Deutsche Boerse AG	302,040	31,941,115
MTU Aero Engines AG	102,139	14,452,317
SAP SE	383,175	40,049,125

		115,130,433

Hong Kong—3.7%
AIA Group, Ltd.	2,970,800	$21,713,993
Hang Seng Bank, Ltd.	936,800	19,594,798
Hong Kong Exchanges and Clearing, Ltd.	967,500	25,013,904

		66,322,695

Ireland—5.2%
CRH plc	585,352	20,863,251
James Hardie Industries plc	1,064,040	16,766,354
Kingspan Group plc	447,962	15,395,767
Ryanair Holdings plc (ADR) (b)	385,040	41,434,154

		94,459,526

Japan—12.2%
Denso Corp.	416,400	17,622,704
FANUC Corp.	87,500	16,896,589
Japan Exchange Group, Inc.	2,165,700	39,339,100
Nidec Corp.	196,300	20,157,620
Rakuten, Inc.	1,817,300	21,422,797
Shimano, Inc.	130,000	20,604,433
SMC Corp.	78,600	23,937,868
Square Enix Holdings Co., Ltd.	490,000	16,082,348
Sumitomo Mitsui Trust Holdings, Inc.	583,400	20,929,804
Toyota Tsusho Corp.	745,700	22,392,977

		219,386,240

Netherlands—1.6%
Heineken Holding NV	306,794	28,195,729

Panama—1.2%
Copa Holdings S.A. - Class A	181,059	21,183,903

Peru—1.1%
Credicorp, Ltd.	106,984	19,191,860

Russia—1.8%
Magnit PJSC (GDR)	465,289	15,836,547
Yandex NV - Class A (b)	627,133	16,455,970

		32,292,517

Singapore—1.4%
United Overseas Bank, Ltd.	1,556,864	26,156,868

South Africa—3.3%
Naspers, Ltd. - N Shares	304,168	59,155,782

South Korea—4.7%
NAVER Corp.	25,130	18,352,982
Samsung Electronics Co., Ltd.	32,166	66,737,453

		85,090,435

Spain—2.8%
Bankinter S.A.	2,100,153	19,433,931
Industria de Diseno Textil S.A.	820,164	31,583,973

		51,017,904

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Sweden—4.1%
Atlas Copco AB - B Shares	1,172,415	$40,580,928
Svenska Handelsbanken AB - A Shares	2,370,240	34,035,999

		74,616,927

Switzerland—7.1%
Cie Financiere Richemont S.A.	238,094	19,646,935
Credit Suisse Group AG (b)	1,100,091	15,939,549
LafargeHolcim, Ltd. (b)	269,160	15,461,379
Nestle S.A.	556,242	48,454,240
SGS S.A.	4,232	10,259,759
Wolseley plc	306,865	18,871,324

		128,633,186

Taiwan—5.4%
Hon Hai Precision Industry Co., Ltd.	6,780,584	25,920,738
Taiwan Semiconductor Manufacturing Co., Ltd.	10,598,000	72,320,121

		98,240,859

United Kingdom—12.8%
ASOS plc (b)	179,028	13,405,657
British American Tobacco plc	331,636	22,578,488
Burberry Group plc	552,275	11,965,153
Capita plc	1,557,731	14,031,896
Experian plc	1,122,921	23,060,079
Hargreaves Lansdown plc	819,467	13,904,967
Howden Joinery Group plc	2,045,448	10,848,253
Just Eat plc (b)	1,594,024	13,608,766
Prudential plc	1,124,857	25,841,800
Rio Tinto plc	687,683	28,995,248
Rolls-Royce Holdings plc (b)	798,264	9,277,064
St. James’s Place plc	1,119,966	17,248,756
Unilever NV	491,251	27,148,985

		231,915,112

United States—0.7%
Pricesmart, Inc.	139,688	12,236,669

Total Common Stocks (Cost $1,293,699,203)		1,790,464,926

Short-Term Investment—0.8%

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $14,935,845 on 07/03/17, collateralized by $15,245,000 U.S. Government Agency Obligations with rates ranging from 0.750% - 1.125%, maturity dates ranging from 03/31/18 - 04/25/18, with a value of $15,238,238.	14,935,696	14,935,696

Total Short-Term Investments (Cost $14,935,696)		14,935,696

Securities Lending Reinvestments (c)—0.0%

Security Description	Principal Amount*	Value

Repurchase Agreements—0.0%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $12,276 on 07/03/17, collateralized by $12,778 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $12,521.	12,275	$12,275
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/17 at 1.100% to be repurchased at $50,005 on 07/03/17, collateralized by $49,808 U.S. Treasury and Foreign Obligations with rates ranging from 1.375% - 4.500%, maturity dates ranging from 04/10/18 - 02/15/36, with a value of $51,000.	50,000	50,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $30,003 on 07/03/17, collateralized by $30,502 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $30,600.	30,000	30,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/30/17 at 1.250% to be repurchased at $50,005 on 07/03/17, collateralized by $45,084 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 07/20/17 - 05/15/46, with a value of $51,033.	50,000	50,000
Natixis New York Repurchase Agreement dated 06/30/17 at 1.340% to be repurchased at $50,006 on 07/03/17, collateralized by $99,703 U.S. Government Agency and Treasury Obligations with rates ranging from 0.125% - 8.125%, maturity dates ranging from 04/15/18 - 08/16/58, with a value of $51,006.	50,000	50,000
Pershing LLC Repurchase Agreement dated 06/30/17 at 1.180% to be repurchased at $50,005 on 07/03/17, collateralized by $75,088 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 11.027%, maturity dates ranging from 07/14/17 - 04/20/67, with a value of $51,000.	50,000	50,000

		242,275

Time Deposits—0.0%
Australia New Zealand Bank 1.150%, 07/03/17	5,000	5,000

See accompanying notes to financial statements.

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Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—(Continued)
Landesbank Baden-Wuerttemberg 1.200%, 07/03/17	7,500	$7,500
Standard Chartered plc 1.200%, 07/03/17	10,000	10,000

		22,500

Total Securities Lending Reinvestments (Cost $264,775)		264,775

Total Investments—100.0% (Cost $1,308,899,674) (d)		1,805,665,397
Other assets and liabilities (net)—0.0%		(616,352)

Net Assets—100.0%		$1,805,049,045

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $255,786 and the collateral received consisted of cash in the amount of $264,775. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(d)	As of June 30, 2017, the aggregate cost of investments was $1,308,899,674. The aggregate unrealized appreciation and depreciation of investments were $530,846,141 and $(34,080,418), respectively, resulting in net unrealized appreciation of $496,765,723.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.

Ten Largest Industries as of June 30, 2017 (Unaudited)	% of Net Assets
Banks	8.4
Internet Software & Services	7.7
Capital Markets	7.0
Insurance	5.8
Machinery	5.6
Software	4.4
Semiconductors & Semiconductor Equipment	4.0
Professional Services	3.8
Technology Hardware, Storage & Peripherals	3.7
Trading Companies & Distributors	3.7

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$46,168,443	$—	$—	$46,168,443
Australia	—	42,809,917	—	42,809,917
Brazil	18,627,300	—	—	18,627,300
Canada	76,240,445	—	—	76,240,445
China	64,144,636	—	—	64,144,636
Denmark	—	73,397,458	—	73,397,458
Finland	—	35,529,308	—	35,529,308
France	—	70,320,774	—	70,320,774
Germany	—	115,130,433	—	115,130,433
Hong Kong	—	66,322,695	—	66,322,695
Ireland	41,434,154	53,025,372	—	94,459,526
Japan	—	219,386,240	—	219,386,240
Netherlands	—	28,195,729	—	28,195,729
Panama	21,183,903	—	—	21,183,903
Peru	19,191,860	—	—	19,191,860
Russia	16,455,970	15,836,547	—	32,292,517
Singapore	—	26,156,868	—	26,156,868
South Africa	—	59,155,782	—	59,155,782
South Korea	—	85,090,435	—	85,090,435
Spain	—	51,017,904	—	51,017,904
Sweden	—	74,616,927	—	74,616,927
Switzerland	—	128,633,186	—	128,633,186
Taiwan	—	98,240,859	—	98,240,859
United Kingdom	—	231,915,112	—	231,915,112
United States	12,236,669	—	—	12,236,669
Total Common Stocks	315,683,380	1,474,781,546	—	1,790,464,926
Total Short-Term Investment*	—	14,935,696	—	14,935,696
Total Securities Lending Reinvestments*	—	264,775	—	264,775
Total Investments	$315,683,380	$1,489,982,017	$—	$1,805,665,397

Collateral for Securities Loaned (Liability)	$—	$(264,775)	$—	$(264,775)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$1,805,665,397
Cash denominated in foreign currencies (c)	1,132,418
Receivable for:
Investments sold	2,635,420
Fund shares sold	73,704
Dividends and interest	5,676,592

Total Assets	1,815,183,531
Liabilities
Collateral for securities loaned	264,775
Payables for:
Investments purchased	6,167,574
Fund shares redeemed	1,918,163
Accrued Expenses:
Management fees	1,010,408
Distribution and service fees	74,675
Deferred trustees’ fees	131,290
Other expenses	567,601

Total Liabilities	10,134,486

Net Assets	$1,805,049,045

Net Assets Consist of:
Paid in surplus	$1,423,884,286
Undistributed net investment income	16,846,892
Accumulated net realized loss	(132,447,479)
Unrealized appreciation on investments and foreign currency transactions	496,765,346

Net Assets	$1,805,049,045

Net Assets
Class A	$1,438,236,646
Class B	345,864,785
Class E	20,947,614
Capital Shares Outstanding*
Class A	120,538,593
Class B	29,418,737
Class E	1,772,848
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.93
Class B	11.76
Class E	11.82

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,308,899,674.
(b)	Includes securities loaned at value of $255,786.
(c)	Identified cost of cash denominated in foreign currencies was $1,134,285.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (a)	$23,613,346
Interest	3,166
Securities lending income	324,689

Total investment income	23,941,201
Expenses
Management fees	7,003,982
Administration fees	27,970
Custodian and accounting fees	234,744
Distribution and service fees—Class B	421,937
Distribution and service fees—Class E	15,048
Audit and tax services	25,653
Legal	18,678
Trustees’ fees and expenses	26,317
Shareholder reporting	51,266
Insurance	5,764
Miscellaneous	51,082

Total expenses	7,882,441
Less management fee waiver	(1,075,988)

Net expenses	6,806,453

Net Investment Income	17,134,748

Net Realized and Unrealized Gain
Net realized gain on:
Investments	38,389,989
Foreign currency transactions	73,418

Net realized gain	38,463,407

Net change in unrealized appreciation on:
Investments	266,958,083
Foreign currency transactions	134,561

Net change in unrealized appreciation	267,092,644

Net realized and unrealized gain	305,556,051

Net Increase in Net Assets From Operations	$322,690,799

(a)	Net of foreign withholding taxes of $3,000,654.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$17,134,748	$24,341,523
Net realized gain	38,463,407	20,507,495
Net change in unrealized appreciation	267,092,644	49,687,389

Increase in net assets from operations	322,690,799	94,536,407

From Distributions to Shareholders
Net investment income
Class A	(17,587,214)	(22,026,648)
Class B	(3,469,294)	(4,502,541)
Class E	(232,526)	(277,159)

Total distributions	(21,289,034)	(26,806,348)

Decrease in net assets from capital share transactions	(148,681,606)	(132,969,753)

Total increase (decrease) in net assets	152,720,159	(65,239,694)

Net Assets
Beginning of period	1,652,328,886	1,717,568,580

End of period	$1,805,049,045	$1,652,328,886

Undistributed net investment income
End of period	$16,846,892	$21,001,178

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	277,382	$3,082,703	1,776,846	$16,348,957
Reinvestments	1,487,920	17,587,214	2,355,791	22,026,648
Redemptions	(11,932,122)	(137,575,575)	(13,671,793)	(139,027,979)

Net decrease	(10,166,820)	$(116,905,658)	(9,539,156)	$(100,652,374)

Class B
Sales	491,175	$5,395,929	1,567,775	$14,649,867
Reinvestments	297,794	3,469,294	488,345	4,502,541
Redemptions	(3,536,152)	(39,615,287)	(5,044,780)	(49,581,962)

Net decrease	(2,747,183)	$(30,750,064)	(2,988,660)	$(30,429,554)

Class E
Sales	64,005	$696,262	65,039	$640,436
Reinvestments	19,874	232,526	29,899	277,159
Redemptions	(174,386)	(1,954,672)	(287,283)	(2,805,420)

Net decrease	(90,507)	$(1,025,884)	(192,345)	$(1,887,825)

Decrease derived from capital shares transactions		$(148,681,606)		$(132,969,753)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.06		$9.71		$10.07	$10.54	$9.28	$7.87

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.15	(b)	0.16	0.16	0.16	0.16
Net realized and unrealized gain (loss) on investments	1.91		0.36		(0.34)	(0.48)	1.26	1.37

Total from investment operations	2.02		0.51		(0.18)	(0.32)	1.42	1.53

Less Distributions
Distributions from net investment income	(0.15)		(0.16)		(0.18)	(0.15)	(0.16)	(0.12)

Total distributions	(0.15)		(0.16)		(0.18)	(0.15)	(0.16)	(0.12)

Net Asset Value, End of Period	$11.93		$10.06		$9.71	$10.07	$10.54	$9.28

Total Return (%) (c)	20.05	(d)	5.38		(1.97)	(3.10)	15.54	19.52

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	(e)	0.85		0.87	0.87	0.87	0.91
Net ratio of expenses to average net assets (%) (f)	0.72	(e)	0.73		0.74	0.75	0.77	0.81
Ratio of net investment income to average net assets (%)	2.00	(e)	1.49	(b)	1.56	1.58	1.70	1.83
Portfolio turnover rate (%)	5	(d)	11		12	8	19	62
Net assets, end of period (in millions)	$1,438.2		$1,315.2		$1,361.8	$1,490.0	$1,680.7	$1,476.3

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.90		$9.56		$9.91	$10.38	$9.15	$7.75

Income (Loss) from Investment Operations
Net investment income (a)	0.09		0.12	(b)	0.13	0.14	0.13 (g)	0.14
Net realized and unrealized gain (loss) on investments	1.89		0.35		(0.33)	(0.48)	1.23	1.35

Total from investment operations	1.98		0.47		(0.20)	(0.34)	1.36	1.49

Less Distributions
Distributions from net investment income	(0.12)		(0.13)		(0.15)	(0.13)	(0.13)	(0.09)

Total distributions	(0.12)		(0.13)		(0.15)	(0.13)	(0.13)	(0.09)

Net Asset Value, End of Period	$11.76		$9.90		$9.56	$9.91	$10.38	$9.15

Total Return (%) (c)	19.99	(d)	5.05		(2.17)	(3.34)	15.14	19.37

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	(e)	1.10		1.12	1.12	1.13	1.16
Net ratio of expenses to average net assets (%) (f)	0.97	(e)	0.98		0.99	1.00	1.03	1.06
Ratio of net investment income to average net assets (%)	1.74	(e)	1.25	(b)	1.31	1.32	1.34 (g)	1.68
Portfolio turnover rate (%)	5	(d)	11		12	8	19	62
Net assets, end of period (in millions)	$345.9		$318.6		$336.0	$387.3	$434.8	$97.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.96		$9.61		$9.97	$10.43	$9.19	$7.79

Income (Loss) from Investment Operations
Net investment income (a)	0.10		0.13	(b)	0.14	0.15	0.15	0.15
Net realized and unrealized gain (loss) on investments	1.89		0.36		(0.34)	(0.48)	1.23	1.35

Total from investment operations	1.99		0.49		(0.20)	(0.33)	1.38	1.50

Less Distributions
Distributions from net investment income	(0.13)		(0.14)		(0.16)	(0.13)	(0.14)	(0.10)

Total distributions	(0.13)		(0.14)		(0.16)	(0.13)	(0.14)	(0.10)

Net Asset Value, End of Period	$11.82		$9.96		$9.61	$9.97	$10.43	$9.19

Total Return (%) (c)	19.99	(d)	5.24		(2.15)	(3.19)	15.30	19.39

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	(e)	1.00		1.02	1.02	1.02	1.06
Net ratio of expenses to average net assets (%) (f)	0.87	(e)	0.88		0.89	0.90	0.92	0.96
Ratio of net investment income to average net assets (%)	1.85	(e)	1.34	(b)	1.42	1.43	1.56	1.79
Portfolio turnover rate (%)	5	(d)	11		12	8	19	62
Net assets, end of period (in millions)	$20.9		$18.6		$19.8	$22.8	$26.8	$26.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.05% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	Net investment income per share and the ratio of net investment income to average net assets for Class B during 2013 were impacted by the timing of dividends received from the Portfolio’s investments and the assets received through a merger with the Met Investors Series Trust American Funds International Portfolio.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Baillie Gifford International Stock Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the

BHFTII-13

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization

BHFTII-14

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, foreign capital gain tax reclass, broker commission recapture, expired capital loss carryforwards and passive foreign investment companies (“PFICs”). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $14,935,696. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $242,275. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2017, with a contractual maturity of overnight and continuous.

BHFTII-15

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$83,716,958	$0	$225,054,911

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average daily net assets
$7,003,982	0.860%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

BHFTII-16

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Baillie Gifford Overseas Limited (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.080%	On amounts over $156.25 million and under $400 million
0.180%	Of the next $100 million
0.120%	Of the next to $400 million
0.150%	On amounts in excess of $900 million

An identical expense agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2017 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$26,806,348	$30,175,192	$—	$—	$26,806,348	$30,175,192

BHFTII-17

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$21,123,791	$—	$228,094,090	$(169,332,274)	$—	$79,885,607

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2016, the Portfolio utilized capital loss carryforwards of $22,663,933, and $168,399,716 in capital loss carryforwards expired.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses. The pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17
$169,332,274

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

9. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTII-18

Brighthouse Funds Trust II

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
148,858,470	5,689,609	10,058,056

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	154,475,695	10,130,441
Robert Boulware	154,505,242	10,100,894
Susan C. Gause	154,644,736	9,961,401
Nancy Hawthorne	154,639,996	9,966,140
Barbara A. Nugent	154,776,810	9,829,326
John Rosenthal	154,529,814	10,076,322
Linda B. Strumpf	154,592,929	10,013,207
Dawn M. Vroegop	154,383,586	10,222,550

BHFTII-19

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A, B and E shares of the BlackRock Bond Income Portfolio returned 2.80%, 2.68%, and 2.72%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 2.27%.

MARKET ENVIRONMENT / CONDITIONS

The major themes affecting markets in the period under review were ongoing political risk and the continuation in the synchronization of the global economic recovery. As a counterpoint to the slew of positive economic data, political risk remained elevated with the familiar mix of Brexit (the U.K.’s exit from the European Union), uncertainty around the Trump administration, several important European elections and tensions in the Middle East and the Korean peninsula.

At the start of 2017, the global reflation trade gathered momentum on the back of Donald Trump’s surprise victory in the U.S. presidential election. Bonds sold off as the expectation of lighter regulation and a reflationary environment buoyed markets. In March, political risk swiveled from the U.S. to Europe, with British Prime Minister Theresa May formally initiating Brexit by triggering Article 50 on March 29th, starting the countdown to a two-year negotiation period, after which the U.K. will secede from the European Union. Global economic data was largely positive over the period. At the spring meeting of the International Monetary Fund (“IMF”) in Washington, IMF managing director Christine Lagarde summed up the sentiment thus: “spring is in the air and spring is in the economy as well”. The IMF raised its forecast for global growth, for the first time in six years, to 3.5%.

On the domestic front, the first quarter U.S. Gross Domestic Product (GDP) growth was revised up to 1.4% year-on-year in its final estimate, however the second quarter is likely to be more disappointing with data broadly weak over the period. Inflation was also weak, with headline and core inflation coming in at just 1.9% and 1.7% on a year-on-year basis in the final month of the period. In the bond markets, the Bloomberg Barclays U.S. Aggregate Corporate Index delivered an excess return of 1.51%, with the average option-adjusted spread (“OAS”) tightening by 14 basis points (“bps”) to 1.09%. The Bloomberg Barclays U.S. High Yield Index delivered a total return of 4.93%, of which the excess return component was 3.65%. The average OAS tightened by 45 bps to 3.64%. Notable in the final month of the period was the rhetorical shift among G10 (10 of the World’s largest countries) central banks, prompting expectations of monetary policy tightening. Despite the weaker data, at its June meeting the Federal Reserve raised interest rates for the third time in the last six months by 25 bps to a target range of between 1% - 1.25% and also signaled its intention to begin winding down its balance sheet built up during years of quantitative easing. Additionally, comments from European Central Bank President Mario Draghi on June 27th were interpreted as foreshadowing a less accommodative stance.

PORTFOLIO REVIEW / PERIOD END POSITIONING

We began 2017 positioned to benefit from the global reflationary theme from firming global growth with an underweight duration bias and an emphasis on carry-oriented opportunities. With these overall themes, the Portfolio held an allocation to high yield credit and overweights in securitized assets: commercial mortgage-back securities (“CMBS”), asset-backed securities (“ABS”), allocations to collateralized loan obligations (“CLOs”), non-agency MBS and emerging markets. In addition, the Portfolio remained positioned long U.S. breakevens (expected inflation rates) to capture increased market inflation expectations during the period.

The allocations to non-agency MBS, high yield credit and CLOs, as well as overweights to CMBS, emerging markets and municipals contributed positively to performance during the period. However, foreign exchange positioning was the primary detractor to performance.

During the first quarter of 2017, we maintained the Portfolio’s underweight duration bias with potential fiscal stimulus in the pipeline and on the view that the market may be underpricing the trajectory of the Federal Open Market Committee’s rate normalization path. During the second quarter, we narrowed the Portfolio’s underweight in U.S. duration as softening domestic economic activity and inflation data alongside strong fixed income demand kept rates subdued. Global growth started to plateau following a strong recovery, and inflation expectations declined. Our goal was to increase the Portfolio’s income with the view that a lack of catalyst in the market should favor strategies designed to generate income given the large demand for fixed income assets and low supply. Volatility remained contained through the period as event risks faded following the French presidential elections. Rich valuations in credit heighten the importance of security selection within investment grade and high yield credit, and continued to favor idiosyncratic stories in credit over index exposure.

BHFTII-1

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

Given our continued emphasis on income-oriented opportunities, we maintained the Portfolio’s overweight to securitized assets. We increased non-agency MBS exposure. We took profits on some of our ABS exposure (though still remain overweight) and maintained our CMBS exposure given the strong technical backdrop. We ended the period with an increased overweight in emerging markets as synchronized developed market growth bodes well for the sector.

The Portfolio may use futures, forwards, options, and/or swaps for bona fide hedging, as a substitute for cash bond exposure, and/or to manage duration, yield curve, convexity, spread risk and credit risk. We also may use forward contracts to hedge foreign currency exposure. The most common derivatives the Portfolio would employ are interest rate derivatives such as Treasury and Eurodollar futures, interest rate swaps, options on futures and options on swaps. The Portfolio may also use synthetic indices (CDX) and credit default swaps (CDS) to short a position or as a substitute for cash bonds.

Rick Rieder

Bob Miller

David Rogal

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year
BlackRock Bond Income Portfolio
Class A	2.80	0.74	3.34	4.64
Class B	2.68	0.49	3.08	4.38
Class E	2.72	0.58	3.18	4.49
Bloomberg Barclays U.S. Aggregate Bond Index	2.27	-0.31	2.21	4.48

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	61.7
Corporate Bonds & Notes	29.1
Asset-Backed Securities	12.4
Mortgage-Backed Securities	6.7
Municipals	5.0
Foreign Government	5.0
Floating Rate Loans	0.7
Preferred Stocks	0.2

BHFTII-3

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Bond Income Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A	Actual	0.40%	$1,000.00	$1,028.00	$2.01
	Hypothetical*	0.40%	$1,000.00	$1,022.81	$2.01

Class B	Actual	0.65%	$1,000.00	$1,026.80	$3.27
	Hypothetical*	0.65%	$1,000.00	$1,021.57	$3.26

Class E	Actual	0.55%	$1,000.00	$1,027.20	$2.71
	Hypothetical*	0.55%	$1,000.00	$1,022.12	$2.71

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTII-4

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

U.S. Treasury & Government Agencies—61.7% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—37.4%
Fannie Mae 15 Yr. Pool 2.500%, 01/01/30	1,538,197	$1,551,656
2.500%, 07/01/30	423,640	427,271
2.500%, 08/01/30	3,503,200	3,533,911
2.500%, 09/01/30	1,891,422	1,908,005
2.500%, 11/01/30	3,784,377	3,810,686
2.500%, 06/01/31	986,651	993,438
2.500%, 07/01/31	2,993,303	3,013,887
2.500%, 10/01/31	6,832,877	6,879,329
2.500%, 11/01/31	5,033,666	5,068,408
2.500%, 03/01/32	4,476,055	4,505,582
3.000%, 11/01/28	3,947,747	4,064,649
3.000%, 12/01/28	1,143,796	1,177,822
3.000%, 01/01/29	386,258	397,472
3.000%, 04/01/29	1,586,686	1,633,431
3.000%, 05/01/29	2,387,574	2,457,275
3.000%, 08/01/29	2,855,959	2,940,416
3.000%, 09/01/29	943,467	971,653
3.000%, 03/01/30	1,387,520	1,428,098
3.000%, 04/01/30	1,202,604	1,237,393
3.000%, 05/01/30	1,716,126	1,765,970
3.000%, 07/01/30	1,460,837	1,502,905
3.000%, 08/01/30	6,522,410	6,708,969
3.000%, 09/01/30	2,673,639	2,750,804
3.000%, 08/01/31	6,845,688	7,037,027
3.500%, 11/01/25	1,638,579	1,709,154
3.500%, 08/01/26	1,317,700	1,374,661
3.500%, 08/01/28	810,095	843,449
3.500%, 10/01/28	3,895,089	4,069,685
3.500%, 11/01/28	4,600,280	4,807,010
3.500%, 02/01/29	6,983,277	7,293,543
3.500%, 04/01/29	2,020,542	2,111,260
3.500%, 05/01/29	4,845,268	5,059,042
3.500%, 06/01/29	2,926,956	3,058,402
3.500%, 07/01/29	10,682,669	11,163,962
3.500%, 09/01/29	249,483	259,828
3.500%, 12/01/29	13,028,782	13,629,666
3.500%, 08/01/30	1,255,816	1,313,299
4.000%, 01/01/25	10,878	11,261
4.000%, 02/01/25	3,426,277	3,594,205
4.000%, 09/01/25	588,716	619,568
4.000%, 10/01/25	1,801,877	1,896,595
4.000%, 01/01/26	541,317	569,247
4.000%, 04/01/26	394,986	415,823
4.000%, 07/01/26	1,507,640	1,587,553
4.000%, 08/01/26	776,506	817,361
4.500%, 12/01/20	590,741	607,191
4.500%, 02/01/25	541,858	571,576
4.500%, 04/01/25	109,090	114,589
4.500%, 07/01/25	403,689	425,745
4.500%, 06/01/26	2,546,814	2,683,190
Fannie Mae 20 Yr. Pool 3.000%, 10/01/36	137,799	140,173
3.000%, 11/01/36	1,354,005	1,375,241
3.000%, 12/01/36	7,071,717	7,182,629
5.000%, 05/01/23	2,819	3,077

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 3.000%, 12/01/42	8,614,913	8,672,735
3.000%, 01/01/43	5,908,021	5,938,748
3.000%, 02/01/43	2,761,914	2,781,632
3.000%, 03/01/43	22,588,198	22,702,232
3.000%, 04/01/43	15,333,063	15,415,375
3.000%, 05/01/43	20,740,879	20,881,449
3.000%, 06/01/43	2,643,325	2,664,498
3.000%, 07/01/43	1,453,113	1,459,113
3.000%, 08/01/43	1,203,490	1,208,275
3.000%, 06/01/46	912,727	916,004
3.000%, 07/01/46	7,717,366	7,729,924
3.000%, 08/01/46	17,111,265	17,139,396
3.000%, 09/01/46	12,287,928	12,313,802
3.000%, 10/01/46	6,908,994	6,922,898
3.000%, 11/01/46	5,048,364	5,060,708
3.000%, 12/01/46	4,020,115	4,031,440
3.000%, 01/01/47	89,674,436	89,618,671
3.000%, 02/01/47	3,852,733	3,861,910
3.000%, 03/01/47	35,346,947	35,333,831
3.000%, 04/01/47	3,726,928	3,724,529
3.500%, 01/01/42	933,875	964,426
3.500%, 04/01/42	243,030	251,234
3.500%, 05/01/42	391,098	403,405
3.500%, 06/01/42	1,064,313	1,100,083
3.500%, 07/01/42	129,450	133,585
3.500%, 08/01/42	237,527	245,088
3.500%, 10/01/42	1,733,572	1,791,652
3.500%, 11/01/42	2,962,275	3,054,325
3.500%, 12/01/42	1,622,499	1,675,271
3.500%, 01/01/43	1,027,236	1,065,688
3.500%, 02/01/43	1,709,349	1,765,239
3.500%, 03/01/43	4,279,319	4,430,069
3.500%, 04/01/43	84,341	87,498
3.500%, 06/01/43	1,479,748	1,523,388
3.500%, 07/01/43	14,120,693	14,608,431
3.500%, 08/01/43	8,716,048	9,004,279
3.500%, 09/01/43	139,823	144,589
3.500%, 10/01/43	159,997	165,986
3.500%, 11/01/43	1,464,457	1,512,353
3.500%, 01/01/44	3,820,942	3,957,967
3.500%, 05/01/44	2,409,148	2,499,092
3.500%, 06/01/44	12,367,684	12,762,181
3.500%, 07/01/44	65,340	67,472
3.500%, 02/01/45	1,305,558	1,347,212
3.500%, 07/01/45	2,854,016	2,944,845
3.500%, 03/01/46	1,434,561	1,480,451
3.500%, 05/01/46	944,457	974,667
3.500%, 06/01/46	8,478,506	8,750,114
3.500%, 08/01/46	1,850,779	1,910,068
3.500%, 09/01/46	1,911,002	1,973,775
3.500%, 11/01/46	2,204,476	2,284,802
3.500%, 12/01/46	3,434,966	3,547,869
3.500%, 01/01/47	7,526,930	7,808,668
3.500%, 02/01/47	683,979	707,512
3.500%, 05/01/47	1,804,694	1,864,071

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 3.500%, TBA (a)	19,894,842	$20,433,401
4.000%, 08/01/33	1,443,837	1,518,504
4.000%, 06/01/39	1,038,105	1,097,515
4.000%, 12/01/39	100,358	105,977
4.000%, 07/01/40	1,306,218	1,379,351
4.000%, 08/01/40	2,370,599	2,503,941
4.000%, 10/01/40	6,304,382	6,693,714
4.000%, 11/01/40	414,547	437,805
4.000%, 12/01/40	2,195,236	2,317,755
4.000%, 04/01/41	214,801	226,684
4.000%, 09/01/41	5,576,003	5,883,679
4.000%, 10/01/41	365,766	385,955
4.000%, 12/01/41	1,417,112	1,514,150
4.000%, 02/01/42	3,344,605	3,529,316
4.000%, 05/01/42	1,392,396	1,479,313
4.000%, 06/01/42	785,741	828,936
4.000%, 07/01/42	5,266,643	5,619,803
4.000%, 08/01/42	409,963	432,576
4.000%, 09/01/42	1,012,655	1,068,349
4.000%, 12/01/42	2,801,279	2,977,358
4.000%, 01/01/43	1,224,901	1,292,074
4.000%, 10/01/43	920,743	971,332
4.000%, 11/01/43	4,344,605	4,634,699
4.000%, 01/01/44	3,113,143	3,322,126
4.000%, 02/01/44	3,017,866	3,222,748
4.000%, 05/01/44	4,406,512	4,705,237
4.000%, 07/01/44	321,120	339,445
4.000%, 12/01/44	2,598,438	2,767,157
4.000%, 01/01/45	472,563	503,548
4.000%, 02/01/45	1,366,257	1,452,585
4.000%, 03/01/45	1,213,312	1,286,977
4.000%, 04/01/45	1,114,423	1,187,628
4.000%, 05/01/45	369,782	390,932
4.000%, 10/01/45	8,249,979	8,776,180
4.000%, 11/01/45	2,954,514	3,142,013
4.000%, 12/01/45	5,771,904	6,138,001
4.000%, 01/01/46	5,999,626	6,330,720
4.000%, 02/01/46	2,020,781	2,146,665
4.000%, 06/01/46	4,488,953	4,750,877
4.500%, 08/01/39	1,655,472	1,780,029
4.500%, 11/01/39	392,847	423,820
4.500%, 01/01/40	50,203	54,519
4.500%, 04/01/40	116,532	126,377
4.500%, 05/01/40	304,564	329,582
4.500%, 06/01/40	281,657	304,531
4.500%, 07/01/40	533,787	576,611
4.500%, 08/01/40	3,913,667	4,231,972
4.500%, 11/01/40	1,135,064	1,227,808
4.500%, 07/01/41	325,677	351,933
4.500%, 08/01/41	121,373	130,200
4.500%, 09/01/41	1,155,174	1,247,435
4.500%, 01/01/42	228,571	247,183
4.500%, 06/01/42	164,622	176,598
4.500%, 08/01/42	1,270,703	1,369,498
4.500%, 09/01/42	3,627,898	3,917,658

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.500%, 09/01/43	1,145,789	1,231,411
4.500%, 10/01/43	1,664,112	1,787,244
4.500%, 12/01/43	2,340,004	2,515,007
4.500%, 01/01/44	2,172,406	2,348,063
4.500%, 11/01/45	144,874	156,207
4.500%, 09/01/46	772,172	846,753
4.500%, TBA (a)	5,922,000	6,346,535
5.000%, 11/01/32	7,024	7,682
5.000%, 09/01/35	278,439	305,450
5.000%, 06/01/39	11,992,860	13,150,385
5.000%, 04/01/41	41,513	45,361
5.000%, 07/01/41	564,281	618,163
5.000%, 08/01/41	539,578	589,844
5.000%, 01/01/42	53,266	58,180
5.000%, TBA (a)	4,660,000	5,090,322
5.500%, 11/01/32	1,457,438	1,628,246
5.500%, 12/01/32	233,493	260,963
5.500%, 01/01/33	878,446	980,826
5.500%, 12/01/33	304,640	340,559
5.500%, 05/01/34	2,418,365	2,709,013
5.500%, 08/01/37	2,530,318	2,835,189
5.500%, 02/01/38	357,390	401,417
5.500%, 03/01/38	270,980	304,145
5.500%, 04/01/38	267,833	296,442
5.500%, 06/01/38	416,318	467,844
5.500%, 12/01/38	512,360	568,003
5.500%, 01/01/39	429,590	477,981
5.500%, 08/01/39	381,113	424,577
5.500%, 12/01/39	576,561	640,602
5.500%, 04/01/40	103,382	115,022
5.500%, 04/01/41	396,722	440,713
5.500%, TBA (a)	3,696,000	4,094,475
6.000%, 02/01/34	275,843	315,125
6.000%, 08/01/34	208,442	238,346
6.000%, 04/01/35	3,261,491	3,723,817
6.000%, 06/01/36	432,489	489,927
6.000%, 02/01/38	630,613	713,988
6.000%, 03/01/38	225,471	255,981
6.000%, 05/01/38	734,371	837,023
6.000%, 10/01/38	882,714	999,591
6.000%, 12/01/38	250,047	282,812
6.000%, 04/01/40	2,857,946	3,243,125
6.000%, 09/01/40	280,210	316,494
6.000%, 06/01/41	628,125	711,869
6.500%, 05/01/40	4,122,143	4,612,145
Fannie Mae Pool 2.500%, 05/01/26	900,000	883,310
2.690%, 04/01/25	480,000	482,228
3.500%, 01/01/47	598,823	618,591
4.000%, 01/01/41	563,650	598,135
Fannie Mae REMICS (CMO) 5.000%, 04/25/35	91,505	96,320
Fannie Mae-ACES (CMO) 0.233%, 08/25/24 (b) (c)	114,710,444	1,024,502
2.800%, 01/25/39 (b) (c)	5,005,179	607,796
2.961%, 02/25/27 (b)	1,205,000	1,208,975

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 15 Yr. Gold Pool 2.500%, 08/01/29	1,400,838	$1,413,231
2.500%, 12/01/29	426,811	430,016
2.500%, 05/01/30	1,376,044	1,385,389
2.500%, 07/01/30	950,750	957,596
2.500%, 08/01/30	2,686,281	2,706,094
2.500%, 09/01/30	3,462,560	3,486,502
2.500%, TBA (a)	14,055,000	14,135,154
3.000%, 01/01/30	1,117,805	1,149,542
3.000%, 04/01/30	5,204,644	5,354,366
3.000%, 05/01/30	873,144	898,593
3.000%, 06/01/30	36,835	37,890
3.000%, 07/01/30	1,928,421	1,983,392
3.000%, 08/01/30	612,139	629,632
3.000%, TBA (a)	9,752,000	10,014,085
3.500%, TBA (a)	6,972,000	7,261,233
Freddie Mac 30 Yr. Gold Pool 3.000%, 12/01/42	3,084,572	3,096,052
3.000%, 01/01/43	2,070,951	2,078,720
3.000%, 03/01/43	4,669,973	4,688,297
3.000%, 07/01/43	13,331,754	13,380,507
3.000%, 09/01/46	1,346,235	1,346,764
3.000%, 11/01/46	9,558,791	9,544,310
3.000%, 12/01/46	12,363,381	12,378,278
3.000%, 01/01/47	28,009,450	27,967,017
3.000%, 02/01/47	39,853,988	39,793,611
3.000%, 03/01/47	28,994,120	28,950,195
3.000%, 04/01/47 (d)	30,013,221	29,967,752
3.500%, 04/01/42	2,098,140	2,173,315
3.500%, 08/01/42	1,644,156	1,705,436
3.500%, 10/01/42	195,785	202,076
3.500%, 01/01/43	1,409,410	1,454,282
3.500%, 06/01/43	361,674	373,439
3.500%, 01/01/44	784,248	812,627
3.500%, 04/01/44	149,061	154,390
3.500%, 05/01/44	672,495	696,926
3.500%, 06/01/44	174,140	180,365
3.500%, 07/01/44	131,549	136,572
3.500%, 08/01/44	559,211	579,204
3.500%, 09/01/44	1,028,576	1,066,045
3.500%, 08/01/45	7,929,260	8,213,158
3.500%, 09/01/45	221,513	229,891
3.500%, 01/01/46	1,308,357	1,349,716
3.500%, 03/01/46	980,547	1,011,544
3.500%, 05/01/46	1,065,225	1,098,899
3.500%, 03/01/47	2,699,755	2,795,992
3.500%, TBA (a)	51,167,164	52,519,522
4.000%, 08/01/40	358,855	378,912
4.000%, 10/01/40	177,060	188,535
4.000%, 11/01/40	782,896	833,624
4.000%, 04/01/41	20,415	21,558
4.000%, 10/01/41	749,372	797,953
4.000%, 09/01/43	533,238	568,708
4.000%, 04/01/44	1,075,160	1,143,884
4.000%, 08/01/44	4,035,251	4,303,473
4.000%, 02/01/45	406,283	429,843

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 4.000%, 09/01/45	1,757,769	1,861,166
4.000%, 10/01/45	2,192,493	2,321,526
4.000%, 12/01/45 (d)	16,336,020	17,197,892
4.000%, TBA (a)	15,999,000	16,797,107
4.500%, 02/01/39	1,574,394	1,688,216
4.500%, 08/01/39	1,354,679	1,456,166
4.500%, 12/01/39	336,748	362,144
4.500%, 07/01/40	98,526	105,941
4.500%, 05/01/41	2,055,783	2,210,561
4.500%, 05/01/42	1,984,239	2,133,115
4.500%, 10/01/43	1,025,606	1,100,700
4.500%, 12/01/43	2,559,673	2,761,248
4.500%, TBA (a)	6,354,000	6,800,462
5.000%, 10/01/41	823,210	900,584
5.000%, 11/01/41	7,347,379	8,034,111
5.500%, 02/01/35	203,510	227,992
5.500%, 09/01/39	195,028	215,432
5.500%, 01/01/40	257,881	284,401
5.500%, 07/01/40	330,053	364,140
5.500%, 06/01/41	3,066,360	3,413,440
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 0.745%, 03/25/27 (b) (c)	17,895,031	885,260
2.770%, 05/25/25	1,110,000	1,115,559
3.120%, 09/25/26 (b)	1,970,000	2,013,863
3.300%, 10/25/26	2,810,000	2,910,531
3.347%, 11/25/26	1,210,000	1,257,895
3.430%, 01/25/27 (b)	560,000	587,851
3.531%, 07/25/23 (b)	500,000	530,208
FREMF Mortgage Trust (CMO) 4.013%, 02/25/24 (144A) (b)	1,810,000	1,809,395
4.117%, 03/25/27 (144A) (b)	855,556	861,180
Ginnie Mae I 30 Yr. Pool 3.000%, TBA (a)	6,519,000	6,587,112
3.500%, 01/15/42	524,643	545,093
3.500%, 02/15/42	247,904	259,120
3.500%, 04/15/42	433,389	450,944
3.500%, 05/15/42	427,390	446,734
3.500%, 08/15/42	609,329	636,753
3.500%, 11/15/42	432,614	450,220
3.500%, 12/15/42	1,372,820	1,434,538
3.500%, 01/15/43	590,308	614,300
3.500%, 02/15/43	911,160	949,918
3.500%, 03/15/43	484,414	504,071
3.500%, 04/15/43	2,636,022	2,741,406
3.500%, 05/15/43	3,198,503	3,334,701
3.500%, 06/15/43	799,272	835,198
3.500%, 07/15/43	2,706,408	2,828,014
4.000%, 07/20/39	485,176	514,619
4.000%, 01/15/41	1,705,780	1,797,703
4.000%, 03/15/41	1,204,059	1,268,946
4.000%, 12/15/41	26,241	27,625
4.000%, TBA (a)	4,542,000	4,778,326
4.500%, 02/15/42 (d)	13,245,299	14,356,337
5.000%, 12/15/38	375,248	412,445

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 5.000%, 07/15/39	1,045,027	$1,148,273
5.000%, 10/15/39	458,361	508,684
5.000%, 09/15/40	35,166	39,028
5.000%, 12/15/40	1,259,042	1,383,613
5.500%, 04/15/33	34,352	38,672
6.500%, 04/15/33	49,319	53,894
8.500%, 05/15/22	595	602
Ginnie Mae II 30 Yr. Pool 3.000%, TBA (a)	87,100,000	87,977,802
3.500%, 12/20/41	4,858,365	5,049,020
3.500%, 10/20/42	504,361	524,622
3.500%, 01/20/43	450,043	468,123
3.500%, 04/20/43	371,545	386,471
3.500%, 10/20/46	2,810,617	2,923,108
3.500%, 04/20/47	78,618,878	81,517,703
3.500%, TBA (a)	19,036,496	19,717,645
4.000%, 09/20/40	128,691	137,284
4.000%, 10/20/40	1,424,047	1,512,383
4.000%, 11/20/40	799,800	843,653
4.000%, 12/20/40	2,990,145	3,173,605
4.000%, 01/20/41	2,613,784	2,775,676
4.000%, 02/20/41	46,273	49,080
4.000%, 07/20/43	245,969	260,100
4.000%, 08/20/44	1,085,033	1,152,299
4.000%, 10/20/46	247,208	261,314
4.000%, 01/20/47	35,433,204	37,323,875
4.000%, 02/20/47	4,144,694	4,365,930
4.000%, 06/20/47	6,159,000	6,502,195
4.000%, TBA (a)	1,690,000	1,778,329
4.500%, 12/20/39	108,612	117,141
4.500%, 01/20/40	134,680	145,263
4.500%, 02/20/40	107,529	115,550
4.500%, 05/20/40	7,343	7,891
4.500%, 08/20/40	260,686	281,390
4.500%, 05/20/41	14,134,034	15,187,739
4.500%, 06/20/41	1,371,040	1,473,249
4.500%, 07/20/41	861,163	925,330
4.500%, 11/20/41	130,920	140,700
4.500%, 11/20/44	310,870	330,568
5.000%, 10/20/33	1,128,613	1,255,700
5.000%, 10/20/39	387,631	421,421
5.000%, 07/20/42	472,995	514,615
Government National Mortgage Association (CMO) 0.773%, 05/16/59 (b) (c)	2,200,000	158,370
0.792%, 11/16/53 (b) (c)	1,215,257	48,449
0.794%, 02/16/53 (b) (c)	19,054,387	922,310
0.804%, 07/16/59 (b) (c)	2,077,795	155,269
0.825%, 08/16/41 (c)	4,629,498	84,568
0.838%, 01/16/49 (b) (c)	7,894,103	389,778
0.856%, 06/16/53 (b) (c)	1,853,446	60,563
0.924%, 06/16/58 (b) (c)	2,772,785	207,050
0.984%, 08/15/58 (b) (c)	7,525,345	613,778
1.000%, 02/16/39 (c)	6,511,128	100,693
1.007%, 08/16/58 (b) (c)	3,895,442	295,987

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association (CMO) 1.046%, 05/16/58 (b) (c)	2,652,541	205,160
1.070%, 12/16/57 (b) (c)	3,852,324	303,651
1.127%, 04/16/58 (b) (c)	7,045,110	571,833
1.181%, 01/16/48 (b) (c)	7,836,508	448,596
1.192%, 02/16/58 (b) (c)	3,345,552	296,129

		1,448,980,111

U.S. Treasury—24.3%
U.S. Treasury Bonds 2.875%, 11/15/46 (f) (g) (h)	57,418,000	57,734,258
3.000%, 02/15/47 (f) (h)	55,487,000	57,238,281
3.000%, 05/15/47 (g) (h)	39,712,000	40,984,015
U.S. Treasury Notes 1.250%, 03/31/19	37,803,000	37,721,799
1.250%, 04/30/19	37,835,000	37,741,888
1.250%, 05/31/19 (h)	25,259,000	25,197,823
1.500%, 04/15/20	52,255,000	52,218,265
1.500%, 05/15/20 (h)	34,879,000	34,839,482
1.625%, 03/15/20	51,992,000	52,156,503
1.750%, 05/31/22 (h)	109,169,000	108,529,379
1.875%, 03/31/22	162,317,000	162,412,118
1.875%, 04/30/22 (h)	162,613,000	162,581,290
2.000%, 04/30/24	7,574,000	7,517,490
2.000%, 05/31/24 (h)	5,074,000	5,033,170
2.000%, 11/15/26 (g)	35,026,000	34,153,082
2.125%, 03/31/24	7,502,000	7,507,566
2.250%, 02/15/27 (g)	34,117,000	33,958,424
2.375%, 05/15/27 (h)	26,461,000	26,628,445

		944,153,278

Total U.S. Treasury & Government Agencies (Cost $2,395,684,678)		2,393,133,389

Corporate Bonds & Notes—29.1%

Advertising—0.1%
ACE03 MH1 B2 Zero Coupon, 08/15/30	788,785	611,853
Interpublic Group of Cos., Inc. (The) 4.000%, 03/15/22	1,468,000	1,539,405

		2,151,258

Aerospace/Defense—0.3%
BAE Systems Holdings, Inc. 2.850%, 12/15/20 (144A)	699,000	708,537
4.750%, 10/07/44 (144A)	132,000	142,998
Harris Corp. 2.700%, 04/27/20	706,000	713,310
Lockheed Martin Corp. 3.550%, 01/15/26	815,000	844,508
3.600%, 03/01/35	1,860,000	1,835,236
4.070%, 12/15/42	380,000	388,409

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Aerospace/Defense—(Continued)
Lockheed Martin Corp. 4.500%, 05/15/36	323,000	$352,259
4.700%, 05/15/46	527,000	592,161
Northrop Grumman Corp. 3.850%, 04/15/45	840,000	833,005
United Technologies Corp. 1.778%, 05/04/18	3,052,000	3,055,916
4.050%, 05/04/47	2,865,000	2,934,637
4.150%, 05/15/45	836,000	865,572

		13,266,548

Agriculture—0.0%
Reynolds American, Inc. 2.300%, 06/12/18	1,321,000	1,326,753
3.250%, 06/12/20	561,000	577,571

		1,904,324

Airlines—0.4%
American Airlines Group, Inc. 4.625%, 03/01/20 (144A) (d)	2,214,000	2,289,874
American Airlines Pass-Through Trust 3.375%, 05/01/27	3,314,693	3,331,266
Delta Air Lines, Inc. 2.875%, 03/13/20	9,690,000	9,816,701
Turkish Airlines Pass-Through Trust 4.200%, 03/15/27 (144A)	1,192,478	1,140,307
United Airlines Pass-Through Trust 4.750%, 04/11/22	341,648	354,033

		16,932,181

Auto Manufacturers—1.2%
Ford Motor Credit Co. LLC 3.810%, 01/09/24	7,525,000	7,619,235
General Motors Financial Co., Inc. 2.625%, 07/10/17	2,036,000	2,036,204
3.100%, 01/15/19	814,000	825,123
3.150%, 06/30/22	13,450,000	13,470,820
3.200%, 07/06/21	6,453,000	6,525,532
3.700%, 11/24/20	1,345,000	1,391,631
4.000%, 01/15/25	1,821,000	1,828,745
4.750%, 08/15/17	3,515,000	3,526,983
Hyundai Capital America 2.550%, 04/03/20 (144A)	8,645,000	8,623,370

		45,847,643

Auto Parts & Equipment—0.1%
Delphi Automotive plc 4.250%, 01/15/26	1,455,000	1,541,175
4.400%, 10/01/46	1,297,000	1,293,277

		2,834,452

Banks—9.4%
Banco Espirito Santo S.A. 4.000%, 01/21/19 (EUR) (i)	200,000	68,529

Banks—(Continued)
Banco Inbursa S.A. Institucion de Banca Multiple 4.375%, 04/11/27 (144A)	549,000	549,110
Bank of America Corp. 2.250%, 04/21/20 (d)	2,535,000	2,536,034
3.248%, 10/21/27	1,588,000	1,534,537
3.300%, 01/11/23	3,383,000	3,449,638
3.500%, 04/19/26	2,440,000	2,448,311
3.875%, 08/01/25	5,164,000	5,342,215
4.443%, 01/20/48 (b)	4,400,000	4,653,796
4.875%, 04/01/44	494,000	553,074
Bank of New York Mellon Corp. (The) 2.050%, 05/03/21	10,424,000	10,328,589
4.625%, 09/20/26 (b)	2,930,000	2,955,198
Barclays plc 4.836%, 05/09/28	4,105,000	4,196,500
4.950%, 01/10/47	2,231,000	2,380,789
BB&T Corp. 2.450%, 01/15/20	1,530,000	1,547,092
2.750%, 04/01/22	15,085,000	15,307,851
BNP Paribas S.A. 2.950%, 05/23/22 (144A)	6,010,000	6,069,842
3.800%, 01/10/24 (144A)	808,000	841,469
BPCE S.A. 3.000%, 05/22/22 (144A) (d)	3,500,000	3,530,439
Branch Banking & Trust Co. 2.300%, 10/15/18	2,160,000	2,173,746
Capital One Financial Corp. 3.750%, 03/09/27	3,310,000	3,297,988
4.750%, 07/15/21	80,000	86,313
Capital One N.A. 2.400%, 09/05/19	250,000	250,891
Citigroup, Inc. 1.800%, 02/05/18	2,960,000	2,962,244
2.500%, 09/26/18 (d)	4,057,000	4,084,498
2.500%, 07/29/19	3,634,000	3,666,637
2.900%, 12/08/21	20,825,000	21,036,020
3.500%, 05/15/23	2,381,000	2,415,713
3.875%, 03/26/25	1,530,000	1,539,455
4.125%, 07/25/28	6,182,000	6,275,497
4.750%, 05/18/46	4,348,000	4,564,078
Citizens Bank N.A. 2.250%, 03/02/20	6,026,000	6,020,360
2.300%, 12/03/18	1,395,000	1,400,025
2.650%, 05/26/22	4,875,000	4,861,881
Credit Suisse AG 3.000%, 10/29/21	1,015,000	1,034,328
Credit Suisse Group AG 4.282%, 01/09/28 (144A)	812,000	839,349
Credit Suisse Group Funding Guernsey, Ltd. 2.750%, 03/26/20	3,269,000	3,294,704
4.875%, 05/15/45	753,000	828,801
Fifth Third Bank 2.250%, 06/14/21	3,062,000	3,053,053
Goldman Sachs Group, Inc. (The) 2.000%, 04/25/19	950,000	949,588
2.350%, 11/15/21	6,177,000	6,093,888

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Goldman Sachs Group, Inc. (The) 2.600%, 04/23/20	2,774,000	$2,799,759
2.625%, 01/31/19	3,624,000	3,660,631
2.625%, 04/25/21	2,055,000	2,059,077
2.750%, 09/15/20	1,326,000	1,341,976
3.500%, 01/23/25	1,683,000	1,701,284
3.750%, 05/22/25	2,243,000	2,296,812
HSBC Holdings plc 2.650%, 01/05/22 (d)	9,883,000	9,860,210
4.041%, 03/13/28 (b)	2,950,000	3,055,545
6.000%, 05/22/27 (b)	4,055,000	4,192,870
ING Groep NV 3.950%, 03/29/27	3,177,000	3,303,581
Intesa Sanpaolo S.p.A. 5.017%, 06/26/24 (144A)	10,267,000	10,412,350
JPMorgan Chase & Co. 2.200%, 10/22/19	2,326,000	2,333,436
2.550%, 10/29/20	3,260,000	3,287,355
2.750%, 06/23/20	667,000	678,145
2.972%, 01/15/23 (d)	13,360,000	13,518,917
3.782%, 02/01/28 (b)	3,212,000	3,284,646
3.875%, 09/10/24	2,550,000	2,630,945
3.900%, 07/15/25	1,343,000	1,400,574
4.250%, 10/01/27	1,070,000	1,116,118
Lloyds Banking Group plc 3.750%, 01/11/27	2,169,000	2,177,598
Macquarie Bank, Ltd. 6.125%, 03/08/27 (144A) (b)	2,236,000	2,286,310
Mitsubishi UFJ Financial Group, Inc. 2.998%, 02/22/22	5,056,000	5,131,097
Mizuho Financial Group, Inc. 2.953%, 02/28/22	13,230,000	13,343,910
Morgan Stanley 2.625%, 11/17/21	10,848,000	10,832,010
2.750%, 05/19/22	16,450,000	16,446,447
2.800%, 06/16/20	3,889,000	3,945,546
3.700%, 10/23/24	3,417,000	3,506,724
3.750%, 02/25/23	1,545,000	1,606,511
Northern Trust Corp. 3.375%, 05/08/32 (b)	2,040,000	2,039,119
Royal Bank of Scotland Group plc 2.652%, 05/15/23 (b) (d)	11,585,000	11,678,838
3.498%, 05/15/23 (b)	5,295,000	5,329,338
3.875%, 09/12/23	8,102,000	8,273,025
Santander UK Group Holdings plc 2.875%, 08/05/21	5,200,000	5,211,955
State Street Corp. 2.246%, 06/15/47 (b)	500,000	460,313
2.650%, 05/19/26 (d)	1,246,000	1,207,646
Sumitomo Mitsui Trust Bank, Ltd. 2.050%, 03/06/19 (144A)	15,092,000	15,091,894
U.S. Bancorp 2.950%, 07/15/22 (d)	3,137,000	3,190,856
3.150%, 04/27/27	1,360,000	1,362,268
UBS Group Funding Switzerland AG 4.125%, 09/24/25 (144A)	1,338,000	1,402,538
4.253%, 03/23/28 (144A)	5,815,000	6,075,105

Banks—(Continued)
UniCredit S.p.A. 5.861%, 06/19/32 (144A) (b)	5,078,000	5,213,644
Wells Fargo & Co. 2.100%, 07/26/21	5,995,000	5,914,601
2.600%, 07/22/20	1,285,000	1,303,116
3.584%, 05/22/28 (b)	5,700,000	5,760,597
4.750%, 12/07/46	3,286,000	3,508,377
4.900%, 11/17/45	969,000	1,056,576

		365,312,260

Beverages—0.5%
Anheuser-Busch InBev Finance, Inc. 2.650%, 02/01/21	3,844,000	3,895,540
3.300%, 02/01/23	2,335,000	2,404,422
4.700%, 02/01/36	1,225,000	1,348,288
4.900%, 02/01/46	9,438,000	10,652,114
Anheuser-Busch InBev Worldwide, Inc. 3.750%, 07/15/42	550,000	532,321
Central American Bottling Corp. 5.750%, 01/31/27 (144A)	239,000	252,479

		19,085,164

Biotechnology—0.4%
Amgen, Inc. 2.125%, 05/01/20	2,559,000	2,562,816
4.400%, 05/01/45	2,028,000	2,083,058
Gilead Sciences, Inc. 2.350%, 02/01/20	589,000	594,623
2.500%, 09/01/23	1,447,000	1,425,564
4.000%, 09/01/36	5,760,000	5,727,663
4.150%, 03/01/47	862,000	866,019
4.500%, 02/01/45	547,000	567,042
4.600%, 09/01/35	564,000	604,730

		14,431,515

Building Materials—0.2%
CEMEX Finance LLC 9.375%, 10/12/22 (144A)	280,000	297,500
CRH America Finance, Inc. 3.400%, 05/09/27 (144A)	2,255,000	2,255,131
Johnson Controls International plc 5.125%, 09/14/45	2,020,000	2,322,832
LafargeHolcim Finance U.S. LLC 4.750%, 09/22/46 (144A)	2,545,000	2,647,347
Tecnoglass, Inc. 8.200%, 01/31/22 (144A)	279,000	293,299

		7,816,109

Chemicals—0.2%
Agrium, Inc. 4.125%, 03/15/35 (d)	755,000	751,333
Dow Chemical Co. (The) 4.375%, 11/15/42	500,000	516,428
4.625%, 10/01/44	755,000	803,600

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
E.I. du Pont de Nemours & Co. 2.200%, 05/01/20	1,100,000	$1,105,970
Eastman Chemical Co. 4.800%, 09/01/42	716,000	768,592
Monsanto Co. 3.600%, 07/15/42	1,222,000	1,062,898
Sherwin-Williams Co. (The) 4.000%, 12/15/42	565,000	542,232
4.500%, 06/01/47	815,000	853,980

		6,405,033

Commercial Services—0.3%
Moody’s Corp. 2.750%, 12/15/21	2,544,000	2,565,354
3.250%, 01/15/28 (144A)	3,360,000	3,308,367
Total System Services, Inc. 4.800%, 04/01/26	3,469,000	3,776,163
Wesleyan University 4.781%, 07/01/2116	1,088,000	1,064,186

		10,714,070

Computers—1.0%
Apple, Inc. 2.850%, 05/11/24	11,225,000	11,279,385
3.000%, 02/09/24	3,075,000	3,121,639
3.450%, 02/09/45	1,028,000	965,970
4.650%, 02/23/46	6,691,000	7,500,082
Dell International LLC / EMC Corp. 5.450%, 06/15/23 (144A)	3,230,000	3,505,099
8.350%, 07/15/46 (144A)	2,780,000	3,587,818
DXC Technology Co. 2.875%, 03/27/20 (144A) (d)	1,369,000	1,386,212
Hewlett Packard Enterprise Co. 2.850%, 10/05/18	2,705,000	2,728,144
3.600%, 10/15/20	3,456,000	3,563,478
HP, Inc. 3.750%, 12/01/20	357,000	373,658

		38,011,485

Diversified Financial Services—0.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.500%, 05/26/22 (d)	5,837,000	5,990,175
4.625%, 10/30/20	4,930,000	5,239,461
Air Lease Corp. 2.625%, 07/01/22	4,300,000	4,261,898
3.000%, 09/15/23	5,220,000	5,189,969
3.625%, 04/01/27	2,270,000	2,270,213
American Express Credit Corp. 2.250%, 08/15/19	1,959,000	1,975,875
3.300%, 05/03/27	1,010,000	1,009,165
Capital One Bank USA N.A. 2.300%, 06/05/19	500,000	500,456
Discover Financial Services 4.100%, 02/09/27	1,108,000	1,109,915

Diversified Financial Services—(Continued)
Jefferies Group LLC 6.500%, 01/20/43	648,000	732,305
Synchrony Financial 2.600%, 01/15/19	1,706,000	1,715,110
2.700%, 02/03/20	1,079,000	1,084,472
4.500%, 07/23/25	1,243,000	1,278,239
Visa, Inc. 4.150%, 12/14/35	411,000	445,302

		32,802,555

Electric—1.0%
AES Panama SRL 6.000%, 06/25/22 (144A)	213,000	223,650
Baltimore Gas & Electric Co. 3.500%, 08/15/46	946,000	901,923
Celeo Redes Operacion Chile S.A. 5.200%, 06/22/47 (144A)	816,000	826,200
Dominion Energy, Inc. 2.579%, 07/01/20	2,615,000	2,628,509
Emera U.S. Finance L.P. 2.150%, 06/15/19	2,058,000	2,056,086
2.700%, 06/15/21	2,106,000	2,109,224
Enel Finance International NV 2.875%, 05/25/22 (144A)	4,485,000	4,491,221
3.625%, 05/25/27 (144A)	4,680,000	4,634,810
Energuate Trust 5.875%, 05/03/27 (144A)	367,000	378,010
Exelon Corp. 2.450%, 04/15/21	549,000	547,491
2.850%, 06/15/20	3,225,000	3,276,374
4.950%, 06/15/35	501,000	548,482
Generacion Mediterranea S.A. / Generacion Frias S.A. / Central Termica Roca S.A. 9.625%, 07/27/23 (144A)	722,000	788,785
Great Plains Energy, Inc. 3.900%, 04/01/27	4,159,000	4,207,348
Inkia Energy, Ltd. 8.375%, 04/04/21 (144A)	282,000	291,447
Orazul Energy Egenor S. en C. por A. 5.625%, 04/28/27 (144A)	549,000	536,648
Pacific Gas & Electric Co. 4.300%, 03/15/45	839,000	898,670
4.750%, 02/15/44	545,000	620,265
Pampa Energia S.A. 7.500%, 01/24/27 (144A)	560,000	584,394
Southern California Edison Co. 1.250%, 11/01/17	1,080,000	1,079,365
Stoneway Capital Corp. 10.000%, 03/01/27 (144A) (d)	835,000	881,192
Trans-Allegheny Interstate Line Co. 3.850%, 06/01/25 (144A)	2,380,000	2,468,098
Virginia Electric & Power Co. 3.500%, 03/15/27	3,225,000	3,316,093
4.200%, 05/15/45 (d)	895,000	939,604
4.450%, 02/15/44	437,000	477,426

		39,711,315

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electronics—0.0%
Amphenol Corp. 3.200%, 04/01/24	1,254,000	$1,266,777

Energy-Alternate Sources—0.0%
Genneia S.A. 8.750%, 01/20/22 (144A)	277,000	294,540

Engineering & Construction—0.0%
Aeropuerto Internacional de Tocumen S.A. 5.625%, 05/18/36 (144A)	276,000	291,870
Aeropuertos Argentina S.A. 6.875%, 02/01/27 (144A)	279,000	288,801
Aeropuertos Dominicanos Siglo S.A. 6.750%, 03/30/29 (144A)	279,000	302,369
Cia Latinoamericana de Infraestructura & Servicios S.A. 9.500%, 07/20/23 (144A)	40,000	41,469

		924,509

Environmental Control—0.0%
Waste Management, Inc. 3.900%, 03/01/35	442,000	456,293

Food—0.1%
Arcor SAIC 6.000%, 07/06/23 (144A)	341,000	362,312
Minerva Luxembourg S.A. 6.500%, 09/20/26 (144A)	581,000	565,749
Post Holdings, Inc. 6.000%, 12/15/22 (144A)	2,255,000	2,390,300

		3,318,361

Forest Products & Paper—0.1%
Georgia-Pacific LLC 7.375%, 12/01/25	1,415,000	1,800,394
Suzano Austria GmbH 5.750%, 07/14/26 (144A) (d)	564,000	583,740
Suzano Trading, Ltd. 5.875%, 01/23/21 (144A)	423,000	448,380

		2,832,514

Gas—0.1%
Dominion Energy Gas Holdings LLC 4.600%, 12/15/44	1,137,000	1,188,070
NiSource Finance Corp. 3.490%, 05/15/27	2,215,000	2,230,241
Southern Co. Gas Capital Corp. 4.400%, 05/30/47	2,135,000	2,177,555

		5,595,866

Healthcare-Products—0.5%
Becton Dickinson & Co. 2.133%, 06/06/19	6,380,000	6,389,691
2.675%, 12/15/19	2,345,000	2,373,712

Healthcare-Products—(Continued)
Becton Dickinson & Co. 2.894%, 06/06/22	3,240,000	3,250,128
4.685%, 12/15/44	367,000	377,961
Boston Scientific Corp. 2.650%, 10/01/18	1,872,000	1,889,187
Medtronic Global Holdings SCA 3.350%, 04/01/27	3,190,000	3,252,103
Medtronic, Inc. 4.375%, 03/15/35	248,000	270,882
Stryker Corp. 4.625%, 03/15/46	1,016,000	1,109,968

		18,913,632

Healthcare-Services—0.8%
Aetna, Inc. 4.125%, 11/15/42	786,000	800,283
4.500%, 05/15/42	881,000	951,571
4.750%, 03/15/44	690,000	775,663
Anthem, Inc. 1.875%, 01/15/18	5,068,000	5,072,206
2.300%, 07/15/18	7,006,000	7,045,437
Baylor Scott & White Holdings 4.185%, 11/15/45	775,000	792,354
Catholic Health Initiatives 4.350%, 11/01/42	550,000	496,407
Cigna Corp. 3.250%, 04/15/25 (d)	1,947,000	1,954,591
HCA, Inc. 3.750%, 03/15/19	2,260,000	2,305,200
Kaiser Foundation Hospitals 4.150%, 05/01/47	1,403,000	1,453,714
Laboratory Corp. of America Holdings 2.625%, 02/01/20	1,583,000	1,596,036
New York and Presbyterian Hospital (The) 3.563%, 08/01/36	547,000	530,888
Ochsner Clinic Foundation 5.897%, 05/15/45	685,000	850,976
RWJ Barnabas Health, Inc. 3.949%, 07/01/46	355,000	349,300
Southern Baptist Hospital of Florida, Inc. 4.857%, 07/15/45	650,000	723,169
SSM Health Care Corp. 3.823%, 06/01/27	1,392,000	1,426,455
UnitedHealth Group, Inc. 2.700%, 07/15/20	944,000	963,866
4.200%, 01/15/47	1,289,000	1,359,764
4.625%, 07/15/35	377,000	423,719

		29,871,599

Housewares—0.0%
Newell Brands, Inc. 2.875%, 12/01/19	906,000	921,550

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—0.4%
Allstate Corp. (The) 4.200%, 12/15/46	1,564,000	$1,630,498
American International Group, Inc. 3.750%, 07/10/25	1,511,000	1,539,074
3.875%, 01/15/35	673,000	652,448
4.500%, 07/16/44	847,000	861,297
Aon plc 4.750%, 05/15/45	1,906,000	2,062,296
Marsh & McLennan Cos., Inc. 3.750%, 03/14/26	359,000	373,771
4.350%, 01/30/47 (d)	601,000	642,289
Principal Financial Group, Inc. 4.300%, 11/15/46	2,550,000	2,652,673
Travelers Cos., Inc. (The) 4.000%, 05/30/47	1,795,000	1,836,235
4.600%, 08/01/43	945,000	1,054,020
Willis North America, Inc. 3.600%, 05/15/24	276,000	278,781

		13,583,382

Iron/Steel—0.0%
Nucor Corp. 5.200%, 08/01/43	585,000	686,432
Steel Dynamics, Inc. 5.125%, 10/01/21	1,086,000	1,115,300

		1,801,732

Lodging—0.1%
Caesars Growth Properties Holdings LLC / Caesars Growth Properties Finance, Inc. 9.375%, 05/01/22	2,060,000	2,235,100

Media—1.6%
21st Century Fox America, Inc. 4.750%, 09/15/44	525,000	552,676
4.950%, 10/15/45	223,000	241,395
Cablevision S.A. 6.500%, 06/15/21 (144A)	277,000	293,620
CBS Corp. 2.300%, 08/15/19	2,077,000	2,090,569
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.750%, 02/15/28 (144A)	8,960,000	8,827,777
4.464%, 07/23/22	1,856,000	1,977,505
4.908%, 07/23/25	902,000	974,448
5.375%, 05/01/47 (144A)	2,970,000	3,142,094
6.384%, 10/23/35	1,407,000	1,667,792
6.484%, 10/23/45	6,878,000	8,255,065
Comcast Corp. 3.200%, 07/15/36	3,448,000	3,227,035
3.375%, 08/15/25	1,578,000	1,618,884
3.400%, 07/15/46 (d)	835,000	760,352
4.250%, 01/15/33	665,000	708,737
4.400%, 08/15/35	2,001,000	2,150,949
4.600%, 08/15/45	885,000	965,084
4.750%, 03/01/44	2,972,000	3,307,176

Media—(Continued)
CSC Holdings LLC 7.625%, 07/15/18	2,060,000	2,173,300
Discovery Communications LLC 3.800%, 03/13/24	1,616,000	1,634,021
Myriad International Holdings B.V. 4.850%, 07/06/27 (144A)	290,000	290,725
NBCUniversal Enterprise, Inc. 5.250%, 12/31/49 (144A)	4,585,000	4,873,213
NBCUniversal Media LLC 4.450%, 01/15/43	1,095,000	1,162,522
Time Warner Cable LLC 4.125%, 02/15/21	2,130,000	2,227,352
4.500%, 09/15/42 (d)	161,000	153,190
5.000%, 02/01/20	1,055,000	1,125,469
5.500%, 09/01/41	588,000	631,903
Time Warner, Inc. 2.100%, 06/01/19	3,352,000	3,353,381
3.600%, 07/15/25	820,000	818,136
4.850%, 07/15/45	1,884,000	1,939,925
Viacom, Inc. 2.750%, 12/15/19	705,000	712,973

		61,857,268

Mining—0.4%
Barrick Gold Corp. 5.250%, 04/01/42	2,420,000	2,753,476
BHP Billiton Finance USA, Ltd. 5.000%, 09/30/43	1,980,000	2,291,234
Glencore Funding LLC 4.000%, 03/27/27 (144A) (d)	4,810,000	4,732,545
Newmont Mining Corp. 3.500%, 03/15/22	2,740,000	2,833,470
4.875%, 03/15/42	2,030,000	2,144,973
Rio Tinto Finance USA plc 4.125%, 08/21/42	1,510,000	1,558,180
VM Holding S.A. 5.375%, 05/04/27 (144A)	547,000	552,196

		16,866,074

Miscellaneous Manufacturing—0.1%
Eaton Corp. 2.750%, 11/02/22	1,285,000	1,292,004
General Electric Co. 4.500%, 03/11/44	2,960,000	3,288,421
Ingersoll-Rand Luxembourg Finance S.A. 4.650%, 11/01/44	306,000	329,998

		4,910,423

Office/Business Equipment—0.3%
Pitney Bowes, Inc. 3.875%, 05/15/22	11,495,000	11,492,069

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—1.8%
Anadarko Petroleum Corp. 4.500%, 07/15/44	1,209,000	$1,107,928
7.950%, 06/15/39	614,000	772,928
Apache Corp. 4.250%, 01/15/44	1,507,000	1,411,559
BP Capital Markets plc 3.224%, 04/14/24	5,410,000	5,463,434
Canadian Natural Resources, Ltd. 2.950%, 01/15/23	3,195,000	3,169,539
3.850%, 06/01/27	4,180,000	4,146,134
Cenovus Energy, Inc. 4.250%, 04/15/27 (144A) (d)	4,740,000	4,515,452
Devon Energy Corp. 3.250%, 05/15/22	2,085,000	2,072,163
5.600%, 07/15/41	1,705,000	1,770,777
5.850%, 12/15/25	2,795,000	3,176,185
Endeavor Energy Resources L.P. / EER Finance, Inc. 7.000%, 08/15/21 (144A)	2,260,000	2,339,100
EOG Resources, Inc. 3.900%, 04/01/35	680,000	659,473
4.150%, 01/15/26 (d)	1,047,000	1,100,062
Exxon Mobil Corp. 1.819%, 03/15/19 (d)	3,300,000	3,313,022
4.114%, 03/01/46	1,386,000	1,462,093
GeoPark Latin America, Ltd. Agencia en Chile 7.500%, 02/11/20 (144A)	270,000	273,375
Halcon Resources Corp. 12.000%, 02/15/22 (144A)	750,000	847,500
Hess Corp. 4.300%, 04/01/27 (d)	5,000,000	4,883,920
Nabors Industries, Inc. 5.500%, 01/15/23 (144A) (d)	1,051,000	995,822
Noble Energy, Inc. 5.050%, 11/15/44	1,094,000	1,123,559
Petro-Canada 6.800%, 05/15/38	1,110,000	1,446,600
Petrobras Argentina S.A. 7.375%, 07/21/23 (144A) (d)	649,000	684,526
Petrobras Global Finance B.V. 4.875%, 03/17/20	282,000	287,668
5.375%, 01/27/21 (d)	3,354,000	3,410,012
5.750%, 01/20/20	282,000	292,631
6.125%, 01/17/22	270,000	278,505
7.375%, 01/17/27 (d)	300,000	317,400
8.375%, 05/23/21	4,255,000	4,762,962
8.750%, 05/23/26	71,000	81,650
Petroleos Mexicanos 4.625%, 09/21/23	224,000	226,688
6.500%, 03/13/27 (144A)	3,091,000	3,320,507
Pioneer Natural Resources Co. 4.450%, 01/15/26 (d)	660,000	693,960
Resolute Energy Corp. 8.500%, 05/01/20 (d)	2,260,000	2,248,700
Shell International Finance B.V. 3.625%, 08/21/42	1,100,000	1,029,026
4.125%, 05/11/35	2,166,000	2,255,178

Oil & Gas—(Continued)
Western Refining Logistics L.P. / WNRL Finance Corp. 7.500%, 02/15/23	2,260,000	2,435,150
Woodside Finance, Ltd. 3.650%, 03/05/25 (144A)	353,000	351,718
YPF S.A. 8.500%, 03/23/21 (144A)	139,000	154,608
8.875%, 12/19/18 (144A)	1,082,000	1,159,255

		70,040,769

Oil & Gas Services—0.1%
Halliburton Co. 3.800%, 11/15/25 (d)	2,410,000	2,469,826
Schlumberger Holdings Corp. 3.000%, 12/21/20 (144A)	2,972,000	3,026,081

		5,495,907

Packaging & Containers—0.1%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.750%, 10/15/20	2,260,000	2,312,748

Pharmaceuticals—1.0%
AbbVie, Inc. 2.500%, 05/14/20	3,448,000	3,487,973
2.900%, 11/06/22	1,946,000	1,964,306
4.400%, 11/06/42	200,000	204,886
4.500%, 05/14/35	2,848,000	3,003,600
Allergan Funding SCS 2.350%, 03/12/18	3,614,000	3,629,088
3.000%, 03/12/20	5,509,000	5,625,895
3.800%, 03/15/25	8,910,000	9,216,050
4.550%, 03/15/35	1,701,000	1,815,525
4.750%, 03/15/45 (d)	1,312,000	1,416,262
Mylan NV 5.250%, 06/15/46	575,000	628,993
Pfizer, Inc. 4.000%, 12/15/36	2,579,000	2,724,600
Teva Pharmaceutical Finance Co. B.V. 3.650%, 11/10/21	841,000	868,442
Teva Pharmaceutical Finance Netherlands B.V. 2.800%, 07/21/23 (d)	2,844,000	2,766,202

		37,351,822

Pipelines—0.9%
Enbridge, Inc. 2.900%, 07/15/22	2,120,000	2,115,760
3.700%, 07/15/27	1,690,000	1,688,749
Energy Transfer L.P. 6.125%, 12/15/45 (d)	2,364,000	2,558,751
Enterprise Products Operating LLC 4.900%, 05/15/46	2,129,000	2,289,378
5.100%, 02/15/45	501,000	550,154

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
GNL Quintero S.A. 4.634%, 07/31/29 (144A)	384,000	$398,400
4.634%, 07/31/29	200,000	207,500
Kinder Morgan Energy Partners L.P. 3.500%, 03/01/21	1,667,000	1,706,968
3.950%, 09/01/22	1,124,000	1,161,309
Kinder Morgan, Inc. 3.050%, 12/01/19	703,000	715,214
5.050%, 02/15/46	1,490,000	1,496,264
MPLX L.P. 5.200%, 03/01/47	754,000	776,526
NGPL PipeCo LLC 7.119%, 12/15/17 (144A)	2,185,000	2,225,969
Plains All American Pipeline L.P. / PAA Finance Corp. 4.650%, 10/15/25	1,520,000	1,557,985
Sabine Pass Liquefaction LLC 4.200%, 03/15/28 (144A)	1,676,000	1,693,283
5.625%, 04/15/23 (d)	1,650,000	1,834,145
Spectra Energy Partners L.P. 4.500%, 03/15/45	2,310,000	2,276,630
Sunoco Logistics Partners Operations L.P. 3.900%, 07/15/26	424,000	416,025
5.350%, 05/15/45	670,000	656,708
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp. 5.500%, 10/15/19	2,260,000	2,384,300
TransCanada PipeLines, Ltd. 1.875%, 01/12/18	1,111,000	1,112,488
2.500%, 08/01/22	1,407,000	1,405,262
Williams Partners L.P. 4.000%, 09/15/25	3,350,000	3,411,660

		34,639,428

Real Estate Investment Trusts—0.1%
American Tower Corp. 3.300%, 02/15/21	1,342,000	1,377,058
3.450%, 09/15/21	500,000	515,621
Crown Castle International Corp. 2.250%, 09/01/21 (d)	2,481,000	2,440,815
3.400%, 02/15/21	668,000	685,935
Trust F/1401 6.950%, 01/30/44	280,000	296,800

		5,316,229

Retail—0.2%
McDonald’s Corp. 4.450%, 03/01/47	1,302,000	1,369,558
4.700%, 12/09/35	575,000	634,620
4.875%, 12/09/45	510,000	568,581
Walgreens Boots Alliance, Inc. 4.650%, 06/01/46	114,000	119,323
4.800%, 11/18/44	3,520,000	3,745,822

		6,437,904

Savings & Loans—0.1%
Washington Mutual Bank Zero Coupon, 05/01/09 (i)	3,780,000	843,412
Zero Coupon, 11/06/09 (i)	2,190,000	488,644
Zero Coupon, 06/16/10 (i)	1,310,000	292,294
Zero Coupon, 02/04/11 (i)	1,247,000	278,237
5.550%, 06/16/10	250,000	55,781

		1,958,368

Semiconductors—1.4%
Analog Devices, Inc. 3.500%, 12/05/26	3,930,000	3,960,603
3.900%, 12/15/25	347,000	360,684
5.300%, 12/15/45	353,000	404,326
Applied Materials, Inc. 3.300%, 04/01/27	1,717,000	1,744,906
4.350%, 04/01/47	1,427,000	1,514,628
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 2.375%, 01/15/20 (144A)	12,247,000	12,264,795
3.000%, 01/15/22 (144A)	16,144,000	16,288,295
3.625%, 01/15/24 (144A)	8,348,000	8,539,987
Lam Research Corp. 2.750%, 03/15/20	1,335,000	1,351,994
2.800%, 06/15/21	1,643,000	1,666,653
QUALCOMM, Inc. 2.600%, 01/30/23	3,105,000	3,093,673
4.800%, 05/20/45	911,000	999,847
Xilinx, Inc. 2.950%, 06/01/24	1,320,000	1,323,559

		53,513,950

Shipbuilding—0.0%
Huntington Ingalls Industries, Inc. 5.000%, 12/15/21 (144A)	365,000	377,775

Software—0.8%
Autodesk, Inc. 3.500%, 06/15/27	4,405,000	4,331,828
Fidelity National Information Services, Inc. 4.500%, 08/15/46	4,130,000	4,236,620
Microsoft Corp. 3.450%, 08/08/36	2,760,000	2,761,719
3.500%, 02/12/35	2,044,000	2,060,863
3.700%, 08/08/46	6,777,000	6,706,099
4.250%, 02/06/47	6,515,000	7,053,491
Oracle Corp. 3.250%, 05/15/30 (d)	1,379,000	1,385,694
3.900%, 05/15/35	948,000	976,893
4.000%, 07/15/46	2,144,000	2,165,213
4.375%, 05/15/55	632,000	663,679

		32,342,099

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—1.5%
AT&T, Inc. 3.800%, 03/01/24	2,669,000	$2,729,338
4.300%, 12/15/42	852,000	791,194
4.750%, 05/15/46	1,863,000	1,826,865
5.250%, 03/01/37	1,953,000	2,080,681
6.375%, 03/01/41	1,032,000	1,205,151
Digicel Group, Ltd. 7.125%, 04/01/22 (144A)	238,000	207,369
8.250%, 09/30/20 (144A)	239,000	223,441
Juniper Networks, Inc. 3.300%, 06/15/20 (d)	1,478,000	1,513,577
Orange S.A. 5.500%, 02/06/44 (d)	840,000	1,002,808
Rogers Communications, Inc. 5.000%, 03/15/44	394,000	445,647
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.360%, 09/20/21 (144A)	6,762,000	6,821,168
Telefonica Emisiones S.A.U. 4.103%, 03/08/27	3,325,000	3,435,210
5.213%, 03/08/47	1,295,000	1,398,253
Verizon Communications, Inc. 1.722%, 05/22/20 (b) (d)	27,890,000	27,910,918
3.850%, 11/01/42	808,000	704,498
4.400%, 11/01/34	1,294,000	1,282,168
4.862%, 08/21/46	4,117,000	4,117,700
Vodafone Group plc 4.375%, 02/19/43	1,090,000	1,076,377

		58,772,363

Transportation—0.5%
Burlington Northern Santa Fe LLC 4.125%, 06/15/47	1,180,000	1,240,846
4.150%, 04/01/45	758,000	792,353
4.700%, 09/01/45	665,000	748,934
CSX Corp. 4.250%, 11/01/66	1,290,000	1,271,632
Empresa de Transporte de Pasajeros Metro S.A. 5.000%, 01/25/47 (144A)	200,000	215,408
FedEx Corp. 3.900%, 02/01/35	1,165,000	1,156,356
4.100%, 02/01/45	1,295,000	1,270,462
4.400%, 01/15/47	1,569,000	1,613,798
4.550%, 04/01/46	1,393,000	1,463,245
4.750%, 11/15/45	1,953,000	2,108,978
4.900%, 01/15/34	190,000	211,488
Norfolk Southern Corp. 6.000%, 05/23/2111	885,000	1,065,580
Rumo Luxembourg S.a.r.l. 7.375%, 02/09/24 (144A)	1,004,000	1,031,208
Union Pacific Corp. 3.375%, 02/01/35 (d)	668,000	660,627
3.875%, 02/01/55	1,301,000	1,255,782

Transportation—(Continued)
Union Pacific Railroad Co. Pass-Through Trust 3.227%, 05/14/26	1,652,807	1,674,723

		17,781,420

Trucking & Leasing—0.2%
Aviation Capital Group Corp. 2.875%, 09/17/18 (144A)	3,355,000	3,387,295
GATX Corp. 2.600%, 03/30/20 (d)	1,747,000	1,765,090
3.850%, 03/30/27 (d)	957,000	963,134
Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.400%, 11/15/26 (144A)	3,274,000	3,217,262

		9,332,781

Total Corporate Bonds & Notes (Cost $1,113,998,610)		1,130,041,164

Asset-Backed Securities—12.4%

Asset-Backed - Credit Card—0.0%
CHLUPA Trust 3.326%, 08/15/20 (144A)	156,221	156,026
World Financial Network Credit Card Master Trust 4.550%, 08/15/22	1,600,000	1,637,179

		1,793,205

Asset-Backed - Home Equity—0.6%
ACE Securities Corp. Home Equity Loan Trust 1.346%, 05/25/37 (b)	1,278,150	411,260
Bayview Financial Revolving Asset Trust 2.222%, 05/28/39 (144A) (b)	8,475,931	6,632,758
2.222%, 12/28/40 (144A) (b)	685,585	614,682
Bear Stearns Asset-Backed Securities Trust 1.356%, 11/25/36 (b)	2,138,323	1,962,835
1.566%, 04/25/37 (b)	2,682,221	1,730,840
2.416%, 01/25/36 (b)	273,799	263,291
2.941%, 08/25/34 (b)	175,560	174,164
Citigroup Mortgage Loan Trust 1.416%, 05/25/37 (b)	2,881,885	2,151,843
1.486%, 05/25/37 (b)	1,309,078	984,410
Citigroup Mortgage Loan Trust, Inc. 1.466%, 08/25/36 (b)	1,810,000	1,448,986
Countrywide Asset-Backed Certificates 1.536%, 10/25/36 (b)	1,905,982	1,731,629
Countrywide Home Equity Loan Trust 5.842%, 06/25/35	580,603	606,175
6.155%, 06/25/35	473,351	474,358
Home Equity Mortgage Loan Asset-Backed Trust 3.241%, 07/25/34 (b)	319,936	322,394
Home Equity Mortgage Trust 5.867%, 07/25/36	844,065	355,255

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Home Equity—(Continued)
Home Loan Mortgage Loan Trust 1.879%, 04/15/36 (b)	1,107,500	$1,014,874
JPMorgan Mortgage Acquisition Trust 6.000%, 07/25/36	348,907	197,094
6.410%, 07/25/36	473,124	267,107
MASTR Asset-Backed Securities Trust 1.366%, 06/25/36 (b)	1,043,931	579,344
1.476%, 06/25/36 (144A) (b)	665,000	450,741
1.496%, 05/25/37 (b)	621,846	389,418
Nationstar Home Equity Loan Trust 1.396%, 06/25/37 (b)	180,000	171,796
Option One Mortgage Loan Trust 1.426%, 03/25/37 (b)	930,000	609,486
Security National Mortgage Loan Trust 1.374%, 04/25/37 (144A) (b)	483,884	460,149

		24,004,889

Asset-Backed - Manufactured Housing—0.5%
Bank of America Manufactured Housing Contract Trust 7.930%, 12/10/25 (b)	4,000,000	3,145,302
BCMSC Trust 6.785%, 03/15/29 (b)	261,293	223,736
7.575%, 06/15/30 (b)	1,270,293	539,875
7.830%, 06/15/30 (b)	1,178,847	517,779
8.290%, 06/15/30 (b)	2,018,917	938,564
Conseco Finance Securitizations Corp. 7.960%, 05/01/31	1,019,123	702,585
7.970%, 05/01/32	2,328,006	1,232,118
8.060%, 09/01/29 (b)	671,375	379,642
8.200%, 05/01/31	1,862,214	1,316,850
Conseco Financial Corp. 6.280%, 09/01/30	659,933	692,412
6.830%, 04/01/30 (b)	142,711	122,923
6.980%, 09/01/30 (b)	1,136,356	934,464
7.500%, 03/01/30 (b)	519,122	398,319
7.860%, 03/01/30 (b)	709,978	562,274
Credit Suisse First Boston Mortgage Securities Corp. 8.100%, 09/25/31 (b)	720,000	781,479
Credit-Based Asset Servicing & Securitization LLC 6.250%, 10/25/36 (144A)	344,000	355,199
Greenpoint Manufactured Housing 8.290%, 12/15/29 (b)	440,000	474,650
9.230%, 12/15/29 (b)	598,174	509,754
Lehman ABS Manufactured Housing Contract Trust 6.630%, 04/15/40 (b)	2,430,000	2,600,035
Oakwood Mortgage Investors, Inc. 6.930%, 09/15/31 (b)	308,769	265,481
7.620%, 06/15/32 (b)	839,679	694,987
Origen Manufactured Housing Contract Trust 7.820%, 03/15/32 (b)	350,905	345,855

		17,734,283

Asset-Backed - Other—10.7%
Ajax Mortgage Loan Trust 3.470%, 04/25/57 (144A)	4,029,225	4,021,896
4.000%, 10/25/57 (144A)	917,275	913,492
4.000%, 09/25/65 (144A)	1,302,427	1,300,227
Allegro CLO, Ltd. 2.466%, 01/21/27 (144A) (b)	940,000	939,998
ALM, Ltd. Zero Coupon, 07/15/27 (144A) (b)	720,000	720,000
2.208%, 04/16/27 (144A) (b)	2,780,000	2,778,610
2.232%, 10/17/26 (144A) (b)	5,115,000	5,114,847
2.322%, 07/28/26 (144A) (b)	2,690,000	2,692,136
3.208%, 04/16/27 (144A) (b)	1,385,000	1,383,615
3.272%, 07/28/26 (144A) (b)	514,000	514,009
3.308%, 10/18/26 (144A) (b)	900,000	901,413
AMMC CLO, Ltd. 2.768%, 05/26/28 (144A) (b)	2,180,000	2,192,701
3.085%, 05/10/25 (144A) (b)	738,000	738,141
3.482%, 11/15/27 (144A) (b)	620,000	621,116
3.853%, 01/26/26 (144A) (b)	524,000	524,740
4.758%, 01/15/22 (144A) (b)	1,060,000	1,060,462
Anchorage Capital CLO, Ltd. Zero Coupon, 07/15/30 (144A) (b)	710,000	710,000
2.345%, 07/13/25 (144A) (b)	835,000	835,122
2.905%, 07/13/25 (144A) (b)	550,000	549,998
3.222%, 04/28/26 (144A) (b)	710,000	710,056
3.358%, 10/15/26 (144A) (b)	660,000	659,995
3.822%, 04/28/26 (144A) (b)	250,000	250,022
3.855%, 07/13/25 (144A) (b)	590,000	590,800
Apidos CLO 2.189%, 01/19/25 (144A) (b)	600,000	599,700
2.258%, 04/15/25 (144A) (b)	3,204,000	3,207,524
2.488%, 01/16/27 (144A) (b)	750,000	752,237
Arbor Realty Collateralized Loan Obligation, Ltd. 2.909%, 09/15/25 (144A) (b)	940,000	946,110
Arbor Realty Commercial Real Estate Notes, Ltd. 2.859%, 09/15/26 (144A) (b)	1,590,000	1,594,233
Ares CLO, Ltd. 2.658%, 10/17/24 (144A) (b)	860,000	859,136
3.258%, 10/17/24 (144A) (b)	730,000	729,931
Atlas Senior Loan Fund CLO, Ltd. 2.588%, 07/16/26 (144A) (b)	700,000	701,107
2.682%, 02/17/26 (144A) (b)	2,920,000	2,921,285
3.158%, 07/16/26 (144A) (b)	1,010,000	1,011,414
Atrium X 2.536%, 07/16/25 (144A) (b)	1,550,000	1,551,916
3.036%, 07/16/25 (144A) (b)	630,000	635,128
Atrium XI 2.293%, 10/23/25 (144A) (b)	380,000	381,413
Atrium XII 4.203%, 10/22/26 (144A) (b)	369,000	369,714
Avery Point CLO, Ltd. 2.658%, 01/15/28 (144A) (b)	780,000	784,251
B2R Mortgage Trust 2.524%, 05/15/48 (144A)	579,192	575,129
3.336%, 11/15/48 (144A)	598,383	605,765

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Battalion CLO, Ltd. 2.293%, 10/22/25 (144A) (b)	5,205,000	$5,202,366
Benefit Street Partners CLO, Ltd. 3.406%, 01/20/28 (144A) (b)	2,010,000	2,016,052
3.408%, 10/15/25 (144A) (b)	3,000,000	3,003,351
Betony CLO, Ltd. 4.008%, 04/15/27 (144A) (b)	520,000	520,064
BlueMountain CLO, Ltd. 2.168%, 04/15/25 (144A) (b)	3,130,000	3,129,987
3.706%, 07/20/23 (144A) (b)	250,000	250,090
Bowman Park CLO, Ltd. 2.366%, 11/23/25 (144A) (b)	1,100,000	1,099,989
Bsprt Issuer, Ltd. 2.426%, 06/15/27 (144A) (b)	1,350,000	1,352,110
C-BASS Trust 1.326%, 11/25/36 (b)	535,528	309,556
1.376%, 10/25/36 (b)	309,947	220,473
1.386%, 04/25/37 (b)	473,582	355,436
1.446%, 11/25/36 (b)	90,414	53,378
3.761%, 01/25/37	2,638,939	1,316,363
Canyon Capital CLO, Ltd. 1.496%, 12/15/20 (144A) (b)	466,384	464,342
Carlyle Global Market Strategies CLO, Ltd. 2.606%, 01/20/29 (144A) (b)	7,485,000	7,513,638
3.808%, 07/15/25 (144A) (b)	270,000	270,054
3.908%, 04/17/25 (144A) (b)	760,000	761,819
Carrington Mortgage Loan Trust 1.276%, 01/25/37 (b)	177,371	155,672
1.336%, 10/25/36 (b)	567,639	367,354
1.366%, 06/25/37 (b)	515,752	485,123
1.376%, 10/25/36 (b)	709,138	562,543
1.436%, 10/25/36 (b)	730,000	488,231
1.456%, 08/25/36 (b)	4,800,000	2,983,415
1.686%, 12/25/35 (b)	834,000	802,995
Catamaran CLO, Ltd. 3.224%, 12/20/23 (144A) (b)	1,170,000	1,169,988
Cavalry CLO, Ltd. 2.658%, 10/15/26 (144A) (b)	490,000	490,343
Cedar Funding V CLO, Ltd. 2.768%, 07/17/28 (144A) (b)	770,000	776,188
Chase Funding Trust 6.333%, 04/25/32	476,207	485,127
CIFC Funding, Ltd. 2.208%, 04/18/25 (144A) (b)	730,000	729,632
2.392%, 05/24/26 (144A) (b)	4,284,000	4,295,288
2.543%, 01/22/27 (144A) (b)	610,000	610,063
2.558%, 01/17/27 (144A) (b)	11,285,000	11,287,584
2.700%, 11/27/24 (144A) (b)	1,270,000	1,269,986
3.058%, 04/16/25 (144A) (b)	1,920,000	1,921,338
3.153%, 07/22/26 (144A) (b)	290,000	290,041
3.858%, 01/17/27 (144A) (b)	290,000	290,447
3.870%, 01/29/25 (144A) (b)	570,000	570,168
3.953%, 07/22/26 (144A) (b)	470,000	470,061
Citicorp Residential Mortgage Trust 5.282%, 06/25/37	1,030,000	997,755

Asset-Backed - Other—(Continued)
Colony American Homes 2.372%, 07/17/32 (144A) (b)	1,652,807	1,655,254
Countrywide Asset-Backed Certificates 1.376%, 01/25/46 (b)	2,526,929	2,411,505
1.436%, 12/25/25 (b)	109,207	117,082
Countrywide Asset-Backed Certificates Trust 1.376%, 09/25/46 (b)	153,501	149,554
Countrywide Revolving Home Equity Loan Resecuritization Trust 1.289%, 12/15/33 (144A) (b)	794,620	688,395
Countrywide Revolving Home Equity Loan Trust 1.339%, 05/15/35 (b)	616,382	533,553
Credit Suisse Mortgage Trust 4.500%, 03/25/21	9,043,431	9,049,751
Credit-Based Asset Servicing & Securitization LLC 3.390%, 12/25/36	250,113	199,293
DCP Rights LLC 5.463%, 10/25/44 (144A)	6,827,975	6,934,662
Dryden Senior Loan Fund 2.282%, 08/15/25 (144A) (b)	1,035,000	1,035,225
2.358%, 01/15/25 (144A) (b)	566,483	567,331
2.658%, 01/15/28 (144A) (b)	250,000	252,016
3.658%, 01/15/25 (144A) (b)	330,000	330,275
Finn Square CLO, Ltd. 2.506%, 12/24/23 (144A) (b)	232,726	233,100
2.996%, 12/24/23 (144A) (b)	370,000	372,246
First Franklin Mortgage Loan Trust 1.356%, 12/25/36 (b)	6,056,807	3,701,950
1.366%, 12/25/36 (b)	3,513,617	2,931,324
1.376%, 04/25/36 (b)	562,030	513,149
1.426%, 12/25/36 (b)	11,141,875	6,897,584
GE-WMC Asset-Backed Pass-Through Certificates 1.466%, 12/25/35 (b)	279,300	269,084
GE-WMC Mortgage Securities Trust 1.366%, 08/25/36 (b)	7,923,688	5,029,465
Greystone Commercial Real Estate Notes, Ltd. 2.539%, 03/15/27 (144A) (b)	400,000	400,164
Greywolf CLO, Ltd. Zero Coupon, 01/17/27 (144A) (b)	320,000	320,000
GT Loan Financing, Ltd. 2.442%, 10/28/24 (144A) (b)	5,670,000	5,670,340
Highbridge Loan Management, Ltd. 2.621%, 05/05/27 (144A) (b)	250,000	250,172
3.285%, 01/29/26 (144A) (b)	670,000	670,000
Invitation Homes Trust 2.309%, 09/17/31 (144A) (b)	2,734,780	2,739,914
2.509%, 08/17/32 (144A) (b)	2,021,372	2,030,589
3.409%, 09/17/31 (144A) (b)	670,000	672,056
4.209%, 12/17/31 (144A) (b)	92,258	92,557
Knollwood CDO, Ltd. 4.355%, 01/10/39 (144A) (b) (e) (j)	835,293	0
LCM L.P. 3.456%, 04/20/27 (144A) (b)	990,000	990,261
4.306%, 04/20/27 (144A) (b)	250,000	250,477

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Lehman ABS Mortgage Loan Trust 1.306%, 06/25/37 (144A) (b)	239,918	$150,240
Lendmark Funding Trust 2.830%, 01/22/24 (144A)	5,270,000	5,268,921
Lime Street CLO, Ltd. 1.824%, 06/20/21 (144A) (b)	500,000	493,868
Litigation Fee Residual Funding LLC 3.500%, 10/30/27	3,401,966	3,348,235
Long Beach Mortgage Loan Trust 1.366%, 06/25/36 (b)	722,442	382,778
1.376%, 11/25/36 (b)	3,063,591	1,500,323
1.396%, 05/25/46 (b)	2,308,297	1,050,362
1.406%, 03/25/46 (b)	2,898,090	1,445,349
1.436%, 02/25/36 (b)	2,650,793	2,404,620
1.436%, 11/25/36 (b)	901,470	445,626
1.476%, 05/25/36 (b)	2,933,883	1,386,046
1.506%, 03/25/46 (b)	2,984,989	1,518,898
Madison Park Funding, Ltd. 2.276%, 07/20/26 (144A) (b)	11,135,000	11,129,377
2.603%, 10/23/25 (144A) (b)	616,000	616,353
Merrill Lynch First Franklin Mortgage Loan Trust 1.456%, 05/25/37 (b)	12,259,884	7,621,490
Morgan Stanley IXIS Real Estate Capital Trust 1.326%, 11/25/36 (b)	524,854	263,909
Mountain Hawk CLO, Ltd. 2.316%, 07/22/24 (144A) (b)	527,000	526,158
3.336%, 01/20/24 (144A) (b)	1,250,000	1,250,149
MP CLO, Ltd. 2.336%, 04/20/25 (144A) (b)	1,010,000	1,011,459
3.356%, 10/25/25 (144A) (b)	500,000	500,073
Neuberger Berman CLO, Ltd. 3.328%, 04/15/26 (144A) (b)	775,000	775,181
3.453%, 01/23/24 (144A) (b)	3,945,000	3,945,844
Nomura Asset Acceptance Corp. Alternative Loan Trust 1.616%, 10/25/36 (144A) (b)	475,195	423,528
Northwoods Capital, Ltd. 2.578%, 01/18/24 (144A) (b)	4,226,611	4,226,898
OCP CLO, Ltd. Zero Coupon, 07/15/30 (144A) (b)	3,270,000	3,265,507
2.688%, 04/17/27 (144A) (b)	1,220,000	1,220,487
2.728%, 10/18/28 (144A) (b)	540,000	544,799
2.887%, 04/26/26 (144A) (b)	220,000	219,752
Octagon Investment Partners, Ltd. 2.105%, 10/25/25 (144A) (b)	500,000	500,306
2.278%, 07/17/25 (144A) (b)	5,600,000	5,605,734
2.836%, 10/25/25 (144A) (b)	2,920,000	2,921,460
OFSI Fund, Ltd. 3.058%, 03/20/25 (144A) (b)	3,922,000	3,930,475
OHA Credit Partners, Ltd. 2.276%, 04/20/25 (144A) (b)	590,000	590,091
OHA Loan Funding, Ltd. 2.456%, 08/23/24 (144A) (b)	5,670,000	5,670,624
OneMain Financial Issuance Trust 2.430%, 06/18/24 (144A)	399,293	399,444
3.020%, 09/18/24 (144A)	2,000,000	2,007,965

Asset-Backed - Other—(Continued)
OneMain Financial Issuance Trust 3.240%, 06/18/24 (144A)	910,000	910,913
4.100%, 03/20/28 (144A)	692,000	705,908
4.320%, 07/18/25 (144A)	3,100,000	3,099,434
5.310%, 09/18/24 (144A)	500,000	503,881
OZLM Funding, Ltd. 2.303%, 07/22/25 (144A) (b)	9,625,000	9,618,850
2.610%, 10/30/27 (144A) (b)	12,103,000	12,139,430
3.508%, 01/17/26 (144A) (b)	1,450,000	1,450,010
4.153%, 01/22/29 (144A) (b)	3,950,000	3,949,929
OZLM, Ltd. 2.406%, 01/20/29 (144A) (b)	1,950,000	1,955,645
3.016%, 01/20/29 (144A) (b)	810,000	813,068
3.858%, 04/17/26 (144A) (b)	960,000	960,005
4.706%, 01/20/27 (144A) (b)	1,720,000	1,720,083
Palmer Square CLO, Ltd. 2.378%, 10/17/27 (144A) (b)	780,000	782,097
2.682%, 05/15/25 (144A) (b)	1,940,000	1,939,977
3.408%, 10/17/27 (144A) (b)	360,000	360,225
PFS Tax Lien Trust 1.440%, 05/15/29 (144A)	1,023,722	1,015,886
Pretium Mortgage Credit Partners LLC 3.250%, 06/29/32 (144A)	3,960,000	3,960,000
3.250%, 03/28/57 (144A)	5,032,324	5,040,271
3.500%, 10/27/31 (144A)	1,516,928	1,516,716
Progress Residential Trust 2.709%, 09/17/33 (144A) (b)	1,752,110	1,781,823
2.740%, 06/12/32 (144A)	1,114,349	1,120,096
4.722%, 01/17/34 (144A) (b)	650,000	677,530
5.059%, 09/17/33 (144A) (b)	1,190,000	1,241,913
6.643%, 11/12/32 (144A)	250,000	259,978
PRPM LLC 4.250%, 01/25/22 (144A)	292,844	294,508
Race Point CLO, Ltd. 2.668%, 04/15/27 (144A) (b)	1,570,000	1,572,030
3.829%, 11/08/24 (144A) (b)	1,300,000	1,300,090
RCO Mortgage LLC 4.716%, 11/25/45 (144A) (b)	298,153	298,224
Rockford Tower CLO, Ltd. 2.745%, 04/15/29 (144A) (b)	3,550,000	3,549,883
3.175%, 04/15/29 (144A) (b)	1,500,000	1,492,473
SG Mortgage Securities Trust 1.426%, 10/25/36 (b)	570,000	376,477
Shackleton CLO, Ltd. 2.319%, 05/07/26 (144A) (b)	5,290,000	5,289,958
Silvermore CLO, Ltd. 2.632%, 05/15/26 (144A) (b)	6,462,680	6,464,044
Sound Point CLO, Ltd. 2.367%, 04/26/25 (144A) (b)	498,614	498,526
2.683%, 01/23/29 (144A) (b)	3,080,000	3,088,476
2.816%, 10/20/28 (144A) (b)	1,240,000	1,244,935
3.208%, 04/15/27 (144A) (b)	2,500,000	2,501,387
3.406%, 01/21/26 (144A) (b)	630,000	630,006
Soundview Home Loan Trust 2.011%, 01/25/35 (b)	69,917	66,310

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
SpringCastle America Funding LLC 3.050%, 04/25/29 (144A)	4,779,335	$4,807,486
Springleaf Funding Trust 3.620%, 11/15/24 (144A)	2,062,000	2,079,236
Stanwich Mortgage Loan Co. LLC 3.598%, 05/17/22 (144A)	6,780,000	6,780,000
3.721%, 08/16/46 (144A)	1,268,921	1,270,195
SWAY Residential Trust 2.509%, 01/17/32 (144A) (b)	125,711	125,711
Symphony CLO, Ltd. 2.188%, 10/15/25 (144A) (b)	8,810,000	8,810,211
TIAA CLO, Ltd. 2.490%, 04/20/29 (144A) (b)	900,000	903,459
TICP CLO, Ltd. 2.336%, 01/20/27 (144A) (b)	1,290,000	1,290,034
Tricon American Homes Trust 2.422%, 05/17/32 (144A) (b)	685,133	688,963
U.S. Residential Opportunity Fund Trust 3.475%, 07/27/36 (144A)	8,500,612	8,530,969
3.475%, 08/27/36 (144A)	13,131,252	13,066,746
3.598%, 10/27/36 (144A)	7,513,869	7,508,621
Velocity Commercial Capital Loan Trust 2.466%, 05/25/47 (144A) (b)	1,628,747	1,642,461
3.550%, 05/25/47 (144A) (b)	150,000	152,595
4.450%, 05/25/47 (144A) (b)	150,000	150,083
5.350%, 05/25/47 (144A) (b)	150,000	152,540
Venture CLO, Ltd. Zero Coupon, 07/15/26 (144A) (b)	740,000	740,000
2.528%, 01/15/27 (144A) (b)	890,000	892,696
3.258%, 07/15/26 (144A) (b)	740,000	740,440
Vericrest Opportunity Loan Trust LLC 3.125%, 06/25/47 (144A)	1,980,000	1,980,000
Vibrant CLO, Ltd. 2.636%, 04/20/26 (144A) (b)	570,000	571,416
2.706%, 01/20/29 (144A) (b)	1,020,000	1,025,111
3.206%, 04/20/26 (144A) (b)	290,000	289,997
Voya CLO, Ltd. Zero Coupon, 10/14/26 (144A) (b)	500,000	500,000
2.208%, 01/18/26 (144A) (b)	3,140,000	3,141,206
2.306%, 04/25/25 (144A) (b)	1,780,000	1,781,978
2.658%, 01/18/26 (144A) (b)	1,285,000	1,284,992
3.108%, 10/15/22 (144A) (b)	1,670,000	1,670,693
Washington Mutural Asset-Backed Certificates Trust 1.371%, 10/25/36 (b)	1,036,670	851,106
1.396%, 09/25/36 (b)	2,451,814	1,161,110
1.436%, 02/25/37 (b)	2,360,164	970,490
Wellfleet CLO, Ltd. 2.431%, 04/20/29 (144A) (b)	850,000	850,574
West CLO, Ltd. 2.339%, 11/07/25 (144A) (b)	3,970,000	3,969,968
WestVue Mortgage Loan Trust 4.500%, 09/25/20 (144A)	618,143	618,572
Wind River CLO, Ltd. 2.608%, 07/15/26 (144A) (b)	2,080,000	2,085,728
3.008%, 01/18/26 (144A) (b)	560,000	560,299

Asset-Backed - Other—(Continued)
York CLO, Ltd. 3.503%, 01/22/27 (144A) (b)	250,000	249,997

		414,895,134

Asset-Backed - Student Loan—0.6%
Navient Private Education Loan Trust 2.909%, 10/17/44 (144A) (b)	4,595,000	4,405,726
3.500%, 12/16/58 (144A) (b)	970,000	881,129
Scholar Funding Trust 1.872%, 01/30/45 (144A) (b)	6,593,526	6,520,344
SLM Private Credit Student Loan Trust 1.416%, 03/15/23 (b)	37,421	37,370
1.576%, 03/15/24 (b)	4,469,465	4,363,806
SLM Private Education Loan Trust 2.500%, 03/15/47 (144A)	720,000	711,158
2.559%, 10/15/31 (144A) (b)	3,166,394	3,207,950
3.000%, 05/16/44 (144A)	970,000	976,176
SMB Private Education Loan Trust 3.500%, 12/17/40 (144A)	2,090,000	2,063,138

		23,166,797

Total Asset-Backed Securities (Cost $475,989,665)		481,594,308

Mortgage-Backed Securities—6.7%

Collateralized Mortgage Obligations—3.0%
Ajax Mortgage Loan Trust 4.250%, 08/25/64 (144A)	1,733,917	1,745,842
American Home Mortgage Assets Trust 1.652%, 11/25/46 (b)	333,749	176,694
1.672%, 10/25/46 (b)	618,945	525,208
Angel Oak Mortgage Trust LLC 3.500%, 07/25/46 (144A)	951,924	955,014
4.500%, 11/25/45 (144A)	253,533	253,864
APS Resecuritization Trust 3.624%, 04/27/47 (144A) (b)	1,042,020	1,045,161
3.874%, 09/27/46 (144A) (b)	3,630,912	3,679,290
Banc of America Alternative Loan Trust 5.500%, 10/25/35	1,543,735	1,525,883
Bear Stearns Asset-Backed Securities Trust 6.250%, 12/25/35	2,936,163	2,915,632
6.250%, 02/25/36	3,466,751	3,094,575
COLT Funding LLC 4.216%, 12/26/45 (144A) (b)	433,541	432,858
Countrywide Alternative Loan Trust 1.356%, 04/25/47 (b)	1,000,737	890,320
1.356%, 05/25/47 (b)	3,474,274	3,229,123
1.402%, 03/20/47 (b)	2,188,104	1,834,872
1.406%, 10/25/46 (b)	1,423,154	1,303,298
1.412%, 07/20/46 (b)	3,863,414	2,351,348
1.426%, 07/25/46 (b)	1,765,104	1,662,506
1.516%, 01/25/36 (b)	811,523	716,481
2.462%, 11/25/46 (b)	4,087,191	3,824,977
5.500%, 04/25/37	1,091,916	912,501
6.000%, 05/25/37	3,922,783	2,876,779

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Countrywide Home Loan Mortgage Pass-Through Trust 1.692%, 04/25/46 (b)	4,350,224	$2,253,115
Credit Suisse Mortgage Capital Certificates 1.204%, 03/27/36 (144A) (b)	2,748,310	1,757,702
1.241%, 02/27/36 (144A) (b)	895,000	820,373
Deephaven Residential Mortgage Trust 4.000%, 07/25/46 (144A)	1,257,620	1,258,513
Deutsche ALT-A Securities Mortgage Loan Trust 1.366%, 12/25/36 (b)	3,923,490	3,398,722
Deutsche ALT-A Securities, Inc. Alternate Loan Trust 1.720%, 01/27/37 (144A) (b)	328,563	637,723
Fannie Mae Connecticut Avenue Securities 4.066%, 11/25/29 (b)	2,800,000	2,839,355
4.216%, 10/25/29 (b)	2,310,000	2,372,246
4.766%, 07/25/29 (b)	1,550,000	1,636,876
4.866%, 09/25/29 (b)	1,382,000	1,466,362
5.466%, 04/25/29 (b)	1,620,000	1,786,694
6.466%, 10/25/23 (b)	7,415,000	8,713,856
6.966%, 07/25/29 (b)	683,032	776,723
Freddie Mac Structured Agency Credit Risk Debt Notes 3.809%, 12/25/29 (b)	2,740,000	2,745,128
4.466%, 07/25/29 (b)	1,320,000	1,376,967
4.666%, 10/25/29 (b)	1,750,000	1,848,174
4.766%, 08/25/29 (b)	850,000	898,525
5.016%, 03/25/29 (b)	1,310,000	1,418,535
5.066%, 03/25/29 (b)	1,400,000	1,515,180
6.366%, 10/25/29 (b)	880,000	959,942
GreenPoint Mortgage Funding Trust 2.732%, 03/25/36 (b)	245,515	216,062
GSMPS Mortgage Loan Trust 1.566%, 01/25/35 (144A) (b)	793,208	696,101
1.566%, 03/25/35 (144A) (b)	964,171	851,486
1.566%, 01/25/36 (144A) (b)	730,357	622,976
GSR Mortgage Loan Trust 6.000%, 07/25/37	1,024,608	929,805
JPMorgan Alternative Loan Trust 1.426%, 03/25/37 (b)	1,540,207	1,164,724
3.433%, 05/25/37 (b)	406,661	346,997
JPMorgan Mortgage Trust 3.000%, 05/25/47 (144A) (b)	3,550,370	3,580,733
6.500%, 08/25/36	362,915	316,512
LSTAR Securities Investment Trust 0.031%, 11/01/21 (144A) (b)	3,387,425	3,384,884
LSTAR Securities Investment, Ltd. 3.051%, 02/01/22 (144A) (b)	4,620,200	4,623,030
3.051%, 04/01/22 (144A) (b)	5,098,637	5,018,848
3.227%, 09/01/21 (144A) (b)	4,242,838	4,253,458
MASTR Resecuritization Trust 1.459%, 08/25/37 (144A) (b)	660,565	479,276
Merrill Lynch Mortgage Investors Trust 3.548%, 05/25/36 (b)	2,121,283	1,768,179
Morgan Stanley Resecuritization Trust 1.442%, 06/26/47 (144A) (b)	524,122	488,702

Collateralized Mortgage Obligations—(Continued)
Mortgage Loan Resecuritization Trust 1.329%, 04/16/36 (144A) (b)	4,432,046	3,760,761
Nomura Asset Acceptance Corp. Alternative Loan Trust 6.634%, 05/25/36	287,946	135,337
Nomura Resecuritization Trust 1.544%, 11/26/35 (144A) (b)	710,000	644,507
Residential Accredit Loans, Inc. Trust 1.376%, 02/25/37 (b)	387,283	327,269
1.406%, 07/25/37 (b)	1,027,975	927,159
1.446%, 06/25/46 (b)	626,480	279,682
Structured Adjustable Rate Mortgage Loan Trust 3.511%, 04/25/47 (b)	1,588,839	1,241,716
Structured Asset Mortgage Investments Trust 1.406%, 06/25/36 (b)	1,741,908	1,557,260
1.426%, 05/25/46 (b)	347,728	270,532
1.446%, 02/25/36 (b)	2,549,797	2,278,746
Structured Asset Securities Corp. Mortgage Loan Trust 6.000%, 10/25/36 (144A)	674,299	586,182
Wells Fargo Mortgage-Backed Securities Trust 3.193%, 07/25/36 (b)	223,622	224,641
3.275%, 10/25/35 (b)	416,065	329,970

		117,738,472

Commercial Mortgage-Backed Securities—3.7%
AOA Mortgage Trust 3.110%, 12/13/29 (144A) (b)	460,000	460,919
Aventura Mall Trust 3.867%, 12/05/32 (144A) (b)	1,030,000	1,052,824
BAMLL Commercial Mortgage Securities Trust 2.039%, 09/15/26 (144A) (b)	499,000	500,182
3.589%, 09/15/26 (144A) (b)	260,000	259,960
3.716%, 04/14/33 (144A) (b)	850,000	797,794
3.727%, 08/14/34 (144A) (b)	2,470,000	2,260,050
4.489%, 09/15/26 (144A) (b)	947,000	944,960
Banc of America Commercial Mortgage Trust 0.783%, 02/15/50 (b) (c)	8,000,000	420,160
1.439%, 02/15/50 (144A) (b) (c)	2,000,000	187,560
5.482%, 01/15/49 (b)	229,981	229,713
5.772%, 02/10/51 (b)	2,590,000	2,618,766
5.874%, 06/10/49 (b)	126,392	127,038
Bayview Commercial Asset Trust 1.516%, 01/25/36 (144A) (b)	168,708	155,297
1.516%, 10/25/36 (144A) (b)	316,980	286,855
1.576%, 04/25/36 (144A) (b)	208,207	190,051
1.666%, 01/25/36 (144A) (b)	125,594	116,438
1.666%, 09/25/37 (144A) (b)	806,758	706,923
2.216%, 10/25/37 (144A) (b)	215,507	208,233
2.716%, 12/25/37 (144A) (b)	720,000	484,349
3.966%, 07/25/38 (144A) (b)	381,247	397,313
BB-UBS Trust 0.730%, 11/05/36 (144A) (b) (c)	85,480,000	3,428,039
4.160%, 11/05/36 (144A) (b)	330,000	322,962

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Bear Stearns Commercial Mortgage Securities Trust 1.679%, 06/11/50 (144A) (b)	560,000	$560,038
BHMS Mortgage Trust 2.492%, 07/05/33 (144A) (b)	8,333,700	8,333,695
BLCP Hotel Trust 2.509%, 08/15/29 (144A) (b)	718,000	718,678
BWAY Mortgage Trust 3.446%, 03/10/33 (144A)	1,495,000	1,490,558
3.454%, 03/10/33 (144A)	2,120,000	2,174,946
3.633%, 03/10/33 (144A)	600,000	594,645
4.058%, 03/10/33 (144A) (b)	1,210,000	1,177,352
BXHTL Mortgage Trust 4.847%, 05/15/29 (144A) (b)	180,000	181,521
BXP Trust 3.379%, 06/13/39 (144A)	1,090,000	1,108,361
3.425%, 06/13/39 (144A) (b)	3,230,000	3,100,774
CCRESG Commercial Mortgage Trust 5.671%, 04/10/29 (144A) (b)	230,000	233,625
CD Mortgage Trust 1.199%, 02/10/50 (b) (c)	4,622,712	358,637
3.631%, 02/10/50	350,000	364,344
5.648%, 10/15/48	501,905	511,396
6.506%, 11/15/44 (b)	2,530,500	2,551,660
CDGJ Commercial Mortgage Trust 2.559%, 12/15/27 (144A) (b)	2,218,682	2,221,465
CFCRE Commercial Mortgage Trust 0.893%, 05/10/58 (b) (c)	2,370,000	135,140
1.924%, 05/10/58 (b) (c)	2,558,958	290,566
CGGS Commercial Mortgage Trust 2.757%, 02/10/33 (144A)	960,854	962,722
Chicago Skyscraper Trust 3.659%, 02/15/30 (144A) (b)	620,000	627,761
4.459%, 02/15/30 (144A) (b)	1,340,000	1,356,774
5.259%, 02/15/30 (144A) (b)	170,000	172,128
Citigroup Commercial Mortgage Trust 1.385%, 10/10/47 (144A) (b) (c)	1,140,000	79,188
2.788%, 04/10/49 (144A)	930,000	650,222
3.520%, 09/10/31 (144A)	130,000	129,583
3.635%, 05/10/35 (144A) (b)	30,000	29,158
3.712%, 04/14/50	990,000	1,033,438
4.509%, 09/10/31 (144A)	250,000	250,421
4.997%, 04/15/49 (b)	40,000	42,184
CLNS Trust 4.500%, 06/11/32 (144A) (b)	665,000	667,484
COBALT CMBS Commercial Mortgage Trust 6.061%, 05/15/46 (b)	245,735	247,860
Commercial Mortgage Pass-Through Certificates Mortgage Trust 0.168%, 02/10/35 (144A) (b) (c)	60,958,000	417,562
1.589%, 03/10/46 (b) (c)	34,878,128	1,184,534
1.684%, 12/10/49 (144A) (b)	376,388	376,148
2.820%, 02/13/32 (144A) (b)	1,280,000	1,284,387
3.285%, 10/10/36 (144A) (b)	270,000	244,322
3.378%, 02/13/32 (144A) (b)	550,000	551,713
3.550%, 07/15/47	550,000	568,248

Commercial Mortgage-Backed Securities—(Continued)
Commercial Mortgage Pass-Through Certificates Mortgage Trust 3.796%, 08/10/47	540,000	567,033
3.977%, 05/10/47	3,754,000	3,983,363
4.006%, 04/10/47	400,000	424,863
4.051%, 04/10/47	1,896,000	2,019,718
4.236%, 02/10/47 (b)	320,000	343,848
4.378%, 02/13/32 (144A) (b)	150,000	150,811
4.455%, 07/10/48 (b)	1,600,000	1,526,748
4.564%, 12/10/47 (b)	420,000	418,559
4.698%, 08/10/48 (b)	2,170,000	2,186,426
4.893%, 07/15/47 (b)	1,280,000	1,325,296
5.832%, 06/10/44 (144A) (b)	190,000	196,913
Commercial Mortgage Trust 3.807%, 05/10/48 (144A) (b)	1,140,000	1,115,573
Core Industrial Trust 3.077%, 02/10/34 (144A)	1,990,000	2,041,586
3.977%, 02/10/34 (144A) (b)	2,360,000	2,272,886
Cosmopolitan Hotel Trust 2.559%, 11/15/33 (144A) (b)	2,080,000	2,095,628
Countrywide Commercial Mortgage Trust 6.477%, 11/12/43 (144A) (b)	141,171	141,348
Credit Suisse First Boston Mortgage Securities Corp. 5.234%, 10/15/39 (144A) (b)	250,000	258,381
Credit Suisse Mortgage Capital Certificates Trust 2.759%, 11/15/33 (144A) (b)	290,000	290,904
CSAIL Commercial Mortgage Trust 3.392%, 06/15/50	470,000	478,035
DBJPM Mortgage Trust 1.000%, 06/10/50 (144A) (b) (c)	2,060,000	155,188
3.636%, 09/10/49 (144A) (b)	1,148,000	923,220
Eleven Madison Trust Mortgage Trust 3.673%, 09/10/35 (144A) (b)	440,000	456,633
GAHR Commercial Mortgage Trust 2.290%, 12/15/34 (144A) (b)	190,369	190,651
3.495%, 12/15/34 (144A) (b)	4,097,000	3,976,495
Greenwich Capital Commercial Mortgage Trust 5.867%, 12/10/49 (b)	520,000	521,400
GS Mortgage Securities Corp. 3.550%, 12/10/27 (144A) (b)	10,062,358	10,050,088
GS Mortgage Securities Trust 0.972%, 03/10/50 (b) (c)	2,828,489	186,091
3.345%, 07/10/48	620,000	491,276
3.931%, 09/10/47	800,000	846,998
4.529%, 04/10/47 (b)	50,000	51,543
4.559%, 07/10/48 (b)	500,000	496,110
4.801%, 06/10/47 (144A) (b)	100,000	84,683
HMH Trust 3.062%, 07/05/31 (144A)	1,210,000	1,222,889
IMT Trust 3.478%, 06/15/34	540,000	556,169
3.614%, 06/15/34	570,000	555,978
JPMBB Commercial Mortgage Securities Trust 1.078%, 05/15/48 (b) (c)	1,247,122	46,248

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
JPMBB Commercial Mortgage Securities Trust 1.087%, 09/15/47 (b) (c)	2,862,730	$144,207
3.775%, 08/15/47	550,000	578,123
3.801%, 09/15/47	220,000	230,244
4.272%, 12/15/48 (144A) (b)	300,000	286,000
4.712%, 09/15/47 (144A) (b)	420,000	348,314
JPMCC Commercial Mortgage Securities Trust 4.804%, 03/15/50 (144A) (b)	650,000	632,363
JPMDB Commercial Mortgage Securities Trust 0.750%, 12/15/49 (144A) (b) (c)	2,067,000	104,735
JPMorgan Chase Commercial Mortgage Securities Trust 0.747%, 04/15/46 (b) (c)	4,900,000	139,608
0.750%, 08/15/49 (144A) (b) (c)	5,300,000	287,454
0.959%, 12/15/49 (b) (c)	996,610	47,942
2.559%, 11/15/31 (144A) (b)	524,993	525,972
2.617%, 02/12/51 (b)	1,086,213	1,039,369
2.859%, 07/15/36 (144A) (b)	2,263,000	2,276,396
2.949%, 10/06/38 (144A) (b)	1,670,000	1,637,493
3.429%, 06/10/27 (144A)	1,140,000	1,158,974
4.400%, 01/15/49 (b)	970,000	892,831
4.900%, 01/15/49 (b)	1,785,000	1,869,688
5.009%, 10/15/29 (144A) (b)	470,000	471,463
Lehman Brothers Small Balance Commercial Mortgage Trust 1.466%, 03/25/37 (144A) (b)	878,632	815,494
Lone Star Portfolio Trust 2.959%, 09/15/28 (144A) (b)	230,472	231,200
6.759%, 09/15/28 (144A) (b)	409,547	417,429
LSTAR Commercial Mortgage Trust 1.393%, 03/10/50 (144A) (b) (c)	999,320	55,791
Merrill Lynch Mortgage Trust 6.527%, 09/12/42 (144A) (b)	490,000	532,083
Morgan Stanley Bank of America Merrill Lynch Trust 1.338%, 12/15/47 (144A) (b) (c)	1,810,000	113,979
1.440%, 01/15/49 (b) (c)	1,729,191	139,269
1.608%, 11/15/49 (b) (c)	1,113,252	106,638
3.060%, 10/15/48 (144A)	820,000	643,060
3.068%, 10/15/48	1,300,000	1,042,255
3.892%, 06/15/47	2,600,000	2,750,341
4.272%, 07/15/50 (144A) (b)	700,000	595,201
4.558%, 05/15/50 (b)	300,000	310,998
4.679%, 10/15/48 (b)	750,000	773,484
Morgan Stanley Capital Trust 2.204%, 06/15/50 (144A) (b) (c)	1,190,000	213,010
2.546%, 06/15/50 (144A)	1,510,000	1,138,871
3.560%, 07/13/29 (144A) (b)	540,000	529,478
3.877%, 08/15/26 (144A) (b)	300,000	299,340
4.281%, 06/15/50 (b)	339,000	342,754
4.559%, 02/15/34 (144A) (b)	280,000	280,626
Morgan Stanley Re-REMIC Trust 2.000%, 07/27/49 (144A)	172,715	172,763
Olympic Tower Mortgage Trust 0.511%, 05/10/39 (144A) (b) (c)	13,300,000	457,440
4.076%, 05/10/39 (144A) (b)	3,155,000	3,061,690

Commercial Mortgage-Backed Securities—(Continued)
One Market Plaza Trust Zero Coupon, 02/10/32 (144A) (b) (c)	4,222,000	4
0.218%, 02/10/32 (144A) (b) (c)	21,110,000	132,993
Park Avenue Trust 0.271%, 06/05/37 (144A) (b) (c)	5,000,000	83,541
3.779%, 06/05/37 (144A) (b)	3,050,000	2,860,983
RAIT Trust 2.100%, 06/15/37 (144A) (b)	1,260,000	1,259,999
Resource Capital Corp., Ltd. 1.889%, 07/15/34 (144A) (b)	1,110,000	1,110,000
3.089%, 07/15/34 (144A) (b)	350,000	350,000
STRIPs, Ltd. 0.500%, 12/25/44 (144A)	1,398,064	1,390,375
UBS Commercial Mortgage Trust 1.617%, 06/15/50 (b) (c)	3,157,000	368,399
UBS-Barclays Commercial Mortgage Trust 4.359%, 02/15/28 (144A) (b)	950,000	951,450
Velocity Commercial Capital Loan Trust 3.016%, 10/25/46 (b)	613,436	620,815
3.646%, 06/25/45 (144A) (b)	783,118	788,489
3.661%, 10/25/46 (b)	150,000	152,063
4.458%, 10/25/46 (b)	100,000	103,313
5.498%, 10/25/46 (b)	140,000	141,806
7.226%, 10/25/46 (b)	160,000	168,321
VNDO Trust 4.033%, 01/10/35 (144A) (b)	950,000	892,002
Wachovia Bank Commercial Mortgage Trust 5.632%, 10/15/48 (b)	163,506	164,246
Waldorf Astoria Boca Raton Trust 2.509%, 06/15/29 (144A) (b)	1,590,000	1,594,926
Wells Fargo Commercial Mortgage Trust 1.092%, 12/15/48 (b) (c)	1,325,624	77,618
1.123%, 02/15/48 (b) (c)	8,754,738	483,124
1.241%, 12/15/59 (b) (c)	5,077,417	345,091
1.410%, 08/15/49 (144A) (b) (c)	1,430,000	127,098
1.484%, 08/15/49 (b) (c)	2,800,000	285,152
3.453%, 07/15/50	449,000	462,433
3.755%, 12/15/48 (b)	110,000	97,589
3.852%, 11/15/48	890,000	676,935
WF-RBS Commercial Mortgage Trust 1.314%, 05/15/47 (b) (c)	11,808,794	613,692
3.678%, 08/15/47	595,000	620,364
3.914%, 09/15/57 (b)	1,540,000	1,452,839
4.234%, 08/15/47 (b)	70,000	68,479

		141,927,712

Total Mortgage-Backed Securities (Cost $258,028,802)		259,666,184

Municipals—5.0%
American Municipal Power, Inc., Build America Bonds 6.449%, 02/15/44	355,000	459,533
Arizona Health Facilities Authority 1.579%, 01/01/37 (b)	780,000	676,268

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Municipals—(Continued)

Security Description	Principal Amount*	Value
Atlanta GA Water & Wastewater Revenue 5.000%, 11/01/37	570,000	$676,071
Aurora, CO Water Revenue 5.000%, 08/01/46	670,000	778,004
Bay Area Toll Bridge Authority, Build America Bonds Series S1 6.918%, 04/01/40	1,575,000	2,227,144
7.043%, 04/01/50	1,580,000	2,418,569
Board of Water Commissioners City & County of Denver 5.000%, 09/15/47	1,370,000	1,632,903
Brooklyn Arena Local Development Corp. 5.000%, 07/15/42	990,000	1,113,661
Buckeye Tobacco Settlement Financing Authority 5.875%, 06/01/47	1,790,000	1,739,594
California Health Facilities Financing Authority 5.000%, 08/15/33	495,000	581,571
California Housing Finance Agency 3.656%, 02/01/29	835,000	840,219
California Pollution Control Financing Authority 5.000%, 11/21/45 (144A)	450,000	480,213
California State Public Works Board, Build America Bonds 8.361%, 10/01/34	760,000	1,137,804
Central Texas Regional Mobility Authority 5.000%, 01/01/45	350,000	387,842
5.000%, 01/01/46	350,000	388,255
Chesapeake Bay Bridge & Tunnel District 5.000%, 07/01/41	360,000	409,957
5.000%, 07/01/51	275,000	304,112
Chino Valley Unified School District 5.250%, 08/01/47	940,000	1,129,861
Clark County Department of Aviation 5.000%, 07/01/21	640,000	723,706
Clark County School District Series A 5.000%, 06/15/23	295,000	349,062
5.000%, 06/15/24	350,000	420,497
Series C 5.000%, 06/15/26	25,000	30,409
5.000%, 06/15/27	355,000	427,253
5.000%, 06/15/28	360,000	429,617
Clark County, NV 5.000%, 07/01/28	450,000	563,387
Colorado Health Facilities Authority 5.250%, 02/01/31	325,000	344,256
Commonwealth Financing Authority 4.144%, 06/01/38	910,000	943,679
Commonwealth of Puerto Rico 8.000%, 07/01/35	14,975,000	9,097,312
Connecticut State Health & Educational Facility Authority 5.000%, 07/01/45	1,640,000	1,819,519
Dallas Area Rapid Transit Series A 5.000%, 12/01/41	680,000	789,092
5.000%, 12/01/46	920,000	1,061,652
District of Columbia Series A 5.000%, 06/01/34	1,010,000	1,201,950
5.000%, 06/01/36	1,210,000	1,431,902
District of Columbia Water & Sewer Authority 5.000%, 10/01/52	1,010,000	1,165,570
District of Columbia, Income Tax Revenue, Build America Bonds 5.591%, 12/01/34	1,055,000	1,311,091
Dutchess County Local Development Corp. 5.000%, 07/01/46	1,025,000	1,144,341
Eastern Municipal Water District Financing Authority 5.000%, 07/01/47	670,000	789,957
Geisinger Authority 5.000%, 02/15/45	730,000	830,163
Golden State Tobacco Securitization Corp. 5.750%, 06/01/47	340,000	342,312
Series A-1 5.125%, 06/01/47	1,820,000	1,820,036
Grant County Public Utility District No. 2 4.584%, 01/01/40	315,000	321,206
Great Lakes Water Authority Water Supply System Revenue 5.250%, 07/01/33	150,000	178,887
Guilford County, NC Series B 5.000%, 05/01/25	330,000	408,867
5.000%, 05/01/27	330,000	418,193
5.000%, 05/01/28	330,000	414,506
Horry County, SC School District 5.000%, 03/01/25	355,000	435,297
Houston TX, Combined Utility System Revenue 5.000%, 11/15/35	450,000	529,371
Kentucky Economic Development Finance Authority 5.250%, 06/01/50	330,000	359,099
Lone Star College System 5.000%, 08/15/42	950,000	1,111,016
Los Angeles County Metropolitan Transportation Authority 5.000%, 07/01/38	345,000	411,054
Los Angeles, CA Community College District, Build America Bonds 6.600%, 08/01/42	2,280,000	3,326,520
Los Angeles, CA Department of Water 5.000%, 07/01/44	2,130,000	2,481,343
Los Angeles, CA Department of Water & Power Revenue, Build America Bonds 6.603%, 07/01/50	565,000	842,330
Los Angeles, CA Unified School District 5.000%, 07/01/26	680,000	850,197
Los Angeles, CA Unified School District, Build America Bonds 6.758%, 07/01/34	640,000	881,274
Massachusetts Development Finance Agency 5.000%, 07/01/47	500,000	561,910

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Municipals—(Continued)

Security Description	Principal Amount*	Value
Massachusetts Educational Financing Authority 5.000%, 01/01/22	500,000	$559,495
Massachusetts State Clean Water Trust Revenue 5.000%, 02/01/27	325,000	400,855
5.000%, 02/01/28	500,000	610,535
Metropolitan Government of Nashville & Davidson County, Health & Educational Facilities Board 5.000%, 07/01/46	690,000	773,732
Metropolitan Transportation Authority 5.000%, 11/15/47	760,000	890,750
Sereis A1 5.250%, 11/15/57	1,340,000	1,573,970
Series A 5.000%, 11/15/35	660,000	780,562
5.000%, 11/15/42	670,000	784,228
Metropolitan Transportation Authority, Build America Bonds 6.668%, 11/15/39	170,000	232,460
6.687%, 11/15/40	590,000	800,093
6.814%, 11/15/40	1,005,000	1,404,467
Metropolitan Washington Airports Authority Dulles Toll Road Revenue Zero Coupon, 10/01/39	350,000	143,819
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Build America Bonds 7.462%, 10/01/46	560,000	815,276
Miami-Dade County, FL 5.000%, 07/01/35	395,000	459,188
Miami-Dade County, FL Aviation Revenue Series A 5.000%, 10/01/38	1,025,000	1,158,394
Series B 2.504%, 10/01/24	1,000,000	965,680
Miami-Dade County, FL Educational Facilities Authority 5.073%, 04/01/50	655,000	723,258
Michigan Finance Authority 5.000%, 11/15/41	330,000	368,920
Mississippi State Hospital Equipment & Facilities Authority, Baptist Memorial Health Care 5.000%, 09/01/46	630,000	701,348
Missouri State Health & Educational Facilities Authority Revenue 3.652%, 08/15/57	1,030,000	1,015,941
5.000%, 11/15/29	340,000	397,440
Municipal Electric Authority of Georgia 5.000%, 01/01/20	650,000	701,006
Municipal Electric Authority of Georgia, Build America Bonds 6.637%, 04/01/57	1,000,000	1,226,080
New Caney Independent School District 5.000%, 02/15/47	670,000	781,120
New Jersey State Turnpike Authority, Build America Bonds 7.414%, 01/01/40	1,451,000	2,192,113
New Jersey Transportation Trust Fund Authority 5.000%, 06/15/29	380,000	408,025
New York City Transitional Finance Authority Building Aid Revenue 5.000%, 07/15/40	370,000	424,986
New York City Transitional Finance Authority Future Tax Secured Revenue 5.000%, 08/01/31	190,000	225,952
5.000%, 02/01/35	410,000	475,243
5.000%, 05/01/36	390,000	452,657
Series A 5.000%, 02/01/43	1,530,000	1,774,586
Series A2 2.280%, 05/01/26	520,000	487,620
Series F-2 3.050%, 05/01/27	1,670,000	1,657,074
New York City Water & Sewer System 5.000%, 06/15/47	2,845,000	3,304,695
5.375%, 06/15/43	2,360,000	2,654,622
5.500%, 06/15/43	2,825,000	3,204,680
5.882%, 06/15/44	1,150,000	1,583,964
New York City Water & Sewer System, Build America Bonds 5.750%, 06/15/41	675,000	891,419
New York Convention Center Development Corp. 5.000%, 11/15/40	370,000	424,923
5.000%, 11/15/46	920,000	1,057,788
New York State Dormitory Authority 5.000%, 03/15/29	1,010,000	1,234,745
Series A 5.000%, 02/15/31	330,000	392,971
Series D 5.000%, 02/15/27	370,000	455,766
5.000%, 02/15/28	370,000	450,982
New York State Dormitory Authority Revenue 5.000%, 03/15/32	580,000	683,489
New York State Dormitory Authority, Build America Bonds 5.389%, 03/15/40	1,075,000	1,325,249
New York State Environmental Facilities Corp. 5.000%, 06/15/46	1,300,000	1,533,064
New York State Urban Development Corp. Series A 5.000%, 03/15/25	210,000	256,040
5.000%, 03/15/27	320,000	396,550
Series B 2.860%, 03/15/24	2,030,000	2,036,597
New York Transportation Development Corp. Series A 5.000%, 07/01/46	660,000	712,180
5.250%, 01/01/50	1,230,000	1,346,026
North Carolina Department of Transportation 5.000%, 06/30/54	1,000,000	1,069,880
Northwest Independent School District 5.000%, 02/15/42	820,000	948,297
Ohio Water Development Authority Water Pollution Control Loan Fund 5.000%, 12/01/31	300,000	365,424

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Municipals—(Continued)

Security Description	Principal Amount*	Value
Orange County Local Transportation Authority, Build America Bonds 6.908%, 02/15/41	1,420,000	$1,957,058
Orange County, FL Tourist Development Tax Revenue 5.000%, 10/01/28	480,000	602,256
Oregon School Boards Association 4.759%, 06/30/28	1,740,000	1,934,845
Oregon State Lottery Series A 5.000%, 04/01/35	420,000	501,014
5.000%, 04/01/36	380,000	452,223
5.000%, 04/01/37	380,000	451,508
Series C 5.000%, 04/01/30	520,000	636,745
Oxnard School District 5.000%, 08/01/45	460,000	529,501
Pennsylvania Economic Development Financing Authority 5.000%, 12/31/38	510,000	570,195
Pennsylvania State University 5.000%, 09/01/42	740,000	868,679
Port Authority of New York & New Jersey 4.458%, 10/01/62	1,435,000	1,570,378
4.810%, 10/15/65	720,000	834,379
4.960%, 08/01/46	1,910,000	2,272,193
Port of Seattle, WA 5.000%, 01/01/33	330,000	394,974
5.000%, 01/01/37	330,000	390,416
5.000%, 01/01/38	330,000	389,813
5.000%, 01/01/39	330,000	389,209
5.000%, 01/01/42	680,000	799,530
Regents of the University of California Medical Center Pooled Revenue, Build America Bonds 6.583%, 05/15/49	1,455,000	1,976,894
Riverside, CA, Electric Revenue, Buld America Bonds 7.605%, 10/01/40	525,000	769,503
Royal Oak Hospital Finance Authority 5.000%, 09/01/39	450,000	498,744
Salt Lake City Corp. Airport Revenue 5.000%, 07/01/47	1,250,000	1,434,328
Salt River Project Agricultural Improvement & Power District 5.000%, 12/01/36	460,000	536,254
San Antonio, TX Electric & Gas Systems Revenue, Build Amereica Bonds 5.808%, 02/01/41	470,000	604,805
San Diego County Regional Transportation Commissio 5.000%, 04/01/48	1,340,000	1,549,013
San Diego Public Facilities Financing Authority Sewer Revenue 5.000%, 05/15/39	475,000	554,434
San Francisco Bay Area Rapid Transit District 5.000%, 08/01/36	410,000	494,657
Series A 5.000%, 08/01/47	700,000	832,272
San Francisco City & County Airport Comm-San Francisco International Airport 5.000%, 05/01/41	660,000	748,460
South Carolina Public Service Authority Series A 5.000%, 12/01/49	700,000	754,082
5.000%, 12/01/50	700,000	760,340
Series D 2.388%, 12/01/23	1,085,000	1,020,670
State of California General Obligation Unlimited 5.000%, 08/01/26	1,670,000	2,077,380
5.000%, 09/01/27	325,000	399,454
State of California General Obligation Unlimited, Build America Bonds 7.350%, 11/01/39	550,000	808,088
7.500%, 04/01/34	1,125,000	1,637,561
7.550%, 04/01/39	1,375,000	2,099,240
7.600%, 11/01/40	3,780,000	5,883,986
State of California, General Obligation Unlimited, Build America Bonds 7.300%, 10/01/39	345,000	503,979
State of Georgia Sereis A-2 5.000%, 02/01/28	670,000	837,118
5.000%, 02/01/29	670,000	828,629
5.000%, 02/01/30	670,000	821,527
5.000%, 02/01/31	700,000	851,634
5.000%, 02/01/32	700,000	847,000
5.000%, 02/01/33	700,000	843,045
Series C-1 5.000%, 07/01/26	355,000	445,514
State of Illinois, General Obligation Unlimited 5.100%, 06/01/33	4,320,000	4,044,038
State of Kansas Department of Transportation 5.000%, 09/01/35	340,000	400,136
State of Maryland Series A 5.000%, 03/15/28	330,000	413,186
5.000%, 03/15/29	990,000	1,229,748
State of Massachusetts 5.000%, 07/01/28	350,000	438,190
State of Ohio Series A 5.000%, 05/01/27	680,000	825,874
5.000%, 05/01/30	460,000	547,317
5.000%, 03/15/32	930,000	1,086,138
5.000%, 05/01/32	620,000	730,899
5.000%, 05/01/34	420,000	491,866
5.000%, 05/01/35	420,000	490,892
5.000%, 05/01/36	1,015,000	1,184,759
5.000%, 05/01/37	760,000	886,532
State of Oregon 5.000%, 08/01/42	1,390,000	1,643,300
State of Texas 5.000%, 08/01/42	490,000	578,822

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Municipals—(Continued)

Security Description	Principal Amount*	Value
State of Washington General Obligation Unlimited Series R 5.000%, 07/01/28	330,000	$392,951
5.000%, 08/01/28	415,000	506,246
5.000%, 08/01/29	415,000	502,465
5.000%, 08/01/30	415,000	499,465
State of Wisconsin 5.000%, 11/01/27	670,000	835,932
Series A 5.000%, 05/01/24	580,000	702,740
5.000%, 05/01/25	660,000	810,150
Series C 3.154%, 05/01/27	1,740,000	1,749,048
Sumter Landing Community Development District 4.172%, 10/01/47	385,000	391,918
Texas Private Activity Bond Surface Transportation Corp. 5.000%, 12/31/55	170,000	185,322
Texas Water Development Board Series A 5.000%, 10/15/40	570,000	661,115
5.000%, 10/15/45	490,000	565,979
Tobacco Settlement Financing Corp. 5.000%, 06/01/41	720,000	705,211
University of California CA, Revenue 3.063%, 07/01/25	665,000	671,617
4.858%, 05/15/12	980,000	1,013,055
University of Houston Series A 5.000%, 02/15/33	390,000	455,220
5.000%, 02/15/34	350,000	406,784
5.000%, 02/15/35	800,000	927,144
5.000%, 02/15/36	1,040,000	1,202,718
University of Massachusetts Building Authority 5.000%, 11/01/31	500,000	591,700
University of New Mexico 5.000%, 06/01/47	600,000	695,442
University of Texas Series B 2.756%, 05/15/26	1,810,000	1,790,687
2.836%, 05/15/27	805,000	796,958
University of Virginia Series B 5.000%, 04/01/44	940,000	1,116,006
5.000%, 04/01/46	650,000	770,491
Weld County School District No. 2 5.250%, 12/01/41	560,000	666,596
West Virginia Hospital Finance Authority 5.000%, 06/01/19	365,000	389,867
5.000%, 06/01/20	390,000	428,626
5.000%, 06/01/21	390,000	439,339
5.000%, 06/01/22	425,000	488,325
5.000%, 06/01/23	355,000	414,012
5.000%, 06/01/24	375,000	443,213
Wisconsin Health & Educational Facilities Authority 5.000%, 12/15/44	310,000	339,800

Total Municipals (Cost $192,789,802)		195,157,004

Foreign Government—5.0%

Banks—0.0%
Banque Centrale de Tunisie International Bonds 4.500%, 06/22/20 (EUR)	467,000	555,232

Sovereign—5.0%
Argentine Republic Government International Bonds 5.625%, 01/26/22	3,926,000	4,020,224
6.250%, 04/22/19 (d)	11,907,000	12,472,583
7.125%, 06/28/17 (144A)	995,000	902,963
7.820%, 12/31/33 (EUR) (k)	1,221,996	1,483,699
Colombia Government International Bonds 4.000%, 02/26/24 (d)	9,755,000	10,125,690
4.375%, 07/12/21 (d)	1,926,000	2,049,264
11.750%, 02/25/20	31,000	38,440
Egypt Government International Bonds 5.750%, 04/29/20	1,558,000	1,598,617
8.500%, 01/31/47	804,000	866,670
8.500%, 01/31/47 (144A)	770,000	830,020
Hungary Government International Bond 5.375%, 03/25/24	3,500,000	3,940,006
Indonesia Government International Bond 5.875%, 03/13/20	963,000	1,052,641
Indonesia Treasury Bonds 7.000%, 05/15/27 (IDR)	23,075,000,000	1,753,025
8.375%, 03/15/24 (IDR)	10,130,000,000	825,163
8.375%, 09/15/26 (IDR)	54,738,000,000	4,530,183
9.000%, 03/15/29 (IDR)	3,377,000,000	288,561
Lebanon Government International Bond 6.850%, 03/23/27	1,931,000	1,944,084
Mexican Bonos 4.750%, 06/14/18 (MXN)	75,800,000	4,093,106
5.000%, 12/11/19 (MXN)	777,500,000	41,283,595
Mexican Udibono 3.500%, 12/14/17 (MXN) (k)	20,905,815	1,157,847
Mexico Government International Bond 4.150%, 03/28/27	19,621,000	20,317,545
Panama Government International Bond 3.750%, 03/16/25	3,490,000	3,594,700
Peruvian Government International Bond 7.350%, 07/21/25 (d)	2,900,000	3,787,400
Philippine Government International Bond 5.500%, 03/30/26	5,610,000	6,739,181
Republic of South Africa Government Bonds 5.500%, 03/09/20	1,830,000	1,939,580
6.250%, 03/31/36 (ZAR)	117,145,000	6,321,165

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Foreign Government—(Continued)

Security Description	Shares/ Principal/ Notional Amount*	Value

Sovereign—(Continued)
Russian Federal Bond - OFZ 7.400%, 12/07/22 (RUB)	182,550,000	$3,042,650
Russian Federal Bonds - OFZ 7.050%, 01/19/28 (RUB)	342,648,000	5,534,077
7.500%, 08/18/21 (RUB)	321,410,000	5,381,812
7.750%, 09/16/26 (RUB)	395,123,000	6,706,539
8.150%, 02/03/27 (RUB)	398,387,000	7,028,094
Turkey Government Bonds 8.800%, 09/27/23 (TRY)	7,570,000	2,004,675
9.200%, 09/22/21 (TRY)	14,475,000	3,935,067
10.500%, 01/15/20 (TRY)	10,775,000	3,058,141
11.000%, 03/02/22 (TRY)	29,888,000	8,656,048
Turkey Government International Bonds 6.000%, 03/25/27	1,945,000	2,070,958
7.000%, 06/05/20	2,617,000	2,861,506
7.375%, 02/05/25	2,221,000	2,571,985
Uruguay Government International Bond 4.375%, 10/27/27 (k)	3,280,000	3,485,000

		194,292,504

Total Foreign Government (Cost $194,627,604)		194,847,736

Floating Rate Loans (l)—0.7%

Diversified Financial Services—0.7%
LSTAR Securities Financing Vehicle Term Loan, 3.209%, 06/16/25 (e)	13,130,000	13,001,326
Term Loan, 3.551%, 05/10/25	13,049,569	12,935,385

Total Floating Rate Loans (Cost $25,939,261)		25,936,711

Preferred Stock—0.2%

Banks—0.2%
Citigroup Capital, 7.542% (b) (Cost $7,956,785)	292,339	7,594,967

Purchased Options—0.0%

Currency Options—0.0%
AUD Put/USD Call, Strike Price USD 0.72, Expires 07/27/17 (Counterparty - JPMorgan Chase Bank N.A.) (AUD)	2,289,000	125
AUD Put/USD Call, Strike Price USD 0.75, Expires 07/27/17 (Counterparty - Barclays Bank plc) (AUD)	2,289,000	2,671
EUR Put/MXN Call, Strike Price MXN 20.50, Expires 08/29/17 (Counterparty - JPMorgan Chase Bank N.A.) (EUR)	1,515,000	15,872

Currency Options—(Continued)
EUR Put/USD Call, Strike Price USD 1.12, Expires 08/25/17 (Counterparty - BNP Paribas S.A.) (EUR)	1,751,000	5,826
EUR Put/MXN Call, Strike Price MXN 20.80, Expires 07/06/17 (Counterparty - JPMorgan Chase Bank N.A.) (EUR)	1,599,000	13,483
USD Call/JPY Put, Strike Price JPY 111.00, Expires 07/07/17 (Counterparty - Barclays Bank plc)	1,589,000	23,179
USD Call/MXN Put, Strike Price MXN 19.00, Expires 07/03/17 (Counterparty - Barclays Bank plc)	1,175,000	55,661
USD Call/MXN Put, Strike Price MXN 20.00, Expires 07/03/17 (Counterparty - Morgan Stanley & Co. International plc)	2,937,000	0
USD Call/MXN Put, Strike Price MXN 21.50, Expires 07/03/17 (Counterparty - Morgan Stanley & Co. LLC)	1,005,000	0
USD Call/RUB Put, Strike Price RUB 58.00, Expires 08/07/17 (Counterparty - Deutsche Bank AG)	1,234,000	36,266
USD Call/TWD Put, Strike Price TWD 30.50, Expires 09/01/17 (Counterparty - JPMorgan Chase Bank N.A.)	2,843,000	21,502
USD Put/BRL Call, Strike Price BRL 3.18, Expires 07/06/17 (Counterparty - Citibank N.A.)	1,923,000	11
USD Put/CNH Call, Strike Price CNH 6.79, Expires 07/03/17 (Counterparty - Citibank N.A.)	75,103,000	167,630
USD Put/CNH Call, Strike Price CNH 6.80, Expires 09/01/17 (Counterparty - Deutsche Bank AG)	3,836,000	20,446
USD Put/CNH Call, Strike Price CNH 6.88, Expires 07/28/17 (Counterparty - JPMorgan Chase Bank N.A.)	3,836,000	51,763
USD Put/TRY Call, Strike Price TRY 3.50, Expires 07/03/17 (Counterparty - BNP Paribas S.A.)	2,324,000	314
USD Put/TRY Call, Strike Price TRY 3.52, Expires 08/25/17 (Counterparty - Citibank N.A.)	3,832,000	35,530

		450,279

Options on Exchange-Traded Futures Contracts—0.0%
Put - Eurodollar Midcurve 1 Year Futures @ 98.00, Expires 10/13/17	3,541	376,231

Total Purchased Options (Cost $1,676,630)		826,510

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Short-Term Investment—0.2%

Security Description	Principal Amount*	Value

Repurchase Agreement—0.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $6,199,840 on 07/03/17, collateralized by $6,320,000 U.S. Government Agency Obligations with rates ranging from 0.000% - 0.875%, maturity dates ranging from 10/26/17 - 11/03/17, with a value of $6,324,185.	6,199,778	$6,199,778

Total Short-Term Investments (Cost $6,199,778)		6,199,778

Securities Lending Reinvestments (m)—3.0%

Certificates of Deposit—1.5%
ABN AMRO Bank NV Zero Coupon, 09/05/17 (b)	995,818	997,900
Bank of Montreal 1.130%, 07/07/17 (b)	3,000,000	2,999,970
Canadian Imperial Bank 1.630%, 10/27/17 (b)	2,000,000	2,002,250
Cooperative Rabobank UA New York 1.555%, 10/13/17 (b)	2,000,000	2,002,306
1.558%, 10/13/17 (b)	2,500,000	2,503,392
Credit Suisse AG New York 1.432%, 10/16/17 (b)	1,500,000	1,500,321
DG Bank New York 1.140%, 07/03/17 (b)	1,000,000	999,990
DNB NOR Bank ASA 1.412%, 07/28/17 (b)	3,600,000	3,600,450
KBC Bank NV Zero Coupon, 09/08/17 (b)	2,491,405	2,494,525
1.200%, 07/18/17 (b)	1,000,000	1,000,000
1.250%, 08/08/17 (b)	1,000,000	1,000,030
Landesbank Baden-Wuerttemberg 1.150%, 07/03/17 (b)	1,000,000	999,990
Mitsubishi UFJ Trust and Banking Corp. 1.266%, 12/05/17 (b)	2,000,000	2,000,046
Mizuho Bank, Ltd., New York 1.400%, 11/27/17 (b)	1,000,000	999,540
1.469%, 10/18/17 (b)	2,000,000	1,999,864
1.610%, 08/02/17 (b)	1,000,000	1,000,305
National Australia Bank London 1.480%, 11/09/17 (b)	4,200,000	4,203,402
Natixis New York 1.506%, 08/03/17 (b)	4,500,000	4,501,359
Norinchukin Bank New York 1.377%, 10/13/17 (b)	2,000,000	2,001,375
1.687%, 07/12/17 (b)	2,000,000	2,000,242
Royal Bank of Canada New York 1.555%, 10/13/17 (b)	4,500,000	4,504,549
Sumitomo Mitsui Banking Corp., New York 1.717%, 07/10/17 (b)	2,501,171	2,500,581
Sumitomo Mitsui Trust Bank, Ltd., New York 1.230%, 12/04/17 (b)	2,000,000	1,999,804
1.466%, 10/26/17 (b)	2,000,000	2,000,512

Certificates of Deposit—(Continued)
Toronto Dominion Bank New York 1.475%, 01/10/18 (b)	1,500,000	1,502,494
UBS, Stamford 1.722%, 07/31/17 (b)	2,102,146	2,101,199
Wells Fargo Bank San Francisco N.A. 1.547%, 10/26/17 (b)	3,500,000	3,503,129

		58,919,525

Commercial Paper—0.5%
Atlantic Asset Securitization LLC 1.170%, 07/12/17 (b)	1,994,085	1,999,276
Commonwealth Bank Australia 1.522%, 10/23/17 (b)	4,000,000	4,004,217
ING Funding LLC 1.234%, 12/07/17 (b)	2,500,000	2,500,863
LMA S.A. & LMA Americas 1.150%, 07/07/17 (b)	1,249,720	1,249,840
1.180%, 07/11/17 (b)	997,050	999,668
Sheffield Receivables Co. 1.190%, 07/28/17 (b)	996,893	999,060
Westpac Banking Corp. 1.506%, 10/20/17 (b)	5,200,000	5,205,185

		16,958,109

Repurchase Agreements—0.7%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $395,503 on 07/03/17, collateralized by $411,675 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $403,377.	395,467	395,467
Citigroup Global Markets Ltd. Repurchase Agreement dated 06/30/17 at 1.100% to be repurchased at $3,600,330 on 07/03/17, collateralized by $3,586,164 U.S. Treasury and Foreign Obligations with rates ranging from 1.375% - 4.500%, maturity dates ranging from 04/10/18 - 02/15/36, with a value of $3,672,000.	3,600,000	3,600,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $4,300,430 on 07/03/17, collateralized by $4,371,953 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $4,386,013.	4,300,000	4,300,000
Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $4,003,100 on 07/03/17, collateralized by $869 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $4,447,294.	4,000,000	4,000,000

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (m)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $5,385,847 on 10/02/17, collateralized by various Common Stock with a value of $5,830,000.	5,300,000	$5,300,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $1,511,471 on 10/02/17, collateralized by various Common Stock with a value of $1,650,000.	1,500,000	1,500,000
Natixis New York Branch Repurchase Agreement dated 06/30/17 at 1.340% to be repurchased at $7,000,782 on 07/03/17, collateralized by $13,958,433 U.S. Government Agency and Treasury Obligations with rates ranging from 0.125% - 8.125%, maturity dates ranging from 04/15/18 - 08/16/58, with a value of $7,140,831.	7,000,000	7,000,000
Pershing LLC Repurchase Agreement dated 06/30/17 at 1.180% to be repurchased at $2,000,197 on 07/03/17, collateralized by $3,003,526 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 11.027%, maturity dates ranging from 07/14/17 - 04/20/67, with a value of $2,040,000.	2,000,000	2,000,000

		28,095,467

Time Deposits—0.3%
ABN AMRO Bank NV 1.180%, 07/07/17	2,500,000	2,500,000
Australia New Zealand Bank 1.150%, 07/03/17	200,000	200,000
Credit Industriel et Commercial 1.100%, 07/03/17	2,000,000	2,000,000
Landesbank Baden-Wuerttemberg 1.200%, 07/03/17	600,000	600,000
Shinkin Central Bank 1.330%, 07/25/17	1,500,000	1,500,000
1.330%, 07/26/17	4,000,000	4,000,000
Standard Chartered plc 1.200%, 07/03/17	1,700,000	1,700,000

		12,500,000

Total Securities Lending Reinvestments (Cost $116,436,033)		116,473,101

Total Investments—124.0% (Cost $4,789,327,648) (n)		4,811,470,852
Other assets and liabilities (net)—(24.0)%		(931,771,942)

Net Assets—100.0%		$3,879,698,910

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Interest only security.
(d)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $114,675,282 and the collateral received consisted of cash in the amount of $116,423,755. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(e)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2017, these securities represent 0.3% of net assets.
(f)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2017, the market value of securities pledged was $3,413,271.
(g)	All or a portion of the security was pledged as collateral against open swap contracts. As of June 30, 2017, the market value of securities pledged was $706,068.
(h)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of June 30, 2017, the value of securities pledged amounted to $500,258,276.
(i)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(j)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2017, the market value of restricted securities was $0, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(k)	Principal amount of security is adjusted for inflation.
(l)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(m)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

(n)	As of June 30, 2017, the aggregate cost of investments was $4,789,327,648. The aggregate unrealized appreciation and depreciation of investments were $55,454,318 and $(33,311,114), respectively, resulting in net unrealized appreciation of $22,143,204.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2017, the market value of 144A securities was $721,215,959, which is 18.6% of net assets.
(ACES)—	Alternative Credit Enhancement Securities
(AUD)—	Australian Dollar
(CDI)—	Brazil Interbank Deposit Rate
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(EUR)—	Euro
(IDR)—	Indonesian Rupiah
(MXN)—	Mexican Peso
(REMIC)—	Real Estate Mortgage Investment Conduit
(RUB)—	Russian Ruble
(TRY)—	Turkish Lira
(ZAR)—	South African Rand

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Knollwood CDO, Ltd., 4.355%, 01/10/39	02/10/04	$835,293	$835,293	$0

Reverse Repurchase Agreements

Counterparty	Interest Rate	Settlement Date	Maturity Date	Principal Amount		Net Closing Amount
Bank of America N.A.	(1.350%)	06/30/17	07/03/17	USD	5,054,972	$5,054,972
JPMorgan Chase Bank N.A.	(0.500%)	06/30/17	07/03/17	USD	25,227,426	25,227,426
BNP Paribas S.A.	(1.030%)	06/30/17	07/03/17	USD	26,791,762	26,791,762
Credit Suisse International	(1.480%)	06/30/17	07/03/17	USD	34,922,599	34,922,599
Bank of America N.A.	(1.300%)	06/30/17	07/03/17	USD	55,997,255	55,997,255
Deutsche Bank AG	(1.450%)	06/30/17	07/03/17	USD	97,688,523	97,688,523
Bank of America N.A.	(1.180%)	06/30/17	07/03/17	USD	108,896,078	108,896,078
JPMorgan Chase Bank N.A.	(1.380%)	06/30/17	07/03/17	USD	148,740,000	148,740,000

Total						$503,318,615

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Fannie Mae 15 Yr. Pool	2.500%	TBA	(10,848,200)	$(10,946,512)	$(10,889,967)
Fannie Mae 15 Yr. Pool	3.000%	TBA	(1,355,000)	(1,394,374)	(1,390,675)
Fannie Mae 15 Yr. Pool	3.000%	TBA	(3,340,000)	(3,433,863)	(3,424,283)
Fannie Mae 15 Yr. Pool	3.500%	TBA	(12,700,000)	(13,210,977)	(13,204,280)
Fannie Mae 15 Yr. Pool	3.500%	TBA	(28,344,000)	(29,623,214)	(29,491,048)
Fannie Mae 15 Yr. Pool	4.000%	TBA	(3,709,000)	(3,843,451)	(3,836,497)
Fannie Mae 30 Yr. Pool	3.000%	TBA	(58,700,000)	(58,633,398)	(58,530,073)
Fannie Mae 30 Yr. Pool	3.000%	TBA	(123,129,942)	(123,780,288)	(122,963,938)
Fannie Mae 30 Yr. Pool	4.000%	TBA	(6,514,000)	(6,848,889)	(6,836,265)
Fannie Mae 30 Yr. Pool	4.000%	TBA	(7,418,000)	(7,830,916)	(7,797,882)
Fannie Mae 30 Yr. Pool	6.000%	TBA	(2,002,000)	(2,261,009)	(2,252,028)
Freddie Mac 30 Yr. Gold Pool	3.000%	TBA	(48,975,000)	(48,981,912)	(48,791,344)
Freddie Mac 30 Yr. Gold Pool	3.000%	TBA	(54,363,221)	(54,592,278)	(54,244,301)
Ginnie Mae I 30 Yr. Pool	3.500%	TBA	(9,297,000)	(9,660,164)	(9,630,021)
Ginnie Mae I 30 Yr. Pool	4.500%	TBA	(3,100,000)	(3,332,500)	(3,321,480)
Ginnie Mae II 30 Yr. Pool	4.000%	TBA	(14,322,000)	(15,094,045)	(15,050,408)
Ginnie Mae II 30 Yr. Pool	4.500%	TBA	(4,881,000)	(5,204,366)	(5,187,588)

Totals				$(398,672,156)	$(396,842,078)

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	21,683,000	Citibank N.A.	09/20/17	USD	16,392,738	$256,768
AUD	1,849,000	Credit Suisse International	09/20/17	USD	1,398,377	21,396
AUD	910,000	Deutsche Bank AG	09/20/17	USD	686,271	12,481
BRL	3,830,616	BNP Paribas S.A.	07/03/17	USD	1,153,800	2,473
BRL	3,171,027	Barclays Bank plc	07/03/17	USD	962,317	(5,141)
BRL	3,176,796	Citibank N.A.	07/03/17	USD	964,068	(5,151)
BRL	2,522,207	Deutsche Bank AG	07/03/17	USD	769,200	(7,871)
BRL	5,082,000	JPMorgan Chase Bank N.A.	07/05/17	USD	1,536,183	(2,179)
BRL	5,082,000	Morgan Stanley & Co. International plc	07/05/17	USD	1,540,000	(5,997)
BRL	25,217,380	Goldman Sachs International	07/06/17	USD	7,720,000	(109,865)
BRL	11,324,032	BNP Paribas S.A.	08/02/17	USD	3,415,998	(17,893)
BRL	542,874	Goldman Sachs International	08/02/17	USD	165,485	(2,580)
CAD	597,535	UBS AG	09/20/17	USD	450,000	11,339
CLP	946,286,250	Credit Suisse International	07/06/17	USD	1,410,000	15,466
CLP	967,167,600	BNP Paribas S.A.	07/10/17	USD	1,424,400	32,358
CLP	468,102,710	BNP Paribas S.A.	07/28/17	USD	706,000	(1,272)
CLP	470,943,000	BNP Paribas S.A.	07/28/17	USD	710,000	(996)
CLP	163,866,483	Bank of America N.A.	07/28/17	USD	247,100	(399)
CLP	70,232,880	Goldman Sachs International	07/28/17	USD	105,900	(165)
CNY	126,114,491	HSBC Bank plc	07/05/17	USD	18,567,000	35,329
COP	4,101,337,500	Credit Suisse International	07/06/17	USD	1,344,511	1,299
COP	4,121,430,000	UBS AG	07/06/17	USD	1,410,000	(57,596)
COP	9,189,680,000	JPMorgan Chase Bank N.A.	07/07/17	USD	3,130,000	(114,954)
COP	13,476,240,000	UBS AG	07/07/17	USD	4,590,000	(168,574)
COP	3,756,296,000	Barclays Bank plc	08/09/17	USD	1,234,000	(7,397)
COP	3,754,169,100	UBS AG	08/22/17	USD	1,230,000	(6,017)
EUR	6,771,031	Morgan Stanley & Co. International plc	07/05/17	USD	7,720,000	13,531
EUR	1,530,000	Deutsche Bank AG	07/10/17	USD	1,741,448	6,489
EUR	1,530,000	Goldman Sachs International	07/10/17	USD	1,727,050	20,887
EUR	557,500	JPMorgan Chase Bank N.A.	09/07/17	USD	630,365	8,484
EUR	730,000	BNP Paribas S.A.	09/20/17	USD	815,728	21,399
EUR	450,000	Deutsche Bank AG	09/20/17	USD	504,917	11,120
EUR	11,920,000	Goldman Sachs International	09/20/17	USD	13,494,446	174,800
EUR	12,515,000	Goldman Sachs International	09/20/17	USD	14,277,064	74,497
HUF	460,444,555	Deutsche Bank AG	07/05/17	USD	1,696,703	6,055
HUF	12,588,214	JPMorgan Chase Bank N.A.	07/05/17	USD	46,405	147
HUF	46,077,830	Morgan Stanley & Co. International plc	07/05/17	USD	169,670	729
HUF	1,577,126,167	Morgan Stanley & Co. International plc	07/05/17	USD	5,807,221	25,108
IDR	19,236,280,000	BNP Paribas S.A.	07/24/17	USD	1,442,000	(1,653)
IDR	44,022,000,000	JPMorgan Chase Bank N.A.	07/24/17	USD	3,300,000	(3,782)
IDR	9,896,775,000	Bank of America N.A.	08/15/17	USD	735,000	4,202
IDR	9,765,725,106	Citibank N.A.	08/15/17	USD	725,375	4,038
IDR	13,953,444,356	Citibank N.A.	08/15/17	USD	1,036,275	5,924
IDR	7,255,071,639	JPMorgan Chase Bank N.A.	08/15/17	USD	539,010	2,880
IDR	10,886,723,120	JPMorgan Chase Bank N.A.	08/15/17	USD	808,340	4,802
JPY	871,382,524	BNP Paribas S.A.	07/05/17	USD	7,720,000	27,344
JPY	178,880,880	Goldman Sachs International	07/11/17	USD	1,589,000	1,820
JPY	25,229,137	BNP Paribas S.A.	09/20/17	USD	225,000	55
JPY	25,229,137	BNP Paribas S.A.	09/20/17	USD	225,000	55
JPY	50,078,812	Barclays Bank plc	09/20/17	USD	450,000	(3,274)
KRW	406,810,800	Deutsche Bank AG	09/20/17	USD	360,000	(4,049)
KRW	629,090,000	JPMorgan Chase Bank N.A.	09/20/17	USD	550,000	440
MXN	6,374,766	Barclays Bank plc	07/03/17	USD	352,571	(1,320)
MXN	6,374,033	Deutsche Bank AG	07/03/17	USD	352,571	(1,361)
MXN	9,560,380	Morgan Stanley & Co. International plc	07/03/17	USD	528,857	(2,078)
MXN	22,288,292	Barclays Bank plc	07/21/17	USD	1,234,000	(9,031)
MXN	22,421,935	Morgan Stanley & Co. International plc	07/27/17	USD	1,239,000	(7,857)

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
MXN	10,020,120	Deutsche Bank AG	09/20/17	USD	550,000	$(4,508)
MYR	3,198,615	BNP Paribas S.A.	07/17/17	USD	743,000	1,758
MYR	1,607,280	JPMorgan Chase Bank N.A.	07/17/17	USD	370,000	4,235
MYR	3,261,920	JPMorgan Chase Bank N.A.	07/17/17	USD	740,000	19,498
MYR	8,013,299	Morgan Stanley & Co. International plc	08/17/17	USD	1,853,000	10,467
NOK	4,647,034	Morgan Stanley & Co. International plc	09/20/17	USD	550,000	7,450
NZD	635,000	Deutsche Bank AG	09/20/17	USD	462,128	2,546
RUB	56,599,140	BNP Paribas S.A.	07/03/17	USD	953,437	6,278
RUB	55,930,875	Deutsche Bank AG	07/03/17	USD	968,500	(20,117)
RUB	111,377,500	Deutsche Bank AG	07/03/17	USD	1,876,201	12,353
RUB	92,495,624	JPMorgan Chase Bank N.A.	07/06/17	USD	1,549,600	18,455
RUB	52,232,679	Barclays Bank plc	07/10/17	USD	886,750	(2,013)
RUB	52,256,178	Barclays Bank plc	07/10/17	USD	886,750	(1,615)
RUB	52,310,226	JPMorgan Chase Bank N.A.	07/10/17	USD	885,000	1,051
RUB	52,528,120	JPMorgan Chase Bank N.A.	07/10/17	USD	888,500	1,242
RUB	93,084,472	BNP Paribas S.A.	07/24/17	USD	1,549,600	22,747
RUB	92,449,136	Deutsche Bank AG	07/24/17	USD	1,549,600	12,015
RUB	115,733,320	Deutsche Bank AG	07/28/17	USD	1,951,000	2,400
SEK	65,690,522	Deutsche Bank AG	07/05/17	USD	7,720,000	77,372
TRY	27,569,664	BNP Paribas S.A.	07/05/17	USD	7,720,000	111,341
TRY	5,403,727	HSBC Bank plc	07/05/17	USD	1,530,000	4,964
TRY	2,743,987	Deutsche Bank AG	07/10/17	USD	774,012	4,343
TRY	2,757,150	Goldman Sachs International	07/10/17	USD	777,588	4,500
TRY	7,138,635	Goldman Sachs International	07/14/17	USD	2,018,870	3,774
TRY	10,086,948	BNP Paribas S.A.	07/21/17	USD	2,845,000	7,371
TRY	4,388,118	Citibank N.A.	07/21/17	USD	1,233,000	7,865
TRY	1,589,432	BNP Paribas S.A.	07/28/17	USD	449,968	(1,397)
TRY	3,001,969	BNP Paribas S.A.	07/28/17	USD	850,344	(3,124)
TRY	3,002,810	Goldman Sachs International	07/28/17	USD	850,344	(2,887)
TRY	3,461,856	HSBC Bank plc	07/28/17	USD	977,000	10
TRY	7,356,480	HSBC Bank plc	07/28/17	USD	2,076,000	156
TRY	3,001,451	JPMorgan Chase Bank N.A.	07/28/17	USD	850,344	(3,270)
TRY	2,761,666	Deutsche Bank AG	08/04/17	USD	775,800	2,069
TRY	1,299,672	BNP Paribas S.A.	09/20/17	USD	360,000	1,314
TRY	21,082,569	BNP Paribas S.A.	06/25/18	USD	5,469,315	(11,952)
TRY	50,124,431	BNP Paribas S.A.	06/25/18	USD	12,949,540	25,503
ZAR	102,401,554	BNP Paribas S.A.	07/05/17	USD	7,720,000	107,369
ZAR	4,567,336	BNP Paribas S.A.	07/21/17	USD	350,900	(2,734)
ZAR	676,672	Barclays Bank plc	07/21/17	USD	52,000	(418)
ZAR	11,476,162	Barclays Bank plc	07/21/17	USD	882,100	(7,279)
ZAR	4,786,848	BNP Paribas S.A.	09/20/17	USD	360,000	1,214

Contracts to Deliver
AUD	11,776,000	Goldman Sachs International	09/20/17	USD	8,914,197	(128,122)
AUD	11,766,000	Goldman Sachs International	09/20/17	USD	8,892,625	(142,014)
AUD	910,000	Goldman Sachs International	09/20/17	USD	691,427	(7,325)
BRL	3,830,616	BNP Paribas S.A.	07/03/17	USD	1,162,484	6,211
BRL	3,171,027	Barclays Bank plc	07/03/17	USD	961,500	4,324
BRL	3,176,796	Citibank N.A.	07/03/17	USD	961,500	2,583
BRL	2,522,207	Deutsche Bank AG	07/03/17	USD	765,418	4,089
BRL	5,082,000	JPMorgan Chase Bank N.A.	07/05/17	USD	1,540,000	5,997
BRL	5,082,000	Morgan Stanley & Co. International plc	07/05/17	USD	1,536,183	2,179
BRL	25,433,540	BNP Paribas S.A.	07/06/17	USD	7,720,000	44,631
BRL	11,866,906	BNP Paribas S.A.	08/02/17	USD	3,554,882	(6,128)
BRL	3,855,884	BNP Paribas S.A.	08/02/17	USD	1,153,800	(3,270)
CAD	466,550	Citibank N.A.	09/20/17	USD	360,000	(209)

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD	600,575	HSBC Bank plc	09/20/17	USD	455,000	$(8,686)
CAD	597,416	HSBC Bank plc	09/20/17	USD	455,000	(6,247)
CAD	237,166	JPMorgan Chase Bank N.A.	09/20/17	USD	180,000	(3,109)
CLP	937,311,600	Bank of America N.A.	07/06/17	USD	1,410,000	(1,946)
CLP	950,858,220	Deutsche Bank AG	07/10/17	USD	1,424,400	(7,793)
CNY	126,114,491	Citibank N.A.	07/05/17	USD	18,567,000	(35,329)
COP	4,101,337,500	Credit Suisse International	07/06/17	USD	1,410,000	64,189
COP	4,121,430,000	UBS AG	07/06/17	USD	1,351,098	(1,306)
COP	15,403,314,195	BNP Paribas S.A.	07/07/17	USD	5,085,000	31,320
COP	8,010,400,000	Barclays Bank plc	07/07/17	USD	2,635,000	6,864
COP	3,620,556,000	BNP Paribas S.A.	08/09/17	USD	1,234,000	51,722
COP	3,675,240,000	Barclays Bank plc	08/22/17	USD	1,230,000	31,751
COP	3,745,807,000	Credit Suisse International	08/22/17	USD	1,234,000	12,744
EUR	6,853,085	Deutsche Bank AG	07/05/17	USD	7,720,000	(107,248)
EUR	1,530,000	Citibank N.A.	07/10/17	USD	1,717,139	(30,798)
EUR	1,530,000	Goldman Sachs International	07/17/17	USD	1,727,674	(20,889)
EUR	310,870	Bank of America N.A.	08/11/17	USD	339,159	(16,574)
EUR	1,532,098	Citibank N.A.	08/11/17	USD	1,721,349	(31,854)
EUR	557,500	BNP Paribas S.A.	09/07/17	USD	630,360	(8,489)
EUR	24,435,000	Barclays Bank plc	09/20/17	USD	27,496,950	(523,859)
EUR	590,000	Citibank N.A.	09/20/17	USD	663,809	(12,773)
EUR	590,000	Citibank N.A.	09/20/17	USD	666,727	(9,855)
EUR	450,000	JPMorgan Chase Bank N.A.	09/20/17	USD	509,192	(6,845)
EUR	115,589	Citibank N.A.	02/21/18	USD	124,694	(9,009)
EUR	190,815	Deutsche Bank AG	02/21/18	USD	205,145	(15,573)
EUR	188,294	Morgan Stanley & Co. International plc	02/21/18	USD	202,425	(15,376)
GBP	977,000	JPMorgan Chase Bank N.A.	07/17/17	USD	1,249,743	(23,242)
GBP	550,000	JPMorgan Chase Bank N.A.	09/20/17	USD	702,576	(15,460)
GBP	360,000	Morgan Stanley & Co. International plc	09/20/17	USD	462,890	(7,097)
HUF	2,114,006,200	BNP Paribas S.A.	07/05/17	USD	7,720,000	(97,751)
IDR	52,361,430,400	BNP Paribas S.A.	08/15/17	USD	3,844,000	(66,936)
IDR	43,186,748,562	Goldman Sachs International	08/16/17	USD	3,219,288	(5,990)
IDR	39,918,262,889	Goldman Sachs International	08/16/17	USD	2,975,644	(5,536)
IDR	14,743,722,251	Goldman Sachs International	08/16/17	USD	1,099,048	(2,045)
JPY	852,457,840	Royal Bank of Scotland plc	07/05/17	USD	7,720,000	140,913
JPY	50,380,110	BNP Paribas S.A.	09/20/17	USD	450,000	586
JPY	49,850,505	Goldman Sachs International	09/20/17	USD	450,000	5,311
MXN	6,349,624	BNP Paribas S.A.	07/21/17	USD	351,184	2,207
MXN	15,960,525	JPMorgan Chase Bank N.A.	07/21/17	USD	882,816	5,622
MXN	97,069,778	JPMorgan Chase Bank N.A.	08/23/17	USD	5,120,929	(186,464)
MXN	45,756,359	Deutsche Bank AG	09/20/17	USD	2,517,156	26,194
MXN	44,693,460	Deutsche Bank AG	09/20/17	USD	2,467,266	34,168
MXN	183,047,958	Goldman Sachs International	09/20/17	USD	10,068,624	103,549
MXN	59,717,146	Royal Bank of Scotland plc	09/20/17	USD	3,289,688	38,705
MXN	44,731,730	Royal Bank of Scotland plc	09/20/17	USD	2,467,266	32,084
MYR	7,995,695	Morgan Stanley & Co. International plc	07/17/17	USD	1,853,000	(8,699)
NOK	3,007,128	Bank of America N.A.	09/20/17	USD	360,000	(730)
NOK	4,634,728	Deutsche Bank AG	09/20/17	USD	550,000	(5,974)
NZD	570,000	BNP Paribas S.A.	09/20/17	USD	415,738	(1,371)
NZD	340,000	BNP Paribas S.A.	09/20/17	USD	248,665	(137)
NZD	360,000	Standard Chartered Bank	09/20/17	USD	260,371	(3,066)
RUB	56,599,140	BNP Paribas S.A.	07/03/17	USD	968,500	8,786
RUB	111,377,500	Deutsche Bank AG	07/03/17	USD	1,937,000	48,446
RUB	55,930,875	Deutsche Bank AG	07/03/17	USD	942,179	(6,203)
RUB	93,068,976	Goldman Sachs International	07/06/17	USD	1,549,600	(28,175)
RUB	104,585,588	Credit Suisse International	07/10/17	USD	1,782,000	10,489
RUB	103,555,189	Deutsche Bank AG	07/10/17	USD	1,765,000	10,942

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
RUB	167,140,182	BNP Paribas S.A.	09/15/17	USD	2,880,113	$88,690
RUB	166,876,137	BNP Paribas S.A.	09/15/17	USD	2,880,030	93,017
RUB	55,398,619	Barclays Bank plc	09/15/17	USD	933,973	8,756
RUB	42,718,301	Credit Suisse International	09/15/17	USD	699,669	(13,773)
RUB	13,885,273	Credit Suisse International	09/15/17	USD	230,404	(1,496)
RUB	420,270,863	Deutsche Bank AG	09/15/17	USD	7,248,736	229,755
RUB	417,431,866	Deutsche Bank AG	09/15/17	USD	7,173,786	202,219
RUB	377,422,305	JPMorgan Chase Bank N.A.	09/15/17	USD	6,508,179	204,815
SEK	66,842,848	Royal Bank of Scotland plc	07/05/17	USD	7,720,000	(214,152)
TRY	27,263,751	BNP Paribas S.A.	07/05/17	USD	7,720,000	(24,444)
TRY	817,678	Barclays Bank plc	07/05/17	USD	232,400	133
TRY	4,087,289	Citibank N.A.	07/05/17	USD	1,162,000	979
TRY	2,774,609	Citibank N.A.	07/10/17	USD	775,800	(11,241)
TRY	2,742,454	Deutsche Bank AG	07/10/17	USD	775,800	(2,119)
TRY	7,138,635	Bank of America N.A.	07/14/17	USD	1,993,011	(29,633)
TRY	7,138,635	Goldman Sachs International	08/11/17	USD	2,002,953	(3,809)
TRY	34,783,110	BNP Paribas S.A.	08/21/17	USD	9,720,976	(29,626)
TRY	10,441,816	Bank of America N.A.	09/20/17	USD	2,895,718	(7,151)
TRY	11,297,173	Citibank N.A.	09/20/17	USD	3,139,106	(1,556)
TRY	50,124,431	BNP Paribas S.A.	10/23/17	USD	13,772,340	(38,351)
TRY	21,082,569	BNP Paribas S.A.	10/23/17	USD	5,815,079	6,238
ZAR	100,502,519	BNP Paribas S.A.	07/05/17	USD	7,720,000	37,790
ZAR	15,872,124	Citibank N.A.	07/21/17	USD	1,233,000	23,077
ZAR	676,538	Citibank N.A.	07/21/17	USD	52,000	428
ZAR	28,377,894	Bank of America N.A.	09/20/17	USD	2,152,531	11,147
ZAR	28,600,825	Citibank N.A.	09/20/17	USD	2,174,240	16,034
ZAR	4,730,040	Citibank N.A.	09/20/17	USD	360,000	3,073
ZAR	28,741,948	JPMorgan Chase Bank N.A.	09/20/17	USD	2,184,596	15,741

Cross Currency Contracts to Buy
AUD	730,000	Bank of America N.A.	09/20/17	NZD	763,298	1,979
CHF	20,000	JPMorgan Chase Bank N.A.	09/20/17	NOK	174,585	17
CHF	550,000	Citibank N.A.	09/20/17	NOK	4,823,178	(2,196)
EUR	550,000	HSBC Bank plc	09/20/17	SEK	5,333,405	(5,105)
EUR	550,000	Morgan Stanley & Co. International plc	09/20/17	SEK	5,360,947	(8,388)
MXN	8,522,532	JPMorgan Chase Bank N.A.	09/20/17	GBP	360,000	(6,023)
MXN	10,510,200	Deutsche Bank AG	09/20/17	GBP	450,000	(15,312)
NOK	3,179,490	Morgan Stanley & Co. International plc	09/20/17	CHF	360,000	4,137
NOK	4,831,915	UBS AG	09/20/17	CHF	550,000	3,244
NOK	5,460,000	JPMorgan Chase Bank N.A.	09/20/17	SEK	5,565,651	(8,532)
NZD	766,689	Goldman Sachs International	09/20/17	AUD	730,000	502
SEK	10,722,260	HSBC Bank plc	09/20/17	EUR	1,100,000	16,820
TRY	1,486,800	JPMorgan Chase Bank N.A.	09/20/17	EUR	360,000	507

Net Unrealized Appreciation						$332,904

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond Futures	09/20/17	387	USD	58,975,392	$501,670
U.S. Treasury Note 2 Year Futures	09/29/17	760	USD	164,398,408	(155,282)

See accompanying notes to financial statements.

BHFTII-35

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Futures Contracts—(Continued)

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
90 Day Eurodollar Futures	03/18/19	(291)	USD	(71,154,167)	$(246,321)
Euro-Bobl Futures	09/07/17	(558)	EUR	(73,699,473)	240,848
Euro-Bund Futures	09/07/17	(148)	EUR	(24,200,852)	278,790
U.S. Treasury Note 10 Year Futures	09/20/17	(2,059)	USD	(260,165,351)	1,696,507
U.S. Treasury Note 5 Year Futures	09/29/17	(634)	USD	(74,926,060)	218,076
U.S. Treasury Ultra Long Bond Futures	09/20/17	(58)	USD	(9,785,503)	164,753

Net Unrealized Appreciation					$2,699,041

Written Options

Foreign Currency Written Options	Strike Price		Counterparty	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
EUR Call/MXN Put	MXN	21.500	JPMorgan Chase Bank N.A.	08/29/17	(1,515,000)	$(9,970)	$(17,840)	$(7,870)
TRY Call/ZAR Put	ZAR	3.680	BNP Paribas S.A.	07/28/17	(4,552,000)	(26,568)	(24,466)	2,102
USD Call/BRL Put	BRL	3.310	Citibank N.A.	07/06/17	(1,923,000)	(26,214)	(10,584)	15,630
USD Call/BRL Put	BRL	3.400	Barclays Bank plc	08/10/17	(1,141,000)	(17,012)	(12,290)	4,722
USD Call/MXN Put	MXN	22.600	JPMorgan Chase Bank N.A.	07/03/17	(2,010,000)	(59,599)	—	59,599
USD Call/MXN Put	MXN	19.000	Morgan Stanley & Co. International plc	07/03/17	(1,175,000)	(34,199)	—	34,199
USD Call/TRY Put	TRY	3.650	Citibank N.A.	07/27/17	(3,832,000)	(15,232)	(14,305)	927
USD Call/ZAR Put	ZAR	14.000	Deutsche Bank AG	07/17/17	(981,000)	(21,739)	(934)	20,805
USD Put/BRL Call	BRL	3.300	Barclays Bank plc	08/10/17	(1,141,000)	(19,283)	(13,903)	5,380
USD Put/CNH Call	CNH	6.749	Citibank N.A.	07/03/17	(75,103,000)	(167,855)	(6,985)	160,870
USD Put/CNH Call	CNH	6.880	Deutsche Bank AG	07/28/17	(3,836,000)	(43,078)	(51,763)	(8,685)
USD Put/TWD Call	TWD	30.000	JPMorgan Chase Bank N.A.	09/01/17	(2,843,000)	(7,216)	(10,397)	(3,181)
AUD Put/USD Call	USD	0.720	Barclays Bank plc	07/27/17	(2,289,000)	(4,780)	(125)	4,655
USD Put/ZAR Call	ZAR	13.000	Deutsche Bank AG	07/17/17	(981,000)	(12,214)	(6,708)	5,506

Totals						$(464,959)	$(170,300)	$294,659

Options on Exchange-Traded Futures Contracts	Strike Price	Expiration Date	Number of Contracts	Premiums Received	Market Value	Unrealized Appreciation
Put - Eurodollar Midcurve 1 Year Futures	$97.500	10/13/17	(1,769)	$(62,799)	$(22,112)	$40,687
Put - Eurodollar Midcurve 1 Year Futures	97.630	10/13/17	(3,541)	(169,968)	(66,394)	103,574

Totals				$(232,767)	$(88,506)	$144,261

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Day CDI	9.250%	01/02/19	Citibank N.A.	BRL	31,034,582	$22,875	$—	$22,875
Pay	1-Day CDI	9.275%	01/02/19	JPMorgan Chase Bank N.A.	BRL	29,461,321	24,150	—	24,150
Pay	1-Day CDI	9.730%	01/02/20	JPMorgan Chase Bank N.A.	BRL	21,688,790	14,942	—	14,942
Pay	28-Day TIIE	6.270%	12/05/25	Bank of America N.A.	MXN	2,209,451	(6,549)	—	(6,549)
Pay	28-Day TIIE	6.325%	07/17/25	Citigroup Global Markets Inc.	MXN	19,973,500	(51,573)	—	(51,573)
Pay	28-Day TIIE	6.330%	08/06/25	Citigroup Global Markets Inc.	MXN	59,593,000	(154,078)	—	(154,078)
Pay	28-Day TIIE	6.980%	11/28/18	JPMorgan Chase Bank N.A.	MXN	92,466,976	(3,469)	—	(3,469)
Pay	28-Day TIIE	6.980%	11/28/18	Citigroup Global Markets Inc.	MXN	163,000,000	(6,115)	—	(6,115)
Pay	28-Day TIIE	7.060%	11/21/18	JPMorgan Chase Bank N.A.	MXN	114,610,942	1,776	—	1,776
Pay	28-Day TIIE	7.070%	11/21/18	Citigroup Global Markets Inc.	MXN	95,509,119	2,190	—	2,190
Pay	3M CNRR	3.775%	06/02/22	Bank of America N.A.	CNY	9,838,889	602	—	602
Pay	3M KWCDC	1.920%	11/10/17	Deutsche Bank AG	KRW	6,513,071,110	10,773	—	10,773

See accompanying notes to financial statements.

BHFTII-36

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

OTC Interest Rate Swaps—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	1-Day CDI	12.850%	07/03/17	JPMorgan Chase Bank N.A.	BRL	1,254,878	$(880)	$—	$(880)
Receive	1-Day CDI	13.110%	07/03/17	Citigroup Global Markets Inc.	BRL	20,271,357	(21,424)	—	(21,424)
Receive	1-Day CDI	13.130%	07/03/17	Bank of America N.A.	BRL	16,890,391	(18,574)	—	(18,574)
Receive	1-Day CDI	8.980%	01/02/18	Citibank N.A.	BRL	11,380,601	5,288	—	5,288
Receive	1-Day CDI	9.500%	10/02/17	Bank of America N.A.	BRL	45,807,529	(1,003)	—	(1,003)
Receive	1-Day CDI	9.980%	01/02/18	JPMorgan Chase Bank N.A.	BRL	36,143,970	(22,382)	—	(22,382)
Receive	1-Day CDI	9.985%	01/02/18	Citibank N.A.	BRL	36,142,712	(22,744)	—	(22,744)
Receive	28-Day TIIE	4.300%	12/07/17	Bank of America N.A.	MXN	12,027,855	8,839	—	8,839
Receive	28-Day TIIE	4.550%	03/21/18	Barclays Bank plc	MXN	26,793,819	29,074	—	29,074
Receive	28-Day TIIE	4.700%	12/06/18	Bank of America N.A.	MXN	8,147,763	14,427	—	14,427
Receive	28-Day TIIE	4.760%	12/06/18	Citigroup Global Markets Inc.	MXN	8,147,763	14,054	—	14,054
Receive	28-Day TIIE	4.770%	12/05/18	Citigroup Global Markets Inc.	MXN	8,147,763	13,974	—	13,974
Receive	28-Day TIIE	4.850%	11/01/18	Bank of America N.A.	MXN	22,482,829	35,441	—	35,441
Receive	28-Day TIIE	6.307%	08/11/25	Deutsche Bank AG	MXN	74,533,884	199,509	—	199,509
Receive	28-Day TIIE	6.310%	08/11/25	Bank of America N.A.	MXN	20,079,000	53,548	—	53,548
Receive	28-Day TIIE	6.310%	08/11/25	Bank of America N.A.	MXN	20,079,000	53,548	—	53,548
Receive	3M KWCDC	1.690%	11/10/17	Deutsche Bank AG	KRW	6,513,071,110	(5,957)	—	(5,957)

Totals							$190,262	$—	$190,262

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	12M UKRPI	3.430%	10/15/26	GBP	8,507,740	$15,454
Pay	12M UKRPI	3.447%	10/15/26	GBP	15,168,130	19,714
Pay	12M UKRPI	3.460%	10/15/26	GBP	8,872,130	58,605
Pay	28-Day TIIE	6.320%	07/17/25	MXN	40,086,000	(103,839)
Pay	28-Day TIIE	7.160%	04/29/20	MXN	257,080,000	152,056
Pay	28-Day TIIE	7.160%	06/01/22	MXN	108,494,000	94,409
Pay	28-Day TIIE	7.320%	02/20/20	MXN	267,852,955	201,004
Pay	28-Day TIIE	7.375%	05/25/27	MXN	10,121,835	8,044
Pay	28-Day TIIE	7.410%	05/25/27	MXN	62,208,165	58,346
Pay	28-Day TIIE	7.445%	03/07/22	MXN	91,257,182	138,211
Pay	28-Day TIIE	7.470%	03/07/22	MXN	45,626,378	71,681
Pay	28-Day TIIE	7.480%	03/07/22	MXN	45,627,440	72,714
Pay	28-Day TIIE	7.815%	03/04/37	MXN	21,906,479	26,436
Pay	28-Day TIIE	7.918%	05/01/37	MXN	28,522,491	51,914
Pay	28-Day TIIE	7.949%	05/01/37	MXN	26,243,708	52,769
Pay	3M LIBOR	2.131%	08/25/25	USD	1,285,000	(6,175)
Receive	12M UKRPI	3.448%	10/15/26	GBP	6,536,000	6,829
Receive	28-Day TIIE	7.361%	01/28/19	MXN	300,263,934	(96,483)
Receive	3M LIBOR	2.272%	09/11/25	USD	955,000	(5,398)

Net Unrealized Appreciation						$816,291

See accompanying notes to financial statements.

BHFTII-37

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(b)	Notional Amount(c)		Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.28.V1	5.000%	06/20/22	0.000%	USD	36,680,000	$101,086
CDX.NA.IG.28.V1	1.000%	06/20/22	0.000%	USD	15,358,000	(12,750)

Net Unrealized Appreciation						$88,336

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate		Maturity Date	Counterparty	Implied Credit Spread at June 30, 2017(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Federation of Russia 7.500%, due 03/31/30	(1.000%	)	12/20/21	Bank of America N.A.	1.529%	USD	175,000	$3,908	$10,450	$(6,542)
Loews Corp. 6.000%, due 02/01/35	(1.000%	)	12/20/20	Barclays Bank plc	0.129%	USD	2,145,000	(63,698)	(75,932)	12,234
Mexico Government International Bond 5.950%, due 03/19/19	(1.000%	)	06/20/20	JPMorgan Chase Bank N.A.	0.615%	USD	3,824,276	(42,887)	33,406	(76,293)
Mexico Government International Bond 5.950%, due 03/19/19	(1.000%	)	09/20/20	Bank of America N.A.	0.684%	USD	3,824,276	(38,000)	50,241	(88,241)
Republic of Argentina	(5.000%	)	06/20/22	Barclays Bank plc	3.284%	USD	391,000	(29,956)	(32,881)	2,925
Republic of Argentina	(5.000%	)	06/20/22	Barclays Bank plc	3.284%	USD	391,000	(29,956)	(32,881)	2,925
Republic of Argentina	(5.000%	)	06/20/22	Barclays Bank plc	3.284%	USD	415,000	(31,795)	(34,312)	2,517
Republic of Argentina	(5.000%	)	06/20/22	Barclays Bank plc	3.284%	USD	674,000	(51,638)	(51,382)	(256)
Republic of Argentina 7.625%, due 04/22/46	(5.000%	)	06/20/22	Barclays Bank plc	3.284%	USD	2,393,100	(183,346)	(116,708)	(66,638)
Republic of Philippines 10.625%, due 03/16/25	(1.000%	)	06/20/22	JPMorgan Chase Bank N.A.	0.771%	USD	6,851,071	(73,913)	(18,293)	(55,620)
Republic of South Africa 5.500%, due 03/09/20	(1.000%	)	06/20/22	Bank of America N.A.	1.968%	USD	1,965,000	87,628	101,474	(13,846)
Republic of South Africa 5.500%, due 03/09/20	(1.000%	)	06/20/22	Barclays Bank plc	1.968%	USD	2,154,000	96,056	110,014	(13,958)
Republic of South Africa 5.500%, due 03/09/20	(1.000%	)	06/20/22	Citibank N.A.	1.968%	USD	4,815,000	214,721	248,650	(33,929)
Republic of South Africa 5.500%, due 03/09/20	(1.000%	)	06/20/22	Goldman Sachs & Co.	1.968%	USD	1,202,000	53,602	61,936	(8,334)
Valero Energy Corp. 8.750%, due 06/15/30	(1.000%	)	12/20/20	Morgan Stanley Capital Services, LLC	0.451%	USD	2,145,000	(39,917)	51,754	(91,671)

Totals								$(129,191)	$305,536	$(434,727)

OTC Credit Default Swaps on Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2017(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation
Mexico Government International Bond 5.950%, due 03/19/19	1.000%	06/20/20	Bank of America N.A.	0.615%	USD	3,824,276	$42,887	$(38,756)	$81,643
Mexico Government International Bond 5.950%, due 03/19/19	1.000%	09/20/20	JPMorgan Chase Bank N.A.	0.684%	USD	3,824,276	38,000	(43,741)	81,741

Totals							$80,887	$(82,497)	$163,384

See accompanying notes to financial statements.

BHFTII-38

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate		Maturity Date	Counterparty	Implied Credit Spread at June 30, 2017(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.AAA.V6	(0.500%	)	05/11/63	Deutsche Bank AG	0.466%	USD	1,670,000	$(2,730)	$242	$(2,972)
CMBX.NA.AAA.V6	(0.500%	)	05/11/63	Deutsche Bank AG	0.466%	USD	2,340,000	(3,826)	(883)	(2,943)
CMBX.NA.AAA.V6	(0.500%	)	05/11/63	Deutsche Bank AG	0.466%	USD	2,680,000	(4,382)	744	(5,126)
CMBX.NA.AAA.V9	(0.500%	)	09/17/58	Credit Suisse International	0.682%	USD	1,610,000	22,034	19,805	2,229
CMBX.NA.AAA.V9	(0.500%	)	09/17/58	Deutsche Bank AG	0.682%	USD	1,280,000	17,518	15,972	1,546
CMBX.NA.AAA.V9	(0.500%	)	09/17/58	Morgan Stanley & Co. International plc	0.682%	USD	1,990,000	27,234	29,483	(2,249)
CMBX.NA.AAA.V9	(0.500%	)	09/17/58	Morgan Stanley & Co. International plc	0.682%	USD	1,090,000	14,917	13,409	1,508
CMBX.NA.AAA.V9	(0.500%	)	09/17/58	Morgan Stanley & Co. International plc	0.682%	USD	900,000	12,317	11,071	1,246
CMBX.NA.BBB-.V6	(3.000%	)	05/11/63	Deutsche Bank AG	0.000%	USD	680,000	79,400	62,676	16,724
CMBX.NA.BBB-.V6	(3.000%	)	05/11/63	JPMorgan Chase Bank N.A.	0.000%	USD	340,000	39,700	22,465	17,235
CMBX.NA.BBB-.V6	(3.000%	)	05/11/63	JPMorgan Chase Bank N.A.	0.000%	USD	340,000	39,700	22,465	17,235
CMBX.NA.BBB-.V6	(3.000%	)	05/11/63	JPMorgan Chase Bank N.A.	0.000%	USD	340,000	39,700	34,298	5,402
CMBX.NA.BBB-.V6	(3.000%	)	05/11/63	Morgan Stanley Capital Services, LLC	0.000%	USD	340,000	39,700	20,627	19,073

Totals								$321,282	$252,374	$68,908

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2017(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.A.V10	2.000%	11/17/59	Deutsche Bank AG	0.000%	USD	660,000	$(20,297)	$(30,601)	$10,304
CMBX.NA.A.V10	2.000%	11/17/59	Deutsche Bank AG	0.000%	USD	1,310,000	(40,286)	(59,736)	19,450
CMBX.NA.A.V8	2.000%	10/17/57	Goldman Sachs & Co.	2.809%	USD	670,000	(33,869)	(38,377)	4,508
CMBX.NA.A.V8	2.000%	10/17/57	Morgan Stanley Capital Services, LLC	2.809%	USD	190,000	(9,605)	(22,074)	12,469
CMBX.NA.A.V9	2.000%	09/17/58	Morgan Stanley Capital Services, LLC	2.530%	USD	710,000	(26,475)	(36,483)	10,008
CMBX.NA.A.V9	2.000%	09/17/58	Credit Suisse International	2.530%	USD	540,000	(20,136)	(28,165)	8,029
CMBX.NA.A.V9	2.000%	09/17/58	Credit Suisse International	2.530%	USD	650,000	(24,238)	(21,121)	(3,117)
CMBX.NA.A.V9	2.000%	09/17/58	Deutsche Bank AG	2.530%	USD	600,000	(22,373)	(31,038)	8,665
CMBX.NA.A.V9	2.000%	09/17/58	Deutsche Bank AG	2.530%	USD	660,000	(24,611)	(34,251)	9,640
CMBX.NA.A.V9	2.000%	09/17/58	JPMorgan Chase Bank N.A.	2.530%	USD	1,830,000	(68,239)	(98,204)	29,965
CMBX.NA.A.V9	2.000%	09/17/58	Morgan Stanley & Co. International plc	2.530%	USD	660,000	(24,611)	(36,240)	11,629
CMBX.NA.A.V9	2.000%	09/17/58	Morgan Stanley & Co. International plc	2.530%	USD	980,000	(36,543)	(22,454)	(14,089)
CMBX.NA.A.V9	2.000%	09/17/58	Morgan Stanley Capital Services, LLC	2.530%	USD	340,000	(12,678)	(16,765)	4,087
CMBX.NA.AAA.V7	0.500%	01/17/47	Credit Suisse International	0.000%	USD	5,000,000	(2,594)	(156,398)	153,804
CMBX.NA.AM.V4	0.500%	02/17/51	Deutsche Bank AG	0.000%	USD	2,370,000	(14,072)	(359,977)	345,905
CMBX.NA.BBB-.V10	3.000%	11/17/59	JPMorgan Chase Bank N.A.	4.523%	USD	40,000	(4,324)	(3,575)	(749)
CMBX.NA.BBB-.V6	3.000%	05/11/63	Credit Suisse International	0.000%	USD	340,000	(39,700)	(28,925)	(10,775)
CMBX.NA.BBB-.V9	3.000%	09/17/58	Morgan Stanley & Co. International plc	4.836%	USD	340,000	(40,163)	(37,546)	(2,617)
CMBX.NA.BBB-.V9	3.000%	09/17/58	Credit Suisse International	4.836%	USD	1,030,000	(121,669)	(109,437)	(12,232)
CMBX.NA.BBB-.V9	3.000%	09/17/58	Morgan Stanley & Co. International plc	4.836%	USD	1,000,000	(118,125)	(107,927)	(10,198)
CMBX.NA.BBB-.V9	3.000%	09/17/58	Morgan Stanley Capital Services, LLC	4.836%	USD	1,480,000	(174,825)	(190,776)	15,951

Totals							$(879,433)	$(1,470,070)	$590,637

Cash in the amount of $1,373 was received at the custodian bank as collateral for OTC swap contracts.

See accompanying notes to financial statements.

BHFTII-39

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(CLP)—	Chilean Peso
(CNY)—	Chinese Yuan
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(HUF)—	Hungarian Forint
(IDR)—	Indonesian Rupiah
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(RUB)—	Russian Ruble
(SEK)—	Swedish Krona
(TRY)—	Turkish Lira
(USD)—	United States Dollar
(ZAR)—	South African Rand
(CDI)—	Brazil Interbank Deposit Rate
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(CMBX)—	Commercial Mortgage-Backed Index
(CMBX.NA.A)—	Markit North America A Rated CMBS Index
(CMBX.NA.AAA)—	Markit North America AAA Rated CMBS Index
(CMBX.NA.AM)—	Markit North America Mezzanine AAA Rated CMBS Index
(CMBX.NA.BBB-)—	Markit North America BBB- Rated CMBS Index
(CNNR)—	China Floating Rate Repo
(KWCDC)—	Korean Certificate of Deposit Rate
(LIBOR)—	London Interbank Offered Rate
(TIIE)—	Mexican Interbank Equilibrium Interest Rate
(UKRPI)—	United Kingdom Retail Price Index

See accompanying notes to financial statements.

BHFTII-40

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$2,393,133,389	$—	$2,393,133,389
Total Corporate Bonds & Notes*	—	1,130,041,164	—	1,130,041,164
Asset-Backed Securities
Asset-Backed - Credit Card	—	1,793,205	—	1,793,205
Asset-Backed - Home Equity	—	24,004,889	—	24,004,889
Asset-Backed - Manufactured Housing	—	17,734,283	—	17,734,283
Asset-Backed - Other	—	414,895,134	0	414,895,134
Asset-Backed - Student Loan	—	23,166,797	—	23,166,797
Total Asset-Backed Securities	—	481,594,308	0	481,594,308
Total Mortgage-Backed Securities*	—	259,666,184	—	259,666,184
Total Municipals	—	195,157,004	—	195,157,004
Total Foreign Government*	—	194,847,736	—	194,847,736
Floating Rate Loans
Diversified Financial Services	—	12,935,385	13,001,326	25,936,711
Total Preferred Stock*	7,594,967	—	—	7,594,967
Purchased Options
Currency Options	—	450,279	—	450,279
Options on Exchange-Traded Futures Contracts	376,231	—	—	376,231
Total Purchased Options	376,231	450,279	—	826,510
Total Short-Term Investment*	—	6,199,778	—	6,199,778
Total Securities Lending Reinvestments*	—	116,473,101	—	116,473,101
Total Investments	$7,971,198	$4,790,498,328	$13,001,326	$4,811,470,852

Collateral for Securities Loaned (Liability)	$—	$(116,423,755)	$—	$(116,423,755)
Total Reverse Repurchase Agreements (Liability)	$—	$(503,318,615)	$—	$(503,318,615)
TBA Forward Sales Commitments	$—	$(396,842,078)	$—	$(396,842,078)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$2,991,079	$—	$2,991,079
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(2,658,175)	—	(2,658,175)
Total Forward Contracts	$—	$332,904	$—	$332,904
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$3,100,644	$—	$—	$3,100,644
Futures Contracts (Unrealized Depreciation)	(401,603)	—	—	(401,603)
Total Futures Contracts	$2,699,041	$—	$—	$2,699,041

See accompanying notes to financial statements.

BHFTII-41

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Written Options
Foreign Currency Written Options at Value	$—	$(170,300)	$—	$(170,300)
Options on Exchange-Traded Futures Contracts at Value	(88,506)	—	—	(88,506)
Total Written Options	$(88,506)	$(170,300)	$—	$(258,806)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$1,129,272	$—	$1,129,272
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(224,645)	—	(224,645)
Total Centrally Cleared Swap Contracts	$—	$904,627	$—	$904,627
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$1,374,032	$—	$1,374,032
OTC Swap Contracts at Value (Liabilities)	—	(1,790,225)	—	(1,790,225)
Total OTC Swap Contracts	$—	$(416,193)	$—	$(416,193)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2017 is not presented.

See accompanying notes to financial statements.

BHFTII-42

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$4,811,470,852
Cash denominated in foreign currencies (c)	9,569,116
Cash collateral (d)	6,048,870
OTC swap contracts at market value (e)	1,374,032
Unrealized appreciation on forward foreign currency exchange contracts	2,991,079
Receivable for:
Investments sold	14,853,795
TBA securities sold (f)	662,639,481
Fund shares sold	896,683
Principal paydowns	1,496
Interest	24,535,737
Variation margin on futures contracts	487,057
Interest on OTC swap contracts	193,139
Other assets	6,028

Total Assets	5,535,067,365
Liabilities
Due to custodian	13,254
Written options at value (g)	258,806
Forward sales commitments, at value	396,842,078
Reverse repurchase agreements	503,318,615
OTC swap contracts at market value (h)	1,790,225
Cash collateral (i)	2,160,000
Unrealized depreciation on forward foreign currency exchange contracts	2,658,175
Collateral for securities loaned	116,423,755
Payables for:
Investments purchased	96,786,945
TBA securities purchased (f)	529,319,015
Fund shares redeemed	717,565
Interest on reverse repurchase agreements	54,466
Foreign taxes	12,979
Variation margin on centrally cleared swap contracts	224,984
Premium on purchased options	1,925,159
Interest on forward sales commitments	488,364
Interest on OTC swap contracts	119,288
Accrued Expenses:
Management fees	1,046,533
Distribution and service fees	122,140
Deferred trustees’ fees	102,166
Other expenses	983,943

Total Liabilities	1,655,368,455

Net Assets	$3,879,698,910

Net Assets Consist of:
Paid in surplus	$3,865,631,923
Undistributed net investment income	50,857,110
Accumulated net realized loss	(65,798,473)
Unrealized appreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions (j)	29,008,350

Net Assets	$3,879,698,910

Net Assets
Class A	$3,242,708,291
Class B	521,846,080
Class E	115,144,539
Capital Shares Outstanding*
Class A	30,708,385
Class B	5,027,521
Class E	1,099,830
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$105.60
Class B	103.80
Class E	104.69

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $4,789,327,648.
(b)	Includes securities loaned at value of $114,675,282.
(c)	Identified cost of cash denominated in foreign currencies was $9,488,593.
(d)	Includes collateral of $5,538,870 for centrally cleared swap contracts and $510,000 for TBAs.
(e)	Net premium paid on OTC swap contracts was $702,298.
(f)	Included within TBA securities sold is $541,071,050 related to TBA forward sale commitments and included within TBA securities purchased is $141,636,218 related to TBA forward sale commitments.
(g)	Premiums received on written options were $697,726.
(h)	Net premium received on OTC swap contracts was $1,696,955.
(i)	Includes collateral of $1,640,000 for OTC swap contracts and $520,000 for TBAs.
(j)	Includes foreign capital gains tax of $12,979.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends	$305,404
Interest (a)	61,006,481
Securities lending income	492,840

Total investment income	61,804,725
Expenses
Management fees	6,270,272
Administration fees	61,362
Custodian and accounting fees	385,903
Distribution and service fees—Class B	646,566
Distribution and service fees—Class E	86,580
Interest expense	581,976
Audit and tax services	60,509
Legal	18,678
Trustees’ fees and expenses	26,317
Shareholder reporting	120,548
Insurance	13,080
Miscellaneous	22,143

Total expenses	8,293,934

Net Investment Income	53,510,791

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	(33,904,051)
Futures contracts	4,599,000
Written options	1,471,273
Swap contracts	670,856
Foreign currency transactions	464,882

Net realized loss	(26,698,040)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	74,629,087
Futures contracts	4,414,630
Written options	88,690
Swap contracts	938,119
Foreign currency transactions	(1,035,297)

Net change in unrealized appreciation	79,035,229

Net realized and unrealized gain	52,337,189

Net Increase in Net Assets from Operations	$105,847,980

(a)	Net of foreign withholding taxes of $7,204.
(b)	Net of foreign capital gains tax of $(34,005).
(c)	Includes change in foreign capital gains tax of $(12,979).

See accompanying notes to financial statements.

BHFTII-43

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$53,510,791	$96,551,518
Net realized gain (loss)	(26,698,040)	1,066,996
Net change in unrealized appreciation	79,035,229	16,329,604

Increase in net assets from operations	105,847,980	113,948,118

From Distributions to Shareholders
Net investment income
Class A	(100,635,202)	(102,987,554)
Class B	(15,212,013)	(15,546,181)
Class E	(3,438,021)	(3,722,162)

Total distributions	(119,285,236)	(122,255,897)

Increase in net assets from capital share transactions	72,272,407	10,844,267

Total increase in net assets	58,835,151	2,536,488

Net Assets
Beginning of period	3,820,863,759	3,818,327,271

End of period	$3,879,698,910	$3,820,863,759

Undistributed net investment income
End of period	$50,857,110	$116,631,555

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	388,520	$41,550,741	1,788,011	$195,109,223
Reinvestments	950,734	100,635,202	960,257	102,987,554
Redemptions	(700,076)	(75,057,428)	(2,621,035)	(281,776,136)

Net increase	639,178	$67,128,515	127,233	$16,320,641

Class B
Sales	213,503	$22,413,702	518,377	$55,117,107
Reinvestments	146,185	15,212,013	147,371	15,546,181
Redemptions	(292,381)	(30,758,112)	(634,036)	(67,150,297)

Net increase	67,307	$6,867,603	31,712	$3,512,991

Class E
Sales	31,217	$3,309,773	88,968	$9,549,094
Reinvestments	32,756	3,438,021	34,996	3,722,162
Redemptions	(79,844)	(8,471,505)	(207,952)	(22,260,621)

Net decrease	(15,871)	$(1,723,711)	(83,988)	$(8,989,365)

Increase derived from capital shares transactions		$72,272,407		$10,844,267

See accompanying notes to financial statements.

BHFTII-44

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$106.00		$106.14		$110.97	$107.33	$115.27	$110.90

Income (Loss) from Investment Operations
Net investment income (a)	1.51		2.76	(b)	2.73	3.18	3.36	3.21
Net realized and unrealized gain (loss) on investments	1.47		0.61		(2.08)	4.28	(4.07)	4.95

Total from investment operations	2.98		3.37		0.65	7.46	(0.71)	8.16

Less Distributions
Distributions from net investment income	(3.38)		(3.51)		(4.24)	(3.82)	(4.49)	(3.05)
Distributions from net realized capital gains	0.00		0.00		(1.24)	0.00	(2.74)	(0.74)

Total distributions	(3.38)		(3.51)		(5.48)	(3.82)	(7.23)	(3.79)

Net Asset Value, End of Period	$105.60		$106.00		$106.14	$110.97	$107.33	$115.27

Total Return (%) (c)	2.80	(d)	3.12		0.59	7.08	(0.77)	7.55

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.40	(e)	0.37		0.36	0.35	0.35	0.36
Gross ratio of expenses to average net assets excluding interest expense (%)	0.36	(e)	0.37		0.36	0.35	0.35	0.36
Net ratio of expenses to average net assets (%) (f)	0.40	(e)	0.37		0.36	0.35	0.35	0.36
Net ratio of expenses to average net assets excluding interest expense (%) (f)	0.36	(e)	0.37		0.36	0.35	0.35	0.36
Ratio of net investment income to average net assets (%)	2.84	(e)	2.56	(b)	2.50	2.91	3.07	2.85
Portfolio turnover rate (%)	339	(d)(g)	571	(g)	824 (g)	679 (g)	801 (g)	1,002 (g)
Net assets, end of period (in millions)	$3,242.7		$3,187.2		$3,178.0	$3,686.9	$3,213.0	$3,474.3

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$104.12		$104.31		$109.16	$105.64	$113.56	$109.31

Income (Loss) from Investment Operations
Net investment income (a)	1.35		2.45	(b)	2.42	2.87	3.05	2.89
Net realized and unrealized gain (loss) on investments	1.44		0.59		(2.05)	4.20	(4.01)	4.88

Total from investment operations	2.79		3.04		0.37	7.07	(0.96)	7.77

Less Distributions
Distributions from net investment income	(3.11)		(3.23)		(3.98)	(3.55)	(4.22)	(2.78)
Distributions from net realized capital gains	0.00		0.00		(1.24)	0.00	(2.74)	(0.74)

Total distributions	(3.11)		(3.23)		(5.22)	(3.55)	(6.96)	(3.52)

Net Asset Value, End of Period	$103.80		$104.12		$104.31	$109.16	$105.64	$113.56

Total Return (%) (c)	2.68	(d)	2.86		0.34	6.81	(1.01)	7.28

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	(e)	0.62		0.61	0.60	0.60	0.61
Gross ratio of expenses to average net assets excluding interest expense (%)	0.61	(e)	0.62		0.61	0.60	0.60	0.61
Net ratio of expenses to average net assets (%) (f)	0.65	(e)	0.62		0.61	0.60	0.60	0.61
Net ratio of expenses to average net assets excluding interest expense (%) (f)	0.61	(e)	0.62		0.61	0.60	0.60	0.61
Ratio of net investment income to average net assets (%)	2.59	(e)	2.31	(b)	2.26	2.67	2.82	2.60
Portfolio turnover rate (%)	339	(d)(g)	571	(g)	824 (g)	679 (g)	801 (g)	1,002 (g)
Net assets, end of period (in millions)	$521.8		$516.4		$514.1	$519.5	$488.1	$503.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-45

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$105.03		$105.18		$110.00	$106.41	$114.32	$110.02

Income (Loss) from Investment Operations
Net investment income (a)	1.41		2.57	(b)	2.55	3.00	3.18	3.02
Net realized and unrealized gain (loss) on investments	1.45		0.60		(2.07)	4.23	(4.04)	4.91

Total from investment operations	2.86		3.17		0.48	7.23	(0.86)	7.93

Less Distributions
Distributions from net investment income	(3.20)		(3.32)		(4.06)	(3.64)	(4.31)	(2.89)
Distributions from net realized capital gains	0.00		0.00		(1.24)	0.00	(2.74)	(0.74)

Total distributions	(3.20)		(3.32)		(5.30)	(3.64)	(7.05)	(3.63)

Net Asset Value, End of Period	$104.69		$105.03		$105.18	$110.00	$106.41	$114.32

Total Return (%) (c)	2.72	(d)	2.98		0.44	6.92	(0.91)	7.38

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	(e)	0.52		0.51	0.50	0.50	0.51
Gross ratio of expenses to average net assets excluding interest expense (%)	0.51	(e)	0.52		0.51	0.50	0.50	0.51
Net ratio of expenses to average net assets (%) (f)	0.55	(e)	0.52		0.51	0.50	0.50	0.51
Net ratio of expenses to average net assets excluding interest expense (%) (f)	0.51	(e)	0.52		0.51	0.50	0.50	0.51
Ratio of net investment income to average net assets (%)	2.68	(e)	2.40	(b)	2.35	2.78	2.92	2.70
Portfolio turnover rate (%)	339	(d)(g)	571	(g)	824 (g)	679 (g)	801 (g)	1,002 (g)
Net assets, end of period (in millions)	$115.1		$117.2		$126.2	$143.8	$150.7	$176.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 83%, 178%, 278%, 276%, 267% and 390% for the six months ended June 30, 2017 and the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.

See accompanying notes to financial statements.

BHFTII-46

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Bond Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its net asset value (“NAV”) to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign

BHFTII-47

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income

BHFTII-48

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, amortization of debt securities, paydown gain/loss reclasses, foreign capital gains taxes, deflationary sell adjustments and swap contract transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, State Street Bank and Trust Company (“SSBT”) may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the federal funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Portfolio’s assets to the extent of any overdraft. At June 30, 2017, the Portfolio had a payment of $13,254 due to SSBT pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at June 30, 2017. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at June 30, 2017. The Portfolio’s average overdraft advances during the six months ended June 30, 2017 were not significant.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

BHFTII-49

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In

BHFTII-50

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $6,199,778. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $28,095,467. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities.

For the six months ended June 30, 2017, the Portfolio had an outstanding reverse repurchase agreement balance for 84 days. The average amount of borrowings was $282,069,109 and the annualized weighted average interest rate was 0.85% during the 84 day period.

BHFTII-51

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

The following table summarizes open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis as of June 30, 2017:

Counterparty	Reverse Repurchase Agreements	Collateral Pledged	Net Amount*
BNP Paribas S.A	$(26,791,762)	$26,628,445	$(163,317)
Credit Suisse International	(34,922,599)	34,839,482	(83,117)
Deutsche Bank AG	(97,688,523)	96,913,596	(774,927)
Bank of America N.A	(169,948,305)	168,707,790	(1,240,515)
JPMorgan Chase Bank N.A	(173,967,426)	173,168,963	(798,463)

	$(503,318,615)	$500,258,276	$(3,060,339)

*	Net amount represents the net amount payable due to the counterparty in the event of default.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop,” is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2017
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(30,484,215)	$—	$—	$—	$(30,484,215)
Foreign Government	(15,849,453)	—	—	—	(15,849,453)
U.S. Treasury & Government Agencies	(70,090,087)	—	—	—	(70,090,087)
Total	$(116,423,755)	$—	$—	$—	$(116,423,755)
Reverse Repurchase Agreements
U.S. Treasury	—	(503,318,615)	—	—	(503,318,615)
Total Borrowings	$(116,423,755)	$(503,318,615)	$—	$—	$(619,742,370)
Gross amount of recognized liabilities for securities lending transactions					$(619,742,370)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the

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Notes to Financial Statements—June 30, 2017—(Continued)

contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

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The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Options on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Written Options

The Portfolio transactions in written options during the six months ended June 30, 2017:

Call Options	Notional Amount*	Number of Contracts	Premium Received
Options outstanding December 31, 2016	73,784,550	—	$548,934
Options written	321,634,840	2,290	2,504,477
Options bought back	(124,780,000)	(2,290)	(1,192,373)
Options exercised	(73,738,000)	—	(613,365)
Options expired	(179,772,390)	—	(1,037,140)

Options outstanding June 30, 2017	17,129,000	—	$210,533

Put Options	Notional Amount*	Number of Contracts	Premium Received
Options outstanding December 31, 2016	14,240,000	—	$74,167
Options written	590,899,000	5,310	2,520,998
Options bought back	(260,385,000)	—	(943,590)
Options exercised	(43,832,000)	—	(12,842)
Options expired	(214,729,000)	—	(1,151,540)

Options outstanding June 30, 2017	86,193,000	5,310	$487,193

*	Amount shown is in the currency in which the transaction was denominated.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

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Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

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The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2017, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a) (c)	$376,231
	OTC swap contracts at market value (b)	505,010	OTC swap contracts at market value (b)	$314,748
	Unrealized appreciation on centrally cleared swap contracts (c) (d)	1,028,186	Unrealized depreciation on centrally cleared swap contracts (c) (d)	211,895
	Unrealized appreciation on futures contracts (e) (c)	3,100,644	Unrealized depreciation on futures contracts (e) (c)	401,603
			Written options at value (c)	88,506
Credit	OTC swap contracts at market value (b)	869,022	OTC swap contracts at market value (b)	1,475,477
	Unrealized appreciation on centrally cleared swap contracts (c) (d)	101,086	Unrealized depreciation on centrally cleared swap contracts (c) (d)	12,750
Foreign Exchange	Investments at market value (a)	450,279
	Unrealized appreciation on forward foreign currency exchange contracts	2,991,079	Unrealized depreciation on forward foreign currency exchange contracts	2,658,175
			Written options at value	170,300

Total		$9,421,537		$5,333,454

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Excludes OTC swap interest receivable of $193,139 and OTC swap interest payable of $119,288.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(e)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

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The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$318,156	$(120,559)	$(197,597)	$—
Barclays Bank plc	258,469	(258,469)	—	—
BNP Paribas S.A.	745,917	(341,990)	—	403,927
Citibank N.A.	766,824	(204,589)	(490,000)	72,235
Citigroup Global Markets Inc.	30,218	(30,218)	—	—
Credit Suisse International	147,617	(147,617)	—	—
Deutsche Bank AG	1,068,968	(396,067)	(672,901)	—
Goldman Sachs & Co.	53,602	(33,869)	—	19,733
Goldman Sachs International	389,640	(389,640)	—	—
HSBC Bank plc	57,279	(20,038)	—	37,241
JPMorgan Chase Bank N.A.	594,646	(594,646)	—	—
Morgan Stanley & Co. International plc	118,069	(118,069)	—	—
Morgan Stanley Capital Services, LLC	39,700	(39,700)	—	—
Royal Bank of Scotland plc	211,702	(211,702)	—	—
UBS AG	14,583	(14,583)	—	—

	$4,815,390	$(2,921,756)	$(1,360,498)	$533,136

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2017.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$120,559	$(120,559)	$—	$—
Barclays Bank plc	978,054	(258,469)	(286,763)	432,822
BNP Paribas S.A.	341,990	(341,990)	—	—
Citibank N.A.	204,589	(204,589)	—	—
Citigroup Global Markets Inc.	233,190	(30,218)	—	202,972
Credit Suisse International	223,606	(147,617)	—	75,989
Deutsche Bank AG	396,067	(396,067)	—	—
Goldman Sachs & Co.	33,869	(33,869)	—	—
Goldman Sachs International	459,402	(389,640)	—	69,762
HSBC Bank plc	20,038	(20,038)	—	—
JPMorgan Chase Bank N.A.	618,191	(594,646)	—	23,545
Morgan Stanley & Co. International plc	274,934	(118,069)	(156,865)	—
Morgan Stanley Capital Services, LLC	263,500	(39,700)	(223,800)	—
Royal Bank of Scotland plc	214,152	(211,702)	—	2,450
Standard Chartered Bank	3,066	—	—	3,066
UBS AG	233,493	(14,583)	—	218,910

	$4,618,700	$(2,921,756)	$(667,428)	$1,029,516

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(1,866,197)	$—	$(3,748,692)	$(5,614,889)
Forward foreign currency transactions	—	—	(609,099)	(609,099)
Futures contracts	4,599,000	—	—	4,599,000
Swap contracts	846,949	(176,093)	—	670,856
Written options	578,953	—	892,320	1,471,273

	$4,158,705	$(176,093)	$(3,465,471)	$517,141

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Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(604,626)	$—	$(544,750)	$(1,149,376)
Forward foreign currency transactions	—	—	(1,165,328)	(1,165,328)
Futures contracts	4,414,630	—	—	4,414,630
Swap contracts	1,603,780	(665,661)	—	938,119
Written options	144,261	—	(55,571)	88,690

	$5,558,045	$(665,661)	$(1,765,649)	$3,126,735

For the six months ended June 30, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$255,448,483
Forward foreign currency transactions	454,844,220
Futures contracts long	393,183,333
Futures contracts short	(212,342,331)
Swap contracts	870,174,363
Written options	(151,074,301)

‡	Averages are based on activity levels during the period.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in

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BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$886,355,983	$12,491,730,419	$11,619,322,108	$1,211,758,914

The Portfolio engaged in security transactions with other accounts managed by BlackRock Advisors, Inc., the subadviser to the Portfolio, that amounted to $1,118,419 in purchases and $735,928 in sales of investments, which are included above, and resulted in realized gains of $28,692.

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2017 were as follows:

Purchases	Sales
$9,513,139,151	$9,629,098,993

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BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$6,270,272	0.400%	Of the first $1 billion
	0.350%	Of the next $1 billion
	0.300%	Of the next $1 billion
	0.250%	On amounts in excess of $3 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.030%	Of the first $1 billion
0.025%	Of the next $1 billion

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. Brighthouse Investment Advisers will receive advisory fees equal to 0.325% of the Portfolio’s average daily net assets for amounts over $2 billion but less than $3 billion (0.025% over the contractual advisory fee rate) and 0.325% for amounts over $3 billion but less than $3.4 billion (0.075% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $2 billion up to $3.4 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee.

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of

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BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$122,255,897	$190,475,439	$—	$13,991,825	$122,255,897	$204,467,264

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$119,161,258	$—	$(64,170,665)	$(27,394,335)	$27,596,258

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had post-enactment short-term accumulated capital losses of $1,466,695 and accumulated long term capital losses of $25,927,640, and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

10. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

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Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
32,260,032	1,239,360	2,347,986

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	33,388,844	2,458,535
Robert Boulware	33,373,259	2,474,120
Susan C. Gause	33,394,273	2,453,106
Nancy Hawthorne	33,389,634	2,457,745
Barbara A. Nugent	33,413,353	2,434,026
John Rosenthal	33,396,648	2,450,731
Linda B. Strumpf	33,343,671	2,503,709
Dawn M. Vroegop	33,378,227	2,469,152

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BlackRock Capital Appreciation Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A, B and E shares of the BlackRock Capital Appreciation Portfolio returned 17.64%, 17.46%, and 17.56%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 13.99%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks had a strong start to the year, with several equity indices rallying to record highs amid strong macro data, improving corporate earnings and, most notably, optimism around the new administration’s policies and pledged pro-growth initiatives, including tax relief, regulatory rollbacks and increased fiscal spending. The final weeks of the first quarter saw some profit taking as investor enthusiasm waned after the failed attempt to repeal the Affordable Care Act called into question the Trump administration’s ability to push through further reforms in 2017. U.S. stocks continued their climb in the second quarter, but appreciated at a slower rate than in the first quarter as political risk and high valuation metrics influenced investor sentiment. Meanwhile, the U.S. Federal Reserve continued on its previously telegraphed path of gradual monetary policy normalization, raising the federal funds rate by 25 basis points in March and then again in June, despite a weaker patch of data (especially inflation readings).

All told, U.S. stocks registered the best first half in years, with the broad market S&P 500 Index up 9.34% for the six-month period. On a sector basis, leadership in 2017 reversed from the end of 2016. Sectors that had been the biggest beneficiaries of the so-called “Trump trade” (Financials, Industrials and other cyclicals) gave back some relative gains, while growth segments Information Technology (“IT”), Health Care and Consumer Discretionary led the market higher. Energy was the worst-performing sector amid a sharp reversal in crude oil.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Russell 1000 Growth Index during the six-month period. In sector terms, IT was the largest contributor to relative performance, with notable strength among internet software & services holdings. The consumer sectors also aided results. Internet & direct marketing retail names, positioning within specialty retail and lack of exposure to media companies benefited in the Consumer Discretionary sector, while selection within the beverage industry and an underweight to food & staples retailing added to relative performance in Consumer Staples. Conversely, Financials was a prime detractor from returns due to weakness among bank and diversified financial services holdings. Stock selection in Health Care, in particular biotechnology, also weighed on performance, as did a slight overweight to the Energy sector.

The Portfolio’s top individual contributor was Tencent Holdings. Tencent continues to outperform as its revenue growth accelerates, proving our thesis of growing monetization of the company’s dominant WeChat communication platform. Our view at period end remained that the stock’s price is undervaluing its growth and profitability potential.

Positions in Activision Blizzard and Amazon.com also added value. Activision shares gained following strong earnings performance and increased investor confidence in video game secular growth. We continue to like Activision as the digital transformation in the video game industry enables higher monetization, higher revenue and higher margins. Amazon outperformed as continued underperformance among traditional retailers focused investors on its share gain opportunities. In addition, the company’s advertising opportunity has come to the fore. Our view remains that Amazon has many years of growth ahead and, accordingly, at period end we maintained our overweight.

The largest individual detractor was Alexion Pharmaceuticals. Early in the period, Alexion underperformed despite reporting fourth-quarter 2016 earnings and 2017 guidance that were in line with expectations. Later, the company disclosed that its regional office in Brazil is being investigated for alleged sales irregularities pertaining to its flagship product Soliris. While Soliris sales in Brazil account for less than 5% of overall revenue, the news heightened investor concerns over the company’s sales practices and management’s control of its operations. The company then also announced the departure of its interim Chief Financial Officer, head of R&D and head of Human Resources. While not entirely surprising, the departures further contributed to negative sentiment. We are actively following these developments and have engaged in a discussion with management to further understand the long-term impact from these changes.

Elsewhere, the position in Acuity Brands was a drag. The LED lighting leader underperformed after reporting weaker than expected results in its fiscal 2017 first and second quarters due to an industry slowing in short-cycle business. While management does not expect the business to rebound substantially until 2018, its fiscal third quarter showed improvement and Acuity beat consensus expectations on both top line and margin. We continue to like the stock as the company takes share within the industry, non-residential data points remain strong, and we think innovation in networked lighting will drive growth higher in 2018. An underweight to Apple also weighed on returns. Despite first-half strength, we maintained our underweight, believing future outperformance of the shares requires sustainable iPhone unit growth beyond the iPhone 8 cycle.

Volatility will likely remain a constant feature given uncertainty around the likelihood and timing of policy changes by the new administration and risks around macro events. As always, we will look to take advantage of any incremental volatility to upgrade the Portfolio, adding to favorite holdings on weakness and/or acquiring new names where the risk/reward is favorable.

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Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

From a positioning perspective, a key focus of our investment process is identifying innovative companies with business models that we believe will disrupt incumbents across a whole range of sectors in our economy. The combination of a continued drop in computing costs, easy-to-use mobile applications for e-commerce, increasing adoption of cloud computing, and enhancements in delivery underscore why we think the digital disruption wave will only accelerate in the years ahead. This will continue to have implications for equity markets, with U.S. innovation leadership poised to thrive, creating plenty of alpha-generation opportunities for bottom-up stock pickers who can effectively identify disruptive themes ahead of their market impact, as well as the likely beneficiaries.

At the end of the period, the largest sector overweight in the Portfolio was IT, followed by Financials and Health Care. Consumer Staples and Industrials were the largest underweights.

Lawrence Kemp

Portfolio Manager

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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BlackRock Capital Appreciation Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year
BlackRock Capital Appreciation Portfolio
Class A	17.64	22.86	14.27	7.95
Class B	17.46	22.56	13.98	7.68
Class E	17.56	22.71	14.10	7.79
Russell 1000 Growth Index	13.99	20.42	15.30	8.91

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
Amazon.com, Inc.	7.6
Alphabet, Inc. - Class A	6.9
Microsoft Corp.	5.6
UnitedHealth Group, Inc.	4.7
Visa, Inc. - Class A	3.6
Tencent Holdings, Ltd.	3.4
Priceline Group, Inc. (The)	3.2
Facebook, Inc. - Class A	3.2
Alexion Pharmaceuticals, Inc.	3.0
Constellation Brands, Inc. - Class A	2.9

Top Sectors

% of Net Assets
Information Technology	41.1
Consumer Discretionary	20.2
Health Care	16.4
Financials	7.2
Industrials	6.1
Consumer Staples	3.5
Materials	2.3
Real Estate	2.1
Energy	0.8
Telecommunication Services	0.4

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BlackRock Capital Appreciation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Capital Appreciation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.63%	$1,000.00	$1,176.40	$3.40
	Hypothetical*	0.63%	$1,000.00	$1,021.67	$3.16

Class B(a)	Actual	0.88%	$1,000.00	$1,174.60	$4.74
	Hypothetical*	0.88%	$1,000.00	$1,020.43	$4.41

Class E(a)	Actual	0.78%	$1,000.00	$1,175.60	$4.21
	Hypothetical*	0.78%	$1,000.00	$1,020.93	$3.91

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

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Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—99.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.2%
TransDigm Group, Inc.	79,738	$21,439,156

Banks—5.4%
Bank of America Corp.	1,740,801	42,231,832
First Republic Bank (a)	265,258	26,552,326
SunTrust Banks, Inc.	166,372	9,436,620
SVB Financial Group (b)	49,471	8,696,507
Wells Fargo & Co.	202,495	11,220,248

		98,137,533

Beverages—3.5%
Constellation Brands, Inc. - Class A (a)	271,533	52,604,088
Dr Pepper Snapple Group, Inc.	118,685	10,813,390

		63,417,478

Biotechnology—7.8%
Alexion Pharmaceuticals, Inc. (b)	456,072	55,490,280
Biogen, Inc. (b)	115,116	31,237,878
Celgene Corp. (b)	285,775	37,113,599
Regeneron Pharmaceuticals, Inc. (a) (b)	20,058	9,851,286
Vertex Pharmaceuticals, Inc. (b)	72,074	9,288,177

		142,981,220

Capital Markets—0.4%
S&P Global, Inc.	50,001	7,299,646

Chemicals—2.3%
Monsanto Co.	151,383	17,917,692
Sherwin-Williams Co. (The)	70,752	24,831,122

		42,748,814

Diversified Financial Services—1.4%
Berkshire Hathaway, Inc. - Class B (b)	150,734	25,529,817

Diversified Telecommunication Services—0.4%
Zayo Group Holdings, Inc. (b)	265,158	8,193,382

Electrical Equipment—1.9%
Acuity Brands, Inc. (a)	172,988	35,165,001

Equity Real Estate Investment Trusts—2.1%
Equinix, Inc.	52,542	22,548,925
SBA Communications Corp. (b)	115,486	15,579,061

		38,127,986

Health Care Equipment & Supplies—3.0%
Becton Dickinson & Co.	129,737	25,312,986
Boston Scientific Corp. (a) (b)	1,076,233	29,833,179

		55,146,165

Health Care Providers & Services—4.6%
UnitedHealth Group, Inc.	458,777	85,066,431

Hotels, Restaurants & Leisure—1.2%
Domino’s Pizza, Inc. (a)	104,039	22,007,370

Industrial Conglomerates—1.0%
Roper Technologies, Inc. (a)	78,123	18,087,818

Internet & Direct Marketing Retail—13.5%
Amazon.com, Inc. (a) (b)	144,240	139,624,320
Netflix, Inc. (b)	323,071	48,270,038
Priceline Group, Inc. (The) (b)	31,098	58,169,431

		246,063,789

Internet Software & Services—14.9%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	192,892	27,178,483
Alphabet, Inc. - Class A (b)	135,655	126,115,740
Facebook, Inc. - Class A (b)	381,893	57,658,205
Tencent Holdings, Ltd.	1,750,400	62,463,355

		273,415,783

IT Services—6.6%
Cognizant Technology Solutions Corp. - Class A	294,931	19,583,418
Global Payments, Inc. (a)	276,875	25,007,350
PayPal Holdings, Inc. (b)	194,556	10,441,821
Visa, Inc. - Class A	697,308	65,393,544

		120,426,133

Multiline Retail—0.9%
Dollar Tree, Inc. (b)	225,491	15,766,331

Oil, Gas & Consumable Fuels—0.8%
Pioneer Natural Resources Co.	93,229	14,877,484

Pharmaceuticals—0.9%
Zoetis, Inc.	262,611	16,381,674

Professional Services—2.0%
Equifax, Inc. (a)	266,816	36,665,855

Semiconductors & Semiconductor Equipment—5.6%
Advanced Micro Devices, Inc. (a) (b)	1,041,926	13,003,237
ASML Holding NV (a)	215,731	28,111,907
Broadcom, Ltd.	149,687	34,884,555
NVIDIA Corp.	107,799	15,583,423
Teradyne, Inc.	355,363	10,671,551

		102,254,673

Software—11.8%
Activision Blizzard, Inc.	363,532	20,928,537
Adobe Systems, Inc. (b)	211,911	29,972,692
Autodesk, Inc. (a) (b)	369,219	37,224,659
Microsoft Corp.	1,478,243	101,895,290
Salesforce.com, Inc. (a) (b)	101,190	8,763,054
Snap, Inc. - Class A (a) (b)	593,336	10,543,581
Zendesk, Inc. (b)	213,274	5,924,752

		215,252,565

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Specialty Retail—3.1%
Home Depot, Inc. (The)	248,483	$38,117,292
Ulta Salon Cosmetics & Fragrance, Inc. (b)	63,621	18,280,858

		56,398,150

Technology Hardware, Storage & Peripherals—1.7%
Apple, Inc.	213,187	30,703,192

Textiles, Apparel & Luxury Goods—1.5%
NIKE, Inc. - Class B	478,804	28,249,436

Total Common Stocks (Cost $1,414,113,514)		1,819,802,882

Preferred Stock—0.6%

Software—0.6%
Palantir Technologies, Inc. - Series I (b) (c) (d) (Cost $15,555,194)	2,537,552	10,277,085

Short-Term Investment—0.2%

Repurchase Agreement—0.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $2,591,094 on 07/03/17, collateralized by $2,640,000 Federal Farm Credit Banks at 1.125% due 09/22/17 with a value of $2,647,899.	2,591,068	2,591,068

Total Short-Term Investments (Cost $2,591,068)		2,591,068

Securities Lending Reinvestments (e)—8.4%

Certificates of Deposit—4.6%
ABN AMRO Bank NV Zero Coupon, 09/05/17	4,979,088	4,989,500
Bank of Montreal Chicago 1.276%, 09/06/17 (f)	4,500,000	4,500,828
Bank of Nova Scotia 1.492%, 11/03/17 (f)	1,500,000	1,501,481
Bank of Tokyo-Mitsubishi, Ltd. 1.510%, 08/18/17	2,018,512	2,002,220
1.602%, 11/16/17 (f)	3,000,000	3,002,928
Canadian Imperial Bank 1.630%, 10/27/17 (f)	1,000,000	1,001,125
Credit Industriel et Commercial 1.125%, 07/03/17	2,000,000	2,000,044
Credit Suisse AG New York 1.314%, 11/07/17 (f)	3,000,000	3,000,243
DG Bank New York 1.140%, 07/03/17	1,000,000	999,990

Certificates of Deposit—(Continued)
KBC Bank NV 1.220%, 07/26/17	2,500,000	2,500,000
1.220%, 07/27/17	5,500,000	5,500,000
Landesbank Baden-Wuerttemberg 1.150%, 07/03/17	5,000,000	4,999,950
Mitsubishi UFJ Trust and Banking Corp. 1.401%, 09/01/17 (f)	3,000,000	3,001,817
Mizuho Bank, Ltd., New York 1.400%, 11/27/17 (f)	3,000,000	2,998,620
1.451%, 09/01/17 (f)	1,500,000	1,500,327
1.610%, 08/02/17 (f)	2,500,000	2,500,762
National Australia Bank London 1.480%, 11/09/17 (f)	2,000,000	2,001,620
Natixis New York 1.287%, 11/13/17 (f)	2,500,000	2,499,725
Norinchukin Bank New York 1.297%, 11/13/17 (f)	3,000,000	3,000,234
1.584%, 08/21/17 (f)	1,500,000	1,500,553
Royal Bank of Canada New York 1.532%, 03/20/18 (f)	8,000,000	8,005,760
Sumitomo Mitsui Banking Corp. 1.480%, 08/09/17	1,513,850	1,500,345
Sumitomo Mitsui Banking Corp., New York 1.330%, 02/08/18 (f)	1,000,000	999,909
Sumitomo Mitsui Trust Bank, Ltd., New York 1.297%, 11/13/17 (f)	3,000,000	2,999,781
1.342%, 11/16/17 (f)	5,000,000	4,999,685
1.466%, 10/26/17 (f)	2,500,000	2,500,640
Toronto Dominion Bank New York 1.467%, 03/13/18 (f)	4,500,000	4,503,343
1.475%, 01/10/18 (f)	1,500,000	1,502,494
UBS, Stamford 1.722%, 07/31/17 (f)	1,301,329	1,300,743
Wells Fargo Bank San Francisco N.A. 1.547%, 10/26/17 (f)	1,250,000	1,251,118

		84,565,785

Commercial Paper—1.7%
Commonwealth Bank Australia 1.391%, 03/01/18	4,500,000	4,503,506
Erste Abwicklungsanstalt 1.379%, 07/18/17 (f)	8,700,000	8,700,505
ING Funding LLC 1.234%, 12/07/17 (f)	2,000,000	2,000,691
1.277%, 11/13/17 (f)	2,500,000	2,499,817
Manhattan Asset Funding Co. 1.434%, 09/07/17 (f)	6,000,000	6,000,360
Ridgefield Funding Co. LLC 1.434%, 09/07/17 (f)	2,500,000	2,501,001
Sheffield Receivables Co. 1.190%, 07/28/17	2,990,678	2,997,180
Westpac Banking Corp. 1.506%, 10/20/17 (f)	2,000,000	2,001,994

		31,205,054

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (e)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—1.5%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $36,430 on 07/03/17, collateralized by $37,920 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $37,156.	36,427	$36,427
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.710% to be repurchased at $101,188 on 10/02/17, collateralized by various Common Stock with a value of $110,000.	100,000	100,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $1,500,150 on 07/03/17, collateralized by $1,525,100 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $1,530,005.	1,500,000	1,500,000
Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $7,005,425 on 07/03/17, collateralized by $1,521 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $7,782,765.	7,000,000	7,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $3,014,535 on 09/29/17, collateralized by various Common Stock with a value of $3,300,001.	3,000,000	3,000,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/08/17 at 1.150% to be repurchased at $10,009,264 on 07/07/17, collateralized by $9,016,826 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 07/20/17 - 05/15/46, with a value of $10,206,659.	10,000,000	10,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $1,219,437 on 10/02/17, collateralized by various Common Stock with a value of $1,320,000.	1,200,000	1,200,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $3,022,943 on 10/02/17, collateralized by various Common Stock with a value of $3,300,000.	3,000,000	3,000,000

Repurchase Agreements—(Continued)
Pershing LLC Repurchase Agreement dated 06/30/17 at 1.180% to be repurchased at $2,000,197 on 07/03/17, collateralized by $3,003,526 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 11.027%, maturity dates ranging from 07/14/17 - 04/20/67, with a value of $2,040,000.	2,000,000	2,000,000

		27,836,427

Time Deposits—0.6%
ABN AMRO Bank NV 1.180%, 07/07/17	1,000,000	1,000,000
Credit Industriel et Commercial 1.100%, 07/03/17	3,000,000	3,000,000
Shinkin Central Bank 1.330%, 07/25/17	2,000,000	2,000,000
1.330%, 07/26/17	4,750,000	4,750,000

		10,750,000

Total Securities Lending Reinvestments (Cost $154,323,388)		154,357,266

Total Investments—108.7% (Cost $1,586,583,164) (g)		1,987,028,301
Other assets and liabilities (net)—(8.7)%		(158,732,778)

Net Assets—100.0%		$1,828,295,523

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $151,424,976 and the collateral received consisted of cash in the amount of $154,339,884. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2017, these securities represent 0.6% of net assets.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2017, the market value of restricted securities was $10,277,085, which is 0.6% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(f)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

(g)	As of June 30, 2017, the aggregate cost of investments was $1,586,583,164. The aggregate unrealized appreciation and depreciation of investments were $418,830,100 and $(18,384,963), respectively, resulting in net unrealized appreciation of $400,445,137.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Palantir Technologies, Inc. - Series I	02/07/14	2,537,552	$15,555,194	$10,277,085

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$21,439,156	$—	$—	$21,439,156
Banks	98,137,533	—	—	98,137,533
Beverages	63,417,478	—	—	63,417,478
Biotechnology	142,981,220	—	—	142,981,220
Capital Markets	7,299,646	—	—	7,299,646
Chemicals	42,748,814	—	—	42,748,814
Diversified Financial Services	25,529,817	—	—	25,529,817
Diversified Telecommunication Services	8,193,382	—	—	8,193,382
Electrical Equipment	35,165,001	—	—	35,165,001
Equity Real Estate Investment Trusts	38,127,986	—	—	38,127,986
Health Care Equipment & Supplies	55,146,165	—	—	55,146,165
Health Care Providers & Services	85,066,431	—	—	85,066,431
Hotels, Restaurants & Leisure	22,007,370	—	—	22,007,370
Industrial Conglomerates	18,087,818	—	—	18,087,818
Internet & Direct Marketing Retail	246,063,789	—	—	246,063,789
Internet Software & Services	210,952,428	62,463,355	—	273,415,783
IT Services	120,426,133	—	—	120,426,133
Multiline Retail	15,766,331	—	—	15,766,331
Oil, Gas & Consumable Fuels	14,877,484	—	—	14,877,484
Pharmaceuticals	16,381,674	—	—	16,381,674
Professional Services	36,665,855	—	—	36,665,855
Semiconductors & Semiconductor Equipment	102,254,673	—	—	102,254,673
Software	215,252,565	—	—	215,252,565
Specialty Retail	56,398,150	—	—	56,398,150
Technology Hardware, Storage & Peripherals	30,703,192	—	—	30,703,192
Textiles, Apparel & Luxury Goods	28,249,436	—	—	28,249,436
Total Common Stocks	1,757,339,527	62,463,355	—	1,819,802,882
Total Preferred Stock*	—	—	10,277,085	10,277,085
Total Short-Term Investment*	—	2,591,068	—	2,591,068
Total Securities Lending Reinvestments*	—	154,357,266	—	154,357,266
Total Investments	$1,757,339,527	$219,411,689	$10,277,085	$1,987,028,301

Collateral for Securities Loaned (Liability)	$—	$(154,339,884)	$—	$(154,339,884)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2017 is not presented.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$1,987,028,301
Cash denominated in foreign currencies (c)	78
Receivable for:
Investments sold	8,290,552
Fund shares sold	112,812
Dividends and interest	211,803

Total Assets	1,995,643,546
Liabilities
Collateral for securities loaned	154,339,884
Payables for:
Investments purchased	10,358,775
Fund shares redeemed	1,382,250
Accrued Expenses:
Management fees	914,091
Distribution and service fees	41,494
Deferred trustees’ fees	104,536
Other expenses	206,993

Total Liabilities	167,348,023

Net Assets	$1,828,295,523

Net Assets Consist of:
Paid in surplus	$1,322,374,946
Undistributed net investment income	345,650
Accumulated net realized gain	105,129,790
Unrealized appreciation on investments	400,445,137

Net Assets	$1,828,295,523

Net Assets
Class A	$1,613,855,976
Class B	176,420,430
Class E	38,019,117
Capital Shares Outstanding*
Class A	42,310,013
Class B	4,780,321
Class E	1,013,372
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$38.14
Class B	36.91
Class E	37.52

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,586,583,164.
(b)	Includes securities loaned at value of $151,424,976.
(c)	Identified cost of cash denominated in foreign currencies was $78.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (a)	$6,325,023
Interest	3,156
Securities lending income	379,560

Total investment income	6,707,739
Expenses
Management fees	6,229,409
Administration fees	28,487
Custodian and accounting fees	50,308
Distribution and service fees—Class B	213,942
Distribution and service fees—Class E	27,494
Audit and tax services	20,657
Legal	18,678
Trustees’ fees and expenses	26,317
Shareholder reporting	56,819
Insurance	6,010
Miscellaneous	11,406

Total expenses	6,689,527
Less management fee waiver	(832,399)
Less broker commission recapture	(2,292)

Net expenses	5,854,836

Net Investment Income	852,903

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	105,689,592
Foreign currency transactions	(1,291)

Net realized gain	105,688,301

Net change in unrealized appreciation on investments	185,005,235

Net realized and unrealized gain	290,693,536

Net Increase in Net Assets From Operations	$291,546,439

(a)	Net of foreign withholding taxes of $49,912.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$852,903	$1,823,694
Net realized gain	105,688,301	46,869,437
Net change in unrealized appreciation (depreciation)	185,005,235	(47,499,770)

Increase in net assets from operations	291,546,439	1,193,361

From Distributions to Shareholders
Net investment income
Class A	(1,710,196)	0
Net realized capital gains
Class A	(37,749,442)	(138,220,075)
Class B	(4,251,821)	(15,502,355)
Class E	(902,466)	(3,325,155)

Total distributions	(44,613,925)	(157,047,585)

Increase (decrease) in net assets from capital share transactions	(120,240,876)	29,022,424

Total increase (decrease) in net assets	126,691,638	(126,831,800)

Net Assets
Beginning of period	1,701,603,885	1,828,435,685

End of period	$1,828,295,523	$1,701,603,885

Undistributed net investment income
End of period	$345,650	$1,202,943

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	205,012	$7,497,783	1,073,842	$36,365,740
Reinvestments	1,041,701	39,459,638	4,343,811	138,220,075
Redemptions	(4,247,188)	(157,577,549)	(4,208,814)	(142,018,780)

Net increase (decrease)	(3,000,475)	$(110,620,128)	1,208,839	$32,567,035

Class B
Sales	107,779	$3,822,079	301,022	$9,813,381
Reinvestments	115,980	4,251,821	502,345	15,502,355
Redemptions	(465,156)	(16,572,021)	(787,310)	(25,750,574)

Net increase (decrease)	(241,397)	$(8,498,121)	16,057	$(434,838)

Class E
Sales	69,084	$2,483,635	127,032	$4,245,736
Reinvestments	24,221	902,466	106,167	3,325,155
Redemptions	(124,372)	(4,508,728)	(322,793)	(10,680,664)

Net decrease	(31,067)	$(1,122,627)	(89,594)	$(3,109,773)

Increase (decrease) derived from capital shares transactions		$(120,240,876)		$29,022,424

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$33.23		$36.50		$41.19	$37.85	$28.45	$24.96

Income (Loss) from Investment Operations
Net investment income (a)	0.02		0.04	(b)	0.01	0.01	0.03	0.26
Net realized and unrealized gain (loss) on investments	5.84		(0.15)		2.69	3.35	9.63	3.32

Total from investment operations	5.86		(0.11)		2.70	3.36	9.66	3.58

Less Distributions
Distributions from net investment income	(0.04)		0.00		0.00	(0.02)	(0.26)	(0.09)
Distributions from net realized capital gains	(0.91)		(3.16)		(7.39)	0.00	0.00	0.00

Total distributions	(0.95)		(3.16)		(7.39)	(0.02)	(0.26)	(0.09)

Net Asset Value, End of Period	$38.14		$33.23		$36.50	$41.19	$37.85	$28.45

Total Return (%) (c)	17.64	(d)	0.09		6.28	8.90	34.22 (e)	14.37

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	(f)	0.72		0.71	0.71	0.71	0.73
Net ratio of expenses to average net assets (%) (g)	0.63	(f)	0.66		0.66	0.71	0.70	0.72
Ratio of net investment income to average net assets (%)	0.12	(f)	0.13	(b)	0.03	0.02	0.10	0.93
Portfolio turnover rate (%)	27	(d)	87		70	99	160	59
Net assets, end of period (in millions)	$1,613.9		$1,505.8		$1,609.7	$1,781.3	$1,917.9	$1,410.4

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$32.19		$35.54		$40.38	$37.17	$27.94	$24.52

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		(0.04	)(b)	(0.08)	(0.09)	(0.05)	0.18
Net realized and unrealized gain (loss) on investments	5.65		(0.15)		2.63	3.30	9.47	3.26

Total from investment operations	5.63		(0.19)		2.55	3.21	9.42	3.44

Less Distributions
Distributions from net investment income	0.00		0.00		0.00	0.00	(0.19)	(0.02)
Distributions from net realized capital gains	(0.91)		(3.16)		(7.39)	0.00	0.00	0.00

Total distributions	(0.91)		(3.16)		(7.39)	0.00	(0.19)	(0.02)

Net Asset Value, End of Period	$36.91		$32.19		$35.54	$40.38	$37.17	$27.94

Total Return (%) (c)	17.46	(d)	(0.15)		6.01	8.64	33.90 (e)	14.07

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	(f)	0.97		0.96	0.96	0.96	0.98
Net ratio of expenses to average net assets (%) (g)	0.88	(f)	0.91		0.91	0.96	0.95	0.97
Ratio of net investment income (loss) to average net assets (%)	(0.13	)(f)	(0.12	)(b)	(0.22)	(0.23)	(0.16)	0.68
Portfolio turnover rate (%)	27	(d)	87		70	99	160	59
Net assets, end of period (in millions)	$176.4		$161.6		$177.9	$184.6	$190.5	$165.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$32.69		$36.01		$40.79	$37.51	$28.19	$24.73

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.00	(h)	(0.01	)(b)	(0.05)	(0.05)	(0.02)	0.21
Net realized and unrealized gain (loss) on investments	5.74		(0.15)		2.66	3.33	9.56	3.30

Total from investment operations	5.74		(0.16)		2.61	3.28	9.54	3.51

Less Distributions
Distributions from net investment income	0.00		0.00		0.00	0.00	(0.22)	(0.05)
Distributions from net realized capital gains	(0.91)		(3.16)		(7.39)	0.00	0.00	0.00

Total distributions	(0.91)		(3.16)		(7.39)	0.00	(0.22)	(0.05)

Net Asset Value, End of Period	$37.52		$32.69		$36.01	$40.79	$37.51	$28.19

Total Return (%) (c)	17.56	(d)	(0.06)		6.11	8.74	34.04 (e)	14.17

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(f)	0.87		0.86	0.86	0.86	0.88
Net ratio of expenses to average net assets (%) (g)	0.78	(f)	0.81		0.81	0.86	0.85	0.87
Ratio of net investment income (loss) to average net assets (%)	(0.03	)(f)	(0.02	)(b)	(0.12)	(0.13)	(0.06)	0.78
Portfolio turnover rate (%)	27	(d)	87		70	99	160	59
Net assets, end of period (in millions)	$38.0		$34.1		$40.8	$41.5	$45.7	$41.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	In 2013, 0.03%, 0.03% and 0.03% of the Portfolio’s total return for Class A, Class B and Class E, respectively, consists of a voluntary reimbursement by the subadvisor. Excluding this item, total return would have been 34.19%, 33.87% and 34.01% for Class A, Class B and Class E, respectively.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(h)	Net investment income (loss) was less than $0.01.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, Metlife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Capital Appreciation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

BHFTII-14

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, distribution re-designations, real estate investment trusts (“REITs”), adjustments to prior period accumulated balances and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

BHFTII-15

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $2,591,068. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $27,836,427. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

BHFTII-16

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$476,100,079	$0	$629,213,640

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$6,229,409	0.730%	Of the first $1 billion
	0.650%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.115%	Of the first $1 billion
0.050%	On the next $500 million
0.090%	On the next $1 billion
0.110%	On amounts in excess of $2.5 billion

An identical expense agreement was in place for the period December 1, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2017 are shown as management fee waivers in the Statement of Operations.

BHFTII-17

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$26,232,560	$83,570,232	$130,815,025	$249,000,590	$157,047,585	$332,570,822

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$1,297,448	$43,117,114	$214,668,007	$—	$259,082,569

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

BHFTII-18

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

9. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTII-19

Brighthouse Funds Trust II

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
46,557,247	1,872,856	3,118,002

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	48,068,743	3,479,363
Robert Boulware	48,087,815	3,460,290
Susan C. Gause	48,062,348	3,485,758
Nancy Hawthorne	48,058,918	3,489,187
Barbara A. Nugent	48,087,757	3,460,348
John Rosenthal	48,053,687	3,494,419
Linda B. Strumpf	48,014,729	3,533,376
Dawn M. Vroegop	48,055,799	3,492,306

BHFTII-20

Brighthouse Funds Trust II

BlackRock Large Cap Value Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A, B and E shares of the BlackRock Large Cap Value Portfolio returned -0.78%, -0.92%, and -0.72%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 4.66%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks had a strong start to the year, with several equity indices rallying to record highs amid strong macroeconomic data, improving corporate earnings and, most notably, optimism around the new administration’s policies and pledged pro-growth initiatives, including tax relief, regulatory rollbacks and increased fiscal spending. The final weeks of the first quarter saw some profit taking as investor enthusiasm waned after the failed attempt to repeal the Affordable Care Act called into question the Trump administration’s ability to push through further reforms in 2017. U.S. stocks continued their climb in the second quarter, but appreciated at a slower rate than in the first quarter as political risk and high valuation metrics influenced investor sentiment. Meanwhile, the U.S. Federal Reserve continued on its previously telegraphed path of gradual monetary policy normalization, raising the federal funds rate by 25 basis points in March and then again in June, despite a weaker patch of data (especially inflation readings).

All told, U.S. stocks registered the best first half in years, with the broad market S&P 500 Index up 9.34% for the six-month period. On a sector basis, leadership in 2017 reversed from the end of 2016. Sectors that had been the biggest beneficiaries of the so-called “Trump trade” (financials, industrials and other cyclicals) gave back some relative gains, while growth segments information technology (IT), health care and consumer discretionary led the market higher. Energy was the worst-performing sector amid a sharp reversal in crude oil.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Russell 1000 Value Index during the six-month period. Stock selection in the Energy, Consumer Staples, and Information Technology sectors detracted from relative performance over the period. An overweight allocation and stock selection in Health Care, as well as stock selection in Materials contributed to relative performance during the period.

In Energy, falling oil prices during the period weighed on our overweight positions in oil producers Devon Energy, Marathon Oil, and Gulfport Energy. While we continued to see idiosyncratic value opportunities in these names, we reduced the size of the Portfolio’s energy risk exposure. Stock selection in Consumer Staples, specifically our overweight position in grocery store operator Kroger, also hurt relative results. The stock came under pressure after the company lowered 2017 earnings guidance and the announced Amazon-Whole Foods deal. At period end we continued to believe Kroger is a quality franchise and well equipped, relative to its peers, to withstand new secular pressures. While we evaluate the long-term implications of the Amazon-Whole Foods deal, we believe the market has fully priced in the risk. Our position in Qualcomm drove underperformance in the Information Technology sector. Apple’s lawsuit filed in January has put pressure on Qualcomm shares, but we believe the company’s current valuation implies close to a worst-case scenario and see compelling value on a 2-year time horizon.

Stock selection in Health Care, notably our overweight positions in Baxter International and Zimmer, Biomet generated positive performance following strong first quarter earnings results. An overweight allocation to Health Care, the best performing sector in the Index year-to-date, also contributed positively. At period end, the sector remained a large overweight in the Portfolio as we continued to believe the sector is attractively valued relative to other defensive areas of the market with positive long-term secular growth drivers. Finally, our position in Akzo Nobel in the Materials sector benefited relative performance after receiving a buy-out offer from PPG.

At period end, we were positioned in the areas of the market where we see the greatest value. Our largest absolute exposures remained in the Financials, Health Care and Information Technology sectors. As a result of market movement and trading activity, the Portfolio’s allocation to the Information Technology and Consumer Staples sectors increased modestly, and the weight in Financials and Energy declined. As of the end of June, the Portfolio was overweight the Information Technology, Health Care, and Financials sectors and underweight the Industrials, Real Estate, Consumer Staples, and Energy sectors, relative to the Index.

Carrie King

Joseph Wolfe

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

BlackRock Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year
BlackRock Large Cap Value Portfolio
Class A	-0.78	11.71	11.63	3.59
Class B	-0.92	11.44	11.35	3.33
Class E	-0.72	11.60	11.46	3.44
Russell 1000 Value Index	4.66	15.53	13.94	5.57

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
Cisco Systems, Inc.	5.0
Citigroup, Inc.	4.9
JPMorgan Chase & Co.	4.4
Pfizer, Inc.	4.2
QUALCOMM, Inc.	3.6
Baxter International, Inc.	3.1
Zimmer Biomet Holdings, Inc.	3.1
Exelon Corp.	3.0
Bank of America Corp.	2.6
Gilead Sciences, Inc.	2.5

Top Sectors

% of Net Assets
Financials	26.6
Health Care	16.3
Information Technology	13.2
Energy	9.4
Consumer Staples	7.4
Consumer Discretionary	6.7
Utilities	6.5
Telecommunication Services	3.6
Industrials	3.4
Materials	2.5

BHFTII-2

Brighthouse Funds Trust II

BlackRock Large Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Large Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.64%	$1,000.00	$992.20	$3.16
	Hypothetical*	0.64%	$1,000.00	$1,021.62	$3.21

Class B(a)	Actual	0.89%	$1,000.00	$990.80	$4.39
	Hypothetical*	0.89%	$1,000.00	$1,020.38	$4.46

Class E(a)	Actual	0.79%	$1,000.00	$992.80	$3.90
	Hypothetical*	0.79%	$1,000.00	$1,020.88	$3.96

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—95.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.1%
Northrop Grumman Corp.	2,840	$729,057
Raytheon Co.	3,155	509,469

		1,238,526

Airlines—0.2%
Delta Air Lines, Inc.	38,430	2,065,228

Auto Components—0.8%
Lear Corp.	51,714	7,347,525

Banks—13.6%
Bank of America Corp.	984,750	23,890,035
Citigroup, Inc.	676,599	45,250,941
JPMorgan Chase & Co.	444,111	40,591,745
KeyCorp	369,770	6,929,490
Regions Financial Corp.	598,761	8,765,861

		125,428,072

Beverages—0.3%
PepsiCo, Inc.	23,580	2,723,254

Biotechnology—2.5%
Gilead Sciences, Inc.	330,200	23,371,556

Capital Markets—2.3%
Morgan Stanley	168,260	7,497,666
Nasdaq, Inc.	191,115	13,662,811

		21,160,477

Chemicals—0.6%
Akzo Nobel NV (ADR) (a)	194,643	5,646,593

Communications Equipment—5.0%
Cisco Systems, Inc.	1,481,876	46,382,719

Consumer Finance—5.2%
Capital One Financial Corp.	239,470	19,785,011
Discover Financial Services	325,120	20,219,213
SLM Corp. (b)	665,797	7,656,666

		47,660,890

Containers & Packaging—1.5%
Avery Dennison Corp.	23,400	2,067,858
Bemis Co., Inc. (a)	60,670	2,805,988
Crown Holdings, Inc. (b)	56,290	3,358,261
Graphic Packaging Holding Co.	155,350	2,140,723
Owens-Illinois, Inc. (a) (b)	129,250	3,091,660

		13,464,490

Diversified Telecommunication Services—1.9%
Verizon Communications, Inc.	395,617	17,668,255

Electric Utilities—3.6%
American Electric Power Co., Inc.	42,000	2,917,740
Duke Energy Corp.	26,980	2,255,258

Electric Utilities—(Continued)
Exelon Corp.	770,200	27,781,114

		32,954,112

Equity Real Estate Investment Trusts—0.2%
Brixmor Property Group, Inc.	99,750	1,783,530

Food & Staples Retailing—4.1%
CVS Health Corp.	38,680	3,112,193
Kroger Co. (The)	693,114	16,163,418
Walgreens Boots Alliance, Inc.	243,500	19,068,485

		38,344,096

Food Products—1.8%
General Mills, Inc.	127,330	7,054,082
Hormel Foods Corp. (a)	47,480	1,619,543
J.M. Smucker Co. (The)	42,890	5,075,174
Mondelez International, Inc. - Class A	75,970	3,281,144

		17,029,943

Health Care Equipment & Supplies—7.6%
Baxter International, Inc. (a)	475,972	28,815,345
Hologic, Inc. (b)	88,914	4,034,917
Medtronic plc	100,470	8,916,713
Zimmer Biomet Holdings, Inc.	220,568	28,320,931

		70,087,906

Household Durables—1.0%
Newell Brands, Inc.	173,070	9,280,013

Independent Power and Renewable Electricity Producers—2.9%
AES Corp. (a)	2,096,616	23,293,404
Dynegy, Inc. (a) (b)	369,310	3,054,194

		26,347,598

Industrial Conglomerates—0.3%
Honeywell International, Inc.	20,000	2,665,800

Insurance—5.3%
American International Group, Inc. (a)	120,420	7,528,658
Hartford Financial Services Group, Inc. (The)	220,130	11,572,234
Lincoln National Corp.	128,180	8,662,405
Prudential Financial, Inc.	122,990	13,300,139
XL Group, Ltd. (a)	186,190	8,155,122

		49,218,558

Internet Software & Services—0.9%
eBay, Inc. (b)	227,400	7,940,808

IT Services—0.2%
First Data Corp. - Class A (a) (b)	106,540	1,939,028

Media—4.0%
Comcast Corp. - Class A	360,250	14,020,930
Interpublic Group of Cos., Inc. (The)	436,660	10,741,836

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Media—(Continued)
Omnicom Group, Inc. (a)	41,950	$3,477,655
Scripps Networks Interactive, Inc. - Class A (a)	132,803	9,071,773

		37,312,194

Metals & Mining—0.5%
Reliance Steel & Aluminum Co.	60,350	4,394,084

Multi-Utilities—0.1%
Public Service Enterprise Group, Inc.	26,220	1,127,722

Multiline Retail—0.8%
Dollar General Corp. (a)	105,430	7,600,449

Oil, Gas & Consumable Fuels—9.4%
Apache Corp. (a)	194,700	9,331,971
ConocoPhillips	407,640	17,919,854
Devon Energy Corp.	582,084	18,609,226
Gulfport Energy Corp. (b)	642,550	9,477,613
Marathon Oil Corp.	743,673	8,812,525
Marathon Petroleum Corp.	157,852	8,260,395
Occidental Petroleum Corp.	30,460	1,823,640
Suncor Energy, Inc.	156,690	4,575,348
Valero Energy Corp. (a)	116,640	7,868,534

		86,679,106

Personal Products—0.2%
Unilever NV	37,720	2,084,784

Pharmaceuticals—6.2%
Novartis AG (ADR) (a)	218,710	18,255,724
Pfizer, Inc.	1,166,473	39,181,828

		57,437,552

Professional Services—2.1%
Nielsen Holdings plc (a)	490,500	18,962,730

Road & Rail—0.7%
Norfolk Southern Corp.	52,540	6,394,118

Semiconductors & Semiconductor Equipment—3.9%
NXP Semiconductors NV (b)	27,320	2,990,174
QUALCOMM, Inc.	595,673	32,893,063

		35,883,237

Software—1.1%
Oracle Corp.	204,930	10,275,190

Technology Hardware, Storage & Peripherals—2.1%
Apple, Inc.	132,690	19,110,014

Thrifts & Mortgage Finance—0.2%
New York Community Bancorp, Inc.	151,600	1,990,508

Tobacco—0.5%
Philip Morris International, Inc.	36,740	4,315,113

Wireless Telecommunication Services—1.7%
Telephone & Data Systems, Inc.	514,252	14,270,493
United States Cellular Corp. (b)	37,904	1,452,481

		15,722,974

Total Common Stocks (Cost $760,741,070)		881,038,752

Convertible Preferred Stock—0.4%

Food Products—0.4%
Tyson Foods, Inc. 4.750%, 07/15/17 (Cost $2,995,850)	59,917	4,061,174

Short-Term Investment—4.4%

Repurchase Agreement—4.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $40,320,780 on 07/03/17, collateralized by $41,155,000 U.S. Treasury Note at 0.875% due 03/31/18 with a value of $41,131,418.	40,320,377	40,320,377

Total Short-Term Investments (Cost $40,320,377)		40,320,377

Securities Lending Reinvestments (c)—8.7%

Certificates of Deposit—5.1%
Bank of Montreal 1.130%, 07/07/17	2,500,000	2,499,975
Bank of Nova Scotia Houston 1.492%, 11/03/17 (d)	5,000,000	5,004,936
Bank of Tokyo-Mitsubishi, Ltd. 1.510%, 08/18/17	2,018,512	2,002,220
1.602%, 11/16/17 (d)	3,000,000	3,002,928
BNP Paribas New York 1.524%, 08/04/17 (d)	4,500,000	4,500,536
Canadian Imperial Bank 1.630%, 10/27/17 (d)	1,000,000	1,001,125
DG Bank New York 1.140%, 07/03/17	500,000	499,995
DNB NOR Bank ASA 1.412%, 07/28/17 (d)	1,000,000	1,000,125
KBC Bank NV
Zero Coupon, 09/08/17	498,281	498,905
1.220%, 07/27/17	3,500,000	3,500,000
Landesbank Baden-Wuerttemberg 1.150%, 07/03/17	1,000,000	999,990

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
National Australia Bank London 1.480%, 11/09/17 (d)	6,000,000	$6,004,860
Norinchukin Bank New York 1.584%, 08/21/17 (d)	4,000,000	4,001,476
Royal Bank of Canada New York 1.532%, 03/20/18 (d)	2,000,000	2,001,440
Sumitomo Mitsui Banking Corp. 1.480%, 08/09/17	504,617	500,115
Sumitomo Mitsui Trust Bank, Ltd., New York 1.342%, 11/16/17 (d)	2,500,000	2,499,843
1.466%, 10/26/17 (d)	1,000,000	1,000,256
Toronto Dominion Bank New York 1.467%, 03/13/18 (d)	4,100,000	4,103,046
UBS, Stamford 1.722%, 07/31/17 (d)	1,001,022	1,000,571
Wells Fargo Bank San Francisco N.A. 1.547%, 10/26/17 (d)	1,500,000	1,501,341

		47,123,683

Commercial Paper—1.6%
Commonwealth Bank Australia 1.391%, 03/01/18	2,000,000	2,001,559
Erste Abwicklungsanstalt 1.379%, 07/18/17 (d)	5,500,000	5,500,319
ING Funding LLC 1.234%, 12/07/17 (d)	1,000,000	1,000,345
1.277%, 11/13/17 (d)	1,000,000	999,927
Manhattan Asset Funding Co. 1.434%, 09/07/17 (d)	3,000,000	3,000,180
Westpac Banking Corp. 1.506%, 10/20/17 (d)	2,000,000	2,001,994

		14,504,324

Repurchase Agreements—1.6%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $215,588 on 07/03/17, collateralized by $224,404 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $219,881.	215,569	215,569
Deutsche Bank AG, London Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $3,000,300 on 07/03/17, collateralized by $3,050,200 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $3,060,009.	3,000,000	3,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $5,526,648 on 09/29/17, collateralized by various Common Stock with a value of $6,050,001.	5,500,000	5,500,000

Repurchase Agreements—(Continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $1,625,916 on 10/02/17, collateralized by various Common Stock with a value of $1,760,000.	1,600,000	1,600,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $1,007,648 on 10/02/17, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	1,000,000
Pershing LLC Repurchase Agreement dated 06/30/17 at 1.180% to be repurchased at $3,850,379 on 07/03/17, collateralized by $5,781,788 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 11.027%, maturity dates ranging from 07/14/17 - 04/20/67, with a value of $3,927,000.	3,850,000	3,850,000

		15,165,569

Time Deposits—0.4%
Australia New Zealand Bank 1.150%, 07/03/17	200,000	200,000
Landesbank Baden-Wuerttemberg 1.200%, 07/03/17	600,000	600,000
Standard Chartered plc 1.200%, 07/03/17	3,000,000	3,000,000

		3,800,000

Total Securities Lending Reinvestments (Cost $80,564,801)		80,593,576

Total Investments—108.9% (Cost $884,622,098) (e)		1,006,013,879
Other assets and liabilities (net)—(8.9)%		(82,097,679)

Net Assets—100.0%		$923,916,200

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $78,908,316 and the collateral received consisted of cash in the amount of $80,588,001. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	As of June 30, 2017, the aggregate cost of investments was $884,622,098. The aggregate unrealized appreciation and depreciation of investments were $148,617,582 and $(27,225,801), respectively, resulting in net unrealized appreciation of $121,391,781.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$881,038,752	$—	$—	$881,038,752
Total Convertible Preferred Stock*	4,061,174	—	—	4,061,174
Total Short-Term Investment*	—	40,320,377	—	40,320,377
Total Securities Lending Reinvestments*	—	80,593,576	—	80,593,576
Total Investments	$885,099,926	$120,913,953	$—	$1,006,013,879

Collateral for Securities Loaned (Liability)	$—	$(80,588,001)	$—	$(80,588,001)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Large Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$1,006,013,879
Receivable for:
Investments sold	1,309,690
Fund shares sold	955,281
Dividends and interest	379,241

Total Assets	1,008,658,091
Liabilities
Collateral for securities loaned	80,588,001
Payables for:
Investments purchased	1,003,602
Fund shares redeemed	2,334,324
Accrued Expenses:
Management fees	482,612
Distribution and service fees	57,999
Deferred trustees’ fees	101,557
Other expenses	173,796

Total Liabilities	84,741,891

Net Assets	$923,916,200

Net Assets Consist of:
Paid in surplus	$743,876,504
Undistributed net investment income	11,426,923
Accumulated net realized gain	47,220,992
Unrealized appreciation on investments	121,391,781

Net Assets	$923,916,200

Net Assets
Class A	$622,254,312
Class B	253,157,210
Class E	48,504,678
Capital Shares Outstanding*
Class A	71,369,379
Class B	29,325,397
Class E	5,591,105
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.72
Class B	8.63
Class E	8.68

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $884,622,098.
(b)	Includes securities loaned at value of $78,908,316.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (a)	$14,293,778
Interest	4,673
Securities lending income	291,272

Total investment income	14,589,723
Expenses
Management fees	4,100,325
Administration fees	20,431
Custodian and accounting fees	47,967
Distribution and service fees—Class B	322,294
Distribution and service fees—Class E	38,246
Audit and tax services	20,657
Legal	18,678
Trustees’ fees and expenses	26,317
Shareholder reporting	33,680
Insurance	5,040
Miscellaneous	9,797

Total expenses	4,643,432
Less management fee waiver	(165,654)

Net expenses	4,477,778

Net Investment Income	10,111,945

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	63,854,389
Futures contracts	(7,916)

Net realized gain	63,846,473

Net change in unrealized depreciation on investments	(83,860,330)

Net realized and unrealized loss	(20,013,857)

Net Decrease in Net Assets From Operations	$(9,901,912)

(a)	Net of foreign withholding taxes of $87,787.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Large Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$10,111,945	$26,159,252
Net realized gain (loss)	63,846,473	(11,229,489)
Net change in unrealized appreciation (depreciation)	(83,860,330)	235,342,895

Increase (decrease) in net assets from operations	(9,901,912)	250,272,658

From Distributions to Shareholders
Net investment income
Class A	(16,629,084)	(19,387,735)
Class B	(6,243,496)	(3,535,480)
Class E	(1,224,917)	(763,362)
Net realized capital gains
Class A	0	(88,611,057)
Class B	0	(19,261,297)
Class E	0	(3,879,474)

Total distributions	(24,097,497)	(135,438,405)

Decrease in net assets from capital share transactions	(534,786,277)	(82,354,712)

Total increase (decrease) in net assets	(568,785,686)	32,479,541

Net Assets
Beginning of period	1,492,701,886	1,460,222,345

End of period	$923,916,200	$1,492,701,886

Undistributed net investment income
End of period	$11,426,923	$25,412,475

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	438,227	$3,949,613	1,273,544	$10,276,489
Reinvestments	1,918,003	16,629,084	13,670,734	107,998,792
Redemptions	(61,172,765)	(549,325,148)	(23,006,541)	(199,668,801)

Net decrease	(58,816,535)	$(528,746,451)	(8,062,263)	$(81,393,520)

Class B
Sales	1,462,107	$13,065,418	1,901,610	$15,743,752
Reinvestments	727,680	6,243,496	2,911,466	22,796,777
Redemptions	(2,327,422)	(20,767,036)	(4,927,460)	(41,216,438)

Net decrease	(137,635)	$(1,458,122)	(114,384)	$(2,675,909)

Class E
Sales	359,072	$3,222,853	1,306,764	$11,096,720
Reinvestments	141,937	1,224,917	590,692	4,642,836
Redemptions	(1,007,236)	(9,029,474)	(1,673,687)	(14,024,839)

Net increase (decrease)	(506,227)	$(4,581,704)	223,769	$1,714,717

Decrease derived from capital shares transactions		$(534,786,277)		$(82,354,712)

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.03		$8.42	$9.89	$12.02	$9.80	$10.36

Income (Loss) from Investment Operations
Net investment income (a)	0.07		0.16 (b)	0.15	0.16	0.15	0.17
Net realized and unrealized gain (loss) on investments	(0.14)		1.28	(0.64)	0.75	2.84	1.21

Total from investment operations	(0.07)		1.44	(0.49)	0.91	2.99	1.38

Less Distributions
Distributions from net investment income	(0.24)		(0.15)	(0.18)	(0.16)	(0.16)	(0.18)
Distributions from net realized capital gains	0.00		(0.68)	(0.80)	(2.88)	(0.61)	(1.76)

Total distributions	(0.24)		(0.83)	(0.98)	(3.04)	(0.77)	(1.94)

Net Asset Value, End of Period	$8.72		$9.03	$8.42	$9.89	$12.02	$9.80

Total Return (%) (c)	(0.78	)(d)	18.51	(5.99)	9.92	32.05 (e)	14.28

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67	(f)	0.66	0.65	0.65	0.65	0.66
Net ratio of expenses to average net assets (%) (g)	0.64	(f)	0.63	0.63	0.52 (h)	0.59	0.63
Ratio of net investment income to average net assets (%)	1.63	(f)	1.85 (b)	1.62	1.61	1.35	1.80
Portfolio turnover rate (%)	14	(d)	32	42	40	113	107
Net assets, end of period (in millions)	$622.3		$1,174.9	$1,164.4	$1,342.9	$1,666.1	$1,414.2

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$8.93		$8.34	$9.80	$11.93	$9.73	$10.30

Income (Loss) from Investment Operations
Net investment income (a)	0.06		0.13 (b)	0.13	0.14	0.12	0.15
Net realized and unrealized gain (loss) on investments	(0.14)		1.27	(0.64)	0.74	2.82	1.20

Total from investment operations	(0.08)		1.40	(0.51)	0.88	2.94	1.35

Less Distributions
Distributions from net investment income	(0.22)		(0.13)	(0.15)	(0.13)	(0.13)	(0.16)
Distributions from net realized capital gains	0.00		(0.68)	(0.80)	(2.88)	(0.61)	(1.76)

Total distributions	(0.22)		(0.81)	(0.95)	(3.01)	(0.74)	(1.92)

Net Asset Value, End of Period	$8.63		$8.93	$8.34	$9.80	$11.93	$9.73

Total Return (%) (c)	(0.92	)(d)	18.10	(6.18)	9.70	31.74 (e)	13.97

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	(f)	0.91	0.90	0.90	0.90	0.91
Net ratio of expenses to average net assets (%) (g)	0.89	(f)	0.88	0.88	0.77 (h)	0.84	0.88
Ratio of net investment income to average net assets (%)	1.38	(f)	1.60 (b)	1.37	1.36	1.10	1.52
Portfolio turnover rate (%)	14	(d)	32	42	40	113	107
Net assets, end of period (in millions)	$253.2		$263.0	$246.6	$283.6	$278.6	$229.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$8.97		$8.38	$9.84	$11.97	$9.76	$10.32

Income (Loss) from Investment Operations
Net investment income (a)	0.07		0.14 (b)	0.14	0.15	0.13	0.16
Net realized and unrealized gain (loss) on investments	(0.14)		1.26	(0.64)	0.74	2.83	1.21

Total from investment operations	(0.07)		1.40	(0.50)	0.89	2.96	1.37

Less Distributions
Distributions from net investment income	(0.22)		(0.13)	(0.16)	(0.14)	(0.14)	(0.17)
Distributions from net realized capital gains	0.00		(0.68)	(0.80)	(2.88)	(0.61)	(1.76)

Total distributions	(0.22)		(0.81)	(0.96)	(3.02)	(0.75)	(1.93)

Net Asset Value, End of Period	$8.68		$8.97	$8.38	$9.84	$11.97	$9.76

Total Return (%) (c)	(0.72	)(d)	18.14	(6.07)	9.79	31.88 (e)	14.14

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	(f)	0.81	0.80	0.80	0.80	0.81
Net ratio of expenses to average net assets (%) (g)	0.79	(f)	0.78	0.78	0.67 (h)	0.74	0.78
Ratio of net investment income to average net assets (%)	1.48	(f)	1.69 (b)	1.47	1.46	1.20	1.62
Portfolio turnover rate (%)	14	(d)	32	42	40	113	107
Net assets, end of period (in millions)	$48.5		$54.7	$49.2	$59.3	$59.9	$47.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	In 2013, 0.11%, 0.11% and 0.11% of the Portfolio’s total return for Class A, Class B and Class E, respectively, consists of a voluntary reimbursement by the subadvisor. Excluding this item, total return would have been 31.94%, 31.63% and 31.77% for Class A, Class B and Class E, respectively.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(h)	The effect of the voluntary portion of the waivers on average net assets was 0.10% for the year ended December 31, 2014.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, Metlife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Large Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

BHFTII-12

Brighthouse Funds Trust II

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distribution re-designations, adjustments to prior period accumulated balances, real estate investment trust (“REIT”) adjustments and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

BHFTII-13

Brighthouse Funds Trust II

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $ 40,320,377 . Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $15,165,569. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2017, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending

BHFTII-14

Brighthouse Funds Trust II

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the six months ended June 30, 2017, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 25, 2017 through April 27, 2017, the Portfolio had bought and sold $7,986,611 in notional cost on equity index futures contracts. At June 30, 2017, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2017, the Portfolio had realized losses in the amount of $7,916 which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$173,257,085	$0	$739,538,934

During the six months ended June 30, 2017, the Portfolio engaged in security transactions with other affiliated Portfolios. These amounted to $101,092,087 in sales of investments, which are included above, and resulted in realized gains of $29,012,430.

BHFTII-15

Brighthouse Funds Trust II

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$4,100,325	0.700%	On the first $250 million
	0.650%	Of the next $500 million
	0.600%	On amounts in excess of $750 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.020%	Of the first $250 million
0.025%	On the next $500 million
0.050%	On amounts in excess of $1 billion

An identical expense agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-16

Brighthouse Funds Trust II

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$45,420,920	$91,191,427	$90,017,485	$64,234,716	$135,438,405	$155,426,143

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$25,503,850	$—	$197,954,193	$(9,327,563)	$214,130,480

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had long-term accumulated capital losses of $9,327,563 and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

10. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

At a meeting on August 17, 2017, the Board approved a change of subadviser for the Portfolio from BlackRock Advisors, LLC to Massachusetts Financial Services Company (“MFS”) to be effective on or about September 1, 2017, pursuant to a new subadvisory agreement between the Adviser and MFS. Effective on or about September 1, 2017, the name of the Portfolio will change to MFS Value II Portfolio.

BHFTII-17

Brighthouse Funds Trust II

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
152,123,570	4,460,438	12,451,704

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	156,863,255	12,172,457
Robert Boulware	156,832,345	12,203,367
Susan C. Gause	157,095,033	11,940,679
Nancy Hawthorne	157,168,527	11,867,185
Barbara A. Nugent	157,124,490	11,911,222
John Rosenthal	156,809,338	12,226,375
Linda B. Strumpf	156,987,412	12,048,301
Dawn M. Vroegop	157,087,436	11,948,277

BHFTII-18

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A, B and E shares of the BlackRock Ultra-Short Term Bond Portfolio returned 0.40%, 0.27%, and 0.32%, respectively. The Portfolio’s benchmark, the Bank of America Merrill Lynch 3-month T-Bill Index1, returned 0.31%.

MARKET ENVIRONMENT/ CONDITIONS

On the heels of a 0.25% rate hike at end of 2016, remarks from members of the Federal Open Market Committee (the “FOMC”) during the first quarter of 2017 generally indicated an openness to the further removal of monetary accommodation. Indeed, after clearly telegraphing their intentions in the weeks immediately preceding the March 15, 2017 meeting, the FOMC delivered a 0.25% increase in the federal funds target range to 0.75%-1.00%. The strength of the U.S. labor market and continued progress toward the FOMC’s inflation target of 2.00% were cited as factors contributing to the decision to continue along the path toward the normalization of interest rates. Specifically, the FOMC’s preferred measure of inflation—the core personal consumption expenditures (PCE) index—increased 1.8% on an annual basis in February, while broader measures of inflation came in above 2% during the quarter.

While there has been moderate weakness in inflation, the FOMC stated that they believe this to be transitory and delivered their third consecutive quarterly 0.25% interest rate increase at their June 14, 2017 meeting. During this meeting the FOMC also gave an update on its balance sheet normalization strategy, confirming that it would likely kick off “this year.” The amounts of Treasury and agency mortgage backed securities that will not be reinvested will be relatively small at the outset. Similarly, the pace at with such securities will “roll off” of the balance sheet will be measured. While the FOMC appears committed to interest rate and balance sheet normalization, market participants appear less convinced about the outlook set forth by policy makers. Specifically, futures contracts for federal funds are priced in for less than two 0.25% rate hikes by the end of 2018, as compared with four increases stated in the FOMC’s Summary of Economic Projections.

During the first half of 2017, the credit curve inside of a year remained extremely tight (credit spreads remained relatively compressed) with issuers being reluctant to increase issuance and demand in the short term credit markets continuing to exceed supply. Floating rate note issuance has remained strong as demand has outpaced supply with investors preferring floating rate notes over fixed rate investments with the FOMC continuing to tighten monetary policy.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Portfolio positioning during the first half of the year reflected our view of the course that the FOMC would likely take as they proceed toward policy normalization as well as our view of the supply challenges facing the short-term market. Our interest rate outlook led us to maintain a relatively short Weighted Average Maturity (“WAM”) over the period, ending June at 30 days. Compression of credit spreads during the second quarter factored into the decision to allow the Weighted Average Life (“WAL”) to shorten to 71 days at period end from the low 80-day range in March. The Portfolio added floating rate instruments indexed to 1 month and 3 month LIBOR (London InterBank Offered Rate) with final maturities of 4 months to 13 months. Spreads ranged from 0.14% to 0.52% over 1 month LIBOR and 0.17% to 0.65% over 3 month LIBOR. Select investments were made in instruments with fixed-rate coupons with maturities of 3 months to 8 months at yields of 1.04% to 1.51%.

On June 30, approximately 34% of the Portfolio was comprised of floating rate securities indexed off of 1-month LIBOR (28%) and 3-month LIBOR (6%). These contributed 0.50% to gross yield while fixed rate investments contributed the balance. At period end, we continued to place investments with the top 2 to 5 systemically important issuers domiciled in each of a select group of countries.

Rich Mejzak

Eric Hiatt

Edward Ingold

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BANK OF AMERICA/MERRILL LYNCH 3-MONTH T-BILL INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year
BlackRock Ultra-Short Term Bond Portfolio
Class A	0.40	0.63	0.15	0.65
Class B	0.27	0.37	0.08	0.56
Class E	0.32	0.47	0.10	0.59
Bank of America/Merrill Lynch 3-Month T-Bill Index	0.31	0.49	0.17	0.58

1 The Bank of America/Merrill Lynch 3-Month T-Bill Index is composed of a single 90-day Treasury Bill issue, or potentially a seasoned 6-month or 1-year Treasury Bill issue, that is replaced on a monthly basis.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Issuers

% of Net Assets
JPMorgan Securities, Inc.	11.1
Bank of America Corp.	4.1
Collateralized Commercial Paper Co. LLC	4.0
Sumitomo Mitsui Banking Corp.	3.8
Canadian Imperial Bank of Commerce (NY)	3.6
DBS Bank, Ltd.	3.3
Oversea-Chinese Banking Corp., Ltd.	3.1
Norinchukin Bank (NY)	3.0
Bank of Montreal (Chicago)	2.9
Erste Abwicklungsanstalt	2.8

BHFTII-2

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Ultra-Short Term Bond Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.36%	$1,000.00	$1,004.00	$1.79
	Hypothetical*	0.36%	$1,000.00	$1,023.01	$1.81

Class B(a)	Actual	0.61%	$1,000.00	$1,002.70	$3.03
	Hypothetical*	0.61%	$1,000.00	$1,021.77	$3.06

Class E(a)	Actual	0.51%	$1,000.00	$1,003.20	$2.53
	Hypothetical*	0.51%	$1,000.00	$1,022.27	$2.56

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Short-Term Investments—100.4% of Net Assets

Security Description	Principal Amount*	Value

Certificate of Deposit—31.5%
Bank of America Corp. 1.178%, 10/03/17	10,250,000	$10,249,754
Bank of Montreal (Chicago) 1.150%, 07/10/17	16,000,000	15,999,675
1.240%, 08/01/17	10,000,000	9,999,981
Bank of Tokyo-Mitsubishi, Ltd. 1.340%, 08/24/17	9,000,000	9,001,610
1.520%, 11/06/17	10,000,000	10,006,588
BNP Paribas S.A. (NY) 1.500%, 10/05/17	9,000,000	9,005,607
Canadian Imperial Bank of Commerce (NY) 1.419%, 07/16/18 (a)	7,500,000	7,499,407
1.601%, 12/01/17 (a)	10,000,000	10,020,680
1.703%, 10/23/17 (a)	15,000,000	15,025,395
Citibank N.A. (NY) 1.300%, 07/05/17	10,000,000	10,000,212
Dexia Credit Local S.A. 1.426%, 01/05/18 (a)	14,000,000	14,014,280
Landesbank Baden-Wuerttemberg 1.150%, 07/06/17	20,000,000	19,999,620
Mizuho Bank, Ltd. (NY) 1.737%, 07/13/17 (a)	13,000,000	13,002,626
1.808%, 10/16/17 (a)	5,000,000	5,008,485
Norinchukin Bank (NY) 1.377%, 10/13/17 (a)	10,000,000	10,004,530
1.500%, 10/27/17	5,000,000	5,002,905
1.766%, 07/24/17 (a)	12,000,000	12,004,656
Royal Bank of Canada (NY) 1.409%, 07/16/18 (a)	12,000,000	11,999,328
1.434%, 03/07/18 (a)	8,000,000	8,009,608
Sumitomo Mitsui Banking Corp. 1.376%, 10/04/17 (a)	10,800,000	10,805,087
1.676%, 07/05/17	10,000,000	10,000,650
1.782%, 07/20/17 (a)	13,000,000	13,003,991
Sumitomo Mitsui Trust Bank, Ltd. (NY) 1.409%, 01/19/18 (a)	10,000,000	9,999,300
Svenska Handelsbanken AB 1.430%, 08/01/17 (a)	5,000,000	5,001,040
Toronto-Dominion Bank 1.400%, 12/08/17	10,000,000	10,003,909
1.467%, 03/13/18 (a)	10,000,000	10,011,840
UBS AG (Stamford) 1.486%, 02/23/18 (a)	5,000,000	5,004,835
Westpac Banking Corp. (NY) 1.616%, 01/09/18 (a)	4,000,000	4,008,988

		283,694,587

Commercial Paper—54.5%
ABN AMRO Funding USA 1.111%, 07/05/17 (b)	8,000,000	7,998,502
Albion Capital LLC 1.235%, 08/21/17 (b)	7,225,000	7,212,529
Alpine Securitization, Ltd. 1.245%, 08/21/17 (b)	4,000,000	3,992,749
1.246%, 08/22/17 (b)	20,000,000	19,963,047

Commercial Paper—(Continued)
Antalis S.A. 1.043%, 07/07/17 (b)	18,830,000	18,825,643
Bedford Row Funding Corp. 1.444%, 06/22/18 (b)	5,000,000	4,999,655
BNZ International Funding, Ltd. 1.531%, 02/01/18 (b)	8,000,000	8,016,552
Caisse Damortissement de la Dette Sociale 1.285%, 09/18/17 (b)	10,000,000	9,972,289
1.349%, 10/02/17 (b)	7,620,000	7,594,791
1.369%, 10/03/17 (b)	2,380,000	2,372,204
Collateralized Commercial Paper Co. LLC 1.317%, 07/26/17 (b)	8,000,000	7,992,899
1.546%, 07/03/17 (144A) (b)	15,000,000	15,000,495
1.734%, 08/21/17 (b)	13,000,000	13,009,789
Commonwealth Bank of Australia 1.569%, 02/15/18 (b)	6,500,000	6,513,007
1.586%, 12/08/17 (b)	11,000,000	11,015,334
1.809%, 07/18/17 (b)	5,000,000	5,001,585
Cooperatieve Rabobank UA 1.176%, 08/07/17 (b)	15,000,000	14,980,953
Crown Point Capital LLC 1.183%, 08/04/17 (144A) (b)	7,000,000	6,991,541
1.512%, 10/10/17 (b)	7,000,000	6,973,999
DBS Bank, Ltd. 0.852%, 07/05/17 (144A) (b)	20,000,000	19,996,811
1.170%, 08/21/17 (b)	10,000,000	9,982,739
Den Norske ASA 1.526%, 03/23/18 (b)	7,000,000	7,009,163
Erste Abwicklungsanstalt 1.214%, 08/18/17 (b)	10,000,000	9,984,170
1.256%, 07/05/17 (b)	15,000,000	15,000,180
Federation des Caisses Desjardins du Quebec 0.989%, 07/06/17 (b)	18,000,000	17,996,553
HSBC Bank plc 1.485%, 02/09/18 (b)	5,000,000	5,007,590
ING U.S. Funding LLC 1.178%, 07/10/17 (b)	6,000,000	5,998,185
KBC Bank NV 1.225%, 08/11/17 (b)	12,000,000	11,962,093
1.338%, 09/08/17 (b)	7,000,000	6,984,670
Liberty Funding LLC 1.092%, 07/18/17 (b)	10,000,000	9,993,960
1.101%, 07/25/17 (b)	7,000,000	6,994,035
Macquarie Bank, Ltd. 1.344%, 10/04/17 (b)	4,000,000	3,985,749
1.466%, 10/24/17 (144A) (b)	7,000,000	7,001,960
1.506%, 08/25/17 (b)	9,500,000	9,502,565
Matchpoint Finance plc 1.158%, 07/06/17 (b)	20,000,000	19,995,770
Mizuho Corporate Bank, Ltd. 1.274%, 09/01/17 (b)	8,000,000	7,964,038
Nieuw Amsterdam Receivables Corp. 1.095%, 07/10/17 (b)	5,000,000	4,998,314
1.153%, 08/17/17 (b)	12,000,000	11,979,648

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Oversea-Chinese Banking Corp., Ltd. 1.150%, 07/10/17 (b)	10,000,000	$10,000,102
1.257%, 11/10/17 (b)	12,000,000	12,001,632
1.322%, 03/28/18 (144A) (b)	6,000,000	6,003,036
Societe Generale 1.247%, 07/31/17 (b)	12,000,000	11,987,703
Starbird Funding Corp. 1.511%, 10/02/17 (b)	1,550,000	1,544,427
Sumitomo Mitsui Trust Bank, Ltd. 1.189%, 08/10/17 (b)	5,000,000	4,993,024
Suncorp Group, Ltd. 1.087%, 07/05/17 (b)	10,000,000	9,998,226
1.354%, 10/30/17 (b)	12,000,000	11,943,311
Total Capital Canada, Ltd. 1.002%, 07/20/17 (b)	17,500,000	17,488,693
Toyota Credit Canada, Inc. 1.419%, 12/07/17 (b)	6,000,000	5,965,520
Toyota Motor Credit Corp. 1.409%, 03/14/18 (b)	5,000,000	4,999,460
Versailles Commercial Paper LLC 1.147%, 07/24/17 (b)	10,000,000	9,991,840
Westpac Banking Corp. 1.186%, 09/05/17 (b)	10,000,000	9,978,281
Westpac Securities NZ, Ltd. 1.696%, 01/26/18 (b)	3,500,000	3,507,655

		491,168,666

Repurchase Agreements—14.1%
Bank of America Corp. Repurchase Agreement dated 06/30/17 at 1.08% to be repurchased at $27,002,430 on 07/03/17, collateralized by $20,422,300 U.S. Treasury Bond at 4.625% due 02/15/40, with a value of $26,928,641.	27,000,000	27,000,000

Repurchase Agreements—(Continued)
JPMorgan Securities, Inc. Repurchase Agreement dated 06/30/17 at 1.120% to be repurchased at $100,009,333 on 07/03/17, collateralized by $100,785,000 U.S. Treasury Note at 1.875% due 01/31/22, with a value of $100,910,981.	100,000,000	100,000,000

		127,000,000

U.S. Treasury—0.3%
U.S. Treasury Floating Rate Note 1.171%, 10/31/17 (a)	2,371,000	2,372,456

Total Short-Term Investments (Cost $904,078,054)		904,235,709

Total Investments—100.4% (Cost $904,078,054) (c)		904,235,709
Other assets and liabilities (net)—(0.4)%		(3,861,641)

Net Assets—100.0%		$900,374,068

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	The rate shown represents current yield to maturity.
(c)	As of June 30, 2017, the aggregate cost of investments was $904,078,054. The aggregate unrealized appreciation and depreciation of investments were $215,851 and $(58,196), respectively, resulting in net unrealized appreciation of $157,655.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2017, the market value of 144A securities was $54,993,843, which is 6.1% of net assets.

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments
Certificate of Deposit	$—	$283,694,587	$—	$283,694,587
Commercial Paper	—	491,168,666	—	491,168,666
Repurchase Agreements	—	127,000,000	—	127,000,000
U.S. Treasury	—	2,372,456	—	2,372,456
Total Investments	$—	$904,235,709	$—	$904,235,709

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a)	$777,235,709
Repurchase Agreements	127,000,000
Receivable for:
Fund shares sold	574,738
Interest	752,792

Total Assets	905,563,239
Liabilities
Due to custodian	1,314
Payables for:
Fund shares redeemed	4,587,484
Accrued Expenses:
Management fees	274,639
Distribution and service fees	108,215
Deferred trustees’ fees	102,159
Other expenses	115,360

Total Liabilities	5,189,171

Net Assets	$900,374,068

Net Assets Consist of:
Paid in surplus	$897,265,261
Undistributed net investment income	2,928,783
Accumulated net realized gain	22,369
Unrealized appreciation on investments	157,655

Net Assets	$900,374,068

Net Assets
Class A	$324,163,618
Class B	451,989,778
Class E	124,220,672
Capital Shares Outstanding*
Class A	3,230,929
Class B	4,505,867
Class E	1,238,122
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$100.33
Class B	100.31
Class E	100.33

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $777,078,054.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Interest	$5,452,775

Total investment income	5,452,775
Expenses
Management fees	1,626,458
Administration fees	14,790
Custodian and accounting fees	32,169
Distribution and service fees—Class B	568,306
Distribution and service fees—Class E	97,481
Audit and tax services	15,352
Legal	18,678
Trustees’ fees and expenses	26,317
Shareholder reporting	44,167
Insurance	3,671
Miscellaneous	7,236

Total expenses	2,454,625
Less management fee waiver	(116,176)

Net expenses	2,338,449

Net Investment Income	3,114,326

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	37,379

Net change in unrealized depreciation on investments	(119,335)

Net realized and unrealized loss	(81,956)

Net Increase in Net Assets From Operations	$3,032,370

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,114,326	$1,910,628
Net realized gain	37,379	12,789
Net change in unrealized appreciation (depreciation)	(119,335)	276,990

Increase in net assets from operations	3,032,370	2,200,407

From Distributions to Shareholders
Net investment income
Class A	(1,172,909)	(274,320)
Class B	(329,579)	(735)
Class E	(214,780)	(28,521)
Net realized capital gains
Class A	(6,780)	(7,951)
Class B	(9,030)	(10,396)
Class E	(2,512)	(2,977)

Total distributions	(1,735,590)	(324,900)

Decrease in net assets from capital share transactions	(73,098,384)	(137,760,693)

Total decrease in net assets	(71,801,604)	(135,885,186)

Net Assets
Beginning of period	972,175,672	1,108,060,858

End of period	$900,374,068	$972,175,672

Undistributed net investment income
End of period	$2,928,783	$1,531,725

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	699,050	$70,228,632	1,901,381	$190,260,823
Reinvestments	11,761	1,179,689	2,822	282,271
Redemptions	(1,022,151)	(102,664,035)	(2,430,163)	(243,175,177)

Net decrease	(311,340)	$(31,255,714)	(525,960)	$(52,632,083)

Class B
Sales	676,590	$67,837,104	2,502,925	$250,344,616
Reinvestments	3,376	338,609	111	11,131
Redemptions	(964,172)	(96,643,534)	(3,183,246)	(318,407,079)

Net decrease	(284,206)	$(28,467,821)	(680,210)	$(68,051,332)

Class E
Sales	69,602	$6,979,419	444,619	$44,475,182
Reinvestments	2,166	217,292	315	31,498
Redemptions	(205,094)	(20,571,560)	(615,587)	(61,583,958)

Net decrease	(133,326)	$(13,374,849)	(170,653)	$(17,077,278)

Decrease derived from capital shares transactions		$(73,098,384)		$(137,760,693)

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015		2014	2013	2012
Net Asset Value, Beginning of Period	$100.28		$100.00		$100.00		$100.00	$100.00	$100.00

Income (Loss) from Investment Operations
Net investment income (a)	0.41		0.32	(b)	0.00	(c)	0.00	0.00	0.00
Net realized and unrealized gain (loss) on investments	(0.01)		0.03		0.00		0.00	0.00	0.00

Total from investment operations	0.40		0.35		0.00	(c)	0.00	0.00	0.00

Less Distributions
Distributions from net investment income	(0.35)		(0.07)		(0.00	)(d)	0.00	0.00	0.00
Distributions from net realized capital gains	(0.00	)(e)	(0.00	)(e)	0.00		0.00	0.00	0.00

Total distributions	(0.35)		(0.07)		(0.00	)(d)	0.00	0.00	0.00

Net Asset Value, End of Period	$100.33		$100.28		$100.00		$100.00	$100.00	$100.00

Total Return (%) (f)	0.40	(g)	0.35		0.00		0.00	0.00	0.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.38	(h)	0.38		0.37		0.37	0.35	0.35
Net ratio of expenses to average net assets (%) (i)	0.36	(h)	0.35		0.25		0.20	0.23	0.28
Ratio of net investment income to average net assets (%)	0.81	(h)	0.32	(b)	0.00	(j)	0.00	0.00	0.00
Portfolio turnover rate (%)	0	(l)	0	(k)	N/A		N/A	N/A	N/A
Net assets, end of period (in millions)	$324.2		$355.2		$406.8		$483.7	$536.4	$551.9

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015		2014	2013	2012
Net Asset Value, Beginning of Period	$100.11		$100.00		$100.00		$100.00	$100.00	$100.00

Income (Loss) from Investment Operations
Net investment income (a)	0.28		0.08	(b)	0.00		0.00	0.00	0.00
Net realized and unrealized gain (loss) on investments	(0.01)		0.03		0.00		0.00	0.00	0.00

Total from investment operations	0.27		0.11		0.00		0.00	0.00	0.00

Less Distributions
Distributions from net investment income	(0.07)		(0.00	)(d)	0.00		0.00	0.00	0.00
Distributions from net realized capital gains	(0.00	)(e)	(0.00	)(e)	0.00		0.00	0.00	0.00

Total distributions	(0.07)		(0.00)		0.00		0.00	0.00	0.00

Net Asset Value, End of Period	$100.31		$100.11		$100.00		$100.00	$100.00	$100.00

Total Return (%) (f)	0.27	(g)	0.11		0.00		0.00	0.00	0.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	(h)	0.63		0.62		0.62	0.60	0.60
Net ratio of expenses to average net assets (%) (i)	0.61	(h)	0.59		0.25		0.20	0.23	0.28
Ratio of net investment income to average net assets (%)	0.56	(h)	0.08	(b)	0.00		0.00	0.00	0.00
Portfolio turnover rate (%)	0	(l)	0	(k)	N/A		N/A	N/A	N/A
Net assets, end of period (in millions)	$452.0		$479.6		$547.0		$554.2	$651.3	$771.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$100.18		$100.00		$100.00	$100.00	$100.00	$100.00

Income (Loss) from Investment Operations
Net investment income (a)	0.33		0.17	(b)	0.00	0.00	0.00	0.00
Net realized and unrealized gain (loss) on investments	(0.01)		0.03		0.00	0.00	0.00	0.00

Total from investment operations	0.32		0.20		0.00	0.00	0.00	0.00

Less Distributions
Distributions from net investment income	(0.17)		(0.02)		0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(0.00	)(e)	(0.00	)(e)	0.00	0.00	0.00	0.00

Total distributions	(0.17)		(0.02)		0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$100.33		$100.18		$100.00	$100.00	$100.00	$100.00

Total Return (%) (f)	0.32	(g)	0.20		0.00	0.00	0.00	0.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	(h)	0.53		0.52	0.52	0.50	0.50
Net ratio of expenses to average net assets (%) (i)	0.51	(h)	0.50		0.25	0.20	0.23	0.28
Ratio of net investment income to average net assets (%)	0.66	(h)	0.17	(b)	0.00	0.00	0.00	0.00
Portfolio turnover rate (%)	0	(k)	0	(k)	N/A	N/A	N/A	N/A
Net assets, end of period (in millions)	$124.2		$137.4		$154.2	$175.5	$237.1	$309.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.01 per share and 0.01% of average net assets, respectively.
(c)	Net investment income (loss) was less than $0.01.
(d)	Distributions from net investment income were less than $0.01.
(e)	Distributions from net realized capital gains were less than $0.01.
(f)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(g)	Periods less than one year are not computed on an annualized basis.
(h)	Computed on an annualized basis.
(i)	Includes the effects of the management fee waivers and voluntary distribution & service fee waiver (see Note 4 of the Notes to Financial Statements).
(j)	Ratio of net investment income (loss) to average net assets was less than 0.01%.
(k)	There were no long term transactions during the period ended June 30, 2017 and during the year ended December 31, 2016.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, Metlife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Ultra-Short Term Bond Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each as “pricing services”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. The Portfolio had no permanent book-tax differences at December 31, 2016.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, State Street Bank and Trust Company (“SSBT”) may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the federal funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Portfolio’s assets to the extent of any overdraft. At June 30, 2017, the Portfolio had a payment of $1,314 due to SSBT pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at June 30, 2017. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at June 30, 2017. The Portfolio’s average overdraft advances during the six months ended June 30, 2017 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had investments in repurchase agreements with a gross value of $ 127,000,000, which is reflected as repurchase agreement on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering

BHFTII-12

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$1,626,458	0.350%	Of the first $1 billion
	0.300%	Of amount in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” as follows:

% per annum	Average Daily Net Assets
0.025%	Of the first $1 billion

An identical expense agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2017 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

BHFTII-13

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

5. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

6. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$324,900	$13,344	$—	$—	$324,900	$13,344

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$1,627,045	$—	$276,990	$—	$—	$1,904,035

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

7. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

8. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTII-14

Brighthouse Funds Trust II

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
8,123,249	478,877	641,075

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	8,545,168	698,033
Robert Boulware	8,542,910	700,291
Susan C. Gause	8,576,665	666,536
Nancy Hawthorne	8,589,124	654,078
Barbara A. Nugent	8,576,442	666,759
John Rosenthal	8,559,995	683,206
Linda B. Strumpf	8,585,933	657,268
Dawn M. Vroegop	8,553,635	689,566

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A, B and E shares of the Brighthouse/Artisan Mid Cap Value Portfolio returned 4.26%, 4.13%, and 4.18%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned 5.18%.

MARKET ENVIRONMENT / CONDITIONS

Overall, markets posted strong gains to begin the year as optimism from the fourth quarter of 2016 carried on, pushing stocks higher and pricing in expectations of tax cuts, regulatory reform and expansionary infrastructure spending at the hands of the new U.S. administration. Broad market indices were largely positive, and growth stocks meaningfully bested value stocks.

Sectors were broadly positive, with the notable exception of Energy. Oil prices reached year-to-date lows in June, as sentiment turned negative on investor worries that the market could take longer than expected to balance. Optimism surrounding the Organization of the Petroleum Exporting Countries (“OPEC’s”) production cuts buoyed oil prices toward the end of 2016, and while production cuts have occurred, oil inventories haven’t been dropping as investors expected, pressuring oil prices and stocks in the sector.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio advanced, but fell shy of the Russell Midcap Value Index during the period. The Portfolio’s above benchmark exposure to the Energy sector was a headwind, as was stock selection. In fact, four of our bottom five names during the period stemmed from the sector (Devon Energy, Hess, Apache and Cimarex). We remain of the belief that oil inventories are going to rebalance, and our long-term theses in these names remain intact. In the interim, we believe these are high quality names, and valuations look to us to be particularly undemanding.

Although the Portfolio’s Industrials holdings aided on an absolute basis, they were a source of relative weakness during the period, driven by weakness in engineering and construction company Fluor. Shares of Fluor have been under pressure due to the bankruptcy filing of Westinghouse, which was in the process of constructing two nuclear reactors in which Fluor is the general contractor. Shares were further pressured by disappointment in management’s softer-than-anticipated forward guidance. The company has strung together a couple of quarters of poor margins, project write-downs and disappointing backlog bookings. Despite the near-term headwinds, our long-term thesis remains intact. Fluor produces strong free cash flow, most of which is returned to shareholders through dividends and share repurchases. Its balance sheet is strong with a net cash position.

On the upside, strong stock selection coupled with the Portfolio’s above-benchmark exposure to Consumer Discretionary was a tailwind. Shares of Liberty Ventures and Liberty Interactive QVC have been standouts. Shares rallied as Liberty Ventures announced the acquisition of Alaskan cable and wireless firm General Communications, forming GCI Liberty. As part of the deal, a mix of assets and liabilities are being reattributed to Liberty Interactive QVC, transitioning Liberty Ventures and Liberty Interactive QVC from tracking stocks to asset-backed securities. In our view, the complicated tracking-stock structure of the companies was a headwind on multiples, and the transition provides better visibility.

Positive stock selection in the Materials sector also aided results during the period, driven by strength in chemicals company Celanese. Faced with the headwind of a challenging macroeconomic environment, Celanese is controlling what it can and executing well—realizing cost efficiencies and productivity gains.

There is an old saying that it’s easier to fall for anything than to stand for something. Our job, as we see it, is to stick to our time-tested investment philosophy. Our goal is to focus on what we can control—aiming to put the business, balance sheet and valuations on our side. We have reached into unloved areas of the market in order to find opportunities, and many of our stocks have lived through a bear market over the last few years while the broader market hit new highs. It is our belief that valuations, business strength and financial condition ultimately matter, much more than any sentiment swings.

Our decisions are always made from the bottom-up, without regard to index construction. At period-end, the Portfolio had above-benchmark exposure to the Information Technology, Consumer Discretionary and Energy sectors. Meanwhile, the Portfolio had below-benchmark exposure to what have been the more highly prized, perceived “stable” areas of the market (e.g., Real Estate, Utilities, Consumer Staples, and Health Care).

James C. Kieffer

George O. Sertl

Daniel L. Kane

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year
Brighthouse/Artisan Mid Cap Value Portfolio
Class A	4.26	16.70	11.89	4.06
Class B	4.13	16.42	11.62	3.80
Class E	4.18	16.54	11.73	3.90
Russell Midcap Value Index	5.18	15.93	15.14	7.23

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
Air Lease Corp.	3.6
Celanese Corp. - Series A	3.1
Alleghany Corp.	3.0
Arrow Electronics, Inc.	2.8
Devon Energy Corp.	2.7
AutoNation, Inc.	2.6
Liberty Interactive Corp. - Class A	2.6
Hess Corp.	2.4
Torchmark Corp.	2.4
Fifth Third Bancorp	2.3

Top Sectors

% of Net Assets
Financials	22.8
Consumer Discretionary	16.4
Information Technology	12.9
Industrials	12.3
Energy	12.2
Materials	7.9
Health Care	2.2
Utilities	1.8
Real Estate	1.6

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Artisan Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A	Actual	0.85%	$1,000.00	$1,042.60	$4.30
	Hypothetical*	0.85%	$1,000.00	$1,020.58	$4.26

Class B	Actual	1.10%	$1,000.00	$1,041.30	$5.57
	Hypothetical*	1.10%	$1,000.00	$1,019.34	$5.51

Class E	Actual	1.00%	$1,000.00	$1,041.80	$5.06
	Hypothetical*	1.00%	$1,000.00	$1,019.84	$5.01

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—90.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.6%
Rockwell Collins, Inc.	175,709	$18,463,502

Auto Components—1.9%
Gentex Corp. (a)	1,095,277	20,777,405

Banks—4.5%
Fifth Third Bancorp	1,013,871	26,320,091
M&T Bank Corp.	150,478	24,369,912

		50,690,003

Capital Markets—1.4%
Intercontinental Exchange, Inc.	238,358	15,712,559

Chemicals—4.4%
Agrium, Inc.	164,890	14,920,896
Celanese Corp. - Series A	364,461	34,601,927

		49,522,823

Construction & Engineering—3.4%
Fluor Corp. (a)	432,307	19,791,014
Jacobs Engineering Group, Inc.	328,269	17,854,551

		37,645,565

Diversified Consumer Services—1.6%
H&R Block, Inc. (a)	573,165	17,716,530

Electrical Equipment—0.1%
Hubbell, Inc.	14,198	1,606,788

Electronic Equipment, Instruments & Components—6.0%
Arrow Electronics, Inc. (b)	403,392	31,634,001
Avnet, Inc.	603,720	23,472,633
FLIR Systems, Inc.	350,524	12,149,162

		67,255,796

Equity Real Estate Investment Trusts—1.6%
Equity Commonwealth (a) (b)	557,806	17,626,670

Health Care Providers & Services—2.1%
AmerisourceBergen Corp. (a)	254,696	24,076,413

Insurance—15.8%
Alleghany Corp. (b)	55,893	33,245,156
Allied World Assurance Co. Holdings AG	414,497	21,926,891
Allstate Corp. (The)	223,568	19,772,354
Aon plc	168,905	22,455,920
Arch Capital Group, Ltd. (b)	278,377	25,969,790
Loews Corp.	338,476	15,844,062
Progressive Corp. (The)	261,275	11,519,615
Torchmark Corp.	353,028	27,006,642

		177,740,430

Internet & Direct Marketing Retail—5.4%
Liberty Expedia Holdings, Inc. - Class A (b)	211,098	11,403,514
Liberty Interactive Corp. - Class A (a) (b)	1,191,993	29,251,508

Internet & Direct Marketing Retail—(Continued)
Liberty Ventures - Series A (b)	373,549	19,532,877

		60,187,899

Internet Software & Services—3.9%
Cars.com, Inc. (a) (b)	750,411	19,983,445
IAC/InterActiveCorp (a) (b)	228,715	23,612,537

		43,595,982

Marine—1.7%
Kirby Corp. (a) (b)	293,402	19,613,924

Media—5.0%
News Corp. - Class A	1,470,515	20,146,056
Omnicom Group, Inc. (a)	265,100	21,976,790
TEGNA, Inc. (a)	971,471	13,998,897

		56,121,743

Metals & Mining—3.5%
Goldcorp, Inc.	1,646,936	21,261,944
Kinross Gold Corp. (b)	4,518,137	18,388,817

		39,650,761

Mortgage Real Estate Investment Trusts—1.1%
AGNC Investment Corp.	562,351	11,972,453

Multi-Utilities—1.8%
SCANA Corp. (a)	299,337	20,058,572

Oil, Gas & Consumable Fuels—12.2%
Apache Corp. (a)	458,537	21,977,678
Cimarex Energy Co.	180,610	16,979,146
Devon Energy Corp.	932,842	29,822,959
Hess Corp. (a)	618,942	27,152,986
Tesoro Corp.	237,197	22,201,639
World Fuel Services Corp.	505,750	19,446,088

		137,580,496

Road & Rail—1.9%
Ryder System, Inc.	288,299	20,751,762

Semiconductors & Semiconductor Equipment—2.0%
Analog Devices, Inc.	293,120	22,804,736

Software—1.0%
Synopsys, Inc. (b)	155,401	11,333,395

Specialty Retail—2.6%
AutoNation, Inc. (a) (b)	704,258	29,691,517

Trading Companies & Distributors—3.6%
Air Lease Corp. (a)	1,085,687	40,561,266

Total Common Stocks (Cost $739,259,275)		1,012,758,990

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Short-Term Investment—9.7%

Security Description	Principal Amount*	Value

Repurchase Agreement—9.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $109,014,498 on 07/03/17, collateralized by $110,840,000 U.S. Treasury Floating Rate Note at 1.188% due 01/31/19 with a value of $111,194,023.	109,013,408	$109,013,408

Total Short-Term Investments (Cost $109,013,408)		109,013,408

Securities Lending Reinvestments (c)—16.9%

Certificates of Deposit—6.7%
ABN AMRO Bank NV Zero Coupon, 09/05/17	1,991,635	1,995,800
Bank of Montreal 1.130%, 07/07/17	4,000,000	3,999,960
Bank of Montreal Chicago 1.276%, 09/06/17 (d)	3,500,000	3,500,644
Bank of Nova Scotia Houston 1.492%, 11/03/17 (d)	3,000,000	3,002,962
Bank of Tokyo-Mitsubishi, Ltd. 1.510%, 08/18/17	2,018,512	2,002,220
1.602%, 11/16/17 (d)	3,000,000	3,002,928
BNP Paribas New York 1.524%, 08/04/17 (d)	3,000,000	3,000,357
Canadian Imperial Bank 1.630%, 10/27/17 (d)	1,000,000	1,001,125
Credit Suisse AG New York 1.314%, 11/07/17 (d)	1,000,000	1,000,081
DG Bank New York 1.140%, 07/03/17	1,500,000	1,499,985
DNB NOR Bank ASA 1.412%, 07/28/17 (d)	1,000,000	1,000,125
KBC Bank NV Zero Coupon, 09/08/17	1,993,124	1,995,620
1.220%, 07/26/17	1,000,000	1,000,000
1.220%, 07/27/17	3,000,000	3,000,000
Landesbank Baden-Wuerttemberg 1.150%, 07/03/17	2,500,000	2,499,975
Mitsubishi UFJ Trust and Banking Corp. 1.401%, 09/01/17 (d)	3,000,000	3,001,817
Mizuho Bank, Ltd., New York 1.400%, 11/27/17 (d)	7,000,000	6,996,780
1.451%, 09/01/17 (d)	400,000	400,087
National Australia Bank London 1.480%, 11/09/17 (d)	3,500,000	3,502,835
Natixis New York 1.287%, 11/13/17 (d)	1,000,000	999,890
Norinchukin Bank New York 1.297%, 11/13/17 (d)	1,000,000	1,000,078
1.687%, 07/12/17 (d)	2,500,000	2,500,302
Royal Bank of Canada New York 1.532%, 03/20/18 (d)	8,100,000	8,105,832

Certificates of Deposit—(Continued)
Sumitomo Mitsui Banking Corp. 1.480%, 08/09/17	1,009,233	1,000,230
Sumitomo Mitsui Trust Bank, Ltd., New York 1.297%, 11/13/17 (d)	1,000,000	999,927
1.342%, 11/16/17 (d)	2,500,000	2,499,842
Toronto Dominion Bank New York 1.467%, 03/13/18 (d)	4,000,000	4,002,972
1.475%, 01/10/18 (d)	3,500,000	3,505,819
UBS, Stamford 1.722%, 07/31/17 (d)	2,002,044	2,001,142
Wells Fargo Bank San Francisco N.A. 1.547%, 10/26/17 (d)	1,250,000	1,251,118

		75,270,453

Commercial Paper—3.4%
Barton Capital S.A. 1.210%, 07/10/17	1,993,681	1,999,348
Commonwealth Bank Australia 1.391%, 03/01/18	4,500,000	4,503,507
Erste Abwicklungsanstalt 1.379%, 07/18/17 (d)	8,000,000	8,000,464
ING Funding LLC 1.234%, 12/07/17 (d)	3,000,000	3,001,036
1.277%, 11/13/17 (d)	2,000,000	1,999,854
LMA S.A. & LMA Americas 1.150%, 07/07/17	4,998,882	4,999,361
1.170%, 07/20/17	1,994,410	1,998,726
Manhattan Asset Funding Co. 1.434%, 09/07/17 (d)	1,000,000	1,000,060
National Australia Bank, Ltd. 1.563%, 12/06/17 (d)	2,000,000	2,002,702
Ridgefield Funding Co. LLC 1.434%, 09/07/17 (d)	4,000,000	4,001,601
Sheffield Receivables Co. 1.190%, 07/28/17	2,990,678	2,997,180
Westpac Banking Corp. 1.506%, 10/20/17 (d)	1,300,000	1,301,296

		37,805,135

Repurchase Agreements—5.4%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $103,707 on 07/03/17, collateralized by $107,948 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $105,772.	103,698	103,698
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.710% to be repurchased at $1,011,875 on 10/02/17, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	1,000,000

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/17 at 1.100% to be repurchased at $8,600,788 on 07/03/17, collateralized by $8,566,948 U.S. Treasury and Foreign Obligations with rates ranging from 1.375% - 4.500%, maturity dates ranging from 04/10/18 - 02/15/36, with a value of $8,772,001.	8,600,000	$8,600,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $11,501,150 on 07/03/17, collateralized by $11,692,433 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $11,730,035.	11,500,000	11,500,000
Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $11,008,525 on 07/03/17, collateralized by $2,391 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $12,230,059.	11,000,000	11,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $1,004,845 on 09/29/17, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	1,000,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/08/17 at 1.150% to be repurchased at $5,004,632 on 07/07/17, collateralized by $4,508,413 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 07/20/17 - 05/15/46, with a value of $5,103,330.	5,000,000	5,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $1,524,296 on 10/02/17, collateralized by various Common Stock with a value of $1,650,000.	1,500,000	1,500,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $4,030,590 on 10/02/17, collateralized by various Common Stock with a value of $4,400,000.	4,000,000	4,000,000
Natixis New York Repurchase Agreement dated 06/30/17 at 1.340% to be repurchased at $10,001,117 on 07/03/17, collateralized by $19,940,618 U.S. Government Agency and Treasury Obligations with rates ranging from 0.125% - 8.125%, maturity dates ranging from 04/15/18 - 08/16/58, with a value of $10,201,188.	10,000,000	10,000,000

Repurchase Agreements—(Continued)
Pershing LLC Repurchase Agreement dated 06/30/17 at 1.180% to be repurchased at $2,000,197 on 07/03/17, collateralized by $3,003,526 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 11.027%, maturity dates ranging from 07/14/17 - 04/20/67, with a value of $2,040,000.	2,000,000	2,000,000
Royal Bank of Scotland Securities, Inc. Repurchase Agreement dated 06/30/17 at 1.060% to be repurchased at $5,001,031 on 07/07/17, collateralized by $5,105,522 U.S. Treasury Obligations with rates ranging from 1.118% - 2.000%, maturity dates ranging from 07/31/17 - 02/15/25, with a value of $5,100,141.	5,000,000	5,000,000

		60,703,698

Time Deposits—1.4%
ABN AMRO Bank NV 1.060%, 07/03/17	2,000,000	2,000,000
Australia New Zealand Bank 1.150%, 07/03/17	600,000	600,000
Credit Industriel et Commercial 1.100%, 07/03/17	2,000,000	2,000,000
Landesbank Baden-Wuerttemberg 1.200%, 07/03/17	1,400,000	1,400,000
Nordea Bank New York 1.050%, 07/03/17	2,000,000	2,000,000
Shinkin Central Bank 1.330%, 07/26/17	4,500,000	4,500,000
Standard Chartered plc 1.200%, 07/03/17	3,900,000	3,900,000

		16,400,000

Total Securities Lending Reinvestments (Cost $190,140,332)		190,179,286

Total Investments—116.7% (Cost $1,038,413,015) (e)		1,311,951,684
Other assets and liabilities (net)—(16.7)%		(187,998,893)

Net Assets—100.0%		$1,123,952,791

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $186,360,564 and the collateral received consisted of cash in the amount of $190,145,898. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	As of June 30, 2017, the aggregate cost of investments was $1,038,413,015. The aggregate unrealized appreciation and depreciation of investments were $288,182,016 and $(14,643,347), respectively, resulting in net unrealized appreciation of $273,538,669.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,012,758,990	$—	$—	$1,012,758,990
Total Short-Term Investment*	—	109,013,408	—	109,013,408
Total Securities Lending Reinvestments*	—	190,179,286	—	190,179,286
Total Investments	$1,012,758,990	$299,192,694	$—	$1,311,951,684

Collateral for Securities Loaned (Liability)	$—	$(190,145,898)	$—	$(190,145,898)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$1,311,951,684
Receivable for:
Investments sold	1,838,340
Fund shares sold	597,245
Dividends and interest	1,280,502

Total Assets	1,315,667,771
Liabilities
Collateral for securities loaned	190,145,898
Payables for:
Fund shares redeemed	462,466
Accrued Expenses:
Management fees	750,863
Distribution and service fees	90,297
Deferred trustees’ fees	102,228
Other expenses	163,228

Total Liabilities	191,714,980

Net Assets	$1,123,952,791

Net Assets Consist of:
Paid in surplus	$820,291,958
Undistributed net investment income	2,879,752
Accumulated net realized gain	27,242,412
Unrealized appreciation on investments	273,538,669

Net Assets	$1,123,952,791

Net Assets
Class A	$651,487,810
Class B	392,764,273
Class E	79,700,708
Capital Shares Outstanding*
Class A	2,721,087
Class B	1,696,742
Class E	338,643
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$239.42
Class B	231.48
Class E	235.35

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,038,413,015.
(b)	Includes securities loaned at value of $186,360,564.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (a)	$7,184,970
Interest	30,340
Securities lending income	367,770

Total investment income	7,583,080
Expenses
Management fees	4,596,376
Administration fees	17,945
Custodian and accounting fees	28,631
Distribution and service fees—Class B	497,435
Distribution and service fees—Class E	60,331
Audit and tax services	20,657
Legal	18,678
Trustees’ fees and expenses	26,317
Shareholder reporting	61,637
Insurance	3,603
Miscellaneous	8,890

Total expenses	5,340,500
Less broker commission recapture	(20,052)

Net expenses	5,320,448

Net Investment Income	2,262,632

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	48,212,305

Net change in unrealized depreciation on investments	(3,513,111)

Net realized and unrealized gain	44,699,194

Net Increase in Net Assets From Operations	$46,961,826

(a)	Net of foreign withholding taxes of $54,268.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,262,632	$7,941,897
Net realized gain (loss)	48,212,305	(19,687,432)
Net change in unrealized appreciation (depreciation)	(3,513,111)	245,352,793

Increase in net assets from operations	46,961,826	233,607,258

From Distributions to Shareholders
Net investment income
Class A	(4,618,720)	(6,747,382)
Class B	(1,950,478)	(3,238,393)
Class E	(461,275)	(738,422)
Net realized capital gains
Class A	0	(67,236,609)
Class B	0	(42,539,350)
Class E	0	(8,652,798)

Total distributions	(7,030,473)	(129,152,954)

Decrease in net assets from capital share transactions	(54,603,967)	(139,370,094)

Total decrease in net assets	(14,672,614)	(34,915,790)

Net Assets
Beginning of period	1,138,625,405	1,173,541,195

End of period	$1,123,952,791	$1,138,625,405

Undistributed net investment income
End of period	$2,879,752	$7,647,593

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	39,862	$9,504,883	103,786	$21,914,681
Reinvestments	19,370	4,618,720	360,055	73,983,991
Redemptions	(157,153)	(37,315,505)	(1,101,906)	(249,272,832)

Net decrease	(97,921)	$(23,191,902)	(638,065)	$(153,374,160)

Class B
Sales	43,174	$9,920,433	145,540	$31,247,473
Reinvestments	8,460	1,950,478	230,328	45,777,743
Redemptions	(164,577)	(37,765,357)	(296,294)	(62,975,991)

Net increase (decrease)	(112,943)	$(25,894,446)	79,574	$14,049,225

Class E
Sales	5,942	$1,393,772	10,945	$2,402,423
Reinvestments	1,968	461,275	46,484	9,391,220
Redemptions	(31,717)	(7,372,666)	(55,229)	(11,838,802)

Net increase (decrease)	(23,807)	$(5,517,619)	2,200	$(45,159)

Decrease derived from capital shares transactions		$(54,603,967)		$(139,370,094)

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$231.28		$213.79	$271.79	$268.60	$198.30	$179.02

Income (Loss) from Investment Operations
Net investment income (a)	0.59		1.74 (b)	2.26	2.89	1.98	2.22
Net realized and unrealized gain (loss) on investments	9.26		43.82	(23.66)	2.25	70.60	18.92

Total from investment operations	9.85		45.56	(21.40)	5.14	72.58	21.14

Less Distributions
Distributions from net investment income	(1.71)		(2.56)	(3.17)	(1.95)	(2.28)	(1.86)
Distributions from net realized capital gains	0.00		(25.51)	(33.43)	0.00	0.00	0.00

Total distributions	(1.71)		(28.07)	(36.60)	(1.95)	(2.28)	(1.86)

Net Asset Value, End of Period	$239.42		$231.28	$213.79	$271.79	$268.60	$198.30

Total Return (%) (c)	4.26	(d)	22.96	(9.44)	1.93	36.85	11.86

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.85	(e)	0.85	0.84	0.84	0.83	0.85
Ratio of net investment income to average net assets (%)	0.50	(e)	0.80 (b)	0.91	1.07	0.84	1.17
Portfolio turnover rate (%)	11	(d)	31	31	25	22	23
Net assets, end of period (in millions)	$651.5		$652.0	$739.1	$853.7	$970.0	$769.4

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$223.41		$207.30	$264.50	$261.50	$193.14	$174.44

Income (Loss) from Investment Operations
Net investment income (a)	0.28		1.16 (b)	1.59	2.15	1.36	1.69
Net realized and unrealized gain (loss) on investments	8.94		42.40	(22.95)	2.21	68.77	18.44

Total from investment operations	9.22		43.56	(21.36)	4.36	70.13	20.13

Less Distributions
Distributions from net investment income	(1.15)		(1.94)	(2.41)	(1.36)	(1.77)	(1.43)
Distributions from net realized capital gains	0.00		(25.51)	(33.43)	0.00	0.00	0.00

Total distributions	(1.15)		(27.45)	(35.84)	(1.36)	(1.77)	(1.43)

Net Asset Value, End of Period	$231.48		$223.41	$207.30	$264.50	$261.50	$193.14

Total Return (%) (c)	4.13	(d)	22.65	(9.66)	1.67	36.51	11.58

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.10	(e)	1.10	1.09	1.09	1.08	1.10
Ratio of net investment income to average net assets (%)	0.25	(e)	0.55 (b)	0.66	0.82	0.59	0.92
Portfolio turnover rate (%)	11	(d)	31	31	25	22	23
Net assets, end of period (in millions)	$392.8		$404.3	$358.7	$446.3	$505.0	$389.2
Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$227.21		$210.43	$267.99	$264.86	$195.57	$176.60

Income (Loss) from Investment Operations
Net investment income (a)	0.40		1.40 (b)	1.85	2.43	1.60	1.89
Net realized and unrealized gain (loss) on investments	9.10		43.07	(23.28)	2.25	69.65	18.68

Total from investment operations	9.50		44.47	(21.43)	4.68	71.25	20.57

Less Distributions
Distributions from net investment income	(1.36)		(2.18)	(2.70)	(1.55)	(1.96)	(1.60)
Distributions from net realized capital gains	0.00		(25.51)	(33.43)	0.00	0.00	0.00

Total distributions	(1.36)		(27.69)	(36.13)	(1.55)	(1.96)	(1.60)

Net Asset Value, End of Period	$235.35		$227.21	$210.43	$267.99	$264.86	$195.57

Total Return (%) (c)	4.18	(d)	22.78	(9.58)	1.78	36.65	11.69

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.00	(e)	1.00	0.99	0.99	0.98	1.00
Ratio of net investment income to average net assets (%)	0.35	(e)	0.65 (b)	0.76	0.91	0.68	1.01
Portfolio turnover rate (%)	11	(d)	31	31	25	22	23
Net assets, end of period (in millions)	$79.7		$82.4	$75.8	$95.1	$110.8	$98.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.01 per share and less than 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, Metlife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Artisan Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distribution re-designations, adjustments to prior period accumulated balances and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $109,013,408. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $60,703,698. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$119,343,581	$0	$206,710,125

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$4,596,376	0.820%	Of the first $1 billion
	0.780%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Artisan Partners Limited Partnership (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

substantially identical. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$10,818,093	$14,362,758	$118,334,861	$165,788,757	$129,152,954	$180,151,515

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$7,739,673	$—	$276,102,312	$(20,020,425)	$263,821,560

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had short-term accumulated capital losses of $2,844,097 and long-term accumulated capital losses of $17,176,328 and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

9. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTII-17

Brighthouse Funds Trust II

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
4,598,385	164,648	289,466

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	4,718,553	333,947
Robert Boulware	4,722,971	329,528
Susan C. Gause	4,746,102	306,398
Nancy Hawthorne	4,727,793	324,706
Barbara A. Nugent	4,742,674	309,825
John Rosenthal	4,733,666	318,834
Linda B. Strumpf	4,729,237	323,263
Dawn M. Vroegop	4,725,618	326,882

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Managed by Dimensional Fund Advisors LP

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A and B shares of the Brighthouse/Dimensional International Small Company Portfolio returned 16.82% and 16.65%, respectively. The Portfolio’s benchmark, the MSCI World ex-U.S. Small Cap Index1, returned 15.45%.

MARKET ENVIRONMENT / CONDITIONS

In U.S. dollar terms, developed ex-U.S. markets had positive performance for the six-month period, outperforming the U.S. market but trailing emerging markets. The MSCI World ex-USA IMI (net dividends) returned 13.2%, as compared to 8.9% for the Russell 3000 Index and 18.1% for the MSCI Emerging Markets IMI (net dividends).

The U.S. dollar depreciated against most developed ex-U.S. market currencies, particularly the euro. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed ex-U.S. markets.

Small caps (MSCI World ex-U.S. Small Cap Index, net dividends) outperformed large caps (MSCI World ex-U.S. Index, net dividends) by 2.6% for the six-month period. In terms of relative value, large cap value stocks (MSCI World ex-U.S. Value Index, net dividends) underperformed large cap growth stocks (MSCI World ex-U.S. Growth Index, net dividends) by 5.3%, and small cap value stocks (MSCI World ex-U.S. Small Cap Value Index, net dividends) underperformed small cap growth stocks (MSCI World ex-U.S. Small Cap Growth Index, net dividends) by 3.6%.

Profitability premiums were positive in developed ex-U.S. markets for the six-month period. “High-profitability” stocks, as determined by the Dimensional Fund Advisors LP (“Dimensional”), outperformed among both large and small caps.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the six months ended June 30, 2017, the Portfolio outperformed its benchmark, the MSCI World ex-U.S. Small Cap Index (net dividends), by 138 basis points, net of fees.

The Portfolio’s general exclusion of Real Estate Investment Trusts (“REITs”) contributed to outperformance, as REITs underperformed most other sectors during the period. Additionally, the Portfolio’s exclusion of stocks with the lowest profitability and highest relative price, as determined by Dimensional, contributed positively to relative performance, as those securities underperformed. Dimensional defines the small cap universe differently than does MSCI, and as a result the Portfolio had a greater allocation to France. This greater allocation also benefited relative performance, as France was among the strongest-performing countries in the index.

The Portfolio held over 3,500 securities as of June 30, 2017, and is diversified across both countries and sectors. Dimensional designs the Portfolio to provide broad exposure to small cap securities within non-U.S. developed markets. As a result of the Portfolio’s diversified investment approach, performance is determined principally by broad trends in non-U.S. developed equity markets rather than by the behavior of a limited group of securities in a particular industry, country, or asset class. Dimensional will continue to pursue a disciplined approach to identify securities for purchase or sale in the Portfolio.

Joseph Chi

Jed Fogdall

Arun Keswani

Bhanu Singh

Portfolio Managers

Dimensional Fund Advisors LP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD EX-U.S. SMALL CAP INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	Since Inception[2]
Brighthouse/Dimensional International Small Company Portfolio
Class A	16.82	24.87	12.40	12.56
Class B	16.65	24.62	12.11	12.28
MSCI World ex-U.S. Small Cap Index	15.45	21.26	11.43	12.85

1 The MSCI World ex-U.S. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $200 million and $800 million across 23 developed markets, excluding the United States. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception date of the Class A and Class B shares is 10/31/08. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
Teleperformance SE	0.3
UBISOFT Entertainment S.A.	0.3
Logitech International S.A.	0.3
Bellway plc	0.3
MTU Aero Engines AG	0.3
DS Smith plc	0.3
LANXESS AG	0.3
Halma plc	0.3
Rubis SCA	0.3
Rentokil Initial plc	0.3

Top Countries

% of Net Assets
Japan	23.3
United Kingdom	15.4
Canada	8.3
Germany	6.5
Australia	6.1
Switzerland	5.4
France	5.3
Italy	3.9
Sweden	3.1
Hong Kong	3.0

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Dimensional International Small Company Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.91%	$1,000.00	$1,168.20	$4.89
	Hypothetical*	0.91%	$1,000.00	$1,020.28	$4.56

Class B(a)	Actual	1.16%	$1,000.00	$1,166.50	$6.23
	Hypothetical*	1.16%	$1,000.00	$1,019.04	$5.81

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—99.2% of Net Assets

Security Description	Shares	Value

Australia—6.1%
Acrux, Ltd. (a)	41,605	$6,885
Adelaide Brighton, Ltd.	197,116	852,328
AED Oil, Ltd. (a) (b) (c)	93,946	0
Ainsworth Game Technology, Ltd.	51,616	85,665
Alkane Resources, Ltd. (a)	120,355	21,755
ALS, Ltd.	76,663	438,439
Altium, Ltd.	31,832	209,497
Altona Mining, Ltd. (a)	67,875	6,780
AMA Group, Ltd.	111,029	82,759
Ansell, Ltd.	39,937	727,526
AP Eagers, Ltd.	7,774	49,945
ARB Corp., Ltd.	27,756	335,553
Ardent Leisure Group	50,226	72,576
Arrium, Ltd. (a) (b) (c)	972,288	13,661
AUB Group, Ltd.	25,969	259,281
Ausdrill, Ltd.	110,321	155,543
Austal, Ltd.	81,889	115,278
Australian Agricultural Co., Ltd. (a)	192,359	274,034
Australian Pharmaceutical Industries, Ltd.	174,311	254,793
Auswide Bank, Ltd.	9,275	36,627
Automotive Holdings Group, Ltd.	101,744	261,924
Aveo Group	81,294	173,569
AVJennings, Ltd.	10,332	5,200
AWE, Ltd. (a)	249,785	85,359
Bapcor, Ltd.	23,618	99,610
Beach Energy, Ltd.	743,366	327,974
Beadell Resources, Ltd. (a)	102,327	17,041
Bega Cheese, Ltd.	67,325	337,620
Bellamy’s Australia, Ltd.	13,454	71,558
Billabong International, Ltd. (a)	56,120	31,919
Blackmores, Ltd.	5,495	404,788
Blue Sky Alternative Investments, Ltd.	5,962	43,487
Breville Group, Ltd.	42,107	337,893
Brickworks, Ltd.	5,923	62,701
BT Investment Management, Ltd.	25,960	226,719
Buru Energy, Ltd. (a)	23,457	2,973
Cabcharge Australia, Ltd.	55,813	108,607
Capral, Ltd.	136,176	13,604
Cardno, Ltd. (a)	69,333	65,029
Carnarvon Petroleum, Ltd. (a)	251,902	15,321
carsales.com, Ltd.	83,570	739,727
Cash Converters International, Ltd.	152,939	37,012
Cedar Woods Properties, Ltd.	27,273	109,192
Cleanaway Waste Management, Ltd.	693,108	731,582
Coal of Africa, Ltd. (a)	133,534	4,516
Collection House, Ltd.	19,217	17,199
Collins Foods, Ltd. (a)	502	2,276
Collins Foods, Ltd.	5,520	25,032
Cooper Energy, Ltd. (a)	394,999	115,328
Corporate Travel Management, Ltd.	21,828	384,872
Costa Group Holdings, Ltd.	53,534	199,927
Credit Corp. Group, Ltd.	13,415	182,408
CSG, Ltd.	66,837	38,261
CSR, Ltd.	239,936	780,111
Cudeco, Ltd. (a) (b)	51,210	9,445
Data #3, Ltd.	55,471	73,547
Decmil Group, Ltd.	56,744	40,606

Australia—(Continued)
Downer EDI, Ltd.	333,686	1,642,334
DuluxGroup, Ltd.	165,477	882,046
DWS, Ltd.	36,847	42,518
Elders, Ltd. (a)	18,937	78,051
Energy Resources of Australia, Ltd. (a)	51,910	18,151
Energy World Corp., Ltd. (a)	325,379	95,033
EQT Holdings, Ltd.	3,062	41,680
ERM Power, Ltd.	49,991	45,874
Euroz, Ltd.	23,559	19,556
Event Hospitality and Entertainment, Ltd.	38,556	396,449
Evolution Mining, Ltd.	181,680	337,576
Fairfax Media, Ltd.	967,464	817,246
Finbar Group, Ltd.	6,909	4,218
Fleetwood Corp., Ltd. (a)	22,683	41,145
FlexiGroup, Ltd.	49,133	68,823
Flight Centre Travel Group, Ltd.	14,871	438,098
G8 Education, Ltd.	148,286	411,445
Gateway Lifestyle	13,237	19,840
Global Construction Services, Ltd.	9,380	4,326
GrainCorp, Ltd. - Class A	83,590	607,996
Grange Resources, Ltd.	120,000	11,068
Greencross, Ltd.	21,334	99,404
GUD Holdings, Ltd.	39,734	395,345
GWA Group, Ltd.	92,856	225,275
Hansen Technologies, Ltd.	47,406	147,205
HFA Holdings, Ltd.	45,623	84,152
Hills, Ltd. (a)	80,453	9,572
Horizon Oil, Ltd. (a)	652,736	21,047
HT&E, Ltd.	109,386	221,731
IDM International, Ltd. (a) (b) (c)	1,969	0
Iluka Resources, Ltd.	160,998	1,072,831
Imdex, Ltd. (a)	100,165	58,189
IMF Bentham, Ltd.	49,173	71,427
Independence Group NL	112,057	271,112
Infigen Energy, Ltd. (a)	343,467	192,602
Infomedia, Ltd.	131,353	73,210
Integrated Research, Ltd.	28,972	71,562
International Ferro Metals, Ltd. (a) (b) (c)	82,765	0
Invocare, Ltd.	38,500	436,247
IOOF Holdings, Ltd.	103,265	777,223
Iress, Ltd.	57,739	562,744
iSelect, Ltd.	46,213	71,360
iSentia Group, Ltd.	28,120	46,470
JB Hi-Fi, Ltd.	46,350	833,072
Jupiter Mines, Ltd. (a) (b) (c)	59,374	23,750
K&S Corp., Ltd.	1,802	2,216
Karoon Gas Australia, Ltd. (a)	75,600	74,529
Kingsgate Consolidated, Ltd. (a)	121,238	18,598
Kingsrose Mining, Ltd. (a) (b) (c)	102,961	5,935
MACA, Ltd.	56,351	71,445
Macmahon Holdings, Ltd. (a)	380,170	48,264
Macquarie Atlas Roads Group	117,544	506,847
Magellan Financial Group, Ltd.	27,343	605,617
MaxiTRANS Industries, Ltd.	59,013	30,390
Mayne Pharma Group, Ltd. (a)	452,144	376,708
McMillan Shakespeare, Ltd.	29,453	303,194
McPherson’s, Ltd.	34,460	34,448

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
Medusa Mining, Ltd. (a)	60,972	$13,080
Melbourne IT, Ltd.	41,278	91,167
Metals X, Ltd. (a)	75,358	38,798
Metcash, Ltd. (a)	385,184	711,530
Mincor Resources NL (a)	105,687	14,632
Mineral Resources, Ltd.	41,091	341,818
MMA Offshore, Ltd. (a)	100,235	11,941
Monadelphous Group, Ltd.	40,177	431,434
Monash IVF Group, Ltd.	21,931	30,031
Morning Star Gold NL (a) (b) (c)	33,455	3
Mortgage Choice, Ltd.	48,689	80,420
Mount Gibson Iron, Ltd. (a)	382,742	97,082
Myer Holdings, Ltd.	355,143	228,003
MYOB Group, Ltd.	52,571	138,533
MyState, Ltd.	3,899	14,531
Navitas, Ltd.	96,272	359,525
New Hope Corp., Ltd.	6,285	7,391
nib holdings, Ltd.	199,351	878,077
Nick Scali, Ltd.	16,348	76,575
Nine Entertainment Co. Holdings, Ltd.	18,490	19,590
Northern Star Resources, Ltd.	220,636	808,564
Nufarm, Ltd.	79,335	586,870
OceanaGold Corp.	166,811	502,954
OFX Group, Ltd.	99,303	122,953
Orocobre, Ltd. (a) (d)	49,318	131,864
Orora, Ltd.	225,473	496,549
OrotonGroup, Ltd.	8,647	6,633
OZ Minerals, Ltd.	134,369	765,337
Pacific Current Group, Ltd.	1,159	5,924
Pacific Smiles Group, Ltd.	13,431	18,775
Pact Group Holdings, Ltd.	4,623	21,266
Paladin Energy, Ltd. (a) (b) (c)	612,137	22,113
Panoramic Resources, Ltd. (a)	146,618	24,724
Peet, Ltd.	88,199	81,278
Peninsula Energy, Ltd. (a)	11,352	2,923
Perpetual, Ltd.	19,256	825,991
Perseus Mining, Ltd. (a)	231,401	51,735
Platinum Asset Management, Ltd.	21,691	77,192
Pluton Resources, Ltd. (a) (b) (c)	48,332	0
PMP, Ltd.	158,703	91,497
Premier Investments, Ltd.	44,992	438,788
Primary Health Care, Ltd.	244,279	682,860
Prime Media Group, Ltd.	93,371	27,323
Programmed Maintenance Services, Ltd.	95,504	136,900
Qube Holdings, Ltd.	315,285	637,340
Quintis, Ltd. (b) (c)	106,522	25,565
RCG Corp., Ltd.	90,942	60,190
RCR Tomlinson, Ltd. (a)	61,564	161,220
Reckon, Ltd.	36,898	46,794
Regis Resources, Ltd.	180,703	526,029
Reject Shop, Ltd. (The)	12,421	39,715
Resolute Mining, Ltd.	277,334	254,987
Retail Food Group, Ltd.	62,545	225,948
Ridley Corp., Ltd.	123,003	130,885
RPMGlobal Holdings, Ltd. (a)	4,190	1,755
Ruralco Holdings, Ltd.	9,291	21,066
Salmat, Ltd. (a)	45,807	13,555

Australia—(Continued)
Sandfire Resources NL	40,717	176,614
Saracen Mineral Holdings, Ltd. (a)	349,701	315,643
Select Harvests, Ltd.	30,640	115,839
Senex Energy, Ltd. (a)	248,220	52,468
Servcorp, Ltd.	21,215	92,905
Service Stream, Ltd.	62,705	63,618
Seven Group Holdings, Ltd.	15,634	131,205
Seven West Media, Ltd.	408,410	224,832
SG Fleet Group, Ltd.	4,537	13,275
Sigma Healthcare, Ltd.	560,969	385,488
Silex Systems, Ltd. (a)	28,112	7,885
Silver Chef, Ltd.	8,928	51,259
Silver Lake Resources, Ltd. (a)	112,092	40,668
Sirtex Medical, Ltd.	22,520	281,053
Slater & Gordon, Ltd. (a)	116,238	7,231
SmartGroup Corp., Ltd.	1,922	10,592
SMS Management & Technology, Ltd.	35,576	49,058
Southern Cross Media Group, Ltd.	229,061	218,962
Spark Infrastructure Group	465,240	936,153
Specialty Fashion Group, Ltd. (a)	34,701	10,541
SpeedCast International, Ltd.	2,909	8,537
Spotless Group Holdings, Ltd.	23,095	20,444
St. Barbara, Ltd. (a)	192,892	432,944
Steadfast Group, Ltd.	104,744	213,963
Strike Energy, Ltd. (a)	182,555	8,421
Sundance Energy Australia, Ltd. (a)	373,357	17,863
Sunland Group, Ltd.	40,150	54,917
Super Retail Group, Ltd.	65,652	413,787
Tabcorp Holdings, Ltd.	236,852	795,558
Tassal Group, Ltd.	80,622	236,361
Technology One, Ltd.	85,252	377,159
Ten Network Holdings, Ltd. (a) (b) (c)	109,315	13,443
Thorn Group, Ltd.	62,916	68,652
Tiger Resources, Ltd. (a) (b) (c)	591,241	16,723
Tox Free Solutions, Ltd.	90,131	166,207
Treasury Wine Estates, Ltd.	56,464	570,644
Troy Resources, Ltd. (a)	106,145	6,368
Villa World, Ltd.	15,952	27,633
Village Roadshow, Ltd.	32,709	101,687
Virgin Australia Holdings, Ltd. (a)	442,369	54,562
Virgin Australia International Holding, Ltd. (a) (b) (c)	968,773	1
Virtus Health, Ltd.	37,091	153,408
Vista Group International, Ltd.	7,356	31,484
Vita Group, Ltd.	18,112	15,491
Watpac, Ltd. (a)	37,999	16,503
Webjet, Ltd.	25,862	245,496
Western Areas, Ltd. (a)	118,029	191,428
Westgold Resources, Ltd. (a)	37,679	53,377
Whitehaven Coal, Ltd. (a)	121,287	267,340
WorleyParsons, Ltd. (a)	33,331	287,008
WPP AUNZ, Ltd.	131,382	126,229

		43,889,206

Austria—1.4%
A-TEC Industries AG (a) (b) (c) (d)	1,312	0
Agrana Beteiligungs AG	1,453	189,645

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Austria—(Continued)
ams AG (a)	23,302	$1,511,719
Andritz AG	10,323	622,599
Austria Technologie & Systemtechnik AG (d)	14,133	158,939
BUWOG AG (a)	17,192	494,163
CA Immobilien Anlagen AG	20,949	510,981
DO & Co. AG	1,857	131,230
EVN AG	12,657	189,252
FACC AG (a)	2,221	20,868
IMMOFINANZ AG (a)	125,781	287,755
Kapsch TrafficCom AG	2,222	118,816
Lenzing AG	3,209	575,571
Mayr Melnhof Karton AG	3,412	446,405
Oberbank AG	198	17,641
Oesterreichische Post AG	10,867	472,338
Palfinger AG	5,947	277,227
POLYTEC Holding AG	10,783	203,206
Porr AG	1,436	45,383
Raiffeisen Bank International AG (a)	13,074	330,880
RHI AG	8,926	331,114
Rosenbauer International AG (d)	1,615	106,405
S IMMO AG	24,014	348,386
S&T AG	3,445	51,882
Schoeller-Bleckmann Oilfield Equipment AG (a)	3,509	230,064
Semperit AG Holding	5,443	158,851
Strabag SE (d)	6,827	294,719
Telekom Austria AG (a)	24,392	192,007
UBM Development AG	78	3,330
UNIQA Insurance Group AG	14,804	138,065
Wienerberger AG	39,101	888,744
Zumtobel Group AG	13,016	241,616

		9,589,801

Belgium—2.0%
Ablynx NV (a)	15,614	201,252
Ackermans & van Haaren NV	8,887	1,484,337
AGFA-Gevaert NV (a)	74,984	364,736
Atenor	1,089	58,850
Banque Nationale de Belgique	92	306,767
Barco NV	4,866	499,860
Bekaert S.A.	11,685	594,865
bpost S.A.	6,013	145,300
Cie d’Entreprises CFE	4,729	670,536
Cie Immobiliere de Belgique S.A.	1,276	78,834
D’ieteren S.A.	8,787	410,926
Deceuninck NV	27,313	102,370
Econocom Group S.A.	54,992	459,974
Elia System Operator S.A.	12,209	691,146
Euronav NV	30,049	237,644
EVS Broadcast Equipment S.A.	4,761	191,401
Exmar NV	10,339	49,622
Fagron (a)	17,646	217,061
Galapagos NV (a)	16,401	1,252,448
GIMV NV	450	27,254
Ion Beam Applications	9,771	538,756
Jensen-Group NV	738	34,979
Kinepolis Group NV	7,011	389,035

Belgium—(Continued)
Lotus Bakeries NV	118	314,147
MDxHealth (a)	5,915	31,911
Melexis NV	9,084	745,557
Nyrstar NV (a) (d)	26,926	164,455
Ontex Group NV	8,369	297,380
Orange Belgium S.A.	13,209	309,267
Picanol	1,475	175,060
RealDolmen NV	1,200	36,729
Recticel S.A.	18,423	142,851
Resilux NV	229	39,975
Rezidor Hotel Group AB	37,700	139,618
Roularta Media Group NV	1,629	41,614
Sioen Industries NV	3,290	106,358
Sipef S.A.	3,499	251,762
Tessenderlo Chemie NV (a)	13,457	578,779
ThromboGenics NV (a)	9,279	33,413
Umicore S.A.	25,634	1,785,966
Van de Velde NV	2,648	141,708
Viohalco S.A. (a)	45,397	148,994

		14,493,497

Cambodia—0.0%
NagaCorp, Ltd.	458,000	240,787

Canada—8.3%
5N Plus, Inc. (a)	33,732	84,018
Absolute Software Corp.	18,754	111,066
Acadian Timber Corp.	3,800	55,177
Advantage Oil & Gas, Ltd. (a)	96,530	652,813
Aecon Group, Inc.	30,622	381,122
AG Growth International, Inc.	5,820	259,046
AGF Management, Ltd. - Class B	32,280	167,772
AGT Food & Ingredients, Inc.	7,901	141,838
Aimia, Inc.	40,971	54,657
AirBoss of America Corp.	3,761	37,993
AKITA Drilling, Ltd. - Class A	2,003	11,044
Alamos Gold, Inc. - Class A	95,845	679,961
Alaris Royalty Corp.	8,954	159,015
Algoma Central Corp.	4,410	44,073
Algonquin Power & Utilities Corp.	77,093	811,474
Alio Gold, Inc. (a)	5,966	27,005
Alterra Power Corp.	15,076	66,149
Altius Minerals Corp.	9,660	80,376
Altus Group, Ltd.	14,488	313,154
Amaya, Inc. (a)	11,800	210,922
Andrew Peller, Ltd. - Class A	6,617	55,873
Asanko Gold, Inc. (a)	23,027	35,336
Athabasca Oil Corp. (a)	78,524	61,158
ATS Automation Tooling Systems, Inc. (a)	36,533	374,401
AuRico Metals, Inc. (a)	42,144	37,048
AutoCanada, Inc.	8,428	124,002
Avigilon Corp. (a)	14,381	159,579
B2Gold Corp. (a)	313,368	882,012
Badger Daylighting, Ltd. (d)	11,862	243,497
Baytex Energy Corp. (a) (d)	67,105	163,002
Bellatrix Exploration, Ltd. (a)	60,265	34,389

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Birchcliff Energy, Ltd.	60,552	$285,297
Bird Construction, Inc.	18,612	122,281
Black Diamond Group, Ltd.	19,812	42,166
BlackPearl Resources, Inc. (a)	117,817	90,852
BMTC Group, Inc.	5,387	45,902
Bonavista Energy Corp.	62,296	130,184
Bonterra Energy Corp.	12,499	161,346
Boralex, Inc. - Class A	17,054	288,792
Brookfield Real Estate Services, Inc.	800	10,179
BRP, Inc.	10,168	297,873
BSM Technologies, Inc. (a)	15,600	19,127
Calfrac Well Services, Ltd. (a) (d)	35,593	68,891
Calian Group, Ltd.	2,846	60,352
Callidus Capital Corp.	4,100	44,832
Canaccord Genuity Group, Inc.	54,653	224,630
Canacol Energy, Ltd. (a)	37,461	123,926
Canadian Western Bank	32,028	676,223
Canam Group, Inc.	22,324	211,741
Canfor Corp. (a)	17,141	258,939
Canfor Pulp Products, Inc.	15,297	148,157
CanWel Building Materials Group, Ltd.	9,304	47,065
Capital Power Corp.	43,408	814,067
Capstone Mining Corp. (a)	117,839	85,417
Cara Operations, Ltd.	1,150	20,893
Cardinal Energy, Ltd.	350	1,303
Cargojet, Inc.	1,200	43,501
Cascades, Inc.	46,236	630,718
Celestica, Inc. (a)	36,485	495,732
Celestica, Inc. (U.S. Listed Shares) (a)	223	3,028
Centerra Gold, Inc.	62,285	340,051
Cequence Energy, Ltd. (a)	86,636	13,362
Cervus Equipment Corp.	2,998	25,592
CES Energy Solutions Corp.	45,937	204,747
Chartwell Retirement Residences	10,400	124,226
Chesswood Group, Ltd.	2,000	18,337
Chinook Energy, Inc. (a)	27,917	7,319
Cineplex, Inc. (d)	19,436	792,248
Clairvest Group, Inc.	200	5,301
Clarke, Inc. (a)	1,614	13,890
Clearwater Seafoods, Inc.	7,044	62,032
Cogeco Communications, Inc.	4,920	300,519
Cogeco, Inc.	2,309	120,186
Colliers International Group, Inc.	12,580	711,069
Computer Modelling Group, Ltd.	21,620	169,719
Continental Gold, Inc. (a)	20,900	61,565
Copper Mountain Mining Corp. (a)	57,011	36,489
Corby Spirit and Wine, Ltd.	3,957	64,719
Corridor Resources, Inc. (a)	21,385	8,163
Corus Entertainment, Inc. - B Shares	31,990	336,230
Cott Corp.	38,179	551,429
Cott Corp. (U.S. Listed Shares) (d)	2,000	28,880
Crew Energy, Inc. (a)	69,029	213,453
CRH Medical Corp. (a)	11,000	62,600
Delphi Energy Corp. (a) (d)	95,850	90,174
Denison Mines Corp. (a) (d)	247,548	106,899
Descartes Systems Group, Inc. (The) (a)	28,586	695,472
DHX Media, Ltd.	25,796	113,981

Canada—(Continued)
DIRTT Environmental Solutions (a)	14,300	75,536
Dominion Diamond Corp.	23,880	300,526
Dominion Diamond Corp. (U.S. Listed Shares)	9,238	116,029
Dorel Industries, Inc. - Class B	12,134	322,532
Dundee Precious Metals, Inc. (a)	40,545	75,662
E-L Financial Corp., Ltd.	177	115,334
Echelon Financial Holdings, Inc. (a)	900	9,168
EcoSynthetix, Inc. (a)	800	1,826
Eldorado Gold Corp.	112,292	297,875
Enbridge Income Fund Holdings, Inc.	21,718	539,098
EnerCare, Inc.	31,725	482,431
Enerflex, Ltd.	29,289	425,061
Enerplus Corp.	35,800	290,419
Enghouse Systems, Ltd.	7,089	287,266
Ensign Energy Services, Inc.	51,526	275,351
Epsilon Energy, Ltd. (a)	21,856	51,067
Equitable Group, Inc. (d)	3,909	179,293
Equity Financial Holdings, Inc. (a)	1,100	6,353
Essential Energy Services Trust (a)	53,526	26,004
Evertz Technologies, Ltd.	9,149	125,580
Exchange Income Corp. (d)	3,551	90,528
Exco Technologies, Ltd.	13,332	109,798
EXFO, Inc. (a)	85	397
Extendicare, Inc.	41,356	330,070
Fiera Capital Corp.	12,719	134,860
Firm Capital Mortgage Investment Corp.	8,474	86,583
First Majestic Silver Corp. (a)	33,160	275,140
First National Financial Corp. (d)	4,907	102,734
FirstService Corp.	12,580	807,204
Fortress Paper, Ltd. - Class A (a)	7,338	34,743
Fortuna Silver Mines, Inc. (a) (d)	60,121	294,393
Freehold Royalties, Ltd.	30,212	304,030
Gamehost, Inc.	4,952	35,322
Genesis Land Development Corp.	14,348	38,503
Genworth MI Canada, Inc. (d)	12,625	347,363
Gibson Energy, Inc.	29,744	384,415
Glacier Media, Inc. (a)	9,600	4,516
Gluskin Sheff & Associates, Inc.	10,533	136,049
GMP Capital, Inc. (a)	28,336	69,485
Goeasy, Ltd.	2,000	42,566
Gran Tierra Energy, Inc. (a)	109,213	242,546
Granite Oil Corp.	10,252	36,603
Great Canadian Gaming Corp. (a)	14,894	274,266
Great Panther Silver, Ltd. (a) (d)	67,206	86,029
Guyana Goldfields, Inc. (a)	48,247	226,204
Hanfeng Evergreen, Inc. (a) (b) (c)	12,100	0
Heroux-Devtek, Inc. (a)	14,606	164,779
High Liner Foods, Inc.	4,807	64,832
HNZ Group, Inc. (a)	3,031	32,745
Home Capital Group, Inc. (d)	20,814	272,694
Horizon North Logistics, Inc.	30,612	31,396
HudBay Minerals, Inc.	103,103	596,293
Hudson’s Bay Co. (d)	16,774	149,657
IAMGOLD Corp. (a) (d)	152,782	788,180
Imperial Metals Corp. (a)	15,126	55,638
Indigo Books & Music, Inc. (a)	1,986	23,753
Information Services Corp.	800	10,919

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Innergex Renewable Energy, Inc.	38,391	$422,159
Interfor Corp. (a)	33,292	476,994
International Tower Hill Mines, Ltd. (a)	21,604	10,329
Intertape Polymer Group, Inc.	20,313	386,743
Jean Coutu Group PJC, Inc. (The) - Class A	19,925	305,758
Just Energy Group, Inc.	66,837	350,472
K-Bro Linen, Inc. (d)	2,319	72,424
Kelt Exploration, Ltd. (a)	26,451	128,094
Kinaxis, Inc. (a)	1,060	65,997
Kingsway Financial Services, Inc. (a)	8,765	53,734
Kirkland Lake Gold, Ltd.	42,041	397,782
Klondex Mines, Ltd. (a)	48,447	163,258
Knight Therapeutics, Inc. (a)	33,205	263,479
KP Tissue, Inc.	1,400	15,341
Labrador Iron Ore Royalty Corp.	15,800	191,530
Laurentian Bank of Canada	13,206	551,642
Leon’s Furniture, Ltd.	9,639	130,448
Lightstream Resources, Ltd. (a) (b) (c)	108,373	0
Linamar Corp.	12,800	630,919
Liquor Stores N.A., Ltd.	12,660	95,965
Lucara Diamond Corp.	110,136	234,404
Lundin Mining Corp.	44,577	253,341
MacDonald Dettwiler & Associates, Ltd. (d)	4,268	222,089
Magellan Aerospace Corp.	5,794	90,431
Mainstreet Equity Corp. (a) (d)	2,561	71,786
Major Drilling Group International, Inc. (a)	36,670	240,074
Mandalay Resources Corp.	87,627	25,339
Manitok Energy, Inc. (a)	4,196	243
Manitok Energy, Inc.	748	43
Maple Leaf Foods, Inc.	32,719	826,049
Martinrea International, Inc.	32,289	263,680
Maxim Power Corp. (a)	2,800	5,873
Mediagrif Interactive Technologies, Inc.	4,176	49,527
Medical Facilities Corp.	12,861	145,192
MEG Energy Corp. (a)	33,700	99,011
Melcor Developments, Ltd.	3,120	37,027
Morguard Corp.	900	128,219
Morneau Shepell, Inc.	16,285	261,705
MTY Food Group, Inc.	5,404	193,191
Mullen Group, Ltd.	37,792	466,280
Nautilus Minerals, Inc. (a)	134,471	22,813
Nevsun Resources, Ltd.	81,011	195,531
New Flyer Industries, Inc.	17,136	716,731
New Gold, Inc. (a)	96,948	308,009
Newalta Corp. (a)	23,919	26,560
Norbord, Inc.	8,718	271,395
North American Energy Partners, Inc.	14,743	64,120
North West Co., Inc. (The)	17,071	411,505
Northern Blizzard Resources, Inc.	4,700	11,707
Northland Power, Inc.	33,879	603,489
Novelion Therapeutics, Inc. (a) (b)	5,100	47,073
NuVista Energy, Ltd. (a)	59,117	298,594
Obsidian Energy, Ltd. (a)	163,188	205,118
Osisko Gold Royalties, Ltd.	22,106	270,188
Painted Pony Energy, Ltd. (a)	38,738	141,295
Pan American Silver Corp.	55,071	926,202
Paramount Resources, Ltd. - Class A (a)	10,417	153,347

Canada—(Continued)
Parex Resources, Inc. (a)	55,359	629,662
Parkland Fuel Corp.	26,463	606,274
Pason Systems, Inc.	22,516	335,795
Pengrowth Energy Corp. (a) (d)	183,295	144,171
Petrus Resources, Ltd. (a)	1,290	2,238
PHX Energy Services Corp. (a)	12,350	22,380
Pizza Pizza Royalty Corp. (d)	6,998	92,709
Platinum Group Metals, Ltd. (a)	3,208	2,696
Point Loma Resources, Ltd. (a)	291	88
Points International, Ltd. (a)	5,320	48,080
Polymet Mining Corp. (a)	38,355	22,774
Precision Drilling Corp. (a)	103,898	354,926
Premium Brands Holdings Corp.	7,879	565,285
Primero Mining Corp. (a)	70,253	24,378
Pulse Seismic, Inc. (a)	15,720	31,518
Pure Technologies, Ltd.	7,900	29,789
Quarterhill, Inc.	58,061	83,725
Questerre Energy Corp. - Class A (a)	83,569	41,888
Raging River Exploration, Inc. (a)	56,263	350,993
RB Energy, Inc. (a) (c)	76,741	54
Reitmans Canada, Ltd. - Class A	20,566	68,194
Richelieu Hardware, Ltd.	18,390	426,141
Richmont Mines, Inc. (a)	20,415	159,000
RMP Energy, Inc. (a)	72,808	34,810
Rocky Mountain Dealerships, Inc.	3,738	28,681
Rogers Sugar, Inc. (d)	35,106	171,632
Russel Metals, Inc.	25,722	514,916
Sabina Gold & Silver Corp. (a)	57,206	88,226
Sandstorm Gold, Ltd. (a) (d)	48,383	186,921
Sandvine Corp.	44,900	148,536
Secure Energy Services, Inc.	55,376	377,913
SEMAFO, Inc. (a)	123,983	285,865
ShawCor, Ltd.	20,891	426,584
Sherritt International Corp. (a) (d)	132,332	78,575
Sienna Senior Living, Inc.	14,276	197,825
Sierra Wireless, Inc. (a)	18,510	519,844
Silver Standard Resources, Inc. (a)	37,551	364,564
Solium Capital, Inc. (a)	11,317	85,611
Spartan Energy Corp. (a)	23,368	110,820
Sprott Resource Holdings, Inc. (a)	112,715	13,907
Sprott, Inc.	56,027	98,505
Stantec, Inc.	20,482	515,683
Stella-Jones, Inc.	10,990	375,091
Stornoway Diamond Corp. (a)	70,074	41,608
Strad Energy Services, Ltd. (a)	10,641	11,488
Street Capital Group, Inc. (a)	5,900	6,142
Stuart Olson, Inc.	11,157	45,857
Student Transportation, Inc.	27,425	166,225
SunOpta, Inc. (a)	26,392	268,642
Superior Plus Corp.	44,558	392,391
Surge Energy, Inc. (d)	85,275	137,434
Taseko Mines, Ltd. (a)	108,786	137,576
Tembec, Inc. (a)	32,111	103,999
Teranga Gold Corp. (a)	24,518	66,362
TFI International, Inc.	25,364	547,063
Theratechnologies, Inc. (a)	11,600	76,749
TMX Group, Ltd.	7,727	420,433

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
TORC Oil & Gas, Ltd.	47,624	$186,192
Torex Gold Resources, Inc. (a)	16,690	318,279
Toromont Industries, Ltd.	22,483	827,682
Torstar Corp. - Class B	21,453	24,649
Total Energy Services, Inc.	17,786	182,413
TransAlta Corp.	62,449	399,215
TransAlta Renewables, Inc.	10,414	125,758
Transcontinental, Inc. - Class A (d)	26,130	517,845
TransGlobe Energy Corp. (a)	36,372	48,242
Trevali Mining Corp. (a)	55,100	53,961
Trican Well Service, Ltd. (a)	101,707	284,698
Trilogy Energy Corp. (a)	19,776	74,267
Trinidad Drilling, Ltd. (a)	83,773	125,970
Uni-Select, Inc.	13,271	320,518
Valener, Inc.	16,303	280,601
Vecima Networks, Inc.	2,500	19,278
Veresen, Inc.	76,138	1,076,782
Wajax Corp.	7,885	137,659
Wesdome Gold Mines, Ltd. (a) (d)	38,107	89,626
West Fraser Timber Co., Ltd.	13,564	642,010
Western Energy Services Corp. (a)	27,573	37,209
Western Forest Products, Inc.	145,247	262,090
WestJet Airlines, Ltd.	861	15,370
Westshore Terminals Investment Corp.	23,388	378,919
Whitecap Resources, Inc.	27,350	195,297
Winpak, Ltd.	9,102	408,635
Xtreme Drilling Corp. (a)	4,967	7,890
Yellow Pages, Ltd. (a) (d)	6,975	40,017
ZCL Composites, Inc.	9,681	97,198
Zenith Capital Corp. (a) (b) (c)	12,830	801

		59,207,238

China—0.2%
APT Satellite Holdings, Ltd.	164,250	86,283
Asia Satellite Telecommunications Holdings, Ltd.	58,500	62,290
BeijingWest Industries International, Ltd.	41,200	8,173
Bund Center Investment, Ltd.	138,000	79,335
CGN Mining Co., Ltd.	145,000	11,701
China Chuanglian Education Group, Ltd. (a)	336,000	5,312
China Display Optoelectronics Technology Holdings, Ltd.	136,000	20,703
China Gold International Resources Corp., Ltd. (a)	62,113	94,836
China Ludao Technology Co., Ltd. (a)	56,000	9,611
Chong Hing Bank, Ltd.	7,000	14,776
CITIC Telecom International Holdings, Ltd.	467,000	149,541
FIH Mobile, Ltd.	214,000	66,182
First Sponsor Group, Ltd.	8,628	8,275
Fountain SET Holdings, Ltd.	422,000	55,142
Guangnan Holdings, Ltd.	264,000	34,802
Guotai Junan International Holdings, Ltd.	571,600	177,228
iOne Holdings, Ltd. (a)	960,000	25,821
Neo-Neon Holdings, Ltd. (a)	322,500	36,765
New Sports Group, Ltd. (a)	2,230,000	11,711
Rivera Holdings, Ltd.	20,000	1,537
Shenwan Hongyuan HK, Ltd.	172,500	66,517
Sino Grandness Food Industry Group, Ltd.	199,272	35,482

China—(Continued)
SITC International Holdings Co., Ltd.	223,000	175,768
Varitronix International, Ltd.	137,000	75,295

		1,313,086

Denmark—2.1%
ALK-Abello A/S	1,596	238,156
Alm Brand A/S	35,116	313,135
Ambu A/S - Class B (d)	9,548	615,699
Bang & Olufsen A/S (a)	9,221	154,436
Bavarian Nordic A/S (a)	10,666	630,942
Brodrene Hartmann A/S	663	39,167
D/S Norden A/S (a) (d)	5,328	96,987
DFDS A/S	11,185	595,929
FLSmidth & Co. A/S	18,666	1,180,140
GN Store Nord A/S	52,383	1,530,684
H+H International A/S - Class B (a)	1,737	29,131
Harboes Bryggeri A/S - Class B	1,454	27,366
IC Group A/S	3,209	69,006
Jeudan A/S (a)	201	21,763
Jyske Bank A/S	14,672	850,422
Matas A/S	972	15,387
NKT A/S (a)	6,820	548,393
NNIT A/S	717	21,910
Nordjyske Bank A/S	185	3,268
Parken Sport & Entertainment A/S	2,351	30,928
PER Aarsleff Holding A/S	8,472	205,761
Ringkjoebing Landbobank A/S	9,819	490,226
Rockwool International A/S - B Shares	3,162	696,542
Royal Unibrew A/S	15,546	745,769
RTX A/S	2,568	64,006
Santa Fe Group A/S (a)	7,121	60,791
Schouw & Co. AB	6,963	748,869
SimCorp A/S	16,061	972,877
Solar A/S - B Shares	2,435	141,238
Spar Nord Bank A/S	32,428	425,377
Sydbank A/S	26,018	980,553
TDC A/S	141,824	826,253
TK Development A/S (a)	37,491	60,467
Topdanmark A/S (a)	22,026	703,296
Tryg A/S	18,564	406,339
United International Enterprises	850	177,608
Vestjysk Bank A/S (a)	3,300	4,619
William Demant Holding A/S (a)	4,204	109,159
Zealand Pharma A/S (a) (d)	3,880	77,937

		14,910,536

Faeroe Islands—0.1%
Bakkafrost P/F	8,908	335,725

Finland—2.7%
Aktia Bank Oyj	3,139	33,598
Alma Media Oyj	22,695	154,769
Amer Sports Oyj (a)	47,651	1,194,592
Apetit Oyj	1,205	19,264
Aspo Oyj	8,414	87,132
Atria Oyj	2,604	30,536

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Finland—(Continued)
BasWare Oyj (a)	3,525	$158,979
Bittium Oyj	4,041	33,633
Cargotec Oyj - B Shares	12,591	799,490
Caverion Corp. (a) (d)	38,117	306,088
Citycon Oyj	146,997	386,509
Cramo Oyj	9,503	284,442
Elisa Oyj	30,080	1,166,018
F-Secure Oyj	35,820	170,645
Finnair Oyj	24,728	181,082
Fiskars Oyj Abp	17,515	430,045
HKScan Oyj - A Shares	6,704	24,061
Huhtamaki Oyj	37,559	1,484,310
Ilkka-Yhtyma Oyj	2,976	10,201
Kemira Oyj	41,153	520,026
Kesko Oyj - A Shares	933	46,535
Kesko Oyj - B Shares	24,862	1,267,139
Konecranes Oyj	16,662	705,329
Lassila & Tikanoja Oyj	13,899	292,459
Lemminkainen Oyj	5,098	150,046
Metsa Board Oyj	86,501	630,234
Metso Oyj	25,057	869,976
Nokian Renkaat Oyj	40,917	1,695,457
Olvi Oyj - A Shares	6,303	220,665
Oriola-KD Oyj - B Shares	53,692	224,628
Orion Oyj - Class A	11,274	717,780
Orion Oyj - Class B	230	14,686
Outokumpu Oyj	102,277	819,709
Outotec Oyj (a)	52,402	360,821
Ponsse Oyj	3,208	87,176
Poyry Oyj (a)	14,295	78,119
Raisio Oyj - V Shares	55,399	230,543
Ramirent Oyj	31,090	313,881
Rapala VMC Oyj	8,902	40,568
Sanoma Oyj	31,912	298,267
Sponda Oyj	44,426	257,251
Stockmann Oyj Abp - B Shares (a)	11,956	103,853
Talvivaara Mining Co. plc (a) (b) (c)	286,881	1,868
Technopolis Oyj	66,184	279,415
Teleste Oyj	772	7,312
Tieto Oyj	21,736	672,183
Tikkurila Oyj	14,019	303,382
Uponor Oyj	19,661	358,695
Vaisala Oyj - A Shares	4,116	205,341
Valmet Oyj	12,429	241,569
YIT Oyj	33,084	277,982

		19,248,289

France—5.3%
ABC Arbitrage	7,498	55,336
Actia Group	4,338	42,377
Air France-KLM (a)	50,893	727,383
Akka Technologies S.A.	3,497	182,145
Albioma S.A.	13,155	303,176
Altamir Amboise	9,152	170,532
Alten S.A.	9,511	789,731
Altran Technologies S.A.	62,318	1,017,174

France—(Continued)
Antalis International SAS (a)	2,044	5,486
APRIL S.A.	8,341	131,454
Assystem	4,398	155,861
Aubay	1,785	57,490
Axway Software S.A.	2,132	74,281
Bastide le Confort Medical	590	24,124
Beneteau S.A.	15,076	262,377
BioMerieux	755	163,463
Boiron S.A.	2,586	255,261
Bonduelle SCA	6,712	252,576
Burelle S.A.	156	202,228
Catering International Services	541	12,640
Cegedim S.A. (a)	2,643	91,908
CGG S.A. (a)	3,847	17,769
Chargeurs S.A.	7,964	221,040
Cie des Alpes	3,241	108,533
Coface S.A. (a)	2,022	20,286
Dalenys (a)	1,352	13,432
Derichebourg S.A.	31,305	266,530
Devoteam S.A.	2,486	197,800
Edenred	45,201	1,179,850
Electricite de Strasbourg S.A.	88	12,069
Elior Group	19,633	573,053
Elis S.A.	6,943	159,132
Eramet (a)	1,499	74,187
Esso S.A. Francaise (a)	1,341	88,717
Euler Hermes Group	2,457	292,641
Eutelsat Communications S.A.	3,630	92,798
Exel Industries - A Shares	618	69,171
Faurecia	25,665	1,303,591
Fleury Michon S.A.	461	27,394
Fnac Darty S.A. (a)	5,410	440,920
Fnac Darty S.A. (a)	3,721	303,326
Gaztransport Et Technigaz S.A.	5,461	218,824
GEA	165	17,196
GL Events	3,794	107,007
Groupe Crit	1,062	98,876
Groupe Gorge (a)	1,266	34,330
Groupe Open	722	22,598
Guerbet	2,188	196,575
Haulotte Group S.A.	5,337	91,087
Havas S.A.	18,730	197,685
HERIGE SADCS	235	10,171
HiPay Group S.A. (a)	1,527	25,517
ID Logistics Group (a)	428	66,900
Imerys S.A.	3,235	281,634
Interparfums S.A.	5,282	200,696
Ipsen S.A.	13,044	1,786,281
IPSOS	12,134	455,265
Jacquet Metal Service	7,386	195,812
Korian S.A. (d)	22,136	755,248
Lagardere SCA	36,064	1,140,525
Lanson-BCC	15	577
Laurent-Perrier	1,367	120,245
Le Belier	299	15,234
Le Noble Age	1,488	102,498
Lectra	8,150	224,152

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

France—(Continued)
Linedata Services	855	$51,188
LISI	8,732	416,266
Maisons France Confort S.A.	1,526	109,797
Manitou BF S.A.	4,534	142,028
Manutan International	589	58,278
Mersen	8,985	295,402
METabolic EXplorer S.A. (a)	6,035	16,337
Metropole Television S.A.	15,772	367,225
MGI Coutier	3,301	132,024
Mr. Bricolage	601	9,611
Naturex (a)	2,045	215,903
Neopost S.A.	12,528	582,078
Nexans S.A.	10,974	601,205
Nexity S.A. (a)	12,502	726,754
NRJ Group (a)	9,690	120,983
Oeneo S.A.	4,362	46,561
Onxeo S.A. (a)	4,566	21,997
Onxeo S.A. (a) (d)	3,499	16,887
Orpea	11,098	1,236,707
Parrot S.A. (a) (d)	2,647	28,538
PCAS	614	11,938
Pierre & Vacances S.A. (a) (d)	2,817	158,456
Plastic Omnium S.A.	30,265	1,109,698
Plastivaloire	1,576	45,003
Rallye S.A.	8,863	182,666
Rexel S.A.	55,587	911,061
Robertet S.A.	14	6,466
Rothschild & Co.	488	17,872
Rubis SCA	16,886	1,922,319
Samse S.A.	107	17,953
Sartorius Stedim Biotech	7,221	560,101
Savencia S.A.	2,303	217,166
Seche Environnement S.A.	1,555	61,585
Sequana S.A. (a)	10,224	12,587
SES-imagotag S.A. (a)	383	12,785
Societe des Bains de Mer et du Cercle des Etrangers a Monaco (a)	16	605
Societe Marseillaise du Tunnel Prado-Carenage S.A.	293	7,060
Societe pour l’Informatique Industrielle	713	18,295
Societe Television Francaise 1	48,852	685,019
SOITEC (a)	5,935	362,792
Solocal Group (a)	140,462	184,277
Somfy S.A.	1,645	172,101
Sopra Steria Group (d)	5,251	838,315
SPIE S.A.	11,799	354,787
Ste Industrielle d’Aviation Latecoere S.A. (a)	26,469	126,500
STEF S.A.	1,145	120,263
Sword Group	3,419	139,706
Synergie S.A.	4,031	198,557
Tarkett S.A.	3,785	176,003
Technicolor S.A.	88,305	385,355
Teleperformance SE	18,986	2,442,436
Tessi S.A.	727	132,482
TFF Group	308	48,984
Thermador Groupe	1,081	114,977
Total Gabon	324	52,689

France—(Continued)
Touax S.A. (a)	1,706	24,142
Trigano S.A.	3,132	375,438
UBISOFT Entertainment S.A. (a)	41,482	2,355,188
Union Financiere de France BQE S.A.	1,257	42,928
Vallourec S.A. (a) (d)	64,313	393,939
Valneva SE (a) (d)	15,386	52,173
Vetoquinol S.A.	1,341	78,311
Vicat S.A.	5,373	378,537
VIEL & Cie S.A.	4,205	28,143
Vilmorin & Cie S.A.	2,684	218,938
Virbac S.A. (a)	1,270	203,864
Vranken-Pommery Monopole S.A.	958	26,713

		37,987,117

Georgia—0.0%
BGEO Group plc	6,261	284,997

Germany—6.3%
Aareal Bank AG	26,928	1,067,416
Adler Modemaerkte AG (a)	2,828	18,539
ADLER Real Estate AG (a) (d)	4,349	67,557
ADVA Optical Networking SE (a)	13,833	143,222
AIXTRON SE (a)	30,799	216,657
Allgeier SE	2,942	69,507
Amadeus Fire AG	2,107	185,195
Aurubis AG	14,317	1,127,853
Axel Springer SE	10,274	617,197
Basler AG	236	34,936
Bauer AG	4,696	113,120
BayWa AG	5,731	203,888
BayWa AG	305	10,839
Bechtle AG	6,063	780,767
Bertrandt AG (d)	1,677	168,199
Bijou Brigitte AG	1,603	107,939
Bilfinger SE (d)	3,381	132,607
Biotest AG (a)	4,221	135,808
Borussia Dortmund GmbH & Co. KGaA (Xetra Exchange)	26,420	184,689
CANCOM SE	6,787	412,637
Carl Zeiss Meditec AG	9,550	496,477
CENIT AG	3,819	93,823
CENTROTEC Sustainable AG	3,158	69,465
Cewe Stiftung & Co. KGaA	2,303	194,423
Comdirect Bank AG	13,399	149,007
CompuGroup Medical SE	8,932	501,410
Constantin Medien AG (a)	15,941	37,328
CropEnergies AG	9,235	102,137
CTS Eventim AG & Co. KGaA	17,775	786,007
Data Modul AG	138	12,360
Delticom AG	1,562	28,299
Deutsche Beteiligungs AG	2,815	125,610
Deutsche Euroshop AG	6,674	263,285
Deutsche Pfandbriefbank AG	10,699	132,050
Deutz AG	35,346	298,269
DIC Asset AG	7,859	86,145
DMG Mori AG	10,739	603,823

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
Dr. Hoenle AG	2,084	$78,007
Draegerwerk AG & Co. KGaA	1,062	85,565
Drillisch AG	17,268	1,042,633
Duerr AG	8,529	1,013,869
Eckert & Ziegler AG	1,629	65,119
Elmos Semiconductor AG	7,336	161,563
ElringKlinger AG (d)	11,206	214,784
Euromicron AG (a)	2,048	20,532
Evotec AG (a)	24,706	396,388
Fielmann AG	2,497	192,613
Francotyp-Postalia Holding AG	3,300	22,547
Fraport AG Frankfurt Airport Services Worldwide	3,441	304,391
Freenet AG	51,967	1,660,080
FUCHS Petrolub SE	4,292	202,736
Gerresheimer AG	9,821	790,224
Gerry Weber International AG (d)	9,842	113,640
Gesco AG	4,563	129,302
GFT Technologies SE (d)	5,932	123,108
Grammer AG	5,154	271,083
GRENKE AG	1,704	378,621
H&R AG GmbH & Co. KGaA (a)	4,113	57,336
Hamburger Hafen und Logistik AG	8,624	188,409
Heidelberger Druckmaschinen AG (a) (d)	100,140	304,883
Hella KGaA Hueck & Co.	2,951	145,249
HolidayCheck Group AG (a)	1,815	6,365
Hornbach Baumarkt AG	1,543	55,702
Hugo Boss AG	9,989	701,120
Indus Holding AG	9,706	690,417
Isra Vision AG	1,587	269,547
Jenoptik AG	19,047	501,009
K&S AG (d)	19,765	506,562
KION Group AG	8,423	646,682
Kloeckner & Co. SE	34,891	368,891
Koenig & Bauer AG	4,373	296,023
Kontron AG (a)	21,842	78,960
Krones AG	5,091	590,866
KSB AG	82	42,239
KWS Saat SE	859	337,984
LANXESS AG	27,203	2,060,159
LEG Immobilien AG	15,885	1,494,464
Leifheit AG	1,890	73,937
Leoni AG	12,471	644,269
LPKF Laser & Electronics AG (a) (d)	4,316	46,222
Manz AG (a) (d)	1,272	49,141
Medigene AG (a)	3,423	43,281
MLP AG	20,985	139,994
MTU Aero Engines AG	14,899	2,108,157
Nemetschek SE	6,185	460,687
Nexus AG	2,764	81,723
Nordex SE (a) (d)	23,261	285,685
Norma Group SE	10,781	560,521
OHB SE	2,315	70,279
OSRAM Licht AG	21,899	1,749,336
Paragon AG	137	10,337
Patrizia Immobilien AG (a)	17,552	331,497
Pfeiffer Vacuum Technology AG	3,596	526,277
PNE Wind AG	24,548	71,503

Germany—(Continued)
Progress-Werk Oberkirch AG	822	41,540
PSI Software AG	2,118	34,079
Puma SE	549	211,373
PVA TePla AG (a)	3,358	10,994
QSC AG	26,632	53,094
R Stahl AG	1,594	56,401
Rational AG	795	423,214
Rheinmetall AG	12,940	1,229,240
Rhoen Klinikum AG	15,358	448,587
RIB Software SE (d)	8,127	137,844
SAF-Holland S.A.	23,797	407,734
Salzgitter AG	12,083	493,626
Schaltbau Holding AG (a)	2,118	92,933
SHW AG	2,013	85,445
Siltronic AG (a)	2,093	177,568
Sixt SE	4,968	300,371
SMA Solar Technology AG (d)	3,992	120,337
SMT Scharf AG (a)	831	11,536
Softing AG	1,971	26,102
Software AG	20,357	892,275
Stabilus S.A.	3,005	233,339
Stada Arzneimittel AG (d)	19,797	1,404,467
Stroeer SE & Co. KGaA (d)	8,451	506,940
Suedzucker AG	26,310	548,288
Surteco SE	1,501	40,695
Suss Microtec AG (a)	6,216	73,104
TAG Immobilien AG	39,448	620,343
Takkt AG	11,656	291,427
Technotrans AG	3,008	129,451
Tele Columbus AG (a)	1,323	14,669
TLG Immobilien AG	6,129	125,449
Tom Tailor Holding SE (a)	8,518	75,972
Traffic Systems SE (d)	1,794	29,503
VERBIO Vereinigte BioEnergie AG	4,145	46,671
Vossloh AG (a)	4,712	303,209
VTG AG	4,846	189,067
Wacker Chemie AG	2,424	263,216
Wacker Neuson SE	10,071	244,183
Washtec AG	3,397	262,285
XING AG	1,097	292,246
Zeal Network SE	1,934	58,543

		44,648,368

Ghana—0.1%
Tullow Oil plc (a)	428,207	844,792

Greenland—0.0%
Gronlandsbanken A/S	17	1,622

Guernsey, Channel Islands—0.0%
Raven Russia, Ltd. (a)	80,649	51,726

Hong Kong—3.0%
Agritrade Resources, Ltd.	135,000	33,379
Alco Holdings, Ltd.	136,000	34,846
Allan International Holdings	20,000	5,712

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
Allied Group, Ltd.	22,000	$138,079
Allied Properties HK, Ltd.	1,118,024	242,238
Anxian Yuan China Holdings, Ltd. (a)	420,000	3,013
APAC Resources, Ltd. (a)	47,217	6,412
Applied Development Holdings, Ltd. (a)	250,000	17,932
Arts Optical International Holdings, Ltd.	16,000	5,328
Asia Financial Holdings, Ltd.	278,000	151,332
Asia Standard International Group, Ltd.	296,000	85,312
Asian Growth Properties, Ltd.	111,584	34,870
Associated International Hotels, Ltd.	14,000	41,960
Auto Italia Holdings (a)	175,000	1,976
Bel Global Resources Holdings, Ltd. (a) (b) (c)	520,000	0
BEP International Holdings, Ltd.	1,700,000	54,677
Bonjour Holdings, Ltd.	615,000	30,737
Bossini International Holdings, Ltd.	302,000	18,208
Bright Smart Securities & Commodities Group, Ltd.	96,000	28,168
Brightoil Petroleum Holdings, Ltd. (a)	664,000	179,819
Brockman Mining, Ltd. (a)	2,516,770	44,723
Burwill Holdings, Ltd. (a)	1,566,000	43,326
Cafe de Coral Holdings, Ltd.	134,000	434,230
Cash Financial Services Group, Ltd. (a)	288,000	10,530
Century City International Holdings, Ltd.	616,000	57,608
Champion Technology Holdings, Ltd. (a)	1,233,093	16,904
Chen Hsong Holdings	150,000	41,115
Cheuk Nang Holdings, Ltd.	95,574	64,155
Chevalier International Holdings, Ltd.	75,139	126,655
China Billion Resources, Ltd. (a)	238,000	762
China Energy Development Holdings, Ltd. (a)	3,670,000	33,844
China Flavors & Fragrances Co., Ltd.	71,446	21,322
China Healthcare Enterprise Group, Ltd. (a)	160,000	2,357
China LNG Group, Ltd. (a)	1,840,000	34,182
China Motor Bus Co., Ltd.	1,200	16,047
China Soft Power Technology Holdings, Ltd. (a)	48,435	1,168
China Solar Energy Holdings, Ltd. (a) (b) (c)	162,000	700
China Star Entertainment, Ltd. (a)	126,000	8,243
China Strategic Holdings, Ltd. (a)	3,402,500	53,249
China Ting Group Holdings, Ltd.	318,550	17,543
Chinese Estates Holdings, Ltd.	29,000	40,494
Chinney Investment, Ltd.	8,000	3,410
Chow Sang Sang Holdings International, Ltd.	119,000	277,846
Chuang’s China Investments, Ltd.	511,500	41,932
Chuang’s Consortium International, Ltd.	382,357	87,682
CK Life Sciences International Holdings, Inc.	1,594,000	134,302
CMBC Capital Holdings, Ltd.	750,000	39,397
CNQC International Holdings, Ltd.	82,500	27,398
CNT Group, Ltd.	246,000	19,852
Common Splendor International Health Industry Group, Ltd. (a)	342,000	26,301
Continental Holdings, Ltd. (a)	220,000	3,159
Convoy Global Holdings, Ltd. (a)	1,314,000	19,186
CP Lotus Corp. (a)	1,750,000	26,449
Crocodile Garments (a)	216,000	28,767
Cross-Harbour Holdings, Ltd. (The)	119,000	177,929
CSI Properties, Ltd.	2,574,023	123,706
Dah Sing Banking Group, Ltd.	172,671	367,604
Dah Sing Financial Holdings, Ltd.	66,260	556,362

Hong Kong—(Continued)
Dickson Concepts International, Ltd.	131,000	52,020
DMX Technologies Group, Ltd. (a) (b) (c)	186,000	2,756
Eagle Nice International Holdings, Ltd.	120,000	41,504
EcoGreen International Group, Ltd.	118,800	24,042
Emperor Capital Group, Ltd.	540,000	48,418
Emperor Entertainment Hotel, Ltd.	235,000	56,595
Emperor International Holdings, Ltd.	529,250	174,247
Emperor Watch & Jewellery, Ltd. (a)	1,520,000	65,222
ENM Holdings, Ltd. (a)	556,000	37,589
Esprit Holdings, Ltd. (a)	833,950	444,364
eSun Holdings, Ltd. (a)	400,000	45,590
Fairwood Holdings, Ltd.	26,500	111,505
Far East Consortium International, Ltd.	535,269	298,950
Far East Holdings International, Ltd. (a)	150,000	14,611
First Pacific Co., Ltd.	74,000	54,595
Future Bright Holdings, Ltd.	156,000	14,018
Future World Financial Holdings, Ltd. (a)	12,575	209
G-Resources Group, Ltd. (a)	10,474,800	150,303
GCL New Energy Holdings, Ltd. (a)	1,406,000	68,330
Get Nice Financial Group, Ltd.	64,350	9,541
Get Nice Holdings, Ltd.	2,574,000	90,750
Giordano International, Ltd.	512,000	292,509
Global Brands Group Holding, Ltd. (a)	896,000	94,107
Glorious Sun Enterprises, Ltd.	393,000	46,310
Gold Peak Industries Holdings, Ltd.	277,714	27,030
Golden Resources Development International, Ltd.	370,000	24,172
Good Resources Holdings, Ltd. (a)	420,000	18,587
Great Eagle Holdings, Ltd.	44,000	223,740
Guoco Group, Ltd.	3,000	34,400
Haitong International Securities Group, Ltd.	451,289	266,584
Hanison Construction Holdings, Ltd.	148,009	28,627
Hao Tian Development Group, Ltd. (a)	858,000	33,561
Harbour Centre Development, Ltd.	88,000	169,975
HKBN, Ltd.	203,500	204,090
HKR International, Ltd. (a)	332,800	179,052
Hon Kwok Land Investment Co., Ltd.	140,000	75,680
Hong Kong Aircraft Engineering Co., Ltd.	8,800	60,302
Hong Kong Ferry Holdings Co., Ltd.	22,000	25,228
Hong Kong Television Network, Ltd. (a)	165,000	63,548
Hongkong & Shanghai Hotels (The)	21,000	37,927
Hongkong Chinese, Ltd.	866,000	160,832
Hopewell Holdings, Ltd.	70,000	266,776
Hsin Chong Group Holdings, Ltd. (a) (b) (c)	918,000	41,153
Huarong Investment Stock Corp., Ltd. (a)	175,000	25,727
Hung Hing Printing Group, Ltd.	252,000	52,932
Hutchison Telecommunications Hong Kong Holdings, Ltd.	526,000	185,271
I-CABLE Communications, Ltd. (a)	177,000	11,121
Imagi International Holdings, Ltd. (a)	90,112	7,387
IPE Group, Ltd.	285,000	69,712
IRC, Ltd. (a)	760,000	24,336
IT, Ltd.	220,000	108,485
ITC Properties Group, Ltd.	99,556	39,670
Johnson Electric Holdings, Ltd.	106,875	371,739
K Wah International Holdings, Ltd.	47,045	28,569
Kader Holdings Co., Ltd.	264,000	24,633

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
Kam Hing International Holdings, Ltd.	196,000	$13,057
Kantone Holdings, Ltd. (a)	93,000	6,875
Karrie International Holdings, Ltd.	140,000	22,601
Keck Seng Investments	72,000	61,787
Kerry Logistics Network, Ltd.	107,000	158,173
Kingmaker Footwear Holdings, Ltd.	102,000	28,611
Kowloon Development Co., Ltd.	159,000	173,516
KuangChi Science, Ltd. (a)	66,000	23,417
Kwan On Holdings, Ltd. (a)	50,000	10,605
L’sea Resources International Holdings, Ltd. (a)	360,000	4,519
Lai Sun Development Co., Ltd.	5,470,666	199,750
Lai Sun Garment International, Ltd.	498,800	202,273
Lam Soon Hong Kong, Ltd.	15,000	22,094
Landing International Development, Ltd. (a)	13,110,000	129,096
Landsea Green Properties Co., Ltd.	120,000	9,837
Li & Fung, Ltd.	112,000	40,802
Lifestyle International Holdings, Ltd.	181,500	249,217
Lippo China Resources, Ltd.	2,106,000	71,517
Lippo, Ltd.	122,000	73,738
Lisi Group Holdings, Ltd.	562,000	44,622
Liu Chong Hing Investment, Ltd.	86,000	132,194
Luk Fook Holdings International, Ltd.	135,000	461,706
Luks Group Vietnam Holdings Co., Ltd.	68,000	22,118
Lung Kee Bermuda Holdings	116,000	52,744
Magnificent Hotel Investment, Ltd.	1,310,000	39,433
Man Sang International, Ltd. (a) (b)	150,000	8,838
Man Wah Holdings, Ltd. (d)	583,200	523,791
Mandarin Oriental International, Ltd.	7,700	15,401
Mason Financial Holdings, Ltd. (a)	5,445,000	71,149
Matrix Holdings, Ltd.	36,000	12,081
Melco International Development, Ltd.	140,000	375,841
Midland Holdings, Ltd. (a)	246,000	66,560
Midland IC&I, Ltd. (a)	151,000	8,026
Ming Fai International Holdings, Ltd.	145,000	23,062
Miramar Hotel & Investment	12,000	27,799
National Electronic Holdings, Ltd.	182,600	25,493
NetMind Financial Holdings, Ltd. (a)	8,984,000	38,004
New Century Group Hong Kong, Ltd. (a)	912,000	16,379
New Times Energy Corp., Ltd. (a)	459,450	15,355
Newocean Energy Holdings, Ltd. (a)	398,000	121,899
Next Digital, Ltd. (a)	414,000	17,234
Nine Express, Ltd. (a)	216,000	8,156
Noble Group, Ltd. (a)	226,440	76,792
O Luxe Holdings, Ltd. (a)	648,000	75,565
Orange Sky Golden Harvest Entertainment Holdings, Ltd. (a)	375,882	42,861
Orient Overseas International, Ltd. (a)	45,000	323,052
Oriental Watch Holdings	215,600	46,882
Pacific Andes International Holdings, Ltd. (a) (b) (c)	1,819,984	6,387
Pacific Basin Shipping, Ltd. (a)	976,000	216,363
Pacific Textiles Holdings, Ltd.	187,000	215,827
Paliburg Holdings, Ltd.	274,000	111,954
Paradise Entertainment, Ltd. (a)	168,000	25,368
Pearl Oriental Oil, Ltd. (a)	404,000	10,499
Perfect Shape Beauty Technology, Ltd.	108,000	10,806
Pico Far East Holdings, Ltd.	350,000	146,506

Hong Kong—(Continued)
Playmates Holdings, Ltd.	460,000	67,583
Playmates Toys, Ltd.	236,000	42,942
Polytec Asset Holdings, Ltd.	565,000	45,074
Public Financial Holdings, Ltd.	166,000	75,483
PYI Corp., Ltd. (a)	2,140,366	43,829
Regal Hotels International Holdings, Ltd.	126,000	110,551
Rentian Technology Holdings, Ltd. (a)	180,000	8,993
Sa Sa International Holdings, Ltd.	251,199	99,128
SAS Dragon Holdings, Ltd.	140,000	40,311
SEA Holdings, Ltd.	76,000	97,381
SEEC Media Group, Ltd. (a)	860,000	3,855
Shun Ho Property Investments, Ltd.	21,615	8,337
Shun Tak Holdings, Ltd. (a)	659,500	303,712
Silver Base Group Holdings, Ltd. (a)	633,000	41,364
Sincere Watch Hong Kong, Ltd. (a)	250,000	5,510
Sing Tao News Corp., Ltd.	276,000	34,576
Singamas Container Holdings, Ltd. (a)	724,000	112,235
SIS International Holdings	16,000	8,279
Sitoy Group Holdings, Ltd.	111,000	25,195
SmarTone Telecommunications Holdings, Ltd.	142,388	186,405
SOCAM Development, Ltd. (a)	179,876	47,231
Solomon Systech International, Ltd. (a)	920,000	44,833
Soundwill Holdings, Ltd.	41,500	100,544
South China Holdings Co., Ltd. (a)	1,240,000	48,354
Stella International Holdings, Ltd.	161,500	289,593
Stelux Holdings International, Ltd. (a)	260,500	21,395
Styland Holdings, Ltd.	460,000	11,156
Success Universe Group, Ltd. (a)	240,000	6,612
Sun Hing Vision Group Holdings, Ltd.	42,000	16,784
Sun Hung Kai & Co., Ltd.	270,440	174,137
Sunwah Kingsway Capital Holdings, Ltd.	310,000	4,566
TAI Cheung Holdings, Ltd.	206,000	218,999
Talent Property Group, Ltd. (a)	420,000	5,714
Tan Chong International, Ltd.	63,000	18,640
Tao Heung Holdings, Ltd.	204,000	50,358
Television Broadcasts, Ltd.	123,500	464,953
Texwinca Holdings, Ltd.	300,000	182,141
Tom Group, Ltd. (a)	118,000	28,868
Town Health International Medical Group, Ltd.	230,000	20,033
Tradelink Electronic Commerce, Ltd.	256,000	47,574
Transport International Holdings, Ltd.	112,800	364,809
Trinity, Ltd. (a)	466,000	28,954
TSC Group Holdings, Ltd. (a)	216,000	18,799
Tsui Wah Holdings, Ltd.	40,000	6,200
United Laboratories International Holdings, Ltd. (The) (a)	241,000	158,983
Universal Technologies Holdings, Ltd. (a)	120,000	4,310
Up Energy Development Group, Ltd. (a) (b) (c)	92,000	285
Upbest Group, Ltd.	16,000	2,398
Value Convergence Holdings, Ltd. (a)	104,000	14,788
Valuetronics Holdings, Ltd.	53,790	31,023
Vedan International Holdings, Ltd.	296,000	32,946
Victory City International Holdings, Ltd.	839,449	30,101
Vitasoy International Holdings, Ltd.	358,000	737,542
VS International Group, Ltd. (a)	160,000	6,046
VST Holdings, Ltd.	487,200	147,385
VTech Holdings, Ltd.	42,500	673,380

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
Wai Kee Holdings, Ltd.	54,000	$23,724
Win Hanverky Holdings, Ltd.	332,000	46,362
Winfull Group Holdings, Ltd. (a)	528,000	13,052
Wing On Co. International, Ltd.	46,000	151,127
Wing Tai Properties, Ltd.	280,000	187,569
Wonderful Sky Financial Group Holdings, Ltd.	44,000	11,732
Xinyi Glass Holdings, Ltd. (a)	750,000	743,677
Yat Sing Holdings, Ltd. (a)	160,000	70,465
Yeebo International Holdings, Ltd.	158,000	74,586
YGM Trading, Ltd.	46,000	42,812
Yugang International, Ltd.	1,466,000	36,243

		21,034,126

India—0.0%
Vedanta Resources plc	13,376	112,269

Ireland—0.8%
C&C Group plc	134,888	496,918
FBD Holdings plc (a)	10,350	97,396
Glanbia plc	37,294	729,443
Greencore Group plc	314,156	1,007,576
IFG Group plc	44,002	91,820
Independent News & Media plc (a)	35,056	5,367
Irish Continental Group plc	22,664	131,436
Kingspan Group plc	44,238	1,520,392
Smurfit Kappa Group plc	13,745	427,929
Tarsus Group plc	6,119	22,207
UDG Healthcare plc	104,367	1,178,102

		5,708,586

Isle of Man—0.2%
GVC Holdings plc	61,038	601,597
Hansard Global plc	2,566	3,012
Paysafe Group plc (a)	74,148	493,295

		1,097,904

Israel—1.0%
ADO Group, Ltd. (a)	3,904	53,555
Africa Israel Investments, Ltd. (a)	64,935	6,362
Africa Israel Properties, Ltd. (a)	4,653	98,736
Africa Israel Residences, Ltd.	880	17,987
Airport City, Ltd. (a)	25,014	346,120
Allot Communications, Ltd. (a)	10,216	51,852
Alrov Properties and Lodgings, Ltd.	3,807	111,531
Amot Investments, Ltd.	25,066	131,320
Ashtrom Properties, Ltd.	6,725	31,043
AudioCodes, Ltd. (a)	5,709	35,000
Avgol Industries 1953, Ltd.	9,099	11,628
Azorim-Investment Development & Construction Co., Ltd. (a)	23,712	25,772
Bayside Land Corp.	205	91,382
Big Shopping Centers, Ltd.	1,031	73,277
BioLine RX, Ltd. (a)	2,565	2,182
Blue Square Real Estate, Ltd.	767	35,069
Cellcom Israel, Ltd. (a)	13,058	125,606

Israel—(Continued)
Ceragon Networks, Ltd. (a)	14,799	38,357
Clal Biotechnology Industries, Ltd. (a)	17,579	18,642
Clal Insurance Enterprises Holdings, Ltd. (a)	7,114	120,222
Cohen Development & Industrial Buildings, Ltd.	305	8,823
Compugen, Ltd. (a)	14,846	57,174
Delek Automotive Systems, Ltd.	10,535	85,829
Delta-Galil Industries, Ltd.	4,030	119,316
Direct Insurance Financial Investments, Ltd.	5,783	62,404
El Al Israel Airlines	54,306	49,955
Electra Consumer Products 1970, Ltd.	1,236	24,763
Electra, Ltd.	652	130,398
Elron Electronic Industries, Ltd.	7,585	45,027
Energix-Renewable Energies, Ltd.	13,559	11,398
Equital, Ltd. (a)	550	14,413
Evogene, Ltd. (a)	5,090	25,500
First International Bank of Israel, Ltd.	8,900	161,354
FMS Enterprises Migun, Ltd.	910	38,194
Formula Systems 1985, Ltd.	2,591	96,943
Fox Wizel, Ltd.	1,475	30,980
Gilat Satellite Networks, Ltd. (a)	7,707	37,734
Hadera Paper, Ltd. (a)	1,104	69,539
Hamlet Israel-Canada, Ltd.	203	3,207
Harel Insurance Investments & Financial Services, Ltd.	43,597	257,495
Hilan, Ltd.	2,216	40,282
IDI Insurance Co., Ltd.	630	36,709
Industrial Buildings Corp., Ltd. (a)	39,465	55,082
Israel Discount Bank, Ltd. - Class A (a)	134,749	354,716
Israel Land Development Co., Ltd. (The)	3,950	36,329
Jerusalem Oil Exploration (a)	4,199	252,120
Kamada, Ltd. (a)	11,729	69,487
Kerur Holdings, Ltd.	931	27,631
Maabarot Products, Ltd.	3,435	63,841
Magic Software Enterprises, Ltd.	9,462	75,727
Matrix IT, Ltd.	14,215	145,886
Maytronics, Ltd.	8,215	32,059
Mazor Robotics, Ltd. (a)	11,491	198,752
Meitav Dash Investments, Ltd.	5,193	21,365
Melisron, Ltd.	4,351	228,341
Menora Mivtachim Holdings, Ltd.	11,310	142,461
Migdal Insurance & Financial Holding, Ltd.	55,471	59,298
Mivtach Shamir Holdings, Ltd.	1,401	30,470
Naphtha Israel Petroleum Corp., Ltd. (a)	14,775	117,772
Neto ME Holdings, Ltd.	788	91,053
Nova Measuring Instruments, Ltd. (a)	9,293	210,438
Oil Refineries, Ltd.	418,554	184,258
Partner Communications Co., Ltd. (a)	21,648	114,637
Paz Oil Co., Ltd.	1,481	252,741
Perion Network, Ltd. (a)	3,246	6,204
Phoenix Holdings, Ltd. (The) (a)	20,176	85,599
Plasson Industries, Ltd.	1,729	66,120
Rami Levi Chain Stores Hashikma Marketing, Ltd.	1,803	88,500
Sapiens International Corp. NV	1,269	14,545
Scope Metals Group, Ltd.	646	20,288
Shapir Engineering & Industry, Ltd.	13,184	41,891
Shikun & Binui, Ltd.	73,332	190,198
Shufersal, Ltd.	23,137	121,302

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Israel—(Continued)
Space Communication, Ltd. (a)	2,951	$21,293
Strauss Group, Ltd.	6,965	136,582
Summit Real Estate Holdings, Ltd.	2,798	19,820
Tadiran Holdings, Ltd.	568	15,913
Tower Semiconductor, Ltd. (a)	13,157	315,019
Tower Semiconductor, Ltd. (U.S. Listed Shares) (a)	1,303	31,077
Union Bank of Israel (a)	7,545	35,662

		6,807,557

Italy—3.9%
A2A S.p.A.	481,411	801,691
ACEA S.p.A.	23,394	354,760
Aeffe S.p.A. (a)	11,359	21,163
Amplifon S.p.A.	36,377	480,515
Anima Holding S.p.A.	31,184	224,782
Ansaldo STS S.p.A. (a)	39,015	497,802
Arnoldo Mondadori Editore S.p.A. (a)	63,913	116,827
Ascopiave S.p.A.	28,294	112,729
Astaldi S.p.A.	20,559	128,631
Autogrill S.p.A.	44,414	539,505
Azimut Holding S.p.A.	40,582	816,248
Banca Carige S.p.A. (a)	156,432	33,550
Banca Finnat Euramerica S.p.A.	50,851	21,508
Banca Generali S.p.A.	19,591	586,121
Banca IFIS S.p.A.	7,714	314,435
Banca Mediolanum S.p.A.	39,203	325,843
Banca Popolare dell’Emilia Romagna SC	202,667	1,018,647
Banca Popolare di Sondrio Scarl	173,614	685,501
Banca Profilo S.p.A.	117,883	27,134
Banco BPM S.p.A. (a) (d)	390,373	1,317,861
Banco di Desio e della Brianza S.p.A.	20,306	59,523
BasicNet S.p.A.	13,493	55,155
Biesse S.p.A.	6,021	216,787
Brembo S.p.A.	45,165	662,961
Brunello Cucinelli S.p.A.	8,151	214,269
Buzzi Unicem S.p.A.	27,815	696,245
Cairo Communication S.p.A.	24,474	107,562
Caltagirone Editore S.p.A. (a)	6,273	8,237
Cementir Holding S.p.A.	21,979	131,551
Cerved Information Solutions S.p.A.	44,102	473,063
CIR-Compagnie Industriali Riunite S.p.A.	157,057	220,895
Credito Emiliano S.p.A.	35,381	287,134
Credito Valtellinese S.p.A.	46,326	197,999
d’Amico International Shipping S.A. (a)	60,320	20,264
Danieli & C Officine Meccaniche S.p.A.	4,846	118,241
Datalogic S.p.A.	8,028	216,460
Davide Campari-Milano S.p.A.	149,165	1,054,418
De’Longhi S.p.A.	16,896	530,596
DeA Capital S.p.A.	18,071	25,218
DiaSorin S.p.A.	6,863	528,287
Ei Towers S.p.A.	7,035	407,631
El.En. S.p.A.	3,399	108,512
ERG S.p.A.	21,603	303,813
Esprinet S.p.A.	14,507	104,783
Eurotech S.p.A. (a)	13,076	19,988
Falck Renewables S.p.A.	34,815	46,236

Italy—(Continued)
Fincantieri S.p.A. (a)	79,520	88,952
FNM S.p.A.	55,327	33,568
Geox S.p.A.	34,378	113,720
Gruppo Editoriale L’Espresso S.p.A. (a)	52,528	47,440
Gruppo MutuiOnline S.p.A.	5,404	73,596
Hera S.p.A.	231,619	707,230
IMMSI S.p.A.	100,436	49,584
Industria Macchine Automatiche S.p.A.	5,461	502,469
Infrastrutture Wireless Italiane S.p.A.	27,392	155,974
Intek Group S.p.A. (a)	80,757	29,169
Interpump Group S.p.A.	28,206	774,116
Iren S.p.A.	231,134	536,435
Italgas S.p.A.	41,417	209,214
Italmobiliare S.p.A.	3,185	87,122
Juventus Football Club S.p.A. (a)	147,435	88,875
La Doria S.p.A.	3,877	46,397
Maire Tecnimont S.p.A. (d)	35,567	166,172
MARR S.p.A.	13,428	320,016
Mediaset S.p.A.	192,042	755,294
Moncler S.p.A.	23,859	559,566
Nice S.p.A.	9,890	40,079
Parmalat S.p.A.	10,144	35,090
Piaggio & C S.p.A. (d)	71,430	176,659
Prelios S.p.A. (a)	54,976	7,038
Prima Industrie S.p.A.	1,853	52,479
Prysmian S.p.A.	56,467	1,666,746
Reno de Medici S.p.A.	29,538	12,023
Reply S.p.A.	1,643	304,227
Retelit S.p.A. (a)	36,769	55,319
Sabaf S.p.A.	3,059	50,317
SAES Getters S.p.A.	1,416	27,793
Safilo Group S.p.A. (a)	10,142	75,209
Saipem S.p.A. (a)	74,741	276,274
Salini Impregilo S.p.A.	70,140	242,981
Salvatore Ferragamo S.p.A. (d)	16,352	437,185
Saras S.p.A. (d)	134,526	313,600
SAVE S.p.A.	5,376	127,627
Snaitech S.p.A. (a)	21,135	38,571
Societa Cattolica di Assicurazioni S.c.r.l.	61,974	482,987
Societa Iniziative Autostradali e Servizi S.p.A.	25,981	287,063
Sogefi S.p.A. (a)	24,822	133,390
SOL S.p.A.	11,001	133,842
Tamburi Investment Partners S.p.A.	14,397	82,706
Tiscali S.p.A. (a)	802,477	39,215
Tod’s S.p.A.	3,954	246,583
Trevi Finanziaria Industriale S.p.A. (a)	31,414	24,089
TXT e-solutions S.p.A.	1,815	22,487
Uni Land S.p.A. (a) (b) (c)	4,937	0
Unione di Banche Italiane S.p.A.	7,887	34,223
Unipol Gruppo Finanziario S.p.A.	126,457	557,359
UnipolSai S.p.A.	34,177	74,881
Vittoria Assicurazioni S.p.A.	11,087	151,358
Yoox Net-A-Porter Group S.p.A. (a)	21,096	583,523
Zignago Vetro S.p.A.	11,476	96,679

		27,475,592

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—23.3%
77 Bank, Ltd. (The)	8,000	$39,484
A&A Material Corp.	12,000	13,272
A&D Co., Ltd.	3,000	12,056
A/S One Corp.	4,100	191,817
Achilles Corp.	6,500	109,132
Adastria Co., Ltd.	9,240	257,605
ADEKA Corp.	34,600	527,720
Advan Co., Ltd.	6,700	68,211
Advanex, Inc.	900	13,387
Aeon Delight Co., Ltd.	3,900	126,348
Aeon Fantasy Co., Ltd.	2,400	69,159
Aeon Hokkaido Corp.	2,600	14,041
AGORA Hospitality Group Co., Ltd. (a)	27,000	8,424
Agro-Kanesho Co., Ltd.	3,500	51,316
Ahresty Corp.	9,200	91,011
Ai Holdings Corp.	12,200	328,928
Aica Kogyo Co., Ltd.	17,200	524,899
Aichi Bank, Ltd. (The)	2,600	146,717
Aichi Corp.	10,800	75,113
Aichi Steel Corp.	4,300	170,249
Aichi Tokei Denki Co., Ltd.	1,900	64,108
Aida Engineering, Ltd.	20,700	198,526
Aiphone Co., Ltd.	4,600	80,833
Airport Facilities Co., Ltd.	7,500	40,786
Aisan Industry Co., Ltd.	10,400	82,381
Aizawa Securities Co., Ltd.	13,800	84,388
Akebono Brake Industry Co., Ltd. (a)	32,600	102,383
Akita Bank, Ltd. (The)	62,000	183,554
Alconix Corp.	3,200	56,174
Alinco, Inc.	5,800	57,813
Alpen Co., Ltd.	7,000	124,864
Alpha Corp.	2,200	44,992
Alpha Systems, Inc.	3,140	64,118
Alpine Electronics, Inc.	16,600	248,757
Alps Logistics Co., Ltd.	6,000	38,340
Altech Corp.	2,600	85,201
Amano Corp.	21,000	437,438
Amiyaki Tei Co., Ltd.	1,100	40,666
Amuse, Inc.	3,600	97,940
Anabuki Kosan, Inc.	400	10,338
Anest Iwata Corp.	10,400	95,456
Anicom Holdings, Inc.	2,100	45,988
Anritsu Corp.	48,800	439,973
AOI Electronics Co., Ltd.	1,100	41,222
AOI TYO Holdings, Inc.	6,428	63,503
AOKI Holdings, Inc.	15,900	201,790
Aomori Bank, Ltd. (The)	69,000	244,766
Aoyama Trading Co., Ltd.	17,900	638,199
Arakawa Chemical Industries, Ltd.	6,600	113,397
Arata Corp.	4,200	143,168
Araya Industrial Co., Ltd.	26,000	44,206
Arcland Sakamoto Co., Ltd.	10,600	142,486
Arcs Co., Ltd.	13,364	289,492
Ardepro Co., Ltd.	15,000	20,273
Argo Graphics, Inc.	2,800	64,478
Ariake Japan Co., Ltd.	5,700	397,389
Arisawa Manufacturing Co., Ltd.	14,300	110,140

Japan—(Continued)
Arrk Corp. (a)	22,600	23,561
Artnature, Inc.	5,000	32,273
Asahi Broadcasting Corp.	2,400	17,430
Asahi Co., Ltd.	4,500	52,544
Asahi Diamond Industrial Co., Ltd.	21,200	156,071
Asahi Holdings, Inc.	9,000	148,085
Asahi Kogyosha Co., Ltd.	1,700	45,438
Asahi Net, Inc.	5,000	22,885
Asahi Printing Co., Ltd.	200	4,677
ASAHI YUKIZAI Corp.	25,000	55,298
Asahipen Corp.	4,000	6,366
Asanuma Corp.	24,000	69,359
Asatsu-DK, Inc.	12,800	320,622
Asax Co., Ltd.	1,800	27,019
Ashimori Industry Co., Ltd.	16,000	42,810
ASKA Pharmaceutical Co., Ltd.	7,500	112,619
ASKUL Corp. (d)	2,700	83,097
Asunaro Aoki Construction Co., Ltd.	5,800	43,678
Ateam, Inc.	600	15,940
Atom Corp.	11,100	76,098
Atsugi Co., Ltd.	61,000	65,625
Autobacs Seven Co., Ltd.	22,700	368,653
Avex Group Holdings, Inc.	12,000	161,076
Awa Bank, Ltd. (The)	73,000	497,428
Axell Corp.	3,800	26,623
Axial Retailing, Inc.	5,100	194,722
Bando Chemical Industries, Ltd.	15,400	152,756
Bank of Iwate, Ltd. (The)	6,000	239,723
Bank of Kochi, Ltd. (The)	16,000	18,105
Bank of Nagoya, Ltd. (The)	5,400	204,254
Bank of Okinawa, Ltd. (The)	9,160	372,778
Bank of Saga, Ltd. (The)	61,000	141,486
Bank of the Ryukyus, Ltd.	15,800	231,913
Belc Co., Ltd.	2,800	139,413
Belluna Co., Ltd.	13,800	164,948
Benefit One, Inc.	5,400	216,029
Best Denki Co., Ltd. (a)	30,400	42,532
Bic Camera, Inc.	23,500	249,652
Biofermin Pharmaceutical Co., Ltd.	500	13,514
BML, Inc.	7,600	147,877
Bookoff Corp.	4,700	33,051
BP Castrol KK	2,600	43,403
Broadleaf Co., Ltd.	10,200	62,998
BRONCO BILLY Co., Ltd.	2,400	56,217
Bull-Dog Sauce Co., Ltd.	600	11,712
Bunka Shutter Co., Ltd.	19,000	145,980
C Uyemura & Co., Ltd.	2,800	143,895
C.I. Takiron Corp.	18,000	95,802
CAC Holdings Corp.	6,200	58,091
Can Do Co., Ltd.	3,500	52,611
Canare Electric Co., Ltd.	800	17,545
Canon Electronics, Inc.	7,400	151,791
Capcom Co., Ltd.	14,000	332,198
Carlit Holdings Co., Ltd.	7,300	38,760
Cawachi, Ltd.	5,700	137,911
Central Glass Co., Ltd.	75,000	323,395
Central Security Patrols Co., Ltd.	3,300	59,496

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Central Sports Co., Ltd.	1,600	$64,146
Chiba Kogyo Bank, Ltd. (The)	16,000	84,247
Chilled & Frozen Logistics Holdings Co., Ltd.	2,800	33,061
CHIMNEY Co., Ltd.	1,400	34,596
Chino Corp.	2,700	29,939
Chiyoda Co., Ltd.	5,800	152,091
Chiyoda Corp.	6,000	35,350
Chiyoda Integre Co., Ltd.	4,600	91,290
Chofu Seisakusho Co., Ltd.	5,700	135,976
Chori Co., Ltd.	5,000	93,326
Chubu Shiryo Co., Ltd.	7,900	104,385
Chudenko Corp.	8,600	223,171
Chuetsu Pulp & Paper Co., Ltd.	35,000	73,611
Chugai Mining Co., Ltd. (a)	68,200	17,549
Chugai Ro Co., Ltd.	29,000	57,675
Chugoku Marine Paints, Ltd.	22,000	169,593
Chukyo Bank, Ltd. (The)	3,900	79,619
Chuo Gyorui Co., Ltd.	2,000	5,165
Chuo Spring Co., Ltd.	14,000	42,898
Ci:z Holdings Co., Ltd.	7,500	283,275
Citizen Watch Co., Ltd.	28,700	201,885
CKD Corp.	18,900	288,510
Clarion Co., Ltd.	34,000	129,507
Cleanup Corp.	7,300	56,295
CMIC Holdings Co., Ltd.	3,900	53,643
CMK Corp.	18,200	151,193
Cocokara fine, Inc.	5,700	282,082
COLOPL, Inc.	8,100	82,191
Colowide Co., Ltd.	17,000	289,836
Computer Engineering & Consulting, Ltd.	5,200	99,724
Computer Institute of Japan, Ltd.	2,000	10,117
CONEXIO Corp.	6,200	106,727
COOKPAD, Inc. (d)	12,600	102,406
Corona Corp.	5,600	56,790
Cosel Co., Ltd.	9,900	121,946
Cosmo Energy Holdings Co., Ltd.	21,800	344,299
Cosmos Initia Co., Ltd.	3,500	13,410
Create Medic Co., Ltd.	1,800	15,620
Create Restaurants Holdings, Inc.	4,700	42,468
Create SD Holdings Co., Ltd.	8,300	192,078
Cresco, Ltd.	2,000	66,366
CROOZ, Inc.	1,400	33,577
CTI Engineering Co., Ltd.	4,800	49,000
D.A. Consortium Holdings, Inc.	7,600	99,582
Dai Nippon Toryo Co., Ltd.	47,000	128,293
Dai-Dan Co., Ltd.	12,000	141,283
Dai-ichi Seiko Co., Ltd.	3,100	60,138
Daibiru Corp.	19,800	206,387
Daido Kogyo Co., Ltd.	10,000	27,481
Daido Metal Co., Ltd.	11,200	101,649
Daido Steel Co., Ltd.	36,000	207,833
Daidoh, Ltd.	10,800	42,469
Daihatsu Diesel Manufacturing Co., Ltd.	9,000	54,305
Daihen Corp.	36,000	283,687
Daiho Corp.	25,000	118,982
Daiichi Jitsugyo Co., Ltd.	14,000	76,641
Daiichi Kigenso Kagaku-Kogyo Co., Ltd.	5,000	58,477

Japan—(Continued)
Daiken Corp.	4,800	103,281
Daiken Medical Co., Ltd.	4,400	31,464
Daiki Aluminium Industry Co., Ltd.	9,000	49,785
Daikoku Denki Co., Ltd.	2,700	41,475
Daikokutenbussan Co., Ltd.	1,900	96,099
Daikokuya Holdings Co., Ltd. (a)	21,000	17,037
Daikyo, Inc.	115,000	234,678
Daikyonishikawa Corp.	4,100	54,878
Dainichi Co., Ltd.	4,100	28,645
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	25,000	198,431
Daio Paper Corp.	25,300	341,547
Daisan Bank, Ltd. (The)	5,100	77,855
Daiseki Co., Ltd.	10,700	238,094
Daiseki Eco. Solution Co., Ltd.	2,400	27,949
Daishi Bank, Ltd. (The)	111,000	512,075
Daishinku Corp.	2,600	39,075
Daisue Construction Co., Ltd.	2,300	20,995
Daisyo Corp.	3,100	49,580
Daito Bank, Ltd. (The)	52,000	75,484
Daito Pharmaceutical Co., Ltd.	3,960	87,419
Daitron Co., Ltd.	800	9,091
Daiwa Industries, Ltd.	11,000	120,252
Daiwabo Holdings Co., Ltd.	61,000	212,572
DCM Holdings Co., Ltd.	37,900	332,784
Denka Co., Ltd.	24,000	124,101
Denki Kogyo Co., Ltd.	21,000	108,252
Denyo Co., Ltd.	4,800	83,480
Descente, Ltd.	13,700	185,658
Digital Arts, Inc.	500	17,504
Dip Corp.	4,800	97,607
DKK-Toa Corp.	2,200	13,858
DKS Co., Ltd.	18,000	79,891
DMG Mori Co., Ltd.	23,500	387,650
DMW Corp.	700	11,733
Doshisha Co., Ltd.	8,200	156,137
Doutor Nichires Holdings Co., Ltd.	11,500	244,335
DSB Co., Ltd.	5,300	30,134
DTS Corp.	6,600	202,157
Dunlop Sports Co., Ltd.	4,900	49,129
Duskin Co., Ltd.	13,700	352,741
DyDo Group Holdings, Inc.	2,700	136,124
Dynic Corp.	16,000	26,359
Eagle Industry Co., Ltd.	7,800	131,899
Earth Chemical Co., Ltd.	2,700	139,085
Ebara Jitsugyo Co., Ltd.	2,500	33,136
EDION Corp.	28,900	262,544
eGuarantee, Inc.	1,200	28,233
Ehime Bank, Ltd. (The)	11,400	143,805
Eidai Co., Ltd.	10,000	45,305
Eighteenth Bank, Ltd. (The)	70,000	200,627
Eiken Chemical Co., Ltd.	4,600	139,300
Eizo Corp.	6,300	247,586
Elecom Co., Ltd.	5,100	103,182
Elematec Corp.	4,000	65,075
EM Systems Co., Ltd.	1,800	41,684
en-japan, Inc.	6,800	177,646

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Endo Lighting Corp.	2,600	$26,591
Enplas Corp.	3,400	104,866
Enshu, Ltd. (a)	23,000	23,979
EPS Holdings, Inc.	7,900	123,970
eRex Co., Ltd.	2,100	18,205
ESPEC Corp.	7,100	108,391
Excel Co., Ltd.	2,500	32,580
Exedy Corp.	11,600	327,424
F-Tech, Inc.	3,600	46,016
F@N Communications, Inc.	9,600	85,040
Faith, Inc.	2,680	29,543
FALCO HOLDINGS Co., Ltd.	3,100	42,226
Fancl Corp.	5,300	97,354
FCC Co., Ltd.	12,600	254,447
FDK Corp. (a)	25,000	29,786
Feed One Co., Ltd.	41,380	84,481
Ferrotec Holdings Corp.	10,400	134,701
FIDEA Holdings Co., Ltd.	62,510	104,257
Fields Corp.	6,000	64,467
Financial Products Group Co., Ltd.	20,000	191,144
FINDEX, Inc.	3,900	32,244
First Juken Co., Ltd.	3,400	47,037
Foster Electric Co., Ltd.	8,800	151,995
FP Corp.	3,100	167,771
France Bed Holdings Co., Ltd.	9,300	82,781
Freund Corp.	2,400	30,435
FTGroup Co., Ltd.	1,500	12,640
Fudo Tetra Corp.	60,300	96,790
Fuji Co., Ltd.	6,700	171,580
Fuji Corp., Ltd.	8,600	57,191
Fuji Kiko Co., Ltd.	7,600	49,957
Fuji Kyuko Co., Ltd. (d)	13,000	140,843
Fuji Oil Co., Ltd.	21,100	63,767
Fuji Oil Holdings, Inc.	21,300	492,012
Fuji Pharma Co., Ltd.	2,800	95,313
Fuji Seal International, Inc.	14,000	386,937
Fuji Soft, Inc.	7,300	206,540
Fujibo Holdings, Inc.	3,700	104,046
Fujicco Co., Ltd.	7,100	162,606
Fujikura Kasei Co., Ltd.	9,500	53,150
Fujikura Rubber, Ltd.	5,800	33,943
Fujikura, Ltd.	86,800	728,772
Fujimi, Inc.	7,000	144,913
Fujimori Kogyo Co., Ltd.	4,800	150,884
Fujisash Co., Ltd.	24,500	21,838
Fujishoji Co., Ltd.	1,300	13,218
Fujita Kanko, Inc.	800	26,252
Fujitec Co., Ltd.	19,500	255,102
Fujitsu Frontech, Ltd.	4,500	71,642
Fujitsu General, Ltd.	2,000	46,411
Fujiya Co., Ltd.	500	11,157
FuKoKu Co., Ltd.	5,100	45,678
Fukuda Corp.	1,600	75,965
Fukui Bank, Ltd. (The)	92,000	230,624
Fukui Computer Holdings, Inc.	600	20,181
Fukushima Bank, Ltd. (The)	112,000	86,761
Fukushima Industries Corp.	4,600	177,169

Japan—(Continued)
Fukuyama Transporting Co., Ltd.	53,000	337,023
FULLCAST Holdings Co., Ltd.	4,300	49,779
Fumakilla, Ltd.	5,000	42,771
Funai Electric Co., Ltd.	7,900	63,358
Funai Soken Holdings, Inc.	7,780	198,351
Furukawa Battery Co., Ltd. (The)	5,000	35,096
Furukawa Co., Ltd.	105,000	182,831
Furuno Electric Co., Ltd.	10,500	62,498
Furusato Industries, Ltd.	3,700	55,816
Furuya Metal Co., Ltd.	1,700	38,972
Fuso Chemical Co., Ltd.	4,000	129,926
Fuso Pharmaceutical Industries, Ltd.	2,600	64,241
Futaba Corp.	10,200	179,084
Futaba Industrial Co., Ltd.	19,600	177,542
Future Corp.	8,400	65,823
Fuyo General Lease Co., Ltd.	7,400	422,673
G-Tekt Corp.	7,700	143,875
Gakken Holdings Co., Ltd.	1,600	46,774
GCA Corp.	4,900	43,752
Gecoss Corp.	4,600	55,085
Genki Sushi Co., Ltd.	1,600	32,145
Genky Stores, Inc.	2,400	64,124
Geo Holdings Corp.	12,300	127,563
GLOBERIDE, Inc.	3,500	60,531
Glory, Ltd.	5,700	187,189
GMO Click Holdings, Inc.	1,800	12,675
GMO internet, Inc.	20,400	265,315
GMO Payment Gateway, Inc. (d)	2,900	161,004
Godo Steel, Ltd.	4,100	73,093
Goldcrest Co., Ltd.	7,230	160,171
Grandy House Corp.	3,600	13,673
Gree, Inc.	26,400	230,266
GSI Creos Corp.	28,000	34,447
Gun-Ei Chemical Industry Co., Ltd.	1,800	58,334
Gunze, Ltd.	69,000	248,057
Gurunavi, Inc.	8,500	137,769
H-One Co., Ltd.	6,000	65,898
Hagihara Industries, Inc.	2,000	52,529
Hakudo Co., Ltd.	500	7,607
Hakuto Co., Ltd.	5,900	74,841
Hakuyosha Co., Ltd.	800	21,410
Hamakyorex Co., Ltd.	5,600	139,928
Hanwa Co., Ltd.	64,000	458,939
Happinet Corp.	5,000	87,767
Hard Off Corp. Co., Ltd.	3,700	38,085
Harima Chemicals Group, Inc.	7,100	58,610
Haruyama Holdings, Inc.	5,400	49,522
Hazama Ando Corp.	54,490	343,780
Heiwa Corp.	200	4,462
Heiwa Real Estate Co., Ltd.	14,400	232,286
Heiwado Co., Ltd.	11,200	239,945
HI-LEX Corp.	7,700	195,485
Hibiya Engineering, Ltd.	7,800	133,512
Hiday Hidaka Corp.	4,846	120,764
Himaraya Co., Ltd.	2,600	20,427
Hioki EE Corp.	2,300	45,339
Hiramatsu, Inc.	8,300	48,916

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Hirano Tecseed Co., Ltd.	500	$6,135
Hirata Corp.	700	72,853
HIS Co., Ltd.	1,400	42,196
Hisaka Works, Ltd.	9,600	83,460
Hitachi Kokusai Electric, Inc.	14,600	341,135
Hitachi Maxell, Ltd.	2,500	51,284
Hitachi Zosen Corp.	61,600	303,723
Hochiki Corp.	6,300	100,787
Hodogaya Chemical Co., Ltd.	1,800	72,136
Hogy Medical Co., Ltd.	4,400	293,642
Hokkaido Electric Power Co., Inc.	35,000	266,921
Hokkaido Gas Co., Ltd.	27,000	66,038
Hokkan Holdings, Ltd.	25,000	94,987
Hokko Chemical Industry Co., Ltd.	8,000	34,857
Hokkoku Bank, Ltd. (The)	101,000	388,513
Hokuetsu Bank, Ltd. (The)	8,000	190,488
Hokuetsu Industries Co., Ltd.	7,000	64,018
Hokuetsu Kishu Paper Co., Ltd.	47,900	375,733
Hokuriku Electric Industry Co., Ltd.	28,000	34,203
Hokuriku Electric Power Co.	14,200	127,894
Hokuriku Electrical Construction Co., Ltd.	3,000	24,772
Hokuriku Gas Co., Ltd.	1,000	24,641
Hokuto Corp.	7,100	124,986
Honeys Holdings Co., Ltd.	6,930	74,938
Hoosiers Holdings Co., Ltd.	8,000	69,280
Horiba, Ltd.	6,400	389,987
Hosiden Corp.	20,000	229,355
Hosokawa Micron Corp.	2,200	96,116
Howa Machinery, Ltd.	5,700	39,487
Hurxley Corp.	800	7,942
Hyakugo Bank, Ltd. (The)	88,000	358,447
Hyakujushi Bank, Ltd. (The)	98,000	324,238
I-Net Corp.	3,520	41,568
IBJ Leasing Co., Ltd.	7,200	173,047
Ichibanya Co., Ltd.	1,700	58,169
Ichigo, Inc.	39,300	117,483
Ichiken Co., Ltd.	12,000	42,283
Ichikoh Industries, Ltd.	9,000	72,571
ICHINEN HOLDINGS Co., Ltd.	7,400	80,272
Ichiyoshi Securities Co., Ltd.	12,600	105,921
Icom, Inc.	3,800	85,107
Idec Corp.	8,800	114,663
IDOM, Inc.	20,400	140,831
Iino Kaiun Kaisha, Ltd.	32,200	138,219
IJT Technology Holdings Co., Ltd.	9,000	48,261
Ikegami Tsushinki Co., Ltd.	26,000	35,726
Imagica Robot Holdings, Inc.	4,500	28,787
Imasen Electric Industrial	7,200	84,387
Imperial Hotel, Ltd.	1,300	25,723
Inaba Denki Sangyo Co., Ltd.	8,100	307,859
Inaba Seisakusho Co., Ltd.	2,100	27,110
Inabata & Co., Ltd.	17,700	235,276
Inageya Co., Ltd.	9,700	163,087
Ines Corp.	9,500	95,202
Infocom Corp.	4,000	76,921
Infomart Corp.	15,400	117,084
Information Services International-Dentsu, Ltd.	4,300	100,913

Japan—(Continued)
Innotech Corp.	8,200	48,717
Intage Holdings, Inc.	5,800	114,894
Internet Initiative Japan, Inc.	9,800	177,840
Inui Global Logistics Co., Ltd.	5,355	40,042
Iriso Electronics Co., Ltd.	2,500	201,599
Ise Chemicals Corp.	5,000	21,802
Iseki & Co., Ltd.	7,400	145,076
Ishihara Sangyo Kaisha, Ltd. (a)	12,200	125,113
Ishii Iron Works Co., Ltd.	900	13,147
Ishizuka Glass Co., Ltd.	5,000	9,755
Istyle, Inc.	1,700	13,467
Itfor, Inc.	10,300	56,800
Itochu Enex Co., Ltd.	19,400	172,065
Itochu-Shokuhin Co., Ltd.	2,400	100,982
Itoki Corp.	15,600	133,963
IwaiCosmo Holdings, Inc.	7,900	87,253
Iwaki & Co., Ltd.	9,000	34,781
Iwasaki Electric Co., Ltd.	25,000	40,120
Iwatani Corp.	58,000	360,192
Iwatsuka Confectionery Co., Ltd.	500	20,057
Izutsuya Co., Ltd. (a)	4,700	18,268
J Trust Co., Ltd.	1,400	11,046
J-Oil Mills, Inc.	4,000	142,442
Jafco Co., Ltd.	6,400	258,748
Jalux, Inc.	2,400	58,083
Jamco Corp. (d)	3,400	74,839
Janome Sewing Machine Co., Ltd.	7,099	56,366
Japan Aviation Electronics Industry, Ltd.	5,000	69,346
Japan Display, Inc. (a) (d)	60,000	113,350
Japan Drilling Co., Ltd. (a)	2,100	42,069
Japan Foundation Engineering Co., Ltd.	10,200	32,891
Japan Material Co., Ltd.	1,800	33,692
Japan Medical Dynamic Marketing, Inc.	3,000	25,507
Japan Oil Transportation Co., Ltd.	100	2,381
Japan Petroleum Exploration Co., Ltd.	6,000	124,839
Japan Property Management Center Co., Ltd.	2,000	24,685
Japan Pulp & Paper Co., Ltd.	37,000	139,743
Japan Radio Co., Ltd.	4,000	51,406
Japan Steel Works, Ltd. (The)	23,200	363,669
Japan Transcity Corp.	12,000	48,630
Japan Wool Textile Co., Ltd. (The)	19,700	164,357
Jastec Co., Ltd.	5,100	56,145
JBCC Holdings, Inc.	7,000	51,968
JCU Corp.	3,200	113,797
Jeol, Ltd.	26,000	136,379
Jimoto Holdings, Inc.	67,900	123,487
JINS, Inc.	4,200	234,297
JK Holdings Co., Ltd.	5,600	32,884
JMS Co., Ltd.	15,000	43,422
Joban Kosan Co., Ltd.	1,700	27,268
Joshin Denki Co., Ltd.	14,000	202,334
JP-Holdings, Inc.	17,900	48,032
JSP Corp.	5,100	153,998
Juki Corp.	11,200	163,094
Juroku Bank, Ltd. (The)	122,000	385,529
Justsystems Corp.	9,700	144,448
JVC Kenwood Corp.	53,300	159,325

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
K&O Energy Group, Inc.	5,400	$85,266
K’s Holdings Corp.	5,700	111,394
kabu.com Securities Co., Ltd.	47,800	161,254
Kadokawa Dwango (a)	12,508	161,892
Kaga Electronics Co., Ltd.	7,200	147,865
Kakiyasu Honten Co., Ltd.	3,800	65,679
Kameda Seika Co., Ltd.	4,100	200,403
Kamei Corp.	8,700	118,504
Kanaden Corp.	7,200	74,546
Kanagawa Chuo Kotsu Co., Ltd.	12,000	78,380
Kanamoto Co., Ltd.	8,800	293,072
Kandenko Co., Ltd.	37,000	389,134
Kanematsu Corp.	149,000	305,417
Kanematsu Electronics, Ltd.	4,300	132,317
Kanemi Co., Ltd.	100	3,032
Kansai Urban Banking Corp.	11,000	131,744
Kanto Denka Kogyo Co., Ltd.	15,000	132,342
Kappa Create Co., Ltd. (a)	2,100	23,849
Kasai Kogyo Co., Ltd.	8,600	111,121
Katakura & Co-op Agri Corp.	8,000	19,205
Katakura Industries Co., Ltd.	9,500	112,607
Kato Sangyo Co., Ltd.	7,100	190,847
Kato Works Co., Ltd.	3,800	107,142
Kawada Technologies, Inc.	1,500	100,278
Kawai Musical Instruments Manufacturing Co., Ltd.	2,600	54,892
Kawasaki Kinkai Kisen Kaisha, Ltd.	7,000	18,880
Kawasaki Kisen Kaisha, Ltd. (a) (d)	122,000	293,415
Kawasumi Laboratories, Inc.	4,900	29,669
Keihanshin Building Co., Ltd.	14,500	90,355
Keihin Co., Ltd./Minato-Ku Tokyo Japan	23,000	32,759
Keihin Corp.	15,600	213,388
Keiyo Bank, Ltd. (The)	89,000	385,942
Keiyo Co., Ltd.	14,400	100,165
Kenko Mayonnaise Co., Ltd.	3,200	92,326
KEY Coffee, Inc.	6,700	131,040
KFC Holdings Japan, Ltd.	4,000	70,986
Kimoto Co., Ltd.	14,900	33,059
Kimura Chemical Plants Co., Ltd.	3,300	10,842
King Jim Co., Ltd.	5,800	49,763
Kinki Sharyo Co., Ltd. (The) (a)	1,200	27,536
Kintetsu Department Store Co., Ltd. (a)	19,000	59,411
Kintetsu World Express, Inc.	10,800	190,788
Kissei Pharmaceutical Co., Ltd.	8,100	219,658
Kita-Nippon Bank, Ltd. (The)	2,900	84,005
Kitagawa Iron Works Co., Ltd.	3,100	65,045
Kitamura Co., Ltd.	3,700	23,093
Kitano Construction Corp.	14,000	40,796
Kito Corp.	5,900	60,605
Kitz Corp.	31,200	291,694
Kiyo Bank, Ltd. (The)	25,000	433,784
KLab, Inc. (a)	10,600	168,186
KNT-CT Holdings Co., Ltd. (a)	33,000	50,859
Koa Corp.	10,200	189,312
Koatsu Gas Kogyo Co., Ltd.	11,100	80,255
Kobe Bussan Co., Ltd.	2,400	113,915
Kobe Electric Railway Co., Ltd. (a)	5,000	17,782
Kobelco Eco-Solutions Co., Ltd.	6,000	23,443

Japan—(Continued)
Kohnan Shoji Co., Ltd.	10,400	193,961
Kohsoku Corp.	4,000	38,031
Koike Sanso Kogyo Co., Ltd.	7,000	18,112
Kojima Co., Ltd. (a)	12,000	32,912
Kokusai Co., Ltd.	3,400	28,602
Kokuyo Co., Ltd.	33,800	461,876
KOMAIHALTEC, Inc.	1,800	35,147
Komatsu Seiren Co., Ltd.	10,200	65,521
Komatsu Wall Industry Co., Ltd.	2,700	49,339
Komeri Co., Ltd.	12,300	313,199
Komori Corp.	18,900	243,590
Konaka Co., Ltd.	7,300	39,152
Kondotec, Inc.	7,900	66,461
Konishi Co., Ltd.	9,900	141,825
Konoike Transport Co., Ltd.	3,200	43,679
Kosaido Co., Ltd. (a)	3,700	11,993
Koshidaka Holdings Co., Ltd.	2,500	62,527
Kotobuki Spirits Co., Ltd.	6,700	219,157
Kourakuen Holdings Corp.	2,900	47,199
Krosaki Harima Corp.	19,000	73,383
KRS Corp.	2,200	50,583
KU Holdings Co., Ltd.	8,000	69,029
Kumagai Gumi Co., Ltd.	91,000	292,554
Kumiai Chemical Industry Co., Ltd.	21,195	122,115
Kura Corp.	3,300	151,893
Kurabo Industries, Ltd.	76,000	175,730
Kureha Corp.	5,200	257,674
Kurimoto, Ltd.	3,500	63,588
Kuroda Electric Co., Ltd.	10,900	213,756
Kusuri No. Aoki Holdings Co., Ltd.	4,900	256,682
KYB Corp.	74,000	380,131
Kyodo Printing Co., Ltd.	30,000	102,180
Kyoei Steel, Ltd.	6,100	101,276
Kyokuto Boeki Kaisha, Ltd.	9,000	21,554
Kyokuto Kaihatsu Kogyo Co., Ltd.	11,400	183,608
Kyokuto Securities Co., Ltd.	7,600	108,975
Kyokuyo Co., Ltd.	3,500	96,255
KYORIN Holdings, Inc.	15,500	344,485
Kyoritsu Maintenance Co., Ltd.	6,518	189,697
Kyoritsu Printing Co., Ltd.	6,800	20,458
Kyosan Electric Manufacturing Co., Ltd.	16,000	83,967
Kyowa Electronic Instruments Co., Ltd.	8,000	32,577
Kyowa Exeo Corp.	32,300	543,968
Kyowa Leather Cloth Co., Ltd.	3,300	27,590
Kyudenko Corp.	8,100	290,430
Kyushu Financial Group, Inc.	67,100	424,744
LAC Co., Ltd.	5,900	77,797
Land Business Co., Ltd.	7,100	18,575
Lasertec Corp.	12,200	170,462
LEC, Inc.	4,400	108,171
Leopalace21 Corp.	82,400	511,787
Life Corp.	4,400	123,783
LIFULL Co., Ltd.	17,000	149,281
Linical Co., Ltd.	1,700	27,086
Link And Motivation, Inc.	8,900	64,129
Lintec Corp.	17,100	409,759
Livesense, Inc. (a)	3,500	21,614

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Look, Inc.	11,000	$24,060
M&A Capital Partners Co., Ltd. (a)	1,200	55,376
Macnica Fuji Electronics Holdings, Inc.	14,550	213,230
Maeda Corp.	40,000	441,209
Maeda Kosen Co., Ltd.	5,700	86,195
Maeda Road Construction Co., Ltd.	21,000	419,308
Maezawa Kasei Industries Co., Ltd.	5,700	63,840
Maezawa Kyuso Industries Co., Ltd.	3,900	53,230
Makino Milling Machine Co., Ltd.	40,000	331,353
Mamiya-Op Co., Ltd.	1,900	20,373
Mandom Corp.	5,200	282,370
Mani, Inc.	5,700	149,175
Mars Engineering Corp.	3,600	79,222
Marubun Corp.	8,200	57,546
Marudai Food Co., Ltd.	38,000	177,715
Marufuji Sheet Piling Co., Ltd.	13,000	30,895
Maruha Nichiro Corp.	13,900	367,117
Maruka Machinery Co., Ltd.	900	15,025
Marusan Securities Co., Ltd.	7,600	63,316
Maruwa Co., Ltd.	3,700	153,342
Maruyama Manufacturing Co., Inc.	1,500	23,618
Maruzen CHI Holdings Co., Ltd. (a)	11,900	38,512
Maruzen Showa Unyu Co., Ltd.	23,000	96,536
Marvelous, Inc.	9,500	93,290
Matsuda Sangyo Co., Ltd.	5,900	77,984
Matsui Construction Co., Ltd.	7,800	62,079
Matsui Securities Co., Ltd.	2,000	16,336
Matsuya Foods Co., Ltd.	2,500	93,548
Max Co., Ltd.	11,000	158,962
Maxvalu Nishinihon Co., Ltd.	2,400	35,421
Maxvalu Tokai Co., Ltd.	4,100	72,468
MCJ Co., Ltd.	4,300	45,344
MEC Co., Ltd.	5,800	72,201
Media Do Co., Ltd.	1,000	24,649
Medical System Network Co., Ltd.	5,300	24,127
Megmilk Snow Brand Co., Ltd.	8,000	223,016
Meidensha Corp.	58,000	199,237
Meiji Shipping Co., Ltd.	8,500	32,049
Meiko Electronics Co., Ltd.	7,500	95,853
Meiko Network Japan Co., Ltd.	7,200	96,001
Meisei Industrial Co., Ltd.	13,500	81,935
Meitec Corp.	9,500	404,996
Meito Sangyo Co., Ltd.	3,000	38,264
Meiwa Corp.	8,100	32,167
Meiwa Estate Co., Ltd.	5,200	37,013
Melco Holdings, Inc.	4,500	128,363
Menicon Co., Ltd.	900	29,569
Michinoku Bank, Ltd. (The)	57,000	93,859
Micronics Japan Co., Ltd. (d)	8,600	85,239
Mie Bank, Ltd. (The)	4,300	97,569
Mikuni Corp.	3,000	12,582
Milbon Co., Ltd.	3,660	205,943
Mimasu Semiconductor Industry Co., Ltd.	6,800	102,658
Minato Bank, Ltd. (The)	6,300	119,489
Ministop Co., Ltd.	5,400	113,195
Miraial Co., Ltd.	2,900	28,265
Mirait Holdings Corp.	22,200	249,626

Japan—(Continued)
Miroku Jyoho Service Co., Ltd.	5,900	125,487
Misawa Homes Co., Ltd.	6,700	60,226
Mitani Corp.	7,800	294,389
Mitani Sekisan Co., Ltd.	4,100	103,817
Mito Securities Co., Ltd.	24,000	67,785
Mitsuba Corp.	12,300	227,419
Mitsubishi Nichiyu Forklift Co., Ltd.	8,000	55,522
Mitsubishi Paper Mills, Ltd. (a)	12,000	86,353
Mitsubishi Pencil Co., Ltd.	11,800	332,946
Mitsubishi Research Institute, Inc.	2,000	58,018
Mitsubishi Shokuhin Co., Ltd.	4,800	137,864
Mitsubishi Steel Manufacturing Co., Ltd.	59,000	139,089
Mitsuboshi Belting, Ltd.	17,000	188,873
Mitsui Engineering & Shipbuilding Co., Ltd.	300,000	428,207
Mitsui High-Tec, Inc.	9,500	152,327
Mitsui Home Co., Ltd.	9,000	59,341
Mitsui Matsushima Co., Ltd.	5,200	64,572
Mitsui Mining & Smelting Co., Ltd.	216,000	847,822
Mitsui Sugar Co., Ltd.	6,100	176,915
Mitsui-Soko Holdings Co., Ltd.	37,000	101,160
Mitsumura Printing Co., Ltd.	5,000	11,346
Mitsuuroko Group Holdings Co., Ltd.	12,900	82,851
Miyaji Engineering Group, Inc.	18,000	38,541
Miyazaki Bank, Ltd. (The)	60,000	197,660
Miyoshi Oil & Fat Co., Ltd.	2,800	35,799
Mizuno Corp.	33,000	188,201
Mochida Pharmaceutical Co., Ltd.	3,500	252,622
Modec, Inc.	3,000	66,903
Monex Group, Inc.	73,600	195,170
Money Partners Group Co., Ltd.	7,100	32,052
Monogatari Corp. (The)	1,700	86,837
MORESCO Corp.	2,500	46,330
Morinaga Milk Industry Co., Ltd.	52,000	395,750
Morita Holdings Corp.	11,200	175,778
Morozoff, Ltd.	9,000	51,047
Mory Industries, Inc.	2,800	57,598
Mr Max Corp.	10,500	51,080
MTI, Ltd.	9,200	59,454
Mugen Estate Co., Ltd.	400	3,293
Murakami Corp.	3,000	58,520
Musashi Seimitsu Industry Co., Ltd.	7,900	229,232
Musashino Bank, Ltd. (The)	11,200	344,480
Mutoh Holdings Co., Ltd.	9,000	20,201
N Field Co., Ltd.	1,300	16,785
NAC Co., Ltd.	3,600	32,130
Nachi-Fujikoshi Corp.	60,000	341,568
Nafco Co., Ltd.	1,400	20,785
Nagaileben Co., Ltd.	5,600	130,374
Nagano Bank, Ltd. (The)	3,500	61,926
Nagano Keiki Co., Ltd.	4,200	28,799
Nagase & Co., Ltd.	2,600	39,615
Nagatanien Holdings Co., Ltd.	8,000	101,002
Nagawa Co., Ltd.	2,800	99,462
Nakabayashi Co., Ltd.	11,000	31,153
Nakamuraya Co., Ltd.	1,600	72,513
Nakanishi, Inc.	4,100	166,045
Nakano Corp.	4,000	21,947

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Nakayama Steel Works, Ltd.	6,300	$36,449
Nakayamafuku Co., Ltd.	2,000	14,014
Namura Shipbuilding Co., Ltd.	18,956	111,817
Nanto Bank, Ltd. (The)	9,200	261,753
Narasaki Sangyo Co., Ltd.	4,000	10,420
Natori Co., Ltd.	2,600	49,203
NDS Co., Ltd.	2,200	60,395
NEC Capital Solutions, Ltd.	3,800	62,582
NEC Networks & System Integration Corp.	7,800	169,664
NET One Systems Co., Ltd.	31,600	299,675
Neturen Co., Ltd.	9,800	93,071
New Japan Chemical Co., Ltd. (a)	9,900	13,765
New Japan Radio Co., Ltd. (a)	6,000	36,378
Nexyz Group Corp.	1,300	23,484
Nice Holdings, Inc.	31,000	42,309
Nichi-iko Pharmaceutical Co., Ltd.	13,200	206,168
Nichia Steel Works, Ltd.	13,000	32,656
Nichias Corp.	33,000	381,968
Nichiban Co., Ltd.	8,000	68,107
Nichicon Corp.	20,100	216,370
Nichiden Corp.	2,600	90,501
Nichiha Corp.	9,600	339,094
NichiiGakkan Co., Ltd.	11,800	117,239
Nichimo Co., Ltd.	16,000	25,232
Nichireki Co., Ltd.	9,000	106,464
Nihon Chouzai Co., Ltd.	1,660	52,709
Nihon Dempa Kogyo Co., Ltd.	7,600	59,285
Nihon Eslead Corp.	2,700	44,184
Nihon House Holdings Co., Ltd.	15,000	70,654
Nihon Kagaku Sangyo Co., Ltd.	3,000	43,985
Nihon Kohden Corp.	4,400	101,758
Nihon Nohyaku Co., Ltd.	14,000	82,619
Nihon Parkerizing Co., Ltd.	31,600	471,827
Nihon Plast Co., Ltd.	2,500	29,015
Nihon Tokushu Toryo Co., Ltd.	2,200	32,071
Nihon Trim Co., Ltd.	1,300	53,094
Nihon Unisys, Ltd.	16,900	267,610
Nihon Yamamura Glass Co., Ltd.	38,000	61,656
Nikkato Corp.	300	1,608
Nikkiso Co., Ltd.	18,600	179,010
Nikko Co., Ltd.	1,800	35,762
Nikkon Holdings Co., Ltd.	22,600	523,308
Nippon Air Conditioning Services Co., Ltd.	9,600	57,736
Nippon Beet Sugar Manufacturing Co., Ltd.	4,500	86,180
Nippon Carbide Industries Co., Inc.	23,000	39,185
Nippon Carbon Co., Ltd. (d)	3,900	121,263
Nippon Ceramic Co., Ltd.	5,200	121,089
Nippon Chemi-Con Corp.	59,000	214,484
Nippon Chemical Industrial Co., Ltd.	30,000	60,749
Nippon Chemiphar Co., Ltd.	800	36,768
Nippon Coke & Engineering Co., Ltd.	71,000	62,020
Nippon Concrete Industries Co., Ltd.	14,000	50,518
Nippon Denko Co., Ltd.	43,865	155,259
Nippon Densetsu Kogyo Co., Ltd.	12,500	257,303
Nippon Felt Co., Ltd.	8,600	39,026
Nippon Filcon Co., Ltd.	5,200	28,380
Nippon Fine Chemical Co., Ltd.	4,300	38,116

Japan—(Continued)
Nippon Flour Mills Co., Ltd.	22,500	361,143
Nippon Gas Co., Ltd.	9,600	311,451
Nippon Hume Corp.	8,200	49,889
Nippon Kanzai Co., Ltd.	4,800	85,034
Nippon Kinzoku Co., Ltd.	1,900	26,066
Nippon Kodoshi Corp.	1,600	18,423
Nippon Koei Co., Ltd.	5,000	142,205
Nippon Koshuha Steel Co., Ltd.	31,000	22,877
Nippon Light Metal Holdings Co., Ltd.	198,000	471,305
Nippon Paper Industries Co., Ltd.	7,000	143,376
Nippon Parking Development Co., Ltd.	65,100	94,528
Nippon Pillar Packing Co., Ltd.	6,500	92,883
Nippon Piston Ring Co., Ltd.	3,200	63,987
Nippon Rietec Co., Ltd.	5,800	64,529
Nippon Road Co., Ltd. (The)	27,000	142,489
Nippon Seiki Co., Ltd.	15,000	302,006
Nippon Seisen Co., Ltd.	6,000	38,035
Nippon Sharyo, Ltd. (a)	26,000	66,454
Nippon Sheet Glass Co., Ltd. (a)	33,000	273,281
Nippon Signal Co., Ltd.	18,700	172,423
Nippon Soda Co., Ltd.	46,000	254,686
Nippon Steel & Sumikin Bussan Corp.	5,196	249,741
Nippon Suisan Kaisha, Ltd.	80,500	471,320
Nippon Systemware Co., Ltd.	1,300	21,468
Nippon Thompson Co., Ltd.	23,200	122,799
Nippon Valqua Industries, Ltd.	6,000	118,871
Nippon Yakin Kogyo Co., Ltd. (d)	54,000	112,424
Nipro Corp.	24,900	325,010
Nishi-Nippon Railroad Co., Ltd.	61,000	274,412
Nishikawa Rubber Co., Ltd.	1,200	23,291
Nishimatsu Construction Co., Ltd.	97,000	515,035
Nishimatsuya Chain Co., Ltd.	8,800	90,134
Nishio Rent All Co., Ltd.	4,400	140,538
Nissan Shatai Co., Ltd.	1,300	12,959
Nissan Tokyo Sales Holdings Co., Ltd.	11,000	41,407
Nissei ASB Machine Co., Ltd.	2,100	73,081
Nissei Build Kogyo Co., Ltd.	18,000	100,104
Nissei Corp.	3,700	33,369
Nissei Plastic Industrial Co., Ltd.	6,000	57,015
Nissha Printing Co., Ltd. (d)	8,700	241,851
Nisshin Fudosan Co.	12,300	64,154
Nisshin Oillio Group, Ltd. (The)	51,000	299,567
Nisshin Steel Co., Ltd.	6,196	68,207
Nisshinbo Holdings, Inc.	47,000	477,750
Nissin Corp.	30,000	145,597
Nissin Electric Co., Ltd.	14,800	157,212
Nissin Kogyo Co., Ltd.	15,200	241,843
Nissui Pharmaceutical Co., Ltd.	5,100	62,576
Nitta Corp.	6,800	211,966
Nitta Gelatin, Inc.	4,500	28,922
Nittan Valve Co., Ltd.	6,300	22,060
Nittetsu Mining Co., Ltd.	2,200	118,342
Nitto Boseki Co., Ltd.	49,000	236,068
Nitto FC Co., Ltd.	4,500	38,050
Nitto Fuji Flour Milling Co., Ltd.	400	14,012
Nitto Kogyo Corp.	9,000	142,283
Nitto Kohki Co., Ltd.	4,100	94,003

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Nitto Seiko Co., Ltd.	12,500	$51,369
Nittoc Construction Co., Ltd.	11,050	56,805
Nittoku Engineering Co., Ltd.	5,200	144,462
NJS Co., Ltd.	3,300	40,314
Noevir Holdings Co., Ltd.	4,800	244,587
NOF Corp.	52,000	662,845
Nohmi Bosai, Ltd.	7,000	100,936
Nojima Corp.	4,200	65,238
Nomura Co., Ltd.	12,000	273,862
Noritake Co., Ltd.	4,200	144,004
Noritsu Koki Co., Ltd.	4,000	34,848
Noritz Corp.	11,400	226,447
North Pacific Bank, Ltd.	122,400	429,267
NS Solutions Corp.	10,200	242,946
NS United Kaiun Kaisha, Ltd.	41,000	82,706
NSD Co., Ltd.	10,670	192,423
Nuflare Technology, Inc.	800	47,842
Obara Group, Inc.	4,400	240,286
Odelic Co., Ltd.	1,000	41,699
Oenon Holdings, Inc.	21,000	52,561
Ogaki Kyoritsu Bank, Ltd. (The)	125,000	360,894
Ohara, Inc.	2,900	32,656
Ohashi Technica, Inc.	4,600	57,422
Ohsho Food Service Corp.	3,600	137,236
Oiles Corp.	8,000	141,661
Oita Bank, Ltd. (The)	57,000	219,673
Okabe Co., Ltd.	14,000	129,192
Okamoto Industries, Inc.	16,000	186,211
Okamoto Machine Tool Works, Ltd.	14,000	30,703
Okamura Corp.	26,300	249,949
Okasan Securities Group, Inc.	29,000	186,772
Okaya Electric Industries Co., Ltd.	8,900	31,644
Oki Electric Industry Co., Ltd.	22,700	322,334
Okinawa Cellular Telephone Co.	4,400	147,345
Okinawa Electric Power Co., Inc. (The)	13,507	308,844
OKK Corp.	31,000	35,166
OKUMA Corp.	43,000	409,794
Okumura Corp.	57,000	383,898
Okura Industrial Co., Ltd.	15,000	79,998
Okuwa Co., Ltd.	10,000	115,179
Olympic Group Corp.	4,900	26,881
ONO Sokki Co., Ltd.	4,200	28,479
Onoken Co., Ltd.	6,500	100,772
Onward Holdings Co., Ltd.	49,000	362,820
Open House Co., Ltd.	6,500	200,578
OPT Holding, Inc.	4,700	61,102
Optex Group Co., Ltd.	4,700	152,425
Organo Corp.	14,000	68,740
Origin Electric Co., Ltd.	17,000	46,973
Osaka Organic Chemical Industry, Ltd.	5,900	74,341
Osaka Soda Co., Ltd.	25,000	121,358
Osaka Steel Co., Ltd.	5,900	114,263
OSAKA Titanium Technologies Co., Ltd.	2,600	43,058
Osaki Electric Co., Ltd.	11,000	82,423
OSG Corp.	19,600	399,608
Otsuka Kagu, Ltd. (d)	5,500	45,032
OUG Holdings, Inc.	7,000	16,385

Japan—(Continued)
Outsourcing, Inc.	3,100	151,388
Oyo Corp.	7,400	104,183
Pacific Industrial Co., Ltd.	16,700	217,254
Pacific Metals Co., Ltd. (a)	61,000	160,498
Pack Corp. (The)	4,600	146,186
Pal Group Holdings Co., Ltd.	3,800	98,845
Paltac Corp.	11,150	376,032
PanaHome Corp. (d)	32,000	340,477
Paramount Bed Holdings Co., Ltd.	6,000	262,595
Parco Co., Ltd.	8,100	97,618
Paris Miki Holdings, Inc.	10,600	44,330
Pasco Corp.	6,000	19,472
Pasona Group, Inc.	6,200	57,227
Penta-Ocean Construction Co., Ltd.	90,500	514,865
PIA Corp.	300	10,093
Pilot Corp.	9,900	420,555
Piolax, Inc.	10,500	293,283
Pioneer Corp. (a)	117,700	236,248
Plenus Co., Ltd.	7,800	164,870
Press Kogyo Co., Ltd.	37,000	172,177
Pressance Corp.	10,400	137,551
Prestige International, Inc.	13,400	144,945
Prima Meat Packers, Ltd.	48,000	282,103
Pronexus, Inc.	6,700	78,438
Proto Corp.	4,400	68,570
PS Mitsubishi Construction Co., Ltd.	8,800	38,635
Qol Co., Ltd.	3,400	51,037
Raito Kogyo Co., Ltd.	16,900	178,901
Rasa Industries, Ltd.	26,000	32,002
Renaissance, Inc.	2,800	49,384
Rengo Co., Ltd.	72,300	419,774
Renown, Inc. (a) (d)	29,200	37,906
Resort Solution Co., Ltd.	4,000	13,108
Retail Partners Co., Ltd.	1,300	13,608
Rheon Automatic Machinery Co., Ltd.	5,000	55,990
Rhythm Watch Co., Ltd.	25,000	51,158
Riberesute Corp.	4,300	32,458
Ricoh Leasing Co., Ltd.	5,600	196,172
Right On Co., Ltd.	5,900	51,563
Riken Corp.	3,500	158,245
Riken Keiki Co., Ltd.	6,000	111,885
Riken Technos Corp.	15,000	79,712
Riken Vitamin Co., Ltd.	2,700	105,771
Ringer Hut Co., Ltd.	4,200	90,992
Rion Co., Ltd.	2,200	33,971
Riso Kagaku Corp.	9,458	184,499
Riso Kyoiku Co., Ltd.	11,590	91,962
Rock Field Co., Ltd.	6,600	113,476
Rokko Butter Co., Ltd.	3,600	85,045
Roland DG Corp.	3,000	68,340
Round One Corp.	24,800	234,868
Royal Holdings Co., Ltd. (d)	9,000	206,147
Ryobi, Ltd.	47,000	191,513
Ryoden Corp.	9,000	62,515
Ryosan Co., Ltd.	10,800	393,701
Ryoyo Electro Corp.	7,800	124,424
S Foods, Inc.	4,100	150,903

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
S&B Foods, Inc.	600	$36,991
Sac’s Bar Holdings, Inc.	6,850	76,865
Saibu Gas Co., Ltd.	122,000	287,944
Saizeriya Co., Ltd.	10,300	299,989
Sakai Chemical Industry Co., Ltd.	30,000	115,440
Sakai Heavy Industries, Ltd.	14,000	39,438
Sakai Moving Service Co., Ltd.	2,600	100,556
Sakai Ovex Co., Ltd.	1,600	25,739
Sakata INX Corp.	11,800	188,332
Sakura Internet, Inc.	1,600	13,153
Sala Corp.	12,900	79,682
SAMTY Co., Ltd.	2,600	28,408
San Holdings, Inc.	1,400	27,720
San-A Co., Ltd.	5,700	252,066
San-Ai Oil Co., Ltd.	20,000	204,692
San-In Godo Bank, Ltd. (The)	59,000	497,596
Sanden Holdings Corp. (a)	42,000	121,364
Sanei Architecture Planning Co., Ltd.	3,500	54,866
Sangetsu Corp.	20,500	356,113
Sanken Electric Co., Ltd.	37,000	155,911
Sanki Engineering Co., Ltd.	17,900	201,174
Sanko Marketing Foods Co., Ltd.	3,100	26,774
Sanko Metal Industrial Co., Ltd.	1,000	29,574
Sankyo Frontier Co., Ltd.	2,000	24,095
Sankyo Seiko Co., Ltd.	13,400	46,579
Sankyo Tateyama, Inc.	9,600	146,712
Sankyu, Inc.	96,000	626,651
Sanoh Industrial Co., Ltd.	10,100	71,452
Sanrio Co., Ltd.	5,400	105,867
Sanshin Electronics Co., Ltd.	8,500	109,383
Sanwa Holdings Corp.	15,700	165,722
Sanyo Chemical Industries, Ltd.	4,200	197,792
Sanyo Denki Co., Ltd.	16,000	164,320
Sanyo Electric Railway Co., Ltd.	20,000	103,040
Sanyo Housing Nagoya Co., Ltd.	3,000	29,740
Sanyo Industries, Ltd.	13,000	25,372
Sanyo Shokai, Ltd.	5,100	81,158
Sanyo Special Steel Co., Ltd.	43,000	244,090
Sapporo Holdings, Ltd.	13,000	358,320
Sata Construction Co., Ltd.	2,600	10,072
Sato Holdings Corp.	6,900	172,641
Sato Shoji Corp.	6,500	51,695
Satori Electric Co., Ltd.	5,500	40,872
Sawada Holdings Co., Ltd.	10,300	90,540
Saxa Holdings, Inc.	24,000	44,290
SBS Holdings, Inc.	6,900	54,806
Scroll Corp.	13,100	44,353
SEC Carbon, Ltd.	7,000	18,896
Secom Joshinetsu Co., Ltd.	900	28,047
Seibu Electric Industry Co., Ltd.	2,400	50,047
Seika Corp.	21,000	74,538
Seikitokyu Kogyo Co., Ltd.	12,500	64,920
Seiko Holdings Corp.	44,000	180,146
Seino Holdings Co., Ltd.	13,100	174,335
Seiren Co., Ltd.	19,100	300,805
Sekisui Jushi Corp.	10,200	187,420
Sekisui Plastics Co., Ltd.	10,300	84,048

Japan—(Continued)
Senko Group Holdings Co., Ltd.	31,000	201,687
Senshu Electric Co., Ltd.	2,400	45,582
Senshu Ikeda Holdings, Inc.	84,000	355,120
Senshukai Co., Ltd. (d)	11,000	79,311
Septeni Holdings Co., Ltd.	27,500	86,311
Shibaura Electronics Co., Ltd.	2,800	88,256
Shibaura Mechatronics Corp.	9,000	27,143
Shibusawa Warehouse Co., Ltd. (The)	21,000	67,776
Shibuya Corp.	5,400	162,960
Shidax Corp.	9,600	37,214
Shiga Bank, Ltd. (The)	89,000	459,956
Shikibo, Ltd.	47,000	61,206
Shikoku Bank, Ltd. (The)	70,000	195,551
Shikoku Chemicals Corp.	13,000	160,192
Shima Seiki Manufacturing, Ltd.	9,000	420,426
Shimachu Co., Ltd.	19,600	467,492
Shimane Bank, Ltd. (The)	2,500	29,162
Shimizu Bank, Ltd. (The)	3,400	110,470
Shimojima Co., Ltd.	6,300	63,878
Shin Nippon Air Technologies Co., Ltd.	4,600	64,784
Shin-Etsu Polymer Co., Ltd.	16,900	132,319
Shin-Keisei Electric Railway Co., Ltd.	19,000	70,801
Shinagawa Refractories Co., Ltd.	20,000	47,837
Shindengen Electric Manufacturing Co., Ltd.	28,000	152,444
Shinkawa, Ltd. (a)	5,300	33,756
Shinko Electric Industries Co., Ltd.	27,600	234,477
Shinko Plantech Co., Ltd.	16,100	124,558
Shinko Shoji Co., Ltd.	7,700	98,086
Shinko Wire Co., Ltd.	12,000	17,092
Shinmaywa Industries, Ltd.	34,000	287,492
Shinnihon Corp.	10,200	83,005
Shinoken Group Co., Ltd.	1,600	32,264
Shinsho Corp.	1,400	32,224
Shinwa Co., Ltd.	3,900	74,790
Ship Healthcare Holdings, Inc.	14,200	442,288
Shizuki Electric Co., Inc.	8,000	48,101
Shizuoka Gas Co., Ltd.	21,300	141,979
Shobunsha Publications, Inc.	4,800	30,668
Shochiku Co., Ltd.	3,000	38,306
Shoei Foods Corp.	4,300	127,054
Shofu, Inc.	3,900	46,349
Shoko Co., Ltd. (a)	19,000	16,600
Showa Aircraft Industry Co., Ltd.	4,000	42,039
Showa Corp. (a)	17,600	170,895
Showa Denko KK	15,500	360,793
Showa Sangyo Co., Ltd.	33,000	181,455
Siix Corp.	4,800	190,518
Sinanen Holdings Co., Ltd.	2,900	59,059
Sinfonia Technology Co., Ltd.	42,000	173,634
Sinko Industries, Ltd.	6,400	102,612
Sintokogio, Ltd.	16,800	174,695
SKY Perfect JSAT Holdings, Inc.	29,800	128,297
SMK Corp.	23,000	88,248
SMS Co., Ltd.	7,300	221,775
SNT Corp.	7,800	49,116
Soda Nikka Co., Ltd.	7,000	32,782
Sodick Co., Ltd.	16,800	195,849

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Soft99 Corp.	5,100	$40,825
Softbank Technology Corp.	3,200	58,015
Software Service, Inc.	1,200	52,138
Sogo Medical Co., Ltd.	2,400	103,700
Sosei Group Corp. (a)	800	88,201
Sotoh Co., Ltd.	3,100	31,578
Space Co., Ltd.	4,600	60,834
Sparx Group Co., Ltd.	35,900	69,156
SPK Corp.	1,700	40,188
SRA Holdings	3,100	83,374
Srg Takamiya Co., Ltd.	5,200	26,179
ST Corp.	4,200	98,532
St. Marc Holdings Co., Ltd.	5,100	156,053
Star Mica Co., Ltd.	800	20,467
Star Micronics Co., Ltd.	4,400	71,224
Starts Corp., Inc.	5,800	138,168
Starzen Co., Ltd.	2,500	109,410
Stella Chemifa Corp.	3,600	93,241
Step Co., Ltd.	4,100	52,498
Striders Corp. (a)	16,000	9,115
Studio Alice Co., Ltd.	2,900	59,184
Subaru Enterprise Co., Ltd.	1,000	5,442
Sugimoto & Co., Ltd.	3,800	52,400
Sumida Corp.	6,300	99,885
Suminoe Textile Co., Ltd.	23,000	55,616
Sumitomo Bakelite Co., Ltd.	68,000	480,173
Sumitomo Densetsu Co., Ltd.	5,400	78,239
Sumitomo Mitsui Construction Co., Ltd.	260,300	278,516
Sumitomo Osaka Cement Co., Ltd.	142,000	674,748
Sumitomo Precision Products Co., Ltd.	12,000	37,533
Sumitomo Riko Co., Ltd.	15,300	157,814
Sumitomo Seika Chemicals Co., Ltd.	3,200	157,383
Sumitomo Warehouse Co., Ltd. (The)	53,000	336,595
Sun Frontier Fudousan Co., Ltd.	7,600	76,514
Sun-Wa Technos Corp.	3,900	51,753
Suncall Corp.	8,300	46,583
SWCC Showa Holdings Co., Ltd. (a)	76,000	56,204
Systena Corp.	5,600	112,562
T Hasegawa Co., Ltd.	8,400	177,922
T RAD Co., Ltd.	29,000	91,891
T&K Toka Co., Ltd.	8,600	91,375
T-Gaia Corp.	8,400	159,525
Tabuchi Electric Co., Ltd.	8,900	28,112
Tachi-S Co., Ltd.	10,300	188,315
Tachibana Eletech Co., Ltd.	5,640	76,623
Tadano, Ltd.	38,000	457,803
Taihei Dengyo Kaisha, Ltd.	12,000	138,381
Taiheiyo Kouhatsu, Inc.	21,000	18,359
Taiho Kogyo Co., Ltd.	6,400	81,109
Taikisha, Ltd.	9,100	240,542
Taiko Bank, Ltd. (The)	31,000	66,053
Taiko Pharmaceutical Co., Ltd.	2,300	45,324
Taisei Lamick Co., Ltd.	2,200	57,293
Taiyo Holdings Co., Ltd.	5,300	238,625
Taiyo Yuden Co., Ltd.	26,600	418,795
Takachiho Koheki Co., Ltd.	400	3,905
Takamatsu Construction Group Co., Ltd.	5,400	131,626

Japan—(Continued)
Takano Co., Ltd.	4,600	46,667
Takaoka Toko Co., Ltd.	4,365	63,422
Takara Holdings, Inc.	26,000	271,046
Takara Leben Co., Ltd.	28,600	128,536
Takara Printing Co., Ltd.	3,100	44,805
Takara Standard Co., Ltd.	14,400	235,661
Takasago International Corp.	5,400	203,644
Takasago Thermal Engineering Co., Ltd.	16,800	273,523
Takashima & Co., Ltd.	25,000	46,359
Take And Give Needs Co., Ltd.	4,010	27,551
Takeei Corp.	8,200	79,184
Takeuchi Manufacturing Co., Ltd.	10,000	183,932
Takihyo Co., Ltd.	10,000	41,841
Takisawa Machine Tool Co., Ltd.	22,000	34,729
Takuma Co., Ltd.	25,000	251,089
Tama Home Co., Ltd.	5,900	33,703
Tamron Co., Ltd.	6,000	103,963
Tamura Corp.	26,000	120,904
Tanseisha Co., Ltd.	11,750	125,106
Tatsuta Electric Wire and Cable Co., Ltd.	17,000	103,356
Tayca Corp.	12,000	100,942
TBK Co., Ltd.	8,000	36,254
Teac Corp. (a)	40,000	17,787
TECHNO ASSOCIE Co., Ltd.	300	3,046
Techno Medica Co., Ltd.	2,400	41,813
Techno Ryowa, Ltd.	4,800	33,819
Tecnos Japan, Inc.	2,000	20,717
Teikoku Electric Manufacturing Co., Ltd.	6,800	69,788
Teikoku Sen-I Co., Ltd.	6,900	114,966
Teikoku Tsushin Kogyo Co., Ltd.	15,000	27,933
Tenma Corp.	6,200	114,408
Teraoka Seisakusho Co., Ltd.	200	723
Tigers Polymer Corp.	2,200	14,455
TIS, Inc.	3,800	105,717
TKC Corp.	6,700	197,718
Toa Corp.	9,600	92,553
Toa Corp. (a)	5,800	91,733
Toa Oil Co., Ltd.	32,000	37,889
TOA ROAD Corp.	18,000	75,219
Toabo Corp.	3,400	16,769
Toagosei Co., Ltd.	37,000	482,006
Tobishima Corp.	55,600	83,196
Tobu Store Co., Ltd.	1,100	30,221
TOC Co., Ltd.	15,800	149,662
Tocalo Co., Ltd.	4,800	158,385
Tochigi Bank, Ltd. (The)	38,200	162,387
Toda Corp.	78,000	486,965
Toda Kogyo Corp.	11,000	27,040
Toei Animation Co., Ltd.	1,800	125,728
Toei Co., Ltd.	25,000	237,625
Toenec Corp.	16,000	99,685
Toho Bank, Ltd. (The)	83,000	292,219
Toho Co., Ltd.	2,700	73,534
Toho Holdings Co., Ltd.	19,600	386,595
Toho Zinc Co., Ltd.	50,000	210,979
Tohoku Bank, Ltd. (The)	47,000	63,604
Tohokushinsha Film Corp.	4,800	30,950

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Tohto Suisan Co., Ltd.	1,400	$23,274
Tokai Carbon Co., Ltd.	68,000	377,487
Tokai Corp.	3,900	154,696
TOKAI Holdings Corp.	23,700	176,793
Tokai Lease Co., Ltd.	16,000	29,905
Tokai Rika Co., Ltd.	8,800	162,436
Tokai Tokyo Financial Holdings, Inc.	34,400	191,302
Token Corp.	2,460	302,996
Tokushu Tokai Paper Co., Ltd.	3,300	119,583
Tokuyama Corp. (a)	106,000	511,952
Tokyo Dome Corp.	31,000	280,653
Tokyo Electron Device, Ltd.	2,400	35,970
Tokyo Energy & Systems, Inc.	8,000	71,984
Tokyo Individualized Educational Institute, Inc.	5,000	70,253
Tokyo Keiki, Inc.	21,000	52,157
Tokyo Ohka Kogyo Co., Ltd.	13,100	436,205
Tokyo Rakutenchi Co., Ltd.	13,000	66,752
Tokyo Rope Manufacturing Co., Ltd.	4,600	70,203
Tokyo Sangyo Co., Ltd.	12,000	47,417
Tokyo Seimitsu Co., Ltd.	13,800	445,034
Tokyo Steel Manufacturing Co., Ltd.	36,800	311,164
Tokyo Tekko Co., Ltd.	17,000	63,024
Tokyo Theatres Co., Inc.	29,000	36,646
Tokyo TY Financial Group, Inc.	9,724	268,754
Tokyotokeiba Co., Ltd.	3,100	79,079
Tokyu Recreation Co., Ltd.	6,000	44,970
Toli Corp.	20,000	66,673
Tomato Bank, Ltd.	4,200	58,796
Tomen Devices Corp.	1,500	29,729
Tomoe Corp.	12,500	39,767
Tomoe Engineering Co., Ltd.	2,100	33,682
Tomoegawa Co., Ltd.	12,000	25,471
Tomoku Co., Ltd.	27,000	91,716
TOMONY Holdings, Inc.	56,900	277,912
Tomy Co., Ltd.	22,400	267,027
Tonami Holdings Co., Ltd.	22,000	82,464
Topcon Corp.	11,500	198,555
Toppan Forms Co., Ltd.	19,800	204,852
Topre Corp.	11,900	322,907
Topy Industries, Ltd.	6,800	202,890
Toridolll Holdings Corp.	6,900	177,756
Torigoe Co., Ltd. (The)	7,100	50,888
Torii Pharmaceutical Co., Ltd.	3,600	87,818
Torishima Pump Manufacturing Co., Ltd.	7,700	77,859
Tosei Corp.	13,200	93,816
Toshiba Machine Co., Ltd.	42,000	189,011
Toshiba Plant Systems & Services Corp.	14,100	222,443
Toshiba TEC Corp.	13,000	67,334
Tosho Co., Ltd.	2,400	114,054
Tosho Printing Co., Ltd.	14,000	63,358
Totetsu Kogyo Co., Ltd.	8,400	257,008
Tottori Bank, Ltd. (The)	3,700	56,181
Toukei Computer Co., Ltd.	1,400	34,810
Tow Co., Ltd.	3,600	26,596
Towa Bank, Ltd. (The)	115,000	129,137
Towa Corp.	8,000	117,887
Towa Pharmaceutical Co., Ltd.	2,800	131,074

Japan—(Continued)
Toyo Construction Co., Ltd.	25,499	100,634
Toyo Corp.	9,600	92,634
Toyo Denki Seizo KK	3,200	47,401
Toyo Engineering Corp. (d)	38,000	93,713
Toyo Ink SC Holdings Co., Ltd.	76,000	400,082
Toyo Kanetsu KK	38,000	104,622
Toyo Kohan Co., Ltd.	16,000	59,782
Toyo Machinery & Metal Co., Ltd.	6,000	40,206
Toyo Securities Co., Ltd.	23,000	52,149
Toyo Sugar Refining Co., Ltd.	9,000	9,379
Toyo Tanso Co., Ltd.	4,600	79,469
Toyo Tire & Rubber Co., Ltd.	2,900	59,220
Toyo Wharf & Warehouse Co., Ltd.	25,000	40,740
Toyobo Co., Ltd.	332,000	609,228
TPR Co., Ltd.	7,300	236,275
Trancom Co., Ltd.	2,300	112,402
Transcosmos, Inc.	7,700	184,589
Trusco Nakayama Corp.	12,600	301,052
Trust Tech, Inc.	3,000	58,390
TS Tech Co., Ltd.	2,600	75,895
TSI Holdings Co., Ltd.	28,205	203,311
Tsubakimoto Chain Co.	45,000	388,881
Tsubakimoto Kogyo Co., Ltd.	8,000	31,208
Tsudakoma Corp. (a)	16,000	25,949
Tsugami Corp.	19,000	136,763
Tsukada Global Holdings, Inc.	7,200	37,488
Tsukamoto Corp. Co., Ltd.	21,000	24,128
Tsukishima Kikai Co., Ltd.	8,600	98,395
Tsukuba Bank, Ltd.	34,500	104,043
Tsukui Corp.	18,800	110,316
Tsumura & Co.	3,400	138,080
Tsurumi Manufacturing Co., Ltd.	6,100	101,329
Tsutsumi Jewelry Co., Ltd.	3,200	61,061
TTK Co., Ltd.	4,000	18,493
TV Tokyo Holdings Corp.	3,700	75,711
TYK Corp.	6,000	11,392
U-Shin, Ltd. (a)	8,400	56,637
UACJ Corp.	106,850	293,790
Ube Industries, Ltd.	163,000	420,133
Uchida Yoko Co., Ltd.	4,200	105,231
Ueki Corp.	11,000	26,762
UKC Holdings Corp.	5,000	84,363
Uniden Holdings Corp. (a)	25,000	55,566
Union Tool Co.	3,400	95,358
Unipres Corp.	13,900	309,892
United Arrows, Ltd.	6,000	194,615
United Super Markets Holdings, Inc.	20,700	218,863
Unitika, Ltd. (a)	156,000	115,390
Universal Entertainment Corp.	3,000	91,624
Unizo Holdings Co., Ltd.	3,800	105,573
Ushio, Inc.	39,000	491,395
UT Group Co., Ltd. (a)	8,300	133,607
Utoc Corp.	5,100	21,359
V Technology Co., Ltd.	800	138,382
Valor Holdings Co., Ltd.	11,800	268,038
Vector, Inc.	1,200	20,358
VeriServe Corp.	500	15,535

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Village Vanguard Co., Ltd.	2,300	$21,001
Vital KSK Holdings, Inc.	14,200	115,815
Vitec Holdings Co., Ltd.	3,700	46,227
Voyage Group, Inc.	1,500	30,721
VT Holdings Co., Ltd.	24,300	119,934
W-Scope Corp. (d)	3,600	63,172
Wacoal Holdings Corp.	29,000	392,418
Wakachiku Construction Co., Ltd.	46,000	66,799
Wakamoto Pharmaceutical Co., Ltd.	9,000	22,772
Wakita & Co., Ltd.	15,300	177,681
Warabeya Nichiyo Holdings Co., Ltd.	5,000	138,051
WATAMI Co., Ltd.	7,600	90,749
Weathernews, Inc.	2,100	70,283
Wellnet Corp.	4,600	56,840
West Holdings Corp.	7,200	52,695
WirelessGate, Inc.	1,000	13,890
Wood One Co., Ltd.	13,000	32,795
Wowow, Inc.	2,200	59,562
Xebio Holdings Co., Ltd.	8,700	153,704
Y.A.C. Holdings Co., Ltd.	3,900	45,921
Yachiyo Industry Co., Ltd.	3,900	38,732
Yahagi Construction Co., Ltd.	10,900	88,774
Yaizu Suisankagaku Industry Co., Ltd.	4,400	47,289
YAMABIKO Corp.	12,800	138,503
Yamagata Bank, Ltd. (The) (d)	52,000	233,142
Yamaichi Electronics Co., Ltd.	8,200	126,507
Yamanashi Chuo Bank, Ltd. (The)	59,000	249,597
Yamatane Corp.	3,400	49,708
Yamato Corp.	6,600	38,484
Yamato International, Inc.	6,700	25,558
Yamato Kogyo Co., Ltd.	1,800	46,224
Yamaya Corp.	1,150	16,187
Yamazawa Co., Ltd.	1,000	15,933
Yamazen Corp.	19,500	198,178
Yaoko Co., Ltd.	5,200	222,675
Yashima Denki Co., Ltd.	7,500	53,782
Yasuda Logistics Corp.	7,400	48,416
Yellow Hat, Ltd.	5,800	138,469
Yodogawa Steel Works, Ltd.	7,600	201,274
Yokogawa Bridge Holdings Corp.	12,800	177,529
Yokohama Reito Co., Ltd.	16,800	158,603
Yokowo Co., Ltd.	5,200	65,942
Yomeishu Seizo Co., Ltd.	3,000	54,831
Yomiuri Land Co., Ltd.	13,000	61,720
Yondenko Corp.	8,000	36,535
Yondoshi Holdings, Inc.	4,600	114,685
Yorozu Corp.	7,900	122,898
Yoshinoya Holdings Co., Ltd.	13,600	226,599
Yuasa Funashoku Co., Ltd.	13,000	35,407
Yuasa Trading Co., Ltd.	5,800	176,362
Yuken Kogyo Co., Ltd.	17,000	34,311
Yuki Gosei Kogyo Co., Ltd.	6,000	15,362
Yumeshin Holdings Co., Ltd.	10,100	67,243
Yurtec Corp.	12,000	81,834
Yusen Logistics Co., Ltd.	7,100	65,698
Yushiro Chemical Industry Co., Ltd.	3,700	49,823
Yutaka Giken Co., Ltd.	600	13,334

Japan—(Continued)
Zappallas, Inc.	4,900	22,930
Zenrin Co., Ltd.	7,900	229,068
ZERIA Pharmaceutical Co., Ltd.	9,200	170,703
Zojirushi Corp.	9,800	111,617
Zuiko Corp.	1,000	35,031
Zuken, Inc.	5,400	75,826

		166,884,552

Jersey, Channel Islands—0.1%
Centamin plc	342,133	690,735

Liechtenstein—0.0%
Liechtensteinische Landesbank AG	2,973	152,092
VP Bank AG	358	44,313

		196,405

Luxembourg—0.2%
APERAM S.A. (d)	21,182	989,350
B&M European Value Retail S.A.	136,852	603,913
L’Occitane International S.A.	54,000	124,362

		1,717,625

Macau—0.0%
Macau Legend Development, Ltd. (a)	359,000	65,434

Malaysia—0.0%
Nam Cheong, Ltd. (a)	321,000	4,909
Opus International Consultants, Ltd.	4,000	2,954

		7,863

Malta—0.1%
Kindred Group plc	77,749	879,687

Monaco—0.0%
Endeavour Mining Corp. (a)	16,215	279,836

Netherlands—2.1%
Aalberts Industries NV	34,547	1,377,042
Accell Group	10,832	354,281
AMG Advanced Metallurgical Group NV	11,371	334,825
Amsterdam Commodities NV	6,535	212,614
Arcadis NV	34,103	617,131
ASM International NV	19,662	1,144,427
Atrium European Real Estate, Ltd.	78,481	350,483
BE Semiconductor Industries NV	18,560	997,348
Beter Bed Holding NV	5,373	97,138
BinckBank NV	28,201	143,208
Boskalis Westminster	18,250	592,994
Brack Capital Properties NV (a)	1,353	137,285
Brunel International NV	9,034	126,989
Corbion NV	20,382	652,203
Euronext NV	13,262	689,258
Flow Traders	1,749	48,282
Fugro NV (a)	18,901	280,952
Gemalto NV	12,688	766,271

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Netherlands—(Continued)
Heijmans NV (a) (d)	11,179	$89,675
Hunter Douglas NV	2,423	206,315
IMCD Group NV	4,949	268,491
KAS Bank NV	6,580	73,659
Kendrion NV	3,947	161,642
Koninklijke BAM Groep NV	109,580	597,037
Koninklijke Vopak NV	8,116	376,777
Nederland Apparatenfabriek	2,241	99,823
New World Resources plc - A Shares (a) (b) (c)	11,898	7
OCI NV (a)	1,097	24,293
Ordina NV	44,115	79,012
PostNL NV	167,288	781,333
Refresco Group NV	662	13,513
SBM Offshore NV	72,035	1,156,333
Sligro Food Group NV	10,629	467,671
SNS REAAL NV (a) (b) (c)	105,329	0
Telegraaf Media Groep NV (a)	13,542	95,148
TKH Group NV	13,932	774,286
TomTom NV (a)	51,405	493,305
Van Lanschot NV	45	1,249
Wessanen	34,020	578,634

		15,260,934

New Zealand—1.1%
a2 Milk Co., Ltd. (a)	134,580	396,603
Abano Healthcare Group, Ltd.	880	6,035
Air New Zealand, Ltd.	205,023	490,119
Briscoe Group, Ltd.	13,123	37,822
Chorus, Ltd.	126,068	427,959
Contact Energy, Ltd.	88,793	339,039
Ebos Group, Ltd.	34,915	447,780
Freightways, Ltd.	56,791	319,022
Genesis Energy, Ltd.	64,870	115,594
Gentrack Group, Ltd.	6,656	23,808
Hallenstein Glasson Holdings, Ltd.	19,012	42,075
Heartland Bank, Ltd.	72,313	94,329
Infratil, Ltd.	198,373	432,519
Kathmandu Holdings, Ltd.	23,984	35,858
Mainfreight, Ltd.	32,022	551,710
Methven, Ltd.	19,898	16,483
Metlifecare, Ltd.	34,148	134,391
Metro Performance Glass, Ltd.	8,816	8,902
Michael Hill International, Ltd.	82,929	69,915
New Zealand Oil & Gas, Ltd. (a)	65,632	30,089
New Zealand Refining Co., Ltd. (The)	27,432	49,053
NZME, Ltd.	71,247	48,776
NZX, Ltd.	98,289	80,811
Pacific Edge, Ltd. (a)	17,353	6,487
PGG Wrightson, Ltd.	58,545	24,830
Port of Tauranga, Ltd.	131,460	428,721
Restaurant Brands New Zealand, Ltd.	61,567	282,754
Rubicon, Ltd. (a)	9,922	1,674
Sanford, Ltd.	314	1,611
Scales Corp., Ltd.	7,570	18,416
Skellerup Holdings, Ltd.	29,759	37,160
SKY Network Television, Ltd.	114,579	289,705

New Zealand—(Continued)
SKYCITY Entertainment Group, Ltd.	261,258	782,278
Summerset Group Holdings, Ltd.	25,600	89,116
Tilt Renewables, Ltd.	13,980	20,800
Tourism Holdings, Ltd.	4,866	14,975
TOWER, Ltd. (a)	59,836	57,150
Trade Me Group, Ltd.	117,080	457,621
Trustpower, Ltd.	13,980	55,612
Vector, Ltd.	130,306	318,001
Warehouse Group, Ltd. (The)	48,253	72,614
Xero, Ltd. (a)	18,888	349,135
Z Energy, Ltd.	30,805	178,484

		7,685,836

Norway—0.7%
ABG Sundal Collier Holding ASA	112,462	72,467
AF Gruppen ASA	945	16,975
Akastor ASA (a)	21,838	36,101
Aker Solutions ASA (a)	27,627	125,009
American Shipping Co. ASA (a)	12,027	35,904
Atea ASA (a)	22,644	303,657
Austevoll Seafood ASA	29,238	248,761
Bonheur ASA	10,311	94,490
Borregaard ASA	16,711	206,579
BW Offshore, Ltd. (a)	29,311	73,693
DNO ASA (a)	140,550	128,846
Ekornes ASA	10,741	148,085
Fred Olsen Energy ASA (a)	4,442	6,954
Frontline, Ltd.	10,258	57,871
Grieg Seafood ASA	11,731	81,867
Hexagon Composites ASA (a)	24,991	81,686
Hoegh LNG Holdings, Ltd.	13,626	135,874
Kongsberg Automotive ASA (a)	185,093	164,059
Kvaerner ASA (a)	79,410	97,253
Nordic Semiconductor ASA (a)	44,887	178,946
Norwegian Air Shuttle ASA (a) (d)	8,166	237,801
Norwegian Property ASA	11,843	14,626
Ocean Yield ASA	5,643	44,085
Odfjell SE - A Shares	1,949	7,259
Olav Thon Eiendomsselskap ASA	1,502	30,261
Opera Software ASA (a)	21,316	83,531
Petroleum Geo-Services ASA (a) (d)	61,434	107,008
PhotoCure ASA (a)	5,477	17,226
ProSafe SE (a)	3,505	11,646
Protector Forsikring ASA	13,480	113,018
Q-Free ASA (a)	24,256	23,547
Scatec Solar ASA	12,027	68,065
Selvaag Bolig ASA	3,405	13,144
Sevan Marine ASA (a)	16,466	28,272
Solstad Offshore ASA (a)	10,202	11,746
Songa Offshore (a)	3,180	12,185
SpareBank 1 SMN	29,963	258,246
SpareBank 1 SR Bank ASA	7,986	68,390
Stolt-Nielsen, Ltd.	5,818	81,971
TGS Nopec Geophysical Co. ASA	14,000	287,447
Tomra Systems ASA	37,589	459,759
Treasure ASA	21,003	40,265

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Norway—(Continued)
Veidekke ASA	39,123	$510,905
Wallenius Wilhelmsen Logistics (a)	21,003	124,054
Wilh Wilhelmsen Holding ASA - Class A	4,777	141,888
XXL ASA	17,225	165,599

		5,257,021

Peru—0.0%
Hochschild Mining plc (d)	74,658	266,316

Philippines—0.0%
Del Monte Pacific, Ltd.	77,636	18,325

Portugal—0.4%
Altri SGPS S.A.	35,597	164,246
Banco Comercial Portugues S.A. (a)	2,143,248	581,369
Banco Espirito Santo S.A. (a) (b) (c)	89,078	0
CTT-Correios de Portugal S.A.	5,621	35,685
Mota-Engil SGPS S.A.	40,942	113,885
Navigator Co. S.A. (The)	110,406	477,262
NOS SGPS S.A.	73,113	444,195
Novabase SGPS S.A.	7,827	28,614
REN - Redes Energeticas Nacionais SGPS S.A.	94,602	296,254
Semapa-Sociedade de Investimento e Gestao	3,197	62,157
Sonae SGPS S.A.	280,308	313,579
Teixeira Duarte S.A.	59,382	25,663

		2,542,909

Russia—0.0%
Evraz plc (a)	60,200	162,419

Singapore—1.2%
Abterra, Ltd. (a)	51,720	9,767
Accordia Golf Trust	47,600	24,730
Ascendas India Trust	94,500	77,818
ASL Marine Holdings, Ltd. (a)	52,500	4,813
Baker Technology, Ltd.	33,200	14,839
Banyan Tree Holdings, Ltd. (a)	97,700	36,193
Bonvests Holdings, Ltd.	18,000	16,997
Boustead Projects, Ltd. (a)	24,607	16,462
Boustead Singapore, Ltd.	82,025	52,456
Breadtalk Group, Ltd.	37,000	40,206
Broadway Industrial Group, Ltd.	132,199	12,560
Bukit Sembawang Estates, Ltd.	72,000	343,602
BW LPG, Ltd.	9,789	34,077
Centurion Corp., Ltd.	38,000	13,528
China Aviation Oil Singapore Corp., Ltd.	108,400	131,512
Chip Eng Seng Corp., Ltd.	157,000	82,848
Chuan Hup Holdings, Ltd.	125,000	23,998
COSCO Shipping International Singapore Co., Ltd. (a)	477,000	95,284
Creative Technology, Ltd. (a)	22,600	16,019
CSE Global, Ltd.	197,000	61,610
CW Group Holdings, Ltd.	106,000	16,613
CWT, Ltd.	81,000	131,202
Delfi, Ltd.	66,000	95,958
Dyna-Mac Holdings, Ltd. (a)	98,000	9,986

Singapore—(Continued)
Elec & Eltek International Co., Ltd.	23,000	34,508
Ezion Holdings, Ltd. (a)	516,229	88,090
Ezra Holdings, Ltd. (a) (b) (c)	1,000,703	7,995
Far East Orchard, Ltd.	74,044	84,605
First Resources, Ltd.	86,700	119,341
Food Empire Holdings, Ltd.	54,000	26,285
Fragrance Group, Ltd.	752,800	91,860
Frasers Centrepoint, Ltd.	29,000	39,605
Gallant Venture, Ltd. (a)	126,000	12,562
Geo Energy Resources, Ltd.	155,000	28,151
GK Goh Holdings, Ltd.	12,000	8,106
GL, Ltd.	188,000	97,647
Golden Agri-Resources, Ltd.	882,200	240,308
GuocoLand, Ltd.	28,000	38,442
Halcyon Agri Corp., Ltd. (a)	188,713	78,147
Hanwell Holdings, Ltd.	19,000	4,485
Haw Par Corp., Ltd.	12,600	102,503
Hi-P International, Ltd.	69,600	46,272
Hiap Hoe, Ltd.	58,000	29,491
Ho Bee Land, Ltd.	74,400	126,483
Hong Fok Corp., Ltd.	146,740	84,206
Hong Leong Asia, Ltd.	41,000	32,785
Hotel Grand Central, Ltd.	1,000	984
Hour Glass, Ltd. (The)	129,000	62,854
Hwa Hong Corp., Ltd.	138,000	31,076
Hyflux, Ltd.	179,500	71,710
IGG, Inc.	167,000	257,396
Indofood Agri Resources, Ltd.	152,000	52,998
Japfa, Ltd.	38,500	18,039
k1 Ventures, Ltd.	80,800	37,563
Kenon Holdings, Ltd. (a)	2,312	31,053
Keppel Infrastructure Trust	549,659	225,223
Keppel Telecommunications & Transportation, Ltd.	44,000	55,450
Koh Brothers Group, Ltd.	97,000	20,056
Lian Beng Group, Ltd.	116,900	51,164
Low Keng Huat Singapore, Ltd.	122,600	56,994
Lum Chang Holdings, Ltd.	115,000	29,245
M1, Ltd.	89,500	141,743
Metro Holdings, Ltd.	141,600	121,887
Mewah International, Inc.	110,000	23,172
Midas Holdings, Ltd. (a)	452,000	73,858
NSL, Ltd.	15,000	15,810
Olam International, Ltd.	45,700	64,737
Overseas Union Enterprise, Ltd.	119,200	169,706
Oxley Holdings, Ltd.	155,000	65,303
Pan-United Corp., Ltd.	43,000	17,178
Penguin International, Ltd. (a)	64,333	11,900
Q&M Dental Group Singapore, Ltd.	41,800	20,491
QAF, Ltd.	74,167	68,422
Raffles Education Corp., Ltd. (a)	384,774	53,667
Raffles Medical Group, Ltd.	148,756	144,883
RHT Health Trust	84,400	54,792
Rickmers Maritime (a) (b) (c)	110,000	783
Riverstone Holdings, Ltd.	40,000	29,200
Rotary Engineering, Ltd.	85,000	22,579
Roxy-Pacific Holdings, Ltd.	85,750	33,428
SATS, Ltd.	100,500	373,156

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Singapore—(Continued)
SBS Transit, Ltd.	40,500	$76,854
Sembcorp Industries, Ltd.	125,400	280,620
Sembcorp Marine, Ltd.	39,300	46,971
Sheng Siong Group, Ltd.	133,900	96,288
SHS Holdings, Ltd.	47,000	7,492
SIA Engineering Co., Ltd.	44,300	131,286
SIIC Environment Holdings, Ltd.	167,400	63,246
Sinarmas Land, Ltd.	656,600	205,083
Sing Holdings, Ltd.	82,000	21,163
Singapore Post, Ltd.	281,700	272,138
Singapore Reinsurance Corp., Ltd.	1,000	232
Stamford Land Corp., Ltd.	278,000	102,957
StarHub, Ltd.	101,900	201,580
Sunningdale Tech, Ltd.	41,100	51,947
Swiber Holdings, Ltd. (a) (b) (c)	117,749	1,745
Tuan Sing Holdings, Ltd.	169,000	39,243
UMS Holdings, Ltd.	93,000	67,838
United Engineers, Ltd.	138,000	275,410
United Industrial Corp., Ltd.	13,600	31,315
United Overseas Insurance, Ltd.	4,000	15,834
UOB-Kay Hian Holdings, Ltd.	131,440	128,890
UPP Holdings, Ltd.	46,000	9,024
Venture Corp., Ltd.	97,000	849,004
Vibrant Group, Ltd.	47,600	13,154
Vicom, Ltd.	2,000	8,251
Wee Hur Holdings, Ltd.	85,000	14,200
Wheelock Properties Singapore, Ltd.	58,000	79,007
Wing Tai Holdings, Ltd.	159,621	230,876
XP Power, Ltd.	4,116	130,368
Yeo Hiap Seng, Ltd.	19,712	18,639
Yongnam Holdings, Ltd. (a)	241,875	36,009

		8,800,119

South Africa—0.0%
Petra Diamonds, Ltd. (a)	172,115	244,859

Spain—2.1%
Acciona S.A.	7,188	634,433
Acerinox S.A.	70,013	961,379
Adveo Group International S.A.	6,292	23,635
Alantra Partners S.A.	3,678	47,774
Almirall S.A.	20,336	331,829
Amper S.A. (a)	186,713	47,118
Applus Services S.A.	17,445	220,071
Atresmedia Corp. de Medios de Comunicacion S.A.	21,362	250,615
Azkoyen S.A.	1,608	13,409
Baron de Ley (a)	1,039	133,479
Bolsas y Mercados Espanoles S.A.	27,936	1,010,806
Caja de Ahorros del Mediterraneo (a) (b) (c)	14,621	0
Cellnex Telecom S.A.	22,587	466,960
Cia de Distribucion Integral Logista Holdings S.A.	2,391	62,872
Cie Automotive S.A.	17,266	396,414
Construcciones y Auxiliar de Ferrocarriles S.A.	5,880	241,654
Distribuidora Internacional de Alimentacion S.A.	184,598	1,152,757
Duro Felguera S.A. (a) (d)	27,756	19,672
Ebro Foods S.A.	25,801	589,446

Spain—(Continued)
Elecnor S.A.	11,262	155,691
Ence Energia y Celulosa S.A	61,968	254,367
Ercros S.A. (a)	60,314	225,152
Euskaltel S.A.	1,702	18,124
Faes Farma S.A.	127,349	423,714
Fluidra S.A.	12,850	93,979
Grupo Catalana Occidente S.A.	20,412	859,700
Grupo Ezentis S.A. (a)	39,717	33,275
Iberpapel Gestion S.A.	612	20,960
Indra Sistemas S.A. (a)	42,149	608,916
Inmobiliaria Colonial S.A.	34,172	298,168
Laboratorios Farmaceuticos Rovi S.A.	3,511	68,399
Liberbank S.A. (a)	9,453	9,730
Mediaset Espana Comunicacion S.A.	49,361	615,002
Melia Hotels International S.A.	21,300	318,844
Miquel y Costas & Miquel S.A.	6,972	254,950
NH Hotel Group S.A. (a)	69,951	421,051
Obrascon Huarte Lain S.A.	35,775	128,347
Papeles y Cartones de Europa S.A.	21,436	183,792
Pescanova S.A. (a)	7,446	14,951
Pharma Mar S.A. (a) (d)	72,263	324,594
Prim S.A.	3,013	38,595
Promotora de Informaciones S.A. - Class A (a)	13,933	37,383
Prosegur Cia de Seguridad S.A.	54,905	357,637
Quabit Inmobiliaria S.A. (a)	12,404	25,088
Realia Business S.A. (a)	112,366	138,010
Sacyr S.A. (a) (d)	107,800	286,788
Solaria Energia y Medio Ambiente S.A. (a)	19,439	30,349
Talgo S.A.	7,525	45,664
Tecnicas Reunidas S.A.	11,115	430,906
Tubacex S.A.	28,250	107,869
Tubos Reunidos S.A. (a)	21,752	30,358
Vidrala S.A.	7,698	543,564
Viscofan S.A.	14,797	876,676
Vocento S.A. (a)	10,923	19,934
Zardoya Otis S.A.	9,760	101,071

		15,005,921

Sweden—3.1%
AAK AB	11,380	831,622
Acando AB	32,705	102,513
AddLife AB	8,096	164,989
AddNode Group AB	1,849	17,604
AddTech AB - B Shares	25,912	494,708
AF AB - B Shares	24,002	497,334
Ahlstrom-Munksjo Oyj (a)	17,418	355,262
Arise AB (a)	4,852	7,743
Atrium Ljungberg AB - B Shares	6,009	100,393
Avanza Bank Holding AB	7,660	334,510
Axactor AB (a)	126,649	33,280
B&B Tools AB - B Shares	12,796	188,765
BE Group AB (a)	1,962	16,101
Beijer Alma AB	9,404	277,351
Beijer Electronics Group AB (a)	5,229	27,434
Beijer Ref AB	6,792	188,144
Betsson AB (a)	27,465	238,098

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Sweden—(Continued)
Bilia AB - A Shares	36,212	$358,562
BillerudKorsnas AB	8,804	139,696
BioGaia AB - B Shares	5,094	207,647
Biotage AB	15,339	103,921
Bjorn Borg AB (a) (d)	9,936	38,224
Bonava AB	928	15,874
Bonava AB - B Shares	684	11,709
Bulten AB	2,144	30,543
Bure Equity AB	17,448	203,061
Byggmax Group AB	18,326	133,242
Catena AB	950	15,289
Clas Ohlson AB - B Shares	16,271	312,827
Cloetta AB - B Shares	92,493	380,996
Com Hem Holding AB	7,445	103,568
Concordia Maritime AB - B Shares	4,217	6,620
Corem Property Group AB - Class B	2,227	11,177
Dios Fastigheter AB	31,852	176,540
Doro AB	3,391	21,942
Duni AB	15,028	219,825
Dustin Group AB	1,409	11,715
Eastnine AB	7,088	59,311
Fabege AB	48,889	940,290
Fagerhult AB	19,170	277,608
Granges AB	10,033	92,551
Gunnebo AB	12,816	71,021
Haldex AB (a)	17,698	222,656
Hemfosa Fastigheter AB	14,975	162,092
HIQ International AB (a)	23,043	156,429
Hoist Finance AB	3,141	32,162
Holmen AB - B Shares	15,352	666,809
Hufvudstaden AB - A Shares	9,265	153,769
Indutrade AB	26,721	612,633
Intrum Justitia AB (d)	21,993	750,027
Inwido AB	3,779	53,226
ITAB Shop Concept AB - Class B	1,944	17,402
JM AB	23,748	840,785
KappAhl AB	29,980	163,111
Karo Pharma AB	17,354	89,573
Klovern AB - B Shares	114,185	125,155
Know It AB	9,489	146,550
Kungsleden AB	56,456	345,805
Lagercrantz Group AB - B Shares	24,681	271,725
Lindab International AB	21,316	232,556
Loomis AB - Class B	25,196	902,811
Medivir AB - B Shares (a)	10,470	91,002
Mekonomen AB	9,225	183,197
Modern Times Group MTG AB - B Shares	9,830	338,593
Momentum Group AB - Class B (a)	12,796	123,788
MQ Holding AB	9,112	35,584
Mycronic AB	32,829	299,316
NCC AB - B Shares	10,921	307,744
Nederman Holding AB	932	26,095
Net Insight AB - Class B (a)	74,697	58,101
NetEnt AB (a)	45,991	402,810
New Wave Group AB - B Shares	15,773	106,702
Nobia AB	43,387	437,749
Nolato AB - B Shares	9,452	355,123

Sweden—(Continued)
OEM International AB - B Shares	498	11,471
Pandox AB	2,349	41,968
Peab AB	53,219	645,724
Pricer AB - B Shares	32,212	37,659
Proact IT Group AB	4,203	102,061
Probi AB	211	14,614
Ratos AB - B Shares (d)	40,725	194,260
RaySearch Laboratories AB (a)	4,401	123,293
Recipharm AB - B Shares	2,485	36,286
Saab AB - Class B	4,217	208,703
Sagax AB - Class B	14,540	174,359
SAS AB (a)	30,409	66,426
Scandi Standard AB	6,479	46,950
Sectra AB - B Shares (a)	4,644	95,648
Semcon AB	5,540	41,768
SkiStar AB	9,076	210,685
SSAB AB (Helsinki Exchange) - A Shares (a)	25,093	115,000
SSAB AB (Helsinki Exchange) - B Shares (a) (d)	142,363	527,829
Sweco AB - B Shares	29,847	739,885
Systemair AB	4,286	74,851
Thule Group AB	14,376	270,724
Transcom Worldwide AB (c)	1,837	19,079
Victoria Park AB - B Shares	9,093	30,373
Vitrolife AB	4,321	272,287
Wallenstam AB - B Shares (d)	64,604	622,412
Wihlborgs Fastigheter AB	28,117	594,116

		21,849,121

Switzerland—5.4%
Allreal Holding AG (a)	3,866	699,451
ALSO Holding AG (a)	144	18,537
APG SGA S.A.	468	227,222
Arbonia AG (a)	10,560	193,409
Aryzta AG (a)	11,588	382,966
Ascom Holding AG	13,341	272,735
Autoneum Holding AG	1,187	325,999
Bachem Holding AG - Class B	1,074	122,588
Bank Cler AG	2,047	90,091
Banque Cantonale de Geneve	750	122,942
Banque Cantonale Vaudoise	739	547,566
Belimo Holding AG	197	849,135
Bell Food Group AG	560	267,908
Bellevue Group AG (a)	3,322	61,327
Berner Kantonalbank AG	1,950	372,834
BFW Liegenschaften AG (a)	528	25,213
BKW AG	4,798	282,063
Bobst Group S.A.	5,037	486,806
Bossard Holding AG - Class A	2,245	457,071
Bucher Industries AG	2,604	819,529
Burckhardt Compression Holding AG	1,124	323,860
Burkhalter Holding AG	1,291	185,129
Calida Holding AG (a)	2,002	79,363
Carlo Gavazzi Holding AG	48	17,202
Cembra Money Bank AG (a)	4,192	397,463
Cham Paper Holding AG (a)	113	45,282
Cicor Technologies, Ltd. (a)	644	32,902

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Switzerland—(Continued)
Cie Financiere Tradition S.A.	579	$56,356
Clariant AG (a)	41,461	916,215
Coltene Holding AG	1,187	122,522
Conzzeta AG	292	290,006
Daetwyler Holding AG	2,920	496,998
DKSH Holding AG	2,596	211,511
dormakaba Holding AG (a)	1,085	943,049
Edmond de Rothschild Suisse S.A.	3	51,324
EFG International AG (a)	20,307	132,074
Emmi AG (a)	916	689,931
Energiedienst Holding AG	3,017	83,451
Feintool International Holding AG (a)	588	73,052
Fenix Outdoor International AG	883	95,168
Ferrexpo plc	36,701	99,308
Flughafen Zuerich AG	7,026	1,725,257
Forbo Holding AG	500	821,430
GAM Holding AG (a)	68,723	925,403
Georg Fischer AG	1,395	1,354,240
Gurit Holding AG (a)	164	197,088
Helvetia Holding AG	2,402	1,376,944
Hiag Immobilien Holding AG (a)	891	115,226
Highlight Communications AG (a)	7,829	46,233
HOCHDORF Holding AG (a)	174	55,609
Huber & Suhner AG	5,559	415,772
Implenia AG	6,413	481,661
Inficon Holding AG (a)	688	340,572
Interroll Holding AG	243	324,397
Intershop Holding AG	395	198,159
IWG plc	206,169	869,601
Jungfraubahn Holding AG	85	10,082
Kardex AG (a)	2,548	292,840
Komax Holding AG	1,321	386,598
Kudelski S.A.	13,221	226,129
LEM Holding S.A.	246	318,098
Logitech International S.A.	59,506	2,185,112
Luzerner Kantonalbank AG	1,452	659,306
MCH Group AG	831	68,291
Metall Zug AG - B Shares	66	286,915
Meyer Burger Technology AG (a) (d)	59,465	74,502
Mikron Holding AG (a)	474	3,060
Mobilezone Holding AG	10,014	147,249
Mobimo Holding AG (a)	2,761	774,911
OC Oerlikon Corp. AG (a)	74,629	981,797
Orascom Development Holding AG (a) (d)	5,250	32,955
Orell Fuessli Holding AG	428	58,419
Oriflame Holding AG (a)	4,387	164,896
Orior AG	2,240	178,018
Panalpina Welttransport Holding AG	2,641	371,636
Phoenix Mecano AG	274	163,986
Plazza AG - Class A	292	70,451
PSP Swiss Property AG	9,560	893,940
Rieter Holding AG (a)	1,344	306,851
Romande Energie Holding S.A.	111	150,957
Schaffner Holding AG (a)	238	79,075
Schmolz & Bickenbach AG (a)	161,565	150,379
Schweiter Technologies AG	381	494,805
Siegfried Holding AG (a)	1,665	471,128

Switzerland—(Continued)
St. Galler Kantonalbank AG	1,123	495,449
Sulzer AG	2,848	323,357
Sunrise Communications Group AG (a)	1,477	116,227
Swiss Prime Site AG (a)	3,399	308,753
Swissquote Group Holding S.A.	3,968	109,612
Tamedia AG	904	144,051
Tecan Group AG	2,995	563,245
Temenos Group AG (a)	19,016	1,696,157
U-Blox Holding AG (a)	2,262	424,448
Valiant Holding AG	5,102	587,602
Valora Holding AG	1,223	391,255
Vaudoise Assurances Holding S.A.	423	234,757
Vetropack Holding AG	88	190,613
Von Roll Holding AG (a)	7,038	10,486
Vontobel Holding AG	9,780	637,376
VZ Holding AG	318	102,065
Walliser Kantonalbank (a)	1,160	108,349
Walter Meier AG	872	39,240
Warteck Invest AG	15	30,570
Ypsomed Holding AG (a)	1,361	275,357
Zehnder Group AG	3,984	145,018
Zug Estates Holding AG - B Shares (a)	83	159,973
Zuger Kantonalbank AG	59	325,909

		38,637,405

Taiwan—0.0%
China Metal International Holdings, Inc.	140,000	52,150

United Arab Emirates—0.0%
Lamprell plc (a)	100,553	133,704

United Kingdom—15.4%
4imprint Group plc	7,338	160,860
888 Holdings plc	47,916	159,266
A.G. Barr plc	43,047	345,581
AA plc	96,328	286,378
Aberdeen Asset Management plc	24,859	97,934
Acacia Mining plc	56,954	221,153
Acal plc	17,866	70,461
Afren plc (a) (b) (c)	251,096	0
Aggreko plc	26,887	322,600
Air Partner plc	4,960	7,179
Aldermore Group plc (a)	6,451	18,262
Amec Foster Wheeler plc	99,456	606,729
Anglo Pacific Group plc	35,633	51,404
Anglo-Eastern Plantations plc	4,252	45,055
Arrow Global Group plc	27,741	146,530
Ashmore Group plc	105,606	485,990
Auto Trader Group plc	108,911	539,259
AVEVA Group plc	4,501	113,772
Avon Rubber plc	10,973	145,842
Balfour Beatty plc	272,534	961,243
BBA Aviation plc	419,362	1,681,413
Beazley plc	227,019	1,444,254
Bellway plc	55,252	2,142,291
Berendsen plc	63,707	1,021,452

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Bloomsbury Publishing plc	25,349	$55,070
Bodycote plc	101,186	994,981
Booker Group plc	459,166	1,114,955
Bovis Homes Group plc	60,601	754,626
Braemar Shipping Services plc	7,120	25,963
Brewin Dolphin Holdings plc	132,379	591,035
Britvic plc	71,540	645,755
BTG plc (a)	51,257	466,123
Cairn Energy plc (a)	234,247	525,935
Cambian Group plc (a)	3,021	6,553
Cape plc	51,292	125,442
Capital & Counties Properties plc	65,403	249,412
Carclo plc (a)	16,990	37,724
Carillion plc (d)	169,977	413,664
Carr’s Group plc	15,540	27,923
Castings plc	2,870	17,277
Centaur Media plc	92,526	57,862
Chemring Group plc	123,138	297,142
Chesnara plc	58,648	295,634
Cineworld Group plc	70,599	645,836
City of London Investment Group plc	2,966	15,710
Clarkson plc	4,101	134,996
Close Brothers Group plc	58,401	1,148,548
CLS Holdings plc	40,710	107,635
Cobham plc	764,307	1,292,903
Communisis plc	57,478	38,186
Computacenter plc	33,426	353,209
Concentric AB	21,708	355,511
Connect Group plc	107,240	157,550
Consort Medical plc	22,450	305,585
Costain Group plc	22,166	133,288
Countrywide plc	2,910	6,353
Cranswick plc	21,718	793,523
Crest Nicholson Holdings plc	18,352	125,163
Daejan Holdings plc	1,147	92,245
Daily Mail & General Trust plc - Class A	83,431	725,106
Dairy Crest Group plc (d)	60,187	469,826
De La Rue plc	32,774	285,116
Debenhams plc	426,182	240,147
Dechra Pharmaceuticals plc	20,649	457,052
Devro plc	61,396	165,298
Dialight plc (a)	3,360	48,088
Dialog Semiconductor plc (a)	22,851	979,632
Dignity plc	21,727	703,740
Diploma plc	38,305	552,234
Domino’s Pizza Group plc	147,744	565,826
Drax Group plc	137,597	583,956
DS Smith plc	336,909	2,079,871
Dunelm Group plc	12,749	99,919
EI Group plc (a)	256,620	429,521
Electrocomponents plc	174,930	1,316,543
Elementis plc	171,004	655,398
EnQuest plc (a)	38,556	16,138
EnQuest plc (a) (d)	582,443	241,650
Essentra plc	78,989	580,916
esure Group plc	6,724	26,408
Euromoney Institutional Investor plc	14,736	205,959

United Kingdom—(Continued)
FDM Group Holdings plc	1,458	14,429
Fenner plc	78,996	295,206
Fidessa Group plc	14,501	437,852
Findel plc (a)	17,439	45,499
Firstgroup plc (a)	412,049	675,231
Foxtons Group plc	51,116	63,119
Fuller Smith & Turner plc - Class A	7,667	106,712
Galliford Try plc	37,386	565,578
Gem Diamonds, Ltd. (a)	35,552	42,558
Genus plc	26,031	603,781
Go-Ahead Group plc	12,021	275,542
Gocompare.Com Group plc (a)	25,853	35,671
Grafton Group plc	88,160	810,967
Grainger plc	65,581	224,708
Greene King plc	121,167	1,063,515
Greggs plc	41,552	584,493
Halfords Group plc	89,687	399,771
Halma plc	135,194	1,939,057
Hays plc	439,356	950,695
Headlam Group plc	53,920	377,963
Helical plc	47,664	186,833
Henry Boot plc	5,947	23,563
Hill & Smith Holdings plc	32,350	581,569
Hilton Food Group plc	5,520	53,065
Hiscox, Ltd.	106,215	1,753,486
Hogg Robinson Group plc	72,262	62,102
HomeServe plc	112,845	1,081,674
Howden Joinery Group plc	194,200	1,029,961
Hunting plc (a)	52,837	336,788
Huntsworth plc	31,310	23,680
IG Group Holdings plc	127,101	940,987
Imagination Technologies Group plc (a)	15,307	30,528
IMI plc	33,106	515,596
Inchcape plc	161,511	1,588,423
Indivior plc (a)	173,858	708,956
Inmarsat plc	89,261	895,128
Intermediate Capital Group plc	26,473	287,381
International Personal Finance plc	79,366	174,315
Interserve plc	69,361	209,064
IP Group plc (a)	139,902	245,414
ITE Group plc	82,799	165,991
Jackpotjoy plc (a)	2,200	19,457
James Fisher & Sons plc	20,005	424,431
Janus Henderson Group plc (a) (b)	41,412	1,371,151
Jardine Lloyd Thompson Group plc	46,166	722,012
JD Sports Fashion plc	168,830	769,807
JD Wetherspoon plc	32,994	419,206
John Menzies plc	24,573	225,755
John Wood Group plc	122,821	1,027,379
Jupiter Fund Management plc	117,655	774,309
KAZ Minerals plc (a)	44,157	299,009
Kcom Group plc	231,195	268,018
Keller Group plc	25,571	292,819
Kier Group plc	26,579	424,620
Ladbrokes Coral Group plc	312,983	467,098
Laird plc	234,556	423,163
Lancashire Holdings, Ltd.	67,933	616,777

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Laura Ashley Holdings plc	25,157	$3,729
Lonmin plc (a)	12,029	10,318
Lookers plc	131,372	196,065
Low & Bonar plc	37,972	42,072
LSL Property Services plc	11,741	33,676
Man Group plc	598,620	1,207,936
Marshalls plc	63,336	309,546
Marston’s plc	258,409	410,736
McBride plc (a)	79,138	193,159
McColl’s Retail Group plc	12,767	33,267
Mears Group plc	41,542	257,346
Meggitt plc	50,742	315,660
Melrose Industries plc	556,450	1,757,848
Millennium & Copthorne Hotels plc	54,328	313,474
Mitchells & Butlers plc	69,112	207,574
Mitie Group plc	137,149	493,489
Moneysupermarket.com Group plc	143,669	661,727
Morgan Advanced Materials plc	113,848	421,130
Morgan Sindall Group plc	17,569	283,880
Mothercare plc (a)	51,119	76,829
N Brown Group plc	73,957	299,119
National Express Group plc	203,273	970,438
NCC Group plc	76,130	162,443
NEX Group plc	114,424	931,346
Norcros plc	4,097	9,710
Northgate plc	48,315	278,868
Novae Group plc	22,502	167,016
Ocado Group plc (a) (d)	86,941	328,344
OneSavings Bank plc	14,286	69,807
Ophir Energy plc (a)	122,457	136,336
Oxford Instruments plc	13,946	190,318
Pagegroup plc	84,971	526,699
PayPoint plc	19,490	224,543
Pendragon plc	345,188	139,543
Pennon Group plc	139,688	1,500,919
Petrofac, Ltd.	30,916	178,484
Petropavlovsk plc (a)	192,556	17,184
Phoenix Group Holdings	55,470	559,457
Photo-Me International plc	49,810	107,550
Playtech plc	58,243	721,190
Polypipe Group plc	12,916	64,369
Porvair plc	4,494	32,476
Premier Foods plc (a)	334,879	176,538
Premier Oil plc (a) (d)	172,107	112,624
Punch Taverns plc (a)	16,132	37,608
PZ Cussons plc	102,110	455,115
QinetiQ Group plc	183,469	646,183
Rank Group plc	29,633	91,565
Rathbone Brothers plc	21,429	707,751
REA Holdings plc (a)	1,120	4,779
Redrow plc	150,678	1,074,009
Renewi plc	221,260	238,798
Renishaw plc	16,765	791,754
Renold plc (a)	64,766	44,754
Rentokil Initial plc	507,726	1,809,988
Restaurant Group plc (The)	63,027	268,937
Ricardo plc	13,452	136,238

United Kingdom—(Continued)
Rightmove plc	30,801	1,705,949
RM plc	43,283	97,531
Robert Walters plc	14,599	80,896
Rotork plc	286,300	879,141
RPC Group plc	177,856	1,744,489
RPS Group plc	100,537	343,402
Saga plc	42,815	116,809
Savills plc	62,765	718,117
SDL plc	33,826	274,584
Senior plc	166,890	510,946
Serco Group plc (a)	96,155	144,040
Severfield plc	100,890	101,891
SIG plc	252,797	489,858
Soco International plc	50,968	77,566
Spectris plc	44,465	1,463,553
Speedy Hire plc	205,988	155,595
Spirax-Sarco Engineering plc	22,020	1,536,402
Spirent Communications plc	240,086	365,156
Sportech plc (a)	20,264	28,167
SSP Group plc	49,415	306,231
St. Ives plc	36,663	24,704
St. Modwen Properties plc	86,555	404,549
Stagecoach Group plc	127,734	310,056
Stallergenes Greer plc (a)	569	24,601
SThree plc	33,106	132,867
Stobart Group, Ltd.	12,441	48,055
SuperGroup plc	18,185	354,400
Synthomer plc	102,899	654,323
TalkTalk Telecom Group plc (d)	151,305	355,827
Tate & Lyle plc	139,162	1,200,821
Ted Baker plc	8,726	272,004
Telecom Plus plc	21,749	327,239
Thomas Cook Group plc	438,591	513,838
Topps Tiles plc	83,374	89,612
TP ICAP plc	203,445	1,239,012
Trifast plc	15,629	45,819
Trinity Mirror plc	157,693	202,155
TT electronics plc	79,682	200,534
U & I Group plc	54,856	134,911
UBM plc	98,172	882,274
Ultra Electronics Holdings plc	27,882	744,495
Vectura Group plc (a)	245,376	357,644
Vesuvius plc	97,752	677,099
Victrex plc	29,970	733,367
Vitec Group plc (The)	10,351	137,737
Volex plc (a)	20,438	16,021
Vp plc	3,307	38,359
Weir Group plc (The)	18,886	426,879
WH Smith plc	48,772	1,090,168
William Hill plc	315,264	1,044,835
Wincanton plc	37,122	121,012
WS Atkins plc	34,945	946,630
Xaar plc	18,088	89,128
ZPG plc	4,612	21,719

		110,309,709

See accompanying notes to financial statements.

BHFTII-35

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

United States—0.5%
Alacer Gold Corp. (a)	102,778	$164,851
Argonaut Gold, Inc. (a)	57,325	104,766
Energy Fuels, Inc. (a)	9,915	15,750
Golden Star Resources, Ltd. (a)	93,633	61,373
Mitel Networks Corp. (a)	25,492	187,337
QIAGEN NV (a)	49,475	1,647,392
REC Silicon ASA (a) (d)	643,607	83,914
Sims Metal Management, Ltd.	81,887	953,711

		3,219,094

Total Common Stocks (Cost $544,782,247)		709,450,800

Preferred Stocks—0.2%

Germany—0.2%
Biotest AG	3,558	89,661
Draegerwerk AG & Co. KGaA	1,122	118,132
FUCHS Petrolub SE	7,687	420,052
Jungheinrich AG	13,710	501,743
Sartorius AG	3,540	341,359
Sixt SE	554	27,478
Sto SE & Co. KGaA	102	13,295

Total Preferred Stocks (Cost $968,302)		1,511,720

Rights—0.0%

Australia—0.0%
Centrebet International, Ltd. (Litigation Units) (a) (c)	9,600	0
Collins Foods, Ltd., Expires 07/12/17 (a)	502	0

		0

Austria—0.0%
Intercell AG (a) (b) (c)	24,163	0

France—0.0%
Etablissements Maurel et Prom (a) (b) (c)	27,199	0

Hong Kong—0.0%
Fortune Oil CVR (a) (b)	575,627	0

Israel—0.0%
Airport City, Ltd., Expires 07/04/17 (a)	1,668	5,651

Singapore—0.0%
Pan-United Corp., Ltd., Expires 07/12/17 (a)	10,750	874

Spain—0.0%
Sacye S.A., Expires 07/20/17 (a)	107,800	8,619

Total Rights (Cost $13,648)		15,144

Warrant—0.0%
Security Description	Shares/ Principal Amount*	Value

Canada—0.0%
Novelion Therapeutics, Inc., Expires 11/23/17 (a) (c)	51,000	0

Hong Kong—0.0%
Cheuk Nang Holdings, Ltd., Expires 06/21/18 (a)	3,540	454
Styland Holdings, Ltd., Expires 02/13/18 (a)	92,000	1,025

		1,479

Total Warrants (Cost $979)		1,479

Short-Term Investment—0.2%

Repurchase Agreement—0.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $1,711,575 on 07/03/17, collateralized by $1,745,000 Federal Home Loan Bank at 1.125% due 04/25/18 with a value of $1,746,726.	1,711,558	1,711,558

Total Short-Term Investments (Cost $1,711,558)		1,711,558

Securities Lending Reinvestments (e)—2.9%

Certificates of Deposit—1.4%
Bank of America N.A. 1.507%, 07/11/17 (f)	750,000	750,132
Bank of Montreal 1.130%, 07/07/17	500,000	499,995
Bank of Tokyo-Mitsubishi, Ltd. 1.602%, 11/16/17 (f)	250,000	250,244
Canadian Imperial Bank 1.630%, 10/27/17 (f)	200,000	200,225
Chiba Bank, Ltd., New York 1.170%, 07/11/17	500,000	499,994
Credit Suisse AG New York 1.432%, 10/16/17 (f)	500,000	500,107
1.466%, 10/25/17 (f)	500,000	500,030
DNB NOR Bank ASA 1.412%, 07/28/17 (f)	200,000	200,025
KBC Bank NV 1.220%, 07/26/17	200,000	200,000
1.250%, 08/08/17	500,000	500,015
Mitsubishi UFJ Trust and Banking Corp. 1.401%, 09/01/17 (f)	500,000	500,303
Mizuho Bank, Ltd., New York 1.397%, 10/11/17 (f)	200,000	199,993
1.400%, 11/27/17 (f)	500,000	499,770
1.469%, 10/18/17 (f)	500,000	499,966
National Australia Bank London 1.480%, 11/09/17 (f)	500,000	500,405

See accompanying notes to financial statements.

BHFTII-36

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (e)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Norinchukin Bank New York 1.584%, 08/21/17 (f)	1,000,000	$1,000,369
Sumitomo Mitsui Banking Corp., New York 1.330%, 02/08/18 (f)	500,000	499,955
Sumitomo Mitsui Trust Bank, Ltd., New York 1.377%, 10/11/17 (f)	250,000	250,176
1.466%, 10/26/17 (f)	500,000	500,128
1.552%, 08/16/17 (f)	300,000	300,090
Toronto Dominion Bank New York 1.467%, 03/13/18 (f)	500,000	500,371
UBS, Stamford 1.722%, 07/31/17 (f)	100,102	100,057
Wells Fargo Bank San Francisco N.A. 1.547%, 10/26/17 (f)	200,000	200,179

		9,652,529

Commercial Paper—0.7%
Atlantic Asset Securitization LLC 1.170%, 07/12/17	249,261	249,909
Barton Capital S.A. 1.210%, 07/10/17	498,420	499,837
Commonwealth Bank Australia 1.391%, 03/01/18	250,000	250,195
1.522%, 10/23/17 (f)	500,000	500,527
ING Funding LLC 1.234%, 12/07/17 (f)	1,000,000	1,000,345
1.277%, 11/13/17 (f)	250,000	249,982
LMA S.A. & LMA Americas 1.150%, 07/07/17	249,944	249,968
1.170%, 07/20/17	249,301	249,841
1.180%, 07/11/17	249,263	249,917
National Australia Bank, Ltd. 1.563%, 12/06/17 (f)	500,000	500,676
Sheffield Receivables Co. 1.190%, 07/28/17	498,446	499,530
1.230%, 07/07/17	498,445	499,883
Westpac Banking Corp. 1.506%, 10/20/17 (f)	300,000	300,299

		5,300,909

Repurchase Agreements—0.6%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $745,278 on 07/03/17, collateralized by $775,753 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $760,116.	745,211	745,211
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/17 at 1.100% to be repurchased at $400,037 on 07/03/17, collateralized by $398,463 U.S. Treasury and Foreign Obligations with rates ranging from 1.375% - 4.500%, maturity dates ranging from 04/10/18 - 02/15/36, with a value of $408,000.	400,000	400,000

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $500,050 on 07/03/17, collateralized by $508,367 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $510,002.	500,000	500,000
Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $500,388 on 07/03/17, collateralized by $109 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $555,912.	500,000	500,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $40,194 on 09/29/17, collateralized by various Common Stock with a value of $44,000.	40,000	40,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/30/17 at 1.250% to be repurchased at $100,010 on 07/03/17, collateralized by $90,168 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 07/20/17 - 05/15/46, with a value of $102,067.	100,000	100,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $304,859 on 10/02/17, collateralized by various Common Stock with a value of $330,000.	300,000	300,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $503,824 on 10/02/17, collateralized by various Common Stock with a value of $550,000.	500,000	500,000
Pershing LLC Repurchase Agreement dated 06/30/17 at 1.180% to be repurchased at $1,000,098 on 07/03/17, collateralized by $1,501,763 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 11.027%, maturity dates ranging from 07/14/17 - 04/20/67, with a value of $1,020,000.	1,000,000	1,000,000

		4,085,211

Time Deposits—0.2%
Australia New Zealand Bank 1.150%, 07/03/17	100,000	100,000
Landesbank Baden-Wuerttemberg 1.200%, 07/03/17	100,000	100,000
Shinkin Central Bank 1.330%, 07/26/17	1,000,000	1,000,000

See accompanying notes to financial statements.

BHFTII-37

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (e)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—(Continued)
Standard Chartered plc 1.200%, 07/03/17	200,000	$200,000

		1,400,000

Total Securities Lending Reinvestments (Cost $20,434,333)		20,438,649

Total Investments—102.5% (Cost $567,911,067) (g)		733,129,350
Other assets and liabilities (net)—(2.5)%		(18,006,113)

Net Assets—100.0%		$715,123,237

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2017, these securities represent 0.2% of net assets.
(c)	Illiquid security. As of June 30, 2017, these securities represent 0.0% of net assets.
(d)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $18,364,237 and the collateral received consisted of cash in the amount of $21,879,771. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(f)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(g)	As of June 30, 2017, the aggregate cost of investments was $567,911,067. The aggregate unrealized appreciation and depreciation of investments were $246,641,834 and $(81,423,551), respectively, resulting in net unrealized appreciation of $165,218,283.

Ten Largest Industries as of June 30, 2017 (Unaudited)	% of Net Assets
Machinery	6.3
Metals & Mining	4.8
Real Estate Management & Development	4.0
Banks	3.8
Chemicals	3.8
Food Products	3.8
Construction & Engineering	3.6
Capital Markets	3.4
Hotels, Restaurants & Leisure	3.2
Electronic Equipment, Instruments & Components	3.2

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$509,686	$43,258,326	$121,194	$43,889,206
Austria	—	9,589,801	0	9,589,801
Belgium	1,252,448	13,241,049	—	14,493,497
Cambodia	—	240,787	—	240,787
Canada	59,035,095	124,269	47,874	59,207,238

See accompanying notes to financial statements.

BHFTII-38

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
China	$94,836	$1,218,250	$—	$1,313,086
Denmark	—	14,910,536	—	14,910,536
Faeroe Islands	—	335,725	—	335,725
Finland	—	19,246,421	1,868	19,248,289
France	177,587	37,809,530	—	37,987,117
Georgia	—	284,997	—	284,997
Germany	135,808	44,512,560	—	44,648,368
Ghana	—	844,792	—	844,792
Greenland	—	1,622	—	1,622
Guernsey, Channel Islands	—	51,726	—	51,726
Hong Kong	215,800	20,758,207	60,119	21,034,126
India	—	112,269	—	112,269
Ireland	—	5,708,586	—	5,708,586
Isle of Man	—	1,097,904	—	1,097,904
Israel	31,077	6,776,480	—	6,807,557
Italy	—	27,475,592	0	27,475,592
Japan	—	166,884,552	—	166,884,552
Jersey, Channel Islands	—	690,735	—	690,735
Liechtenstein	—	196,405	—	196,405
Luxembourg	—	1,717,625	—	1,717,625
Macau	—	65,434	—	65,434
Malaysia	—	7,863	—	7,863
Malta	—	879,687	—	879,687
Monaco	279,836	—	—	279,836
Netherlands	—	15,260,927	7	15,260,934
New Zealand	—	7,685,836	—	7,685,836
Norway	57,871	5,199,150	—	5,257,021
Peru	—	266,316	—	266,316
Philippines	—	18,325	—	18,325
Portugal	—	2,542,909	0	2,542,909
Russia	—	162,419	—	162,419
Singapore	25,833	8,763,763	10,523	8,800,119
South Africa	—	244,859	—	244,859
Spain	—	15,005,921	—	15,005,921
Sweden	123,788	21,725,333	—	21,849,121
Switzerland	—	38,637,405	—	38,637,405
Taiwan	—	52,150	—	52,150
United Arab Emirates	—	133,704	—	133,704
United Kingdom	—	110,309,709	0	110,309,709
United States	534,077	2,685,017	—	3,219,094
Total Common Stocks	62,473,742	646,735,473	241,585	709,450,800
Total Preferred Stocks*	—	1,511,720	—	1,511,720
Rights
Australia	0	0	—	0
Austria	—	—	0	0
France	—	—	0	0
Hong Kong	—	—	0	0
Israel	5,651	—	—	5,651
Singapore	874	—	—	874
Spain	8,619	—	—	8,619
Total Rights	15,144	0	0	15,144

See accompanying notes to financial statements.

BHFTII-39

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Warrant
Canada	$—	$0	$—	$0
Hong Kong	1,479	—	—	1,479
Total Warrants	1,479	0	—	1,479
Total Short-Term Investment*	—	1,711,558	—	1,711,558
Total Securities Lending Reinvestments*	—	20,438,649	—	20,438,649
Total Investments	$62,490,365	$670,397,400	$241,585	$733,129,350

Collateral for Securities Loaned (Liability)	$—	$(21,879,771)	$—	$(21,879,771)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2017 is not presented.

Transfers from Level 1 to Level 2 in the amount of $2,050,603 were due to the application of a systematic fair valuation model factor.

Transfers from Level 3 to Level 2 in the amount of $175,723 were due to the resumption of trading activity which resulted in the availability of significant observable inputs. Transfers from Level 2 to Level 3 in the amount of $422,125 were due to trading halts on the securities’ respective exchanges which resulted in the lack of observable inputs.

See accompanying notes to financial statements.

BHFTII-40

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$733,129,350
Cash	6,614
Cash denominated in foreign currencies (c)	1,521,279
Receivable for:
Investments sold	1,067,957
Fund shares sold	43,290
Dividends and interest	3,168,777

Total Assets	738,937,267
Liabilities
Collateral for securities loaned	21,879,771
Payables for:
Investments purchased	1,622
Securities lending cash collateral	577
Fund shares redeemed	820,531
Foreign taxes	28,442
Accrued Expenses:
Management fees	472,179
Distribution and service fees	17,167
Deferred trustees’ fees	102,469
Other expenses	491,272

Total Liabilities	23,814,030

Net Assets	$715,123,237

Net Assets Consist of:
Paid in surplus	$532,244,942
Undistributed net investment income	645,204
Accumulated net realized gain	16,994,166
Unrealized appreciation on investments and foreign currency transactions	165,238,925

Net Assets	$715,123,237

Net Assets
Class A	$631,600,863
Class B	83,522,374
Capital Shares Outstanding*
Class A	46,160,303
Class B	6,136,589
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.68
Class B	13.61

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $567,911,067.
(b)	Includes securities loaned at value of $18,364,237.
(c)	Identified cost of cash denominated in foreign currencies was $1,517,916.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (a)	$10,929,875
Interest	565
Securities lending income	367,885

Total investment income	11,298,325
Expenses
Management fees	2,803,392
Administration fees	11,095
Custodian and accounting fees	200,305
Distribution and service fees—Class B	99,835
Audit and tax services	32,781
Legal	18,678
Trustees’ fees and expenses	26,317
Shareholder reporting	17,388
Insurance	2,275
Miscellaneous	66,681

Total expenses	3,278,747
Less management fee waiver	(24,795)

Net expenses	3,253,952

Net Investment Income	8,044,373

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	17,446,834
Foreign currency transactions	(488)

Net realized gain	17,446,346

Net change in unrealized appreciation on:
Investments	82,642,803
Foreign currency transactions	62,039

Net change in unrealized appreciation	82,704,842

Net realized and unrealized gain	100,151,188

Net Increase in Net Assets From Operations	$108,195,561

(a)	Net of foreign withholding taxes of $1,134,917.

See accompanying notes to financial statements.

BHFTII-41

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$8,044,373	$14,690,795
Net realized gain	17,446,346	34,599,740
Net change in unrealized appreciation (depreciation)	82,704,842	(10,319,139)

Increase in net assets from operations	108,195,561	38,971,396

From Distributions to Shareholders
Net investment income
Class A	(13,999,221)	(12,648,546)
Class B	(1,667,583)	(1,467,138)
Net realized capital gains
Class A	(28,951,949)	(36,530,415)
Class B	(3,841,192)	(4,808,951)

Total distributions	(48,459,945)	(55,455,050)

Decrease in net assets from capital share transactions	(6,551,923)	(6,958,272)

Total increase (decrease) in net assets	53,183,693	(23,441,926)

Net Assets
Beginning of period	661,939,544	685,381,470

End of period	$715,123,237	$661,939,544

Undistributed net investment income
End of period	$645,204	$8,267,635

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	4,079	$54,040	70,203	$852,354
Reinvestments	3,181,568	42,951,170	4,143,131	49,178,961
Redemptions	(3,597,820)	(49,899,888)	(4,240,434)	(54,395,002)

Net decrease	(412,173)	$(6,894,678)	(27,100)	$(4,363,687)

Class B
Sales	332,621	$4,523,653	863,724	$10,719,761
Reinvestments	410,184	5,508,775	531,421	6,276,089
Redemptions	(712,408)	(9,689,673)	(1,588,476)	(19,590,435)

Net increase (decrease)	30,397	$342,755	(193,331)	$(2,594,585)

Decrease derived from capital shares transactions		$(6,551,923)		$(6,958,272)

See accompanying notes to financial statements.

BHFTII-42

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.57		$12.97		$14.84	$16.83	$13.85	$13.25

Income (Loss) from Investment Operations
Net investment income (a)	0.16		0.28	(b)	0.25	0.26	0.28	0.27
Net realized and unrealized gain (loss) on investments	1.94		0.44		0.78	(1.28)	3.42	2.04

Total from investment operations	2.10		0.72		1.03	(1.02)	3.70	2.31

Less Distributions
Distributions from net investment income	(0.32)		(0.29)		(0.31)	(0.38)	(0.30)	(0.36)
Distributions from net realized capital gains	(0.67)		(0.83)		(2.59)	(0.59)	(0.42)	(1.35)

Total distributions	(0.99)		(1.12)		(2.90)	(0.97)	(0.72)	(1.71)

Net Asset Value, End of Period	$13.68		$12.57		$12.97	$14.84	$16.83	$13.85

Total Return (%) (c)	16.82	(d)	6.00	(e)	6.08	(6.50)	27.94	18.25

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	(f)	0.93		0.95	0.98	0.95	0.98
Net ratio of expenses to average net assets (%) (g)	0.91	(f)	0.92		0.94	0.97	0.94	0.98
Ratio of net investment income to average net assets (%)	2.35	(f)	2.26	(b)	1.78	1.58	1.86	2.06
Portfolio turnover rate (%)	2	(d)	8		12	10	12	12
Net assets, end of period (in millions)	$631.6		$585.6		$604.2	$606.4	$913.3	$713.4

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.50		$12.89		$14.77	$16.75	$13.79	$13.20

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.25	(b)	0.21	0.21	0.24	0.24
Net realized and unrealized gain (loss) on investments	1.93		0.44		0.77	(1.26)	3.41	2.02

Total from investment operations	2.07		0.69		0.98	(1.05)	3.65	2.26

Less Distributions
Distributions from net investment income	(0.29)		(0.25)		(0.27)	(0.34)	(0.27)	(0.32)
Distributions from net realized capital gains	(0.67)		(0.83)		(2.59)	(0.59)	(0.42)	(1.35)

Total distributions	(0.96)		(1.08)		(2.86)	(0.93)	(0.69)	(1.67)

Net Asset Value, End of Period	$13.61		$12.50		$12.89	$14.77	$16.75	$13.79

Total Return (%) (c)	16.65	(d)	5.83	(e)	5.76	(6.69)	27.60	17.90

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.17	(f)	1.18		1.20	1.23	1.20	1.23
Net ratio of expenses to average net assets (%) (g)	1.16	(f)	1.17		1.19	1.22	1.19	1.23
Ratio of net investment income to average net assets (%)	2.09	(f)	2.01	(b)	1.50	1.32	1.58	1.81
Portfolio turnover rate (%)	2	(d)	8		12	10	12	12
Net assets, end of period (in millions)	$83.5		$76.3		$81.2	$74.5	$81.1	$63.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.02 per share and 0.14% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Includes the impact of the non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which enhanced the performance of the Portfolio for the year ended December 31, 2016 by 0.17%. Includes the impact of the non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which enhanced the performance of the portfolio. Excluding this item, total return would have been 5.91% for Class A and 5.66% for Class B.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-43

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Dimensional International Small Company Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the

BHFTII-44

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions and passive foreign investment companies (“PFICs”). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-45

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $1,711,558. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $4,085,211. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2017, with a contractual maturity of overnight and continuous.

BHFTII-46

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$12,091,343	$0	$58,008,155

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$2,803,392	0.850%	Of the first $100 million
	0.800%	On amounts in excess of $100 million

BHFTII-47

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Dimensional Fund Advisors LP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	Of the first $	100 million

An identical expense agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2017 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B Shares. Under the Distribution and Service Plan, the Class B Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$14,816,351	$14,989,927	$40,638,699	$114,053,758	$55,455,050	$129,043,685

BHFTII-48

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$17,911,663	$30,200,215	$75,123,135	$—	$123,235,013

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

9. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTII-49

Brighthouse Funds Trust II

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
47,400,112	1,531,273	3,845,066

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	49,950,468	2,825,983
Robert Boulware	50,168,147	2,608,304
Susan C. Gause	50,036,155	2,740,296
Nancy Hawthorne	49,917,684	2,858,767
Barbara A. Nugent	50,045,843	2,730,607
John Rosenthal	50,118,119	2,658,332
Linda B. Strumpf	49,921,040	2,855,411
Dawn M. Vroegop	49,803,023	2,973,428

BHFTII-50

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Managed By Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A, B and E shares of the Brighthouse/Wellington Balanced Portfolio returned 8.59%, 8.50%, and 8.56%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (“S&P”) 500 Index1 and the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 9.34% and 2.27%, respectively. A blend of the S&P 500 Index (60%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%) returned 6.48%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities rose during the first half of 2017 despite plunging oil prices, heightened political risk, and two Federal Reserve (the “Fed”) rate hikes. The first quarter of 2017 was marked by continued optimism in Trump policy expectations and generally encouraging economic data. Steady labor-market gains, along with rising stock prices and optimism about faster economic growth, helped consumer confidence jump to its highest level in 16 years. Despite investor concern over stretched valuations and overly optimistic policy expectations, the market hit a series of record highs early in the first half of the year.

Stocks ended June with a 9.3% year-to-date gain, as measured by the S&P 500 Index. Although U.S. economic data released during second quarter of 2017 was mixed and geopolitical risks remained part of the overall narrative, U.S. and global equities continued to climb. Emmanuel Macron’s victory in the French presidential election was widely seen as supportive for the stability of the European Union. Furthermore, continued solid global economic data, strong year-over-year corporate earnings growth, and the Fed’s initial plan for balance sheet normalization later this year, provided the economy evolves broadly as anticipated, helped stoke investors’ bullish sentiment. Some unfavorable developments during the second quarter included disappointing manufacturing data, weak auto sales, and lackluster housing reports.

Mid- and large-cap stocks outperformed small-cap stocks, as measured by the S&P Midcap 400, S&P 500, and Russell 2000 indices, respectively. All three groups posted strong positive returns during the six-month period.

Global fixed income markets generated strong gains throughout the period amid heightened political uncertainty. Despite concerns about prospects for retailers, particularly in the U.S., generally solid corporate earnings and continued demand for yield-producing assets supported credit markets and spreads tightened further. In the U.S., political controversies—in particular, the ongoing investigation into alleged involvement by Russia in the 2016 presidential election—led to a short-lived dip in risk assets. Elections in France and the U.K. presented potential sources of volatility, but proved benign in the aftermath. Most currencies strengthened versus the U.S. dollar as market participants seemed doubtful that the Fed would deliver on its projected tightening path.

Sovereign yield curves flattened across most developed markets. Short-end yields increased—especially in Germany, the U.K., and Canada—driven by hawkish comments from their respective central banks. However, lack of global inflation suppressed long-end yields. Intermediate and long-end U.S. Treasury yields fell on diminished expectations of fiscal stimulus. Japanese government bond yields, anchored by the Bank of Japan’s yield-targeting policy, were little changed. Globally, most spread sectors posted positive absolute and excess returns as spreads compressed, led by lower-rated sectors.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its custom benchmark, consisting of 60% S&P 500 Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index, for the period ended June 30, 2017.

The equity portion of the Portfolio outperformed its benchmark, the S&P 500 Index, for the six-month period ended June 30, 2017. Given the industry-neutral structure of the Portfolio, stock selection was the primary driver of the relative performance. In particular, selection within the Information Technology, Industrials, and Consumer Discretionary sectors contributed the most to relative results. This was partially offset by weaker stock selection within the Energy sector.

The Portfolio’s exposure to Wayfair and Arista Networks boosted relative results, as did being underweight weak-performing benchmark constituent Exxon Mobil, and not holding Verizon or AT&T. Wayfair, the online home furnishings specialist, reported strong first quarter results which sent the stock price up. Wayfair revealed that quarterly revenue had climbed 30% to almost $1 billion as the company continues to take share in the North American home category segment.

The Portfolio’s holdings in Newfield Exploration and Advance Auto Parts were among the detractors from relative performance during the period. Newfield Exploration’s stock price declined as the market reacted negatively to conservative guidance from company management in the beginning of the period and faced headwinds as oil prices trended lower. Advance Auto Parts’ stock was down during the period as the automotive aftermarket industry was weighed down by demand headwinds following a record warm winter. As of the end of the period, we maintained the Portfolio’s position in Newfield Exploration and trimmed the position in Advance Auto Parts. Capital One also detracted. We modestly reduced the Portfolio’s position in Capital One, but the stock remains a top active position in the Financials sector as we see upside in banks as a result of the abating regulatory burdens and de-risked balance sheets.

The fixed income portion of the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the period. Sector allocation contributed positively to relative performance. The Portfolio’s exposure to non-Agency Residential Mortgage-Backed Securities, High Yield, and Collateralized Loan Obligations

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Managed By Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

(“CLOs”) contributed to relative outperformance. Exposure to Emerging Markets Debt also contributed to results. Additionally, the Portfolio maintained an allocation to Treasury Inflation-Protected Securities (TIPS) to position for rising inflation expectations, which detracted from relative performance during the second quarter in light of a less hawkish Fed, weak results from the Consumer Price Index (CPI), and doubts over expanded fiscal policy.

During the period, the fixed income portion of the Portfolio used Treasury futures, swaps, and options to manage duration and yield curve positioning. The Portfolio also used currency forwards, futures, and options to implement non-U.S. rate and currency positions. Credit default swaps (“CDX”) were used to manage credit exposure, and investment grade and high yield CDX index positions were used as a source of liquidity and to manage overall portfolio risk.

The equity portion of the Portfolio is generally industry-neutral relative to the benchmark. At period end, the Portfolio had no exposure to the Telecommunication Services sector as we see better opportunities in the broadband cable companies which are categorized in the Consumer Discretionary sector. On an absolute basis, the Portfolio’s largest exposures at the end of the period were to the Software & Services, Capital Goods, Health Care Equipment & Services, and Food, Beverage & Tobacco industries at the end of the period. The Portfolio increased its exposure modestly to the Capital Goods industry and decreased its exposure to the Diversified Financials industry.

At the end of the period, the fixed income portion of the Portfolio had a short duration bias as a result of the team’s belief that the Fed is likely to hike rates more aggressively than what was implied by market pricing and continued to be positioned for rising inflation expectations. The Portfolio ended the period underweight credit, but continued to favor Financials issuers. The Portfolio was overweight Agency Mortgage-Backed Securities (“MBS”) and Commercial Mortgage-Backed Securities. The Portfolio maintained allocations to non-Agency MBS, CLOs, Bank Loans, and BB rated High Yield as of the end of the period.

At the end of the period, the Portfolio’s asset allocation break down was approximately a 60% allocation to the equity portion and a 40% allocation to the fixed income portion of the Portfolio. This represents a marginal decrease in the equity allocation and increase in the fixed income allocation from the beginning of the period reflecting strength in the equity markets and expectations for lower volatility.

Cheryl M. Duckworth

Mark D. Mandel

Joseph F. Marvan

Robert D. Burn

Campe Goodman

Portfolio Managers

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX AND THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year
Brighthouse/Wellington Balanced Portfolio
Class A	8.59	12.48	10.96	6.16
Class B	8.50	12.22	10.68	5.90
Class E	8.56	12.34	10.79	6.01
S&P 500 Index	9.34	17.90	14.63	7.18
Bloomberg Barclays U.S. Aggregate Bond Index	2.27	-0.31	2.21	4.48

1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Equity Holdings

% of Net Assets
Apple, Inc.	2.3
Bank of America Corp.	1.5
Facebook, Inc.	1.4
Amazon.com, Inc.	1.1
Alphabet, Inc.	1.1

Top Fixed Income Issuers

% of Net Assets
Fannie Mae 30 Yr. Pool	8.8
Freddie Mac 30 Yr. Gold Pool	4.4
Ginnie Mae II 30 Yr. Pool	2.5
Fannie Mae 15 Yr. Pool	1.4
New Residential Mortgage Loan Trust	0.8

Top Equity Sectors

% of Net Assets
Information Technology	12.4
Health Care	8.9
Financials	8.5
Consumer Discretionary	7.0
Industrials	6.7

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	22.3
Corporate Bonds & Notes	12.1
Asset-Backed Securities	6.9
Mortgage-Backed Securities	5.2
Floating Rate Loans	1.6

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Wellington Balanced Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.51%	$1,000.00	$1,085.90	$2.64
	Hypothetical*	0.51%	$1,000.00	$1,022.27	$2.56

Class B(a)	Actual	0.76%	$1,000.00	$1,085.00	$3.93
	Hypothetical*	0.76%	$1,000.00	$1,021.03	$3.81

Class E(a)	Actual	0.66%	$1,000.00	$1,085.60	$3.41
	Hypothetical*	0.66%	$1,000.00	$1,021.52	$3.31

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2017

Common Stocks—59.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.0%
Boeing Co. (The)	35,816	$7,082,614
General Dynamics Corp.	23,534	4,662,086
Lockheed Martin Corp.	27,361	7,595,687
United Technologies Corp.	56,227	6,865,879

		26,206,266

Air Freight & Logistics—0.3%
FedEx Corp.	17,381	3,777,413

Airlines—0.2%
Southwest Airlines Co.	5,566	345,871
Spirit Airlines, Inc. (a)	32,734	1,690,711

		2,036,582

Banks—3.2%
Bank of America Corp.	802,586	19,470,737
Citigroup, Inc.	127,073	8,498,642
Huntington Bancshares, Inc.	280,312	3,789,818
PNC Financial Services Group, Inc. (The)	73,330	9,156,717

		40,915,914

Beverages—2.1%
Anheuser-Busch InBev S.A. (ADR)	15,708	1,733,535
Constellation Brands, Inc. - Class A	28,841	5,587,367
Dr Pepper Snapple Group, Inc.	15,673	1,427,967
Monster Beverage Corp. (a) (b)	154,808	7,690,861
PepsiCo, Inc.	94,322	10,893,248

		27,332,978

Biotechnology—1.0%
Aduro Biotech, Inc. (a) (b)	45,369	517,207
Alnylam Pharmaceuticals, Inc. (a) (b)	4,677	373,038
Biogen, Inc. (a)	1,037	281,400
Biohaven Pharmaceutical Holding Co., Ltd. (a)	10,800	270,000
Bluebird Bio, Inc. (a)	4,704	494,155
Calithera Biosciences, Inc. (a)	22,900	340,065
Celgene Corp. (a)	25,540	3,316,880
GlycoMimetics, Inc. (a)	35,049	391,147
Incyte Corp. (a) (b)	8,773	1,104,608
Ironwood Pharmaceuticals, Inc. (a) (b)	59,748	1,128,042
Jounce Therapeutics, Inc. (a)	1,100	15,433
Karyopharm Therapeutics, Inc. (a) (b)	35,087	317,537
Loxo Oncology, Inc. (a)	9,058	726,361
Otonomy, Inc. (a)	28,096	529,610
Ra Pharmaceuticals, Inc. (a)	23,729	444,681
Regeneron Pharmaceuticals, Inc. (a)	1,263	620,310
Syndax Pharmaceuticals, Inc. (a)	36,000	502,920
TESARO, Inc. (a) (b)	7,498	1,048,670
Trevena, Inc. (a)	63,243	145,459

		12,567,523

Capital Markets—0.8%
Financial Engines, Inc.	20,064	734,342
Goldman Sachs Group, Inc. (The)	9,171	2,035,045

Capital Markets—(Continued)
Intercontinental Exchange, Inc.	40,503	2,669,958
Legg Mason, Inc. (b)	26,612	1,015,514
Northern Trust Corp.	11,346	1,102,945
TD Ameritrade Holding Corp.	50,785	2,183,247
WisdomTree Investments, Inc.	51,390	522,636

		10,263,687

Chemicals—1.3%
Cabot Corp.	21,534	1,150,562
Celanese Corp. - Series A	29,523	2,802,913
Dow Chemical Co. (The)	79,770	5,031,094
Monsanto Co.	15,990	1,892,576
PPG Industries, Inc.	40,029	4,401,589
Westlake Chemical Corp. (b)	11,932	790,018

		16,068,752

Communications Equipment—0.4%
Arista Networks, Inc. (a)	34,728	5,201,907

Construction Materials—0.3%
CRH plc (ADR)	21,879	776,048
Martin Marietta Materials, Inc.	7,029	1,564,515
Vulcan Materials Co.	9,642	1,221,448

		3,562,011

Consumer Finance—1.1%
American Express Co.	78,033	6,573,500
Capital One Financial Corp.	92,957	7,680,107

		14,253,607

Containers & Packaging—0.7%
Ardagh Group S.A.	41,500	938,315
Ball Corp.	97,598	4,119,612
International Paper Co.	55,346	3,133,137
Owens-Illinois, Inc. (a) (b)	35,933	859,517

		9,050,581

Electric Utilities—1.9%
Avangrid, Inc.	80,687	3,562,331
Edison International	36,101	2,822,737
Eversource Energy	27,501	1,669,586
Exelon Corp.	71,588	2,582,179
NextEra Energy, Inc.	57,332	8,033,933
PG&E Corp.	59,831	3,970,983
Pinnacle West Capital Corp.	15,698	1,336,842

		23,978,591

Electrical Equipment—0.8%
AMETEK, Inc. (b)	85,327	5,168,256
Eaton Corp. plc	73,421	5,714,357

		10,882,613

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Energy Equipment & Services—0.1%
Helix Energy Solutions Group, Inc. (a)	59,903	$337,853
Tesco Corp. (a)	73,560	327,342

		665,195

Equity Real Estate Investment Trusts—2.3%
Alexandria Real Estate Equities, Inc. (b)	29,705	3,578,561
American Tower Corp.	66,283	8,770,567
Apartment Investment & Management Co. - Class A	68,037	2,923,550
Crown Castle International Corp.	41,386	4,146,049
Equinix, Inc.	6,850	2,939,746
Invitation Homes, Inc.	87,835	1,899,871
Outfront Media, Inc.	20,589	476,018
Prologis, Inc.	33,537	1,966,610
Simon Property Group, Inc.	14,603	2,362,181

		29,063,153

Food & Staples Retailing—0.8%
Costco Wholesale Corp.	28,803	4,606,464
Walgreens Boots Alliance, Inc.	72,047	5,642,000

		10,248,464

Food Products—0.9%
Hostess Brands, Inc. (a)	307,819	4,955,886
Post Holdings, Inc. (a)	78,160	6,069,124

		11,025,010

Gas Utilities—0.1%
UGI Corp. (b)	39,758	1,924,685

Health Care Equipment & Supplies—2.8%
Abbott Laboratories	80,940	3,934,494
Baxter International, Inc.	49,885	3,020,038
Becton Dickinson & Co.	19,164	3,739,088
Boston Scientific Corp. (a)	220,003	6,098,483
ConforMIS, Inc. (a)	31,666	135,847
Medtronic plc	151,811	13,473,226
Stryker Corp.	36,510	5,066,858

		35,468,034

Health Care Providers & Services—2.2%
Brookdale Senior Living, Inc. (a)	51,518	757,830
Cardinal Health, Inc.	57,726	4,498,010
Cigna Corp.	26,043	4,359,338
HCA Healthcare, Inc. (a)	31,538	2,750,114
McKesson Corp.	27,084	4,456,401
UnitedHealth Group, Inc.	62,739	11,633,065

		28,454,758

Hotels, Restaurants & Leisure—0.5%
Hilton Worldwide Holdings, Inc.	28,101	1,738,047
McDonald’s Corp.	24,587	3,765,745
Wingstop, Inc.	6,416	198,254
Wynn Resorts, Ltd.	9,098	1,220,224

		6,922,270

Household Durables—0.3%
Mohawk Industries, Inc. (a)	14,515	3,508,130

Industrial Conglomerates—0.7%
General Electric Co.	325,060	8,779,871

Insurance—3.4%
Allstate Corp. (The)	31,083	2,748,980
American International Group, Inc.	126,102	7,883,897
Assured Guaranty, Ltd.	126,699	5,288,416
Athene Holding, Ltd. - Class A (a)	41,001	2,034,060
Chubb, Ltd.	16,328	2,373,765
Hartford Financial Services Group, Inc. (The)	53,485	2,811,706
Manulife Financial Corp.	153,500	2,879,660
Marsh & McLennan Cos., Inc.	93,511	7,290,118
Prudential Financial, Inc.	45,780	4,950,649
XL Group, Ltd.	112,507	4,927,807

		43,189,058

Internet & Direct Marketing Retail—2.7%
Amazon.com, Inc. (a)	14,925	14,447,400
Expedia, Inc.	29,529	4,398,344
Netflix, Inc. (a)	27,516	4,111,166
Priceline Group, Inc. (The) (a)	2,896	5,417,026
Wayfair, Inc. - Class A (a)	77,384	5,949,282

		34,323,218

Internet Software & Services—3.0%
Alphabet, Inc. - Class A (a)	14,818	13,775,998
Blucora, Inc. (a)	36,171	766,825
eBay, Inc. (a)	191,407	6,683,932
Facebook, Inc. - Class A (a)	116,274	17,555,049

		38,781,804

IT Services—2.4%
Accenture plc - Class A	12,383	1,531,529
Alliance Data Systems Corp.	10,676	2,740,422
Cognizant Technology Solutions Corp. - Class A	12,839	852,510
FleetCor Technologies, Inc. (a)	17,602	2,538,384
Genpact, Ltd.	66,414	1,848,302
Global Payments, Inc.	66,876	6,040,240
PayPal Holdings, Inc. (a)	67,733	3,635,230
Total System Services, Inc.	10,379	604,577
Visa, Inc. - Class A	105,379	9,882,443
WEX, Inc. (a)	12,054	1,256,871

		30,930,508

Life Sciences Tools & Services—0.3%
Thermo Fisher Scientific, Inc.	20,535	3,582,741

Machinery—1.7%
AGCO Corp. (b)	12,193	821,686
Caterpillar, Inc.	6,745	724,818
Deere & Co.	14,092	1,741,630
Fortive Corp.	87,411	5,537,487
Illinois Tool Works, Inc.	48,690	6,974,842

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—(Continued)
PACCAR, Inc.	11,125	$734,695
Pentair plc	82,870	5,514,170

		22,049,328

Marine—0.0%
Kirby Corp. (a) (b)	8,339	557,462

Media—1.9%
Charter Communications, Inc. - Class A (a)	24,584	8,281,120
Comcast Corp. - Class A	246,862	9,607,869
Liberty Media Corp.-Liberty Formula One - Class C (a)	42,719	1,564,370
New York Times Co. (The) - Class A	32,950	583,215
Twenty-First Century Fox, Inc. - Class A	77,937	2,208,735
Viacom, Inc. - Class B	74,761	2,509,727

		24,755,036

Metals & Mining—0.1%
Steel Dynamics, Inc.	24,988	894,820

Multi-Utilities—0.6%
Dominion Energy, Inc. (b)	50,934	3,903,072
Sempra Energy (b)	35,458	3,997,890

		7,900,962

Oil, Gas & Consumable Fuels—2.8%
Antero Resources Corp. (a)	53,035	1,146,086
BP plc (ADR)	47,714	1,653,290
Chevron Corp.	27,555	2,874,813
Continental Resources, Inc. (a)	40,208	1,299,925
Diamondback Energy, Inc. (a) (b)	20,196	1,793,607
EOG Resources, Inc.	11,763	1,064,787
Extraction Oil & Gas, Inc. (a)	149,625	2,012,456
Exxon Mobil Corp.	32,488	2,622,756
Kinder Morgan, Inc.	203,112	3,891,626
Newfield Exploration Co. (a)	236,679	6,735,884
ONEOK, Inc.	21,380	1,115,181
Parsley Energy, Inc. - Class A (a)	50,411	1,398,905
PDC Energy, Inc. (a) (b)	26,951	1,161,858
Pioneer Natural Resources Co.	9,982	1,592,928
QEP Resources, Inc. (a)	185,200	1,870,520
Suncor Energy, Inc.	54,525	1,592,130
Templar Energy LLC (c) (d)	2,426	24,262
TransCanada Corp.	35,980	1,715,167
Whiting Petroleum Corp. (a)	36,269	199,842

		35,766,023

Paper & Forest Products—0.1%
Boise Cascade Co. (a)	31,228	949,331

Personal Products—0.9%
Coty, Inc. - Class A (b)	367,129	6,887,340
Estee Lauder Cos., Inc. (The) - Class A	27,821	2,670,260
Herbalife, Ltd. (a)	22,729	1,621,259

		11,178,859

Pharmaceuticals—2.6%
Aerie Pharmaceuticals, Inc. (a)	13,051	685,830
Allergan plc	26,692	6,488,558
AstraZeneca plc (ADR) (b)	93,025	3,171,222
Bristol-Myers Squibb Co.	126,537	7,050,642
Eli Lilly & Co.	71,144	5,855,151
Johnson & Johnson	48,086	6,361,297
Mylan NV (a)	72,998	2,833,782
MyoKardia, Inc. (a) (b)	19,599	256,747
Teva Pharmaceutical Industries, Ltd. (ADR)	23,029	765,024

		33,468,253

Professional Services—0.5%
Equifax, Inc.	16,246	2,232,526
IHS Markit, Ltd. (a)	32,032	1,410,689
TransUnion (a)	73,810	3,196,711

		6,839,926

Real Estate Management & Development—0.1%
Conyers Park Acquisition Corp. (a)	144,520	1,842,630

Road & Rail—0.3%
J.B. Hunt Transport Services, Inc.	3,419	312,428
Knight Transportation, Inc. (b)	39,926	1,479,258
Norfolk Southern Corp.	18,244	2,220,295
Schneider National, Inc. - Class B	16,332	365,347

		4,377,328

Semiconductors & Semiconductor Equipment—2.0%
Broadcom, Ltd.	26,603	6,199,829
First Solar, Inc. (a)	7,633	304,404
Microchip Technology, Inc. (b)	48,077	3,710,583
Micron Technology, Inc. (a)	99,032	2,957,096
NVIDIA Corp.	39,857	5,761,728
QUALCOMM, Inc.	120,774	6,669,140

		25,602,780

Software—2.2%
Adobe Systems, Inc. (a)	19,509	2,759,353
Atlassian Corp. plc - Class A (a)	40,442	1,422,749
Autodesk, Inc. (a)	15,474	1,560,089
Guidewire Software, Inc. (a) (b)	16,589	1,139,830
HubSpot, Inc. (a)	20,587	1,353,595
Microsoft Corp.	136,877	9,434,932
Salesforce.com, Inc. (a)	35,256	3,053,170
ServiceNow, Inc. (a) (b)	31,714	3,361,684
Splunk, Inc. (a) (b)	9,712	552,516
SS&C Technologies Holdings, Inc.	20,633	792,513
Workday, Inc. - Class A (a)	28,028	2,718,716

		28,149,147

Specialty Retail—0.9%
Advance Auto Parts, Inc. (b)	34,687	4,044,157
L Brands, Inc.	38,284	2,063,125
O’Reilly Automotive, Inc. (a)	12,896	2,820,871
TJX Cos., Inc. (The)	35,120	2,534,611

		11,462,764

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2017

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Technology Hardware, Storage & Peripherals—2.3%
Apple, Inc.	207,933	$29,946,511

Textiles, Apparel & Luxury Goods—0.7%
NIKE, Inc. - Class B	147,263	8,688,517
VF Corp.	9,418	542,477

		9,230,994

Tobacco—1.2%
Altria Group, Inc.	134,736	10,033,790
British American Tobacco plc (ADR) (b)	77,116	5,285,531

		15,319,321

Total Common Stocks (Cost $639,048,120)		763,256,799

U.S. Treasury & Government Agencies—22.3%

Agency Sponsored Mortgage - Backed—20.6%
Fannie Mae 15 Yr. Pool 3.000%, 07/01/28	2,002,069	2,057,914
3.000%, 02/01/31	231,810	238,084
3.000%, 03/01/31	27,802	28,554
3.000%, TBA (e)	11,603,000	11,908,485
3.500%, 07/01/28	296,084	309,789
3.500%, TBA (e)	65,000	67,630
4.000%, 04/01/26	51,767	54,498
4.000%, 02/01/29	1,271,455	1,337,794
4.500%, 06/01/24	279,611	295,025
4.500%, 02/01/25	77,300	81,540
4.500%, 04/01/25	12,121	12,732
4.500%, 07/01/25	58,871	62,088
4.500%, 06/01/26	1,220,133	1,285,469
5.000%, TBA (e)	500,000	511,172
Fannie Mae 20 Yr. Pool 3.000%, 03/01/37	991,547	1,007,113
Fannie Mae 30 Yr. Pool 2.500%, 08/01/46	1,670,840	1,612,144
2.500%, 09/01/46	5,354,950	5,166,832
2.500%, 10/01/46	306,794	296,016
2.500%, 11/01/46	1,326,707	1,280,101
2.500%, 12/01/46	277,598	267,845
2.500%, 01/01/47	5,033,566	4,856,730
3.000%, 02/01/43	879,490	885,761
3.000%, 03/01/43	1,130,781	1,137,945
3.000%, 04/01/43	1,022,223	1,028,859
3.000%, 05/01/43	2,896,746	2,915,341
3.000%, 06/01/43	334,302	337,012
3.000%, 04/01/47	10,931,515	10,924,480
3.000%, TBA (e)	5,500,000	5,484,078
3.500%, 03/01/43	59,340	61,269
3.500%, 05/01/43	113,515	117,206
3.500%, 07/01/43	260,002	268,446
3.500%, 08/01/43	497,528	513,711
3.500%, 10/01/44	465,290	480,504

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 3.500%, 02/01/45	587,364	603,633
3.500%, 01/01/46	1,030,577	1,059,123
3.500%, 02/01/46	1,317,002	1,353,482
3.500%, 09/01/46	1,030,516	1,059,060
3.500%, 10/01/46	430,401	442,323
3.500%, 11/01/46	291,222	300,811
3.500%, TBA (e)	50,535,000	51,867,062
4.000%, 10/01/40	1,034,726	1,092,755
4.000%, 11/01/40	439,002	463,532
4.000%, 12/01/40	319,674	337,509
4.000%, 02/01/41	158,056	166,951
4.000%, 03/01/41	368,380	388,669
4.000%, 08/01/42	214,397	226,184
4.000%, 09/01/42	347,477	366,597
4.000%, 03/01/45	65,493	68,880
4.000%, 07/01/45	289,289	307,077
4.000%, 05/01/46	179,234	188,503
4.000%, 06/01/46	367,821	386,843
4.000%, 04/01/47	388,839	413,036
4.000%, TBA (e)	2,400,000	2,518,734
4.500%, 10/01/40	941,887	1,017,024
4.500%, 09/01/41	110,188	118,989
4.500%, 10/01/41	424,303	458,952
4.500%, 08/01/42	131,452	141,672
4.500%, 09/01/43	2,238,381	2,406,871
4.500%, 10/01/43	305,282	327,919
4.500%, 12/01/43	272,093	292,443
4.500%, 01/01/44	700,827	759,856
5.000%, 04/01/33	4,008	4,394
5.000%, 07/01/33	14,341	15,727
5.000%, 09/01/33	213,041	233,734
5.000%, 11/01/33	54,221	59,482
5.000%, 12/01/33	22,192	24,342
5.000%, 02/01/34	9,703	10,644
5.000%, 03/01/34	4,634	5,084
5.000%, 04/01/34	4,482	4,917
5.000%, 06/01/34	4,241	4,654
5.000%, 07/01/34	64,765	71,092
5.000%, 10/01/34	163,120	179,017
5.000%, 07/01/35	111,363	122,225
5.000%, 10/01/35	123,633	135,637
5.000%, 12/01/35	98,205	107,801
5.000%, 08/01/36	90,133	98,931
5.000%, 07/01/37	48,861	53,627
5.000%, 07/01/41	94,047	103,027
5.000%, 08/01/41	51,388	56,176
5.500%, 08/01/28	27,539	30,481
5.500%, 04/01/33	58,733	65,725
5.500%, 08/01/37	348,209	390,164
5.500%, 04/01/41	30,517	33,901
6.000%, 03/01/28	2,666	2,998
6.000%, 05/01/28	7,921	8,905
6.000%, 02/01/34	234,048	267,379
6.000%, 08/01/34	125,727	143,764

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 6.000%, 04/01/35	1,054,219	$1,203,658
6.000%, 02/01/38	78,827	89,248
6.000%, 03/01/38	28,184	31,998
6.000%, 05/01/38	91,793	104,624
6.000%, 10/01/38	26,185	29,645
6.000%, 12/01/38	30,618	34,630
6.000%, TBA (e)	1,000,000	1,125,436
6.500%, 05/01/40	640,831	717,007
Fannie Mae ARM Pool 3.170%, 12/01/40 (f)	172,893	181,574
3.404%, 06/01/41 (f)	216,310	225,581
3.467%, 03/01/41 (f)	125,920	132,975
3.524%, 09/01/41 (f)	142,311	150,089
3.570%, 03/01/41 (f)	41,841	44,257
Fannie Mae Interest Strip (CMO) 2.000%, 09/25/39	570,522	555,018
4.000%, 05/25/27 (g)	473,783	49,627
Fannie Mae Pool 2.350%, 11/01/26	500,000	482,066
2.390%, 09/01/28	125,000	118,530
2.930%, 01/01/27	900,000	906,742
3.020%, 03/01/27	383,782	389,146
3.105%, 04/01/27	1,820,317	1,852,122
3.140%, 11/01/27	681,824	698,697
3.150%, 04/01/27	773,048	790,713
3.160%, 04/01/27	585,000	598,488
3.205%, 01/01/27	794,836	817,336
3.240%, 12/01/26	83,233	85,819
3.410%, 08/01/27	487,191	507,924
3.765%, 12/01/25	1,300,000	1,394,119
3.855%, 12/01/25	45,000	48,560
3.870%, 10/01/25	75,676	81,224
3.890%, 05/01/30	101,730	107,386
3.960%, 05/01/34	43,070	45,593
3.970%, 05/01/29	29,555	31,921
4.060%, 10/01/28	64,547	70,581
Fannie Mae REMICS (CMO) Zero Coupon, 03/25/36 (h)	37,450	31,905
Zero Coupon, 06/25/36 (h)	315,882	275,897
1.700%, 04/25/55 (f) (g)	1,104,434	57,001
1.766%, 05/25/46 (d) (f) (g)	1,131,490	57,431
1.892%, 06/25/55 (d) (f) (g)	925,773	53,086
2.029%, 08/25/44 (d) (f) (g)	1,075,628	54,691
2.500%, 06/25/28 (d) (g)	242,740	19,755
3.000%, 02/25/27 (d) (g)	654,926	54,976
3.000%, 09/25/27 (d) (g)	215,211	19,550
3.000%, 01/25/28 (d) (g)	1,545,355	143,089
3.000%, 02/25/28 (d) (g)	576,660	56,042
3.000%, 04/25/28 (d) (g)	694,833	68,578
3.500%, 05/25/27 (d) (g)	654,642	64,812
3.500%, 10/25/27 (d) (g)	392,095	43,513
3.500%, 05/25/30 (d) (g)	386,210	48,895
3.500%, 08/25/30 (d) (g)	125,396	15,338
3.500%, 02/25/31 (d) (g)	325,364	34,143
3.500%, 09/25/35 (d) (g)	242,978	37,176

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae REMICS (CMO) 4.000%, 03/25/42 (d) (g)	173,171	24,120
4.000%, 05/25/42 (d) (g)	1,021,612	150,756
4.000%, 11/25/42 (d) (g)	98,393	13,916
4.500%, 07/25/27 (d) (g)	225,193	23,240
5.461%, 05/25/42 (f) (g)	130,084	14,460
5.500%, 04/25/35 (d)	375,073	421,917
5.500%, 04/25/37	170,121	189,083
Fannie Mae-ACES (CMO) 2.377%, 01/25/22 (f) (g)	1,517,042	94,920
3.329%, 10/25/23 (f)	505,000	527,569
Freddie Mac 15 Yr. Gold Pool 2.500%, TBA (e)	3,190,000	3,208,192
3.000%, 07/01/28	744,218	764,849
3.000%, 08/01/29	504,028	518,705
3.000%, TBA (e)	775,000	795,828
3.500%, TBA (e)	1,500,000	1,562,227
Freddie Mac 20 Yr. Gold Pool 3.000%, 11/01/36	1,354,548	1,375,093
3.000%, 01/01/37	968,903	983,598
3.500%, 08/01/34	991,582	1,032,505
Freddie Mac 30 Yr. Gold Pool 3.000%, 12/01/44	21,504	21,473
3.000%, 08/01/46	1,948,310	1,945,359
3.000%, 10/01/46	1,975,622	1,972,629
3.000%, 11/01/46	2,984,320	2,983,755
3.000%, 12/01/46	948,929	948,688
3.000%, 01/01/47	6,917,215	6,906,736
3.000%, TBA (e)	8,000,000	7,982,500
3.500%, 08/01/42	147,101	152,718
3.500%, 11/01/42	222,267	229,334
3.500%, 06/01/46	332,778	342,140
3.500%, 07/01/47	1,700,000	1,747,821
3.500%, TBA (e)	14,765,000	15,152,960
4.000%, 05/01/42	986,232	1,041,326
4.000%, 08/01/42	271,321	287,441
4.000%, 09/01/42	408,358	432,620
4.000%, 07/01/44	81,559	86,186
4.000%, 02/01/46	364,484	383,622
4.000%, TBA (e)	7,145,000	7,507,362
4.500%, 09/01/43	162,028	174,001
4.500%, 11/01/43	1,409,292	1,510,741
4.500%, TBA (e)	1,880,000	2,012,805
5.000%, TBA (e)	1,500,000	1,629,270
5.500%, 07/01/33	152,731	168,691
5.500%, 04/01/39	63,916	71,069
5.500%, 06/01/41	242,880	270,372
Freddie Mac ARM Non-Gold Pool 3.635%, 02/01/41 (f)	183,381	194,688
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 0.745%, 03/25/27 (f) (g)	4,393,780	217,359
1.606%, 06/25/22 (f) (g)	1,855,902	112,039
1.658%, 12/25/18 (f) (g)	3,047,386	51,616
1.824%, 03/25/22 (f) (g)	1,401,778	91,513
1.872%, 05/25/19 (f) (g)	2,324,417	59,341
3.430%, 01/25/27 (f)	700,000	734,813

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac REMICS (CMO) Zero Coupon, 11/15/36 (h)	37,167	$35,122
2.500%, 05/15/28 (g)	254,913	20,906
3.000%, 03/15/28 (d) (g)	803,330	70,028
3.000%, 05/15/32 (g)	342,910	28,854
3.000%, 03/15/33 (d) (g)	228,735	30,126
3.000%, 06/15/41	715,491	731,699
3.000%, 07/15/41	1,625,928	1,658,843
3.500%, 06/15/26 (d) (g)	432,849	33,924
3.500%, 09/15/26 (g)	144,275	14,379
3.500%, 03/15/27 (g)	247,179	23,853
3.500%, 03/15/41 (d) (g)	91,525	11,394
4.000%, 07/15/27 (d) (g)	994,617	105,399
4.000%, 03/15/28 (g)	462,329	49,677
4.000%, 06/15/28 (g)	240,869	27,108
4.500%, 03/15/41	303,402	343,684
4.750%, 07/15/39	704,454	757,756
5.000%, 09/15/33 (g)	318,654	67,134
5.500%, 08/15/33	77,677	86,632
5.500%, 07/15/36	175,459	196,214
5.500%, 06/15/46	243,860	272,498
6.500%, 07/15/36	238,536	266,829
FREMF Mortgage Trust (CMO) 3.072%, 10/25/47 (144A) (f)	770,000	779,580
3.971%, 04/25/24 (144A) (f)	600,000	608,434
4.013%, 02/25/24 (144A) (f)	335,000	334,888
4.117%, 03/25/27 (144A) (f)	245,000	246,611
5.438%, 09/25/43 (144A) (f)	855,000	921,642
Ginnie Mae I 30 Yr. Pool 3.000%, 12/15/44	26,417	26,753
3.000%, 02/15/45	83,022	83,981
3.000%, 04/15/45	1,132,829	1,145,908
3.000%, 05/15/45	1,502,833	1,520,184
3.000%, 07/15/45	40,127	40,590
4.000%, 09/15/42	1,082,515	1,142,586
4.500%, 04/15/41	803,062	865,503
4.500%, 02/15/42	1,652,975	1,791,630
5.000%, 12/15/38	57,415	63,106
5.000%, 04/15/39	1,179,560	1,296,432
5.000%, 07/15/39	123,428	135,623
5.000%, 12/15/40	162,807	178,916
5.500%, 12/15/40	558,730	627,343
Ginnie Mae II 30 Yr. Pool 3.000%, TBA (e)	11,800,000	11,918,922
3.500%, 03/20/47	1,883,538	1,952,988
3.500%, 04/20/47	1,393,160	1,444,528
3.500%, 05/20/47	2,743,840	2,845,010
3.500%, TBA (e)	4,100,000	4,240,297
4.000%, 04/20/47	1,261,516	1,331,021
4.000%, TBA (e)	3,877,000	4,076,962
4.500%, 01/20/46	192,513	204,711
4.500%, TBA (e)	4,170,000	4,430,944
5.000%, 10/20/39	27,134	29,499
Government National Mortgage Association (CMO) 0.794%, 02/16/53 (f) (g)	2,291,730	110,929
2.500%, 12/16/39	536,747	540,949

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association (CMO) 3.000%, 09/20/28 (g)	291,975	28,299
3.000%, 02/16/43 (g)	157,240	28,934
3.000%, 05/20/47	225,563	206,441
3.500%, 02/16/27 (g)	125,629	11,752
3.500%, 03/20/27 (g)	314,027	32,417
3.500%, 02/20/41 (g)	396,148	57,138
3.500%, 04/20/42 (g)	672,583	95,327
3.500%, 05/20/43 (d) (g)	143,538	26,417
3.500%, 07/20/43 (d) (g)	574,371	86,758
4.000%, 12/16/26 (g)	92,397	10,282
4.000%, 05/20/29 (g)	1,320,004	133,776
4.000%, 05/16/42 (d) (g)	123,170	20,116
4.000%, 09/16/42 (g)	642,010	158,431
4.000%, 03/20/43 (g)	181,802	39,296
4.000%, 01/20/44 (d) (g)	86,441	18,411
4.000%, 11/20/44 (d) (g)	1,363,597	246,624
4.500%, 04/20/45 (d) (g)	304,505	70,744
5.000%, 10/16/41 (d) (g)	498,939	80,592
5.500%, 03/20/39 (d) (g)	581,592	130,992
5.500%, 02/16/47 (g)	560,997	124,630
5.500%, 02/20/47 (g)	347,659	70,667
6.000%, 09/20/40 (g)	489,754	113,069
6.000%, 02/20/46 (g)	535,357	127,182

		263,909,487

U.S. Treasury—1.7%
U.S. Treasury Bonds 2.750%, 08/15/42 (i)	350,000	346,172
3.000%, 11/15/44 (i)	595,000	613,966
3.000%, 02/15/47	1,500,000	1,547,343
4.375%, 11/15/39	3,879,000	4,944,057
4.500%, 02/15/36 (i) (j)	1,199,000	1,547,646
U.S. Treasury Inflation Indexed Notes 0.250%, 01/15/25 (j) (k) (l)	8,281,982	8,134,894
U.S. Treasury Notes 1.625%, 03/15/20 (j)	377,000	378,193
2.000%, 11/15/26 (i) (j)	4,474,000	4,362,499

		21,874,770

Total U.S. Treasury & Government Agencies (Cost $287,498,306)		285,784,257

Corporate Bonds & Notes—12.1%

Aerospace/Defense—0.2%
Embraer Netherlands Finance B.V. 5.400%, 02/01/27	410,000	428,450
L3 Technologies, Inc. 3.850%, 12/15/26	70,000	72,160
Lockheed Martin Corp. 2.500%, 11/23/20	225,000	228,088
4.700%, 05/15/46	390,000	438,222

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Aerospace/Defense—(Continued)
United Technologies Corp. 1.900%, 05/04/20	840,000	$841,441

		2,008,361

Agriculture—0.2%
Altria Group, Inc. 2.850%, 08/09/22	250,000	253,901
3.875%, 09/16/46	190,000	184,557
BAT International Finance plc 2.750%, 06/15/20 (144A)	400,000	405,225
Imperial Brands Finance plc 2.050%, 07/20/18 (144A)	200,000	200,075
2.950%, 07/21/20 (144A)	550,000	559,292
3.750%, 07/21/22 (144A)	310,000	322,753
Reynolds American, Inc. 3.250%, 06/12/20	517,000	532,271

		2,458,074

Airlines—0.1%
Delta Air Lines, Inc. 3.625%, 03/15/22	910,000	934,194

Auto Manufacturers—0.2%
Ford Motor Co. 4.346%, 12/08/26	265,000	272,801
5.291%, 12/08/46	345,000	354,080
Ford Motor Credit Co. LLC 4.134%, 08/04/25	200,000	203,451
General Motors Co. 6.250%, 10/02/43	195,000	216,596
6.750%, 04/01/46	480,000	569,289
General Motors Financial Co., Inc. 3.700%, 05/09/23	300,000	304,638
3.950%, 04/13/24	345,000	349,900

		2,270,755

Banks—4.0%
Banco Bilbao Vizcaya Argentaria S.A. 7.000%, 02/19/19 (EUR) (f)	600,000	701,646
9.000%, 05/09/18 (f)	600,000	626,993
Banco de Sabadell S.A. 6.500%, 05/18/22 (EUR) (f)	400,000	449,601
Bank of America Corp. 2.503%, 10/21/22	925,000	913,176
2.625%, 04/19/21	595,000	597,637
3.124%, 01/20/23 (f)	1,285,000	1,299,111
3.705%, 04/24/28 (f)	1,300,000	1,309,522
3.950%, 04/21/25	350,000	354,634
4.000%, 04/01/24	245,000	256,728
4.000%, 01/22/25	1,210,000	1,231,072
4.125%, 01/22/24	265,000	279,643
4.183%, 11/25/27	540,000	549,226
7.750%, 05/14/38	630,000	906,001
Bank of Ireland 7.375%, 06/18/20 (EUR) (f)	300,000	372,606

Banks—(Continued)
Barclays Bank plc 6.050%, 12/04/17 (144A)	1,190,000	1,210,422
Barclays plc 3.684%, 01/10/23	290,000	297,557
4.836%, 05/09/28	480,000	490,699
8.000%, 12/15/20 (EUR) (f)	550,000	688,645
BNP Paribas S.A. 2.950%, 05/23/22 (144A)	220,000	222,191
7.625%, 03/30/21 (144A) (b) (f)	390,000	429,000
BPCE S.A. 3.000%, 05/22/22 (144A)	255,000	257,218
Capital One Financial Corp. 3.050%, 03/09/22	750,000	755,893
Capital One N.A. 1.650%, 02/05/18	670,000	669,725
2.350%, 08/17/18	580,000	582,333
Citigroup, Inc. 2.279%, 05/17/24 (f)	680,000	679,302
2.700%, 03/30/21	295,000	296,958
3.200%, 10/21/26	140,000	136,153
4.300%, 11/20/26	400,000	410,856
4.450%, 09/29/27	1,815,000	1,887,633
4.650%, 07/30/45	56,000	60,894
5.500%, 09/13/25	365,000	405,888
Credit Agricole S.A. 8.125%, 12/23/25 (144A) (b) (f)	725,000	842,232
Credit Suisse Group AG 6.250%, 12/18/24 (144A) (f)	1,320,000	1,402,500
Goldman Sachs Group, Inc. (The) 2.350%, 11/15/21	560,000	552,465
2.600%, 04/23/20	1,605,000	1,619,904
2.750%, 09/15/20	440,000	445,301
2.875%, 02/25/21	520,000	525,574
5.150%, 05/22/45	640,000	710,885
6.250%, 02/01/41	430,000	561,705
6.750%, 10/01/37	1,375,000	1,784,806
HSBC Holdings plc 2.950%, 05/25/21	255,000	258,243
3.262%, 03/13/23 (f)	1,225,000	1,248,213
3.400%, 03/08/21	765,000	786,265
3.600%, 05/25/23	255,000	263,520
4.250%, 08/18/25	390,000	400,649
6.000%, 05/22/27 (f)	575,000	594,550
HSBC USA, Inc. 2.750%, 08/07/20	375,000	381,131
Intesa Sanpaolo S.p.A. 7.700%, 09/17/25 (144A) (f)	450,000	467,438
7.750%, 01/11/27 (EUR) (f)	200,000	252,986
JPMorgan Chase & Co. 2.295%, 08/15/21	420,000	417,556
2.383%, 10/24/23 (f)	325,000	329,885
2.400%, 06/07/21	565,000	563,929
2.550%, 10/29/20	730,000	736,125
2.700%, 05/18/23	480,000	474,737
2.750%, 06/23/20	830,000	843,868
3.220%, 03/01/25 (f)	550,000	551,033

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
JPMorgan Chase & Co. 4.250%, 10/01/27	635,000	$662,369
5.600%, 07/15/41	125,000	155,017
Landsbanki Islands Zero Coupon, 08/25/20 (c) (d)	320,000	0
Morgan Stanley 2.500%, 01/24/19	455,000	458,512
2.500%, 04/21/21	1,190,000	1,189,083
2.750%, 05/19/22	645,000	644,861
3.125%, 07/27/26 (b)	320,000	311,119
3.625%, 01/20/27	685,000	689,925
4.000%, 07/23/25	280,000	292,246
4.350%, 09/08/26	95,000	98,766
5.000%, 11/24/25	432,000	469,782
6.250%, 08/28/17	555,000	558,862
Royal Bank of Scotland Group plc 7.500%, 08/10/20 (f)	520,000	536,640
Santander Holdings USA, Inc. 3.700%, 03/28/22 (144A)	675,000	683,723
Societe Generale S.A. 7.375%, 09/13/21 (144A) (f)	650,000	698,750
8.250%, 11/29/18 (f)	685,000	726,723
UBS Group AG 5.750%, 02/19/22 (EUR) (f)	250,000	314,834
6.875%, 03/22/21 (f)	450,000	479,255
7.000%, 02/19/25 (f)	200,000	221,383
7.125%, 02/19/20 (f)	470,000	497,532
UBS Group Funding Switzerland AG 2.650%, 02/01/22 (144A)	620,000	618,684
Wells Fargo & Co. 3.000%, 04/22/26	310,000	302,763
3.000%, 10/23/26	200,000	194,751
3.069%, 01/24/23	960,000	973,449
3.584%, 05/22/28 (f)	930,000	939,887
4.900%, 11/17/45	1,060,000	1,155,801
5.606%, 01/15/44	635,000	755,127
Wells Fargo Bank N.A. 2.150%, 12/06/19	880,000	884,074

		51,858,381

Beverages—0.5%
Anheuser-Busch InBev Finance, Inc. 1.900%, 02/01/19	840,000	841,879
2.150%, 02/01/19	175,000	176,107
3.300%, 02/01/23	1,665,000	1,714,502
3.650%, 02/01/26	120,000	123,632
4.700%, 02/01/36	510,000	561,328
4.900%, 02/01/46	1,585,000	1,788,896
Anheuser-Busch InBev Worldwide, Inc. 3.750%, 07/15/42	405,000	391,982
Constellation Brands, Inc. 2.700%, 05/09/22	80,000	79,902
3.500%, 05/09/27 (b)	145,000	144,864
4.500%, 05/09/47	50,000	51,468

		5,874,560

Security Description	Principal Amount*	Value

Biotechnology—0.1%
Amgen, Inc. 2.200%, 05/11/20	595,000	$598,007
Baxalta, Inc. 3.600%, 06/23/22	55,000	56,954
Celgene Corp. 4.625%, 05/15/44	195,000	204,859
Gilead Sciences, Inc. 2.500%, 09/01/23	120,000	118,222
3.250%, 09/01/22	165,000	170,620

		1,148,662

Building Materials—0.0%
Eagle Materials, Inc. 4.500%, 08/01/26	110,000	112,475
Standard Industries, Inc. 5.375%, 11/15/24 (144A)	115,000	121,181
6.000%, 10/15/25 (144A)	220,000	235,400

		469,056

Chemicals—0.1%
Methanex Corp. 4.250%, 12/01/24	230,000	225,415
5.650%, 12/01/44	235,000	222,268
Sherwin-Williams Co. (The) 3.125%, 06/01/24	180,000	180,912
Versum Materials, Inc. 5.500%, 09/30/24 (144A)	25,000	26,281

		654,876

Commercial Services—0.1%
Acwa Power Management & Investments One, Ltd. 5.950%, 12/15/39 (144A)	1,269,000	1,294,537
Cardtronics, Inc. 5.125%, 08/01/22	130,000	131,950
United Rentals North America, Inc. 4.625%, 07/15/23	60,000	62,295
5.500%, 07/15/25	110,000	115,225

		1,604,007

Computers—0.2%
Apple, Inc. 3.350%, 02/09/27	175,000	178,908
3.450%, 02/09/45	550,000	516,812
3.850%, 08/04/46	95,000	94,935
Dell International LLC / EMC Corp. 3.480%, 06/01/19 (144A)	250,000	255,844
4.420%, 06/15/21 (144A)	195,000	205,573
8.350%, 07/15/46 (144A)	125,000	161,323
Hewlett Packard Enterprise Co. 3.600%, 10/15/20	615,000	634,126
NCR Corp. 5.000%, 07/15/22	115,000	117,300

		2,164,821

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—0.3%
American Express Credit Corp. 2.200%, 03/03/20	1,055,000	$1,060,021
CBOE Holdings, Inc. 3.650%, 01/12/27	455,000	458,915
GTP Acquisition Partners LLC 3.482%, 06/15/50 (144A)	1,355,000	1,382,019
Intercontinental Exchange, Inc. 2.750%, 12/01/20	355,000	361,909
Nasdaq, Inc. 3.850%, 06/30/26	100,000	101,466
Navient Corp. 5.500%, 01/15/19	330,000	343,612
5.875%, 03/25/21	20,000	21,125

		3,729,067

Electric—0.5%
AES Corp. 4.875%, 05/15/23	20,000	20,375
5.500%, 03/15/24	325,000	338,406
Dominion Energy, Inc. 2.850%, 08/15/26 (b)	320,000	305,034
DTE Energy Co. 1.500%, 10/01/19	315,000	310,285
Duke Energy Carolinas LLC 4.250%, 12/15/41	275,000	293,773
Duke Energy Corp. 2.650%, 09/01/26	165,000	156,706
Duke Energy Florida LLC 3.400%, 10/01/46	430,000	399,110
Duke Energy Progress LLC 4.375%, 03/30/44	320,000	347,513
Emera U.S. Finance L.P. 2.700%, 06/15/21	80,000	80,123
4.750%, 06/15/46	90,000	94,980
Exelon Corp. 2.450%, 04/15/21	80,000	79,780
2.850%, 06/15/20	530,000	538,443
FirstEnergy Corp. 3.900%, 07/15/27	505,000	506,615
4.250%, 03/15/23	515,000	541,708
Fortis, Inc. 2.100%, 10/04/21	155,000	151,814
3.055%, 10/04/26	330,000	318,447
Great Plains Energy, Inc. 3.150%, 04/01/22	235,000	237,484
3.900%, 04/01/27	220,000	222,558
NextEra Energy Capital Holdings, Inc. 1.649%, 09/01/18	210,000	209,365
NRG Energy, Inc. 6.250%, 07/15/22	130,000	133,413
Oncor Electric Delivery Co. LLC 7.000%, 09/01/22	110,000	132,419
Southern Co. (The) 1.850%, 07/01/19	270,000	268,954
2.950%, 07/01/23	170,000	168,910

Electric—(Continued)
Southern Co. (The) 4.400%, 07/01/46	155,000	157,816

		6,014,031

Electronics—0.0%
Fortive Corp. 2.350%, 06/15/21	275,000	273,409

Engineering & Construction—0.1%
SBA Tower Trust 3.168%, 04/15/22 (144A)	995,000	999,145

Entertainment—0.0%
WMG Acquisition Corp. 4.875%, 11/01/24 (144A)	120,000	122,400
5.000%, 08/01/23 (144A)	40,000	41,000

		163,400

Environmental Control—0.0%
Clean Harbors, Inc. 5.250%, 08/01/20	165,000	167,269

Food—0.1%
Danone S.A. 1.691%, 10/30/19 (144A)	705,000	699,368
Kraft Heinz Foods Co. 2.000%, 07/02/18	270,000	270,684
2.800%, 07/02/20	205,000	208,066
4.375%, 06/01/46	240,000	235,040
Kroger Co. (The) 3.875%, 10/15/46	30,000	26,433
Sysco Corp. 2.500%, 07/15/21 (b)	405,000	406,105

		1,845,696

Gas—0.0%
AmeriGas Partners L.P. / AmeriGas Finance Corp. 5.625%, 05/20/24	55,000	56,650
5.875%, 08/20/26	95,000	97,375
Southern Co. Gas Capital Corp. 2.450%, 10/01/23	95,000	92,162

		246,187

Healthcare-Products—0.2%
Becton Dickinson and Co. 3.363%, 06/06/24	925,000	927,114
Medtronic, Inc. 4.375%, 03/15/35	398,000	434,722
4.625%, 03/15/45	170,000	191,324
Thermo Fisher Scientific, Inc. 2.950%, 09/19/26	95,000	92,377
3.000%, 04/15/23	525,000	529,262

		2,174,799

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—0.3%
Aetna, Inc. 2.800%, 06/15/23	175,000	$174,696
Anthem, Inc. 3.500%, 08/15/24	900,000	925,125
4.625%, 05/15/42	170,000	183,529
CHS/Community Health Systems, Inc. 5.125%, 08/01/21 (b)	125,000	126,563
6.250%, 03/31/23	65,000	67,103
HCA, Inc. 7.500%, 02/15/22	190,000	218,737
LifePoint Health, Inc. 5.875%, 12/01/23	190,000	200,450
Tenet Healthcare Corp. 6.000%, 10/01/20 (b)	190,000	203,538
UnitedHealth Group, Inc. 1.700%, 02/15/19	465,000	464,686
3.350%, 07/15/22	460,000	480,247
3.750%, 07/15/25	475,000	500,295
4.250%, 04/15/47	110,000	117,265
4.750%, 07/15/45	130,000	149,326

		3,811,560

Home Builders—0.0%
Meritage Homes Corp. 6.000%, 06/01/25 (b)	125,000	133,750
Toll Brothers Finance Corp. 4.875%, 11/15/25	10,000	10,375

		144,125

Insurance—0.1%
American International Group, Inc. 4.700%, 07/10/35	305,000	324,189
CNO Financial Group, Inc. 4.500%, 05/30/20	10,000	10,375
5.250%, 05/30/25	175,000	185,325
Genworth Holdings, Inc. 4.900%, 08/15/23	90,000	74,700
7.200%, 02/15/21	20,000	19,156
7.700%, 06/15/20	5,000	4,903
Marsh & McLennan Cos., Inc. 3.500%, 03/10/25	320,000	328,433
Massachusetts Mutual Life Insurance Co. 8.875%, 06/01/39 (144A)	67,000	109,782
MGIC Investment Corp. 5.750%, 08/15/23	90,000	96,975
Radian Group, Inc. 7.000%, 03/15/21	80,000	89,500
Willis North America, Inc. 3.600%, 05/15/24	210,000	212,116

		1,455,454

Iron/Steel—0.1%
ArcelorMittal 6.125%, 06/01/25	260,000	291,200

Iron/Steel—(Continued)
Steel Dynamics, Inc. 5.500%, 10/01/24	140,000	148,750
Vale Overseas, Ltd. 6.250%, 08/10/26	245,000	264,294
6.875%, 11/10/39	75,000	80,437

		784,681

Machinery-Construction & Mining—0.0%
Oshkosh Corp. 5.375%, 03/01/25	120,000	126,000

Machinery-Diversified—0.0%
CNH Industrial NV 4.500%, 08/15/23 (b)	145,000	154,063

Media—0.9%
21st Century Fox America, Inc. 3.375%, 11/15/26	305,000	304,268
4.750%, 11/15/46	55,000	58,697
6.150%, 03/01/37	685,000	855,807
Altice U.S. Finance I Corp. 5.500%, 05/15/26 (144A)	200,000	210,000
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.579%, 07/23/20	270,000	279,011
4.464%, 07/23/22	815,000	868,355
4.908%, 07/23/25	135,000	145,843
6.484%, 10/23/45	815,000	978,174
Comcast Corp. 3.150%, 03/01/26	860,000	864,448
3.400%, 07/15/46 (b)	400,000	364,240
4.750%, 03/01/44	240,000	267,067
COX Communications, Inc. 3.250%, 12/15/22 (144A)	190,000	189,602
3.350%, 09/15/26 (144A)	95,000	93,285
3.850%, 02/01/25 (144A) (b)	355,000	357,676
4.800%, 02/01/35 (144A)	115,000	112,459
Discovery Communications LLC 3.450%, 03/15/25	237,000	230,694
3.800%, 03/13/24	220,000	222,453
4.900%, 03/11/26	88,000	93,278
DISH DBS Corp. 5.875%, 11/15/24 (b)	260,000	277,412
Grupo Televisa S.A.B. 6.125%, 01/31/46	360,000	400,036
Liberty Interactive LLC 8.250%, 02/01/30 (b)	320,000	344,000
NBCUniversal Media LLC 5.150%, 04/30/20	86,000	93,652
Sky plc 2.625%, 09/16/19 (144A)	480,000	483,247
3.125%, 11/26/22 (144A)	270,000	274,678
TEGNA, Inc. 4.875%, 09/15/21 (144A) (b)	225,000	231,188
6.375%, 10/15/23	5,000	5,275

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Time Warner Cable LLC 4.500%, 09/15/42 (b)	400,000	$380,596
7.300%, 07/01/38	500,000	639,074
8.250%, 04/01/19	231,000	254,828
8.750%, 02/14/19	759,000	834,830
Time Warner, Inc. 4.850%, 07/15/45 (b)	415,000	427,319
Viacom, Inc. 4.375%, 03/15/43	173,000	153,780
5.875%, 02/28/57 (f)	10,000	10,400
6.250%, 02/28/57 (f)	20,000	20,800
Videotron, Ltd. 5.375%, 06/15/24 (144A)	145,000	153,156

		11,479,628

Mining—0.0%
Kaiser Aluminum Corp. 5.875%, 05/15/24	140,000	147,350
Rio Tinto Finance USA, Ltd. 3.750%, 06/15/25 (b)	145,000	152,618
Teck Resources, Ltd. 8.500%, 06/01/24 (144A)	125,000	144,375

		444,343

Oil & Gas—1.0%
Anadarko Petroleum Corp. 3.450%, 07/15/24	600,000	586,095
4.500%, 07/15/44	240,000	219,936
6.600%, 03/15/46	390,000	481,662
6.950%, 06/15/19	75,000	81,297
Apache Corp. 4.250%, 01/15/44	35,000	32,783
BP Capital Markets plc 2.112%, 09/16/21	355,000	351,855
2.750%, 05/10/23	500,000	497,897
3.062%, 03/17/22	125,000	127,771
Canadian Natural Resources, Ltd. 3.850%, 06/01/27	235,000	233,096
6.250%, 03/15/38	540,000	629,385
Cenovus Energy, Inc. 4.250%, 04/15/27 (144A)	60,000	57,158
6.750%, 11/15/39	90,000	94,545
Concho Resources, Inc. 5.500%, 04/01/23 (b)	75,000	77,063
ConocoPhillips Co. 4.950%, 03/15/26	490,000	545,722
Continental Resources, Inc. 3.800%, 06/01/24	5,000	4,578
4.500%, 04/15/23 (b)	60,000	57,300
4.900%, 06/01/44 (b)	10,000	8,350
5.000%, 09/15/22	70,000	68,688
Devon Energy Corp. 5.000%, 06/15/45	150,000	151,536
Devon Financing Co. LLC 7.875%, 09/30/31	100,000	129,767

Oil & Gas—(Continued)
Encana Corp. 3.900%, 11/15/21	300,000	305,786
EOG Resources, Inc. 4.150%, 01/15/26	225,000	236,403
Hess Corp. 4.300%, 04/01/27 (b)	370,000	361,410
5.600%, 02/15/41	185,000	181,868
Hess Corp. 5.800%, 04/01/47	165,000	166,372
6.000%, 01/15/40	260,000	264,454
Kerr-McGee Corp. 6.950%, 07/01/24	400,000	469,110
Marathon Oil Corp. 2.700%, 06/01/20	200,000	198,235
2.800%, 11/01/22 (b)	370,000	354,737
3.850%, 06/01/25	35,000	34,164
MEG Energy Corp. 6.500%, 01/15/25 (144A) (b)	35,000	31,850
7.000%, 03/31/24 (144A) (b)	61,000	47,428
Petrobras Global Finance B.V. 6.125%, 01/17/22	495,000	510,593
Petroleos Mexicanos 3.500%, 07/23/20	180,000	181,890
5.500%, 02/04/19	380,000	396,720
5.500%, 06/27/44	99,000	87,516
6.375%, 02/04/21	195,000	211,049
6.500%, 03/13/27 (144A)	25,000	26,856
6.750%, 09/21/47	376,000	379,715
Pioneer Natural Resources Co. 4.450%, 01/15/26 (b)	580,000	609,843
QEP Resources, Inc. 5.250%, 05/01/23	80,000	75,600
5.375%, 10/01/22	5,000	4,813
6.800%, 03/01/20 (d)	15,000	15,600
Shell International Finance B.V. 4.375%, 05/11/45	470,000	491,871
SM Energy Co. 6.125%, 11/15/22 (b)	55,000	52,250
Statoil ASA 3.950%, 05/15/43	420,000	411,037
Valero Energy Corp. 3.400%, 09/15/26	660,000	645,638
4.900%, 03/15/45	75,000	78,134
WPX Energy, Inc. 5.250%, 09/15/24	125,000	118,750
YPF S.A. 16.500%, 05/09/22 (144A) (ARS)	19,392,845	1,165,876

		12,552,052

Packaging & Containers—0.0%
Owens-Brockway Glass Container, Inc. 5.875%, 08/15/23 (144A)	135,000	148,838
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.125%, 07/15/23 (144A)	170,000	176,587

		325,425

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—0.6%
Allergan Funding SCS 2.350%, 03/12/18	1,545,000	$1,551,450
3.000%, 03/12/20	1,060,000	1,082,492
Cardinal Health, Inc. 1.950%, 06/15/18	265,000	265,701
2.616%, 06/15/22	1,125,000	1,126,041
4.368%, 06/15/47	105,000	108,496
EMD Finance LLC 2.950%, 03/19/22 (144A)	535,000	544,498
Mylan NV 3.000%, 12/15/18	245,000	248,307
3.150%, 06/15/21 (b)	300,000	305,203
3.750%, 12/15/20 (b)	325,000	337,808
Shire Acquisitions Investments Ireland DAC 2.400%, 09/23/21	520,000	513,936
Teva Pharmaceutical Finance Netherlands B.V. 1.700%, 07/19/19	805,000	797,798
Teva Pharmaceutical Finance Netherlands III B.V. 2.200%, 07/21/21	635,000	623,353
Valeant Pharmaceuticals International, Inc. 6.500%, 03/15/22 (144A)	65,000	68,169
7.000%, 03/15/24 (144A)	30,000	31,538

		7,604,790

Pipelines—0.5%
DCP Midstream Operating L.P. 3.875%, 03/15/23	20,000	19,300
4.950%, 04/01/22	66,000	66,990
5.600%, 04/01/44	50,000	47,125
Enbridge, Inc. 3.700%, 07/15/27	250,000	249,815
Energy Transfer Equity L.P. 7.500%, 10/15/20	310,000	346,425
Energy Transfer L.P. 3.600%, 02/01/23	40,000	40,185
4.050%, 03/15/25	180,000	180,723
5.950%, 10/01/43	120,000	127,125
Enterprise Products Operating LLC 3.950%, 02/15/27 (b)	220,000	227,395
Kinder Morgan Energy Partners L.P. 6.500%, 04/01/20	50,000	55,007
6.850%, 02/15/20	215,000	237,044
Kinder Morgan, Inc. 5.550%, 06/01/45	590,000	625,238
Magellan Midstream Partners L.P. 5.000%, 03/01/26	145,000	159,907
MPLX L.P. 4.125%, 03/01/27	260,000	260,885
5.200%, 03/01/47	65,000	66,942
Phillips 66 Partners L.P. 3.550%, 10/01/26	145,000	140,839
Plains All American Pipeline L.P. / PAA Finance Corp. 4.500%, 12/15/26 (b)	845,000	854,590

Pipelines—(Continued)
Regency Energy Partners L.P. / Regency Energy Finance Corp. 4.500%, 11/01/23	275,000	285,346
5.875%, 03/01/22	55,000	60,587
Sabine Pass Liquefaction LLC 4.200%, 03/15/28 (144A)	200,000	202,063
Sunoco Logistics Partners Operations L.P. 3.900%, 07/15/26	25,000	24,530
4.250%, 04/01/24	300,000	303,432
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp. 6.250%, 10/15/22	110,000	116,875
Texas Eastern Transmission L.P. 2.800%, 10/15/22 (144A)	420,000	412,042
Williams Cos., Inc. (The) 3.700%, 01/15/23	70,000	68,950
4.550%, 06/24/24	21,000	21,578
7.875%, 09/01/21	25,000	29,000
Williams Partners L.P. 3.600%, 03/15/22	775,000	791,784
4.000%, 11/15/21	280,000	291,337
4.300%, 03/04/24	260,000	270,445

		6,583,504

Real Estate—0.0%
ProLogis L.P. 3.350%, 02/01/21	525,000	542,198

Real Estate Investment Trusts—0.2%
American Tower Corp. 3.400%, 02/15/19	385,000	393,044
3.450%, 09/15/21	95,000	97,968
4.500%, 01/15/18	280,000	283,835
Brandywine Operating Partnership L.P. 3.950%, 02/15/23	400,000	402,398
Crown Castle International Corp. 3.400%, 02/15/21	105,000	107,819
3.700%, 06/15/26	245,000	247,098
Equinix, Inc. 5.875%, 01/15/26	35,000	38,161
Kimco Realty Corp. 3.125%, 06/01/23	605,000	599,501
Ventas Realty L.P. / Ventas Capital Corp. 2.700%, 04/01/20	265,000	267,309

		2,437,133

Retail—0.2%
CVS Health Corp. 2.800%, 07/20/20	595,000	605,768
3.875%, 07/20/25	324,000	336,878
5.125%, 07/20/45	670,000	768,085
Home Depot, Inc. (The) 3.500%, 09/15/56	390,000	353,359
Lowe’s Cos., Inc. 2.500%, 04/15/26	625,000	600,764
3.700%, 04/15/46	520,000	501,213

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.875%, 03/01/27	80,000	$79,600

		3,245,667

Semiconductors—0.3%
Applied Materials, Inc. 3.300%, 04/01/27	100,000	101,625
4.350%, 04/01/47	70,000	74,298
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.000%, 01/15/22 (144A)	1,310,000	1,321,709
3.625%, 01/15/24 (144A)	540,000	552,419
Intel Corp. 4.100%, 05/19/46	235,000	243,562
Lam Research Corp. 2.800%, 06/15/21	375,000	380,398
QUALCOMM, Inc. 2.100%, 05/20/20	525,000	527,400
Sensata Technologies B.V. 5.000%, 10/01/25 (144A)	120,000	125,496
5.625%, 11/01/24 (144A)	20,000	21,450

		3,348,357

Software—0.2%
First Data Corp. 5.000%, 01/15/24 (144A)	40,000	41,137
5.375%, 08/15/23 (144A)	185,000	193,325
Microsoft Corp. 1.550%, 08/08/21	655,000	640,871
2.400%, 08/08/26	255,000	245,406
3.300%, 02/06/27	200,000	206,014
3.700%, 08/08/46	390,000	385,920
3.950%, 08/08/56	400,000	400,057
MSCI, Inc. 5.250%, 11/15/24 (144A)	75,000	79,500
5.750%, 08/15/25 (144A)	65,000	70,403
Open Text Corp. 5.625%, 01/15/23 (144A)	80,000	83,400
5.875%, 06/01/26 (144A)	15,000	16,134
Quintiles IMS, Inc. 4.875%, 05/15/23 (144A) (b)	95,000	97,256

		2,459,423

Telecommunications—0.5%
AT&T, Inc. 3.600%, 02/17/23	770,000	788,064
4.125%, 02/17/26	130,000	133,285
4.500%, 05/15/35	130,000	127,893
4.750%, 05/15/46	445,000	436,369
5.150%, 03/15/42	439,000	448,304
Nokia Oyj 4.375%, 06/12/27	430,000	437,796
6.625%, 05/15/39	110,000	126,637
Sprint Communications, Inc. 7.000%, 03/01/20 (144A)	135,000	148,206

Telecommunications—(Continued)
Sprint Corp. 7.125%, 06/15/24	185,000	205,812
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.360%, 09/20/21 (144A)	1,235,000	1,245,806
Telecom Italia Capital S.A. 6.000%, 09/30/34	45,000	47,581
6.375%, 11/15/33	10,000	10,800
7.721%, 06/04/38	50,000	60,500
Telefonica Emisiones S.A.U. 4.103%, 03/08/27	355,000	366,767
Verizon Communications, Inc. 4.125%, 03/16/27	365,000	376,964
4.400%, 11/01/34	535,000	530,108
4.522%, 09/15/48	100,000	94,609
4.862%, 08/21/46	415,000	415,071
5.012%, 08/21/54	263,000	258,823
5.250%, 03/16/37	320,000	343,997

		6,603,392

Transportation—0.2%
Burlington Northern Santa Fe LLC 3.250%, 06/15/27	70,000	71,511
4.125%, 06/15/47	450,000	473,204
CSX Corp. 3.250%, 06/01/27	890,000	895,672
FedEx Corp. 4.400%, 01/15/47	200,000	205,710
4.550%, 04/01/46	315,000	330,884
4.750%, 11/15/45	125,000	134,983
Norfolk Southern Corp. 2.900%, 06/15/26	365,000	359,201
Ryder System, Inc. 2.550%, 06/01/19	260,000	262,703

		2,733,868

Trucking & Leasing—0.1%
Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.500%, 06/15/19 (144A)	335,000	336,704
4.875%, 07/11/22 (144A)	655,000	715,537

		1,052,241

Total Corporate Bonds & Notes (Cost $152,481,631)		154,946,654

Asset-Backed Securities—6.9%

Asset-Backed - Automobile—0.2%
AmeriCredit Automobile Receivables Trust 3.310%, 10/08/19	245,000	247,456
First Investors Auto Owner Trust 2.390%, 11/16/20 (144A)	285,000	286,162
Honor Automobile Trust Securitization 2.940%, 11/15/19 (144A)	692,596	694,970

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2017

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Automobile—(Continued)
Santander Drive Auto Receivables Trust 3.780%, 10/15/19 (144A)	195,000	$197,149
4.670%, 01/15/20 (144A)	1,085,000	1,103,904

		2,529,641

Asset-Backed - Home Equity—0.3%
GSAA Home Equity Trust 1.266%, 12/25/46 (d) (f)	105,674	76,460
1.286%, 12/25/46 (d) (f)	350,592	194,576
1.316%, 03/25/37 (d) (f)	1,412,681	795,381
1.436%, 05/25/47 (d) (f)	23,679	19,030
1.446%, 04/25/47 (d) (f)	247,911	169,988
1.456%, 11/25/36 (d) (f)	313,059	188,557
1.516%, 03/25/36 (d) (f)	1,395,578	1,021,663
5.876%, 09/25/36 (d)	158,180	81,192
5.985%, 06/25/36 (d) (f)	620,711	335,464
Morgan Stanley ABS Capital, Inc. Trust 1.366%, 06/25/36 (d) (f)	44,444	40,795
Renaissance Home Equity Loan Trust 5.909%, 04/25/37 (d)	584,498	329,938
6.120%, 11/25/36 (d)	258,356	160,386
Soundview Home Loan Trust 1.466%, 11/25/36 (d) (f)	485,000	386,397

		3,799,827

Asset-Backed - Other—6.4%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates 5.818%, 11/25/35	100,000	102,207
AMMC CLO, Ltd. 2.606%, 07/27/26 (144A) (f)	1,340,000	1,340,718
Anchorage Capital CLO, Ltd. 2.461%, 01/15/29 (144A) (f)	760,744	762,459
Apidos CLO 2.189%, 01/19/25 (144A) (f)	895,000	894,552
2.488%, 01/16/27 (144A) (f)	480,000	481,432
Atlas Senior Loan Fund CLO, Ltd. 2.588%, 07/16/26 (144A) (f)	620,000	620,981
Atlas Senior Loan Fund, Ltd. 2.408%, 10/15/26 (144A) (f)	1,190,000	1,190,063
Avery Point CLO, Ltd. 2.256%, 04/25/26 (144A) (f)	1,460,000	1,461,345
2.278%, 01/18/25 (144A) (f)	1,275,000	1,275,246
Babson CLO, Ltd. 2.306%, 07/20/25 (144A) (f)	340,000	339,999
Bain Capital Credit CLO, Ltd. Zero Coupon, 07/20/30 (144A) (f)	815,000	814,592
Bayview Opportunity Master Fund Trust 3.500%, 01/28/55 (144A) (f)	837,607	859,017
3.500%, 06/28/57 (144A) (f)	985,000	1,010,675
4.000%, 11/28/53 (144A) (f)	715,830	747,384
4.000%, 10/28/64 (144A) (f)	1,345,472	1,405,203
Benefit Street Partners CLO, Ltd. Zero Coupon, 07/15/29 (144A) (f)	320,000	320,000

Asset-Backed - Other—(Continued)
BlueMountain CLO, Ltd. 2.430%, 04/30/26 (144A) (f)	1,100,000	1,110,897
Carlyle Global Market Strategies CLO, Ltd. 2.640%, 04/27/27 (144A) (f)	1,425,000	1,430,690
Cent CLO, Ltd. 2.380%, 07/27/26 (144A) (f)	930,000	930,079
2.470%, 01/30/25 (144A) (f)	1,029,413	1,029,939
2.589%, 11/07/26 (144A) (f)	755,000	756,131
CIFC Funding, Ltd. 2.208%, 04/18/25 (144A) (f)	1,585,000	1,584,201
2.392%, 05/24/26 (144A) (f)	1,580,000	1,584,163
3.918%, 12/05/24 (144A) (f)	950,000	951,580
Dryden Senior Loan Fund Zero Coupon, 07/18/30 (144A) (f)	1,280,000	1,280,000
2.588%, 07/15/27 (144A) (f)	1,215,000	1,224,216
2.588%, 10/15/28 (144A) (f)	1,604,000	1,614,594
Finance America Mortgage Loan Trust 2.266%, 09/25/33 (d) (f)	92,380	89,683
First Franklin Mortgage Loan Trust 1.526%, 09/25/36 (d) (f)	560,000	480,831
Flatiron CLO, Ltd. 2.695%, 05/15/30 (144A) (f)	810,000	809,562
Fremont Home Loan Trust 2.266%, 12/25/33 (d) (f)	83,367	81,795
Galaxy CLO, Ltd. 2.408%, 04/15/25 (144A) (f)	400,000	400,242
GMACM Home Equity Loan Trust 1.524%, 10/25/34 (144A) (f)	68,927	65,259
GreatAmerica Leasing Receivables Funding LLC 1.720%, 04/22/19 (144A)	150,000	149,914
Highbridge Loan Management, Ltd. 2.621%, 05/05/27 (144A) (f)	895,000	895,616
JFIN CLO, Ltd. 2.324%, 04/24/29 (144A) (f)	1,315,000	1,319,362
KKR Financial CLO, Ltd. 2.448%, 04/15/29 (144A) (f)	565,000	564,715
Knollwood CDO, Ltd. 4.355%, 01/10/39 (144A) (c) (f)	612,949	0
Lehman XS Trust 1.736%, 11/25/35 (d) (f)	217,779	145,398
Lendmark Funding Trust 2.830%, 01/22/24 (144A) (m)	680,000	679,861
3.260%, 04/21/25 (144A) (m)	875,000	882,524
Madison Park Funding, Ltd. 2.416%, 07/20/26 (144A) (f)	1,485,000	1,491,573
2.433%, 10/23/25 (144A) (f)	1,341,165	1,341,413
Magnetite, Ltd. 2.156%, 07/25/26 (144A) (f)	1,255,000	1,255,000
2.458%, 04/15/26 (144A) (f)	865,000	870,192
2.488%, 04/15/27 (144A) (f)	955,000	959,581
2.656%, 07/25/26 (144A) (f)	995,000	995,000
Nationstar HECM Loan Trust Zero Coupon, 02/25/26 (144A) (f)	293,098	293,192
1.968%, 05/25/27 (144A)	325,313	325,342
2.239%, 06/25/26 (144A) (f)	89,306	90,313
2.942%, 05/25/27 (144A)	100,000	99,849

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2017

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
New Residential Advance Receivables Trust 2.575%, 10/15/49 (144A)	1,249,000	$1,240,896
3.214%, 02/15/51 (144A)	1,065,000	1,071,052
NRZ Advance Receivables Trust 3.107%, 12/15/50 (144A)	1,195,000	1,178,719
Oak Hill Credit Partners, Ltd. 2.286%, 07/20/26 (144A) (f)	455,000	454,770
Oaktree EIF, Ltd. 2.332%, 11/15/25 (144A) (f)	1,505,000	1,504,986
2.732%, 02/15/26 (144A) (f)	1,345,000	1,348,845
OCP CLO, Ltd. 2.688%, 04/17/27 (144A) (f)	1,230,000	1,230,491
Octagon Investment Partners, Ltd. 2.278%, 07/17/25 (144A) (f)	720,000	720,737
2.567%, 03/17/30 (144A) (f)	725,000	730,741
OHA Loan Funding, Ltd. 2.456%, 08/23/24 (144A) (f)	695,000	695,076
OneMain Financial Issuance Trust 4.100%, 03/20/28 (144A)	1,650,000	1,683,162
OZLM Funding, Ltd. 2.303%, 07/22/25 (144A) (f)	1,205,000	1,204,230
OZLM, Ltd. 2.620%, 04/30/27 (144A) (f)	1,360,000	1,361,764
Race Point CLO, Ltd. 2.668%, 04/15/27 (144A) (f)	1,610,000	1,612,082
SBA Tower Trust 2.898%, 10/15/44 (144A)	845,000	849,451
Securitized Asset-Backed Receivables LLC Trust 1.306%, 07/25/36 (d) (f)	523,159	266,693
Seneca Park CLO, Ltd. 2.278%, 07/17/26 (144A) (f)	1,095,000	1,096,591
Shackleton CLO, Ltd. 2.318%, 07/17/26 (144A) (f)	1,100,000	1,101,408
SoFi Consumer Loan Program LLC 2.500%, 05/26/26 (144A)	600,000	599,891
2.770%, 05/25/26 (144A)	315,310	316,930
3.090%, 10/27/25 (144A) (m)	661,848	667,357
3.280%, 01/26/26 (144A) (m)	541,200	548,246
Sound Point CLO, Ltd. 2.256%, 01/21/26 (144A) (f)	1,415,000	1,415,004
2.496%, 01/23/29 (144A) (f)	505,000	506,446
2.688%, 04/15/27 (144A) (f)	1,315,000	1,315,813
Springleaf Funding Trust 2.680%, 07/15/30 (144A)	1,705,000	1,701,280
2.900%, 11/15/29 (144A)	960,000	964,599
SPS Servicer Advance Receivables Trust 2.750%, 11/15/49 (144A)	1,020,000	1,021,820
Symphony CLO, Ltd. 2.435%, 07/14/26 (144A) (f)	1,295,000	1,295,061
2.905%, 01/09/23 (144A) (f)	1,280,000	1,283,478
Towd Point Mortgage Trust 2.250%, 04/25/56 (144A) (f)	1,067,601	1,064,355
2.750%, 02/25/55 (144A) (f)	264,113	266,082
2.750%, 08/25/55 (144A) (f)	874,222	880,189
2.750%, 10/25/56 (144A) (f)	2,242,749	2,260,036
2.750%, 04/25/57 (144A) (f)	631,726	637,748
3.000%, 03/25/54 (144A) (f)	65,328	66,097

Asset-Backed - Other—(Continued)
Treman Park CLO, Ltd. 2.526%, 04/20/27 (144A) (f)	1,300,000	1,304,463
Vericrest Opportunity Loan Trust LLC 3.250%, 04/25/59 (144A)	610,000	609,455
Vibrant CLO, Ltd. 2.525%, 06/20/29 (144A) (f)	1,515,000	1,515,000
Voya CLO, Ltd. 2.638%, 04/18/27 (144A) (f)	1,265,000	1,272,491
3.258%, 04/18/27 (144A) (f)	440,000	440,251

		82,712,366

Total Asset-Backed Securities (Cost $88,351,278)		89,041,834

Mortgage-Backed Securities—5.2%

Collateralized Mortgage Obligations—3.0%
Adjustable Rate Mortgage Trust 1.716%, 01/25/36 (f)	210,120	196,008
1.736%, 01/25/36 (f)	61,789	58,016
1.756%, 11/25/35 (f)	354,454	331,704
Angel Oak Mortgage Trust LLC 2.501%, 07/25/47	755,000	754,991
2.810%, 01/25/47 (144A) (f)	262,044	262,584
Banc of America Funding Trust 1.442%, 02/20/47 (f)	1,112,705	1,046,773
Bear Stearns Adjustable Rate Mortgage Trust 3.642%, 07/25/36 (f)	495,478	484,041
Bear Stearns ALT-A Trust 1.696%, 02/25/36 (f)	803,888	733,101
Bear Stearns Mortgage Funding Trust 1.396%, 10/25/36 (f)	454,916	402,454
1.416%, 02/25/37 (f)	878,591	795,823
COLT Mortgage Loan Trust 2.614%, 05/27/47 (144A) (f)	781,449	785,482
2.800%, 12/26/46 (144A) (f)	424,047	424,305
Countrywide Alternative Loan Trust 1.486%, 01/25/36 (f)	168,521	157,301
1.536%, 11/25/35 (f)	160,620	137,855
1.666%, 04/25/35 (f)	317,166	281,105
2.016%, 12/25/35 (f)	227,323	197,715
2.082%, 08/25/35 (f)	395,403	350,012
5.500%, 11/25/35	920,216	805,906
Countrywide Home Loan Mortgage Pass-Through Trust 1.416%, 04/25/46 (f)	391,064	333,039
1.896%, 02/25/35 (f)	181,026	170,244
1.896%, 03/25/35 (f)	62,557	56,361
3.174%, 09/25/47 (f)	734,996	683,487
3.404%, 06/20/35 (f)	24,826	24,954
Credit Suisse Mortgage Capital Certificates Trust 3.250%, 04/25/47 (144A) (f)	618,267	625,635
Deephaven Residential Mortgage Trust 2.453%, 06/25/47 (144A) (f)	660,000	657,980
2.725%, 12/26/46 (144A) (f)	444,122	443,982

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2017

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Deutsche ALT-A Securities Mortgage Loan Trust 1.366%, 12/25/36 (f)	471,809	$408,705
DSLA Mortgage Loan Trust 1.652%, 03/19/46 (f)	661,512	604,641
Fannie Mae Connecticut Avenue Securities 4.766%, 07/25/29 (f)	390,000	411,859
5.566%, 04/25/29 (f)	780,142	856,203
GreenPoint Mortgage Funding Trust 2.092%, 10/25/45 (f)	297,225	230,935
GSR Mortgage Loan Trust 1.516%, 01/25/37 (f)	905,280	571,820
3.370%, 01/25/36 (f)	733,100	710,733
6.000%, 07/25/37	376,694	341,840
IndyMac INDX Mortgage Loan Trust 1.406%, 04/25/37 (f)	60,353	48,719
3.410%, 10/25/35 (f)	67,642	63,678
JPMorgan Mortgage Trust 3.377%, 05/25/36 (f)	47,277	43,690
Lehman XS Trust 1.406%, 11/25/46 (d) (f)	884,768	801,320
1.456%, 06/25/47 (f)	763,878	640,075
LSTAR Securities Investment, Ltd. 3.051%, 01/01/22 (144A) (f)	543,553	542,303
3.051%, 02/01/22 (144A) (f)	1,039,081	1,039,718
3.051%, 04/01/22 (144A) (f)	290,797	286,246
3.227%, 09/01/21 (144A) (f)	368,191	369,112
Luminent Mortgage Trust 1.416%, 10/25/46 (f)	139,036	124,336
1.476%, 11/25/35 (f)	65,661	60,429
Master Adjustable Rate Mortgages Trust 3.190%, 11/21/34 (f)	185,159	189,426
MASTR Adjustable Rate Mortgages Trust 2.811%, 09/25/33 (f)	120,901	115,404
MFA Trust 2.588%, 02/25/57 (144A) (f)	458,905	461,246
Morgan Stanley Mortgage Loan Trust 3.414%, 05/25/36 (f)	259,798	195,111
Mortgage Repurchase Agreement Financing Trust 2.287%, 06/10/19 (144A) (f)	1,688,000	1,685,178
New Residential Mortgage Loan Trust 3.750%, 11/26/35 (144A) (f)	1,218,415	1,256,169
3.750%, 11/25/56 (144A) (f)	1,099,018	1,132,248
4.000%, 02/25/57 (144A) (f)	2,245,672	2,334,681
4.000%, 03/25/57 (144A) (f)	2,304,845	2,399,839
4.000%, 04/25/57 (144A) (f)	1,794,633	1,863,957
4.000%, 05/25/57 (144A) (f)	1,560,000	1,629,420
Residential Accredit Loans, Inc. Trust 1.516%, 04/25/36 (f)	803,419	690,880
6.000%, 12/25/35	329,900	314,720
Residential Asset Securitization Trust 1.666%, 03/25/35 (f)	295,264	268,268
RFMSI Trust 3.480%, 08/25/35 (f)	119,145	95,769
Structured Adjustable Rate Mortgage Loan Trust 1.516%, 09/25/34 (f)	78,882	73,416

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Structured Asset Mortgage Investments Trust 1.446%, 02/25/36 (f)	164,885	$145,359
WaMu Mortgage Pass-Through Certificates Trust 1.512%, 12/25/46 (f)	672,823	584,633
1.612%, 10/25/46 (f)	321,403	286,740
1.712%, 07/25/46 (f)	93,020	84,445
3.058%, 06/25/37 (f)	188,840	171,845
Washington Mutual Mortgage Pass-Through Certificates 1.816%, 07/25/36 (f)	135,886	89,563
Wells Fargo Alternative Loan Trust 3.207%, 12/28/37 (f)	28,380	27,740
Wells Fargo Mortgage-Backed Securities Trust 3.036%, 09/25/36 (f)	276,019	272,207
3.232%, 10/25/35 (f)	1,541,000	1,549,248
3.268%, 10/25/36 (f)	319,703	310,269

		37,585,001

Commercial Mortgage-Backed Securities—2.2%
Banc of America Commercial Mortgage Trust 3.262%, 09/15/48 (144A) (f) (m)	413,000	249,790
BB-UBS Trust 3.430%, 11/05/36 (144A)	2,520,000	2,580,128
Bear Stearns Commercial Mortgage Securities Trust 5.279%, 10/12/42 (f)	145,000	143,299
CD Mortgage Trust 6.506%, 11/15/44 (f)	80,000	80,669
Citigroup Commercial Mortgage Trust 1.201%, 07/10/47 (f) (g)	4,397,470	253,205
1.300%, 04/10/48 (f) (g)	5,023,139	314,008
2.935%, 04/10/48	85,000	84,291
3.110%, 04/10/48 (144A)	245,000	180,518
3.616%, 02/10/49	310,000	321,203
3.762%, 06/10/48	295,000	308,688
3.818%, 11/10/48	220,000	230,868
3.855%, 05/10/47	25,000	26,372
Commercial Mortgage Loan Trust 6.335%, 12/10/49 (f)	242,589	243,029
Commercial Mortgage Pass-Through Certificates Mortgage Trust 0.967%, 02/10/47 (f) (g)	3,826,274	116,668
1.067%, 08/10/46 (f) (g)	1,069,930	36,818
2.035%, 10/15/45 (f) (g)	443,878	28,851
2.853%, 10/15/45	180,000	181,415
3.101%, 03/10/46	145,000	148,149
3.213%, 03/10/46	280,000	286,512
3.350%, 02/10/48	320,000	324,858
3.424%, 03/10/31 (144A)	1,065,000	1,102,716
3.612%, 06/10/46 (f)	260,000	271,466
3.620%, 07/10/50	130,000	134,300
3.694%, 08/10/47	395,000	409,906
3.796%, 08/10/47	225,000	236,264
3.961%, 03/10/47	235,125	248,066
4.074%, 02/10/47 (f)	115,000	122,572

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2017

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Commercial Mortgage Pass-Through Certificates Mortgage Trust 4.205%, 08/10/46	100,035	$107,595
4.210%, 08/10/46 (f)	175,000	188,522
4.236%, 02/10/47 (f)	100,000	107,452
4.725%, 10/15/45 (144A) (f) (m)	210,000	92,892
4.750%, 10/15/45 (144A) (f) (m)	355,000	224,811
Commercial Mortgage Trust 3.765%, 02/10/49	295,000	308,475
3.902%, 07/10/50	210,000	220,727
Credit Suisse First Boston Mortgage Securities Corp. 4.877%, 04/15/37	33,720	33,161
CSAIL Commercial Mortgage Trust 1.008%, 06/15/57 (f) (g)	13,192,488	640,107
1.204%, 11/15/48 (f) (g)	1,157,006	69,221
3.447%, 08/15/48	80,000	81,891
3.502%, 11/15/49	235,000	239,474
3.544%, 11/15/48	280,000	287,571
GE Commercial Mortgage Corp. Trust 5.606%, 12/10/49 (f)	65,000	65,570
GS Mortgage Securities Corp. Trust 2.954%, 11/05/34 (144A)	1,200,000	1,216,098
3.633%, 06/05/31 (144A)	130,000	130,626
GS Mortgage Securities Trust 0.231%, 07/10/46 (f) (g)	12,410,610	64,726
1.523%, 08/10/44 (144A) (f) (g)	1,039,332	46,887
3.674%, 04/10/47 (144A) (m)	235,000	83,615
5.020%, 04/10/47 (144A) (f) (m)	585,000	425,137
JPMBB Commercial Mortgage Securities Trust 0.985%, 09/15/47 (f) (g)	4,710,011	156,854
3.611%, 05/15/48	150,000	155,413
3.775%, 08/15/47	160,000	168,181
3.879%, 10/15/48 (144A) (f)	220,000	166,918
JPMorgan Chase Commercial Mortgage Securities Trust 2.617%, 02/12/51 (f)	1,444,261	1,381,976
2.733%, 10/15/45 (144A) (f) (m)	400,000	194,938
3.905%, 05/05/30 (144A)	867,892	905,287
4.535%, 12/15/47 (144A) (f) (m)	130,000	100,848
6.068%, 02/12/51	172,990	173,596
LB-UBS Commercial Mortgage Trust 6.296%, 04/15/41 (f)	262,130	267,192
Morgan Stanley Bank of America Merrill Lynch Trust 1.262%, 10/15/48 (f) (g)	910,165	61,748
1.288%, 12/15/47 (f) (g)	2,928,142	154,653
2.918%, 02/15/46	130,000	131,777
3.134%, 12/15/48	315,000	322,238
3.176%, 08/15/45	245,000	252,537
3.732%, 05/15/48	155,000	162,242
3.766%, 11/15/46	180,000	189,490
4.259%, 10/15/46 (f)	115,000	124,311
4.500%, 08/15/45 (144A) (m)	220,000	153,920

Commercial Mortgage-Backed Securities—(Continued)
Morgan Stanley Capital Trust 1.465%, 06/15/50 (f) (g)	1,730,000	174,485
2.782%, 08/15/49	210,000	203,770
3.337%, 12/15/49	175,000	177,523
3.596%, 12/15/49	320,000	330,743
5.327%, 07/15/49 (144A) (f) (m)	265,000	222,779
5.411%, 10/12/52 (144A) (f)	135,000	61,754
SFAVE Commercial Mortgage Securities Trust 3.872%, 01/05/43 (144A) (f)	250,000	247,335
UBS-Barclays Commercial Mortgage Trust 1.696%, 02/15/50 (f) (g)	5,747,665	619,423
3.091%, 08/10/49	355,000	363,737
3.185%, 03/10/46	240,000	245,499
3.244%, 04/10/46	300,119	307,756
3.674%, 02/15/50	300,000	312,447
VNDO Mortgage Trust 2.996%, 11/15/30 (144A)	1,105,000	1,127,779
Wells Fargo Commercial Mortgage Trust 1.322%, 05/15/48 (f) (g)	3,903,369	243,046
1.326%, 09/15/57 (f) (g)	8,421,695	494,918
2.881%, 05/15/48 (144A) (f) (m)	510,000	316,521
2.918%, 10/15/45	320,000	324,680
2.942%, 10/15/49	70,000	68,766
3.290%, 05/15/48	230,000	233,089
3.356%, 09/15/58 (144A) (m)	245,000	151,664
3.453%, 07/15/50	165,000	169,937
3.560%, 01/15/59	230,000	237,591
3.637%, 06/15/48	190,000	197,468
3.839%, 09/15/58	225,000	237,267
3.957%, 12/15/47 (144A) (f)	72,000	58,771
4.240%, 05/15/48 (f)	80,000	69,271
4.366%, 06/15/48 (f)	150,000	127,239
WF-RBS Commercial Mortgage Trust 1.531%, 03/15/47 (f) (g)	2,385,284	133,476
2.870%, 11/15/45	400,000	405,297
2.875%, 12/15/45	175,000	176,435
3.016%, 11/15/47 (144A) (m)	550,000	228,741
3.071%, 03/15/45	185,000	188,663
3.345%, 05/15/45	100,000	102,017
3.607%, 11/15/47	190,000	197,167
3.723%, 05/15/47	190,000	198,414
3.995%, 05/15/47	160,281	169,969
4.045%, 03/15/47	40,000	42,587
4.101%, 03/15/47	335,000	357,379
4.490%, 03/15/48 (144A) (f)	55,000	51,200
5.000%, 06/15/44 (144A) (f) (m)	105,000	86,523
5.767%, 04/15/45 (144A) (f)	255,000	255,187

		28,441,619

Total Mortgage-Backed Securities (Cost $65,659,264)		66,026,620

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2017

Floating Rate Loans (n)—1.6%

Security Description	Principal Amount*	Value

Advertising—0.0%
inVentiv Health, Inc. Term Loan B, 4.952%, 11/09/23	243,775	$244,907

Aerospace/Defense—0.0%
TransDigm, Inc. Term Loan E, 4.249%, 05/14/22	202,135	202,093

Agriculture—0.0%
American Rock Salt Holdings LLC 1st Lien Term Loan, 4.976%, 05/20/21	281,025	282,313
Incremental Term Loan, 4.976%, 05/20/21	122,047	122,352

		404,665

Auto Manufacturers—0.1%
FCA U.S. LLC Term Loan B, 3.160%, 12/31/18	512,322	515,364

Building Materials—0.0%
Quikrete Holdings, Inc. 1st Lien Term Loan, 3.976%, 11/15/23	129,350	129,260

Chemicals—0.0%
Nexeo Solutions LLC Term Loan B, 4.973%, 06/09/23	168,304	169,918
Univar, Inc. Term Loan B, 3.976%, 07/01/22	119,400	119,636

		289,554

Commercial Services—0.1%
Acosta Holdco, Inc. Term Loan, 4.476%, 09/26/21	154,452	139,862
Brickman Group, Ltd. LLC 1st Lien Term Loan, 4.217%, 12/18/20	291,676	292,610
Jaguar Holding Co. II Term Loan, 4.013%, 08/18/22	132,015	132,190
PSAV Holdings LLC Term Loan B, 4.618%, 04/27/24	245,000	245,383
WEX, Inc. Term Loan B, 4.726%, 07/01/23	415,800	418,102

		1,228,147

Computers—0.0%
Tempo Acquisition LLC Term Loan, 4.060%, 05/01/24	210,000	210,678
Xerox Business Services LLC Term Loan B, 5.226%, 12/07/23	134,325	136,214

		346,892

Containers & Packaging—0.0%
Berry Plastics Group, Inc. Term Loan K, 3.367%, 02/08/20	247,751	248,123

Cosmetics/Personal Care—0.0%
Galleria Co. Term Loan B, 4.125%, 09/29/23	90,000	90,689
Revlon Consumer Products Corp. Term Loan B, 4.726%, 09/07/23	243,163	227,306

		317,995

Diversified Financial Services—0.0%
AlixPartners LLP Term Loan B, 4.296%, 04/04/24	179,550	180,605
Russell Investment Group Term Loan B, 6.976%, 06/01/23	133,650	135,237

		315,842

Electric—0.1%
Calpine Construction Finance Co. L.P. Term Loan B2, 3.730%, 01/31/22	829,511	827,610
Helix Gen Funding LLC Term Loan B, 4.960%, 06/02/24	100,000	100,848
TEX Operations Co. LLC Term Loan B, 3.976%, 08/04/23	144,275	143,193
Term Loan C, 3.795%, 08/04/23	35,000	34,738

		1,106,389

Energy Equipment & Services—0.0%
Chief Exploration & Development LLC 2nd Lien Term Loan, 7.932%, 05/16/21	105,000	101,675
Seadrill Partners Finco LLC Term Loan B, 4.296%, 02/21/21	220,707	140,425

		242,100

Food—0.1%
Albertson’s LLC Term Loan B4, 3.976%, 08/25/21	176,018	174,052
Aramark Services, Inc. Term Loan B, 3.226%, 03/28/24	289,275	291,445
Hostess Brands LLC Term Loan, 3.726%, 08/03/22	109,171	109,648
Post Holdings, Inc. Delayed Draw Term Loan, 05/17/24 (o)	75,000	75,174
Incremental Term Loan, 3.470%, 05/24/24	90,000	90,225

		740,544

Healthcare-Services—0.1%
Community Health Systems, Inc. Term Loan H, 4.161%, 01/27/21	111,840	111,800
Envision Healthcare Corp. Term Loan B, 4.300%, 12/01/23	158,006	158,875
INC Research LLC Term Loan B, 06/27/24 (o)	100,000	100,313
MPH Acquisition Holdings LLC Term Loan B, 4.296%, 06/07/23	163,660	163,844
Ortho-Clinical Diagnostics, Inc. Term Loan B, 5.046%, 06/30/21	134,072	133,611

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2017

Floating Rate Loans(n)—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
U.S. Renal Care, Inc. Term Loan B, 5.546%, 12/31/22	256,100	$249,377

		917,820

Insurance—0.2%
Asurion LLC 2nd Lien Term Loan, 8.726%, 03/03/21	385,000	387,246
Term Loan B4, 4.476%, 08/04/22	321,964	323,976
Term Loan B5, 4.226%, 11/03/23	304,308	306,400
Camelot UK Holdco, Ltd. Term Loan B, 4.726%, 10/03/23	109,176	109,950
Hub International, Ltd. Term Loan B, 4.422%, 10/02/20	337,410	339,046
Sedgwick Claims Management Services, Inc. 1st Lien Term Loan, 3.976%, 03/01/21	785,109	786,827
2nd Lien Term Loan, 6.976%, 02/28/22	205,000	205,854
USI, Inc. Term Loan B, 4.180%, 05/16/24	105,000	104,488

		2,563,787

Internet—0.0%
Go Daddy Operating Co. LLC Term Loan B, 3.726%, 02/15/24	194,791	195,448
Zayo Group LLC Term Loan B2, 3.716%, 01/19/24	75,071	75,400

		270,848

Internet & Direct Marketing Retail—0.0%
Lands’ End, Inc. Term Loan B, 4.476%, 04/04/21	207,817	176,818

Investment Company Security—0.0%
Fortress Investment Group LLC Term Loan B, 06/02/22 (o)	115,000	115,815

Leisure Time—0.1%
Delta 2 (LUX) S.a.r.l. 2nd Lien Term Loan, 8.004%, 07/29/22	49,500	49,952
Term Loan B3, 4.504%, 02/01/24	500,000	501,015

		550,967

Lodging—0.1%
Boyd Gaming Corp. Term Loan B3, 3.688%, 09/15/23	129,161	129,518
Caesars Entertainment Operating Co. Term Loan, 03/31/24 (o)	160,000	159,700
La Quinta Intermediate Holdings LLC Term Loan B, 3.908%, 04/14/21	241,314	242,632
MGM Growth Properties Operating Partnership L.P. Term Loan B, 3.476%, 04/25/23	222,188	222,799

		754,649

Machinery-Diversified—0.0%
Gardner Denver, Inc. Term Loan, 4.546%, 07/30/20	472,293	473,946

Media—0.0%
Advantage Sales & Marketing, Inc. 1st Lien Term Loan, 4.546%, 07/23/21	100,192	96,760
Mission Broadcasting, Inc. Term Loan B2, 4.246%, 01/17/24	9,416	9,454
Nexstar Broadcasting, Inc. Term Loan B, 4.238%, 01/17/24	95,298	95,686
Univision Communications, Inc. Term Loan C5, 3.976%, 03/15/24	149,195	146,725

		348,625

Office/Business Equipment—0.0%
Brand Energy & Infrastructure Services, Inc. Term Loan, 06/21/24 (o)	150,000	149,737

Oil & Gas—0.1%
California Resources Corp. Term Loan, 11.534%, 12/31/21	130,000	138,287
Chesapeake Energy Corp. Term Loan, 8.686%, 08/23/21	110,000	117,666
Fieldwood Energy LLC 1st Lien Term Loan, 4.171%, 09/28/18	499,780	481,872
Foresight Energy LLC 1st Lien Term Loan, 7.046%, 03/28/22	204,488	196,095
Paragon Offshore Finance Co. Term Loan B, 6.000%, 07/18/21	88,750	34,335

		968,255

Packaging & Containers—0.1%
Caesars Growth Properties Holdings LLC Term Loan, 4.226%, 05/08/21	208,565	209,608
Flex Acquisition Co., Inc. 1st Lien Term Loan, 4.398%, 12/29/23	100,000	100,525
Reynolds Group Holdings, Inc. Term Loan, 4.226%, 02/05/23	406,930	408,265
Signode Industrial Group U.S., Inc. Term Loan B, 4.007%, 05/04/21	192,708	192,708

		911,106

Pharmaceuticals—0.1%
Change Healthcare Holdings, Inc. Term Loan B, 3.976%, 03/01/24	174,563	174,808
Endo Luxembourg Finance Co. I S.a.r.l. Term Loan B, 5.500%, 04/29/24	170,000	171,634
Valeant Pharmaceuticals International, Inc. Term Loan B F1, 5.830%, 04/01/22	142,831	144,924

		491,366

Pipelines—0.0%
Energy Transfer Equity L.P. Term Loan B, 3.826%, 02/02/24	325,000	323,810

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2017

Floating Rate Loans(n)—(Continued)

Security Description	Principal Amount*	Value

Professional Services—0.0%
Trans Union LLC Term Loan B2, 3.726%, 04/09/23	276,237	$278,457

Real Estate—0.0%
DTZ U.S. Borrower LLC 1st Lien Term Loan, 4.447%, 11/04/21	400,063	400,613

Retail—0.1%
Bass Pro Group LLC Term Loan B, 6.296%, 12/16/23	275,000	267,855
Harbor Freight Tools USA, Inc. Term Loan B, 4.476%, 08/18/23	119,100	119,240
J. Crew Group, Inc. Term Loan B, 4.246%, 03/05/21	312,447	188,640
Michaels Stores, Inc. Term Loan B1, 3.938%, 01/30/23	99,615	99,517
Neiman Marcus Group, Ltd. LLC Term Loan, 4.339%, 10/25/20	225,581	170,737
Party City Holdings, Inc. Term Loan, 4.188%, 08/19/22	166,557	166,869

		1,012,858

Semiconductors—0.0%
Entegris, Inc. Term Loan B, 3.476%, 04/30/21	195,840	197,493
ON Semiconductor Corp. Term Loan B, 3.476%, 03/31/23	83,211	83,445

		280,938

Software—0.2%
First Data Corp. Term Loan, 3.466%, 07/08/22	603,972	603,804
Infor (U.S.), Inc. Term Loan B6, 4.046%, 02/01/22	246,778	245,633
MISYS Europe S.A. 1st Lien Term Loan, 4.736%, 06/13/24	125,000	125,180
Quintiles IMS, Inc. Term Loan B, 3.232%, 03/07/24	671,513	676,899
SS&C Technologies, Inc. Term Loan B1, 3.476%, 07/08/22	181,473	182,461
Term Loan B2, 3.476%, 07/08/22	10,622	10,680

		1,844,657

Telecommunications—0.1%
CSC Holdings LLC 1st Lien Term Loan, 3.459%, 07/17/25	108,281	108,112
Level 3 Financing, Inc. Term Loan B, 3.466%, 02/22/24	365,000	366,293
Sprint Communications, Inc. 1st Lien Term Loan B, 3.750%, 02/02/24	339,150	339,513
UPC Financing Partnership Term Loan AP, 3.909%, 04/15/25	150,000	150,356

		964,274

Trading Companies & Distributors—0.0%
Neff Rental LLC 2nd Lien Term Loan, 7.664%, 06/09/21	100,831	101,041

Transportation—0.0%
Kenan Advantage Group, Inc. Term Loan, 4.226%, 07/31/22	83,554	83,685
Term Loan B, 4.226%, 07/31/22	30,823	30,871

		114,556

Trucking & Leasing—0.0%
Avolon TLB Borrower 1 (Luxembourg) S.a.r.l. Term Loan B2, 3.962%, 03/20/22	240,000	242,401

Total Floating Rate Loans (Cost $20,876,376)		20,589,219

Foreign Government—0.7%

Banks—0.1%
Banco Nacional de Desenvolvimento Economico e Social 4.750%, 05/09/24 (144A)	730,000	713,575

Sovereign—0.6%
Brazil Notas do Tesouro Nacional 10.000%, 01/01/23 (BRL)	2,239,000	668,478
Chile Government International Bonds 3.860%, 06/21/47	570,000	571,425
Ivory Coast Government International Bonds 5.125%, 06/15/25 (144A) (EUR)	495,000	571,319
Kuwait International Government Bonds 2.750%, 03/20/22 (144A)	665,000	667,327
3.500%, 03/20/27 (144A)	475,000	485,260
Mexican Bonos 5.000%, 12/11/19 (MXN)	18,288,700	971,091
Mexico Government International Bonds 4.150%, 03/28/27	210,000	217,455
5.750%, 10/12/10	598,000	620,425
Oman Government International Bonds 5.375%, 03/08/27 (144A)	1,230,000	1,257,675
6.500%, 03/08/47 (144A)	435,000	443,923
Russian Foreign Bond - Eurobond 5.250%, 06/23/47 (144A)	1,400,000	1,409,761
Uruguay Government International Bonds 9.875%, 06/20/22 (144A) (UYU)	12,320,000	446,066
Venezuela Government International Bonds 7.750%, 10/13/19	158,000	80,185

		8,410,390

Total Foreign Government (Cost $8,978,415)		9,123,965

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2017

Municipals—0.5%

Security Description	Principal Amount*/ Notional Amount*	Value
Chicago Transit Authority Transfer Tax Receipts Revenue 6.899%, 12/01/40	805,000	$1,023,976
City of Chicago IL, General Obligation Unlimited 7.045%, 01/01/29	975,000	1,009,437
Municipal Electric Authority of Georgia, Build America Bonds 6.637%, 04/01/57	55,000	67,434
Puerto Rico Commonwealth Government Employees Retirement System 6.150%, 07/01/38	1,990,000	791,025
6.200%, 07/01/39	580,000	230,550
State of California General Obligation Unlimited, Build America Bonds 7.350%, 11/01/39	1,355,000	1,990,834
7.600%, 11/01/40	300,000	466,983
State of Illinois, General Obligation Unlimited 5.100%, 06/01/33	140,000	131,057
5.163%, 02/01/18	85,000	85,880
5.665%, 03/01/18	1,010,000	1,026,513
5.877%, 03/01/19	200,000	206,956

Total Municipals (Cost $7,090,928)		7,030,645

Purchased Options—0.0%

Currency Options—0.0%
USD Put /TRY Call, Strike Price TRY 3.54, Expires 05/02/18 (Counterparty - Goldman Sachs International) (d)	101,000	26,218
USD Put /TRY Call, Strike Price TRY 3.7085, Expires 04/06/18 (Counterparty - Goldman Sachs International) (d)	102,000	48,332
USD Put/CNH Call, Strike Price CNH 6.79, Expires 07/03/17 (Counterparty - Goldman Sachs International) (d)	3,335,000	6,030
USD Put/ZAR Call, Strike Price ZAR 12.791, Expires 07/05/17 (Counterparty - Goldman Sachs International) (d)	843,000	205

		80,785

Interest Rate Swaptions—0.0%
Call - OTC - 10 Year Interest Rate Swap, Exercise Rate 2.72%, Expires 06/07/27 (Counterparty - JPMorgan Chase Bank N.A.) (d)	1,400,000	188,815
Put - OTC - 10 Year Interest Rate Swap, Exercise Rate 2.72%, Expires 06/07/27 (Counterparty - JPMorgan Chase Bank N.A.) (d)	1,400,000	173,679

		362,494

Total Purchased Options (Cost $568,181)		443,279

Short-Term Investments—1.0%
Security Description	Principal Amount*	Value

Repurchase Agreement—0.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $7,142,549 on 07/03/17, collateralized by $7,280,000 Federal Home Loan Bank at 1.125% due 04/25/18 with a value of $7,287,200.	7,142,478	7,142,478

Foreign Government—0.4%
Argentina Treasury Bills 2.402%, 07/14/17 (p)	352,414	352,215
2.814%, 11/24/17 (p)	127,404	125,956
2.818%, 11/10/17 (p)	125,596	124,311
2.832%, 01/26/18 (p)	293,531	288,557
3.089%, 06/15/18 (p)	1,404,336	1,361,460
3.157%, 05/24/18 (p)	419,524	407,777
3.157%, 12/15/17 (p)	748,588	738,715
3.325%, 04/27/18 (p)	753,250	733,874
Egypt Treasury Bills 18.160%, 09/26/17 (p)	9,750,000	514,030

		4,646,895

Total Short-Term Investments (Cost $11,792,126)		11,789,373

Securities Lending Reinvestments (q)—2.6%

Certificates of Deposit—1.3%
ABN AMRO Bank NV Zero Coupon, 09/05/17	995,818	997,900
Canadian Imperial Bank 1.630%, 10/27/17 (f)	750,000	750,844
Cooperative Rabobank UA New York 1.555%, 10/13/17 (f)	500,000	500,576
1.558%, 10/13/17 (f)	500,000	500,678
Credit Suisse AG New York 1.432%, 10/16/17 (f)	1,000,000	1,000,214
DNB NOR Bank ASA 1.412%, 07/28/17 (f)	900,000	900,112
KBC Bank NV 1.250%, 08/08/17	1,000,000	1,000,030
Landesbank Baden-Wuerttemberg 1.150%, 07/03/17	500,000	499,995
Mitsubishi UFJ Trust and Banking Corp. 1.266%, 12/05/17 (f)	500,000	500,012
National Australia Bank London 1.480%, 11/09/17 (f)	2,500,000	2,502,025
Natixis New York 1.287%, 11/13/17 (f)	1,000,000	999,890
Norinchukin Bank New York 1.377%, 10/13/17 (f)	1,000,000	1,000,687
Royal Bank of Canada New York 1.555%, 10/13/17 (f)	500,000	500,506

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2017

Securities Lending Reinvestments (q)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Sumitomo Mitsui Banking Corp., New York 1.551%, 08/01/17 (f)	1,400,000	$1,400,545
Sumitomo Mitsui Trust Bank, Ltd., New York 1.466%, 10/26/17 (f)	1,000,000	1,000,256
UBS, Stamford 1.722%, 07/31/17 (f)	1,501,533	1,500,857
Wells Fargo Bank San Francisco N.A. 1.547%, 10/26/17 (f)	900,000	900,805

		16,455,932

Commercial Paper—0.4%
Atlantic Asset Securitization LLC 1.170%, 07/12/17	498,521	499,819
Commonwealth Bank Australia 1.522%, 10/23/17 (f)	1,500,000	1,501,581
ING Funding LLC 1.234%, 12/07/17 (f)	500,000	500,173
LMA S.A. & LMA Americas 1.150%, 07/07/17	499,888	499,936
1.180%, 07/11/17	498,525	499,834
Sheffield Receivables Co. 1.190%, 07/28/17	498,446	499,530
Westpac Banking Corp. 1.506%, 10/20/17 (f)	1,300,000	1,301,296

		5,302,169

Repurchase Agreements—0.7%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $632,782 on 07/03/17, collateralized by $658,656 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $645,380.	632,725	632,725
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.710% to be repurchased at $354,156 on 10/02/17, collateralized by various Common Stock with a value of $385,000.	350,000	350,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/17 at 1.100% to be repurchased at $1,800,165 on 07/03/17, collateralized by $1,793,082 U.S. Treasury and Foreign Obligations with rates ranging from 1.375% - 4.500%, maturity dates ranging from 04/10/18 - 02/15/36, with a value of $1,836,000.	1,800,000	1,800,000
Deutsche Bank AG, London Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $200,155 on 07/03/17, collateralized by $43 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $222,365.	200,000	200,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/30/17 at 1.250% to be repurchased at $1,000,104 on 07/03/17, collateralized by $901,683 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 07/20/17 - 05/15/46, with a value of $1,020,666.	1,000,000	1,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $1,422,677 on 10/02/17, collateralized by various Common Stock with a value of $1,540,000.	1,400,000	1,400,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $1,007,648 on 10/02/17, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	1,000,000
Pershing LLC Repurchase Agreement dated 06/30/17 at 1.180% to be repurchased at $3,000,295 on 07/03/17, collateralized by $4,505,290 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 11.027%, maturity dates ranging from 07/14/17 - 04/20/67, with a value of $3,060,000.	3,000,000	3,000,000

		9,382,725

Time Deposits—0.2%
Australia New Zealand Bank 1.150%, 07/03/17	100,000	100,000
Landesbank Baden-Wuerttemberg 1.200%, 07/03/17	300,000	300,000
Shinkin Central Bank 1.330%, 07/26/17	1,000,000	1,000,000
Standard Chartered plc 1.200%, 07/03/17	800,000	800,000

		2,200,000

Total Securities Lending Reinvestments (Cost $33,330,197)		33,340,826

Total Investments—112.4% (Cost $1,315,674,822) (r)		1,441,373,471
Other assets and liabilities (net)—(12.4)%		(159,415,699)

Net Assets—100.0%		$1,281,957,772

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $31,206,819 and the collateral received consisted of cash in the amount of $33,325,457. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2017

(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2017, these securities represent less than 0.05% of net assets.
(d)	Illiquid security. As of June 30, 2017, these securities represent 0.7% of net assets.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(f)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(g)	Interest only security.
(h)	Principal only security.
(i)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2017, the market value of securities pledged was $2,934,463.
(j)	All or a portion of the security was pledged as collateral against open swap contracts. As of June 30, 2017, the market value of securities pledged was $1,376,322.
(k)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2017, the market value of securities pledged was $2,048,172.
(l)	Principal amount of security is adjusted for inflation.
(m)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2017, the market value of restricted securities was $5,310,167, which is 0.4% of net assets. See details shown in the Restricted Securities table that follows.
(n)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(o)	This loan will settle after June 30, 2017, at which time the interest rate will be determined.
(p)	The rate shown represents current yield to maturity.
(q)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(r)	As of June 30, 2017, the aggregate cost of investments was $1,315,674,822. The aggregate unrealized appreciation and depreciation of investments were $148,967,382 and $(23,268,733), respectively, resulting in net unrealized appreciation of $125,698,649.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2017, the market value of 144A securities was $145,761,880, which is 11.4% of net assets.
(ACES)—	Alternative Credit Enhancement Securities
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(ARS)—	Argentine Peso
(BRL)—	Brazilian Real
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(CNH)—	Chinese Renminbi
(EUR)—	Euro
(MXN)—	Mexican Peso
(TRY)—	Turkish Lira
(UYU)—	Uruguayan Peso
(ZAR)—	South African Rand

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Banc of America Commercial Mortgage Trust, 3.262%, 09/15/48	01/21/16 - 02/01/16	$413,000	$220,479	$249,790
Commercial Mortgage Pass-Through Certificates Mortgage Trust, 4.750%, 10/15/45	02/18/15	355,000	256,041	224,811
Commercial Mortgage Pass-Through Certificates Mortgage Trust, 4.725%, 10/15/45	12/05/14 - 03/29/17	210,000	149,074	92,892
GS Mortgage Securities Trust, 5.020%, 04/10/47	03/27/14 - 06/20/14	585,000	534,065	425,137
GS Mortgage Securities Trust, 3.674%, 04/10/47	04/03/14	235,000	147,173	83,615
JPMorgan Chase Commercial Mortgage Securities Trust, 2.733%, 10/15/45	05/19/15	400,000	269,984	194,938
JPMorgan Chase Commercial Mortgage Securities Trust, 4.535%, 12/15/47	03/17/14	130,000	105,300	100,848
Lendmark Funding Trust, 3.260%, 04/21/25	10/26/16	875,000	874,901	882,524
Lendmark Funding Trust, 2.830%, 01/22/24	06/22/17	680,000	679,861	679,861
Morgan Stanley Bank of America Merrill Lynch Trust, 4.500%, 08/15/45	07/10/14	220,000	173,388	153,920
Morgan Stanley Capital Trust, 5.327%, 07/15/49	03/13/15	265,000	242,868	222,779
SoFi Consumer Loan Program LLC, 3.090%, 10/27/25	07/26/16	661,848	661,745	667,357
SoFi Consumer Loan Program LLC, 3.280%, 01/26/26	01/20/17	541,200	541,154	548,246
WF-RBS Commercial Mortgage Trust, 5.000%, 06/15/44	03/27/14	105,000	94,365	86,523
WF-RBS Commercial Mortgage Trust, 3.016%, 11/15/47	11/05/14	550,000	362,270	228,741
Wells Fargo Commercial Mortgage Trust, 3.356%, 09/15/58	09/24/15	245,000	147,153	151,664
Wells Fargo Commercial Mortgage Trust, 2.881%, 05/15/48	09/15/15	510,000	315,702	316,521

				$5,310,167

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2017

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Fannie Mae 15 Yr. Pool	2.500%	TBA	$(1,665,000)	$(1,682,538)	$(1,673,650)
Fannie Mae 15 Yr. Pool	4.500%	TBA	(3,500,000)	(3,577,109)	(3,579,844)
Fannie Mae 30 Yr. Pool	2.500%	TBA	(7,000,000)	(6,784,531)	(6,740,156)
Fannie Mae 30 Yr. Pool	2.500%	TBA	(7,100,000)	(6,879,234)	(6,845,457)
Fannie Mae 30 Yr. Pool	3.000%	TBA	(30,175,000)	(30,360,308)	(30,134,318)
Fannie Mae 30 Yr. Pool	4.500%	TBA	(2,405,000)	(2,591,454)	(2,579,832)
Fannie Mae 30 Yr. Pool	5.000%	TBA	(1,850,000)	(2,029,797)	(2,020,836)
Freddie Mac 30 Yr. Gold Pool	3.000%	TBA	(7,200,000)	(7,221,375)	(7,173,000)
Freddie Mac 30 Yr. Gold Pool	5.500%	TBA	(200,000)	(221,094)	(220,581)
Ginnie Mae II 30 Yr. Pool	3.500%	TBA	(2,640,000)	(2,741,063)	(2,734,462)

Totals				$(64,088,503)	$(63,702,136)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EGP	1,367,000	Citibank N.A.	03/06/18	$73,693	$(2,849)
EGP	497,000	Goldman Sachs International	03/06/18	26,158	(401)
EGP	622,000	Goldman Sachs International	03/06/18	32,823	(589)
RON	45,000	Citibank N.A.	08/28/17	10,659	631
RON	3,990,000	Citibank N.A.	08/28/17	942,349	58,731

Contracts to Deliver
ARS	7,804,000	BNP Paribas S.A.	09/20/17	$463,420	$12,375
BRL	2,282,000	Goldman Sachs International	09/05/17	689,468	9,441
EGP	2,486,000	Goldman Sachs International	03/06/18	127,946	(888)
EUR	2,063,000	Citibank N.A.	07/31/17	2,315,697	(43,694)
EUR	402,000	Goldman Sachs International	07/31/17	455,007	(4,748)
EUR	248,000	HSBC Bank plc	09/20/17	278,985	(5,409)
JPY	1,518,000,000	JPMorgan Chase Bank N.A.	08/04/17	13,562,229	48,966
MXN	18,082,000	Royal Bank of Canada	09/20/17	990,833	6,454
RON	1,520,000	BNP Paribas S.A.	08/28/17	387,508	6,144
RON	2,515,000	JPMorgan Chase Bank N.A.	08/28/17	641,909	10,902

Net Unrealized Appreciation					$95,066

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini Futures	09/15/17	18	USD	2,189,960	$(11,150)
U.S. Treasury Long Bond Futures	09/20/17	3	USD	456,849	4,213
U.S. Treasury Note 10 Year Futures	09/20/17	50	USD	6,304,107	(27,544)
U.S. Treasury Note 5 Year Futures	09/29/17	259	USD	30,586,621	(67,113)
U.S. Treasury Note Ultra 10 Year Futures	09/20/17	20	USD	2,695,193	1,057
U.S. Treasury Ultra Long Bond Futures	09/20/17	153	USD	24,972,111	406,764

Futures Contracts—Short
90 Day Eurodollar Futures	09/17/18	(204)	USD	(50,124,846)	(3,054)
U.S. Treasury Note 2 Year Futures	09/29/17	(50)	USD	(10,823,347)	17,878
United Kingdom Long Gilt Bond Futures	09/27/17	(52)	GBP	(6,645,806)	151,300

Net Unrealized Appreciation					$472,351

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2017

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation
Receive	CPI-U	1.810%	09/04/25	Bank of America N.A.	USD	3,803,000	$28,975	$—	$28,975
Receive	CPI-U	1.820%	09/22/25	Bank of America N.A.	USD	10,320,000	68,279	—	68,279

Totals							$97,254	$—	$97,254

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive	3M LIBOR	2.117%	06/07/27	USD	3,466,000	$46,898
Receive	3M LIBOR	2.121%	06/07/27	USD	3,935,000	51,819
Receive	3M LIBOR	2.122%	06/07/27	USD	3,480,000	45,670
Receive	3M LIBOR	2.124%	06/07/27	USD	3,955,000	51,009
Receive	3M LIBOR	2.142%	05/15/24	USD	1,405,000	(1,365)
Receive	3M LIBOR	2.202%	05/15/24	USD	1,405,000	(6,609)
Receive	3M LIBOR	2.202%	05/15/24	USD	1,405,000	(6,609)
Receive	3M LIBOR	2.390%	06/09/47	USD	385,000	11,714
Receive	Federal Funds Rate Compounded - OIS	1.625%	11/14/26	USD	2,610,000	59,810

Net Unrealized Appreciation						$252,337

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2017(b)	Notional Amount(c)		Unrealized Appreciation/ (Depreciation)
CDX.NA.IG.28.V1	(1.000%)	06/20/22	0.605%	USD	10,310,000	$618
CDX.NA.HY.28.V1	(5.000%)	06/20/22	3.390%	USD	9,623,000	(17,905)
ITRAXX.EUR.27.V1	(1.000%)	06/20/22	0.563%	EUR	6,920,000	(23,572)
ITRAXX.XO.27.V1	(5.000%)	06/20/22	2.475%	EUR	1,360,000	5,179

Net Unrealized Depreciation						$(35,680)

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(b)	Notional Amount(c)		Unrealized Depreciation
CDX.EM.27.V1	1.000%	06/20/22	2.014%	USD	4,964,000	$(17,279)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2017(b)	Notional Amount(c)		Market Value	Upfront Premium Paid	Unrealized Depreciation
Republic of Turkey	(1.000%)	06/20/22	Goldman Sachs International	1.925%	USD	875,000	$37,349	$47,634	$(10,285)

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2017

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2017(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation/ (Depreciation)
Anadarko Petroleum Corp. 6.950%, due 06/15/19	1.000%	06/20/22	Morgan Stanley & Co. International plc	1.525%	USD	670,000	$(16,310)	$(29,940)	$13,630
Federative Republic of Brazil 4.250%, due 01/07/25	1.000%	12/20/21	Goldman Sachs International	2.161%	USD	260,000	(12,579)	(21,282)	8,703
Federative Republic of Brazil 4.250%, due 01/07/25	1.000%	12/20/21	Goldman Sachs International	2.161%	USD	265,000	(12,821)	(21,493)	8,672
Republic of South Africa 5.500%, due 03/09/20	1.000%	06/20/22	Barclays Bank plc	1.968%	USD	427,000	(19,042)	(17,103)	(1,939)
Republic of Turkey	1.000%	06/20/22	Barclays Bank plc	1.925%	USD	428,000	(18,269)	(18,575)	306
United Mexican States 4.150%, due 03/28/27	1.000%	06/20/22	Bank of America N.A.	1.129%	USD	464,000	(2,802)	(3,933)	1,131

Totals							$(81,823)	$(112,326)	$30,503

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2017(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.AAA.6-1	(0.180%)	07/25/45	JPMorgan Chase Bank N.A.	0.000%	USD	37,024	$694	$932	$(238)
ABX.HE.AAA.6-1	(0.180%)	07/25/45	JPMorgan Chase Bank N.A.	0.000%	USD	11,490	215	—	215
ABX.HE.AAA.7-1	(0.090%)	08/25/37	JPMorgan Chase Bank N.A.	0.000%	USD	330,825	31,842	84,361	(52,519)
ABX.HE.AAA.7-1	(0.090%)	08/25/37	JPMorgan Chase Bank N.A.	0.000%	USD	142,777	13,742	36,409	(22,667)
ABX.HE.AAA.7-1	(0.090%)	08/25/37	JPMorgan Chase Bank N.A.	0.000%	USD	97,506	9,385	25,352	(15,967)
ABX.HE.PEN.AAA.6-2	(0.110%)	05/25/46	JPMorgan Chase Bank N.A.	0.000%	USD	242,758	(17,327)	34,025	(51,352)
CMBX.NA.A.7	(2.000%)	01/17/47	JPMorgan Chase Bank N.A.	0.000%	USD	355,000	7,600	(7,572)	15,172
CMBX.NA.A.9	(2.000%)	09/17/58	Deutsche Bank AG	2.530%	USD	185,000	6,898	9,450	(2,552)
CMBX.NA.A.9	(2.000%)	09/17/58	Morgan Stanley & Co. International plc	2.530%	USD	615,000	22,933	21,727	1,206
CMBX.NA.A.9	(2.000%)	09/17/58	Morgan Stanley & Co. International plc	2.530%	USD	280,000	10,441	12,474	(2,033)
CMBX.NA.AA.7	(1.500%)	01/17/47	Credit Suisse International	0.000%	USD	735,000	273	23,330	(23,057)
CMBX.NA.AA.7	(1.500%)	01/17/47	Credit Suisse International	0.000%	USD	635,000	236	20,156	(19,920)
CMBX.NA.AA.7	(1.500%)	01/17/47	Credit Suisse International	0.000%	USD	600,000	223	19,045	(18,822)
CMBX.NA.AA.7	(1.500%)	01/17/47	Morgan Stanley & Co. International plc	0.000%	USD	80,000	30	946	(916)
CMBX.NA.AA.8	(1.500%)	10/17/57	Morgan Stanley & Co. International plc	0.000%	USD	265,000	5,223	10,823	(5,600)
CMBX.NA.AAA.8	(0.500%)	10/17/57	Morgan Stanley & Co. International plc	0.596%	USD	670,000	4,294	5,931	(1,637)
CMBX.NA.AAA.9	(0.500%)	09/17/58	Morgan Stanley & Co. International plc	0.682%	USD	1,080,000	14,780	13,548	1,232
CMBX.NA.AM.9	(0.500%)	09/17/58	Morgan Stanley & Co. International plc	0.682%	USD	675,000	9,238	9,763	(525)
CMBX.NA.AS.7	(1.000%)	01/17/47	Credit Suisse International	0.000%	USD	825,000	(3,551)	15,285	(18,836)
CMBX.NA.AS.8	(1.000%)	10/17/57	Deutsche Bank AG	0.000%	USD	210,000	341	15,785	(15,444)
CMBX.NA.BB.8	(5.000%)	10/17/57	Credit Suisse International	0.000%	USD	270,000	70,223	64,373	5,850
CMBX.NA.BB.8	(5.000%)	10/17/57	Credit Suisse International	0.000%	USD	265,000	68,923	62,607	6,316
CMBX.NA.BB.8	(5.000%)	10/17/57	Credit Suisse International	0.000%	USD	135,000	35,111	32,715	2,396
CMBX.NA.BB.8	(5.000%)	10/17/57	Goldman Sachs International	0.000%	USD	200,000	52,017	49,218	2,799
CMBX.NA.BB.8	(5.000%)	10/17/57	Goldman Sachs International	0.000%	USD	200,000	52,017	49,581	2,436
CMBX.NA.BB.9	(5.000%)	09/17/58	Credit Suisse International	0.000%	USD	645,000	122,565	135,812	(13,247)
CMBX.NA.BBB-.10	(3.000%)	11/17/59	Morgan Stanley & Co. International plc	4.523%	USD	315,000	34,048	24,793	9,255

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2017

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)—(Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2017(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.BBB-.10	(3.000%)	11/17/59	Morgan Stanley & Co. International plc	4.523%	USD	195,000	$21,077	$12,849	$8,228
CMBX.NA.BBB-.10	(3.000%)	11/17/59	Morgan Stanley & Co. International plc	4.523%	USD	155,000	16,754	15,341	1,413
CMBX.NA.BBB-.7	(3.000%)	01/17/47	Credit Suisse International	4.703%	USD	375,000	33,472	34,662	(1,190)
CMBX.NA.BBB-.7	(3.000%)	01/17/47	Credit Suisse International	4.703%	USD	300,000	26,778	29,605	(2,827)
CMBX.NA.BBB-.7	(3.000%)	01/17/47	Credit Suisse International	4.703%	USD	255,000	22,761	25,164	(2,403)
CMBX.NA.BBB-.7	(3.000%)	01/17/47	Deutsche Bank AG	4.703%	USD	175,000	15,620	22,550	(6,930)
CMBX.NA.BBB-.7	(3.000%)	01/17/47	Deutsche Bank AG	4.703%	USD	170,000	15,174	12,815	2,359
CMBX.NA.BBB-.7	(3.000%)	01/17/47	Deutsche Bank AG	4.703%	USD	165,000	14,728	16,233	(1,505)
CMBX.NA.BBB-.7	(3.000%)	01/17/47	Goldman Sachs International	4.703%	USD	1,020,000	91,044	98,003	(6,959)
CMBX.NA.BBB-.7	(3.000%)	01/17/47	Goldman Sachs International	4.703%	USD	175,000	15,620	25,231	(9,611)
CMBX.NA.BBB-.7	(3.000%)	01/17/47	Goldman Sachs International	4.703%	USD	175,000	15,620	15,318	302
CMBX.NA.BBB-.7	(3.000%)	01/17/47	Morgan Stanley & Co. International plc	4.703%	USD	750,000	66,944	74,013	(7,069)
CMBX.NA.BBB-.7	(3.000%)	01/17/47	Morgan Stanley & Co. International plc	4.703%	USD	715,000	63,820	53,646	10,174
CMBX.NA.BBB-.7	(3.000%)	01/17/47	Morgan Stanley & Co. International plc	4.703%	USD	385,000	34,365	40,214	(5,849)
CMBX.NA.BBB-.7	(3.000%)	01/17/47	Morgan Stanley & Co. International plc	4.703%	USD	230,000	20,530	19,356	1,174
CMBX.NA.BBB-.9	(3.000%)	09/17/58	Deutsche Bank AG	4.836%	USD	540,000	63,788	66,637	(2,849)
CMBX.NA.BBB-.9	(3.000%)	09/17/58	Goldman Sachs International	4.836%	USD	580,000	68,513	72,471	(3,958)
CMBX.NA.BBB-.9	(3.000%)	09/17/58	Goldman Sachs International	4.836%	USD	215,000	25,397	24,816	581
CMBX.NA.BBB-.9	(3.000%)	09/17/58	Morgan Stanley & Co. International plc	4.836%	USD	380,000	44,887	45,475	(588)
CMBX.NA.BBB-.9	(3.000%)	09/17/58	Morgan Stanley & Co. International plc	4.836%	USD	140,000	16,538	15,385	1,153

Totals							$1,245,844	$1,490,653	$(244,809)

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2017(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.PEN.AAA.06-2	0.110%	05/25/46	Barclays Bank plc	0.000%	USD	242,758	$(22,455)	$(6,677)	$(15,778)
CMBX.NA.A.6	2.000%	05/11/63	Goldman Sachs International	0.000%	USD	355,000	(11,391)	4,634	(16,025)
CMBX.NA.AAA.6	0.500%	05/11/63	Credit Suisse International	0.466%	USD	2,279,985	3,728	(24,655)	28,383
CMBX.NA.AAA.6	0.500%	05/11/63	Credit Suisse International	0.466%	USD	862,429	1,410	(9,325)	10,735
CMBX.NA.BB.6	5.000%	05/11/63	Credit Suisse International	0.000%	USD	91,000	(16,745)	(15,473)	(1,272)
CMBX.NA.BB.6	5.000%	05/11/63	Credit Suisse International	0.000%	USD	265,000	(48,764)	(39,508)	(9,256)
CMBX.NA.BB.6	5.000%	05/11/63	Credit Suisse International	0.000%	USD	270,000	(49,684)	(40,770)	(8,914)
CMBX.NA.BB.6	5.000%	05/11/63	Credit Suisse International	0.000%	USD	270,000	(49,684)	(53,314)	3,630
CMBX.NA.BB.6	5.000%	05/11/63	Credit Suisse International	0.000%	USD	360,000	(66,246)	(73,198)	6,952
CMBX.NA.BB.6	5.000%	05/11/63	Credit Suisse International	0.000%	USD	460,000	(84,647)	(85,670)	1,023
CMBX.NA.BB.6	5.000%	05/11/63	Credit Suisse International	0.000%	USD	465,000	(85,568)	(86,601)	1,033
CMBX.NA.BB.6	5.000%	05/11/63	Credit Suisse International	0.000%	USD	465,000	(85,568)	(86,601)	1,033
CMBX.NA.BB.6	5.000%	05/11/63	Credit Suisse International	0.000%	USD	465,000	(85,568)	(86,601)	1,033
CMBX.NA.BB.6	5.000%	05/11/63	Credit Suisse International	0.000%	USD	645,000	(118,690)	(135,820)	17,130
CMBX.NA.BB.6	5.000%	05/11/63	Goldman Sachs International	0.000%	USD	200,000	(36,803)	(34,216)	(2,587)

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2017

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2017 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.BB.6	5.000%	05/11/63	Goldman Sachs International	0.000%	USD	304,000	$(55,941)	$(50,355)	$(5,586)
CMBX.NA.BB.6	5.000%	05/11/63	Goldman Sachs International	0.000%	USD	530,000	(97,529)	(58,813)	(38,716)
CMBX.NA.BB.6	5.000%	05/11/63	Morgan Stanley & Co. International plc	0.000%	USD	1,020,000	(187,696)	(189,964)	2,268
CMBX.NA.BB.8	5.000%	10/17/57	Bank of America N.A.	0.000%	USD	335,000	(87,129)	(24,355)	(62,774)
CMBX.NA.BB.8	5.000%	10/17/57	Credit Suisse International	0.000%	USD	60,000	(15,605)	(15,152)	(453)
CMBX.NA.BB.8	5.000%	10/17/57	Credit Suisse International	0.000%	USD	285,000	(74,124)	(80,923)	6,799
CMBX.NA.BB.8	5.000%	10/17/57	Credit Suisse International	0.000%	USD	550,000	(143,047)	(156,166)	13,119
CMBX.NA.BB.8	5.000%	10/17/57	Credit Suisse International	0.000%	USD	550,000	(143,047)	(156,166)	13,119
CMBX.NA.BB.8	5.000%	10/17/57	Goldman Sachs International	0.000%	USD	75,000	(19,506)	(22,824)	3,318
CMBX.NA.BB.8	5.000%	10/17/57	Goldman Sachs International	0.000%	USD	115,000	(29,910)	(32,462)	2,552
CMBX.NA.BB.8	5.000%	10/17/57	Goldman Sachs International	0.000%	USD	170,000	(44,214)	(27,682)	(16,532)
CMBX.NA.BB.8	5.000%	10/17/57	Goldman Sachs International	0.000%	USD	191,000	(49,676)	(22,902)	(26,774)
CMBX.NA.BB.8	5.000%	10/17/57	Goldman Sachs International	0.000%	USD	580,000	(150,849)	(181,510)	30,661
CMBX.NA.BB.8	5.000%	10/17/57	Morgan Stanley & Co. International plc	0.000%	USD	160,000	(41,614)	(46,535)	4,921
CMBX.NA.BB.8	5.000%	10/17/57	Morgan Stanley & Co. International plc	0.000%	USD	190,000	(49,416)	(55,341)	5,925
CMBX.NA.BB.8	5.000%	10/17/57	Morgan Stanley & Co. International plc	0.000%	USD	1,289,000	(335,250)	(365,997)	30,747
CMBX.NA.BB.9	5.000%	09/15/58	Goldman Sachs International	0.000%	USD	130,000	(24,703)	(36,481)	11,778
CMBX.NA.BB.9	5.000%	09/15/58	Goldman Sachs International	0.000%	USD	250,000	(47,506)	(70,766)	23,260
CMBX.NA.BB.9	5.000%	09/17/58	Goldman Sachs International	0.000%	USD	10,000	(1,900)	(2,859)	959
CMBX.NA.BB.9	5.000%	09/17/58	Morgan Stanley & Co. International plc	0.000%	USD	255,000	(48,456)	(80,525)	32,069
CMBX.NA.BBB-.6	3.000%	05/11/63	Credit Suisse International	0.000%	USD	185,000	(21,602)	(26,509)	4,907
CMBX.NA.BBB-.6	3.000%	05/11/63	Goldman Sachs International	0.000%	USD	660,000	(77,065)	(74,951)	(2,114)
CMBX.NA.BBB-.6	3.000%	05/11/63	Morgan Stanley & Co. International plc	0.000%	USD	90,000	(10,509)	(8,031)	(2,478)
PRIMEX.ARM.2	4.580%	12/25/37	JPMorgan Chase Bank N.A.	0.000%	USD	480,697	3,305	14,435	(11,130)

Totals							$(2,509,664)	$(2,546,629)	$36,965

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2017

(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(ARS)—	Argentine Peso
(BRL)—	Brazilian Real
(EGP)—	Egyptian Pound
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(RON)—	New Romanian Leu
(USD)—	United States Dollar
(ABX.HE)—	Markit Asset-Backed Home Equity Index
(ABX.HE.PEN)—	Markit Asset-Backed Home Equity Penultimate Index
(CDX.EM)—	Markit Emerging Market CDS Index
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(CMBX)—	Commercial Mortgage-Backed Index
(CMBX.NA.A)—	Markit North America A Rated CMBS Index
(CMBX.NA.AA)—	Markit North America AA Rated CMBS Index
(CMBX.NA.AAA)—	Markit North America AAA Rated CMBS Index
(CMBX.NA.AM)—	Markit North America Mezzanine AAA Rated CMBS Index
(CMBX.NA.AS)—	Markit North America Junior AAA Rated CMBS Index
(CMBX.NA.BB)—	Markit North America BB Rated CMBS Index
(CMBX.NA.BBB-)—	Markit North America BBB- Rated CMBS Index
(CPI-U)—	U.S. Consumer Price Index for All Urban Consumers
(LIBOR)—	London Interbank Offered Rate
(ITRAXX.EUR)—	Markit iTraxx Europe Index
(ITRAXX.XO)—	Markit iTraxx Crossover Index
(PRIMEX.ARM)—	Markit PrimeX Adjustable RateMortgage Index

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$26,206,266	$—	$—	$26,206,266
Air Freight & Logistics	3,777,413	—	—	3,777,413
Airlines	2,036,582	—	—	2,036,582
Banks	40,915,914	—	—	40,915,914
Beverages	27,332,978	—	—	27,332,978
Biotechnology	12,567,523	—	—	12,567,523
Capital Markets	10,263,687	—	—	10,263,687
Chemicals	16,068,752	—	—	16,068,752
Communications Equipment	5,201,907	—	—	5,201,907
Construction Materials	3,562,011	—	—	3,562,011
Consumer Finance	14,253,607	—	—	14,253,607
Containers & Packaging	9,050,581	—	—	9,050,581
Electric Utilities	23,978,591	—	—	23,978,591
Electrical Equipment	10,882,613	—	—	10,882,613
Energy Equipment & Services	665,195	—	—	665,195
Equity Real Estate Investment Trusts	29,063,153	—	—	29,063,153
Food & Staples Retailing	10,248,464	—	—	10,248,464
Food Products	11,025,010	—	—	11,025,010
Gas Utilities	1,924,685	—	—	1,924,685
Health Care Equipment & Supplies	35,468,034	—	—	35,468,034
Health Care Providers & Services	28,454,758	—	—	28,454,758
Hotels, Restaurants & Leisure	6,922,270	—	—	6,922,270
Household Durables	3,508,130	—	—	3,508,130
Industrial Conglomerates	8,779,871	—	—	8,779,871
Insurance	43,189,058	—	—	43,189,058
Internet & Direct Marketing Retail	34,323,218	—	—	34,323,218
Internet Software & Services	38,781,804	—	—	38,781,804
IT Services	30,930,508	—	—	30,930,508
Life Sciences Tools & Services	3,582,741	—	—	3,582,741
Machinery	22,049,328	—	—	22,049,328
Marine	557,462	—	—	557,462
Media	24,755,036	—	—	24,755,036
Metals & Mining	894,820	—	—	894,820
Multi-Utilities	7,900,962	—	—	7,900,962
Oil, Gas & Consumable Fuels	35,741,761	—	24,262	35,766,023
Paper & Forest Products	949,331	—	—	949,331

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2017

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Personal Products	$11,178,859	$—	$—	$11,178,859
Pharmaceuticals	33,468,253	—	—	33,468,253
Professional Services	6,839,926	—	—	6,839,926
Real Estate Management & Development	1,842,630	—	—	1,842,630
Road & Rail	4,377,328	—	—	4,377,328
Semiconductors & Semiconductor Equipment	25,602,780	—	—	25,602,780
Software	28,149,147	—	—	28,149,147
Specialty Retail	11,462,764	—	—	11,462,764
Technology Hardware, Storage & Peripherals	29,946,511	—	—	29,946,511
Textiles, Apparel & Luxury Goods	9,230,994	—	—	9,230,994
Tobacco	15,319,321	—	—	15,319,321
Total Common Stocks	763,232,537	—	24,262	763,256,799
Total U.S. Treasury & Government Agencies*	—	285,784,257	—	285,784,257
Corporate Bonds & Notes
Aerospace/Defense	—	2,008,361	—	2,008,361
Agriculture	—	2,458,074	—	2,458,074
Airlines	—	934,194	—	934,194
Auto Manufacturers	—	2,270,755	—	2,270,755
Banks	—	51,858,381	0	51,858,381
Beverages	—	5,874,560	—	5,874,560
Biotechnology	—	1,148,662	—	1,148,662
Building Materials	—	469,056	—	469,056
Chemicals	—	654,876	—	654,876
Commercial Services	—	1,604,007	—	1,604,007
Computers	—	2,164,821	—	2,164,821
Diversified Financial Services	—	3,729,067	—	3,729,067
Electric	—	6,014,031	—	6,014,031
Electronics	—	273,409	—	273,409
Engineering & Construction	—	999,145	—	999,145
Entertainment	—	163,400	—	163,400
Environmental Control	—	167,269	—	167,269
Food	—	1,845,696	—	1,845,696
Gas	—	246,187	—	246,187
Healthcare-Products	—	2,174,799	—	2,174,799
Healthcare-Services	—	3,811,560	—	3,811,560
Home Builders	—	144,125	—	144,125
Insurance	—	1,455,454	—	1,455,454
Iron/Steel	—	784,681	—	784,681
Machinery-Construction & Mining	—	126,000	—	126,000
Machinery-Diversified	—	154,063	—	154,063
Media	—	11,479,628	—	11,479,628
Mining	—	444,343	—	444,343
Oil & Gas	—	12,552,052	—	12,552,052
Packaging & Containers	—	325,425	—	325,425
Pharmaceuticals	—	7,604,790	—	7,604,790
Pipelines	—	6,583,504	—	6,583,504
Real Estate	—	542,198	—	542,198
Real Estate Investment Trusts	—	2,437,133	—	2,437,133
Retail	—	3,245,667	—	3,245,667
Semiconductors	—	3,348,357	—	3,348,357
Software	—	2,459,423	—	2,459,423
Telecommunications	—	6,603,392	—	6,603,392
Transportation	—	2,733,868	—	2,733,868
Trucking & Leasing	—	1,052,241	—	1,052,241
Total Corporate Bonds & Notes	—	154,946,654	0	154,946,654

See accompanying notes to financial statements.

BHFTII-35

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2017

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities
Asset-Backed - Automobile	$—	$2,529,641	$—	$2,529,641
Asset-Backed - Home Equity	—	3,799,827	—	3,799,827
Asset-Backed - Other	—	82,712,366	0	82,712,366
Total Asset-Backed Securities	—	89,041,834	0	89,041,834
Total Mortgage-Backed Securities*	—	66,026,620	—	66,026,620
Total Floating Rate Loans*	—	20,589,219	—	20,589,219
Total Foreign Government*	—	9,123,965	—	9,123,965
Total Municipals	—	7,030,645	—	7,030,645
Total Purchased Options*	—	443,279	—	443,279
Total Short-Term Investments*	—	11,789,373	—	11,789,373
Total Securities Lending Reinvestments*	—	33,340,826	—	33,340,826
Total Investments	$763,232,537	$678,116,672	$24,262	$1,441,373,471

Collateral for Securities Loaned (Liability)	$—	$(33,325,457)	$—	$(33,325,457)
TBA Forward Sales Commitments	$—	$(63,702,136)	$—	$(63,702,136)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$153,644	$—	$153,644
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(58,578)	—	(58,578)
Total Forward Contracts	$—	$95,066	$—	$95,066
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$581,212	$—	$—	$581,212
Futures Contracts (Unrealized Depreciation)	(108,861)	—	—	(108,861)
Total Futures Contracts	$472,351	$—	$—	$472,351
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$272,717	$—	$272,717
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(73,339)	—	(73,339)
Total Centrally Cleared Swap Contracts	$—	$199,378	$—	$199,378
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$1,409,768	$—	$1,409,768
OTC Swap Contracts at Value (Liabilities)	—	(2,603,481)	(17,327)	(2,620,808)
Total OTC Swap Contracts	$—	$(1,193,713)	$(17,327)	$(1,211,040)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2017 is not presented.

Transfers from Level 2 to Level 3 in the amount of $621,962 were due to the application of a systematic fair valuation model factor.

See accompanying notes to financial statements.

BHFTII-36

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Statement of Assets and Liabilities

June 30, 2017

Assets
Investments at value (a) (b)	$1,441,373,471
Cash	51,120
Cash denominated in foreign currencies (c)	13,508,336
Cash collateral (d)	83,729
OTC swap contracts at market value (e)	1,409,768
Unrealized appreciation on forward foreign currency exchange contracts	153,644
Receivable for:
Investments sold	10,318,151
TBA securities sold (f)	157,545,770
Fund shares sold	99,173
Principal paydowns	469
Dividends and interest	3,505,285
Interest on OTC swap contracts	12,547
Variation margin on centrally cleared swap contracts	67,276
Other assets	1,107

Total Assets	1,628,129,846
Liabilities
Forward sales commitments, at value	63,702,136
OTC swap contracts at market value (g)	2,620,808
Cash collateral for OTC swap contracts	160,000
Unrealized depreciation on forward foreign currency exchange contracts	58,578
Collateral for securities loaned	33,325,457
Payables for:
Investments purchased	12,032,262
TBA securities purchased (f)	232,111,287
Fund shares redeemed	261,685
Variation margin on futures contracts	130,482
Premium on purchased options	482,720
Interest on OTC swap contracts	5,825
Accrued Expenses:
Management fees	452,195
Distribution and service fees	18,327
Deferred trustees’ fees	103,777
Other expenses	706,535

Total Liabilities	346,172,074

Net Assets	$1,281,957,772

Net Assets Consist of:
Paid in surplus	$1,102,440,268
Undistributed net investment income	11,162,313
Accumulated net realized gain	41,616,380
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	126,738,811

Net Assets	$1,281,957,772

Net Assets
Class A	$1,180,390,150
Class B	69,400,013
Class E	32,167,609
Capital Shares Outstanding*
Class A	61,406,310
Class B	3,630,266
Class E	1,676,616
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$19.22
Class B	19.12
Class E	19.19

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,315,674,822.
(b)	Includes securities loaned at value of $31,206,819.
(c)	Identified cost of cash denominated in foreign currencies was $13,553,107.
(d)	Includes collateral of $83,160 for futures contracts and $569 for centrally cleared swap contracts.
(e)	Net premium paid on OTC swap contracts was $1,564,928.
(f)	Included within TBA securities sold is $82,942,328 related to TBA forward sale commitments and included within TBA securities purchased is $18,897,465 related to TBA forward sale commitments.
(g)	Net premium received on OTC swap contracts was $2,685,596.

Statement of Operations

Six Months Ended June 30, 2017

Investment Income
Dividends (a)	$6,048,307
Interest (b)	8,407,716
Securities lending income	285,843

Total investment income	14,741,866
Expenses
Management fees	2,894,644
Administration fees	20,057
Custodian and accounting fees	259,281
Distribution and service fees—Class B	85,197
Distribution and service fees—Class E	23,835
Audit and tax services	51,558
Legal	18,678
Trustees’ fees and expenses	26,317
Shareholder reporting	120,415
Insurance	4,228
Miscellaneous	13,642

Total expenses	3,517,852
Less management fee waiver	(197,462)
Less broker commission recapture	(3,870)

Net expenses	3,316,520

Net Investment Income	11,425,346

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments (c)	42,671,270
Futures contracts	1,941,370
Written options	(10,183)
Swap contracts	413,135
Foreign currency transactions	(533,859)

Net realized gain	44,481,733

Net change in unrealized appreciation (depreciation) on:
Investments	48,690,257
Futures contracts	586,232
Swap contracts	(989,147)
Foreign currency transactions	41,300

Net change in unrealized appreciation	48,328,642

Net realized and unrealized gain	92,810,375

Net Increase in Net Assets From Operations	$104,235,721

(a)	Net of foreign withholding taxes of $24,881.
(b)	Net of foreign withholding taxes of $370.
(c)	Net of foreign capital gains tax of $15,096.

See accompanying notes to financial statements.

BHFTII-37

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$11,425,346	$24,757,633
Net realized gain	44,481,733	30,826,337
Net change in unrealized appreciation	48,328,642	27,727,246

Increase in net assets from operations	104,235,721	83,311,216

From Distributions to Shareholders
Net investment income
Class A	(22,501,887)	(31,406,742)
Class B	(1,167,169)	(1,622,094)
Class E	(570,158)	(809,717)
Net realized capital gains
Class A	(28,230,714)	(52,901,850)
Class B	(1,670,380)	(3,025,631)
Class E	(774,249)	(1,452,246)

Total distributions	(54,914,557)	(91,218,280)

Decrease in net assets from capital share transactions	(293,415)	(26,430,737)

Total increase (decrease) in net assets	49,027,749	(34,337,801)

Net Assets
Beginning of period	1,232,930,023	1,267,267,824

End of period	$1,281,957,772	$1,232,930,023

Undistributed net investment income
End of period	$11,162,313	$23,976,181

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	363,709	$7,036,493	964,978	$17,720,014
Reinvestments	2,635,460	50,732,601	4,763,197	84,308,592
Redemptions	(3,004,893)	(58,286,959)	(6,939,141)	(127,453,287)

Net decrease	(5,724)	$(517,865)	(1,210,966)	$(25,424,681)

Class B
Sales	141,024	$2,691,648	337,929	$6,142,915
Reinvestments	148,175	2,837,549	263,926	4,647,725
Redemptions	(274,239)	(5,265,952)	(578,924)	(10,535,397)

Net increase	14,960	$263,245	22,931	$255,243

Class E
Sales	32,239	$616,894	27,622	$507,808
Reinvestments	69,949	1,344,407	128,012	2,261,963
Redemptions	(103,429)	(2,000,096)	(220,880)	(4,031,070)

Net decrease	(1,241)	$(38,795)	(65,246)	$(1,261,299)

Decrease derived from capital shares transactions		$(293,415)		$(26,430,737)

See accompanying notes to financial statements.

BHFTII-38

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017		Year Ended December 31,
			2016		2015	2014	2013		2012
Net Asset Value, Beginning of Period	$18.49		$18.66		$22.29	$20.59	$17.52		$15.95

Income (Loss) from Investment Operations
Net investment income (a)	0.18		0.37	(b)	0.38	0.39	0.36		0.38
Net realized and unrealized gain on investments	1.41		0.88		0.24	1.73	3.18		1.58

Total from investment operations	1.59		1.25		0.62	2.12	3.54		1.96

Less Distributions
Distributions from net investment income	(0.38)		(0.53)		(0.45)	(0.42)	(0.47)		(0.39)
Distributions from net realized capital gains	(0.48)		(0.89)		(3.80)	0.00	0.00		0.00

Total distributions	(0.86)		(1.42)		(4.25)	(0.42)	(0.47)		(0.39)

Net Asset Value, End of Period	$19.22		$18.49		$18.66	$22.29	$20.59		$17.52

Total Return (%) (c)	8.59	(d)	6.99		2.58	10.55	20.59	(e)	12.38

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.54	(f)	0.55		0.54	0.53	0.51		0.52
Gross ratio of expenses to average net assets excluding interest expense (%)	0.54	(f)	0.55		0.54	0.53	0.51		0.52
Net ratio of expenses to average net assets (%) (g)	0.51	(f)	0.52		0.51	0.50	0.51		0.52
Net ratio of expenses to average net assets excluding interest expense (%) (g)	0.51	(f)	0.52		0.51	0.50	0.51		0.52
Ratio of net investment income to average net assets (%)	1.83	(f)	2.02	(b)	1.87	1.81	1.89		2.23
Portfolio turnover rate (%)	164	(d)(h)	405	(h)	299 (h)	413 (h)	340	(h)	494 (h)
Net assets, end of period (in millions)	$1,180.4		$1,135.6		$1,168.2	$1,250.6	$1,249.1		$1,137.3

	Class B
	Six Months Ended June 30, 2017		Year Ended December 31,
			2016		2015	2014	2013		2012
Net Asset Value, Beginning of Period	$18.37		$18.54		$22.17	$20.48	$17.43		$15.88

Income (Loss) from Investment Operations
Net investment income (a)	0.15		0.32	(b)	0.33	0.33	0.31		0.33
Net realized and unrealized gain on investments	1.41		0.88		0.23	1.73	3.16		1.57

Total from investment operations	1.56		1.20		0.56	2.06	3.47		1.90

Less Distributions
Distributions from net investment income	(0.33)		(0.48)		(0.39)	(0.37)	(0.42)		(0.35)
Distributions from net realized capital gains	(0.48)		(0.89)		(3.80)	0.00	0.00		0.00

Total distributions	(0.81)		(1.37)		(4.19)	(0.37)	(0.42)		(0.35)

Net Asset Value, End of Period	$19.12		$18.37		$18.54	$22.17	$20.48		$17.43

Total Return (%) (c)	8.50	(d)	6.74		2.29	10.28	20.28	(e)	12.11

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	(f)	0.80		0.79	0.78	0.76		0.77
Gross ratio of expenses to average net assets excluding interest expense (%)	0.79	(f)	0.80		0.79	0.78	0.76		0.77
Net ratio of expenses to average net assets (%) (g)	0.76	(f)	0.77		0.76	0.75	0.76		0.77
Net ratio of expenses to average net assets excluding interest expense (%) (g)	0.76	(f)	0.77		0.76	0.75	0.76		0.77
Ratio of net investment income to average net assets (%)	1.58	(f)	1.77	(b)	1.62	1.56	1.64		1.98
Portfolio turnover rate (%)	164	(d)(h)	405	(h)	299 (h)	413 (h)	340	(h)	494 (h)
Net assets, end of period (in millions)	$69.4		$66.4		$66.6	$71.6	$75.0		$68.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-39

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2017		Year Ended December 31,
			2016		2015	2014	2013		2012
Net Asset Value, Beginning of Period	$18.44		$18.61		$22.24	$20.54	$17.48		$15.92

Income (Loss) from Investment Operations
Net investment income (a)	0.16		0.34	(b)	0.35	0.35	0.33		0.35
Net realized and unrealized gain on investments	1.42		0.87		0.23	1.74	3.17		1.57

Total from investment operations	1.58		1.21		0.58	2.09	3.50		1.92

Less Distributions
Distributions from net investment income	(0.35)		(0.49)		(0.41)	(0.39)	(0.44)		(0.36)
Distributions from net realized capital gains	(0.48)		(0.89)		(3.80)	0.00	0.00		0.00

Total distributions	(0.83)		(1.38)		(4.21)	(0.39)	(0.44)		(0.36)

Net Asset Value, End of Period	$19.19		$18.44		$18.61	$22.24	$20.54		$17.48

Total Return (%) (c)	8.56	(d)	6.83		2.41	10.41	20.39	(e)	12.18

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.69	(f)	0.70		0.69	0.68	0.66		0.67
Gross ratio of expenses to average net assets excluding interest expense (%)	0.69	(f)	0.70		0.69	0.68	0.66		0.67
Net ratio of expenses to average net assets (%) (g)	0.66	(f)	0.67		0.66	0.65	0.66		0.67
Net ratio of expenses to average net assets excluding interest expense (%) (g)	0.66	(f)	0.67		0.66	0.65	0.66		0.67
Ratio of net investment income to average net assets (%)	1.68	(f)	1.87	(b)	1.72	1.66	1.74		2.08
Portfolio turnover rate (%)	164	(d)(h)	405	(h)	299 (h)	413 (h)	340	(h)	494 (h)
Net assets, end of period (in millions)	$32.2		$30.9		$32.4	$36.1	$36.9		$35.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.04% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	In 2013, 0.04%, 0.04% and 0.04% of the Portfolio’s total return for Class A, Class B and Class E, respectively, consists of a voluntary reimbursement by the subadvisor for a realized loss. Excluding this item, total return would have been 20.55%, 20.24% and 20.35% for Class A, Class B and Class E, respectively.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(h)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 40%, 58%, 71%, 163%, 139% and 243% for the six months ended June 30, 2017 and the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.

See accompanying notes to financial statements.

BHFTII-40

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2017

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Wellington Balanced Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946-Financial Services-Investment Companies and Topic 820-Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its net asset value (“NAV”) to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign

BHFTII-41

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income

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Notes to Financial Statements—June 30, 2017—(Continued)

and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, paydown gain/loss reclasses, broker commission recapture, amortization and accretion of debt securities, real estate investment trust (“REIT”) adjustments, adjustments to prior period accumulated balances and swap contract transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

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Notes to Financial Statements—June 30, 2017—(Continued)

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of June 30, 2017, the Portfolio did not have any unfunded loan commitments.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the

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Notes to Financial Statements—June 30, 2017—(Continued)

Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $7,142,478. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $9,382,725. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities. The Portfolio did not have any reverse repurchase agreements during the period ending June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

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Notes to Financial Statements—June 30, 2017—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2017
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(27,823,399)	$—	$—	$—	$(27,823,399)
Corporate Bonds & Notes	(5,502,058)	—	—	—	(5,502,058)
Total Borrowings	$(33,325,457)	$—	$—	$—	$(33,325,457)
Gross amount of recognized liabilities for securities lending transactions					$(33,325,457)

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop,” is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing. For the six months ended June 30, 2017, the Portfolio had no secured borrowing transactions and at June 30, 2017 the Portfolio had no outstanding borrowings.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the

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Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution

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counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the

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Notes to Financial Statements—June 30, 2017—(Continued)

referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2017, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Spreadlock Swap Contracts - The Portfolio may invest in spreadlock swap contracts. These contracts involve commitments to pay or receive a settlement amount calculated as the spread difference between two interest rate curves and a fixed spread at a specific forward date determined at the beginning of the contract. Settlement amounts paid or received are recorded as a realized gain or loss on the Statements of Operations at the determination date.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$362,494
	OTC swap contracts at market value (b)	97,254
	Unrealized appreciation on centrally cleared swap contracts (c) (d)	266,920	Unrealized depreciation on centrally cleared swap contracts (c) (d)	$14,583
	Unrealized appreciation on futures contracts (e) (c)	581,212	Unrealized depreciation on futures contracts (e) (c)	97,711
Credit	OTC swap contracts at market value (b)	1,312,514	OTC swap contracts at market value (b)	2,620,808
	Unrealized appreciation on centrally cleared swap contracts (c) (d)	5,797	Unrealized depreciation on centrally cleared swap contracts (c) (d)	58,756
Equity			Unrealized depreciation on futures contracts (e) (c)	11,150

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Notes to Financial Statements—June 30, 2017—(Continued)

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Investments at market value (a)	$80,785
	Unrealized appreciation on forward foreign currency exchange contracts	153,644	Unrealized depreciation on forward foreign currency exchange contracts	$58,578

Total	$2,860,620		$2,861,586

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Excludes OTC swap interest receivable of $12,547 and OTC swap interest payable of $5,825.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(e)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$97,254	$(89,931)	$—	$7,323
BNP Paribas S.A.	18,519	—	—	18,519
Citibank N.A.	59,362	(46,543)	—	12,819
Credit Suisse International	385,703	(385,703)	—	—
Deutsche Bank AG	116,549	—	(110,000)	6,549
Goldman Sachs International	447,803	(447,803)	—	—
JPMorgan Chase Bank N.A.	489,145	(17,327)	(50,000)	421,818
Morgan Stanley & Co. International plc	385,902	(385,902)	—	—
Royal Bank of Canada	6,454	—	—	6,454

	$2,006,691	$(1,373,209)	$(160,000)	$473,482

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2017.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$89,931	$(89,931)	$—	$—
Barclays Bank plc	59,766	—	(17,551)	42,215
Citibank N.A.	46,543	(46,543)	—	—
Credit Suisse International	1,092,140	(385,703)	(706,437)	—
Goldman Sachs International	679,019	(447,803)	(231,216)	—
HSBC Bank plc	5,409	—	—	5,409
JPMorgan Chase Bank N.A.	17,327	(17,327)	—	—
Morgan Stanley & Co. International plc	689,251	(385,902)	(296,002)	7,347

	$2,679,386	$(1,373,209)	$(1,251,206)	$54,971

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Investments (a)	$59,365	$—	$—	$42,182	$101,547
Forward foreign currency transactions	—	—	—	(846,232)	(846,232)
Futures contracts	1,763,389	—	177,981	—	1,941,370
Swap contracts	208,589	204,546	—	—	413,135
Written options	(18,987)	—	—	8,804	(10,183)

	$2,012,356	$204,546	$177,981	$(795,246)	$1,599,637

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Investments (a)	$(120,226)	$—	$—	$18,087	$(102,139)
Forward foreign currency transactions	—	—	—	(26,340)	(26,340)
Futures contracts	544,809	—	41,423	—	586,232
Swap contracts	(392,908)	(596,239)	—	—	(989,147)

	$31,675	$(596,239)	$41,423	$(8,253)	$(531,394)

For the six months ended June 30, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$3,643,500
Forward foreign currency transactions	41,237,159
Futures contracts long	57,668,475
Futures contracts short	(71,932,721)
Swap contracts	93,752,963

‡	Averages are based on activity levels during the period.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

Written Options

The Portfolio transactions in written options during the six months ended June 30, 2017:

Call Options	Notional Amount	Premium Received
Options outstanding December 31, 2016	—	$—
Options written	750,000	—
Options expired	(750,000)	—

Options outstanding June 30, 2017	—	$—

Put Options	Notional Amount	Premium Received
Options outstanding December 31, 2016	—	$—
Options written	1,163,000	8,804
Options expired	(1,163,000)	(8,804)

Options outstanding June 30, 2017	—	$—

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

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Notes to Financial Statements—June 30, 2017—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

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Notes to Financial Statements—June 30, 2017—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$1,697,249,400	$427,036,877	$42,957,422	$2,113,198,613

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2017 were as follows:

Purchases	Sales
$1,627,321,708	$1,641,289,786

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$2,894,644	0.500%	Of the first $500 million
	0.450%	Of the next $500 million
	0.400%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.020%	On the first $	500 million

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. Brighthouse Investment Advisers will receive advisory fees equal to 0.480% of the Portfolio’s average daily net assets for amounts over $500 million but less than $750 million (0.030% over the contractual advisory fee rate) and 0.460% for amounts over $750 million but less than $1 billion (0.010% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $500 million up to $1 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee. An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2017 are shown as a management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee agreement, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $197,462 was waived in the aggregate for the six months ended June 30, 2017 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

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Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$33,838,553	$68,197,869	$57,379,727	$179,918,284	$91,218,280	$248,116,153

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$30,599,124	$24,234,514	$75,456,409	$—	$130,290,047

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to

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Notes to Financial Statements—June 30, 2017—(Continued)

Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

10. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTII-55

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Brighthouse/Wellington Balanced Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Brighthouse/Wellington Balanced Portfolio (one of the portfolios constituting Brighthouse Funds Trust II) (the “Portfolio”) as of June 30, 2017, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and the year ended December 31, 2016, and the financial highlights for the six months then ended and each of the five years in the period then ended December 31, 2016. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brighthouse/Wellington Balanced Portfolio of Brighthouse Funds Trust II, as of June 30, 2017, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and the year ended December 31, 2016, and the financial highlights for the six months then ended and each of the five years in the period ended December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

August 25, 2017

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Brighthouse Funds Trust II

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
60,471,590	2,029,749	4,743,049

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	62,291,516	4,952,872
Robert Boulware	62,317,967	4,926,422
Susan C. Gause	62,495,534	4,748,855
Nancy Hawthorne	62,492,555	4,751,833
Barbara A. Nugent	62,449,190	4,795,199
John Rosenthal	62,327,344	4,917,045
Linda B. Strumpf	62,393,074	4,851,315
Dawn M. Vroegop	62,358,619	4,885,770

BHFTII-57

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Managed By Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2016, the Class A, B and E shares of the Brighthouse/Wellington Core Equity Opportunities Portfolio returned 9.81%, 9.72%, and 9.78%, respectively. The Portfolio’s benchmark, the Russell 1000 Index1, returned 9.27%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities rose during the first half of 2017 despite plunging oil prices, heightened political risk, and two Federal Reserve (the “Fed”) rate hikes. The first quarter of 2017 was marked by continued optimism in Trump policy expectations and generally encouraging economic data. Steady labor-market gains, along with rising stock prices and optimism about faster economic growth, helped consumer confidence jump to its highest level in 16 years. Despite investor concern over stretched valuations and overly optimistic policy expectations, the market hit a series of record highs early in the first half of the year.

Stocks ended June with a 9.3% year-to-date gain, as measured by the S&P 500 Index. Although U.S. economic data released during second quarter of 2017 was mixed and geopolitical risks remained part of the overall narrative, U.S. and global equities continued to climb. Emmanuel Macron’s victory in the French presidential election was widely seen as supportive for the stability of the European Union. Furthermore, continued solid global economic data, strong year-over-year corporate earnings growth, and the Fed’s initial plan for balance sheet normalization later this year, provided the economy evolves broadly as anticipated, helped stoke investors’ bullish sentiment. Some unfavorable developments during the second quarter included disappointing manufacturing data, weak auto sales, and lackluster housing reports.

Mid- and large-cap stocks outperformed small-cap stocks, as measured by the S&P Midcap 400, S&P 500, and Russell 2000 indices, respectively. All three groups posted strong positive returns during the six-month period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark, the Russell 1000 Index, for the six month period ended June 30, 2017. Strong stock selection in the Financials, Industrials, Materials, Real Estate, and Consumer Staples sectors more than offset weaker security selection in Information Technology, Energy, and Consumer Discretionary. Sector positioning, a result of the bottom-up stock selection process, also contributed, driven largely by the Portfolio’s overweight allocation to the Health Care sector and underweight allocations to the Telecommunication Services and Energy sectors.

The Portfolio’s positions in Medtronic, Canadian National Railway, and McDonald’s were among the top relative contributors during the period. Not holding benchmark constituents General Electric, Verizon Communications, and AT&T also aided relative results. Shares of Medtronic, a medical technology company focused on medical devices, outperformed during the period. The company’s earnings rebounded after a disappointing final quarter of 2016, back to a resumption of their mid-single-digit growth seen in prior quarters. The rebound was driven by demand for its heart, vascular, and minimally invasive products. We continue to believe the company can improve margins and continue to generate strong cash flow growth with good operating leverage and synergies. Medtronic’s management team remains committed to returning cash to shareholders and growing the dividend. We believe that the company remains well positioned to benefit from the long-term tailwind of an aging population.

The Portfolio’s exposure to Schlumberger, TJX Companies, and Public Storage detracted from relative performance, as did our decision not to hold benchmark constituent Apple. Shares of TJX Companies, an off-price apparel and home goods retailer, underperformed after the company posted decent earnings but management issued second quarter guidance below consensus estimates. Investors were also discouraged by lackluster revenue growth. We believe TJX should continue to drive attractive same-store sales growth as it captures new customers with strong inventory management and

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Managed By Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

excellent execution. Their competitive advantage is how they buy clothing; they buy overages and acquire inventory at great price points. In addition, TJX is less exposed to disaggregating by internet competitors due to the “treasure hunt” aspect of going to their stores. We view the company as a high quality, cash generative, dominant value creator and distributor.

As of the end of the period, the Portfolio was most overweight the Consumer Staples, Industrials, and Health Care sectors, and most underweight the Information Technology, Utilities, and Financials sectors.

Donald J. Kilbride

Portfolio Manager

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year
Brighthouse/Wellington Core Equity Opportunities Portfolio
Class A	9.81	11.65	13.51	5.40
Class B	9.72	11.37	13.23	5.13
Class E	9.78	11.51	13.35	5.24
Russell 1000 Index	9.27	18.03	14.67	7.29

1 The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
NIKE, Inc. - Class B	4.0
Microsoft Corp.	3.4
Costco Wholesale Corp.	3.0
Chubb, Ltd.	2.9
Canadian National Railway Co.	2.7
United Parcel Service, Inc. - Class B	2.5
Coca-Cola Co. (The)	2.5
Accenture plc - Class A	2.5
Colgate-Palmolive Co.	2.5
Visa, Inc. - Class A	2.5

Top Sectors

% of Net Assets
Industrials	17.1
Consumer Staples	16.9
Health Care	16.7
Consumer Discretionary	13.5
Financials	11.4
Information Technology	10.7
Real Estate	4.0
Energy	4.0
Materials	3.6

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Wellington Core Equity Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.57%	$1,000.00	$1,098.10	$2.97
	Hypothetical*	0.57%	$1,000.00	$1,021.97	$2.86

Class B(a)	Actual	0.82%	$1,000.00	$1,097.20	$4.26
	Hypothetical*	0.82%	$1,000.00	$1,020.73	$4.11

Class E(a)	Actual	0.72%	$1,000.00	$1,097.80	$3.75
	Hypothetical*	0.72%	$1,000.00	$1,021.22	$3.61

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

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Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—97.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—7.2%
General Dynamics Corp.	265,056	$52,507,594
Lockheed Martin Corp. (a)	362,571	100,653,335
Northrop Grumman Corp. (a)	247,222	63,464,360
United Technologies Corp.	666,686	81,409,027

		298,034,316

Air Freight & Logistics—2.5%
United Parcel Service, Inc. - Class B	941,870	104,161,403

Banks—2.2%
PNC Financial Services Group, Inc. (The)	730,244	91,185,568

Beverages—6.7%
Coca-Cola Co. (The)	2,304,871	103,373,464
Diageo plc	2,741,443	81,040,822
PepsiCo, Inc.	803,785	92,829,130

		277,243,416

Biotechnology—1.8%
Amgen, Inc.	428,529	73,805,550

Capital Markets—1.9%
BlackRock, Inc. (a)	184,008	77,726,819

Chemicals—3.6%
Ecolab, Inc. (a)	488,277	64,818,772
Praxair, Inc.	638,502	84,633,440

		149,452,212

Consumer Finance—2.1%
American Express Co.	1,024,395	86,295,035

Energy Equipment & Services—2.1%
Schlumberger, Ltd.	1,286,196	84,683,145

Equity Real Estate Investment Trusts—4.0%
American Tower Corp.	552,949	73,166,212
Public Storage	441,854	92,139,814

		165,306,026

Food & Staples Retailing—6.5%
Costco Wholesale Corp.	772,418	123,532,811
CVS Health Corp.	860,694	69,251,439
Walgreens Boots Alliance, Inc.	946,044	74,084,706

		266,868,956

Health Care Equipment & Supplies—2.3%
Medtronic plc	1,077,641	95,640,639

Health Care Providers & Services—7.0%
Cardinal Health, Inc. (a)	1,247,785	97,227,407
McKesson Corp.	561,540	92,395,792
UnitedHealth Group, Inc. (a)	523,296	97,029,544

		286,652,743

Hotels, Restaurants & Leisure—2.1%
McDonald’s Corp.	562,385	86,134,887

Household Products—3.7%
Colgate-Palmolive Co.	1,376,466	102,037,425
Procter & Gamble Co. (The)	567,288	49,439,149

		151,476,574

Industrial Conglomerates—2.2%
Honeywell International, Inc.	691,094	92,115,919

Insurance—5.2%
Chubb, Ltd.	813,387	118,250,202
Marsh & McLennan Cos., Inc.	1,239,914	96,663,695

		214,913,897

IT Services—7.3%
Accenture plc - Class A (a)	834,490	103,209,723
Automatic Data Processing, Inc. (a)	917,611	94,018,423
Visa, Inc. - Class A (a)	1,086,431	101,885,499

		299,113,645

Media—1.4%
Walt Disney Co. (The)	549,770	58,413,063

Oil, Gas & Consumable Fuels—1.9%
Exxon Mobil Corp.	985,158	79,531,805

Pharmaceuticals—5.6%
Johnson & Johnson	654,706	86,611,057
Merck & Co., Inc.	1,428,250	91,536,542
Roche Holding AG	200,536	51,204,074

		229,351,673

Road & Rail—5.1%
Canadian National Railway Co.	1,370,116	111,168,727
Union Pacific Corp.	911,853	99,309,910

		210,478,637

Software—3.4%
Microsoft Corp.	2,047,516	141,135,278

Specialty Retail—4.3%
Lowe’s Cos., Inc.	946,425	73,376,330
TJX Cos., Inc. (The)	1,404,784	101,383,262

		174,759,592

Textiles, Apparel & Luxury Goods—5.8%
NIKE, Inc. - Class B (a)	2,764,085	163,081,015
VF Corp. (a)	1,304,705	75,151,008

		238,232,023

Total Common Stocks (Cost $3,341,151,513)		4,032,712,821

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Escrow Shares—0.0%

Security Description	Shares/ Principal Amount*	Value

Forest Products & Paper—0.0%
Sino-Forest Corp. (b) (Cost $0)	5,844,000	$0

Short-Term Investment—2.1%

Repurchase Agreement—2.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $86,418,016 on 07/03/17, collateralized by $88,150,000 Federal Home Loan Bank at zero coupon due 07/14/17 with a value of $88,150,000.	86,417,152	86,417,152

Total Short-Term Investments (Cost $86,417,152)		86,417,152

Securities Lending Reinvestments (c)—3.1%

Certificates of Deposit—1.7%
Bank of Montreal 1.130%, 07/07/17	3,500,000	3,499,965
Bank of Montreal Chicago 1.276%, 09/06/17 (d)	5,000,000	5,000,920
Bank of Tokyo-Mitsubishi, Ltd. 1.510%, 08/18/17	908,331	900,999
1.602%, 11/16/17 (d)	2,000,000	2,001,952
KBC Bank NV Zero Coupon, 09/08/17	3,487,967	3,492,335
1.220%, 07/27/17	4,000,000	4,000,000
Mitsubishi UFJ Trust and Banking Corp. 1.266%, 12/05/17 (d)	3,000,000	3,000,069
1.401%, 09/01/17 (d)	3,500,000	3,502,120
Mizuho Bank, Ltd., New York 1.400%, 11/27/17 (d)	2,000,000	1,999,080
1.451%, 09/01/17 (d)	6,300,000	6,301,373
Norinchukin Bank New York 1.687%, 07/12/17 (d)	3,000,000	3,000,363
Royal Bank of Canada New York 1.532%, 03/20/18 (d)	11,500,000	11,508,280
Sumitomo Mitsui Trust Bank, Ltd., New York 1.230%, 12/04/17 (d)	1,000,000	999,902
1.297%, 11/13/17 (d)	2,000,000	1,999,854
1.342%, 11/16/17 (d)	5,000,000	4,999,685
Toronto Dominion Bank New York 1.467%, 03/13/18 (d)	11,500,000	11,508,544
UBS, Stamford 1.722%, 07/31/17 (d)	1,801,840	1,801,028

		69,516,469

Commercial Paper—1.1%
Commonwealth Bank Australia 1.391%, 03/01/18	7,000,000	7,005,454

Commercial Paper—(Continued)
Erste Abwicklungsanstalt 1.379%, 07/18/17 (d)	12,000,000	12,000,696
ING Funding LLC 1.234%, 12/07/17 (d)	3,000,000	3,001,036
1.277%, 11/13/17 (d)	2,000,000	1,999,854
Manhattan Asset Funding Co. 1.434%, 09/07/17 (d)	13,500,000	13,500,810
Ridgefield Funding Co. LLC 1.434%, 09/07/17 (d)	5,000,000	5,002,002
Sheffield Receivables Co. 1.230%, 07/07/17	1,993,782	1,999,532

		44,509,384

Repurchase Agreements—0.2%
Barclays Capital, Inc Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $848,887 on 07/03/17, collateralized by $883,598 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $865,788.	848,811	848,811
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.710% to be repurchased at $657,719 on 10/02/17, collateralized by various Common Stock with a value of $715,000.	650,000	650,000
Deutsche Bank AG, London Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $4,503,488 on 07/03/17, collateralized by $978 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $5,003,206.	4,500,000	4,500,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $2,009,690 on 09/29/17, collateralized by various Common Stock with a value of $2,200,000.	2,000,000	2,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $2,519,119 on 10/02/17, collateralized by various Common Stock with a value of $2,750,000.	2,500,000	2,500,000

		10,498,811

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Time Deposit—0.1%
Shinkin Central Bank 1.330%, 07/26/17	6,000,000	$6,000,000

Total Securities Lending Reinvestments (Cost $130,490,399)		130,524,664

Total Investments—103.1% (Cost $3,558,059,064) (e)		4,249,654,637
Other assets and liabilities (net)—(3.1)%		(129,513,115)

Net Assets—100.0%		$4,120,141,522

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $128,880,090 and the collateral received consisted of cash in the amount of $130,490,729. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2017, these securities represent less than 0.05% of net assets.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	As of June 30, 2017, the aggregate cost of investments was $3,558,059,064. The aggregate unrealized appreciation and depreciation of investments were $727,089,765 and $(35,494,192), respectively, resulting in net unrealized appreciation of $691,595,573.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$298,034,316	$—	$—	$298,034,316
Air Freight & Logistics	104,161,403	—	—	104,161,403
Banks	91,185,568	—	—	91,185,568
Beverages	196,202,594	81,040,822	—	277,243,416
Biotechnology	73,805,550	—	—	73,805,550
Capital Markets	77,726,819	—	—	77,726,819
Chemicals	149,452,212	—	—	149,452,212
Consumer Finance	86,295,035	—	—	86,295,035
Energy Equipment & Services	84,683,145	—	—	84,683,145
Equity Real Estate Investment Trusts	165,306,026	—	—	165,306,026
Food & Staples Retailing	266,868,956	—	—	266,868,956
Health Care Equipment & Supplies	95,640,639	—	—	95,640,639
Health Care Providers & Services	286,652,743	—	—	286,652,743
Hotels, Restaurants & Leisure	86,134,887	—	—	86,134,887
Household Products	151,476,574	—	—	151,476,574
Industrial Conglomerates	92,115,919	—	—	92,115,919
Insurance	214,913,897	—	—	214,913,897
IT Services	299,113,645	—	—	299,113,645
Media	58,413,063	—	—	58,413,063
Oil, Gas & Consumable Fuels	79,531,805	—	—	79,531,805
Pharmaceuticals	178,147,599	51,204,074	—	229,351,673
Road & Rail	210,478,637	—	—	210,478,637
Software	141,135,278	—	—	141,135,278
Specialty Retail	174,759,592	—	—	174,759,592
Textiles, Apparel & Luxury Goods	238,232,023	—	—	238,232,023
Total Common Stocks	3,900,467,925	132,244,896	—	4,032,712,821
Total Escrow Shares*	—	—	0	0
Total Short-Term Investment*	—	86,417,152	—	86,417,152
Total Securities Lending Reinvestments*	—	130,524,664	—	130,524,664
Total Investments	$3,900,467,925	$349,186,712	$0	$4,249,654,637

Collateral for Securities Loaned (Liability)	$—	$(130,490,729)	$—	$(130,490,729)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$4,249,654,637
Receivable for:
Fund shares sold	183,601
Dividends and interest	7,430,426

Total Assets	4,257,268,664
Liabilities
Collateral for securities loaned	130,490,729
Payables for:
Fund shares redeemed	3,910,930
Accrued Expenses:
Management fees	1,880,290
Distribution and service fees	244,276
Deferred trustees’ fees	187,409
Other expenses	413,508

Total Liabilities	137,127,142

Net Assets	$4,120,141,522

Net Assets Consist of:
Paid in surplus	$3,328,651,633
Undistributed net investment income	36,404,873
Accumulated net realized gain	63,488,337
Unrealized appreciation on investments and foreign currency transactions	691,596,679

Net Assets	$4,120,141,522

Net Assets
Class A	$2,619,023,983
Class B	711,449,127
Class E	789,668,412
Capital Shares Outstanding*
Class A	87,900,672
Class B	24,156,561
Class E	26,734,650
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$29.80
Class B	29.45
Class E	29.54

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $128,880,090.
(b)	Identified cost of investments was $3,558,059,064.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (a)	$49,162,870
Interest	17,265
Securities lending income	300,973

Total investment income	49,481,108
Expenses
Management fees	14,202,475
Administration fees	64,459
Custodian and accounting fees	103,934
Distribution and service fees—Class B	877,324
Distribution and service fees—Class E	586,963
Audit and tax services	20,437
Legal	18,428
Trustees’ fees and expenses	26,258
Shareholder reporting	120,283
Insurance	14,028
Miscellaneous	22,417

Total expenses	16,057,006
Less management fee waiver	(2,952,463)

Net expenses	13,104,543

Net Investment Income	36,376,565

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	80,777,190
Foreign currency transactions	(16,656)

Net realized gain	80,760,534

Net change in unrealized appreciation on:
Investments	265,836,519
Foreign currency transactions	127,533

Net change in unrealized appreciation	265,964,052

Net realized and unrealized gain	346,724,586

Net Increase in Net Assets From Operations	$383,101,151

(a)	Net of foreign withholding taxes of $199,792.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$36,376,565	$62,169,328
Net realized gain	80,760,534	143,274,319
Net change in unrealized appreciation	265,964,052	54,605,046

Increase in net assets from operations	383,101,151	260,048,693

From Distributions to Shareholders
Net investment income
Class A	(40,775,492)	(40,649,104)
Class B	(9,546,738)	(9,626,451)
Class E	(11,201,278)	(11,830,071)
Net realized capital gains
Class A	(96,233,518)	(111,016,460)
Class B	(26,449,537)	(30,747,876)
Class E	(29,266,208)	(35,932,458)

Total distributions	(213,472,771)	(239,802,420)

Increase (decrease) in net assets from capital share transactions	(55,298,829)	431,856,519

Total increase in net assets	114,329,551	452,102,792

Net Assets
Beginning of period	4,005,811,971	3,553,709,179

End of period	$4,120,141,522	$4,005,811,971

Undistributed net investment income
End of period	$36,404,873	$61,551,816

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	211,849	$6,339,028	4,260,240	$124,462,208
Shares issued through acquisition (a)	0	0	11,681,896	342,746,988
Reinvestments	4,585,308	137,009,010	5,503,105	151,665,564
Redemptions	(5,620,078)	(169,711,430)	(7,201,166)	(203,965,242)

Net increase (decrease)	(822,921)	$(26,363,392)	14,244,075	$414,909,518

Class B
Sales	391,184	$11,581,594	1,529,631	$43,299,317
Shares issued through acquisition (a)	0	0	2,998,245	86,919,323
Reinvestments	1,218,561	35,996,275	1,480,540	40,374,327
Redemptions	(1,930,926)	(57,417,150)	(3,305,754)	(92,826,567)

Net increase (decrease)	(321,181)	$(9,839,281)	2,702,662	$77,766,400

Class E
Sales	112,038	$3,309,332	470,112	$13,192,817
Reinvestments	1,366,222	40,467,486	1,746,984	47,762,529
Redemptions	(2,107,533)	(62,872,974)	(4,328,947)	(121,774,745)

Net decrease	(629,273)	$(19,096,156)	(2,111,851)	$(60,819,399)

Increase (decrease) derived from capital shares transactions		$(55,298,829)		$431,856,519

(a)	See Note 8 of the Notes to Financial Statements.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$28.61		$28.38	$43.13	$42.97	$33.21	$29.67

Income (Loss) from Investment Operations
Net investment income (a)	0.28		0.48	0.58	0.72	0.28	0.48
Net realized and unrealized gain on investments	2.55		1.53	0.31	3.41	10.64	3.33

Total from investment operations	2.83		2.01	0.89	4.13	10.92	3.81

Less Distributions
Distributions from net investment income	(0.49)		(0.48)	(0.77)	(0.31)	(0.53)	(0.27)
Distributions from net realized capital gains	(1.15)		(1.30)	(14.87)	(3.66)	(0.63)	0.00

Total distributions	(1.64)		(1.78)	(15.64)	(3.97)	(1.16)	(0.27)

Net Asset Value, End of Period	$29.80		$28.61	$28.38	$43.13	$42.97	$33.21

Total Return (%) (b)	9.81	(c)	7.34	2.40	10.63	33.70	12.86

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	(d)	0.72	0.72	0.73	0.72	0.73
Net ratio of expenses to average net assets (%) (e)(f)	0.57	(d)	0.58	0.58	0.59	0.67	0.68
Ratio of net investment income to average net assets (%)	1.86	(d)	1.70	1.72	1.74	0.74	1.50
Portfolio turnover rate (%)	4	(c)	32	25	105	11	16
Net assets, end of period (in millions)	$2,619.0		$2,538.2	$2,113.5	$2,352.1	$2,391.0	$2,098.2

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$28.26		$28.06	$42.79	$42.66	$32.98	$29.46

Income (Loss) from Investment Operations
Net investment income (a)	0.24		0.41	0.49	0.61	0.18	0.40
Net realized and unrealized gain on investments	2.51		1.50	0.31	3.38	10.57	3.31

Total from investment operations	2.75		1.91	0.80	3.99	10.75	3.71

Less Distributions
Distributions from net investment income	(0.41)		(0.41)	(0.66)	(0.20)	(0.44)	(0.19)
Distributions from net realized capital gains	(1.15)		(1.30)	(14.87)	(3.66)	(0.63)	0.00

Total distributions	(1.56)		(1.71)	(15.53)	(3.86)	(1.07)	(0.19)

Net Asset Value, End of Period	$29.45		$28.26	$28.06	$42.79	$42.66	$32.98

Total Return (%) (b)	9.72	(c)	7.06	2.14	10.35	33.36	12.62

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	(d)	0.97	0.97	0.98	0.97	0.98
Net ratio of expenses to average net assets (%) (e)(f)	0.82	(d)	0.83	0.83	0.84	0.92	0.93
Ratio of net investment income to average net assets (%)	1.61	(d)	1.44	1.47	1.49	0.49	1.25
Portfolio turnover rate (%)	4	(c)	32	25	105	11	16
Net assets, end of period (in millions)	$711.4		$691.8	$611.0	$693.7	$738.0	$638.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$28.35		$28.13	$42.87	$42.74	$33.03	$29.51

Income (Loss) from Investment Operations
Net investment income (a)	0.25		0.43	0.53	0.65	0.22	0.43
Net realized and unrealized gain on investments	2.53		1.52	0.30	3.38	10.60	3.31

Total from investment operations	2.78		1.95	0.83	4.03	10.82	3.74

Less Distributions
Distributions from net investment income	(0.44)		(0.43)	(0.70)	(0.24)	(0.48)	(0.22)
Distributions from net realized capital gains	(1.15)		(1.30)	(14.87)	(3.66)	(0.63)	0.00

Total distributions	(1.59)		(1.73)	(15.57)	(3.90)	(1.11)	(0.22)

Net Asset Value, End of Period	$29.54		$28.35	$28.13	$42.87	$42.74	$33.03

Total Return (%) (b)	9.78	(c)	7.15	2.27	10.45	33.53	12.70

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(d)	0.87	0.87	0.88	0.87	0.88
Net ratio of expenses to average net assets (%) (e)(f)	0.72	(d)	0.73	0.73	0.74	0.82	0.83
Ratio of net investment income to average net assets (%)	1.71	(d)	1.54	1.57	1.59	0.59	1.34
Portfolio turnover rate (%)	4	(c)	32	25	105	11	16
Net assets, end of period (in millions)	$789.7		$775.8	$829.2	$952.4	$1,032.7	$900.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for the six months ended June 30, 2017 and 0.03% for the years ended December 31, 2016, 2015, and 2014. (see Note 5 of the Notes to Financial Statements).
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Wellington Core Equity Opportunities Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, merger transactions, adjustments to prior period accumulated balances, distribution re-designations, real estate investment in trust (“REIT”) adjustments and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $86,417,152. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $10,498,811. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$144,172,650	$0	$394,815,622

The Portfolio engaged in security transactions with other accounts managed by Wellington Management Company LLP, the subadviser to the Portfolio, that amounted to $9,747,187 in sales of investments, which are included above, and resulted in realized gains of $1,105,713.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$14,202,475	0.750%	Of the first $1 billion
	0.700%	On the next $2 billion
	0.650%	On amounts in excess of $3 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.120%	First $500 million
0.145%	$500 million to $1 billion
0.120%	$1 billion to $3 billion
0.080%	$3 billion to $4.5 billion
0.105%	Over $4.5 billion

An identical agreement was in place for the period May 1, 2016 through April 30, 2017. Amounts waived for the six months ended June 30, 2017 amounted to $2,282,987 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $669,476 was waived in the aggregate for the six months ended June 30, 2017 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

7. Income Tax Information

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$70,580,396	$141,263,345	$169,222,024	$1,235,335,211	$239,802,420	$1,376,598,556

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$61,695,417	$151,767,807	$408,576,164	$—	$622,039,388

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Acquisition

At the close of business on April 29, 2016, the Portfolio, with aggregate Class A, Class B and Class E net assets of $2,079,742,205, $598,612,281 and $818,724,006, respectively, acquired all of the assets and liabilities of Pioneer Fund Portfolio of the Met Investors Series Trust (“Pioneer Fund”).

The acquisition was accomplished by a tax-free exchange of 11,681,896 Class A shares of the Portfolio (valued at $342,746,988) for 37,657,033 Class A shares of Pioneer Fund and 2,998,245 Class B shares of the Portfolio (valued at $86,919,323) for 9,737,087 Class B shares of Pioneer Fund. Each shareholder of Pioneer Fund received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 29, 2016. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by Pioneer Fund may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by Pioneer Fund. All other costs associated with the merger were not borne by the shareholders of either portfolio.

Pioneer Fund’s net assets on April 29, 2016, were $342,746,988 and $86,919,323 for Class A and Class B shares, respectively, including investments valued at $429,706,208 with a cost basis of $417,385,987. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Pioneer Fund were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Portfolio immediately after the acquisition were $3,926,744,803, which included $12,320,388 of acquired unrealized appreciation on investments and foreign currency transactions.

Assuming the acquisition had been completed on January 1, 2016, the Portfolio’s pro-forma results of operations for the year ended December 31, 2016 are as follows:

Net Investment income	$63,902,224	(a)
Net realized and unrealized gain on investments	$200,724,550	(b)

Net increase in net assets from operations	$264,626,774

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Pioneer Fund that have been included in the Portfolio’s Statement of Operations since April 29, 2016.

(a)	$62,169,328 net investment income as reported at December 31, 2016, plus $1,584,300 from Pioneer Fund pre-merger net investment income, plus $130,479 in lower net advisory fees, plus $18,117 of pro-forma eliminated other expenses.
(b)	$425,632,627 unrealized appreciation as reported at December 31, 2016, minus $454,921,890 pro-forma December 31, 2015 unrealized appreciation, plus $143,274,319 net realized gain as reported at December 31, 2016, plus $86,739,494 in net realized gain from Pioneer Fund pre-merger.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

10. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

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Brighthouse Funds Trust II

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
129,698,432	3,467,240	8,690,717

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	133,756,638	8,099,751
Robert Boulware	133,740,317	8,116,072
Susan C. Gause	133,985,678	7,870,712
Nancy Hawthorne	133,927,269	7,929,121
Barbara A. Nugent	134,029,886	7,826,504
John Rosenthal	133,745,573	8,110,817
Linda B. Strumpf	133,908,387	7,948,003
Dawn M. Vroegop	133,882,072	7,974,318

BHFTII-20

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2017, the Class A and B shares of the Brighthouse Asset Allocation 20 Portfolio returned 3.85% and 3.80%, respectively. The Portfolio’s benchmark, the Dow Jones Conservative Index1, returned 2.99%.

MARKET ENVIRONMENT / CONDITIONS

The first half of the year was marked by the U.S. Federal Reserve (the “Fed”) raising rates twice, both times in 0.25% increments, from 0.75% to 1.25%. In addition, the Fed has suggested another rate hike in 2017 as well as the beginning of ”a balance sheet normalization”, with reference to the Fed’s plan to start reducing its enormous balance sheet of approximately $4.5 trillion worth of primarily U.S. government bonds and mortgage securities. The Fed’s move comes on the back of continued slow but steady growth in the U.S., currently at the tune of 2% annually. However, despite the muted growth, the current eight-year-long economic expansion has driven the unemployment rate down to 4.3% as of this writing. This is a level not witnessed since 2000, and before that, one would have to go all the way back to 1969 to see a level that low. This level is noticeably below the long-run “normal” level of unemployment, typically defined by the Fed as being between 4.5 to 5.0%. As such, unemployment should not be expected to go much lower, despite the tailwind from more than 6 million current job openings, which would lower the unemployment rate by another approximately 4% if they were all filled. If the job market continues to tighten, however, it would not be a surprise to see stronger growth in wages, which in turn would help push core inflation above the current level of 1.9%, and above the Fed’s stated target of 2%.

Another factor pushing core inflation upward is housing expenses. After a game-changing collapse in housing leading up to the Financial Crisis, surviving homebuilders are still only cautiously embarking on new projects, despite an existing inventory of housing of only slightly more than four months. This, in turn, has led to an increase in the cost of renting and owning, a trend that could continue if interest rates continue to rise.

In addition to relatively healthy economic data, financial markets have been busy interpreting the impact of the potential shift in the regulatory environment and in fiscal policies that followed the November election. The result was a very healthy gain for stocks during the first two months of the year, as financial markets seemed to price in a complete and swift implementation of everything promised before and after the election. However, as investors got into March, expectations were lowered, epitomized by the Republican withdrawal of the healthcare bill. This led to sideways movement of U.S. stock prices until the second half of May, where another push higher led the U.S. stock market, as defined by the S&P 500 Index, to a very strong mid-year return of 9.34%. The robust returns were led by Information Technology and Healthcare, which returned 16.62% and 16.47%, respectively. At the other end of the scale was Energy and Telecommunication Services, which fell 13.82% and 10.77%, in that order. Large cap stocks outperformed both mid cap stocks and small cap stocks, which returned 7.99% and 4.99%, respectively, as measured by the Russell Mid Cap Index and the Russell 2000 Index.

Despite the strong performance of U.S. equity markets, non-U.S. equities fared even better. Foreign developed equity, as defined by the MSCI EAFE Index, returned 13.81% during the first six months of the year, driven by relatively cheap valuations and a European economy that seems to be in recovery mode. Emerging Market (“EM”) equity was the best performing major asset class, returning 18.43% as defined by the MSCI EM Index. The strong returns were primarily driven by Asian economies, led by Korea, China and Taiwan, which returned 28.78%, 24.86% and 21.58%, respectively, according to their MSCI country-specific indices. European emerging markets were the laggard, primarily because of a negative return of 14.18% coming out of Russia, as defined by the MSCI Russia Index.

In the fixed income world, there was a slight curve-flattening during the first half of the year. The 1-year U.S. Treasury rate rose from 0.80% to 1.23%, but longer-term rates were, surprisingly, down slightly for the first six months of the year. The 5-year rates moved from 1.94% to 1.89%, the 10-year rate moved from 2.44% to 2.30%, and the 30-year rate moved from 3.05% to 2.83%, as the market responded to lower than expected inflation, and diminished hope that the economy can break out of the current 2% growth environment any time soon. However, the confirmation of steady economic growth, fueled strong returns for corporate bonds, and more so in in the low-quality end of the spectrum. As such, the lowest quality corporate bonds returned 6.59% during first half of the year, as measured by the Bloomberg Barclays U.S. High Yield Caa Index. Much of the strong return came out of the energy sector during the first quarter of the year, as surviving energy related companies have had a chance to adjust their businesses to low energy prices.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 20 Portfolio invested in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 20% to equities and 80% to fixed income.

In the first half of 2017, the portfolio outperformed its benchmark, the Dow Jones Conservative Index. While the contribution from the underlying fixed income, U.S. mid cap, and U.S. small cap portfolios was a drag on relative performance, the strong relative performance within the underlying U.S. large cap and foreign developed equity portfolios in combination with favorable overweights to U.S. investment grade bonds and U.S. large cap equities, was enough to outperform the benchmark.

Performance from the underlying fixed income portfolios was mixed during the first half of the year, but the overall contribution was a drag on relative performance. The main culprit for the

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

underperformance was the Brighthouse/Templeton International Bond Portfolio, which underperformed its benchmark by 4.47% over the period. The main detractors from relative performance was the portfolio’s underweighted positions in the euro, the Japanese yen, and the Australian dollar, as well as underweighted duration exposure in the U.S. At the other end of the scale was the Western Asset Management Strategic Bond Opportunities Portfolio, which outperformed its benchmark by 3.08%. The main contributor to performance was the portfolio’s allocation to investment grade credit, non-agency securities and commercial mortgage-backed securities, in addition to favorable allocations to EM. Another strong performer was the PIMCO Total Return Portfolio, which outperformed its benchmark by 0.87%. An overweight to U.S. duration, positions in agency and non-agency mortgage-backed securities, and overweight the euro, yen, and pound currencies, were all positive contributors to performance.

Performance from the underlying equity portfolios during the first half of the year was mixed as well, but the overall contribution to relative performance was positive. Within large cap equity, the T. Rowe Price Large Cap Growth Portfolio did particularly well, outperforming its benchmark by 5.60% during the first half of the year. The strong performance was driven by an overweight to Financial Services, and strong security selection within Consumer Discretionary, Healthcare, and Technology. Another strong performer was the Jennison Growth Portfolio, which outperformed its benchmark by 4.75% for the period. The main reason for the strong performance was an overweight to Technology, underweights to Real Estate and Consumer Staples, and strong security selection within Consumer Discretionary and Industrials. At the other end of the scale was the BlackRock Large Cap Value Portfolio, which underperformed its benchmark by 5.44% during the first half of the year. The significant underperformance was primarily a result of poor security selection within Energy, Consumer Staples, Technology, and Financial Services, in addition to an unfavorable overweight to Energy. Within mid cap equity, the T. Rowe Price Mid Cap Growth Portfolio stood out, as it outperformed its benchmark by 3.45% for the period. The main drivers of outperformance were strong security selection within Industrials, Financial Services, and Consumer Discretionary, as well as favorable underweights to Consumer Discretionary and Consumer Staples. The Neuberger Berman Genesis Portfolio was the strongest performer within the small cap equity asset class, as it outperformed its benchmark by 4.53% during the first half of the year. In addition to a favorable growth tilt vs. its value benchmark, the contribution from security selection within Technology, Industrials, Consumer Staples, and Energy helped relative performance. Furthermore, overweights to Healthcare and Technology and an underweight to Energy, also boosted relative return.

The contribution from the non-U.S. equity portfolios was overall negative, despite strong performance from several individual portfolios. The main reason for the overall detraction from relative performance, was the Van Eck Global Natural Resources Portfolio, which underperformed its benchmark by 4.97% during the first six months of the year. The main reasons for the underperformance were overweight positions and underperformance in the oil & gas exploration & production and oil & gas drilling sub-industries, and poor performance of securities within the Diversified Metals & Mining sector. At the other end of the scale was the Oppenheimer Global Equity Portfolio, which outperformed its benchmark by 8.70%. The main driver of outperformance was strong security selection within Financial Services, Consumer Discretionary, Real Estate, and Technology, in addition to underweights to Energy and Real Estate. Another strong performer was the Baillie Gifford International Stock Portfolio, which outperformed its benchmark by 5.96% during the first half of the year. The strong results were primarily driven by an overweight to Technology and an underweight to Energy, in addition to strong security selection within Consumer Discretionary and Industrials.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES CONSERVATIVE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 20 Portfolio
Class A	3.85	4.73	4.47	4.78
Class B	3.80	4.59	4.21	4.53
Dow Jones Conservative Index	2.99	1.55	2.67	4.11

1 The Dow Jones Conservative Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 20% of the risk of an all equity portfolio.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
Western Asset Management U.S. Government Portfolio (Class A)	13.0
BlackRock Bond Income Portfolio (Class A)	12.5
PIMCO Total Return Portfolio (Class A)	12.0
TCW Core Fixed Income Portfolio (Class A)	9.5
PIMCO Inflation Protected Bond Portfolio (Class A)	9.0
JPMorgan Core Bond Portfolio (Class A)	8.5
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	5.0
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	5.0
Brighthouse/Templeton International Bond Portfolio (Class A)	2.5
Invesco Comstock Portfolio (Class A)	2.3

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 20 Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)(b)	Actual	0.63%	$1,000.00	$1,038.50	$3.18
	Hypothetical*	0.63%	$1,000.00	$1,021.67	$3.16

Class B(a)(b)	Actual	0.88%	$1,000.00	$1,038.00	$4.45
	Hypothetical*	0.88%	$1,000.00	$1,020.43	$4.41

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between Brighthouse Investment Advisers, LLC and the Portfolio as described in Note 5 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	536,755	$6,403,483
BlackRock Bond Income Portfolio (Class A) (a)	758,837	80,125,610
BlackRock Capital Appreciation Portfolio (Class A) (a)	167,740	6,397,584
BlackRock High Yield Portfolio (Class A) (b)	422,509	3,215,297
BlackRock Large Cap Value Portfolio (Class A) (a)	368,804	3,215,973
Brighthouse Small Cap Value Portfolio (Class A) (b)	206,197	3,204,298
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (b)	153,583	1,603,405
Brighthouse/Artisan International Portfolio (Class A) (b)	312,522	3,203,349
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (a)	6,715	1,607,703
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (b)	1,269,194	12,856,940
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (b)	3,352,141	32,113,512
Brighthouse/Templeton International Bond Portfolio (Class A) (b)	1,572,854	16,011,652
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (a)	431,871	12,865,431
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (b)	435,665	6,408,626
Clarion Global Real Estate Portfolio (Class A) (b)	273,102	3,200,753
Harris Oakmark International Portfolio (Class A) (b)	528,275	8,019,210
Invesco Comstock Portfolio (Class A) (b)	1,011,830	14,509,639
Jennison Growth Portfolio (Class A) (a)	438,760	6,392,736
JPMorgan Core Bond Portfolio (Class A) (b)	5,351,249	54,475,714
JPMorgan Small Cap Value Portfolio (Class A) (b)	192,910	3,204,227
MFS Research International Portfolio (Class A) (b)	413,809	4,800,188
MFS Value Portfolio (Class A) (a)	939,574	14,469,439
Neuberger Berman Genesis Portfolio (Class A) (a)	155,729	3,201,788
Oppenheimer Global Equity Portfolio (Class A) (b)	69,798	1,599,079
PIMCO Inflation Protected Bond Portfolio (Class A) (b) (c)	5,923,525	57,635,900

Affiliated Investment Companies—(Continued)
PIMCO Total Return Portfolio (Class A) (b)	6,754,603	76,934,933
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	282,429	6,394,182
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	397,527	12,863,967
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	146,528	1,603,017
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	143,618	3,204,115
TCW Core Fixed Income Portfolio (Class A) (b)	6,027,639	60,879,154
Van Eck Global Natural Resources Portfolio (Class A) (a)	351,321	3,200,537
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	2,367,428	32,102,326
Western Asset Management U.S. Government Portfolio (Class A) (a)	7,199,129	83,365,915

Total Mutual Funds (Cost $652,159,340)		641,289,682

Total Investments—100.0% (Cost $652,159,340) (d)		641,289,682
Other assets and liabilities (net)—0.0%		(314,288)

Net Assets—100.0%		$640,975,394

(a)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security.
(d)	As of June 30, 2017, the aggregate cost of investments was $652,159,340. The aggregate unrealized appreciation and depreciation of investments were $9,060,573 and $(19,930,231), respectively, resulting in net unrealized depreciation of $(10,869,658).

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$641,289,682	$—	$—	$641,289,682
Total Investments	$641,289,682	$—	$—	$641,289,682

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Affiliated investments at value (a)	$641,289,682
Receivable for:
Fund shares sold	1,225,974
Due from investment adviser	17,311

Total Assets	642,532,967
Liabilities
Payables for:
Investments purchased	991,678
Fund shares redeemed	234,296
Accrued Expenses:
Management fees	49,970
Distribution and service fees	123,854
Deferred trustees’ fees	102,469
Other expenses	55,306

Total Liabilities	1,557,573

Net Assets	$640,975,394

Net Assets Consist of:
Paid in surplus	$638,240,104
Undistributed net investment income	12,969,938
Accumulated net realized gain	635,010
Unrealized depreciation on affiliated investments	(10,869,658)

Net Assets	$640,975,394

Net Assets
Class A	$40,916,702
Class B	600,058,692
Capital Shares Outstanding*
Class A	3,833,800
Class B	56,620,005
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.67
Class B	10.60

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $652,159,340.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends from affiliated investments	$14,280,542

Total investment income	14,280,542
Expenses
Management fees	304,768
Administration fees	10,959
Custodian and accounting fees	13,640
Distribution and service fees—Class B	757,707
Audit and tax services	15,255
Legal	18,678
Trustees’ fees and expenses	26,316
Miscellaneous	3,548

Total expenses	1,150,871
Less expenses reimbursed by the Adviser	(69,455)

Net expenses	1,081,416

Net Investment Income	13,199,126

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	1,213,145
Capital gain distributions from Affiliated Underlying Portfolios	5,379,028

Net realized gain	6,592,173

Net change in unrealized appreciation on affiliated investments	4,282,248

Net realized and unrealized gain	10,874,421

Net Increase in Net Assets From Operations	$24,073,547

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$13,199,126	$12,772,937
Net realized gain	6,592,173	9,026,855
Net change in unrealized appreciation	4,282,248	9,432,216

Increase in net assets from operations	24,073,547	31,232,008

From Distributions to Shareholders
Net investment income
Class A	(947,275)	(1,595,816)
Class B	(12,419,033)	(20,821,731)
Net realized capital gains
Class A	(651,251)	(1,533,963)
Class B	(9,628,854)	(21,575,721)

Total distributions	(23,646,413)	(45,527,231)

Increase (decrease) in net assets from capital share transactions	(24,925,692)	16,951,400

Total increase (decrease) in net assets	(24,498,558)	2,656,177

Net Assets
Beginning of period	665,473,952	662,817,775

End of period	$640,975,394	$665,473,952

Undistributed net investment income
End of period	$12,969,938	$13,137,120

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	188,681	$2,057,923	309,240	$3,347,808
Reinvestments	149,535	1,598,526	297,508	3,129,779
Redemptions	(360,963)	(3,947,565)	(1,090,132)	(11,786,694)

Net decrease	(22,747)	$(291,116)	(483,384)	$(5,309,107)

Class B
Sales	2,792,142	$30,274,332	10,480,652	$112,771,940
Reinvestments	2,078,029	22,047,887	4,057,172	42,397,452
Redemptions	(7,115,709)	(76,956,795)	(12,373,645)	(132,908,885)

Net increase (decrease)	(2,245,538)	$(24,634,576)	2,164,179	$22,260,507

Increase (decrease) derived from capital shares transactions		$(24,925,692)		$16,951,400

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.69		$10.94	$11.59	$12.05	$11.94	$11.60

Income (Loss) from Investment Operations
Net investment income (a)	0.23		0.23	0.36	0.25	0.33	0.30
Net realized and unrealized gain (loss) on investments	0.19		0.28	(0.38)	0.29	0.20	0.77

Total from investment operations	0.42		0.51	(0.02)	0.54	0.53	1.07

Less Distributions
Distributions from net investment income	(0.26)		(0.39)	(0.27)	(0.50)	(0.36)	(0.41)
Distributions from net realized capital gains	(0.18)		(0.37)	(0.36)	(0.50)	(0.06)	(0.32)

Total distributions	(0.44)		(0.76)	(0.63)	(1.00)	(0.42)	(0.73)

Net Asset Value, End of Period	$10.67		$10.69	$10.94	$11.59	$12.05	$11.94

Total Return (%) (b)	3.85	(c)	4.76	(0.23)	4.73	4.50	9.49

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.12	(e)	0.12	0.11	0.12	0.11	0.11
Net ratio of expenses to average net assets (%) (d)(f)	0.10	(e)	0.10	0.10	0.10	0.10	0.10
Ratio of net investment income to average net assets (%) (g)	2.09	(e)(h)	2.15	3.20	2.17	2.73	2.58
Portfolio turnover rate (%)	9	(c)	14	21	16	18	9
Net assets, end of period (in millions)	$40.9		$41.2	$47.5	$50.1	$50.5	$54.9

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.60		$10.85	$11.51	$11.97	$11.86	$11.53

Income (Loss) from Investment Operations
Net investment income (a)	0.22		0.20	0.33	0.22	0.29	0.27
Net realized and unrealized gain (loss) on investments	0.19		0.28	(0.39)	0.28	0.22	0.76

Total from investment operations	0.41		0.48	(0.06)	0.50	0.51	1.03

Less Distributions
Distributions from net investment income	(0.23)		(0.36)	(0.24)	(0.46)	(0.34)	(0.38)
Distributions from net realized capital gains	(0.18)		(0.37)	(0.36)	(0.50)	(0.06)	(0.32)

Total distributions	(0.41)		(0.73)	(0.60)	(0.96)	(0.40)	(0.70)

Net Asset Value, End of Period	$10.60		$10.60	$10.85	$11.51	$11.97	$11.86

Total Return (%) (b)	3.80	(c)	4.53	(0.59)	4.47	4.29	9.18

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.37	(e)	0.37	0.36	0.37	0.36	0.36
Net ratio of expenses to average net assets (%) (d)(f)	0.35	(e)	0.35	0.35	0.35	0.35	0.35
Ratio of net investment income to average net assets (%) (g)	1.84	(e)(h)	1.83	2.89	1.89	2.49	2.35
Portfolio turnover rate (%)	9	(c)	14	21	16	18	9
Net assets, end of period (in millions)	$600.1		$624.2	$615.4	$653.6	$653.8	$723.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Includes the effects of expenses reimbursed by the Adviser (see Note 5 of the Notes to Financial Statements).
(g)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(h)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, Metlife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 20 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value (“NAV”) on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distribution re-designations and distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$56,134,247	$0	$86,119,163

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$304,768	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers however, such officers and trustees receive no compensation from the Trust.

Expense Limitation Agreement - Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, Brighthouse Investment Advisers has contractually agreed, from May 1, 2017 to April 30, 2018, to waive a portion of its advisory fees or

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

pay a portion of the other operating expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then-current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay Brighthouse Investment Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by Brighthouse Investment Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2017 to April 30, 2018 are 0.10% and 0.35% for Class A and B, respectively.

As of June 30, 2017, the amount of expenses deferred in 2012 subject to repayment until December 31, 2017 was $74,663. The amount of expenses deferred in 2013 subject to repayment until December 31, 2018 was $61,885. The amount of expenses deferred in 2014 subject to repayment until December 31, 2019 was $111,213. The amount of expenses deferred in 2015 subject to repayment until December 31, 2020 was $99,092. The amount of expenses deferred in 2016 subject to repayment until December 31, 2021 was $120,106. The amount of expenses deferred in 2017 subject to repayment until December 31, 2022 was $69,455.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Services Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Services Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amount incurred by the Asset Allocation Portfolio for the six months ended June 30, 2017 is shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2017 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2016	Shares purchased	Shares sold	Number of shares held at June 30, 2017
Baillie Gifford International Stock	661,879	15,317	(140,441)	536,755
BlackRock Bond Income	787,557	33,312	(62,032)	758,837
BlackRock Capital Appreciation	197,346	7,520	(37,126)	167,740
BlackRock High Yield	433,169	28,056	(38,716)	422,509
BlackRock Large Cap Value	725,111	34,908	(391,215)	368,804
Brighthouse Small Cap Value Portfolio	206,539	24,108	(24,450)	206,197
Brighthouse/Aberdeen Emerging Markets Equity	186,252	6,115	(38,784)	153,583
Brighthouse/Artisan International	767,229	8,295	(463,002)	312,522

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Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Underlying Portfolio	Number of shares held at December 31, 2016	Shares purchased	Shares sold	Number of shares held at June 30, 2017
Brighthouse/Artisan Mid Cap Value	7,101	351	(737)	6,715
Brighthouse/Eaton Vance Floating Rate	1,285,174	67,040	(83,020)	1,269,194
Brighthouse/Franklin Low Duration Total Return	3,457,751	105,489	(211,099)	3,352,141
Brighthouse/Templeton International Bond	988,415	721,359	(136,920)	1,572,854
Brighthouse/Wellington Core Equity Opportunities	460,954	30,966	(60,049)	431,871
Brighthouse/Wellington Large Cap Research	477,174	30,061	(71,570)	435,665
Clarion Global Real Estate	288,726	26,829	(42,453)	273,102
Harris Oakmark International	629,071	18,828	(119,624)	528,275
Invesco Comstock	894,533	207,453	(90,156)	1,011,830
Jennison Growth	495,327	44,580	(101,147)	438,760
JPMorgan Core Bond	6,203,505	201,881	(1,054,137)	5,351,249
JPMorgan Small Cap Value	181,142	32,797	(21,029)	192,910
MFS Research International	492,518	15,309	(94,018)	413,809
MFS Value	861,713	197,332	(119,471)	939,574
Neuberger Berman Genesis	307,998	25,290	(177,559)	155,729
Oppenheimer Global Equity	85,688	2,019	(17,909)	69,798
PIMCO Inflation Protected Bond	6,153,224	242,981	(472,680)	5,923,525
PIMCO Total Return	7,089,721	271,328	(606,446)	6,754,603
T. Rowe Price Large Cap Growth	324,859	22,807	(65,237)	282,429
T. Rowe Price Large Cap Value	389,228	54,546	(46,247)	397,527
T. Rowe Price Mid Cap Growth	—	154,048	(7,520)	146,528
T. Rowe Price Small Cap Growth	—	150,459	(6,841)	143,618
TCW Core Fixed Income	6,943,584	181,300	(1,097,245)	6,027,639
Van Eck Global Natural Resources	—	356,126	(4,805)	351,321
Wells Capital Management Mid Cap Value (formerly, Goldman Sachs Mid Cap Value)	142,121	2,326	(144,447)	—
Western Asset Management Strategic Bond Opportunities	1,990,650	568,568	(191,790)	2,367,428
Western Asset Management U.S. Government	7,389,795	290,052	(480,718)	7,199,129

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of June 30, 2017
Baillie Gifford International Stock	$369,876	$—	$77,392	$6,403,483
BlackRock Bond Income	49,747	—	2,494,171	80,125,610
BlackRock Capital Appreciation	229,413	148,050	6,708	6,397,584
BlackRock High Yield	(15,845)	—	178,307	3,215,297
BlackRock Large Cap Value	(78,786)	—	85,668	3,215,973
Brighthouse Small Cap Value Portfolio	27,851	114,303	36,271	3,204,298
Brighthouse/Aberdeen Emerging Markets Equity	(12,803)	—	20,781	1,603,405
Brighthouse/Artisan International	(149,407)	—	42,049	3,203,349
Brighthouse/Artisan Mid Cap Value	(1,909)	—	11,449	1,607,703
Brighthouse/Eaton Vance Floating Rate	37,821	—	507,154	12,856,940
Brighthouse/Franklin Low Duration Total Return	(66,791)	—	532,779	32,113,512
Brighthouse/Templeton International Bond	(258,330)	6,322	—	16,011,652
Brighthouse/Wellington Core Equity Opportunities	(407,699)	471,013	199,575	12,865,431
Brighthouse/Wellington Large Cap Research	136,356	233,042	69,497	6,408,626
Clarion Global Real Estate	40,776	—	117,603	3,200,753
Harris Oakmark International	(98,799)	—	145,096	8,019,210
Invesco Comstock	250,171	436,008	365,901	14,509,639
Jennison Growth	(7,168)	447,616	20,073	6,392,736
JPMorgan Core Bond	(225,769)	—	1,473,376	54,475,714
JPMorgan Small Cap Value	12,787	154,637	42,995	3,204,227
MFS Research International	178,112	—	92,705	4,800,188
MFS Value	275,486	867,235	293,740	14,469,439
Neuberger Berman Genesis	1,308,360	259,178	13,065	3,201,788
Oppenheimer Global Equity	41,929	—	17,865	1,599,079
PIMCO Inflation Protected Bond	(581,293)	—	1,033,357	57,635,900
PIMCO Total Return	(662,277)	377,849	1,518,024	76,934,933
T. Rowe Price Large Cap Growth	6,282	374,215	18,988	6,394,182

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Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of June 30, 2017
T. Rowe Price Large Cap Value	$473,150	$1,082,272	$287,103	$12,863,967
T. Rowe Price Mid Cap Growth	1,135	131,108	—	1,603,017
T. Rowe Price Small Cap Growth	509	187,188	10,137	3,204,115
TCW Core Fixed Income	239,050	88,992	1,091,635	60,879,154
Van Eck Global Natural Resources	(294)	—	3,638	3,200,537
Wells Capital Management Mid Cap Value (formerly, Goldman Sachs Mid Cap Value)	149,167	—	—	—
Western Asset Management Strategic Bond Opportunities	163,852	—	1,252,481	32,102,326
Western Asset Management U.S. Government	(211,515)	—	2,220,959	83,365,915

	$1,213,145	$5,379,028	$14,280,542	$641,289,682

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$22,479,670	$14,585,605	$23,047,561	$21,269,398	$45,527,231	$35,855,003

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$13,229,453	$10,153,647	$(20,982,609)	$—	$2,400,491

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

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Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

10. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties.

BHFTII-15

Brighthouse Funds Trust II

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
58,919,333	1,722,570	3,373,113

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	60,659,683	3,355,334
Robert Boulware	60,707,931	3,307,086
Susan C. Gause	60,780,310	3,234,707
Nancy Hawthorne	60,756,832	3,258,185
Barbara A. Nugent	60,793,884	3,221,132
John Rosenthal	60,508,738	3,506,279
Linda B. Strumpf	60,649,630	3,365,387
Dawn M. Vroegop	60,717,928	3,297,088

BHFTII-16

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2017, the Class A and B shares of the Brighthouse Asset Allocation 40 Portfolio returned 5.63% and 5.49%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Conservative Index1, returned 5.51%.

MARKET ENVIRONMENT / CONDITIONS

The first half of the year was marked by the U.S. Federal Reserve (the “Fed”) raising rates twice, both times in 0.25% increments, from 0.75% to 1.25%. In addition, the Fed has suggested another rate hike in 2017 as well as the beginning of ”a balance sheet normalization”, with reference to the Fed’s plan to start reducing its enormous balance sheet of approximately $4.5 trillion worth of primarily U.S. government bonds and mortgage securities. The Fed’s move comes on the back of continued slow but steady growth in the U.S., currently at the tune of 2% annually. However, despite the muted growth, the current eight-year-long economic expansion has driven the unemployment rate down to 4.3% as of this writing. This is a level not witnessed since 2000, and before that, one would have to go all the way back to 1969 to see a level that low. This level is noticeably below the long-run “normal” level of unemployment, typically defined by the Fed as being between 4.5 to 5.0%. As such, unemployment should not be expected to go much lower, despite the tailwind from more than 6 million current job openings, which would lower the unemployment rate by another approximately 4% if they were all filled. If the job market continues to tighten, however, it would not be a surprise to see stronger growth in wages, which in turn would help push core inflation above the current level of 1.9%, and above the Fed’s stated target of 2%.

Another factor pushing core inflation upward is housing expenses. After a game-changing collapse in housing leading up to the Financial Crisis, surviving homebuilders are still only cautiously embarking on new projects, despite an existing inventory of housing of only slightly more than four months. This, in turn, has led to an increase in the cost of renting and owning, a trend that could continue if interest rates continue to rise.

In addition to relatively healthy economic data, financial markets have been busy interpreting the impact of the potential shift in the regulatory environment and in fiscal policies that followed the November election. The result was a very healthy gain for stocks during the first two months of the year, as financial markets seemed to price in a complete and swift implementation of everything promised before and after the election. However, as investors got into March, expectations were lowered, epitomized by the Republican withdrawal of the healthcare bill. This led to sideways movement of U.S. stock prices until the second half of May, where another push higher led the U.S. stock market, as defined by the S&P 500 Index, to a very strong mid-year return of 9.34%. The robust returns were led by Information Technology and Healthcare, which returned 16.62% and 16.47%, respectively. At the other end of the scale was Energy and Telecommunication Services, which fell 13.82% and 10.77%, in that order. Large cap stocks outperformed both mid cap stocks and small cap stocks, which returned 7.99% and 4.99%, respectively, as measured by the Russell Mid Cap Index and the Russell 2000 Index.

Despite the strong performance of U.S. equity markets, non-U.S. equities fared even better. Foreign developed equity, as defined by the MSCI EAFE Index, returned 13.81% during the first six months of the year, driven by relatively cheap valuations and a European economy that seems to be in recovery mode. Emerging Market (“EM”) equity was the best performing major asset class, returning 18.43% as defined by the MSCI EM Index. The strong returns were primarily driven by Asian economies, led by Korea, China and Taiwan, which returned 28.78%, 24.86% and 21.58%, respectively, according to their MSCI country-specific indices. European emerging markets were the laggard, primarily because of a negative return of 14.18% coming out of Russia, as defined by the MSCI Russia Index.

In the fixed income world, there was a slight curve-flattening during the first half of the year. The 1-year U.S. Treasury rate rose from 0.80% to 1.23%, but longer-term rates were, surprisingly, down slightly for the first six months of the year. The 5-year rates moved from 1.94% to 1.89%, the 10-year rate moved from 2.44% to 2.30%, and the 30-year rate moved from 3.05% to 2.83%, as the market responded to lower than expected inflation, and diminished hope that the economy can break out of the current 2% growth environment any time soon. However, the confirmation of steady economic growth, fueled strong returns for corporate bonds, and more so in in the low-quality end of the spectrum. As such, the lowest quality corporate bonds returned 6.59% during first half of the year, as measured by the Bloomberg Barclays U.S. High Yield Caa Index. Much of the strong return came out of the energy sector during the first quarter of the year, as surviving energy related companies have had a chance to adjust their businesses to low energy prices.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 40 Portfolio invested in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 40% to equities and 60% to fixed income.

Over the six month period, the Portfolio performed in line with the Dow Jones Moderately Conservative Index. The poor relative performance by the underlying fixed income portfolios, was outweighed by strong relative performance by most the underlying portfolios utilized within the various equity asset classes, and a favorable overweight to U.S. large cap equities.

Performance from the underlying fixed income portfolios during the first half of the year was mixed, but the overall contribution was a drag on relative performance. The main culprit for the underperformance was the Brighthouse/Templeton International Bond Portfolio, which underperformed its benchmark by 4.47% over the

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

period. The main detractors from relative performance was the portfolio’s underweighted positions in the euro, the Japanese yen, and the Australian dollar. Underweighted duration exposure in the U.S. was a drag on relative performance as well. At the other end of the scale was the Western Asset Management Strategic Bond Opportunities Portfolio, which outperformed its benchmark by 3.08%. The main contributor to performance was the portfolio’s allocation to investment grade credit, non-agency securities and commercial mortgage-backed securities, in addition to favorable allocations to emerging markets. Another strong performer was the PIMCO Total Return Portfolio, which outperformed its benchmark by 0.87%. An overweight to U.S. duration, positions in agency and non-agency mortgage-backed securities, and overweight the euro, yen, and pound currencies, were all positive contributors to performance.

Performance from the individual underlying domestic equity portfolios was mixed, but the overall contribution to relative performance was positive. Within large cap equity, the T. Rowe Price Large Cap Growth Portfolio did particularly well, outperforming its benchmark by 5.60% during the first half of the year. The strong performance was driven by an overweight to Financial Services, and strong security selection within Consumer Discretionary, Healthcare, and Technology. Another strong performer was the Jennison Growth Portfolio, which outperformed its benchmark by 4.75% for the period. The main reason for the strong performance was an overweight to Technology, underweights to Real Estate and Consumer Staples, and strong security selection within Consumer Discretionary and Industrials. At the other end of the scale was the BlackRock Large Cap Value Portfolio, which underperformed its benchmark by 5.44% during the first half of the year. The significant underperformance was primarily a result of poor security selection within Energy, Consumer Staples, Technology, and Financial Services, in addition to an unfavorable overweight to Energy. Within mid cap equity, the T. Rowe Price Mid Cap Growth Portfolio stood out, as it outperformed its benchmark by 3.45% for the period. The main drivers of outperformance were strong security selection within Industrials, Financial Services, and Consumer Discretionary, as well as favorable underweights to Consumer Discretionary and Consumer Staples. The Neuberger Berman Genesis Portfolio was the strongest performer within the small cap equity asset class, as it outperformed its benchmark by 4.53% during the first half of the year. In addition to a favorable growth tilt vs. its value benchmark, the contribution from security selection within Technology, Industrials, Consumer Staples, and Energy helped relative performance. Furthermore, overweights to Healthcare and Technology and an underweight to Energy, also boosted relative return.

The contribution from the non-U.S. equity portfolios was overall negative, despite strong performance from several individual portfolios. The main reason for the overall detraction from relative performance, was the Van Eck Global Natural Resources Portfolio, which underperformed its benchmark by 4.97% during the first six months of the year. The main reasons for the underperformance were overweight positions and underperformance in the oil & gas exploration & production and oil & gas drilling sub-industries, and poor performance of securities within the Diversified Metals & Mining sector. At the other end of the scale was the Oppenheimer Global Equity Portfolio, which outperformed its benchmark by 8.70%. The main driver of outperformance was strong security selection within Financial Services, Consumer Discretionary, Real Estate, and Technology, in addition to underweights to Energy and Real Estate. Another strong performer was the Baillie Gifford International Stock Portfolio, which outperformed its benchmark by 5.96% during the first half of the year. The strong results were primarily driven by an overweight to Technology and an underweight to Energy, in addition to strong security selection within Consumer Discretionary and Industrials.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY CONSERVATIVE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 40 Portfolio
Class A	5.63	8.79	6.72	5.02
Class B	5.49	8.48	6.45	4.76
Dow Jones Moderately Conservative Index	5.51	5.44	5.49	4.80

1 The Dow Jones Moderately Conservative Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 40% of the risk of an all equity portfolio.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	9.6
PIMCO Total Return Portfolio (Class A)	9.1
Western Asset Management U.S. Government Portfolio (Class A)	8.1
TCW Core Fixed Income Portfolio (Class A)	7.6
JPMorgan Core Bond Portfolio (Class A)	6.6
PIMCO Inflation Protected Bond Portfolio (Class A)	6.0
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	3.9
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	3.8
MFS Value Portfolio (Class A)	3.7
T. Rowe Price Large Cap Value Portfolio (Class A)	3.7

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Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 40 Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.62%	$1,000.00	$1,056.30	$3.16
	Hypothetical*	0.62%	$1,000.00	$1,021.72	$3.11

Class B(a)	Actual	0.87%	$1,000.00	$1,054.90	$4.43
	Hypothetical*	0.87%	$1,000.00	$1,020.48	$4.36

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	11,243,849	$134,139,114
BlackRock Bond Income Portfolio (Class A) (a)	6,048,152	638,624,326
BlackRock Capital Appreciation Portfolio (Class A) (a)	3,512,260	133,957,597
BlackRock High Yield Portfolio (Class A) (b)	4,420,223	33,637,896
BlackRock Large Cap Value Portfolio (Class A) (a)	7,715,092	67,275,600
Brighthouse Small Cap Value Portfolio (Class A) (b)	4,328,795	67,269,471
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (b)	6,443,682	67,272,038
Brighthouse/Artisan International Portfolio (Class A) (b)	8,183,896	83,884,937
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (a)	70,253	16,819,226
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (b)	13,282,483	134,551,548
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (b)	21,001,287	201,192,328
Brighthouse/Templeton International Bond Portfolio (Class A) (b)	18,536,652	188,703,118
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (a)	8,468,723	252,283,261
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (b)	10,286,900	151,320,301
Clarion Global Real Estate Portfolio (Class A) (b)	4,277,115	50,127,787
ClearBridge Aggressive Growth Portfolio (Class A) (b)	5,842,686	100,260,489
Harris Oakmark International Portfolio (Class A) (b)	12,184,064	184,954,091
Invesco Comstock Portfolio (Class A) (b)	15,940,461	228,586,215
Invesco Small Cap Growth Portfolio (Class A) (b)	3,688,280	50,455,665
Jennison Growth Portfolio (Class A) (a)	6,844,805	99,728,807
JPMorgan Core Bond Portfolio (Class A) (b)	42,906,778	436,791,004
JPMorgan Small Cap Value Portfolio (Class A) (b)	2,999,786	49,826,454
MFS Research International Portfolio (Class A) (b)	8,665,273	100,517,164
MFS Value Portfolio (Class A) (a)	16,215,457	249,718,044
Neuberger Berman Genesis Portfolio (Class A) (a)	1,635,888	33,633,850

Affiliated Investment Companies—(Continued)
Oppenheimer Global Equity Portfolio (Class A) (b)	2,916,849	66,825,000
PIMCO Inflation Protected Bond Portfolio (Class A) (b) (c)	40,987,769	398,810,991
PIMCO Total Return Portfolio (Class A) (b)	53,086,422	604,654,351
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	5,912,356	133,855,733
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	7,593,825	245,736,179
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	3,074,663	33,636,816
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	2,172,019	48,457,753
TCW Core Fixed Income Portfolio (Class A) (b)	49,877,060	503,758,304
Van Eck Global Natural Resources Portfolio (Class A) (a)	6,311,871	57,501,140
Wells Capital Management Mid Cap Value Portfolio (formerly Goldman Sachs Mid Cap Value Portfolio) (Class A) (b)	1,416,162	16,739,030
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	19,106,858	259,088,998
Western Asset Management U.S. Government Portfolio (Class A) (a)	46,378,077	537,058,131

Total Mutual Funds (Cost $6,535,007,772)		6,661,652,757

Total Investments—100.0% (Cost $6,535,007,772) (d)		6,661,652,757
Other assets and liabilities (net)—0.0%		(1,912,866)

Net Assets—100.0%		$6,659,739,891

(a)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security.
(d)	As of June 30, 2017, the aggregate cost of investments was $6,535,007,772. The aggregate unrealized appreciation and depreciation of investments were $317,191,416 and $(190,546,431), respectively, resulting in net unrealized appreciation of $126,644,985.

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$6,661,652,757	$—	$—	$6,661,652,757
Total Investments	$6,661,652,757	$—	$—	$6,661,652,757

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Affiliated investments at value (a)	$6,661,652,757
Receivable for:
Investments sold	2,336,610
Fund shares sold	303,863

Total Assets	6,664,293,230
Liabilities
Payables for:
Fund shares redeemed	2,640,473
Accrued Expenses:
Management fees	306,339
Distribution and service fees	1,359,869
Deferred trustees’ fees	193,854
Other expenses	52,804

Total Liabilities	4,553,339

Net Assets	$6,659,739,891

Net Assets Consist of:
Paid in surplus	$6,309,286,412
Undistributed net investment income	123,104,913
Accumulated net realized gain	100,703,581
Unrealized appreciation on affiliated investments	126,644,985

Net Assets	$6,659,739,891

Net Assets
Class A	$85,897,384
Class B	6,573,842,507
Capital Shares Outstanding*
Class A	7,552,189
Class B	583,307,393
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.37
Class B	11.27

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $6,535,007,772.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends from Affiliated Underlying Portfolios	$134,047,802

Total investment income	134,047,802
Expenses
Management fees	1,865,796
Administration fees	10,959
Custodian and accounting fees	13,640
Distribution and service fees—Class B	8,287,896
Audit and tax services	15,255
Legal	18,678
Trustees’ fees and expenses	26,317
Miscellaneous	6,603

Total expenses	10,245,144

Net Investment Income	123,802,658

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	46,964,930
Capital gain distributions from Affiliated Underlying Portfolios	97,564,505

Net realized gain	144,529,435

Net change in unrealized appreciation on affiliated investments	97,501,471

Net realized and unrealized gain	242,030,906

Net Increase in Net Assets From Operations	$365,833,564

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$123,802,658	$120,205,079
Net realized gain	144,529,435	215,825,185
Net change in unrealized appreciation	97,501,471	75,487,126

Increase in net assets from operations	365,833,564	411,517,390

From Distributions to Shareholders
Net investment income
Class A	(1,894,168)	(3,752,608)
Class B	(129,964,072)	(245,962,542)
Net realized capital gains
Class A	(2,618,831)	(6,398,157)
Class B	(203,591,787)	(452,755,406)

Total distributions	(338,068,858)	(708,868,713)

Decrease in net assets from capital share transactions	(189,205,333)	(136,732,186)

Total decrease in net assets	(161,440,627)	(434,083,509)

Net Assets
Beginning of period	6,821,180,518	7,255,264,027

End of period	$6,659,739,891	$6,821,180,518

Undistributed net investment income
End of period	$123,104,913	$131,160,495

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	277,366	$3,227,521	640,434	$7,395,624
Reinvestments	396,921	4,512,999	927,011	10,150,765
Redemptions	(1,131,711)	(13,285,893)	(2,181,467)	(25,122,906)

Net decrease	(457,424)	$(5,545,373)	(614,022)	$(7,576,517)

Class B
Sales	2,569,600	$29,807,514	7,093,454	$81,278,867
Reinvestments	29,596,793	333,555,859	64,397,968	698,717,948
Redemptions	(47,322,093)	(547,023,333)	(79,694,568)	(909,152,484)

Net decrease	(15,155,700)	$(183,659,960)	(8,203,146)	$(129,155,669)

Decrease derived from capital shares transactions		$(189,205,333)		$(136,732,186)

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.36		$11.90	$12.74	$12.99	$12.14	$11.25

Income (Loss) from Investment Operations
Net investment income (a)	0.22		0.23	0.36	0.24	0.29	0.28
Net realized and unrealized gain (loss) on investments	0.42		0.48	(0.44)	0.40	1.04	1.02

Total from investment operations	0.64		0.71	(0.08)	0.64	1.33	1.30

Less Distributions
Distributions from net investment income	(0.26)		(0.46)	(0.06)	(0.41)	(0.35)	(0.37)
Distributions from net realized capital gains	(0.37)		(0.79)	(0.70)	(0.48)	(0.13)	(0.04)

Total distributions	(0.63)		(1.25)	(0.76)	(0.89)	(0.48)	(0.41)

Net Asset Value, End of Period	$11.37		$11.36	$11.90	$12.74	$12.99	$12.14

Total Return (%) (b)	5.63	(c)	6.33	(0.78)	5.16	11.20	11.74

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.06	(e)	0.06	0.06	0.06	0.08	0.08
Ratio of net investment income to average net assets (%) (f)	1.86	(e)(g)	1.97	2.85	1.92	2.31	2.37
Portfolio turnover rate (%)	5	(c)	8	16	15	15	10
Net assets, end of period (in millions)	$85.9		$91.0	$102.6	$112.9	$107.7	$97.3

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.25		$11.79	$12.64	$12.89	$12.05	$11.17

Income (Loss) from Investment Operations
Net investment income (a)	0.21		0.19	0.32	0.03	0.26	0.25
Net realized and unrealized gain (loss) on investments	0.41		0.49	(0.43)	0.57	1.03	1.01

Total from investment operations	0.62		0.68	(0.11)	0.60	1.29	1.26

Less Distributions
Distributions from net investment income	(0.23)		(0.43)	(0.04)	(0.37)	(0.32)	(0.34)
Distributions from net realized capital gains	(0.37)		(0.79)	(0.70)	(0.48)	(0.13)	(0.04)

Total distributions	(0.60)		(1.22)	(0.74)	(0.85)	(0.45)	(0.38)

Net Asset Value, End of Period	$11.27		$11.25	$11.79	$12.64	$12.89	$12.05

Total Return (%) (b)	5.49	(c)	6.09	(1.07)	4.93	10.92	11.46

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.31	(e)	0.31	0.31	0.31	0.33	0.33
Ratio of net investment income to average net assets (%) (f)	1.67	(e)(g)	1.71	2.62	0.21	2.10	2.16
Portfolio turnover rate (%)	5	(c)	8	16	15	15	10
Net assets, end of period (in millions)	$6,573.8		$6,730.2	$7,152.6	$8,304.3	$1,678.4	$1,618.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(g)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, Metlife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 40 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value (“NAV”) on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$365,011,063	$0	$670,995,970

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$1,865,796	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Services Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Services Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amount incurred by the Asset Allocation Portfolio for the six months ended June 30, 2017 is shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2017 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2016	Shares purchased	Shares sold	Number of shares held at June 30, 2017
Baillie Gifford International Stock Portfolio	13,277,655	139,596	(2,173,402)	11,243,849
BlackRock Bond Income Portfolio	6,090,927	188,775	(231,550)	6,048,152
BlackRock Capital Appreciation Portfolio	4,103,684	87,261	(678,685)	3,512,260
BlackRock High Yield Portfolio	4,499,866	247,056	(326,699)	4,420,223
BlackRock Large Cap Value Portfolio	15,227,343	211,562	(7,723,813)	7,715,092
Brighthouse Small Cap Value Portfolio	4,331,731	204,965	(207,901)	4,328,795
Brighthouse/Aberdeen Emerging Markets Equity Portfolio	7,242,100	84,675	(883,093)	6,443,682
Brighthouse/Artisan International Portfolio	9,350,429	111,544	(1,278,077)	8,183,896
Brighthouse/Artisan Mid Cap Value Portfolio	74,324	504	(4,575)	70,253
Brighthouse/Eaton Vance Floating Rate Portfolio	13,343,516	523,708	(584,741)	13,282,483
Brighthouse/Franklin Low Duration Total Return Portfolio	21,515,284	348,857	(862,854)	21,001,287
Brighthouse/Templeton International Bond Portfolio	17,190,819	2,368,292	(1,022,459)	18,536,652
Brighthouse/Wellington Core Equity Opportunities Portfolio	9,019,222	444,938	(995,437)	8,468,723
Brighthouse/Wellington Large Cap Research Portfolio	11,232,851	489,205	(1,435,156)	10,286,900
Clarion Global Real Estate Portfolio	4,178,592	167,045	(68,522)	4,277,115
ClearBridge Aggressive Growth Portfolio	6,572,230	56,260	(785,804)	5,842,686
Harris Oakmark International Portfolio	14,413,767	228,612	(2,458,315)	12,184,064
Invesco Comstock Portfolio	14,100,853	2,632,005	(792,397)	15,940,461
Invesco Small Cap Growth Portfolio	6,236,306	380,725	(2,928,751)	3,688,280
Jennison Growth Portfolio	7,758,597	514,895	(1,428,687)	6,844,805
JPMorgan Core Bond Portfolio	46,391,317	1,171,093	(4,655,632)	42,906,778
JPMorgan Small Cap Value Portfolio	2,857,968	186,737	(44,919)	2,999,786
MFS Research International Portfolio	10,085,332	171,127	(1,591,186)	8,665,273
MFS Value Portfolio	15,757,143	1,686,368	(1,228,054)	16,215,457
Neuberger Berman Genesis Portfolio	2,418,404	140,194	(922,710)	1,635,888
Oppenheimer Global Equity Portfolio	3,570,922	33,507	(687,580)	2,916,849
PIMCO Inflation Protected Bond Portfolio	41,783,301	738,915	(1,534,447)	40,987,769
PIMCO Total Return Portfolio	54,115,005	1,311,445	(2,340,028)	53,086,422

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Underlying Portfolio	Number of shares held at December 31, 2016	Shares purchased	Shares sold	Number of shares held at June 30, 2017
T. Rowe Price Large Cap Growth Portfolio	6,790,138	372,378	(1,250,160)	5,912,356
T. Rowe Price Large Cap Value Portfolio	7,131,774	948,841	(486,790)	7,593,825
T. Rowe Price Mid Cap Growth Portfolio	3,302,610	255,347	(483,294)	3,074,663
T. Rowe Price Small Cap Growth Portfolio	—	2,177,273	(5,254)	2,172,019
TCW Core Fixed Income Portfolio	53,765,765	978,311	(4,867,016)	49,877,060
Van Eck Global Natural Resources Portfolio	6,193,723	384,949	(266,801)	6,311,871
Wells Capital Management Mid Cap Value Portfolio (Formerly Goldman Sachs Mid Cap Value Portfolio)	1,486,067	18,622	(88,527)	1,416,162
Western Asset Management Strategic Bond Opportunities Portfolio	18,019,032	2,115,196	(1,027,370)	19,106,858
Western Asset Management U.S. Government Portfolio	46,351,655	1,233,460	(1,207,038)	46,378,077

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of June 30, 2017
Baillie Gifford International Stock Portfolio	$6,102,018	$—	$1,649,160	$134,139,114
BlackRock Bond Income Portfolio	260,634	—	19,923,009	638,624,326
BlackRock Capital Appreciation Portfolio	5,101,925	3,160,759	143,195	133,957,597
BlackRock High Yield Portfolio	(100,776)	—	1,879,417	33,637,896
BlackRock Large Cap Value Portfolio	(2,849,848)	—	1,810,592	67,275,600
Brighthouse Small Cap Value Portfolio	635,885	2,408,192	764,178	67,269,471
Brighthouse/Aberdeen Emerging Markets Equity Portfolio	(345,167)	—	881,018	67,272,038
Brighthouse/Artisan International Portfolio	(151,437)	—	1,117,034	83,884,937
Brighthouse/Artisan Mid Cap Value Portfolio	356,059	—	119,889	16,819,226
Brighthouse/Eaton Vance Floating Rate Portfolio	255,771	—	5,300,157	134,551,548
Brighthouse/Franklin Low Duration Total Return Portfolio	(279,506)	—	3,328,536	201,192,328
Brighthouse/Templeton International Bond Portfolio	(1,360,944)	74,104	—	188,703,118
Brighthouse/Wellington Core Equity Opportunities Portfolio	(731,794)	9,336,840	3,956,151	252,283,261
Brighthouse/Wellington Large Cap Research Portfolio	2,523,856	5,549,760	1,655,017	151,320,301
Clarion Global Real Estate Portfolio	115,859	—	1,848,083	50,127,787
ClearBridge Aggressive Growth Portfolio	5,976,896	—	952,108	100,260,489
Harris Oakmark International Portfolio	896,693	—	3,396,763	184,954,091
Invesco Comstock Portfolio	4,725,187	6,836,187	5,736,976	228,586,215
Invesco Small Cap Growth Portfolio	(2,937,250)	5,166,522	—	50,455,665
Jennison Growth Portfolio	4,434,540	7,189,674	322,407	99,728,807
JPMorgan Core Bond Portfolio	(1,180,454)	—	11,898,781	436,791,004
JPMorgan Small Cap Value Portfolio	78,361	2,409,584	669,955	49,826,454
MFS Research International Portfolio	439,644	—	1,976,439	100,517,164
MFS Value Portfolio	4,479,820	14,807,444	5,015,424	249,718,044
Neuberger Berman Genesis Portfolio	8,932,776	2,753,596	138,811	33,633,850
Oppenheimer Global Equity Portfolio	1,122,630	—	760,452	66,825,000
PIMCO Inflation Protected Bond Portfolio	(2,098,457)	—	7,165,843	398,810,991
PIMCO Total Return Portfolio	(2,131,833)	2,966,660	11,918,689	604,654,351
T. Rowe Price Large Cap Growth Portfolio	7,194,797	8,005,806	406,214	133,855,733
T. Rowe Price Large Cap Value Portfolio	5,716,502	20,552,441	5,452,134	245,736,179
T. Rowe Price Mid Cap Growth Portfolio	595,110	2,782,214	—	33,636,816
T. Rowe Price Small Cap Growth Portfolio	(324)	2,822,856	152,862	48,457,753
TCW Core Fixed Income Portfolio	1,129,001	741,866	9,100,221	503,758,304
Van Eck Global Natural Resources Portfolio	(479,014)	—	69,296	57,501,140
Wells Capital Management Mid Cap Value Portfolio (Formerly Goldman Sachs Mid Cap Value Portfolio)	(233,886)	—	219,714	16,739,030
Western Asset Management Strategic Bond Opportunities Portfolio	1,051,230	—	10,045,978	259,088,998
Western Asset Management U.S. Government Portfolio	(279,574)	—	14,273,299	537,058,131

	$46,964,930	$97,564,505	$134,047,802	$6,661,652,757

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$251,467,645	$25,111,814	$457,401,068	$434,346,857	$708,868,713	$459,458,671

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$131,370,425	$205,376,743	$(13,870,054)	$—	$322,877,114

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

10. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties.

BHFTII-14

Brighthouse Funds Trust II

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
546,666,991	21,857,022	45,956,327

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	574,895,419	39,584,921
Robert Boulware	575,116,285	39,364,055
Susan C. Gause	575,559,456	38,920,884
Nancy Hawthorne	575,118,215	39,362,125
Barbara A. Nugent	575,825,458	38,654,882
John Rosenthal	575,112,295	39,368,045
Linda B. Strumpf	574,391,499	40,088,841
Dawn M. Vroegop	574,423,279	40,057,061

BHFTII-15

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2017, the Class A and B shares of the Brighthouse Asset Allocation 60 Portfolio returned 7.43% and 7.38%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 7.27%.

MARKET ENVIRONMENT / CONDITIONS

The first half of the year was marked by the U.S. Federal Reserve (the “Fed”) raising rates twice, both times in 0.25% increments, from 0.75% to 1.25%. In addition, the Fed has suggested another rate hike in 2017 as well as the beginning of ”a balance sheet normalization”, with reference to the Fed’s plan to start reducing its enormous balance sheet of approximately $4.5 trillion worth of primarily U.S. government bonds and mortgage securities. The Fed’s move comes on the back of continued slow but steady growth in the U.S., currently at the tune of 2% annually. However, despite the muted growth, the current eight-year-long economic expansion has driven the unemployment rate down to 4.3% as of this writing. This is a level not witnessed since 2000, and before that, one would have to go all the way back to 1969 to see a level that low. This level is noticeably below the long-run “normal” level of unemployment, typically defined by the Fed as being between 4.5 to 5.0%. As such, unemployment should not be expected to go much lower, despite the tailwind from more than 6 million current job openings, which would lower the unemployment rate by another approximately 4% if they were all filled. If the job market continues to tighten, however, it would not be a surprise to see stronger growth in wages, which in turn would help push core inflation above the current level of 1.9%, and above the Fed’s stated target of 2%.

Another factor pushing core inflation upward is housing expenses. After a game-changing collapse in housing leading up to the Financial Crisis, surviving homebuilders are still only cautiously embarking on new projects, despite an existing inventory of housing of only slightly more than four months. This, in turn, has led to an increase in the cost of renting and owning, a trend that could continue if interest rates continue to rise.

In addition to relatively healthy economic data, financial markets have been busy interpreting the impact of the potential shift in the regulatory environment and in fiscal policies that followed the November election. The result was a very healthy gain for stocks during the first two months of the year, as financial markets seemed to price in a complete and swift implementation of everything promised before and after the election. However, as investors got into March, expectations were lowered, epitomized by the Republican withdrawal of the healthcare bill. This led to sideways movement of U.S. stock prices until the second half of May, where another push higher led the U.S. stock market, as defined by the S&P 500 Index, to a very strong mid-year return of 9.34%. The robust returns were led by Information Technology and Healthcare, which returned 16.62% and 16.47%, respectively. At the other end of the scale was Energy and Telecommunication Services, which fell 13.82% and 10.77%, in that order. Large cap stocks outperformed both mid cap stocks and small cap stocks, which returned 7.99% and 4.99%, respectively, as measured by the Russell Mid Cap Index and the Russell 2000 Index.

Despite the strong performance of U.S. equity markets, non-U.S. equities fared even better. Foreign developed equity, as defined by the MSCI EAFE Index, returned 13.81% during the first six months of the year, driven by relatively cheap valuations and a European economy that seems to be in recovery mode. Emerging Market (“EM”) equity was the best performing major asset class, returning 18.43% as defined by the MSCI EM Index. The strong returns were primarily driven by Asian economies, led by Korea, China and Taiwan, which returned 28.78%, 24.86% and 21.58%, respectively, according to their MSCI country-specific indices. European emerging markets were the laggard, primarily because of a negative return of 14.18% coming out of Russia, as defined by the MSCI Russia Index.

In the fixed income world, there was a slight curve-flattening during the first half of the year. The 1-year U.S. Treasury rate rose from 0.80% to 1.23%, but longer-term rates were, surprisingly, down slightly for the first six months of the year. The 5-year rates moved from 1.94% to 1.89%, the 10-year rate moved from 2.44% to 2.30%, and the 30-year rate moved from 3.05% to 2.83%, as the market responded to lower than expected inflation, and diminished hope that the economy can break out of the current 2% growth environment any time soon. However, the confirmation of steady economic growth, fueled strong returns for corporate bonds, and more so in in the low-quality end of the spectrum. As such, the lowest quality corporate bonds returned 6.59% during first half of the year, as measured by the Bloomberg Barclays U.S. High Yield Caa Index. Much of the strong return came out of the energy sector during the first quarter of the year, as surviving energy related companies have had a chance to adjust their businesses to low energy prices.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 60 Portfolio invested in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 60% to equities and 40% to fixed income.

Over the six month period, the Portfolio outperformed the Dow Jones Moderate Index. While the contribution from the underlying fixed income and international equity portfolios was a drag on relative performance, strong performance by the U.S. equity portfolios combined with a favorable overweight to U.S. large cap equities, was enough to stay ahead of the benchmark.

Performance from the underlying fixed income portfolios was mixed during the first half of the year, but the overall contribution was a drag on relative performance. The main culprit for the underperformance was the Brighthouse/Templeton International Bond Portfolio, which underperformed its benchmark by 4.47% over the

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

period. The main detractors from relative performance was the portfolio’s underweighted positions in the euro, the Japanese yen, and the Australian dollar. Underweighted duration exposure in the U.S. was a drag on relative performance as well. At the other end of the scale was the Western Asset Management Strategic Bond Opportunities Portfolio, which outperformed its benchmark by 3.08%. The main contributor to performance was the portfolio’s allocation to investment grade credit, non-agency securities and commercial mortgage-backed securities, in addition to favorable allocations to emerging markets. Another strong performer was the PIMCO Total Return Portfolio, which outperformed its benchmark by 0.87%. An overweight to U.S. duration, positions in agency and non-agency mortgage-backed securities, and overweight the euro, yen, and pound currencies, were all positive contributors to performance.

Performance from the underlying domestic equity portfolios during the first half of the year was mixed as well, but the overall contribution to relative performance was positive. Within large cap equity, the T. Rowe Price Large Cap Growth Portfolio did particularly well, outperforming its benchmark by 5.60% during the first half of the year. The strong performance was driven by an overweight to Financial Services, and strong security selection within Consumer Discretionary, Healthcare, and Technology. Another strong performer was the Jennison Growth Portfolio, which outperformed its benchmark by 4.75% for the period. The main reason for the strong performance was an overweight to Technology, underweights to Real Estate and Consumer Staples, and strong security selection within Consumer Discretionary and Industrials. At the other end of the scale was the BlackRock Large Cap Value Portfolio, which underperformed its benchmark by 5.44% during the first half of the year. The significant underperformance was primarily a result of poor security selection within Energy, Consumer Staples, Technology, and Financial Services, in addition to an unfavorable overweight to Energy. Within mid cap equity, the T. Rowe Price Mid Cap Growth Portfolio stood out, as it outperformed its benchmark by 3.45% for the period. The main drivers of outperformance were strong security selection within Industrials, Financial Services, and Consumer Discretionary, as well as favorable underweights to Consumer Discretionary and Consumer Staples. The Neuberger Berman Genesis Portfolio was the strongest performer within the small cap equity asset class, as it outperformed its benchmark by 4.53% during the first half of the year. In addition to a favorable growth tilt vs. its value benchmark, the contribution from security selection within Technology, Industrials, Consumer Staples, and Energy helped relative performance. Furthermore, overweights to Healthcare and Technology and an underweight to Energy, also boosted relative return.

The contribution from the non-U.S. equity portfolios was overall negative, despite strong performance from several individual portfolios. The main reason for the overall detraction from relative performance, was the Van Eck Global Natural Resources Portfolio, which underperformed its benchmark by 4.97% during the first six months of the year. The main reasons for the underperformance were overweight positions and underperformance in the oil & gas exploration & production and oil & gas drilling sub-industries, and poor performance of securities within the Diversified Metals & Mining sector. At the other end of the scale was the Oppenheimer Global Equity Portfolio, which outperformed its benchmark by 8.70%. The main driver of outperformance was strong security selection within Financial Services, Consumer Discretionary, Real Estate, and Technology, in addition to underweights to Energy and Real Estate. Another strong performer was the Baillie Gifford International Stock Portfolio, which outperformed its benchmark by 5.96% during the first half of the year. The strong results were primarily driven by an overweight to Technology and an underweight to Energy, in addition to strong security selection within Consumer Discretionary and Industrials.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 60 Portfolio
Class A	7.43	12.50	8.84	5.06
Class B	7.38	12.18	8.57	4.79
Dow Jones Moderate Index	7.27	10.35	7.87	5.22

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 60% of the risk of an all equity portfolio.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	6.5
PIMCO Total Return Portfolio (Class A)	6.0
TCW Core Fixed Income Portfolio (Class A)	5.3
MFS Value Portfolio (Class A)	5.0
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	4.6
T. Rowe Price Large Cap Value Portfolio (Class A)	4.5
JPMorgan Core Bond Portfolio (Class A)	4.5
Invesco Comstock Portfolio (Class A)	4.2
Western Asset Management U.S. Government Portfolio (Class A)	3.9
Jennison Growth Portfolio (Class A)	3.5

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 60 Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.64%	$1,000.00	$1,074.30	$3.29
	Hypothetical*	0.64%	$1,000.00	$1,021.62	$3.21

Class B(a)	Actual	0.89%	$1,000.00	$1,073.80	$4.58
	Hypothetical*	0.89%	$1,000.00	$1,020.38	$4.46

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	30,616,605	$365,256,099
BlackRock Bond Income Portfolio (Class A) (a)	8,824,677	931,797,637
BlackRock Capital Appreciation Portfolio (Class A) (a)	11,490,751	438,257,250
BlackRock High Yield Portfolio (Class A) (b)	11,522,852	87,688,906
BlackRock Large Cap Value Portfolio (Class A) (a)	29,413,809	256,488,416
Brighthouse Small Cap Value Portfolio (Class A) (b)	9,383,150	145,814,158
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (b)	24,527,182	256,063,783
Brighthouse/Artisan International Portfolio (Class A) (b)	32,155,552	329,594,411
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (a)	304,674	72,941,961
Brighthouse/Dimensional International Small Company Portfolio (Class A) (a)	10,730,088	146,787,602
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (b)	28,627,238	289,993,917
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (b)	29,973,022	287,141,550
Brighthouse/Templeton International Bond Portfolio (Class A) (b)	41,821,550	425,743,379
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (a)	22,142,201	659,616,173
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (b)	29,801,456	438,379,416
Clarion Global Real Estate Portfolio (Class A) (b)	18,251,675	213,909,632
ClearBridge Aggressive Growth Portfolio (Class A) (b)	27,570,061	473,102,252
Harris Oakmark International Portfolio (Class A) (b)	31,425,725	477,042,511
Invesco Comstock Portfolio (Class A) (b)	42,252,366	605,898,932
Invesco Small Cap Growth Portfolio (Class A) (b)	16,072,197	219,867,660
Jennison Growth Portfolio (Class A) (a)	34,923,450	508,834,664
JPMorgan Core Bond Portfolio (Class A) (b)	62,988,982	641,227,839
JPMorgan Small Cap Value Portfolio (Class A) (b)	6,462,900	107,348,770
Loomis Sayles Small Cap Growth Portfolio (Class A) (a)	5,459,436	73,593,194
MFS Research International Portfolio (Class A) (b)	25,171,979	291,994,959
MFS Value Portfolio (Class A) (a)	47,204,533	726,949,812

Affiliated Investment Companies—(Continued)
Neuberger Berman Genesis Portfolio (Class A) (a)	7,102,712	146,031,762
Oppenheimer Global Equity Portfolio (Class A) (b)	6,377,079	146,098,883
PIMCO Inflation Protected Bond Portfolio (Class A) (b) (c)	43,598,880	424,217,102
PIMCO Total Return Portfolio (Class A) (b)	75,682,441	862,023,000
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	19,350,616	438,097,952
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	19,895,507	643,818,604
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	13,407,113	146,673,813
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	9,837,961	219,484,905
TCW Core Fixed Income Portfolio (Class A) (b)	76,053,516	768,140,516
Van Eck Global Natural Resources Portfolio (Class A) (a)	27,611,210	251,538,121
Wells Capital Management Mid Cap Value Portfolio (Formerly Goldman Sachs Mid Cap Value Portfolio) (Class A) (b)	3,057,896	36,144,336
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	21,542,452	292,115,643
Western Asset Management U.S. Government Portfolio (Class A) (a)	48,983,488	567,228,793

Total Mutual Funds (Cost $13,748,954,837)		14,412,948,313

Total Investments—100.0% (Cost $13,748,954,837) (d)		14,412,948,313
Other assets and liabilities (net)—0.0%		(3,730,851)

Net Assets—100.0%		$14,409,217,462

(a)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security. Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(d)	As of June 30, 2017, the aggregate cost of investments was $13,748,954,837. The aggregate unrealized appreciation and depreciation of investments were $957,802,260 and $(293,808,784), respectively, resulting in net unrealized appreciation of $663,993,476.

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$14,412,948,313	$—	$—	$14,412,948,313
Total Investments	$14,412,948,313	$—	$—	$14,412,948,313

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Affiliated investments at value (a)	$14,412,948,313
Receivable for:
Investments sold	10,294,189
Fund shares sold	336,204

Total Assets	14,423,578,706
Liabilities
Payables for:
Fund shares redeemed	10,630,393
Accrued Expenses:
Management fees	625,935
Distribution and service fees	2,905,900
Deferred trustees’ fees	148,161
Other expenses	50,855

Total Liabilities	14,361,244

Net Assets	$14,409,217,462

Net Assets Consist of:
Paid in surplus	$13,192,375,701
Undistributed net investment income	228,808,647
Accumulated net realized gain	324,039,638
Unrealized appreciation on affiliated investments	663,993,476

Net Assets	$14,409,217,462

Net Assets
Class A	$337,660,063
Class B	14,071,557,399
Capital Shares Outstanding*
Class A	28,401,058
Class B	1,188,844,033
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.89
Class B	11.84

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $13,748,954,837.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends from affiliated investments	$250,993,175

Total investment income	250,993,175
Expenses
Management fees	3,768,851
Administration fees	10,960
Custodian and accounting fees	13,640
Distribution and service fees—Class B	17,495,938
Audit and tax services	15,255
Legal	18,678
Trustees’ fees and expenses	26,317
Miscellaneous	9,659

Total expenses	21,359,298

Net Investment Income	229,633,877

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	114,284,399
Capital gain distributions from Affiliated Underlying Portfolios	313,722,381

Net realized gain	428,006,780

Net change in unrealized appreciation on affiliated investments	361,924,192

Net realized and unrealized gain	789,930,972

Net Increase in Net Assets From Operations	$1,019,564,849

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$229,633,877	$218,887,997
Net realized gain	428,006,780	629,388,680
Net change in unrealized appreciation	361,924,192	137,092,249

Increase in net assets from operations	1,019,564,849	985,368,926

From Distributions to Shareholders
Net investment income
Class A	(6,636,499)	(11,103,260)
Class B	(243,506,359)	(440,630,708)
Net realized capital gains
Class A	(13,326,735)	(29,446,663)
Class B	(559,162,751)	(1,271,092,592)

Total distributions	(822,632,344)	(1,752,273,223)

Increase (decrease) in net assets from capital share transactions	(23,193,736)	282,510,317

Total increase (decrease) in net assets	173,738,769	(484,393,980)

Net Assets
Beginning of period	14,235,478,693	14,719,872,673

End of period	$14,409,217,462	$14,235,478,693

Undistributed net investment income
End of period	$228,808,647	$249,317,628

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	879,915	$10,766,614	1,738,201	$20,624,999
Reinvestments	1,681,822	19,963,234	3,640,029	40,549,923
Redemptions	(2,329,695)	(28,508,719)	(3,614,918)	(43,116,439)

Net increase	232,042	$2,221,129	1,763,312	$18,058,483

Class B
Sales	4,558,962	$55,100,117	12,663,938	$150,563,373
Reinvestments	67,907,708	802,669,110	154,348,359	1,711,723,300
Redemptions	(72,660,837)	(883,184,092)	(134,911,201)	(1,597,834,839)

Net increase (decrease)	(194,167)	$(25,414,865)	32,101,096	$264,451,834

Increase (decrease) derived from capital shares transactions		$(23,193,736)		$282,510,317

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.76		$12.50	$13.57	$13.74	$11.98	$10.83

Income (Loss) from Investment Operations
Net investment income (a)	0.21		0.21	0.32	0.21	0.25	0.23
Net realized and unrealized gain (loss) on investments	0.67		0.63	(0.41)	0.48	1.89	1.21

Total from investment operations	0.88		0.84	(0.09)	0.69	2.14	1.44

Less Distributions
Distributions from net investment income	(0.25)		(0.43)	(0.10)	(0.32)	(0.28)	(0.29)
Distributions from net realized capital gains	(0.50)		(1.15)	(0.88)	(0.54)	(0.10)	0.00

Total distributions	(0.75)		(1.58)	(0.98)	(0.86)	(0.38)	(0.29)

Net Asset Value, End of Period	$11.89		$11.76	$12.50	$13.57	$13.74	$11.98

Total Return (%) (b)	7.43	(c)	7.47	(0.99)	5.29	18.29	13.47

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.05	(e)	0.05	0.05	0.05	0.06	0.06
Ratio of net investment income to average net assets (%) (f)	1.69	(e)(g)	1.74	2.40	1.58	1.95	2.03
Portfolio turnover rate (%)	6	(c)	10	15	16	15	11
Net assets, end of period (in millions)	$337.7		$331.2	$330.1	$353.0	$331.6	$274.8

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.69		$12.44	$13.52	$13.69	$11.94	$10.79

Income (Loss) from Investment Operations
Net investment income (a)	0.19		0.18	0.28	0.05	0.22	0.21
Net realized and unrealized gain (loss) on investments	0.68		0.62	(0.41)	0.61	1.88	1.20

Total from investment operations	0.87		0.80	(0.13)	0.66	2.10	1.41

Less Distributions
Distributions from net investment income	(0.22)		(0.40)	(0.07)	(0.29)	(0.25)	(0.26)
Distributions from net realized capital gains	(0.50)		(1.15)	(0.88)	(0.54)	(0.10)	0.00

Total distributions	(0.72)		(1.55)	(0.95)	(0.83)	(0.35)	(0.26)

Net Asset Value, End of Period	$11.84		$11.69	$12.44	$13.52	$13.69	$11.94

Total Return (%) (b)	7.38	(c)	7.11	(1.27)	5.05	17.98	13.24

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.30	(e)	0.30	0.30	0.30	0.31	0.31
Ratio of net investment income to average net assets (%) (f)	1.44	(e)(g)	1.52	2.15	0.39	1.71	1.81
Portfolio turnover rate (%)	6	(c)	10	15	16	15	11
Net assets, end of period (in millions)	$14,071.6		$13,904.3	$14,389.8	$16,127.1	$5,420.8	$4,800.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(g)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, Metlife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 60 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value (“NAV”) on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distribution re-designations and distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$792,188,140	$0	$1,094,714,687

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$3,768,851	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Services Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Services Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amount incurred by the Asset Allocation Portfolio for the six months ended June 30, 2017 is shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2017 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2016	Shares purchased	Shares sold	Number of shares held at June 30, 2017
Baillie Gifford International Stock Portfolio	34,374,118	379,670	(4,137,183)	30,616,605
BlackRock Bond Income Portfolio	8,548,930	311,045	(35,298)	8,824,677
BlackRock Capital Appreciation Portfolio	12,669,965	284,280	(1,463,494)	11,490,751
BlackRock High Yield Portfolio	11,367,631	640,072	(484,851)	11,522,852
BlackRock Large Cap Value Portfolio	56,915,647	792,568	(28,294,406)	29,413,809
Brighthouse Small Cap Value Portfolio	9,433,377	441,665	(491,892)	9,383,150
Brighthouse/Aberdeen Emerging Markets Equity Portfolio	26,067,044	322,599	(1,862,461)	24,527,182
Brighthouse/Artisan International Portfolio	34,062,613	456,191	(2,363,252)	32,155,552
Brighthouse/Artisan Mid Cap Value Portfolio	317,601	2,175	(15,102)	304,674
Brighthouse/Dimensional International Small Company Portfolio	11,346,986	743,322	(1,360,220)	10,730,088
Brighthouse/Eaton Vance Floating Rate Portfolio	27,844,011	1,126,630	(343,403)	28,627,238
Brighthouse/Franklin Low Duration Total Return Portfolio	29,623,117	497,945	(148,040)	29,973,022
Brighthouse/Templeton International Bond Portfolio	43,566,795	18,097	(1,763,342)	41,821,550
Brighthouse/Wellington Core Equity Opportunities Portfolio	22,730,943	1,158,379	(1,747,121)	22,142,201
Brighthouse/Wellington Large Cap Research Portfolio	31,636,505	1,415,298	(3,250,347)	29,801,456
Clarion Global Real Estate Portfolio	17,363,812	950,489	(62,626)	18,251,675
ClearBridge Aggressive Growth Portfolio	29,906,151	263,462	(2,599,552)	27,570,061
Harris Oakmark International Portfolio	36,091,653	584,868	(5,250,796)	31,425,725
Invesco Comstock Portfolio	35,357,565	8,575,410	(1,680,609)	42,252,366
Invesco Small Cap Growth Portfolio	15,835,532	1,646,379	(1,409,714)	16,072,197
Jennison Growth Portfolio	37,630,435	2,612,553	(5,319,538)	34,923,450
JPMorgan Core Bond Portfolio	61,180,076	2,062,613	(253,707)	62,988,982
JPMorgan Small Cap Value Portfolio	6,257,816	398,879	(193,795)	6,462,900
Loomis Sayles Small Cap Growth Portfolio	5,846,679	256,228	(643,471)	5,459,436
MFS Research International Portfolio	27,787,660	496,454	(3,112,135)	25,171,979
MFS Value Portfolio	42,957,290	6,492,797	(2,245,554)	47,204,533
Neuberger Berman Genesis Portfolio	6,907,441	604,350	(409,079)	7,102,712
Oppenheimer Global Equity Portfolio	7,478,956	72,975	(1,174,852)	6,377,079

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Underlying Portfolio	Number of shares held at December 31, 2016	Shares purchased	Shares sold	Number of shares held at June 30, 2017
PIMCO Inflation Protected Bond Portfolio	42,858,192	916,798	(176,110)	43,598,880
PIMCO Total Return Portfolio	74,004,896	1,981,548	(304,003)	75,682,441
T. Rowe Price Large Cap Growth Portfolio	21,302,407	1,214,804	(3,166,595)	19,350,616
T. Rowe Price Large Cap Value Portfolio	17,302,753	3,406,851	(814,097)	19,895,507
T. Rowe Price Mid Cap Growth Portfolio	13,893,994	1,109,796	(1,596,677)	13,407,113
T. Rowe Price Small Cap Growth Portfolio	10,201,894	612,365	(976,298)	9,837,961
TCW Core Fixed Income Portfolio	74,418,648	1,943,778	(308,910)	76,053,516
Van Eck Global Natural Resources Portfolio	26,372,873	2,037,290	(798,953)	27,611,210
Wells Capital Management Mid Cap Value Portfolio (Formerly Goldman Sachs Mid Cap Value Portfolio)	3,154,171	40,127	(136,402)	3,057,896
Western Asset Management Strategic Bond Opportunities Portfolio	21,153,213	839,675	(450,436)	21,542,452
Western Asset Management U.S. Government Portfolio	47,552,995	1,627,789	(197,296)	48,983,488

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of June 30, 2017
Baillie Gifford International Stock Portfolio	$12,327,384	$—	$4,487,466	$365,256,099
BlackRock Bond Income Portfolio	56,101	—	28,862,995	931,797,637
BlackRock Capital Appreciation Portfolio	11,887,063	10,301,829	466,713	438,257,250
BlackRock High Yield Portfolio	(354,037)	—	4,870,950	87,688,906
BlackRock Large Cap Value Portfolio	(13,104,819)	—	6,869,707	256,488,416
Brighthouse Small Cap Value Portfolio	34,885	5,216,422	1,655,296	145,814,158
Brighthouse/Aberdeen Emerging Markets Equity Portfolio	(2,198,691)	—	3,349,912	256,063,783
Brighthouse/Artisan International Portfolio	437,943	—	4,373,877	329,594,411
Brighthouse/Artisan Mid Cap Value Portfolio	1,149,961	—	518,543	72,941,961
Brighthouse/Dimensional International Small Company Portfolio	(4,126,583)	6,763,790	3,270,516	146,787,602
Brighthouse/Eaton Vance Floating Rate Portfolio	166,069	—	11,412,758	289,993,917
Brighthouse/Franklin Low Duration Total Return Portfolio	(45,316)	—	4,748,441	287,141,550
Brighthouse/Templeton International Bond Portfolio	508,503	167,537	—	425,743,379
Brighthouse/Wellington Core Equity Opportunities Portfolio	4,888,689	24,311,314	10,301,045	659,616,173
Brighthouse/Wellington Large Cap Research Portfolio	5,889,420	16,058,471	4,788,865	438,379,416
Clarion Global Real Estate Portfolio	175,781	—	7,863,375	213,909,632
ClearBridge Aggressive Growth Portfolio	29,494,940	—	4,481,084	473,102,252
Harris Oakmark International Portfolio	516,927	—	8,708,687	477,042,511
Invesco Comstock Portfolio	7,887,919	18,120,046	15,206,470	605,898,932
Invesco Small Cap Growth Portfolio	(433,188)	22,371,356	—	219,867,660
Jennison Growth Portfolio	13,934,504	36,478,802	1,635,821	508,834,664
JPMorgan Core Bond Portfolio	(70,375)	—	17,285,924	641,227,839
JPMorgan Small Cap Value Portfolio	326,783	5,191,314	1,443,379	107,348,770
Loomis Sayles Small Cap Growth Portfolio	1,313,352	3,407,835	—	73,593,194
MFS Research International Portfolio	2,407,689	—	5,734,045	291,994,959
MFS Value Portfolio	9,824,633	43,107,795	14,601,027	726,949,812
Neuberger Berman Genesis Portfolio	3,715,057	11,908,710	600,330	146,031,762
Oppenheimer Global Equity Portfolio	2,135,436	—	1,656,542	146,098,883
PIMCO Inflation Protected Bond Portfolio	(89,307)	—	7,621,202	424,217,102
PIMCO Total Return Portfolio	(227,759)	4,208,322	16,907,118	862,023,000
T. Rowe Price Large Cap Growth Portfolio	16,347,631	26,117,244	1,325,187	438,097,952
T. Rowe Price Large Cap Value Portfolio	9,573,570	53,845,546	14,284,101	643,818,604
T. Rowe Price Mid Cap Growth Portfolio	1,010,222	12,096,207	—	146,673,813
T. Rowe Price Small Cap Growth Portfolio	1,726,796	12,931,001	700,235	219,484,905
TCW Core Fixed Income Portfolio	65,943	1,118,840	13,724,440	768,140,516
Van Eck Global Natural Resources Portfolio	(3,018,176)	—	302,900	251,538,121
Wells Capital Management Mid Cap Value Portfolio (Formerly Goldman Sachs Mid Cap Value Portfolio)	(362,634)	—	474,695	36,144,336
Western Asset Management Strategic Bond Opportunities Portfolio	505,580	—	11,391,860	292,115,643
Western Asset Management U.S. Government Portfolio	6,503	—	15,067,669	567,228,793

	$114,284,399	$313,722,381	$250,993,175	$14,412,948,313

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$456,253,652	$88,972,467	$1,296,019,571	$1,016,137,195	$1,752,273,223	$1,105,109,662

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$249,457,966	$572,314,305	$198,277,323	$—	$1,020,049,594

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

10. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties.

BHFTII-14

Brighthouse Funds Trust II

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
1,110,055,986	44,151,552	74,179,400

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	1,157,977,071	70,409,867
Robert Boulware	1,157,742,451	70,644,488
Susan C. Gause	1,158,271,474	70,115,464
Nancy Hawthorne	1,157,775,969	70,610,969
Barbara A. Nugent	1,159,387,651	68,999,287
John Rosenthal	1,157,707,600	70,679,339
Linda B. Strumpf	1,156,732,403	71,654,535
Dawn M. Vroegop	1,157,144,017	71,242,922

BHFTII-15

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2017, the Class A and B shares of the Brighthouse Asset Allocation 80 Portfolio returned 9.46% and 9.33%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Index1, returned 8.91%.

MARKET ENVIRONMENT / CONDITIONS

The first half of the year was marked by the U.S. Federal Reserve (the “Fed”) raising rates twice, both times in 0.25% increments, from 0.75% to 1.25%. In addition, the Fed has suggested another rate hike in 2017 as well as the beginning of ”a balance sheet normalization”, with reference to the Fed’s plan to start reducing its enormous balance sheet of approximately $4.5 trillion worth of primarily U.S. government bonds and mortgage securities. The Fed’s move comes on the back of continued slow but steady growth in the U.S., currently at the tune of 2% annually. However, despite the muted growth, the current eight-year-long economic expansion has driven the unemployment rate down to 4.3% as of this writing. This is a level not witnessed since 2000, and before that, one would have to go all the way back to 1969 to see a level that low. This level is noticeably below the long-run “normal” level of unemployment, typically defined by the Fed as being between 4.5 to 5.0%. As such, unemployment should not be expected to go much lower, despite the tailwind from more than 6 million current job openings, which would lower the unemployment rate by another approximately 4% if they were all filled. If the job market continues to tighten, however, it would not be a surprise to see stronger growth in wages, which in turn would help push core inflation above the current level of 1.9%, and above the Fed’s stated target of 2%.

Another factor pushing core inflation upward is housing expenses. After a game-changing collapse in housing leading up to the Financial Crisis, surviving homebuilders are still only cautiously embarking on new projects, despite an existing inventory of housing of only slightly more than four months. This, in turn, has led to an increase in the cost of renting and owning, a trend that could continue if interest rates continue to rise.

In addition to relatively healthy economic data, financial markets have been busy interpreting the impact of the potential shift in the regulatory environment and in fiscal policies that followed the November election. The result was a very healthy gain for stocks during the first two months of the year, as financial markets seemed to price in a complete and swift implementation of everything promised before and after the election. However, as investors got into March, expectations were lowered, epitomized by the Republican withdrawal of the healthcare bill. This led to sideways movement of U.S. stock prices until the second half of May, where another push higher led the U.S. stock market, as defined by the S&P 500 Index, to a very strong mid-year return of 9.34%. The robust returns were led by Information Technology and Healthcare, which returned 16.62% and 16.47%, respectively. At the other end of the scale was Energy and Telecommunication Services, which fell 13.82% and 10.77%, in that order. Large cap stocks outperformed both mid cap stocks and small cap stocks, which returned 7.99% and 4.99%, respectively, as measured by the Russell Mid Cap Index and the Russell 2000 Index.

Despite the strong performance of U.S. equity markets, non-U.S. equities fared even better. Foreign developed equity, as defined by the MSCI EAFE Index, returned 13.81% during the first six months of the year, driven by relatively cheap valuations and a European economy that seems to be in recovery mode. Emerging Market (“EM”) equity was the best performing major asset class, returning 18.43% as defined by the MSCI EM Index. The strong returns were primarily driven by Asian economies, led by Korea, China and Taiwan, which returned 28.78%, 24.86% and 21.58%, respectively, according to their MSCI country-specific indices. European emerging markets were the laggard, primarily because of a negative return of 14.18% coming out of Russia, as defined by the MSCI Russia Index.

In the fixed income world, there was a slight curve-flattening during the first half of the year. The 1-year U.S. Treasury rate rose from 0.80% to 1.23%, but longer-term rates were, surprisingly, down slightly for the first six months of the year. The 5-year rates moved from 1.94% to 1.89%, the 10-year rate moved from 2.44% to 2.30%, and the 30-year rate moved from 3.05% to 2.83%, as the market responded to lower than expected inflation, and diminished hope that the economy can break out of the current 2% growth environment any time soon. However, the confirmation of steady economic growth, fueled strong returns for corporate bonds, and more so in in the low-quality end of the spectrum. As such, the lowest quality corporate bonds returned 6.59% during first half of the year, as measured by the Bloomberg Barclays U.S. High Yield Caa Index. Much of the strong return came out of the energy sector during the first quarter of the year, as surviving energy related companies have had a chance to adjust their businesses to low energy prices.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 80 Portfolio invested in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 80% to equities and 20% to fixed income.

Over the six month period, the Portfolio outperformed the Dow Jones Moderately Aggressive Index. While the contribution from the underlying fixed income and international equity portfolios was a drag on relative performance, strong performance by the U.S. equity portfolios combined with a favorable overweight to U.S. large cap equity, was enough to stay ahead of the benchmark.

Performance from the underlying fixed income portfolios was mixed during the first half of the year, but the overall contribution was a drag on relative performance. The main culprit for the underperformance was the Brighthouse/Templeton International Bond Portfolio, which underperformed its benchmark by 4.47% over the

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

period. The main detractors from relative performance was the portfolio’s underweighted positions in the euro, the Japanese yen, and the Australian dollar. Underweighted duration exposure in the U.S. was a drag on relative performance as well. At the other end of the scale was the Western Asset Management Strategic Bond Opportunities Portfolio, which outperformed its benchmark by 3.08%. The main contributor to performance was the portfolio’s allocation to investment grade credit, non-agency securities and commercial mortgage-backed securities, in addition to favorable allocations to emerging markets. Another strong performer was the PIMCO Total Return Portfolio, which outperformed its benchmark by 0.87%. An overweight to U.S. duration, positions in agency and non-agency mortgage-backed securities, and overweight the euro, yen, and pound currencies, were all positive contributors to performance.

Performance from the underlying domestic equity portfolios during the first half of the year was mixed as well, but the overall contribution to relative performance was positive. Within large cap equity, the T. Rowe Price Large Cap Growth Portfolio did particularly well, outperforming its benchmark by 5.60% during the first half of the year. The strong performance was driven by an overweight to Financial Services, and strong security selection within Consumer Discretionary, Healthcare, and Technology. Another strong performer was the Jennison Growth Portfolio, which outperformed its benchmark by 4.75% for the period. The main reason for the strong performance was an overweight to Technology, underweights to Real Estate and Consumer Staples, and strong security selection within Consumer Discretionary and Industrials. At the other end of the scale was the BlackRock Large Cap Value Portfolio, which underperformed its benchmark by 5.44% during the first half of the year. The significant underperformance was primarily a result of poor security selection within Energy, Consumer Staples, Technology, and Financial Services, in addition to an unfavorable overweight to Energy. Within mid cap equity, the Morgan Stanley Mid Cap Growth Portfolio significantly outperformed its benchmark during the period, beating it by 16.71%. The feat was driven by strong security selection within Consumer Discretionary, Technology, Financial Services, and Healthcare, as well as a large overweight to Technology and an underweight to Consumer Staples. The T. Rowe Price Mid Cap Growth Portfolio also stood out, as it outperformed its benchmark by 3.45% for the period. The main drivers of outperformance were strong security selection within Industrials, Financial Services, and Consumer Discretionary, as well as favorable underweights to Consumer Discretionary and Consumer Staples. The Neuberger Berman Genesis Portfolio was the strongest performer within the small cap equity asset class, as it outperformed its benchmark by 4.53% during the first half of the year. In addition to a favorable growth tilt vs. its value benchmark, the contribution from security selection within Technology, Industrials, Consumer Staples, and Energy helped relative performance. Furthermore, overweights to Healthcare and Technology and an underweight to Energy, also boosted relative return.

The contribution from the non-U.S. equity portfolios was overall negative, despite strong performance from several individual portfolios. The main reason for the overall detraction from relative performance, was the Van Eck Global Natural Resources Portfolio, which underperformed its benchmark by 4.97% during the first six months of the year. The main reasons for the underperformance were overweight positions and underperformance in the oil & gas exploration & production and oil & gas drilling sub-industries, and poor performance of securities within the Diversified Metals & Mining sector. At the other end of the scale was the Oppenheimer Global Equity Portfolio, which outperformed its benchmark by 8.70%. The main driver of outperformance was strong security selection within Financial Services, Consumer Discretionary, Real Estate, and Technology, in addition to underweights to Energy and Real Estate. Another strong performer was the Baillie Gifford International Stock Portfolio, which outperformed its benchmark by 5.96% during the first half of the year. The strong results were primarily driven by an overweight to Technology and an underweight to Energy, in addition to strong security selection within Consumer Discretionary and Industrials.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 80 Portfolio
Class A	9.46	16.53	10.77	4.96
Class B	9.33	16.23	10.51	4.70
Dow Jones Moderately Aggressive Index	8.91	14.97	9.95	5.46

1 The Dow Jones Moderately Aggressive Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 80% of the risk of an all equity portfolio.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
MFS Value Portfolio (Class A)	5.5
Invesco Comstock Portfolio (Class A)	5.1
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	5.1
Jennison Growth Portfolio (Class A)	5.1
T. Rowe Price Large Cap Value Portfolio (Class A)	4.9
ClearBridge Aggressive Growth Portfolio (Class A)	4.8
T. Rowe Price Large Cap Growth Portfolio (Class A)	4.6
Harris Oakmark International Portfolio (Class A)	4.4
Baillie Gifford International Stock Portfolio (Class A)	3.6
BlackRock Capital Appreciation Portfolio (Class A)	3.6

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 80 Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.69%	$1,000.00	$1,094.60	$3.58
	Hypothetical*	0.69%	$1,000.00	$1,021.37	$3.46

Class B(a)	Actual	0.94%	$1,000.00	$1,093.30	$4.88
	Hypothetical*	0.94%	$1,000.00	$1,020.13	$4.71

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	33,739,243	$402,509,168
BlackRock Bond Income Portfolio (Class A) (a)	3,088,026	326,064,680
BlackRock Capital Appreciation Portfolio (Class A) (a)	10,532,098	401,694,219
BlackRock High Yield Portfolio (Class A) (b)	7,469,057	56,839,527
BlackRock Large Cap Value Portfolio (Class A) (a)	23,024,152	200,770,606
Brighthouse Small Cap Value Portfolio (Class A) (b)	10,877,832	169,041,502
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (b)	27,442,476	286,499,450
Brighthouse/Artisan International Portfolio (Class A) (b)	36,568,321	374,825,295
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (a)	235,625	56,410,920
Brighthouse/Dimensional International Small Company Portfolio (Class A) (a)	16,888,163	231,030,066
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (b)	10,903,591	110,453,380
Brighthouse/Templeton International Bond Portfolio (Class A) (b)	32,420,766	330,043,395
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (a)	19,259,940	573,753,610
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (b)	27,215,726	400,343,325
Clarion Global Real Estate Portfolio (Class A) (b)	23,353,273	273,700,356
ClearBridge Aggressive Growth Portfolio (Class A) (b)	31,286,848	536,882,309
Frontier Mid Cap Growth Portfolio (Class A) (a)	1,622,660	57,150,102
Harris Oakmark International Portfolio (Class A) (b)	32,271,965	489,888,428
Invesco Comstock Portfolio (Class A) (b)	40,219,109	576,742,025
Invesco Small Cap Growth Portfolio (Class A) (b)	21,010,345	287,421,517
Jennison Growth Portfolio (Class A) (a)	39,158,892	570,545,057
JPMorgan Core Bond Portfolio (Class A) (b)	21,202,903	215,845,551
JPMorgan Small Cap Value Portfolio (Class A) (b)	9,963,740	165,497,716
Loomis Sayles Small Cap Growth Portfolio (Class A) (a)	10,758,319	145,022,145
MFS Research International Portfolio (Class A) (b)	29,693,427	344,443,757
MFS Value Portfolio (Class A) (a)	39,986,779	615,796,395

Affiliated Investment Companies—(Continued)
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b)	3,150,597	58,002,490
Neuberger Berman Genesis Portfolio (Class A) (a)	2,769,163	56,933,998
Oppenheimer Global Equity Portfolio (Class A) (b)	7,543,922	172,831,261
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	16,544,269	160,975,735
PIMCO Total Return Portfolio (Class A) (b)	28,725,343	327,181,658
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	22,826,167	516,784,421
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	17,025,384	550,941,426
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	10,554,266	115,463,667
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	7,715,261	172,127,483
TCW Core Fixed Income Portfolio (Class A) (b)	26,652,043	269,185,632
Van Eck Global Natural Resources Portfolio (Class A) (a)	31,881,261	290,438,291
Wells Capital Management Mid Cap Value Portfolio (formerly Goldman Sachs Mid Cap Value Portfolio) (Class A) (b)	9,454,878	111,756,656
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	16,537,572	224,249,475

Total Mutual Funds (Cost $10,405,520,146)		11,226,086,694

Total Investments—100.0% (Cost $10,405,520,146) (c)		11,226,086,694
Other assets and liabilities (net)—0.0%		(2,953,235)

Net Assets—100.0%		$11,223,133,459

(a)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	As of June 30, 2017, the aggregate cost of investments was $10,405,520,146. The aggregate unrealized appreciation and depreciation of investments were $1,015,043,740 and $(194,477,192), respectively, resulting in net unrealized appreciation of $820,566,548.

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$11,226,086,694	$—	$—	$11,226,086,694
Total Investments	$11,226,086,694	$—	$—	$11,226,086,694

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Affiliated investments at value (a)	$11,226,086,694
Receivable for:
Investments sold	2,360,234
Fund shares sold	1,701,244

Total Assets	11,230,148,172
Liabilities
Payables for:
Fund shares redeemed	4,061,478
Accrued Expenses:
Management fees	493,829
Distribution and service fees	2,228,645
Deferred trustees’ fees	179,615
Other expenses	51,146

Total Liabilities	7,014,713

Net Assets	$11,223,133,459

Net Assets Consist of:
Paid in surplus	$9,984,193,654
Undistributed net investment income	149,117,465
Accumulated net realized gain	269,255,792
Unrealized appreciation on affiliated investments	820,566,548

Net Assets	$11,223,133,459

Net Assets
Class A	$419,269,032
Class B	10,803,864,427
Capital Shares Outstanding*
Class A	32,103,685
Class B	830,463,727
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.06
Class B	13.01

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $10,405,520,146.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends from affiliated investments	$166,535,505

Total investment income	166,535,505
Expenses
Management fees	2,956,045
Administration fees	10,960
Custodian and accounting fees	13,639
Distribution and service fees—Class B	13,337,261
Audit and tax services	15,255
Legal	18,678
Trustees’ fees and expenses	26,316
Miscellaneous	8,263

Total expenses	16,386,417

Net Investment Income	150,149,088

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	108,874,510
Capital gain distributions from Affiliated Underlying Portfolios	304,526,369

Net realized gain	413,400,879

Net change in unrealized appreciation on affiliated investments	432,647,142

Net realized and unrealized gain	846,048,021

Net Increase in Net Assets From Operations	$996,197,109

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$150,149,088	$142,937,254
Net realized gain	413,400,879	696,231,370
Net change in unrealized appreciation (depreciation)	432,647,142	(1,222,410)

Increase in net assets from operations	996,197,109	837,946,214

From Distributions to Shareholders
Net investment income
Class A	(7,454,246)	(12,442,422)
Class B	(167,613,633)	(305,769,387)
Net realized capital gains
Class A	(22,901,598)	(45,949,646)
Class B	(593,631,616)	(1,237,778,000)

Total distributions	(791,601,093)	(1,601,939,455)

Increase in net assets from capital share transactions	160,313,811	493,678,669

Total increase (decrease) in net assets	364,909,827	(270,314,572)

Net Assets
Beginning of period	10,858,223,632	11,128,538,204

End of period	$11,223,133,459	$10,858,223,632

Undistributed net investment income
End of period	$149,117,465	$174,036,256

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	754,645	$10,153,839	1,613,028	$21,073,047
Reinvestments	2,331,478	30,355,844	4,878,201	58,392,068
Redemptions	(1,955,880)	(26,400,522)	(3,159,848)	(41,121,076)

Net increase	1,130,243	$14,109,161	3,331,381	$38,344,039

Class B
Sales	4,421,673	$59,367,716	9,628,013	$125,113,184
Reinvestments	58,692,772	761,245,249	129,383,687	1,543,547,387
Redemptions	(50,098,529)	(674,408,315)	(93,479,114)	(1,213,325,941)

Net increase	13,015,916	$146,204,650	45,532,586	$455,334,630

Increase derived from capital shares transactions		$160,313,811		$493,678,669

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.86		$13.98	$14.92	$14.41	$11.78	$10.39

Income (Loss) from Investment Operations
Net investment income (a)	0.20		0.20	0.29	0.18	0.21	0.18
Net realized and unrealized gain (loss) on investments	1.02		0.82	(0.47)	0.60	2.64	1.45

Total from investment operations	1.22		1.02	(0.18)	0.78	2.85	1.63

Less Distributions
Distributions from net investment income	(0.25)		(0.46)	(0.08)	(0.27)	(0.22)	(0.24)
Distributions from net realized capital gains	(0.77)		(1.68)	(0.68)	0.00	0.00	0.00

Total distributions	(1.02)		(2.14)	(0.76)	(0.27)	(0.22)	(0.24)

Net Asset Value, End of Period	$13.06		$12.86	$13.98	$14.92	$14.41	$11.78

Total Return (%) (b)	9.46	(c)	8.43	(1.50)	5.53	24.51	15.82

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.06	(e)	0.06	0.05	0.06	0.07	0.07
Ratio of net investment income to average net assets (%) (f)	1.44	(e)(g)	1.55	1.96	1.26	1.65	1.60
Portfolio turnover rate (%)	6	(c)	10	13	22	13	13
Net assets, end of period (in millions)	$419.3		$398.2	$386.4	$395.4	$365.2	$290.4

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.80		$13.92	$14.86	$14.36	$11.73	$10.36

Income (Loss) from Investment Operations
Net investment income (a)	0.18		0.17	0.25	0.02	0.19	0.15
Net realized and unrealized gain (loss) on investments	1.02		0.81	(0.46)	0.72	2.63	1.43

Total from investment operations	1.20		0.98	(0.21)	0.74	2.82	1.58

Less Distributions
Distributions from net investment income	(0.22)		(0.42)	(0.05)	(0.24)	(0.19)	(0.21)
Distributions from net realized capital gains	(0.77)		(1.68)	(0.68)	0.00	0.00	0.00

Total distributions	(0.99)		(2.10)	(0.73)	(0.24)	(0.19)	(0.21)

Net Asset Value, End of Period	$13.01		$12.80	$13.92	$14.86	$14.36	$11.73

Total Return (%) (b)	9.33	(c)	8.14	(1.70)	5.23	24.31	15.39

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.31	(e)	0.31	0.30	0.31	0.32	0.32
Ratio of net investment income to average net assets (%) (f)	1.18	(e)(g)	1.32	1.73	0.14	1.43	1.38
Portfolio turnover rate (%)	6	(c)	10	13	22	13	13
Net assets, end of period (in millions)	$10,803.9		$10,460.0	$10,742.1	$12,034.0	$3,042.8	$2,608.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(g)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, Metlife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 80 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value (“NAV”) on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distribution re-designations and distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$660,390,774	$0	$836,994,832

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$2,956,045	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Services Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Services Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amount incurred by the Asset Allocation Portfolio for the six months ended June 30, 2017 is shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2017 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2016	Shares purchased	Shares sold	Number of shares held at June 30, 2017
Baillie Gifford International Stock Portfolio	36,574,012	419,026	(3,253,795)	33,739,243
BlackRock Bond Income Portfolio	2,967,065	135,006	(14,045)	3,088,026
BlackRock Capital Appreciation Portfolio	11,250,400	259,627	(977,929)	10,532,098
BlackRock High Yield Portfolio	7,154,585	413,650	(99,178)	7,469,057
BlackRock Large Cap Value Portfolio	43,642,214	621,906	(21,239,968)	23,024,152
Brighthouse Small Cap Value Portfolio	10,886,932	513,485	(522,585)	10,877,832
Brighthouse/Aberdeen Emerging Markets Equity Portfolio	28,252,286	376,191	(1,186,001)	27,442,476
Brighthouse/Artisan International Portfolio	36,992,135	1,295,802	(1,719,616)	36,568,321
Brighthouse/Artisan Mid Cap Value Portfolio	243,087	1,683	(9,145)	235,625
Brighthouse/Dimensional International Small Company Portfolio	17,179,222	1,164,393	(1,455,452)	16,888,163
Brighthouse/Eaton Vance Floating Rate Portfolio	10,488,901	462,755	(48,065)	10,903,591
Brighthouse/Templeton International Bond Portfolio	32,925,468	24,334	(529,036)	32,420,766
Brighthouse/Wellington Core Equity Opportunities Portfolio	19,103,461	1,003,352	(846,873)	19,259,940
Brighthouse/Wellington Large Cap Research Portfolio	28,150,280	1,288,228	(2,222,782)	27,215,726
Clarion Global Real Estate Portfolio	21,877,183	1,573,765	(97,675)	23,353,273
ClearBridge Aggressive Growth Portfolio	33,329,146	298,231	(2,340,529)	31,286,848
Frontier Mid Cap Growth Portfolio	1,749,614	38,127	(165,081)	1,622,660
Harris Oakmark International Portfolio	35,967,819	597,706	(4,293,560)	32,271,965
Invesco Comstock Portfolio	34,852,715	6,852,032	(1,485,638)	40,219,109
Invesco Small Cap Growth Portfolio	20,192,546	2,141,886	(1,324,087)	21,010,345
Jennison Growth Portfolio	40,791,562	2,924,733	(4,557,403)	39,158,892
JPMorgan Core Bond Portfolio	20,420,041	880,066	(97,204)	21,202,903
JPMorgan Small Cap Value Portfolio	9,652,574	622,441	(311,275)	9,963,740
Loomis Sayles Small Cap Growth Portfolio	11,175,251	500,532	(917,464)	10,758,319
MFS Research International Portfolio	31,617,066	584,332	(2,507,971)	29,693,427
MFS Value Portfolio	36,427,694	5,052,984	(1,493,899)	39,986,779

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Underlying Portfolio	Number of shares held at December 31, 2016	Shares purchased	Shares sold	Number of shares held at June 30, 2017
Morgan Stanley Mid Cap Growth Portfolio	3,472,191	11,650	(333,244)	3,150,597
Neuberger Berman Genesis Portfolio	2,649,036	235,002	(114,875)	2,769,163
Oppenheimer Global Equity Portfolio	8,529,408	85,871	(1,071,357)	7,543,922
PIMCO Inflation Protected Bond Portfolio	16,132,098	488,081	(75,910)	16,544,269
PIMCO Total Return Portfolio	27,858,259	998,118	(131,034)	28,725,343
T. Rowe Price Large Cap Growth Portfolio	24,217,091	1,428,471	(2,819,395)	22,826,167
T. Rowe Price Large Cap Value Portfolio	14,863,521	2,685,823	(523,960)	17,025,384
T. Rowe Price Mid Cap Growth Portfolio	10,600,830	868,141	(914,705)	10,554,266
T. Rowe Price Small Cap Growth Portfolio	7,808,757	478,223	(571,719)	7,715,261
TCW Core Fixed Income Portfolio	25,852,931	922,413	(123,301)	26,652,043
Van Eck Global Natural Resources Portfolio	30,347,697	2,412,126	(878,562)	31,881,261
Wells Capital Management Mid Cap Value Portfolio (Formerly Goldman Sachs Mid Cap Value Portfolio)	9,641,394	124,786	(311,302)	9,454,878
Western Asset Management Strategic Bond Opportunities Portfolio	15,924,143	686,289	(72,860)	16,537,572

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of June 30, 2017
Baillie Gifford International Stock Portfolio	$7,036,964	$—	$4,929,989	$402,509,168
BlackRock Bond Income Portfolio	24,566	—	10,099,304	326,064,680
BlackRock Capital Appreciation Portfolio	8,075,497	9,408,303	426,233	401,694,219
BlackRock High Yield Portfolio	(29,719)	—	3,147,818	56,839,527
BlackRock Large Cap Value Portfolio	(15,762,201)	—	5,355,561	200,770,606
Brighthouse Small Cap Value Portfolio	145,541	6,043,389	1,917,713	169,041,502
Brighthouse/Aberdeen Emerging Markets Equity Portfolio	(315,335)	—	3,737,886	286,499,450
Brighthouse/Artisan International Portfolio	302,048	—	4,938,951	374,825,295
Brighthouse/Artisan Mid Cap Value Portfolio	461,227	—	400,072	56,410,920
Brighthouse/Dimensional International Small Company Portfolio	(1,017,739)	10,595,859	5,123,446	231,030,066
Brighthouse/Eaton Vance Floating Rate Portfolio	8,529	—	4,346,694	110,453,380
Brighthouse/Templeton International Bond Portfolio	166,055	129,795	—	330,043,395
Brighthouse/Wellington Core Equity Opportunities Portfolio	5,256,341	21,057,715	8,922,449	573,753,610
Brighthouse/Wellington Large Cap Research Portfolio	3,974,895	14,616,697	4,358,908	400,343,325
Clarion Global Real Estate Portfolio	559,323	—	10,060,933	273,700,356
ClearBridge Aggressive Growth Portfolio	27,158,611	—	5,066,170	536,882,309
Frontier Mid Cap Growth Portfolio	700,726	1,348,558	—	57,150,102
Harris Oakmark International Portfolio	3,790,502	—	8,899,846	489,888,428
Invesco Comstock Portfolio	10,248,419	17,246,980	14,473,787	576,742,025
Invesco Small Cap Growth Portfolio	2,586,471	29,101,235	—	287,421,517
Jennison Growth Portfolio	14,372,255	40,840,446	1,831,410	570,545,057
JPMorgan Core Bond Portfolio	21,241	—	5,818,143	215,845,551
JPMorgan Small Cap Value Portfolio	724,798	8,002,760	2,225,067	165,497,716
Loomis Sayles Small Cap Growth Portfolio	1,854,031	6,657,081	—	145,022,145
MFS Research International Portfolio	5,838,676	—	6,745,733	344,443,757
MFS Value Portfolio	10,636,116	36,512,428	12,367,113	615,796,395
Morgan Stanley Mid Cap Growth Portfolio	1,676,722	—	202,361	58,002,490
Neuberger Berman Genesis Portfolio	871,449	4,630,228	233,415	56,933,998
Oppenheimer Global Equity Portfolio	1,981,133	—	1,949,268	172,831,261
PIMCO Inflation Protected Bond Portfolio	(89,056)	—	2,891,794	160,975,735
PIMCO Total Return Portfolio	(50,069)	1,597,173	6,416,714	327,181,658
T. Rowe Price Large Cap Growth Portfolio	14,776,886	30,710,880	1,558,269	516,784,421
T. Rowe Price Large Cap Value Portfolio	6,200,126	46,073,650	12,222,379	550,941,426
T. Rowe Price Mid Cap Growth Portfolio	1,716,157	9,462,740	—	115,463,667
T. Rowe Price Small Cap Growth Portfolio	1,145,654	10,098,402	546,845	172,127,483
TCW Core Fixed Income Portfolio	27,967	392,050	4,809,152	269,185,632
Van Eck Global Natural Resources Portfolio	(4,950,826)	—	350,088	290,438,291
Wells Capital Management Mid Cap Value Portfolio (Formerly Goldman Sachs Mid Cap Value Portfolio)	(1,174,693)	—	1,466,486	111,756,656
Western Asset Management Strategic Bond Opportunities Portfolio	(74,778)	—	8,695,508	224,249,475

	$108,874,510	$304,526,369	$166,535,505	$11,226,086,694

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$322,023,352	$40,629,365	$1,279,916,103	$543,456,542	$1,601,939,455	$584,085,907

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$174,209,639	$616,353,371	$243,954,162	$—	$1,034,517,172

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

10. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties.

BHFTII-14

Brighthouse Funds Trust II

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
766,451,284	33,573,168	55,138,961

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	801,600,219	53,563,195
Robert Boulware	801,812,401	53,351,013
Susan C. Gause	803,898,062	51,265,352
Nancy Hawthorne	803,195,018	51,968,396
Barbara A. Nugent	804,090,516	51,072,898
John Rosenthal	801,638,190	53,525,224
Linda B. Strumpf	802,559,564	52,603,850
Dawn M. Vroegop	802,503,126	52,660,288

BHFTII-15

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Managed by Frontier Capital Management Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A, B, D and E shares of the Frontier Mid Cap Growth Portfolio returned 14.80%, 14.64%, 14.71%, and 14.71%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 11.40%.

MARKET ENVIRONMENT / CONDITIONS

The markets’ steady climb through the first six months of 2017 has been the result of solid corporate earnings and continued multiple expansion based upon a series of healthy economic readings. Although policy changes anticipated under the new administration have not been enacted, the economy continued along a path of modest growth, with first quarter Gross Domestic Product (GDP) expanding 1.2%. The U.S. Federal Reserve raised their benchmark rate another 25 basis points in mid-June and the market has accepted this gradual tightening.

During the first half of the year, growth has handily outpaced value in a reversal of 2016. Specifically, the Russell Midcap Growth Index gain of 11.4% far surpassed the Russell Midcap Value return of 5.2%. This pattern was consistent in all market capitalization segments. The divergence is reflective of market concern regarding a peaking in Institute for Supply Management (ISM) manufacturing data, an inflection in monetary policy and inaction in Washington. Indeed, sector leadership is transitioning from cyclical groups such as Energy and Industrials to areas of greater secular growth such as Information Technology and Health Care.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s relative outperformance was driven equally by favorable sector allocation and positive stock selection. Information Technology was the area of the greatest absolute and relative exposure which proved advantageous and was augmented by strong stock selection. Within the sector, our focus on companies with key enabling wireless content prospered with Universal Display rising 94%. Additionally, gaming software holdings Electronic Arts and Activision Blizzard which had lagged during the fourth quarter of 2016 on holiday sales concerns bounced back strongly (up 34% and 60%, respectively) following better than expected results. Health Care was the second largest sector and also an area the Portfolio was overweight relative to the index. We have been focused upon companies with steady secular growth, innovation and new product-driven margin opportunities. All of these attributes were reflected in our top contributing holdings Cooper Companies and C. R. Bard (up 37% and 41%, respectively). Finally, our long-held caution toward the consumer sectors proved accurate as both Consumer Staples and Consumer Discretionary significantly underperformed the Index during the first six months of the year while our selective approach produced positive stock selection. On the downside, performance was modestly restrained by Energy as oil prices once again fell below $50 a barrel causing a drag on exploration companies such as Carrizo Oil & Gas (down 53%).

At period end, we continued to favor areas with steady, visible growth amid an economic environment displaying constrained nominal growth and more specifically companies that are share gainers in growth markets. During the period, we found attractive opportunities in data services and insurance brokerage companies within Financials, communications-related semiconductors within Information Technology, biotechnology and specialized pharmaceuticals suppliers within Health Care, and infrastructure-related building suppliers within Materials. In terms of areas with relatively less exposure, we continued to find the consumer sectors challenged by competitive disruption from the likes of Amazon and Netflix and as such remain underweight. In addition, given the maturing of this business cycle, we are being selective in our industrial and commodity-related exposure.

Stephen M. Knightly

Christopher J. Scarpa

Portfolio Managers

Frontier Capital Management Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year
Frontier Mid Cap Growth Portfolio
Class A	14.80	19.52	14.03	7.07
Class B	14.64	19.22	13.75	6.81
Class D	14.71	19.35	13.91	6.96
Class E	14.71	19.34	13.86	6.92
Russell Midcap Growth Index	11.40	17.05	14.19	7.87

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
Cooper Cos., Inc. (The)	2.9
Equifax, Inc.	2.5
Global Payments, Inc.	2.4
Electronic Arts, Inc.	2.2
Cintas Corp.	2.2
Euronet Worldwide, Inc.	2.2
Aramark	2.2
Incyte Corp.	2.2
Zoetis, Inc.	2.2
CDK Global, Inc.	2.1

Top Sectors

% of Net Assets
Information Technology	28.7
Health Care	16.5
Consumer Discretionary	15.3
Industrials	12.1
Financials	10.2
Materials	8.8
Real Estate	2.2
Consumer Staples	1.5
Energy	0.9
Telecommunication Services	0.6

BHFTII-2

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Frontier Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.73%	$1,000.00	$1,148.00	$3.89
	Hypothetical*	0.73%	$1,000.00	$1,021.18	$3.66

Class B(a)	Actual	0.98%	$1,000.00	$1,146.40	$5.22
	Hypothetical*	0.98%	$1,000.00	$1,019.94	$4.91

Class D(a)	Actual	0.83%	$1,000.00	$1,147.10	$4.42
	Hypothetical*	0.83%	$1,000.00	$1,020.68	$4.16

Class E(a)	Actual	0.88%	$1,000.00	$1,147.10	$4.68
	Hypothetical*	0.88%	$1,000.00	$1,020.43	$4.41

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—96.8% of Net Assets

Security Description	Shares	Value

Airlines—0.5%
United Continental Holdings, Inc. (a)	79,501	$5,982,450

Auto Components—0.6%
Dana, Inc.	310,453	6,932,415

Banks—1.9%
Popular, Inc.	121,479	5,066,889
Signature Bank (a) (b)	65,476	9,397,771
Webster Financial Corp. (b)	155,092	8,098,904

		22,563,564

Beverages—1.0%
Monster Beverage Corp. (a)	228,875	11,370,510

Biotechnology—4.5%
Alkermes plc (a) (b)	120,739	6,999,240
BioMarin Pharmaceutical, Inc. (a) (b)	152,842	13,881,110
Bioverativ, Inc. (a)	120,552	7,253,614
Incyte Corp. (a)	207,397	26,113,356

		54,247,320

Building Products—1.1%
A.O. Smith Corp. (b)	236,120	13,300,640

Capital Markets—5.4%
E*Trade Financial Corp. (a)	242,764	9,232,315
Moody’s Corp.	71,846	8,742,221
Nasdaq, Inc.	248,519	17,766,623
Raymond James Financial, Inc.	288,079	23,109,698
SEI Investments Co. (b)	109,955	5,913,380

		64,764,237

Chemicals—2.4%
CF Industries Holdings, Inc. (b)	170,754	4,774,282
FMC Corp. (b)	164,865	12,043,388
Sherwin-Williams Co. (The) (b)	32,381	11,364,436

		28,182,106

Commercial Services & Supplies—5.4%
Cintas Corp. (b)	211,584	26,668,047
KAR Auction Services, Inc.	343,220	14,404,944
Waste Connections, Inc.	360,472	23,221,606

		64,294,597

Construction Materials—3.6%
Eagle Materials, Inc. (b)	152,337	14,078,986
Martin Marietta Materials, Inc.	68,080	15,153,246
Vulcan Materials Co. (b)	112,755	14,283,803

		43,516,035

Containers & Packaging—2.8%
Ball Corp.	437,094	18,449,738
Berry Global Group, Inc. (a)	266,423	15,188,775

		33,638,513

Distributors—0.9%
LKQ Corp. (a)	317,811	10,471,872

Diversified Consumer Services—0.7%
Bright Horizons Family Solutions, Inc. (a)	105,030	8,109,366

Diversified Telecommunication Services—0.6%
Cogent Communications Holdings, Inc.	176,299	7,069,590

Electronic Equipment, Instruments & Components—2.5%
Amphenol Corp. - Class A	148,472	10,960,203
Flex, Ltd. (a)	387,875	6,326,241
Universal Display Corp.	119,741	13,081,705

		30,368,149

Equity Real Estate Investment Trusts—2.2%
Healthcare Trust of America, Inc. - Class A	201,121	6,256,874
SBA Communications Corp. (a)	146,455	19,756,780

		26,013,654

Food Products—0.5%
Blue Buffalo Pet Products, Inc. (a) (b)	270,557	6,171,405

Health Care Equipment & Supplies—6.7%
Align Technology, Inc. (a) (b)	84,141	12,631,247
Cooper Cos., Inc. (The)	143,557	34,370,417
Edwards Lifesciences Corp. (a)	98,687	11,668,751
STERIS plc (b)	112,117	9,137,535
Teleflex, Inc. (b)	59,652	12,393,300

		80,201,250

Health Care Providers & Services—0.9%
Acadia Healthcare Co., Inc. (a) (b)	226,811	11,199,927

Hotels, Restaurants & Leisure—5.3%
Aramark	646,253	26,483,448
MGM Resorts International	466,240	14,588,650
Royal Caribbean Cruises, Ltd.	45,657	4,987,114
Texas Roadhouse, Inc. (b)	146,657	7,472,174
Yum! Brands, Inc.	140,296	10,348,233

		63,879,619

Insurance—2.9%
Aon plc	161,627	21,488,310
Willis Towers Watson plc (b)	87,798	12,771,097

		34,259,407

Internet & Direct Marketing Retail—1.8%
Expedia, Inc. (b)	146,118	21,764,276

IT Services—11.6%
Alliance Data Systems Corp.	39,911	10,244,755
Conduent, Inc. (a)	723,181	11,527,505
DXC Technology Co.	143,741	11,027,810
Euronet Worldwide, Inc. (a) (b)	303,754	26,538,987
Gartner, Inc. (a)	68,224	8,426,346

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Global Payments, Inc.	315,389	$28,485,934
InterXion Holding NV (a)	232,353	10,637,120
Jack Henry & Associates, Inc. (b)	95,369	9,905,978
Teradata Corp. (a) (b)	150,504	4,438,363
Vantiv, Inc. - Class A (a)	267,756	16,959,665

		138,192,463

Leisure Products—1.1%
Brunswick Corp. (b)	214,729	13,469,950

Life Sciences Tools & Services—1.8%
Illumina, Inc. (a)	50,785	8,812,213
QIAGEN NV (a) (b)	393,292	13,187,081

		21,999,294

Machinery—0.5%
Wabtec Corp. (b)	61,358	5,614,257

Media—0.4%
IMAX Corp. (a)	233,719	5,141,818

Multiline Retail—2.3%
Dollar General Corp.	254,663	18,358,655
Dollar Tree, Inc. (a)	122,165	8,541,777

		26,900,432

Oil, Gas & Consumable Fuels—0.9%
Carrizo Oil & Gas, Inc. (a) (b)	278,026	4,843,213
Concho Resources, Inc. (a)	53,645	6,519,477

		11,362,690

Pharmaceuticals—2.5%
Medicines Co. (The) (a) (b)	91,790	3,488,938
Zoetis, Inc.	416,466	25,979,149

		29,468,087

Professional Services—2.5%
Equifax, Inc.	216,789	29,791,144

Semiconductors & Semiconductor Equipment—5.4%
Integrated Device Technology, Inc. (a) (b)	432,797	11,161,835
Lam Research Corp.	108,592	15,358,166
MACOM Technology Solutions Holdings, Inc. (a) (b)	213,901	11,929,259
Monolithic Power Systems, Inc. (b)	81,777	7,883,303
Qorvo, Inc. (a) (b)	279,425	17,693,191

		64,025,754

Software—9.2%
Activision Blizzard, Inc.	308,750	17,774,738
Cadence Design Systems, Inc. (a)	561,107	18,791,473
CDK Global, Inc.	407,581	25,294,477

Software—(Continued)
Electronic Arts, Inc. (a)	252,339	26,677,279
Fortinet, Inc. (a)	157,201	5,885,605
Red Hat, Inc. (a)	166,314	15,924,566

		110,348,138

Specialty Retail—2.2%
O’Reilly Automotive, Inc. (a) (b)	65,368	14,298,596
Ross Stores, Inc.	205,321	11,853,182

		26,151,778

Trading Companies & Distributors—2.2%
Beacon Roofing Supply, Inc. (a) (b)	286,900	14,058,100
HD Supply Holdings, Inc. (a)	379,871	11,635,449

		25,693,549

Total Common Stocks (Cost $905,252,018)		1,156,460,256

Short-Term Investment—3.3%

Repurchase Agreement—3.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $39,042,774 on 07/03/17, collateralized by $39,705,000 Federal Farm Credit Bank at 1.125% due 09/22/17 with a value of $39,823,797.	39,042,384	39,042,384

Total Short-Term Investments (Cost $39,042,384)		39,042,384

Securities Lending Reinvestments (c)—11.4%

Certificates of Deposit—6.8%
ABN AMRO Bank NV Zero Coupon, 09/05/17	3,485,362	3,492,650
Bank of Montreal Chicago 1.276%, 09/06/17 (d)	5,000,000	5,000,920
Bank of Nova Scotia 1.492%, 11/03/17 (d)	3,000,000	3,002,962
Bank of Tokyo-Mitsubishi, Ltd. 1.510%, 08/18/17	2,321,289	2,302,553
1.602%, 11/16/17 (d)	2,000,000	2,001,952
BNP Paribas New York 1.524%, 08/04/17 (d)	750,000	750,089
Canadian Imperial Bank 1.630%, 10/27/17 (d)	1,000,000	1,001,125
Credit Suisse AG New York 1.314%, 11/07/17 (d)	2,000,000	2,000,162
DG Bank New York 1.140%, 07/03/17	2,000,000	1,999,980
DNB Bank ASA New York 1.412%, 07/28/17 (d)	900,000	900,113

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
KBC Bank NV Zero Coupon, 09/08/17	1,494,843	$1,496,715
1.220%, 07/26/17	3,000,000	3,000,000
1.220%, 07/27/17	4,000,000	4,000,000
Landesbank Baden-Wuerttemberg 1.150%, 07/03/17	2,000,000	1,999,980
Mitsubishi UFJ Trust and Banking Corp. 1.401%, 09/01/17 (d)	3,500,000	3,502,120
Mizuho Bank, Ltd., New York 1.400%, 11/27/17 (d)	6,500,000	6,497,010
1.451%, 09/01/17 (d)	1,700,000	1,700,371
1.610%, 08/02/17 (d)	2,000,000	2,000,610
National Australia Bank London 1.480%, 11/09/17 (d)	3,200,000	3,202,592
Natixis New York 1.287%, 11/13/17 (d)	1,000,000	999,890
Norinchukin Bank New York 1.297%, 11/13/17 (d)	2,500,000	2,500,195
1.687%, 07/12/17 (d)	3,000,000	3,000,363
Royal Bank of Canada New York 1.532%, 03/20/18 (d)	5,800,000	5,804,176
Sumitomo Mitsui Banking Corp., New York 1.551%, 08/01/17 (d)	2,000,000	2,000,778
Sumitomo Mitsui Trust Bank, Ltd., New York 1.297%, 11/13/17 (d)	1,500,000	1,499,890
1.342%, 11/16/17 (d)	2,500,000	2,499,842
1.466%, 10/26/17 (d)	4,000,000	4,001,024
Toronto Dominion Bank New York 1.467%, 03/13/18 (d)	4,500,000	4,503,343
1.475%, 01/10/18 (d)	2,500,000	2,504,156
UBS, Stamford 1.722%, 07/31/17 (d)	1,201,226	1,200,685
Wells Fargo Bank N.A. 1.547%, 10/26/17 (d)	1,250,000	1,251,118

		81,617,364

Commercial Paper—2.1%
Commonwealth Bank Australia 1.391%, 03/01/18	5,000,000	5,003,896
Erste Abwicklungsanstalt 1.379%, 07/18/17 (d)	7,100,000	7,100,412
ING Funding LLC 1.234%, 12/07/17 (d)	2,000,000	2,000,691
1.277%, 11/13/17 (d)	2,000,000	1,999,854
Manhattan Asset Funding Co. 1.434%, 09/07/17 (d)	3,500,000	3,500,210
Ridgefield Funding Co. LLC 1.434%, 09/07/17 (d)	4,000,000	4,001,601
Westpac Banking Corp. 1.506%, 10/20/17 (d)	1,500,000	1,501,495

		25,108,159

Repurchase Agreements—2.0%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $1,092,911 on 07/03/17, collateralized by $1,137,600 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $1,114,670.	1,092,813	1,092,813
Citigroup Global Markets, Ltd. Repurchase Agreement dated 01/25/17 at 1.710% to be repurchased at $758,906 on 10/02/17, collateralized by various Common Stock with a value of $825,000.	750,000	750,000
Deutsche Bank AG, London Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $1,501,163 on 07/03/17, collateralized by $326 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $1,667,735.	1,500,000	1,500,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $7,033,915 on 09/29/17, collateralized by various Common Stock with a value of $7,700,002.	7,000,000	7,000,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/08/17 at 1.150% to be repurchased at $10,009,264 on 07/07/17, collateralized by $9,016,826 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 07/20/17 - 05/15/46, with a value of $10,206,659.	10,000,000	10,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $1,524,296 on 10/02/17, collateralized by various Common Stock with a value of $1,650,000.	1,500,000	1,500,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $1,511,471 on 10/02/17, collateralized by various Common Stock with a value of $1,650,000.	1,500,000	1,500,000

		23,342,813

Time Deposits—0.5%
ABN AMRO Bank NV 1.180%, 07/07/17	2,000,000	2,000,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—(Continued)
Shinkin Central Bank 1.330%, 07/26/17	4,000,000	$4,000,000

		6,000,000

Total Securities Lending Reinvestments (Cost $136,031,811)		136,068,336

Total Investments—111.5% (Cost $1,080,326,213) (e)		1,331,570,976
Other assets and liabilities (net)—(11.5)%		(137,398,780)

Net Assets—100.0%		$1,194,172,196

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $133,499,896 and the collateral received consisted of cash in the amount of $136,045,533. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	As of June 30, 2017, the aggregate cost of investments was $1,080,326,213. The aggregate unrealized appreciation and depreciation of investments were $269,624,998 and $(18,380,235), respectively, resulting in net unrealized appreciation of $251,244,763.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,156,460,256	$—	$—	$1,156,460,256
Total Short-Term Investment*	—	39,042,384	—	39,042,384
Total Securities Lending Reinvestments*	—	136,068,336	—	136,068,336
Total Investments	$1,156,460,256	$175,110,720	$—	$1,331,570,976

Collateral for Securities Loaned (Liability)	$—	$(136,045,533)	$—	$(136,045,533)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$1,331,570,976
Receivable for:
Fund shares sold	160,571
Dividends and interest	495,330

Total Assets	1,332,226,877
Liabilities
Collateral for securities loaned	136,045,533
Payables for:
Fund shares redeemed	960,596
Accrued Expenses:
Management fees	688,901
Distribution and service fees	45,509
Deferred trustees’ fees	131,290
Other expenses	182,852

Total Liabilities	138,054,681

Net Assets	$1,194,172,196

Net Assets Consist of:
Paid in surplus	$870,828,998
Accumulated net investment loss	(455,141)
Accumulated net realized gain	72,553,576
Unrealized appreciation on investments	251,244,763

Net Assets	$1,194,172,196

Net Assets
Class A	$918,076,866
Class B	177,223,601
Class D	88,622,609
Class E	10,249,120
Capital Shares Outstanding*
Class A	26,068,889
Class B	5,545,222
Class D	2,564,774
Class E	298,046
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$35.22
Class B	31.96
Class D	34.55
Class E	34.39

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,080,326,213.
(b)	Includes securities loaned at value of $133,499,896.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends	$3,839,711
Interest	3,318
Securities lending income	339,531

Total investment income	4,182,560
Expenses
Management fees	4,183,442
Administration fees	18,655
Custodian and accounting fees	28,242
Distribution and service fees—Class B	216,512
Distribution and service fees—Class D	43,096
Distribution and service fees—Class E	7,426
Audit and tax services	20,657
Legal	18,678
Trustees’ fees and expenses	26,317
Shareholder reporting	76,496
Insurance	3,876
Miscellaneous	8,488

Total expenses	4,651,885
Less management fee waiver	(119,944)
Less broker commission recapture	(16,854)

Net expenses	4,515,087

Net Investment Loss	(332,527)

Net Realized and Unrealized Gain
Net realized gain on investments	72,872,191

Net change in unrealized appreciation on investments	88,791,200

Net realized and unrealized gain	161,663,391

Net Increase in Net Assets From Operations	$161,330,864

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(332,527)	$(554,448)
Net realized gain	72,872,191	28,284,612
Net change in unrealized appreciation	88,791,200	30,452,768

Increase in net assets from operations	161,330,864	58,182,932

From Distributions to Shareholders
Net realized capital gains
Class A	(21,562,735)	(99,260,079)
Class B	(4,569,749)	(21,703,876)
Class D	(2,121,753)	(10,011,075)
Class E	(246,731)	(1,135,232)

Total distributions	(28,500,968)	(132,110,262)

Increase (decrease) in net assets from capital share transactions	(61,587,832)	36,453,154

Total increase (decrease) in net assets	71,242,064	(37,474,176)

Net Assets
Beginning of period	1,122,930,132	1,160,404,308

End of period	$1,194,172,196	$1,122,930,132

Accumulated net investment loss
End of period	$(455,141)	$(122,614)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	78,809	$2,657,559	354,929	$11,140,121
Reinvestments	609,633	21,562,735	3,306,465	99,260,079
Redemptions	(2,107,790)	(72,589,851)	(2,241,975)	(71,084,912)

Net increase (decrease)	(1,419,348)	$(48,369,557)	1,419,419	$39,315,288

Class B
Sales	144,385	$4,547,160	287,661	$8,283,291
Reinvestments	142,360	4,569,749	792,691	21,703,876
Redemptions	(601,808)	(18,678,323)	(1,061,101)	(30,861,135)

Net increase (decrease)	(315,063)	$(9,561,414)	19,251	$(873,968)

Class D
Sales	52,353	$1,737,136	129,785	$4,014,396
Reinvestments	61,128	2,121,753	339,358	10,011,075
Redemptions	(217,902)	(7,288,211)	(506,551)	(15,730,103)

Net decrease	(104,421)	$(3,429,322)	(37,408)	$(1,704,632)

Class E
Sales	7,137	$238,428	8,990	$274,586
Reinvestments	7,144	246,731	38,639	1,135,232
Redemptions	(21,312)	(712,698)	(54,814)	(1,693,352)

Net decrease	(7,031)	$(227,539)	(7,185)	$(283,534)

Increase (decrease) derived from capital shares transactions		$(61,587,832)		$36,453,154

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013		2012
Net Asset Value, Beginning of Period	$31.41		$33.70		$37.28	$36.90	$28.92		$26.06

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	)(c)	(0.00	)(b)(c)	(0.03)	(0.05)	(0.00	)(c)	0.34
Net realized and unrealized gain on investments	4.65		1.63		1.51	3.78	9.18		2.52

Total from investment operations	4.65		1.63		1.48	3.73	9.18		2.86

Less Distributions
Distributions from net investment income	0.00		0.00		0.00	0.00	(0.42)		0.00
Distributions from net realized capital gains	(0.84)		(3.92)		(5.06)	(3.35)	(0.78)		0.00

Total distributions	(0.84)		(3.92)		(5.06)	(3.35)	(1.20)		0.00

Net Asset Value, End of Period	$35.22		$31.41		$33.70	$37.28	$36.90		$28.92

Total Return (%) (d)	14.80	(e)	5.40		2.88	11.14	32.77		10.97

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	(f)	0.75		0.74	0.76	0.75		0.78
Net ratio of expenses to average net assets (%) (g)	0.73	(f)	0.73		0.73	0.75	0.74		0.78
Ratio of net investment income (loss) to average net assets (%)	(0.01	)(f)	(0.00	)(b)(h)	(0.09)	(0.13)	(0.01)		1.21
Portfolio turnover rate (%)	13	(e)	40		60	48	120		78
Net assets, end of period (in millions)	$918.1		$863.5		$878.5	$831.2	$982.6		$571.6

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013		2012
Net Asset Value, Beginning of Period	$28.61		$31.11		$34.85	$34.79	$27.33		$24.69

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.04)		(0.07	)(b)	(0.12)	(0.13)	(0.08)		0.26
Net realized and unrealized gain on investments	4.23		1.49		1.44	3.54	8.66		2.38

Total from investment operations	4.19		1.42		1.32	3.41	8.58		2.64

Less Distributions
Distributions from net investment income	0.00		0.00		0.00	0.00	(0.34)		0.00
Distributions from net realized capital gains	(0.84)		(3.92)		(5.06)	(3.35)	(0.78)		0.00

Total distributions	(0.84)		(3.92)		(5.06)	(3.35)	(1.12)		0.00

Net Asset Value, End of Period	$31.96		$28.61		$31.11	$34.85	$34.79		$27.33

Total Return (%) (d)	14.64	(e)	5.16		2.60	10.88	32.43		10.69

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	(f)	1.00		0.99	1.01	1.00		1.03
Net ratio of expenses to average net assets (%) (g)	0.98	(f)	0.98		0.98	1.00	0.99		1.03
Ratio of net investment income (loss) to average net assets (%)	(0.26	)(f)	(0.25	)(b)	(0.35)	(0.37)	(0.25)		0.98
Portfolio turnover rate (%)	13	(e)	40		60	48	120		78
Net assets, end of period (in millions)	$177.2		$167.7		$181.7	$198.6	$201.9		$84.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class D
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$30.85		$33.20		$36.83	$36.52	$28.63	$25.82

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		(0.03	)(b)	(0.07)	(0.08)	(0.04)	0.30
Net realized and unrealized gain on investments	4.56		1.60		1.50	3.74	9.09	2.51

Total from investment operations	4.54		1.57		1.43	3.66	9.05	2.81

Less Distributions
Distributions from net investment income	0.00		0.00		0.00	0.00	(0.38)	0.00
Distributions from net realized capital gains	(0.84)		(3.92)		(5.06)	(3.35)	(0.78)	0.00

Total distributions	(0.84)		(3.92)		(5.06)	(3.35)	(1.16)	0.00

Net Asset Value, End of Period	$34.55		$30.85		$33.20	$36.83	$36.52	$28.63

Total Return (%) (d)	14.71	(e)	5.29		2.78	11.06	32.63	10.88

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	(f)	0.85		0.84	0.86	0.85	0.88
Net ratio of expenses to average net assets (%) (g)	0.83	(f)	0.83		0.83	0.85	0.84	0.88
Ratio of net investment income (loss) to average net assets (%)	(0.11	)(f)	(0.10	)(b)	(0.20)	(0.22)	(0.13)	1.06
Portfolio turnover rate (%)	13	(e)	40		60	48	120	78
Net assets, end of period (in millions)	$88.6		$82.3		$89.8	$101.3	$107.1	$99.9

	Class E
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$30.71		$33.08		$36.73	$36.46	$28.58	$25.79

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)		(0.05	)(b)	(0.09)	(0.10)	(0.06)	0.29
Net realized and unrealized gain on investments	4.55		1.60		1.50	3.72	9.09	2.50

Total from investment operations	4.52		1.55		1.41	3.62	9.03	2.79

Less Distributions
Distributions from net investment income	0.00		0.00		0.00	0.00	(0.37)	0.00
Distributions from net realized capital gains	(0.84)		(3.92)		(5.06)	(3.35)	(0.78)	0.00

Total distributions	(0.84)		(3.92)		(5.06)	(3.35)	(1.15)	0.00

Net Asset Value, End of Period	$34.39		$30.71		$33.08	$36.73	$36.46	$28.58

Total Return (%) (d)	14.71	(e)	5.25		2.72	10.96	32.59	10.82

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	(f)	0.90		0.89	0.91	0.90	0.93
Net ratio of expenses to average net assets (%) (g)	0.88	(f)	0.88		0.88	0.90	0.89	0.93
Ratio of net investment income (loss) to average net assets (%)	(0.16	)(f)	(0.15	)(b)	(0.25)	(0.28)	(0.17)	1.04
Portfolio turnover rate (%)	13	(e)	40		60	48	120	78
Net assets, end of period (in millions)	$10.2		$9.4		$10.3	$11.2	$11.7	$10.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Net investment income (loss) was less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(h)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, Metlife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Frontier Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered and offers four classes of shares: Class A, B, D and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

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Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, adjustments to prior period accumulated balances and net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

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Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $39,042,384. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $23,342,813. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

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Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$149,151,082	$0	$269,561,386

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$4,183,442	0.750%	Of the first $500 million
	0.700%	Of the next $500 million
	0.650%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Frontier Capital Management Company, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	On the first $500 million
0.025%	Over $850 million and less than $1 billion
(0.025)%	On the next $250 million

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2017 are shown as a management fee waiver in the Statement of Operations.

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Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B, D, and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, and E Shares. Under the Distribution and Service Plan, the Class B, D, and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.10% per year for Class D Shares, and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$—	$25,138,144	$132,110,262	$136,736,489	$132,110,262	$161,874,633

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$—	$28,382,089	$162,253,825	$—	$190,635,914

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

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Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

9. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

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Brighthouse Funds Trust II

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
33,047,370	1,068,519	2,369,647

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	34,058,418	2,427,119
Robert Boulware	34,046,663	2,438,874
Susan C. Gause	34,081,840	2,403,696
Nancy Hawthorne	34,105,958	2,379,578
Barbara A. Nugent	34,120,561	2,364,975
John Rosenthal	34,025,246	2,460,291
Linda B. Strumpf	34,084,714	2,400,822
Dawn M. Vroegop	34,072,173	2,413,364

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Brighthouse Funds Trust II

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A, B and E shares of the Jennison Growth Portfolio returned 18.74%, 18.66%, and 18.69%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 13.99%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets advanced broadly in 2017’s first half. In the U.S., solid economic fundamentals, including moderate GDP (Gross Domestic Product) expansion, robust employment, and accelerating corporate profit growth, held sway over the new administration’s shaky start and Congress’s inaction. Inflation remained benign, as oil prices fell. The U.S. dollar declined against major world currencies, and gold and other major metal prices rose. The Federal Reserve raised the federal funds target rate to 1.00%-1.25%. As the legislative process for altering health care policy extended well beyond the GOP’s original timetable, other legislation—raising the debt ceiling, passing a budget resolution, tax reform, and infrastructure spending—stalled. The firing of FBI director James Comey, which led to the appointment of a special counsel to assume his investigation of Russia’s interference in the 2016 presidential election, stoked further political acrimony and impeded action on policies proposed during the 2016 campaign.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Information Technology (“IT”) positions were key contributors to Portfolio outperformance, with both stock selection and an overweight benefiting absolute and relative return. Internet and mobile technologies have been transforming the world for some time, yet their impact, far from moderating, continues to grow. This inflection point in the broad-based effects of technology continues to be a major driver of returns and a key investment theme. Nowhere is this more dramatic than China. Alibaba’s financial results beat consensus expectations on most key metrics. The company operates China’s largest global online wholesale platform for small businesses, China’s largest online retail website, and China’s largest online third-party platform for brands and retailers. Tencent, China’s largest and most visited Internet service portal, continued to perform well fundamentally driven by its dominant position in China’s online gaming and instant messaging markets and its growing advertising and payment service efforts. Its revenue and earnings exceeded forecasts. Apple’s strength reflected the proliferation of the iOS platform across mobile phone, tablet, and personal computer landscapes as well as the financial power and attractive margins of the company’s hardware products. The technology of social media has changed how we interact with friends and family, and how and when we consume and share information. Facebook’s revenue and earnings beat consensus expectations, with user growth continuing to accelerate and engagement remaining solid. We believe that as the Internet-based social platform solidifies its dominant position, it continued to increase its appeal to both users and advertisers. Adobe Systems makes digital-imaging and print-publishing products as well as web-development tools and online-analytics software. Its revenue, operating margin, earnings, and cash flow beat projections. Nvidia transformed itself from a personal-computer-centric graphics provider to a company focused on key high-growth markets where we believe it can leverage its graphics expertise to offer high-value-added solutions. Its revenue and earnings exceeded expectations, and the company’s guidance likewise surpassed forecasts.

Technological innovation is affecting not only the Technology sector but many other industries, as well. In the Consumer sectors, it’s transforming the retail industry. Amazon’s proposed acquisition of Whole Foods potentially unlocks another large addressable market over the long term. It also suggests that food retailers will have to focus on e-commerce efforts and customer data to drive traffic. As Amazon’s business momentum continues, we believe investments in distribution, digital content, Prime Now/Amazon Fresh, Alexa/Echo, and India will continue to fuel growth. Technology is also altering the automotive industry. We continue to believe that Tesla is positioned to drive rapid growth in the adoption of electric autos. Its revenue and automobile gross margin were better than anticipated. Technology has also transformed how we plan and book travel. Priceline is benefitting from the secular shift to online travel spending, especially in markets with lower market penetration offering greater early-stage growth opportunities.

In Health Care, advances in human genome mapping and gene-sequencing technology have coupled with a new understanding of the underlying biology of diseases. The result is an innovation cycle in which companies are able to identify gene function and implement new technology platforms to develop drugs that more precisely target underlying disease mechanisms. We expect that productive research and development activity will yield effective disease treatments that improve the quality of patients’ lives – characteristics that have been the source of longer-term outperformance in the sector. However, Health Care holdings have been challenged of late. Alexion Pharmaceuticals declined on news of an investigation into its sales practices and a management shakeup. The Portfolio’s position was eliminated. Bristol-Myers Squibb fell on dashed hopes for an accelerated approval timeline for its combination of two drugs in the treatment of lung cancer.

Other detractors from Portfolio performance included Qualcomm and O’Reilly Automotive. Cellphone chipmaker Qualcomm fell on new and ongoing antitrust litigation. The position was eliminated by period end. O’Reilly Automotive’s revenue, earnings, and comparable-store sales missed estimates. The stock’s weakness also may have reflected concerns about online competition.

Energy positions Halliburton, EOG Resources, and Concho Resources declined along with the benchmark sector, as expectations that oil prices would stabilize and that oil field capital spending programs would accelerate have come into question. The Portfolio’s position in Halliburton was eliminated during the period.

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Brighthouse Funds Trust II

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*—(Continued)

The Portfolio is constructed through individual stock selection, based on the fundamentals of individual companies. Sector weights over the course of 2017’s first six months were largely stable. Relative to the Russell 1000 Growth benchmark, the Portfolio ended the period overweight IT and Consumer Discretionary, and underweight Industrials and Consumer Staples.

Kathleen A. McCarragher

Spiros “Sig” Segalas

Michael A. Del Balso

Portfolio Managers

Jennison Associates LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Jennison Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year
Jennison Growth Portfolio
Class A	18.74	27.50	15.43	9.26
Class B	18.66	27.23	15.15	8.99
Class E	18.69	27.29	15.26	9.09
Russell 1000 Growth Index	13.99	20.42	15.30	8.91

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
Apple, Inc.	5.6
Amazon.com, Inc.	4.9
Facebook, Inc. - Class A	4.5
Alibaba Group Holding, Ltd. (ADR)	4.0
Microsoft Corp.	3.7
Netflix, Inc.	3.4
Tencent Holdings, Ltd.	3.3
MasterCard, Inc. - Class A	3.0
Visa, Inc. - Class A	2.9
Alphabet, Inc. - Class C	2.9

Top Sectors

% of Net Assets
Information Technology	46.8
Consumer Discretionary	25.9
Health Care	11.5
Financials	4.9
Industrials	4.3
Consumer Staples	2.5
Energy	1.4
Real Estate	1.3
Materials	1.0

BHFTII-3

Brighthouse Funds Trust II

Jennison Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Jennison Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.54%	$1,000.00	$1,187.40	$2.93
	Hypothetical*	0.54%	$1,000.00	$1,022.12	$2.71

Class B(a)	Actual	0.79%	$1,000.00	$1,186.60	$4.28
	Hypothetical*	0.79%	$1,000.00	$1,020.88	$3.96

Class E(a)	Actual	0.69%	$1,000.00	$1,186.90	$3.74
	Hypothetical*	0.69%	$1,000.00	$1,021.37	$3.46

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—99.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.0%
Boeing Co. (The)	280,802	$55,528,596

Automobiles—1.6%
Tesla, Inc. (a) (b)	125,279	45,302,139

Banks—1.1%
JPMorgan Chase & Co.	346,634	31,682,348

Beverages—0.9%
Constellation Brands, Inc. - Class A	128,073	24,811,582

Biotechnology—6.2%
BioMarin Pharmaceutical, Inc. (a)	405,002	36,782,282
Celgene Corp. (a)	510,298	66,272,401
Regeneron Pharmaceuticals, Inc. (a)	49,803	24,460,245
Shire plc (ADR) (b)	161,332	26,663,340
Vertex Pharmaceuticals, Inc. (a)	121,305	15,632,575

		169,810,843

Capital Markets—3.7%
Goldman Sachs Group, Inc. (The)	212,625	47,181,488
Morgan Stanley	480,904	21,429,082
S&P Global, Inc.	231,121	33,741,355

		102,351,925

Chemicals—1.0%
Albemarle Corp.	250,004	26,385,422

Equity Real Estate Investment Trusts—1.3%
Crown Castle International Corp.	358,967	35,961,314

Food & Staples Retailing—1.6%
Costco Wholesale Corp.	271,374	43,400,844

Health Care Equipment & Supplies—0.5%
Boston Scientific Corp. (a)	498,067	13,806,417

Hotels, Restaurants & Leisure—3.5%
Marriott International, Inc. - Class A	549,655	55,135,893
McDonald’s Corp.	275,844	42,248,267

		97,384,160

Internet & Direct Marketing Retail—11.4%
Amazon.com, Inc. (a)	138,673	134,235,464
Expedia, Inc.	172,916	25,755,838
Netflix, Inc. (a)	620,770	92,749,246
Priceline Group, Inc. (The) (a)	32,620	61,016,362

		313,756,910

Internet Software & Services—17.6%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	786,615	110,834,053
Alphabet, Inc. - Class A (a)	84,576	78,628,616
Alphabet, Inc. - Class C (a)	86,841	78,915,022
Facebook, Inc. - Class A (a)	822,347	124,157,950

Internet Software & Services—(Continued)
Tencent Holdings, Ltd.	2,568,348	91,651,984

		484,187,625

IT Services—5.8%
MasterCard, Inc. - Class A	673,669	81,817,100
Visa, Inc. - Class A (b)	844,622	79,208,651

		161,025,751

Life Sciences Tools & Services—1.2%
Illumina, Inc. (a) (b)	184,316	31,982,512

Machinery—1.4%
Parker-Hannifin Corp.	239,817	38,327,553

Media—2.1%
Charter Communications, Inc. - Class A (a)	135,893	45,775,557
Time Warner, Inc.	112,728	11,319,019

		57,094,576

Oil, Gas & Consumable Fuels—1.4%
Concho Resources, Inc. (a)	147,278	17,898,696
EOG Resources, Inc.	231,739	20,977,014

		38,875,710

Pharmaceuticals—3.7%
Allergan plc	192,519	46,799,444
Bristol-Myers Squibb Co.	981,611	54,695,365

		101,494,809

Road & Rail—0.9%
CSX Corp.	434,820	23,723,779

Semiconductors & Semiconductor Equipment—4.4%
Broadcom, Ltd.	191,973	44,739,308
NVIDIA Corp.	526,825	76,157,822

		120,897,130

Software—13.4%
Activision Blizzard, Inc.	623,954	35,921,032
Adobe Systems, Inc. (a)	526,198	74,425,445
Microsoft Corp.	1,473,978	101,601,304
Red Hat, Inc. (a)	345,818	33,112,073
Salesforce.com, Inc. (a)	811,197	70,249,660
Splunk, Inc. (a) (b)	359,615	20,458,497
Workday, Inc. - Class A (a) (b)	339,686	32,949,542

		368,717,553

Specialty Retail—5.6%
Home Depot, Inc. (The)	286,112	43,889,581
Industria de Diseno Textil S.A.	1,426,525	54,934,534
O’Reilly Automotive, Inc. (a) (b)	142,059	31,073,985
Ulta Salon Cosmetics & Fragrance, Inc. (a)	86,161	24,757,502

		154,655,602

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Technology Hardware, Storage & Peripherals—5.6%
Apple, Inc.	1,076,257	$155,002,533

Textiles, Apparel & Luxury Goods—1.7%
adidas AG	238,722	45,763,013

Total Common Stocks (Cost $1,795,460,985)		2,741,930,646

Short-Term Investment—0.1%

Repurchase Agreement—0.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $3,738,688 on 07/03/17, collateralized by $3,830,000 Federal Home Loan Bank zero coupon due 11/03/17 with a value of $3,815,657.	3,738,651	3,738,651

Total Short-Term Investments (Cost $3,738,651)		3,738,651

Securities Lending Reinvestments (c)—9.1%

Certificates of Deposit—5.3%
ABN AMRO Bank NV Zero Coupon, 09/05/17	7,468,632	7,484,250
Bank of Montreal 1.130%, 07/07/17	5,500,000	5,499,945
Bank of Montreal Chicago 1.276%, 09/06/17 (d)	4,550,000	4,550,837
Bank of Nova Scotia Houston 1.492%, 11/03/17 (d)	5,000,000	5,004,936
Bank of Tokyo-Mitsubishi, Ltd. 1.510%, 08/18/17	3,027,768	3,003,330
1.602%, 11/16/17 (d)	2,000,000	2,001,952
BNP Paribas New York 1.524%, 08/04/17 (d)	2,500,000	2,500,298
Canadian Imperial Bank 1.630%, 10/27/17 (d)	1,000,000	1,001,125
Credit Industriel et Commercial 1.125%, 07/03/17	1,000,000	1,000,022
Credit Suisse AG New York 1.314%, 11/07/17 (d)	7,500,000	7,500,607
1.466%, 10/25/17 (d)	1,000,000	1,000,059
DG Bank New York 1.140%, 07/03/17	1,000,000	999,990
DNB NOR Bank ASA 1.412%, 07/28/17 (d)	2,900,000	2,900,363
KBC Bank NV 1.220%, 07/26/17	2,000,000	2,000,000
1.220%, 07/27/17	12,000,000	12,000,000
Landesbank Baden-Wuerttemberg 1.150%, 07/03/17	7,500,000	7,499,925

Certificates of Deposit—(Continued)
Mitsubishi UFJ Trust and Banking Corp. 1.401%, 09/01/17 (d)	8,900,000	8,905,390
Mizuho Bank, Ltd., New York 1.400%, 11/27/17 (d)	10,000,000	9,995,400
1.451%, 09/01/17 (d)	1,500,000	1,500,327
1.610%, 08/02/17 (d)	3,700,000	3,701,129
Natixis New York 1.287%, 11/13/17 (d)	2,000,000	1,999,780
Norinchukin Bank New York 1.297%, 11/13/17 (d)	2,500,000	2,500,195
1.584%, 08/21/17 (d)	2,000,000	2,000,738
Royal Bank of Canada New York 1.532%, 03/20/18 (d)	10,000,000	10,007,200
Sumitomo Mitsui Banking Corp. 1.480%, 08/09/17	504,617	500,115
Sumitomo Mitsui Banking Corp., New York 1.551%, 08/01/17 (d)	7,500,000	7,502,917
Sumitomo Mitsui Trust Bank, Ltd., New York 1.297%, 11/13/17 (d)	1,500,000	1,499,891
1.466%, 10/26/17 (d)	11,000,000	11,002,816
Toronto Dominion Bank New York 1.467%, 03/13/18 (d)	12,500,000	12,509,287
UBS, Stamford 1.722%, 07/31/17 (d)	2,502,555	2,501,428
Wells Fargo Bank San Francisco N.A. 1.547%, 10/26/17 (d)	3,500,000	3,503,129

		145,577,381

Commercial Paper—1.8%
Commonwealth Bank Australia 1.391%, 03/01/18	9,000,000	9,007,013
Erste Abwicklungsanstalt 1.379%, 07/18/17 (d)	14,100,000	14,100,818
ING Funding LLC 1.234%, 12/07/17 (d)	4,000,000	4,001,381
1.277%, 11/13/17 (d)	4,500,000	4,499,672
LMA S.A. & LMA Americas 1.150%, 07/07/17	4,998,882	4,999,361
Manhattan Asset Funding Co. 1.434%, 09/07/17 (d)	1,250,000	1,250,075
National Australia Bank, Ltd. 1.563%, 12/06/17 (d)	2,000,000	2,002,702
Ridgefield Funding Co. LLC 1.434%, 09/07/17 (d)	5,000,000	5,002,001
Westpac Banking Corp. 1.506%, 10/20/17 (d)	5,300,000	5,305,284

		50,168,307

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—1.6%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $783,764 on 07/03/17, collateralized by $815,812 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $799,368.	783,694	$783,694
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/17 at 1.100% to be repurchased at $1,000,092 on 07/03/17, collateralized by $996,157 U.S. Treasury and Foreign Obligations with rates ranging from 1.375% - 4.500%, maturity dates ranging from 04/10/18 - 02/15/36, with a value of $1,020,000.	1,000,000	1,000,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $10,001,000 on 07/03/17, collateralized by $10,167,333 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $10,200,031.	10,000,000	10,000,000
Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $7,505,813 on 07/03/17, collateralized by $1,630 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $8,338,676.	7,500,000	7,500,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $6,431,008 on 09/29/17, collateralized by various Common Stock with a value of $7,040,002.	6,400,000	6,400,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/08/17 at 1.150% to be repurchased at $10,009,264 on 07/07/17, collateralized by $9,016,826 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 07/20/17 - 05/15/46, with a value of $10,206,659.	10,000,000	10,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $4,572,889 on 10/02/17, collateralized by various Common Stock with a value of $4,950,000.	4,500,000	4,500,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $5,038,238 on 10/02/17, collateralized by various Common Stock with a value of $5,500,001.	5,000,000	5,000,000

		45,183,694

Time Deposits—0.4%
Australia New Zealand Bank 1.150%, 07/03/17	100,000	100,000
Credit Industriel et Commercial 1.100%, 07/03/17	2,000,000	2,000,000
Landesbank Baden-Wuerttemberg 1.200%, 07/03/17	100,000	100,000
Shinkin Central Bank 1.330%, 07/26/17	6,300,000	6,300,000
Standard Chartered plc 1.200%, 07/03/17	2,000,000	2,000,000

		10,500,000

Total Securities Lending Reinvestments (Cost $251,367,351)		251,429,382

Total Investments—108.8% (Cost $2,050,566,987) (e)		2,997,098,679
Other assets and liabilities (net)—(8.8)%		(243,668,284)

Net Assets—100.0%		$2,753,430,395

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $245,450,226 and the collateral received consisted of cash in the amount of $251,386,148. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	As of June 30, 2017, the aggregate cost of investments was $2,050,566,987. The aggregate unrealized appreciation and depreciation of investments were $961,152,435 and $(14,620,743), respectively, resulting in net unrealized appreciation of $946,531,692.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$55,528,596	$—	$—	$55,528,596
Automobiles	45,302,139	—	—	45,302,139
Banks	31,682,348	—	—	31,682,348
Beverages	24,811,582	—	—	24,811,582
Biotechnology	169,810,843	—	—	169,810,843
Capital Markets	102,351,925	—	—	102,351,925
Chemicals	26,385,422	—	—	26,385,422
Equity Real Estate Investment Trusts	35,961,314	—	—	35,961,314
Food & Staples Retailing	43,400,844	—	—	43,400,844
Health Care Equipment & Supplies	13,806,417	—	—	13,806,417
Hotels, Restaurants & Leisure	97,384,160	—	—	97,384,160
Internet & Direct Marketing Retail	313,756,910	—	—	313,756,910
Internet Software & Services	392,535,641	91,651,984	—	484,187,625
IT Services	161,025,751	—	—	161,025,751
Life Sciences Tools & Services	31,982,512	—	—	31,982,512
Machinery	38,327,553	—	—	38,327,553
Media	57,094,576	—	—	57,094,576
Oil, Gas & Consumable Fuels	38,875,710	—	—	38,875,710
Pharmaceuticals	101,494,809	—	—	101,494,809
Road & Rail	23,723,779	—	—	23,723,779
Semiconductors & Semiconductor Equipment	120,897,130	—	—	120,897,130
Software	368,717,553	—	—	368,717,553
Specialty Retail	99,721,068	54,934,534	—	154,655,602
Technology Hardware, Storage & Peripherals	155,002,533	—	—	155,002,533
Textiles, Apparel & Luxury Goods	—	45,763,013	—	45,763,013
Total Common Stocks	2,549,581,115	192,349,531	—	2,741,930,646
Total Short-Term Investment*	—	3,738,651	—	3,738,651
Total Securities Lending Reinvestments*	—	251,429,382	—	251,429,382
Total Investments	$2,549,581,115	$447,517,564	$—	$2,997,098,679

Collateral for Securities Loaned (Liability)	$—	$(251,386,148)	$—	$(251,386,148)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Jennison Growth Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$2,997,098,679
Receivable for:
Investments sold	37,817,012
Fund shares sold	454,237
Dividends and interest	370,483

Total Assets	3,035,740,411
Liabilities
Collateral for securities loaned	251,386,148
Payables for:
Investments purchased	28,133,562
Fund shares redeemed	976,246
Accrued Expenses:
Management fees	1,194,731
Distribution and service fees	176,985
Deferred trustees’ fees	155,569
Other expenses	286,775

Total Liabilities	282,310,016

Net Assets	$2,753,430,395

Net Assets Consist of:
Paid in surplus	$1,621,941,842
Undistributed net investment income	5,567,784
Accumulated net realized gain	179,392,561
Unrealized appreciation on investments and foreign currency transactions	946,528,208

Net Assets	$2,753,430,395

Net Assets
Class A	$1,901,498,243
Class B	839,537,915
Class E	12,394,237
Capital Shares Outstanding*
Class A	130,471,510
Class B	58,421,651
Class E	855,190
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.57
Class B	14.37
Class E	14.49

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,050,566,987.
(b)	Includes securities loaned at value of $245,450,226.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (a)	$13,539,225
Interest	6,300
Securities lending income	851,157

Total investment income	14,396,682
Expenses
Management fees	8,126,721
Administration fees	42,988
Custodian and accounting fees	80,344
Distribution and service fees—Class B	1,025,342
Distribution and service fees—Class E	8,768
Audit and tax services	20,657
Legal	18,678
Trustees’ fees and expenses	26,317
Shareholder reporting	70,133
Insurance	8,961
Miscellaneous	41,387

Total expenses	9,470,296
Less management fee waiver	(1,084,694)
Less broker commission recapture	(51,707)

Net expenses	8,333,895

Net Investment Income	6,062,787

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	179,848,560
Foreign currency transactions	(6,393)

Net realized gain	179,842,167

Net change in unrealized appreciation on:
Investments	279,618,232
Foreign currency transactions	7,058

Net change in unrealized appreciation	279,625,290

Net realized and unrealized gain	459,467,457

Net Increase in Net Assets From Operations	$465,530,244

(a)	Net of foreign withholding taxes of $174,759.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Jennison Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,062,787	$6,998,309
Net realized gain	179,842,167	197,819,055
Net change in unrealized appreciation (depreciation)	279,625,290	(203,964,428)

Increase in net assets from operations	465,530,244	852,936

From Distributions to Shareholders
Net investment income
Class A	(6,092,912)	(5,320,506)
Class B	(708,505)	(166,514)
Class E	(21,896)	(14,444)
Net realized capital gains
Class A	(135,871,942)	(235,463,323)
Class B	(60,767,920)	(105,625,369)
Class E	(871,933)	(1,446,696)

Total distributions	(204,335,108)	(348,036,852)

Increase (decrease) in net assets from capital share transactions	(81,176,488)	143,300,114

Total increase (decrease) in net assets	180,018,648	(203,883,802)

Net Assets
Beginning of period	2,573,411,747	2,777,295,549

End of period	$2,753,430,395	$2,573,411,747

Undistributed net investment income
End of period	$5,567,784	$6,328,310

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	949,251	$13,975,912	3,073,897	$42,526,889
Reinvestments	9,730,285	141,964,854	19,386,782	240,783,829
Redemptions	(15,024,722)	(222,450,753)	(11,647,772)	(156,455,180)

Net increase (decrease)	(4,345,186)	$(66,509,987)	10,812,907	$126,855,538

Class B
Sales	913,201	$13,455,745	3,234,110	$43,395,835
Reinvestments	4,272,163	61,476,425	8,629,030	105,791,883
Redemptions	(6,195,469)	(90,059,222)	(9,868,582)	(132,583,024)

Net increase (decrease)	(1,010,105)	$(15,127,052)	1,994,558	$16,604,694

Class E
Sales	60,779	$900,994	110,299	$1,490,776
Reinvestments	61,601	893,829	118,216	1,461,140
Redemptions	(90,688)	(1,334,272)	(229,835)	(3,112,034)

Net increase (decrease)	31,692	$460,551	(1,320)	$(160,118)

Increase (decrease) derived from capital shares transactions		$(81,176,488)		$143,300,114

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015		2014	2013	2012
Net Asset Value, Beginning of Period	$13.25		$15.30		$16.23		$15.82	$11.73	$12.14

Income (Loss) from Investment Operations
Net investment income (a)	0.04		0.05		0.04		0.04	0.04	0.07
Net realized and unrealized gain (loss) on investments	2.45		(0.16)		1.67		1.26	4.25	1.88

Total from investment operations	2.49		(0.11)		1.71		1.30	4.29	1.95

Less Distributions
Distributions from net investment income	(0.05)		(0.04)		(0.05)		(0.04)	(0.06)	(0.03)
Distributions from net realized capital gains	(1.12)		(1.90)		(2.59)		(0.85)	(0.14)	(2.33)

Total distributions	(1.17)		(1.94)		(2.64)		(0.89)	(0.20)	(2.36)

Net Asset Value, End of Period	$14.57		$13.25		$15.30		$16.23	$15.82	$11.73

Total Return (%) (b)	18.74	(c)	0.17		10.78		9.06	37.00	15.78

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	(d)	0.62		0.62		0.62	0.62	0.64
Net ratio of expenses to average net assets (%) (e)	0.54	(d)	0.55		0.54		0.54	0.55	0.57
Ratio of net investment income to average net assets (%)	0.52	(d)	0.35		0.27		0.26	0.31	0.58
Portfolio turnover rate (%)	17	(c)	25		28		25	36	41
Net assets, end of period (in millions)	$1,901.5		$1,786.2		$1,897.1		$2,047.5	$2,332.0	$1,744.7

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015		2014	2013	2012
Net Asset Value, Beginning of Period	$13.06		$15.11		$16.05		$15.66	$11.61	$12.03

Income (Loss) from Investment Operations
Net investment income (a)	0.02		0.01		0.00	(f)	0.00 (f)	0.01	0.03
Net realized and unrealized gain (loss) on investments	2.42		(0.16)		1.65		1.25	4.21	1.88

Total from investment operations	2.44		(0.15)		1.65		1.25	4.22	1.91

Less Distributions
Distributions from net investment income	(0.01)		(0.00	)(g)	(0.00	)(g)	(0.01)	(0.03)	(0.00	)(g)
Distributions from net realized capital gains	(1.12)		(1.90)		(2.59)		(0.85)	(0.14)	(2.33)

Total distributions	(1.13)		(1.90)		(2.59)		(0.86)	(0.17)	(2.33)

Net Asset Value, End of Period	$14.37		$13.06		$15.11		$16.05	$15.66	$11.61

Total Return (%) (b)	18.66	(c)	(0.13)		10.54		8.74	36.73	15.56

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(d)	0.87		0.87		0.87	0.87	0.89
Net ratio of expenses to average net assets (%) (e)	0.79	(d)	0.80		0.79		0.79	0.80	0.82
Ratio of net investment income to average net assets (%)	0.27	(d)	0.10		0.02		0.01	0.06	0.30
Portfolio turnover rate (%)	17	(c)	25		28		25	36	41
Net assets, end of period (in millions)	$839.5		$776.3		$867.6		$907.1	$976.7	$804.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.17		$15.22	$16.15	$15.75	$11.67	$12.09

Income (Loss) from Investment Operations
Net investment income (a)	0.03		0.03	0.02	0.02	0.02	0.04
Net realized and unrealized gain (loss) on investments	2.44		(0.16)	1.66	1.25	4.24	1.88

Total from investment operations	2.47		(0.13)	1.68	1.27	4.26	1.92

Less Distributions
Distributions from net investment income	(0.03)		(0.02)	(0.02)	(0.02)	(0.04)	(0.01)
Distributions from net realized capital gains	(1.12)		(1.90)	(2.59)	(0.85)	(0.14)	(2.33)

Total distributions	(1.15)		(1.92)	(2.61)	(0.87)	(0.18)	(2.34)

Net Asset Value, End of Period	$14.49		$13.17	$15.22	$16.15	$15.75	$11.67

Total Return (%) (b)	18.69	(c)	(0.01)	10.66	8.86	36.90	15.58

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	(d)	0.77	0.77	0.77	0.77	0.79
Net ratio of expenses to average net assets (%) (e)	0.69	(d)	0.70	0.69	0.69	0.70	0.72
Ratio of net investment income to average net assets (%)	0.37	(d)	0.20	0.12	0.11	0.16	0.38
Portfolio turnover rate (%)	17	(c)	25	28	25	36	41
Net assets, end of period (in millions)	$12.4		$10.8	$12.6	$12.0	$12.5	$11.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Net investment income (loss) was less than $0.01.
(g)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, Metlife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Jennison Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

BHFTII-13

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, real estate investment trusts (“REITs”), adjustments to prior period accumulated balances and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

BHFTII-14

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $ 3,738,651. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $45,183,694. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

BHFTII-15

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$459,631,439	$0	$741,852,999

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$8,126,721	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Jennison Associates LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period January 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.100%	Of the first $200 million
0.050%	On the next $800 million
0.100%	On the next $1 billion
0.080%	On amounts in excess of $2 billion

BHFTII-16

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Amounts waived for the six months ended June 30, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$5,501,464	$8,272,620	$342,535,388	$435,555,050	$348,036,852	$443,827,670

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$6,476,431	$197,548,587	$666,416,520	$—	$870,441,538

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

BHFTII-17

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

9. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTII-18

Brighthouse Funds Trust II

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
176,805,238	6,701,636	12,699,052

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	181,563,593	14,642,333
Robert Boulware	181,212,710	14,993,216
Susan C. Gause	181,540,683	14,665,243
Nancy Hawthorne	181,533,763	14,672,164
Barbara A. Nugent	181,543,586	14,662,341
John Rosenthal	181,459,721	14,746,205
Linda B. Strumpf	181,415,505	14,790,421
Dawn M. Vroegop	181,469,858	14,736,068

BHFTII-19

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A, B and E shares of the Loomis Sayles Small Cap Core Portfolio returned 4.54%, 4.42%, and 4.47%, respectively. The Portfolio’s benchmark, the Russell 2000 Index1, returned 4.99%.

MARKET ENVIRONMENT / CONDITIONS

The equity markets continued to climb during the period, extending the post-election rally and preserving positive trends since February of 2016. Underlying positive market action was a change in leadership between growth and value stocks. Over the first half of 2017, growth stocks had been outperforming value stocks. Similarly, large cap stocks outperformed small cap stocks. This marks a notable change from the rally following the U.S. Presidential election which favored domestically focused small cap stocks and value stocks like financials that are potential beneficiaries of fiscal stimulus, reduced regulation and higher interest rates. The market shift over the period reflected a more stable economic environment and lowered expectations for the Trump administration’s ability to implement policy changes. Sector leadership was concentrated in growth segments such as Health Care and Information Technology, while traditional value sectors such as Energy, Financials and Consumer Staples lagged. The difference in performance between small cap sectors was notable, despite overall market volatility tracking at historical lows. For instance, small cap Health Care stocks in the Russell 2000 Index were up over 22% during the first half of 2017, while the Energy sector was down almost 28%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Russell 2000 Index during the six months ended June 30, 2017. Positive stock selection was offset by negative sector allocation. An underweight to the top-performing Health Care sector, despite solid stock selection, and a slight overweight to the bottom-performing Energy sector hurt the Portfolio’s overall return. Positive stock performance in the Information Technology, Consumer Discretionary and Health Care sectors were additive to the Portfolio’s results.

The largest detractors to performance were Synchronoss Technologies, U.S. Silica Holdings, and Genesco. In technology, Synchronoss Technologies, a provider of hosted storage, software and services to the telecommunications industry, surprised to the downside with some disappointing news. The company pre-announced a first-quarter earnings shortfall in late April. The company also announced the sudden departure of its new CEO and CFO, both of whom had only been with the company for a couple of weeks. We eliminated the holding over the period. U.S. Silica is a producer and logistical supplier of sand for energy and industrial markets. Investor concerns were focused on OPEC (Organization of Petroleum Exporting Companies) and the price of oil, as well as industry announcements of growth in sand mine capacity. We retained a constructive view in the stock driven by our belief of a good management team, a solid balance sheet, a diversified asset base, the industry trend of increased sand consumption on a per well basis, and the significantly under-appreciated last-mile logistical assets. Genesco is a mall based retailer of footwear and headwear, operating through Journeys, Johnston & Murphy, Schuh and Lids retail brands. While we believe retail in general has been weak and recent changes in fashion trends have negatively impacted the Journeys store concept, other brands such as Lids appear poised for improvement. In our view, the stock’s valuation was fundamentally attractive, and we maintained the position in anticipation of improving trends in the second half of the year.

The Portfolio’s top contributors to performance were Marriott Vacations Worldwide, Cynosure, and RingCentral. Marriott Vacations Worldwide, a developer of timeshare ownership properties operating under the Ritz-Carlton and Marriott brand names, was a top contributor over the period. The company reported another strong quarterly result, and expectations for further consolidation within the timeshare industry led to solid gains in the stock. We reduced the Portfolio’s holdings during the period to manage the position size, as valuations increased. Cynosure manufactures lasers for medical and aesthetic treatment applications. In February, Hologic acquired Cynosure at a 28% premium to its prior day closing price. The holding was sold during the first quarter. RingCentral offers a cloud-based service that replaces the need to install business communication systems (dubbed PBXs) on premise, offering advantages such as minimal upfront investment, rapid deployment and management ease. The company reported revenues that surpassed Wall Street estimates and the company raised 2017 guidance.

During the period, we added new stocks with attractive investment potential and eliminated holdings where valuations had exceeded our target levels or where fundamental trends strayed from our investment thesis. New positions included C&J Energy Services, a leading oilfield services company providing a range of well completion and well support services; Nautilus, a fitness equipment company; CenterState Banks, the holding company for CenterState Bank of Florida; Ingevity, a leading manufacturer of activated carbon used in gasoline emission control in cars, trucks and other vehicles; and Varex Imaging, who designs, manufactures, and sells x-ray imaging components and is a recent spin-out from Varian Medical. Eliminations included Cynosure and Nord Anglia Education (Hong Kong) which were both acquisition targets. Other sales included Life Storage and Gibraltar Industries on fundamental developments. Vail Resorts and WellCare Health Plans were eliminated on strength as both stocks had performed well and provided a source of funds for new ideas.

While we do not make major adjustments to the Portfolio based on near-term macroeconomic expectations, they are part of the mosaic of inputs and we can adjust position sizes to reflect our fundamental level of conviction and the risk/reward outlook. Sector weight changes during the six-month period ending June 30, 2017 were modest, resulting in slight changes to the positioning of the Portfolio.

BHFTII-1

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

As a result of individual stock selection, the Portfolio’s weight in the Financials and Real Estate sectors was reduced and the Portfolio’s weight to the Health Care sector increased. As always, our focus remained on small cap companies where the stock price and valuation do not accurately reflect our assessment of the underlying value of the corporate enterprise.

Mark Burns

John Slavik

Joe Gatz

Jeff Schwartz

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Core Portfolio
Class A	4.54	20.93	14.04	8.13
Class B	4.42	20.64	13.76	7.86
Class E	4.47	20.75	13.87	7.96
Russell 2000 Index	4.99	24.60	13.70	6.92

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
Euronet Worldwide, Inc.	1.2
Littelfuse, Inc.	1.1
Chemical Financial Corp.	1.0
Wintrust Financial Corp.	0.9
Employers Holdings, Inc.	0.9
LCI Industries	0.9
ALLETE, Inc.	0.9
Pinnacle Financial Partners, Inc.	0.8
Albany International Corp. - Class A	0.8
RBC Bearings, Inc.	0.8

Top Sectors

% of Net Assets
Financials	19.9
Information Technology	18.7
Industrials	17.8
Consumer Discretionary	15.3
Health Care	10.6
Real Estate	3.9
Energy	3.7
Materials	3.1
Consumer Staples	2.4
Utilities	1.5

BHFTII-3

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Core Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.88%	$1,000.00	$1,045.40	$4.46
	Hypothetical*	0.88%	$1,000.00	$1,020.43	$4.41

Class B(a)	Actual	1.13%	$1,000.00	$1,044.20	$5.73
	Hypothetical*	1.13%	$1,000.00	$1,019.19	$5.66

Class E(a)	Actual	1.03%	$1,000.00	$1,044.70	$5.22
	Hypothetical*	1.03%	$1,000.00	$1,019.69	$5.16

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—97.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.0%
Aerojet Rocketdyne Holdings, Inc. (a)	81,921	$1,703,957
BWX Technologies, Inc.	64,350	3,137,062
Hexcel Corp.	30,287	1,598,851
KLX, Inc. (a)	19,605	980,250
Mercury Systems, Inc. (a)	40,037	1,685,157

		9,105,277

Air Freight & Logistics—0.2%
Echo Global Logistics, Inc. (a)	55,053	1,095,555

Auto Components—3.0%
Adient plc	33,516	2,191,276
Cooper Tire & Rubber Co. (b)	38,074	1,374,472
Dorman Products, Inc. (a)	20,316	1,681,555
Fox Factory Holding Corp. (a)	76,780	2,733,368
Horizon Global Corp. (a) (b)	111,073	1,595,008
LCI Industries	39,028	3,996,467

		13,572,146

Banks—13.0%
BancorpSouth, Inc.	89,585	2,732,343
Bank of the Ozarks, Inc.	57,069	2,674,824
Bryn Mawr Bank Corp.	66,092	2,808,910
Cathay General Bancorp	90,289	3,426,468
CenterState Banks, Inc.	69,623	1,730,828
Chemical Financial Corp.	90,814	4,396,306
CVB Financial Corp.	128,647	2,885,552
First Financial Bancorp	121,533	3,366,464
First Financial Bankshares, Inc.	41,971	1,855,118
Home BancShares, Inc.	99,277	2,471,997
Iberiabank Corp.	38,475	3,135,712
LegacyTexas Financial Group, Inc.	44,495	1,696,594
PacWest Bancorp	59,942	2,799,291
Pinnacle Financial Partners, Inc.	61,707	3,875,200
Popular, Inc.	75,510	3,149,522
Prosperity Bancshares, Inc.	42,944	2,758,723
Renasant Corp.	40,260	1,760,972
Signature Bank (a)	17,609	2,527,420
Texas Capital Bancshares, Inc. (a)	33,961	2,628,581
Triumph Bancorp, Inc. (a)	71,247	1,749,114
UMB Financial Corp.	10,304	771,357
Wintrust Financial Corp.	56,274	4,301,585

		59,502,881

Beverages—0.4%
Cott Corp. (b)	123,495	1,783,268

Biotechnology—1.1%
Genomic Health, Inc. (a)	40,396	1,314,890
Ironwood Pharmaceuticals, Inc. (a) (b)	82,175	1,551,464
Lexicon Pharmaceuticals, Inc. (a) (b)	63,214	1,039,870
Prothena Corp. plc (a) (b)	18,041	976,379

		4,882,603

Building Products—2.2%
Apogee Enterprises, Inc. (b)	56,655	3,220,270
Armstrong World Industries, Inc. (a)	43,018	1,978,828
Masonite International Corp. (a)	29,564	2,232,082
Patrick Industries, Inc. (a)	16,831	1,226,139
Trex Co., Inc. (a)	22,299	1,508,750

		10,166,069

Capital Markets—1.9%
Donnelley Financial Solutions, Inc. (a)	64,345	1,477,361
Financial Engines, Inc. (b)	41,697	1,526,111
Hercules Capital, Inc. (b)	72,230	956,325
MarketAxess Holdings, Inc.	11,991	2,411,390
Stifel Financial Corp. (a)	53,544	2,461,953

		8,833,140

Chemicals—1.9%
AdvanSix, Inc. (a)	81,841	2,556,713
Cabot Corp.	33,522	1,791,081
Ingevity Corp. (a)	37,116	2,130,458
Minerals Technologies, Inc.	33,085	2,421,822

		8,900,074

Commercial Services & Supplies—3.1%
Clean Harbors, Inc. (a)	26,285	1,467,492
Healthcare Services Group, Inc.	37,693	1,765,163
KAR Auction Services, Inc.	73,609	3,089,370
Kimball International, Inc. - Class B	60,960	1,017,422
Knoll, Inc.	38,226	766,431
LSC Communications, Inc.	64,341	1,376,897
Viad Corp.	66,814	3,156,962
West Corp.	65,591	1,529,582

		14,169,319

Communications Equipment—1.0%
ARRIS International plc (a)	64,351	1,803,115
Digi International, Inc. (a)	95,393	968,239
Viavi Solutions, Inc. (a)	168,632	1,775,695

		4,547,049

Construction & Engineering—1.0%
Granite Construction, Inc. (b)	31,516	1,520,332
MYR Group, Inc. (a)	27,808	862,604
Primoris Services Corp.	60,917	1,519,270
Quanta Services, Inc. (a)	24,049	791,693

		4,693,899

Construction Materials—0.8%
Summit Materials, Inc. - Class A (a)	62,578	1,806,627
U.S. Concrete, Inc. (a) (b)	26,382	2,072,306

		3,878,933

Consumer Finance—0.7%
Green Dot Corp. - Class A (a)	24,646	949,611
PRA Group, Inc. (a) (b)	55,417	2,100,304

		3,049,915

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Distributors—0.8%
Core-Mark Holding Co., Inc.	61,419	$2,030,512
Pool Corp.	14,084	1,655,856

		3,686,368

Diversified Consumer Services—1.7%
Adtalem Global Education, Inc.	52,979	2,010,553
Bright Horizons Family Solutions, Inc. (a)	25,402	1,961,289
Grand Canyon Education, Inc. (a)	26,857	2,105,857
Houghton Mifflin Harcourt Co. (a)	147,097	1,809,293

		7,886,992

Diversified Financial Services—0.5%
FNFV Group (a)	145,845	2,304,351

Diversified Telecommunication Services—0.6%
Cogent Communications Holdings, Inc.	39,504	1,584,111
ORBCOMM, Inc. (a)	88,898	1,004,547

		2,588,658

Electric Utilities—0.9%
ALLETE, Inc.	55,503	3,978,455

Electrical Equipment—0.6%
Generac Holdings, Inc. (a)	35,446	1,280,664
TPI Composites, Inc. (a)	74,238	1,371,918

		2,652,582

Electronic Equipment, Instruments & Components—3.9%
Belden, Inc.	29,998	2,262,749
II-VI, Inc. (a)	101,450	3,479,735
IPG Photonics Corp. (a)	15,184	2,203,199
Kimball Electronics, Inc. (a)	23,162	418,074
Littelfuse, Inc.	30,010	4,951,650
Methode Electronics, Inc.	37,627	1,550,232
Rogers Corp. (a)	16,434	1,785,061
Vishay Intertechnology, Inc.	60,772	1,008,815

		17,659,515

Energy Equipment & Services—2.3%
C&J Energy Services, Inc. (a)	74,404	2,549,825
Dril-Quip, Inc. (a) (b)	20,571	1,003,865
Forum Energy Technologies, Inc. (a)	56,654	883,802
Natural Gas Services Group, Inc. (a)	67,192	1,669,721
RPC, Inc. (b)	91,061	1,840,343
U.S. Silica Holdings, Inc.	67,138	2,382,728

		10,330,284

Equity Real Estate Investment Trusts—3.9%
American Campus Communities, Inc.	50,208	2,374,838
CubeSmart	96,732	2,325,437
CyrusOne, Inc.	37,480	2,089,510
Hersha Hospitality Trust	75,629	1,399,893
iStar, Inc. (a)	126,428	1,522,193
Mid-America Apartment Communities, Inc.	6,995	737,133

Equity Real Estate Investment Trusts—(Continued)
National Retail Properties, Inc.	36,977	1,445,801
Retail Opportunity Investments Corp. (b)	164,831	3,163,107
Rexford Industrial Realty, Inc.	55,974	1,535,926
Sabra Health Care REIT, Inc. (b)	57,386	1,383,003

		17,976,841

Food & Staples Retailing—0.4%
SpartanNash Co.	69,016	1,791,655

Food Products—1.3%
Darling Ingredients, Inc. (a)	89,572	1,409,863
J&J Snack Foods Corp.	6,991	923,301
Post Holdings, Inc. (a)	32,904	2,554,996
SunOpta, Inc. (a)	108,794	1,109,699

		5,997,859

Health Care Equipment & Supplies—4.2%
AtriCure, Inc. (a) (b)	53,633	1,300,600
Halyard Health, Inc. (a)	55,540	2,181,611
Inogen, Inc. (a)	16,476	1,572,140
Insulet Corp. (a) (b)	40,951	2,101,196
Merit Medical Systems, Inc. (a)	59,384	2,265,500
Neogen Corp. (a)	18,542	1,281,438
NxStage Medical, Inc. (a)	49,321	1,236,477
Penumbra, Inc. (a) (b)	11,178	980,870
Spectranetics Corp. (The) (a) (b)	63,378	2,433,715
Varex Imaging Corp. (a)	59,235	2,002,143
Wright Medical Group NV (a) (b)	66,990	1,841,555

		19,197,245

Health Care Providers & Services—1.9%
AMN Healthcare Services, Inc. (a)	41,997	1,639,983
HealthEquity, Inc. (a)	45,945	2,289,439
PharMerica Corp. (a)	73,609	1,932,236
Teladoc, Inc. (a) (b)	51,495	1,786,877
Tivity Health, Inc. (a)	27,561	1,098,306

		8,746,841

Health Care Technology—0.5%
Medidata Solutions, Inc. (a)	32,125	2,512,175

Hotels, Restaurants & Leisure—3.5%
Caesars Entertainment Corp. (a) (b)	145,101	1,741,212
Carrols Restaurant Group, Inc. (a)	76,567	937,946
Churchill Downs, Inc.	19,332	3,543,556
Chuy’s Holdings, Inc. (a)	40,141	939,299
Cracker Barrel Old Country Store, Inc. (b)	6,635	1,109,704
Marriott Vacations Worldwide Corp. (b)	26,948	3,173,127
Planet Fitness, Inc. - Class A (b)	72,467	1,691,380
Six Flags Entertainment Corp.	24,309	1,449,059
Wingstop, Inc. (b)	48,013	1,483,602

		16,068,885

Household Durables—1.1%
Helen of Troy, Ltd. (a)	24,675	2,321,917

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—(Continued)
Installed Building Products, Inc. (a)	32,348	$1,712,827
iRobot Corp. (a) (b)	13,095	1,101,813

		5,136,557

Household Products—0.3%
HRG Group, Inc. (a)	82,704	1,464,688

Industrial Conglomerates—0.5%
Raven Industries, Inc.	63,565	2,116,715

Insurance—2.7%
Atlas Financial Holdings, Inc. (a)	34,991	521,366
Employers Holdings, Inc.	95,755	4,050,436
First American Financial Corp.	36,778	1,643,609
Health Insurance Innovations, Inc. - Class A (a)	24,507	575,915
ProAssurance Corp.	45,299	2,754,179
Reinsurance Group of America, Inc.	21,990	2,823,296

		12,368,801

Internet & Direct Marketing Retail—1.4%
1-800-Flowers.com, Inc. - Class A (a)	85,575	834,356
HSN, Inc.	22,661	722,886
Liberty Expedia Holdings, Inc. - Class A (a)	28,384	1,533,304
Liberty Ventures - Series A (a)	60,890	3,183,938

		6,274,484

Internet Software & Services—3.2%
2U, Inc. (a) (b)	46,355	2,174,977
CommerceHub, Inc. - Series C (a)	49,308	859,932
Envestnet, Inc. (a)	36,329	1,438,628
IAC/InterActiveCorp (a)	22,653	2,338,696
LogMeIn, Inc.	16,995	1,775,977
Mimecast, Ltd. (a) (b)	46,278	1,239,325
Q2 Holdings, Inc. (a)	51,696	1,910,167
Quotient Technology, Inc. (a) (b)	89,480	1,029,020
Wix.com, Ltd. (a)	27,795	1,934,532

		14,701,254

IT Services—3.8%
Acxiom Corp. (a)	51,450	1,336,671
Blackhawk Network Holdings, Inc. (a)	23,463	1,022,987
Booz Allen Hamilton Holding Corp.	46,137	1,501,298
CSG Systems International, Inc.	25,784	1,046,315
DST Systems, Inc.	49,944	3,081,545
Euronet Worldwide, Inc. (a)	60,573	5,292,263
InterXion Holding NV (a)	42,443	1,943,040
WEX, Inc. (a)	22,459	2,341,800

		17,565,919

Leisure Products—0.4%
Nautilus, Inc. (a) (b)	98,103	1,878,672

Life Sciences Tools & Services—1.2%
Accelerate Diagnostics, Inc. (a) (b)	46,992	1,285,231
PRA Health Sciences, Inc. (a)	26,239	1,968,188

Life Sciences Tools & Services—(Continued)
VWR Corp. (a)	69,696	2,300,665

		5,554,084

Machinery—4.5%
Alamo Group, Inc.	15,694	1,425,172
Albany International Corp. - Class A	69,120	3,691,008
Altra Industrial Motion Corp.	18,279	727,504
Astec Industries, Inc.	23,509	1,304,984
Columbus McKinnon Corp.	60,543	1,539,003
EnPro Industries, Inc.	30,064	2,145,668
John Bean Technologies Corp.	30,622	3,000,956
Middleby Corp. (The) (a)	5,222	634,525
RBC Bearings, Inc. (a)	36,118	3,675,368
Standex International Corp.	27,048	2,453,254

		20,597,442

Marine—0.2%
Kirby Corp. (a)	14,365	960,300

Media—1.2%
Emerald Expositions Events, Inc. (b)	42,010	920,019
EW Scripps Co. (The) - Class A (a)	95,644	1,703,420
Gray Television, Inc. (a)	70,512	966,014
John Wiley & Sons, Inc. - Class A	33,185	1,750,509

		5,339,962

Metals & Mining—0.3%
Ferroglobe Representation & Warranty Insurance Trust (a) (c)	141,548	0
Haynes International, Inc.	37,282	1,353,709

		1,353,709

Multi-Utilities—0.6%
NorthWestern Corp.	45,896	2,800,574

Multiline Retail—0.4%
Ollie’s Bargain Outlet Holdings, Inc. (a) (b)	40,832	1,739,443

Oil, Gas & Consumable Fuels—1.5%
Arch Coal, Inc. - Class A (b)	26,357	1,800,183
Gulfport Energy Corp. (a)	58,149	857,698
PDC Energy, Inc. (a) (b)	20,052	864,441
QEP Resources, Inc. (a)	116,408	1,175,721
SRC Energy, Inc. (a) (b)	308,833	2,078,446

		6,776,489

Pharmaceuticals—1.7%
Aclaris Therapeutics, Inc. (a) (b)	34,181	926,989
Akorn, Inc. (a)	53,846	1,805,995
Catalent, Inc. (a)	58,046	2,037,415
Dermira, Inc. (a) (b)	31,161	908,031
Supernus Pharmaceuticals, Inc. (a)	47,792	2,059,835

		7,738,265

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Professional Services—1.5%
Insperity, Inc.	28,305	$2,009,655
Korn/Ferry International	80,832	2,791,129
WageWorks, Inc. (a)	29,660	1,993,152

		6,793,936

Road & Rail—1.0%
Genesee & Wyoming, Inc. - Class A (a)	28,230	1,930,650
Old Dominion Freight Line, Inc.	28,758	2,738,912

		4,669,562

Semiconductors & Semiconductor Equipment—3.0%
Advanced Energy Industries, Inc. (a)	6,978	451,407
Mellanox Technologies, Ltd. (a) (b)	52,286	2,263,984
MKS Instruments, Inc.	28,759	1,935,481
Monolithic Power Systems, Inc.	19,943	1,922,505
Semtech Corp. (a)	75,590	2,702,342
Silicon Laboratories, Inc. (a)	24,610	1,682,094
Teradyne, Inc.	86,372	2,593,751

		13,551,564

Software—3.6%
Blackbaud, Inc.	20,043	1,718,687
Callidus Software, Inc. (a)	69,674	1,686,111
CommVault Systems, Inc. (a)	26,750	1,510,037
Guidewire Software, Inc. (a)	33,836	2,324,872
HubSpot, Inc. (a)	23,364	1,536,183
RealPage, Inc. (a)	37,329	1,341,978
RingCentral, Inc. - Class A (a)	64,742	2,366,320
Ultimate Software Group, Inc. (The) (a) (b)	8,870	1,863,232
Verint Systems, Inc. (a)	50,416	2,051,931

		16,399,351

Specialty Retail—1.3%
Camping World Holdings, Inc. - Class A (b)	66,606	2,054,795
Genesco, Inc. (a)	38,244	1,296,471
Sally Beauty Holdings, Inc. (a)	44,399	899,080
Tile Shop Holdings, Inc.	77,198	1,594,139

		5,844,485

Technology Hardware, Storage & Peripherals—0.2%
Cray, Inc. (a)	48,293	888,591

Textiles, Apparel & Luxury Goods—0.5%
Columbia Sportswear Co.	16,513	958,745
Steven Madden, Ltd. (a)	34,245	1,368,088

		2,326,833

Thrifts & Mortgage Finance—1.1%
Essent Group, Ltd. (a)	40,814	1,515,832
Federal Agricultural Mortgage Corp. - Class C	28,323	1,832,498
OceanFirst Financial Corp.	57,331	1,554,817

		4,903,147

Trading Companies & Distributors—1.0%
Beacon Roofing Supply, Inc. (a)	31,907	1,563,443
BMC Stock Holdings, Inc. (a)	34,660	757,321
SiteOne Landscape Supply, Inc. (a)	38,840	2,022,010

		4,342,774

Total Common Stocks (Cost $311,919,118)		445,646,435

Short-Term Investment—2.2%

Repurchase Agreement—2.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $10,174,399 on 07/03/17, collateralized by $10,370,000 Federal National Mortgage Association at 0.875% due 10/26/17 with a value of $10,378,400.	10,174,297	10,174,297

Total Short-Term Investments (Cost $10,174,297)		10,174,297

Securities Lending Reinvestments (d)—10.8%

Certificates of Deposit—4.5%
ABN AMRO Bank NV Zero Coupon, 09/05/17	497,909	498,950
Bank of Montreal 1.130%, 07/07/17	1,500,000	1,499,985
Bank of Montreal Chicago 1.276%, 09/06/17 (e)	750,000	750,138
Bank of Tokyo-Mitsubishi, Ltd. 1.510%, 08/18/17	302,777	300,333
1.602%, 11/16/17 (e)	1,000,000	1,000,976
Canadian Imperial Bank 1.630%, 10/27/17 (e)	500,000	500,562
Chiba Bank, Ltd., New York 1.170%, 07/11/17	1,000,000	999,988
Credit Suisse AG New York 1.366%, 10/06/17 (e)	500,000	500,124
1.466%, 10/25/17 (e)	1,500,000	1,500,089
DG Bank New York 1.140%, 07/03/17	1,000,000	999,990
DNB NOR Bank ASA 1.412%, 07/28/17 (e)	300,000	300,037
KBC Bank NV 1.220%, 07/26/17	1,400,000	1,400,000
1.250%, 08/08/17	500,000	500,015
Mitsubishi UFJ Trust and Banking Corp. 1.401%, 09/01/17 (e)	1,000,000	1,000,606
Mizuho Bank, Ltd., New York 1.400%, 11/27/17 (e)	750,000	749,655
1.610%, 08/02/17 (e)	1,000,000	1,000,305
Norinchukin Bank New York 1.584%, 08/21/17 (e)	2,250,000	2,250,830

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Sumitomo Mitsui Banking Corp., New York 1.551%, 08/01/17 (e)	800,000	$800,311
Sumitomo Mitsui Trust Bank, Ltd., New York 1.297%, 11/13/17 (e)	400,000	399,971
1.377%, 10/11/17 (e)	200,000	200,141
1.552%, 08/16/17 (e)	1,000,000	1,000,301
Toronto Dominion Bank New York 1.467%, 03/13/18 (e)	1,200,000	1,200,892
UBS, Stamford 1.722%, 07/31/17 (e)	700,715	700,400
Wells Fargo Bank San Francisco N.A. 1.547%, 10/26/17 (e)	300,000	300,268

		20,354,867

Commercial Paper—1.9%
Barton Capital S.A. 1.210%, 07/10/17	996,841	999,674
Commonwealth Bank Australia 1.391%, 03/01/18	1,250,000	1,250,974
ING Funding LLC 1.234%, 12/07/17 (e)	1,000,000	1,000,345
1.277%, 11/13/17 (e)	1,000,000	999,927
LMA S.A. & LMA Americas 1.170%, 07/20/17	997,205	999,363
National Australia Bank, Ltd. 1.563%, 12/06/17 (e)	1,500,000	1,502,027
Sheffield Receivables Co. 1.190%, 07/28/17	1,495,339	1,498,590
Westpac Banking Corp. 1.506%, 10/20/17 (e)	500,000	500,498

		8,751,398

Repurchase Agreements—3.2%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $524,417 on 07/03/17, collateralized by $545,860 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $534,858.	524,370	524,370
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.710% to be repurchased at $202,375 on 10/02/17, collateralized by various Common Stock with a value of $220,000.	200,000	200,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/17 at 1.100% to be repurchased at $1,000,092 on 07/03/17, collateralized by $996,157 U.S. Treasury and Foreign Obligations with rates ranging from 1.375% - 4.500%, maturity dates ranging from 04/10/18 - 02/15/36, with a value of $1,020,000.	1,000,000	1,000,000

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $5,565,557 on 07/03/17, collateralized by $5,658,121 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $5,676,317.	5,565,000	5,565,000
Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $1,501,163 on 07/03/17, collateralized by $326 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $1,667,735.	1,500,000	1,500,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $1,105,330 on 09/29/17, collateralized by various Common Stock with a value of $1,210,000.	1,100,000	1,100,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/30/17 at 1.250% to be repurchased at $1,500,156 on 07/03/17, collateralized by $1,352,524 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 07/20/17 - 05/15/46, with a value of $1,530,999.	1,500,000	1,500,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $203,240 on 10/02/17, collateralized by various Common Stock with a value of $220,000.	200,000	200,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $1,007,648 on 10/02/17, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	1,000,000
Pershing LLC Repurchase Agreement dated 06/30/17 at 1.180% to be repurchased at $2,000,197 on 07/03/17, collateralized by $3,003,526 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 11.027%, maturity dates ranging from 07/14/17 - 04/20/67, with a value of $2,040,000.	2,000,000	2,000,000

		14,589,370

Time Deposits—1.2%
Australia New Zealand Bank 1.150%, 07/03/17	100,000	100,000
Credit Industriel et Commercial 1.100%, 07/03/17	2,000,000	2,000,000
Landesbank Baden-Wuerttemberg 1.200%, 07/03/17	400,000	400,000
Shinkin Central Bank 1.330%, 07/26/17	1,100,000	1,100,000

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—(Continued)
Standard Chartered plc 1.200%, 07/03/17	2,000,000	$2,000,000

		5,600,000

Total Securities Lending Reinvestments (Cost $49,286,467)		49,295,635

Total Investments—110.5% (Cost $371,379,882) (f)		505,116,367
Other assets and liabilities (net)—(10.5)%		(48,064,754)

Net Assets—100.0%		$457,051,613

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $47,614,176 and the collateral received consisted of cash in the amount of $49,280,156. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Illiquid security. As of June 30, 2017, these securities represent 0.0% of net assets.
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(e)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(f)	As of June 30, 2017, the aggregate cost of investments was $371,379,882. The aggregate unrealized appreciation and depreciation of investments were $141,529,883 and $(7,793,398), respectively, resulting in net unrealized appreciation of $133,736,485.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1- unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$9,105,277	$—	$—	$9,105,277
Air Freight & Logistics	1,095,555	—	—	1,095,555
Auto Components	13,572,146	—	—	13,572,146
Banks	59,502,881	—	—	59,502,881
Beverages	1,783,268	—	—	1,783,268
Biotechnology	4,882,603	—	—	4,882,603
Building Products	10,166,069	—	—	10,166,069
Capital Markets	8,833,140	—	—	8,833,140
Chemicals	8,900,074	—	—	8,900,074
Commercial Services & Supplies	14,169,319	—	—	14,169,319
Communications Equipment	4,547,049	—	—	4,547,049
Construction & Engineering	4,693,899	—	—	4,693,899
Construction Materials	3,878,933	—	—	3,878,933
Consumer Finance	3,049,915	—	—	3,049,915
Distributors	3,686,368	—	—	3,686,368

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Diversified Consumer Services	$7,886,992	$—	$—	$7,886,992
Diversified Financial Services	2,304,351	—	—	2,304,351
Diversified Telecommunication Services	2,588,658	—	—	2,588,658
Electric Utilities	3,978,455	—	—	3,978,455
Electrical Equipment	2,652,582	—	—	2,652,582
Electronic Equipment, Instruments & Components	17,659,515	—	—	17,659,515
Energy Equipment & Services	10,330,284	—	—	10,330,284
Equity Real Estate Investment Trusts	17,976,841	—	—	17,976,841
Food & Staples Retailing	1,791,655	—	—	1,791,655
Food Products	5,997,859	—	—	5,997,859
Health Care Equipment & Supplies	19,197,245	—	—	19,197,245
Health Care Providers & Services	8,746,841	—	—	8,746,841
Health Care Technology	2,512,175	—	—	2,512,175
Hotels, Restaurants & Leisure	16,068,885	—	—	16,068,885
Household Durables	5,136,557	—	—	5,136,557
Household Products	1,464,688	—	—	1,464,688
Industrial Conglomerates	2,116,715	—	—	2,116,715
Insurance	12,368,801	—	—	12,368,801
Internet & Direct Marketing Retail	6,274,484	—	—	6,274,484
Internet Software & Services	14,701,254	—	—	14,701,254
IT Services	17,565,919	—	—	17,565,919
Leisure Products	1,878,672	—	—	1,878,672
Life Sciences Tools & Services	5,554,084	—	—	5,554,084
Machinery	20,597,442	—	—	20,597,442
Marine	960,300	—	—	960,300
Media	5,339,962	—	—	5,339,962
Metals & Mining	1,353,709	0	—	1,353,709
Multi-Utilities	2,800,574	—	—	2,800,574
Multiline Retail	1,739,443	—	—	1,739,443
Oil, Gas & Consumable Fuels	6,776,489	—	—	6,776,489
Pharmaceuticals	7,738,265	—	—	7,738,265
Professional Services	6,793,936	—	—	6,793,936
Road & Rail	4,669,562	—	—	4,669,562
Semiconductors & Semiconductor Equipment	13,551,564	—	—	13,551,564
Software	16,399,351	—	—	16,399,351
Specialty Retail	5,844,485	—	—	5,844,485
Technology Hardware, Storage & Peripherals	888,591	—	—	888,591
Textiles, Apparel & Luxury Goods	2,326,833	—	—	2,326,833
Thrifts & Mortgage Finance	4,903,147	—	—	4,903,147
Trading Companies & Distributors	4,342,774	—	—	4,342,774
Total Common Stocks	445,646,435	0	—	445,646,435
Total Short-Term Investment*	—	10,174,297	—	10,174,297
Total Securities Lending Reinvestments*	—	49,295,635	—	49,295,635
Total Investments	$445,646,435	$59,469,932	$—	$505,116,367

Collateral for Securities Loaned (Liability)	$—	$(49,280,156)	$—	$(49,280,156)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$505,116,367
Receivable for:
Investments sold	2,321,168
Fund shares sold	352,675
Dividends and interest	257,957

Total Assets	508,048,167
Liabilities
Collateral for securities loaned	49,280,156
Payables for:
Investments purchased	956,468
Fund shares redeemed	203,359
Accrued Expenses:
Management fees	307,647
Distribution and service fees	37,439
Deferred trustees’ fees	102,161
Other expenses	109,324

Total Liabilities	50,996,554

Net Assets	$457,051,613

Net Assets Consist of:
Paid in surplus	$299,981,866
Undistributed net investment income	330,495
Accumulated net realized gain	23,002,767
Unrealized appreciation on investments	133,736,485

Net Assets	$457,051,613

Net Assets
Class A	$262,324,098
Class B	164,536,428
Class E	30,191,087
Capital Shares Outstanding*
Class A	994,380
Class B	653,909
Class E	117,601
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$263.81
Class B	251.62
Class E	256.72

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $371,379,882.
(b)	Includes securities loaned at value of $47,614,176.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (a)	$2,177,488
Interest	3,234
Securities lending income	154,760

Total investment income	2,335,482
Expenses
Management fees	2,044,306
Administration fees	7,296
Custodian and accounting fees	20,242
Distribution and service fees—Class B	205,283
Distribution and service fees—Class E	22,690
Audit and tax services	20,657
Legal	18,678
Trustees’ fees and expenses	26,317
Shareholder reporting	35,593
Insurance	1,431
Miscellaneous	5,900

Total expenses	2,408,393
Less management fee waiver	(177,556)
Less broker commission recapture	(10,380)

Net expenses	2,220,457

Net Investment Income	115,025

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	23,183,248

Net change in unrealized depreciation on investments	(3,170,098)

Net realized and unrealized gain	20,013,150

Net Increase in Net Assets From Operations	$20,128,175

(a)	Net of foreign withholding taxes of $4,998.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$115,025	$1,535,336
Net realized gain	23,183,248	29,731,611
Net change in unrealized appreciation (depreciation)	(3,170,098)	44,701,960

Increase in net assets from operations	20,128,175	75,968,907

From Distributions to Shareholders
Net investment income
Class A	(766,898)	(785,353)
Class B	(115,507)	(107,250)
Class E	(48,669)	(47,516)
Net realized capital gains
Class A	(17,072,061)	(21,737,937)
Class B	(11,251,238)	(14,860,492)
Class E	(2,031,748)	(2,652,217)

Total distributions	(31,286,121)	(40,190,765)

Increase (decrease) in net assets from capital share transactions	7,944,310	(3,980,889)

Total increase (decrease) in net assets	(3,213,636)	31,797,253

Net Assets
Beginning of period	460,265,249	428,467,996

End of period	$457,051,613	$460,265,249

Undistributed net investment income
End of period	$330,495	$1,146,544

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	30,276	$8,321,116	21,038	$5,240,084
Reinvestments	67,746	17,838,959	96,584	22,523,290
Redemptions	(70,899)	(19,507,239)	(113,164)	(27,833,327)

Net increase (decrease)	27,123	$6,652,836	4,458	$(69,953)

Class B
Sales	16,288	$4,290,210	29,994	$6,988,544
Reinvestments	45,253	11,366,745	67,057	14,967,742
Redemptions	(54,806)	(14,438,641)	(105,996)	(25,281,449)

Net increase (decrease)	6,735	$1,218,314	(8,945)	$(3,325,163)

Class E
Sales	2,857	$764,603	2,454	$610,403
Reinvestments	8,118	2,080,417	11,872	2,699,733
Redemptions	(10,347)	(2,771,860)	(16,210)	(3,895,909)

Net increase (decrease)	628	$73,160	(1,884)	$(585,773)

Increase (decrease) derived from capital shares transactions		$7,944,310		$(3,980,889)

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$270.77		$250.78	$290.12	$322.61	$250.37	$224.06

Income (Loss) from Investment Operations
Net investment income (a)	0.21		1.15 (b)	1.19	0.91	0.53	1.56
Net realized and unrealized gain (loss) on investments	12.07		43.25	(2.32)	8.06	94.94	30.73

Total from investment operations	12.28		44.40	(1.13)	8.97	95.47	32.29

Less Distributions
Distributions from net investment income	(0.83)		(0.85)	(0.46)	(0.14)	(1.29)	0.00
Distributions from net realized capital gains	(18.41)		(23.56)	(37.75)	(41.32)	(21.94)	(5.98)

Total distributions	(19.24)		(24.41)	(38.21)	(41.46)	(23.23)	(5.98)

Net Asset Value, End of Period	$263.81		$270.77	$250.78	$290.12	$322.61	$250.37

Total Return (%) (c)	4.54	(d)	19.27	(1.50)	3.76	41.04	14.55

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	(e)	0.96	0.96	0.96	0.95	0.97
Net ratio of expenses to average net assets (%) (f)	0.88	(e)	0.88	0.88	0.88	0.88	0.89
Ratio of net investment income to average net assets (%)	0.15	(e)	0.47 (b)	0.43	0.31	0.19	0.65
Portfolio turnover rate (%)	15	(d)	34	36	35	36	38
Net assets, end of period (in millions)	$262.3		$261.9	$241.5	$269.1	$286.0	$222.5

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$258.82		$240.67	$280.08	$313.49	$243.89	$218.94

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.13)		0.51 (b)	0.48	0.18	(0.18)	0.96
Net realized and unrealized gain (loss) on investments	11.53		41.37	(2.14)	7.73	92.38	29.97

Total from investment operations	11.40		41.88	(1.66)	7.91	92.20	30.93

Less Distributions
Distributions from net investment income	(0.19)		(0.17)	0.00	0.00	(0.66)	0.00
Distributions from net realized capital gains	(18.41)		(23.56)	(37.75)	(41.32)	(21.94)	(5.98)

Total distributions	(18.60)		(23.73)	(37.75)	(41.32)	(22.60)	(5.98)

Net Asset Value, End of Period	$251.62		$258.82	$240.67	$280.08	$313.49	$243.89

Total Return (%) (c)	4.42	(d)	18.97	(1.74)	3.50	40.68	14.27

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.21	(e)	1.21	1.21	1.21	1.20	1.22
Net ratio of expenses to average net assets (%) (f)	1.13	(e)	1.13	1.13	1.13	1.13	1.14
Ratio of net investment income (loss) to average net assets (%)	(0.10	)(e)	0.22 (b)	0.18	0.06	(0.07)	0.41
Portfolio turnover rate (%)	15	(d)	34	36	35	36	38
Net assets, end of period (in millions)	$164.5		$167.5	$157.9	$179.5	$190.1	$151.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$263.82		$244.89	$284.11	$317.10	$246.44	$220.96

Income (Loss) from Investment Operations
Net investment income (a)	0.00	(g)	0.76 (b)	0.76	0.46	0.09	1.18
Net realized and unrealized gain (loss) on investments	11.75		42.15	(2.23)	7.87	93.41	30.28

Total from investment operations	11.75		42.91	(1.47)	8.33	93.50	31.46

Less Distributions
Distributions from net investment income	(0.44)		(0.42)	0.00	0.00	(0.90)	0.00
Distributions from net realized capital gains	(18.41)		(23.56)	(37.75)	(41.32)	(21.94)	(5.98)

Total distributions	(18.85)		(23.98)	(37.75)	(41.32)	(22.84)	(5.98)

Net Asset Value, End of Period	$256.72		$263.82	$244.89	$284.11	$317.10	$246.44

Total Return (%) (c)	4.47	(d)	19.09	(1.64)	3.60	40.83	14.38

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11	(e)	1.11	1.11	1.11	1.10	1.12
Net ratio of expenses to average net assets (%) (f)	1.03	(e)	1.03	1.03	1.03	1.03	1.04
Ratio of net investment income to average net assets (%)	0.00	(h)(e)	0.31 (b)	0.28	0.16	0.03	0.50
Portfolio turnover rate (%)	15	(d)	34	36	35	36	38
Net assets, end of period (in millions)	$30.2		$30.9	$29.1	$33.9	$38.3	$33.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.03 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	Net investment income (loss) was less than $0.01.
(h)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, Metlife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Small Cap Core Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

BHFTII-16

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, adjustments to prior period accumulated balances, distribution re-designations and real estate investment trust (“REIT”) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

BHFTII-17

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

At June 30, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $10,174,297. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $14,589,370. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

BHFTII-18

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$68,974,801	$0	$92,690,078

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$2,044,306	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	Of the first $200 million
0.100%	On the next $300 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2017 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s

BHFTII-19

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$1,101,754	$410,528	$39,089,011	$60,274,042	$40,190,765	$60,684,570

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$1,238,555	$30,081,353	$136,999,794	$—	$168,319,702

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

BHFTII-20

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

9. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTII-21

Brighthouse Funds Trust II

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
1,605,543	55,681	87,797

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	1,648,176	100,846
Robert Boulware	1,648,501	100,521
Susan C. Gause	1,651,727	97,295
Nancy Hawthorne	1,651,477	97,544
Barbara A. Nugent	1,650,156	98,866
John Rosenthal	1,646,965	102,056
Linda B. Strumpf	1,650,292	98,730
Dawn M. Vroegop	1,652,538	96,484

BHFTII-22

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Managed by Loomis, Sayles & Company L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A, B and E shares of the Loomis Sayles Small Cap Growth Portfolio returned 14.32%, 14.06%, and 14.11%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index1, returned 9.97%.

MARKET ENVIRONMENT / CONDITIONS

The equity markets continued to climb during the period, extending the post-election rally and preserving positive trends since February of 2016. Underlying positive market action was a change in leadership between growth and value stocks. Over the first half of 2017, growth stocks had been outperforming value stocks. Similarly, large cap stocks outperformed small cap stocks. This marks a notable change from the rally following the U.S. Presidential election which favored domestically focused small cap stocks and value stocks like financials that are potential beneficiaries of fiscal stimulus, reduced regulation and higher interest rates. The market shift over the last few months reflected a more stable economic environment and lowered expectations for the Trump administration’s ability to implement policy changes. Not surprisingly, growth areas of the market regained their leadership roles, as Information Technology and Health Care sectors outperformed during the period. Biotechnology stocks have been particularly strong, up over 33% (as measured by the industry group in the Russell 2000 Growth Index). Overall, the environment favored growth during the first half of the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Russell 2000 Growth Index during the period. Positive stock selection, primarily within the Information Technology and Consumer Discretionary sectors, contributed to relative results. The Portfolio’s overweight position in the Energy sector detracted over the period as Energy declined significantly during the quarter.

The Portfolio’s top stock contributors were RingCentral, Wix.com and Medidata Solutions. RingCentral is a leading provider of software-as-a-service (“SaaS”) solution for business communications. The company reported a strong quarter driven by accelerated subscription revenue growth. Wix.com is a leading internet-based web development platform with more than 100 million registered users worldwide. The stock has benefited significantly based roughly on 40% annual growth in revenue and billings, combined with steady improvement in margins and free cash flow. Medidata Solutions, a provider of cloud-based applications for the clinical trial process, announced a multi-year contract with a large pharmaceutical company, and also saw solid results from its cross-selling efforts.

The Portfolio’s largest detractors were Team, PDC Energy, and Acorda Therapeutics. Team, a specialized industrial services company, reported a weak fourth quarter. The company experienced uneven ordering patterns from its customers due to depressed oil prices and subsequent deferral of necessary maintenance work. The company refrained from giving any 2017 guidance until visibility in spending patterns from customers improves. PDC Energy declined during the time period, as weakness in Energy negatively impacted the stock despite the company reporting steady sequential production growth. Acorda Therapeutics, a specialty pharmaceutical company with a commercialized multiple sclerosis drug and two Parkinson’s drugs in late-stage development, received bad news on the last day of the first quarter. The patent court rejected the company’s attempt to extend the life of its patents, and the market immediately discounted the loss of Acorda’s exclusive position.

Sector weights during the six-month period ending June 30, 2017 did change in a few sectors on both an absolute and relative basis. The changes were primarily the result of our bottom-up, stock selection investment process. The Portfolio’s weight in the Information Technology sector increased during the time period, particularly in the software and SaaS groups. We added selectively to those groups, but market appreciation also factored into the Portfolio’s absolute exposure being increased. Industrials and Health Care exposures also increased slightly during the period through additions to aerospace and defense within Industrials and providers within Health Care. Consumer Discretionary exposure was decreased over the time period as we sold out of a few names in the restaurant and leisure group that no longer met our investment criteria.

Mark Burns

John Slavik

Portfolio Managers

Loomis, Sayles & Company L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Growth Portfolio
Class A	14.32	23.73	14.10	7.34
Class B	14.06	23.37	13.79	7.08
Class E	14.11	23.50	13.91	7.18
Russell 2000 Growth Index	9.97	24.40	13.98	7.82

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
Medidata Solutions, Inc.	1.7
Spectranetics Corp. (The)	1.6
MarketAxess Holdings, Inc.	1.6
RingCentral, Inc.- Class A	1.6
Guidewire Software, Inc.	1.6
HealthEquity, Inc.	1.5
Merit Medical Systems, Inc.	1.5
IPG Photonics Corp.	1.5
2U, Inc.	1.5
Grand Canyon Education, Inc.	1.4

Top Sectors

% of Net Assets
Information Technology	28.5
Health Care	24.3
Industrials	18.2
Consumer Discretionary	15.3
Financials	8.1
Energy	1.8
Telecommunication Services	1.7
Materials	0.5

BHFTII-2

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.88%	$1,000.00	$1,143.20	$4.68
	Hypothetical*	0.88%	$1,000.00	$1,020.43	$4.41

Class B(a)	Actual	1.13%	$1,000.00	$1,140.60	$6.00
	Hypothetical*	1.13%	$1,000.00	$1,019.19	$5.66

Class E(a)	Actual	1.03%	$1,000.00	$1,141.10	$5.47
	Hypothetical*	1.03%	$1,000.00	$1,019.69	$5.16

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—98.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.9%
Hexcel Corp.	73,812	$3,896,535
KLX, Inc. (a)	47,782	2,389,100
Mercury Systems, Inc. (a)	98,012	4,125,325

		10,410,960

Air Freight & Logistics—0.7%
Echo Global Logistics, Inc. (a)	134,165	2,669,883

Auto Components—3.1%
Dorman Products, Inc. (a)	49,511	4,098,026
Fox Factory Holding Corp. (a)	98,667	3,512,545
LCI Industries (b)	34,655	3,548,672

		11,159,243

Banks—3.8%
Chemical Financial Corp.	72,666	3,517,761
Pinnacle Financial Partners, Inc.	65,874	4,136,887
Renasant Corp.	98,116	4,291,594
UMB Financial Corp.	25,187	1,885,499

		13,831,741

Biotechnology—3.3%
Genomic Health, Inc. (a)	98,445	3,204,385
Ironwood Pharmaceuticals, Inc. (a) (b)	200,261	3,780,928
Lexicon Pharmaceuticals, Inc. (a) (b)	154,054	2,534,188
Prothena Corp. plc (a) (b)	43,967	2,379,494

		11,898,995

Building Products—3.0%
Apogee Enterprises, Inc. (b)	78,135	4,441,194
Patrick Industries, Inc. (a)	41,019	2,988,234
Trex Co., Inc. (a)	54,344	3,676,915

		11,106,343

Capital Markets—2.6%
Financial Engines, Inc.	101,616	3,719,146
MarketAxess Holdings, Inc.	29,223	5,876,745

		9,595,891

Chemicals—0.5%
Ingevity Corp. (a)	30,808	1,768,379

Commercial Services & Supplies—1.2%
Healthcare Services Group, Inc.	91,860	4,301,804

Construction & Engineering—2.0%
Granite Construction, Inc.	76,805	3,705,073
Primoris Services Corp.	148,457	3,702,518

		7,407,591

Consumer Finance—0.6%
Green Dot Corp. - Class A (a)	60,177	2,318,620

Distributors—1.1%
Pool Corp.	34,322	4,035,237

Diversified Consumer Services—2.7%
Bright Horizons Family Solutions, Inc. (a)	61,905	4,779,685
Grand Canyon Education, Inc. (a)	65,453	5,132,170

		9,911,855

Diversified Telecommunication Services—1.7%
Cogent Communications Holdings, Inc.	96,272	3,860,507
ORBCOMM, Inc. (a)	216,647	2,448,111

		6,308,618

Electrical Equipment—0.9%
Generac Holdings, Inc. (a)	86,383	3,121,018

Electronic Equipment, Instruments & Components—2.3%
II-VI, Inc. (a)	91,417	3,135,603
IPG Photonics Corp. (a)	37,005	5,369,426

		8,505,029

Energy Equipment & Services—1.3%
Dril-Quip, Inc. (a) (b)	50,131	2,446,393
Forum Energy Technologies, Inc. (a)	138,067	2,153,845

		4,600,238

Health Care Equipment & Supplies—10.0%
AtriCure, Inc. (a) (b)	130,706	3,169,620
Inogen, Inc. (a)	40,422	3,857,067
Insulet Corp. (a)	99,798	5,120,635
Merit Medical Systems, Inc. (a)	144,719	5,521,030
Neogen Corp. (a)	45,187	3,122,874
NxStage Medical, Inc. (a)	120,196	3,013,314
Penumbra, Inc. (a) (b)	27,294	2,395,049
Spectranetics Corp. (The) (a)	154,453	5,930,995
Wright Medical Group NV (a) (b)	163,255	4,487,880

		36,618,464

Health Care Providers & Services—4.6%
AMN Healthcare Services, Inc. (a)	102,348	3,996,689
HealthEquity, Inc. (a) (b)	111,970	5,579,465
Teladoc, Inc. (a) (b)	125,496	4,354,711
Tivity Health, Inc. (a)	67,296	2,681,746

		16,612,611

Health Care Technology—1.7%
Medidata Solutions, Inc. (a)	78,290	6,122,278

Hotels, Restaurants & Leisure—2.7%
Chuy’s Holdings, Inc. (a)	97,824	2,289,082
Planet Fitness, Inc. - Class A	176,603	4,121,914
Wingstop, Inc. (b)	117,049	3,616,814

		10,027,810

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—1.9%
Installed Building Products, Inc. (a)	78,835	$4,174,313
iRobot Corp. (a) (b)	31,979	2,690,713

		6,865,026

Internet Software & Services—7.7%
2U, Inc. (a) (b)	112,968	5,300,459
Envestnet, Inc. (a)	88,534	3,505,946
LogMeIn, Inc.	41,418	4,328,181
Mimecast, Ltd. (a)	113,217	3,031,951
Q2 Holdings, Inc. (a) (b)	125,983	4,655,072
Quotient Technology, Inc. (a)	218,066	2,507,759
Wix.com, Ltd. (a)	67,736	4,714,426

		28,043,794

IT Services—4.2%
Acxiom Corp. (a)	125,385	3,257,502
Blackhawk Network Holdings, Inc. (a)	57,288	2,497,757
Euronet Worldwide, Inc. (a)	55,808	4,875,945
InterXion Holding NV (a)	103,434	4,735,209

		15,366,413

Life Sciences Tools & Services—2.2%
Accelerate Diagnostics, Inc. (a) (b)	114,520	3,132,122
PRA Health Sciences, Inc. (a)	63,945	4,796,514

		7,928,636

Machinery—3.2%
Albany International Corp. - Class A	53,876	2,876,978
Astec Industries, Inc.	57,293	3,180,335
Middleby Corp. (The) (a)	12,726	1,546,336
RBC Bearings, Inc. (a)	41,129	4,185,287

		11,788,936

Multiline Retail—1.2%
Ollie’s Bargain Outlet Holdings, Inc. (a)	99,509	4,239,083

Oil, Gas & Consumable Fuels—0.6%
PDC Energy, Inc. (a)	48,868	2,106,699

Pharmaceuticals—2.6%
Aclaris Therapeutics, Inc. (a) (b)	83,301	2,259,123
Dermira, Inc. (a)	75,940	2,212,892
Supernus Pharmaceuticals, Inc. (a)	116,471	5,019,900

		9,491,915

Professional Services—1.3%
WageWorks, Inc. (a)	72,282	4,857,350

Semiconductors & Semiconductor Equipment—4.6%
MKS Instruments, Inc.	70,087	4,716,855
Monolithic Power Systems, Inc.	48,602	4,685,233
Semtech Corp. (a)	93,833	3,354,530
Silicon Laboratories, Inc. (a)	59,976	4,099,359

		16,855,977

Software—9.6%
Blackbaud, Inc. (b)	48,845	4,188,459
Callidus Software, Inc. (a)	169,796	4,109,063
CommVault Systems, Inc. (a)	65,192	3,680,088
Guidewire Software, Inc. (a)	82,459	5,665,758
HubSpot, Inc. (a)	56,938	3,743,674
RealPage, Inc. (a)	90,973	3,270,479
RingCentral, Inc. - Class A (a)	157,779	5,766,823
Ultimate Software Group, Inc. (The) (a) (b)	21,618	4,541,077

		34,965,421

Specialty Retail—1.1%
Tile Shop Holdings, Inc.	188,133	3,884,946

Textiles, Apparel & Luxury Goods—1.6%
Columbia Sportswear Co.	40,243	2,336,509
Steven Madden, Ltd. (a)	83,457	3,334,107

		5,670,616

Thrifts & Mortgage Finance—1.0%
Essent Group, Ltd. (a)	99,465	3,694,130

Trading Companies & Distributors—2.9%
Beacon Roofing Supply, Inc. (a)	77,758	3,810,142
BMC Stock Holdings, Inc. (a)	84,497	1,846,260
SiteOne Landscape Supply, Inc. (a)	94,654	4,927,687

		10,584,089

Total Common Stocks (Cost $261,246,533)		358,675,639

Short-Term Investment—2.2%

Repurchase Agreement—2.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $8,022,391 on 07/03/17, collateralized by $8,175,000 Federal Home Loan Bank at 1.125% due 04/25/18 with a value of $8,183,085.	8,022,311	8,022,311

Total Short-Term Investments (Cost $8,022,311)		8,022,311

Securities Lending Reinvestments (c)—16.0%

Certificates of Deposit—6.3%
ABN AMRO Bank NV
Zero Coupon, 09/05/17	746,863	748,425
Bank of Montreal 1.130%, 07/07/17	1,000,000	999,990
Bank of Montreal Chicago 1.276%, 09/06/17 (d)	750,000	750,138
Bank of Tokyo-Mitsubishi, Ltd. 1.510%, 08/18/17	605,554	600,666
1.602%, 11/16/17 (d)	1,000,000	1,000,976

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Canadian Imperial Bank 1.630%, 10/27/17 (d)	500,000	$500,562
Chiba Bank, Ltd., New York 1.170%, 07/11/17	1,500,000	1,499,982
Credit Suisse AG New York 1.366%, 10/06/17 (d)	500,000	500,124
1.466%, 10/25/17 (d)	1,500,000	1,500,089
DG Bank New York 1.140%, 07/03/17	1,000,000	999,990
DNB NOR Bank ASA 1.412%, 07/28/17 (d)	400,000	400,050
KBC Bank NV 1.220%, 07/26/17	1,500,000	1,500,000
1.250%, 08/08/17	500,000	500,015
Mitsubishi UFJ Trust and Banking Corp. 1.401%, 09/01/17 (d)	1,000,000	1,000,606
Mizuho Bank, Ltd., New York 1.400%, 11/27/17 (d)	1,250,000	1,249,425
1.610%, 08/02/17 (d)	700,000	700,213
National Australia Bank London 1.480%, 11/09/17 (d)	500,000	500,405
Norinchukin Bank New York 1.584%, 08/21/17 (d)	2,250,000	2,250,830
Sumitomo Mitsui Banking Corp., New York 1.330%, 02/08/18 (d)	300,000	299,973
1.551%, 08/01/17 (d)	500,000	500,195
Sumitomo Mitsui Trust Bank, Ltd., New York 1.377%, 10/11/17 (d)	200,000	200,141
1.466%, 10/26/17 (d)	1,000,000	1,000,256
1.552%, 08/16/17 (d)	900,000	900,271
Toronto Dominion Bank New York 1.467%, 03/13/18 (d)	1,500,000	1,501,114
UBS, Stamford 1.722%, 07/31/17 (d)	1,001,022	1,000,571
Wells Fargo Bank San Francisco N.A. 1.547%, 10/26/17 (d)	400,000	400,358

		23,005,365

Commercial Paper—3.0%
Barton Capital S.A. 1.210%, 07/10/17	1,993,681	1,999,348
Commonwealth Bank Australia 1.391%, 03/01/18	1,250,000	1,250,974
ING Funding LLC 1.234%, 12/07/17 (d)	1,000,000	1,000,345
1.277%, 11/13/17 (d)	1,000,000	999,927
LMA S.A. & LMA Americas 1.170%, 07/20/17	1,994,410	1,998,726
National Australia Bank, Ltd. 1.563%, 12/06/17 (d)	1,000,000	1,001,351
Sheffield Receivables Co. 1.190%, 07/28/17	1,993,786	1,998,120
Westpac Banking Corp. 1.506%, 10/20/17 (d)	700,000	700,698

		10,949,489

Repurchase Agreements—4.3%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $361,463 on 07/03/17, collateralized by $376,243 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $368,660.	361,431	361,431
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.710% to be repurchased at $202,375 on 10/02/17, collateralized by various Common Stock with a value of $220,000.	200,000	200,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/17 at 1.100% to be repurchased at $2,900,266 on 07/03/17, collateralized by $2,888,855 U.S. Treasury and Foreign Obligations with rates ranging from 1.375% - 4.500%, maturity dates ranging from 04/10/18 - 02/15/36, with a value of $2,958,000.	2,900,000	2,900,000
Deutsche Bank AG, London
Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $3,500,350 on 07/03/17, collateralized by $3,558,567 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $3,570,011.	3,500,000	3,500,000
Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $3,002,325 on 07/03/17, collateralized by $652 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $3,335,471.	3,000,000	3,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $351,696 on 09/29/17, collateralized by various Common Stock with a value of $385,000.	350,000	350,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $508,099 on 10/02/17, collateralized by various Common Stock with a value of $550,000.	500,000	500,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $1,007,648 on 10/02/17, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	1,000,000
Pershing LLC Repurchase Agreement dated 06/30/17 at 1.180% to be repurchased at $4,000,393 on 07/03/17, collateralized by $6,007,053 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 11.027%, maturity dates ranging from 07/14/17 - 04/20/67, with a value of $4,080,000.	4,000,000	4,000,000

		15,811,431

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—2.4%
Australia New Zealand Bank 1.060%, 07/03/17	2,000,000	$2,000,000
1.150%, 07/03/17	200,000	200,000
Credit Industriel et Commercial 1.100%, 07/03/17	2,000,000	2,000,000
Landesbank Baden-Wuerttemberg 1.200%, 07/03/17	500,000	500,000
Nordea Bank New York 1.050%, 07/03/17	1,500,000	1,500,000
Shinkin Central Bank 1.330%, 07/26/17	1,100,000	1,100,000
Standard Chartered plc 1.200%, 07/03/17	1,300,000	1,300,000

		8,600,000

Total Securities Lending Reinvestments (Cost $58,356,884)		58,366,285

Total Investments—116.6% (Cost $327,625,728) (e)		425,064,235
Other assets and liabilities (net)—(16.6)%		(60,389,438)

Net Assets—100.0%		$364,674,797

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $57,068,875 and the collateral received consisted of cash in the amount of $58,346,746. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	As of June 30, 2017, the aggregate cost of investments was $327,625,728. The aggregate unrealized appreciation and depreciation of investments were $102,206,573 and $(4,768,066), respectively, resulting in net unrealized appreciation of $97,438,507.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$358,675,639	$—	$—	$358,675,639
Total Short-Term Investment*	—	8,022,311	—	8,022,311
Total Securities Lending Reinvestments*	—	58,366,285	—	58,366,285
Total Investments	$358,675,639	$66,388,596	$—	$425,064,235

Collateral for Securities Loaned (Liability)	$—	$(58,346,746)	$—	$(58,346,746)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$425,064,235
Receivable for:
Investments sold	1,262,977
Fund shares sold	12,989
Dividends and interest	39,201

Total Assets	426,379,402
Liabilities
Collateral for securities loaned	58,346,746
Payables for:
Investments purchased	2,328,273
Fund shares redeemed	592,811
Accrued Expenses:
Management fees	244,732
Distribution and service fees	13,860
Deferred trustees’ fees	102,469
Other expenses	75,714

Total Liabilities	61,704,605

Net Assets	$364,674,797

Net Assets Consist of:
Paid in surplus	$245,666,955
Accumulated net investment loss	(898,789)
Accumulated net realized gain	22,468,124
Unrealized appreciation on investments	97,438,507

Net Assets	$364,674,797

Net Assets
Class A	$294,612,599
Class B	63,035,293
Class E	7,026,905
Capital Shares Outstanding*
Class A	21,858,729
Class B	4,981,146
Class E	539,928
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.48
Class B	12.65
Class E	13.01

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $327,625,728.
(b)	Includes securities loaned at value of $57,068,875.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends	$648,615
Interest	4,149
Securities lending income	172,390

Total investment income	825,154
Expenses
Management fees	1,601,412
Administration fees	5,739
Custodian and accounting fees	14,622
Distribution and service fees—Class B	76,958
Distribution and service fees—Class E	4,990
Audit and tax services	20,657
Legal	18,678
Trustees’ fees and expenses	26,317
Shareholder reporting	17,315
Insurance	1,188
Miscellaneous	5,711

Total expenses	1,793,587
Less management fee waiver	(153,140)
Less broker commission recapture	(8,838)

Net expenses	1,631,609

Net Investment Loss	(806,455)

Net Realized and Unrealized Gain
Net realized gain on investments	22,778,040

Net change in unrealized appreciation on investments	25,815,083

Net realized and unrealized gain	48,593,123

Net Increase in Net Assets From Operations	$47,786,668

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(806,455)	$(164,590)
Net realized gain	22,778,040	16,681,440
Net change in unrealized appreciation	25,815,083	3,075,213

Increase in net assets from operations	47,786,668	19,592,063

From Distributions to Shareholders
Net realized capital gains
Class A	(13,532,335)	(30,426,236)
Class B	(3,071,571)	(6,865,485)
Class E	(330,190)	(718,244)

Total distributions	(16,934,096)	(38,009,965)

Decrease in net assets from capital share transactions	(13,245,344)	(16,090,966)

Total increase (decrease) in net assets	17,607,228	(34,508,868)

Net Assets
Beginning of period	347,067,569	381,576,437

End of period	$364,674,797	$347,067,569

Accumulated net investment loss
End of period	$(898,789)	$(92,334)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	267,260	$3,489,370	443,531	$5,365,293
Reinvestments	1,017,469	13,532,335	2,678,366	30,426,236
Redemptions	(2,119,501)	(28,133,301)	(4,200,459)	(51,411,522)

Net decrease	(834,772)	$(11,111,596)	(1,078,562)	$(15,619,993)

Class B
Sales	130,639	$1,650,432	305,780	$3,440,459
Reinvestments	245,922	3,071,571	640,437	6,865,485
Redemptions	(553,408)	(6,933,824)	(948,429)	(10,789,006)

Net decrease	(176,847)	$(2,211,821)	(2,212)	$(483,062)

Class E
Sales	34,186	$442,847	27,839	$333,581
Reinvestments	25,696	330,190	65,295	718,244
Redemptions	(54,193)	(694,964)	(89,074)	(1,039,736)

Net increase	5,689	$78,073	4,060	$12,089

Decrease derived from capital shares transactions		$(13,245,344)		$(16,090,966)

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.36		$13.07		$14.70	$16.55	$11.13	$10.01

Income (Loss) from Investment Operations
Net investment loss (a)	(0.03)		(0.00	)(b)(c)	(0.04)	(0.06)	(0.07)	(0.03)
Net realized and unrealized gain on investments	1.79		0.69		0.47	0.11	5.49	1.15

Total from investment operations	1.76		0.69		0.43	0.05	5.42	1.12

Less Distributions
Distributions from net realized capital gains	(0.64)		(1.40)		(2.06)	(1.90)	0.00	0.00

Total distributions	(0.64)		(1.40)		(2.06)	(1.90)	0.00	0.00

Net Asset Value, End of Period	$13.48		$12.36		$13.07	$14.70	$16.55	$11.13

Total Return (%) (d)	14.32	(e)	6.21		1.73	1.22	48.70	11.19

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	(f)	0.96		0.95	0.95	0.95	0.96
Net ratio of expenses to average net assets (%) (g)	0.88	(f)	0.87		0.86	0.86	0.86	0.87
Ratio of net investment loss to average net assets (%)	(0.41	)(f)	(0.00	)(c)(h)	(0.26)	(0.40)	(0.53)	(0.26)
Portfolio turnover rate (%)	21	(e)	53		64	56	58	74
Net assets, end of period (in millions)	$294.6		$280.6		$310.7	$355.8	$402.4	$311.0

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.66		$12.43		$14.11	$16.01	$10.79	$9.73

Income (Loss) from Investment Operations
Net investment loss (a)	(0.04)		(0.03	)(c)	(0.07)	(0.09)	(0.10)	(0.05)
Net realized and unrealized gain on investments	1.67		0.66		0.45	0.09	5.32	1.11

Total from investment operations	1.63		0.63		0.38	0.00	5.22	1.06

Less Distributions
Distributions from net realized capital gains	(0.64)		(1.40)		(2.06)	(1.90)	0.00	0.00

Total distributions	(0.64)		(1.40)		(2.06)	(1.90)	0.00	0.00

Net Asset Value, End of Period	$12.65		$11.66		$12.43	$14.11	$16.01	$10.79

Total Return (%) (d)	14.06	(e)	6.05		1.43	0.94	48.38	10.89

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.21	(f)	1.21		1.20	1.20	1.20	1.21
Net ratio of expenses to average net assets (%) (g)	1.13	(f)	1.12		1.11	1.11	1.11	1.12
Ratio of net investment loss to average net assets (%)	(0.66	)(f)	(0.25	)(c)	(0.51)	(0.65)	(0.77)	(0.51)
Portfolio turnover rate (%)	21	(e)	53		64	56	58	74
Net assets, end of period (in millions)	$63.0		$60.1		$64.2	$71.9	$80.7	$60.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.97		$12.71		$14.37	$16.25	$10.94	$9.86

Income (Loss) from Investment Operations
Net investment loss (a)	(0.04)		(0.02	)(c)	(0.06)	(0.08)	(0.09)	(0.04)
Net realized and unrealized gain on investments	1.72		0.68		0.46	0.10	5.40	1.12

Total from investment operations	1.68		0.66		0.40	0.02	5.31	1.08

Less Distributions
Distributions from net realized capital gains	(0.64)		(1.40)		(2.06)	(1.90)	0.00	0.00

Total distributions	(0.64)		(1.40)		(2.06)	(1.90)	0.00	0.00

Net Asset Value, End of Period	$13.01		$11.97		$12.71	$14.37	$16.25	$10.94

Total Return (%) (d)	14.11	(e)	6.16		1.55	1.05	48.54	10.95

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11	(f)	1.11		1.10	1.10	1.10	1.11
Net ratio of expenses to average net assets (%) (g)	1.03	(f)	1.02		1.01	1.01	1.01	1.02
Ratio of net investment loss to average net assets (%)	(0.56	)(f)	(0.15	)(c)	(0.41)	(0.55)	(0.67)	(0.41)
Portfolio turnover rate (%)	21	(e)	53		64	56	58	74
Net assets, end of period (in millions)	$7.0		$6.4		$6.7	$7.4	$8.7	$6.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(h)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, Metlife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

BHFTII-12

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to net operating losses, adjustments to prior period accumulated balances and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

BHFTII-13

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

At June 30, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $8,022,311. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $15,811,431. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

BHFTII-14

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$73,871,962	$0	$98,005,008

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$1,601,412	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On the first $100 million
0.100%	On the next $400 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2017 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of

BHFTII-15

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$—	$—	$38,009,965	$55,079,215	$38,009,965	$55,079,215

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$—	$16,748,734	$71,498,870	$—	$88,247,604

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

9. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTII-16

Brighthouse Funds Trust II

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
25,926,036	653,320	2,172,506

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	26,796,608	1,955,255
Robert Boulware	26,905,617	1,846,246
Susan C. Gause	26,763,186	1,988,676
Nancy Hawthorne	26,841,124	1,910,738
Barbara A. Nugent	26,714,973	2,036,890
John Rosenthal	26,900,586	1,851,276
Linda B. Strumpf	26,749,165	2,002,697
Dawn M. Vroegop	26,814,138	1,937,725

BHFTII-17

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Managed by MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A, B, E and G shares of the MetLife Aggregate Bond Index Portfolio returned 2.12%, 2.00%, 2.07%, and 1.97%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 2.27%.

MARKET ENVIRONMENT / CONDITIONS

The Federal Open Market Committee (the “Committee”) met four times during the six-month period and twice raised the Federal Funds Rate by 25 basis points during the March and June meetings to increase the Federal Funds Rate target to 1.00% to 1.25%. The Committee had noted improvements in the labor market, household spending and business investment as the main drivers of the moderate expansion of the economy. Inflation had been moving towards the Federal Reserve’s (the “Fed”) 2% long-run target before decreasing to 1.7% in April. The Committee still expects inflation to normalize towards its long-run target given employment is at its maximum sustainable levels.

As of the end of June, the Committee is maintaining the size of the Fed’s balance sheet containing Treasury and Agency Mortgage-Backed Securities (“MBS”), but will begin to implement balance sheet normalization later this year. According to the Policy and Normalization Principles and Plans, the Committee will reinvest proceeds from holdings only to the extent that they exceed gradually increasing caps on reductions in security holdings. The Committee will begin gradually reducing its holdings by $6 billion a month in Treasury and $4 billion in Agency MBS. Those caps will be increased over the next year to $30 billion a month for Treasury and $20 billion a month for Agency MBS. By limiting the number of securities that the market needs to absorb, the caps should guard against potential market strains.

The conclusion of the U.S. presidential election and increased probability of a Republican controlled congress to pass pro-growth policies sustained a rally in equity and fixed income risk markets initially. Those optimistic projections have been tempered by the reality of the current political process and the equity rally subsided, but volatility remains very low. The S&P 500 Index returned 5.5% in the first quarter but weakened slightly in the second quarter to finish the first half of 2017 at 9.34%. The risk rally and historically low volatility led to a flatter fixed income curve. The difference between 2-year and 10-year Treasury rates decreased 46 basis points to 0.93% at the end of the second quarter. The 10-year Treasury declined 15 basis points to 2.31% and the 30-year Treasury declined 23 basis points to 2.84%.

The Corporate sector was the strongest-performing Index sector for the six-month period on a total return basis. Total returns for the Index sectors were: 3.80% for Corporate; 2.70% for Government-Related; 2.18% for Commercial Mortgage-Backed Securities; 1.87% for Treasury; 1.35% for MBS and 1.14% for Asset-Backed Securities.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio is managed utilizing a Stratified Sampling approach where the objective is to track the performance of the Index by holding a subset of Index constituents and neutralizing exposures across key characteristics (i.e., duration, term structure, high sector, sub-sector, quality). Factors that impact tracking error include: sampling, transaction costs, contributions and withdrawals.

Stacey Lituchy

Jason Chapin

Brian Leonard

Portfolio Managers

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Aggregate Bond Index Portfolio
Class A	2.12	-0.62	1.94	4.25	—
Class B	2.00	-0.80	1.69	3.99	—
Class E	2.07	-0.69	1.79	4.10	—
Class G	1.97	-0.93	1.63	—	3.35
Bloomberg Barclays U.S. Aggregate Bond Index	2.27	-0.31	2.21	4.48	—

1The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 11/9/98,1/2/01, 5/1/01 and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	67.3
Corporate Bonds & Notes	27.8
Foreign Government	1.5
Mortgage-Backed Securities	1.4
Municipals	0.6
Asset-Backed Securities	0.5

BHFTII-2

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Aggregate Bond Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.27%	$1,000.00	$1,021.20	$1.35
	Hypothetical*	0.27%	$1,000.00	$1,023.46	$1.35

Class B(a)	Actual	0.52%	$1,000.00	$1,020.00	$2.60
	Hypothetical*	0.52%	$1,000.00	$1,022.22	$2.61

Class E(a)	Actual	0.42%	$1,000.00	$1,020.70	$2.10
	Hypothetical*	0.42%	$1,000.00	$1,022.71	$2.11

Class G(a)	Actual	0.57%	$1,000.00	$1,019.70	$2.85
	Hypothetical*	0.57%	$1,000.00	$1,021.97	$2.86

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

U.S. Treasury & Government Agencies—67.3% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—28.5%
Fannie Mae 15 Yr. Pool 2.500%, 12/01/27	3,402,199	$3,441,335
2.500%, 02/01/28	2,631,540	2,660,300
2.500%, 07/01/28	4,723,233	4,774,854
2.500%, 10/01/28	2,963,405	2,995,792
2.500%, 03/01/30	3,015,722	3,041,307
2.500%, 09/01/31	4,539,723	4,565,788
2.500%, 01/01/32	1,454,149	1,462,498
2.500%, 04/01/32	2,946,612	2,963,957
3.000%, 01/01/27	1,305,386	1,342,297
3.000%, 02/01/27	2,179,425	2,241,219
3.000%, 03/01/27	1,141,349	1,173,711
3.000%, 01/01/29	5,215,036	5,360,509
3.000%, 10/01/29	2,313,751	2,377,789
3.000%, 06/01/30	2,825,292	2,901,457
3.000%, 02/01/32	1,899,954	1,950,680
3.500%, 02/01/26	1,955,624	2,036,426
3.500%, 03/01/26	866,953	902,774
3.500%, 05/01/29	2,088,474	2,175,015
4.000%, 04/01/19	39,113	40,490
4.000%, 05/01/19	74,285	76,901
4.000%, 01/01/20	195,097	201,970
4.000%, 06/01/24	328,777	343,525
4.000%, 11/01/24	1,742,831	1,821,008
4.500%, 07/01/18	68,998	69,758
4.500%, 05/01/19	42,361	43,379
4.500%, 08/01/24	419,925	443,005
4.500%, 06/01/25	787,991	833,566
5.000%, 06/01/18	8,611	8,818
5.000%, 01/01/19	37,756	38,664
5.000%, 02/01/20	107,675	111,135
5.000%, 01/01/22	152,315	158,712
5.000%, 02/01/24	477,856	502,496
5.500%, 11/01/17	810	810
5.500%, 02/01/18	4,294	4,316
5.500%, 04/01/18	38,541	38,833
6.000%, 09/01/17	239	239
Fannie Mae 20 Yr. Pool 3.000%, 02/01/33	1,723,874	1,752,541
3.000%, 08/01/35	2,404,388	2,444,052
3.000%, 05/01/36	3,375,494	3,425,540
3.500%, 04/01/32	1,578,612	1,643,886
3.500%, 09/01/35	2,421,852	2,517,207
4.000%, 02/01/31	716,900	760,303
4.500%, 08/01/30	450,603	483,825
5.000%, 02/01/24	182,522	199,257
5.000%, 09/01/25	136,324	148,824
5.500%, 07/01/23	102,544	113,497
5.500%, 01/01/24	67,854	75,102
5.500%, 07/01/24	178,714	197,804
5.500%, 07/01/25	151,487	167,668
7.000%, 10/01/21	7,622	8,056
Fannie Mae 30 Yr. Pool 2.500%, 08/01/46	3,781,230	3,647,644
3.000%, 08/01/42	1,504,890	1,511,225
3.000%, 09/01/42	2,009,909	2,018,370

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 3.000%, 11/01/42	2,472,120	2,482,527
3.000%, 12/01/42	4,695,616	4,715,383
3.000%, 01/01/43	1,215,006	1,220,121
3.000%, 02/01/43	4,418,255	4,436,234
3.000%, 03/01/43	5,141,715	5,162,638
3.000%, 05/01/43	3,667,547	3,682,472
3.000%, 07/01/43	9,638,153	9,677,374
3.000%, 09/01/43	1,852,334	1,859,872
3.000%, 05/01/45	3,377,063	3,380,734
3.000%, 05/01/46	3,516,081	3,513,632
3.000%, 06/01/46	4,499,508	4,496,375
3.000%, 08/01/46	4,555,772	4,552,600
3.000%, 10/01/46	9,469,275	9,462,680
3.000%, 11/01/46	2,475,663	2,473,938
3.000%, 02/01/47	9,854,848	9,847,985
3.500%, 12/01/40	1,822,250	1,882,077
3.500%, 03/01/42	1,256,067	1,296,333
3.500%, 04/01/42	2,690,890	2,777,152
3.500%, 05/01/42	3,042,356	3,139,885
3.500%, 06/01/42	2,311,992	2,386,108
3.500%, 08/01/42	1,492,241	1,540,078
3.500%, 09/01/42	4,442,638	4,585,056
3.500%, 10/01/42	2,153,993	2,223,044
3.500%, 01/01/43	1,870,064	1,930,013
3.500%, 02/01/43	3,014,226	3,110,853
3.500%, 04/01/43	3,510,835	3,620,865
3.500%, 06/01/43	1,965,438	2,027,035
3.500%, 08/01/44	2,225,474	2,290,623
3.500%, 02/01/45	3,222,203	3,316,530
3.500%, 03/01/45	5,102,127	5,243,584
3.500%, 04/01/45	6,262,150	6,435,768
3.500%, 09/01/45	10,525,672	10,817,497
3.500%, 11/01/45	3,689,363	3,791,651
3.500%, 01/01/46	4,094,988	4,208,521
3.500%, 03/01/46	4,125,651	4,240,001
3.500%, 05/01/46	3,397,156	3,491,315
3.500%, 04/01/47	8,739,069	8,982,466
4.000%, 08/01/39	1,088,962	1,149,793
4.000%, 09/01/39	906,284	956,910
4.000%, 12/01/39	1,118,569	1,181,054
4.000%, 06/01/40	1,652,372	1,744,874
4.000%, 09/01/40	716,525	756,637
4.000%, 12/01/40	5,466,956	5,773,005
4.000%, 01/01/41	2,797,245	2,953,943
4.000%, 02/01/41	3,426,435	3,618,517
4.000%, 12/01/41	1,248,676	1,318,676
4.000%, 02/01/42	1,395,255	1,472,968
4.000%, 09/01/43	2,038,192	2,147,078
4.000%, 02/01/44	3,082,339	3,243,709
4.000%, 05/01/44	2,304,918	2,425,587
4.000%, 08/01/44	3,298,323	3,471,000
4.000%, 10/01/44	1,958,025	2,060,534
4.000%, 11/01/44	4,098,637	4,313,213
4.000%, 01/01/45	3,298,058	3,470,722
4.000%, 03/01/45	2,593,461	2,729,103

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.000%, 10/01/45	3,553,412	$3,739,261
4.000%, 03/01/47	1,404,819	1,478,839
4.000%, 05/01/47	1,871,546	1,968,332
4.000%, 06/01/47	3,785,868	3,985,345
4.500%, 08/01/33	231,083	249,291
4.500%, 10/01/33	220,645	238,031
4.500%, 04/01/34	74,657	80,074
4.500%, 01/01/39	102,481	110,443
4.500%, 07/01/39	1,464,998	1,579,042
4.500%, 09/01/39	2,177,604	2,347,121
4.500%, 10/01/39	1,065,323	1,148,255
4.500%, 05/01/40	1,341,823	1,445,713
4.500%, 08/01/40	2,107,537	2,270,711
4.500%, 11/01/40	1,099,435	1,184,558
4.500%, 12/01/40	2,065,628	2,225,558
4.500%, 04/01/41	4,688,019	5,049,328
4.500%, 05/01/41	1,158,118	1,247,375
4.500%, 03/01/44	1,606,398	1,723,653
5.000%, 07/01/33	144,095	157,771
5.000%, 08/01/33	457,185	500,576
5.000%, 09/01/33	196,264	214,891
5.000%, 10/01/33	1,961,252	2,147,397
5.000%, 03/01/34	227,655	249,262
5.000%, 04/01/34	535,957	588,224
5.000%, 05/01/34	68,356	75,159
5.000%, 09/01/34	208,513	229,266
5.000%, 02/01/35	327,721	360,338
5.000%, 04/01/35	150,635	165,212
5.000%, 05/01/35	43,085	47,255
5.000%, 11/01/35	129,261	141,770
5.000%, 03/01/36	531,530	582,965
5.000%, 07/01/37	434,628	476,826
5.000%, 01/01/39	399,592	437,750
5.000%, 04/01/40	1,484,432	1,624,006
5.000%, 07/01/41	956,508	1,048,725
5.500%, 10/01/32	41,528	46,248
5.500%, 02/01/33	112,173	124,849
5.500%, 03/01/33	353,980	393,981
5.500%, 05/01/33	1,472,415	1,638,805
5.500%, 08/01/33	629,206	700,309
5.500%, 10/01/33	69,321	77,154
5.500%, 12/01/33	781,610	869,936
5.500%, 02/01/34	178,524	198,285
5.500%, 03/01/34	110,915	123,193
5.500%, 04/01/34	52,753	58,592
5.500%, 06/01/34	206,293	229,129
5.500%, 09/01/34	189,125	210,060
5.500%, 12/01/34	460,411	511,377
5.500%, 01/01/35	133,579	148,365
5.500%, 02/01/35	367,736	408,443
5.500%, 04/01/35	143,263	159,245
5.500%, 06/01/35	724,343	805,146
5.500%, 01/01/37	198,858	221,031
5.500%, 05/01/37	121,108	134,622
5.500%, 05/01/38	101,303	112,690

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.500%, 06/01/38	127,442	141,767
5.500%, 07/01/38	74,277	82,627
6.000%, 08/01/28	2,630	2,957
6.000%, 11/01/28	685	770
6.000%, 12/01/28	801	908
6.000%, 06/01/31	36,459	40,233
6.000%, 09/01/32	82,872	91,889
6.000%, 01/01/33	17,678	19,601
6.000%, 02/01/33	68,983	76,595
6.000%, 03/01/33	93,540	103,862
6.000%, 04/01/33	204,845	227,448
6.000%, 05/01/33	274,924	305,261
6.000%, 05/01/34	318,727	354,180
6.000%, 09/01/34	209,065	232,320
6.000%, 11/01/34	289,574	321,783
6.000%, 01/01/35	102,904	114,599
6.000%, 07/01/36	46,369	51,784
6.000%, 09/01/36	152,268	170,049
6.000%, 07/01/37	48,035	53,736
6.000%, 08/01/37	208,641	233,405
6.000%, 09/01/37	408,481	456,964
6.000%, 10/01/37	164,470	183,991
6.000%, 05/01/38	563,031	629,858
6.000%, 12/01/38	130,316	145,535
6.500%, 05/01/28	44,214	50,070
6.500%, 12/01/28	114,808	126,983
6.500%, 03/01/29	2,751	3,043
6.500%, 04/01/29	25,555	28,412
6.500%, 05/01/29	4,947	5,471
6.500%, 08/01/29	817	904
6.500%, 05/01/30	29,080	32,164
6.500%, 09/01/31	5,939	6,571
6.500%, 06/01/32	21,910	24,373
6.500%, 10/01/33	68,119	75,342
6.500%, 10/01/34	243,916	278,390
6.500%, 10/01/37	64,179	72,366
7.000%, 06/01/26	528	569
7.000%, 06/01/28	6,949	7,012
7.000%, 10/01/29	8,323	9,666
7.000%, 12/01/29	3,392	3,472
7.000%, 06/01/32	49,901	56,047
7.000%, 10/01/37	168,110	195,783
7.500%, 09/01/25	4,044	4,583
7.500%, 06/01/26	4,645	5,351
7.500%, 07/01/29	9,809	11,498
7.500%, 10/01/29	6,795	7,178
8.000%, 11/01/29	126	145
8.000%, 05/01/30	16,390	16,934
8.000%, 11/01/30	2,910	3,337
8.000%, 01/01/31	2,902	3,269
8.000%, 02/01/31	5,019	5,813
Fannie Mae-ACES 2.679%, 05/25/21 (a)	5,000,000	5,104,500
Freddie Mac 15 Yr. Gold Pool 2.500%, 12/01/27	1,511,287	1,529,055

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 15 Yr. Gold Pool 2.500%, 02/01/28	2,376,711	$2,403,449
2.500%, 04/01/28	2,088,540	2,112,036
2.500%, 12/01/29	3,114,491	3,146,969
2.500%, 01/01/31	3,977,062	4,001,781
2.500%, 01/01/32	5,807,427	5,843,523
3.000%, 03/01/27	1,190,035	1,224,332
3.000%, 05/01/27	1,624,773	1,671,600
3.000%, 11/01/28	1,943,294	1,998,979
3.000%, 12/01/29	3,490,570	3,589,059
3.000%, 05/01/31	4,107,953	4,220,196
3.500%, 12/01/25	1,381,475	1,439,606
3.500%, 05/01/26	471,154	491,018
3.500%, 09/01/30	2,984,359	3,114,331
4.000%, 06/01/19	52,625	54,493
4.000%, 05/01/25	726,635	760,591
4.000%, 08/01/25	355,172	371,769
4.000%, 10/01/25	368,857	386,094
4.500%, 09/01/18	37,490	38,324
4.500%, 10/01/18	84,147	86,019
4.500%, 04/01/19	112,560	115,565
4.500%, 06/01/19	65,256	66,707
4.500%, 08/01/19	19,382	19,814
5.000%, 05/01/18	73,614	75,488
5.000%, 12/01/18	13,802	14,153
5.000%, 06/01/19	79,549	81,574
5.500%, 11/01/17	3,652	3,663
5.500%, 01/01/24	331,516	353,277
Freddie Mac 20 Yr. Gold Pool 3.000%, 04/01/33	2,716,036	2,759,431
3.000%, 02/01/37	2,902,138	2,943,050
3.500%, 04/01/32	2,056,075	2,141,784
4.000%, 01/01/31	797,868	846,541
4.000%, 08/01/31	787,798	835,857
4.500%, 05/01/29	208,564	223,406
5.000%, 03/01/27	112,368	121,978
Freddie Mac 30 Yr. Gold Pool 2.500%, 07/01/43	2,584,723	2,494,265
3.000%, 10/01/42	2,346,401	2,354,612
3.000%, 01/01/43	2,315,441	2,323,543
3.000%, 03/01/43	5,716,546	5,735,777
3.000%, 04/01/43	4,277,978	4,292,369
3.000%, 06/01/43	1,798,962	1,805,014
3.000%, 07/01/43	3,769,389	3,782,069
3.000%, 06/01/45	4,168,757	4,170,580
3.000%, 01/01/46	2,561,199	2,562,319
3.000%, 06/01/46	4,480,881	4,474,518
3.000%, 10/01/46	3,711,728	3,706,457
3.000%, 11/01/46	4,693,736	4,687,070
3.000%, 01/01/47	7,370,891	7,360,424
3.000%, 02/01/47	4,042,900	4,037,158
3.500%, 01/01/42	1,327,685	1,370,663
3.500%, 03/01/42	1,204,370	1,243,356
3.500%, 08/01/42	3,023,883	3,121,768
3.500%, 02/01/43	1,744,263	1,799,471
3.500%, 05/01/43	2,804,356	2,893,117

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 3.500%, 06/01/43	1,781,993	1,838,395
3.500%, 06/01/44	2,013,854	2,073,553
3.500%, 10/01/44	2,214,026	2,279,659
3.500%, 11/01/44	3,082,742	3,174,128
3.500%, 12/01/44	2,956,885	3,044,540
3.500%, 05/01/45	3,638,788	3,740,562
3.500%, 08/01/45	3,544,468	3,643,604
3.500%, 11/01/45	3,818,264	3,925,058
3.500%, 12/01/45	2,326,578	2,391,650
3.500%, 03/01/46	7,119,469	7,318,739
3.500%, 02/01/47	4,789,725	4,924,460
3.500%, 06/01/47	3,882,172	3,991,378
4.000%, 06/01/39	716,968	757,283
4.000%, 12/01/39	1,214,399	1,282,685
4.000%, 11/01/40	1,113,681	1,176,499
4.000%, 04/01/41	1,095,161	1,157,001
4.000%, 09/01/41	1,139,328	1,203,662
4.000%, 10/01/41	2,591,423	2,737,751
4.000%, 11/01/41	1,124,499	1,187,995
4.000%, 10/01/43	3,085,717	3,251,344
4.000%, 07/01/44	3,256,892	3,428,550
4.000%, 10/01/44	2,492,132	2,623,482
4.000%, 07/01/45	3,980,453	4,189,272
4.000%, 01/01/46	4,012,617	4,224,833
4.000%, 02/01/46	2,151,830	2,265,634
4.000%, 06/01/47	1,894,176	1,993,316
4.500%, 10/01/35	373,748	401,361
4.500%, 06/01/38	555,555	596,581
4.500%, 02/01/39	379,539	408,587
4.500%, 03/01/39	282,476	304,095
4.500%, 04/01/39	597,783	643,534
4.500%, 09/01/39	692,287	745,271
4.500%, 10/01/39	1,754,771	1,889,071
4.500%, 11/01/39	526,243	566,518
4.500%, 01/01/40	377,404	406,142
4.500%, 05/01/40	682,511	734,481
4.500%, 11/01/40	1,032,103	1,110,693
4.500%, 02/01/41	417,283	448,915
4.500%, 05/01/41	629,401	677,112
4.500%, 06/01/41	427,971	460,413
4.500%, 12/01/43	981,578	1,052,898
4.500%, 12/01/45	1,286,980	1,378,686
5.000%, 10/01/33	534,309	581,293
5.000%, 03/01/34	85,912	93,870
5.000%, 08/01/35	442,174	481,908
5.000%, 09/01/35	195,373	212,929
5.000%, 10/01/35	186,635	203,406
5.000%, 01/01/36	558,319	608,490
5.000%, 04/01/38	290,036	315,791
5.000%, 11/01/39	1,271,791	1,385,153
5.000%, 05/01/40	1,634,218	1,776,524
5.500%, 06/01/34	365,344	403,447
5.500%, 10/01/35	141,221	156,083
5.500%, 12/01/35	541,371	598,345
5.500%, 01/01/36	360,318	398,195

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 5.500%, 12/01/37	336,883	$372,269
5.500%, 04/01/38	1,473,275	1,629,361
5.500%, 07/01/38	171,608	189,789
5.500%, 08/01/38	485,999	537,488
6.000%, 11/01/28	7,064	7,991
6.000%, 12/01/28	5,411	6,151
6.000%, 04/01/29	2,262	2,542
6.000%, 05/01/29	1,861	2,091
6.000%, 06/01/31	2,056	2,310
6.000%, 07/01/31	676	770
6.000%, 09/01/31	56,950	64,013
6.000%, 11/01/32	23,736	26,395
6.000%, 06/01/34	85,912	95,661
6.000%, 11/01/35	75,046	83,483
6.000%, 02/01/36	129,435	144,491
6.000%, 08/01/36	66,659	74,413
6.000%, 10/01/36	137,779	153,806
6.000%, 11/01/36	90,015	100,485
6.000%, 01/01/37	129,596	144,670
6.000%, 02/01/38	144,104	161,220
6.000%, 11/01/39	1,252,429	1,400,321
6.000%, 04/01/40	380,001	425,136
6.500%, 02/01/30	5,147	5,689
6.500%, 08/01/31	7,785	8,686
6.500%, 10/01/31	6,905	7,633
6.500%, 11/01/31	16,918	18,903
6.500%, 03/01/32	335,772	374,987
6.500%, 04/01/32	245,658	283,201
6.500%, 09/01/36	296,415	334,838
6.500%, 11/01/37	153,951	173,048
7.000%, 12/01/27	1,125	1,273
7.000%, 11/01/28	3,239	3,739
7.000%, 04/01/29	3,138	3,611
7.000%, 05/01/29	648	708
7.000%, 06/01/29	5,676	5,840
7.000%, 07/01/29	1,518	1,656
7.000%, 01/01/31	96,780	102,051
7.500%, 08/01/24	7,532	7,554
7.500%, 10/01/27	8,771	9,786
7.500%, 10/01/29	11,002	12,669
7.500%, 05/01/30	11,603	12,999
8.000%, 02/01/27	2,893	3,301
8.000%, 10/01/28	5,394	6,221
Freddie Mac Multifamily Structured Pass-Through Certificates 2.902%, 08/25/20	834,522	848,333
3.060%, 07/25/23 (a)	4,800,000	4,961,808
Ginnie Mae I 15 Yr. Pool 3.000%, 08/15/28	2,341,146	2,420,792
5.000%, 10/15/20	98,604	103,897
5.000%, 01/15/21	93,012	98,003
Ginnie Mae I 30 Yr. Pool 3.000%, 11/15/42	2,505,666	2,546,418
3.000%, 12/15/42	1,951,025	1,982,756
3.000%, 02/15/43	1,672,590	1,698,216

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 3.000%, 03/15/43	1,977,083	2,007,373
3.000%, 05/15/43	2,752,920	2,795,097
3.000%, 07/15/43	1,781,654	1,808,950
3.500%, 01/15/42	2,453,475	2,557,087
3.500%, 02/15/42	828,241	861,958
3.500%, 03/15/42	1,698,180	1,767,312
3.500%, 05/15/42	1,127,564	1,173,466
3.500%, 09/15/42	1,490,943	1,551,638
3.500%, 05/15/43	1,979,135	2,059,096
4.000%, 07/15/39	1,721,822	1,823,951
4.000%, 07/15/40	947,857	999,586
4.000%, 03/15/41	608,646	641,505
4.000%, 10/15/41	1,566,087	1,650,634
4.500%, 01/15/39	247,535	266,845
4.500%, 04/15/39	789,714	851,317
4.500%, 05/15/39	1,639,544	1,767,439
4.500%, 08/15/39	724,601	781,125
4.500%, 01/15/40	779,238	840,314
4.500%, 04/15/40	1,029,473	1,110,163
4.500%, 02/15/41	202,075	218,036
4.500%, 04/15/41	451,488	487,148
5.000%, 12/15/35	277,681	304,929
5.000%, 12/15/36	136,845	150,389
5.000%, 01/15/39	876,083	958,385
5.000%, 02/15/39	166,474	182,110
5.000%, 08/15/39	1,144,198	1,251,671
5.000%, 09/15/39	269,958	295,315
5.000%, 12/15/39	548,380	599,889
5.000%, 05/15/40	866,148	947,378
5.500%, 03/15/36	244,891	274,134
5.500%, 01/15/37	345,800	388,730
5.500%, 11/15/37	487,276	547,757
5.500%, 09/15/38	213,621	236,663
5.500%, 08/15/39	890,708	990,038
6.000%, 01/15/29	4,448	5,015
6.000%, 01/15/33	188,687	217,107
6.000%, 03/15/35	203,500	231,525
6.000%, 12/15/35	144,156	163,496
6.000%, 06/15/36	127,175	144,002
6.000%, 09/15/36	132,442	149,313
6.000%, 07/15/38	816,401	925,754
6.500%, 05/15/23	1,054	1,152
6.500%, 02/15/27	24,785	28,076
6.500%, 07/15/28	8,583	9,433
6.500%, 08/15/28	9,086	9,929
6.500%, 11/15/28	7,948	9,198
6.500%, 12/15/28	8,643	9,444
6.500%, 07/15/29	1,979	2,162
6.500%, 05/15/36	114,723	127,538
7.000%, 01/15/28	1,473	1,621
7.000%, 04/15/28	2,781	2,844
7.000%, 05/15/28	9,157	9,692
7.000%, 06/15/28	7,516	8,314
7.000%, 10/15/28	7,213	7,870
7.000%, 06/15/29	1,904	1,936

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 7.000%, 09/15/29	2,306	$2,348
7.000%, 01/15/31	1,277	1,297
7.000%, 03/15/31	11,799	11,989
7.000%, 07/15/31	347,194	407,862
7.000%, 08/15/31	59,616	71,367
7.000%, 02/15/32	9,521	9,623
7.000%, 07/15/32	19,985	22,678
7.500%, 04/15/30	7,872	7,985
8.000%, 08/15/26	3,017	3,364
8.000%, 09/15/26	2,576	2,843
8.000%, 06/15/29	21,502	22,841
9.000%, 11/15/24	4,769	5,120
Ginnie Mae II 30 Yr. Pool 3.000%, 12/20/42	2,329,950	2,366,132
3.000%, 03/20/43	3,342,168	3,392,301
3.000%, 12/20/44	3,023,701	3,060,925
3.000%, 04/20/45	2,834,045	2,867,501
3.000%, 08/20/45	4,080,363	4,128,533
3.000%, 11/20/45	2,350,236	2,377,981
3.000%, 01/20/46	4,054,213	4,102,073
3.000%, 09/20/46	4,548,727	4,600,007
3.000%, 10/20/46	4,622,877	4,674,993
3.000%, 11/20/46	4,776,543	4,830,392
3.000%, 01/20/47	10,674,804	10,793,690
3.000%, 03/20/47	2,942,966	2,975,742
3.000%, 04/20/47	1,958,247	1,980,399
3.500%, 12/20/41	1,453,276	1,512,500
3.500%, 03/20/42	3,047,970	3,173,751
3.500%, 08/20/42	1,410,755	1,468,973
3.500%, 01/20/43	4,264,310	4,436,655
3.500%, 04/20/43	1,726,251	1,794,978
3.500%, 05/20/43	2,812,675	2,924,655
3.500%, 07/20/44	3,771,098	3,914,298
3.500%, 02/20/45	4,076,937	4,228,138
3.500%, 06/20/45	2,633,321	2,730,984
3.500%, 08/20/45	5,954,245	6,175,070
3.500%, 09/20/45	6,815,250	7,068,007
3.500%, 10/20/45	4,033,713	4,183,311
3.500%, 12/20/45	3,532,269	3,663,271
3.500%, 01/20/46	3,553,035	3,684,806
3.500%, 02/20/46	2,906,736	3,013,257
3.500%, 05/20/46	4,005,936	4,152,737
3.500%, 06/20/46	3,362,045	3,485,251
3.500%, 02/20/47	2,858,615	2,964,016
3.500%, 03/20/47	4,770,832	4,946,741
3.500%, 06/20/47	1,912,000	1,982,498
4.000%, 11/20/40	1,403,022	1,489,108
4.000%, 12/20/40	1,569,774	1,666,091
4.000%, 05/20/43	2,380,159	2,522,023
4.000%, 11/20/43	1,045,831	1,108,166
4.000%, 02/20/44	3,532,646	3,735,904
4.000%, 04/20/44	1,448,423	1,531,761
4.000%, 05/20/44	1,775,096	1,877,230
4.000%, 09/20/44	2,765,230	2,924,332
4.000%, 10/20/44	3,981,712	4,210,807

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool 4.000%, 11/20/44	779,817	824,686
4.000%, 10/20/45	3,270,173	3,446,789
4.000%, 11/20/45	1,712,454	1,804,941
4.000%, 02/20/47	4,688,924	4,945,478
4.500%, 08/20/40	1,213,980	1,300,539
4.500%, 12/20/40	769,076	823,912
4.500%, 04/20/41	670,783	718,810
4.500%, 03/20/42	537,576	576,066
4.500%, 10/20/43	864,615	922,633
4.500%, 02/20/44	1,677,588	1,790,160
4.500%, 04/20/45	1,618,553	1,727,163
4.500%, 03/20/47	2,768,815	2,950,098
5.000%, 08/20/40	549,087	594,529
5.000%, 10/20/40	562,398	608,941
5.000%, 06/20/44	1,333,449	1,443,805
6.500%, 06/20/31	21,623	25,397
6.500%, 11/20/38	461,895	527,787
7.500%, 02/20/28	2,639	2,999

		767,144,874

Federal Agencies—2.1%
Federal Home Loan Bank 1.750%, 06/12/20 (b)	17,700,000	17,762,835
Federal Home Loan Mortgage Corp. 1.125%, 04/15/19 (b)	12,000,000	11,942,160
1.250%, 10/02/19	3,000,000	2,984,730
1.375%, 05/01/20 (b)	5,145,000	5,111,815
Federal National Mortgage Association 2.125%, 04/24/26 (b)	11,500,000	11,213,535
6.625%, 11/15/30	2,450,000	3,496,909
Tennessee Valley Authority 5.250%, 09/15/39 (b)	3,350,000	4,381,532

		56,893,516

U.S. Treasury—36.7%
U.S. Treasury Bonds 2.250%, 08/15/46	3,000,000	2,642,100
2.500%, 02/15/45	14,400,000	13,444,704
2.500%, 02/15/46	8,200,000	7,636,004
2.500%, 05/15/46	4,800,000	4,467,408
2.750%, 08/15/42	2,020,000	1,998,568
2.875%, 05/15/43	4,760,000	4,807,219
2.875%, 08/15/45	5,000,000	5,029,050
2.875%, 11/15/46	3,000,000	3,017,550
3.000%, 11/15/44	11,000,000	11,354,641
3.000%, 05/15/45	4,500,000	4,639,140
3.000%, 11/15/45	7,700,000	7,934,080
3.000%, 02/15/47	3,000,000	3,095,550
3.000%, 05/15/47	3,800,000	3,921,718
3.125%, 02/15/42	1,800,000	1,906,596
3.125%, 02/15/43	3,270,000	3,456,227
3.125%, 08/15/44	4,700,000	4,967,195
3.375%, 05/15/44	3,000,000	3,315,600
3.500%, 02/15/39	2,080,000	2,351,253

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Bonds 3.625%, 02/15/44	10,120,000	$11,663,402
3.750%, 08/15/41	1,830,000	2,143,223
3.750%, 11/15/43	2,600,000	3,057,470
3.875%, 08/15/40	10,380,000	12,356,871
4.250%, 11/15/40	7,280,000	9,149,868
4.375%, 11/15/39	3,900,000	4,971,798
4.375%, 05/15/40	5,220,000	6,663,695
4.375%, 05/15/41	5,850,000	7,501,046
4.500%, 05/15/38	4,950,000	6,410,498
5.000%, 05/15/37	1,560,000	2,140,944
5.250%, 02/15/29	750,000	968,550
5.375%, 02/15/31	3,675,000	4,940,119
6.125%, 11/15/27	5,750,000	7,765,375
6.250%, 08/15/23	7,700,000	9,585,114
6.250%, 05/15/30 (b)	2,500,000	3,564,350
6.375%, 08/15/27	6,900,000	9,433,956
6.500%, 11/15/26	4,500,000	6,108,300
7.125%, 02/15/23	11,125,000	14,176,366
7.250%, 08/15/22	6,120,000	7,710,098
7.875%, 02/15/21 (b)	4,450,000	5,411,912
8.000%, 11/15/21	2,920,000	3,679,141
8.125%, 08/15/19	2,645,000	3,016,305
8.125%, 08/15/21 (b)	1,250,000	1,565,225
8.500%, 02/15/20	6,700,000	7,911,628
8.750%, 08/15/20	1,000,000	1,217,710
8.875%, 02/15/19 (b)	5,215,000	5,850,395
U.S. Treasury Notes 0.750%, 02/15/19 (b)	14,100,000	13,966,332
0.750%, 08/15/19	5,000,000	4,932,900
0.875%, 04/15/19	6,000,000	5,948,640
1.000%, 08/15/18 (b)	28,000,000	27,907,040
1.125%, 05/31/19	12,300,000	12,244,896
1.125%, 03/31/20	5,100,000	5,047,776
1.125%, 02/28/21	10,100,000	9,896,788
1.125%, 06/30/21	14,200,000	13,860,620
1.125%, 07/31/21	12,300,000	11,990,163
1.250%, 10/31/19	5,130,000	5,109,839
1.250%, 01/31/20	15,000,000	14,909,700
1.250%, 02/29/20	25,800,000	25,634,622
1.250%, 03/31/21	6,100,000	5,999,899
1.375%, 09/30/18 (b)	50,790,000	50,824,534
1.375%, 11/30/18 (b)	15,000,000	15,006,901
1.375%, 01/31/20 (b)	27,100,000	27,030,625
1.375%, 08/31/20	14,900,000	14,798,680
1.500%, 03/31/19 (b)	16,870,000	16,914,537
1.500%, 02/28/23	4,000,000	3,894,280
1.625%, 06/30/19	15,800,000	15,873,944
1.625%, 12/31/19	14,800,000	14,857,867
1.625%, 11/30/20	5,000,000	4,997,950
1.625%, 11/15/22	5,000,000	4,917,350
1.625%, 05/31/23	7,900,000	7,725,805
1.625%, 05/15/26 (b)	15,900,000	15,076,857
1.750%, 10/31/20	10,000,000	10,043,500
1.750%, 12/31/20	14,800,000	14,846,620
1.750%, 11/30/21	11,000,000	10,971,730

U.S. Treasury—(Continued)
U.S. Treasury Notes 1.750%, 02/28/22 (b)	9,000,000	8,962,110
1.750%, 05/15/22	4,900,000	4,873,148
1.750%, 05/15/23	17,520,000	17,259,653
1.875%, 02/28/22	15,000,000	15,020,100
1.875%, 08/31/22	7,400,000	7,386,236
2.000%, 11/30/20	14,800,000	14,975,972
2.000%, 02/28/21	5,000,000	5,056,100
2.000%, 10/31/21	6,000,000	6,048,720
2.000%, 02/15/22	3,800,000	3,828,842
2.000%, 11/30/22	9,600,000	9,621,696
2.000%, 02/15/23	6,900,000	6,903,519
2.000%, 02/15/25	5,000,000	4,931,750
2.000%, 08/15/25	11,100,000	10,912,632
2.000%, 11/15/26	13,300,000	12,970,958
2.125%, 08/31/20	5,800,000	5,894,366
2.125%, 06/30/21	12,000,000	12,175,560
2.125%, 08/15/21	8,710,000	8,832,463
2.125%, 12/31/21	11,900,000	12,053,629
2.125%, 02/29/24	12,000,000	12,014,880
2.125%, 05/15/25	11,100,000	11,030,958
2.250%, 07/31/21	19,000,000	19,363,850
2.250%, 11/15/24	7,800,000	7,844,149
2.250%, 11/15/25	10,800,000	10,803,347
2.250%, 02/15/27	5,900,000	5,873,745
2.375%, 12/31/20	7,600,000	7,786,428
2.375%, 08/15/24	16,800,000	17,058,722
2.500%, 08/15/23	14,400,000	14,779,296
2.500%, 05/15/24	7,000,000	7,171,569
2.625%, 08/15/20	6,000,000	6,189,359
2.750%, 11/15/23	14,335,000	14,921,875
2.750%, 02/15/24	5,600,000	5,826,520
3.125%, 05/15/19	3,000,000	3,097,050
3.375%, 11/15/19	4,350,000	4,546,229
3.500%, 05/15/20	7,790,000	8,218,761
3.625%, 02/15/20	17,190,000	18,127,199
3.750%, 11/15/18	4,550,000	4,698,194
4.000%, 08/15/18 (b)	9,620,000	9,907,446

		991,145,388

Total U.S. Treasury & Government Agencies (Cost $1,782,702,734)		1,815,183,778

Corporate Bonds & Notes—27.8%

Aerospace/Defense—0.4%
Boeing Co. (The) 7.250%, 06/15/25	460,000	592,419
Lockheed Martin Corp. 4.700%, 05/15/46	3,000,000	3,368,580
6.150%, 09/01/36	1,700,000	2,205,852
Northrop Grumman Systems Corp. 7.750%, 02/15/31	515,000	736,718
Raytheon Co. 3.125%, 10/15/20	1,000,000	1,035,760

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Aerospace/Defense—(Continued)
United Technologies Corp. 4.500%, 06/01/42	2,645,000	$2,886,806
7.500%, 09/15/29	200,000	282,014

		11,108,149

Agriculture—0.3%
Altria Group, Inc. 9.700%, 11/10/18	750,000	827,640
Archer-Daniels-Midland Co. 4.479%, 03/01/21 (b)	2,000,000	2,159,900
Philip Morris International, Inc. 3.250%, 11/10/24 (b)	3,000,000	3,057,600
4.500%, 03/26/20	925,000	985,994
Reynolds American, Inc. 4.450%, 06/12/25	1,900,000	2,037,769

		9,068,903

Auto Manufacturers—0.7%
American Honda Finance Corp. 2.300%, 09/09/26 (b)	1,100,000	1,036,629
Daimler Finance North America LLC 8.500%, 01/18/31	1,050,000	1,581,699
Ford Motor Co. 7.450%, 07/16/31	2,200,000	2,774,332
Ford Motor Credit Co. LLC 2.597%, 11/04/19 (b)	3,000,000	3,020,130
General Motors Financial Co., Inc. 2.400%, 05/09/19	5,000,000	5,011,950
Toyota Motor Credit Corp. 3.300%, 01/12/22	4,000,000	4,152,000

		17,576,740

Banks—6.5%
Bank of America Corp. 2.625%, 04/19/21 (b)	1,000,000	1,004,010
3.300%, 01/11/23	4,075,000	4,154,951
4.100%, 07/24/23	2,905,000	3,069,452
4.200%, 08/26/24	3,000,000	3,114,420
5.875%, 02/07/42	3,000,000	3,761,280
6.500%, 07/15/18	200,000	209,166
Bank of New York Mellon Corp. (The) 5.450%, 05/15/19	2,000,000	2,128,240
Bank of Nova Scotia (The) 2.050%, 10/30/18 (b)	3,480,000	3,494,059
Barclays plc 5.250%, 08/17/45	2,700,000	3,025,188
BNP Paribas S.A. 5.000%, 01/15/21	3,225,000	3,523,796
Branch Banking & Trust Co. 2.850%, 04/01/21	3,400,000	3,472,046
Capital One N.A. 2.250%, 09/13/21	3,000,000	2,945,130
Citigroup, Inc. 4.125%, 07/25/28 (b)	3,000,000	3,043,500

Banks—(Continued)
Citigroup, Inc. 4.750%, 05/18/46	3,000,000	3,145,980
5.375%, 08/09/20 (b)	2,200,000	2,394,392
Cooperatieve Rabobank UA 5.250%, 05/24/41	3,640,000	4,441,237
Credit Suisse Group AG 4.375%, 08/05/20	2,611,000	2,770,036
Credit Suisse Group Funding Guernsey, Ltd. 3.800%, 09/15/22	3,000,000	3,115,950
Deutsche Bank AG 6.000%, 09/01/17	1,500,000	1,509,897
Fifth Third Bancorp 8.250%, 03/01/38	1,175,000	1,744,299
Goldman Sachs Group, Inc. (The) 2.300%, 12/13/19	3,000,000	3,008,520
3.850%, 01/26/27	1,900,000	1,932,885
6.000%, 06/15/20	2,000,000	2,206,940
6.125%, 02/15/33 (b)	2,075,000	2,594,621
HSBC Holdings plc 5.100%, 04/05/21	2,556,000	2,777,631
6.500%, 09/15/37	905,000	1,169,839
HSBC USA, Inc. 2.350%, 03/05/20	3,000,000	3,017,670
JPMorgan Chase & Co. 1.700%, 03/01/18	2,000,000	2,000,690
3.250%, 09/23/22	2,850,000	2,923,074
3.900%, 07/15/25	4,700,000	4,890,820
4.950%, 03/25/20	2,650,000	2,841,754
6.300%, 04/23/19	1,900,000	2,044,799
KeyBank N.A. 3.300%, 06/01/25	3,800,000	3,855,708
KFW 1.000%, 06/11/18 (b)	3,536,000	3,523,518
1.500%, 02/06/19 (b)	5,000,000	4,999,900
1.625%, 03/15/21 (b)	5,500,000	5,450,940
2.375%, 08/25/21	1,945,000	1,977,092
2.750%, 09/08/20	2,300,000	2,367,091
Landwirtschaftliche Rentenbank 2.000%, 01/13/25 (b)	3,500,000	3,412,255
Lloyds Bank plc 6.375%, 01/21/21 (b)	1,500,000	1,696,140
Mitsubishi UFJ Financial Group, Inc. 2.998%, 02/22/22 (b)	1,900,000	1,928,538
Morgan Stanley 4.350%, 09/08/26	3,800,000	3,947,440
5.625%, 09/23/19	1,900,000	2,040,885
7.250%, 04/01/32	1,850,000	2,521,772
7.300%, 05/13/19	2,460,000	2,690,502
National Australia Bank, Ltd. 2.800%, 01/10/22 (b)	1,900,000	1,922,781
Oesterreichische Kontrollbank AG 1.625%, 03/12/19	3,025,000	3,025,817
PNC Bank N.A. 2.950%, 02/23/25	4,100,000	4,093,235
4.875%, 09/21/17	1,000,000	1,006,872

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Royal Bank of Canada 2.150%, 03/15/19	3,915,000	$3,933,557
Santander UK plc 2.375%, 03/16/20 (b)	2,000,000	2,009,580
Sumitomo Mitsui Banking Corp. 1.950%, 07/23/18	4,000,000	4,009,600
Toronto-Dominion Bank (The) 2.250%, 11/05/19	4,000,000	4,025,640
U.S. Bancorp 3.600%, 09/11/24	3,000,000	3,114,210
UBS AG 4.875%, 08/04/20	3,500,000	3,777,200
Wells Fargo & Co. 2.600%, 07/22/20	4,000,000	4,049,080
3.000%, 01/22/21	3,400,000	3,471,808
3.000%, 10/23/26	2,000,000	1,947,514
Wells Fargo Bank N.A. 5.950%, 08/26/36	1,900,000	2,390,105
Westpac Banking Corp. 1.950%, 11/23/18	3,000,000	3,004,890
2.800%, 01/11/22 (b)	2,000,000	2,027,380

		175,697,322

Beverages—0.7%
Anheuser-Busch InBev Finance, Inc. 4.900%, 02/01/46	7,800,000	8,802,534
Anheuser-Busch InBev Worldwide, Inc. 4.439%, 10/06/48 (144A)	1,165,000	1,235,981
Coca-Cola Co. (The) 3.150%, 11/15/20	280,000	290,934
3.200%, 11/01/23	3,000,000	3,105,090
Pepsi-Cola Metropolitan Bottling Co., Inc. 7.000%, 03/01/29	300,000	407,241
PepsiCo, Inc. 3.600%, 03/01/24	3,975,000	4,191,677
5.000%, 06/01/18	1,000,000	1,032,040

		19,065,497

Biotechnology—0.5%
Amgen, Inc. 2.600%, 08/19/26	3,200,000	3,037,696
5.700%, 02/01/19	850,000	899,699
6.150%, 06/01/18	1,650,000	1,716,759
Celgene Corp. 4.625%, 05/15/44	4,000,000	4,227,080
Gilead Sciences, Inc. 3.650%, 03/01/26	3,000,000	3,085,590

		12,966,824

Chemicals—0.6%
Dow Chemical Co. (The) 4.250%, 11/15/20	2,750,000	2,917,860
9.400%, 05/15/39	650,000	1,097,271

Chemicals—(Continued)
E. I. du Pont de Nemours & Co. 5.600%, 12/15/36	1,000,000	1,185,970
6.000%, 07/15/18	1,000,000	1,044,180
LyondellBasell Industries NV 4.625%, 02/26/55	4,400,000	4,296,908
Potash Corp. of Saskatchewan, Inc. 4.875%, 03/30/20 (b)	970,000	1,027,007
Praxair, Inc. 3.000%, 09/01/21	3,950,000	4,060,165

		15,629,361

Computers—0.6%
Apple, Inc. 2.250%, 02/23/21	3,000,000	3,019,710
2.400%, 05/03/23	2,072,000	2,055,279
4.450%, 05/06/44 (b)	2,944,000	3,212,022
Hewlett Packard Enterprise Co. 4.900%, 10/15/25 (b)	1,400,000	1,468,712
HP, Inc. 4.650%, 12/09/21 (b)	3,600,000	3,884,688
International Business Machines Corp. 4.000%, 06/20/42	3,200,000	3,262,752
8.375%, 11/01/19	425,000	487,500

		17,390,663

Cosmetics/Personal Care—0.2%
Procter & Gamble Co. (The) 2.300%, 02/06/22 (b)	3,600,000	3,642,984
Unilever Capital Corp. 5.900%, 11/15/32	1,500,000	1,956,750

		5,599,734

Diversified Financial Services—0.8%
Air Lease Corp. 2.625%, 09/04/18	4,000,000	4,029,720
Associates Corp. of North America 6.950%, 11/01/18	1,700,000	1,802,850
BlackRock, Inc. 3.500%, 03/18/24	3,800,000	3,994,560
GE Capital International Funding Co. 4.418%, 11/15/35	2,700,000	2,938,464
HSBC Finance Corp. 6.676%, 01/15/21 (b)	3,500,000	3,948,630
Nomura Holdings, Inc. 6.700%, 03/04/20	1,325,000	1,466,192
Visa, Inc. 2.800%, 12/14/22 (b)	3,000,000	3,055,350

		21,235,766

Electric—1.5%
Consolidated Edison Co. of New York, Inc. 3.950%, 03/01/43	3,070,000	3,100,792
5.850%, 04/01/18	855,000	881,901

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Dominion Energy, Inc. 3.900%, 10/01/25	1,900,000	$1,968,704
6.400%, 06/15/18	1,750,000	1,826,492
DTE Electric Co. 3.700%, 03/15/45	4,000,000	3,945,120
Duke Energy Carolinas LLC 5.300%, 02/15/40	2,000,000	2,453,960
Duke Energy Corp. 3.050%, 08/15/22	4,000,000	4,079,320
Exelon Corp. 3.400%, 04/15/26	3,000,000	2,988,540
5.625%, 06/15/35	1,500,000	1,763,655
Florida Power & Light Co. 5.950%, 02/01/38 (b)	1,700,000	2,210,170
Northern States Power Co. 6.250%, 06/01/36	2,200,000	2,903,208
Ohio Power Co. 5.375%, 10/01/21	1,640,000	1,825,041
Oncor Electric Delivery Co. LLC 7.000%, 05/01/32 (b)	950,000	1,302,355
Pacific Gas & Electric Co. 5.400%, 01/15/40	3,320,000	4,055,048
PacifiCorp 2.950%, 02/01/22	2,800,000	2,862,664
PPL Capital Funding, Inc. 3.400%, 06/01/23 (b)	2,000,000	2,055,700
PSEG Power LLC 8.625%, 04/15/31 (b)	1,000,000	1,289,580

		41,512,250

Electrical Components & Equipment—0.1%
Emerson Electric Co. 4.875%, 10/15/19	1,800,000	1,918,170

Environmental Control—0.1%
Waste Management, Inc. 7.000%, 07/15/28	1,265,000	1,638,301

Food—0.5%
General Mills, Inc. 5.650%, 02/15/19	1,700,000	1,801,677
Kraft Heinz Foods Co. 3.000%, 06/01/26 (b)	3,300,000	3,156,714
Kroger Co. (The) 3.300%, 01/15/21 (b)	3,900,000	3,991,143
Mondelez International, Inc. 5.375%, 02/10/20	1,800,000	1,937,862
Sysco Corp. 2.600%, 06/12/22	2,400,000	2,409,000

		13,296,396

Forest Products & Paper—0.1%
Georgia-Pacific LLC 8.000%, 01/15/24	1,800,000	2,309,256

Gas—0.2%
Nisource Finance Corp. 4.800%, 02/15/44 (b)	4,000,000	4,344,520
Sempra Energy 6.150%, 06/15/18	900,000	937,044

		5,281,564

Healthcare-Products—0.5%
Abbott Laboratories 4.750%, 11/30/36	3,000,000	3,263,790
5.125%, 04/01/19	1,073,000	1,128,839
Becton Dickinson & Co. 4.669%, 06/06/47	2,000,000	2,075,460
Medtronic, Inc. 4.000%, 04/01/43 (b)	3,900,000	3,940,950
Thermo Fisher Scientific, Inc. 4.150%, 02/01/24	3,445,000	3,675,849

		14,084,888

Healthcare-Services—0.5%
Aetna, Inc. 2.750%, 11/15/22	3,000,000	3,009,690
Anthem, Inc. 5.850%, 01/15/36	1,800,000	2,164,914
Cigna Corp. 5.375%, 02/15/42	3,000,000	3,614,160
Laboratory Corp. of America Holdings 4.625%, 11/15/20 (b)	1,900,000	2,016,888
UnitedHealth Group, Inc. 3.750%, 07/15/25	3,600,000	3,802,212

		14,607,864

Household Products/Wares—0.0%
Kimberly-Clark Corp. 6.125%, 08/01/17	500,000	501,615

Insurance—0.9%
Aflac, Inc. 3.625%, 06/15/23	2,975,000	3,125,208
Allstate Corp. (The) 6.900%, 05/15/38	150,000	204,257
7.450%, 05/16/19	1,700,000	1,857,709
American International Group, Inc. 3.300%, 03/01/21	3,000,000	3,084,570
AXA S.A. 8.600%, 12/15/30 (b)	1,165,000	1,663,480
Berkshire Hathaway, Inc. 3.125%, 03/15/26	2,900,000	2,933,756
Chubb Corp. (The) 6.000%, 05/11/37	865,000	1,127,735
Chubb INA Holdings, Inc. 3.350%, 05/15/24	4,000,000	4,134,720
Hartford Financial Services Group, Inc. (The) 6.100%, 10/01/41	780,000	1,002,292

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Marsh & McLennan Cos., Inc. 3.750%, 03/14/26	4,000,000	$4,162,120
Prudential Financial, Inc. 5.700%, 12/14/36	1,525,000	1,863,535

		25,159,382

Internet—0.1%
Amazon.com, Inc. 3.800%, 12/05/24 (b)	3,800,000	4,049,280

Iron/Steel—0.0%
Vale Overseas, Ltd. 6.875%, 11/21/36 (b)	1,100,000	1,180,300

Machinery-Construction & Mining—0.1%
Caterpillar, Inc. 7.900%, 12/15/18	1,757,000	1,905,502

Machinery-Diversified—0.1%
Deere & Co. 2.600%, 06/08/22	1,950,000	1,973,654

Media—1.0%
21st Century Fox America, Inc. 6.550%, 03/15/33	1,950,000	2,457,507
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.464%, 07/23/22	2,800,000	2,986,956
Comcast Corp. 4.650%, 07/15/42	3,670,000	4,020,632
5.650%, 06/15/35	1,500,000	1,836,240
Discovery Communications LLC 6.350%, 06/01/40	1,800,000	1,982,592
Historic TW, Inc. 6.875%, 06/15/18	1,800,000	1,885,410
Thomson Reuters Corp. 6.500%, 07/15/18 (b)	800,000	837,312
Time Warner Cable LLC 5.000%, 02/01/20 (b)	1,900,000	2,027,414
6.550%, 05/01/37 (b)	100,000	119,734
Time Warner Entertainment Co. L.P. 8.375%, 03/15/23	380,000	478,538
Time Warner, Inc. 6.100%, 07/15/40	925,000	1,106,920
7.700%, 05/01/32	685,000	956,219
Viacom, Inc. 4.375%, 03/15/43	3,500,000	3,111,185
Walt Disney Co. (The) 2.750%, 08/16/21 (b)	1,930,000	1,972,981

		25,779,640

Mining—0.3%
Barrick North America Finance LLC 4.400%, 05/30/21 (b)	3,125,000	3,366,688

Mining—(Continued)
Newmont Mining Corp. 6.250%, 10/01/39	1,800,000	2,212,164
Rio Tinto Alcan, Inc. 6.125%, 12/15/33	1,751,000	2,145,202

		7,724,054

Miscellaneous Manufacturing—0.4%
General Electric Co. 3.375%, 03/11/24 (b)	2,900,000	3,041,897
5.250%, 12/06/17	1,800,000	1,829,558
5.300%, 02/11/21	1,915,000	2,116,726
6.750%, 03/15/32	1,250,000	1,712,537
7.500%, 08/21/35	100,000	142,471
Ingersoll-Rand Luxembourg Finance S.A. 2.625%, 05/01/20	1,200,000	1,211,280

		10,054,469

Multi-National—1.5%
Asian Development Bank 1.625%, 08/26/20	4,000,000	3,981,560
2.000%, 02/16/22	2,000,000	1,999,700
European Bank for Reconstruction & Development 1.000%, 06/15/18	3,564,000	3,551,027
European Investment Bank 2.500%, 10/15/24 (b)	3,800,000	3,847,462
4.000%, 02/16/21	1,700,000	1,823,386
4.875%, 02/15/36	3,700,000	4,758,940
Inter-American Development Bank 1.750%, 10/15/19	2,000,000	2,007,620
2.125%, 01/15/25 (b)	3,900,000	3,850,431
6.800%, 10/15/25	500,000	626,940
7.000%, 06/15/25	200,000	259,468
International Bank for Reconstruction & Development 0.875%, 08/15/19	3,000,000	2,957,160
2.125%, 03/03/25	3,000,000	2,947,170
7.625%, 01/19/23 (b)	2,970,000	3,804,927
8.875%, 03/01/26	535,000	780,550
International Finance Corp. 1.750%, 09/04/18	2,975,000	2,986,632

		40,182,973

Oil & Gas—1.6%
Apache Finance Canada Corp. 7.750%, 12/15/29	300,000	393,792
BP Capital Markets plc 3.245%, 05/06/22	3,900,000	4,011,228
Canadian Natural Resources, Ltd. 6.250%, 03/15/38 (b)	1,800,000	2,111,256
Chevron Corp. 3.191%, 06/24/23	3,025,000	3,130,633
ConocoPhillips Canada Funding Co. I 5.950%, 10/15/36	1,550,000	1,896,162

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
ConocoPhillips Holding Co. 6.950%, 04/15/29	700,000	$901,726
Hess Corp. 8.125%, 02/15/19 (b)	1,630,000	1,768,729
Marathon Oil Corp. 6.600%, 10/01/37 (b)	2,000,000	2,204,460
Noble Energy, Inc. 3.900%, 11/15/24	4,200,000	4,301,976
Petroleos Mexicanos 4.875%, 01/24/22	1,900,000	1,952,668
6.625%, 06/15/35 (b)	3,400,000	3,516,484
Shell International Finance B.V. 1.875%, 05/10/21 (b)	5,000,000	4,938,150
4.300%, 09/22/19	1,000,000	1,052,460
4.375%, 05/11/45	1,900,000	1,980,123
Statoil ASA 3.250%, 11/10/24 (b)	3,100,000	3,159,613
6.700%, 01/15/18	300,000	307,937
Total Capital International S.A. 2.700%, 01/25/23	3,000,000	3,015,240
XTO Energy, Inc. 6.500%, 12/15/18	1,600,000	1,707,232

		42,349,869

Oil & Gas Services—0.2%
Halliburton Co. 3.500%, 08/01/23	4,000,000	4,110,960

Pharmaceuticals—1.1%
AbbVie, Inc. 4.400%, 11/06/42	3,200,000	3,284,224
AstraZeneca plc 4.000%, 09/18/42	1,200,000	1,217,508
Express Scripts Holding Co. 4.500%, 02/25/26 (b)	2,700,000	2,863,485
6.125%, 11/15/41	313,000	373,659
Johnson & Johnson 5.950%, 08/15/37	910,000	1,219,791
6.950%, 09/01/29	250,000	342,265
Merck & Co., Inc. 2.400%, 09/15/22 (b)	4,000,000	4,033,360
6.550%, 09/15/37	1,000,000	1,365,920
Merck Sharp & Dohme Corp. 5.950%, 12/01/28	300,000	376,263
Novartis Capital Corp. 4.400%, 04/24/20 (b)	900,000	961,299
Sanofi 4.000%, 03/29/21	2,775,000	2,951,740
Shire Acquisitions Investments Ireland DAC 3.200%, 09/23/26 (b)	3,000,000	2,938,920
Teva Pharmaceutical Finance Netherlands B.V. 2.800%, 07/21/23 (b)	3,000,000	2,922,270
Wyeth LLC 5.950%, 04/01/37	3,300,000	4,256,967

		29,107,671

Pipelines—0.9%
El Paso Natural Gas Co. LLC 8.375%, 06/15/32	220,000	279,894
Enbridge Energy Partners L.P. 5.875%, 10/15/25	3,000,000	3,418,050
Energy Transfer L.P. 4.650%, 06/01/21	1,950,000	2,056,548
5.150%, 03/15/45	2,600,000	2,517,788
Enterprise Products Operating LLC 3.950%, 02/15/27 (b)	3,800,000	3,941,436
Kinder Morgan Energy Partners L.P. 6.500%, 02/01/37	2,000,000	2,249,620
Sabine Pass Liquefaction LLC 5.625%, 04/15/23 (b)	2,700,000	3,004,992
Tennessee Gas Pipeline Co. LLC 7.000%, 10/15/28	1,050,000	1,249,846
7.625%, 04/01/37	640,000	812,058
TransCanada PipeLines, Ltd. 6.200%, 10/15/37	1,800,000	2,291,292
Williams Partners L.P. 5.250%, 03/15/20	3,575,000	3,846,379

		25,667,903

Real Estate Investment Trusts—0.4%
AvalonBay Communities, Inc. 6.100%, 03/15/20	860,000	944,536
Boston Properties L.P. 3.850%, 02/01/23 (b)	2,950,000	3,096,998
HCP, Inc. 5.375%, 02/01/21	2,591,000	2,822,014
Kimco Realty Corp. 6.875%, 10/01/19	550,000	605,110
Simon Property Group L.P. 3.300%, 01/15/26	3,800,000	3,800,152

		11,268,810

Retail—1.1%
CVS Health Corp. 2.250%, 12/05/18 (b)	3,930,000	3,954,366
Home Depot, Inc. (The) 2.000%, 04/01/21	3,000,000	2,993,370
4.400%, 04/01/21	1,450,000	1,562,955
Lowe’s Cos., Inc. 4.050%, 05/03/47	1,500,000	1,530,195
Macy’s Retail Holdings, Inc. 4.300%, 02/15/43 (b)	2,300,000	1,782,348
McDonald’s Corp. 3.700%, 01/30/26	6,000,000	6,220,920
5.350%, 03/01/18	885,000	906,922
Target Corp. 6.350%, 11/01/32	708,000	905,752
Wal-Mart Stores, Inc. 2.550%, 04/11/23	4,000,000	4,029,000
5.250%, 09/01/35	935,000	1,143,243
5.625%, 04/15/41 (b)	1,900,000	2,454,572

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Walgreens Boots Alliance, Inc. 2.700%, 11/18/19	3,000,000	$3,045,960

		30,529,603

Semiconductors—0.2%
Intel Corp. 2.700%, 12/15/22	2,000,000	2,025,340
QUALCOMM, Inc. 3.450%, 05/20/25 (b)	4,000,000	4,110,960

		6,136,300

Software—1.1%
Adobe Systems, Inc. 4.750%, 02/01/20	2,200,000	2,360,336
Fidelity National Information Services, Inc. 2.850%, 10/15/18	4,000,000	4,048,040
Microsoft Corp. 2.000%, 11/03/20	3,000,000	3,009,150
3.125%, 11/03/25	5,100,000	5,206,488
3.300%, 02/06/27 (b)	2,000,000	2,059,560
4.200%, 06/01/19 (b)	2,700,000	2,830,032
4.250%, 02/06/47	3,000,000	3,239,580
Oracle Corp. 2.375%, 01/15/19	3,885,000	3,930,415
4.125%, 05/15/45	4,200,000	4,321,926

		31,005,527

Telecommunications—1.5%
AT&T Mobility LLC 7.125%, 12/15/31	100,000	127,657
AT&T, Inc. 2.450%, 06/30/20	4,100,000	4,120,582
4.125%, 02/17/26 (b)	3,000,000	3,074,400
4.500%, 03/09/48	2,100,000	1,975,575
5.000%, 03/01/21	2,600,000	2,807,922
5.800%, 02/15/19 (b)	1,700,000	1,802,408
6.300%, 01/15/38	1,300,000	1,533,480
British Telecommunications plc 9.125%, 12/15/30	1,000,000	1,520,940
Cisco Systems, Inc. 5.500%, 01/15/40	2,000,000	2,497,900
Deutsche Telekom International Finance B.V. 8.750%, 06/15/30	1,000,000	1,483,190
Orange S.A. 5.500%, 02/06/44 (b)	2,400,000	2,861,088
Rogers Communications, Inc. 6.800%, 08/15/18	800,000	843,984
Telefonica Emisiones S.A.U. 6.221%, 07/03/17	1,400,000	1,400,000
Verizon Communications, Inc. 2.946%, 03/15/22 (144A)	1,690,000	1,700,309
4.600%, 04/01/21 (b)	2,400,000	2,576,136
4.812%, 03/15/39 (144A)	3,927,000	3,970,197
5.012%, 04/15/49 (144A) (b)	3,532,000	3,574,526

Telecommunications—(Continued)
Vodafone Group plc 6.150%, 02/27/37	2,170,000	2,631,798

		40,502,092

Transportation—0.5%
Burlington Northern Santa Fe LLC 4.150%, 04/01/45	3,900,000	4,077,801
CSX Corp. 6.150%, 05/01/37	1,600,000	2,045,360
FedEx Corp. 4.550%, 04/01/46	1,000,000	1,049,200
8.000%, 01/15/19	675,000	735,851
Norfolk Southern Corp. 3.000%, 04/01/22	1,911,000	1,954,074
5.590%, 05/17/25	28,000	31,878
Union Pacific Corp. 6.625%, 02/01/29	1,200,000	1,567,536
United Parcel Service, Inc. 5.125%, 04/01/19	760,000	803,411

		12,265,111

Total Corporate Bonds & Notes (Cost $733,201,475)		751,442,363

Foreign Government—1.5%

Electric—0.0%
Hydro-Quebec 8.400%, 01/15/22	1,000,000	1,242,550

Provincial—0.3%
Province of British Columbia Canada 2.000%, 10/23/22	1,970,000	1,952,605
Province of Nova Scotia Canada 9.250%, 03/01/20	250,000	292,028
Province of Ontario Canada 2.450%, 06/29/22 (b)	4,000,000	4,032,480
4.400%, 04/14/20	2,100,000	2,239,608
Province of Quebec Canada 7.500%, 07/15/23	350,000	438,889

		8,955,610

Sovereign—1.2%
Canada Government International Bonds 1.625%, 02/27/19	4,000,000	4,014,600
Colombia Government International Bonds 5.000%, 06/15/45 (b)	1,000,000	1,006,710
8.125%, 05/21/24 (b)	1,500,000	1,908,885
Export-Import Bank of Korea 2.250%, 01/21/20	2,000,000	1,996,240
Japan Bank for International Cooperation 1.750%, 05/28/20	5,000,000	4,945,100
Mexico Government International Bonds 5.750%, 10/12/10 (b)	2,000,000	2,071,320

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Mexico Government International Bonds 6.750%, 09/27/34	1,050,000	$1,334,077
8.000%, 09/24/22	2,200,000	2,741,728
Panama Government International Bonds 5.200%, 01/30/20	1,370,000	1,480,367
Peruvian Government International Bonds 8.750%, 11/21/33 (b)	1,450,000	2,221,429
Philippine Government International Bonds 5.000%, 01/13/37	1,740,000	2,059,412
Republic of Korea 7.125%, 04/16/19	4,900,000	5,340,804

		31,120,672

Total Foreign Government (Cost $40,825,647)		41,318,832

Mortgage-Backed Securities—1.4%

Commercial Mortgage-Backed Securities—1.4%
CD Mortgage Trust 2.724%, 08/10/49	1,664,000	1,611,501
Commercial Mortgage Trust 3.765%, 02/10/49	1,539,000	1,609,348
3.838%, 09/10/47	3,800,000	3,973,698
3.902%, 07/10/50	1,835,000	1,929,301
Credit Suisse Mortgage Capital Certificates Trust 3.795%, 12/15/49 (a)	2,889,000	3,005,311
GS Mortgage Securities Corp. II 3.382%, 05/10/50	1,835,000	1,870,838
GS Mortgage Securities Trust 3.135%, 06/10/46	2,935,000	2,994,962
3.377%, 05/10/45	2,700,234	2,800,304
4.243%, 08/10/46	966,000	1,043,860
JPMBB Commercial Mortgage Securities Trust 3.598%, 11/15/48	3,900,000	4,040,829
3.801%, 08/15/48	1,534,000	1,601,435
Morgan Stanley Bank of America Merrill Lynch Trust 3.544%, 01/15/49	3,850,000	3,947,636
3.635%, 10/15/48	1,547,000	1,600,665
3.732%, 05/15/48	3,750,000	3,907,687
WF-RBS Commercial Mortgage Trust 3.488%, 06/15/46	1,054,000	1,080,255

Total Mortgage-Backed Securities (Cost $37,124,803)		37,017,630

Municipals—0.6%
Los Angeles, CA Unified School District, Build America Bonds 6.758%, 07/01/34	2,160,000	2,974,298
Municipal Electric Authority of Georgia, Build America Bonds 6.637%, 04/01/57	2,000,000	2,452,160
New Jersey State Turnpike Authority, Build America Bonds 7.414%, 01/01/40	3,500,000	5,287,660
Oregon School Boards Association, General Obligation Unlimited 5.680%, 06/30/28	1,900,000	2,265,256
State of California, General Obligation Unlimited, Build America Bonds 7.300%, 10/01/39	2,000,000	2,921,620
State of Illinois, General Obligation Unlimited 5.100%, 06/01/33	1,230,000	1,151,428

Total Municipals (Cost $14,826,876)		17,052,422

Asset-Backed Securities—0.5%

Asset-Backed - Automobile—0.2%
Honda Auto Receivables Owner Trust 1.330%, 11/18/22	1,011,000	999,158
1.470%, 08/23/21	2,000,000	1,997,313
Nissan Auto Receivables Owner Trust 1.790%, 01/17/22	1,498,000	1,499,187

		4,495,658

Asset-Backed - Credit Card—0.3%
Citibank Credit Card Issuance Trust 2.150%, 07/15/21	2,980,000	3,004,875
2.880%, 01/23/23	4,924,000	5,070,248

		8,075,123

Total Asset-Backed Securities (Cost $12,509,420)		12,570,781

Short-Term Investments—0.5%

Discount Notes—0.2%
Federal Home Loan Bank 0.904%, 08/02/17 (c)	2,400,000	2,397,960
0.913%, 07/10/17 (c)	700,000	699,864
0.974%, 07/25/17 (c)	1,100,000	1,099,328
0.982%, 08/25/17 (c)	200,000	199,700

		4,396,852

U.S. Treasury—0.3%
U.S. Treasury Bills 0.619%, 08/10/17 (c)	1,500,000	1,498,620
1.008%, 10/19/17 (c)	5,800,000	5,782,066

		7,280,686

Total Short-Term Investments (Cost $11,678,070)		11,677,538

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (d)—10.5%

Security Description	Principal Amount*	Value

Certificates of Deposit—5.1%
Banco Del Estado De Chile New York 1.429%, 10/19/17 (a)	6,000,000	$6,001,428
Bank of America N.A. 1.507%, 07/11/17 (a)	10,000,000	10,001,761
Bank of Montreal Chicago 1.276%, 09/06/17 (a)	7,500,000	7,501,380
Bank of Nova Scotia Houston 1.492%, 11/03/17 (a)	4,000,000	4,003,949
Bank of Tokyo-Mitsubishi, Ltd. 1.510%, 08/18/17	7,973,124	7,908,768
1.602%, 11/16/17 (a)	3,000,000	3,002,928
Canadian Imperial Bank 1.630%, 10/27/17 (a)	2,500,000	2,502,813
Cooperative Rabobank UA New York 1.555%, 10/13/17 (a)	500,000	500,577
1.558%, 10/13/17 (a)	500,000	500,678
Credit Industriel et Commercial 1.125%, 07/03/17	2,000,000	2,000,044
Credit Suisse AG New York 1.432%, 10/16/17 (a)	6,500,000	6,501,391
DG Bank New York 1.140%, 07/03/17	2,000,000	1,999,980
DNB NOR Bank ASA 1.412%, 07/28/17 (a)	2,800,000	2,800,350
KBC Bank NV Zero Coupon, 09/08/17	4,982,809	4,989,050
1.200%, 07/18/17	2,250,000	2,250,000
Mitsubishi UFJ Trust and Banking Corp. 1.367%, 10/11/17 (a)	2,000,000	2,000,448
Mizuho Bank, Ltd., New York 1.397%, 10/11/17 (a)	6,000,000	5,999,802
1.400%, 11/27/17 (a)	1,500,000	1,499,310
1.469%, 10/18/17 (a)	2,500,000	2,499,830
1.610%, 08/02/17 (a)	4,500,000	4,501,372
National Australia Bank London 1.480%, 11/09/17 (a)	3,500,000	3,502,835
Natixis New York 1.287%, 11/13/17 (a)	6,000,000	5,999,340
1.506%, 08/03/17 (a)	7,500,000	7,502,265
Norinchukin Bank New York 1.377%, 10/13/17 (a)	4,000,000	4,002,750
1.584%, 08/21/17 (a)	7,500,000	7,502,767
Royal Bank of Canada New York 1.555%, 10/13/17 (a)	500,000	500,506
Sumitomo Mitsui Banking Corp. 1.480%, 08/09/17	1,009,233	1,000,230
Sumitomo Mitsui Trust Bank, Ltd., New York 1.297%, 11/13/17 (a)	1,000,000	999,927
1.342%, 11/16/17 (a)	750,000	749,953
1.377%, 10/11/17 (a)	2,500,000	2,501,761
1.466%, 10/26/17 (a)	3,500,000	3,500,896
1.552%, 08/16/17 (a)	2,500,000	2,500,753
Toronto Dominion Bank New York 1.467%, 03/13/18 (a)	12,000,000	12,008,916
UBS, Stamford 1.722%, 07/31/17 (a)	3,503,577	3,501,999

Certificates of Deposit—(Continued)
Wells Fargo Bank San Francisco N.A. 1.547%, 10/26/17 (a)	2,100,000	2,101,877

		136,842,634

Commercial Paper—2.2%
Atlantic Asset Securitization LLC 1.170%, 07/12/17	4,985,213	4,998,190
Barton Capital S.A. 1.210%, 07/10/17	4,984,203	4,998,370
Commonwealth Bank Australia 1.522%, 10/23/17 (a)	2,000,000	2,002,108
Erste Abwicklungsanstalt 1.379%, 07/18/17 (a)	13,000,000	13,000,754
ING Funding LLC 1.234%, 12/07/17 (a)	7,500,000	7,502,590
1.277%, 11/13/17 (a)	3,000,000	2,999,781
LMA S.A. & LMA Americas 1.180%, 07/11/17	2,492,625	2,499,170
Manhattan Asset Funding Co. 1.434%, 09/07/17 (a)	5,300,000	5,300,318
National Australia Bank, Ltd. 1.563%, 12/06/17 (a)	2,750,000	2,753,715
Ridgefield Funding Co. LLC 1.180%, 07/31/17	1,994,100	1,997,854
1.434%, 09/07/17 (a)	2,500,000	2,501,001
Sheffield Receivables Co. 1.230%, 07/07/17	7,476,681	7,498,245
Westpac Banking Corp. 1.506%, 10/20/17 (a)	2,100,000	2,102,094

		60,154,190

Repurchase Agreements—1.4%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $351,771 on 07/03/17, collateralized by $366,155 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $358,775.	351,740	351,740
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.710% to be repurchased at $1,517,813 on 10/02/17, collateralized by various Common Stock with a value of $1,650,000.	1,500,000	1,500,000
Deutsche Bank AG, London Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $3,002,325 on 07/03/17, collateralized by $652 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $3,335,471.	3,000,000	3,000,000

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $6,732,462 on 09/29/17, collateralized by various Common Stock with a value of $7,370,002.	6,700,000	$6,700,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/08/17 at 1.150% to be repurchased at $10,009,264 on 07/07/17, collateralized by $9,016,826 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 07/20/17 - 05/15/46, with a value of $10,206,659.	10,000,000	10,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $4,166,410 on 10/02/17, collateralized by various Common Stock with a value of $4,510,000.	4,100,000	4,100,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $8,061,180 on 10/02/17, collateralized by various Common Stock with a value of $8,800,001.	8,000,000	8,000,000
Royal Bank of Scotland Securities, Inc. Repurchase Agreement dated 06/30/17 at 1.060% to be repurchased at $5,001,031 on 07/07/17, collateralized by $5,105,522 U.S. Treasury Obligations with rates ranging from 1.118% - 2.000%, maturity dates ranging from 07/31/17 - 02/15/25, with a value of $5,100,141.	5,000,000	5,000,000

		38,651,740

Time Deposits—1.8%
ABN AMRO Bank NV 1.060%, 07/03/17	5,000,000	5,000,000
Australia New Zealand Bank 1.060%, 07/03/17	10,000,000	10,000,000

Time Deposits—(Continued)
Credit Industriel et Commercial 1.100%, 07/03/17	10,000,000	10,000,000
Nordea Bank New York 1.050%, 07/03/17	10,000,000	10,000,000
Shinkin Central Bank 1.330%, 07/26/17	4,250,000	4,250,000
Svenska 1.050%, 07/03/17	10,000,000	10,000,000

		49,250,000

Total Securities Lending Reinvestments (Cost $284,834,822)		284,898,564

Total Investments—110.1% (Cost $2,917,703,847) (e)		2,971,161,908
Other assets and liabilities (net)—(10.1)%		(272,215,197)

Net Assets—100.0%		$2,698,946,711

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $277,110,653 and the collateral received consisted of cash in the amount of $284,853,304. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	The rate shown represents current yield to maturity.
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(e)	As of June 30, 2017, the aggregate cost of investments was $2,917,703,847. The aggregate unrealized appreciation and depreciation of investments were $92,068,330 and $(38,610,269), respectively, resulting in net unrealized appreciation of $53,458,061.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2017, the market value of 144A securities was $10,481,013, which is 0.4% of net assets.
(ACES)—	Alternative Credit Enhancement Securities

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,815,183,778	$—	$1,815,183,778
Total Corporate Bonds & Notes*	—	751,442,363	—	751,442,363
Total Foreign Government*	—	41,318,832	—	41,318,832
Total Mortgage-Backed Securities*	—	37,017,630	—	37,017,630
Total Municipals	—	17,052,422	—	17,052,422
Total Asset-Backed Securities*	—	12,570,781	—	12,570,781
Short-Term Investments
Discount Notes	—	4,396,852	—	4,396,852
U.S. Treasury	—	7,280,686	—	7,280,686
Total Short-Term Investments	—	11,677,538	—	11,677,538
Total Securities Lending Reinvestments*	—	284,898,564	—	284,898,564
Total Investments	$—	$2,971,161,908	$—	$2,971,161,908

Collateral for Securities Loaned (Liability)	$—	$(284,853,304)	$—	$(284,853,304)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$2,971,161,908
Cash	58,551
Receivable for:
Investments sold	4,654,898
Fund shares sold	4,171,437
Interest	17,158,556

Total Assets	2,997,205,350
Liabilities
Collateral for securities loaned	284,853,304
Payables for:
Investments purchased	11,873,714
Fund shares redeemed	182,572
Accrued Expenses:
Management fees	537,352
Distribution and service fees	290,054
Deferred trustees’ fees	101,824
Other expenses	419,819

Total Liabilities	298,258,639

Net Assets	$2,698,946,711

Net Assets Consist of:
Paid in surplus	$2,688,709,909
Undistributed net investment income	31,723,405
Accumulated net realized loss	(74,944,664)
Unrealized appreciation on investments	53,458,061

Net Assets	$2,698,946,711

Net Assets
Class A	$1,335,021,609
Class B	973,729,512
Class E	61,383,996
Class G	328,811,594
Capital Shares Outstanding*
Class A	123,792,292
Class B	92,137,060
Class E	5,720,529
Class G	31,217,369
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.78
Class B	10.57
Class E	10.73
Class G	10.53

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,917,703,847.
(b)	Includes securities loaned at value of $277,110,653.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Interest	$36,732,044
Securities lending income	658,583

Total investment income	37,390,627
Expenses
Management fees	3,327,937
Administration fees	42,211
Custodian and accounting fees	109,807
Distribution and service fees—Class B	1,212,599
Distribution and service fees—Class E	45,842
Distribution and service fees—Class G	485,555
Audit and tax services	43,664
Legal	18,678
Trustees’ fees and expenses	26,317
Shareholder reporting	111,314
Insurance	9,425
Miscellaneous	12,417

Total expenses	5,445,766
Less management fee waiver	(112,895)

Net expenses	5,332,871

Net Investment Income	32,057,756

Net Realized and Unrealized Gain
Net realized gain on investments	3,483,603

Net change in unrealized appreciation on investments	19,921,621

Net realized and unrealized gain	23,405,224

Net Increase in Net Assets From Operations	$55,462,980

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$32,057,756	$60,072,739
Net realized gain	3,483,603	4,607,161
Net change in unrealized appreciation (depreciation)	19,921,621	(9,700,851)

Increase in net assets from operations	55,462,980	54,979,049

From Distributions to Shareholders
Net investment income
Class A	(38,670,834)	(35,505,596)
Class B	(26,417,841)	(25,827,980)
Class E	(1,698,687)	(1,710,890)
Class G	(8,827,881)	(8,916,198)

Total distributions	(75,615,243)	(71,960,664)

Increase in net assets from capital share transactions	58,178,531	202,342,319

Total increase in net assets	38,026,268	185,360,704

Net Assets
Beginning of period	2,660,920,443	2,475,559,739

End of period	$2,698,946,711	$2,660,920,443

Undistributed net investment income
End of period	$31,723,405	$75,280,892

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	4,628,899	$50,685,243	14,977,122	$167,041,241
Reinvestments	3,574,014	38,670,834	3,198,702	35,505,596
Redemptions	(3,911,826)	(42,900,048)	(6,472,663)	(72,124,890)

Net increase	4,291,087	$46,456,029	11,703,161	$130,421,947

Class B
Sales	2,193,717	$23,441,196	6,937,312	$75,769,716
Reinvestments	2,489,900	26,417,841	2,373,895	25,827,980
Redemptions	(4,091,698)	(43,914,319)	(8,757,227)	(95,246,249)

Net increase	591,919	$5,944,718	553,980	$6,351,447

Class E
Sales	186,352	$2,027,327	218,707	$2,421,191
Reinvestments	157,724	1,698,687	154,832	1,710,890
Redemptions	(313,284)	(3,410,441)	(858,121)	(9,490,766)

Net increase (decrease)	30,792	$315,573	(484,582)	$(5,358,685)

Class G
Sales	2,417,561	$25,824,634	15,083,718	$163,746,308
Reinvestments	835,183	8,827,881	821,769	8,916,198
Redemptions	(2,734,511)	(29,190,304)	(9,352,634)	(101,734,896)

Net increase	518,233	$5,462,211	6,552,853	$70,927,610

Increase derived from capital shares transactions		$58,178,531		$202,342,319

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.87		$10.92	$11.22	$10.93	$11.59	$11.58

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.27	0.28	0.29	0.29	0.34
Net realized and unrealized gain (loss) on investments	0.09		(0.01)	(0.25)	0.33	(0.55)	0.10

Total from investment operations	0.23		0.26	0.03	0.62	(0.26)	0.44

Less Distributions
Distributions from net investment income	(0.32)		(0.31)	(0.33)	(0.33)	(0.40)	(0.43)

Total distributions	(0.32)		(0.31)	(0.33)	(0.33)	(0.40)	(0.43)

Net Asset Value, End of Period	$10.78		$10.87	$10.92	$11.22	$10.93	$11.59

Total Return (%) (b)	2.12	(c)	2.35	0.25	5.81	(2.33)	3.90

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	(d)	0.28	0.28	0.28	0.28	0.29
Net ratio of expenses to average net assets (%) (e)	0.27	(d)	0.27	0.27	0.28	0.28	0.28
Ratio of net investment income to average net assets (%)	2.54	(d)	2.39	2.48	2.62	2.65	2.92
Portfolio turnover rate (%)	12	(c)	16	18	13	18	24
Net assets, end of period (in millions)	$1,335.0		$1,299.2	$1,177.2	$1,008.2	$797.4	$637.3

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.65		$10.70	$10.99	$10.72	$11.37	$11.37

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.23	0.24	0.26	0.26	0.30
Net realized and unrealized gain (loss) on investments	0.09		0.01	(0.23)	0.32	(0.54)	0.10

Total from investment operations	0.21		0.24	0.01	0.58	(0.28)	0.40

Less Distributions
Distributions from net investment income	(0.29)		(0.29)	(0.30)	(0.31)	(0.37)	(0.40)

Total distributions	(0.29)		(0.29)	(0.30)	(0.31)	(0.37)	(0.40)

Net Asset Value, End of Period	$10.57		$10.65	$10.70	$10.99	$10.72	$11.37

Total Return (%) (b)	2.00	(c)	2.14	0.09	5.48	(2.53)	3.62

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	(d)	0.53	0.53	0.53	0.53	0.54
Net ratio of expenses to average net assets (%) (e)	0.52	(d)	0.52	0.52	0.53	0.53	0.53
Ratio of net investment income to average net assets (%)	2.29	(d)	2.14	2.23	2.37	2.40	2.67
Portfolio turnover rate (%)	12	(c)	16	18	13	18	24
Net assets, end of period (in millions)	$973.7		$974.5	$973.6	$997.1	$964.2	$934.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.81		$10.86	$11.15	$10.87	$11.52	$11.52

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.25	0.26	0.27	0.28	0.32
Net realized and unrealized gain (loss) on investments	0.10		(0.01)	(0.24)	0.33	(0.55)	0.09

Total from investment operations	0.23		0.24	0.02	0.60	(0.27)	0.41

Less Distributions
Distributions from net investment income	(0.31)		(0.29)	(0.31)	(0.32)	(0.38)	(0.41)

Total distributions	(0.31)		(0.29)	(0.31)	(0.32)	(0.38)	(0.41)

Net Asset Value, End of Period	$10.73		$10.81	$10.86	$11.15	$10.87	$11.52

Total Return (%) (b)	2.07	(c)	2.19	0.19	5.58	(2.41)	3.68

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	(d)	0.43	0.43	0.43	0.43	0.44
Net ratio of expenses to average net assets (%) (e)	0.42	(d)	0.42	0.42	0.43	0.43	0.43
Ratio of net investment income to average net assets (%)	2.39	(d)	2.24	2.33	2.47	2.50	2.77
Portfolio turnover rate (%)	12	(c)	16	18	13	18	24
Net assets, end of period (in millions)	$61.4		$61.5	$67.0	$76.9	$82.2	$88.1

	Class G
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.61		$10.67	$10.97	$10.70	$11.35	$11.35

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.23	0.24	0.25	0.26	0.30
Net realized and unrealized gain (loss) on investments	0.09		0.00	(0.25)	0.33	(0.54)	0.10

Total from investment operations	0.21		0.23	(0.01)	0.58	(0.28)	0.40

Less Distributions
Distributions from net investment income	(0.29)		(0.29)	(0.29)	(0.31)	(0.37)	(0.40)

Total distributions	(0.29)		(0.29)	(0.29)	(0.31)	(0.37)	(0.40)

Net Asset Value, End of Period	$10.53		$10.61	$10.67	$10.97	$10.70	$11.35

Total Return (%) (b)	1.97	(c)	2.09	(0.06)	5.46	(2.57)	3.58

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	(d)	0.58	0.58	0.58	0.58	0.59
Net ratio of expenses to average net assets (%) (e)	0.57	(d)	0.57	0.57	0.58	0.58	0.58
Ratio of net investment income to average net assets (%)	2.24	(d)	2.09	2.18	2.32	2.35	2.62
Portfolio turnover rate (%)	12	(c)	16	18	13	18	24
Net assets, end of period (in millions)	$328.8		$325.7	$257.7	$223.3	$169.1	$157.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Aggregate Bond Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order

BHFTII-24

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to amortization of debt securities, expired capital loss carryforwards and paydown reclasses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

BHFTII-25

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $38,651,740. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at

BHFTII-26

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2017
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(87,808,843)	$—	$—	$—	$(87,808,843)
Foreign Government	(8,540,672)	—	—	—	(8,540,672)
U.S. Treasury & Government Agencies	(188,503,789)	—	—	—	(188,503,789)
Total	$(284,853,304)	$—	$—	$—	$(284,853,304)
Total Borrowings	$(284,853,304)	$—	$—	$—	$(284,853,304)
Gross amount of recognized liabilities for securities lending transactions					$(284,853,304)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$246,939,398	$93,469,392	$220,396,083	$98,233,081

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing

BHFTII-27

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2017 were $3,327,937.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIA an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIA with respect to the Portfolio for the six months ended June 30, 2017 were $298,854.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2017 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-28

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$71,960,664	$67,783,544	$—	$—	$71,960,664	$67,783,544

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$75,372,548	$—	$1,159,047	$(9,934,932)	$(36,115,942)	$30,480,721

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2016, $6,670,752 of capital loss carryforwards expired.

As of December 31, 2016, the Portfolio had post-enactment short-term accumulated capital losses of $6,088,888, post-enactment long-term accumulated capital losses of $30,027,054, and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17
$9,934,932

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

9. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTII-29

Brighthouse Funds Trust II

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
222,717,860	7,936,852	15,959,562.274

To Approve a Subadvisory Agreement between the Manager and MetLife Investment Advisors, LLC

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
222,973,672	7,743,799	15,896,805

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	222,281,031	24,333,243
Robert Boulware	222,301,512	24,312,763
Susan C. Gause	230,134,400	16,479,875
Nancy Hawthorne	222,471,740	24,142,535
Barbara A. Nugent	230,055,153	16,559,122
John Rosenthal	229,691,695	16,922,580
Linda B. Strumpf	222,362,638	24,251,637
Dawn M. Vroegop	222,378,286	24,235,988

BHFTII-30

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Managed by MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A, B, E and G shares of the MetLife Mid Cap Stock Index Portfolio returned 5.87%, 5.71%, 5.82%, and 5.68%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) Midcap 400 Index1, returned 5.99%.

MARKET ENVIRONMENT / CONDITIONS

During the first six months of 2017, equity markets continued to make new all-time highs, rallying on the strength of the global economy, strong corporate earnings, and optimism about potential changes to financial regulation and tax reform. The equity markets also reacted positively to U.S. lawmakers reaching an agreement on a spending bill, the outcome of the French Presidential elections, and better than expected macroeconomic data, including U.S. manufacturing, U.S. nonfarm payrolls, and U.S. consumer sentiment. Equity markets remained resilient despite the United Kingdom (“U.K.”) Conservative Party’s failure to win a majority in the U.K. snap election on June 8th and increased political risks in the U.S. after President Trump fired FBI Director Comey. Other factors that weighed on the equity markets included geopolitical tensions in Syria and North Korea, two rate hikes by the Federal Reserve (the “Fed”), and the Federal Open Market Committee (the “FOMC”) minutes showing members discussed the potential shrinking of the Fed balance sheet by as early as December.

During the first six months, the FOMC met four times and raised the target range for the Federal Funds Rate twice to 1.00% to 1.25%. The FOMC stated that the labor market had continued to strengthen and that economic activity had been rising moderately so far this year. The FOMC also stated that job gains had moderated but had been solid since the beginning of the year.

Eight of the eleven sectors comprising the S&P Midcap 400 Index experienced positive returns for the first six months of 2017. Health Care (7.5% beginning weight in the benchmark), up 22.5%, was the best performing sector. Information Technology (17.6% beginning weight), up 12.0%, and Materials (7.3% beginning weight), up 9.1%, were the next best-performing sectors. Telecom Services (0.2% beginning weight), down 31.2%, and Energy (4.0% beginning weight), down 30.0%, were the worst performing sectors.

The stocks with the largest positive impact on the benchmark return for the first half of the year were Chemours, up 71.0%; Align Technology, up 51.1%; and Packaging Corporation of America, up 33.0%. The stocks with the largest negative impact were Nabors Industries, down 49.8%; QEP Resources, down 45.1%; and United States Steel, down 32.7%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P Midcap 400 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P Midcap 400 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, NAV rounding, contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P MIDCAP 400 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Mid Cap Stock Index Portfolio
Class A	5.87	18.26	14.65	8.35	—
Class B	5.71	17.99	14.35	8.07	—
Class E	5.82	18.11	14.47	8.18	—
Class G	5.68	17.90	14.30	—	16.40
S&P MidCap 400 Index	5.99	18.57	14.92	8.56	—

1 The Standard & Poor’s (S&P) MidCap 400 Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 7/5/00, 1/2/01, 5/1/01 and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
SPDR S&P MidCap 400 ETF Trust	2.3
ResMed, Inc.	0.6
Packaging Corp. of America	0.6
Domino’s Pizza, Inc.	0.6
Duke Realty Corp.	0.6
Cadence Design Systems, Inc.	0.5
Teleflex, Inc.	0.5
MSCI, Inc.	0.5
SVB Financial Group	0.5
Alleghany Corp.	0.5

Top Sectors

% of Net Assets
Financials	17.9
Information Technology	17.0
Industrials	14.4
Consumer Discretionary	11.2
Real Estate	9.4
Health Care	8.7
Materials	7.3
Utilities	5.2
Consumer Staples	3.5
Energy	2.8

BHFTII-2

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Mid Cap Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.29%	$1,000.00	$1,058.70	$1.48
	Hypothetical*	0.29%	$1,000.00	$1,023.36	$1.45

Class B(a)	Actual	0.54%	$1,000.00	$1,057.10	$2.75
	Hypothetical*	0.54%	$1,000.00	$1,022.12	$2.71

Class E(a)	Actual	0.44%	$1,000.00	$1,058.20	$2.25
	Hypothetical*	0.44%	$1,000.00	$1,022.61	$2.21

Class G(a)	Actual	0.59%	$1,000.00	$1,056.80	$3.01
	Hypothetical*	0.59%	$1,000.00	$1,021.87	$2.96

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—95.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.6%
Curtiss-Wright Corp.	28,417	$2,608,112
Esterline Technologies Corp. (a)	19,123	1,812,861
Huntington Ingalls Industries, Inc.	29,557	5,502,331
KLX, Inc. (a)	33,219	1,660,950
Orbital ATK, Inc.	37,067	3,645,910
Teledyne Technologies, Inc. (a)	22,663	2,892,932

		18,123,096

Airlines—0.4%
JetBlue Airways Corp. (a) (b)	214,303	4,892,537

Auto Components—0.6%
Cooper Tire & Rubber Co. (c)	33,996	1,227,256
Dana, Inc. (c)	92,843	2,073,184
Gentex Corp. (c)	184,500	3,499,965

		6,800,405

Automobiles—0.3%
Thor Industries, Inc.	30,734	3,212,318

Banks—7.8%
Associated Banc-Corp.	97,828	2,465,266
BancorpSouth, Inc. (c)	53,385	1,628,243
Bank of Hawaii Corp. (c)	27,433	2,276,116
Bank of the Ozarks, Inc.	77,990	3,655,391
Cathay General Bancorp	48,197	1,829,076
Chemical Financial Corp.	45,678	2,211,272
Commerce Bancshares, Inc.	56,127	3,189,697
Cullen/Frost Bankers, Inc. (c)	36,554	3,432,786
East West Bancorp, Inc.	92,795	5,435,931
First Horizon National Corp.	150,148	2,615,578
FNB Corp.	207,512	2,938,370
Fulton Financial Corp. (c)	112,276	2,133,244
Hancock Holding Co.	54,282	2,659,818
Home BancShares, Inc.	81,062	2,018,444
International Bancshares Corp.	37,332	1,308,487
MB Financial, Inc. (c)	45,765	2,015,491
PacWest Bancorp (c)	76,987	3,595,293
Pinnacle Financial Partners, Inc.	46,565	2,924,282
Prosperity Bancshares, Inc. (c)	44,630	2,867,031
Signature Bank (a)	34,478	4,948,627
SVB Financial Group (a) (c)	33,715	5,926,787
Synovus Financial Corp.	78,547	3,474,919
TCF Financial Corp.	109,973	1,752,970
Texas Capital Bancshares, Inc. (a)	31,833	2,463,874
Trustmark Corp. (c)	43,499	1,398,928
UMB Financial Corp.	28,175	2,109,180
Umpqua Holdings Corp.	141,555	2,598,950
United Bankshares, Inc.	67,338	2,639,650
Valley National Bancorp (c)	169,451	2,001,216
Webster Financial Corp. (c)	59,219	3,092,416
Wintrust Financial Corp.	35,747	2,732,501

		86,339,834

Beverages—0.1%
Boston Beer Co., Inc. (The)—Class A (a) (c)	5,937	784,575

Biotechnology—0.7%
Bioverativ, Inc. (a)	69,466	4,179,769
United Therapeutics Corp. (a)	28,941	3,754,516

		7,934,285

Building Products—0.9%
A.O. Smith Corp.	94,588	5,328,142
Lennox International, Inc.	24,667	4,529,848

		9,857,990

Capital Markets—2.9%
Eaton Vance Corp.	73,847	3,494,440
FactSet Research Systems, Inc. (c)	25,342	4,211,334
Federated Investors, Inc. - Class B (c)	59,584	1,683,248
Janus Henderson Group plc (a)	115,845	3,835,628
Legg Mason, Inc. (c)	54,794	2,090,939
MarketAxess Holdings, Inc.	24,140	4,854,554
MSCI, Inc.	58,153	5,989,177
SEI Investments Co.	85,623	4,604,805
Stifel Financial Corp. (a)	43,962	2,021,373

		32,785,498

Chemicals—2.8%
Ashland Global Holdings, Inc.	39,967	2,634,225
Cabot Corp.	40,125	2,143,879
Chemours Co. (The)	118,472	4,492,458
Minerals Technologies, Inc.	22,534	1,649,489
NewMarket Corp. (c)	5,938	2,734,330
Olin Corp. (c)	106,549	3,226,304
PolyOne Corp.	52,508	2,034,160
RPM International, Inc.	85,794	4,680,063
Scotts Miracle-Gro Co. (The)	28,313	2,532,881
Sensient Technologies Corp.	28,426	2,289,146
Valvoline, Inc.	131,341	3,115,408

		31,532,343

Commercial Services & Supplies—1.5%
Clean Harbors, Inc. (a) (c)	33,436	1,866,732
Copart, Inc. (a)	131,658	4,185,408
Deluxe Corp.	31,150	2,156,203
Herman Miller, Inc.	38,397	1,167,269
HNI Corp.	28,318	1,129,038
MSA Safety, Inc.	20,225	1,641,663
Pitney Bowes, Inc.	119,781	1,808,693
Rollins, Inc.	61,607	2,508,021

		16,463,027

Communications Equipment—1.5%
ARRIS International plc (a)	120,603	3,379,296
Brocade Communications Systems, Inc.	263,352	3,320,869
Ciena Corp. (a) (c)	91,051	2,278,096
InterDigital, Inc.	22,275	1,721,857
NetScout Systems, Inc. (a)	58,908	2,026,435

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Communications Equipment—(Continued)
Plantronics, Inc.	21,475	$1,123,357
ViaSat, Inc. (a) (c)	34,028	2,252,654

		16,102,564

Construction & Engineering—1.1%
AECOM (a)	100,020	3,233,647
Dycom Industries, Inc. (a) (c)	19,961	1,786,909
EMCOR Group, Inc.	38,043	2,487,251
Granite Construction, Inc. (c)	25,573	1,233,641
KBR, Inc.	91,941	1,399,342
Valmont Industries, Inc.	14,506	2,170,098

		12,310,888

Construction Materials—0.3%
Eagle Materials, Inc.	31,174	2,881,101

Consumer Finance—0.3%
SLM Corp. (a)	276,836	3,183,614

Containers & Packaging—1.9%
AptarGroup, Inc. (c)	40,095	3,482,652
Bemis Co., Inc.	59,056	2,731,340
Greif, Inc. - Class A	16,580	924,832
Owens-Illinois, Inc. (a) (c)	104,493	2,499,473
Packaging Corp. of America (c)	60,504	6,739,540
Silgan Holdings, Inc.	48,164	1,530,652
Sonoco Products Co.	63,830	3,282,139

		21,190,628

Distributors—0.3%
Pool Corp.	26,558	3,122,424

Diversified Consumer Services—0.8%
Adtalem Global Education, Inc.	36,601	1,389,008
Graham Holdings Co. - Class B	2,988	1,791,754
Service Corp. International	120,738	4,038,686
Sotheby’s (a)	29,430	1,579,508

		8,798,956

Diversified Telecommunication Services—0.1%
Frontier Communications Corp. (c)	753,413	873,959

Electric Utilities—1.8%
Great Plains Energy, Inc.	138,473	4,054,489
Hawaiian Electric Industries, Inc. (c)	69,845	2,261,581
IDACORP, Inc.	32,364	2,762,267
OGE Energy Corp.	128,260	4,462,165
PNM Resources, Inc. (c)	51,158	1,956,794
Westar Energy, Inc.	91,229	4,836,962

		20,334,258

Electrical Equipment—0.7%
EnerSys	27,950	2,024,978
Hubbell, Inc.	32,876	3,720,577

Electrical Equipment—(Continued)
Regal-Beloit Corp.	28,779	2,346,927

		8,092,482

Electronic Equipment, Instruments & Components—4.7%
Arrow Electronics, Inc. (a)	57,060	4,474,645
Avnet, Inc.	80,277	3,121,170
Belden, Inc.	27,149	2,047,849
Cognex Corp.	55,649	4,724,600
Coherent, Inc. (a)	15,816	3,558,442
IPG Photonics Corp. (a)	24,134	3,501,843
Jabil, Inc.	117,076	3,417,449
Keysight Technologies, Inc. (a)	118,624	4,618,032
Knowles Corp. (a)	57,303	969,567
Littelfuse, Inc.	14,575	2,404,875
National Instruments Corp. (c)	68,250	2,745,015
SYNNEX Corp.	18,714	2,244,931
Tech Data Corp. (a)	22,282	2,250,482
Trimble, Inc. (a) (c)	162,424	5,793,664
VeriFone Systems, Inc. (a) (c)	71,685	1,297,499
Vishay Intertechnology, Inc. (c)	86,092	1,429,127
Zebra Technologies Corp. - Class A (a)	33,888	3,406,422

		52,005,612

Energy Equipment & Services—0.9%
Diamond Offshore Drilling, Inc. (a)	41,422	448,600
Dril-Quip, Inc. (a) (c)	24,299	1,185,791
Ensco plc - Class A (c)	194,987	1,006,133
Nabors Industries, Ltd.	183,556	1,494,146
Oceaneering International, Inc.	63,107	1,441,364
Oil States International, Inc. (a)	33,166	900,457
Patterson-UTI Energy, Inc.	106,190	2,143,976
Rowan Cos. plc - Class A (a) (c)	80,987	829,307
Superior Energy Services, Inc. (a) (c)	98,157	1,023,778

		10,473,552

Equity Real Estate Investment Trusts—9.0%
American Campus Communities, Inc.	86,109	4,072,956
Camden Property Trust	56,288	4,813,187
Care Capital Properties, Inc.	53,981	1,441,293
CoreCivic, Inc.	75,882	2,092,825
Corporate Office Properties Trust (c)	63,861	2,237,051
Cousins Properties, Inc. (c)	269,038	2,364,844
CyrusOne, Inc.	50,145	2,795,584
DCT Industrial Trust, Inc.	59,038	3,154,991
Douglas Emmett, Inc.	94,318	3,603,891
Duke Realty Corp. (c)	228,381	6,383,249
Education Realty Trust, Inc. (c)	47,001	1,821,289
EPR Properties (c)	41,147	2,957,235
First Industrial Realty Trust, Inc.	75,319	2,155,630
Geo Group, Inc. (The)	79,916	2,363,116
Healthcare Realty Trust, Inc.	74,784	2,553,874
Highwoods Properties, Inc.	65,523	3,322,671
Hospitality Properties Trust	105,501	3,075,354
Kilroy Realty Corp.	63,123	4,743,693
Lamar Advertising Co. - Class A (c)	53,622	3,944,970

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
LaSalle Hotel Properties	72,715	$2,166,907
Liberty Property Trust	94,547	3,849,008
Life Storage, Inc.	29,862	2,212,774
Mack-Cali Realty Corp.	57,703	1,566,059
Medical Properties Trust, Inc. (c)	233,776	3,008,697
National Retail Properties, Inc.	95,785	3,745,193
Omega Healthcare Investors, Inc. (c)	126,401	4,173,761
Potlatch Corp.	26,081	1,191,902
Quality Care Properties, Inc. (a)	60,113	1,100,669
Rayonier, Inc.	82,740	2,380,430
Senior Housing Properties Trust	152,563	3,118,388
Tanger Factory Outlet Centers, Inc.	61,949	1,609,435
Taubman Centers, Inc.	38,980	2,321,259
Uniti Group, Inc.	101,414	2,549,548
Urban Edge Properties	63,534	1,507,662
Washington Prime Group, Inc.	119,034	996,315
Weingarten Realty Investors	75,861	2,283,416

		99,679,126

Food & Staples Retailing—0.5%
Casey’s General Stores, Inc. (c)	25,164	2,695,316
Sprouts Farmers Market, Inc. (a)	83,006	1,881,746
United Natural Foods, Inc. (a) (c)	32,493	1,192,493

		5,769,555

Food Products—2.3%
Dean Foods Co.	58,369	992,273
Flowers Foods, Inc.	118,253	2,046,959
Hain Celestial Group, Inc. (The) (a)	66,439	2,579,162
Ingredion, Inc.	46,038	5,488,190
Lamb Weston Holdings, Inc.	89,122	3,924,933
Lancaster Colony Corp.	12,514	1,534,467
Post Holdings, Inc. (a)	42,560	3,304,784
Snyder’s-Lance, Inc. (c)	55,236	1,912,270
Tootsie Roll Industries, Inc. (c)	11,397	397,186
TreeHouse Foods, Inc. (a)	36,570	2,987,403

		25,167,627

Gas Utilities—2.1%
Atmos Energy Corp.	67,622	5,609,245
National Fuel Gas Co. (c)	54,859	3,063,327
New Jersey Resources Corp. (c)	55,515	2,203,945
ONE Gas, Inc.	33,684	2,351,480
Southwest Gas Holdings, Inc.	30,545	2,231,618
UGI Corp.	111,189	5,382,659
WGL Holdings, Inc. (c)	32,896	2,744,513

		23,586,787

Health Care Equipment & Supplies—3.5%
ABIOMED, Inc. (a)	26,173	3,750,591
Globus Medical, Inc. - Class A (a) (c)	46,372	1,537,232
Halyard Health, Inc. (a) (c)	29,974	1,177,379
Hill-Rom Holdings, Inc.	38,438	3,060,049
LivaNova plc (a)	27,848	1,704,576
Masimo Corp. (a)	29,234	2,665,556

Health Care Equipment & Supplies—(Continued)
NuVasive, Inc. (a)	32,539	2,502,900
ResMed, Inc.	91,084	7,092,711
STERIS plc	54,549	4,445,743
Teleflex, Inc.	28,890	6,002,186
West Pharmaceutical Services, Inc.	47,240	4,465,125

		38,404,048

Health Care Providers & Services—2.2%
Acadia Healthcare Co., Inc. (a) (c)	49,075	2,423,324
HealthSouth Corp.	57,526	2,784,258
LifePoint Health, Inc. (a) (c)	25,925	1,740,864
MEDNAX, Inc. (a)	59,740	3,606,504
Molina Healthcare, Inc. (a)	27,458	1,899,544
Owens & Minor, Inc.	39,307	1,265,292
Tenet Healthcare Corp. (a)	51,652	998,950
VCA, Inc. (a)	52,195	4,818,120
WellCare Health Plans, Inc. (a)	28,576	5,131,107

		24,667,963

Health Care Technology—0.4%
Allscripts Healthcare Solutions, Inc. (a) (c)	116,546	1,487,127
Medidata Solutions, Inc. (a)	35,607	2,784,467

		4,271,594

Hotels, Restaurants & Leisure—2.7%
Brinker International, Inc.	31,426	1,197,331
Buffalo Wild Wings, Inc. (a)	10,366	1,313,372
Cheesecake Factory, Inc. (The) (c)	28,648	1,440,994
Churchill Downs, Inc.	7,941	1,455,585
Cracker Barrel Old Country Store, Inc.	15,442	2,582,674
Domino’s Pizza, Inc.	30,887	6,533,527
Dunkin’ Brands Group, Inc.	59,189	3,262,498
International Speedway Corp. - Class A	16,214	608,836
Jack in the Box, Inc.	18,893	1,860,961
Panera Bread Co. - Class A (a)	13,703	4,311,512
Papa John’s International, Inc.	17,001	1,219,992
Texas Roadhouse, Inc.	41,451	2,111,928
Wendy’s Co. (The)	122,963	1,907,156

		29,806,366

Household Durables—1.7%
CalAtlantic Group, Inc. (c)	49,440	1,747,704
Helen of Troy, Ltd. (a)	17,376	1,635,081
KB Home	53,368	1,279,231
NVR, Inc. (a) (c)	2,239	5,397,356
Tempur Sealy International, Inc. (a)	30,115	1,607,840
Toll Brothers, Inc. (c)	95,033	3,754,754
TRI Pointe Group, Inc. (a)	102,155	1,347,424
Tupperware Brands Corp.	32,578	2,287,953

		19,057,343

Household Products—0.2%
Energizer Holdings, Inc.	39,712	1,906,970

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Industrial Conglomerates—0.4%
Carlisle Cos., Inc.	41,489	$3,958,051

Insurance—4.1%
Alleghany Corp. (a)	9,916	5,898,037
American Financial Group, Inc.	47,280	4,698,213
Aspen Insurance Holdings, Ltd.	38,527	1,920,571
Brown & Brown, Inc.	73,872	3,181,667
CNO Financial Group, Inc.	110,025	2,297,322
First American Financial Corp.	70,827	3,165,259
Genworth Financial, Inc. - Class A (a)	320,452	1,208,104
Hanover Insurance Group, Inc. (The)	27,407	2,429,082
Kemper Corp. (c)	31,296	1,208,026
Mercury General Corp. (c)	23,445	1,266,030
Old Republic International Corp.	157,439	3,074,784
Primerica, Inc. (c)	29,224	2,213,718
Reinsurance Group of America, Inc.	41,356	5,309,697
RenaissanceRe Holdings, Ltd.	26,090	3,627,814
W.R. Berkley Corp.	62,287	4,308,392

		45,806,716

Internet & Direct Marketing Retail—0.1%
HSN, Inc.	20,519	654,556

Internet Software & Services—0.8%
Cars.com, Inc. (a)	45,967	1,224,101
j2 Global, Inc. (c)	30,952	2,633,706
LogMeIn, Inc.	33,835	3,535,758
WebMD Health Corp. (a) (c)	24,233	1,421,265

		8,814,830

IT Services—3.3%
Acxiom Corp. (a)	50,422	1,309,964
Broadridge Financial Solutions, Inc.	75,515	5,705,913
Convergys Corp.	60,453	1,437,572
CoreLogic, Inc. (a)	54,361	2,358,180
DST Systems, Inc.	39,668	2,447,516
Jack Henry & Associates, Inc.	49,872	5,180,205
Leidos Holdings, Inc. (c)	92,152	4,763,337
MAXIMUS, Inc.	41,632	2,607,412
NeuStar, Inc. - Class A (a)	35,821	1,194,630
Sabre Corp.	132,167	2,877,276
Science Applications International Corp.	28,070	1,948,619
Teradata Corp. (a)	84,063	2,479,018
WEX, Inc. (a)	24,792	2,585,062

		36,894,704

Leisure Products—0.6%
Brunswick Corp.	57,358	3,598,067
Polaris Industries, Inc. (c)	37,626	3,470,246

		7,068,313

Life Sciences Tools & Services—1.2%
Bio-Rad Laboratories, Inc. - Class A (a)	13,370	3,025,765
Bio-Techne Corp. (c)	23,977	2,817,297
Charles River Laboratories International, Inc. (a)	30,596	3,094,785

Life Sciences Tools & Services—(Continued)
INC Research Holdings, Inc. - Class A (a)	34,748	2,032,758
PAREXEL International Corp. (a)	32,602	2,833,440

		13,804,045

Machinery—4.8%
AGCO Corp.	42,862	2,888,470
Crane Co.	32,486	2,578,739
Donaldson Co., Inc.	84,844	3,863,796
Graco, Inc. (c)	35,679	3,899,001
IDEX Corp.	49,009	5,538,507
ITT, Inc. (c)	56,944	2,288,010
Kennametal, Inc.	51,736	1,935,961
Lincoln Electric Holdings, Inc.	39,722	3,657,999
Nordson Corp. (c)	34,426	4,176,562
Oshkosh Corp.	48,037	3,308,789
Terex Corp. (c)	62,684	2,350,650
Timken Co. (The) (c)	45,082	2,085,042
Toro Co. (The)	69,095	4,787,593
Trinity Industries, Inc. (c)	97,733	2,739,456
Wabtec Corp. (c)	55,468	5,075,322
Woodward, Inc.	35,417	2,393,481

		53,567,378

Marine—0.2%
Kirby Corp. (a)	34,685	2,318,692

Media—1.4%
AMC Networks, Inc. - Class A (a)	35,394	1,890,393
Cable One, Inc.	3,013	2,141,942
Cinemark Holdings, Inc.	68,043	2,643,471
John Wiley & Sons, Inc. - Class A	28,763	1,517,248
Live Nation Entertainment, Inc. (a)	85,783	2,989,537
Meredith Corp. (c)	23,557	1,400,464
New York Times Co. (The)—Class A	78,458	1,388,707
TEGNA, Inc.	137,902	1,987,168

		15,958,930

Metals & Mining—1.9%
Allegheny Technologies, Inc. (c)	69,891	1,188,846
Carpenter Technology Corp. (c)	30,019	1,123,611
Commercial Metals Co.	74,359	1,444,795
Compass Minerals International, Inc. (c)	21,723	1,418,512
Reliance Steel & Aluminum Co.	46,809	3,408,163
Royal Gold, Inc.	41,964	3,280,326
Steel Dynamics, Inc.	155,288	5,560,863
United States Steel Corp.	112,176	2,483,577
Worthington Industries, Inc.	28,220	1,417,209

		21,325,902

Multi-Utilities—1.0%
Black Hills Corp. (c)	34,336	2,316,650
MDU Resources Group, Inc.	125,434	3,286,371
NorthWestern Corp. (c)	31,114	1,898,576
Vectren Corp.	53,277	3,113,508

		10,615,105

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Multiline Retail—0.2%
Big Lots, Inc. (c)	28,764	$1,389,301
Dillard’s, Inc. - Class A	13,907	802,295

		2,191,596

Oil, Gas & Consumable Fuels—1.9%
CONSOL Energy, Inc. (a)	113,767	1,699,679
Energen Corp. (a)	62,341	3,077,775
Gulfport Energy Corp. (a)	102,161	1,506,875
HollyFrontier Corp. (c)	113,906	3,128,998
Matador Resources Co. (a)	59,841	1,278,802
PBF Energy, Inc. - Class A	70,447	1,568,150
QEP Resources, Inc. (a)	154,464	1,560,086
SM Energy Co.	62,881	1,039,423
Southwestern Energy Co. (a)	324,897	1,975,374
World Fuel Services Corp.	44,355	1,705,450
WPX Energy, Inc. (a)	255,361	2,466,787

		21,007,399

Paper & Forest Products—0.3%
Domtar Corp.	40,198	1,544,407
Louisiana-Pacific Corp. (a)	92,964	2,241,362

		3,785,769

Personal Products—0.5%
Avon Products, Inc. (a) (c)	282,494	1,073,477
Edgewell Personal Care Co. (a)	36,879	2,803,542
Nu Skin Enterprises, Inc. - Class A (c)	31,900	2,004,596

		5,881,615

Pharmaceuticals—0.7%
Akorn, Inc. (a) (c)	55,997	1,878,139
Catalent, Inc. (a)	80,256	2,816,986
Endo International plc (a) (c)	127,532	1,424,533
Prestige Brands Holdings, Inc. (a) (c)	34,010	1,796,068

		7,915,726

Professional Services—0.7%
Dun & Bradstreet Corp. (The)	23,697	2,562,831
FTI Consulting, Inc. (a)	26,539	927,803
ManpowerGroup, Inc.	43,082	4,810,105

		8,300,739

Real Estate Management & Development—0.4%
Alexander & Baldwin, Inc.	29,671	1,227,786
Jones Lang LaSalle, Inc.	29,086	3,635,750

		4,863,536

Road & Rail—1.3%
Avis Budget Group, Inc. (a) (c)	54,100	1,475,307
Genesee & Wyoming, Inc. - Class A (a)	39,514	2,702,362
Landstar System, Inc.	26,927	2,304,951
Old Dominion Freight Line, Inc.	44,477	4,235,990
Ryder System, Inc.	34,399	2,476,040

Road & Rail—(Continued)
Werner Enterprises, Inc. (c)	28,757	844,018

		14,038,668

Semiconductors & Semiconductor Equipment—2.4%
Cirrus Logic, Inc. (a)	41,369	2,594,664
Cree, Inc. (a) (c)	62,483	1,540,206
Cypress Semiconductor Corp. (c)	211,582	2,888,094
First Solar, Inc. (a)	50,235	2,003,372
Integrated Device Technology, Inc. (a)	85,414	2,202,827
Microsemi Corp. (a)	74,165	3,470,922
Monolithic Power Systems, Inc.	24,383	2,350,521
Silicon Laboratories, Inc. (a)	27,198	1,858,983
Synaptics, Inc. (a)	22,032	1,139,275
Teradyne, Inc.	127,777	3,837,143
Versum Materials, Inc.	69,796	2,268,370

		26,154,377

Software—3.9%
ACI Worldwide, Inc. (a) (c)	75,812	1,695,915
Blackbaud, Inc.	30,852	2,645,559
Cadence Design Systems, Inc. (a)	179,574	6,013,933
CDK Global, Inc.	93,251	5,787,157
CommVault Systems, Inc. (a)	26,846	1,515,457
Fair Isaac Corp.	19,888	2,772,586
Fortinet, Inc. (a)	95,950	3,592,368
Manhattan Associates, Inc. (a) (c)	44,600	2,143,476
PTC, Inc. (a) (c)	74,194	4,089,573
Take-Two Interactive Software, Inc. (a)	66,690	4,893,712
Tyler Technologies, Inc. (a) (c)	21,673	3,807,296
Ultimate Software Group, Inc. (The) (a) (c)	19,086	4,009,205

		42,966,237

Specialty Retail—1.7%
Aaron’s, Inc.	40,389	1,571,132
American Eagle Outfitters, Inc.	106,843	1,287,458
Cabela’s, Inc. (a)	33,194	1,972,387
Chico’s FAS, Inc. (c)	83,164	783,405
Dick’s Sporting Goods, Inc.	56,370	2,245,217
GameStop Corp. - Class A	65,037	1,405,450
Michaels Cos., Inc. (The) (a)	67,938	1,258,212
Murphy USA, Inc. (a) (c)	22,202	1,645,390
Office Depot, Inc.	331,814	1,871,431
Sally Beauty Holdings, Inc. (a) (c)	88,268	1,787,427
Urban Outfitters, Inc. (a)	56,762	1,052,367
Williams-Sonoma, Inc.	51,191	2,482,764

		19,362,640

Technology Hardware, Storage & Peripherals—0.5%
3D Systems Corp. (a) (c)	69,440	1,298,528
Diebold Nixdorf, Inc. (c)	48,475	1,357,300
NCR Corp. (a)	77,841	3,179,026

		5,834,854

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Textiles, Apparel & Luxury Goods—0.7%
Carter’s, Inc.	31,079	$2,764,477
Deckers Outdoor Corp. (a)	20,546	1,402,470
Kate Spade & Co. (a)	82,395	1,523,484
Skechers USA, Inc. - Class A (a)	85,925	2,534,787

		8,225,218

Thrifts & Mortgage Finance—0.5%
New York Community Bancorp, Inc.	314,097	4,124,094
Washington Federal, Inc.	57,442	1,907,074

		6,031,168

Trading Companies & Distributors—0.7%
GATX Corp.	25,112	1,613,948
MSC Industrial Direct Co., Inc. - Class A	28,957	2,489,144
NOW, Inc. (a) (c)	69,150	1,111,932
Watsco, Inc.	19,523	3,010,447

		8,225,471

Water Utilities—0.3%
Aqua America, Inc. (c)	114,065	3,798,365

Wireless Telecommunication Services—0.2%
Telephone & Data Systems, Inc.	60,242	1,671,716

Total Common Stocks (Cost $774,380,977)		1,061,455,641

Mutual Fund—2.3%

Investment Company Security—2.3%
SPDR S&P MidCap 400 ETF Trust (c) (Cost $25,312,133)	80,600	25,600,172

Short-Term Investments—2.5%

Discount Notes—1.5%
Federal Home Loan Bank 0.609%, 07/07/17 (d)	175,000	174,981
0.675%, 07/19/17 (d)	750,000	749,667
0.776%, 07/12/17 (d)	1,675,000	1,674,581
0.818%, 07/21/17 (d)	6,825,000	6,821,587
0.902%, 08/02/17 (d)	7,125,000	7,118,944
0.941%, 08/11/17 (d)	200,000	199,779

		16,739,539

U.S. Treasury—1.0%
U.S. Treasury Bills 0.615%, 08/03/17 (d)	850,000	849,376
0.905%, 08/17/17 (d)	1,725,000	1,723,051
0.936%, 09/07/17 (d)	1,200,000	1,197,910
0.940%, 09/28/17 (d)	800,000	798,047
0.957%, 08/31/17 (d)	4,225,000	4,218,612

U.S. Treasury—(Continued)
U.S. Treasury Bills 0.958%, 09/21/17 (d)	1,600,000	1,596,539

		10,383,535

Total Short-Term Investments (Cost $27,123,220)		27,123,074

Securities Lending Reinvestments (e)—9.2%

Certificates of Deposit—5.1%
ABN AMRO Bank NV Zero Coupon, 09/05/17	995,818	997,900
Bank of America N.A. 1.507%, 07/11/17 (f)	9,000,000	9,001,585
Canadian Imperial Bank 1.630%, 10/27/17 (f)	2,000,000	2,002,250
Cooperative Rabobank UA New York 1.555%, 10/13/17 (f)	1,500,000	1,501,729
1.558%, 10/13/17 (f)	1,500,000	1,502,035
Credit Industriel et Commercial 1.125%, 07/03/17	2,000,000	2,000,044
Credit Suisse AG New York 1.432%, 10/16/17 (f)	2,000,000	2,000,428
DNB NOR Bank ASA 1.412%, 07/28/17 (f)	2,500,000	2,500,312
KBC Bank NV 1.200%, 07/18/17	500,000	500,000
1.250%, 08/08/17	1,000,000	1,000,030
Landesbank Baden-Wuerttemberg 1.150%, 07/03/17	2,000,000	1,999,980
Mitsubishi UFJ Trust and Banking Corp. 1.266%, 12/05/17 (f)	1,000,000	1,000,023
Mizuho Bank, Ltd., New York 1.469%, 10/18/17 (f)	1,000,000	999,932
1.610%, 08/02/17 (f)	2,000,000	2,000,610
National Australia Bank London 1.480%, 11/09/17 (f)	2,500,000	2,502,025
Natixis New York 1.506%, 08/03/17 (f)	3,500,000	3,501,057
Norinchukin Bank New York 1.377%, 10/13/17 (f)	1,000,000	1,000,688
1.687%, 07/12/17 (f)	6,000,000	6,000,726
Sumitomo Mitsui Banking Corp., New York 1.551%, 08/01/17 (f)	4,000,000	4,001,556
Sumitomo Mitsui Trust Bank, Ltd., New York 1.170%, 07/03/17	1,000,000	999,997
1.466%, 10/26/17 (f)	1,500,000	1,500,384
Toronto Dominion Bank New York 1.475%, 01/10/18 (f)	4,000,000	4,006,650
UBS, Stamford 1.722%, 07/31/17 (f)	1,701,737	1,700,971
Wells Fargo Bank San Francisco N.A. 1.547%, 10/26/17 (f)	2,400,000	2,402,146

		56,623,058

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (e)—(Continued)

Security Description	Shares	Value

Commercial Paper—1.1%
Atlantic Asset Securitization LLC 1.170%, 07/12/17	1,994,085	$1,999,276
Commonwealth Bank Australia 1.522%, 10/23/17 (f)	3,000,000	3,003,163
ING Funding LLC 1.234%, 12/07/17 (f)	500,000	500,173
LMA S.A. & LMA Americas 1.150%, 07/07/17	999,776	999,872
1.180%, 07/11/17	997,050	999,668
Sheffield Receivables Co. 1.190%, 07/28/17	996,893	999,060
Westpac Banking Corp. 1.506%, 10/20/17 (f)	3,800,000	3,803,788

		12,305,000

Repurchase Agreements—2.4%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $683,449 on 07/03/17, collateralized by $711,395 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $697,056.	683,388	683,388
Deutsche Bank AG, London Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $4,700,470 on 07/03/17, collateralized by $4,778,647 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $4,794,014.	4,700,000	4,700,000
Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $1,000,775 on 07/03/17, collateralized by $217 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $1,111,824.	1,000,000	1,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $2,512,113 on 09/29/17, collateralized by various Common Stock with a value of $2,750,001.	2,500,000	2,500,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $4,064,790 on 10/02/17, collateralized by various Common Stock with a value of $4,400,000.	4,000,000	4,000,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $2,015,295 on 10/02/17, collateralized by various Common Stock with a value of $2,200,000.	2,000,000	2,000,000

Repurchase Agreements—(Continued)
Natixis New York Repurchase Agreement dated 06/30/17 at 1.340% to be repurchased at $5,000,558 on 07/03/17, collateralized by $9,970,309 U.S. Government Agency and Treasury Obligations with rates ranging from 0.125% - 8.125%, maturity dates ranging from 04/15/18 - 08/16/58, with a value of $5,100,594.	5,000,000	5,000,000
Pershing LLC Repurchase Agreement dated 06/30/17 at 1.180% to be repurchased at $2,000,197 on 07/03/17, collateralized by $3,003,526 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 11.027%, maturity dates ranging from 07/14/17 - 04/20/67, with a value of $2,040,000.	2,000,000	2,000,000
Royal Bank of Scotland Securities, Inc. Repurchase Agreement dated 06/30/17 at 1.060% to be repurchased at $5,001,031 on 07/07/17, collateralized by $5,105,522 U.S. Treasury Obligations with rates ranging from 1.118% - 2.000%, maturity dates ranging from 07/31/17 - 02/15/25, with a value of $5,100,141.	5,000,000	5,000,000

		26,883,388

Time Deposits—0.6%
ABN AMRO Bank NV 1.180%, 07/07/17	3,000,000	3,000,000
Shinkin Central Bank 1.330%, 07/26/17	2,000,000	2,000,000
Standard Chartered plc 1.200%, 07/03/17	1,800,000	1,800,000

		6,800,000

Total Securities Lending Reinvestments (Cost $102,579,873)		102,611,446

Total Investments—109.3% (Cost $929,396,203) (g)		1,216,790,333
Other assets and liabilities (net)—(9.3)%		(103,199,336)

Net Assets—100.0%		$1,113,590,997

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2017, the market value of securities pledged was $3,310,350.
(c)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $100,214,841 and the collateral received consisted of cash in the amount of $102,485,147. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(d)	The rate shown represents current yield to maturity.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(f)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(g)	As of June 30, 2017, the aggregate cost of investments was $929,396,203. The aggregate unrealized appreciation and depreciation of investments were $338,489,428 and $(51,095,298), respectively, resulting in net unrealized appreciation of $287,394,130.
(ETF)—	Exchange-Traded Fund

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
S&P Midcap 400 Index E-Mini Futures	09/15/17	142	USD	24,948,184	$(153,564)

(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,061,455,641	$—	$—	$1,061,455,641
Total Mutual Fund*	25,600,172	—	—	25,600,172
Total Short-Term Investments*	—	27,123,074	—	27,123,074
Total Securities Lending Reinvestments*	—	102,611,446	—	102,611,446
Total Investments	$1,087,055,813	$129,734,520	$—	$1,216,790,333

Collateral for Securities Loaned (Liability)	$—	$(102,485,147)	$—	$(102,485,147)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(153,564)	$—	$—	$(153,564)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$1,216,790,333
Cash	7,256
Receivable for:
Investments sold	865,066
Fund shares sold	1,181,185
Dividends	1,038,014
Variation margin on futures contracts	17,040

Total Assets	1,219,898,894
Liabilities
Collateral for securities loaned	102,485,147
Payables for:
Investments purchased	2,761,871
Fund shares redeemed	383,369
Accrued Expenses:
Management fees	225,812
Distribution and service fees	126,001
Deferred trustees’ fees	102,469
Other expenses	223,228

Total Liabilities	106,307,897

Net Assets	$1,113,590,997

Net Assets Consist of:
Paid in surplus	$767,916,188
Undistributed net investment income	6,073,684
Accumulated net realized gain	52,360,559
Unrealized appreciation on investments and futures contracts	287,240,566

Net Assets	$1,113,590,997

Net Assets
Class A	$514,108,401
Class B	417,971,325
Class E	38,879,084
Class G	142,632,187
Capital Shares Outstanding*
Class A	27,820,199
Class B	22,937,269
Class E	2,119,869
Class G	7,878,751
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.48
Class B	18.22
Class E	18.34
Class G	18.10

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $929,396,203.
(b)	Includes securities loaned at value of $100,214,841.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends	$8,250,203
Interest	80,178
Securities lending income	572,503

Total investment income	8,902,884
Expenses
Management fees	1,366,696
Administration fees	17,400
Custodian and accounting fees	35,938
Distribution and service fees—Class B	515,962
Distribution and service fees—Class E	29,288
Distribution and service fees—Class G	208,982
Audit and tax services	20,657
Legal	18,678
Trustees’ fees and expenses	26,317
Shareholder reporting	81,314
Insurance	3,346
Miscellaneous	29,595

Total expenses	2,354,173
Less management fee waiver	(17,476)

Net expenses	2,336,697

Net Investment Income	6,566,187

Net Realized and Unrealized Gain
Net realized gain on:
Investments	53,330,213
Futures contracts	952,719

Net realized gain	54,282,932

Net change in unrealized appreciation on:
Investments	691,205
Futures contracts	293,223

Net change in unrealized appreciation	984,428

Net realized and unrealized gain	55,267,360

Net Increase in Net Assets From Operations	$61,833,547

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,566,187	$13,583,156
Net realized gain	54,282,932	72,335,625
Net change in unrealized appreciation	984,428	99,228,619

Increase in net assets from operations	61,833,547	185,147,400

From Distributions to Shareholders
Net investment income
Class A	(7,049,030)	(5,545,745)
Class B	(4,872,736)	(3,993,247)
Class E	(484,668)	(419,718)
Class G	(1,663,693)	(1,094,410)
Net realized capital gains
Class A	(32,132,259)	(33,298,068)
Class B	(26,576,624)	(29,970,595)
Class E	(2,460,772)	(2,888,891)
Class G	(9,113,829)	(8,484,683)

Total distributions	(84,353,611)	(85,695,357)

Increase in net assets from capital share transactions	60,241,579	49,521,306

Total increase in net assets	37,721,515	148,973,349

Net Assets
Beginning of period	1,075,869,482	926,896,133

End of period	$1,113,590,997	$1,075,869,482

Undistributed net investment income
End of period	$6,073,684	$13,577,624

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	1,189,889	$23,150,414	3,164,401	$54,007,217
Reinvestments	2,113,338	39,181,289	2,324,584	38,843,813
Redemptions	(1,641,205)	(31,862,635)	(3,218,808)	(56,807,431)

Net increase	1,662,022	$30,469,068	2,270,177	$36,043,599

Class B
Sales	529,470	$10,117,090	961,246	$16,438,942
Reinvestments	1,720,424	31,449,360	2,058,415	33,963,842
Redemptions	(1,287,991)	(24,665,401)	(3,079,377)	(53,725,241)

Net increase (decrease)	961,903	$16,901,049	(59,716)	$(3,322,457)

Class E
Sales	50,246	$969,387	89,484	$1,566,085
Reinvestments	160,078	2,945,440	199,314	3,308,609
Redemptions	(183,772)	(3,546,662)	(340,312)	(5,923,336)

Net increase (decrease)	26,552	$368,165	(51,514)	$(1,048,642)

Class G
Sales	726,593	$13,823,218	1,679,990	$29,260,345
Reinvestments	593,149	10,777,522	583,735	9,579,093
Redemptions	(633,869)	(12,097,443)	(1,219,032)	(20,990,632)

Net increase	685,873	$12,503,297	1,044,693	$17,848,806

Increase derived from capital shares transactions		$60,241,579		$49,521,306

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$18.89		$17.23	$19.01	$18.45	$14.47	$12.97

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.27	0.24	0.24	0.18	0.19
Net realized and unrealized gain (loss) on investments	0.98		3.04	(0.57)	1.41	4.46	2.05

Total from investment operations	1.11		3.31	(0.33)	1.65	4.64	2.24

Less Distributions
Distributions from net investment income	(0.27)		(0.24)	(0.23)	(0.20)	(0.19)	(0.14)
Distributions from net realized capital gains	(1.25)		(1.41)	(1.22)	(0.89)	(0.47)	(0.60)

Total distributions	(1.52)		(1.65)	(1.45)	(1.09)	(0.66)	(0.74)

Net Asset Value, End of Period	$18.48		$18.89	$17.23	$19.01	$18.45	$14.47

Total Return (%) (b)	5.87	(c)	20.43	(2.35)	9.49	33.15	17.60

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.29	(d)	0.30	0.30	0.30	0.30	0.32
Net ratio of expenses to average net assets (%) (e)	0.29	(d)	0.29	0.29	0.30	0.30	0.31
Ratio of net investment income to average net assets (%)	1.34	(d)	1.53	1.30	1.33	1.09	1.40
Portfolio turnover rate (%)	13	(c)	28	25	17	16	11
Net assets, end of period (in millions)	$514.1		$494.1	$411.5	$399.6	$370.0	$260.2

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$18.63		$17.01	$18.79	$18.25	$14.32	$12.84

Income (Loss) from Investment Operations
Net investment income (a)	0.10		0.22	0.19	0.19	0.14	0.16
Net realized and unrealized gain (loss) on investments	0.97		3.00	(0.57)	1.39	4.42	2.03

Total from investment operations	1.07		3.22	(0.38)	1.58	4.56	2.19

Less Distributions
Distributions from net investment income	(0.23)		(0.19)	(0.18)	(0.15)	(0.16)	(0.11)
Distributions from net realized capital gains	(1.25)		(1.41)	(1.22)	(0.89)	(0.47)	(0.60)

Total distributions	(1.48)		(1.60)	(1.40)	(1.04)	(0.63)	(0.71)

Net Asset Value, End of Period	$18.22		$18.63	$17.01	$18.79	$18.25	$14.32

Total Return (%) (b)	5.71	(c)	20.14	(2.62)	9.23	32.83	17.33

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.54	(d)	0.55	0.55	0.55	0.55	0.57
Net ratio of expenses to average net assets (%) (e)	0.54	(d)	0.54	0.54	0.55	0.55	0.56
Ratio of net investment income to average net assets (%)	1.09	(d)	1.28	1.04	1.08	0.83	1.16
Portfolio turnover rate (%)	13	(c)	28	25	17	16	11
Net assets, end of period (in millions)	$418.0		$409.3	$374.7	$404.0	$388.4	$311.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$18.75		$17.10	$18.89	$18.33	$14.38	$12.89

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.24	0.21	0.21	0.15	0.17
Net realized and unrealized gain (loss) on investments	0.98		3.03	(0.59)	1.41	4.44	2.04

Total from investment operations	1.09		3.27	(0.38)	1.62	4.59	2.21

Less Distributions
Distributions from net investment income	(0.25)		(0.21)	(0.19)	(0.17)	(0.17)	(0.12)
Distributions from net realized capital gains	(1.25)		(1.41)	(1.22)	(0.89)	(0.47)	(0.60)

Total distributions	(1.50)		(1.62)	(1.41)	(1.06)	(0.64)	(0.72)

Net Asset Value, End of Period	$18.34		$18.75	$17.10	$18.89	$18.33	$14.38

Total Return (%) (b)	5.82	(c)	20.26	(2.58)	9.39	32.95	17.46

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.44	(d)	0.45	0.45	0.45	0.45	0.47
Net ratio of expenses to average net assets (%) (e)	0.44	(d)	0.44	0.44	0.45	0.45	0.46
Ratio of net investment income to average net assets (%)	1.19	(d)	1.38	1.13	1.17	0.93	1.24
Portfolio turnover rate (%)	13	(c)	28	25	17	16	11
Net assets, end of period (in millions)	$38.9		$39.2	$36.7	$42.4	$45.0	$37.6

	Class G
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$18.52		$16.92	$18.70	$18.16	$14.26	$12.79

Income (Loss) from Investment Operations
Net investment income (a)	0.10		0.21	0.18	0.18	0.13	0.15
Net realized and unrealized gain (loss) on investments	0.96		2.98	(0.57)	1.39	4.40	2.02

Total from investment operations	1.06		3.19	(0.39)	1.57	4.53	2.17

Less Distributions
Distributions from net investment income	(0.23)		(0.18)	(0.17)	(0.14)	(0.16)	(0.10)
Distributions from net realized capital gains	(1.25)		(1.41)	(1.22)	(0.89)	(0.47)	(0.60)

Total distributions	(1.48)		(1.59)	(1.39)	(1.03)	(0.63)	(0.70)

Net Asset Value, End of Period	$18.10		$18.52	$16.92	$18.70	$18.16	$14.26

Total Return (%) (b)	5.68	(c)	20.08	(2.68)	9.21	32.75	17.27

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	(d)	0.60	0.60	0.60	0.60	0.62
Net ratio of expenses to average net assets (%) (e)	0.59	(d)	0.59	0.59	0.60	0.60	0.61
Ratio of net investment income to average net assets (%)	1.04	(d)	1.24	1.00	1.02	0.79	1.10
Portfolio turnover rate (%)	13	(c)	28	25	17	16	11
Net assets, end of period (in millions)	$142.6		$133.2	$104.0	$105.2	$103.3	$71.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Mid Cap Stock Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the

BHFTII-16

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances and real estate investment trust (“REIT”) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-17

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $26,883,388. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2017, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been

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Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2017 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$153,564

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$952,719

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$293,223

For the six months ended June 30, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$14,200

‡	Averages are based on activity levels during the period.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

BHFTII-19

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$137,277,904	$0	$151,916,790

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2017 were $1,366,696.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIA an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.030%	On the first $500 million
0.020%	On the next $500 million
0.010%	On amounts over $1 billion

Fees earned by MIA with respect to the Portfolio for the six months ended June 30, 2017 were $129,051.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2017 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

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Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$11,053,120	$14,033,509	$74,642,237	$56,487,447	$85,695,357	$70,520,956

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$14,672,131	$69,971,811	$283,643,265	$—	$368,287,207

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments

BHFTII-21

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

10. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTII-22

Brighthouse Funds Trust II

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
52,321,128	1,682,560	3,733,145

To Approve a Subadvisory Agreement between the Manager and MetLife Investment Advisors, LLC

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
52,338,078	1,690,906	3,707,851

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	53,404,362	4,332,472
Robert Boulware	53,413,125	4,323,709
Susan C. Gause	53,443,430	4,293,404
Nancy Hawthorne	53,415,769	4,321,064
Barbara A. Nugent	53,472,766	4,264,068
John Rosenthal	53,422,562	4,314,272
Linda B. Strumpf	53,382,387	4,354,447
Dawn M. Vroegop	53,346,930	4,389,904

BHFTII-23

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Managed by MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A, B, D, E and G shares of the MetLife Stock Index Portfolio returned 9.20%, 9.08%, 9.16%, 9.12% and 9.06%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index1, returned 9.34%.

MARKET ENVIRONMENT / CONDITIONS

During the first six months of 2017, equity markets continued to make new all-time highs, rallying on the strength of the global economy, strong corporate earnings, and optimism about potential changes to financial regulation and tax reform. The equity markets also reacted positively to U.S. lawmakers reaching an agreement on a spending bill, the outcome of the French Presidential elections, and better than expected macroeconomic data, including U.S. manufacturing, U.S. nonfarm payrolls, and U.S. consumer sentiment. Equity markets remained resilient despite the United Kingdoms (“U.K.”) Conservative Party’s failure to win a majority in the U.K. snap election on June 8th and increased political risks in the U.S. after President Trump fired FBI Director Comey. Other factors that weighed on the equity markets included geopolitical tensions in Syria and North Korea, two rate hikes by the Federal Reserve (the “Fed”), and the Federal Open Market Committee (the “FOMC”) minutes showing members discussed the potential shrinking of the Fed balance sheet by as early as December.

During the first six months, the FOMC met four times and raised the target range for the Federal Funds Rate twice to 1.00% to 1.25%. The FOMC stated that the labor market had continued to strengthen and that economic activity had been rising moderately so far this year. The FOMC also stated that job gains had moderated but had been solid since the beginning of the year.

Nine of the eleven sectors comprising the S&P 500 Index experienced positive returns for the first six months of 2017. Information Technology (20.8% beginning weight in the benchmark), up 17.2%, was the best-performing sector and had the largest positive impact on the benchmark return. Health Care (13.6% beginning weight), up 16.1%, and Consumer Discretionary (12.0% beginning weight), up 11.0%, were the next best-performing sectors. Energy (7.6% beginning weight), down 12.6%, and Telecom Services (2.7% beginning weight), down 10.7%, were the worst-performing sectors.

The stocks with the largest positive impact to the benchmark return for the first half of the year were Facebook, up 31.2%; Amazon, up 29.1%; and Apple, up 25.4%. The stocks with the largest negative impact were Verizon, down 14.4%; General Electric, down 13.1%; and Exxon Mobil, down 8.9%.

PORTFOLIO REVIEW / CURRENT POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P 500 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P 500 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, NAV rounding, contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Stock Index Portfolio
Class A	9.20	17.61	14.34	6.93	—
Class B	9.08	17.30	14.06	6.67	—
Class D	9.16	17.48	14.23	—	15.62
Class E	9.12	17.42	14.17	6.77	—
Class G	9.06	17.24	—	—	8.52
S&P 500 Index	9.34	17.90	14.63	7.18	—

1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 Inception dates of the Class A, Class B, Class D, Class E and Class G shares are 5/1/90, 1/2/01, 4/28/09, 5/1/01 and 11/12/14, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
Apple, Inc.	3.6
Microsoft Corp.	2.5
Amazon.com, Inc.	1.8
Facebook, Inc. - Class A	1.7
Johnson & Johnson	1.7
Exxon Mobil Corp.	1.6
JPMorgan Chase & Co.	1.5
Berkshire Hathaway, Inc. - Class B	1.5
Alphabet, Inc. - Class A	1.3
Alphabet, Inc. - Class C	1.3

Top Sectors

% of Net Assets
Information Technology	21.9
Financials	15.5
Health Care	14.2
Consumer Discretionary	12.0
Industrials	10.1
Consumer Staples	8.9
Energy	5.9
Utilities	3.1
Real Estate	2.9
Materials	2.8

BHFTII-2

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.26%	$1,000.00	$1,092.00	$1.35
	Hypothetical*	0.26%	$1,000.00	$1,023.51	$1.30

Class B(a)	Actual	0.51%	$1,000.00	$1,090.80	$2.64
	Hypothetical*	0.51%	$1,000.00	$1,022.27	$2.56

Class D(a)	Actual	0.36%	$1,000.00	$1,091.60	$1.87
	Hypothetical*	0.36%	$1,000.00	$1,023.01	$1.81

Class E(a)	Actual	0.41%	$1,000.00	$1,091.20	$2.13
	Hypothetical*	0.41%	$1,000.00	$1,022.76	$2.06

Class G(a)	Actual	0.56%	$1,000.00	$1,090.60	$2.90
	Hypothetical*	0.56%	$1,000.00	$1,022.02	$2.81

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—98.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.3%
Arconic, Inc. (a)	141,574	$3,206,651
Boeing Co. (The)	180,298	35,653,929
General Dynamics Corp.	91,087	18,044,335
L3 Technologies, Inc.	25,014	4,179,339
Lockheed Martin Corp.	79,953	22,195,752
Northrop Grumman Corp.	56,073	14,394,500
Raytheon Co.	93,493	15,097,250
Rockwell Collins, Inc.	52,157	5,480,658
Textron, Inc.	85,980	4,049,658
TransDigm Group, Inc.	15,708	4,223,410
United Technologies Corp.	239,338	29,225,563

		155,751,045

Air Freight & Logistics—0.7%
C.H. Robinson Worldwide, Inc. (a)	45,252	3,107,908
Expeditors International of Washington, Inc. (a)	57,868	3,268,385
FedEx Corp.	79,010	17,171,243
United Parcel Service, Inc. - Class B	221,231	24,465,936

		48,013,472

Airlines—0.6%
Alaska Air Group, Inc.	39,701	3,563,562
American Airlines Group, Inc. (a)	158,218	7,961,530
Delta Air Lines, Inc.	236,414	12,704,888
Southwest Airlines Co.	194,216	12,068,582
United Continental Holdings, Inc. (b)	90,509	6,810,802

		43,109,364

Auto Components—0.2%
BorgWarner, Inc. (a)	64,074	2,714,175
Delphi Automotive plc	86,046	7,541,932
Goodyear Tire & Rubber Co. (The)	80,875	2,827,390

		13,083,497

Automobiles—0.5%
Ford Motor Co.	1,256,245	14,057,382
General Motors Co.	441,084	15,407,064
Harley-Davidson, Inc.	56,221	3,037,058

		32,501,504

Banks—6.4%
Bank of America Corp.	3,196,522	77,547,624
BB&T Corp. (a)	260,609	11,834,255
Citigroup, Inc.	884,338	59,144,525
Citizens Financial Group, Inc.	162,701	5,805,172
Comerica, Inc. (a)	56,831	4,162,302
Fifth Third Bancorp	240,984	6,255,945
Huntington Bancshares, Inc.	349,179	4,720,900
JPMorgan Chase & Co.	1,141,151	104,301,201
KeyCorp	352,066	6,597,717
M&T Bank Corp.	49,421	8,003,731
People’s United Financial, Inc. (a)	110,602	1,953,231
PNC Financial Services Group, Inc. (The)	155,428	19,408,294
Regions Financial Corp.	386,099	5,652,489
SunTrust Banks, Inc.	155,291	8,808,106

Banks—(Continued)
U.S. Bancorp	508,829	26,418,402
Wells Fargo & Co.	1,444,612	80,045,951
Zions Bancorp (a)	65,083	2,857,795

		433,517,640

Beverages—2.0%
Brown-Forman Corp. - Class B (a)	56,815	2,761,209
Coca-Cola Co. (The)	1,235,100	55,394,235
Constellation Brands, Inc. - Class A	55,068	10,668,324
Dr Pepper Snapple Group, Inc.	59,041	5,379,225
Molson Coors Brewing Co. - Class B (a)	59,312	5,120,998
Monster Beverage Corp. (a) (b)	129,489	6,433,013
PepsiCo, Inc.	458,830	52,990,277

		138,747,281

Biotechnology—2.9%
AbbVie, Inc.	511,198	37,066,967
Alexion Pharmaceuticals, Inc. (b)	72,127	8,775,692
Amgen, Inc.	236,366	40,709,316
Biogen, Inc. (b)	68,613	18,618,824
Celgene Corp. (b)	250,798	32,571,136
Gilead Sciences, Inc.	419,717	29,707,569
Incyte Corp. (a) (b)	54,591	6,873,553
Regeneron Pharmaceuticals, Inc. (b)	24,475	12,020,652
Vertex Pharmaceuticals, Inc. (b)	80,000	10,309,600

		196,653,309

Building Products—0.3%
Allegion plc (a)	30,600	2,482,272
Fortune Brands Home & Security, Inc. (a)	49,414	3,223,769
Johnson Controls International plc	301,317	13,065,105
Masco Corp.	102,765	3,926,651

		22,697,797

Capital Markets—2.9%
Affiliated Managers Group, Inc.	18,181	3,015,501
Ameriprise Financial, Inc.	48,968	6,233,137
Bank of New York Mellon Corp. (The)	334,005	17,040,935
BlackRock, Inc. (a)	38,943	16,449,913
CBOE Holdings, Inc.	29,510	2,697,214
Charles Schwab Corp. (The)	390,829	16,790,014
CME Group, Inc. (a)	109,139	13,668,568
E*Trade Financial Corp. (b)	88,225	3,355,197
Franklin Resources, Inc.	109,979	4,925,959
Goldman Sachs Group, Inc. (The)	117,583	26,091,668
Intercontinental Exchange, Inc.	190,170	12,536,006
Invesco, Ltd.	130,681	4,598,664
Moody’s Corp.	53,457	6,504,648
Morgan Stanley	457,491	20,385,799
Nasdaq, Inc.	36,607	2,617,034
Northern Trust Corp.	69,318	6,738,403
Raymond James Financial, Inc.	41,170	3,302,657
S&P Global, Inc.	82,805	12,088,702
State Street Corp.	113,595	10,192,879
T. Rowe Price Group, Inc. (a)	77,494	5,750,830

		194,983,728

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—2.1%
Air Products & Chemicals, Inc. (a)	69,932	$10,004,472
Albemarle Corp.	35,573	3,754,374
CF Industries Holdings, Inc. (a)	74,880	2,093,645
Dow Chemical Co. (The)	361,014	22,769,153
E.I. du Pont de Nemours & Co.	278,488	22,476,766
Eastman Chemical Co. (a)	46,839	3,934,008
Ecolab, Inc. (a)	83,846	11,130,557
FMC Corp. (a)	43,041	3,144,145
International Flavors & Fragrances, Inc. (a)	25,365	3,424,275
LyondellBasell Industries NV - Class A	106,091	8,953,020
Monsanto Co.	140,944	16,682,132
Mosaic Co. (The)	112,745	2,573,968
PPG Industries, Inc.	82,290	9,048,608
Praxair, Inc.	91,818	12,170,476
Sherwin-Williams Co. (The)	26,024	9,133,383

		141,292,982

Commercial Services & Supplies—0.3%
Cintas Corp.	27,740	3,496,350
Republic Services, Inc.	73,841	4,705,887
Stericycle, Inc. (a) (b)	27,388	2,090,252
Waste Management, Inc.	130,552	9,575,989

		19,868,478

Communications Equipment—1.0%
Cisco Systems, Inc.	1,606,003	50,267,894
F5 Networks, Inc. (b)	20,782	2,640,561
Harris Corp.	39,158	4,271,355
Juniper Networks, Inc.	122,728	3,421,657
Motorola Solutions, Inc.	52,506	4,554,370

		65,155,837

Construction & Engineering—0.1%
Fluor Corp.	44,897	2,055,385
Jacobs Engineering Group, Inc. (a)	38,680	2,103,805
Quanta Services, Inc. (b)	47,573	1,566,103

		5,725,293

Construction Materials—0.1%
Martin Marietta Materials, Inc. (a)	20,117	4,477,642
Vulcan Materials Co.	42,448	5,377,313

		9,854,955

Consumer Finance—0.7%
American Express Co.	241,146	20,314,139
Capital One Financial Corp.	155,128	12,816,676
Discover Financial Services	122,116	7,594,394
Navient Corp.	91,522	1,523,841
Synchrony Financial	247,401	7,377,498

		49,626,548

Containers & Packaging—0.3%
Avery Dennison Corp.	28,444	2,513,596
Ball Corp.	112,456	4,746,768

Containers & Packaging—(Continued)
International Paper Co.	132,621	7,507,675
Sealed Air Corp. (a)	62,894	2,815,136
WestRock Co. (a)	80,652	4,569,742

		22,152,917

Distributors—0.1%
Genuine Parts Co. (a)	47,342	4,391,444
LKQ Corp. (b)	99,020	3,262,709

		7,654,153

Diversified Consumer Services—0.0%
H&R Block, Inc.	66,541	2,056,782

Diversified Financial Services—1.6%
Berkshire Hathaway, Inc. - Class B (b)	610,110	103,334,331
Leucadia National Corp.	104,015	2,721,032

		106,055,363

Diversified Telecommunication Services—2.1%
AT&T, Inc. (a)	1,974,720	74,506,186
CenturyLink, Inc. (a)	176,276	4,209,471
Level 3 Communications, Inc. (b)	94,021	5,575,445
Verizon Communications, Inc.	1,310,281	58,517,149

		142,808,251

Electric Utilities—2.0%
Alliant Energy Corp.	73,176	2,939,480
American Electric Power Co., Inc.	157,936	10,971,814
Duke Energy Corp.	224,801	18,791,116
Edison International	104,649	8,182,505
Entergy Corp.	57,644	4,425,330
Eversource Energy (a)	101,782	6,179,185
Exelon Corp.	297,459	10,729,346
FirstEnergy Corp.	142,528	4,156,116
NextEra Energy, Inc. (a)	150,373	21,071,769
PG&E Corp.	164,006	10,885,078
Pinnacle West Capital Corp.	35,833	3,051,538
PPL Corp. (a)	219,433	8,483,280
Southern Co. (The)	319,462	15,295,841
Xcel Energy, Inc.	163,092	7,482,661

		132,645,059

Electrical Equipment—0.6%
Acuity Brands, Inc. (a)	14,165	2,879,461
AMETEK, Inc.	73,910	4,476,729
Eaton Corp. plc	143,671	11,181,914
Emerson Electric Co.	207,005	12,341,638
Rockwell Automation, Inc. (a)	41,382	6,702,229

		37,581,971

Electronic Equipment, Instruments & Components—0.4%
Amphenol Corp. - Class A (a)	98,163	7,246,393
Corning, Inc. (a)	295,575	8,882,029
FLIR Systems, Inc.	43,829	1,519,113

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—(Continued)
TE Connectivity, Ltd.	114,033	$8,972,116

		26,619,651

Energy Equipment & Services—0.9%
Baker Hughes, Inc.	136,663	7,449,500
Halliburton Co.	278,756	11,905,669
Helmerich & Payne, Inc. (a)	34,871	1,894,890
National Oilwell Varco, Inc. (a)	122,068	4,020,920
Schlumberger, Ltd.	446,296	29,384,129
TechnipFMC plc (b)	149,868	4,076,410
Transocean, Ltd. (a) (b)	125,602	1,033,704

		59,765,222

Equity Real Estate Investment Trusts—2.8%
Alexandria Real Estate Equities, Inc. (a)	29,252	3,523,989
American Tower Corp.	136,512	18,063,268
Apartment Investment & Management Co. - Class A	50,435	2,167,192
AvalonBay Communities, Inc. (a)	44,257	8,504,868
Boston Properties, Inc.	49,418	6,079,402
Crown Castle International Corp.	117,593	11,780,467
Digital Realty Trust, Inc. (a)	51,319	5,796,481
Equinix, Inc.	25,025	10,739,729
Equity Residential	117,929	7,763,266
Essex Property Trust, Inc. (a)	21,070	5,420,679
Extra Space Storage, Inc. (a)	40,442	3,154,476
Federal Realty Investment Trust (a)	23,202	2,932,501
GGP, Inc. (a)	187,104	4,408,170
HCP, Inc.	150,504	4,810,108
Host Hotels & Resorts, Inc. (a)	237,604	4,341,025
Iron Mountain, Inc. (a)	78,895	2,710,832
Kimco Realty Corp.	136,719	2,508,794
Macerich Co. (The) (a)	38,252	2,220,911
Mid-America Apartment Communities, Inc.	36,480	3,844,262
Prologis, Inc. (a)	170,335	9,988,444
Public Storage	48,022	10,014,028
Realty Income Corp. (a)	87,705	4,839,562
Regency Centers Corp.	46,980	2,942,827
Simon Property Group, Inc.	100,276	16,220,646
SL Green Realty Corp. (a)	32,708	3,460,506
UDR, Inc. (a)	85,885	3,346,939
Ventas, Inc. (a)	113,984	7,919,608
Vornado Realty Trust	55,328	5,195,299
Welltower, Inc. (a)	117,611	8,803,183
Weyerhaeuser Co.	241,313	8,083,986

		191,585,448

Food & Staples Retailing—1.8%
Costco Wholesale Corp.	140,875	22,530,139
CVS Health Corp.	327,234	26,329,247
Kroger Co. (The) (a)	293,125	6,835,675
Sysco Corp. (a)	158,151	7,959,740
Wal-Mart Stores, Inc.	474,441	35,905,695
Walgreens Boots Alliance, Inc.	274,286	21,479,337
Whole Foods Market, Inc.	102,643	4,322,297

		125,362,130

Food Products—1.3%
Archer-Daniels-Midland Co.	183,296	7,584,788
Campbell Soup Co. (a)	61,592	3,212,023
Conagra Brands, Inc.	129,836	4,642,935
General Mills, Inc.	185,052	10,251,881
Hershey Co. (The)	44,965	4,827,892
Hormel Foods Corp. (a)	86,641	2,955,324
J.M. Smucker Co. (The)	37,396	4,425,069
Kellogg Co. (a)	81,006	5,626,677
Kraft Heinz Co. (The)	191,639	16,411,964
McCormick & Co., Inc. (a)	36,368	3,546,244
Mondelez International, Inc. - Class A	487,345	21,048,430
Tyson Foods, Inc. - Class A	92,566	5,797,409

		90,330,636

Health Care Equipment & Supplies—2.8%
Abbott Laboratories	557,364	27,093,464
Align Technology, Inc. (b)	24,254	3,641,010
Baxter International, Inc. (a)	156,667	9,484,620
Becton Dickinson & Co. (a)	73,025	14,247,908
Boston Scientific Corp. (b)	439,848	12,192,587
C.R. Bard, Inc.	23,260	7,352,719
Cooper Cos., Inc. (The)	15,693	3,757,218
Danaher Corp.	196,195	16,556,896
DENTSPLY SIRONA, Inc. (a)	73,628	4,774,039
Edwards Lifesciences Corp. (a) (b)	67,388	7,967,957
Hologic, Inc. (b)	89,938	4,081,386
IDEXX Laboratories, Inc. (b)	28,305	4,568,993
Intuitive Surgical, Inc. (a) (b)	11,834	11,069,169
Medtronic plc	439,682	39,021,777
Stryker Corp.	99,643	13,828,456
Varian Medical Systems, Inc. (a) (b)	29,525	3,046,685
Zimmer Biomet Holdings, Inc.	64,633	8,298,877

		190,983,761

Health Care Providers & Services—2.8%
Aetna, Inc.	106,541	16,176,120
AmerisourceBergen Corp. (a)	53,303	5,038,733
Anthem, Inc.	85,113	16,012,309
Cardinal Health, Inc. (a)	101,460	7,905,763
Centene Corp. (b)	55,335	4,420,160
Cigna Corp.	82,231	13,764,647
DaVita, Inc. (a) (b)	50,004	3,238,259
Envision Healthcare Corp. (a) (b)	37,727	2,364,351
Express Scripts Holding Co. (a) (b)	190,639	12,170,394
HCA Healthcare, Inc. (a) (b)	91,922	8,015,598
Henry Schein, Inc. (a) (b)	25,480	4,663,350
Humana, Inc. (a)	46,354	11,153,699
Laboratory Corp. of America Holdings (b)	32,859	5,064,886
McKesson Corp.	67,741	11,146,104
Patterson Cos., Inc. (a)	26,207	1,230,419
Quest Diagnostics, Inc.	43,948	4,885,260
UnitedHealth Group, Inc.	309,526	57,392,311
Universal Health Services, Inc. - Class B	28,718	3,505,893

		188,148,256

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Technology—0.1%
Cerner Corp. (a) (b)	94,430	$6,276,762

Hotels, Restaurants & Leisure—1.7%
Carnival Corp.	134,440	8,815,231
Chipotle Mexican Grill, Inc. (b)	9,207	3,831,033
Darden Restaurants, Inc. (a)	39,937	3,611,902
Hilton Worldwide Holdings, Inc.	65,814	4,070,596
Marriott International, Inc. - Class A	99,793	10,010,236
McDonald’s Corp.	261,798	40,096,982
Royal Caribbean Cruises, Ltd.	53,883	5,885,640
Starbucks Corp.	465,125	27,121,439
Wyndham Worldwide Corp. (a)	33,518	3,365,542
Wynn Resorts, Ltd.	25,646	3,439,641
Yum! Brands, Inc.	106,258	7,837,590

		118,085,832

Household Durables—0.5%
DR Horton, Inc.	109,777	3,794,991
Garmin, Ltd. (a)	36,849	1,880,404
Leggett & Platt, Inc.	42,496	2,232,315
Lennar Corp. - Class A	65,264	3,479,876
Mohawk Industries, Inc. (b)	20,291	4,904,132
Newell Brands, Inc.	155,170	8,320,215
PulteGroup, Inc. (a)	91,205	2,237,259
Whirlpool Corp.	23,759	4,552,700

		31,401,892

Household Products—1.7%
Church & Dwight Co., Inc. (a)	80,060	4,153,513
Clorox Co. (The)	41,370	5,512,139
Colgate-Palmolive Co.	283,711	21,031,496
Kimberly-Clark Corp.	114,002	14,718,798
Procter & Gamble Co. (The)	821,498	71,593,551

		117,009,497

Independent Power and Renewable Electricity Producers—0.1%
AES Corp. (a)	212,036	2,355,720
NRG Energy, Inc. (a)	101,524	1,748,243

		4,103,963

Industrial Conglomerates—2.3%
3M Co.	191,947	39,961,446
General Electric Co.	2,797,214	75,552,750
Honeywell International, Inc.	244,861	32,637,522
Roper Technologies, Inc.	32,773	7,587,933

		155,739,651

Insurance—2.7%
Aflac, Inc.	127,466	9,901,559
Allstate Corp. (The)	117,082	10,354,732
American International Group, Inc. (a)	282,487	17,661,087
Aon plc	84,176	11,191,199
Arthur J. Gallagher & Co. (a)	57,647	3,300,291
Assurant, Inc.	17,598	1,824,737
Chubb, Ltd.	149,975	21,803,366

Insurance—(Continued)
Cincinnati Financial Corp. (a)	48,136	3,487,453
Everest Re Group, Ltd.	13,191	3,358,297
Hartford Financial Services Group, Inc. (The)	117,995	6,202,997
Lincoln National Corp.	72,037	4,868,260
Loews Corp.	88,681	4,151,158
Marsh & McLennan Cos., Inc.	165,524	12,904,251
MetLife, Inc. (c)	347,036	19,066,158
Principal Financial Group, Inc. (a)	86,094	5,516,043
Progressive Corp. (The)	186,583	8,226,444
Prudential Financial, Inc.	137,794	14,901,043
Torchmark Corp.	34,944	2,673,216
Travelers Cos., Inc. (The)	89,748	11,355,814
Unum Group	73,301	3,418,026
Willis Towers Watson plc (a)	40,818	5,937,386
XL Group, Ltd.	83,974	3,678,061

		185,781,578

Internet & Direct Marketing Retail—2.7%
Amazon.com, Inc. (b)	127,426	123,348,368
Expedia, Inc.	39,048	5,816,200
Netflix, Inc. (a) (b)	138,437	20,683,872
Priceline Group, Inc. (The) (a) (b)	15,794	29,542,993
TripAdvisor, Inc. (a) (b)	35,470	1,354,954

		180,746,387

Internet Software & Services—4.5%
Akamai Technologies, Inc. (b)	55,526	2,765,750
Alphabet, Inc. - Class A (b)	95,598	88,875,549
Alphabet, Inc. - Class C (b) (d)	95,843	87,095,409
eBay, Inc. (b)	323,308	11,289,915
Facebook, Inc. - Class A (b)	759,226	114,627,942
VeriSign, Inc. (a) (b)	28,356	2,635,974

		307,290,539

IT Services—3.8%
Accenture plc - Class A (a)	199,169	24,633,222
Alliance Data Systems Corp. (a)	17,883	4,590,387
Automatic Data Processing, Inc.	143,707	14,724,219
Cognizant Technology Solutions Corp. - Class A	189,184	12,561,818
CSRA, Inc.	46,667	1,481,677
DXC Technology Co.	90,951	6,977,761
Fidelity National Information Services, Inc.	106,182	9,067,943
Fiserv, Inc. (b)	68,215	8,345,423
Gartner, Inc. (b)	29,046	3,587,471
Global Payments, Inc.	48,977	4,423,603
International Business Machines Corp.	274,605	42,242,487
MasterCard, Inc. - Class A (a)	301,280	36,590,456
Paychex, Inc. (a)	102,696	5,847,510
PayPal Holdings, Inc. (b)	358,831	19,258,460
Total System Services, Inc.	53,199	3,098,842
Visa, Inc. - Class A (a)	593,010	55,612,478
Western Union Co. (The) (a)	151,365	2,883,503

		255,927,260

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Leisure Products—0.1%
Hasbro, Inc. (a)	36,135	$4,029,414
Mattel, Inc. (a)	110,028	2,368,903

		6,398,317

Life Sciences Tools & Services—0.7%
Agilent Technologies, Inc. (a)	103,522	6,139,890
Illumina, Inc. (a) (b)	46,895	8,137,220
Mettler-Toledo International, Inc. (a) (b)	8,294	4,881,351
PerkinElmer, Inc. (a)	35,344	2,408,340
Thermo Fisher Scientific, Inc.	125,659	21,923,726
Waters Corp. (a) (b)	25,708	4,726,159

		48,216,686

Machinery—1.5%
Caterpillar, Inc.	189,235	20,335,193
Cummins, Inc.	49,637	8,052,114
Deere & Co.	94,520	11,681,727
Dover Corp. (a)	50,000	4,011,000
Flowserve Corp. (a)	41,954	1,947,924
Fortive Corp.	96,849	6,135,384
Illinois Tool Works, Inc.	99,862	14,305,231
Ingersoll-Rand plc	82,233	7,515,274
PACCAR, Inc. (a)	112,830	7,451,293
Parker-Hannifin Corp.	42,778	6,836,780
Pentair plc	53,853	3,583,379
Snap-on, Inc. (a)	18,613	2,940,854
Stanley Black & Decker, Inc.	49,135	6,914,769
Xylem, Inc. (a)	57,724	3,199,641

		104,910,563

Media—3.0%
CBS Corp. - Class B	118,315	7,546,131
Charter Communications, Inc. - Class A (b)	69,278	23,336,294
Comcast Corp. - Class A	1,520,134	59,163,615
Discovery Communications, Inc. - Class A (a) (b)	49,390	1,275,744
Discovery Communications, Inc. - Class C (a) (b)	67,718	1,707,171
DISH Network Corp. - Class A (a) (b)	73,064	4,585,497
Interpublic Group of Cos., Inc. (The)	126,908	3,121,937
News Corp. - Class A	122,755	1,681,744
News Corp. - Class B	38,472	544,379
Omnicom Group, Inc. (a)	74,756	6,197,272
Scripps Networks Interactive, Inc. - Class A (a)	30,804	2,104,221
Time Warner, Inc.	249,100	25,012,131
Twenty-First Century Fox, Inc. - Class A	338,007	9,579,118
Twenty-First Century Fox, Inc. - Class B	156,454	4,360,373
Viacom, Inc. - Class B	113,157	3,798,680
Walt Disney Co. (The)	467,261	49,646,481

		203,660,788

Metals & Mining—0.2%
Freeport-McMoRan, Inc. (b)	427,535	5,134,695
Newmont Mining Corp.	171,272	5,547,500
Nucor Corp.	102,478	5,930,402

		16,612,597

Multi-Utilities—1.0%
Ameren Corp. (a)	77,933	4,260,597
CenterPoint Energy, Inc.	138,424	3,790,049
CMS Energy Corp. (a)	90,080	4,166,200
Consolidated Edison, Inc. (a)	98,087	7,927,391
Dominion Energy, Inc. (a)	202,028	15,481,406
DTE Energy Co.	57,619	6,095,514
NiSource, Inc.	103,889	2,634,625
Public Service Enterprise Group, Inc.	162,486	6,988,523
SCANA Corp. (a)	45,904	3,076,027
Sempra Energy (a)	80,566	9,083,817
WEC Energy Group, Inc.	101,363	6,221,661

		69,725,810

Multiline Retail—0.4%
Dollar General Corp. (a)	81,033	5,841,669
Dollar Tree, Inc. (b)	76,023	5,315,528
Kohl’s Corp. (a)	54,758	2,117,492
Macy’s, Inc. (a)	97,806	2,273,012
Nordstrom, Inc. (a)	35,734	1,709,157
Target Corp. (a)	177,207	9,266,154

		26,523,012

Oil, Gas & Consumable Fuels—5.1%
Anadarko Petroleum Corp.	179,979	8,160,248
Apache Corp. (a)	122,173	5,855,752
Cabot Oil & Gas Corp. (a)	149,524	3,750,062
Chesapeake Energy Corp. (a) (b)	245,001	1,217,655
Chevron Corp.	608,526	63,487,518
Cimarex Energy Co.	30,549	2,871,911
Concho Resources, Inc. (b)	47,589	5,783,491
ConocoPhillips	397,354	17,467,682
Devon Energy Corp.	168,853	5,398,230
EOG Resources, Inc.	185,417	16,783,947
EQT Corp. (a)	55,668	3,261,588
Exxon Mobil Corp.	1,360,998	109,873,369
Hess Corp. (a)	86,796	3,807,740
Kinder Morgan, Inc. (a)	616,666	11,815,321
Marathon Oil Corp.	273,015	3,235,228
Marathon Petroleum Corp.	166,616	8,719,015
Murphy Oil Corp. (a)	52,096	1,335,220
Newfield Exploration Co. (a) (b)	63,980	1,820,871
Noble Energy, Inc.	146,204	4,137,573
Occidental Petroleum Corp.	245,581	14,702,934
ONEOK, Inc.	122,022	6,364,667
Phillips 66	140,904	11,651,352
Pioneer Natural Resources Co.	54,634	8,718,494
Range Resources Corp.	60,439	1,400,372
Tesoro Corp.	48,542	4,543,531
Valero Energy Corp.	143,649	9,690,562
Williams Cos., Inc. (The)	265,397	8,036,221

		343,890,554

Personal Products—0.1%
Coty, Inc. - Class A (a)	151,287	2,838,144
Estee Lauder Cos., Inc. (The) - Class A	71,907	6,901,634

		9,739,778

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—5.0%
Allergan plc (a)	107,880	$26,224,549
Bristol-Myers Squibb Co.	529,151	29,484,294
Eli Lilly & Co.	311,877	25,667,477
Johnson & Johnson	865,252	114,464,187
Mallinckrodt plc (b)	31,909	1,429,842
Merck & Co., Inc.	878,527	56,304,795
Mylan NV (b)	148,054	5,747,456
Perrigo Co. plc (a)	46,051	3,477,772
Pfizer, Inc.	1,916,854	64,387,126
Zoetis, Inc.	157,642	9,833,708

		337,021,206

Professional Services—0.3%
Equifax, Inc.	38,612	5,306,061
IHS Markit, Ltd. (a) (b)	101,935	4,489,217
Nielsen Holdings plc (a)	107,878	4,170,563
Robert Half International, Inc.	40,849	1,957,893
Verisk Analytics, Inc. (a) (b)	49,389	4,166,950

		20,090,684

Real Estate Management & Development—0.1%
CBRE Group, Inc. - Class A (a) (b)	96,586	3,515,730

Road & Rail—0.9%
CSX Corp.	296,364	16,169,620
J.B. Hunt Transport Services, Inc. (a)	27,554	2,517,884
Kansas City Southern	34,074	3,565,844
Norfolk Southern Corp.	93,077	11,327,471
Union Pacific Corp.	259,347	28,245,482

		61,826,301

Semiconductors & Semiconductor Equipment—3.3%
Advanced Micro Devices, Inc. (a) (b)	248,899	3,106,259
Analog Devices, Inc.	117,883	9,171,297
Applied Materials, Inc.	345,168	14,258,890
Broadcom, Ltd.	128,917	30,044,107
Intel Corp.	1,512,517	51,032,324
KLA-Tencor Corp.	50,352	4,607,711
Lam Research Corp.	51,813	7,327,913
Microchip Technology, Inc. (a)	73,682	5,686,777
Micron Technology, Inc. (a) (b)	334,022	9,973,897
NVIDIA Corp.	191,112	27,627,151
Qorvo, Inc. (a) (b)	40,823	2,584,912
QUALCOMM, Inc.	474,548	26,204,541
Skyworks Solutions, Inc. (a)	59,269	5,686,860
Texas Instruments, Inc.	320,016	24,618,831
Xilinx, Inc. (a)	79,672	5,124,503

		227,055,973

Software—4.8%
Activision Blizzard, Inc.	222,708	12,821,300
Adobe Systems, Inc. (b)	158,896	22,474,250
ANSYS, Inc. (b)	27,461	3,341,454
Autodesk, Inc. (b)	62,294	6,280,481
CA, Inc. (a)	100,650	3,469,405

Software—(Continued)
Citrix Systems, Inc. (b)	48,548	3,863,450
Electronic Arts, Inc. (b)	99,580	10,527,598
Intuit, Inc.	78,181	10,383,219
Microsoft Corp.	2,479,807	170,933,096
Oracle Corp.	964,786	48,374,370
Red Hat, Inc. (b)	57,101	5,467,421
Salesforce.com, Inc. (a) (b)	214,771	18,599,169
Symantec Corp. (a)	195,364	5,519,033
Synopsys, Inc. (b)	48,279	3,520,987

		325,575,233

Specialty Retail—2.2%
Advance Auto Parts, Inc.	23,719	2,765,398
AutoNation, Inc. (a) (b)	21,141	891,305
AutoZone, Inc. (a) (b)	9,044	5,159,240
Bed Bath & Beyond, Inc.	46,623	1,417,339
Best Buy Co., Inc. (a)	85,219	4,885,605
CarMax, Inc. (a) (b)	59,488	3,751,313
Foot Locker, Inc. (a)	42,151	2,077,201
Gap, Inc. (The) (a)	70,702	1,554,737
Home Depot, Inc. (The)	384,009	58,906,981
L Brands, Inc. (a)	77,391	4,170,601
Lowe’s Cos., Inc.	275,606	21,367,733
O’Reilly Automotive, Inc. (a) (b)	29,231	6,393,989
Ross Stores, Inc.	125,909	7,268,727
Signet Jewelers, Ltd. (a)	21,969	1,389,319
Staples, Inc.	209,795	2,112,636
Tiffany & Co. (a)	34,432	3,232,132
TJX Cos., Inc. (The)	206,618	14,911,621
Tractor Supply Co.	41,294	2,238,548
Ulta Salon Cosmetics & Fragrance, Inc. (b)	18,730	5,381,878

		149,876,303

Technology Hardware, Storage & Peripherals—4.1%
Apple, Inc.	1,674,671	241,186,118
Hewlett Packard Enterprise Co.	534,734	8,871,237
HP, Inc. (a)	540,682	9,451,121
NetApp, Inc.	87,028	3,485,471
Seagate Technology plc (a)	95,395	3,696,556
Western Digital Corp.	93,546	8,288,176
Xerox Corp.	68,569	1,969,987

		276,948,666

Textiles, Apparel & Luxury Goods—0.7%
Coach, Inc.	90,297	4,274,660
Hanesbrands, Inc. (a)	116,964	2,708,886
Michael Kors Holdings, Ltd. (b)	50,055	1,814,494
NIKE, Inc. - Class B	425,658	25,113,822
PVH Corp.	25,055	2,868,798
Ralph Lauren Corp. (a)	17,702	1,306,408
Under Armour, Inc. - Class A (a) (b)	59,315	1,290,694
Under Armour, Inc. - Class C (a) (b)	59,209	1,193,653
VF Corp. (a)	102,900	5,927,040

		46,498,455

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Tobacco—1.8%
Altria Group, Inc.	620,439	$46,204,092
Philip Morris International, Inc.	498,865	58,591,694
Reynolds American, Inc.	265,788	17,286,852

		122,082,638

Trading Companies & Distributors—0.1%
Fastenal Co.	92,910	4,044,373
United Rentals, Inc. (b)	27,145	3,059,513
WW Grainger, Inc.	17,259	3,115,767

		10,219,653

Water Utilities—0.1%
American Water Works Co., Inc. (a)	57,234	4,461,390

Total Common Stocks (Cost $3,442,604,843)		6,671,546,028

Mutual Fund—1.2%

Investment Company Security—1.2%
SPDR S&P 500 ETF Trust (Cost $82,640,128)	340,000	82,212,000

Short-Term Investments—0.5%

Discount Notes—0.2%
Federal Home Loan Bank 0.608%, 07/07/17 (e)	1,150,000	1,149,872
0.908%, 08/02/17 (e)	2,425,000	2,422,939
0.919%, 07/21/17 (e)	2,950,000	2,948,525
0.949%, 07/28/17 (e)	4,750,000	4,746,703

		11,268,039

U.S. Treasury—0.3%
U.S. Treasury Bills
0.930%, 08/17/17 (e)	350,000	349,604
0.940%, 09/28/17 (e)	1,100,000	1,097,315
0.943%, 09/21/17 (e)	2,150,000	2,145,350
0.957%, 08/31/17 (e)	9,900,000	9,885,031
0.971%, 09/07/17 (e)	9,700,000	9,683,103

		23,160,403

Total Short-Term Investments (Cost $34,426,463)		34,428,442

Securities Lending Reinvestments (f)—8.4%

Certificates of Deposit—5.2%
ABN AMRO Bank NV Zero Coupon, 09/05/17	17,426,807	17,463,250
Banco Del Estado De Chile New York 1.429%, 10/19/17 (g)	11,000,000	11,002,618
Bank of Montreal Chicago 1.276%, 09/06/17 (g)	17,300,000	17,303,183

Certificates of Deposit—(Continued)
Bank of Tokyo-Mitsubishi, Ltd. 1.510%, 08/18/17	5,046,281	5,005,550
BNP Paribas New York 1.372%, 02/15/18 (g)	10,000,000	10,001,600
Canadian Imperial Bank 1.630%, 10/27/17 (g)	3,500,000	3,503,938
Cooperative Rabobank UA New York 1.555%, 10/13/17 (g)	8,000,000	8,009,224
1.558%, 10/13/17 (g)	7,000,000	7,009,496
Credit Industriel et Commercial 1.125%, 07/03/17	3,000,000	3,000,066
Credit Suisse AG New York 1.314%, 11/07/17 (g)	7,000,000	7,000,567
1.432%, 10/16/17 (g)	17,500,000	17,503,745
1.466%, 10/25/17 (g)	2,000,000	2,000,118
DG Bank New York 1.140%, 07/03/17	10,000,000	9,999,900
DNB NOR Bank ASA 1.412%, 07/28/17 (g)	5,900,000	5,900,737
KBC Bank NV Zero Coupon, 09/08/17	5,979,371	5,986,860
1.200%, 07/18/17	2,400,000	2,400,000
1.220%, 07/27/17	5,000,000	5,000,000
1.250%, 08/08/17	8,000,000	8,000,240
Landesbank Baden-Wuerttemberg 1.150%, 07/03/17	10,000,000	9,999,900
Mitsubishi UFJ Trust and Banking Corp. 1.367%, 10/11/17 (g)	15,000,000	15,003,360
Mizuho Bank, Ltd., New York 1.397%, 10/11/17 (g)	6,000,000	5,999,802
1.400%, 11/27/17 (g)	5,000,000	4,997,700
1.469%, 10/18/17 (g)	16,000,000	15,998,912
Natixis New York 1.287%, 11/13/17 (g)	12,000,000	11,998,680
1.506%, 08/03/17 (g)	11,200,000	11,203,382
Norinchukin Bank New York 1.297%, 11/13/17 (g)	3,500,000	3,500,273
1.377%, 10/13/17 (g)	5,000,000	5,003,438
1.584%, 08/21/17 (g)	8,000,000	8,002,952
1.687%, 07/12/17 (g)	10,000,000	10,001,210
Royal Bank of Canada New York 1.358%, 06/12/18 (g)	4,000,000	3,998,648
1.555%, 10/13/17 (g)	15,000,000	15,015,165
Sumitomo Mitsui Banking Corp. 1.480%, 08/09/17	4,743,397	4,701,081
Sumitomo Mitsui Banking Corp., New York 1.330%, 02/08/18 (g)	6,000,000	5,999,454
1.357%, 10/12/17 (g)	7,000,000	7,001,967
1.551%, 08/01/17 (g)	2,000,000	2,000,778
Sumitomo Mitsui Trust Bank, Ltd., New York 1.342%, 11/16/17 (g)	5,000,000	4,999,685
1.377%, 10/11/17 (g)	12,000,000	12,008,453
1.466%, 10/26/17 (g)	5,000,000	5,001,280
1.552%, 08/16/17 (g)	5,000,000	5,001,505

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Toronto Dominion Bank New York 1.467%, 03/13/18 (g)	11,500,000	$11,508,544
1.475%, 01/10/18 (g)	11,500,000	11,519,119
UBS, Stamford 1.722%, 07/31/17 (g)	8,608,789	8,604,912
Wells Fargo Bank San Francisco N.A. 1.547%, 10/26/17 (g)	6,200,000	6,205,543

		351,366,835

Commercial Paper—1.3%
Atlantic Asset Securitization LLC 1.170%, 07/12/17	14,955,638	14,994,570
Barton Capital S.A. 1.210%, 07/10/17	2,990,522	2,999,022
Commonwealth Bank Australia 1.522%, 10/23/17 (g)	7,000,000	7,007,380
Erste Abwicklungsanstalt 1.379%, 07/18/17 (g)	15,500,000	15,500,899
ING Funding LLC 1.234%, 12/07/17 (g)	2,500,000	2,500,863
1.277%, 11/13/17 (g)	5,000,000	4,999,635
LMA S.A. & LMA Americas 1.150%, 07/07/17	1,499,665	1,499,808
1.180%, 07/11/17	7,477,875	7,497,510
Manhattan Asset Funding Co. 1.434%, 09/07/17 (g)	4,000,000	4,000,240
Ridgefield Funding Co. LLC 1.180%, 08/04/17	9,971,156	9,987,890
Sheffield Receivables Co. 1.230%, 07/07/17	18,940,926	18,995,554

		89,983,371

Repurchase Agreements—1.6%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $99,983 on 07/03/17, collateralized by $104,072 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $101,974.	99,974	99,974
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.710% to be repurchased at $1,011,875 on 10/02/17, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	1,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/17 at 1.100% to be repurchased at $8,000,733 on 07/03/17, collateralized by $7,969,254 U.S. Treasury and Foreign Obligations with rates ranging from 1.375% - 4.500%, maturity dates ranging from 04/10/18 - 02/15/36, with a value of $8,160,001.	8,000,000	8,000,000

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $12,001,200 on 07/03/17, collateralized by $12,200,800 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $12,240,037.	12,000,000	12,000,000
Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $29,022,475 on 07/03/17, collateralized by $6,303 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $32,242,882.	29,000,000	29,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $7,033,915 on 09/29/17, collateralized by various Common Stock with a value of $7,700,002.	7,000,000	7,000,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/08/17 at 1.150% to be repurchased at $10,009,264 on 07/07/17, collateralized by $9,016,826 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 07/20/17 - 05/15/46, with a value of $10,206,659.	10,000,000	10,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $11,279,792 on 10/02/17, collateralized by various Common Stock with a value of $12,210,000.	11,100,000	11,100,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $8,061,180 on 10/02/17, collateralized by various Common Stock with a value of $8,800,001.	8,000,000	8,000,000
Natixis New York Repurchase Agreement dated 06/30/17 at 1.340% to be repurchased at $14,001,563 on 07/03/17, collateralized by $27,916,865 U.S. Government Agency and Treasury Obligations with rates ranging from 0.125% - 8.125%, maturity dates ranging from 04/15/18 - 08/16/58, with a value of $14,281,663.	14,000,000	14,000,000
Royal Bank of Scotland Securities, Inc. Repurchase Agreement dated 06/30/17 at 1.060% to be repurchased at $10,002,061 on 07/07/17, collateralized by $10,211,044 U.S. Treasury Obligations with rates ranging from 1.118% - 2.000%, maturity dates ranging from 07/31/17 - 02/15/25, with a value of $10,200,282.	10,000,000	10,000,000

		110,199,974

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—0.3%
ABN AMRO Bank NV 1.180%, 07/07/17	3,500,000	$3,500,000
Shinkin Central Bank 1.330%, 07/25/17	2,500,000	2,500,000
1.330%, 07/26/17	10,500,000	10,500,000

		16,500,000

Total Securities Lending Reinvestments (Cost $567,928,702)		568,050,180

Total Investments—108.3% (Cost $4,127,600,136) (h)		7,356,236,650
Other assets and liabilities (net)—(8.3)%		(564,508,817)

Net Assets—100.0%		$6,791,727,833

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $556,491,694 and the collateral received consisted of cash in the amount of $567,840,400. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2017, the market value of securities pledged was $18,224,580.
(e)	The rate shown represents current yield to maturity.
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(g)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(h)	As of June 30, 2017, the aggregate cost of investments was $4,127,600,136. The aggregate unrealized appreciation and depreciation of investments were $3,321,196,424 and $(92,559,910), respectively, resulting in net unrealized appreciation of $3,228,636,514.
(ETF)—	Exchange-Traded Fund

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
S&P 500 Index E-Mini Futures	09/15/17	300	USD	36,527,682	$(214,182)

(USD)—	United States Dollar

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$6,671,546,028	$—	$—	$6,671,546,028
Total Mutual Fund*	82,212,000	—	—	82,212,000
Total Short-Term Investments*	—	34,428,442	—	34,428,442
Total Securities Lending Reinvestments*	—	568,050,180	—	568,050,180
Total Investments	$6,753,758,028	$602,478,622	$—	$7,356,236,650

Collateral for Securities Loaned (Liability)	$—	$(567,840,400)	$—	$(567,840,400)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(214,182)	$—	$—	$(214,182)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$7,337,170,492
Affiliated investments at value (c)	19,066,158
Cash	56,945
Receivable for:
Investments sold	6,299,836
Fund shares sold	743,464
Dividends	6,667,638
Variation margin on futures contracts	13,500

Total Assets	7,370,018,033
Liabilities
Collateral for securities loaned	567,840,400
Payables for:
Investments purchased	2,829,774
Fund shares redeemed	4,888,176
Accrued Expenses:
Management fees	1,335,126
Distribution and service fees	452,750
Deferred trustees’ fees	122,451
Other expenses	821,523

Total Liabilities	578,290,200

Net Assets	$6,791,727,833

Net Assets Consist of:
Paid in surplus	$3,404,811,180
Undistributed net investment income	61,159,541
Accumulated net realized gain	97,334,780
Unrealized appreciation on investments, affiliated investments and futures contracts	3,228,422,332

Net Assets	$6,791,727,833

Net Assets
Class A	$4,512,460,634
Class B	2,053,754,720
Class D	60,218,333
Class E	147,721,316
Class G	17,572,830
Capital Shares Outstanding*
Class A	94,044,744
Class B	44,417,505
Class D	1,257,979
Class E	3,098,652
Class G	380,638
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$47.98
Class B	46.24
Class D	47.87
Class E	47.67
Class G	46.17

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $4,113,911,896.
(b)	Includes securities loaned at value of $556,491,694.
(c)	Identified cost of affiliated investments was $13,688,240.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends	$68,379,114
Dividends from affiliated investments	290,339
Interest	96,676
Securities lending income	1,342,425

Total investment income	70,108,554
Expenses
Management fees	8,390,737
Administration fees	106,252
Custodian and accounting fees	144,884
Distribution and service fees—Class B	2,541,182
Distribution and service fees—Class D	31,267
Distribution and service fees—Class E	109,442
Distribution and service fees—Class G	24,537
Audit and tax services	20,657
Legal	18,678
Trustees’ fees and expenses	26,317
Shareholder reporting	244,403
Insurance	21,728
Miscellaneous	178,343

Total expenses	11,858,427
Less management fee waiver	(416,663)

Net expenses	11,441,764

Net Investment Income	58,666,790

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	209,389,793
Affiliated investments	(229,842)
Futures contracts	2,789,037

Net realized gain	211,948,988

Net change in unrealized appreciation on:
Investments	319,477,095
Affiliated investments	571,564
Futures contracts	59,985

Net change in unrealized appreciation	320,108,644

Net realized and unrealized gain	532,057,632

Net Increase in Net Assets From Operations	$590,724,422

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$58,666,790	$121,940,581
Net realized gain	211,948,988	204,028,334
Net change in unrealized appreciation	320,108,644	372,226,276

Increase in net assets from operations	590,724,422	698,195,191

From Distributions to Shareholders
Net investment income
Class A	(80,429,505)	(82,857,392)
Class B	(32,596,779)	(34,449,077)
Class D	(1,016,112)	(1,352,543)
Class E	(2,425,322)	(2,620,458)
Class G	(270,023)	(221,158)
Net realized capital gains
Class A	(126,414,984)	(181,662,999)
Class B	(59,739,457)	(86,318,673)
Class D	(1,693,922)	(3,124,405)
Class E	(4,167,036)	(6,212,616)
Class G	(511,585)	(570,749)

Total distributions	(309,264,725)	(399,390,070)

Increase (decrease) in net assets from capital share transactions	(47,864,599)	22,715,272

Total increase in net assets	233,595,098	321,520,393

Net Assets
Beginning of period	6,558,132,735	6,236,612,342

End of period	$6,791,727,833	$6,558,132,735

Undistributed net investment income
End of period	$61,159,541	$119,230,492

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Statements of Changes in Net Assets

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	982,400	$47,306,740	4,983,063	$217,058,335
Reinvestments	4,295,836	206,844,489	6,272,715	264,520,391
Redemptions	(5,683,320)	(275,943,115)	(10,092,498)	(444,409,066)

Net increase (decrease)	(405,084)	$(21,791,886)	1,163,280	$37,169,660

Class B
Sales	943,424	$43,690,709	3,242,120	$138,068,372
Reinvestments	1,990,005	92,336,236	2,967,267	120,767,750
Redemptions	(3,325,214)	(155,524,014)	(5,867,660)	(249,825,548)

Net increase (decrease)	(391,785)	$(19,497,069)	341,727	$9,010,574

Class D
Sales	165,283	$7,981,264	384,822	$16,959,636
Reinvestments	56,424	2,710,034	106,417	4,476,948
Redemptions	(364,483)	(17,627,839)	(1,004,553)	(43,730,065)

Net decrease	(142,776)	$(6,936,541)	(513,314)	$(22,293,481)

Class E
Sales	36,409	$1,762,917	67,984	$2,927,160
Reinvestments	137,800	6,592,358	210,763	8,833,074
Redemptions	(229,202)	(11,014,838)	(405,732)	(17,710,668)

Net decrease	(54,993)	$(2,659,563)	(126,985)	$(5,950,434)

Class G
Sales	74,081	$3,419,459	136,685	$5,693,057
Reinvestments	16,871	781,608	19,486	791,907
Redemptions	(25,259)	(1,180,607)	(40,319)	(1,706,011)

Net increase	65,693	$3,020,460	115,852	$4,778,953

Increase (decrease) derived from capital shares transactions		$(47,864,599)		$22,715,272

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$46.03		$44.04	$46.21	$42.58	$33.42	$29.60

Income (Loss) from Investment Operations
Net investment income (a)	0.44		0.89	0.85	0.79	0.71	0.67
Net realized and unrealized gain (loss) on investments	3.80		3.98	(0.26)	4.66	9.72	3.95

Total from investment operations	4.24		4.87	0.59	5.45	10.43	4.62

Less Distributions
Distributions from net investment income	(0.89)		(0.90)	(0.81)	(0.74)	(0.70)	(0.57)
Distributions from net realized capital gains	(1.40)		(1.98)	(1.95)	(1.08)	(0.57)	(0.23)

Total distributions	(2.29)		(2.88)	(2.76)	(1.82)	(1.27)	(0.80)

Net Asset Value, End of Period	$47.98		$46.03	$44.04	$46.21	$42.58	$33.42

Total Return (%) (b)	9.20	(c)	11.67	1.17	13.36	32.02	15.76

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.27	(d)	0.27	0.27	0.27	0.27	0.28
Net ratio of expenses to average net assets (%) (e)	0.26	(d)	0.26	0.26	0.26	0.26	0.27
Ratio of net investment income to average net assets (%)	1.83	(d)	2.02	1.88	1.81	1.87	2.08
Portfolio turnover rate (%)	6	(c)	8	9	12	12	12
Net assets, end of period (in millions)	$4,512.5		$4,347.5	$4,108.5	$4,295.4	$4,059.9	$3,303.3

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$44.37		$42.55	$44.73	$41.27	$32.43	$28.76

Income (Loss) from Investment Operations
Net investment income (a)	0.37		0.75	0.71	0.66	0.60	0.57
Net realized and unrealized gain (loss) on investments	3.67		3.84	(0.25)	4.52	9.43	3.83

Total from investment operations	4.04		4.59	0.46	5.18	10.03	4.40

Less Distributions
Distributions from net investment income	(0.77)		(0.79)	(0.69)	(0.64)	(0.62)	(0.50)
Distributions from net realized capital gains	(1.40)		(1.98)	(1.95)	(1.08)	(0.57)	(0.23)

Total distributions	(2.17)		(2.77)	(2.64)	(1.72)	(1.19)	(0.73)

Net Asset Value, End of Period	$46.24		$44.37	$42.55	$44.73	$41.27	$32.43

Total Return (%) (b)	9.08	(c)	11.38	0.91	13.10	31.70	15.43

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.52	(d)	0.52	0.52	0.52	0.52	0.53
Net ratio of expenses to average net assets (%) (e)	0.51	(d)	0.51	0.51	0.51	0.51	0.52
Ratio of net investment income to average net assets (%)	1.58	(d)	1.77	1.63	1.56	1.62	1.83
Portfolio turnover rate (%)	6	(c)	8	9	12	12	12
Net assets, end of period (in millions)	$2,053.8		$1,988.2	$1,892.0	$2,025.6	$1,928.0	$1,615.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class D
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$45.90		$43.93	$46.10	$42.46	$33.32	$29.52

Income (Loss) from Investment Operations
Net investment income (a)	0.41		0.84	0.80	0.73	0.66	0.63
Net realized and unrealized gain (loss) on investments	3.80		3.97	(0.26)	4.67	9.71	3.94

Total from investment operations	4.21		4.81	0.54	5.40	10.37	4.57

Less Distributions
Distributions from net investment income	(0.84)		(0.86)	(0.76)	(0.68)	(0.66)	(0.54)
Distributions from net realized capital gains	(1.40)		(1.98)	(1.95)	(1.08)	(0.57)	(0.23)

Total distributions	(2.24)		(2.84)	(2.71)	(1.76)	(1.23)	(0.77)

Net Asset Value, End of Period	$47.87		$45.90	$43.93	$46.10	$42.46	$33.32

Total Return (%) (b)	9.16	(c)	11.54	1.07	13.26	31.91	15.62

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.37	(d)	0.37	0.37	0.37	0.37	0.38
Net ratio of expenses to average net assets (%) (e)	0.36	(d)	0.36	0.36	0.36	0.36	0.37
Ratio of net investment income to average net assets (%)	1.73	(d)	1.92	1.76	1.70	1.77	1.97
Portfolio turnover rate (%)	6	(c)	8	9	12	12	12
Net assets, end of period (in millions)	$60.2		$64.3	$84.1	$143.5	$237.5	$297.3

	Class E
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$45.71		$43.75	$45.92	$42.32	$33.22	$29.44

Income (Loss) from Investment Operations
Net investment income (a)	0.40		0.81	0.78	0.72	0.65	0.62
Net realized and unrealized gain (loss) on investments	3.78		3.97	(0.26)	4.64	9.67	3.92

Total from investment operations	4.18		4.78	0.52	5.36	10.32	4.54

Less Distributions
Distributions from net investment income	(0.82)		(0.84)	(0.74)	(0.68)	(0.65)	(0.53)
Distributions from net realized capital gains	(1.40)		(1.98)	(1.95)	(1.08)	(0.57)	(0.23)

Total distributions	(2.22)		(2.82)	(2.69)	(1.76)	(1.22)	(0.76)

Net Asset Value, End of Period	$47.67		$45.71	$43.75	$45.92	$42.32	$33.22

Total Return (%) (b)	9.12	(c)	11.50	1.02	13.20	31.83	15.54

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.42	(d)	0.42	0.42	0.42	0.42	0.43
Net ratio of expenses to average net assets (%) (e)	0.41	(d)	0.41	0.41	0.41	0.41	0.42
Ratio of net investment income to average net assets (%)	1.68	(d)	1.87	1.73	1.66	1.72	1.92
Portfolio turnover rate (%)	6	(c)	8	9	12	12	12
Net assets, end of period (in millions)	$147.7		$144.2	$143.5	$161.4	$164.9	$147.9

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class G
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014(f)
Net Asset Value, Beginning of Period	$44.29		$42.48	$44.64	$44.10

Income (Loss) from Investment Operations
Net investment income (a)	0.36		0.73	0.70	0.09
Net realized and unrealized gain (loss) on investments	3.66		3.83	(0.24)	0.45

Total from investment operations	4.02		4.56	0.46	0.54

Less Distributions
Distributions from net investment income	(0.74)		(0.77)	(0.67)	0.00
Distributions from net realized capital gains	(1.40)		(1.98)	(1.95)	0.00

Total distributions	(2.14)		(2.75)	(2.62)	0.00

Net Asset Value, End of Period	$46.17		$44.29	$42.48	$44.64

Total Return (%) (b)	9.06	(c)	11.32	0.91	1.22	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	(d)	0.57	0.57	0.58	(d)
Net ratio of expenses to average net assets (%) (e)	0.56	(d)	0.56	0.56	0.57	(d)
Ratio of net investment income to average net assets (%)	1.54	(d)	1.72	1.64	1.54	(d)
Portfolio turnover rate (%)	6	(c)	8	9	12
Net assets, end of period (in millions)	$17.6		$14.0	$8.5	$0.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Commencement of operations was November 12, 2014.

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Stock Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered and offers five classes of shares: Class A, B, D, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the

BHFTII-20

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances and real estate investment trust (“REIT”) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-21

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $110,199,974. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2017, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been

BHFTII-22

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2017 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$214,182

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2017:

Statement of Operations Location-Net Realized Gain (Loss)	Equity
Futures contracts	$2,789,037

Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$59,985

For the six months ended June 30, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$15,000

‡	Averages are based on activity levels during the period.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

BHFTII-23

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$400,632,779	$0	$681,526,505

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2017 were $8,390,737.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIA an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.020%	On the first $500 million
0.015%	Of the next $500 million
0.010%	Of the next $1 billion
0.005%	On amounts over $2 billion

Fees earned by MIA with respect to the Portfolio for the six months ended June 30, 2017 were $254,596.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B, D, E, and G Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described

BHFTII-24

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, E, and G Shares. Under the Distribution and Service Plan, the Class B, D, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.10% per year for Class D Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of Affiliated issuers during the six months ended June 30, 2017 is as follows:

Security Description	Number of shares held at December 31, 2016	Shares purchased	Shares sold	Number of shares held at June 30, 2017	Realized Loss on shares sold	Income earned from affiliates during the period	Ending Value as of June 30, 2017
MetLife, Inc.	369,258	0	(22,222)	347,036	$(229,842)	$290,339	$19,066,158

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$130,333,642	$114,006,177	$269,056,428	$268,543,180	$399,390,070	$382,549,357

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$128,199,537	$183,362,044	$2,794,008,702	$—	$3,105,570,283

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

BHFTII-25

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

10. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

11. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTII-26

Brighthouse Funds Trust II

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
129,660,319	5,516,073	9,466,213

To Approve Subadvisory Agreement between the Manager and MetLife Investment Advisors, LLC

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
129,410,075	5,648,765	9,583,767

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	133,340,356	11,302,250
Robert Boulware	133,422,548	11,220,058
Susan C. Gause	133,526,056	11,116,550
Nancy Hawthorne	133,458,975	11,183,631
Barbara A. Nugent	133,449,490	11,193,115
John Rosenthal	133,444,869	11,197,737
Linda B. Strumpf	133,398,240	11,244,365
Dawn M. Vroegop	133,172,138	11,470,468

BHFTII-27

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Managed By MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A, B, E and G shares of the MetLife MSCI EAFE Index Portfolio returned 14.26%, 14.20%, 14.26%, and 14.16%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index1, returned 13.81%.

MARKET ENVIRONMENT / CONDITIONS

During the first six months of 2017, equity markets continued to make new all-time highs, rallying on the strength of the global economy, strong corporate earnings, and optimism about potential changes to financial regulation and tax reform. The equity markets also reacted positively to U.S. lawmakers reaching an agreement on a spending bill, the outcome of the French Presidential elections, and better than expected macroeconomic data, including U.S. manufacturing, U.S. nonfarm payrolls, and U.S. consumer sentiment. Equity markets remained resilient despite the United Kingdom (“U.K.”) Conservative Party’s failure to win a majority in the U.K. snap election on June 8th and increased political risks in the U.S. after President Trump fired FBI Director Comey. Other factors that weighed on the equity markets included geopolitical tensions in Syria and North Korea, two rate hikes by the Federal Reserve (the “Fed”), and the Federal Open Market Committee (the “FOMC”) minutes showing members discussed the potential shrinking of the Fed balance sheet by as early as December.

During the first six months, the FOMC met four times and raised the target range for the Federal Funds Rate twice to 1.00% to 1.25%. The FOMC stated that the labor market had continued to strengthen and that economic activity had been rising moderately so far this year. The FOMC also stated that job gains had moderated but had been solid since the beginning of the year.

The U.S. dollar weakened during the six-month period, which positively impacted the U.S. investors’ MSCI EAFE Index return versus the local currency return by approximately 6.26%.

All twenty-one countries comprising the MSCI EAFE Index experienced positive returns for the first six months of 2017. Austria (0.2% beginning weight in the benchmark), up 33.2%, was the best performing country. Spain (3.1% beginning weight), up 24.1%, and Finland (1.0% beginning weight), up 23.2%, were the next best-performing countries. Norway (0.7% beginning weight), up 6.3%, and Ireland (0.5% beginning weight), up 7.9% were the worst-relative performing countries.

The stocks in the MSCI EAFE Index with the largest positive impact on the benchmark return for the first half of the year were Nestle, up 24.9%; Novartis, up 18.4%; and HSBC, up 18.2%. The stocks with the largest negative impact were BT Group, down 15.5%; Toyota, down 9.5%; and BP, down 5.4%

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the MSCI EAFE Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across countries. The Portfolio is periodically rebalanced for compositional changes in the MSCI EAFE Index. Factors that impact tracking error include sampling, fair value pricing, transaction costs, cash drag, securities lending, NAV rounding, contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
MetLife MSCI EAFE Index Portfolio
Class A	14.26	19.24	8.38	0.95	—
Class B	14.20	18.97	8.13	0.71	—
Class E	14.26	19.16	8.22	0.81	—
Class G	14.16	18.96	8.07	—	8.94
MSCI EAFE Index	13.81	20.27	8.69	1.03	—

1 The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 11/9/98, 1/2/01, 5/1/01 and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
Nestle S.A.	1.9
Novartis AG	1.3
HSBC Holdings plc	1.3
Roche Holding AG	1.3
Toyota Motor Corp.	1.0
British American Tobacco plc	0.9
Royal Dutch Shell plc- A Shares	0.8
Total S.A.	0.8
BP plc	0.8
Sanofi	0.8

Top Countries

% of Net Assets
Japan	22.9
United Kingdom	15.4
France	10.0
Germany	9.3
Switzerland	8.9
Australia	6.9
Netherlands	4.2
Spain	3.3
Hong Kong	3.2
United States	2.9

BHFTII-2

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife MSCI EAFE Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.37%	$1,000.00	$1,142.60	$1.97
	Hypothetical*	0.37%	$1,000.00	$1,022.96	$1.86

Class B(a)	Actual	0.62%	$1,000.00	$1,142.00	$3.29
	Hypothetical*	0.62%	$1,000.00	$1,021.72	$3.11

Class E(a)	Actual	0.52%	$1,000.00	$1,142.60	$2.76
	Hypothetical*	0.52%	$1,000.00	$1,022.22	$2.61

Class G(a)	Actual	0.67%	$1,000.00	$1,141.60	$3.56
	Hypothetical*	0.67%	$1,000.00	$1,021.47	$3.36

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—97.1% of Net Assets

Security Description	Shares	Value

Australia—6.9%
AGL Energy, Ltd.	54,235	$1,061,645
Alumina, Ltd.	191,453	281,556
Amcor, Ltd.	95,202	1,183,769
AMP, Ltd.	234,994	934,586
APA Group	98,264	690,652
Aristocrat Leisure, Ltd.	41,217	712,697
ASX, Ltd.	16,055	660,220
Aurizon Holdings, Ltd.	157,842	648,277
AusNet Services	138,423	184,210
Australia & New Zealand Banking Group, Ltd.	230,017	5,059,756
Bank of Queensland, Ltd.	24,917	218,573
Bendigo & Adelaide Bank, Ltd.	35,779	304,720
BGP Holdings plc (a) (d)	713,624	0
BHP Billiton plc	163,047	2,491,253
BHP Billiton, Ltd.	249,365	4,439,021
BlueScope Steel, Ltd.	45,759	463,022
Boral, Ltd.	114,731	611,660
Brambles, Ltd.	129,540	966,833
Caltex Australia, Ltd.	18,604	450,574
Challenger, Ltd.	44,035	450,604
CIMIC Group, Ltd.	8,428	250,844
Coca-Cola Amatil, Ltd.	42,510	300,691
Cochlear, Ltd.	4,099	489,136
Commonwealth Bank of Australia	135,329	8,596,362
Computershare, Ltd.	41,806	452,829
Crown Resorts, Ltd.	29,464	277,539
CSL, Ltd.	35,775	3,793,673
Dexus Property Group (REIT)	77,269	561,420
Domino’s Pizza Enterprises, Ltd.	4,938	197,271
Fortescue Metals Group, Ltd.	125,869	503,122
Goodman Group (REIT)	139,425	840,889
GPT Group (The) (REIT)	140,241	514,809
Healthscope, Ltd.	134,432	228,189
Incitec Pivot, Ltd.	152,808	400,901
Insurance Australia Group, Ltd.	184,566	958,854
Lend Lease Group (REIT)	51,045	651,941
Macquarie Group, Ltd.	25,451	1,727,812
Medibank Private, Ltd.	199,900	429,067
Mirvac Group (REIT)	298,553	488,878
National Australia Bank, Ltd.	207,219	4,703,454
Newcrest Mining, Ltd.	60,310	934,406
Oil Search, Ltd.	104,563	547,099
Orica, Ltd.	26,176	414,710
Origin Energy, Ltd. (b)	140,897	740,300
QBE Insurance Group, Ltd.	110,125	997,664
Ramsay Health Care, Ltd.	10,616	599,869
REA Group, Ltd.	4,158	212,081
Santos, Ltd. (b)	164,725	382,356
Scentre Group (REIT)	417,733	1,296,444
Seek, Ltd.	22,233	288,278
Sonic Healthcare, Ltd.	32,696	607,443
South32, Ltd.	422,905	867,737
Stockland (REIT)	205,214	689,032
Suncorp Group, Ltd.	108,776	1,235,079
Sydney Airport	80,467	437,438
Tabcorp Holdings, Ltd.	54,472	182,596
Tatts Group, Ltd.	123,533	396,646

Australia—(Continued)
Telstra Corp., Ltd.	335,688	1,109,316
Transurban Group	159,204	1,446,100
Treasury Wine Estates, Ltd.	53,467	539,266
Vicinity Centres (REIT)	252,185	496,895
Wesfarmers, Ltd.	90,211	2,778,462
Westfield Corp. (REIT)	163,017	1,003,420
Westpac Banking Corp.	260,701	6,072,382
Woodside Petroleum, Ltd.	60,391	1,381,602
Woolworths, Ltd.	104,896	2,056,999

		75,894,929

Austria—0.2%
Andritz AG	5,828	351,005
Erste Group Bank AG (b)	23,576	903,066
OMV AG	12,416	644,558
Raiffeisen Bank International AG (b)	9,390	237,311
Voestalpine AG (c)	9,525	443,837

		2,579,777

Belgium—1.1%
Ageas	15,573	626,555
Anheuser-Busch InBev S.A.	59,757	6,603,157
Colruyt S.A.	5,430	285,721
Groupe Bruxelles Lambert S.A.	5,864	564,387
KBC Groep NV	19,558	1,482,591
Proximus	11,920	416,415
Solvay S.A.	5,735	768,951
Telenet Group Holding NV (b)	4,184	263,244
UCB S.A.	9,619	660,999
Umicore S.A.	8,519	592,702

		12,264,722

Chile—0.0%
Antofagasta plc	26,957	280,723

China—0.1%
BOC Hong Kong Holdings, Ltd.	290,465	1,392,595
Yangzijiang Shipbuilding Holdings, Ltd.	184,300	159,307

		1,551,902

Denmark—1.8%
AP Moller - Maersk A/S - Class A	274	522,968
AP Moller - Maersk A/S - Class B	566	1,142,209
Carlsberg A/S - Class B	7,850	839,255
Chr Hansen Holding A/S	7,473	542,711
Coloplast A/S - Class B	9,594	802,572
Danske Bank A/S	57,815	2,228,863
DONG Energy A/S	11,778	532,527
DSV A/S	16,462	1,013,203
Genmab A/S (b)	4,236	905,698
H Lundbeck A/S	5,421	304,891
ISS A/S	13,228	520,086
Novo Nordisk A/S - Class B	141,939	6,080,586
Novozymes A/S - B Shares	17,609	770,151
Pandora A/S	9,197	861,148

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Denmark—(Continued)
TDC A/S	59,338	$345,249
Tryg A/S	8,735	190,948
Vestas Wind Systems A/S	17,209	1,592,403
William Demant Holding A/S (b)	9,405	243,890

		19,439,358

Finland—1.0%
Elisa Oyj	13,058	505,470
Fortum Oyj	39,670	623,003
Kone Oyj - Class B	26,344	1,341,557
Metso Oyj	7,511	260,416
Neste Oyj	9,073	357,409
Nokia Oyj	457,328	2,806,752
Nokian Renkaat Oyj	10,639	440,226
Orion Oyj - Class B	8,084	515,473
Sampo Oyj - A Shares	35,348	1,814,594
Stora Enso Oyj - R Shares	40,497	522,918
UPM-Kymmene Oyj	42,203	1,201,943
Wartsila Oyj Abp	10,464	617,670

		11,007,431

France—10.0%
Accor S.A.	13,973	657,530
Aeroports de Paris	2,209	356,331
Air Liquide S.A.	30,451	3,778,926
Airbus SE	46,190	3,800,569
Alstom S.A. (b)	13,067	456,640
Arkema S.A.	5,073	540,954
Atos SE	7,084	992,575
AXA S.A.	150,280	4,135,797
BNP Paribas S.A.	87,449	6,351,422
Bollore S.A.	61,600	280,130
Bouygues S.A.	14,921	629,009
Bureau Veritas S.A.	19,643	434,513
Capgemini SE	12,357	1,282,180
Carrefour S.A. (c)	46,421	1,176,657
Casino Guichard Perrachon S.A.	4,364	258,219
Christian Dior SE	4,040	1,153,568
Cie de St-Gobain	40,023	2,138,034
Cie Generale des Etablissements Michelin	13,198	1,752,198
CNP Assurances	10,520	235,930
Credit Agricole S.A.	90,038	1,461,901
Danone S.A.	47,151	3,539,347
Dassault Aviation S.A.	183	255,415
Dassault Systemes SE	10,162	909,435
Edenred	20,034	522,201
Eiffage S.A.	5,760	523,134
Electricite de France S.A.	42,972	468,645
Engie S.A.	133,584	2,025,208
Essilor International S.A.	16,817	2,147,211
Eurazeo S.A.	2,602	195,014
Eutelsat Communications S.A.	14,990	382,672
Fonciere Des Regions (REIT)	3,163	293,944
Gecina S.A. (REIT)	3,255	509,985
Groupe Eurotunnel SE	32,808	349,605
Hermes International	1,649	814,302

France—(Continued)
ICADE (REIT)	3,450	290,219
Iliad S.A.	2,335	551,689
Imerys S.A.	2,253	195,868
Ingenico Group S.A.	4,093	370,857
Ipsen S.A.	2,947	403,005
JCDecaux S.A.	4,706	154,350
Kering	5,893	2,014,877
Klepierre (REIT)	16,658	681,902
L’Oreal S.A.	19,520	4,062,623
Lagardere SCA	8,303	262,215
Legrand S.A.	20,811	1,455,564
LVMH Moet Hennessy Louis Vuitton SE	21,649	5,423,303
Natixis S.A.	80,165	542,860
Orange S.A.	155,574	2,474,743
Pernod-Ricard S.A.	17,290	2,314,606
Peugeot S.A.	40,345	804,243
Publicis Groupe S.A.	15,420	1,153,626
Remy Cointreau S.A.	1,860	217,041
Renault S.A.	15,031	1,361,610
Rexel S.A.	20,752	339,645
Safran S.A.	24,884	2,279,311
Sanofi	90,750	8,709,954
Schneider Electric SE (b)	43,900	3,374,335
SCOR SE	11,686	462,918
SEB S.A.	1,809	324,557
SFR Group S.A. (b)	1	34
Societe BIC S.A.	2,149	254,694
Societe Generale S.A.	60,631	3,291,934
Sodexo S.A.	7,921	1,022,694
Suez	28,840	533,738
Thales S.A.	7,807	839,936
Total S.A.	182,655	9,037,243
Unibail-Rodamco SE (REIT)	7,985	2,010,625
Valeo S.A.	18,217	1,233,988
Veolia Environnement S.A.	38,440	815,145
Vinci S.A.	38,848	3,313,756
Vivendi S.A.	82,472	1,833,337
Wendel S.A.	2,267	335,447
Zodiac Aerospace	14,929	405,393

		109,963,086

Germany—8.8%
adidas AG	14,905	2,853,287
Allianz SE	35,791	7,043,412
Axel Springer SE	3,006	180,329
BASF SE	72,075	6,690,279
Bayer AG	64,892	8,384,230
Bayerische Motoren Werke AG	26,677	2,479,529
Beiersdorf AG	8,429	886,498
Brenntag AG	12,657	731,830
Commerzbank AG (b)	87,047	1,041,054
Continental AG	8,799	1,896,234
Covestro AG	7,151	515,655
Daimler AG	75,187	5,446,693
Deutsche Bank AG	163,591	2,901,028
Deutsche Boerse AG	15,450	1,631,569

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
Deutsche Lufthansa AG	17,782	$405,482
Deutsche Post AG	76,616	2,870,909
Deutsche Telekom AG	254,158	4,561,255
Deutsche Wohnen AG	28,299	1,081,728
E.ON SE	172,724	1,627,792
Evonik Industries AG	13,109	418,447
Fraport AG Frankfurt Airport Services Worldwide	3,260	287,976
Fresenius Medical Care AG & Co. KGaA	17,215	1,653,835
Fresenius SE & Co. KGaA	32,401	2,782,205
GEA Group AG	14,300	585,988
Hannover Rueck SE	5,368	644,201
HeidelbergCement AG	11,924	1,152,207
Henkel AG & Co. KGaA	7,933	958,184
HOCHTIEF AG	1,646	301,375
Hugo Boss AG	4,934	345,829
Infineon Technologies AG	90,469	1,914,494
Innogy SE	11,200	440,182
K&S AG (c)	14,121	361,403
LANXESS AG	7,402	559,789
Linde AG	15,006	2,846,340
MAN SE	3,022	323,497
Merck KGaA	10,657	1,288,315
Metro AG	15,747	531,060
Muenchener Rueckversicherungs-Gesellschaft AG	12,315	2,481,101
OSRAM Licht AG	6,124	488,512
ProSiebenSat.1 Media SE	18,669	780,152
RWE AG (b)	39,146	779,503
SAP SE	77,122	8,049,436
Siemens AG	59,702	8,197,358
Symrise AG	8,745	618,745
Telefonica Deutschland Holding AG	58,800	293,435
ThyssenKrupp AG	26,477	751,568
TUI AG	37,093	539,888
United Internet AG	8,781	482,196
Volkswagen AG	2,495	386,922
Vonovia SE	36,786	1,459,634
Zalando SE (b)	8,719	399,147

		96,331,717

Hong Kong—3.2%
AIA Group, Ltd.	946,800	6,921,180
ASM Pacific Technology, Ltd.	19,600	264,634
Bank of East Asia, Ltd. (The)	103,920	446,926
Cheung Kong Property Holdings, Ltd.	214,440	1,679,944
CK Hutchison Holdings, Ltd.	213,440	2,680,155
CK Infrastructure Holdings, Ltd.	57,000	478,633
CLP Holdings, Ltd.	131,377	1,390,245
Galaxy Entertainment Group, Ltd.	181,000	1,099,107
Hang Lung Group, Ltd.	74,000	306,198
Hang Lung Properties, Ltd.	162,000	404,694
Hang Seng Bank, Ltd.	60,800	1,271,900
Henderson Land Development Co., Ltd.	107,902	601,983
HK Electric Investments & HK Electric Investments, Ltd.	218,500	201,536

Hong Kong—(Continued)
HKT Trust & HKT, Ltd.	314,980	413,987
Hong Kong & China Gas Co., Ltd.	630,427	1,184,862
Hong Kong Exchanges and Clearing, Ltd.	89,700	2,319,416
Hongkong Land Holdings, Ltd.	95,400	702,174
Hutchison Port Holdings Trust - Class U	418,400	179,921
Hysan Development Co., Ltd.	45,000	214,961
Jardine Matheson Holdings, Ltd.	16,900	1,085,309
Jardine Strategic Holdings, Ltd.	18,200	759,376
Kerry Properties, Ltd.	57,500	195,208
Li & Fung, Ltd.	485,600	176,929
Link REIT (REIT)	181,141	1,378,386
Melco Resorts & Entertainment, Ltd. (ADR)	19,800	444,510
MTR Corp., Ltd.	110,500	622,726
New World Development Co., Ltd.	463,707	588,699
NWS Holdings, Ltd.	99,000	194,800
PCCW, Ltd.	240,000	136,524
Power Assets Holdings, Ltd.	107,549	949,266
Sands China, Ltd.	190,000	870,168
Sino Land Co., Ltd.	289,600	474,884
Sun Hung Kai Properties, Ltd.	115,250	1,693,466
Swire Pacific, Ltd. - Class A	44,317	432,881
Swire Properties, Ltd.	83,600	276,149
Techtronic Industries Co., Ltd.	95,000	436,899
WH Group, Ltd.	642,500	648,587
Wharf Holdings, Ltd. (The)	104,976	870,298
Wheelock & Co., Ltd.	68,000	513,200
Yue Yuen Industrial Holdings, Ltd.	50,500	209,603

		35,720,324

Ireland—0.5%
AerCap Holdings NV (b)	10,200	473,586
Bank of Ireland (b)	2,405,091	635,333
CRH plc	67,317	2,385,120
James Hardie Industries plc	31,140	489,692
Kerry Group plc - Class A	13,003	1,117,172
Paddy Power Betfair plc	6,200	660,922

		5,761,825

Israel—0.6%
Azrieli Group, Ltd.	3,653	202,868
Bank Hapoalim B.M.	86,396	582,123
Bank Leumi Le-Israel B.M.	120,713	585,976
Bezeq The Israeli Telecommunication Corp., Ltd.	167,349	277,673
Check Point Software Technologies, Ltd. (b)	10,500	1,145,340
Elbit Systems, Ltd.	1,987	245,220
Frutarom Industries, Ltd.	3,269	228,584
Israel Chemicals, Ltd.	45,583	214,747
Mizrahi Tefahot Bank, Ltd.	11,922	216,894
Nice, Ltd.	5,213	413,359
Teva Pharmaceutical Industries, Ltd. (ADR)	67,753	2,250,755

		6,363,539

Italy—2.0%
Assicurazioni Generali S.p.A.	93,308	1,539,634
Atlantia S.p.A.	35,591	1,003,728

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Italy—(Continued)
Enel S.p.A.	626,740	$3,370,315
Eni S.p.A.	203,492	3,066,589
Ferrari NV	9,578	824,211
Intesa Sanpaolo S.p.A.	993,553	3,165,116
Intesa Sanpaolo S.p.A. - Risparmio Shares	65,400	194,645
Leonardo S.p.A.	28,782	480,107
Luxottica Group S.p.A.	13,581	786,917
Mediobanca S.p.A.	44,816	444,065
Poste Italiane S.p.A.	41,357	282,783
Prysmian S.p.A.	19,125	563,725
Recordati S.p.A.	8,194	332,936
Saipem S.p.A. (b)	47,532	175,452
Snam S.p.A.	193,977	847,226
Telecom Italia S.p.A. (b)	866,636	802,072
Telecom Italia S.p.A. - Risparmio Shares	472,353	348,965
Terna Rete Elettrica Nazionale S.p.A.	118,746	641,718
UniCredit S.p.A. (b)	156,851	2,953,630
UnipolSai S.p.A. (c)	64,500	141,121

		21,964,955

Japan—22.9%
Aeon Co., Ltd.	51,500	784,050
AEON Financial Service Co., Ltd.	8,400	178,333
Aeon Mall Co., Ltd.	9,100	179,482
Air Water, Inc.	10,000	184,497
Aisin Seiki Co., Ltd.	13,500	693,066
Ajinomoto Co., Inc.	44,000	951,831
Alfresa Holdings Corp.	15,300	295,775
Alps Electric Co., Ltd.	13,100	380,114
Amada Holdings Co., Ltd.	27,000	312,932
ANA Holdings, Inc.	84,000	292,442
Aozora Bank, Ltd.	96,000	366,492
Asahi Glass Co., Ltd.	16,200	684,373
Asahi Group Holdings, Ltd.	30,700	1,157,028
Asahi Kasei Corp.	97,000	1,045,971
Asics Corp.	11,000	204,468
Astellas Pharma, Inc.	174,100	2,133,893
Bandai Namco Holdings, Inc.	16,000	546,530
Bank of Kyoto, Ltd. (The)	22,000	208,162
Benesse Holdings, Inc.	5,400	204,376
Bridgestone Corp.	51,600	2,230,481
Brother Industries, Ltd.	16,400	379,891
Calbee, Inc.	5,500	216,576
Canon, Inc.	83,900	2,857,988
Casio Computer Co., Ltd.	16,900	260,597
Central Japan Railway Co.	11,700	1,910,897
Chiba Bank, Ltd. (The)	49,000	356,650
Chubu Electric Power Co., Inc.	57,000	758,985
Chugai Pharmaceutical Co., Ltd.	16,800	630,236
Chugoku Bank, Ltd. (The)	12,000	179,984
Chugoku Electric Power Co., Inc. (The)	23,700	261,663
Coca-Cola Bottlers Japan, Inc.	9,900	286,966
Concordia Financial Group, Ltd.	83,000	420,800
Credit Saison Co., Ltd.	10,500	205,673
Dai Nippon Printing Co., Ltd.	40,000	445,613
Dai-ichi Life Holdings, Inc.	83,600	1,519,511

Japan—(Continued)
Daicel Corp.	22,000	274,549
Daiichi Sankyo Co., Ltd.	42,100	993,895
Daikin Industries, Ltd.	18,800	1,924,689
Daito Trust Construction Co., Ltd.	5,200	810,080
Daiwa House Industry Co., Ltd.	42,500	1,455,611
Daiwa House REIT Investment Co. (REIT)	110	261,293
Daiwa Securities Group, Inc.	126,000	749,440
DeNA Co., Ltd.	8,500	190,828
Denso Corp.	36,900	1,563,264
Dentsu, Inc.	16,600	796,011
Disco Corp.	2,300	368,553
Don Quijote Holdings Co., Ltd.	8,200	311,476
East Japan Railway Co.	26,900	2,577,302
Eisai Co., Ltd.	21,000	1,162,102
Electric Power Development Co., Ltd.	10,900	269,955
FamilyMart UNY Holdings Co., Ltd.	6,600	378,509
FANUC Corp.	15,300	2,957,513
Fast Retailing Co., Ltd.	4,200	1,402,514
Fuji Electric Co., Ltd.	43,000	227,510
FUJIFILM Holdings Corp.	33,100	1,192,725
Fujitsu, Ltd.	146,000	1,078,981
Fukuoka Financial Group, Inc.	53,000	252,724
Hachijuni Bank, Ltd. (The)	30,000	191,202
Hakuhodo DY Holdings, Inc.	17,600	234,260
Hamamatsu Photonics KK	9,600	295,704
Hankyu Hanshin Holdings, Inc.	20,400	734,916
Hikari Tsushin, Inc.	1,800	189,748
Hino Motors, Ltd.	19,000	211,543
Hirose Electric Co., Ltd.	2,300	328,874
Hiroshima Bank, Ltd. (The)	38,000	169,067
Hisamitsu Pharmaceutical Co., Inc.	4,500	215,949
Hitachi Chemical Co., Ltd.	8,500	254,358
Hitachi Construction Machinery Co., Ltd.	8,900	223,104
Hitachi High-Technologies Corp.	5,500	214,469
Hitachi Metals, Ltd.	20,000	279,406
Hitachi, Ltd.	383,000	2,357,727
Honda Motor Co., Ltd.	135,000	3,692,389
Hoshizaki Corp.	4,100	371,523
Hoya Corp.	31,900	1,663,107
Hulic Co., Ltd.	32,300	330,488
Idemitsu Kosan Co., Ltd.	7,200	204,213
IHI Corp. (b)	122,000	416,866
Iida Group Holdings Co., Ltd.	12,700	211,930
Inpex Corp.	71,100	686,402
Isetan Mitsukoshi Holdings, Ltd.	26,900	270,535
Isuzu Motors, Ltd.	43,700	541,047
ITOCHU Corp.	113,500	1,690,995
J Front Retailing Co., Ltd.	23,000	354,355
Japan Airlines Co., Ltd.	8,400	260,130
Japan Exchange Group, Inc.	46,400	843,701
Japan Post Bank Co., Ltd.	30,800	395,125
Japan Post Holdings Co., Ltd.	34,200	425,040
Japan Prime Realty Investment Corp. (REIT)	51	176,781
Japan Real Estate Investment Corp. (REIT)	105	522,383
Japan Retail Fund Investment Corp. (REIT)	202	373,044
Japan Tobacco, Inc.	88,100	3,099,687
JFE Holdings, Inc.	41,700	726,148

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
JGC Corp.	14,000	$227,605
JSR Corp.	19,100	330,133
JTEKT Corp.	20,000	293,916
JXTG Holdings, Inc.	236,900	1,037,581
Kajima Corp.	80,000	676,227
Kakaku.com, Inc.	11,000	158,292
Kamigumi Co., Ltd.	17,000	178,588
Kaneka Corp.	22,000	168,141
Kansai Electric Power Co., Inc. (The)	55,000	759,240
Kansai Paint Co., Ltd.	17,200	396,766
Kao Corp.	40,000	2,379,897
Kawasaki Heavy Industries, Ltd.	124,000	367,877
KDDI Corp.	143,800	3,813,461
Keihan Holdings Co., Ltd.	39,000	248,454
Keikyu Corp.	36,000	434,650
Keio Corp.	45,000	377,226
Keisei Electric Railway Co., Ltd.	10,000	267,643
Keyence Corp.	7,800	3,436,828
Kikkoman Corp.	12,000	384,260
Kintetsu Group Holdings Co., Ltd.	157,120	606,469
Kirin Holdings Co., Ltd.	66,100	1,349,166
Kobe Steel, Ltd. (b)	27,200	280,682
Koito Manufacturing Co., Ltd.	10,100	522,251
Komatsu, Ltd.	75,400	1,924,168
Konami Holdings Corp.	7,300	406,569
Konica Minolta, Inc.	37,000	308,291
Kose Corp.	2,300	251,903
Kubota Corp.	79,300	1,337,703
Kuraray Co., Ltd.	24,500	445,573
Kurita Water Industries, Ltd.	7,100	193,948
Kyocera Corp.	24,900	1,445,088
Kyowa Hakko Kirin Co., Ltd.	20,000	372,562
Kyushu Electric Power Co., Inc.	39,700	482,998
Kyushu Financial Group, Inc.	26,400	167,283
Kyushu Railway Co.	12,700	412,683
Lawson, Inc.	4,900	342,783
Lion Corp.	19,000	394,068
LIXIL Group Corp.	19,000	476,179
M3, Inc.	18,600	514,097
Mabuchi Motor Co., Ltd.	3,600	179,761
Makita Corp.	19,000	704,287
Marubeni Corp.	133,500	865,183
Marui Group Co., Ltd.	16,000	236,475
Mazda Motor Corp.	43,000	602,408
McDonald’s Holdings Co. Japan, Ltd. (c)	5,400	207,251
Mebuki Financial Group, Inc.	63,100	235,464
Medipal Holdings Corp.	10,700	198,405
MEIJI Holdings Co., Ltd.	9,600	779,415
Minebea Mitsumi, Inc.	30,800	497,627
Miraca Holdings, Inc.	4,000	180,391
MISUMI Group, Inc.	22,200	507,994
Mitsubishi Chemical Holdings Corp.	116,300	966,835
Mitsubishi Corp.	119,900	2,521,327
Mitsubishi Electric Corp.	150,200	2,168,634
Mitsubishi Estate Co., Ltd.	99,000	1,851,345
Mitsubishi Gas Chemical Co., Inc.	13,000	275,826
Mitsubishi Heavy Industries, Ltd.	260,000	1,067,901

Japan—(Continued)
Mitsubishi Materials Corp.	7,900	240,042
Mitsubishi Motors Corp.	44,999	297,664
Mitsubishi Tanabe Pharma Corp.	15,300	354,736
Mitsubishi UFJ Financial Group, Inc.	944,388	6,375,112
Mitsubishi UFJ Lease & Finance Co., Ltd.	41,500	227,709
Mitsui & Co., Ltd.	137,517	1,970,674
Mitsui Chemicals, Inc.	75,000	398,597
Mitsui Fudosan Co., Ltd.	68,000	1,627,370
Mitsui OSK Lines, Ltd.	75,000	221,045
Mixi, Inc.	3,700	205,422
Mizuho Financial Group, Inc.	1,855,200	3,403,497
MS&AD Insurance Group Holdings, Inc.	35,900	1,211,701
Murata Manufacturing Co., Ltd.	14,900	2,272,612
Nabtesco Corp.	7,500	218,666
Nagoya Railroad Co., Ltd.	74,000	345,567
NEC Corp.	206,000	547,735
Nexon Co., Ltd. (b)	19,100	378,576
NGK Insulators, Ltd.	23,000	460,117
NGK Spark Plug Co., Ltd.	12,000	256,437
NH Foods, Ltd.	14,000	426,032
Nidec Corp.	18,500	1,901,669
Nikon Corp.	31,200	499,853
Nintendo Co., Ltd.	9,000	3,015,295
Nippon Building Fund, Inc. (REIT)	118	602,787
Nippon Electric Glass Co., Ltd.	6,200	226,472
Nippon Express Co., Ltd.	59,000	370,225
Nippon Paint Holdings Co., Ltd.	13,000	493,746
Nippon Prologis REIT, Inc. (REIT)	109	232,338
Nippon Steel & Sumitomo Metal Corp.	62,800	1,422,943
Nippon Telegraph & Telephone Corp.	54,900	2,599,641
Nippon Yusen KK (b)	142,000	264,995
Nissan Chemical Industries, Ltd.	10,000	331,127
Nissan Motor Co., Ltd.	182,600	1,822,301
Nisshin Seifun Group, Inc.	15,700	258,120
Nissin Foods Holdings Co., Ltd.	4,700	294,158
Nitori Holdings Co., Ltd.	6,900	924,316
Nitto Denko Corp.	12,600	1,040,471
NOK Corp.	7,900	167,534
Nomura Holdings, Inc.	280,200	1,688,039
Nomura Real Estate Holdings, Inc.	13,100	256,973
Nomura Real Estate Master Fund, Inc. (REIT)	322	440,123
Nomura Research Institute, Ltd.	9,900	391,110
NSK, Ltd.	26,600	334,530
NTT Data Corp.	53,880	601,098
NTT DoCoMo, Inc.	106,700	2,521,247
Obayashi Corp.	58,000	683,399
Obic Co., Ltd.	5,000	308,046
Odakyu Electric Railway Co., Ltd.	27,500	555,733
OJI Holdings Corp.	68,000	352,234
Olympus Corp.	22,800	834,114
Omron Corp.	16,400	714,192
Ono Pharmaceutical Co., Ltd.	32,000	699,749
Oracle Corp. Japan	3,000	195,162
Oriental Land Co., Ltd.	17,300	1,173,093
ORIX Corp.	101,100	1,573,109
Osaka Gas Co., Ltd.	161,000	659,484
Otsuka Corp.	3,700	229,988

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Otsuka Holdings Co., Ltd.	32,000	$1,366,115
Panasonic Corp.	171,400	2,333,717
Park24 Co., Ltd.	7,400	188,122
Pola Orbis Holdings, Inc.	7,600	200,920
Rakuten, Inc.	76,600	903,905
Recruit Holdings Co., Ltd.	87,900	1,514,218
Resona Holdings, Inc.	169,400	937,047
Ricoh Co., Ltd.	63,700	564,160
Rinnai Corp.	2,800	261,516
Rohm Co., Ltd.	6,700	516,691
Ryohin Keikaku Co., Ltd.	1,800	450,362
Santen Pharmaceutical Co., Ltd.	27,500	373,881
SBI Holdings, Inc.	19,011	258,375
Secom Co., Ltd.	17,500	1,331,008
Sega Sammy Holdings, Inc.	13,300	179,479
Seibu Holdings, Inc.	13,800	255,816
Seiko Epson Corp.	20,000	446,247
Sekisui Chemical Co., Ltd.	29,500	529,768
Sekisui House, Ltd.	46,800	826,124
Seven & i Holdings Co., Ltd.	58,800	2,427,018
Seven Bank, Ltd.	43,000	154,350
Sharp Corp. (b) (c)	120,000	447,070
Shimadzu Corp.	19,900	379,740
Shimamura Co., Ltd.	2,300	281,775
Shimano, Inc.	6,000	951,947
Shimizu Corp.	39,000	414,454
Shin-Etsu Chemical Co., Ltd.	30,900	2,809,889
Shinsei Bank, Ltd.	132,000	231,151
Shionogi & Co., Ltd.	22,500	1,256,328
Shiseido Co., Ltd.	29,300	1,044,871
Shizuoka Bank, Ltd. (The)	41,000	371,785
SMC Corp.	4,500	1,371,891
SoftBank Group Corp.	64,100	5,213,106
Sohgo Security Services Co., Ltd.	4,800	216,593
Sompo Holdings, Inc.	26,999	1,048,423
Sony Corp.	99,100	3,784,031
Sony Financial Holdings, Inc.	12,800	219,455
Stanley Electric Co., Ltd.	11,800	357,249
Start Today Co., Ltd.	14,400	355,345
Subaru Corp.	49,600	1,678,214
Sumitomo Chemical Co., Ltd.	126,000	727,542
Sumitomo Corp.	93,000	1,213,673
Sumitomo Dainippon Pharma Co., Ltd.	12,500	170,940
Sumitomo Electric Industries, Ltd.	57,634	890,304
Sumitomo Heavy Industries, Ltd.	39,000	258,379
Sumitomo Metal Mining Co., Ltd.	40,000	536,030
Sumitomo Mitsui Financial Group, Inc.	106,500	4,170,625
Sumitomo Mitsui Trust Holdings, Inc.	26,526	952,609
Sumitomo Realty & Development Co., Ltd.	28,000	866,346
Sumitomo Rubber Industries, Ltd.	12,500	211,613
Sundrug Co., Ltd.	6,000	224,155
Suntory Beverage & Food, Ltd.	10,400	484,314
Suruga Bank, Ltd.	13,000	316,219
Suzuken Co., Ltd.	5,800	193,045
Suzuki Motor Corp.	26,200	1,246,449
Sysmex Corp.	12,200	730,355
T&D Holdings, Inc.	49,200	754,469

Japan—(Continued)
Taiheiyo Cement Corp.	82,000	299,817
Taisei Corp.	80,000	731,817
Taisho Pharmaceutical Holdings Co., Ltd.	3,000	228,757
Takashimaya Co., Ltd.	19,000	181,282
Takeda Pharmaceutical Co., Ltd.	56,400	2,870,495
TDK Corp.	10,500	693,526
Teijin, Ltd.	13,200	254,480
Terumo Corp.	27,200	1,073,336
THK Co., Ltd.	7,700	219,090
Tobu Railway Co., Ltd.	73,000	398,899
Toho Co., Ltd.	8,500	262,251
Toho Gas Co., Ltd.	31,000	226,030
Tohoku Electric Power Co., Inc.	39,800	551,936
Tokio Marine Holdings, Inc.	53,500	2,225,068
Tokyo Electric Power Co. Holdings, Inc. (b)	124,100	512,924
Tokyo Electron, Ltd.	12,200	1,654,479
Tokyo Gas Co., Ltd.	162,000	844,547
Tokyo Tatemono Co., Ltd.	14,500	190,480
Tokyu Corp.	75,000	573,339
Tokyu Fudosan Holdings Corp.	37,000	219,301
Toppan Printing Co., Ltd.	41,000	450,888
Toray Industries, Inc.	126,000	1,056,665
Toshiba Corp. (b) (c)	313,000	759,026
Tosoh Corp.	46,000	473,503
TOTO, Ltd.	10,400	398,372
Toyo Seikan Group Holdings, Ltd.	17,200	291,177
Toyo Suisan Kaisha, Ltd.	6,000	230,341
Toyota Industries Corp.	12,600	665,414
Toyota Motor Corp.	204,900	10,759,010
Toyota Tsusho Corp.	15,500	465,933
Trend Micro, Inc.	10,400	537,120
Tsuruha Holdings, Inc.	2,900	308,380
Unicharm Corp.	33,200	835,942
United Urban Investment Corp. (REIT)	266	379,967
USS Co., Ltd.	16,600	330,586
West Japan Railway Co.	13,700	969,725
Yahoo Japan Corp.	103,000	449,043
Yakult Honsha Co., Ltd.	6,300	429,518
Yamada Denki Co., Ltd.	55,900	278,061
Yamaguchi Financial Group, Inc.	15,000	181,770
Yamaha Corp.	15,800	547,472
Yamaha Motor Co., Ltd.	23,700	613,389
Yamato Holdings Co., Ltd.	27,000	548,971
Yamazaki Baking Co., Ltd.	9,000	179,586
Yaskawa Electric Corp.	18,000	382,860
Yokogawa Electric Corp.	16,300	262,302
Yokohama Rubber Co., Ltd. (The)	9,200	185,290

		251,999,957

Jersey, Channel Islands—0.1%
Randgold Resources, Ltd.	8,250	728,188

Jordan—0.0%
Hikma Pharmaceuticals plc	11,370	217,186

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Luxembourg—0.3%
ArcelorMittal (b)	52,051	$1,183,086
Eurofins Scientific SE	878	494,310
Millicom International Cellular S.A.	5,384	318,064
RTL Group S.A. (b)	2,700	203,917
SES S.A.	29,140	682,368
Tenaris S.A. (c)	35,513	553,044

		3,434,789

Macau—0.0%
MGM China Holdings, Ltd.	78,800	175,279
Wynn Macau, Ltd.	134,800	315,140

		490,419

Mexico—0.0%
Fresnillo plc	14,894	288,257

Netherlands—4.2%
ABN AMRO Group NV	29,995	800,397
Aegon NV	144,233	740,118
Akzo Nobel NV	19,973	1,731,446
Altice NV - Class A (b) (c)	30,479	707,797
Altice NV - Class B (b)	8,752	201,691
ASML Holding NV	28,803	3,744,929
Boskalis Westminster	6,498	210,843
EXOR NV	8,104	440,367
Gemalto NV	7,697	464,197
Heineken Holding NV	8,233	755,590
Heineken NV	17,749	1,726,664
ING Groep NV	300,946	5,226,702
Koninklijke Ahold Delhaize NV	99,624	1,906,849
Koninklijke DSM NV	13,712	1,000,362
Koninklijke KPN NV	263,537	844,457
Koninklijke Philips NV	74,893	2,662,193
Koninklijke Vopak NV	3,942	182,747
NN Group NV	24,394	867,311
NXP Semiconductors NV (b)	27,100	2,966,095
Randstad Holding NV	9,402	549,035
Royal Dutch Shell plc - A Shares	347,094	9,195,098
Royal Dutch Shell plc - B Shares	293,915	7,873,124
Wolters Kluwer NV	22,804	965,019

		45,763,031

New Zealand—0.2%
Auckland International Airport, Ltd.	69,174	361,169
Contact Energy, Ltd.	58,969	224,977
Fletcher Building, Ltd.	56,031	328,262
Meridian Energy, Ltd.	124,449	265,169
Ryman Healthcare, Ltd.	29,900	181,500
Spark New Zealand, Ltd.	153,824	426,169

		1,787,246

Norway—0.6%
DNB ASA	81,386	1,384,359
Gjensidige Forsikring ASA (c)	14,357	244,209
Marine Harvest ASA (b)	30,284	516,622

Norway—(Continued)
Norsk Hydro ASA	110,802	613,278
Orkla ASA	68,492	694,281
Schibsted ASA - B Shares	6,744	148,639
Statoil ASA	87,269	1,445,583
Telenor ASA	58,784	971,681
Yara International ASA	14,337	537,079

		6,555,731

Portugal—0.2%
Banco Espirito Santo S.A. (a) (b) (d)	199,038	0
EDP - Energias de Portugal S.A.	185,244	605,216
Galp Energia SGPS S.A.	40,100	608,233
Jeronimo Martins SGPS S.A.	22,596	441,718

		1,655,167

Singapore—1.3%
Ascendas Real Estate Investment Trust (REIT)	215,000	407,646
CapitaLand Commercial Trust (REIT)	143,000	172,411
CapitaLand Mall Trust (REIT)	240,200	344,558
CapitaLand, Ltd.	227,200	577,596
City Developments, Ltd.	34,000	264,987
ComfortDelGro Corp., Ltd.	153,000	255,890
DBS Group Holdings, Ltd.	141,667	2,134,183
Genting Singapore plc	418,200	329,665
Global Logistic Properties, Ltd.	184,100	382,584
Golden Agri-Resources, Ltd.	605,100	164,815
Jardine Cycle & Carriage, Ltd.	8,888	286,396
Keppel Corp., Ltd.	96,900	442,720
Oversea-Chinese Banking Corp., Ltd.	247,264	1,937,894
SATS, Ltd.	56,300	209,026
Sembcorp Industries, Ltd.	71,000	158,872
Singapore Airlines, Ltd.	51,440	378,170
Singapore Exchange, Ltd.	54,400	290,071
Singapore Press Holdings, Ltd.	153,050	359,088
Singapore Technologies Engineering, Ltd.	130,000	347,479
Singapore Telecommunications, Ltd.	656,420	1,854,643
Suntec Real Estate Investment Trust (REIT)	179,000	243,123
United Overseas Bank, Ltd.	105,192	1,767,202
UOL Group, Ltd.	33,000	183,191
Wilmar International, Ltd.	102,200	248,677

		13,740,887

South Africa—0.1%
Investec plc	52,596	391,998
Mediclinic International plc (c)	30,600	294,675
Mondi plc	27,093	709,096

		1,395,769

Spain—3.3%
Abertis Infraestructuras S.A.	51,494	953,447
ACS Actividades de Construccion y Servicios S.A.	18,493	714,288
Aena S.A.	5,774	1,126,626
Amadeus IT Group S.A. (c)	36,080	2,155,354
Banco Bilbao Vizcaya Argentaria S.A.	520,464	4,343,855

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Spain—(Continued)
Banco de Sabadell S.A.	385,331	$787,624
Banco Santander S.A.	1,144,201	7,607,034
Bankia S.A.	80,824	390,448
Bankinter S.A.	48,939	452,227
CaixaBank S.A. (c)	268,510	1,283,451
Distribuidora Internacional de Alimentacion S.A.	40,490	252,493
Enagas S.A.	17,953	503,635
Endesa S.A. (c)	23,384	539,313
Ferrovial S.A.	39,001	865,672
Gamesa Corp. Technologica S.A.	18,682	399,654
Gas Natural SDG S.A.	31,745	744,867
Grifols S.A.	23,842	663,970
Iberdrola S.A.	455,599	3,612,396
Industria de Diseno Textil S.A.	85,169	3,275,208
Mapfre S.A.	74,474	259,899
Red Electrica Corp. S.A.	36,520	763,700
Repsol S.A.	90,138	1,380,895
Telefonica S.A.	356,309	3,678,920

		36,754,976

Sweden—2.8%
Alfa Laval AB	20,852	426,757
Assa Abloy AB - Class B	80,175	1,760,335
Atlas Copco AB - A Shares	53,715	2,066,395
Atlas Copco AB - B Shares	32,703	1,130,631
Boliden AB	20,002	545,944
Electrolux AB - Series B	17,118	562,271
Essity AB - Class B (b)	46,532	1,271,630
Getinge AB - B Shares	19,011	372,583
Hennes & Mauritz AB - B Shares	74,424	1,856,621
Hexagon AB - B Shares	19,206	912,515
Husqvarna AB - B Shares	25,677	255,762
ICA Gruppen AB	5,619	209,237
Industrivarden AB - C Shares	16,050	384,504
Investor AB - B Shares	35,158	1,698,646
Kinnevik AB - Class B	16,046	492,017
L E Lundbergforetagen AB - B Shares	3,045	240,120
Lundin Petroleum AB (b)	16,017	308,224
Nordea Bank AB	237,519	3,027,497
Sandvik AB	84,986	1,336,721
Securitas AB - B Shares	21,462	362,354
Skandinaviska Enskilda Banken AB - Class A	113,560	1,376,824
Skanska AB - B Shares	30,119	715,903
SKF AB - B Shares	32,785	666,606
Svenska Handelsbanken AB - A Shares	123,478	1,771,040
Swedbank AB - A Shares	68,851	1,677,521
Swedish Match AB	14,499	510,622
Tele2 AB - B Shares	23,661	248,365
Telefonaktiebolaget LM Ericsson - B Shares	245,096	1,765,673
Telia Co. AB	203,590	938,073
Volvo AB - B Shares	126,102	2,151,417

		31,042,808

Switzerland—8.9%
ABB, Ltd.	156,197	3,869,386

Switzerland—(Continued)
Adecco Group AG	12,943	986,647
Baloise Holding AG	4,297	665,266
Barry Callebaut AG (b)	132	181,858
Chocoladefabriken Lindt & Spruengli AG	7	488,644
Chocoladefabriken Lindt & Spruengli AG (Participation Certifcate)	81	470,316
Cie Financiere Richemont S.A.	40,858	3,375,903
Coca-Cola HBC AG (b)	13,800	404,859
Credit Suisse Group AG (b)	188,003	2,727,587
Dufry AG (b)	2,729	449,655
EMS-Chemie Holding AG	579	428,854
Geberit AG	3,038	1,420,034
Givaudan S.A.	717	1,436,701
Glencore plc (b)	976,977	3,657,132
Julius Baer Group, Ltd. (b)	17,027	898,527
Kuehne & Nagel International AG	4,135	692,101
LafargeHolcim, Ltd. (b)	35,455	2,039,436
Lonza Group AG (b)	5,887	1,274,815
Nestle S.A.	244,217	21,301,511
Novartis AG	175,231	14,652,460
Pargesa Holding S.A.	3,025	231,157
Partners Group Holding AG	1,388	861,657
Roche Holding AG	55,131	14,095,307
Schindler Holding AG	1,428	296,533
Schindler Holding AG (Participation Certificate)	3,216	681,632
SGS S.A.	429	1,041,395
Sika AG	170	1,095,799
Sonova Holding AG	4,058	659,682
STMicroelectronics NV	51,024	730,630
Straumann Holding AG	747	426,999
Swatch Group AG (The)	4,374	319,952
Swatch Group AG (The) - Bearer Shares	2,384	882,512
Swiss Life Holding AG (b)	2,458	831,502
Swiss Prime Site AG (b)	4,706	428,034
Swiss Re AG	26,071	2,391,516
Swisscom AG	2,156	1,042,513
UBS Group AG (b)	285,210	4,847,945
Vifor Pharma AG	3,820	422,850
Wolseley plc	20,872	1,280,119
Zurich Insurance Group AG	11,791	3,437,932

		97,427,358

United Kingdom—15.4%
3i Group plc	83,477	980,195
Aberdeen Asset Management plc	62,282	244,706
Admiral Group plc	16,009	416,675
Anglo American plc (b)	102,893	1,375,253
Ashtead Group plc	37,846	782,925
Associated British Foods plc	27,546	1,050,775
AstraZeneca plc	98,802	6,603,812
Auto Trader Group plc	75,401	372,335
Aviva plc	331,823	2,269,425
Babcock International Group plc	22,688	259,709
BAE Systems plc	259,623	2,139,488
Barclays plc	1,307,401	3,450,496
Barratt Developments plc	88,548	648,436

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Berkeley Group Holdings plc	10,289	$431,349
BP plc	1,532,947	8,832,122
British American Tobacco plc	146,300	9,933,648
British Land Co. plc (The) (REIT)	73,348	577,209
BT Group plc	669,710	2,564,871
Bunzl plc	27,344	813,453
Burberry Group plc	32,742	707,456
Capita plc	56,282	505,621
Centrica plc	433,996	1,128,235
CNH Industrial NV	78,026	886,792
Cobham plc	208,055	351,000
Coca-Cola European Partners plc	17,100	693,523
Compass Group plc	123,635	2,603,475
ConvaTec Group plc) (b)	91,978	381,472
Croda International plc	12,193	615,590
DCC plc	7,008	636,952
Diageo plc	197,298	5,816,725
Direct Line Insurance Group plc	120,497	556,679
Dixons Carphone plc	87,082	321,117
easyJet plc	10,815	190,985
Experian plc	72,847	1,491,951
Fiat Chrysler Automobiles NV (b)	83,815	882,931
G4S plc	108,086	458,641
GKN plc	126,099	534,565
GlaxoSmithKline plc	382,640	8,128,762
Hammerson plc (REIT)	74,953	559,634
Hargreaves Lansdown plc	23,808	402,896
HSBC Holdings plc	1,553,512	14,381,048
IMI plc	20,055	311,499
Imperial Brands plc	74,257	3,330,153
Inmarsat plc	33,445	334,492
InterContinental Hotels Group plc	14,856	823,421
International Consolidated Airlines Group S.A. - Class DI	49,850	395,857
Intertek Group plc	14,174	777,489
Intu Properties plc (REIT)	51,249	179,176
J Sainsbury plc	120,106	392,982
Johnson Matthey plc	15,590	581,585
Kingfisher plc	189,541	740,345
Land Securities Group plc (REIT)	58,284	767,285
Legal & General Group plc	465,307	1,561,916
Lloyds Banking Group plc	5,600,801	4,821,210
London Stock Exchange Group plc	25,259	1,197,278
Marks & Spencer Group plc	137,472	595,181
Meggitt plc	55,862	346,577
Merlin Entertainments plc	52,353	326,990
National Grid plc	274,656	3,399,801
Next plc	11,803	591,189
Old Mutual plc	378,865	952,129
Pearson plc	63,486	570,259
Persimmon plc	22,805	664,455
Provident Financial plc	11,099	350,969
Prudential plc	205,782	4,714,809
Reckitt Benckiser Group plc	52,126	5,274,624
RELX NV	78,420	1,611,447
RELX plc	85,441	1,843,968
Rio Tinto plc	97,042	4,080,652

United Kingdom—(Continued)
Rio Tinto, Ltd.	34,042	1,649,961
Rolls-Royce Holdings plc (b)	129,769	1,504,064
Royal Bank of Scotland Group plc (b)	268,333	862,404
Royal Mail plc	67,965	372,084
RSA Insurance Group plc	74,322	594,648
Sage Group plc (The)	93,810	838,975
Schroders plc	10,735	433,026
Segro plc (REIT)	74,212	471,979
Severn Trent plc	20,415	579,047
Sky plc	81,836	1,056,639
Smith & Nephew plc	70,070	1,207,087
Smiths Group plc	31,976	664,414
SSE plc	80,939	1,526,599
St. James’s Place plc	38,927	597,909
Standard Chartered plc (b)	260,617	2,636,425
Standard Life plc	166,532	863,620
Tate & Lyle plc	33,576	288,947
Taylor Wimpey plc	240,026	549,587
Tesco plc (b)	641,000	1,407,969
Travis Perkins plc	20,832	394,001
Unilever NV	127,597	7,041,771
Unilever plc	100,244	5,415,292
United Utilities Group plc	57,234	645,384
Vodafone Group plc	2,068,985	5,855,566
Weir Group plc (The)	17,104	385,561
Whitbread plc	14,502	747,362
WM Morrison Supermarkets plc	166,578	522,338
Worldpay Group plc	144,225	589,985
WPP plc	101,031	2,119,983

		169,343,297

United States—0.6%
Carnival plc	15,318	1,011,549
Mobileye NV (b)	15,800	992,240
QIAGEN NV (b)	15,166	504,282
Shire plc	71,765	3,943,234

		6,451,305

Total Common Stocks (Cost $911,203,787)		1,068,200,659

Preferred Stocks—0.5%

Germany—0.5%
Bayerische Motoren Werke (BMW) AG	3,581	295,060
FUCHS Petrolub SE	4,900	267,383
Henkel AG & Co. KGaA	13,964	1,919,193
Porsche Automobil Holding SE	11,870	665,991
Schaeffler AG	13,141	187,964
Volkswagen AG	14,125	2,151,310

Total Preferred Stocks (Cost $4,128,463)		5,486,901

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Mutual Fund—0.5%

Security Description	Shares/ Principal Amount*	Value

United States—0.5%
iShares MSCI EAFE ETF (c) (e) (Cost $5,032,743)	79,000	$5,150,800

Rights—0.0%

Spain—0.0%
ACS Actividades de Construccion y Servicios S.A., Expires 07/17/17 (b)	18,493	14,764
Repsol S.A., Expires 06/30/17 (b)	90,138	41,123

Total Rights (Cost $58,620)		55,887

Short-Term Investments—1.8%

Discount Notes—0.8%
Federal Home Loan Bank 0.596%, 07/19/17 (f)	700,000	699,689
0.608%, 07/07/17 (f)	700,000	699,922
0.772%, 07/14/17 (f)	550,000	549,832
0.848%, 07/21/17 (f)	4,600,000	4,597,700
0.906%, 08/03/17 (f)	600,000	599,473
0.935%, 08/02/17 (f)	650,000	649,448
0.949%, 07/28/17 (f)	525,000	524,636
1.009%, 08/09/17 (f)	450,000	449,528

		8,770,228

U.S. Treasury—1.0%
U.S. Treasury Bills 0.662%, 07/06/17 (f)	175,000	174,989
0.746%, 08/03/17 (f)	200,000	199,853
0.900%, 08/17/17 (f)	3,225,000	3,221,356
0.936%, 09/07/17 (f)	325,000	324,434
0.989%, 09/21/17 (f)	6,125,000	6,111,752
1.021%, 09/28/17 (f)	700,000	698,291

		10,730,675

Total Short-Term Investments (Cost $19,500,313)		19,500,903

Securities Lending Reinvestments (g)—0.5%

Repurchase Agreements—0.4%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $253,356 on 07/03/17, collateralized by $263,716 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $258,400.	253,334	253,334

Repurchase Agreements—(Continued)
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/17 at 1.100% to be repurchased at $1,000,092 on 07/03/17, collateralized by $996,157 U.S. Treasury and Foreign Obligations with rates ranging from 1.375% - 4.500%, maturity dates ranging from 04/10/18 - 02/15/36, with a value of $1,020,000.	1,000,000	1,000,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $600,060 on 07/03/17, collateralized by $610,040 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $612,002.	600,000	600,000
Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $400,310 on 07/03/17, collateralized by $87 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $444,729.	400,000	400,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/30/17 at 1.250% to be repurchased at $400,042 on 07/03/17, collateralized by $360,673 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 07/20/17 - 05/15/46, with a value of $408,266.	400,000	400,000
Natixis New York Repurchase Agreement dated 06/30/17 at 1.340% to be repurchased at $1,100,123 on 07/03/17, collateralized by $2,193,468 U.S. Government Agency and Treasury Obligations with rates ranging from 0.125% - 8.125%, maturity dates ranging from 04/15/18 - 08/16/58, with a value of $1,122,131.	1,100,000	1,100,000
Pershing LLC Repurchase Agreement dated 06/30/17 at 1.180% to be repurchased at $1,000,098 on 07/03/17, collateralized by $1,501,763 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 11.027%, maturity dates ranging from 07/14/17 - 04/20/67, with a value of $1,020,000.	1,000,000	1,000,000

		4,753,334

Time Deposits—0.1%
Australia New Zealand Bank 1.150%, 07/03/17	100,000	100,000

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—(Continued)
Credit Industriel et Commercial 1.100%, 07/03/17	200,000	$200,000
Landesbank Baden-Wuerttemberg 1.200%, 07/03/17	200,000	200,000
Nordea Bank New York 1.050%, 07/03/17	200,000	200,000
Standard Chartered plc 1.200%, 07/03/17	250,000	250,000

		950,000

Total Securities Lending Reinvestments (Cost $5,703,334)		5,703,334

Total Investments—100.4% (Cost $945,627,260) (h)		1,104,098,484
Other assets and liabilities (net)—(0.4)%		(3,913,768)

Net Assets—100.0%		$1,100,184,716

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Illiquid security. As of June 30, 2017, these securities represent 0.0% of net assets.
(b)	Non-income producing security.
(c)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $5,441,992 and the collateral received consisted of cash in the amount of $5,703,334. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2017, these securities represent less than 0.05% of net assets.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2017, the market value of securities pledged was $2,608,000.
(f)	The rate shown represents current yield to maturity.
(g)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(h)	As of June 30, 2017, the aggregate cost of investments was $945,627,260. The aggregate unrealized appreciation and depreciation of investments were $279,878,396 and $(121,407,172), respectively, resulting in net unrealized appreciation of $158,471,224.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(ETF)—	Exchange-Traded Fund
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

Ten Largest Industries as of June 30, 2017 (Unaudited)	% of Net Assets
Banks	12.4
Pharmaceuticals	7.8
Insurance	5.4
Oil, Gas & Consumable Fuels	4.5
Chemicals	3.6
Automobiles	3.3
Food Products	3.2
Metals & Mining	2.7
Machinery	2.6
Diversified Telecommunication Services	2.5

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation
MSCI EAFE Mini Index Futures	09/15/17	198	USD	18,629,240	$77,800

(USD)—	United States Dollar

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$75,894,929	$0	$75,894,929
Austria	—	2,579,777	—	2,579,777
Belgium	—	12,264,722	—	12,264,722
Chile	—	280,723	—	280,723
China	—	1,551,902	—	1,551,902
Denmark	—	19,439,358	—	19,439,358
Finland	—	11,007,431	—	11,007,431
France	1,153,568	108,809,518	—	109,963,086
Germany	—	96,331,717	—	96,331,717
Hong Kong	444,510	35,275,814	—	35,720,324
Ireland	473,586	5,288,239	—	5,761,825
Israel	3,396,095	2,967,444	—	6,363,539
Italy	—	21,964,955	—	21,964,955
Japan	—	251,999,957	—	251,999,957
Jersey, Channel Islands	—	728,188	—	728,188
Jordan	—	217,186	—	217,186
Luxembourg	—	3,434,789	—	3,434,789
Macau	—	490,419	—	490,419
Mexico	—	288,257	—	288,257
Netherlands	2,966,095	42,796,936	—	45,763,031
New Zealand	—	1,787,246	—	1,787,246
Norway	—	6,555,731	—	6,555,731
Portugal	—	1,655,167	0	1,655,167
Singapore	—	13,740,887	—	13,740,887
South Africa	—	1,395,769	—	1,395,769
Spain	—	36,754,976	—	36,754,976
Sweden	1,271,630	29,771,178	—	31,042,808
Switzerland	1,350,301	96,077,057	—	97,427,358
United Kingdom	—	169,343,297	—	169,343,297
United States	992,240	5,459,065	—	6,451,305
Total Common Stocks	12,048,025	1,056,152,634	0	1,068,200,659
Total Preferred Stocks*	—	5,486,901	—	5,486,901
Total Mutual Fund*	5,150,800	—	—	5,150,800
Total Rights*	55,887	—	—	55,887
Total Short-Term Investments*	—	19,500,903	—	19,500,903

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Total Securities Lending Reinvestments*	$—	$5,703,334	$—	$5,703,334
Total Investments	$17,254,712	$1,086,843,772	$0	$1,104,098,484

Collateral for Securities Loaned (Liability)	$—	$(5,703,334)	$—	$(5,703,334)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$77,800	$—	$—	$77,800

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 1 to Level 2 in the amount of $978,286 were due to the application of a systematic fair valuation model factor.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2017 is not presented.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$1,104,098,484
Cash	5,092
Cash denominated in foreign currencies (c)	532,527
Receivable for:
Investments sold	2,948,380
Fund shares sold	203,426
Dividends	4,521,679
Variation margin on futures contracts	14,850

Total Assets	1,112,324,438
Liabilities
Collateral for securities loaned	5,703,334
Payables for:
Investments purchased	195,957
Fund shares redeemed	5,195,703
Accrued Expenses:
Management fees	271,566
Distribution and service fees	116,841
Deferred trustees’ fees	103,290
Other expenses	553,031

Total Liabilities	12,139,722

Net Assets	$1,100,184,716

Net Assets Consist of:
Paid in surplus	$966,314,855
Undistributed net investment income	10,874,903
Accumulated net realized loss	(35,600,989)
Unrealized appreciation on investments, futures contracts and foreign currency transactions	158,595,947

Net Assets	$1,100,184,716

Net Assets
Class A	$548,338,670
Class B	412,374,524
Class E	30,794,549
Class G	108,676,973
Capital Shares Outstanding*
Class A	41,199,915
Class B	31,586,228
Class E	2,324,660
Class G	8,374,632
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.31
Class B	13.06
Class E	13.25
Class G	12.98

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $945,627,260.
(b)	Includes securities loaned at value of $5,441,992.
(c)	Identified cost of cash denominated in foreign currencies was $531,627.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (a)	$21,060,338
Interest	57,249
Securities lending income	247,485

Total investment income	21,365,072
Expenses
Management fees	1,599,571
Administration fees	16,973
Custodian and accounting fees	137,938
Distribution and service fees—Class B	508,056
Distribution and service fees—Class E	22,886
Distribution and service fees—Class G	156,357
Audit and tax services	21,648
Legal	18,678
Trustees’ fees and expenses	26,317
Shareholder reporting	81,896
Insurance	3,422
Miscellaneous	92,511

Total expenses	2,686,253
Less management fee waiver	(16,127)

Net expenses	2,670,126

Net Investment Income	18,694,946

Net Realized and Unrealized Gain
Net realized gain on:
Investments	5,412,338
Futures contracts	2,211,431
Foreign currency transactions	32,473

Net realized gain	7,656,242

Net change in unrealized appreciation on:
Investments	115,549,818
Futures contracts	190,558
Foreign currency transactions	147,171

Net change in unrealized appreciation	115,887,547

Net realized and unrealized gain	123,543,789

Net Increase in Net Assets From Operations	$142,238,735

(a)	Net of foreign withholding taxes of $2,134,613.

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$18,694,946	$27,801,838
Net realized gain	7,656,242	1,294,778
Net change in unrealized appreciation (depreciation)	115,887,547	(13,397,235)

Increase in net assets from operations	142,238,735	15,699,381

From Distributions to Shareholders
Net investment income
Class A	(14,750,511)	(12,581,615)
Class B	(10,394,985)	(9,346,457)
Class E	(789,604)	(740,137)
Class G	(2,690,889)	(2,272,642)

Total distributions	(28,625,989)	(24,940,851)

Increase (decrease) in net assets from capital share transactions	(31,124,168)	43,616,044

Total increase in net assets	82,488,578	34,374,574

Net Assets
Beginning of period	1,017,696,138	983,321,564

End of period	$1,100,184,716	$1,017,696,138

Undistributed net investment income
End of period	$10,874,903	$20,805,946

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	1,201,602	$15,363,365	5,749,280	$65,578,434
Reinvestments	1,113,246	14,750,511	1,120,357	12,581,615
Redemptions	(2,790,440)	(36,034,808)	(3,480,264)	(41,023,397)

Net increase (decrease)	(475,592)	$(5,920,932)	3,389,373	$37,136,652

Class B
Sales	348,373	$4,305,411	2,296,371	$26,002,064
Reinvestments	799,614	10,394,985	848,135	9,346,457
Redemptions	(2,866,980)	(36,738,095)	(2,928,273)	(34,015,204)

Net increase (decrease)	(1,718,993)	$(22,037,699)	216,233	$1,333,317

Class E
Sales	26,822	$340,276	105,785	$1,216,258
Reinvestments	59,864	789,604	66,202	740,137
Redemptions	(248,835)	(3,222,152)	(278,954)	(3,258,030)

Net decrease	(162,149)	$(2,092,272)	(106,967)	$(1,301,635)

Class G
Sales	528,393	$6,592,959	1,362,232	$15,441,431
Reinvestments	208,273	2,690,889	207,358	2,272,642
Redemptions	(820,202)	(10,357,113)	(978,555)	(11,266,363)

Net increase (decrease)	(83,536)	$(1,073,265)	591,035	$6,447,710

Increase (decrease) derived from capital shares transactions		$(31,124,168)		$43,616,044

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.97		$12.14	$12.67	$13.83	$11.72	$10.22

Income (Loss) from Investment Operations
Net investment income (a)	0.23		0.34 (b)	0.34	0.45	0.35	0.35
Net realized and unrealized gain (loss) on investments	1.48		(0.20)	(0.45)	(1.26)	2.15	1.49

Total from investment operations	1.71		0.14	(0.11)	(0.81)	2.50	1.84

Less Distributions
Distributions from net investment income	(0.37)		(0.31)	(0.42)	(0.35)	(0.39)	(0.34)

Total distributions	(0.37)		(0.31)	(0.42)	(0.35)	(0.39)	(0.34)

Net Asset Value, End of Period	$13.31		$11.97	$12.14	$12.67	$13.83	$11.72

Total Return (%) (c)	14.26	(d)	1.34	(1.09)	(6.00)	21.86	18.33

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.37	(e)	0.38	0.40	0.40	0.40	0.41
Net ratio of expenses to average net assets (%) (f)	0.37	(e)	0.38	0.40	0.40	0.40	0.40
Ratio of net investment income to average net assets (%)	3.64	(e)	2.93 (b)	2.59	3.34	2.76	3.25
Portfolio turnover rate (%)	4	(d)	12	9	9	10	8
Net assets, end of period (in millions)	$548.3		$498.7	$464.9	$430.0	$394.5	$297.7

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.73		$11.91	$12.43	$13.58	$11.52	$10.05

Income (Loss) from Investment Operations
Net investment income (a)	0.21		0.31 (b)	0.30	0.42	0.31	0.32
Net realized and unrealized gain (loss) on investments	1.45		(0.21)	(0.43)	(1.25)	2.11	1.46

Total from investment operations	1.66		0.10	(0.13)	(0.83)	2.42	1.78

Less Distributions
Distributions from net investment income	(0.33)		(0.28)	(0.39)	(0.32)	(0.36)	(0.31)

Total distributions	(0.33)		(0.28)	(0.39)	(0.32)	(0.36)	(0.31)

Net Asset Value, End of Period	$13.06		$11.73	$11.91	$12.43	$13.58	$11.52

Total Return (%) (c)	14.20	(d)	1.00	(1.28)	(6.27)	21.52	18.02

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	(e)	0.63	0.65	0.65	0.65	0.66
Net ratio of expenses to average net assets (%) (f)	0.62	(e)	0.63	0.65	0.65	0.65	0.65
Ratio of net investment income to average net assets (%)	3.38	(e)	2.69 (b)	2.37	3.14	2.55	2.99
Portfolio turnover rate (%)	4	(d)	12	9	9	10	8
Net assets, end of period (in millions)	$412.4		$390.7	$394.0	$405.3	$422.9	$375.4
Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.90		$12.08	$12.60	$13.75	$11.66	$10.17

Income (Loss) from Investment Operations
Net investment income (a)	0.22		0.33 (b)	0.32	0.44	0.33	0.33
Net realized and unrealized gain (loss) on investments	1.48		(0.22)	(0.44)	(1.26)	2.13	1.48

Total from investment operations	1.70		0.11	(0.12)	(0.82)	2.46	1.81

Less Distributions
Distributions from net investment income	(0.35)		(0.29)	(0.40)	(0.33)	(0.37)	(0.32)

Total distributions	(0.35)		(0.29)	(0.40)	(0.33)	(0.37)	(0.32)

Net Asset Value, End of Period	$13.25		$11.90	$12.08	$12.60	$13.75	$11.66

Total Return (%) (c)	14.26	(d)	1.08	(1.18)	(6.11)	21.62	18.13

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.52	(e)	0.53	0.55	0.55	0.55	0.56
Net ratio of expenses to average net assets (%) (f)	0.52	(e)	0.53	0.55	0.55	0.55	0.55
Ratio of net investment income to average net assets (%)	3.47	(e)	2.80 (b)	2.48	3.26	2.66	3.11
Portfolio turnover rate (%)	4	(d)	12	9	9	10	8
Net assets, end of period (in millions)	$30.8		$29.6	$31.3	$34.3	$38.9	$37.0

	Class G
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.66		$11.84	$12.36	$13.51	$11.47	$10.01

Income (Loss) from Investment Operations
Net investment income (a)	0.21		0.30 (b)	0.29	0.41	0.31	0.31
Net realized and unrealized gain (loss) on investments	1.44		(0.20)	(0.42)	(1.25)	2.09	1.46

Total from investment operations	1.65		0.10	(0.13)	(0.84)	2.40	1.77

Less Distributions
Distributions from net investment income	(0.33)		(0.28)	(0.39)	(0.31)	(0.36)	(0.31)

Total distributions	(0.33)		(0.28)	(0.39)	(0.31)	(0.36)	(0.31)

Net Asset Value, End of Period	$12.98		$11.66	$11.84	$12.36	$13.51	$11.47

Total Return (%) (c)	14.16	(d)	0.97	(1.31)	(6.33)	21.44	17.94

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67	(e)	0.68	0.70	0.70	0.70	0.71
Net ratio of expenses to average net assets (%) (f)	0.67	(e)	0.68	0.70	0.70	0.70	0.70
Ratio of net investment income to average net assets (%)	3.34	(e)	2.63 (b)	2.32	3.10	2.49	2.94
Portfolio turnover rate (%)	4	(d)	12	9	9	10	8
Net assets, end of period (in millions)	$108.7		$98.6	$93.1	$90.7	$99.3	$69.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.04% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife MSCI EAFE Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

BHFTII-21

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions and passive foreign investment companies (“PFICs”). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

BHFTII-22

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $4,753,334. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2017
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(5,641,836)	$—	$—	$—	$(5,641,836)
Mutual Funds	(61,498)	—	—	—	(61,498)
Total	$(5,703,334)	$—	$—	$—	$(5,703,334)
Total Borrowings	$(5,703,334)	$—	$—	$—	$(5,703,334)
Gross amount of recognized liabilities for securities lending transactions					$(5,703,334)

BHFTII-23

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2017 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$77,800

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$2,211,431

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$190,558

For the six months ended June 30, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$10,350

‡	Averages are based on activity levels during the period.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements

BHFTII-24

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$42,150,041	$0	$82,921,886

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.300% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2017 were $1,599,571.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIA an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.050%	On the first $500 million
0.040%	Of the next $500 million
0.020%	On amounts over $1 billion

Fees earned by MIA with respect to the Portfolio for the six months ended June 30, 2017 were $230,611.

BHFTII-25

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$24,940,851	$30,966,932	$—	$—	$24,940,851	$30,966,932

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$28,503,271	$—	$30,097,317	$(26,531,041)	$(11,719,235)	$20,350,312

BHFTII-26

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the post-enactment accumulated short-term capital losses were $2,156,264, the post-enactment accumulated long-term capital losses were $9,562,971 and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/18	Total
$23,421,712	$3,109,329	$26,531,041

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

10. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTII-27

Brighthouse Funds Trust II

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
75,106,15	2,791,00	6,730,081

To Approve a Subadvisory Agreement between the Manager and MetLife Investment Advisors, LLC

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
75,055,545	2,772,629	6,799,068

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	78,155,466	6,471,775
Robert Boulware	78,188,922	6,438,319
Susan C. Gause	78,292,748	6,334,492
Nancy Hawthorne	78,245,824	6,381,417
Barbara A. Nugent	78,282,697	6,344,544
John Rosenthal	78,094,145	6,533,095
Linda B. Strumpf	78,259,394	6,367,847
Dawn M. Vroegop	78,152,806	6,474,435

BHFTII-28

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Managed By MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A, B, E and G shares of the MetLife Russell 2000 Index Portfolio returned 5.02%, 4.90%, 4.96%, and 4.83%, respectively. The Portfolio’s benchmark, the Russell 2000 Index1, returned 4.99%.

MARKET ENVIRONMENT / CONDITIONS

During the first six months of 2017, equity markets continued to make new all-time highs, rallying on the strength of the global economy, strong corporate earnings, and optimism about potential changes to financial regulation and tax reform. The equity markets also reacted positively to U.S. lawmakers reaching an agreement on a spending bill, the outcome of the French Presidential elections, and better than expected macroeconomic data, including U.S. manufacturing, U.S. nonfarm payrolls, and U.S. consumer sentiment. Equity markets remained resilient despite the United Kingdom (“U.K.”) Conservative Party’s failure to win a majority in the U.K. snap election on June 8th and increased political risks in the U.S. after President Trump fired FBI Director Comey. Other factors that weighed on the equity markets included geopolitical tensions in Syria and North Korea, two rate hikes by the Federal Reserve (the “Fed”), and the Federal Open Market Committee (the “FOMC”) minutes showing members discussed the potential shrinking of the Fed balance sheet by as early as December.

During the first six months, the FOMC met four times and raised the target range for the Federal Funds Rate twice to 1.00% to 1.25%. The FOMC stated that the labor market had continued to strengthen and that economic activity had been rising moderately so far this year. The FOMC also stated that job gains had moderated but had been solid since the beginning of the year.

Seven of the nine sectors comprising the Russell 2000 Index experienced positive returns for the first six months of 2017. Health Care (12.1% beginning weight in the benchmark), up 22.6%, was the best performing sector and had the largest positive impact on the benchmark return. Technology (14.2% beginning weight), up 11.1%, and Utilities (4.5% beginning weight), up 7.7%, were the next best-performing sectors. Energy (3.5% beginning weight), down 26.7%, and Consumer Staples (2.6% begging weight), down 7.3% were the worst performing sectors.

The stocks with the largest positive impact on the benchmark return for the first half of the year were Universal Display, up 108.7%; Coherent, up 74.0%; and Chemours, up 63.2%. The stocks with the largest negative impact were Oasis Petroleum, down 46.8%; PDC Energy, down 40.6%; and U.S. Silica Holdings, down 37.2%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the Russell 2000 Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across sectors. The Portfolio is periodically rebalanced for compositional changes in the Russell 2000 Index. Factors that impact tracking error include sampling, transaction costs, cash drag, securities lending, NAV rounding, contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Russell 2000 Index Portfolio
Class A	5.02	24.54	13.74	6.90	—
Class B	4.90	24.27	13.45	6.63	—
Class E	4.96	24.39	13.56	6.74	—
Class G	4.83	24.18	13.40	—	15.56
Russell 2000 Index	4.99	24.60	13.70	6.92	—

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 11/9/98, 1/2/01, 5/1/01 and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
iShares Russell 2000 Index Fund	2.9
Kite Pharma, Inc.	0.2
Bluebird Bio, Inc.	0.2
Gramercy Property Trust	0.2
Catalent, Inc.	0.2
HealthSouth Corp.	0.2
Medidata Solutions, Inc.	0.2
IDACORP, Inc.	0.2
PAREXEL International Corp.	0.2
Fair Isaac Corp.	0.2

Top Sectors

% of Net Assets
Financials	19.9
Information Technology	16.0
Health Care	14.2
Industrials	13.7
Consumer Discretionary	11.7
Real Estate	7.1
Materials	4.1
Utilities	3.5
Energy	3.4
Consumer Staples	2.6

BHFTII-2

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Russell 2000 Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.30%	$1,000.00	$1,050.20	$1.53
	Hypothetical*	0.30%	$1,000.00	$1,023.31	$1.51

Class B(a)	Actual	0.55%	$1,000.00	$1,049.00	$2.79
	Hypothetical*	0.55%	$1,000.00	$1,022.07	$2.76

Class E(a)	Actual	0.45%	$1,000.00	$1,049.60	$2.29
	Hypothetical*	0.45%	$1,000.00	$1,022.56	$2.26

Class G(a)	Actual	0.60%	$1,000.00	$1,048.30	$3.05
	Hypothetical*	0.60%	$1,000.00	$1,021.82	$3.01

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—94.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.4%
AAR Corp.	16,635	$578,233
Aerojet Rocketdyne Holdings, Inc. (a)	32,670	679,536
Aerovironment, Inc. (a) (b)	8,967	342,539
Astronics Corp. (a)	10,382	316,340
Axon Enterprise, Inc. (a) (b)	26,071	655,425
Cubic Corp. (b)	12,431	575,555
Curtiss-Wright Corp.	20,138	1,848,266
DigitalGlobe, Inc. (a)	29,669	987,978
Ducommun, Inc. (a)	5,959	188,185
Engility Holdings, Inc. (a)	8,737	248,131
Esterline Technologies Corp. (a)	12,259	1,162,153
KEYW Holding Corp. (The) (a)	23,744	222,006
KLX, Inc. (a)	24,991	1,249,550
Kratos Defense & Security Solutions, Inc. (a)	32,972	391,378
Mercury Systems, Inc. (a)	22,228	935,577
Moog, Inc. - Class A (a)	15,634	1,121,270
National Presto Industries, Inc.	2,572	284,206
Triumph Group, Inc.	24,082	760,991
Vectrus, Inc. (a)	5,647	182,511
Wesco Aircraft Holdings, Inc. (a)	29,211	316,939

		13,046,769

Air Freight & Logistics—0.3%
Air Transport Services Group, Inc. (a)	24,693	537,814
Atlas Air Worldwide Holdings, Inc. (a)	11,728	611,615
Echo Global Logistics, Inc. (a)	14,649	291,515
Forward Air Corp.	14,772	787,052
HUB Group, Inc. - Class A (a)	15,117	579,737

		2,807,733

Airlines—0.3%
Allegiant Travel Co.	6,072	823,363
Hawaiian Holdings, Inc. (a)	24,998	1,173,656
SkyWest, Inc.	24,419	857,107

		2,854,126

Auto Components—1.1%
American Axle & Manufacturing Holdings, Inc. (a)	40,918	638,321
Cooper Tire & Rubber Co. (b)	24,706	891,887
Cooper-Standard Holdings, Inc. (a)	8,249	832,077
Dana, Inc.	69,361	1,548,831
Dorman Products, Inc. (a)	12,774	1,057,304
Fox Factory Holding Corp. (a)	16,609	591,280
Gentherm, Inc. (a)	17,276	670,309
Horizon Global Corp. (a)	9,617	138,100
LCI Industries	11,598	1,187,635
Modine Manufacturing Co. (a)	23,187	383,745
Motorcar Parts of America, Inc. (a) (b)	8,000	225,920
Standard Motor Products, Inc.	9,638	503,296
Stoneridge, Inc. (a)	13,705	211,194
Superior Industries International, Inc.	12,615	259,238
Tenneco, Inc.	24,415	1,411,919
Tower International, Inc.	10,455	234,715

		10,785,771

Automobiles—0.1%
Winnebago Industries, Inc.	14,967	523,845

Banks—9.7%
1st Source Corp.	7,645	366,501
Access National Corp.	7,093	188,106
Allegiance Bancshares, Inc. (a)	5,825	223,098
American National Bankshares, Inc.	4,311	159,291
Ameris Bancorp	16,855	812,411
Ames National Corp.	4,647	142,198
Arrow Financial Corp. (b)	5,994	189,710
Atlantic Capital Bancshares, Inc. (a)	10,440	198,360
Banc of California, Inc. (b)	23,881	513,441
BancFirst Corp.	3,589	346,697
Banco Latinoamericano de Comercio Exterior S.A. - Class E	14,005	383,457
Bancorp, Inc. (The) (a)	25,747	195,162
BancorpSouth, Inc.	41,566	1,267,763
Bank of Marin Bancorp	3,199	196,898
Bank of NT Butterfield & Son, Ltd. (The)	25,319	863,378
Banner Corp.	14,787	835,613
Bar Harbor Bankshares	7,342	226,280
Berkshire Hills Bancorp, Inc.	16,861	592,664
Blue Hills Bancorp, Inc.	13,063	233,828
Boston Private Financial Holdings, Inc.	40,232	617,561
Bridge Bancorp, Inc.	8,870	295,371
Brookline Bancorp, Inc.	33,001	481,815
Bryn Mawr Bank Corp. (b)	8,151	346,418
Camden National Corp. (b)	7,839	336,371
Canadian Imperial Bank of Commerce	1	48
Capital Bank Financial Corp. - Class A	13,845	527,494
Capital City Bank Group, Inc.	5,769	117,803
Carolina Financial Corp.	7,115	229,957
Cathay General Bancorp	34,405	1,305,670
CenterState Banks, Inc.	25,544	635,024
Central Pacific Financial Corp.	15,142	476,519
Central Valley Community Bancorp	5,248	116,296
Chemical Financial Corp.	33,111	1,602,904
Citizens & Northern Corp.	6,716	156,214
City Holding Co.	7,242	477,031
CNB Financial Corp. (b)	6,782	162,565
CoBiz Financial, Inc.	17,832	310,277
Codorus Valley Bancorp, Inc.	4,262	121,041
Columbia Banking System, Inc. (b)	28,451	1,133,772
Community Bank System, Inc. (b)	22,304	1,243,894
Community Trust Bancorp, Inc.	8,162	357,088
ConnectOne Bancorp, Inc. (b)	13,860	312,543
CU Bancorp (a)	8,163	295,092
Customers Bancorp, Inc. (a)	13,560	383,477
CVB Financial Corp. (b)	48,585	1,089,762
Eagle Bancorp, Inc. (a)	15,010	950,133
Enterprise Bancorp, Inc.	4,064	144,435
Enterprise Financial Services Corp.	10,782	439,906
Equity Bancshares, Inc. - Class A (a)	5,404	165,579
Farmers & Merchants Bancorp, Inc.	3,225	199,950
Farmers Capital Bank Corp. (b)	3,713	143,136
Farmers National Banc Corp.	13,414	194,503
FB Financial Corp. (a)	3,500	126,665

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
FCB Financial Holdings, Inc. - Class A (a)	16,597	$792,507
Fidelity Southern Corp.	10,827	247,505
Financial Institutions, Inc.	6,461	192,538
First Bancorp	11,162	348,924
First BanCorp (a)	78,497	454,498
First Bancorp, Inc.	5,308	143,634
First Bancshares, Inc. (The)	4,454	122,930
First Busey Corp.	18,353	538,110
First Citizens BancShares, Inc. - Class A	3,585	1,336,129
First Commonwealth Financial Corp.	45,936	582,468
First Community Bancshares, Inc.	8,470	231,655
First Connecticut Bancorp, Inc.	7,629	195,684
First Financial Bancorp (b)	28,214	781,528
First Financial Bankshares, Inc.	30,167	1,333,381
First Financial Corp.	5,203	246,102
First Foundation, Inc. (a)	13,966	229,461
First Interstate BancSystem, Inc. - Class A	11,722	436,058
First Merchants Corp.	20,166	809,463
First Mid-Illinois Bancshares, Inc.	4,235	145,006
First Midwest Bancorp, Inc.	47,879	1,116,059
First of Long Island Corp. (The)	9,924	283,826
Flushing Financial Corp.	13,422	378,366
Franklin Financial Network, Inc. (a)	4,922	203,033
Fulton Financial Corp. (b)	82,075	1,559,425
German American Bancorp, Inc.	10,138	345,604
Glacier Bancorp, Inc. (b)	35,986	1,317,447
Great Southern Bancorp, Inc.	4,991	267,019
Great Western Bancorp, Inc.	28,884	1,178,756
Green Bancorp, Inc. (a)	11,285	218,929
Guaranty Bancorp	11,425	310,760
Hancock Holding Co.	39,741	1,947,309
Hanmi Financial Corp.	15,681	446,124
HarborOne Bancorp, Inc. (a) (b)	7,619	152,075
Heartland Financial USA, Inc.	10,964	516,404
Heritage Commerce Corp.	17,854	246,028
Heritage Financial Corp.	12,644	335,066
Hilltop Holdings, Inc.	34,409	901,860
Home BancShares, Inc.	60,410	1,504,209
HomeTrust Bancshares, Inc. (a)	6,444	157,234
Hope Bancorp, Inc.	59,993	1,118,869
Horizon Bancorp	9,708	255,806
Iberiabank Corp.	23,786	1,938,559
Independent Bank Corp.	11,863	258,020
Independent Bank Corp./Rockland Trust (b)	12,760	850,454
Independent Bank Group, Inc.	8,423	501,169
International Bancshares Corp.	25,537	895,072
Investors Bancorp, Inc.	121,099	1,617,883
Lakeland Bancorp, Inc.	19,901	375,134
Lakeland Financial Corp.	12,208	560,103
LegacyTexas Financial Group, Inc.	21,060	803,018
Live Oak Bancshares, Inc. (b)	10,388	251,390
Macatawa Bank Corp.	14,416	137,529
MainSource Financial Group, Inc.	11,883	398,199
MB Financial, Inc.	37,830	1,666,033
Mercantile Bank Corp.	8,647	272,208
Midland States Bancorp, Inc.	7,521	252,104
MidWestOne Financial Group, Inc.	5,585	189,276

Banks—(Continued)
MutualFirst Financial, Inc.	3,246	115,882
National Bank Holdings Corp. - Class A	12,889	426,755
National Bankshares, Inc. (b)	3,487	142,270
National Commerce Corp. (a)	4,628	183,037
NBT Bancorp, Inc.	20,117	743,323
Nicolet Bankshares, Inc. (a) (b)	4,410	241,271
OFG Bancorp	19,884	198,840
Old Line Bancshares, Inc.	4,370	123,147
Old National Bancorp	65,101	1,122,992
Old Second Bancorp, Inc.	14,296	165,119
Opus Bank	8,631	208,870
Pacific Continental Corp.	10,841	276,988
Pacific Premier Bancorp, Inc. (a)	18,545	684,310
Paragon Commercial Corp. (a)	2,223	116,641
Park National Corp.	6,727	697,724
Park Sterling Corp.	23,392	277,897
Peapack Gladstone Financial Corp.	6,672	208,767
People’s Utah Bancorp	7,011	187,895
Peoples Bancorp, Inc.	6,641	213,375
Peoples Financial Services Corp.	3,673	160,620
Preferred Bank	5,630	301,036
QCR Holdings, Inc.	5,811	275,441
Renasant Corp.	20,087	878,605
Republic Bancorp, Inc. - Class A	5,421	193,530
Republic First Bancorp, Inc. (a)	25,144	232,582
S&T Bancorp, Inc.	15,660	561,568
Sandy Spring Bancorp, Inc.	10,533	428,272
Seacoast Banking Corp. of Florida (a)	19,096	460,214
ServisFirst Bancshares, Inc. (b)	20,928	772,034
Sierra Bancorp	5,841	143,397
Simmons First National Corp. - Class A (b)	13,943	737,585
South State Corp.	13,538	1,160,207
Southern First Bancshares, Inc. (a)	3,419	126,674
Southside Bancshares, Inc. (b)	12,997	454,115
Southwest Bancorp, Inc.	9,007	230,129
State Bank Financial Corp. (b)	16,379	444,198
Sterling Bancorp	61,628	1,432,851
Stock Yards Bancorp, Inc.	10,633	413,624
Stonegate Bank	6,802	314,116
Summit Financial Group, Inc.	5,705	125,510
Sun Bancorp, Inc.	4,652	114,672
Texas Capital Bancshares, Inc. (a)	23,642	1,829,891
Tompkins Financial Corp. (b)	6,912	544,113
Towne Bank	27,456	845,645
TriCo Bancshares	9,787	344,013
TriState Capital Holdings, Inc. (a)	11,422	287,834
Triumph Bancorp, Inc. (a)	7,480	183,634
Trustmark Corp. (b)	31,188	1,003,006
UMB Financial Corp.	20,613	1,543,089
Umpqua Holdings Corp.	104,556	1,919,648
Union Bankshares Corp.	20,843	706,578
United Bankshares, Inc. (b)	46,665	1,829,268
United Community Banks, Inc.	34,521	959,684
Univest Corp. of Pennsylvania (b)	12,133	363,383
Valley National Bancorp	120,808	1,426,742
Veritex Holdings, Inc. (a)	7,183	189,128
Washington Trust Bancorp, Inc.	7,713	397,605

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
WashingtonFirst Bankshares, Inc.	4,653	$160,668
WesBanco, Inc.	19,861	785,304
West Bancorp, Inc.	8,036	190,051
Westamerica Bancorp (b)	11,738	657,798
Wintrust Financial Corp.	25,865	1,977,121

		92,765,396

Beverages—0.2%
Boston Beer Co., Inc. (The)—Class A (a)	4,334	572,738
Coca-Cola Bottling Co. Consolidated	2,376	543,795
Craft Brew Alliance, Inc. (a)	6,574	110,772
MGP Ingredients, Inc. (b)	5,440	278,365
National Beverage Corp.	5,742	537,221
Primo Water Corp. (a)	10,997	139,662

		2,182,553

Biotechnology—5.0%
Acceleron Pharma, Inc. (a) (b)	15,302	465,028
Achaogen, Inc. (a)	14,077	305,893
Achillion Pharmaceuticals, Inc. (a)	56,103	257,513
Acorda Therapeutics, Inc. (a) (b)	20,455	402,963
Adamas Pharmaceuticals, Inc. (a) (b)	7,040	123,130
Aduro Biotech, Inc. (a) (b)	18,643	212,530
Advaxis, Inc. (a) (b)	18,811	122,083
Agenus, Inc. (a) (b)	38,088	148,924
Aimmune Therapeutics, Inc. (a) (b)	17,085	351,268
Akebia Therapeutics, Inc. (a)	15,312	220,033
Alder Biopharmaceuticals, Inc. (a)	23,239	266,087
AMAG Pharmaceuticals, Inc. (a)	16,034	295,026
Amicus Therapeutics, Inc. (a) (b)	70,916	714,124
Arena Pharmaceuticals, Inc. (a)	16,034	270,494
Array BioPharma, Inc. (a)	82,904	693,906
Atara Biotherapeutics, Inc. (a) (b)	11,963	167,482
Audentes Therapeutics, Inc. (a)	7,930	151,701
Avexis, Inc. (a) (b)	11,567	950,345
Axovant Sciences, Ltd. (a) (b)	13,161	305,204
Bellicum Pharmaceuticals, Inc. (a)	11,404	133,199
BioCryst Pharmaceuticals, Inc. (a)	42,881	238,418
Biohaven Pharmaceutical Holding Co., Ltd. (a)	6,839	170,975
BioSpecifics Technologies Corp. (a)	3,039	150,461
BioTime, Inc. (a) (b)	39,767	125,266
Bluebird Bio, Inc. (a)	21,319	2,239,561
Blueprint Medicines Corp. (a)	18,305	927,514
Calithera Biosciences, Inc. (a)	15,177	225,378
Cara Therapeutics, Inc. (a) (b)	11,468	176,493
Celldex Therapeutics, Inc. (a) (b)	47,742	117,923
Chimerix, Inc. (a)	24,480	133,416
Clovis Oncology, Inc. (a)	20,203	1,891,607
Coherus Biosciences, Inc. (a)	18,745	268,991
Concert Pharmaceuticals, Inc. (a)	8,973	125,173
Corbus Pharmaceuticals Holdings, Inc. (a)	23,089	145,461
Curis, Inc. (a)	63,039	119,144
Cytokinetics, Inc. (a)	18,716	226,464
CytomX Therapeutics, Inc. (a)	11,599	179,784
Dynavax Technologies Corp. (a)	24,492	236,348
Eagle Pharmaceuticals, Inc. (a)	4,073	321,319

Biotechnology—(Continued)
Editas Medicine, Inc. (a)	16,553	277,759
Emergent BioSolutions, Inc. (a) (b)	15,717	532,963
Enanta Pharmaceuticals, Inc. (a)	7,598	273,376
Epizyme, Inc. (a)	20,920	315,892
Esperion Therapeutics, Inc. (a)	7,538	348,859
Exact Sciences Corp. (a) (b)	50,476	1,785,336
FibroGen, Inc. (a)	28,052	906,080
Five Prime Therapeutics, Inc. (a) (b)	13,422	404,136
Flexion Therapeutics, Inc. (a)	12,372	250,162
Foundation Medicine, Inc. (a) (b)	7,156	284,451
Genomic Health, Inc. (a)	8,810	286,765
Geron Corp. (a) (b)	75,588	209,379
Global Blood Therapeutics, Inc. (a)	17,581	480,840
Halozyme Therapeutics, Inc. (a) (b)	51,119	655,346
Heron Therapeutics, Inc. (a)	22,046	305,337
Ignyta, Inc. (a)	24,664	255,272
ImmunoGen, Inc. (a) (b)	46,019	327,195
Immunomedics, Inc. (a) (b)	49,803	439,760
Inovio Pharmaceuticals, Inc. (a)	36,297	284,568
Insmed, Inc. (a) (b)	30,343	520,686
Insys Therapeutics, Inc. (a)	11,118	140,643
Intellia Therapeutics, Inc. (a)	7,597	121,552
Invitae Corp. (a)	15,995	152,912
Iovance Biotherapeutics, Inc. (a)	25,388	186,602
Ironwood Pharmaceuticals, Inc. (a) (b)	63,682	1,202,316
Karyopharm Therapeutics, Inc. (a)	15,254	138,049
Keryx Biopharmaceuticals, Inc. (a) (b)	40,309	291,434
Kite Pharma, Inc. (a)	22,783	2,361,914
La Jolla Pharmaceutical Co. (a)	8,585	255,575
Lexicon Pharmaceuticals, Inc. (a) (b)	23,843	392,217
Ligand Pharmaceuticals, Inc. (a)	9,331	1,132,783
Loxo Oncology, Inc. (a)	9,462	758,758
MacroGenics, Inc. (a)	14,803	259,201
MiMedx Group, Inc. (a) (b)	48,233	722,048
Minerva Neurosciences, Inc. (a)	13,222	117,015
Momenta Pharmaceuticals, Inc. (a)	32,218	544,484
Myriad Genetics, Inc. (a)	29,763	769,076
NantKwest, Inc. (a)	16,339	124,013
Natera, Inc. (a)	13,813	150,009
Novavax, Inc. (a)	138,764	159,579
Organovo Holdings, Inc. (a) (b)	45,372	119,328
Otonomy, Inc. (a)	12,561	236,775
PDL BioPharma, Inc. (a)	77,531	191,502
Portola Pharmaceuticals, Inc. (a)	23,603	1,325,781
Progenics Pharmaceuticals, Inc. (a)	32,263	219,066
Prothena Corp. plc (a)	18,324	991,695
PTC Therapeutics, Inc. (a) (b)	15,786	289,357
Puma Biotechnology, Inc. (a)	13,791	1,205,333
Ra Pharmaceuticals, Inc. (a)	6,123	114,745
Radius Health, Inc. (a)	17,562	794,329
REGENXBIO, Inc. (a)	11,312	223,412
Repligen Corp. (a)	15,913	659,435
Retrophin, Inc. (a)	16,403	318,054
Rigel Pharmaceuticals, Inc. (a)	66,270	180,917
Sage Therapeutics, Inc. (a)	16,174	1,288,097
Sangamo Therapeutics, Inc. (a)	31,616	278,221
Sarepta Therapeutics, Inc. (a)	24,301	819,187

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Seres Therapeutics, Inc. (a)	10,787	$121,893
Spark Therapeutics, Inc. (a)	10,993	656,722
Spectrum Pharmaceuticals, Inc. (a) (b)	40,647	302,820
Synergy Pharmaceuticals, Inc. (a)	108,329	482,064
Syros Pharmaceuticals, Inc. (a)	6,687	107,594
TG Therapeutics, Inc. (a)	20,926	210,306
Ultragenyx Pharmaceutical, Inc. (a)	18,315	1,137,545
Vanda Pharmaceuticals, Inc. (a)	20,273	330,450
Versartis, Inc. (a)	16,518	288,239
Xencor, Inc. (a)	16,674	351,988
ZIOPHARM Oncology, Inc. (a)	61,375	381,752

		47,327,578

Building Products—1.2%
AAON, Inc.	19,095	703,651
Advanced Drainage Systems, Inc.	15,729	316,153
American Woodmark Corp. (a)	6,699	640,090
Apogee Enterprises, Inc.	13,684	777,799
Armstrong Flooring, Inc. (a)	11,681	209,908
Builders FirstSource, Inc. (a)	45,999	704,705
Caesarstone, Ltd. (a)	11,687	409,629
Continental Building Products, Inc. (a)	17,313	403,393
CSW Industrials, Inc. (a)	6,168	238,393
Gibraltar Industries, Inc. (a)	14,856	529,616
Griffon Corp.	14,438	316,914
Insteel Industries, Inc. (b)	9,004	296,862
JELD-WEN Holding, Inc. (a)	12,966	420,876
Masonite International Corp. (a)	14,468	1,092,334
NCI Building Systems, Inc. (a)	19,586	327,086
Patrick Industries, Inc. (a)	7,120	518,692
PGT Innovations, Inc. (a)	22,494	287,923
Ply Gem Holdings, Inc. (a)	11,295	202,745
Quanex Building Products Corp. (b)	17,697	374,292
Simpson Manufacturing Co., Inc. (b)	19,498	852,258
Trex Co., Inc. (a)	13,934	942,774
Universal Forest Products, Inc.	9,556	834,334

		11,400,427

Capital Markets—1.2%
Arlington Asset Investment Corp. - Class A (b)	10,056	137,466
Artisan Partners Asset Management, Inc. - Class A	21,101	647,801
B. Riley Financial, Inc.	7,166	132,929
Cohen & Steers, Inc. (b)	9,693	392,954
Cowen Group, Inc. - Class A (a) (b)	13,196	214,435
Diamond Hill Investment Group, Inc.	1,546	308,272
Donnelley Financial Solutions, Inc. (a)	12,862	295,311
Evercore Partners, Inc. - Class A	19,123	1,348,171
Financial Engines, Inc.	27,468	1,005,329
Greenhill & Co., Inc. (b)	13,790	277,179
Hamilton Lane, Inc. - Class A	9,116	200,461
Houlihan Lokey, Inc.	10,141	353,921
International FCStone, Inc. (a)	7,668	289,544
Investment Technology Group, Inc.	17,949	381,237
KCG Holdings, Inc. - Class A (a)	19,230	383,446

Capital Markets—(Continued)
Ladenburg Thalmann Financial Services, Inc. (a)	51,479	125,609
Moelis & Co. - Class A	11,404	443,045
OM Asset Management plc	26,565	394,756
Piper Jaffray Cos.	7,063	423,427
PJT Partners, Inc. - Class A	7,794	313,475
Safeguard Scientifics, Inc. (a)	10,084	120,000
Stifel Financial Corp. (a)	31,175	1,433,426
Virtu Financial, Inc. - Class A	12,905	227,773
Virtus Investment Partners, Inc.	3,239	359,367
Waddell & Reed Financial, Inc. - Class A (b)	38,993	736,188
Westwood Holdings Group, Inc.	3,235	183,392
WisdomTree Investments, Inc. (b)	53,688	546,007

		11,674,921

Chemicals—2.0%
A. Schulman, Inc.	12,704	406,528
AdvanSix, Inc. (a)	14,472	452,105
American Vanguard Corp.	14,887	256,801
Balchem Corp. (b)	14,840	1,153,216
Calgon Carbon Corp.	24,113	364,106
Chase Corp.	3,533	376,971
Ferro Corp. (a)	40,624	743,013
Flotek Industries, Inc. (a) (b)	28,523	254,996
FutureFuel Corp.	10,195	153,843
GCP Applied Technologies, Inc. (a)	34,475	1,051,488
Hawkins, Inc.	4,778	221,460
HB Fuller Co.	23,919	1,222,500
Ingevity Corp. (a)	20,081	1,152,649
Innophos Holdings, Inc.	9,207	403,635
Innospec, Inc.	11,303	740,912
KMG Chemicals, Inc.	4,417	214,975
Koppers Holdings, Inc. (a)	10,265	371,080
Kraton Corp. (a)	14,021	482,883
Kronos Worldwide, Inc.	11,199	204,046
LSB Industries, Inc. (a)	11,885	122,772
Minerals Technologies, Inc.	16,456	1,204,579
OMNOVA Solutions, Inc. (a)	22,821	222,505
PolyOne Corp.	39,392	1,526,046
Quaker Chemical Corp.	5,838	847,853
Rayonier Advanced Materials, Inc.	19,176	301,447
Sensient Technologies Corp.	20,810	1,675,829
Stepan Co.	9,222	803,605
Trecora Resources (a) (b)	10,819	121,714
Tredegar Corp.	13,367	203,847
Trinseo S.A.	20,819	1,430,265
Tronox, Ltd. - Class A	30,359	459,028

		19,146,697

Commercial Services & Supplies—2.3%
ABM Industries, Inc.	25,771	1,070,012
ACCO Brands Corp. (a)	52,031	606,161
Advanced Disposal Services, Inc. (a)	11,089	252,053
Brady Corp. - Class A	21,723	736,410
Brink’s Co. (The)	21,829	1,462,543
Casella Waste Systems, Inc. - Class A (a)	20,153	330,711
Ceco Environmental Corp.	14,983	137,544

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—(Continued)
Covanta Holding Corp.	55,221	$728,917
Deluxe Corp.	23,047	1,595,313
Ennis, Inc.	14,123	269,749
Essendant, Inc.	18,301	271,404
Healthcare Services Group, Inc.	33,776	1,581,730
Heritage-Crystal Clean, Inc. (a)	7,474	118,837
Herman Miller, Inc.	28,305	860,472
HNI Corp.	20,835	830,691
Hudson Technologies, Inc. (a)	18,608	157,238
InnerWorkings, Inc. (a)	18,741	217,396
Interface, Inc.	31,333	615,693
Kimball International, Inc. - Class B	16,738	279,357
Knoll, Inc.	23,781	476,809
LSC Communications, Inc.	16,124	345,054
Matthews International Corp. - Class A	15,251	934,124
McGrath RentCorp	10,515	364,134
Mobile Mini, Inc.	20,245	604,313
MSA Safety, Inc.	15,591	1,265,521
Multi-Color Corp. (b)	6,168	503,309
Quad/Graphics, Inc.	13,076	299,702
RR Donnelley & Sons Co.	33,612	421,495
SP Plus Corp. (a)	8,683	265,266
Steelcase, Inc. - Class A	42,340	592,760
Team, Inc. (a) (b)	14,183	332,591
Tetra Tech, Inc. (c)	25,687	1,175,180
U.S. Ecology, Inc.	10,067	508,384
UniFirst Corp.	7,187	1,011,211
Viad Corp.	8,932	422,037
VSE Corp.	4,190	188,466
West Corp.	20,298	473,349

		22,305,936

Communications Equipment—1.8%
Acacia Communications, Inc. (a)	8,854	367,175
ADTRAN, Inc.	24,190	499,524
Applied Optoelectronics, Inc. (a) (b)	8,622	532,753
CalAmp Corp. (a)	19,380	393,995
Calix, Inc. (a)	19,494	133,534
Ciena Corp. (a)	66,636	1,667,233
Comtech Telecommunications Corp.	11,475	217,681
Digi International, Inc. (a)	12,500	126,875
EMCORE Corp.	13,561	144,425
Extreme Networks, Inc. (a)	50,414	464,817
Finisar Corp. (a)	50,382	1,308,924
Harmonic, Inc. (a) (b)	42,437	222,794
Infinera Corp. (a)	66,643	711,081
InterDigital, Inc.	16,024	1,238,655
Lumentum Holdings, Inc. (a)	28,404	1,620,448
NETGEAR, Inc. (a)	14,969	645,164
NetScout Systems, Inc. (a)	43,077	1,481,849
Oclaro, Inc. (a)	77,936	727,922
Plantronics, Inc.	15,665	819,436
Quantenna Communications, Inc. (a)	10,375	197,125
ShoreTel, Inc. (a)	28,961	167,974
Sonus Networks, Inc. (a)	24,015	178,672
Ubiquiti Networks, Inc. (a) (b)	12,458	647,442

Communications Equipment—(Continued)
ViaSat, Inc. (a) (b)	24,578	1,627,064
Viavi Solutions, Inc. (a)	114,315	1,203,737

		17,346,299

Construction & Engineering—1.1%
Aegion Corp. (a)	17,495	382,791
Argan, Inc.	6,140	368,400
Chicago Bridge & Iron Co. NV	47,677	940,667
Comfort Systems USA, Inc.	17,796	660,232
Dycom Industries, Inc. (a) (b)	14,412	1,290,162
EMCOR Group, Inc.	28,215	1,844,697
Granite Construction, Inc. (b)	19,068	919,840
Great Lakes Dredge & Dock Corp. (a)	30,133	129,572
HC2 Holdings, Inc. (a)	21,337	125,462
KBR, Inc.	67,555	1,028,187
MasTec, Inc. (a)	31,128	1,405,429
MYR Group, Inc. (a)	6,874	213,231
NV5 Global, Inc. (a)	3,969	168,683
Primoris Services Corp. (b)	17,845	445,054
Sterling Construction Co., Inc. (a)	13,246	173,125
Tutor Perini Corp. (a)	19,192	551,770

		10,647,302

Construction Materials—0.2%
Summit Materials, Inc. - Class A (a)	50,598	1,460,764
U.S. Concrete, Inc. (a) (b)	7,217	566,896

		2,027,660

Consumer Finance—0.6%
Encore Capital Group, Inc. (a)	11,469	460,480
Enova International, Inc. (a)	13,048	193,763
EZCORP, Inc. - Class A (a) (b)	25,543	196,681
FirstCash, Inc.	22,224	1,295,659
Green Dot Corp. - Class A (a)	21,516	829,012
LendingClub Corp. (a)	161,286	888,686
Nelnet, Inc. - Class A	9,125	428,966
PRA Group, Inc. (a) (b)	22,334	846,459
Regional Management Corp. (a)	5,496	129,870
World Acceptance Corp. (a)	3,560	266,680

		5,536,256

Containers & Packaging—0.1%
Greif, Inc. - Class A	12,112	675,607
Greif, Inc. - Class B	2,277	137,531
Myers Industries, Inc.	10,665	191,437

		1,004,575

Distributors—0.1%
Core-Mark Holding Co., Inc. (b)	21,704	717,534

Diversified Consumer Services—0.8%
Adtalem Global Education, Inc. (a)	29,702	1,127,191
American Public Education, Inc. (a)	8,921	210,982
Bridgepoint Education, Inc. (a)	9,450	139,482
Capella Education Co.	5,633	482,185

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Consumer Services—(Continued)
Career Education Corp. (a)	35,115	$337,104
Carriage Services, Inc. (b)	7,506	202,362
Chegg, Inc. (a) (b)	36,609	449,924
Grand Canyon Education, Inc. (a)	21,870	1,714,827
Houghton Mifflin Harcourt Co. (a)	48,813	600,400
K12, Inc. (a)	17,337	310,679
Laureate Education, Inc. - Class A (a)	19,236	337,207
Regis Corp. (a)	18,180	186,708
Sotheby’s (a)	17,875	959,351
Strayer Education, Inc.	5,054	471,134
Weight Watchers International, Inc. (a)	13,493	450,936

		7,980,472

Diversified Financial Services—0.1%
FNFV Group (a)	30,326	479,151
Marlin Business Services Corp.	4,627	116,369
NewStar Financial, Inc.	11,793	123,827
On Deck Capital, Inc. (a) (b)	24,943	116,234

		835,581

Diversified Telecommunication Services—0.7%
ATN International, Inc.	4,754	325,364
Cincinnati Bell, Inc. (a)	19,517	381,557
Cogent Communications Holdings, Inc.	19,575	784,957
Consolidated Communications Holdings, Inc. (b)	24,229	520,197
FairPoint Communications, Inc. (a)	11,602	181,571
Frontier Communications Corp.	556,504	645,545
General Communication, Inc. - Class A (a)	12,857	471,080
Globalstar, Inc. (a) (b)	191,479	407,850
IDT Corp. - Class B	8,438	121,254
Iridium Communications, Inc. (a) (b)	38,356	423,834
Lumos Networks Corp. (a)	8,396	150,037
ORBCOMM, Inc. (a)	31,662	357,781
pdvWireless, Inc. (a)	3,369	78,498
Straight Path Communications, Inc. - Class B (a)	4,199	754,350
Vonage Holdings Corp. (a)	94,189	615,996
Windstream Holdings, Inc.	86,995	337,541

		6,557,412

Electric Utilities—1.1%
ALLETE, Inc.	23,439	1,680,108
El Paso Electric Co.	18,779	970,874
IDACORP, Inc.	23,882	2,038,329
MGE Energy, Inc.	16,879	1,086,164
Otter Tail Corp.	18,873	747,371
PNM Resources, Inc. (b)	38,721	1,481,078
Portland General Electric Co.	42,222	1,929,123
Spark Energy, Inc. - Class A	5,853	110,036

		10,043,083

Electrical Equipment—0.6%
Atkore International Group, Inc. (a)	15,795	356,177
AZZ, Inc.	12,522	698,728
Babcock & Wilcox Enterprises, Inc. (a)	22,628	266,105

Electrical Equipment—(Continued)
Encore Wire Corp.	9,729	415,428
Energous Corp. (a)	9,641	156,763
EnerSys	20,532	1,487,543
Generac Holdings, Inc. (a)	28,764	1,039,243
General Cable Corp.	24,951	407,949
Plug Power, Inc. (a) (b)	97,992	199,904
Powell Industries, Inc.	4,404	140,884
Sunrun, Inc. (a)	43,801	311,863
Thermon Group Holdings, Inc. (a)	15,847	303,787
Vicor Corp. (a)	8,793	157,395

		5,941,769

Electronic Equipment, Instruments & Components—2.7%
Anixter International, Inc. (a)	13,642	1,066,804
AVX Corp.	21,871	357,372
Badger Meter, Inc.	13,640	543,554
Bel Fuse, Inc. - Class B	4,719	116,559
Belden, Inc.	19,822	1,495,173
Benchmark Electronics, Inc. (a)	24,418	788,701
Control4 Corp. (a)	10,604	207,944
CTS Corp.	15,701	339,142
Daktronics, Inc. (b)	18,513	178,280
Electro Scientific Industries, Inc. (a)	16,104	132,697
ePlus, Inc. (a)	6,246	462,829
Fabrinet (a) (b)	17,507	746,849
FARO Technologies, Inc. (a) (b)	8,551	323,228
Fitbit, Inc. - Class A (a)	83,429	443,008
II-VI, Inc. (a)	29,121	998,850
Insight Enterprises, Inc. (a) (c)	17,579	702,984
Itron, Inc. (a)	16,214	1,098,498
KEMET Corp. (a)	22,082	282,650
Kimball Electronics, Inc. (a)	14,109	254,667
Knowles Corp. (a) (b)	43,119	729,573
Littelfuse, Inc.	10,433	1,721,445
Mesa Laboratories, Inc.	1,474	211,239
Methode Electronics, Inc.	17,959	739,911
MTS Systems Corp. (b)	7,482	387,568
Novanta, Inc. (a)	15,349	552,564
OSI Systems, Inc. (a)	8,490	638,024
Park Electrochemical Corp. (b)	10,569	194,681
PC Connection, Inc.	5,366	145,204
Plexus Corp. (a) (c)	15,422	810,735
Rogers Corp. (a)	8,965	973,778
Sanmina Corp. (a)	35,180	1,340,358
ScanSource, Inc. (a)	12,162	490,129
SYNNEX Corp.	13,358	1,602,426
Systemax, Inc.	5,954	111,935
Tech Data Corp. (a)	16,978	1,714,778
TTM Technologies, Inc. (a) (b)	43,439	754,101
VeriFone Systems, Inc. (a)	52,265	945,997
Vishay Intertechnology, Inc. (b)	66,423	1,102,622

		25,706,857

Energy Equipment & Services—1.4%
Archrock, Inc.	34,795	396,663
Atwood Oceanics, Inc. (a)	37,266	303,718

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Energy Equipment & Services—(Continued)
Basic Energy Services, Inc. (a)	9,414	$234,409
Bristow Group, Inc. (b)	17,044	130,387
C&J Energy Services, Inc. (a)	23,422	802,672
Diamond Offshore Drilling, Inc. (a)	32,772	354,921
Dril-Quip, Inc. (a)	18,125	884,500
Ensco plc - Class A	146,795	757,462
Exterran Corp. (a)	14,849	396,468
Fairmount Santrol Holdings, Inc. (a) (b)	80,171	312,667
Forum Energy Technologies, Inc. (a)	33,848	528,029
Frank’s International NV	26,819	222,329
Helix Energy Solutions Group, Inc. (a)	67,569	381,089
Keane Group, Inc. (a) (b)	17,150	274,400
Matrix Service Co. (a)	14,196	132,733
McDermott International, Inc. (a)	135,519	971,671
Natural Gas Services Group, Inc. (a)	6,643	165,078
NCS Multistage Holdings, Inc. (a)	7,794	196,253
Newpark Resources, Inc. (a) (b)	41,815	307,340
Noble Corp. plc	121,320	439,178
Oil States International, Inc. (a)	24,545	666,397
ProPetro Holding Corp. (a)	16,409	229,070
RigNet, Inc. (a)	7,269	116,667
Rowan Cos. plc - Class A (a)	56,769	581,315
SEACOR Holdings, Inc. (a)	7,977	273,611
SEACOR Marine Holdings, Inc. (a)	8,020	163,287
Superior Energy Services, Inc. (a)	73,574	767,377
TETRA Technologies, Inc. (a)	57,683	160,936
U.S. Silica Holdings, Inc.	38,361	1,361,432
Unit Corp. (a)	24,655	461,788

		12,973,847

Equity Real Estate Investment Trusts—6.7%
Acadia Realty Trust (b)	38,553	1,071,773
Agree Realty Corp.	11,290	517,872
Alexander’s, Inc.	1,029	433,682
Altisource Residential Corp.	26,537	343,389
American Assets Trust, Inc.	19,187	755,776
Armada Hoffler Properties, Inc.	19,662	254,623
Ashford Hospitality Prime, Inc.	14,521	149,421
Ashford Hospitality Trust, Inc.	39,201	238,342
Bluerock Residential Growth REIT, Inc.	9,427	121,514
Care Capital Properties, Inc.	39,515	1,055,051
CareTrust REIT, Inc.	34,103	632,270
CatchMark Timber Trust, Inc. - Class A	19,002	216,053
CBL & Associates Properties, Inc. (b)	82,772	697,768
Cedar Realty Trust, Inc. (b)	37,954	184,077
Chatham Lodging Trust	18,798	377,652
Chesapeake Lodging Trust	28,075	686,995
City Office REIT, Inc.	14,820	188,214
Colony Starwood Homes	47,192	1,619,158
Community Healthcare Trust, Inc.	6,730	172,221
CorEnergy Infrastructure Trust, Inc.	5,980	200,868
Cousins Properties, Inc.	195,107	1,714,991
DiamondRock Hospitality Co.	92,371	1,011,462
Easterly Government Properties, Inc.	16,288	341,234
EastGroup Properties, Inc.	15,137	1,268,481
Education Realty Trust, Inc. (b)	35,414	1,372,293

Equity Real Estate Investment Trusts—(Continued)
Farmland Partners, Inc.	13,291	118,822
FelCor Lodging Trust, Inc.	66,829	481,837
First Industrial Realty Trust, Inc.	54,715	1,565,943
First Potomac Realty Trust	27,829	309,180
Four Corners Property Trust, Inc.	29,818	748,730
Franklin Street Properties Corp.	48,177	533,801
Geo Group, Inc. (The) (b)	57,346	1,695,721
Getty Realty Corp. (b)	13,449	337,570
Gladstone Commercial Corp. (b)	10,038	218,728
Global Net Lease, Inc. (b)	31,987	711,391
Government Properties Income Trust (b)	33,503	613,440
Gramercy Property Trust	70,497	2,094,466
Healthcare Realty Trust, Inc. (b)	53,728	1,834,811
Hersha Hospitality Trust	21,188	392,190
Independence Realty Trust, Inc.	33,574	331,375
InfraREIT, Inc.	19,986	382,732
Investors Real Estate Trust	56,725	352,262
iStar, Inc. (a)	31,393	377,972
Jernigan Capital, Inc.	4,880	107,360
Kite Realty Group Trust	38,990	738,081
LaSalle Hotel Properties	53,145	1,583,721
Lexington Realty Trust	101,687	1,007,718
LTC Properties, Inc.	17,896	919,675
Mack-Cali Realty Corp.	43,539	1,181,648
MedEquities Realty Trust, Inc.	10,709	135,148
Monmouth Real Estate Investment Corp.	32,365	487,093
Monogram Residential Trust, Inc.	82,552	801,580
National Health Investors, Inc.	18,569	1,470,665
National Storage Affiliates Trust	20,224	467,377
New Senior Investment Group, Inc. (b)	40,485	406,874
NexPoint Residential Trust, Inc.	9,154	227,843
NorthStar Realty Europe Corp.	30,012	380,552
One Liberty Properties, Inc.	6,290	147,375
Parkway, Inc.	20,151	461,256
Pebblebrook Hotel Trust (b)	33,791	1,089,422
Pennsylvania Real Estate Investment Trust (b)	32,570	368,692
Physicians Realty Trust (b)	72,857	1,467,340
Potlatch Corp.	19,692	899,924
Preferred Apartment Communities, Inc. - Class A	15,013	236,455
PS Business Parks, Inc.	9,635	1,275,578
QTS Realty Trust, Inc. - Class A	22,822	1,194,275
Quality Care Properties, Inc. (a)	44,567	816,022
Ramco-Gershenson Properties Trust	37,976	489,890
Retail Opportunity Investments Corp. (b)	52,344	1,004,481
Rexford Industrial Realty, Inc.	31,246	857,390
RLJ Lodging Trust	58,062	1,153,692
Ryman Hospitality Properties, Inc.	20,440	1,308,364
Sabra Health Care REIT, Inc. (b)	29,659	714,782
Saul Centers, Inc.	5,405	313,382
Select Income REIT	31,114	747,669
Seritage Growth Properties - Class A (b)	11,383	477,517
STAG Industrial, Inc.	41,873	1,155,695
Summit Hotel Properties, Inc.	48,101	897,084
Sunstone Hotel Investors, Inc.	103,053	1,661,214
Terreno Realty Corp.	23,106	777,748
Tier REIT, Inc.	22,342	412,880

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
UMH Properties, Inc.	11,462	$195,427
Universal Health Realty Income Trust (b)	6,109	485,910
Urban Edge Properties	43,765	1,038,543
Urstadt Biddle Properties, Inc. - Class A	13,207	261,499
Washington Prime Group, Inc. (b)	90,826	760,214
Washington Real Estate Investment Trust	34,947	1,114,809
Whitestone REIT (b)	18,215	223,134
Xenia Hotels & Resorts, Inc.	50,544	979,037

		63,628,186

Food & Staples Retailing—0.5%
Andersons, Inc. (The)	13,251	452,522
Chefs’ Warehouse, Inc. (The) (a)	8,577	111,501
Ingles Markets, Inc. - Class A	6,173	205,561
Performance Food Group Co. (a)	33,330	913,242
Pricesmart, Inc.	10,376	908,938
SpartanNash Co.	16,917	439,165
SUPERVALU, Inc. (a)	122,481	402,962
United Natural Foods, Inc. (a) (b)	23,843	875,038
Weis Markets, Inc.	4,490	218,753

		4,527,682

Food Products—1.2%
Amplify Snack Brands, Inc. (a) (b)	14,688	141,592
B&G Foods, Inc. (b)	31,647	1,126,633
Cal-Maine Foods, Inc. (a) (b)	14,936	591,466
Calavo Growers, Inc.	7,353	507,725
Darling Ingredients, Inc. (a)	78,508	1,235,716
Dean Foods Co.	44,397	754,749
Farmer Bros Co. (a)	3,967	120,002
Fresh Del Monte Produce, Inc. (b)	15,644	796,436
Freshpet, Inc. (a)	10,616	176,226
Hostess Brands, Inc. (a)	40,728	655,721
J&J Snack Foods Corp.	6,995	923,830
John B Sanfilippo & Son, Inc. (b)	4,150	261,906
Lancaster Colony Corp.	9,036	1,107,994
Landec Corp. (a)	14,010	208,048
Limoneira Co.	6,209	146,719
Omega Protein Corp.	11,349	203,147
Sanderson Farms, Inc.	9,453	1,093,239
Seneca Foods Corp. - Class A (a)	3,507	108,892
Snyder’s-Lance, Inc. (b)	40,150	1,389,993
Tootsie Roll Industries, Inc. (b)	8,613	300,163

		11,850,197

Gas Utilities—1.2%
Chesapeake Utilities Corp.	6,975	522,776
New Jersey Resources Corp.	41,016	1,628,335
Northwest Natural Gas Co. (b)	13,257	793,432
ONE Gas, Inc.	24,719	1,725,633
South Jersey Industries, Inc.	37,607	1,285,031
Southwest Gas Holdings, Inc.	21,731	1,587,667
Spire, Inc. (b)	21,579	1,505,135
WGL Holdings, Inc.	23,853	1,990,056

		11,038,065

Health Care Equipment & Supplies—3.6%
Abaxis, Inc.	11,146	590,961
Accuray, Inc. (a)	37,218	176,786
Analogic Corp.	6,383	463,725
AngioDynamics, Inc. (a)	17,852	289,381
Anika Therapeutics, Inc. (a) (b)	7,087	349,673
Antares Pharma, Inc. (a)	71,715	230,922
AtriCure, Inc. (a)	16,270	394,547
Atrion Corp.	618	397,559
AxoGen, Inc. (a) (b)	13,718	229,777
Cantel Medical Corp.	16,951	1,320,652
Cardiovascular Systems, Inc. (a)	14,951	481,871
Cerus Corp. (a) (b)	58,326	146,398
CONMED Corp.	13,371	681,119
CryoLife, Inc. (a)	17,220	343,539
Cutera, Inc. (a)	6,744	174,670
Endologix, Inc. (a) (b)	44,063	214,146
Exactech, Inc. (a)	5,785	172,393
GenMark Diagnostics, Inc. (a)	19,362	229,052
Glaukos Corp. (a)	13,608	564,324
Globus Medical, Inc. - Class A (a) (b)	34,489	1,143,310
Haemonetics Corp. (a)	23,946	945,628
Halyard Health, Inc. (a)	23,074	906,347
ICU Medical, Inc. (a)	7,246	1,249,935
Inogen, Inc. (a)	8,037	766,891
Insulet Corp. (a)	27,643	1,418,362
Integer Holdings Corp. (a)	15,275	660,644
Integra LifeSciences Holdings Corp. (a)	29,050	1,583,515
Invacare Corp. (b)	15,930	210,276
iRhythm Technologies, Inc. (a)	6,771	287,700
K2M Group Holdings, Inc. (a)	19,428	473,266
Lantheus Holdings, Inc. (a)	13,066	230,615
LeMaitre Vascular, Inc.	7,651	238,864
LivaNova plc (a)	22,711	1,390,140
Masimo Corp. (a)	20,916	1,907,121
Meridian Bioscience, Inc.	22,552	355,194
Merit Medical Systems, Inc. (a)	23,310	889,276
Natus Medical, Inc. (a)	16,472	614,406
Neogen Corp. (a)	17,828	1,232,093
Nevro Corp. (a)	13,030	969,823
Novocure, Ltd. (a)	25,960	449,108
NuVasive, Inc. (a)	23,689	1,822,158
NxStage Medical, Inc. (a)	30,508	764,836
OraSure Technologies, Inc. (a)	29,491	509,015
Orthofix International NV (a)	9,598	446,115
Oxford Immunotec Global plc (a)	12,520	210,586
Penumbra, Inc. (a) (b)	13,208	1,159,002
Pulse Biosciences, Inc. (a)	4,662	160,979
Quidel Corp. (a)	13,903	377,327
Rockwell Medical, Inc. (a)	18,836	149,369
RTI Surgical, Inc. (a)	32,498	190,113
Spectranetics Corp. (The) (a)	21,548	827,443
STAAR Surgical Co. (a)	19,419	209,725
SurModics, Inc. (a)	6,159	173,376
Tactile Systems Technology, Inc. (a)	4,810	137,470
Utah Medical Products, Inc.	2,002	144,945
Varex Imaging Corp. (a)	17,885	604,513

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—(Continued)
Wright Medical Group NV (a) (b)	47,569	$1,307,672

		34,568,653

Health Care Providers & Services—2.1%
Aceto Corp.	14,101	217,861
Addus HomeCare Corp. (a)	4,191	155,905
Almost Family, Inc. (a)	6,160	379,764
Amedisys, Inc. (a)	13,972	877,581
AMN Healthcare Services, Inc. (a) (b)	21,592	843,168
BioScrip, Inc. (a)	59,803	162,365
BioTelemetry, Inc. (a) (b)	13,262	443,614
Capital Senior Living Corp. (a)	14,260	216,895
Chemed Corp. (b)	7,666	1,567,927
Civitas Solutions, Inc. (a) (b)	6,456	112,980
Community Health Systems, Inc. (a)	43,409	432,354
Corvel Corp. (a)	5,325	252,671
Cross Country Healthcare, Inc. (a)	16,495	212,950
Diplomat Pharmacy, Inc. (a)	22,308	330,158
Ensign Group, Inc. (The) (b)	24,374	530,622
HealthEquity, Inc. (a)	23,357	1,163,879
HealthSouth Corp.	42,354	2,049,934
Kindred Healthcare, Inc. (b)	40,056	466,652
Landauer, Inc. (b)	5,165	270,130
LHC Group, Inc. (a)	6,847	464,843
Magellan Health, Inc. (a)	11,100	809,190
Molina Healthcare, Inc. (a)	21,194	1,466,201
National Healthcare Corp.	5,246	367,954
National Research Corp. - Class A	4,950	133,155
Owens & Minor, Inc.	28,475	916,610
PharMerica Corp. (a)	16,508	433,335
Providence Service Corp. (The) (a)	5,978	302,547
R1 RCM, Inc. (a)	61,837	231,889
RadNet, Inc. (a)	21,044	163,091
Select Medical Holdings Corp. (a) (b)	52,961	812,951
Surgery Partners, Inc. (a)	8,043	182,978
Teladoc, Inc. (a)	25,351	879,680
Tenet Healthcare Corp. (a) (b)	38,490	744,397
Tivity Health, Inc. (a) (b)	16,239	647,124
Triple-S Management Corp. - Class B (a)	12,074	204,171
U.S. Physical Therapy, Inc.	6,011	363,064

		19,810,590

Health Care Technology—0.8%
Allscripts Healthcare Solutions, Inc. (a)	85,323	1,088,721
Castlight Health, Inc. - Class B (a)	33,470	138,900
Computer Programs & Systems, Inc. (b)	5,856	192,077
Cotiviti Holdings, Inc. (a)	12,718	472,347
Evolent Health, Inc. - Class A (a) (b)	18,313	464,235
HealthStream, Inc. (a) (b)	12,016	316,261
HMS Holdings Corp. (a)	40,747	753,819
Inovalon Holdings, Inc. - Class A (a)	29,972	394,132
Medidata Solutions, Inc. (a) (b)	26,132	2,043,522
Omnicell, Inc. (a)	16,746	721,753
Quality Systems, Inc. (a)	24,814	427,049
Vocera Communications, Inc. (a)	13,407	354,213

		7,367,029

Hotels, Restaurants & Leisure—3.1%
Belmond, Ltd. - Class A (a)	42,411	564,066
Biglari Holdings, Inc. (a)	528	211,063
BJ’s Restaurants, Inc. (a)	9,083	338,342
Bloomin’ Brands, Inc.	47,353	1,005,304
Bob Evans Farms, Inc.	8,975	644,674
Bojangles’, Inc. (a) (b)	8,843	143,699
Boyd Gaming Corp.	40,615	1,007,658
Brinker International, Inc.	23,123	880,986
Buffalo Wild Wings, Inc. (a)	7,647	968,875
Caesars Acquisition Co. - Class A (a)	23,146	440,931
Caesars Entertainment Corp. (a) (b)	25,824	309,888
Carrols Restaurant Group, Inc. (a)	17,458	213,861
Cheesecake Factory, Inc. (The) (b)	21,038	1,058,211
Churchill Downs, Inc.	6,083	1,115,014
Chuy’s Holdings, Inc. (a)	8,272	193,565
ClubCorp Holdings, Inc.	32,025	419,528
Cracker Barrel Old Country Store, Inc.	9,084	1,519,299
Dave & Buster’s Entertainment, Inc. (a)	19,667	1,308,052
Del Frisco’s Restaurant Group, Inc. (a)	12,052	194,037
Del Taco Restaurants, Inc. (a)	16,196	222,695
Denny’s Corp. (a)	31,940	375,934
DineEquity, Inc. (b)	8,597	378,698
El Pollo Loco Holdings, Inc. (a) (b)	10,816	149,802
Eldorado Resorts, Inc. (a)	24,429	488,580
Fiesta Restaurant Group, Inc. (a) (b)	13,371	276,111
Golden Entertainment, Inc. (a)	5,522	114,361
Habit Restaurants, Inc. (The) - Class A (a)	7,224	114,139
ILG, Inc.	49,690	1,365,978
International Speedway Corp. - Class A	12,935	485,709
Intrawest Resorts Holdings, Inc. (a)	4,713	111,887
Jack in the Box, Inc.	14,548	1,432,978
La Quinta Holdings, Inc. (a)	36,753	542,842
Marcus Corp. (The)	9,550	288,410
Marriott Vacations Worldwide Corp.	9,902	1,165,960
Monarch Casino & Resort, Inc. (a)	5,265	159,266
Papa John’s International, Inc.	12,261	879,849
Penn National Gaming, Inc. (a)	39,722	850,051
Pinnacle Entertainment, Inc. (a)	26,101	515,756
Planet Fitness, Inc. - Class A	39,546	923,004
Potbelly Corp. (a)	12,520	143,980
Red Robin Gourmet Burgers, Inc. (a)	5,863	382,561
Red Rock Resorts, Inc. - Class A	32,000	753,600
Ruth’s Hospitality Group, Inc.	13,027	283,337
Scientific Games Corp. - Class A (a)	23,377	610,140
SeaWorld Entertainment, Inc.	32,101	522,283
Shake Shack, Inc. - Class A (a) (b)	10,507	366,484
Sonic Corp. (b)	20,556	544,528
Speedway Motorsports, Inc.	7,078	129,315
Texas Roadhouse, Inc.	31,030	1,580,978
Wingstop, Inc.	13,875	428,738
Zoe’s Kitchen, Inc. (a) (b)	9,191	109,465

		29,234,472

Household Durables—1.4%
AV Homes, Inc. (a)	6,397	128,260
Bassett Furniture Industries, Inc.	5,374	203,943

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—(Continued)
Beazer Homes USA, Inc. (a)	13,700	$187,964
Cavco Industries, Inc. (a)	4,052	525,342
Century Communities, Inc. (a)	7,561	187,513
CSS Industries, Inc.	4,201	109,898
Ethan Allen Interiors, Inc.	12,159	392,736
Flexsteel Industries, Inc.	3,005	162,601
GoPro, Inc. - Class A (a) (b)	49,877	405,500
Green Brick Partners, Inc. (a)	12,508	143,217
Helen of Troy, Ltd. (a)	12,385	1,165,428
Hooker Furniture Corp.	5,444	224,021
Hovnanian Enterprises, Inc. - Class A (a)	60,910	170,548
Installed Building Products, Inc. (a)	9,469	501,384
iRobot Corp. (a) (b)	12,468	1,049,057
KB Home	41,097	985,095
La-Z-Boy, Inc.	21,678	704,535
LGI Homes, Inc. (a)	8,210	329,878
M/I Homes, Inc. (a)	12,868	367,381
MDC Holdings, Inc. (b)	20,862	737,054
Meritage Homes Corp. (a)	18,033	760,993
NACCO Industries, Inc. - Class A	2,176	154,170
PICO Holdings, Inc. (a)	12,147	212,572
Taylor Morrison Home Corp. - Class A (a)	28,834	692,304
TopBuild Corp. (a)	17,085	906,701
TRI Pointe Group, Inc. (a)	73,866	974,292
Universal Electronics, Inc. (a)	6,028	402,972
William Lyon Homes - Class A (a)	12,315	297,284
ZAGG, Inc. (a)	14,118	122,121

		13,204,764

Household Products—0.2%
Central Garden and Pet Co. (a)	4,446	141,338
Central Garden and Pet Co. - Class A (a)	16,480	494,730
HRG Group, Inc. (a)	58,164	1,030,084
WD-40 Co. (b)	6,750	744,863

		2,411,015

Independent Power and Renewable Electricity Producers—0.4%
Atlantic Power Corp. (a)	57,898	138,955
Dynegy, Inc. (a)	59,317	490,552
NRG Yield, Inc. - Class A	16,087	274,444
NRG Yield, Inc. - Class C	29,107	512,283
Ormat Technologies, Inc.	18,869	1,107,233
Pattern Energy Group, Inc.	33,054	788,007
TerraForm Global, Inc. - Class A (a)	51,489	260,020
TerraForm Power, Inc. - Class A (a)	44,539	534,468

		4,105,962

Industrial Conglomerates—0.1%
Raven Industries, Inc.	17,386	578,954

Insurance—2.4%
Ambac Financial Group, Inc. (a)	22,444	389,403
American Equity Investment Life Holding Co.	41,683	1,095,429
AMERISAFE, Inc. (b)	9,298	529,521
Amtrust Financial Services, Inc.	40,519	613,458

Insurance—(Continued)
Argo Group International Holdings, Ltd.	14,148	857,369
Baldwin & Lyons, Inc. - Class B	4,133	101,259
Citizens, Inc. (a) (b)	22,172	163,629
CNO Financial Group, Inc.	84,325	1,760,706
eHealth, Inc. (a)	7,987	150,156
EMC Insurance Group, Inc.	3,800	105,564
Employers Holdings, Inc.	14,789	625,575
Enstar Group, Ltd. (a) (b)	5,573	1,107,076
FBL Financial Group, Inc. - Class A	4,790	294,585
Fidelity & Guaranty Life	4,816	149,537
Genworth Financial, Inc. - Class A (a)	246,697	930,048
Global Indemnity, Ltd. (a)	3,335	129,298
Greenlight Capital Re, Ltd. - Class A (a) (b)	13,998	292,558
HCI Group, Inc.	4,347	204,222
Health Insurance Innovations, Inc. - Class A (a)	5,782	135,877
Heritage Insurance Holdings, Inc. (b)	11,792	153,532
Horace Mann Educators Corp.	18,978	717,368
Infinity Property & Casualty Corp.	5,597	526,118
Investors Title Co. (b)	736	142,372
James River Group Holdings, Ltd.	8,707	345,929
Kemper Corp.	18,020	695,572
Kinsale Capital Group, Inc.	7,087	264,416
Maiden Holdings, Ltd. (b)	33,144	367,898
MBIA, Inc. (a)	65,336	616,119
National General Holdings Corp.	23,963	505,619
National Western Life Group, Inc. - Class A	1,054	336,879
Navigators Group, Inc. (The)	11,118	610,378
OneBeacon Insurance Group, Ltd. - Class A	11,496	209,572
Primerica, Inc.	22,155	1,678,241
RLI Corp. (b)	18,544	1,012,873
Safety Insurance Group, Inc.	6,815	465,465
Selective Insurance Group, Inc.	26,789	1,340,789
State Auto Financial Corp. (b)	7,940	204,296
State National Cos., Inc.	15,205	279,468
Stewart Information Services Corp.	11,286	512,159
Third Point Reinsurance, Ltd. (a)	36,545	507,976
Trupanion, Inc. (a) (b)	11,074	247,836
United Fire Group, Inc.	9,677	426,369
United Insurance Holdings Corp. (b)	8,654	136,127
Universal Insurance Holdings, Inc. (b)	15,753	396,976
WMIH Corp. (a)	88,867	111,084

		22,446,701

Internet & Direct Marketing Retail—0.5%
1-800-Flowers.com, Inc. - Class A (a)	13,330	129,967
Etsy, Inc. (a) (b)	51,942	779,130
FTD Cos., Inc. (a)	9,600	192,000
Groupon, Inc. (a)	161,153	618,827
HSN, Inc.	14,279	455,500
Lands’ End, Inc. (a) (b)	8,472	126,233
Liberty TripAdvisor Holdings, Inc. - Class A (a)	34,803	403,715
Nutrisystem, Inc.	14,262	742,337
Overstock.com, Inc. (a)	6,439	104,956
PetMed Express, Inc.	9,436	383,102
Shutterfly, Inc. (a)	15,092	716,870

		4,652,637

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Internet Software & Services—2.7%
2U, Inc. (a) (b)	20,541	$963,784
Actua Corp. (a)	13,096	183,999
Alarm.com Holdings, Inc. (a)	9,727	366,027
Angie’s List, Inc. (a)	21,237	271,621
Appfolio, Inc. - Class A (a)	4,077	132,910
Apptio, Inc. - Class A (a)	8,921	154,779
Bankrate, Inc. (a)	20,088	258,131
Bazaarvoice, Inc. (a)	41,849	207,153
Benefitfocus, Inc. (a) (b)	6,419	233,331
Blucora, Inc. (a)	20,338	431,166
Box, Inc. - Class A (a)	37,001	674,898
Carbonite, Inc. (a)	11,965	260,837
Cars.com, Inc. (a)	33,795	899,961
ChannelAdvisor Corp. (a)	10,403	120,155
Cimpress NV (a)	12,234	1,156,480
Cloudera, Inc. (a)	9,934	159,143
CommerceHub, Inc. - Series A (a)	7,074	123,229
CommerceHub, Inc. - Series C (a)	14,164	247,020
Cornerstone OnDemand, Inc. (a)	24,008	858,286
Coupa Software, Inc. (a)	14,191	411,255
Endurance International Group Holdings, Inc. (a)	27,384	228,656
Envestnet, Inc. (a)	20,207	800,197
Five9, Inc. (a)	24,673	530,963
Gogo, Inc. (a) (b)	27,419	316,141
GrubHub, Inc. (a)	39,224	1,710,166
GTT Communications, Inc. (a)	14,711	465,603
Hortonworks, Inc. (a)	20,178	259,893
Instructure, Inc. (a)	10,316	304,322
Internap Corp. (a)	40,566	148,877
j2 Global, Inc. (b)	21,521	1,831,222
LivePerson, Inc. (a) (b)	29,330	322,630
Meet Group, Inc. (The) (a) (b)	24,500	123,725
MINDBODY, Inc. - Class A (a)	17,494	475,837
MuleSoft, Inc. - Class A (a)	9,193	229,273
New Relic, Inc. (a)	13,849	595,645
NIC, Inc.	29,109	551,616
Nutanix, Inc. - Class A (a)	16,780	338,117
Okta, Inc. (a)	7,427	169,336
Q2 Holdings, Inc. (a)	14,830	547,968
Quotient Technology, Inc. (a)	35,202	404,823
Shutterstock, Inc. (a)	9,230	406,858
SPS Commerce, Inc. (a)	7,550	481,388
Stamps.com, Inc. (a)	7,291	1,129,194
Trade Desk, Inc. (The)—Class A (a)	8,269	414,360
TrueCar, Inc. (a)	29,629	590,506
Tucows, Inc. - Class A (a)	4,376	234,116
Twilio, Inc. - Class A (a)	29,205	850,157
Web.com Group, Inc. (a)	20,520	519,156
WebMD Health Corp. (a) (b)	17,955	1,053,061
Xactly Corp. (a)	11,677	182,745
XO Group, Inc. (a)	11,305	199,194
Yelp, Inc. (a)	36,366	1,091,707

		25,621,617

IT Services—1.9%
Acxiom Corp. (a) (b)	37,591	976,614

IT Services—(Continued)
Blackhawk Network Holdings, Inc. (a)	24,608	1,072,909
CACI International, Inc. - Class A (a) (c)	11,262	1,408,313
CardConnect Corp. (a)	11,042	166,182
Cardtronics plc - Class A (a)	22,064	725,023
Cass Information Systems, Inc.	5,928	389,114
Convergys Corp. (b)	42,882	1,019,734
CSG Systems International, Inc.	15,258	619,170
EPAM Systems, Inc. (a)	22,354	1,879,748
Everi Holdings, Inc. (a)	31,593	229,997
EVERTEC, Inc.	30,384	525,643
ExlService Holdings, Inc. (a)	15,842	880,498
Forrester Research, Inc.	5,782	226,365
Hackett Group, Inc. (The)	11,151	172,841
ManTech International Corp. - Class A	12,440	514,767
MAXIMUS, Inc.	29,631	1,855,790
MoneyGram International, Inc. (a)	14,692	253,437
NeuStar, Inc. - Class A (a)	26,451	882,141
Perficient, Inc. (a)	17,369	323,758
Presidio, Inc. (a)	12,582	180,048
Science Applications International Corp.	19,917	1,382,638
ServiceSource International, Inc. (a)	29,419	114,146
Sykes Enterprises, Inc. (a)	18,634	624,798
Syntel, Inc. (b)	14,931	253,230
TeleTech Holdings, Inc.	7,377	300,982
Travelport Worldwide, Ltd.	56,729	780,591
Unisys Corp. (a) (b)	26,228	335,718
Virtusa Corp. (a)	11,780	346,332

		18,440,527

Leisure Products—0.3%
Acushnet Holdings Corp.	10,349	205,324
American Outdoor Brands Corp. (a)	25,637	568,116
Callaway Golf Co.	46,706	596,903
Johnson Outdoors, Inc. - Class A	2,524	121,682
Malibu Boats, Inc. - Class A (a) (b)	8,768	226,828
MCBC Holdings, Inc. (a)	9,205	179,958
Nautilus, Inc. (a)	16,328	312,681
Sturm Ruger & Co., Inc. (b)	8,538	530,637
Vista Outdoor, Inc. (a)	27,041	608,693

		3,350,822

Life Sciences Tools & Services—0.8%
Accelerate Diagnostics, Inc. (a) (b)	11,348	310,368
Albany Molecular Research, Inc. (a)	12,484	270,903
Cambrex Corp. (a)	15,180	907,005
Enzo Biochem, Inc. (a)	21,985	242,714
INC Research Holdings, Inc. - Class A (a)	25,522	1,493,037
Luminex Corp.	18,901	399,189
NanoString Technologies, Inc. (a)	7,907	130,782
NeoGenomics, Inc. (a)	26,497	237,413
Pacific Biosciences of California, Inc. (a) (b)	40,732	145,006
PAREXEL International Corp. (a)	23,449	2,037,953
PRA Health Sciences, Inc. (a)	18,138	1,360,531

		7,534,901

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—3.3%
Actuant Corp. - Class A (b)	28,401	$698,665
Alamo Group, Inc.	4,629	420,359
Albany International Corp. - Class A	14,147	755,450
Altra Industrial Motion Corp.	13,607	541,559
American Railcar Industries, Inc. (b)	4,708	180,316
Astec Industries, Inc.	10,105	560,929
Barnes Group, Inc.	23,751	1,390,146
Briggs & Stratton Corp.	21,617	520,970
Chart Industries, Inc. (a)	15,307	531,612
CIRCOR International, Inc.	7,291	432,940
Columbus McKinnon Corp.	10,074	256,081
Douglas Dynamics, Inc.	9,877	324,953
Energy Recovery, Inc. (a) (b)	17,996	149,187
EnPro Industries, Inc. (b)	9,829	701,496
ESCO Technologies, Inc.	12,540	748,011
Federal Signal Corp.	29,548	512,953
Franklin Electric Co., Inc.	21,104	873,706
Global Brass & Copper Holdings, Inc.	11,099	339,074
Gorman-Rupp Co. (The)	7,300	185,931
Greenbrier Cos., Inc. (The) (b)	12,008	555,370
Harsco Corp. (a)	37,700	606,970
Hillenbrand, Inc.	29,683	1,071,556
Hyster-Yale Materials Handling, Inc.	4,976	349,564
John Bean Technologies Corp.	14,810	1,451,380
Kadant, Inc.	5,766	433,603
Kennametal, Inc.	37,400	1,399,508
Lindsay Corp.	4,595	410,104
Lydall, Inc. (a)	8,342	431,281
Manitowoc Co., Inc. (The) (a)	63,397	381,016
Meritor, Inc. (a)	37,321	619,902
Milacron Holdings Corp. (a)	21,551	379,082
Miller Industries, Inc.	5,680	141,148
Mueller Industries, Inc.	26,115	795,202
Mueller Water Products, Inc. - Class A	73,654	860,279
Navistar International Corp. (a)	23,914	627,264
NN, Inc.	12,696	348,505
Park-Ohio Holdings Corp.	4,748	180,899
Proto Labs, Inc. (a)	12,094	813,321
RBC Bearings, Inc. (a)	10,876	1,106,742
REV Group, Inc. (b)	7,261	200,984
Rexnord Corp. (a)	48,964	1,138,413
Spartan Motors, Inc.	17,934	158,716
SPX Corp. (a)	20,781	522,850
SPX FLOW, Inc. (a)	19,554	721,151
Standex International Corp.	6,262	567,963
Sun Hydraulics Corp.	10,558	450,510
Supreme Industries, Inc. - Class A	6,762	111,235
Tennant Co.	8,362	617,116
Titan International, Inc.	22,706	272,699
TriMas Corp. (a)	22,514	469,417
Wabash National Corp. (b)	27,273	599,460
Watts Water Technologies, Inc. - Class A	13,118	829,058
Woodward, Inc.	24,351	1,645,641

		31,392,247

Marine—0.1%
Costamare, Inc.	19,016	139,007
Matson, Inc.	20,127	604,615
Scorpio Bulkers, Inc. (a)	29,948	212,631

		956,253

Media—1.3%
AMC Entertainment Holdings, Inc. - Class A	25,675	584,106
Central European Media Enterprises, Ltd. - Class A (a)	41,674	166,696
Daily Journal Corp. (a) (b)	598	123,355
Emerald Expositions Events, Inc.	10,019	219,416
Entercom Communications Corp. - Class A	14,538	150,468
Entravision Communications Corp. - Class A	29,645	195,657
Eros International plc (a)	13,360	152,972
EW Scripps Co. (The)—Class A (a)	29,695	528,868
Gannett Co., Inc.	57,579	502,089
Gray Television, Inc. (a)	30,714	420,782
IMAX Corp. (a)	28,090	617,980
Liberty Braves Group - Class A (a)	4,959	118,470
Liberty Braves Group - Class C (a)	16,010	383,760
Loral Space & Communications, Inc. (a)	6,669	277,097
MDC Partners, Inc. - Class A (b)	25,380	251,262
Meredith Corp. (b)	18,346	1,090,670
MSG Networks, Inc. - Class A (a)	29,478	661,781
National CineMedia, Inc.	31,052	230,406
New Media Investment Group, Inc. (b)	22,310	300,739
New York Times Co. (The)—Class A	58,218	1,030,459
Nexstar Media Group, Inc. - Class A	21,250	1,270,750
Reading International, Inc. - Class A (a)	8,504	137,170
Scholastic Corp.	13,390	583,670
Sinclair Broadcast Group, Inc. - Class A (b)	34,775	1,144,097
Time, Inc.	50,189	720,212
tronc, Inc. (a)	6,955	89,650
World Wrestling Entertainment, Inc. - Class A	18,113	368,962

		12,321,544

Metals & Mining—1.2%
AK Steel Holding Corp. (a) (b)	148,008	972,412
Allegheny Technologies, Inc. (a) (b)	52,856	899,080
Carpenter Technology Corp.	20,845	780,228
Century Aluminum Co. (a)	24,781	386,088
Cliffs Natural Resources, Inc. (a)	140,930	975,236
Coeur Mining, Inc. (a)	85,970	737,623
Commercial Metals Co.	53,553	1,040,535
Compass Minerals International, Inc.	15,969	1,042,776
Ferroglobe Representation & Warranty Insurance Trust (a) (d)	31,634	0
Haynes International, Inc. (b)	6,653	241,570
Hecla Mining Co.	185,576	946,438
Kaiser Aluminum Corp.	8,616	762,688
Klondex Mines, Ltd. (a)	97,456	328,427
Materion Corp.	9,498	355,225
Schnitzer Steel Industries, Inc. - Class A	13,529	340,931
SunCoke Energy, Inc. (a)	32,541	354,697
TimkenSteel Corp. (a) (b)	18,629	286,328
Warrior Met Coal, Inc.	11,618	199,016

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Metals & Mining—(Continued)
Worthington Industries, Inc.	21,960	$1,102,831

		11,752,129

Mortgage Real Estate Investment Trusts—0.8%
AG Mortgage Investment Trust, Inc.	14,345	262,514
Anworth Mortgage Asset Corp.	49,995	300,470
Apollo Commercial Real Estate Finance, Inc.	43,321	803,605
Ares Commercial Real Estate Corp.	11,438	149,723
ARMOUR Residential REIT, Inc.	16,682	417,050
Capstead Mortgage Corp.	44,863	467,921
Cherry Hill Mortgage Investment Corp.	6,209	114,680
CYS Investments, Inc.	74,681	628,067
Dynex Capital, Inc.	26,422	187,596
Great Ajax Corp.	8,283	115,796
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	23,478	536,942
Invesco Mortgage Capital, Inc.	55,256	923,328
KKR Real Estate Finance Trust, Inc.	7,588	163,142
Ladder Capital Corp.	33,691	451,796
Mortgage Investment Corp.	23,775	446,970
New York Mortgage Trust, Inc. (b)	51,471	320,150
Orchid Island Capital, Inc. (b)	15,529	153,116
PennyMac Mortgage Investment Trust	32,716	598,376
Redwood Trust, Inc. (b)	33,524	571,249
Resource Capital Corp.	16,059	163,320
Sutherland Asset Management Corp.	8,791	130,546
Western Asset Mortgage Capital Corp.	20,929	215,569

		8,121,926

Multi-Utilities—0.5%
Avista Corp.	30,657	1,301,696
Black Hills Corp. (b)	24,293	1,639,049
NorthWestern Corp. (b)	23,557	1,437,448
Unitil Corp.	7,429	358,895

		4,737,088

Multiline Retail—0.3%
Big Lots, Inc. (b)	21,721	1,049,124
Dillard’s, Inc. - Class A	7,269	419,349
Fred’s, Inc. - Class A	16,936	156,319
J.C. Penney Co., Inc. (a)	146,549	681,453
Ollie’s Bargain Outlet Holdings, Inc. (a)	22,352	952,195

		3,258,440

Oil, Gas & Consumable Fuels—2.0%
Abraxas Petroleum Corp. (a)	72,356	117,217
Alon USA Energy, Inc.	18,417	245,314
Arch Coal, Inc. - Class A	11,093	757,652
Ardmore Shipping Corp.	14,743	120,155
Bill Barrett Corp. (a)	32,028	98,326
Bonanza Creek Energy, Inc. (a)	10,392	329,530
California Resources Corp. (a)	23,372	199,831
Callon Petroleum Co. (a) (b)	96,278	1,021,510
Carrizo Oil & Gas, Inc. (a) (b)	29,574	515,179
Clean Energy Fuels Corp. (a)	75,126	190,820

Oil, Gas & Consumable Fuels—(Continued)
Cloud Peak Energy, Inc. (a)	43,428	153,301
CVR Energy, Inc. (b)	8,864	192,881
Delek U.S. Holdings, Inc.	30,748	812,977
Denbury Resources, Inc. (a)	249,041	381,033
DHT Holdings, Inc.	44,160	183,264
Energy XXI Gulf Coast, Inc. (a)	16,656	309,302
Frontline, Ltd.	32,746	187,635
GasLog, Ltd.	20,748	316,407
Gener8 Maritime, Inc. (a)	20,545	116,901
Golar LNG, Ltd.	44,104	981,314
Green Plains, Inc. (b)	17,956	368,996
Halcon Resources Corp. (a)	35,866	162,832
International Seaways, Inc. (a)	14,283	309,513
Jagged Peak Energy, Inc. (a)	17,872	238,591
Matador Resources Co. (a) (b)	42,436	906,857
Nordic American Tankers, Ltd. (b)	48,340	306,476
Oasis Petroleum, Inc. (a)	110,800	891,940
Pacific Ethanol, Inc. (a)	24,055	150,344
Panhandle Oil and Gas, Inc. - Class A (b)	7,855	181,450
Par Pacific holdings, Inc. (a)	16,282	293,727
PDC Energy, Inc. (a)	31,270	1,348,050
Peabody Energy Corp. (a)	25,270	617,851
Penn Virginia Corp. (a)	8,198	301,276
Renewable Energy Group, Inc. (a) (b)	22,727	294,315
Resolute Energy Corp. (a)	11,063	329,345
REX American Resources Corp. (a)	2,989	288,618
Ring Energy, Inc. (a)	28,500	370,500
Sanchez Energy Corp. (a) (b)	33,313	239,187
SandRidge Energy, Inc. (a)	19,990	344,028
Scorpio Tankers, Inc.	83,337	330,848
SemGroup Corp. - Class A (b)	32,021	864,567
Ship Finance International, Ltd. (b)	28,428	386,621
SRC Energy, Inc. (a) (b)	91,847	618,130
Stone Energy Corp. (a)	10,507	193,119
Teekay Corp.	22,735	151,642
Tellurian, Inc. (a)	31,583	316,777
Ultra Petroleum Corp. (a)	96,029	1,041,915
WildHorse Resource Development Corp. (a) (b)	12,410	153,512

		19,231,576

Paper & Forest Products—0.6%
Boise Cascade Co. (a)	18,411	559,694
Clearwater Paper Corp. (a)	7,836	366,333
Deltic Timber Corp. (b)	5,314	396,743
KapStone Paper and Packaging Corp.	39,372	812,244
Louisiana-Pacific Corp. (a)	67,805	1,634,779
Neenah Paper, Inc.	7,745	621,536
PH Glatfelter Co.	21,278	415,772
Schweitzer-Mauduit International, Inc.	14,898	554,653

		5,361,754

Personal Products—0.2%
elf Beauty, Inc. (a)	10,070	274,005
Inter Parfums, Inc.	8,191	300,200
Medifast, Inc.	5,660	234,720
Natural Health Trends Corp.	3,882	108,114

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Personal Products—(Continued)
Nutraceutical International Corp.	4,388	$182,760
Revlon, Inc. - Class A (a)	6,172	146,276
USANA Health Sciences, Inc. (a)	5,606	359,345

		1,605,420

Pharmaceuticals—1.9%
Aclaris Therapeutics, Inc. (a)	9,913	268,841
Aerie Pharmaceuticals, Inc. (a)	14,203	746,368
Amphastar Pharmaceuticals, Inc. (a) (b)	18,205	325,141
ANI Pharmaceuticals, Inc. (a)	3,945	184,626
Aratana Therapeutics, Inc. (a)	20,999	151,823
Assembly Biosciences, Inc. (a)	7,194	148,556
Catalent, Inc. (a)	58,624	2,057,702
Collegium Pharmaceutical, Inc. (a)	11,786	147,443
Corcept Therapeutics, Inc. (a)	43,446	512,663
Depomed, Inc. (a)	31,379	337,010
Dermira, Inc. (a)	18,139	528,570
Heska Corp. (a)	3,277	334,483
Horizon Pharma plc (a)	78,756	934,834
Impax Laboratories, Inc. (a)	35,866	577,443
Innoviva, Inc. (a) (b)	40,393	517,030
Intersect ENT, Inc. (a)	11,434	319,580
Intra-Cellular Therapies, Inc. (a)	16,993	211,053
Lannett Co., Inc. (a) (b)	12,710	259,284
Medicines Co. (The) (a) (b)	32,038	1,217,764
MyoKardia, Inc. (a)	9,122	119,498
Nektar Therapeutics (a)	69,236	1,353,564
Ocular Therapeutix, Inc. (a)	11,830	109,664
Omeros Corp. (a)	18,771	373,637
Pacira Pharmaceuticals, Inc. (a)	18,507	882,784
Paratek Pharmaceuticals, Inc. (a)	10,327	248,881
Phibro Animal Health Corp. - Class A	9,993	370,241
Prestige Brands Holdings, Inc. (a)	25,686	1,356,478
Reata Pharmaceuticals, Inc. - Class A (a)	4,477	141,652
Revance Therapeutics, Inc. (a) (b)	10,975	289,740
Sciclone Pharmaceuticals, Inc. (a) (b)	27,839	306,229
Sucampo Pharmaceuticals, Inc. - Class A (a)	12,005	126,052
Supernus Pharmaceuticals, Inc. (a)	23,502	1,012,936
Teligent, Inc. (a)	21,989	201,199
Tetraphase Pharmaceuticals, Inc. (a)	19,335	137,859
TherapeuticsMD, Inc. (a)	70,014	368,974
Theravance Biopharma, Inc. (a) (b)	19,690	784,450
WAVE Life Sciences, Ltd. (a)	6,233	115,934
Zogenix, Inc. (a)	13,652	197,954

		18,277,940

Professional Services—1.2%
Advisory Board Co. (The) (a)	18,201	937,352
Barrett Business Services, Inc.	3,858	221,025
CBIZ, Inc. (a)	24,387	365,805
CRA International, Inc.	4,868	176,806
Exponent, Inc.	12,398	722,803
FTI Consulting, Inc. (a)	19,255	673,155
GP Strategies Corp. (a)	5,793	152,935
Heidrick & Struggles International, Inc.	9,634	209,540
Huron Consulting Group, Inc. (a)	10,356	447,379

Professional Services—(Continued)
ICF International, Inc. (a)	8,868	417,683
Insperity, Inc.	8,656	614,576
Kelly Services, Inc. - Class A	14,944	335,493
Kforce, Inc.	12,692	248,763
Korn/Ferry International	24,076	831,344
Mistras Group, Inc. (a) (b)	8,222	180,637
Navigant Consulting, Inc. (a)	21,686	428,515
On Assignment, Inc. (a)	24,181	1,309,401
Resources Connection, Inc.	12,083	165,537
RPX Corp. (a)	19,231	268,272
TriNet Group, Inc. (a)	19,326	632,733
TrueBlue, Inc. (a)	19,573	518,685
WageWorks, Inc. (a)	17,251	1,159,267
Willdan Group, Inc. (a)	3,965	121,131

		11,138,837

Real Estate Management & Development—0.5%
Alexander & Baldwin, Inc.	20,854	862,938
Altisource Portfolio Solutions S.A. (a)	6,754	147,372
Consolidated-Tomoka Land Co.	2,461	140,154
Forestar Group, Inc. (a)	17,933	307,551
FRP Holdings, Inc. (a)	3,389	156,402
HFF, Inc. - Class A	17,641	613,378
Kennedy-Wilson Holdings, Inc.	38,983	742,626
Marcus & Millichap, Inc. (a)	6,463	170,365
RE/MAX Holdings, Inc. - Class A	8,877	497,556
RMR Group, Inc. (The)—Class A	3,481	169,351
St. Joe Co. (The) (a)	25,487	477,881
Tejon Ranch Co. (a)	7,566	156,162

		4,441,736

Road & Rail—0.7%
ArcBest Corp.	12,815	263,989
Avis Budget Group, Inc. (a)	35,250	961,268
Covenant Transportation Group, Inc. - Class A (a)	5,776	101,253
Daseke, Inc. (a)	15,243	169,655
Heartland Express, Inc.	22,410	466,576
Hertz Global Holdings, Inc. (a)	26,814	308,361
Knight Transportation, Inc. (b)	34,224	1,267,999
Marten Transport, Ltd. (b)	11,626	318,552
Saia, Inc. (a)	11,835	607,136
Schneider National, Inc. - Class B	17,902	400,468
Swift Transportation Co. (a)	32,862	870,843
Werner Enterprises, Inc. (b)	22,043	646,962
YRC Worldwide, Inc. (a)	14,785	164,409

		6,547,471

Semiconductors & Semiconductor Equipment—3.0%
Advanced Energy Industries, Inc. (a)	18,734	1,211,902
Alpha & Omega Semiconductor, Ltd. (a)	10,203	170,084
Ambarella, Inc. (a)	15,830	768,546
Amkor Technology, Inc. (a)	46,149	450,876
Axcelis Technologies, Inc. (a)	13,934	291,917
AXT, Inc. (a)	19,096	121,260

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
Brooks Automation, Inc.	32,611	$707,333
Cabot Microelectronics Corp.	11,541	852,072
Ceva, Inc. (a)	10,183	462,817
Cirrus Logic, Inc. (a)	30,042	1,884,234
Cohu, Inc.	11,848	186,487
Cree, Inc. (a)	45,706	1,126,653
Diodes, Inc. (a)	18,315	440,109
DSP Group, Inc. (a)	11,248	130,477
Entegris, Inc. (a)	65,120	1,429,384
FormFactor, Inc. (a) (c)	31,704	393,124
Ichor Holdings, Ltd. (a)	5,950	119,952
Impinj, Inc. (a)	8,561	416,493
Inphi Corp. (a) (b)	19,424	666,243
Integrated Device Technology, Inc. (a)	64,575	1,665,389
IXYS Corp. (a)	13,771	226,533
Kopin Corp. (a) (b)	32,479	120,497
Lattice Semiconductor Corp. (a)	55,774	371,455
MACOM Technology Solutions Holdings, Inc. (a) (b)	18,984	1,058,738
MaxLinear, Inc. - Class A (a) (b)	26,699	744,635
MKS Instruments, Inc.	25,779	1,734,927
Monolithic Power Systems, Inc.	18,602	1,793,233
Nanometrics, Inc. (a)	12,771	322,979
NeoPhotonics Corp. (a)	14,422	111,338
NVE Corp.	2,605	200,585
PDF Solutions, Inc. (a) (b)	13,631	224,230
Photronics, Inc. (a)	30,362	285,403
Power Integrations, Inc.	13,471	982,036
Rambus, Inc. (a)	49,965	571,100
Rudolph Technologies, Inc. (a)	13,085	298,992
Semtech Corp. (a)	29,669	1,060,667
Sigma Designs, Inc. (a)	18,886	110,483
Silicon Laboratories, Inc. (a)	19,814	1,354,287
SunPower Corp. (a)	31,453	293,771
Synaptics, Inc. (a)	17,366	897,996
Ultra Clean Holdings, Inc. (a)	16,793	314,869
Veeco Instruments, Inc. (a)	22,250	619,662
Xcerra Corp. (a)	26,473	258,641
Xperi Corp.	24,436	728,193

		28,180,602

Software—3.4%
8x8, Inc. (a)	41,065	597,496
A10 Networks, Inc. (a)	21,727	183,376
ACI Worldwide, Inc. (a)	53,497	1,196,728
American Software, Inc. - Class A	12,761	131,311
Aspen Technology, Inc. (a) (c)	34,964	1,932,111
Barracuda Networks, Inc. (a)	11,138	256,842
Blackbaud, Inc. (b)	22,367	1,917,970
Blackline, Inc. (a)	5,176	184,990
Bottomline Technologies de, Inc. (a)	19,170	492,477
BroadSoft, Inc. (a) (b)	14,701	632,878
Callidus Software, Inc. (a)	28,634	692,943
CommVault Systems, Inc. (a)	18,850	1,064,083
Digimarc Corp. (a)	3,943	158,311
Ebix, Inc.	12,122	653,376

Software—(Continued)
Ellie Mae, Inc. (a)	15,728	1,728,665
Everbridge, Inc. (a)	8,344	203,260
Fair Isaac Corp.	14,308	1,994,678
Gigamon, Inc. (a) (b)	15,887	625,153
Glu Mobile, Inc. (a)	52,822	132,055
HubSpot, Inc. (a)	15,759	1,036,154
Imperva, Inc. (a)	15,746	753,446
MicroStrategy, Inc. - Class A (a)	4,589	879,574
Mitek Systems, Inc. (a)	15,125	127,050
MobileIron, Inc. (a)	27,306	165,201
Model N, Inc. (a)	11,583	154,054
Monotype Imaging Holdings, Inc.	18,592	340,234
Paycom Software, Inc. (a) (b)	22,985	1,572,404
Paylocity Holding Corp. (a)	12,312	556,256
Pegasystems, Inc.	16,572	966,976
Progress Software Corp.	23,712	732,464
Proofpoint, Inc. (a) (b)	19,783	1,717,758
PROS Holdings, Inc. (a) (b)	10,832	296,688
QAD, Inc. - Class A	4,798	153,776
Qualys, Inc. (a)	14,838	605,390
Rapid7, Inc. (a)	10,207	171,784
RealPage, Inc. (a)	27,494	988,409
RingCentral, Inc. - Class A (a)	28,664	1,047,669
Rubicon Project, Inc. (The) (a)	18,549	95,342
Silver Spring Networks, Inc. (a)	17,691	199,554
Synchronoss Technologies, Inc. (a)	19,823	326,088
Telenav, Inc. (a)	16,939	137,206
TiVo Corp.	54,357	1,013,758
Varonis Systems, Inc. (a)	9,188	341,794
VASCO Data Security International, Inc. (a)	15,031	215,695
Verint Systems, Inc. (a)	28,969	1,179,038
VirnetX Holding Corp. (a)	26,143	118,951
Workiva, Inc. (a)	11,206	213,474
Zendesk, Inc. (a)	45,410	1,261,490
Zix Corp. (a)	28,558	162,495

		32,308,875

Specialty Retail—2.0%
Aaron’s, Inc.	29,664	1,153,930
Abercrombie & Fitch Co. - Class A	32,535	404,735
America’s Car-Mart, Inc. (a)	3,580	139,262
American Eagle Outfitters, Inc.	80,529	970,374
Asbury Automotive Group, Inc. (a) (b)	9,029	510,590
Ascena Retail Group, Inc. (a) (b)	79,891	171,766
Barnes & Noble Education, Inc. (a)	20,589	218,861
Barnes & Noble, Inc.	31,637	240,441
Big 5 Sporting Goods Corp. (b)	9,615	125,476
Buckle, Inc. (The) (b)	14,188	252,546
Caleres, Inc.	20,189	560,850
Camping World Holdings, Inc. - Class A	5,917	182,539
Carvana Co. (a)	10,047	205,662
Cato Corp. (The) - Class A	13,930	245,029
Chico’s FAS, Inc. (b)	60,613	570,974
Children’s Place, Inc. (The) (b)	7,950	811,695
Citi Trends, Inc.	8,551	181,452
Conn’s, Inc. (a) (b)	10,289	196,520

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Specialty Retail—(Continued)
DSW, Inc. - Class A (b)	33,068	$585,304
Express, Inc. (a)	37,753	254,833
Finish Line, Inc. (The) - Class A (b)	20,123	285,143
Five Below, Inc. (a) (b)	25,874	1,277,399
Francesca’s Holdings Corp. (a)	18,782	205,475
Genesco, Inc. (a)	8,683	294,354
GNC Holdings, Inc. - Class A (b)	33,443	281,925
Group 1 Automotive, Inc.	9,411	595,905
Guess?, Inc. (b)	30,485	389,598
Haverty Furniture Cos., Inc.	10,391	260,814
Hibbett Sports, Inc. (a)	10,209	211,837
Lithia Motors, Inc. - Class A (b)	10,519	991,205
Lumber Liquidators Holdings, Inc. (a)	13,856	347,231
MarineMax, Inc. (a)	12,696	248,207
Monro Muffler Brake, Inc. (b)	15,070	629,173
Office Depot, Inc. (b)	245,668	1,385,568
Party City Holdco, Inc. (a) (b)	13,656	213,716
Pier 1 Imports, Inc.	35,527	184,385
Rent-A-Center, Inc.	21,277	249,366
RH (a) (b)	16,278	1,050,257
Select Comfort Corp. (a) (b)	19,982	709,161
Shoe Carnival, Inc.	8,227	171,780
Sonic Automotive, Inc. - Class A	14,688	285,682
Tailored Brands, Inc.	22,434	250,363
Tile Shop Holdings, Inc.	14,624	301,986
Vitamin Shoppe, Inc. (a) (b)	12,621	147,035
Winmark Corp.	1,140	147,003
Zumiez, Inc. (a)	10,452	129,082

		19,226,489

Technology Hardware, Storage & Peripherals—0.5%
3D Systems Corp. (a) (b)	52,340	978,758
Cray, Inc. (a)	19,290	354,936
Diebold Nixdorf, Inc.	35,435	992,180
Electronics for Imaging, Inc. (a) (b)	22,186	1,051,173
Immersion Corp. (a) (b)	15,004	136,236
Intevac, Inc. (a)	10,049	111,544
Pure Storage, Inc. - Class A (a)	44,025	563,960
Stratasys, Ltd. (a)	23,667	551,678
Super Micro Computer, Inc. (a)	17,788	438,474

		5,178,939

Textiles, Apparel & Luxury Goods—0.7%
Columbia Sportswear Co.	13,362	775,798
Crocs, Inc. (a) (c)	36,244	279,441
Culp, Inc.	4,697	152,652
Deckers Outdoor Corp. (a)	14,873	1,015,231
Fossil Group, Inc. (a)	20,656	213,790
G-III Apparel Group, Ltd. (a) (b)	21,024	524,549
Iconix Brand Group, Inc. (a)	23,416	161,805
Movado Group, Inc. (b)	7,984	201,596
Oxford Industries, Inc.	7,657	478,486
Perry Ellis International, Inc. (a)	7,318	142,408
Steven Madden, Ltd. (a)	27,483	1,097,946
Unifi, Inc. (a)	7,892	243,074

Textiles, Apparel & Luxury Goods—(Continued)
Wolverine World Wide, Inc. (b)	45,644	1,278,488

		6,565,264

Thrifts & Mortgage Finance—2.1%
Astoria Financial Corp.	45,250	911,787
Bank Mutual Corp.	22,673	207,458
BankFinancial Corp.	7,874	117,480
Beneficial Bancorp, Inc. (b)	32,692	490,380
BofI Holding, Inc. (a) (b)	28,164	668,050
BSB Bancorp, Inc. (a)	4,295	125,629
Capitol Federal Financial, Inc.	59,838	850,298
Charter Financial Corp.	7,188	129,384
Clifton Bancorp, Inc.	10,898	180,144
Dime Community Bancshares, Inc.	15,501	303,819
Essent Group, Ltd. (a)	35,226	1,308,294
Federal Agricultural Mortgage Corp. - Class C	4,263	275,816
First Defiance Financial Corp.	5,038	265,402
Flagstar Bancorp, Inc. (a)	9,133	281,479
Hingham Institution for Savings	716	130,262
Home Bancorp, Inc.	3,086	131,217
HomeStreet, Inc. (a)	12,382	342,672
Kearny Financial Corp. (b)	43,899	651,900
LendingTree, Inc. (a)	2,772	477,338
Meridian Bancorp, Inc.	23,292	393,635
Meta Financial Group, Inc.	4,218	375,402
MGIC Investment Corp. (a)	172,680	1,934,016
Nationstar Mortgage Holdings, Inc. (a)	13,208	236,291
NMI Holdings, Inc. - Class A (a)	27,711	317,291
Northfield Bancorp, Inc.	19,366	332,127
Northwest Bancshares, Inc.	47,880	747,407
OceanFirst Financial Corp.	15,122	410,109
Ocwen Financial Corp. (a)	51,713	139,108
Oritani Financial Corp. (b)	16,857	287,412
PCSB Financial Corp. (a)	11,786	201,069
PennyMac Financial Services, Inc. - Class A (a)	7,300	121,910
PHH Corp. (a)	24,884	342,653
Provident Financial Services, Inc.	29,105	738,685
Radian Group, Inc.	99,468	1,626,302
Territorial Bancorp, Inc.	4,282	133,555
TrustCo Bank Corp. (b)	45,137	349,812
United Community Financial Corp.	24,319	202,091
United Financial Bancorp, Inc.	21,901	365,528
Walker & Dunlop, Inc. (a)	12,545	612,572
Washington Federal, Inc.	43,725	1,451,670
Waterstone Financial, Inc.	10,900	205,465
Western New England Bancorp, Inc.	13,397	135,979
WSFS Financial Corp.	14,223	645,013

		20,153,911

Tobacco—0.2%
Universal Corp.	11,709	757,572
Vector Group, Ltd.	44,917	957,631

		1,715,203

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Trading Companies & Distributors—1.2%
Aircastle, Ltd.	23,576	$512,778
Applied Industrial Technologies, Inc.	17,961	1,060,597
Beacon Roofing Supply, Inc. (a)	28,149	1,379,301
BMC Stock Holdings, Inc. (a)	31,129	680,169
CAI International, Inc. (a)	8,107	191,325
DXP Enterprises, Inc. (a)	6,978	240,741
GATX Corp. (b)	17,764	1,141,692
GMS, Inc. (a)	11,477	322,504
H&E Equipment Services, Inc. (b)	15,412	314,559
Herc Holdings, Inc. (a)	11,582	455,404
Kaman Corp.	13,043	650,454
MRC Global, Inc. (a)	44,689	738,262
Nexeo Solutions, Inc. (a)	19,400	161,020
NOW, Inc. (a) (b)	51,271	824,438
Rush Enterprises, Inc. - Class A (a)	12,945	481,295
SiteOne Landscape Supply, Inc. (a)	15,960	830,878
Textainer Group Holdings, Ltd. (a)	11,532	167,214
Titan Machinery, Inc. (a)	9,306	167,322
Triton International, Ltd.	20,087	671,709
Veritiv Corp. (a)	5,727	257,715

		11,249,377

Water Utilities—0.3%
American States Water Co.	16,817	797,294
Artesian Resources Corp. - Class A	3,766	141,752
Cadiz, Inc. (a)	10,537	142,250
California Water Service Group	22,665	834,072
Connecticut Water Service, Inc. (b)	4,871	270,389
Middlesex Water Co.	7,497	296,881
SJW Group	7,394	363,637
York Water Co. (The)	6,695	233,321

		3,079,596

Wireless Telecommunication Services—0.1%
Boingo Wireless, Inc. (a)	17,390	260,155
Shenandoah Telecommunications Co. (b)	22,906	703,214
Spok Holdings, Inc.	11,723	207,497

		1,170,866

Total Common Stocks (Cost $636,160,827)		896,486,656

Mutual Fund—2.9%

Investment Company Security—2.9%
iShares Russell 2000 Index Fund (Cost $26,810,687)	195,900	27,606,228

Rights—0.0%

Biotechnology—0.0%
Dyax Corp., Expires 12/31/19 (a) (d) (e)	69,204	169,550

Biotechnology—(Continued)
Tobira Therapeutics, Inc., Expires 12/31/28 (a) (d) (e)	4,660	64,028

		233,578

Machinery—0.0%
Gerber Scientific, Inc. (a) (b) (d)	14,024	0

Total Rights (Cost $140,845)		233,578

Short-Term Investments—3.0%

Discount Notes—2.2%
Federal Home Loan Bank 0.608%, 07/07/17 (f)	225,000	224,975
0.772%, 07/14/17 (f)	2,475,000	2,474,243
0.774%, 07/12/17 (f)	1,000,000	999,750
0.821%, 07/21/17 (f)	7,675,000	7,671,163
0.920%, 08/02/17 (f)	8,475,000	8,467,796
0.941%, 08/11/17 (f)	400,000	399,558
0.946%, 07/26/17 (f)	300,000	299,808
0.982%, 08/25/17 (f)	125,000	124,812

		20,662,105

U.S. Treasury—0.8%
U.S. Treasury Bills 0.720%, 08/03/17 (f)	1,850,000	1,848,642
0.915%, 08/17/17 (f)	1,100,000	1,098,757
0.956%, 09/21/17 (f)	2,100,000	2,095,458
0.957%, 08/31/17 (f)	775,000	773,828
1.021%, 09/28/17 (f)	1,725,000	1,720,789

		7,537,474

Total Short-Term Investments (Cost $28,199,794)		28,199,579

Securities Lending Reinvestments (g)—8.3%

Certificates of Deposit—5.4%
ABN AMRO Bank NV Zero Coupon, 09/05/17	995,818	997,900
Bank of America N.A. 1.507%, 07/11/17 (h)	7,000,000	7,001,233
Canadian Imperial Bank 1.630%, 10/27/17 (h)	1,500,000	1,501,688
Cooperative Rabobank UA New York 1.555%, 10/13/17 (h)	2,500,000	2,502,882
1.558%, 10/13/17 (h)	2,000,000	2,002,713
Credit Industriel et Commercial 1.125%, 07/03/17	1,000,000	1,000,022
Credit Suisse AG New York 1.432%, 10/16/17 (h)	1,500,000	1,500,321
DG Bank New York 1.140%, 07/03/17	1,000,000	999,990

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
DNB NOR Bank ASA 1.412%, 07/28/17 (h)	2,200,000	$2,200,275
KBC Bank NV 1.200%, 07/18/17	1,000,000	1,000,000
1.250%, 08/08/17	1,000,000	1,000,030
Landesbank Baden-Wuerttemberg 1.150%, 07/03/17	2,000,000	1,999,980
Mitsubishi UFJ Trust and Banking Corp. 1.266%, 12/05/17 (h)	1,500,000	1,500,035
Mizuho Bank, Ltd., New York 1.469%, 10/18/17 (h)	1,500,000	1,499,898
1.610%, 08/02/17 (h)	1,000,000	1,000,305
Natixis New York 1.506%, 08/03/17 (h)	2,500,000	2,500,755
Norinchukin Bank New York 1.377%, 10/13/17 (h)	1,500,000	1,501,031
1.687%, 07/12/17 (h)	5,000,000	5,000,605
Royal Bank of Canada New York 1.555%, 10/13/17 (h)	3,000,000	3,003,033
Sumitomo Mitsui Banking Corp., New York 1.551%, 08/01/17 (h)	2,700,000	2,701,050
Sumitomo Mitsui Trust Bank, Ltd., New York 1.466%, 10/26/17 (h)	2,000,000	2,000,512
Toronto Dominion Bank New York 1.475%, 01/10/18 (h)	3,500,000	3,505,819
UBS, Stamford 1.722%, 07/31/17 (h)	1,601,635	1,600,914
Wells Fargo Bank San Francisco N.A. 1.547%, 10/26/17 (h)	2,100,000	2,101,877

		51,622,868

Commercial Paper—1.1%
Atlantic Asset Securitization LLC 1.170%, 07/12/17	1,495,564	1,499,457
Commonwealth Bank Australia 1.522%, 10/23/17 (h)	2,500,000	2,502,635
ING Funding LLC 1.234%, 12/07/17 (h)	500,000	500,173
LMA S.A. & LMA Americas 1.150%, 07/07/17	499,888	499,936
1.180%, 07/11/17	997,050	999,668
Sheffield Receivables Co. 1.190%, 07/28/17	996,893	999,060
Westpac Banking Corp. 1.506%, 10/20/17 (h)	3,400,000	3,403,390

		10,404,319

Repurchase Agreements—1.2%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $344,508 on 07/03/17, collateralized by $358,595 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $351,367.	344,477	344,477

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.710% to be repurchased at $50,594 on 10/02/17, collateralized by various Common Stock with a value of $55,000.	50,000	50,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/17 at 1.100% to be repurchased at $1,300,119 on 07/03/17, collateralized by $1,295,004 U.S. Treasury and Foreign Obligations with rates ranging from 1.375% - 4.500%, maturity dates ranging from 04/10/18 - 02/15/36, with a value of $1,326,000.	1,300,000	1,300,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $1,600,160 on 07/03/17, collateralized by $1,626,773 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $1,632,005.	1,600,000	1,600,000
Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $2,001,550 on 07/03/17, collateralized by $435 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $2,223,647.	2,000,000	2,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $502,423 on 09/29/17, collateralized by various Common Stock with a value of $550,000.	500,000	500,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/30/17 at 1.250% to be repurchased at $300,031 on 07/03/17, collateralized by $270,505 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 07/20/17 - 05/15/46, with a value of $306,200.	300,000	300,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $3,556,691 on 10/02/17, collateralized by various Common Stock with a value of $3,850,000.	3,500,000	3,500,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $1,511,471 on 10/02/17, collateralized by various Common Stock with a value of $1,650,000.	1,500,000	1,500,000

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Pershing LLC Repurchase Agreement dated 06/30/17 at 1.180% to be repurchased at $500,049 on 07/03/17, collateralized by $750,882 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 11.027%, maturity dates ranging from 07/14/17 - 04/20/67, with a value of $510,000.	500,000	$500,000

		11,594,477

Time Deposits—0.6%
ABN AMRO Bank NV 1.180%, 07/07/17	2,000,000	2,000,000
Australia New Zealand Bank 1.150%, 07/03/17	100,000	100,000
Landesbank Baden-Wuerttemberg 1.200%, 07/03/17	500,000	500,000
Shinkin Central Bank 1.330%, 07/26/17	3,000,000	3,000,000
Standard Chartered plc 1.200%, 07/03/17	600,000	600,000

		6,200,000

Total Securities Lending Reinvestments (Cost $79,791,142)		79,821,664

Total Investments—108.3% (Cost $771,103,295) (i)		1,032,347,705
Other assets and liabilities (net)—(8.3)%		(79,556,209)

Net Assets—100.0%		$952,791,496

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $77,702,273 and the collateral received consisted of cash in the amount of $79,781,325. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2017, the market value of securities pledged was $3,293,097.
(d)	Illiquid security. As of June 30, 2017, these securities represent 0.0% of net assets.
(e)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2017, these securities represent less than 0.05% of net assets.
(f)	The rate shown represents current yield to maturity.
(g)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(h)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(i)	As of June 30, 2017, the aggregate cost of investments was $771,103,295. The aggregate unrealized appreciation and depreciation of investments were $308,697,263 and $(47,452,853), respectively, resulting in net unrealized appreciation of $261,244,410.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation
Russell 2000 Index Mini Futures	09/15/17	394	USD	27,732,206	$129,504

(USD)—	United States Dollar

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$13,046,769	$—	$—	$13,046,769
Air Freight & Logistics	2,807,733	—	—	2,807,733
Airlines	2,854,126	—	—	2,854,126
Auto Components	10,785,771	—	—	10,785,771
Automobiles	523,845	—	—	523,845
Banks	92,765,396	—	—	92,765,396
Beverages	2,182,553	—	—	2,182,553
Biotechnology	47,327,578	—	—	47,327,578
Building Products	11,400,427	—	—	11,400,427
Capital Markets	11,674,921	—	—	11,674,921
Chemicals	19,146,697	—	—	19,146,697
Commercial Services & Supplies	22,305,936	—	—	22,305,936
Communications Equipment	17,346,299	—	—	17,346,299
Construction & Engineering	10,647,302	—	—	10,647,302
Construction Materials	2,027,660	—	—	2,027,660
Consumer Finance	5,536,256	—	—	5,536,256
Containers & Packaging	1,004,575	—	—	1,004,575
Distributors	717,534	—	—	717,534
Diversified Consumer Services	7,980,472	—	—	7,980,472
Diversified Financial Services	835,581	—	—	835,581
Diversified Telecommunication Services	6,557,412	—	—	6,557,412
Electric Utilities	10,043,083	—	—	10,043,083
Electrical Equipment	5,941,769	—	—	5,941,769
Electronic Equipment, Instruments & Components	25,706,857	—	—	25,706,857
Energy Equipment & Services	12,973,847	—	—	12,973,847
Equity Real Estate Investment Trusts	63,628,186	—	—	63,628,186
Food & Staples Retailing	4,527,682	—	—	4,527,682
Food Products	11,850,197	—	—	11,850,197
Gas Utilities	11,038,065	—	—	11,038,065
Health Care Equipment & Supplies	34,568,653	—	—	34,568,653
Health Care Providers & Services	19,810,590	—	—	19,810,590
Health Care Technology	7,367,029	—	—	7,367,029
Hotels, Restaurants & Leisure	29,234,472	—	—	29,234,472
Household Durables	13,204,764	—	—	13,204,764
Household Products	2,411,015	—	—	2,411,015
Independent Power and Renewable Electricity Producers	4,105,962	—	—	4,105,962

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Industrial Conglomerates	$578,954	$—	$—	$578,954
Insurance	22,446,701	—	—	22,446,701
Internet & Direct Marketing Retail	4,652,637	—	—	4,652,637
Internet Software & Services	25,621,617	—	—	25,621,617
IT Services	18,440,527	—	—	18,440,527
Leisure Products	3,350,822	—	—	3,350,822
Life Sciences Tools & Services	7,534,901	—	—	7,534,901
Machinery	31,392,247	—	—	31,392,247
Marine	956,253	—	—	956,253
Media	12,321,544	—	—	12,321,544
Metals & Mining	11,752,129	0	—	11,752,129
Mortgage Real Estate Investment Trusts	8,121,926	—	—	8,121,926
Multi-Utilities	4,737,088	—	—	4,737,088
Multiline Retail	3,258,440	—	—	3,258,440
Oil, Gas & Consumable Fuels	19,231,576	—	—	19,231,576
Paper & Forest Products	5,361,754	—	—	5,361,754
Personal Products	1,605,420	—	—	1,605,420
Pharmaceuticals	18,277,940	—	—	18,277,940
Professional Services	11,138,837	—	—	11,138,837
Real Estate Management & Development	4,441,736	—	—	4,441,736
Road & Rail	6,547,471	—	—	6,547,471
Semiconductors & Semiconductor Equipment	28,180,602	—	—	28,180,602
Software	32,308,875	—	—	32,308,875
Specialty Retail	19,226,489	—	—	19,226,489
Technology Hardware, Storage & Peripherals	5,178,939	—	—	5,178,939
Textiles, Apparel & Luxury Goods	6,565,264	—	—	6,565,264
Thrifts & Mortgage Finance	20,153,911	—	—	20,153,911
Tobacco	1,715,203	—	—	1,715,203
Trading Companies & Distributors	11,249,377	—	—	11,249,377
Water Utilities	3,079,596	—	—	3,079,596
Wireless Telecommunication Services	1,170,866	—	—	1,170,866
Total Common Stocks	896,486,656	0	—	896,486,656
Total Mutual Fund*	27,606,228	—	—	27,606,228
Total Rights*	—	—	233,578	233,578
Short-Term Investments
Discount Notes	—	20,662,105	—	20,662,105
U.S. Treasury	—	7,537,474	—	7,537,474
Total Short-Term Investments	—	28,199,579	—	28,199,579
Total Securities Lending Reinvestments*	—	79,821,664	—	79,821,664
Total Investments	$924,092,884	$108,021,243	$233,578	$1,032,347,705

Collateral for Securities Loaned (Liability)	$—	$(79,781,325)	$—	$(79,781,325)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$129,504	$—	$—	$129,504

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2017 is not presented.

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$1,032,347,705
Cash	228,114
Receivable for:
Investments sold	656,169
Fund shares sold	1,014,343
Dividends	985,627

Total Assets	1,035,231,958
Liabilities
Collateral for securities loaned	79,781,325
Payables for:
Investments purchased	977,731
Fund shares redeemed	958,673
Variation margin on futures contracts	72,890
Accrued Expenses:
Management fees	193,320
Distribution and service fees	92,901
Deferred trustees’ fees	102,469
Other expenses	261,153

Total Liabilities	82,440,462

Net Assets	$952,791,496

Net Assets Consist of:
Paid in surplus	$637,504,010
Undistributed net investment income	5,572,678
Accumulated net realized gain	48,340,894
Unrealized appreciation on investments and futures contracts	261,373,914

Net Assets	$952,791,496

Net Assets
Class A	$518,520,893
Class B	254,100,582
Class E	27,846,132
Class G	152,323,889
Capital Shares Outstanding*
Class A	25,754,683
Class B	12,915,796
Class E	1,391,058
Class G	7,769,463
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$20.13
Class B	19.67
Class E	20.02
Class G	19.61

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $771,103,295.
(b)	Includes securities loaned at value of $77,702,273.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (a)	$6,478,359
Interest	88,731
Securities lending income	1,110,147

Total investment income	7,677,237
Expenses
Management fees	1,168,940
Administration fees	14,899
Custodian and accounting fees	49,145
Distribution and service fees—Class B	310,291
Distribution and service fees—Class E	20,656
Distribution and service fees—Class G	223,017
Audit and tax services	22,408
Legal	18,678
Trustees’ fees and expenses	26,317
Shareholder reporting	86,733
Insurance	2,829
Miscellaneous	33,835

Total expenses	1,977,748
Less management fee waiver	(10,982)

Net expenses	1,966,766

Net Investment Income	5,710,471

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	51,312,169
Futures contracts	429,464

Net realized gain	51,741,633

Net change in unrealized appreciation (depreciation) on:
Investments	(12,297,582)
Futures contracts	709,180

Net change in unrealized depreciation	(11,588,402)

Net realized and unrealized gain	40,153,231

Net Increase in Net Assets From Operations	$45,863,702

(a)	Net of foreign withholding taxes of $292.

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,710,471	$10,703,140
Net realized gain	51,741,633	41,503,507
Net change in unrealized appreciation (depreciation)	(11,588,402)	113,947,255

Increase in net assets from operations	45,863,702	166,153,902

From Distributions to Shareholders
Net investment income
Class A	(6,289,158)	(6,199,626)
Class B	(2,591,328)	(2,602,492)
Class E	(304,417)	(306,015)
Class G	(1,512,778)	(1,328,503)
Net realized capital gains
Class A	(20,629,418)	(26,106,237)
Class B	(10,353,031)	(13,423,379)
Class E	(1,120,627)	(1,459,665)
Class G	(6,220,837)	(7,420,341)

Total distributions	(49,021,594)	(58,846,258)

Increase (decrease) in net assets from capital share transactions	22,765,123	(9,842,161)

Total increase in net assets	19,607,231	97,465,483

Net Assets
Beginning of period	933,184,265	835,718,782

End of period	$952,791,496	$933,184,265

Undistributed net investment income
End of period	$5,572,678	$10,559,888

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Statements of Changes in Net Assets

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	1,084,410	$22,243,643	2,734,140	$48,541,845
Reinvestments	1,342,573	26,918,576	1,900,345	32,305,863
Redemptions	(2,077,205)	(42,800,429)	(4,749,649)	(85,498,973)

Net increase (decrease)	349,778	$6,361,790	(115,164)	$(4,651,265)

Class B
Sales	534,089	$10,708,497	979,533	$17,010,942
Reinvestments	660,426	12,944,359	963,672	16,025,871
Redemptions	(757,937)	(15,232,433)	(2,005,944)	(35,652,777)

Net increase (decrease)	436,578	$8,420,423	(62,739)	$(2,615,964)

Class E
Sales	53,989	$1,109,884	231,975	$4,151,723
Reinvestments	71,467	1,425,044	104,416	1,765,680
Redemptions	(116,627)	(2,373,542)	(351,709)	(6,252,408)

Net increase (decrease)	8,829	$161,386	(15,318)	$(335,005)

Class G
Sales	741,065	$14,766,430	1,199,600	$21,425,493
Reinvestments	395,987	7,733,615	527,675	8,748,844
Redemptions	(732,874)	(14,678,521)	(1,827,855)	(32,414,264)

Net increase (decrease)	404,178	$7,821,524	(100,580)	$(2,239,927)

Increase (decrease) derived from capital shares transactions		$22,765,123		$(9,842,161)

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$20.22		$17.98	$20.11	$19.83	$14.56	$12.66

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.25 (b)	0.26	0.24	0.20	0.28
Net realized and unrealized gain (loss) on investments	0.87		3.33	(0.98)	0.71	5.33	1.78

Total from investment operations	1.01		3.58	(0.72)	0.95	5.53	2.06

Less Distributions
Distributions from net investment income	(0.26)		(0.26)	(0.25)	(0.23)	(0.26)	(0.16)
Distributions from net realized capital gains	(0.84)		(1.08)	(1.16)	(0.44)	0.00	0.00

Total distributions	(1.10)		(1.34)	(1.41)	(0.67)	(0.26)	(0.16)

Net Asset Value, End of Period	$20.13		$20.22	$17.98	$20.11	$19.83	$14.56

Total Return (%) (c)	5.02	(d)	21.28	(4.27)	5.04	38.55	16.35

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.30	(e)	0.31	0.31	0.32	0.31	0.33
Net ratio of expenses to average net assets (%) (f)	0.30	(e)	0.31	0.31	0.31	0.31	0.33
Ratio of net investment income to average net assets (%)	1.34	(e)	1.40 (b)	1.35	1.26	1.18	2.01
Portfolio turnover rate (%)	14	(d)	24	27	24	25	26
Net assets, end of period (in millions)	$518.5		$513.7	$459.0	$488.3	$485.5	$366.9

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$19.76		$17.60	$19.71	$19.45	$14.29	$12.43

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.20 (b)	0.21	0.19	0.16	0.24
Net realized and unrealized gain (loss) on investments	0.85		3.25	(0.96)	0.69	5.23	1.75

Total from investment operations	0.96		3.45	(0.75)	0.88	5.39	1.99

Less Distributions
Distributions from net investment income	(0.21)		(0.21)	(0.20)	(0.18)	(0.23)	(0.13)
Distributions from net realized capital gains	(0.84)		(1.08)	(1.16)	(0.44)	0.00	0.00

Total distributions	(1.05)		(1.29)	(1.36)	(0.62)	(0.23)	(0.13)

Net Asset Value, End of Period	$19.67		$19.76	$17.60	$19.71	$19.45	$14.29

Total Return (%) (c)	4.90	(d)	20.96	(4.49)	4.78	38.18	16.05

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	(e)	0.56	0.56	0.57	0.56	0.58
Net ratio of expenses to average net assets (%) (f)	0.55	(e)	0.56	0.56	0.56	0.56	0.58
Ratio of net investment income to average net assets (%)	1.09	(e)	1.15 (b)	1.10	1.01	0.93	1.77
Portfolio turnover rate (%)	14	(d)	24	27	24	25	26
Net assets, end of period (in millions)	$254.1		$246.6	$220.8	$240.2	$238.1	$185.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$20.10		$17.88	$20.00	$19.72	$14.48	$12.60

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.22 (b)	0.23	0.21	0.17	0.25
Net realized and unrealized gain (loss) on investments	0.87		3.31	(0.98)	0.71	5.31	1.77

Total from investment operations	0.99		3.53	(0.75)	0.92	5.48	2.02

Less Distributions
Distributions from net investment income	(0.23)		(0.23)	(0.21)	(0.20)	(0.24)	(0.14)
Distributions from net realized capital gains	(0.84)		(1.08)	(1.16)	(0.44)	0.00	0.00

Total distributions	(1.07)		(1.31)	(1.37)	(0.64)	(0.24)	(0.14)

Net Asset Value, End of Period	$20.02		$20.10	$17.88	$20.00	$19.72	$14.48

Total Return (%) (c)	4.96	(d)	21.09	(4.39)	4.91	38.35	16.10

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.45	(e)	0.46	0.46	0.47	0.46	0.48
Net ratio of expenses to average net assets (%) (f)	0.45	(e)	0.46	0.46	0.46	0.46	0.48
Ratio of net investment income to average net assets (%)	1.19	(e)	1.25 (b)	1.19	1.10	1.03	1.85
Portfolio turnover rate (%)	14	(d)	24	27	24	25	26
Net assets, end of period (in millions)	$27.8		$27.8	$25.0	$28.7	$30.6	$25.7

	Class G
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$19.70		$17.54	$19.65	$19.40	$14.26	$12.41

Income (Loss) from Investment Operations
Net investment income (a)	0.10		0.19 (b)	0.20	0.18	0.15	0.24
Net realized and unrealized gain (loss) on investments	0.86		3.24	(0.96)	0.69	5.22	1.73

Total from investment operations	0.96		3.43	(0.76)	0.87	5.37	1.97

Less Distributions
Distributions from net investment income	(0.21)		(0.19)	(0.19)	(0.18)	(0.23)	(0.12)
Distributions from net realized capital gains	(0.84)		(1.08)	(1.16)	(0.44)	0.00	0.00

Total distributions	(1.05)		(1.27)	(1.35)	(0.62)	(0.23)	(0.12)

Net Asset Value, End of Period	$19.61		$19.70	$17.54	$19.65	$19.40	$14.26

Total Return (%) (c)	4.83	(d)	20.92	(4.54)	4.73	38.12	15.94

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	(e)	0.61	0.61	0.62	0.61	0.63
Net ratio of expenses to average net assets (%) (f)	0.60	(e)	0.61	0.61	0.61	0.61	0.63
Ratio of net investment income to average net assets (%)	1.04	(e)	1.10 (b)	1.04	0.96	0.89	1.81
Portfolio turnover rate (%)	14	(d)	24	27	24	25	26
Net assets, end of period (in millions)	$152.3		$145.1	$131.0	$144.7	$141.2	$88.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Russell 2000 Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the

BHFTII-30

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances, passive foreign investment companies (“PFICs”) and real estate investment trust (“REIT”) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-31

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $11,594,477. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2017
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(79,781,325)	$—	$—	$—	$(79,781,325)
Rights	—	—	—	—	—
Total Borrowings	$(79,781,325)	$—	$—	$—	$(79,781,325)
Gross amount of recognized liabilities for securities lending transactions					$(79,781,325)

BHFTII-32

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2017 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$129,504

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$429,464

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$709,180

For the six months ended June 30, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$19,700

‡	Averages are based on activity levels during the period.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements

BHFTII-33

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$129,614,518	$0	$148,436,464

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2017 were $1,168,940.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIA an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIA with respect to the Portfolio for the six months ended June 30, 2017 were $165,067.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2017 are shown as a management fee waiver in the Statement of Operations.

BHFTII-34

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$10,436,636	$10,291,201	$48,409,622	$51,124,952	$58,846,258	$61,416,153

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$10,863,900	$38,380,735	$269,293,077	$—	$318,537,712

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

BHFTII-35

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

10. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTII-36

Brighthouse Funds Trust II

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
40,669,67	1,606,853	2,785,934

To Approve a Subadvisory Agreement between the Manager and MetLife Investment Advisors, LLC

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
40,656,928	1,620,953	2,784,581

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	41,437,133	3,625,328
Robert Boulware	41,448,569	3,613,892
Susan C. Gause	41,540,593	3,521,868
Nancy Hawthorne	41,544,374	3,518,087
Barbara A. Nugent	41,502,015	3,560,446
John Rosenthal	41,432,799	3,629,661
Linda B. Strumpf	41,496,614	3,565,847
Dawn M. Vroegop	41,496,595	3,565,866

BHFTII-37

Brighthouse Funds Trust II

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A, B, E and F shares of the MFS Total Return Portfolio returned 6.38%, 6.25%, 6.30%, and 6.28%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (“S&P”) 500 Index1 and the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 9.34% and 2.27%, respectively. A blend of the S&P 500 Index (60%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%) returned 6.48%.

MARKET ENVIRONMENT / CONDITIONS

For the first time in many years, markets are experiencing synchronized global economic growth. The rebound in emerging markets (“EM”) economies has been more pronounced (despite the deceleration in Chinese growth at the end of the first half of 2017), helped by some larger economies (i.e., Brazil and Russia) emerging from recessions. At the same time, developed market (“DM”) economies continued to grow at or above potential. Market confidence increased in the U.S. after the presidential elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting U.S. equities and corporate bond performance. While global inflation faded during the period as commodity prices, particularly oil, leveled off or declined, global growth remained relatively resilient. As a result, there have been more tightening signals and actions by DM central banks. The U.S. Federal Reserve increased interest rates by 25 basis points at the end of the period, bringing the total number of quarter-percent hikes in the federal funds rate to four since December 2015. The European Central Bank appears set on announcing Quantitative Easing tapering in the fall of 2017. The Bank of England may also begin reducing monetary accommodation. Markets have been comforted (along with central banks) by the decline in fears of a populist wave in Europe after establishment candidates won the Dutch and French elections. European growth has reflected the more constructive political economic backdrop.

The headwind of a stronger U.S. dollar faded during the period while U.S. consumer spending held up well amid a modest increase in real wages and relatively low gasoline prices. Demand for autos tapered off from near-record territory at the end of the period, while the housing market continued its recovery amid relatively low mortgage rates and tight inventories. Global trade, which was sluggish early in the period, showed signs of improvement, a positive indicator of global economic activity and prospects. Receding fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM, helped EM economies resume their upward trajectory, powered by strong inflows throughout the first half of 2017.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio slightly underperformed its blended index during the first half of 2017. Within the equity portion of the Portfolio, a combination of an underweight allocation and weak stock selection in the Information Technology sector held back performance relative to the S&P 500 Index. Within this sector, underweight positions in computer and personal electronics maker Apple, internet search giant Alphabet and social network services provider Facebook detracted from relative returns. Additionally, not owning shares of computer graphics processors maker NVIDIA also hurt relative performance.

Stock selection in the Consumer Discretionary sector also weakened relative results. Here, an underweight position in internet retailer Amazon.com, overweight position in retail giant Target and not owning shares of restaurant chain McDonald’s hindered relative returns.

Elsewhere, overweight positions in financial services firm Goldman Sachs and telecommunications company Verizon Communications weighed on relative performance. Additionally, not owning shares of aerospace company Boeing also detracted from relative results.

Within the fixed income portion of the Portfolio, security selection within the Commercial Mortgage Backed Securities (“CMBS”) sector weakened relative returns. Additionally, the Portfolio’s lesser relative exposure to sovereign debt also held back relative returns.

Within the equity portion of the Portfolio, strong stock selection in the Industrials sector contributed to performance relative to the S&P 500 Index. Within this sector, not owning shares of diversified industrial conglomerate General Electric, and holding a position in residential and commercial building materials manufacturer Owens Corning, aided relative performance.

Strong security selection in the Consumer Staples sector also supported relative results led by an overweight position in tobacco company Philip Morris International and holdings of global food company Nestle (France).

Individual stocks that benefited relative returns included underweight positions in telecommunications company AT&T and integrated oil and gas company Exxon Mobil, and overweight positions in medical products makers Abbott Laboratories and Medtronic. Additionally, not owning shares of wireless communications software company QUALCOMM and holding a position in pharmaceutical company Bayer (Germany) also aided relative performance.

Within the fixed income portion of the Portfolio, a greater-than-benchmark exposure to the corporate financial sector, and a lesser-than-benchmark exposure to U.S. Treasuries boosted performance relative to the index. Additionally, strong security selection in the Industrials sector also aided relative results.

Over the trailing six months ending June 30, 2017, the equity portion of the Portfolio increased its exposure to Health Care, Industrial and Information Technology while it decreased its exposure to Telecommunications Services, Consumer Discretionary and Energy sectors. The Portfolio had overweight positions in Financials, Industrials

BHFTII-1

Brighthouse Funds Trust II

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

and Consumer Staples and underweight positions in Information Technology, Consumer Discretionary and Real Estate relative to the S&P 500 Index.

Over the trailing six months ending June 30, 2017, the fixed income portion of the Portfolio had overweight positions in collateralized debt obligations, CMBS and corporate bonds. The Portfolio had underweight positions in International, Government and Agency bonds.

Brooks Taylor

Steven Gorham

Richard Hawkins

Nevin Chitkara

William Douglas

Joshua Marston

Jonathan Sage

Robert Persons

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

MFS Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX & THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year
MFS Total Return Portfolio
Class A	6.38	9.90	9.67	5.54
Class B	6.25	9.63	9.40	5.28
Class E	6.30	9.73	9.51	5.39
Class F	6.28	9.68	9.45	5.33
Bloomberg Barclays U.S. Aggregate Bond Index	2.27	-0.31	2.21	4.48
S&P 500 Index	9.34	17.90	14.63	7.18

1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Equity Sectors

% of Net Assets
Financials	14.5
Health Care	8.8
Industrials	8.5
Consumer Staples	7.0
Information Technology	6.8

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	24.2
Corporate Bonds & Notes	10.9
Asset-Backed Securities	1.4
Mortgage-Backed Securities	1.3
Municipals	0.2

Top Equity Holdings

% of Net Assets
JPMorgan Chase & Co.	2.0
Philip Morris International, Inc.	1.9
Johnson & Johnson	1.2
Comcast Corp.	1.1
Travelers Cos., Inc. (The)	1.1

Top Fixed Income Issuers

% of Net Assets
U.S. Treasury Notes	10.3
Fannie Mae 30 Yr. Pool	5.5
Freddie Mac 30 Yr. Gold Pool	3.1
U.S. Treasury Bonds	2.7
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO)	1.1

BHFTII-3

Brighthouse Funds Trust II

MFS Total Return Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A	Actual	0.61%	$1,000.00	$1,063.80	$3.12
	Hypothetical*	0.61%	$1,000.00	$1,021.77	$3.06

Class B	Actual	0.86%	$1,000.00	$1,062.50	$4.40
	Hypothetical*	0.86%	$1,000.00	$1,020.53	$4.31

Class E	Actual	0.76%	$1,000.00	$1,063.00	$3.89
	Hypothetical*	0.76%	$1,000.00	$1,021.03	$3.81

Class F	Actual	0.81%	$1,000.00	$1,062.80	$4.14
	Hypothetical*	0.81%	$1,000.00	$1,020.78	$4.06

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTII-4

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—59.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.0%
L3 Technologies, Inc.	8,050	$1,344,994
Lockheed Martin Corp.	15,010	4,166,926
Northrop Grumman Corp.	20,379	5,231,493
United Technologies Corp.	54,946	6,709,456

		17,452,869

Air Freight & Logistics—0.4%
United Parcel Service, Inc. - Class B	34,240	3,786,602

Airlines—0.4%
Copa Holdings S.A. - Class A	15,404	1,802,268
Delta Air Lines, Inc.	24,849	1,335,385

		3,137,653

Auto Components—0.4%
Delphi Automotive plc	35,156	3,081,423

Automobiles—0.4%
General Motors Co.	27,619	964,732
Harley-Davidson, Inc. (a)	5,969	322,445
Hyundai Motor Co.	7,961	1,109,821
Kia Motors Corp.	29,896	999,220

		3,396,218

Banks—6.2%
Bank of America Corp.	309,170	7,500,464
BNP Paribas S.A.	10,813	786,450
Citigroup, Inc.	125,443	8,389,628
JPMorgan Chase & Co.	190,928	17,450,819
PNC Financial Services Group, Inc. (The)	38,798	4,844,706
Royal Bank of Canada	13,142	954,234
Sumitomo Mitsui Financial Group, Inc.	28,300	1,107,117
SunTrust Banks, Inc.	16,842	955,278
U.S. Bancorp	120,104	6,235,800
Wells Fargo & Co.	105,202	5,829,243

		54,053,739

Beverages—0.6%
Coca-Cola European Partners plc	22,000	894,740
Diageo plc	100,200	2,962,050
PepsiCo, Inc.	9,050	1,045,184

		4,901,974

Biotechnology—0.3%
Celgene Corp. (b)	11,708	1,520,518
Gilead Sciences, Inc.	10,555	747,083

		2,267,601

Building Products—1.3%
Johnson Controls International plc	159,428	6,912,798
Owens Corning	62,832	4,204,717

		11,117,515

Capital Markets—4.0%
Apollo Global Management LLC - Class A	38,063	1,006,766
Bank of New York Mellon Corp. (The)	112,937	5,762,046
BlackRock, Inc.	7,557	3,192,152
Blackstone Group L.P. (The)	33,094	1,103,685
Charles Schwab Corp. (The)	21,637	929,526
Franklin Resources, Inc.	38,271	1,714,158
Goldman Sachs Group, Inc. (The)	29,278	6,496,788
Moody’s Corp.	10,349	1,259,266
Morgan Stanley	88,887	3,960,805
Nasdaq, Inc.	27,124	1,939,095
S&P Global, Inc.	2,892	422,203
State Street Corp.	41,943	3,763,545
T. Rowe Price Group, Inc. (a)	20,885	1,549,876
UBS Group AG (b)	87,004	1,476,950

		34,576,861

Chemicals—1.8%
Axalta Coating Systems, Ltd. (b)	46,363	1,485,470
Celanese Corp. - Series A	15,483	1,469,956
E.I. du Pont de Nemours & Co.	18,835	1,520,173
Monsanto Co.	18,035	2,134,623
PPG Industries, Inc.	61,026	6,710,419
Sherwin-Williams Co. (The)	7,592	2,664,488

		15,985,129

Commercial Services & Supplies—0.1%
Transcontinental, Inc. - Class A (a)	48,656	964,265

Communications Equipment—0.6%
Cisco Systems, Inc.	152,166	4,762,796
Motorola Solutions, Inc.	9,828	852,481

		5,615,277

Consumer Finance—0.4%
American Express Co.	20,491	1,726,162
Discover Financial Services	31,547	1,961,908

		3,688,070

Containers & Packaging—0.1%
Crown Holdings, Inc. (b)	14,499	865,010

Distributors—0.1%
LKQ Corp. (b)	37,102	1,222,511

Diversified Telecommunication Services—0.5%
TDC A/S	122,327	712,665
Verizon Communications, Inc.	79,656	3,557,437

		4,270,102

Electric Utilities—1.6%
American Electric Power Co., Inc.	24,620	1,710,352
Duke Energy Corp.	35,662	2,980,987
Exelon Corp.	112,646	4,063,141
FirstEnergy Corp.	28,070	818,521
PPL Corp. (a)	84,353	3,261,087

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—(Continued)
SSE plc	36,173	$684,101
Xcel Energy, Inc.	12,042	552,487

		14,070,676

Electrical Equipment—0.3%
Eaton Corp. plc	37,062	2,884,535

Energy Equipment & Services—0.4%
Schlumberger, Ltd.	54,665	3,599,144

Equity Real Estate Investment Trusts—0.8%
LaSalle Hotel Properties (a)	19,748	588,490
Medical Properties Trust, Inc.	240,312	3,092,815
Public Storage	3,336	695,656
STORE Capital Corp. (a)	60,300	1,353,735
Washington Prime Group, Inc. (a)	117,934	987,108

		6,717,804

Food & Staples Retailing—1.0%
CVS Health Corp.	84,417	6,792,192
Kroger Co. (The)	47,069	1,097,649
Wal-Mart Stores, Inc.	10,956	829,150

		8,718,991

Food Products—1.8%
Archer-Daniels-Midland Co.	14,980	619,872
Danone S.A.	23,471	1,764,301
General Mills, Inc.	53,153	2,944,676
J.M. Smucker Co. (The)	5,989	708,678
Marine Harvest ASA (b)	105,457	1,805,028
Mondelez International, Inc. - Class A	23,835	1,029,434
Nestle S.A.	53,053	4,621,447
Tyson Foods, Inc. - Class A	32,878	2,059,149

		15,552,585

Health Care Equipment & Supplies—2.4%
Abbott Laboratories	140,118	6,811,136
Danaher Corp.	63,249	5,337,583
Medtronic plc	81,080	7,195,850
Zimmer Biomet Holdings, Inc.	12,759	1,638,256

		20,982,825

Health Care Providers & Services—0.9%
Cigna Corp.	12,849	2,150,794
Express Scripts Holding Co. (b)	13,700	874,608
HCA Healthcare, Inc. (a) (b)	7,251	632,287
Humana, Inc.	3,861	929,034
McKesson Corp.	16,493	2,713,758
UnitedHealth Group, Inc.	1,494	277,018

		7,577,499

Hotels, Restaurants & Leisure—0.3%
Aramark (a)	31,864	1,305,786
Marriott International, Inc. - Class A	8,387	841,300

Hotels, Restaurants & Leisure—(Continued)
Starbucks Corp.	12,567	732,782

		2,879,868

Household Durables—0.3%
Newell Brands, Inc.	24,086	1,291,491
Whirlpool Corp.	6,711	1,285,962

		2,577,453

Household Products—0.6%
Kimberly-Clark Corp.	9,273	1,197,237
Procter & Gamble Co. (The)	29,470	2,568,310
Reckitt Benckiser Group plc	9,948	1,009,350

		4,774,897

Industrial Conglomerates—1.6%
3M Co.	32,964	6,862,775
Honeywell International, Inc.	52,267	6,966,669

		13,829,444

Insurance—3.5%
Aon plc	39,119	5,200,871
Chubb, Ltd.	52,433	7,622,709
Prudential Financial, Inc.	58,415	6,316,998
Travelers Cos., Inc. (The)	74,209	9,389,665
Zurich Insurance Group AG	7,900	2,300,421

		30,830,664

Internet Software & Services—0.7%
Alphabet, Inc. - Class A (b)	1,322	1,229,037
Facebook, Inc. - Class A (b)	34,371	5,189,334

		6,418,371

IT Services—2.6%
Accenture plc - Class A	59,966	7,416,595
Amdocs, Ltd.	7,225	465,723
Cognizant Technology Solutions Corp. - Class A	11,009	730,998
DXC Technology Co.	67,680	5,192,410
Fidelity National Information Services, Inc.	20,387	1,741,050
Fiserv, Inc. (b)	6,900	844,146
International Business Machines Corp.	27,252	4,192,175
Sabre Corp. (a)	48,337	1,052,296
Visa, Inc. - Class A	10,758	1,008,885

		22,644,278

Life Sciences Tools & Services—0.7%
Thermo Fisher Scientific, Inc.	33,659	5,872,486

Machinery—1.1%
Allison Transmission Holdings, Inc. (a)	20,508	769,255
Cummins, Inc.	2,341	379,757
Deere & Co.	9,578	1,183,745
Illinois Tool Works, Inc.	27,046	3,874,340
Ingersoll-Rand plc	11,855	1,083,428
Stanley Black & Decker, Inc.	13,817	1,944,466

		9,234,991

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Media—2.6%
Charter Communications, Inc. - Class A (b)	8,868	$2,987,186
Comcast Corp. - Class A	255,524	9,944,994
Interpublic Group of Cos., Inc. (The)	36,296	892,882
Omnicom Group, Inc. (a)	39,727	3,293,368
Time Warner, Inc.	42,872	4,304,777
Twenty-First Century Fox, Inc. - Class A	33,232	941,795
Walt Disney Co. (The)	3,876	411,825

		22,776,827

Metals & Mining—0.3%
Rio Tinto plc	54,875	2,313,732

Mortgage Real Estate Investment Trusts—0.3%
Annaly Capital Management, Inc. (a)	62,265	750,293
Starwood Property Trust, Inc. (a)	94,724	2,120,871

		2,871,164

Multi-Utilities—0.4%
Engie S.A.	64,965	986,287
Public Service Enterprise Group, Inc.	21,410	920,844
Sempra Energy	9,783	1,103,033
WEC Energy Group, Inc.	14,528	891,729

		3,901,893

Multiline Retail—0.0%
Target Corp.	7,981	417,326

Oil, Gas & Consumable Fuels—3.3%
Anadarko Petroleum Corp.	24,366	1,104,755
BP plc	425,581	2,458,606
Canadian Natural Resources, Ltd.	18,935	546,085
Chevron Corp.	29,645	3,092,863
Eni S.p.A.	91,015	1,373,504
Enterprise Products Partners L.P.	132,957	3,600,476
EOG Resources, Inc.	31,521	2,853,281
EQT Corp.	17,215	1,008,627
Exxon Mobil Corp.	47,191	3,809,729
Galp Energia SGPS S.A.	56,954	865,085
Hess Corp. (a)	21,161	928,333
Noble Energy, Inc.	32,484	919,297
Occidental Petroleum Corp.	40,375	2,417,251
Plains All American Pipeline L.P.	51,981	1,365,541
Williams Partners L.P.	58,322	2,339,295

		28,682,728

Personal Products—0.2%
Coty, Inc. - Class A (a)	84,114	1,577,979

Pharmaceuticals—4.1%
Allergan plc	3,412	829,423
Bayer AG	30,757	3,979,465
Eli Lilly & Co.	63,624	5,236,255
Johnson & Johnson	80,096	10,595,900
Merck & Co., Inc.	88,712	5,685,552
Novartis AG	5,060	422,555

Pharmaceuticals—(Continued)
Pfizer, Inc.	243,406	8,176,008
Roche Holding AG	1,454	371,259

		35,296,417

Professional Services—0.2%
Equifax, Inc.	13,378	1,838,405

Real Estate Management & Development—0.1%
Jones Lang LaSalle, Inc. (a)	9,655	1,206,875

Road & Rail—0.9%
Canadian National Railway Co.	12,955	1,050,003
Union Pacific Corp.	63,711	6,938,765

		7,988,768

Semiconductors & Semiconductor Equipment—1.2%
Broadcom, Ltd.	5,120	1,193,216
Intel Corp.	37,854	1,277,194
Maxim Integrated Products, Inc.	25,420	1,141,358
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) (a)	88,728	3,101,931
Texas Instruments, Inc.	48,982	3,768,185

		10,481,884

Software—1.1%
CA, Inc. (a)	13,344	459,968
Check Point Software Technologies, Ltd. (b)	21,790	2,376,853
Intuit, Inc.	5,063	672,417
Microsoft Corp.	52,138	3,593,873
Oracle Corp.	41,302	2,070,882

		9,173,993

Specialty Retail—0.8%
Advance Auto Parts, Inc.	3,195	372,505
Best Buy Co., Inc. (a)	49,218	2,821,668
Gap, Inc. (The) (a)	83,479	1,835,703
Ross Stores, Inc.	30,090	1,737,096

		6,766,972

Technology Hardware, Storage & Peripherals—0.6%
Apple, Inc.	13,956	2,009,943
Hewlett Packard Enterprise Co.	138,419	2,296,371
Seagate Technology plc (a)	15,223	589,892

		4,896,206

Textiles, Apparel & Luxury Goods—0.3%
Hanesbrands, Inc. (a)	33,164	768,078
LVMH Moet Hennessy Louis Vuitton SE	4,126	1,035,056
NIKE, Inc. - Class B	19,850	1,171,150

		2,974,284

Tobacco—2.7%
Altria Group, Inc.	88,327	6,577,712
Japan Tobacco, Inc.	14,500	509,643

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Tobacco—(Continued)
Philip Morris International, Inc.	138,581	$16,276,338

		23,363,693

Trading Companies & Distributors—0.2%
MSC Industrial Direct Co., Inc. - Class A	23,182	1,992,725

Total Common Stocks (Cost $386,784,278)		518,071,201

U.S. Treasury & Government Agencies—24.3%

Agency Sponsored Mortgage - Backed—11.1%
Fannie Mae 15 Yr. Pool
3.000%, 04/01/27	333,002	342,731
3.000%, 12/01/31	1,469,669	1,511,379
4.500%, 04/01/18	3,078	3,151
4.500%, 06/01/18	11,634	11,914
4.500%, 07/01/18	6,647	6,807
4.500%, 03/01/19	20,190	20,675
4.500%, 06/01/19	19,359	19,825
4.500%, 04/01/20	21,143	21,717
4.500%, 07/01/20	10,671	10,963
5.000%, 11/01/17	2,857	2,925
5.000%, 02/01/18	13,714	14,044
5.000%, 12/01/18	52,519	53,781
5.000%, 07/01/19	39,041	40,040
5.000%, 07/01/20	26,165	26,794
5.000%, 08/01/20	19,899	20,692
5.000%, 12/01/20	54,550	56,183
5.500%, 11/01/17	3,695	3,705
5.500%, 12/01/17	714	715
5.500%, 01/01/18	822	823
5.500%, 02/01/18	4,740	4,759
5.500%, 06/01/19	37,774	38,520
5.500%, 07/01/19	37,116	37,913
5.500%, 08/01/19	9,565	9,747
5.500%, 09/01/19	38,822	39,799
5.500%, 01/01/21	22,164	22,912
5.500%, 03/01/21	6,685	6,925
6.000%, 07/01/17	24	24
6.000%, 08/01/17	12	12
6.000%, 09/01/17	329	329
6.000%, 03/01/18	251	252
6.000%, 11/01/18	2,011	2,033
6.000%, 01/01/21	36,212	37,563
6.000%, 05/01/21	8,277	8,563
Fannie Mae 30 Yr. Pool
3.000%, 09/01/46	236,826	237,369
3.000%, 10/01/46	897,560	899,626
3.000%, 11/01/46	1,137,245	1,139,863
3.500%, 11/01/41	54,451	56,252
3.500%, 01/01/42	758,696	784,004
3.500%, 01/01/43	260,074	268,106
3.500%, 04/01/43	836,934	862,217

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.500%, 05/01/43	1,206,432	1,242,435
3.500%, 06/01/43	447,706	460,733
3.500%, 07/01/43	1,335,499	1,374,829
3.500%, 08/01/43	435,998	449,370
3.500%, 09/01/43	1,794,442	1,847,404
3.500%, 02/01/45	1,310,684	1,353,374
3.500%, 09/01/45	1,540,624	1,583,298
3.500%, 10/01/45	1,698,758	1,750,712
3.500%, 01/01/46	329,574	340,400
3.500%, 05/01/46	629,788	648,827
3.500%, 07/01/46	1,340,232	1,383,166
3.500%, 10/01/46	428,137	439,996
3.500%, 12/01/46	1,075,803	1,105,602
3.500%, 01/01/47	156,633	160,971
4.000%, 09/01/40	1,347,102	1,422,485
4.000%, 11/01/40	312,242	329,730
4.000%, 12/01/40	741,095	782,452
4.000%, 02/01/41	834,443	881,125
4.000%, 06/01/41	851,837	899,199
4.000%, 11/01/41	285,208	300,942
4.000%, 01/01/42	2,000,279	2,110,604
4.000%, 04/01/42	250,433	264,193
4.000%, 10/01/42	223,544	235,867
4.000%, 12/01/42	256,403	270,498
4.000%, 01/01/43	410,912	434,366
4.000%, 04/01/43	76,008	80,196
4.000%, 05/01/43	802,204	848,296
4.000%, 06/01/43	365,320	385,448
4.000%, 07/01/43	371,802	391,309
4.000%, 01/01/44	152,114	161,365
4.000%, 04/01/44	168,633	177,885
4.000%, 05/01/44	622,558	656,564
4.000%, 11/01/44	316,506	332,873
4.000%, 02/01/45	457,604	486,187
4.000%, TBA (c)	2,702,100	2,840,477
4.500%, 08/01/33	172,759	185,923
4.500%, 03/01/34	523,964	564,680
4.500%, 01/01/40	187,915	202,901
4.500%, 08/01/40	44,483	48,144
4.500%, 02/01/41	308,410	333,858
4.500%, 04/01/41	525,725	568,964
4.500%, 11/01/42	172,889	186,957
4.500%, 01/01/43	393,323	425,366
4.500%, 04/01/44	2,251,130	2,434,589
4.500%, 06/01/44	228,191	246,790
5.000%, 11/01/33	101,467	111,335
5.000%, 03/01/34	85,370	93,410
5.000%, 05/01/34	35,715	39,201
5.000%, 08/01/34	34,810	38,213
5.000%, 09/01/34	133,341	146,374
5.000%, 06/01/35	95,785	105,096
5.000%, 07/01/35	264,795	290,590
5.000%, 08/01/35	85,147	93,561
5.000%, 09/01/35	60,294	66,196

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.000%, 10/01/35	232,547	$255,325
5.000%, 07/01/39	251,356	276,709
5.000%, 10/01/39	164,044	180,449
5.000%, 11/01/39	71,283	78,668
5.000%, 11/01/40	115,089	126,980
5.000%, 01/01/41	25,511	27,947
5.000%, 03/01/41	65,225	71,745
5.500%, 02/01/33	43,008	48,022
5.500%, 05/01/33	4,729	5,237
5.500%, 06/01/33	176,328	197,678
5.500%, 07/01/33	165,841	185,675
5.500%, 11/01/33	101,581	113,730
5.500%, 12/01/33	12,300	13,614
5.500%, 01/01/34	128,133	142,849
5.500%, 02/01/34	152,604	170,517
5.500%, 03/01/34	42,463	48,133
5.500%, 04/01/34	48,931	54,321
5.500%, 05/01/34	298,831	335,808
5.500%, 06/01/34	387,382	433,477
5.500%, 07/01/34	123,172	137,417
5.500%, 09/01/34	382,826	425,401
5.500%, 10/01/34	455,081	508,109
5.500%, 11/01/34	639,552	715,735
5.500%, 12/01/34	274,660	307,327
5.500%, 01/01/35	353,441	395,581
5.500%, 02/01/35	7,010	7,759
5.500%, 04/01/35	62,530	69,968
5.500%, 07/01/35	26,492	29,321
5.500%, 08/01/35	7,987	8,840
5.500%, 09/01/35	189,297	212,953
6.000%, 02/01/32	96,587	109,094
6.000%, 03/01/34	26,035	29,957
6.000%, 04/01/34	219,124	249,610
6.000%, 06/01/34	235,723	270,052
6.000%, 07/01/34	220,947	251,478
6.000%, 08/01/34	302,725	343,440
6.000%, 10/01/34	183,307	209,097
6.000%, 11/01/34	33,509	37,781
6.000%, 12/01/34	8,804	9,898
6.000%, 08/01/35	50,179	56,661
6.000%, 09/01/35	56,743	64,624
6.000%, 10/01/35	87,316	99,858
6.000%, 11/01/35	13,475	15,150
6.000%, 12/01/35	95,159	108,555
6.000%, 02/01/36	76,490	86,073
6.000%, 04/01/36	77,347	88,365
6.000%, 06/01/36	20,367	23,005
6.000%, 07/01/37	130,321	148,985
6.500%, 06/01/31	33,280	37,637
6.500%, 07/01/31	4,125	4,562
6.500%, 09/01/31	34,726	38,497
6.500%, 02/01/32	29,093	32,803
6.500%, 07/01/32	92,187	105,061
6.500%, 08/01/32	74,371	85,861
6.500%, 01/01/33	36,928	41,447

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.500%, 04/01/34	55,647	62,508
6.500%, 06/01/34	23,062	25,693
6.500%, 08/01/34	16,983	18,784
6.500%, 04/01/36	12,167	13,457
6.500%, 05/01/36	76,940	88,097
6.500%, 02/01/37	85,871	95,485
6.500%, 05/01/37	81,243	93,083
6.500%, 07/01/37	60,339	68,976
Fannie Mae Pool
2.410%, 05/01/23	92,729	93,486
2.550%, 05/01/23	148,985	151,279
2.700%, 07/01/25	121,000	121,033
3.800%, 02/01/18	130,951	131,335
3.829%, 07/01/18	124,105	126,094
4.600%, 09/01/19	127,280	134,153
5.000%, 03/01/26	84,788	96,976
5.370%, 05/01/18	598,286	606,398
Fannie Mae-ACES (CMO)
2.578%, 09/25/18	373,311	374,781
2.684%, 12/25/26 (d)	511,000	499,077
Freddie Mac 15 Yr. Gold Pool
4.500%, 05/01/18	3,864	3,950
4.500%, 08/01/18	6,850	7,003
4.500%, 11/01/18	14,522	14,845
4.500%, 01/01/19	29,594	30,253
4.500%, 08/01/19	2,519	2,590
4.500%, 02/01/20	17,372	17,759
4.500%, 08/01/24	222,193	236,120
5.000%, 12/01/17	118	121
5.000%, 05/01/18	3,776	3,872
5.000%, 09/01/18	15,170	15,557
5.500%, 01/01/19	5,757	5,851
5.500%, 04/01/19	4,445	4,502
5.500%, 06/01/19	2,831	2,847
5.500%, 07/01/19	1,556	1,565
5.500%, 08/01/19	2,038	2,075
5.500%, 02/01/20	2,498	2,559
6.000%, 10/01/17	45	45
6.000%, 08/01/19	21,940	22,464
6.000%, 09/01/19	6,586	6,648
6.000%, 11/01/19	5,795	5,840
6.000%, 05/01/21	10,763	11,141
6.000%, 10/01/21	32,078	33,401
Freddie Mac 30 Yr. Gold Pool
3.000%, 10/01/42	654,588	657,160
3.000%, 04/01/43	1,397,299	1,404,294
3.000%, 05/01/43	1,219,487	1,225,923
3.000%, 05/01/46	644,207	646,245
3.000%, 10/01/46	1,135,073	1,136,882
3.000%, 11/01/46	1,466,771	1,469,109
3.500%, 02/01/42	649,162	671,178
3.500%, 04/01/42	392,865	407,898
3.500%, 12/01/42	972,823	1,006,179
3.500%, 04/01/43	274,896	284,352
3.500%, 07/01/43	376,345	388,304

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
3.500%, 08/01/43	644,866	$665,405
3.500%, 12/01/45	629,545	647,254
3.500%, 11/01/46	459,663	472,593
3.500%, 12/01/46	2,274,828	2,338,819
3.500%, 01/01/47	1,642,280	1,688,477
4.000%, 11/01/40	761,767	804,400
4.000%, 01/01/41	1,552,969	1,639,882
4.000%, 04/01/44	533,924	561,959
4.500%, 04/01/35	45,276	48,642
4.500%, 07/01/39	261,051	280,593
4.500%, 09/01/39	144,953	155,831
4.500%, 10/01/39	83,724	90,029
4.500%, 12/01/39	131,904	141,793
4.500%, 05/01/42	228,860	245,983
4.500%, TBA (c)	4,427,000	4,742,479
5.000%, 09/01/33	204,999	224,134
5.000%, 03/01/34	38,569	42,251
5.000%, 04/01/34	36,388	39,768
5.000%, 08/01/35	47,321	51,684
5.000%, 10/01/35	107,981	118,792
5.000%, 11/01/35	85,734	93,569
5.000%, 12/01/36	57,515	62,871
5.000%, 07/01/39	425,684	466,928
5.500%, 12/01/33	240,404	271,928
5.500%, 01/01/34	162,051	181,202
5.500%, 04/01/34	32,238	35,810
5.500%, 11/01/34	38,429	43,070
5.500%, 12/01/34	24,919	27,461
5.500%, 05/01/35	33,507	37,206
5.500%, 09/01/35	41,423	45,767
5.500%, 10/01/35	52,387	57,980
6.000%, 04/01/34	103,306	117,944
6.000%, 07/01/34	33,484	37,754
6.000%, 08/01/34	261,421	297,909
6.000%, 09/01/34	2,611	2,934
6.000%, 07/01/35	47,121	53,466
6.000%, 08/01/35	55,682	63,181
6.000%, 11/01/35	93,749	106,697
6.000%, 03/01/36	30,506	34,340
6.000%, 10/01/36	40,936	46,433
6.000%, 03/01/37	7,811	8,777
6.000%, 05/01/37	68,324	77,821
6.000%, 06/01/37	52,209	58,983
6.500%, 05/01/34	21,894	24,211
6.500%, 06/01/34	63,804	70,538
6.500%, 08/01/34	55,053	60,856
6.500%, 10/01/34	80,245	91,248
6.500%, 11/01/34	44,016	48,656
6.500%, 05/01/37	71,566	82,345
6.500%, 07/01/37	77,861	87,835
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO)
0.883%, 04/25/24 (d) (e)	1,983,811	99,092
1.869%, 11/25/19	363,000	363,829
2.412%, 08/25/18	446,721	449,850

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO)
2.456%, 08/25/19	330,000	334,218
2.510%, 11/25/22	415,000	418,907
2.670%, 12/25/24	507,000	509,561
2.673%, 03/25/26	676,000	671,233
2.682%, 10/25/22	620,000	631,403
2.716%, 06/25/22	346,271	354,322
2.791%, 01/25/22	474,000	486,787
3.111%, 02/25/23	695,000	722,120
3.154%, 02/25/18	108,169	108,932
3.171%, 10/25/24	424,000	440,479
3.224%, 03/25/27 (d)	312,000	321,153
3.250%, 04/25/23 (d)	803,000	839,118
3.300%, 10/25/26	310,000	321,091
3.320%, 02/25/23 (d)	186,000	195,290
3.458%, 08/25/23 (d)	835,000	882,219
5.085%, 03/25/19	1,226,000	1,281,838
Ginnie Mae I 30 Yr. Pool 3.500%, 12/15/41	363,293	377,940
3.500%, 02/15/42	146,941	153,138
4.500%, 09/15/33	90,079	97,366
4.500%, 11/15/39	291,863	313,841
4.500%, 03/15/40	324,104	354,956
4.500%, 04/15/40	363,699	390,657
4.500%, 06/15/40	161,283	175,299
5.000%, 03/15/34	33,532	36,847
5.000%, 06/15/34	76,524	84,133
5.000%, 12/15/34	34,617	38,058
5.000%, 06/15/35	10,326	11,253
5.500%, 11/15/32	147,363	164,751
5.500%, 08/15/33	262,719	295,778
5.500%, 12/15/33	145,920	164,304
5.500%, 09/15/34	116,234	130,862
5.500%, 10/15/35	21,518	23,942
6.000%, 12/15/28	36,663	41,619
6.000%, 12/15/31	31,609	35,992
6.000%, 03/15/32	3,523	3,972
6.000%, 10/15/32	154,974	176,580
6.000%, 01/15/33	32,635	36,829
6.000%, 02/15/33	1,741	1,991
6.000%, 04/15/33	164,415	187,197
6.000%, 08/15/33	1,071	1,208
6.000%, 07/15/34	108,723	123,970
6.000%, 09/15/34	41,212	46,459
6.000%, 01/15/38	148,600	170,050
Ginnie Mae II 30 Yr. Pool
3.500%, 06/20/43	796,832	828,845
3.500%, 07/20/43	1,006,628	1,047,069
4.000%, 01/20/41	976,988	1,037,501
4.000%, 02/20/41	243,828	258,616
4.000%, 04/20/41	184,445	195,653
4.000%, 02/20/42	252,168	266,683
4.500%, 07/20/33	18,109	19,407
4.500%, 09/20/33	10,847	11,624
4.500%, 12/20/34	8,063	8,631

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
4.500%, 03/20/35	46,714	$50,053
4.500%, 01/20/41	253,940	272,894
5.000%, 07/20/33	37,888	42,159
6.000%, 01/20/35	42,213	48,413
6.000%, 02/20/35	21,532	25,128
6.000%, 04/20/35	36,533	41,499
Government National Mortgage Association (CMO) 0.658%, 02/16/59 (d) (e)	2,490,000	158,840

		96,982,988

Federal Agencies—0.1%
Financing Corp. 9.650%, 11/02/18	430,000	476,281

U.S. Treasury—13.1%
U.S. Treasury Bonds 2.500%, 02/15/45	68,000	63,460
2.875%, 05/15/43	19,237,600	19,423,974
4.500%, 02/15/36	179,000	231,050
4.500%, 08/15/39	2,514,000	3,256,809
5.000%, 05/15/37	232,000	318,320
5.250%, 02/15/29	16,000	20,662
5.375%, 02/15/31	276,000	370,940
6.250%, 08/15/23	80,000	99,559
U.S. Treasury Notes 1.000%, 06/30/19 (a)	16,589,000	16,465,876
1.375%, 02/29/20	798,000	795,194
1.750%, 11/30/21	18,242,000	18,194,261
2.000%, 11/15/26	1,875,000	1,828,271
2.500%, 08/15/23	13,502,000	13,856,954
3.125%, 05/15/19 (a)	6,086,000	6,282,371
3.125%, 05/15/21	3,504,000	3,686,590
3.500%, 05/15/20 (a)	25,140,000	26,521,720
3.750%, 11/15/18	2,067,000	2,134,178

		113,550,189

Total U.S. Treasury & Government Agencies (Cost $207,495,923)		211,009,458

Corporate Bonds & Notes—10.9%

Agriculture—0.3%
Imperial Brands Finance plc 2.950%, 07/21/20 (144A) (f)	828,000	841,989
Reynolds American, Inc. 5.850%, 08/15/45	1,296,000	1,587,341

		2,429,330

Auto Manufacturers—0.1%
General Motors Co. 6.750%, 04/01/46 (a)	374,000	443,571

Auto Manufacturers—(Continued)
General Motors Financial Co., Inc. 3.200%, 07/06/21	776,000	784,722

		1,228,293

Banks—2.8%
ABN AMRO Bank NV 4.800%, 04/18/26 (144A)	800,000	849,465
Banco de Credito del Peru 5.375%, 09/16/20	835,000	910,150
Bank of America Corp. 4.100%, 07/24/23 (a)	1,270,000	1,344,449
4.125%, 01/22/24	1,973,000	2,082,022
4.183%, 11/25/27 (a)	1,208,000	1,228,639
5.490%, 03/15/19	196,000	206,276
7.625%, 06/01/19 (a)	710,000	782,897
BBVA Bancomer S.A. 6.750%, 09/30/22 (144A)	810,000	920,363
BPCE S.A. 12.500%, 09/30/19 (144A) (a) (d)	922,000	1,125,412
Citigroup, Inc. 2.500%, 09/26/18 (a)	580,000	583,931
Citizens Bank N.A. 2.250%, 03/02/20	292,000	291,727
Credit Suisse AG 6.500%, 08/08/23 (144A) (a)	396,000	445,025
Goldman Sachs Group, Inc. (The) 3.850%, 01/26/27	1,118,000	1,137,350
HSBC Holdings plc 6.000%, 05/22/27 (a) (d)	490,000	506,660
ING Bank NV 5.800%, 09/25/23 (144A)	1,076,000	1,215,010
JPMorgan Chase & Co. 3.782%, 02/01/28 (d)	1,115,000	1,140,218
6.300%, 04/23/19	1,210,000	1,302,285
KFW 4.875%, 06/17/19	1,290,000	1,371,298
Morgan Stanley 3.625%, 01/20/27 (a)	1,112,000	1,119,995
3.875%, 04/29/24	1,081,000	1,123,471
4.000%, 07/23/25	396,000	413,319
6.625%, 04/01/18	1,343,000	1,390,690
Royal Bank of Scotland Group plc 3.875%, 09/12/23	1,128,000	1,151,811
UBS Group Funding Switzerland AG 4.125%, 04/15/26 (144A) (f)	838,000	873,941
4.253%, 03/23/28 (144A) (a)	838,000	875,484

		24,391,888

Beverages—0.3%
Anheuser-Busch InBev Worldwide, Inc. 8.000%, 11/15/39	1,020,000	1,564,173
Diageo Capital plc 2.625%, 04/29/23	1,020,000	1,028,960

		2,593,133

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Biotechnology—0.3%
Celgene Corp. 2.875%, 08/15/20	504,000	$515,379
Gilead Sciences, Inc. 3.500%, 02/01/25	1,880,000	1,929,337
3.700%, 04/01/24 (a)	312,000	324,351

		2,769,067

Chemicals—0.0%
Sherwin-Williams Co. (The) 4.500%, 06/01/47	402,000	421,227

Commercial Services—0.2%
ERAC USA Finance LLC 7.000%, 10/15/37 (144A)	1,115,000	1,447,388

Computers—0.3%
Apple, Inc. 2.850%, 02/23/23	1,176,000	1,196,391
3.350%, 02/09/27	745,000	761,638
3.850%, 05/04/43	370,000	369,897

		2,327,926

Diversified Financial Services—0.4%
GE Capital International Funding Co. 3.373%, 11/15/25	358,000	370,157
Intercontinental Exchange, Inc. 2.750%, 12/01/20	301,000	306,858
4.000%, 10/15/23	832,000	892,113
Raymond James Financial, Inc. 4.950%, 07/15/46	778,000	844,297
Visa, Inc. 3.150%, 12/14/25	1,192,000	1,210,198

		3,623,623

Electric—1.0%
Berkshire Hathaway Energy Co. 3.750%, 11/15/23 (a)	440,000	462,835
Duke Energy Corp. 2.650%, 09/01/26	131,000	124,415
Enel Finance International NV 4.750%, 05/25/47 (144A)	448,000	460,973
Exelon Corp. 3.400%, 04/15/26	1,137,000	1,133,166
Midamerican Funding LLC 6.927%, 03/01/29	699,000	922,298
Oncor Electric Delivery Co. LLC 7.000%, 09/01/22	795,000	957,026
PPL Capital Funding, Inc. 3.400%, 06/01/23 (a)	880,000	904,378
5.000%, 03/15/44	296,000	333,705
Progress Energy, Inc. 3.150%, 04/01/22	1,083,000	1,105,584
Southern Co. (The) 3.250%, 07/01/26 (a)	1,295,000	1,266,848

Electric—(Continued)
State Grid Overseas Investment, Ltd. 2.750%, 05/07/19 (144A) (f)	778,000	785,158
2.750%, 05/04/22 (144A)	630,000	627,033

		9,083,419

Food—0.2%
Danone S.A. 2.947%, 11/02/26 (144A)	1,133,000	1,095,100
WM Wrigley Jr. Co. 2.400%, 10/21/18 (144A)	248,000	249,674

		1,344,774

Healthcare-Products—0.5%
Abbott Laboratories 4.900%, 11/30/46	749,000	824,977
Becton Dickinson & Co. 2.675%, 12/15/19	520,000	526,367
Medtronic, Inc. 4.375%, 03/15/35	946,000	1,033,284
Thermo Fisher Scientific, Inc. 2.950%, 09/19/26	851,000	827,501
Zimmer Biomet Holdings, Inc. 3.550%, 04/01/25 (a)	1,222,000	1,234,327

		4,446,456

Healthcare-Services—0.2%
Laboratory Corp. of America Holdings 3.200%, 02/01/22	213,000	217,380
4.700%, 02/01/45	267,000	275,162
UnitedHealth Group, Inc. 3.750%, 07/15/25	1,303,000	1,372,387

		1,864,929

Household Products/Wares—0.1%
Reckitt Benckiser Treasury Services plc 3.625%, 09/21/23 (144A)	1,070,000	1,124,671

Housewares—0.1%
Newell Brands, Inc. 3.850%, 04/01/23	914,000	959,644

Insurance—0.5%
American International Group, Inc. 4.125%, 02/15/24 (a)	750,000	791,851
4.875%, 06/01/22	1,770,000	1,942,141
Berkshire Hathaway, Inc. 3.125%, 03/15/26	390,000	394,388
Liberty Mutual Group, Inc. 4.850%, 08/01/44 (144A)	484,000	519,288
Marsh & McLennan Cos., Inc. 4.800%, 07/15/21	920,000	1,000,194

		4,647,862

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Internet—0.1%
Baidu, Inc. 3.500%, 11/28/22	1,110,000	$1,134,100

Investment Company Security—0.2%
Temasek Financial I, Ltd. 2.375%, 01/23/23 (144A)	1,790,000	1,768,202

Media—0.4%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.908%, 07/23/25	523,000	565,007
Comcast Corp. 4.600%, 08/15/45	748,000	815,686
Time Warner Entertainment Co. L.P. 8.375%, 07/15/33 (a)	1,240,000	1,702,411

		3,083,104

Mining—0.1%
Glencore Funding LLC 4.125%, 05/30/23 (144A)	684,000	701,846

Miscellaneous Manufacturing—0.1%
General Electric Co. 1.775%, 01/09/20 (d)	633,000	640,416

Oil & Gas—0.8%
BP Capital Markets plc 4.500%, 10/01/20 (a)	306,000	328,562
4.742%, 03/11/21	847,000	920,432
Chevron Corp. 1.352%, 11/15/17 (d)	1,696,000	1,697,350
Marathon Petroleum Corp. 3.625%, 09/15/24	858,000	866,958
Petroleos Mexicanos 3.125%, 01/23/19 (a)	352,000	354,464
Shell International Finance B.V. 3.750%, 09/12/46	922,000	872,498
Statoil ASA 7.750%, 06/15/23	100,000	125,933
Valero Energy Corp. 4.900%, 03/15/45	1,620,000	1,687,702

		6,853,899

Pharmaceuticals—0.2%
Allergan Funding SCS 3.800%, 03/15/25 (a)	463,000	478,904
Shire Acquisitions Investments Ireland DAC 3.200%, 09/23/26	1,498,000	1,464,825

		1,943,729

Pipelines—0.6%
APT Pipelines, Ltd. 4.200%, 03/23/25 (144A)	1,228,000	1,267,685
4.250%, 07/15/27 (144A)	93,000	95,207

Pipelines—(Continued)
Enterprise Products Operating LLC 6.500%, 01/31/19	908,000	968,527
Kinder Morgan Energy Partners L.P. 4.150%, 02/01/24	691,000	710,322
Phillips 66 Partners L.P. 4.900%, 10/01/46 (a)	655,000	644,787
Sabine Pass Liquefaction LLC 5.000%, 03/15/27	1,100,000	1,170,919

		4,857,447

Retail—0.3%
Coach, Inc. 4.125%, 07/15/27	572,000	565,773
CVS Health Corp. 3.875%, 07/20/25	1,094,000	1,137,482
Home Depot, Inc. (The) 5.950%, 04/01/41	278,000	367,560
Walgreens Boots Alliance, Inc. 4.500%, 11/18/34	426,000	447,034

		2,517,849

Software—0.2%
Fidelity National Information Services, Inc. 4.500%, 08/15/46	210,000	215,422
Microsoft Corp. 4.250%, 02/06/47	1,456,000	1,576,344

		1,791,766

Telecommunications—0.6%
AT&T, Inc. 3.000%, 06/30/22	838,000	838,433
3.400%, 05/15/25	838,000	823,830
5.450%, 03/01/47	896,000	964,566
Crown Castle Towers LLC 4.883%, 08/15/20 (144A)	370,000	394,834
6.113%, 01/15/20 (144A)	711,000	764,391
Verizon Communications, Inc. 5.050%, 03/15/34	1,024,000	1,084,073

		4,870,127

Total Corporate Bonds & Notes (Cost $90,936,291)		94,866,115

Asset-Backed Securities—1.4%

Asset-Backed - Automobile—0.3%
Chesapeake Funding II LLC 2.159%, 06/15/28 (144A) (d) (f)	1,170,326	1,175,492
Ford Credit Auto Owner Trust 2.260%, 11/15/25 (144A)	550,000	555,047
2.310%, 04/15/26 (144A)	425,000	429,113

		2,159,652

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Home Equity—0.1%
Bayview Financial Revolving Asset Trust 2.822%, 12/28/40 (144A) (d) (f)	635,113	$494,205
GMAC Home Equity Loan Trust 5.805%, 10/25/36 (d)	188,310	182,017
Home Equity Loan Trust 5.320%, 12/25/35 (d)	394,899	396,031

		1,072,253

Asset-Backed - Other—1.0%
American Tower Trust I 3.070%, 03/15/48 (144A)	1,000,000	1,007,628
Cent CLO, Ltd. 2.380%, 07/27/26 (144A) (d)	955,730	955,811
2.470%, 01/30/25 (144A) (d)	753,694	754,079
Dryden 34 Senior Loan Fund Zero Coupon, 10/15/26 (144A) (d)	1,430,000	1,432,890
Dryden XXVI Senior Loan Fund 2.258%, 07/15/25 (144A) (d)	1,068,000	1,069,578
Fortress Credit BSL, Ltd. 2.338%, 01/19/25 (144A) (d)	612,443	612,764
Mountain Hawk CLO, Ltd. 2.958%, 04/18/25 (144A) (d) (f)	1,463,576	1,463,566
Small Business Administration Participation Certificates 4.350%, 07/01/23	171,817	178,378
4.770%, 04/01/24	10,094	10,592
4.950%, 03/01/25	63,561	67,147
4.990%, 09/01/24	35,159	37,148
5.110%, 08/01/25	89,261	94,560
5.180%, 05/01/24	15,165	16,033
5.520%, 06/01/24	35,389	37,611
Voya CLO, Ltd. 2.306%, 04/25/25 (144A) (d)	970,000	971,078

		8,708,863

Total Asset-Backed Securities (Cost $11,986,159)		11,940,768

Mortgage-Backed Securities—1.3%

Collateralized Mortgage Obligations—0.0%
BlackRock Capital Finance L.P. 7.750%, 09/25/26 (144A) (f)	9,684	987

Commercial Mortgage-Backed Securities—1.3%
CD Commercial Mortgage Trust 3.514%, 05/10/50 (d)	1,519,456	1,564,374
Commercial Mortgage Trust 3.708%, 07/10/48	1,300,833	1,356,284
Credit Suisse Commercial Mortgage Trust 5.695%, 09/15/40 (d)	520,699	520,187
CSAIL Commercial Mortgage Trust 3.504%, 06/15/57	738,578	756,789

Commercial Mortgage-Backed Securities—(Continued)
General Electric Capital Assurance Co. 5.743%, 05/12/35 (144A) (d) (f)	15,857	16,282
GS Mortgage Securities Corp. II 3.382%, 05/10/50	1,387,991	1,415,893
GS Mortgage Securities Trust 3.433%, 05/10/50	687,654	703,243
JPMBB Commercial Mortgage Securities Trust 3.227%, 10/15/48	1,036,740	1,047,954
3.494%, 01/15/48	1,590,000	1,637,253
Morgan Stanley Capital I, Inc. 1.273%, 11/15/30 (144A) (d) (e)	555,062	1,608
3.530%, 06/15/50	470,148	483,942
Wells Fargo Commercial Mortgage Trust 3.540%, 05/15/48	1,410,327	1,452,387

		10,956,196

Total Mortgage-Backed Securities (Cost $10,994,411)		10,957,183

Convertible Preferred Stocks—0.8%

Food Products—0.3%
Tyson Foods, Inc. 4.750%, 07/15/17	34,050	2,307,909

Pharmaceuticals—0.5%
Allergan plc 5.500%, 03/01/18	5,300	4,600,824

Total Convertible Preferred Stocks (Cost $6,880,281)		6,908,733

Municipals—0.2%
New Jersey State Turnpike Authority, Build America Bonds 7.414%, 01/01/40 (Cost $1,092,733)	1,050,000	1,586,298

Foreign Government—0.1%

Sovereign—0.1%
Mexico Government International Bonds 4.750%, 03/08/44 (Cost $896,949)	909,000	909,909

Preferred Stock—0.0%

Automobiles—0.0%
Hyundai Motor Co. (Cost $379,644)	3,725	379,298

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Short-Term Investment—2.3%

Security Description	Principal Amount*	Value

Discount Note—2.3%
Federal Home Loan Bank 0.439%, 07/03/17 (g)	20,066,000	$20,065,275

Total Short-Term Investments (Cost $20,065,275)		20,065,275

Securities Lending Reinvestments (h)—8.2%

Certificates of Deposit—2.8%
ABN AMRO Bank NV Zero Coupon, 09/05/17	995,818	997,900
Bank of Montreal 1.130%, 07/07/17	1,500,000	1,499,985
Bank of Montreal Chicago 1.276%, 09/06/17 (d)	750,000	750,138
Bank of Tokyo-Mitsubishi, Ltd. 1.510%, 08/18/17	1,009,256	1,001,110
1.602%, 11/16/17 (d)	1,000,000	1,000,976
BNP Paribas New York 1.524%, 08/04/17 (d)	250,000	250,030
Canadian Imperial Bank 1.630%, 10/27/17 (d)	500,000	500,562
Chiba Bank, Ltd., New York 1.170%, 07/11/17	2,000,000	1,999,976
Credit Suisse AG New York 1.466%, 10/25/17 (d)	500,000	500,030
DNB NOR Bank ASA 1.412%, 07/28/17 (d)	500,000	500,062
KBC Bank NV 1.220%, 07/26/17	1,200,000	1,200,000
1.250%, 08/08/17	1,500,000	1,500,045
Landesbank Baden-Wuerttemberg 1.150%, 07/03/17	500,000	499,995
Mitsubishi UFJ Trust and Banking Corp. 1.367%, 10/11/17 (d)	500,000	500,112
Mizuho Bank, Ltd., New York 1.400%, 11/27/17 (d)	1,000,000	999,540
1.610%, 08/02/17 (d)	100,000	100,031
National Australia Bank London 1.480%, 11/09/17 (d)	2,500,000	2,502,025
Natixis New York 1.287%, 11/13/17 (d)	1,000,000	999,890
Norinchukin Bank New York 1.584%, 08/21/17 (d)	2,500,000	2,500,922
Sumitomo Mitsui Banking Corp., New York 1.330%, 02/08/18 (d)	2,500,000	2,499,772
Sumitomo Mitsui Trust Bank, Ltd., New York 1.466%, 10/26/17 (d)	750,000	750,192
Toronto Dominion Bank New York 1.467%, 03/13/18 (d)	1,200,000	1,200,892
Wells Fargo Bank San Francisco N.A. 1.547%, 10/26/17 (d)	400,000	400,358

		24,654,543

Commercial Paper—1.2%
Barton Capital S.A. 1.210%, 07/10/17	1,993,681	1,999,348
Commonwealth Bank Australia 1.391%, 03/01/18	1,250,000	1,250,974
ING Funding LLC 1.234%, 12/07/17 (d)	2,500,000	2,500,863
1.277%, 11/13/17 (d)	1,000,000	999,927
LMA S.A. & LMA Americas 1.170%, 07/20/17	997,205	999,363
National Australia Bank, Ltd. 1.563%, 12/06/17 (d)	500,000	500,676
Sheffield Receivables Co. 1.230%, 07/07/17	1,993,782	1,999,532
Westpac Banking Corp. 1.506%, 10/20/17 (d)	300,000	300,299

		10,550,982

Repurchase Agreements—3.4%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $96,119 on 07/03/17, collateralized by $100,049 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $98,033.	96,110	96,110
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.710% to be repurchased at $50,594 on 10/02/17, collateralized by various Common Stock with a value of $55,000.	50,000	50,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/17 at 1.100% to be repurchased at $14,001,283 on 07/03/17, collateralized by $13,946,195 U.S. Treasury and Foreign Obligations with rates ranging from 1.375% - 4.500%, maturity dates ranging from 04/10/18 - 02/15/36, with a value of $14,280,001.	14,000,000	14,000,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $7,000,700 on 07/03/17, collateralized by $7,117,133 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $7,140,021.	7,000,000	7,000,000
Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $3,502,713 on 07/03/17, collateralized by $761 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $3,891,382.	3,500,000	3,500,000

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (h)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $1,117,817 on 10/02/17, collateralized by various Common Stock with a value of $1,210,000.	1,100,000	$1,100,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $1,511,471 on 10/02/17, collateralized by various Common Stock with a value of $1,650,000.	1,500,000	1,500,000
Natixis New York Repurchase Agreement dated 06/30/17 at 1.340% to be repurchased at $2,000,223 on 07/03/17, collateralized by $3,988,124 U.S. Government Agency and Treasury Obligations with rates ranging from 0.125% - 8.125%, maturity dates ranging from 04/15/18 - 08/16/58, with a value of $2,040,238.	2,000,000	2,000,000

		29,246,110

Time Deposits—0.8%
Australia New Zealand Bank 1.150%, 07/03/17	1,300,000	1,300,000
Landesbank Baden-Wuerttemberg 1.200%, 07/03/17	2,000,000	2,000,000
Shinkin Central Bank 1.330%, 07/26/17	1,500,000	1,500,000
Standard Chartered plc 1.200%, 07/03/17	2,200,000	2,200,000

		7,000,000

Total Securities Lending Reinvestments (Cost $71,442,668)		71,451,635

Total Investments—109.0% (Cost $808,954,612) (i)		948,145,873
Other assets and liabilities (net)—(9.0)%		(77,924,749)

Net Assets—100.0%		$870,221,124

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $69,610,317 and the collateral received consisted of cash in the amount of $71,435,852. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	Interest only security.
(f)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2017, the market value of restricted securities was $5,651,620, which is 0.6% of net assets. See details shown in the Restricted Securities table that follows.
(g)	The rate shown represents current yield to maturity.
(h)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(i)	As of June 30, 2017, the aggregate cost of investments was $808,954,612. The aggregate unrealized appreciation and depreciation of investments were $149,759,919 and $(10,568,658), respectively, resulting in net unrealized appreciation of $139,191,261.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2017, the market value of 144A securities was $29,388,267, which is 3.4% of net assets.
(ACES)—	Alternative Credit Enhancement Securities
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Bayview Financial Revolving Asset Trust, 2.822%, 12/28/40	03/01/06	$635,113	$635,113	$494,205
BlackRock Capital Finance L.P., 7.750%, 09/25/26	10/10/96	9,684	9,332	987
Chesapeake Funding II LLC, 2.159%, 06/15/28	06/14/16	1,170,326	1,170,326	1,175,492
General Electric Capital Assurance Co., 5.743%, 05/12/35	09/23/03	15,857	15,936	16,282
Imperial Brands Finance plc, 2.950%, 07/21/20	07/15/15	828,000	822,354	841,989
Mountain Hawk CLO, Ltd., 2.958%, 04/18/25	04/04/17	1,463,576	1,463,576	1,463,566
State Grid Overseas Investment, Ltd., 2.750%, 05/07/19	04/28/14	778,000	775,220	785,158
UBS Group Funding Switzerland AG, 4.125%, 04/15/26	03/23/17	838,000	836,338	873,941

				$5,651,620

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$17,452,869	$—	$—	$17,452,869
Air Freight & Logistics	3,786,602	—	—	3,786,602
Airlines	3,137,653	—	—	3,137,653
Auto Components	3,081,423	—	—	3,081,423
Automobiles	1,287,177	2,109,041	—	3,396,218
Banks	52,160,172	1,893,567	—	54,053,739
Beverages	1,939,924	2,962,050	—	4,901,974
Biotechnology	2,267,601	—	—	2,267,601
Building Products	11,117,515	—	—	11,117,515
Capital Markets	33,099,911	1,476,950	—	34,576,861
Chemicals	15,985,129	—	—	15,985,129
Commercial Services & Supplies	964,265	—	—	964,265
Communications Equipment	5,615,277	—	—	5,615,277
Consumer Finance	3,688,070	—	—	3,688,070
Containers & Packaging	865,010	—	—	865,010
Distributors	1,222,511	—	—	1,222,511
Diversified Telecommunication Services	3,557,437	712,665	—	4,270,102
Electric Utilities	13,386,575	684,101	—	14,070,676
Electrical Equipment	2,884,535	—	—	2,884,535
Energy Equipment & Services	3,599,144	—	—	3,599,144
Equity Real Estate Investment Trusts	6,717,804	—	—	6,717,804
Food & Staples Retailing	8,718,991	—	—	8,718,991
Food Products	7,361,809	8,190,776	—	15,552,585
Health Care Equipment & Supplies	20,982,825	—	—	20,982,825
Health Care Providers & Services	7,577,499	—	—	7,577,499
Hotels, Restaurants & Leisure	2,879,868	—	—	2,879,868
Household Durables	2,577,453	—	—	2,577,453
Household Products	3,765,547	1,009,350	—	4,774,897
Industrial Conglomerates	13,829,444	—	—	13,829,444
Insurance	28,530,243	2,300,421	—	30,830,664
Internet Software & Services	6,418,371	—	—	6,418,371
IT Services	22,644,278	—	—	22,644,278
Life Sciences Tools & Services	5,872,486	—	—	5,872,486
Machinery	9,234,991	—	—	9,234,991
Media	22,776,827	—	—	22,776,827
Metals & Mining	—	2,313,732	—	2,313,732

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Mortgage Real Estate Investment Trusts	$2,871,164	$—	$—	$2,871,164
Multi-Utilities	2,915,606	986,287	—	3,901,893
Multiline Retail	417,326	—	—	417,326
Oil, Gas & Consumable Fuels	23,985,533	4,697,195	—	28,682,728
Personal Products	1,577,979	—	—	1,577,979
Pharmaceuticals	30,523,138	4,773,279	—	35,296,417
Professional Services	1,838,405	—	—	1,838,405
Real Estate Management & Development	1,206,875	—	—	1,206,875
Road & Rail	7,988,768	—	—	7,988,768
Semiconductors & Semiconductor Equipment	10,481,884	—	—	10,481,884
Software	9,173,993	—	—	9,173,993
Specialty Retail	6,766,972	—	—	6,766,972
Technology Hardware, Storage & Peripherals	4,896,206	—	—	4,896,206
Textiles, Apparel & Luxury Goods	1,939,228	1,035,056	—	2,974,284
Tobacco	22,854,050	509,643	—	23,363,693
Trading Companies & Distributors	1,992,725	—	—	1,992,725
Total Common Stocks	482,417,088	35,654,113	—	518,071,201
Total U.S. Treasury & Government Agencies*	—	211,009,458	—	211,009,458
Total Corporate Bonds & Notes*	—	94,866,115	—	94,866,115
Total Asset-Backed Securities*	—	11,940,768	—	11,940,768
Mortgage-Backed Securities
Collateralized Mortgage Obligations	—	987	—	987
Commercial Mortgage-Backed Securities	—	10,956,196	—	10,956,196
Total Mortgage-Backed Securities	—	10,957,183	—	10,957,183
Total Convertible Preferred Stocks*	6,908,733	—	—	6,908,733
Total Municipals	—	1,586,298	—	1,586,298
Total Foreign Government*	—	909,909	—	909,909
Total Preferred Stock*	—	379,298	—	379,298
Total Short-Term Investment*	—	20,065,275	—	20,065,275
Total Securities Lending Reinvestments*	—	71,451,635	—	71,451,635
Total Investments	$489,325,821	$458,820,052	—	$948,145,873

Collateral for Securities Loaned (Liability)	$—	$(71,435,852)	$—	$(71,435,852)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MFS Total Return Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$948,145,873
Cash	165,638
Cash denominated in foreign currencies (c)	26,706
Receivable for:
Investments sold	896,059
Fund shares sold	89,114
Dividends and interest	3,112,680

Total Assets	952,436,070
Liabilities
Collateral for securities loaned	71,435,852
Payables for:
Investments purchased	1,077,366
TBA securities purchased	7,615,930
Fund shares redeemed	1,211,838
Accrued Expenses:
Management fees	399,486
Distribution and service fees	121,703
Deferred trustees’ fees	102,110
Other expenses	250,661

Total Liabilities	82,214,946

Net Assets	$870,221,124

Net Assets Consist of:
Paid in surplus	$708,520,154
Undistributed net investment income	8,042,625
Accumulated net realized gain	14,468,298
Unrealized appreciation on investments and foreign currency transactions	139,190,047

Net Assets	$870,221,124

Net Assets
Class A	$182,250,353
Class B	230,020,485
Class E	26,825,149
Class F	431,125,137
Capital Shares Outstanding*
Class A	1,088,154
Class B	1,391,714
Class E	161,004
Class F	2,596,001
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$167.49
Class B	165.28
Class E	166.61
Class F	166.07

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $808,954,612.
(b)	Includes securities loaned at value of $69,610,317.
(c)	Identified cost of cash denominated in foreign currencies was $26,798.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (a)	$6,826,497
Interest	4,892,583
Securities lending income	136,461

Total investment income	11,855,541
Expenses
Management fees	2,406,578
Administration fees	13,765
Custodian and accounting fees	78,083
Distribution and service fees—Class B	284,516
Distribution and service fees—Class E	19,816
Distribution and service fees—Class F	429,483
Audit and tax services	30,444
Legal	18,678
Trustees’ fees and expenses	26,317
Shareholder reporting	48,644
Insurance	2,961
Miscellaneous	9,755

Total expenses	3,369,040
Less broker commission recapture	(3,725)

Net expenses	3,365,315

Net Investment Income	8,490,226

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	20,574,634
Foreign currency transactions	(8,038)

Net realized gain	20,566,596

Net change in unrealized appreciation on:
Investments	24,080,515
Foreign currency transactions	10,069

Net change in unrealized appreciation	24,090,584

Net realized and unrealized gain	44,657,180

Net Increase in Net Assets From Operations	$53,147,406

(a)	Net of foreign withholding taxes of $123,264.

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MFS Total Return Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$8,490,226	$18,695,293
Net realized gain	20,566,596	48,280,496
Net change in unrealized appreciation	24,090,584	7,346,053

Increase in net assets from operations	53,147,406	74,321,842

From Distributions to Shareholders
Net investment income
Class A	(4,594,873)	(4,805,228)
Class B	(5,313,686)	(6,072,122)
Class E	(640,383)	(733,783)
Class F	(10,139,950)	(12,040,322)
Net realized capital gains
Class A	(9,429,936)	(6,863,400)
Class B	(12,060,016)	(9,524,717)
Class E	(1,395,787)	(1,110,818)
Class F	(22,618,213)	(18,598,020)

Total distributions	(66,192,844)	(59,748,410)

Increase (decrease) in net assets from capital share transactions	22,527,153	(20,253,047)

Total increase (decrease) in net assets	9,481,715	(5,679,615)

Net Assets
Beginning of period	860,739,409	866,419,024

End of period	$870,221,124	$860,739,409

Undistributed net investment income
End of period	$8,042,625	$20,241,291

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	32,072	$5,607,214	129,730	$21,615,075
Reinvestments	83,730	14,024,809	71,666	11,668,628
Redemptions	(71,830)	(12,600,538)	(144,671)	(24,428,265)

Net increase	43,972	$7,031,485	56,725	$8,855,438

Class B
Sales	28,670	$4,963,093	100,356	$16,734,253
Reinvestments	105,098	17,373,702	96,959	15,596,839
Redemptions	(93,740)	(16,223,834)	(190,185)	(31,631,267)

Net increase	40,028	$6,112,961	7,130	$699,825

Class E
Sales	3,229	$563,455	6,091	$1,025,578
Reinvestments	12,219	2,036,170	11,383	1,844,601
Redemptions	(9,514)	(1,657,821)	(24,686)	(4,135,523)

Net increase (decrease)	5,934	$941,804	(7,212)	$(1,265,344)

Class F
Sales	89,764	$15,542,483	132,303	$22,113,886
Reinvestments	197,220	32,758,163	189,641	30,638,342
Redemptions	(229,763)	(39,859,743)	(486,568)	(81,295,194)

Net increase (decrease)	57,221	$8,440,903	(164,624)	$(28,542,966)

Increase (decrease) derived from capital shares transactions		$22,527,153		$(20,253,047)

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$170.50		$168.01		$172.72	$162.91	$140.60	$129.68

Income (Loss) from Investment Operations
Net investment income (a)	1.86		3.94	(b)	3.66	3.85	3.33	3.34
Net realized and unrealized gain (loss) on investments	9.02		10.93		(3.83)	9.94	22.92	11.49

Total from investment operations	10.88		14.87		(0.17)	13.79	26.25	14.83

Less Distributions
Distributions from net investment income	(4.55)		(5.10)		(4.54)	(3.98)	(3.94)	(3.91)
Distributions from net realized capital gains	(9.34)		(7.28)		0.00	0.00	0.00	0.00

Total distributions	(13.89)		(12.38)		(4.54)	(3.98)	(3.94)	(3.91)

Net Asset Value, End of Period	$167.49		$170.50		$168.01	$172.72	$162.91	$140.60

Total Return (%) (c)	6.38	(d)	9.20		(0.16)	8.64	18.99	11.58

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.61	(e)	0.61		0.60	0.60	0.59	0.60
Ratio of net investment income to average net assets (%)	2.14	(e)	2.34	(b)	2.13	2.32	2.19	2.46
Portfolio turnover rate (%)	16	(d)(f)	35	(f)	41 (f)	34 (f)	53 (f)	20
Net assets, end of period (in millions)	$182.3		$178.0		$165.9	$186.7	$185.5	$169.9

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$168.22		$165.89		$170.57	$160.94	$138.95	$128.21

Income (Loss) from Investment Operations
Net investment income (a)	1.62		3.48	(b)	3.20	3.40	2.92	2.97
Net realized and unrealized gain (loss) on investments	8.90		10.77		(3.79)	9.81	22.66	11.36

Total from investment operations	10.52		14.25		(0.59)	13.21	25.58	14.33

Less Distributions
Distributions from net investment income	(4.12)		(4.64)		(4.09)	(3.58)	(3.59)	(3.59)
Distributions from net realized capital gains	(9.34)		(7.28)		0.00	0.00	0.00	0.00

Total distributions	(13.46)		(11.92)		(4.09)	(3.58)	(3.59)	(3.59)

Net Asset Value, End of Period	$165.28		$168.22		$165.89	$170.57	$160.94	$138.95

Total Return (%) (c)	6.25	(d)	8.92		(0.40)	8.36	18.70	11.31

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.86	(e)	0.86		0.85	0.85	0.84	0.85
Ratio of net investment income to average net assets (%)	1.89	(e)	2.09	(b)	1.88	2.07	1.94	2.21
Portfolio turnover rate (%)	16	(d)(f)	35	(f)	41 (f)	34 (f)	53 (f)	20
Net assets, end of period (in millions)	$230.0		$227.4		$223.0	$247.5	$252.6	$229.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$169.55		$167.11		$171.80	$162.06	$139.88	$129.04

Income (Loss) from Investment Operations
Net investment income (a)	1.72		3.67	(b)	3.39	3.59	3.09	3.12
Net realized and unrealized gain (loss) on investments	8.97		10.86		(3.82)	9.88	22.81	11.44

Total from investment operations	10.69		14.53		(0.43)	13.47	25.90	14.56

Less Distributions
Distributions from net investment income	(4.29)		(4.81)		(4.26)	(3.73)	(3.72)	(3.72)
Distributions from net realized capital gains	(9.34)		(7.28)		0.00	0.00	0.00	0.00

Total distributions	(13.63)		(12.09)		(4.26)	(3.73)	(3.72)	(3.72)

Net Asset Value, End of Period	$166.61		$169.55		$167.11	$171.80	$162.06	$139.88

Total Return (%) (c)	6.30	(d)	9.03		(0.31)	8.48	18.82	11.42

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.76	(e)	0.76		0.75	0.75	0.74	0.75
Ratio of net investment income to average net assets (%)	1.99	(e)	2.19	(b)	1.98	2.17	2.04	2.31
Portfolio turnover rate (%)	16	(d)(f)	35	(f)	41 (f)	34 (f)	53 (f)	20
Net assets, end of period (in millions)	$26.8		$26.3		$27.1	$30.9	$32.5	$30.3

	Class F
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$168.99		$166.59		$171.25	$161.54	$139.43	$128.64

Income (Loss) from Investment Operations
Net investment income (a)	1.67		3.57	(b)	3.29	3.50	3.00	3.04
Net realized and unrealized gain (loss) on investments	8.94		10.83		(3.79)	9.84	22.74	11.40

Total from investment operations	10.61		14.40		(0.50)	13.34	25.74	14.44

Less Distributions
Distributions from net investment income	(4.19)		(4.72)		(4.16)	(3.63)	(3.63)	(3.65)
Distributions from net realized capital gains	(9.34)		(7.28)		0.00	0.00	0.00	0.00

Total distributions	(13.53)		(12.00)		(4.16)	(3.63)	(3.63)	(3.65)

Net Asset Value, End of Period	$166.07		$168.99		$166.59	$171.25	$161.54	$139.43

Total Return (%) (c)	6.28	(d)	8.97		(0.35)	8.42	18.75	11.36

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.81	(e)	0.81		0.80	0.80	0.79	0.80
Ratio of net investment income to average net assets (%)	1.94	(e)	2.14	(b)	1.93	2.12	1.99	2.26
Portfolio turnover rate (%)	16	(d)(f)	35	(f)	41 (f)	34 (f)	53 (f)	20
Net assets, end of period (in millions)	$431.1		$429.0		$450.4	$524.7	$584.1	$571.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.12 per share and 0.07% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 15%, 34%, 37%, 25% and 45% for the six months ended June 30, 2017 and the years ended December 31, 2016, 2015, 2014 and 2013, respectively.

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, Metlife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Total Return Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered and offers four classes of shares: Class A, B, E and F shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as

BHFTII-23

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to amortization of debt securities, paydown gain/loss reclasses, foreign currency transactions, real estate investment trust (“REIT”) adjustments, convertible preferred stock, partnership transactions, adjustments to prior period accumulated balances and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTII-24

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTII-25

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $29,246,110. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2017
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(21,118,931)	$—	$—	$—	$(21,118,931)
Corporate Bonds & Notes	(11,889,792)	—	—	—	(11,889,792)
U.S. Treasury & Government Agencies	(38,427,129)	—	—	—	(38,427,129)
Total	$(71,435,852)	$—	$—	$—	$(71,435,852)
Total Borrowings	$(71,435,852)	$—	$—	$—	$(71,435,852)
Gross amount of recognized liabilities for securities lending transactions					$(71,435,852)

BHFTII-26

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$43,154,465	$93,189,277	$44,219,696	$126,047,089

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company, the subadviser to the Portfolio, that amounted to $57,134 in purchases which are included above.

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2017 were as follows:

Purchases	Sales
$8,016,602	$1,841,071

BHFTII-27

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$2,406,578	0.600%	Of the first $250 million
	0.550%	Of the next $500 million
	0.500%	On amounts in excess of $750 million

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B, E, and F Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and F Shares. Under the Distribution and Service Plan, the Class B, E, and F Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and F Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.20% per year for Class F Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-28

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$23,651,455	$22,998,295	$36,096,955	$—	$59,748,410	$22,998,295

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$22,482,035	$43,637,991	$108,718,338	$—	$174,838,364

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

9. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTII-29

Brighthouse Funds Trust II

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
4,723,670	120,329	300,730

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	4,873,726	271,004
Robert Boulware	4,865,760	278,970
Susan C. Gause	4,878,426	266,305
Nancy Hawthorne	4,875,311	269,419
Barbara A. Nugent	4,879,360	265,370
John Rosenthal	4,876,771	267,960
Linda B. Strumpf	4,872,172	272,558
Dawn M. Vroegop	4,867,852	276,878

BHFTII-30

Brighthouse Funds Trust II

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A, B, D and E shares of the MFS Value Portfolio returned 9.27%, 9.05%, 9.20%, and 9.17%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 4.66%.

MARKET ENVIRONMENT / CONDITIONS

For the first time in many years, markets are experiencing synchronized global economic growth. The rebound in emerging markets (“EM”) economies has been more pronounced (despite the deceleration in Chinese growth at the end of the first half of 2017), helped by some larger economies (i.e., Brazil and Russia) emerging from recessions. At the same time, developed market (“DM”) economies continued to grow at or above potential. Market confidence increased in the U.S. after the presidential elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting U.S. equities and corporate bond performance. While global inflation faded during the period as commodity prices, particularly oil, leveled off or declined, global growth remained relatively resilient. As a result, there have been more tightening signals and actions by DM central banks. The U.S. Federal Reserve increased interest rates by 25 basis points at the end of the period, bringing the total number of quarter-percent hikes in the federal funds rate to four since December 2015. The European Central Bank appears set on announcing Quantitative Easing (“QE”) tapering in the fall of 2017. The Bank of England may also begin reducing monetary accommodation. Markets have been comforted (along with central banks) by the decline in fears of a populist wave in Europe after establishment candidates won the Dutch and French elections. European growth has reflected the more constructive political economic backdrop.

The headwind of a stronger U.S. dollar faded during the period while U.S. consumer spending held up well amid a modest increase in real wages and relatively low gasoline prices. Demand for autos tapered off from near-record territory at the end of the period, while the housing market continued its recovery amid relatively low mortgage rates and tight inventories. Global trade, which was sluggish early in the period, showed signs of improvement, a positive indicator of global economic activity and prospects. Receding fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM, helped EM markets resume their upward trajectory, powered by strong inflows throughout the first half of 2017.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark during the first half of 2017. An underweight allocation to the Energy sector aided performance relative to the Russell 1000 Value Index. Here, an underweight position in integrated oil and gas company Exxon Mobil boosted relative results.

The combination of strong stock selection and an overweight allocation to the Industrials sector also helped relative results. Within this sector, not owning diversified industrial conglomerate General Electric and holdings of diversified technology company 3M boosted relative performance.

Individual stocks that benefited relative returns included overweight holdings of tobacco company Philip Morris International and medical device maker Medtronic. Avoiding poor-performing telecommunication services provider AT&T furthered supported relative performance. The Portfolio’s holdings of global food company Nestle, consulting firm AON, automotive components manufacturer Delphi Automotive and chemical company PPG Industries also benefited relative performance.

An underweight allocation to the strong-performing Information Technology sector held back relative results. Here, underweighting enterprise software products maker Oracle and not owning strong-performing computer and personal electronics maker Apple and online information portal Yahoo hurt relative performance.

Elsewhere, individual stocks that detracted from relative performance included the Portfolio’s overweight holdings of financial services firm Goldman Sachs and oil field services company Schlumberger and not holding railroad company CSX and financial services firm Bank of America. The Portfolio’s ownership in shares of both global food company General Mills and auto parts retailer Advance Auto Parts also dampened relative performance. Additionally, the Portfolio’s holdings of ground delivery service company United Parcel Service hurt relative performance.

Over the trailing six month period ending June 30, 2017, the three best-performing sectors at the end of last year—Financials, Telecom and Energy—have been among the worst performers through the first half of 2017. The S&P 500 Index has delivered a positive return in each of the first six months of this year—something that hasn’t occurred in more than two decades. Although the Value investment style has underperformed both Core and Growth thus far this year, the absolute level of returns—up nearly 5% in U.S. Dollar terms—remains robust.

At the end of the period, the Portfolio was overweight to Industrials, Financials, and Consumer Staples, while being most underweight Energy, Real Estate, and Utilities. Relative sector positioning reflects the investment team’s bottom up stock selection process rather than a reflection of any top-down macroeconomic view.

BHFTII-1

Brighthouse Funds Trust II

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

Steven R. Gorham

Nevin P. Chitkara

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

MFS Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
MFS Value Portfolio
Class A	9.27	16.66	15.12	7.17	—
Class B	9.05	16.36	14.82	—	8.13
Class D	9.20	16.53	—	—	12.56
Class E	9.17	16.44	14.96	—	8.25
Russell 1000 Value Index	4.66	15.53	13.94	5.57	—

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B, Class D and Class E shares are 7/20/98, 4/28/08, 4/26/13 and 4/28/08, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
JPMorgan Chase & Co.	4.6
Philip Morris International, Inc.	3.7
Johnson & Johnson	3.6
Wells Fargo & Co.	3.3
Accenture plc- Class A	2.6
Medtronic plc	2.5
Travelers Cos., Inc. (The)	2.4
Chubb, Ltd.	2.3
U.S. Bancorp	2.2
3M Co.	2.2

Top Sectors

% of Net Assets
Financials	30.0
Industrials	15.9
Health Care	15.5
Consumer Staples	12.0
Information Technology	7.1
Consumer Discretionary	6.5
Energy	4.7
Materials	4.0
Utilities	1.6
Telecommunication Services	0.9

BHFTII-3

Brighthouse Funds Trust II

MFS Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.58%	$1,000.00	$1,092.70	$3.01
	Hypothetical*	0.58%	$1,000.00	$1,021.92	$2.91

Class B(a)	Actual	0.83%	$1,000.00	$1,090.50	$4.30
	Hypothetical*	0.83%	$1,000.00	$1,020.68	$4.16

Class D(a)	Actual	0.68%	$1,000.00	$1,092.00	$3.53
	Hypothetical*	0.68%	$1,000.00	$1,021.42	$3.41

Class E(a)	Actual	0.73%	$1,000.00	$1,091.70	$3.79
	Hypothetical*	0.73%	$1,000.00	$1,021.18	$3.66

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—98.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.6%
Lockheed Martin Corp. (a)	129,331	$35,903,579
Northrop Grumman Corp.	164,756	42,294,513
United Technologies Corp.	323,101	39,453,863

		117,651,955

Air Freight & Logistics—1.5%
United Parcel Service, Inc. - Class B	434,537	48,055,447

Auto Components—1.0%
Delphi Automotive plc	393,590	34,498,164

Automobiles—0.2%
Harley-Davidson, Inc. (a)	110,824	5,986,712

Banks—13.7%
Citigroup, Inc.	1,052,634	70,400,162
JPMorgan Chase & Co.	1,659,015	151,633,971
PNC Financial Services Group, Inc. (The)	399,274	49,857,344
U.S. Bancorp	1,400,755	72,727,200
Wells Fargo & Co.	1,949,543	108,024,178

		452,642,855

Beverages—1.6%
Diageo plc	1,153,170	34,089,290
PepsiCo, Inc.	167,742	19,372,523

		53,461,813

Building Products—2.2%
Johnson Controls International plc (a)	1,667,970	72,323,179

Capital Markets—7.9%
Bank of New York Mellon Corp. (The)	758,225	38,684,639
BlackRock, Inc.	76,108	32,148,780
Franklin Resources, Inc. (a)	305,317	13,675,148
Goldman Sachs Group, Inc. (The)	313,564	69,579,852
Moody’s Corp. (a)	195,692	23,811,803
Nasdaq, Inc. (a)	473,325	33,838,004
S&P Global, Inc.	53,707	7,840,685
State Street Corp.	339,197	30,436,147
T. Rowe Price Group, Inc. (a)	159,724	11,853,118

		261,868,176

Chemicals—3.5%
E.I. du Pont de Nemours & Co.	159,721	12,891,082
Monsanto Co.	109,542	12,965,391
PPG Industries, Inc. (a)	577,341	63,484,416
Sherwin-Williams Co. (The)	74,731	26,227,592

		115,568,481

Consumer Finance—1.0%
American Express Co.	380,852	32,082,972

Containers & Packaging—0.5%
Crown Holdings, Inc. (b)	270,206	16,120,490

Diversified Telecommunication Services—0.8%
Verizon Communications, Inc.	626,790	27,992,441

Electric Utilities—1.6%
Duke Energy Corp.	501,874	41,951,648
Xcel Energy, Inc. (a)	225,723	10,356,171

		52,307,819

Electrical Equipment—0.9%
Eaton Corp. plc	390,297	30,376,816

Energy Equipment & Services—1.5%
Schlumberger, Ltd.	733,537	48,296,076

Equity Real Estate Investment Trusts—0.4%
Public Storage	61,651	12,856,083

Food & Staples Retailing—1.6%
CVS Health Corp.	647,677	52,112,091

Food Products—3.8%
Archer-Daniels-Midland Co.	278,016	11,504,302
Danone S.A.	203,167	15,271,937
General Mills, Inc. (a)	486,702	26,963,291
J.M. Smucker Co. (The)	112,827	13,350,819
Nestle S.A.	666,506	58,059,337

		125,149,686

Health Care Equipment & Supplies—5.2%
Abbott Laboratories	1,087,363	52,856,715
Danaher Corp. (a)	420,092	35,451,564
Medtronic plc	950,196	84,329,895

		172,638,174

Health Care Providers & Services—1.9%
Cigna Corp.	114,406	19,150,420
Express Scripts Holding Co. (a) (b)	256,737	16,390,090
McKesson Corp.	144,279	23,739,667
UnitedHealth Group, Inc.	27,859	5,165,616

		64,445,793

Household Durables—0.2%
Newell Brands, Inc. (a)	112,056	6,008,443

Household Products—0.5%
Procter & Gamble Co. (The)	185,969	16,207,198

Industrial Conglomerates—4.0%
3M Co. (a)	348,633	72,581,904
Honeywell International, Inc.	444,871	59,296,856

		131,878,760

Insurance—7.5%
Aon plc (a)	445,912	59,284,000
Chubb, Ltd.	523,046	76,040,427
Prudential Financial, Inc.	294,870	31,887,242

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Travelers Cos., Inc. (The)	629,950	$79,707,574

		246,919,243

IT Services—5.6%
Accenture plc - Class A	698,132	86,344,966
Amdocs, Ltd.	127,993	8,250,429
Cognizant Technology Solutions Corp. - Class A	203,343	13,501,975
DXC Technology Co.	101,718	7,803,805
Fidelity National Information Services, Inc.	378,358	32,311,773
Fiserv, Inc. (b)	129,267	15,814,525
International Business Machines Corp.	131,549	20,236,182

		184,263,655

Life Sciences Tools & Services—1.2%
Thermo Fisher Scientific, Inc.	235,906	41,158,520

Machinery—2.0%
Illinois Tool Works, Inc.	200,180	28,675,785
Ingersoll-Rand plc	219,360	20,047,310
Stanley Black & Decker, Inc.	133,161	18,739,748

		67,462,843

Media—4.2%
Comcast Corp. - Class A	1,123,934	43,743,511
Interpublic Group of Cos., Inc. (The) (a)	675,486	16,616,956
Omnicom Group, Inc. (a)	524,903	43,514,459
Time Warner, Inc.	281,671	28,282,585
Walt Disney Co. (The)	72,704	7,724,800

		139,882,311

Multiline Retail—0.2%
Target Corp.	147,394	7,707,232

Oil, Gas & Consumable Fuels—3.2%
Chevron Corp.	255,797	26,687,301
EOG Resources, Inc.	314,130	28,435,047
Exxon Mobil Corp.	370,968	29,948,247
Occidental Petroleum Corp. (a)	372,040	22,274,035

		107,344,630

Personal Products—0.4%
Coty, Inc. - Class A (a)	703,397	13,195,728

Pharmaceuticals—7.1%
Johnson & Johnson	902,598	119,404,689
Merck & Co., Inc.	488,629	31,316,233
Novartis AG	94,325	7,876,983
Pfizer, Inc.	2,084,224	70,009,084
Roche Holding AG	27,065	6,910,671

		235,517,660

Professional Services—0.5%
Equifax, Inc. (a)	109,200	15,006,264

Road & Rail—1.3%
Canadian National Railway Co.	242,792	19,678,292
Union Pacific Corp.	220,595	24,025,001

		43,703,293

Semiconductors & Semiconductor Equipment—1.3%
Texas Instruments, Inc.	553,787	42,602,834

Software—0.2%
Oracle Corp.	141,881	7,113,913

Specialty Retail—0.2%
Advance Auto Parts, Inc. (a)	59,647	6,954,244

Textiles, Apparel & Luxury Goods—0.4%
Hanesbrands, Inc. (a)	616,249	14,272,327

Tobacco—4.2%
Altria Group, Inc.	221,169	16,470,456
Philip Morris International, Inc.	1,031,947	121,202,175

		137,672,631

Total Common Stocks (Cost $2,318,748,042)		3,261,306,952

Short-Term Investment—0.7%

Discount Note—0.7%
Federal Home Loan Bank 0.439%, 07/03/17 (c)	25,151,000	25,150,092

Total Short-Term Investments (Cost $25,150,092)		25,150,092

Securities Lending Reinvestments (d)—5.1%

Certificates of Deposit—2.8%
Bank of Montreal 1.130%, 07/07/17	2,000,000	1,999,980
Bank of Montreal Chicago 1.276%, 09/06/17 (e)	6,000,000	6,001,104
Bank of Nova Scotia Houston 1.492%, 11/03/17 (e)	5,000,000	5,004,936
Bank of Tokyo-Mitsubishi, Ltd. 1.510%, 08/18/17	3,290,175	3,263,618
1.602%, 11/16/17 (e)	9,000,000	9,008,784
BNP Paribas New York 1.524%, 08/04/17 (e)	3,500,000	3,500,417
Canadian Imperial Bank 1.630%, 10/27/17 (e)	1,000,000	1,001,125
Credit Suisse AG New York 1.466%, 10/25/17 (e)	2,500,000	2,500,148
1.959%, 08/16/17 (e)	2,804,405	2,802,341

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
DG Bank New York 1.140%, 07/03/17	3,000,000	$2,999,970
DNB NOR Bank ASA 1.412%, 07/28/17 (e)	1,200,000	1,200,150
KBC Bank NV Zero Coupon, 09/08/17	996,562	997,810
1.220%, 07/27/17	7,500,000	7,500,000
Mitsubishi UFJ Trust and Banking Corp. 1.401%, 09/01/17 (e)	300,000	300,182
Mizuho Bank, Ltd., New York 1.400%, 11/27/17 (e)	5,000,000	4,997,700
National Australia Bank London 1.480%, 11/09/17 (e)	6,000,000	6,004,860
Royal Bank of Canada New York 1.532%, 03/20/18 (e)	10,900,000	10,907,848
Sumitomo Mitsui Banking Corp. 1.480%, 08/09/17	2,422,160	2,400,552
Sumitomo Mitsui Banking Corp., New York 1.551%, 08/01/17 (e)	3,000,000	3,001,167
Sumitomo Mitsui Trust Bank, Ltd., New York 1.342%, 11/16/17 (e)	1,000,000	999,937
1.466%, 10/26/17 (e)	2,000,000	2,000,512
1.552%, 08/16/17 (e)	5,000,000	5,001,505
Toronto Dominion Bank New York 1.467%, 03/13/18 (e)	8,500,000	8,506,315
Wells Fargo Bank San Francisco N.A. 1.547%, 10/26/17 (e)	1,750,000	1,751,565

		93,652,526

Commercial Paper—1.3%
Barton Capital S.A. 1.210%, 07/10/17	2,990,522	2,999,022
Commonwealth Bank Australia 1.391%, 03/01/18	7,000,000	7,005,454
Erste Abwicklungsanstalt 1.379%, 07/18/17 (e)	11,600,000	11,600,673
ING Funding LLC 1.234%, 12/07/17 (e)	3,500,000	3,501,209
1.277%, 11/13/17 (e)	4,000,000	3,999,708
Manhattan Asset Funding Co. 1.434%, 09/07/17 (e)	3,500,000	3,500,210
Ridgefield Funding Co. LLC 1.434%, 09/07/17 (e)	4,300,000	4,301,721
Sheffield Receivables Co. 1.230%, 07/07/17	2,990,673	2,999,298
Westpac Banking Corp. 1.506%, 10/20/17 (e)	3,250,000	3,253,240

		43,160,535

Repurchase Agreements—0.5%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $373,858 on 07/03/17, collateralized by $389,145 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $381,301.	373,824	373,824
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.710% to be repurchased at $3,238,000 on 10/02/17, collateralized by various Common Stock with a value of $3,520,000.	3,200,000	3,200,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $100,010 on 07/03/17, collateralized by $101,673 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $102,000.	100,000	100,000
Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $4,003,100 on 07/03/17, collateralized by $869 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $4,447,294	4,000,000	4,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $2,009,690 on 09/29/17, collateralized by various Common Stock with a value of $2,200,000.	2,000,000	2,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $2,032,395 on 10/02/17, collateralized by various Common Stock with a value of $2,200,000.	2,000,000	2,000,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $4,030,590 on 10/02/17, collateralized by various Common Stock with a value of $4,400,000.	4,000,000	4,000,000

		15,673,824

Time Deposits—0.5%
Australia New Zealand Bank 1.150%, 07/03/17	100,000	100,000
Credit Industriel et Commercial 1.100%, 07/03/17	3,000,000	3,000,000
Landesbank Baden-Wuerttemberg 1.200%, 07/03/17	1,000,000	1,000,000
Nordea Bank New York 1.050%, 07/03/17	2,000,000	2,000,000
Shinkin Central Bank 1.330%, 07/25/17	2,500,000	2,500,000
1.330%, 07/26/17	4,650,000	4,650,000

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—(Continued)
Standard Chartered plc 1.200%, 07/03/17	2,000,000	$2,000,000

		15,250,000

Total Securities Lending Reinvestments (Cost $167,682,653)		167,736,885

Total Investments—104.4% (Cost $2,511,580,787) (f)		3,454,193,929
Other assets and liabilities (net)—(4.4)%		(145,486,320)

Net Assets—100.0%		$3,308,707,609

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $164,305,449 and the collateral received consisted of cash in the amount of $167,718,321. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	The rate shown represents current yield to maturity.
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(e)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(f)	As of June 30, 2017, the aggregate cost of investments was $2,511,580,787. The aggregate unrealized appreciation and depreciation of investments were $979,850,607 and $(37,237,465), respectively, resulting in net unrealized appreciation of $942,613,142.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$117,651,955	$—	$—	$117,651,955
Air Freight & Logistics	48,055,447	—	—	48,055,447
Auto Components	34,498,164	—	—	34,498,164
Automobiles	5,986,712	—	—	5,986,712
Banks	452,642,855	—	—	452,642,855
Beverages	19,372,523	34,089,290	—	53,461,813
Building Products	72,323,179	—	—	72,323,179
Capital Markets	261,868,176	—	—	261,868,176
Chemicals	115,568,481	—	—	115,568,481
Consumer Finance	32,082,972	—	—	32,082,972
Containers & Packaging	16,120,490	—	—	16,120,490
Diversified Telecommunication Services	27,992,441	—	—	27,992,441
Electric Utilities	52,307,819	—	—	52,307,819
Electrical Equipment	30,376,816	—	—	30,376,816
Energy Equipment & Services	48,296,076	—	—	48,296,076
Equity Real Estate Investment Trusts	12,856,083	—	—	12,856,083
Food & Staples Retailing	52,112,091	—	—	52,112,091
Food Products	51,818,412	73,331,274	—	125,149,686
Health Care Equipment & Supplies	172,638,174	—	—	172,638,174
Health Care Providers & Services	64,445,793	—	—	64,445,793
Household Durables	6,008,443	—	—	6,008,443
Household Products	16,207,198	—	—	16,207,198
Industrial Conglomerates	131,878,760	—	—	131,878,760
Insurance	246,919,243	—	—	246,919,243
IT Services	184,263,655	—	—	184,263,655
Life Sciences Tools & Services	41,158,520	—	—	41,158,520
Machinery	67,462,843	—	—	67,462,843
Media	139,882,311	—	—	139,882,311
Multiline Retail	7,707,232	—	—	7,707,232
Oil, Gas & Consumable Fuels	107,344,630	—	—	107,344,630
Personal Products	13,195,728	—	—	13,195,728
Pharmaceuticals	220,730,006	14,787,654	—	235,517,660
Professional Services	15,006,264	—	—	15,006,264
Road & Rail	43,703,293	—	—	43,703,293
Semiconductors & Semiconductor Equipment	42,602,834	—	—	42,602,834
Software	7,113,913	—	—	7,113,913
Specialty Retail	6,954,244	—	—	6,954,244
Textiles, Apparel & Luxury Goods	14,272,327	—	—	14,272,327
Tobacco	137,672,631	—	—	137,672,631
Total Common Stocks	3,139,098,734	122,208,218	—	3,261,306,952
Total Short-Term Investment*	—	25,150,092	—	25,150,092
Total Securities Lending Reinvestments*	—	167,736,885	—	167,736,885
Total Investments	$3,139,098,734	$315,095,195	$—	$3,454,193,929

Collateral for Securities Loaned (Liability)	$—	$(167,718,321)	$—	$(167,718,321)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MFS Value Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$3,454,193,929
Cash	154,274
Receivable for:
Investments sold	19,107,889
Fund shares sold	182,392
Dividends	6,167,919

Total Assets	3,479,806,403
Liabilities
Collateral for securities loaned	167,718,321
Payables for:
Fund shares redeemed	1,198,910
Accrued Expenses:
Management fees	1,509,106
Distribution and service fees	179,556
Deferred trustees’ fees	159,431
Other expenses	333,470

Total Liabilities	171,098,794

Net Assets	$3,308,707,609

Net Assets Consist of:
Paid in surplus	$2,238,600,199
Undistributed net investment income	27,665,323
Accumulated net realized gain	99,858,363
Unrealized appreciation on investments and foreign currency transactions	942,583,724

Net Assets	$3,308,707,609

Net Assets
Class A	$2,395,278,153
Class B	830,241,964
Class D	14,760,444
Class E	68,427,048
Capital Shares Outstanding*
Class A	155,560,424
Class B	54,545,156
Class D	961,631
Class E	4,470,199
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.40
Class B	15.22
Class D	15.35
Class E	15.31

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,511,580,787.
(b)	Includes securities loaned at value of $164,305,449.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (a)	$36,432,359
Interest	86,090
Securities lending income	498,088

Total investment income	37,016,537
Expenses
Management fees	11,023,411
Administration fees	50,013
Custodian and accounting fees	88,910
Distribution and service fees—Class B	1,016,111
Distribution and service fees—Class D	7,226
Distribution and service fees—Class E	50,313
Audit and tax services	20,657
Legal	18,678
Trustees’ fees and expenses	26,317
Shareholder reporting	85,960
Insurance	10,470
Miscellaneous	24,859

Total expenses	12,422,925
Less management fee waiver	(2,178,827)
Less broker commission recapture	(36,446)

Net expenses	10,207,652

Net Investment Income	26,808,885

Net Realized and Unrealized Gain
Net realized gain on:
Investments	101,234,204
Foreign currency transactions	4,588

Net realized gain	101,238,792

Net change in unrealized appreciation on:
Investments	152,727,122
Foreign currency transactions	101,000

Net change in unrealized appreciation	152,828,122

Net realized and unrealized gain	254,066,914

Net Increase in Net Assets From Operations	$280,875,799

(a)	Net of foreign withholding taxes of $372,969.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MFS Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$26,808,885	$66,342,223
Net realized gain	101,238,792	198,352,863
Net change in unrealized appreciation	152,828,122	141,293,905

Increase in net assets from operations	280,875,799	405,988,991

From Distributions to Shareholders
Net investment income
Class A	(48,171,616)	(49,437,763)
Class B	(15,050,267)	(15,441,649)
Class D	(284,067)	(312,156)
Class E	(1,292,093)	(1,387,482)
Net realized capital gains
Class A	(142,220,961)	(197,201,744)
Class B	(50,100,219)	(69,294,401)
Class D	(880,607)	(1,306,868)
Class E	(4,108,194)	(5,965,342)

Total distributions	(262,108,024)	(340,347,405)

Increase in net assets from capital share transactions	182,269,955	3,928,365

Total increase in net assets	201,037,730	69,569,951

Net Assets
Beginning of period	3,107,669,879	3,038,099,928

End of period	$3,308,707,609	$3,107,669,879

Undistributed net investment income
End of period	$27,665,323	$65,654,481

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	6,665,685	$107,554,775	2,740,550	$40,952,732
Reinvestments	12,379,231	190,392,577	17,504,578	246,639,507
Redemptions	(8,600,317)	(136,834,415)	(22,073,025)	(331,716,371)

Net increase (decrease)	10,444,599	$161,112,937	(1,827,897)	$(44,124,132)

Class B
Sales	1,225,518	$19,198,214	5,538,629	$82,344,094
Reinvestments	4,283,398	65,150,486	6,074,268	84,736,050
Redemptions	(4,096,140)	(64,492,064)	(7,981,193)	(117,959,367)

Net increase	1,412,776	$19,856,636	3,631,704	$49,120,777

Class D
Sales	8,737	$139,662	45,140	$685,564
Reinvestments	75,973	1,164,674	115,233	1,619,024
Redemptions	(65,602)	(1,042,957)	(192,125)	(2,857,392)

Net increase (decrease)	19,108	$261,379	(31,752)	$(552,804)

Class E
Sales	92,569	$1,476,736	200,827	$2,991,361
Reinvestments	353,191	5,400,287	524,452	7,352,824
Redemptions	(369,466)	(5,838,020)	(731,067)	(10,859,661)

Net increase (decrease)	76,294	$1,039,003	(5,788)	$(515,476)

Increase derived from capital shares transactions		$182,269,955		$3,928,365

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$15.31		$15.09	$18.38	$17.75	$13.80	$12.23

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.34 (b)	0.31	0.43	0.30	0.29
Net realized and unrealized gain (loss) on investments	1.28		1.68	(0.23)	1.36	4.46	1.72

Total from investment operations	1.42		2.02	0.08	1.79	4.76	2.01

Less Distributions
Distributions from net investment income	(0.34)		(0.36)	(0.50)	(0.31)	(0.30)	(0.26)
Distributions from net realized capital gains	(0.99)		(1.44)	(2.87)	(0.85)	(0.51)	(0.18)

Total distributions	(1.33)		(1.80)	(3.37)	(1.16)	(0.81)	(0.44)

Net Asset Value, End of Period	$15.40		$15.31	$15.09	$18.38	$17.75	$13.80

Total Return (%) (c)	9.27	(d)	14.39	(0.15)	10.81	35.73	16.65

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	(e)	0.72	0.72	0.72	0.72	0.73
Net ratio of expenses to average net assets (%) (f)	0.58	(e)	0.58	0.58	0.58	0.58	0.60
Ratio of net investment income to average net assets (%)	1.77	(e)	2.25 (b)	1.87	2.49	1.92	2.21
Portfolio turnover rate (%)	7	(d)	14	12	12	17	16
Net assets, end of period (in millions)	$2,395.3		$2,222.2	$2,218.1	$2,493.9	$3,074.8	$2,363.0

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$15.14		$14.94	$18.22	$17.61	$13.70	$12.15

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.30 (b)	0.27	0.37	0.27	0.26
Net realized and unrealized gain (loss) on investments	1.25		1.66	(0.23)	1.36	4.41	1.70

Total from investment operations	1.37		1.96	0.04	1.73	4.68	1.96

Less Distributions
Distributions from net investment income	(0.30)		(0.32)	(0.45)	(0.27)	(0.26)	(0.23)
Distributions from net realized capital gains	(0.99)		(1.44)	(2.87)	(0.85)	(0.51)	(0.18)

Total distributions	(1.29)		(1.76)	(3.32)	(1.12)	(0.77)	(0.41)

Net Asset Value, End of Period	$15.22		$15.14	$14.94	$18.22	$17.61	$13.70

Total Return (%) (c)	9.05	(d)	14.10	(0.36)	10.56	35.38	16.32

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	(e)	0.97	0.97	0.97	0.97	0.98
Net ratio of expenses to average net assets (%) (f)	0.83	(e)	0.83	0.83	0.83	0.83	0.85
Ratio of net investment income to average net assets (%)	1.52	(e)	2.01 (b)	1.62	2.16	1.68	1.96
Portfolio turnover rate (%)	7	(d)	14	12	12	17	16
Net assets, end of period (in millions)	$830.2		$804.2	$739.3	$798.0	$795.9	$250.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class D
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013(g)
Net Asset Value, Beginning of Period	$15.26		$15.05	$18.33	$17.71	$14.88

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.32 (b)	0.29	0.41	0.20
Net realized and unrealized gain (loss) on investments	1.27		1.67	(0.22)	1.35	2.63

Total from investment operations	1.40		1.99	0.07	1.76	2.83

Less Distributions
Distributions from net investment income	(0.32)		(0.34)	(0.48)	(0.29)	0.00
Distributions from net realized capital gains	(0.99)		(1.44)	(2.87)	(0.85)	0.00

Total distributions	(1.31)		(1.78)	(3.35)	(1.14)	0.00

Net Asset Value, End of Period	$15.35		$15.26	$15.05	$18.33	$17.71

Total Return (%) (c)	9.20	(d)	14.23	(0.20)	10.69	19.02	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	(e)	0.82	0.82	0.82	0.82	(e)
Net ratio of expenses to average net assets (%) (f)	0.68	(e)	0.68	0.68	0.68	0.68	(e)
Ratio of net investment income to average net assets (%)	1.67	(e)	2.15 (b)	1.77	2.34	1.80	(e)
Portfolio turnover rate (%)	7	(d)	14	12	12	17
Net assets, end of period (in millions)	$14.8		$14.4	$14.7	$16.8	$18.6

	Class E
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013		2012
Net Asset Value, Beginning of Period	$15.22		$15.01	$18.29	$17.67	$13.73		$12.18

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.31 (b)	0.29	0.40	0.28		0.27
Net realized and unrealized gain (loss) on investments	1.26		1.67	(0.23)	1.35	4.45		1.70

Total from investment operations	1.39		1.98	0.06	1.75	4.73		1.97

Less Distributions
Distributions from net investment income	(0.31)		(0.33)	(0.47)	(0.28)	(0.28)		(0.24)
Distributions from net realized capital gains	(0.99)		(1.44)	(2.87)	(0.85)	(0.51)		(0.18)

Total distributions	(1.30)		(1.77)	(3.34)	(1.13)	(0.79)		(0.42)

Net Asset Value, End of Period	$15.31		$15.22	$15.01	$18.29	$17.67		$13.73

Total Return (%) (c)	9.17	(d)	14.20	(0.27)	10.63	35.63		16.39

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(e)	0.87	0.87	0.87	0.87		0.88
Net ratio of expenses to average net assets (%) (f)	0.73	(e)	0.73	0.73	0.73	0.73		0.75
Ratio of net investment income to average net assets (%)	1.62	(e)	2.10 (b)	1.72	2.28	1.81		2.05
Portfolio turnover rate (%)	7	(d)	14	12	12	17		16
Net assets, end of period (in millions)	$68.4		$66.9	$66.0	$78.0	$83.5		$57.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	Commencement of operations was April 26, 2013.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, Metlife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered and offers four classes of shares: Class A, B, D and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

BHFTII-14

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, distribution re-designations, adjustments to prior period accumulated balances and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

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Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $15,673,824. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:
Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

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Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$216,587,759	$0	$274,721,112

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company, the subadviser to the Portfolio, that amounted to $1,018,400 in purchases and $2,498,577 in sales of investments, which are included above, and resulted in realized gains of $1,284,135.

During the six months ended June 30, 2017, the Portfolio engaged in security transactions with other affiliated Portfolios. These amounted to $19,017,408 in purchases of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$11,023,411	0.750%	Of the first $250 million
	0.700%	Of the next $2.25 billion
	0.675%	Of the next $2.5 billion
	0.650%	On amounts in excess of $5 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

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Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.100%	On the first $200 million
0.125%	On the next $50 million
0.075%	On the next $1.25 billion
0.200%	On the next $1 billion
0.175%	On the next $2.5 billion
0.150%	On amounts in excess of $5 billion

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B, D, and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, and E Shares. Under the Distribution and Service Plan, the Class B, D, and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.10% per year for Class D Shares, and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$71,154,565	$93,281,069	$269,192,840	$494,775,678	$340,347,405	$588,056,747

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Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$65,806,659	$196,886,312	$788,798,842	$—	$1,051,491,813

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

9. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

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Brighthouse Funds Trust II

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
189,457,882	4,252,599	13,037,995

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	193,196,426	13,552,050
Robert Boulware	192,944,725	13,803,751
Susan C. Gause	194,727,932	12,020,544
Nancy Hawthorne	193,266,662	13,481,814
Barbara A. Nugent	194,729,058	12,019,418
John Rosenthal	194,474,998	12,273,478
Linda B. Strumpf	193,388,063	13,360,413
Dawn M. Vroegop	193,091,448	13,657,028

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Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Managed by Neuberger Berman Investment Advisers LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A, B and E shares of the Neuberger Berman Genesis Portfolio returned 5.07%, 4.95%, and 5.02%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned 0.54%.

MARKET ENVIRONMENT / CONDITIONS

Despite periods of volatility, the U.S. stock market generated strong results during the reporting period. Investor sentiment was buoyed by solid corporate profits and improving global fundamentals. These factors eclipsed concerns whether the Trump administration’s growth initiatives would be scaled back or delayed. In addition, the market overcame a number of potential headwinds, including two interest rate hikes by the U.S. Federal Reserve that occurred in March and June and several geopolitical events. The overall U.S. stock market, as measured by the S&P 500 Index, gained 9.34% for the six months ended June 30, 2017. This marked the S&P 500’s best first half advance since 2013. Small-cap stocks lagged the overall stock market, as the Russell 2000 Index gained 4.99% during the reporting period. There was a significant dispersion between small-cap growth and value stocks, as the Russell 2000 Growth and Value Indexes returned 9.97% and 0.54%, respectively.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Russell 2000 Value Index during the reporting period. Both sector allocation and stock selection contributed to the Portfolio’s relative performance. An overweight allocation to Health Care and an underweight allocation to Energy were the largest contributors to relative performance. Within the Health Care sector, the Portfolio’s overweight to health care equipment & supplies names was the most beneficial for results. An underweight to Energy was rewarded as the sector meaningfully lagged the Index. On the downside, a lack of exposure to Utilities detracted from results, as the sector outperformed on the back of falling long-term interest rates. Further, an overweight to Consumer Staples was a headwind for results over the period. We believe investors are becoming increasingly concerned with the long-term outlook for certain consumer staple companies, particularly packaged food companies, as consumer tastes have shifted away from processed foods and towards perishable items like fruits and vegetables.

The Portfolio’s stock selection in the Consumer Staples, Information Technology (“IT”) and Energy sectors were the most additive to relative performance. In the Consumer Staples sector, the Portfolio’s exposure to household product companies generated the strongest relative returns. In the IT sector, the Portfolio’s software and electronic equipment instruments & components holdings aided performance. Within the Energy sector, the Portfolio’s energy equipment & services holdings were the top performers. Conversely, stock selection in Consumer Discretionary and Financials sectors were the only two sectors that detracted from performance over the reporting period. In our view, the Consumer Discretionary sector has undergone tremendous change during the past few years, most notably the pressures that have stemmed from the explosion of e-commerce trends (the “Amazon effect”). As a result, we have positioned the Portfolio to have limited exposure to companies that either directly or indirectly competed with Amazon or other e-commerce models. In the Financials sector, the Portfolio’s holdings in the banks and insurance industries performed poorly.

At the individual stock level, IDEXX Laboratories, MarketAxess Holdings, and Toro produced strong returns over the period. IDEXX Laboratories is the leading provider of diagnostic instruments and consumables to veterinarians. The company benefited from strong secular demand in companion health diagnostics, leveraged its industry-leading product innovation and sales force to increase market share, and was a strong capital allocator. The stock outperformed during the period due to strong earnings results. MarketAxess Holdings operates the dominant electronic trading platform for institutional corporate bond trading. It is a beneficiary of e-trading adoption, which has grown steadily but we believe is still relatively underpenetrated. The company has the broadest network of dealer and buy-side clients, strong organic growth, high incremental operating margins, low capital intensity and a debt-free balance sheet. The stock performed well during the period due to continued strong operating results which meaningfully drove up earnings estimates. Toro is a leading global provider of outdoor equipment for turf, snow, golf, irrigation and construction applications. In our view, Toro is a high quality, cash generative company with strong brands, superior innovation, strong customer intimacy and history of returning cash to shareholders. The stock outperformed during the period as the company delivered stronger than expected earnings results and raised its fiscal year 2017 outlook.

A number of individual holdings were negative for performance due to company-specific issues. These included Tractor Supply Company, Bank of the Ozarks and Manhattan Associates. Tractor Supply Company operates retail stores focused on supplying the lifestyle needs of recreational farmers and ranchers. In our view, the retailer operates with limited e-commerce risk. The stock performed poorly, as the company delivered disappointing results due to weather-related weakness in specific geographic markets. Bank of the Ozarks underwrites complex real estate loans utilizing a highly disciplined process for screening, structuring and servicing these loans. The strategy has contributed to a long, consistent track record of above-average growth and profitability and low credit losses. The stock underperformed in the period due to renewed market concerns about the economy and its implications for faster-growing commercial real estate. We continued to believe the company is relatively well positioned in terms of growth, operating returns and credit risk due to its differentiated focus and highly rigorous approach to risk management. Manhattan Associates provides software solutions that enable the efficient movement of goods through the supply chain. During the first half of 2017, Manhattan Associates reported respectable results. However, it provided guidance that implied a slowdown in its

BHFTII-1

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Managed by Neuberger Berman Investment Advisers LLC

Portfolio Manager Commentary*—(Continued)

business. Additionally, concerns regarding the health of its retail customers weighed heavily on its shares during the period.

In terms of Portfolio changes, we made a number of adjustments on the margin throughout the reporting period; however the changes resulted in no significant changes to the Portfolio’s sector positioning. As of June 30, 2017, we continued to maintain a diversified portfolio that emphasizes companies that consistently generate solid free cash flow, are profitable, and maintain conservative balance sheets.

Judith M. Vale,

Robert W. D’Alelio

Brett S. Reiner

Gregory G. Spiegel

Portfolio Managers

Neuberger Berman Investment Advisers LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year
Neuberger Berman Genesis Portfolio
Class A	5.07	17.74	13.05	4.56
Class B	4.95	17.40	12.77	4.30
Class E	5.02	17.53	12.89	4.41
Russell 2000 Value Index	0.54	24.86	13.39	5.92

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
West Pharmaceutical Services, Inc.	2.3
Pool Corp.	2.1
Fair Isaac Corp.	1.8
Sensient Technologies Corp.	1.8
Tyler Technologies, Inc.	1.7
Bank of Hawaii Corp.	1.7
Toro Co. (The)	1.7
Church & Dwight Co., Inc.	1.6
Littelfuse, Inc.	1.6
IDEXX Laboratories, Inc.	1.5

Top Sectors

% of Net Assets
Industrials	21.0
Information Technology	19.1
Financials	17.7
Health Care	12.8
Consumer Discretionary	11.9
Materials	7.5
Consumer Staples	6.4
Energy	2.0
Real Estate	0.3

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Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Neuberger Berman Genesis Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.84%	$1,000.00	$1,050.70	$4.27
	Hypothetical*	0.84%	$1,000.00	$1,020.63	$4.21

Class B(a)	Actual	1.09%	$1,000.00	$1,049.50	$5.54
	Hypothetical*	1.09%	$1,000.00	$1,019.39	$5.46

Class E(a)	Actual	0.99%	$1,000.00	$1,050.20	$5.03
	Hypothetical*	0.99%	$1,000.00	$1,019.89	$4.96

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—98.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.3%
Astronics Corp. (a)	128,427	$3,913,171

Air Freight & Logistics—0.6%
Forward Air Corp.	134,571	7,169,943

Airlines—0.6%
Allegiant Travel Co.	48,400	6,563,040

Auto Components—1.6%
Fox Factory Holding Corp. (a)	27,670	985,052
Gentex Corp.	233,225	4,424,278
LCI Industries	130,295	13,342,208

		18,751,538

Automobiles—0.5%
Thor Industries, Inc.	53,990	5,643,035

Banks—13.2%
Bank of Hawaii Corp.	237,570	19,711,183
Bank of the Ozarks, Inc.	327,861	15,366,845
BankUnited, Inc.	238,970	8,055,679
BOK Financial Corp.	153,932	12,950,299
Columbia Banking System, Inc.	144,900	5,774,265
Community Bank System, Inc.	181,907	10,144,953
Cullen/Frost Bankers, Inc.	184,363	17,313,529
CVB Financial Corp.	660,920	14,824,435
First Financial Bankshares, Inc.	315,150	13,929,630
First Hawaiian, Inc.	93,890	2,874,912
FNB Corp.	732,858	10,377,269
Glacier Bancorp, Inc.	104,160	3,813,298
Lakeland Financial Corp.	27,575	1,265,141
LegacyTexas Financial Group, Inc.	256,130	9,766,237
PacWest Bancorp	178,008	8,312,974

		154,480,649

Beverages—0.6%
MGP Ingredients, Inc.	147,310	7,537,853

Building Products—2.0%
A.O. Smith Corp.	189,765	10,689,463
AAON, Inc.	269,077	9,915,487
Patrick Industries, Inc. (a)	39,765	2,896,880

		23,501,830

Capital Markets—3.0%
Artisan Partners Asset Management, Inc. - Class A	177,460	5,448,022
FactSet Research Systems, Inc.	53,330	8,862,379
Houlihan Lokey, Inc.	84,090	2,934,741
MarketAxess Holdings, Inc.	76,160	15,315,776
OM Asset Management plc	194,100	2,884,326

		35,445,244

Chemicals—3.7%
Balchem Corp.	141,133	10,967,445
Chase Corp.	14,480	1,545,016

Chemicals—(Continued)
NewMarket Corp.	6,647	3,060,811
Quaker Chemical Corp.	47,695	6,926,745
Sensient Technologies Corp.	257,010	20,697,015

		43,197,032

Commercial Services & Supplies—3.8%
Healthcare Services Group, Inc.	255,889	11,983,282
MSA Safety, Inc.	13,120	1,064,950
Ritchie Bros. Auctioneers, Inc.	214,365	6,160,850
Rollins, Inc.	416,640	16,961,415
UniFirst Corp.	54,740	7,701,918

		43,872,415

Communications Equipment—1.3%
NetScout Systems, Inc. (a)	447,170	15,382,648

Construction & Engineering—0.9%
Valmont Industries, Inc.	71,235	10,656,756

Construction Materials—1.4%
Eagle Materials, Inc.	174,535	16,130,525

Containers & Packaging—1.3%
AptarGroup, Inc.	178,104	15,470,113

Distributors—2.1%
Pool Corp.	211,785	24,899,562

Diversified Consumer Services—0.5%
Bright Horizons Family Solutions, Inc. (a)	68,795	5,311,662

Electrical Equipment—0.7%
AZZ, Inc.	143,115	7,985,817

Electronic Equipment, Instruments & Components—4.5%
Cognex Corp.	142,095	12,063,866
Littelfuse, Inc.	111,255	18,357,075
Rogers Corp. (a)	120,520	13,090,882
Zebra Technologies Corp. - Class A (a)	95,082	9,557,643

		53,069,466

Energy Equipment & Services—0.7%
Pason Systems, Inc.	529,875	7,948,125

Food Products—3.0%
Blue Buffalo Pet Products, Inc. (a)	329,470	7,515,211
Cal-Maine Foods, Inc. (a)	130,570	5,170,572
Calavo Growers, Inc.	116,855	8,068,838
J&J Snack Foods Corp.	59,054	7,799,262
Lancaster Colony Corp.	57,480	7,048,197

		35,602,080

Health Care Equipment & Supplies—6.4%
Abaxis, Inc.	57,609	3,054,429
Atrion Corp.	6,805	4,377,657

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—(Continued)
Cantel Medical Corp.	99,102	$7,721,037
DENTSPLY SIRONA, Inc.	109,910	7,126,564
Haemonetics Corp. (a)	115,231	4,550,472
IDEXX Laboratories, Inc. (a)	110,720	17,872,422
Neogen Corp. (a)	41,900	2,895,709
West Pharmaceutical Services, Inc.	284,396	26,881,110

		74,479,400

Health Care Providers & Services—3.2%
Chemed Corp.	79,830	16,327,630
Henry Schein, Inc. (a)	66,075	12,093,046
Surgery Partners, Inc. (a)	121,130	2,755,708
Tivity Health, Inc. (a)	18,720	745,992
U.S. Physical Therapy, Inc.	83,525	5,044,910

		36,967,286

Hotels, Restaurants & Leisure—2.8%
Cheesecake Factory, Inc. (The)	159,150	8,005,245
Cracker Barrel Old Country Store, Inc.	53,855	9,007,249
Papa John’s International, Inc.	87,125	6,252,090
Texas Roadhouse, Inc.	187,280	9,541,916

		32,806,500

Household Products—2.7%
Church & Dwight Co., Inc.	362,935	18,829,068
Energizer Holdings, Inc.	148,625	7,136,973
WD-40 Co.	46,475	5,128,516

		31,094,557

Industrial Conglomerates—0.4%
Raven Industries, Inc.	146,209	4,868,760

Insurance—1.4%
AMERISAFE, Inc.	92,630	5,275,279
RLI Corp.	209,470	11,441,251

		16,716,530

IT Services—1.3%
Jack Henry & Associates, Inc.	144,505	15,009,734

Life Sciences Tools & Services—2.5%
Bio-Techne Corp.	143,390	16,848,325
ICON plc (a)	116,937	11,435,269
PAREXEL International Corp. (a)	4,975	432,377

		28,715,971

Machinery—8.8%
Donaldson Co., Inc.	112,925	5,142,605
Franklin Electric Co., Inc.	123,660	5,119,524
Graco, Inc.	66,445	7,261,110
Lindsay Corp.	18,440	1,645,770
Middleby Corp. (The) (a)	107,140	13,018,581
Nordson Corp.	98,627	11,965,428
RBC Bearings, Inc. (a)	152,605	15,529,085

Machinery—(Continued)
Tennant Co.	86,923	6,414,917
Toro Co. (The)	282,800	19,595,212
Wabtec Corp.	180,255	16,493,332

		102,185,564

Marine—0.5%
Kirby Corp. (a)	81,170	5,426,215

Media—2.2%
Cable One, Inc.	5,280	3,753,552
Gray Television, Inc. (a)	466,685	6,393,584
Nexstar Media Group, Inc. - Class A	260,915	15,602,717

		25,749,853

Metals & Mining—0.2%
Compass Minerals International, Inc.	37,165	2,426,875

Oil, Gas & Consumable Fuels—1.4%
Centennial Resource Development, Inc. - Class A (a)	212,730	3,365,389
Matador Resources Co. (a)	394,955	8,440,188
RSP Permian, Inc. (a)	133,250	4,299,977

		16,105,554

Paper & Forest Products—0.9%
Stella-Jones, Inc.	298,745	10,196,217

Pharmaceuticals—0.8%
Heska Corp. (a)	34,925	3,564,795
Prestige Brands Holdings, Inc. (a)	104,275	5,506,762

		9,071,557

Professional Services—0.9%
Exponent, Inc.	173,301	10,103,448

Real Estate Management & Development—0.3%
FirstService Corp.	59,375	3,798,813

Road & Rail—0.2%
Genesee & Wyoming, Inc. - Class A (a)	27,690	1,893,719

Semiconductors & Semiconductor Equipment—2.3%
Cabot Microelectronics Corp.	39,510	2,917,023
MKS Instruments, Inc.	108,230	7,283,879
Power Integrations, Inc.	227,480	16,583,292

		26,784,194

Software—9.6%
Aspen Technology, Inc. (a)	280,935	15,524,468
Blackbaud, Inc.	58,440	5,011,230
Computer Modelling Group, Ltd.	367,180	2,823,284
Constellation Software, Inc.	27,105	14,179,752
Fair Isaac Corp.	154,255	21,504,690
Manhattan Associates, Inc. (a)	364,526	17,519,120
Monotype Imaging Holdings, Inc.	285,158	5,218,391

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Software—(Continued)
Nice, Ltd. (ADR)	37,880	$2,981,914
Qualys, Inc. (a)	179,675	7,330,740
Tyler Technologies, Inc. (a)	115,775	20,338,194

		112,431,783

Specialty Retail—2.2%
Asbury Automotive Group, Inc. (a)	88,370	4,997,323
Lithia Motors, Inc. - Class A	111,305	10,488,270
Monro Muffler Brake, Inc.	95,060	3,968,755
Tractor Supply Co.	107,275	5,815,378

		25,269,726

Trading Companies & Distributors—1.4%
Applied Industrial Technologies, Inc.	65,861	3,889,092
Richelieu Hardware, Ltd.	1,635	37,905
Watsco, Inc.	82,030	12,649,026

		16,576,023

Total Common Stocks (Cost $765,206,611)		1,151,210,783

Short-Term Investment—1.0%
Security Description	Principal Amount*	Value

Repurchase Agreement—1.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $11,966,493 on 07/03/17, collateralized by $12,230,000 U.S. Treasury Note at 0.750% due 03/31/18 with a value of $12,208,328.	11,966,373	11,966,373

Total Short-Term Investments (Cost $11,966,373)		11,966,373

Total Investments—99.7% (Cost $777,172,984) (b)		1,163,177,156
Other assets and liabilities (net)—0.3%		3,556,731

Net Assets—100.0%		$1,166,733,887

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	As of June 30, 2017, the aggregate cost of investments was $777,172,984. The aggregate unrealized appreciation and depreciation of investments were $402,898,999 and $(16,894,827), respectively, resulting in net unrealized appreciation of $386,004,172.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,151,210,783	$—	$—	$1,151,210,783
Total Short-Term Investment*	—	11,966,373	—	11,966,373
Total Investments	$1,151,210,783	$11,966,373	$—	$1,163,177,156

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a)	$1,163,177,156
Receivable for:
Investments sold	6,737,625
Fund shares sold	699,494
Dividends and interest	394,976

Total Assets	1,171,009,251
Liabilities
Payables for:
Investments purchased	2,148,512
Fund shares redeemed	928,102
Accrued Expenses:
Management fees	774,129
Distribution and service fees	79,231
Deferred trustees’ fees	131,290
Other expenses	214,100

Total Liabilities	4,275,364

Net Assets	$1,166,733,887

Net Assets Consist of:
Paid in surplus	$708,402,705
Undistributed net investment income	1,126,421
Accumulated net realized gain	71,200,589
Unrealized appreciation on investments	386,004,172

Net Assets	$1,166,733,887

Net Assets
Class A	$746,502,629
Class B	329,047,630
Class E	91,183,628
Capital Shares Outstanding*
Class A	36,299,780
Class B	16,271,822
Class E	4,485,228
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$20.56
Class B	20.22
Class E	20.33

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $777,172,984.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (a)	$6,536,240
Interest	5,475

Total investment income	6,541,715
Expenses
Management fees	4,775,374
Administration fees	18,680
Custodian and accounting fees	45,432
Distribution and service fees—Class B	410,341
Distribution and service fees—Class E	68,620
Audit and tax services	20,657
Legal	18,678
Trustees’ fees and expenses	26,317
Shareholder reporting	78,221
Insurance	3,888
Miscellaneous	9,075

Total expenses	5,475,283
Less management fee waiver	(61,987)
Less broker commission recapture	(18,241)

Net expenses	5,395,055

Net Investment Income	1,146,660

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	71,815,955
Foreign currency transactions	1,537

Net realized gain	71,817,492

Net change in unrealized appreciation (depreciation) on:
Investments	(13,912,865)
Foreign currency transactions	291

Net change in unrealized depreciation	(13,912,574)

Net realized and unrealized gain	57,904,918

Net Increase in Net Assets From Operations	$59,051,578

(a)	Net of foreign withholding taxes of $61,230.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,146,660	$4,140,520
Net realized gain	71,817,492	137,409,116
Net change in unrealized appreciation (depreciation)	(13,912,574)	56,843,343

Increase in net assets from operations	59,051,578	198,392,979

From Distributions to Shareholders
Net investment income
Class A	(3,068,174)	(3,463,083)
Class B	(583,870)	(665,055)
Class E	(247,513)	(278,065)
Net realized capital gains
Class A	(60,863,233)	0
Class B	(27,322,102)	0
Class E	(7,528,510)	0

Total distributions	(99,613,402)	(4,406,203)

Increase (decrease) in net assets from capital share transactions	16,290,345	(228,549,486)

Total decrease in net assets	(24,271,479)	(34,562,710)

Net Assets
Beginning of period	1,191,005,366	1,225,568,076

End of period	$1,166,733,887	$1,191,005,366

Undistributed net investment income
End of period	$1,126,421	$3,879,318

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	337,936	$7,328,336	702,433	$12,718,668
Reinvestments	3,088,473	63,931,407	183,329	3,463,083
Redemptions	(2,887,040)	(63,714,805)	(10,142,957)	(192,212,696)

Net increase (decrease)	539,369	$7,544,938	(9,257,195)	$(176,030,945)

Class B
Sales	287,321	$6,145,642	555,919	$10,253,670
Reinvestments	1,370,627	27,905,972	35,736	665,055
Redemptions	(1,228,331)	(26,338,904)	(2,824,814)	(52,729,946)

Net increase (decrease)	429,617	$7,712,710	(2,233,159)	$(41,811,221)

Class E
Sales	27,160	$579,941	76,839	$1,449,272
Reinvestments	379,874	7,776,023	14,870	278,065
Redemptions	(339,290)	(7,323,267)	(664,776)	(12,434,657)

Net increase (decrease)	67,744	$1,032,697	(573,067)	$(10,707,320)

Increase (decrease) derived from capital shares transactions		$16,290,345		$(228,549,486)

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$21.38		$18.10		$18.07	$18.14	$13.21	$12.05

Income (Loss) from Investment Operations
Net investment income (a)	0.03		0.08	(b)	0.08	0.08	0.07	0.11
Net realized and unrealized gain (loss) on investments	1.07		3.29		0.03	(0.08)	4.98	1.10

Total from investment operations	1.10		3.37		0.11	0.00	5.05	1.21

Less Distributions
Distributions from net investment income	(0.09)		(0.09)		(0.08)	(0.07)	(0.12)	(0.05)
Distributions from net realized capital gains	(1.83)		0.00		0.00	0.00	0.00	0.00

Total distributions	(1.92)		(0.09)		(0.08)	(0.07)	(0.12)	(0.05)

Net Asset Value, End of Period	$20.56		$21.38		$18.10	$18.07	$18.14	$13.21

Total Return (%) (c)	5.07	(d)	18.68		0.58	0.01	38.52	10.03

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	(e)	0.85		0.84	0.83	0.83	0.86
Net ratio of expenses to average net assets (%) (f)	0.84	(e)	0.84		0.83	0.83	0.82	0.85
Ratio of net investment income to average net assets (%)	0.28	(e)	0.43	(b)	0.42	0.43	0.42	0.89
Portfolio turnover rate (%)	9	(d)	19		16	9	17	15
Net assets, end of period (in millions)	$746.5		$764.5		$814.6	$985.8	$1,154.0	$922.1

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$21.03		$17.80		$17.76	$17.85	$13.00	$11.86

Income (Loss) from Investment Operations
Net investment income (a)	0.00	(g)	0.04	(b)	0.03	0.03	0.03	0.08
Net realized and unrealized gain (loss) on investments	1.06		3.23		0.04	(0.08)	4.91	1.08

Total from investment operations	1.06		3.27		0.07	(0.05)	4.94	1.16

Less Distributions
Distributions from net investment income	(0.04)		(0.04)		(0.03)	(0.04)	(0.09)	(0.02)
Distributions from net realized capital gains	(1.83)		0.00		0.00	0.00	0.00	0.00

Total distributions	(1.87)		(0.04)		(0.03)	(0.04)	(0.09)	(0.02)

Net Asset Value, End of Period	$20.22		$21.03		$17.80	$17.76	$17.85	$13.00

Total Return (%) (c)	4.95	(d)	18.39		0.38	(0.30)	38.19	9.75

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	(e)	1.10		1.09	1.08	1.08	1.11
Net ratio of expenses to average net assets (%) (f)	1.09	(e)	1.09		1.08	1.08	1.07	1.10
Ratio of net investment income to average net assets (%)	0.03	(e)	0.19	(b)	0.17	0.18	0.22	0.63
Portfolio turnover rate (%)	9	(d)	19		16	9	17	15
Net assets, end of period (in millions)	$329.0		$333.1		$321.7	$366.8	$418.9	$117.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$21.14		$17.89		$17.86	$17.94	$13.06	$11.91

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.05	(b)	0.05	0.05	0.04	0.09
Net realized and unrealized gain (loss) on investments	1.07		3.26		0.03	(0.09)	4.94	1.09

Total from investment operations	1.08		3.31		0.08	(0.04)	4.98	1.18

Less Distributions
Distributions from net investment income	(0.06)		(0.06)		(0.05)	(0.04)	(0.10)	(0.03)
Distributions from net realized capital gains	(1.83)		0.00		0.00	0.00	0.00	0.00

Total distributions	(1.89)		(0.06)		(0.05)	(0.04)	(0.10)	(0.03)

Net Asset Value, End of Period	$20.33		$21.14		$17.89	$17.86	$17.94	$13.06

Total Return (%) (c)	5.02	(d)	18.54		0.43	(0.19)	38.37	9.90

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	(e)	1.00		0.99	0.98	0.98	1.01
Net ratio of expenses to average net assets (%) (f)	0.99	(e)	0.99		0.98	0.98	0.97	1.00
Ratio of net investment income to average net assets (%)	0.13	(e)	0.29	(b)	0.27	0.28	0.28	0.72
Portfolio turnover rate (%)	9	(d)	19		16	9	17	15
Net assets, end of period (in millions)	$91.2		$93.4		$89.3	$103.6	$122.0	$90.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	Net investment income (loss) was less than $0.01.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, Metlife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Neuberger Berman Genesis Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

BHFTII-12

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, adjustments to prior period accumulated balances and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

BHFTII-13

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had investments in repurchase agreements with a gross value of $11,966,373, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-14

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$99,544,550	$0	$184,163,449

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$4,775,374	0.850%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Neuberger Berman Management LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.025%	First $	500 million

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of

BHFTII-15

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$4,406,203	$4,567,514	$—	$—	$4,406,203	$4,567,514

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$4,001,931	$95,526,724	$399,486,963	$—	$499,015,618

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2016, the Portfolio utilized capital loss carryforwards of $42,434,976.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

9. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTII-16

Brighthouse Funds Trust II

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
52,220,260	1,512,309	3,401,800

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	53,275,142	3,859,228
Robert Boulware	53,273,909	3,860,461
Susan C. Gause	53,660,022	3,474,348
Nancy Hawthorne	53,283,561	3,850,809
Barbara A. Nugent	53,702,867	3,431,503
John Rosenthal	53,681,695	3,452,675
Linda B. Strumpf	53,333,291	3,801,078
Dawn M. Vroegop	53,236,939	3,897,431

BHFTII-17

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A, B and E shares of the T. Rowe Price Large Cap Growth Portfolio returned 19.60%, 19.41%, and 19.50%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 13.99%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks rose in the first half of 2017, led by large cap and growth stocks, amid continued hopes for tax cuts and increased infrastructure spending—although neither has come to fruition yet. Strong first-quarter corporate earnings were supportive of equity markets, which were largely unfazed by lackluster first-quarter economic growth, two interest rate increases from the U.S. Federal Reserve, President Trump’s domestic political controversies, and increased geopolitical tensions. Stocks in developed non-U.S. markets strongly outperformed U.S. shares in dollar terms, as returns to U.S. investors were boosted by stronger non-U.S. currencies. Emerging market equities outperformed developed markets, helped by stronger currencies and an improving growth backdrop. Within the large-cap growth space, Information Technology (“IT”) led returns, followed by Health Care, while Energy and Telecommunication Services both ended sharply down.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Russell 1000 Growth Index for the six-month period ended June 30, 2017. Overall, stock selection accounted for most of the relative outperformance, and sector allocation also helped.

IT was the leading contributor, due to stock selection and a beneficial overweight during the period when the sector led the benchmark. IT holdings Alibaba Group Holding (China), PayPal Holdings, and Tencent Holdings (China) all boosted returns during the period. Alibaba Group Holding reported a revenue outlook that significantly exceeded expectations, driven by the strength of its core Chinese e-commerce business as well as its increasingly successful cloud-computing ventures. PayPal benefited from higher-than-expected payment volume and active account levels, and the company’s shift toward a mobile-first strategy appears promising. Shares of Tencent, which operates the dominant social media platform in China, rose in response to higher-than-expected revenue growth in the company’s gaming and cloud-computing businesses. IT initially lagged in the early portion of the period, as investors cashed out their holdings in order to invest in more rapidly rising stocks. Over time, however, market participants came to realize that the anticipated policy changes that were driving the market rally would take time to implement and they began looking more toward company-specific fundamentals. We remain favorable in this sector because we believe many IT names are poised for strong performance regardless of political circumstances.

In Consumer Discretionary, the Portfolio’s stock holdings also outpaced their benchmark peers, most notably Amazon.com and Tesla. Amazon.com reported better-than-expected topline and bottom-line results, owing in part to the expansion of its fulfillment and logistics networks, as well as the success of its cloud-computing business. Shares of Tesla continued to trade high as the firm remains on track to begin production of the Model 3, its first mass-market car, in July. The Portfolio’s overweight allocation to Consumer Discretionary reflects strong secular trends in retail spending and evolving dynamics in consumer services. We are especially focused on companies with innovative business models in e-commerce and travel and leisure services.

An underweight in Consumer Staples added relative value, as did the Portfolio’s stock positioning within the sector. Philip Morris International was a key holding here, as its new smokeless cigarette, which promises to reduce the risk of smoking, generated strong sales in select markets. The Portfolio has consistently held a low level of exposure to this sector, which is facing low growth and valuations that we view as unrealistically high. While Consumer Staples names were attractive to investors seeking yield during the recent period of extremely low interest rates, the U.S. Federal Reserve’s decision to raise rates has reduced interest in the sector.

Stock selection in Industrials and Business Services also added relative value. Here, we focus on high-quality companies that can benefit from long-term secular, rather than cyclical, growth trends.

At period end, the Portfolio’s greatest overweight was in the Health Care sector. The Portfolio was also overweight in Financials, IT, Consumer Discretionary, Utilities, and Real Estate. The Portfolio’s most significant underweight allocation was to Consumer Staples. It was also underweight in Materials, Industrials and Business Services, Energy, and Telecommunication Services. Portfolio positioning decisions are driven primarily by bottom-up stock selection informed by rigorous internal research at the individual company level.

BHFTII-1

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

Joseph B. Fath

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year
T. Rowe Price Large Cap Growth Portfolio
Class A	19.60	29.20	16.53	9.00
Class B	19.41	28.90	16.25	8.73
Class E	19.50	29.04	16.35	8.84
Russell 1000 Growth Index	13.99	20.42	15.30	8.91

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
Amazon.com, Inc.	6.0
Apple, Inc.	5.2
Facebook, Inc. - Class A	3.6
Priceline Group, Inc. (The)	3.4
Microsoft Corp.	3.1
Alphabet, Inc. - Class A	3.1
PayPal Holdings, Inc.	2.8
Visa, Inc. - Class A	2.6
Alphabet, Inc. - Class C	2.6
Alibaba Group Holding, Ltd. (ADR)	2.5

Top Sectors

% of Net Assets
Information Technology	37.9
Consumer Discretionary	19.6
Health Care	16.5
Industrials	8.6
Financials	6.0
Consumer Staples	2.9
Real Estate	2.8
Utilities	0.9
Telecommunication Services	0.7

BHFTII-3

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.57%	$1,000.00	$1,196.00	$3.10
	Hypothetical*	0.57%	$1,000.00	$1,021.97	$2.86

Class B(a)	Actual	0.82%	$1,000.00	$1,194.10	$4.46
	Hypothetical*	0.82%	$1,000.00	$1,020.73	$4.11

Class E(a)	Actual	0.72%	$1,000.00	$1,195.00	$3.92
	Hypothetical*	0.72%	$1,000.00	$1,021.22	$3.61

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—94.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.5%
Boeing Co. (The)	188,700	$37,315,425

Airlines—1.2%
American Airlines Group, Inc. (a)	579,400	29,155,408

Auto Components—0.5%
Delphi Automotive plc	130,900	11,473,385

Automobiles—1.8%
Ferrari NV	221,963	19,093,257
Tesla, Inc. (a) (b)	68,651	24,824,888

		43,918,145

Banks—1.6%
First Republic Bank (a)	155,543	15,569,854
JPMorgan Chase & Co.	247,200	22,594,080

		38,163,934

Biotechnology—4.3%
Alexion Pharmaceuticals, Inc. (b)	269,211	32,754,902
Biogen, Inc. (b)	101,966	27,669,494
Celgene Corp. (b)	99,034	12,861,546
Vertex Pharmaceuticals, Inc. (b)	230,028	29,643,708

		102,929,650

Building Products—0.5%
Fortune Brands Home & Security, Inc.	171,558	11,192,444

Capital Markets—4.2%
Charles Schwab Corp. (The)	352,200	15,130,512
Intercontinental Exchange, Inc.	402,540	26,535,437
Morgan Stanley	683,500	30,456,760
State Street Corp.	154,800	13,890,204
TD Ameritrade Holding Corp.	383,423	16,483,354

		102,496,267

Electric Utilities—0.9%
NextEra Energy, Inc. (a)	156,100	21,874,293

Electrical Equipment—1.1%
Acuity Brands, Inc. (a)	133,124	27,061,447

Equity Real Estate Investment Trusts—2.8%
American Tower Corp.	272,400	36,043,968
Crown Castle International Corp.	188,178	18,851,672
Equinix, Inc.	27,864	11,958,114

		66,853,754

Food & Staples Retailing—0.7%
Walgreens Boots Alliance, Inc.	212,406	16,633,514

Food Products—0.4%
Mondelez International, Inc. - Class A	218,557	9,439,477

Health Care Equipment & Supplies—4.8%
Becton Dickinson & Co.	146,162	28,517,668
Danaher Corp.	220,200	18,582,678
Intuitive Surgical, Inc. (a) (b)	40,300	37,695,411
Stryker Corp.	228,600	31,725,108

		116,520,865

Health Care Providers & Services—6.0%
Aetna, Inc.	117,950	17,908,349
Anthem, Inc.	56,500	10,629,345
Centene Corp. (b)	101,497	8,107,580
Cigna Corp.	127,054	21,267,569
HCA Healthcare, Inc. (b)	265,000	23,108,000
Humana, Inc.	94,392	22,712,603
UnitedHealth Group, Inc.	225,900	41,886,378

		145,619,824

Hotels, Restaurants & Leisure—2.8%
Marriott International, Inc. - Class A	122,701	12,308,137
MGM Resorts International	141,520	4,428,161
Restaurant Brands International, Inc.	45,138	2,822,931
Starbucks Corp.	507,400	29,586,494
Yum! Brands, Inc.	255,700	18,860,432

		68,006,155

Industrial Conglomerates—2.1%
Honeywell International, Inc.	187,300	24,965,217
Roper Technologies, Inc.	111,251	25,757,944

		50,723,161

Internet & Direct Marketing Retail—9.8%
Amazon.com, Inc. (b)	149,117	144,345,256
Ctrip.com International, Ltd. (ADR) (a) (b)	159,900	8,612,214
Priceline Group, Inc. (The) (a) (b)	44,440	83,125,909

		236,083,379

Internet Software & Services—13.4%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	421,028	59,322,845
Alphabet, Inc. - Class A (b)	80,670	74,997,286
Alphabet, Inc. - Class C (b)	69,402	63,067,680
Dropbox, Inc. - Class A (b) (c) (d)	214,763	1,750,318
Facebook, Inc. - Class A (b)	582,610	87,962,458
MercadoLibre, Inc. (a)	30,500	7,651,840
Tencent Holdings, Ltd.	734,685	26,217,373
VeriSign, Inc. (a) (b)	41,065	3,817,402

		324,787,202

IT Services—8.6%
Fidelity National Information Services, Inc.	201,142	17,177,527
Fiserv, Inc. (b)	153,991	18,839,259
MasterCard, Inc. - Class A	330,600	40,151,370
PayPal Holdings, Inc. (b)	1,247,800	66,969,426
Visa, Inc. - Class A (a)	678,820	63,659,739

		206,797,321

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—1.5%
Fortive Corp.	137,950	$8,739,133
Illinois Tool Works, Inc.	128,000	18,336,000
Wabtec Corp. (a)	101,137	9,254,035

		36,329,168

Media—0.1%
Altice USA, Inc. - Class A (a) (b)	82,323	2,659,033

Multiline Retail—0.6%
Dollar General Corp.	186,000	13,408,740

Pharmaceuticals—1.4%
Merck & Co., Inc.	303,700	19,464,133
Zoetis, Inc.	225,800	14,085,404

		33,549,537

Professional Services—0.7%
Equifax, Inc.	124,352	17,088,452

Real Estate Management & Development—0.0%
WeWork Cos., Inc. - Class A (b) (c) (d)	7,199	372,980

Semiconductors & Semiconductor Equipment—1.5%
ASML Holding NV	38,900	5,069,059
NVIDIA Corp.	57,000	8,239,920
Xilinx, Inc. (a)	347,900	22,376,928

		35,685,907

Software—8.2%
Electronic Arts, Inc. (b)	197,400	20,869,128
Intuit, Inc.	188,300	25,008,123
Microsoft Corp.	1,091,100	75,209,523
Salesforce.com, Inc. (b)	389,360	33,718,576
ServiceNow, Inc. (a) (b)	177,407	18,805,142
Snap, Inc. - Class A (a) (b)	579,953	10,305,766
Snap, Inc. - Class A (b) (c) (d)	108,803	1,901,218
Snap, Inc. - Class B (b) (c) (d)	108,803	1,901,218
Workday, Inc. - Class A (a) (b)	112,400	10,902,800

		198,621,494

Specialty Retail—4.0%
AutoZone, Inc. (a) (b)	40,178	22,919,942
Home Depot, Inc. (The)	126,800	19,451,120
L Brands, Inc. (a)	260,600	14,043,734
Lowe’s Cos., Inc.	132,500	10,272,725
O’Reilly Automotive, Inc. (a) (b)	96,000	20,999,040
Ross Stores, Inc.	68,900	3,977,597
Tractor Supply Co.	111,291	6,033,085

		97,697,243

Technology Hardware, Storage & Peripherals—5.2%
Apple, Inc.	868,497	125,080,938

Tobacco—1.9%
Philip Morris International, Inc.	384,000	45,100,800

Wireless Telecommunication Services—0.7%
T-Mobile U.S., Inc. (a) (b)	296,300	17,961,706

Total Common Stocks (Cost $1,677,222,538)		2,290,601,048

Convertible Preferred Stocks—1.1%

Internet Software & Services—0.7%
Airbnb, Inc. - Series D (b) (c) (d)	97,047	10,451,962
Airbnb, Inc. - Series E (b) (c) (d)	9,760	1,051,152
Xiaoju Kuaizhi, Inc. - Series A-17 (b) (c) (d)	91,053	4,637,520

		16,140,634

Real Estate Management & Development—0.1%
WeWork Cos., Inc. - Series E (b) (c) (d)	64,744	3,354,387

Software—0.3%
Magic Leap, Inc. - Series C (b) (c) (d)	124,428	2,865,950
UBER Technologies, Inc. - Series G (b) (c) (d)	98,227	4,197,240

		7,063,190

Total Convertible Preferred Stocks (Cost $17,143,016)		26,558,211

Short-Term Investment—3.8%

Mutual Fund—3.8%
T. Rowe Price Government Reserve Fund (e)	92,158,343	92,158,343

Total Short-Term Investments (Cost $92,158,343)		92,158,343

Securities Lending Reinvestments (f)—12.6%

Certificates of Deposit—4.9%
ABN AMRO Bank NV
Zero Coupon, 09/05/17	4,979,088	4,989,500
Bank of Montreal
1.130%, 07/07/17	6,500,000	6,499,935
Bank of Montreal Chicago
1.276%, 09/06/17 (g)	4,500,000	4,500,828
Bank of Nova Scotia Houston
1.492%, 11/03/17 (g)	3,000,000	3,002,962
Bank of Tokyo-Mitsubishi, Ltd.
1.602%, 11/16/17 (g)	4,000,000	4,003,904
BNP Paribas New York
1.524%, 08/04/17 (g)	1,000,000	1,000,119
Canadian Imperial Bank
1.630%, 10/27/17 (g)	1,000,000	1,001,125
Credit Industriel et Commercial
1.125%, 07/03/17	1,000,000	1,000,022

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Credit Suisse AG New York
1.314%, 11/07/17 (g)	4,500,000	$4,500,364
DG Bank New York
1.140%, 07/03/17	2,500,000	2,499,975
DNB NOR Bank ASA
1.412%, 07/28/17 (g)	2,300,000	2,300,288
KBC Bank NV
Zero Coupon, 09/08/17	996,562	997,810
1.220%, 07/27/17	11,000,000	11,000,000
Landesbank Baden-Wuerttemberg
1.150%, 07/03/17	2,500,000	2,499,975
Mitsubishi UFJ Trust and Banking Corp.
1.401%, 09/01/17 (g)	8,000,000	8,004,845
Mizuho Bank, Ltd., New York 1.400%, 11/27/17 (g)	4,000,000	3,998,160
1.451%, 09/01/17 (g)	3,100,000	3,100,676
1.610%, 08/02/17 (g)	6,000,000	6,001,830
Norinchukin Bank New York
1.687%, 07/12/17 (g)	5,000,000	5,000,605
Royal Bank of Canada New York
1.532%, 03/20/18 (g)	5,000,000	5,003,600
Sumitomo Mitsui Banking Corp., New York
1.551%, 08/01/17 (g)	10,000,000	10,003,890
Sumitomo Mitsui Trust Bank, Ltd., New York
1.297%, 11/13/17 (g)	2,000,000	1,999,854
1.342%, 11/16/17 (g)	1,000,000	999,937
1.466%, 10/26/17 (g)	7,000,000	7,001,792
1.552%, 08/16/17 (g)	2,000,000	2,000,602
Toronto Dominion Bank New York
1.467%, 03/13/18 (g)	8,000,000	8,005,944
1.475%, 01/10/18 (g)	2,000,000	2,003,325
UBS, Stamford
1.722%, 07/31/17 (g)	3,003,066	3,001,713
Wells Fargo Bank San Francisco N.A.
1.547%, 10/26/17 (g)	3,000,000	3,002,682

		118,926,262

Commercial Paper—2.3%
Commonwealth Bank Australia
1.391%, 03/01/18	8,000,000	8,006,234
Erste Abwicklungsanstalt
1.379%, 07/18/17 (g)	12,200,000	12,200,707
ING Funding LLC
1.277%, 11/13/17 (g)	4,000,000	3,999,708
LMA S.A. & LMA Americas
1.150%, 07/07/17	9,997,764	9,998,722
1.170%, 07/20/17	1,994,410	1,998,726
Manhattan Asset Funding Co.
1.434%, 09/07/17 (g)	2,250,000	2,250,135
National Australia Bank, Ltd.
1.563%, 12/06/17 (g)	3,750,000	3,755,067
Ridgefield Funding Co. LLC
1.434%, 09/07/17 (g)	4,000,000	4,001,601
Sheffield Receivables Co.
1.190%, 07/28/17	4,984,464	4,995,300

Commercial Paper—(Continued)
Westpac Banking Corp.
1.506%, 10/20/17 (g)	3,700,000	3,703,689

		54,909,889

Repurchase Agreements—3.7%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $582,019 on 07/03/17, collateralized by $605,818 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $593,607.	581,967	581,967
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.710% to be repurchased at $1,517,813 on 10/02/17, collateralized by various Common Stock with a value of $1,650,000.	1,500,000	1,500,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/17 at 1.100% to be repurchased at $13,001,192 on 07/03/17, collateralized by $12,950,038 U.S. Treasury and Foreign Obligations with rates ranging from 1.375% - 4.500%, maturity dates ranging from 04/10/18 - 02/15/36, with a value of $13,260,001.	13,000,000	13,000,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $19,601,960 on 07/03/17, collateralized by $19,927,973 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $19,992,060.	19,600,000	19,600,000
Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $14,010,850 on 07/03/17, collateralized by $3,043 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $15,565,529.	14,000,000	14,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $3,014,535 on 09/29/17, collateralized by various Common Stock with a value of $3,300,001.	3,000,000	3,000,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/08/17 at 1.150% to be repurchased at $10,009,264 on 07/07/17, collateralized by $9,016,826 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 07/20/17 - 05/15/46, with a value of $10,206,659.	10,000,000	10,000,000

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $3,556,691 on 10/02/17, collateralized by various Common Stock with a value of $3,850,000.	3,500,000	$3,500,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $6,045,885 on 10/02/17, collateralized by various Common Stock with a value of $6,600,001.	6,000,000	6,000,000
Natixis New York Repurchase Agreement dated 06/30/17 at 1.340% to be repurchased at $12,001,340 on 07/03/17, collateralized by $23,928,742 U.S. Government Agency and Treasury Obligations with rates ranging from 0.125% - 8.125%, maturity dates ranging from 04/15/18 - 08/16/58, with a value of $12,241,425.	12,000,000	12,000,000
Pershing LLC Repurchase Agreement dated 06/30/17 at 1.180% to be repurchased at $6,200,610 on 07/03/17, collateralized by $9,310,932 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 11.027%, maturity dates ranging from 07/14/17 - 04/20/67, with a value of $6,324,000.	6,200,000	6,200,000

		89,381,967

Time Deposits—1.7%
ABN AMRO Bank NV
1.180%, 07/07/17	5,000,000	5,000,000
Australia New Zealand Bank
1.060%, 07/03/17	10,000,000	10,000,000
1.150%, 07/03/17	1,000,000	1,000,000
Credit Industriel et Commercial
1.100%, 07/03/17	10,000,000	10,000,000
Landesbank Baden-Wuerttemberg
1.200%, 07/03/17	1,500,000	1,500,000
Shinkin Central Bank
1.330%, 07/26/17	6,250,000	6,250,000

Time Deposits—(Continued)
Standard Chartered plc
1.200%, 07/03/17	6,800,000	6,800,000

		40,550,000

Total Securities Lending Reinvestments (Cost $303,712,706)		303,768,118

Total Investments—112.3% (Cost $2,090,236,603) (h)		2,713,085,720
Other assets and liabilities (net)—(12.3)%		(297,663,799)

Net Assets—100.0%		$2,415,421,921

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $297,807,118 and the collateral received consisted of cash in the amount of $303,687,320. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2017, the market value of restricted securities was $32,483,945, which is 1.3% of net assets. See details shown in the Restricted Securities table that follows.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2017, these securities represent 1.3% of net assets.
(e)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(g)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(h)	As of June 30, 2017, the aggregate cost of investments was $2,090,236,603. The aggregate unrealized appreciation and depreciation of investments were $637,971,325 and $(15,122,208), respectively, resulting in net unrealized appreciation of $622,849,117.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Restricted Securities	Acquisition Date	Shares	Cost	Value
Airbnb, Inc. - Series D	04/16/14	97,047	$3,951,078	$10,451,962
Airbnb, Inc. - Series E	07/14/15	9,760	908,601	1,051,152
Dropbox, Inc. - Class A	11/07/14	214,763	4,102,231	1,750,318
Magic Leap, Inc. - Series C	01/20/16	124,428	2,865,950	2,865,950
Snap, Inc. - Class A	01/19/17	108,803	1,671,214	1,901,218
Snap, Inc. - Class B	01/19/17	108,803	1,671,214	1,901,218
UBER Technologies, Inc. - Series G	12/03/15	98,227	4,790,747	4,197,240
WeWork Cos., Inc. - Class A	06/23/15	7,199	236,772	372,980
WeWork Cos., Inc. - Series E	06/23/15	64,744	2,129,402	3,354,387
Xiaoju Kuaizhi, Inc. - Series A-17	10/19/15	91,053	2,497,238	4,637,520

				$32,483,945

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$37,315,425	$—	$—	$37,315,425
Airlines	29,155,408	—	—	29,155,408
Auto Components	11,473,385	—	—	11,473,385
Automobiles	43,918,145	—	—	43,918,145
Banks	38,163,934	—	—	38,163,934
Biotechnology	102,929,650	—	—	102,929,650
Building Products	11,192,444	—	—	11,192,444
Capital Markets	102,496,267	—	—	102,496,267
Electric Utilities	21,874,293	—	—	21,874,293
Electrical Equipment	27,061,447	—	—	27,061,447
Equity Real Estate Investment Trusts	66,853,754	—	—	66,853,754
Food & Staples Retailing	16,633,514	—	—	16,633,514
Food Products	9,439,477	—	—	9,439,477
Health Care Equipment & Supplies	116,520,865	—	—	116,520,865
Health Care Providers & Services	145,619,824	—	—	145,619,824
Hotels, Restaurants & Leisure	68,006,155	—	—	68,006,155
Industrial Conglomerates	50,723,161	—	—	50,723,161
Internet & Direct Marketing Retail	236,083,379	—	—	236,083,379
Internet Software & Services	296,819,511	26,217,373	1,750,318	324,787,202

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
IT Services	$206,797,321	$—	$—	$206,797,321
Machinery	36,329,168	—	—	36,329,168
Media	2,659,033	—	—	2,659,033
Multiline Retail	13,408,740	—	—	13,408,740
Pharmaceuticals	33,549,537	—	—	33,549,537
Professional Services	17,088,452	—	—	17,088,452
Real Estate Management & Development	—	—	372,980	372,980
Semiconductors & Semiconductor Equipment	35,685,907	—	—	35,685,907
Software	194,819,058	3,802,436	—	198,621,494
Specialty Retail	97,697,243	—	—	97,697,243
Technology Hardware, Storage & Peripherals	125,080,938	—	—	125,080,938
Tobacco	45,100,800	—	—	45,100,800
Wireless Telecommunication Services	17,961,706	—	—	17,961,706
Total Common Stocks	2,258,457,941	30,019,809	2,123,298	2,290,601,048
Convertible Preferred Stocks
Internet Software & Services	—	—	16,140,634	16,140,634
Real Estate Management & Development	—	—	3,354,387	3,354,387
Software	—	—	7,063,190	7,063,190
Total Convertible Preferred Stocks	—	—	26,558,211	26,558,211
Total Short-Term Investment*	92,158,343	—	—	92,158,343
Total Securities Lending Reinvestments*	—	303,768,118	—	303,768,118
Total Investments	$2,350,616,284	$333,787,927	$28,681,509	$2,713,085,720

Collateral for Securities Loaned (Liability)	$—	$(303,687,320)	$—	$(303,687,320)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2016	Change in Unrealized Appreciation/ Depreciation	Transfers out of Level 3	Balance as of June 30, 2017	Change in Unrealized Appreciation/ Depreciation from Investments Still Held at June 30, 2017
Common Stock
Internet Software & Services	$2,061,725	$(311,407)	$—	$1,750,318	$(311,407)
Real Estate Management & Development	233,248	139,732	—	372,980	139,732
Convertible Preferred Stocks
Internet Software & Services	14,705,040	1,435,594	—	16,140,634	1,435,594
Real Estate Management & Development	2,097,705	1,256,682	—	3,354,387	1,256,682
Software	10,999,125	(593,507)	(3,342,428)	7,063,190	(593,507)

Total	$30,096,843	$1,927,094	$(3,342,428)	$28,681,509	$1,927,094

Transfers out of Level 3 were due to the initial public offering of the securities, which resulted in the trading of the securities on a recognized exchange and the availability of quoted prices in an active market.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy—(Continued)

	Fair Value at June 30, 2017	Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Common Stock
Internet Software & Services	$1,750,318	Market Transaction Method	Precedent Transaction	$8.15	$8.15	$8.15	Increase

Real Estate Management & Development	372,980	Market Transaction Method	Precedent Transaction	$51.81	$51.81	$51.81	Increase

Convertible Preferred Stocks
Internet Software & Services	11,503,114	Discounted Cash Flow	Weighted Average Cost of Capital	15.50%	17.50%	16.50%	Decrease
			Perpetual Growth Rate	3.00%	4.00%	3.50%	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	9.7x	9.7x	9.7x	Increase
			Discount for Lack of Marketability	20.00%	20.00%	20.00%	Decrease
	4,637,520	Market Transaction Method	Precedent Transaction	$38.23	$38.23	$38.23	Increase
Real Estate Management & Development	3,354,387	Market Transaction Method	Precedent Transaction	$51.81	$51.81	$51.81	Increase

Software	2,865,950	Market Transaction Method	Precedent Transaction	$23.03	$23.03	$23.03	Increase
	4,197,240	Market Transaction Method	Precedent Transaction	$48.77	$48.77	$48.77	Increase
		Discounted Projected Multiple	Forward Enterprise Value/EBITDA	28.2x	28.2x	28.2x	Increase
			Discount for Risk	30.00%	30.00%	30.00%	Decrease
		Market Aligned Multiple	Enterprise Value/Gross Profit	13.6x	13.6x	13.6x	Increase
			Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$2,620,927,377
Affiliated investments at value (c)	92,158,343
Receivable for:
Investments sold	9,955,088
Fund shares sold	438,980
Dividends	1,136,296
Dividends on affiliated investments	46,891

Total Assets	2,724,662,975
Liabilities
Collateral for securities loaned	303,687,320
Payables for:
Investments purchased	1,238,793
Fund shares redeemed	2,696,472
Accrued Expenses:
Management fees	1,056,853
Distribution and service fees	173,988
Deferred trustees’ fees	131,290
Other expenses	256,338

Total Liabilities	309,241,054

Net Assets	$2,415,421,921

Net Assets Consist of:
Paid in surplus	$1,523,070,006
Undistributed net investment income	3,199,473
Accumulated net realized gain	266,307,489
Unrealized appreciation on investments and foreign currency transactions	622,844,953

Net Assets	$2,415,421,921

Net Assets
Class A	$1,560,694,012
Class B	814,241,951
Class E	40,485,958
Capital Shares Outstanding*
Class A	68,934,324
Class B	36,596,154
Class E	1,803,284
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$22.64
Class B	22.25
Class E	22.45

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,998,078,260.
(b)	Includes securities loaned at value of $297,807,118.
(c)	Identified cost of affiliated investments was $92,158,343.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (a)	$10,635,942
Dividends from affiliated investments	104,352
Securities lending income	871,082

Total investment income	11,611,376
Expenses
Management fees	7,063,243
Administration fees	37,272
Custodian and accounting fees	65,063
Distribution and service fees—Class B	964,039
Distribution and service fees—Class E	28,924
Audit and tax services	22,939
Legal	18,678
Trustees’ fees and expenses	26,317
Shareholder reporting	69,094
Insurance	7,714
Miscellaneous	13,389

Total expenses	8,316,672
Less management fee waiver	(576,202)
Less broker commission recapture	(6,028)

Net expenses	7,734,442

Net Investment Income	3,876,934

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	271,372,580
Foreign currency transactions	(337)

Net realized gain	271,372,243

Net change in unrealized appreciation on:
Investments	143,341,269
Foreign currency transactions	2,650

Net change in unrealized appreciation	143,343,919

Net realized and unrealized gain	414,716,162

Net Increase in Net Assets From Operations	$418,593,096

(a)	Net of foreign withholding taxes of $43,036.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,876,934	$5,696,655
Net realized gain	271,372,243	140,270,298
Net change in unrealized appreciation (depreciation)	143,343,919	(107,839,673)

Increase in net assets from operations	418,593,096	38,127,280

From Distributions to Shareholders
Net investment income
Class A	(4,707,453)	(883,202)
Class B	(690,425)	0
Class E	(68,054)	0
Net realized capital gains
Class A	(92,776,055)	(183,909,807)
Class B	(48,985,683)	(89,221,445)
Class E	(2,414,230)	(4,487,412)

Total distributions	(149,641,900)	(278,501,866)

Increase (decrease) in net assets from capital share transactions	(74,427,857)	129,445,154

Total increase (decrease) in net assets	194,523,339	(110,929,432)

Net Assets
Beginning of period	2,220,898,582	2,331,828,014

End of period	$2,415,421,921	$2,220,898,582

Undistributed net investment income
End of period	$3,199,473	$4,788,471

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	674,452	$15,173,216	1,949,795	$40,317,524
Reinvestments	4,315,339	97,483,508	9,829,415	184,793,009
Redemptions	(9,021,430)	(203,141,053)	(6,686,028)	(135,065,085)

Net increase (decrease)	(4,031,639)	$(90,484,329)	5,093,182	$90,045,448

Class B
Sales	1,745,449	$38,686,230	4,906,830	$98,323,462
Reinvestments	2,236,655	49,676,108	4,822,781	89,221,445
Redemptions	(3,324,870)	(73,229,082)	(7,341,814)	(147,929,049)

Net increase	657,234	$15,133,256	2,387,797	$39,615,858

Class E
Sales	77,615	$1,720,091	127,839	$2,565,477
Reinvestments	110,767	2,482,284	240,483	4,487,412
Redemptions	(145,926)	(3,279,159)	(359,311)	(7,269,041)

Net increase (decrease)	42,456	$923,216	9,011	$(216,152)

Increase (decrease) derived from capital shares transactions		$(74,427,857)		$129,445,154

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$20.18		$22.70	$24.76	$24.51	$17.67	$14.87

Income (Loss) from Investment Operations
Net investment income (a)	0.05		0.07 (b)	0.04	0.04	0.03	0.07
Net realized and unrealized gain on investments	3.90		0.13	2.55	1.94	6.87	2.75

Total from investment operations	3.95		0.20	2.59	1.98	6.90	2.82

Less Distributions
Distributions from net investment income	(0.07)		(0.01)	(0.04)	(0.02)	(0.06)	(0.02)
Distributions from net realized capital gains	(1.42)		(2.71)	(4.61)	(1.71)	0.00	0.00

Total distributions	(1.49)		(2.72)	(4.65)	(1.73)	(0.06)	(0.02)

Net Asset Value, End of Period	$22.64		$20.18	$22.70	$24.76	$24.51	$17.67

Total Return (%) (c)	19.60	(d)	1.76	10.78	9.09	39.16	18.97

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	(e)	0.62	0.62	0.63	0.63	0.64
Net ratio of expenses to average net assets (%) (f)(g)	0.57	(e)	0.58	0.58	0.58	0.58	0.60
Ratio of net investment income to average net assets (%)	0.41	(e)	0.34 (b)	0.16	0.15	0.14	0.43
Portfolio turnover rate (%)	23	(d)	42	35	34	41	38
Net assets, end of period (in millions)	$1,560.7		$1,472.7	$1,540.8	$1,710.2	$2,007.8	$1,328.9

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$19.84		$22.40	$24.51	$24.32	$17.54	$14.78

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.02		0.02 (b)	(0.02)	(0.02)	(0.03)	0.02
Net realized and unrealized gain on investments	3.83		0.13	2.52	1.92	6.83	2.74

Total from investment operations	3.85		0.15	2.50	1.90	6.80	2.76

Less Distributions
Distributions from net investment income	(0.02)		0.00	0.00	0.00	(0.02)	0.00
Distributions from net realized capital gains	(1.42)		(2.71)	(4.61)	(1.71)	0.00	0.00

Total distributions	(1.44)		(2.71)	(4.61)	(1.71)	(0.02)	0.00

Net Asset Value, End of Period	$22.25		$19.84	$22.40	$24.51	$24.32	$17.54

Total Return (%) (c)	19.41	(d)	1.53	10.51	8.83	38.77	18.67

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(e)	0.87	0.87	0.88	0.88	0.89
Net ratio of expenses to average net assets (%) (f)(g)	0.82	(e)	0.83	0.83	0.83	0.83	0.85
Ratio of net investment income (loss) to average net assets (%)	0.17	(e)	0.09 (b)	(0.09)	(0.09)	(0.12)	0.12
Portfolio turnover rate (%)	23	(d)	42	35	34	41	38
Net assets, end of period (in millions)	$814.2		$712.9	$751.5	$642.4	$615.0	$215.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014		2013	2012
Net Asset Value, Beginning of Period	$20.01		$22.55		$24.62	$24.40		$17.60	$14.81

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.03		0.04	(b)	0.00 (h)	0.00	(h)	(0.01)	0.04
Net realized and unrealized gain on investments	3.87		0.13		2.54	1.93		6.84	2.75

Total from investment operations	3.90		0.17		2.54	1.93		6.83	2.79

Less Distributions
Distributions from net investment income	(0.04)		0.00		0.00	0.00		(0.03)	0.00
Distributions from net realized capital gains	(1.42)		(2.71)		(4.61)	(1.71)		0.00	0.00

Total distributions	(1.46)		(2.71)		(4.61)	(1.71)		(0.03)	0.00

Net Asset Value, End of Period	$22.45		$20.01		$22.55	$24.62		$24.40	$17.60

Total Return (%) (c)	19.50	(d)	1.61		10.63	8.93		38.87	18.84

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	(e)	0.77		0.77	0.78		0.78	0.79
Net ratio of expenses to average net assets (%) (f)(g)	0.72	(e)	0.73		0.73	0.73		0.73	0.75
Ratio of net investment income (loss) to average net assets (%)	0.27	(e)	0.19	(b)	0.01	0.00	(i)	(0.03)	0.22
Portfolio turnover rate (%)	23	(d)	42		35	34		41	38
Net assets, end of period (in millions)	$40.5		$35.2		$39.5	$38.1		$40.1	$16.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	The effect of the voluntary portion of the waiver on average net assets was 0.03% for the six months ended June 30, 2017 and 0.03% for each of the years ended December 31, 2016 through 2012 (see Note 5 of the Notes to Financial Statements).
(g)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(h)	Net investment income (loss) was less than $0.01.
(i)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, Metlife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

BHFTII-16

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, real estate investment trusts (“REITs”), adjustments to prior period accumulated balances and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

BHFTII-17

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $89,381,967. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

BHFTII-18

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$541,730,267	$0	$843,980,577

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc., the subadviser to the Portfolio, that amounted to $2,031,466 in purchases and $914,738 in sales of investments, which are included above, and resulted in realized gains of $37,315.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisersis the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$7,063,243	0.650%	Of the first $50 million
	0.600%	On amounts in excess of $50 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by Brighthouse Investment Adviserss to provide subadvisory services for the Portfolio.

BHFTII-19

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period June 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows provided the Portfolio’s assets exceed $1 billion:

% per annum	Average Daily Net Assets
0.080%	On the first $50 million
0.050%	On the next $50 million
0.060%	On the next $900 million
0.035%	On the next $500 million
0.050%	On amounts in excess of $1.5 billion

Prior to June 1, 2017 Brighthouse Investment Advisers had agreed to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows provided the Portfolio’s assets exceed $1 billion:

% per annum	Average Daily Net Assets
0.030%	On the first $50 million
0.010%	On amounts between $100 million and $1.5 billion
0.025%	On amounts in excess of $1.5 billion

Amounts waived for the six months ended June 30, 2017 amounted to $255,583 and are included in the total amounts shown as management fee waivers in the Statement of Operations.

Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Brighthouse Funds Trust I (“BHFTI), an affiliate of the Trust, in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Trust and BHFTI in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTI average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts voluntarily waived by Brighthouse Investment Advisers for the six months ended June 30, 2017 amounted to $320,619 and are included in the total amounts shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee.

BHFTII-20

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of Affiliated issuers during the six months ended June 30, 2017 is as follows:

Security Description	Number of shares held at December 31, 2016	Shares purchased	Shares sold	Number of shares held at June 30, 2017	Realized Gain on shares sold	Income earned from affiliates during the period	Ending Value as of June 30, 2017
T. Rowe Price Government Reserve Fund	16,421,964	325,935,596	(250,199,217)	92,158,343	$—	$104,352	$92,158,343

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$883,202	$33,229,220	$277,618,664	$378,119,169	$278,501,866	$411,348,389

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$4,911,084	$144,646,878	$473,965,370	$—	$623,523,332

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.
9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

BHFTII-21

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

10. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTII-22

Brighthouse Funds Trust II

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
101,660,619	3,239,341	6,473,015

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	103,668,431	7,704,545
Robert Boulware	103,574,542	7,798,434
Susan C. Gause	103,988,339	7,384,637
Nancy Hawthorne	103,844,446	7,528,530
Barbara A. Nugent	103,946,900	7,426,076
John Rosenthal	103,676,241	7,696,736
Linda B. Strumpf	103,770,966	7,602,010
Dawn M. Vroegop	103,769,199	7,603,777

BHFTII-23

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A, B, E and G shares of the T. Rowe Price Small Cap Growth Portfolio returned 11.04%, 10.91%, 11.00%, and 10.89%, respectively. The Portfolio’s benchmark, the MSCI U.S. Small Cap Growth Index1, returned 8.81%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks rose in the first half of 2017, led by large cap and growth stocks, amid continued hopes for tax cuts and increased infrastructure spending—although neither has come to fruition yet. Strong first-quarter corporate earnings were supportive of equities markets, which were largely unfazed by lackluster first-quarter economic growth, two interest rate increases from the U.S. Federal Reserve, President Trump’s domestic political controversies, and increased geopolitical tensions. Within the MSCI U.S. Small Cap Growth Index, Health Care was by far the strongest performer, while Telecommunication Services and Utilities also contributed. Energy ended in negative territory for the period.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio outperformed the MSCI U.S. Small Cap Growth Index for the six months ended June 30, 2017. Broadly speaking, stock selection accounted for the majority of outperformance.

Stock selection in Information Technology (“IT”) added relative value, most notably the Portfolio’s positions in Coherent and Pegasystems. Shares of Coherent, a leading manufacturer of specialty laser diodes and equipment, gained as robust flat panel display revenues and a higher mix of excimer laser annealing products drove margin expansion. Shares of Pegasystems, a company that provides software that allows businesses to build, deploy, and maintain enterprise applications, also had gains over the period, after the closing of several large deals and a significant shift in mix toward perpetual licensing which resulted in increased recurring revenue.

Consumer Discretionary was another area of relative strength, due to stock selection. Dominos Pizza shares gained in response to stronger-than-expected domestic same-store sales growth and record net store growth. Another holding that gained during the period was Vail Resorts, which operates some of the most visited ski resorts in North America. Shares traded up with reporting of stronger-than-expected total lift revenue, driven by growth in visitation, an effective ticket price, a dividend increase, and the acquisition of Stowe Mountain Resort in Vermont.

Stock selection and a relative underweight allocation in Energy boosted relative returns, as Energy was the worst-performing sector in the Index during the six month period. In Real Estate, stock selection drove relative performance, including Equity LifeStyle Properties, which owns and operates a portfolio of resort communities and lifestyle-oriented properties. Increases in manufactured housing rental rate and occupancy drove better-than-expected net operating income, lifting shares.

On the negative side, stock choices in Health Care detracted from relative results. U.S. Physical Therapy and Depomed were two holdings that hurt performance in this industry. Consumer Staples was another sector that detracted from relative performance, due to stock selections such as Casey’s General Stores and Boston Beer.

While our stock selection is primarily based on a quantitative model, we take into consideration the fundamental research conducted by T. Rowe Price’s equity analysts. In constructing the Portfolio, our sector weights are usually in line with those of the MSCI U.S. Small Cap Growth Index, but we will occasionally overweight or underweight certain sectors based on our analysis. At the end of the period, the Portfolio’s sector allocations were generally in line with the benchmark across many sectors. The Portfolio finished the period slightly overweight the benchmark in Health Care, IT, and Consumer Discretionary and underweight the benchmark in Materials, Telecommunication Services, and Energy.

Sudhir Nanda

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI U.S. SMALL CAP GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
T. Rowe Price Small Cap Growth Portfolio
Class A	11.04	22.10	16.18	10.57	—
Class B	10.91	21.88	15.89	10.30	—
Class E	11.00	22.00	16.01	10.41	—
Class G	10.89	21.83	—	—	9.84
MSCI U.S. Small Cap Growth Index	8.81	21.74	14.23	8.45	—

1 The MSCI U.S. Small Cap Growth Index represents the growth companies of the MSCI U.S. Small Cap 1750 Index. (The MSCI U.S. Small Cap 1750 Index represents the universe of small capitalization companies in the U.S. equity market).

2 Inception dates of the Class A, Class B, Class E and Class G shares are 3/3/97, 7/30/02, 5/1/01 and 11/12/14, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
Toro Co. (The)	1.0
Vail Resorts, Inc.	0.9
MarketAxess Holdings, Inc.	0.9
Berry Global Group, Inc.	0.9
Coherent, Inc.	0.9
Teledyne Technologies, Inc.	0.8
Burlington Stores, Inc.	0.8
John Bean Technologies Corp.	0.8
Take-Two Interactive Software, Inc.	0.8
Cognex Corp.	0.8

Top Sectors

% of Net Assets
Information Technology	23.5
Health Care	21.6
Industrials	17.1
Consumer Discretionary	15.5
Financials	6.1
Materials	4.7
Real Estate	4.5
Consumer Staples	3.3
Energy	2.9
Utilities	0.3

BHFTII-2

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.48%	$1,000.00	$1,110.40	$2.51
	Hypothetical*	0.48%	$1,000.00	$1,022.41	$2.41

Class B(a)	Actual	0.73%	$1,000.00	$1,109.10	$3.82
	Hypothetical*	0.73%	$1,000.00	$1,021.18	$3.66

Class E(a)	Actual	0.63%	$1,000.00	$1,110.00	$3.30
	Hypothetical*	0.63%	$1,000.00	$1,021.67	$3.16

Class G(a)	Actual	0.78%	$1,000.00	$1,108.90	$4.08
	Hypothetical*	0.78%	$1,000.00	$1,020.93	$3.91

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—99.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.8%
Aerojet Rocketdyne Holdings, Inc. (a)	142,706	$2,968,285
BWX Technologies, Inc.	131,835	6,426,956
Curtiss-Wright Corp.	67,459	6,191,387
Esterline Technologies Corp. (a)	26,308	2,493,999
HEICO Corp. - Class A	161,021	9,991,353
Hexcel Corp.	105,870	5,588,877
Moog, Inc. - Class A (a)	104,563	7,499,258
Teledyne Technologies, Inc. (a)	92,046	11,749,672

		52,909,787

Air Freight & Logistics—0.7%
XPO Logistics, Inc. (a)	160,521	10,374,472

Airlines—0.4%
Allegiant Travel Co.	5,854	793,802
Hawaiian Holdings, Inc. (a)	22,400	1,051,680
Spirit Airlines, Inc. (a) (b)	73,415	3,791,885

		5,637,367

Auto Components—1.1%
Cooper-Standard Holdings, Inc. (a)	40,697	4,105,107
Gentherm, Inc. (a)	19,794	768,007
LCI Industries	48,590	4,975,616
Tenneco, Inc.	90,570	5,237,663

		15,086,393

Banks—1.8%
Ameris Bancorp	59,293	2,857,923
CenterState Banks, Inc.	219,028	5,445,036
First Bancorp	47,949	1,498,886
Hilltop Holdings, Inc.	112,016	2,935,939
Signature Bank (a)	40,469	5,808,515
SVB Financial Group (a)	39,191	6,889,386

		25,435,685

Beverages—0.3%
Boston Beer Co., Inc. (The) - Class A (a) (b)	24,566	3,246,397
Coca-Cola Bottling Co. Consolidated	5,500	1,258,785

		4,505,182

Biotechnology—6.2%
ACADIA Pharmaceuticals, Inc. (a)	82,588	2,303,379
Acceleron Pharma, Inc. (a) (b)	32,667	992,750
Acorda Therapeutics, Inc. (a) (b)	18,023	355,053
Agios Pharmaceuticals, Inc. (a) (b)	29,105	1,497,452
Alkermes plc (a)	26,085	1,512,148
Alnylam Pharmaceuticals, Inc. (a) (b)	24,484	1,952,844
AMAG Pharmaceuticals, Inc. (a)	35,584	654,746
Bellicum Pharmaceuticals, Inc. (a) (b)	27,392	319,939
BioMarin Pharmaceutical, Inc. (a)	12,521	1,137,157
Bioverativ, Inc. (a)	143,764	8,650,280
Bluebird Bio, Inc. (a)	46,167	4,849,843
Blueprint Medicines Corp. (a)	38,469	1,949,224
Clovis Oncology, Inc. (a)	31,200	2,921,256
Exelixis, Inc. (a)	214,167	5,274,933

Biotechnology—(Continued)
Incyte Corp. (a)	31,403	3,953,952
Insmed, Inc. (a) (b)	127,284	2,184,194
Insys Therapeutics, Inc. (a) (b)	17,080	216,062
Ionis Pharmaceuticals, Inc. (a) (b)	44,386	2,257,916
Ironwood Pharmaceuticals, Inc. (a) (b)	153,980	2,907,142
Kite Pharma, Inc. (a)	46,928	4,865,026
Ligand Pharmaceuticals, Inc. (a) (b)	46,568	5,653,355
Neurocrine Biosciences, Inc. (a) (b)	118,734	5,461,764
Prothena Corp. plc (a) (b)	39,987	2,164,096
Radius Health, Inc. (a)	40,123	1,814,763
Repligen Corp. (a)	71,231	2,951,813
Sage Therapeutics, Inc. (a) (b)	34,438	2,742,642
Seattle Genetics, Inc. (a)	46,912	2,427,227
Spark Therapeutics, Inc. (a)	35,718	2,133,793
TESARO, Inc. (a) (b)	46,695	6,530,763
Ultragenyx Pharmaceutical, Inc. (a) (b)	38,497	2,391,049
United Therapeutics Corp. (a)	16,980	2,202,815

		87,229,376

Building Products—1.4%
AAON, Inc. (b)	88,708	3,268,890
Lennox International, Inc.	52,182	9,582,703
Patrick Industries, Inc. (a)	84,957	6,189,117

		19,040,710

Capital Markets—3.0%
CBOE Holdings, Inc.	112,316	10,265,682
E*Trade Financial Corp. (a)	112,965	4,296,059
FactSet Research Systems, Inc.	27,382	4,550,341
Financial Engines, Inc.	64,880	2,374,608
MarketAxess Holdings, Inc.	64,995	13,070,494
MSCI, Inc.	71,416	7,355,134

		41,912,318

Chemicals—3.1%
AdvanSix, Inc. (a)	75,608	2,361,994
Chase Corp.	34,305	3,660,344
GCP Applied Technologies, Inc. (a)	196,648	5,997,764
Ingevity Corp. (a)	59,168	3,396,243
Innospec, Inc.	56,578	3,708,688
Minerals Technologies, Inc.	67,531	4,943,269
NewMarket Corp. (b)	13,591	6,258,384
PolyOne Corp.	154,629	5,990,327
Scotts Miracle-Gro Co. (The)	26,900	2,406,474
Stepan Co.	34,000	2,962,760
WR Grace & Co.	19,617	1,412,620

		43,098,867

Commercial Services & Supplies—1.6%
Casella Waste Systems, Inc. - Class A (a)	101,100	1,659,051
Clean Harbors, Inc. (a) (b)	28,965	1,617,116
Healthcare Services Group, Inc. (b)	116,012	5,432,842
Rollins, Inc. (b)	191,500	7,795,965
U.S. Ecology, Inc. (b)	89,314	4,510,357
West Corp.	55,508	1,294,446

		22,309,777

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Communications Equipment—1.1%
ARRIS International plc (a)	199,007	$5,576,176
EchoStar Corp. - Class A (a)	44,762	2,717,053
NetScout Systems, Inc. (a)	63,169	2,173,014
Plantronics, Inc.	86,562	4,528,058

		14,994,301

Construction & Engineering—0.2%
Valmont Industries, Inc.	15,791	2,362,334

Consumer Finance—0.4%
PRA Group, Inc. (a) (b)	83,687	3,171,737
SLM Corp. (a)	231,400	2,661,100

		5,832,837

Containers & Packaging—1.3%
Berry Global Group, Inc. (a)	217,697	12,410,906
Graphic Packaging Holding Co.	404,919	5,579,784

		17,990,690

Distributors—0.7%
Pool Corp.	86,885	10,215,069

Diversified Consumer Services—1.7%
Capella Education Co.	56,758	4,858,485
Service Corp. International	292,332	9,778,505
ServiceMaster Global Holdings, Inc. (a)	155,704	6,102,040
Sotheby’s (a)	53,309	2,861,094

		23,600,124

Electrical Equipment—0.4%
AZZ, Inc.	77,129	4,303,798
Generac Holdings, Inc. (a)	51,702	1,867,993

		6,171,791

Electronic Equipment, Instruments & Components—2.2%
Anixter International, Inc. (a)	36,565	2,859,383
Cognex Corp.	127,995	10,866,775
Coherent, Inc. (a)	54,643	12,294,129
Novanta, Inc. (a)	47,400	1,706,400
OSI Systems, Inc. (a)	48,054	3,611,258

		31,337,945

Energy Equipment & Services—0.4%
Core Laboratories NV	4,921	498,350
Dril-Quip, Inc. (a) (b)	44,532	2,173,162
Oceaneering International, Inc.	75,373	1,721,519
Oil States International, Inc. (a)	70,947	1,926,211

		6,319,242

Equity Real Estate Investment Trusts—4.3%
CoreSite Realty Corp. (b)	93,370	9,666,596
CubeSmart	158,871	3,819,259
CyrusOne, Inc.	154,455	8,610,866
DCT Industrial Trust, Inc.	57,300	3,062,112

Equity Real Estate Investment Trusts—(Continued)
Empire State Realty Trust, Inc. - Class A (b)	281,338	5,843,390
Equity Lifestyle Properties, Inc.	111,044	9,587,539
First Industrial Realty Trust, Inc.	230,750	6,604,065
Forest City Realty Trust, Inc. - Class A	145,775	3,523,382
Pebblebrook Hotel Trust (b)	74,203	2,392,305
PS Business Parks, Inc.	37,311	4,939,603
Terreno Realty Corp.	72,417	2,437,556

		60,486,673

Food & Staples Retailing—0.7%
Casey’s General Stores, Inc. (b)	94,972	10,172,451

Food Products—1.8%
Cal-Maine Foods, Inc. (a) (b)	49,455	1,958,418
J&J Snack Foods Corp.	63,332	8,364,257
John B Sanfilippo & Son, Inc. (b)	42,495	2,681,860
Post Holdings, Inc. (a)	90,525	7,029,266
TreeHouse Foods, Inc. (a)	58,244	4,757,952

		24,791,753

Health Care Equipment & Supplies—5.9%
Abaxis, Inc. (b)	28,031	1,486,204
Align Technology, Inc. (a)	69,888	10,491,586
Cantel Medical Corp. (b)	76,996	5,998,758
Cooper Cos., Inc. (The)	22,502	5,387,429
DexCom, Inc. (a) (b)	62,691	4,585,847
Glaukos Corp. (a)	38,891	1,612,810
Halyard Health, Inc. (a) (b)	61,188	2,403,465
ICU Medical, Inc. (a) (b)	47,874	8,258,265
IDEXX Laboratories, Inc. (a)	38,791	6,261,643
Inogen, Inc. (a)	71,234	6,797,148
Masimo Corp. (a)	91,785	8,368,956
Natus Medical, Inc. (a)	91,572	3,415,636
NuVasive, Inc. (a)	79,085	6,083,218
Penumbra, Inc. (a)	31,569	2,770,180
West Pharmaceutical Services, Inc.	92,374	8,731,190

		82,652,335

Health Care Providers & Services—2.9%
BioTelemetry, Inc. (a)	39,300	1,314,585
Centene Corp. (a)	96,402	7,700,592
Chemed Corp. (b)	34,000	6,954,020
Corvel Corp. (a)	51,649	2,450,745
HealthSouth Corp.	77,009	3,727,236
MEDNAX, Inc. (a)	22,702	1,370,520
Molina Healthcare, Inc. (a)	42,500	2,940,150
U.S. Physical Therapy, Inc.	72,658	4,388,543
WellCare Health Plans, Inc. (a)	54,099	9,714,016

		40,560,407

Health Care Technology—0.8%
Omnicell, Inc. (a) (b)	117,422	5,060,888
Veeva Systems, Inc. - Class A (a) (b)	107,062	6,563,971

		11,624,859

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—5.1%
Brinker International, Inc. (b)	107,290	$4,087,749
Buffalo Wild Wings, Inc. (a) (b)	22,175	2,809,572
Cheesecake Factory, Inc. (The) (b)	54,949	2,763,935
Choice Hotels International, Inc.	44,068	2,831,369
Churchill Downs, Inc.	39,819	7,298,823
Denny’s Corp. (a)	408,919	4,812,977
Domino’s Pizza, Inc.	46,962	9,933,872
Hilton Grand Vacations, Inc. (a)	119,583	4,312,163
Jack in the Box, Inc.	64,277	6,331,284
Marriott Vacations Worldwide Corp. (b)	38,812	4,570,113
Pinnacle Entertainment, Inc. (a)	210,157	4,152,702
Six Flags Entertainment Corp. (b)	87,859	5,237,275
Vail Resorts, Inc.	64,781	13,139,530

		72,281,364

Household Durables—0.5%
Helen of Troy, Ltd. (a)	82,476	7,760,992

Household Products—0.4%
Spectrum Brands Holdings, Inc. (b)	40,795	5,101,007

Independent Power and Renewable Electricity Producers—0.3%
Ormat Technologies, Inc.	78,290	4,594,057

Insurance—0.3%
Heritage Insurance Holdings, Inc.	47,817	622,577
Primerica, Inc. (b)	54,309	4,113,907

		4,736,484

Internet & Direct Marketing Retail—1.2%
HSN, Inc.	37,273	1,189,009
Liberty Expedia Holdings, Inc. - Class A (a)	96,575	5,216,981
Liberty TripAdvisor Holdings, Inc. - Class A (a)	115,164	1,335,902
Liberty Ventures - Series A (a)	118,414	6,191,868
Shutterfly, Inc. (a)	53,361	2,534,648

		16,468,408

Internet Software & Services—2.5%
CommerceHub, Inc. - Series A (a)	18,520	322,619
CommerceHub, Inc. - Series C (a)	37,048	646,117
CoStar Group, Inc. (a)	17,307	4,562,125
Envestnet, Inc. (a)	70,135	2,777,346
j2 Global, Inc. (b)	57,891	4,925,945
LogMeIn, Inc.	44,682	4,669,269
MercadoLibre, Inc.	16,391	4,112,174
Stamps.com, Inc. (a) (b)	43,376	6,717,858
WebMD Health Corp. (a) (b)	103,363	6,062,240

		34,795,693

IT Services—5.5%
Blackhawk Network Holdings, Inc. (a) (b)	73,652	3,211,227
Booz Allen Hamilton Holding Corp.	187,145	6,089,698
Broadridge Financial Solutions, Inc.	100,663	7,606,096
Cardtronics plc - Class A (a)	127,572	4,192,016
CoreLogic, Inc. (a)	160,230	6,950,777

IT Services—(Continued)
CSRA, Inc.	171,429	5,442,871
DST Systems, Inc.	117,912	7,275,171
Euronet Worldwide, Inc. (a)	86,298	7,539,856
Gartner, Inc. (a)	50,261	6,207,736
Jack Henry & Associates, Inc.	41,462	4,306,658
MAXIMUS, Inc.	157,734	9,878,881
Travelport Worldwide, Ltd.	180,589	2,484,905
WEX, Inc. (a)	64,674	6,743,558

		77,929,450

Leisure Products—0.5%
Brunswick Corp.	111,846	7,016,100

Life Sciences Tools & Services—3.2%
Bio-Rad Laboratories, Inc. - Class A (a)	24,589	5,564,737
Bruker Corp.	103,800	2,993,592
Cambrex Corp. (a)	104,663	6,253,614
Charles River Laboratories International, Inc. (a)	70,297	7,110,542
INC Research Holdings, Inc. - Class A (a)	102,486	5,995,431
PAREXEL International Corp. (a)	71,289	6,195,727
PRA Health Sciences, Inc. (a)	68,637	5,148,461
VWR Corp. (a)	155,617	5,136,917

		44,399,021

Machinery—5.4%
Chart Industries, Inc. (a) (b)	35,962	1,248,960
Douglas Dynamics, Inc.	23,000	756,700
Graco, Inc. (b)	63,559	6,945,728
IDEX Corp.	30,073	3,398,550
John Bean Technologies Corp.	118,661	11,628,778
Lincoln Electric Holdings, Inc.	27,472	2,529,896
Lydall, Inc. (a)	113,208	5,852,854
Middleby Corp. (The) (a)	57,598	6,998,733
Nordson Corp.	63,494	7,703,092
Standex International Corp.	27,502	2,494,431
Toro Co. (The)	199,985	13,856,961
Wabtec Corp. (b)	42,454	3,884,541
Welbilt, Inc. (a) (b)	148,367	2,796,718
Woodward, Inc.	87,357	5,903,586

		75,999,528

Marine—0.3%
Kirby Corp. (a)	21,997	1,470,500
Matson, Inc. (b)	82,760	2,486,110

		3,956,610

Media—1.7%
Cable One, Inc.	12,800	9,099,520
Gray Television, Inc. (a)	158,954	2,177,670
Lions Gate Entertainment Corp. - Class B (a) (b)	165,233	4,342,323
Live Nation Entertainment, Inc. (a)	219,236	7,640,375

		23,259,888

Metals & Mining—0.2%
Worthington Industries, Inc.	65,616	3,295,236

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Multiline Retail—0.3%
Big Lots, Inc. (b)	89,258	$4,311,161

Oil, Gas & Consumable Fuels—2.5%
Carrizo Oil & Gas, Inc. (a) (b)	55,028	958,588
Diamondback Energy, Inc. (a) (b)	63,280	5,619,897
Matador Resources Co. (a)	227,934	4,870,949
Parsley Energy, Inc. - Class A (a)	168,028	4,662,777
PDC Energy, Inc. (a)	47,978	2,068,332
Rice Energy, Inc. (a)	106,322	2,831,355
RSP Permian, Inc. (a)	160,246	5,171,138
World Fuel Services Corp.	119,618	4,599,312
WPX Energy, Inc. (a)	385,058	3,719,660

		34,502,008

Paper & Forest Products—0.1%
KapStone Paper and Packaging Corp.	99,835	2,059,596

Personal Products—0.2%
Nu Skin Enterprises, Inc. - Class A (b)	40,202	2,526,294

Pharmaceuticals—2.6%
Aerie Pharmaceuticals, Inc. (a)	35,812	1,881,921
Catalent, Inc. (a)	39,001	1,368,935
Depomed, Inc. (a) (b)	165,174	1,773,969
Dermira, Inc. (a)	40,515	1,180,607
Innoviva, Inc. (a) (b)	57,530	736,384
Jazz Pharmaceuticals plc (a) (b)	13,291	2,066,751
Medicines Co. (The) (a) (b)	47,044	1,788,142
Nektar Therapeutics (a)	174,744	3,416,245
Pacira Pharmaceuticals, Inc. (a)	36,707	1,750,924
Phibro Animal Health Corp. - Class A	73,241	2,713,579
Prestige Brands Holdings, Inc. (a)	157,878	8,337,537
Supernus Pharmaceuticals, Inc. (a)	118,134	5,091,575
TherapeuticsMD, Inc. (a)	288,310	1,519,394
Theravance Biopharma, Inc. (a) (b)	66,914	2,665,854
WAVE Life Sciences, Ltd. (a)	21,287	395,938

		36,687,755

Professional Services—1.2%
Dun & Bradstreet Corp. (The)	40,763	4,408,518
Exponent, Inc. (b)	93,782	5,467,491
Huron Consulting Group, Inc. (a)	40,814	1,763,165
TransUnion (a)	136,181	5,897,999

		17,537,173

Real Estate Management & Development—0.2%
Kennedy-Wilson Holdings, Inc. (b)	152,553	2,906,135

Road & Rail—0.8%
Landstar System, Inc.	52,265	4,473,884
Old Dominion Freight Line, Inc.	70,646	6,728,325

		11,202,209

Semiconductors & Semiconductor Equipment—3.6%
Advanced Energy Industries, Inc. (a)	67,944	4,395,297

Semiconductors & Semiconductor Equipment—(Continued)
Cabot Microelectronics Corp.	31,583	2,331,773
Cavium, Inc. (a)	82,216	5,108,080
Cirrus Logic, Inc. (a)	132,874	8,333,857
Integrated Device Technology, Inc. (a)	235,772	6,080,560
MaxLinear, Inc. - Class A (a) (b)	244,489	6,818,798
Microsemi Corp. (a)	183,894	8,606,239
Nanometrics, Inc. (a)	34,600	875,034
Synaptics, Inc. (a)	73,988	3,825,920
Versum Materials, Inc.	146,109	4,748,543

		51,124,101

Software—8.1%
ACI Worldwide, Inc. (a)	167,369	3,744,045
Aspen Technology, Inc. (a) (b)	116,968	6,463,652
Blackbaud, Inc. (b)	114,524	9,820,433
CommVault Systems, Inc. (a)	73,971	4,175,663
Computer Modelling Group, Ltd.	83,725	657,249
Descartes Systems Group, Inc. (The) (a)	155,258	3,780,532
Ellie Mae, Inc. (a)	47,481	5,218,637
Fair Isaac Corp.	72,568	10,116,705
Fortinet, Inc. (a)	93,233	3,490,644
Manhattan Associates, Inc. (a)	141,423	6,796,789
Monotype Imaging Holdings, Inc.	26,300	481,290
Pegasystems, Inc.	138,595	8,087,018
Proofpoint, Inc. (a) (b)	71,801	6,234,481
PTC, Inc. (a) (b)	146,768	8,089,852
SS&C Technologies Holdings, Inc.	213,480	8,199,767
Take-Two Interactive Software, Inc. (a)	149,616	10,978,822
Tyler Technologies, Inc. (a) (b)	57,251	10,057,283
Ultimate Software Group, Inc. (The) (a) (b)	33,624	7,063,057

		113,455,919

Specialty Retail—1.8%
Aaron’s, Inc.	24,261	943,753
Burlington Stores, Inc. (a)	126,466	11,633,608
Children’s Place, Inc. (The) (b)	19,992	2,041,183
Monro Muffler Brake, Inc.	23,899	997,783
Murphy USA, Inc. (a) (b)	111,920	8,294,391
Sally Beauty Holdings, Inc. (a) (b)	66,345	1,343,486

		25,254,204

Technology Hardware, Storage & Peripherals—0.5%
Cray, Inc. (a) (b)	53,534	985,026
NCR Corp. (a)	154,250	6,299,570

		7,284,596

Textiles, Apparel & Luxury Goods—0.9%
Carter’s, Inc.	69,872	6,215,115
Steven Madden, Ltd. (a)	150,395	6,008,280

		12,223,395

Thrifts & Mortgage Finance—0.5%
MGIC Investment Corp. (a)	328,083	3,674,529
Radian Group, Inc.	214,582	3,508,416

		7,182,945

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—0.9%
Beacon Roofing Supply, Inc. (a)	64,350	$3,153,150
Univar, Inc. (a)	167,908	4,902,914
Watsco, Inc.	31,171	4,806,568

		12,862,632

Total Common Stocks (Cost $1,028,487,228)		1,399,366,706

Rights—0.0%

Biotechnology—0.0%
Dyax Corp., Expires 12/31/19 (a) (c) (d) (Cost $146,631)	132,100	323,645

Short-Term Investment—0.3%

Mutual Fund—0.3%
T. Rowe Price Government Reserve Fund (e)	4,022,217	4,022,217

Total Short-Term Investments (Cost $4,022,217)		4,022,217

Securities Lending Reinvestments (f)—8.2%

Certificates of Deposit—4.7%
ABN AMRO Bank NV Zero Coupon, 09/05/17	995,818	997,900
Bank of America N.A. 1.507%, 07/11/17 (g)	8,000,000	8,001,409
Canadian Imperial Bank 1.630%, 10/27/17 (g)	2,000,000	2,002,250
Cooperative Rabobank UA New York 1.555%, 10/13/17 (g)	2,000,000	2,002,306
1.558%, 10/13/17 (g)	2,000,000	2,002,713
Credit Industriel et Commercial 1.125%, 07/03/17	1,000,000	1,000,022
Credit Suisse AG New York 1.432%, 10/16/17 (g)	2,000,000	2,000,428
DG Bank New York 1.140%, 07/03/17	2,000,000	1,999,980
DNB NOR Bank ASA 1.412%, 07/28/17 (g)	3,000,000	3,000,375
KBC Bank NV 1.200%, 07/18/17	1,000,000	1,000,000
1.250%, 08/08/17	1,000,000	1,000,030
Landesbank Baden-Wuerttemberg 1.150%, 07/03/17	2,000,000	1,999,980
Mitsubishi UFJ Trust and Banking Corp. 1.266%, 12/05/17 (g)	1,500,000	1,500,035
Mizuho Bank, Ltd., New York 1.469%, 10/18/17 (g)	2,000,000	1,999,864
1.610%, 08/02/17 (g)	2,500,000	2,500,763
National Australia Bank London 1.480%, 11/09/17 (g)	3,000,000	3,002,430

Certificates of Deposit—(Continued)
Natixis New York 1.506%, 08/03/17 (g)	4,500,000	4,501,359
Norinchukin Bank New York 1.377%, 10/13/17 (g)	1,000,000	1,000,688
1.687%, 07/12/17 (g)	7,500,000	7,500,907
Royal Bank of Canada New York 1.555%, 10/13/17 (g)	3,000,000	3,003,033
Sumitomo Mitsui Banking Corp., New York 1.551%, 08/01/17 (g)	600,000	600,233
Sumitomo Mitsui Trust Bank, Ltd., New York 1.170%, 07/03/17	1,500,000	1,499,996
1.466%, 10/26/17 (g)	2,500,000	2,500,640
Toronto Dominion Bank New York 1.475%, 01/10/18 (g)	5,000,000	5,008,312
UBS, Stamford 1.722%, 07/31/17 (g)	2,102,146	2,101,199
Wells Fargo Bank San Francisco N.A. 1.547%, 10/26/17 (g)	2,800,000	2,802,503

		66,529,355

Commercial Paper—1.0%
Atlantic Asset Securitization LLC 1.170%, 07/12/17	2,991,128	2,998,914
Commonwealth Bank Australia 1.522%, 10/23/17 (g)	3,000,000	3,003,163
ING Funding LLC 1.234%, 12/07/17 (g)	500,000	500,173
LMA S.A. & LMA Americas 1.150%, 07/07/17	499,888	499,936
1.180%, 07/11/17	997,050	999,668
Sheffield Receivables Co. 1.190%, 07/28/17	996,893	999,060
Westpac Banking Corp. 1.506%, 10/20/17 (g)	4,300,000	4,304,287

		13,305,201

Repurchase Agreements—2.0%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $240,292 on 07/03/17, collateralized by $250,117 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $245,076.	240,270	240,270
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.710% to be repurchased at $1,011,875 on 10/02/17, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	1,000,000

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/17 at 1.100% to be repurchased at $3,700,339 on 07/03/17, collateralized by $3,685,780 U.S. Treasury and Foreign Obligations with rates ranging from 1.375% - 4.500%, maturity dates ranging from 04/10/18 - 02/15/36, with a value of $3,774,000.	3,700,000	$3,700,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $4,500,450 on 07/03/17, collateralized by $4,575,300 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $4,590,014.	4,500,000	4,500,000
Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $1,000,775 on 07/03/17, collateralized by $217 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $1,111,824.	1,000,000	1,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $1,507,268 on 09/29/17, collateralized by various Common Stock with a value of $1,650,000.	1,500,000	1,500,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $2,519,119 on 10/02/17, collateralized by various Common Stock with a value of $2,750,000.	2,500,000	2,500,000
Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $4,674,509 on 10/02/17, collateralized by various Common Stock with a value of $5,060,000.	4,600,000	4,600,000
Natixis New York Repurchase Agreement dated 06/30/17 at 1.340% to be repurchased at $1,500,168 on 07/03/17, collateralized by $2,991,093 U.S. Government Agency and Treasury Obligations with rates ranging from 0.125% - 8.125%, maturity dates ranging from 04/15/18 - 08/16/58, with a value of $1,530,178.	1,500,000	1,500,000
Pershing LLC Repurchase Agreement dated 06/30/17 at 1.180% to be repurchased at $2,500,246 on 07/03/17, collateralized by $3,754,408 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 11.027%, maturity dates ranging from 07/14/17 - 04/20/67, with a value of $2,550,000.	2,500,000	2,500,000

Repurchase Agreements—(Continued)
Royal Bank of Scotland Securities, Inc. Repurchase Agreement dated 06/30/17 at 1.060% to be repurchased at $5,001,031 on 07/07/17, collateralized by $5,105,522 U.S. Treasury Obligations with rates ranging from 1.118% - 2.000%, maturity dates ranging from 07/31/17 - 02/15/25, with a value of $5,100,141.	5,000,000	$5,000,000

		28,040,270

Time Deposits—0.5%
ABN AMRO Bank NV 1.180%, 07/07/17	1,000,000	1,000,000
Australia New Zealand Bank 1.150%, 07/03/17	200,000	200,000
Landesbank Baden-Wuerttemberg 1.200%, 07/03/17	600,000	600,000
Shinkin Central Bank 1.330%, 07/26/17	3,000,000	3,000,000
Standard Chartered plc 1.200%, 07/03/17	1,700,000	1,700,000

		6,500,000

Total Securities Lending Reinvestments (Cost $114,336,645)		114,374,826

Total Investments—108.0% (Cost $1,146,992,721) (h)		1,518,087,394
Other assets and liabilities (net)—(8.0)%		(111,889,499)

Net Assets—100.0%		$1,406,197,895

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $112,051,127 and the collateral received consisted of cash in the amount of $114,323,193. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2017, these securities represent less than 0.05% of net assets.
(d)	Illiquid security. As of June 30, 2017, these securities represent 0.0% of net assets.
(e)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(g)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(h)	As of June 30, 2017, the aggregate cost of investments was $1,146,992,721. The aggregate unrealized appreciation and depreciation of investments were $411,911,567 and $(40,816,894), respectively, resulting in net unrealized appreciation of $371,094,673.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,399,366,706	$—	$—	$1,399,366,706
Total Rights*	—	—	323,645	323,645
Total Short-Term Investment*	4,022,217	—	—	4,022,217
Total Securities Lending Reinvestments*	—	114,374,826	—	114,374,826
Total Investments	$1,403,388,923	$114,374,826	$323,645	$1,518,087,394

Collateral for Securities Loaned (Liability)	$—	$(114,323,193)	$—	$(114,323,193)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2017 is not presented.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$1,514,065,177
Affiliated investments at value (c)	4,022,217
Cash denominated in foreign currencies (d)	5,488
Receivable for:
Investments sold	5,048,691
Fund shares sold	351,727
Dividends	808,593
Dividends on affiliated investments	3,440

Total Assets	1,524,305,333
Liabilities
Collateral for securities loaned	114,323,193
Payables for:
Investments purchased	2,134,911
Fund shares redeemed	753,596
Accrued Expenses:
Management fees	516,930
Distribution and service fees	87,399
Deferred trustees’ fees	102,469
Other expenses	188,940

Total Liabilities	118,107,438

Net Assets	$1,406,197,895

Net Assets Consist of:
Paid in surplus	$986,990,436
Undistributed net investment income	1,080,980
Accumulated net realized gain	47,031,696
Unrealized appreciation on investments and foreign currency transactions	371,094,783

Net Assets	$1,406,197,895

Net Assets
Class A	$974,951,034
Class B	410,810,063
Class E	17,086,692
Class G	3,350,106
Capital Shares Outstanding*
Class A	43,689,837
Class B	19,657,628
Class E	800,049
Class G	165,716
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$22.32
Class B	20.90
Class E	21.36
Class G	20.22

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,142,970,504.
(b)	Includes securities loaned at value of $112,051,127.
(c)	Identified cost of affiliated investments was $4,022,217.
(d)	Identified cost of cash denominated in foreign currencies was $5,378.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (a)	$4,158,515
Dividends from affiliated investments	13,192
Securities lending income	823,659

Total investment income	4,995,366
Expenses
Management fees	3,131,971
Administration fees	21,249
Custodian and accounting fees	39,470
Distribution and service fees—Class B	496,636
Distribution and service fees—Class E	12,430
Distribution and service fees—Class G	4,548
Audit and tax services	20,657
Legal	18,678
Trustees’ fees and expenses	26,317
Shareholder reporting	59,178
Insurance	4,288
Miscellaneous	9,759

Total expenses	3,845,181
Less management fee waiver	(148,651)
Less broker commission recapture	(2,036)

Net expenses	3,694,494

Net Investment Income	1,300,872

Net Realized and Unrealized Gain
Net realized gain on:
Investments	49,573,114
Foreign currency transactions	226

Net realized gain	49,573,340

Net change in unrealized appreciation on:
Investments	88,038,454
Foreign currency transactions	283

Net change in unrealized appreciation	88,038,737

Net realized and unrealized gain	137,612,077

Net Increase in Net Assets From Operations	$138,912,949

(a)	Net of foreign withholding taxes of $4,865.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,300,872	$3,498,560
Net realized gain	49,573,340	82,250,998
Net change in unrealized appreciation	88,038,737	53,514,628

Increase in net assets from operations	138,912,949	139,264,186

From Distributions to Shareholders
Net investment income
Class A	(3,089,972)	(2,262,161)
Class B	(294,924)	(122,343)
Class E	(30,190)	(22,202)
Class G	(613)	0
Net realized capital gains
Class A	(57,061,492)	(107,740,208)
Class B	(25,529,362)	(49,111,904)
Class E	(1,045,321)	(2,012,509)
Class G	(212,153)	(310,878)

Total distributions	(87,264,027)	(161,582,205)

Increase in net assets from capital share transactions	70,348,335	51,363,420

Total increase in net assets	121,997,257	29,045,401

Net Assets
Beginning of period	1,284,200,638	1,255,155,237

End of period	$1,406,197,895	$1,284,200,638

Undistributed net investment income
End of period	$1,080,980	$3,195,807

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	2,779,115	$64,639,060	1,981,592	$42,181,500
Reinvestments	2,702,222	60,151,464	5,702,560	110,002,369
Redemptions	(2,921,427)	(66,155,403)	(5,785,041)	(121,880,009)

Net increase	2,559,910	$58,635,121	1,899,111	$30,303,860

Class B
Sales	758,396	$16,126,210	1,507,636	$29,367,915
Reinvestments	1,238,575	25,824,286	2,714,127	49,234,247
Redemptions	(1,470,539)	(31,225,466)	(3,007,893)	(58,496,856)

Net increase	526,432	$10,725,030	1,213,870	$20,105,306

Class E
Sales	55,050	$1,186,945	68,010	$1,354,404
Reinvestments	50,494	1,075,511	109,925	2,034,711
Redemptions	(76,867)	(1,675,164)	(202,798)	(4,018,315)

Net increase (decrease)	28,677	$587,292	(24,863)	$(629,200)

Class G
Sales	19,483	$403,920	75,500	$1,413,250
Reinvestments	10,549	212,766	17,683	310,878
Redemptions	(10,618)	(215,794)	(7,445)	(140,674)

Net increase	19,414	$400,892	85,738	$1,583,454

Increase derived from capital shares transactions		$70,348,335		$51,363,420

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014		2013	2012
Net Asset Value, Beginning of Period	$21.41		$22.01	$23.40	$23.77		$17.53	$16.68

Income (Loss) from Investment Operations
Net investment income (a)	0.03		0.07 (b)	0.07	0.06		0.04	0.10
Net realized and unrealized gain on investments	2.35		2.20	0.71	1.35		7.37	2.52

Total from investment operations	2.38		2.27	0.78	1.41		7.41	2.62

Less Distributions
Distributions from net investment income	(0.08)		(0.06)	(0.03)	(0.00	)(c)	(0.07)	0.00
Distributions from net realized capital gains	(1.39)		(2.81)	(2.14)	(1.78)		(1.10)	(1.77)

Total distributions	(1.47)		(2.87)	(2.17)	(1.78)		(1.17)	(1.77)

Net Asset Value, End of Period	$22.32		$21.41	$22.01	$23.40		$23.77	$17.53

Total Return (%) (d)	11.04	(e)	11.74	2.71	6.91		44.55	16.18

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	(f)	0.50	0.50	0.51		0.52	0.55
Net ratio of expenses to average net assets (%) (g)	0.48	(f)	0.48	0.48	0.48		0.49	0.52
Ratio of net investment income to average net assets (%)	0.27	(f)	0.36 (b)	0.28	0.25		0.21	0.56
Portfolio turnover rate (%)	13	(e)	22	27	25		29	26
Net assets, end of period (in millions)	$975.0		$880.8	$863.6	$938.5		$714.2	$387.0

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014		2013	2012
Net Asset Value, Beginning of Period	$20.11		$20.84	$22.28	$22.77		$16.84	$16.12

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.00	(h)	0.02 (b)	0.01	(0.00	)(h)	(0.01)	0.04
Net realized and unrealized gain on investments	2.20		2.07	0.69	1.29		7.07	2.45

Total from investment operations	2.20		2.09	0.70	1.29		7.06	2.49

Less Distributions
Distributions from net investment income	(0.02)		(0.01)	0.00	0.00		(0.03)	0.00
Distributions from net realized capital gains	(1.39)		(2.81)	(2.14)	(1.78)		(1.10)	(1.77)

Total distributions	(1.41)		(2.82)	(2.14)	(1.78)		(1.13)	(1.77)

Net Asset Value, End of Period	$20.90		$20.11	$20.84	$22.28		$22.77	$16.84

Total Return (%) (d)	10.91	(e)	11.48	2.46	6.65		44.17	15.91

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	(f)	0.75	0.75	0.76		0.77	0.80
Net ratio of expenses to average net assets (%) (g)	0.73	(f)	0.73	0.73	0.73		0.74	0.77
Ratio of net investment income (loss) to average net assets (%)	0.02	(f)	0.11 (b)	0.03	(0.01)		(0.05)	0.25
Portfolio turnover rate (%)	13	(e)	22	27	25		29	26
Net assets, end of period (in millions)	$410.8		$384.7	$373.4	$369.6		$373.6	$276.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014		2013	2012
Net Asset Value, Beginning of Period	$20.54		$21.23	$22.63	$23.09		$17.06	$16.29

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.04 (b)	0.03	0.02		0.01	0.06
Net realized and unrealized gain on investments	2.24		2.11	0.71	1.30		7.16	2.48

Total from investment operations	2.25		2.15	0.74	1.32		7.17	2.54

Less Distributions
Distributions from net investment income	(0.04)		(0.03)	0.00	0.00		(0.04)	0.00
Distributions from net realized capital gains	(1.39)		(2.81)	(2.14)	(1.78)		(1.10)	(1.77)

Total distributions	(1.43)		(2.84)	(2.14)	(1.78)		(1.14)	(1.77)

Net Asset Value, End of Period	$21.36		$20.54	$21.23	$22.63		$23.09	$17.06

Total Return (%) (d)	11.00	(e)	11.55	2.61	6.69		44.32	16.06

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	(f)	0.65	0.65	0.66		0.67	0.70
Net ratio of expenses to average net assets (%) (g)	0.63	(f)	0.63	0.63	0.63		0.64	0.67
Ratio of net investment income to average net assets (%)	0.12	(f)	0.21 (b)	0.12	0.09		0.05	0.34
Portfolio turnover rate (%)	13	(e)	22	27	25		29	26
Net assets, end of period (in millions)	$17.1		$15.8	$16.9	$17.1		$18.8	$14.2

	Class G
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014(i)
Net Asset Value, Beginning of Period	$19.49		$20.34	$21.78	$21.49

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	) (h)	0.02 (b)	(0.01)	0.01
Net realized and unrealized gain on investments	2.12		1.94	0.71	0.28

Total from investment operations	2.12		1.96	0.70	0.29

Less Distributions
Distributions from net investment income	0.00	(c)	0.00	0.00	0.00
Distributions from net realized capital gains	(1.39)		(2.81)	(2.14)	0.00

Total distributions	(1.39)		(2.81)	(2.14)	0.00

Net Asset Value, End of Period	$20.22		$19.49	$20.34	$21.78

Total Return (%) (d)	10.89	(e)	11.14	2.51	1.35	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	(f)	0.80	0.80	0.83	(f)
Net ratio of expenses to average net assets (%) (g)	0.78	(f)	0.78	0.78	0.81	(f)
Ratio of net investment income (loss) to average net assets (%)	(0.02	)(f)	0.08 (b)	(0.06)	0.40	(f)
Portfolio turnover rate (%)	13	(e)	22	27	25
Net assets, end of period (in millions)	$3.4		$2.9	$1.2	$0.0	(j)

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(h)	Net investment income (loss) was less than $0.01.
(i)	Commencement of operations was November 12, 2014.
(j)	Net assets, end of period rounds to less than $0.1 million.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, Metlife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

BHFTII-15

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, adjustments to prior period accumulated balances, real estate investment trust (“REIT”) adjustments and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

BHFTII-16

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $28,040,270. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

BHFTII-17

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$174,888,249	$0	$193,212,688

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc., the subadviser to the Portfolio, that amounted to $65,574 in sales of investments, which are included above, and resulted in realized losses of $186,923.

During the six months ended June 30, 2017, the Portfolio engaged in security transactions with other affiliated Portfolios. These amounted to $10,387,524 in purchases of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$3,131,971	0.550%	Of the first $100 million
	0.500%	Of the next $300 million
	0.450%	On amounts in excess of $400 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Brighthouse Funds Trust I (“BHFTI”), an affiliate of the Trust, in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Trust and BHFTI in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

BHFTII-18

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTI average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts waived for the six months ended June 30, 2017 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of Affiliated issuers during the six months ended June 30, 2017 is as follows:

Security Description	Number of shares held at December 31, 2016	Shares purchased	Shares sold	Number of shares held at June 30, 2017	Realized Gain on shares sold	Income earned from affiliates during the period	Ending Value as of June 30, 2017
T. Rowe Price Government Reserve Fund	1,145,182	76,299,974	(73,422,939)	4,022,217	$—	$13,192	$4,022,217

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$11,380,536	$6,987,808	$150,201,669	$109,646,735	$161,582,205	$116,634,543

BHFTII-19

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$3,288,141	$82,589,259	$281,773,471	$—	$367,650,871

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

10. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

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Brighthouse Funds Trust II

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
56,786,913	1,935,108	3,256,421

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	57,709,310	4,269,132
Robert Boulware	57,780,588	4,197,854
Susan C. Gause	57,802,458	4,175,983
Nancy Hawthorne	57,724,372	4,254,069
Barbara A. Nugent	57,784,910	4,193,531
John Rosenthal	57,718,267	4,260,175
Linda B. Strumpf	57,761,661	4,216,780
Dawn M. Vroegop	57,756,107	4,222,334

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Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Managed By Van Eck Associates Corporation

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A and B shares of the Van Eck Global Natural Resources Portfolio returned -16.01% and -16.13%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) North American Natural Resources Index1, returned -11.04%.

MARKET ENVIRONMENT / CONDITIONS

In addition to low crude oil prices, we believe that continuing dysfunction in Washington, D.C. had a significant impact on the market in the first six months of the year. Although 2016 drew to a close with the deflation/inflation “conversation” having shifted from being strongly deflationary to including a degree of valid concern about the prospect of forthcoming inflation, the general feeling of optimism at the start of 2017, especially with regard to both inflation expectations and infrastructure spending, faded rapidly.

Energy

We continue to believe that the Organization of Petroleum Exporting Countries November meeting, where the group agreed to cut oil production to 32.5 million barrels per day, can be described as “historic”. The outcome has, though, been somewhat disappointing up to this point. However, we still think that the production quota system, combined with continued resilient demand growth, will bring the market back into balance.

Metals and Mining

We believe that corporate restructuring in the global mining sector has been successful. Balance sheets have been repaired and operating costs have been reduced. Signs continue to become apparent that a number of companies are now starting to focus on creating sustainable shareholder value through growth and/or dividends.

Base metals remained little changed over the course of the six month period, whether following either the path of a roller coaster or executing a big “U”. Copper was, however, positively impacted by both continuing lower ore quality and some fairly extensive labor disruptions. While zinc, too, was up a little over the period under review, lead remained fairly flat.

The performance of gold was mixed over the first half of 2017. While the price of the metal rebounded at the beginning of the year, during the second quarter it remained range-bound. In the second quarter it was impacted by both the hawkish talk of central banks and a soft U.S. dollar.

Agriculture

While healthy South American crops of both soy and corn limited any upward movement in prices, this was positive for proteins. The nitrogen fertilizers market benefited from the fact that, contrary to expectations, corn acreages increased at the expense of soy.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Several key aspects that contributed to the underperformance of the Portfolio relative to the S&P North American Natural Resources Index were overweight positions and underperformance in the oil & gas exploration & production and oil & gas drilling sub-industries.

The three weakest-contributing sub-industries to the Portfolio’s performance relative to the benchmark were oil & gas exploration & production, oil & gas drilling, and diversified metals & mining.

The Portfolio’s three weakest-contributing companies were Nabors Industries, an oil & gas drilling company, and PDC Energy and Cimarex, both oil & gas exploration & production companies. All suffered from the decline in crude oil prices.

The three strongest positive-contributing sub-industries to the Portfolio’s performance relative to the benchmark were an underweight to integrated oil & gas, oil & gas storage & transportation, and electrical components & equipment (solar). The Portfolio had no exposure to the integrated oil & gas sub-industry during the reporting period.

The Portfolio’s three strongest positive-contributing individual positions were: forest products company Louisiana-Pacific which benefited, in particular, from strong prices for oriented strand board (OSB); copper producing company Glencore, which benefited from commodity price support, good earnings, and continued, and expanded, strategic structural optimization; and gold mining company Kinross Gold which benefited from its continued focus on cost reduction and operational performance that met expectations.

The Portfolio’s largest purchases during the reporting period were in the gold and oil & gas equipment & services sub-industries, establishing new positions in IAMGOLD, ProPetro Holding, and Forum Energy Technologies, respectively. The Portfolio’s largest sales were in the oil & gas exploration & production sub-industry, exiting positions in Hess, SM Energy, and Gulfport Energy.

On both an absolute and relative basis, the Portfolio decreased sizably its weighting to the oil & gas exploration & production sub-industry. It also reduced its weighting to the oil & gas drilling sub-industry on both an absolute and relative basis. On both an absolute and relative basis, the Portfolio increased its weightings to the gold and diversified metals & mining sub-industries.

As of June 30, 2017, the Portfolio’s most substantially overweight position relative to the benchmark was in the diversified metals & mining sub-industry. It also had sizeable overweight positions in the gold and oil & gas drilling sub-industries.

As of June 30, 2017, the Portfolio had no allocation to the integrated oil & gas sub-industry, making that a substantially underweight position relative to the benchmark. As of the same date, the Portfolio’s next most underweight position was in the oil & gas storage &

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Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Managed By Van Eck Associates Corporation

Portfolio Manager Commentary*—(Continued)

transportation sub-industry. The Portfolio also held a sizeable underweight position in the oil & gas refining & marketing sub-industry

Shawn Reynolds

Charles Cameron

Portfolio Managers

Van Eck Associates Corporation

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	Since Inception[2]
Van Eck Global Natural Resources Portfolio
Class A	-16.01	-6.35	-3.84	2.47
Class B	-16.13	-6.70	-4.09	1.60
S&P North American Natural Resources Sector Index	-11.04	-2.62	0.13	4.26

1 The S&P North American Natural Resources Sector Index was developed as an equity benchmark for U.S. traded natural resource related stocks.

2 Inception dates of the Class A and Class B shares are 10/31/08 and 4/28/09, respectively. Index since inception return is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
Glencore plc	5.7
Parsley Energy, Inc.- Class A	4.0
EOG Resources, Inc.	3.8
Concho Resources, Inc.	3.7
Pioneer Natural Resources Co.	3.7
Diamondback Energy, Inc.	3.7
Patterson-UTI Energy, Inc.	3.5
Teck Resources, Ltd. - Class B	3.5
First Quantum Minerals, Ltd.	3.5
Agnico Eagle Mines, Ltd. (U.S. Listed Shares)	3.3

Top Sectors

% of Net Assets
Energy	53.3
Materials	36.4
Industrials	1.9
Consumer Staples	1.0
Financials	0.3

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Van Eck Global Natural Resources Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Van Eck Global Natural Resources Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.80%	$1,000.00	$839.90	$3.65
	Hypothetical*	0.80%	$1,000.00	$1,020.83	$4.01

Class B(a)	Actual	1.05%	$1,000.00	$838.70	$4.79
	Hypothetical*	1.05%	$1,000.00	$1,019.59	$5.26

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

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Van Eck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—92.9% of Net Assets

Security Description	Shares	Value

Chemicals—4.7%
Agrium, Inc.	269,600	$24,396,104
CF Industries Holdings, Inc. (a)	689,500	19,278,420

		43,674,524

Electrical Equipment—0.5%
Sunrun, Inc. (a) (b)	639,000	4,549,680

Energy Equipment & Services—18.9%
Forum Energy Technologies, Inc. (a) (b)	269,600	4,205,760
Halliburton Co.	623,300	26,621,143
Nabors Industries, Ltd. (a)	2,908,500	23,675,190
Patterson-UTI Energy, Inc. (a)	1,631,700	32,944,023
ProPetro Holding Corp. (a) (b)	773,700	10,800,852
Schlumberger, Ltd.	407,900	26,856,136
Superior Energy Services, Inc. (a) (b)	1,244,300	12,978,049
Tenaris S.A. (ADR) (a)	336,900	10,491,066
Vallourec S.A. (a) (b)	1,800,400	11,028,074
Weatherford International plc (a) (b)	4,154,000	16,075,980

		175,676,273

Food Products—1.0%
Tyson Foods, Inc. - Class A	151,600	9,494,708

Metals & Mining—29.4%
Agnico Eagle Mines, Ltd. (U.S. Listed Shares)	678,733	30,624,433
Barrick Gold Corp.	773,700	12,309,567
First Quantum Minerals, Ltd.	3,818,200	32,299,240
Freeport-McMoRan, Inc. (b)	924,200	11,099,642
Glencore plc	14,018,637	52,617,580
Goldcorp, Inc.	448,900	5,795,299
IAMGOLD Corp. (b)	1,270,700	6,556,812
Kinross Gold Corp. (b)	2,699,100	10,985,337
New Gold, Inc. (b)	1,580,000	5,024,400
Newmont Mining Corp.	909,700	29,465,183
Petra Diamonds, Ltd. (b)	5,359,427	7,624,575
Randgold Resources, Ltd. (ADR)	166,900	14,763,974
Steel Dynamics, Inc.	622,100	22,277,401
Teck Resources, Ltd. - Class B	1,866,400	32,344,712

		273,788,155

Mortgage Real Estate Investment Trusts—0.3%
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	134,800	3,082,876

Oil, Gas & Consumable Fuels—34.4%
Callon Petroleum Co. (a) (b)	740,100	7,852,461
Cimarex Energy Co.	286,400	26,924,464
Concho Resources, Inc. (b)	286,350	34,800,116
CONSOL Energy, Inc. (b)	1,328,500	19,847,790
Diamondback Energy, Inc. (a) (b)	386,300	34,307,303
EOG Resources, Inc.	386,300	34,967,876
Golar LNG, Ltd. (a)	336,900	7,496,025
Green Plains, Inc. (a)	487,400	10,016,070

Oil, Gas & Consumable Fuels—(Continued)
Laredo Petroleum, Inc. (a) (b)	872,400	9,177,648
Newfield Exploration Co. (b)	841,100	23,937,706
Parsley Energy, Inc. - Class A (b)	1,345,400	37,334,850
PDC Energy, Inc. (a) (b)	454,900	19,610,739
Pioneer Natural Resources Co.	217,800	34,756,524
RSP Permian, Inc. (b)	367,000	11,843,090
Scorpio Tankers, Inc.	1,746,100	6,932,017

		319,804,679

Paper & Forest Products—2.3%
Louisiana-Pacific Corp. (b)	874,800	21,091,428

Road & Rail—1.4%
Union Pacific Corp.	116,200	12,655,342

Total Common Stocks (Cost $869,455,448)		863,817,665

Short-Term Investment—7.9%

Mutual Fund—7.9%
AIM STIT-STIC Prime Portfolio	73,012,920	73,012,920

Total Short-Term Investments (Cost $73,012,920)		73,012,920

Securities Lending Reinvestments (c)—10.7%

Certificates of Deposit—4.3%
ABN AMRO Bank NV Zero Coupon, 09/05/17	1,493,726	1,496,850
Bank of Montreal Chicago 1.276%, 09/06/17 (d)	1,900,000	1,900,350
Bank of Nova Scotia Houston 1.492%, 11/03/17 (d)	2,000,000	2,001,975
Bank of Tokyo-Mitsubishi, Ltd. 1.510%, 08/18/17	1,211,107	1,201,332
1.602%, 11/16/17 (d)	2,000,000	2,001,952
Credit Suisse AG New York 1.314%, 11/07/17 (d)	1,500,000	1,500,121
1.366%, 10/06/17 (d)	1,000,000	1,000,248
DG Bank New York 1.140%, 07/03/17	1,500,000	1,499,985
DNB NOR Bank ASA 1.412%, 07/28/17 (d)	600,000	600,075
KBC Bank NV 1.220%, 07/27/17	3,500,000	3,500,000
Landesbank Baden-Wuerttemberg 1.150%, 07/03/17	2,000,000	1,999,980
Mitsubishi UFJ Trust and Banking Corp. 1.401%, 09/01/17 (d)	1,000,000	1,000,606
Mizuho Bank, Ltd., New York 1.400%, 11/27/17 (d)	2,000,000	1,999,080
1.451%, 09/01/17 (d)	400,000	400,087
1.610%, 08/02/17 (d)	500,000	500,153

See accompanying notes to financial statements.

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Van Eck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Natixis New York 1.287%, 11/13/17 (d)	1,000,000	$999,890
Norinchukin Bank New York 1.297%, 11/13/17 (d)	1,500,000	1,500,117
1.687%, 07/12/17 (d)	1,000,000	1,000,121
Royal Bank of Canada New York 1.532%, 03/20/18 (d)	3,800,000	3,802,736
Sumitomo Mitsui Banking Corp., New York 1.551%, 08/01/17 (d)	1,000,000	1,000,389
Sumitomo Mitsui Trust Bank, Ltd., New York 1.297%, 11/13/17 (d)	1,500,000	1,499,890
1.377%, 10/11/17 (d)	500,000	500,352
1.466%, 10/26/17 (d)	500,000	500,128
1.552%, 08/16/17 (d)	1,000,000	1,000,301
Toronto Dominion Bank New York 1.467%, 03/13/18 (d)	3,000,000	3,002,229
UBS, Stamford 1.722%, 07/31/17 (d)	1,101,124	1,100,628
Wells Fargo Bank San Francisco N.A. 1.547%, 10/26/17 (d)	1,250,000	1,251,117

		39,760,692

Commercial Paper—2.3%
Barton Capital S.A. 1.210%, 07/10/17	1,993,681	1,999,348
Commonwealth Bank Australia 1.391%, 03/01/18	2,000,000	2,001,558
Erste Abwicklungsanstalt 1.379%, 07/18/17 (d)	4,000,000	4,000,232
ING Funding LLC 1.234%, 12/07/17 (d)	1,500,000	1,500,518
1.277%, 11/13/17 (d)	1,500,000	1,499,891
LMA S.A. & LMA Americas 1.150%, 07/07/17	4,498,994	4,499,425
Manhattan Asset Funding Co. 1.434%, 09/07/17 (d)	500,000	500,030
National Australia Bank, Ltd. 1.563%, 12/06/17 (d)	1,500,000	1,502,027
Sheffield Receivables Co. 1.230%, 07/07/17	2,990,673	2,999,298
Westpac Banking Corp. 1.506%, 10/20/17 (d)	1,250,000	1,251,246

		21,753,573

Repurchase Agreements—3.4%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $903,136 on 07/03/17, collateralized by $940,065 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $921,117.	903,055	903,055

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.710% to be repurchased at $1,011,875 on 10/02/17, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	1,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/17 at 1.100% to be repurchased at $5,300,486 on 07/03/17, collateralized by $5,279,631 U.S. Treasury and Foreign Obligations with rates ranging from 1.375% - 4.500%, maturity dates ranging from 04/10/18 - 02/15/36, with a value of $5,406,001.	5,300,000	5,300,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $6,300,630 on 07/03/17, collateralized by $6,405,420 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $6,426,019.	6,300,000	6,300,000
Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $5,504,263 on 07/03/17, collateralized by $1,195 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $6,115,029.	5,500,000	5,500,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $1,004,845 on 09/29/17, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	1,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $812,958 on 10/02/17, collateralized by various Common Stock with a value of $880,000.	800,000	800,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $1,007,648 on 10/02/17, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	1,000,000
Natixis New York Repurchase Agreement dated 06/30/17 at 1.340% to be repurchased at $5,000,558 on 07/03/17, collateralized by $9,970,309 U.S. Government Agency and Treasury Obligations with rates ranging from 0.125% - 8.125%, maturity dates ranging from 04/15/18 - 08/16/58, with a value of $5,100,594.	5,000,000	5,000,000

See accompanying notes to financial statements.

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Van Eck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Royal Bank of Scotland Securities, Inc. Repurchase Agreement dated 06/30/17 at 1.060% to be repurchased at $5,001,031 on 07/07/17, collateralized by $5,105,522 U.S. Treasury Obligations with rates ranging from 1.118% - 2.000%, maturity dates ranging from 07/31/17 - 02/15/25, with a value of $5,100,141.	5,000,000	$5,000,000

		31,803,055

Time Deposits—0.7%
Australia New Zealand Bank 1.150%, 07/03/17	300,000	300,000
Landesbank Baden-Wuerttemberg 1.200%, 07/03/17	900,000	900,000
Shinkin Central Bank 1.330%, 07/26/17	3,000,000	3,000,000
Standard Chartered plc 1.200%, 07/03/17	2,400,000	2,400,000

		6,600,000

Total Securities Lending Reinvestments (Cost $99,898,692)		99,917,320

Total Investments—111.5% (Cost $1,042,367,060) (e)		1,036,747,905
Other assets and liabilities (net)—(11.5)%		(106,900,496)

Net Assets—100.0%		$929,847,409

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $96,872,793 and the collateral received consisted of cash in the amount of $99,892,360. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	As of June 30, 2017, the aggregate cost of investments was $1,042,367,060. The aggregate unrealized appreciation and depreciation of investments were $88,051,213 and $(93,670,368), respectively, resulting in net unrealized depreciation of $(5,619,155).
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Chemicals	$43,674,524	$—	$—	$43,674,524
Electrical Equipment	4,549,680	—	—	4,549,680
Energy Equipment & Services	164,648,199	11,028,074	—	175,676,273
Food Products	9,494,708	—	—	9,494,708
Metals & Mining	213,546,000	60,242,155	—	273,788,155
Mortgage Real Estate Investment Trusts	3,082,876	—	—	3,082,876
Oil, Gas & Consumable Fuels	319,804,679	—	—	319,804,679
Paper & Forest Products	21,091,428	—	—	21,091,428
Road & Rail	12,655,342	—	—	12,655,342
Total Common Stocks	792,547,436	71,270,229	—	863,817,665
Total Short-Term Investment*	73,012,920	—	—	73,012,920
Total Securities Lending Reinvestments*	—	99,917,320	—	99,917,320
Total Investments	$865,560,356	$171,187,549	$—	$1,036,747,905

Collateral for Securities Loaned (Liability)	$—	$(99,892,360)	$—	$(99,892,360)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$1,036,747,905
Cash	120,500
Receivable for:
Investments sold	1,785,568
Fund shares sold	428,929
Dividends	700,013

Total Assets	1,039,782,915
Liabilities
Collateral for securities loaned	99,892,360
Payables for:
Investments purchased	9,118,062
Fund shares redeemed	75,704
Accrued Expenses:
Management fees	590,117
Distribution and service fees	24,384
Deferred trustees’ fees	101,004
Other expenses	133,875

Total Liabilities	109,935,506

Net Assets	$929,847,409

Net Assets Consist of:
Paid in surplus	$1,219,150,697
Undistributed net investment income	231,267
Accumulated net realized loss	(283,915,342)
Unrealized depreciation on investments and foreign currency transactions	(5,619,213)

Net Assets	$929,847,409

Net Assets
Class A	$809,700,492
Class B	120,146,917
Capital Shares Outstanding*
Class A	88,892,516
Class B	13,268,986
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.11
Class B	9.05

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,042,367,060.
(b)	Includes securities loaned at value of $96,872,793.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (a)	$4,182,632
Securities lending income	333,534

Total investment income	4,516,166
Expenses
Management fees	3,881,471
Administration fees	15,839
Custodian and accounting fees	33,953
Distribution and service fees—Class B	156,583
Audit and tax services	25,244
Legal	18,678
Trustees’ fees and expenses	26,317
Shareholder reporting	20,994
Insurance	3,582
Miscellaneous	9,259

Total expenses	4,191,920
Less management fee waiver	(59,470)
Less broker commission recapture	(8,426)

Net expenses	4,124,024

Net Investment Income	392,142

Net Realized and Unrealized Loss
Net realized loss on:
Investments	(12,825,623)
Foreign currency transactions	(4,540)

Net realized loss	(12,830,163)

Net change in unrealized appreciation (depreciation) on:
Investments	(155,808,455)
Foreign currency transactions	178

Net change in unrealized depreciation	(155,808,277)

Net realized and unrealized loss	(168,638,440)

Net Decrease in Net Assets From Operations	$(168,246,298)

(a)	Net of foreign withholding taxes of $119,579.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$392,142	$1,132,980
Net realized loss	(12,830,163)	(135,912,049)
Net change in unrealized appreciation (depreciation)	(155,808,277)	541,328,505

Increase (decrease) in net assets from operations	(168,246,298)	406,549,436

From Distributions to Shareholders
Net investment income
Class A	(973,863)	(7,529,545)
Class B	0	(774,707)

Total distributions	(973,863)	(8,304,252)

Increase (decrease) in net assets from capital share transactions	50,697,055	(216,213,976)

Total increase (decrease) in net assets	(118,523,106)	182,031,208

Net Assets
Beginning of period	1,048,370,515	866,339,307

End of period	$929,847,409	$1,048,370,515

Undistributed net investment income
End of period	$231,267	$812,988

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	7,015,709	$69,953,757	22,439,892	$159,259,405
Reinvestments	108,448	973,863	786,786	7,529,545
Redemptions	(2,628,606)	(29,436,763)	(37,901,036)	(351,491,583)

Net increase (decrease)	4,495,551	$41,490,857	(14,674,358)	$(184,702,633)

Class B
Sales	1,831,323	$17,923,386	2,278,552	$17,711,278
Reinvestments	0	0	81,377	774,707
Redemptions	(813,129)	(8,717,188)	(5,245,745)	(49,997,328)

Net increase (decrease)	1,018,194	$9,206,198	(2,885,816)	$(31,511,343)

Increase (decrease) derived from capital shares transactions		$50,697,055		$(216,213,976)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.86		$7.59	$11.32	$14.21	$12.91	$13.52

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.01	0.08	0.08	0.08	0.13
Net realized and unrealized gain (loss) on investments	(1.75)		3.34	(3.76)	(2.66)	1.34	0.25

Total from investment operations	(1.74)		3.35	(3.68)	(2.58)	1.42	0.38

Less Distributions
Distributions from net investment income	(0.01)		(0.08)	(0.05)	(0.08)	(0.12)	0.00
Distributions from net realized capital gains	0.00		0.00	0.00	(0.23)	0.00	(0.99)

Total distributions	(0.01)		(0.08)	(0.05)	(0.31)	(0.12)	(0.99)

Net Asset Value, End of Period	$9.11		$10.86	$7.59	$11.32	$14.21	$12.91

Total Return (%) (b)	(16.01	)(c)	44.26	(32.64)	(18.63)	11.06	2.80

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	(d)	0.81	0.81	0.81	0.81	0.82
Net ratio of expenses to average net assets (%) (e)	0.80	(d)	0.80	0.80	0.80	0.80	0.82
Ratio of net investment income to average net assets (%)	0.11	(d)	0.14	0.82	0.56	0.64	0.98
Portfolio turnover rate (%)	13	(c)	49	25	39	36	23
Net assets, end of period (in millions)	$809.7		$916.2	$752.1	$841.0	$1,018.8	$828.1

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.79		$7.55	$11.25	$14.12	$12.83	$13.47

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		(0.01)	0.06	0.04	0.05	0.09
Net realized and unrealized gain (loss) on investments	(1.73)		3.31	(3.74)	(2.64)	1.33	0.26

Total from investment operations	(1.74)		3.30	(3.68)	(2.60)	1.38	0.35

Less Distributions
Distributions from net investment income	0.00		(0.06)	(0.02)	(0.04)	(0.09)	0.00
Distributions from net realized capital gains	0.00		0.00	0.00	(0.23)	0.00	(0.99)

Total distributions	0.00		(0.06)	(0.02)	(0.27)	(0.09)	(0.99)

Net Asset Value, End of Period	$9.05		$10.79	$7.55	$11.25	$14.12	$12.83

Total Return (%) (b)	(16.13	)(c)	43.74	(32.76)	(18.82)	10.76	2.58

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.06	(d)	1.06	1.06	1.06	1.06	1.07
Net ratio of expenses to average net assets (%) (e)	1.05	(d)	1.05	1.05	1.05	1.05	1.07
Ratio of net investment income (loss) to average net assets (%)	(0.14	)(d)	(0.12)	0.56	0.31	0.38	0.72
Portfolio turnover rate (%)	13	(c)	49	25	39	36	23
Net assets, end of period (in millions)	$120.1		$132.2	$114.2	$135.3	$158.8	$165.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, Metlife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Van Eck Global Natural Resources Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

BHFTII-12

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, real estate investment trusts (“REITs”) and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

BHFTII-13

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $31,803,055. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

BHFTII-14

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Natural Resource and Foreign Investment Risk: The Portfolio may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Portfolio may concentrate its investments, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature. In addition, the investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$140,395,711	$0	$126,392,933

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$3,881,471	0.800%	Of the first $250 million
	0.775%	Of the next $750 million
	0.750%	On amounts in excess of $1 billion

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Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Van Eck Associates Corporation (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.025%	On amounts over $	500 million and under $1 billion

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2017 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B Shares. Under the Distribution and Service Plan, the Class B Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$8,304,252	$4,821,085	$—	$—	$8,304,252	$4,821,085

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Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$902,255	$—	$119,006,181	$(239,900,595)	$(119,992,159)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had post-enactment accumulated short-term capital losses of $17,058,465, post-enactment accumulated long-term capital losses of $222,842,130, and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

9. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

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Brighthouse Funds Trust II

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
90,220,509	2,975,960	5,623,661

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	92,251,875	6,568,255
Robert Boulware	92,038,378	6,781,752
Susan C. Gause	92,424,267	6,395,863
Nancy Hawthorne	92,209,539	6,610,591
Barbara A. Nugent	92,430,815	6,389,315
John Rosenthal	92,350,643	6,469,487
Linda B. Strumpf	92,204,948	6,615,183
Dawn M. Vroegop	91,878,684	6,941,447

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Managed By Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A, B and E shares of the Western Asset Management Strategic Bond Opportunities Portfolio returned 5.35%, 5.20%, and 5.26%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 2.27%.

MARKET ENVIRONMENT / CONDITIONS

Looking at the U.S. economy, the Commerce Department reported that first quarter 2017 gross domestic product (GDP) growth was 1.4%. In contrast, the economy expanded 2.1% during the fourth quarter of 2016. The deceleration in growth reflected downturns in private inventory investment and personal consumption expenditures, along with more modest state and local government spending.

Turning to the global economy, in its April 2017 World Economic Outlook Update, the International Monetary Fund (the “IMF”) said, “Global economic activity is picking up with a long-awaited cyclical recovery in investment, manufacturing, and trade….Stronger activity and expectations of more robust global demand, coupled with agreed restrictions on oil supply, have helped commodity prices recover from their troughs in early 2016….If confidence and market sentiment remain strong, short-term growth could indeed surprise on the upside. But these positive developments should not distract from binding structural impediments to a stronger recovery and a balance of risks that remains tilted to the downside, especially over the medium term.” From a regional perspective, the IMF estimates 2017 growth in the Eurozone will be 1.7%, the same as in 2016. Japan’s economy is expected to expand 1.2% in 2017, compared to 1.0% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.5% in 2017, versus 4.1% in 2016.

As widely expected, the Federal Reserve Board (the “Fed”) raised rates for a second time this year at its meeting in June. This was the Fed’s fourth rate hike since December 2015. The Fed also said that it planned to begin reducing its balance sheet, saying “The Committee is maintaining its existing policy of reinvesting principal payments from its holdings of agency debt and agency mortgage-backed securities in agency mortgage-backed securities and of rolling over maturing Treasury securities at auction. The Committee currently expects to begin implementing a balance sheet normalization program this year, provided that the economy evolves broadly as anticipated.”

While the Fed continued to slowly normalize monetary policy, the other major central banks maintained their accommodative monetary policies during the second quarter. In particular, the European Central Bank, Bank of England, Bank of Japan and People’s Bank of China kept rates on hold at low levels during the quarter. However, there were indications from certain central banks that they may begin to scale back their stimulus programs if growth further improved and inflation picked up.

After experiencing a sharp, steepening move higher post-U.S. presidential election through the first quarter of the year, the U.S. Treasury yield curve flattened during the second quarter on waning U.S. growth and inflation expectations. During the second quarter as a whole, the overall U.S. bond market generated a modest gain and spread sector (non-U.S. Treasuries) total returns generally outperformed equal duration Treasuries.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Western Asset Management Strategic Bond Opportunities Portfolio outperformed its benchmark for the six month reporting period ending June 30, 2017. The main contributor to performance was the Portfolio’s allocation to Investment Grade Credit, Non-Agency securities and Commercial Mortgage Backed Securities (“CMBS”)—all of which continued to benefit from strong investor flows. Emerging markets (“EM”) debt also contributed positively to performance as waning concerns over protectionist policies by the Trump administration sparked a sharp rally across the EM complex. Tactical duration positioning across the U.S. and the Eurozone also contributed to performance primarily due to receding expectations of massive fiscal stimulus in the U.S. and waning political risk following the Dutch and French elections. With respect to currency strategies, a long position in the euro (on expectations of a pick-up in regional growth) and select EM currencies, such as the Brazilian real and Indian rupee, and a short position in the Japanese yen, all contributed positively to performance.

Interest rate options, futures, and swaps were used for managing duration and curve positioning and contributed to performance during the first half of the year. Foreign exchange forwards and options were used to manage currency exposures, which detracted from performance when viewed in isolation. In aggregate, the Portfolio’s total derivative exposure detracted slightly from performance during the period.

We remain optimistic that global growth of around 3% is sustainable while recognizing that high debt loads and other headwinds, including low productivity and aging populations, continue to flash a cautionary sign in many economies. Global inflation appears to have stopped declining as the extraordinary monetary policy effort seen in developed nations finally seems to be bearing fruit. Our view, however, remains that this will be a very slow process, taking many years and continuing to require meaningful monetary and even fiscal support. This view suggests that we believe spread sectors will continue to be preferable to holding developed market government bonds. It also suggests, however, that we believe any meaningful or swift increase in inflation or interest rates is not imminent.

Over the last six months, we increased exposure to High Yield Credit and Structured Products, while reducing exposure to Investment Grade Credit and EM. We slightly reduced the Portfolio’s duration positioning over the first half of the year (from 5.27 to 5.03 years) as

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Managed By Western Asset Management Company

Portfolio Manager Commentary*—(Continued)

rates trended lower. We also decreased the Portfolio’s overweight to longer key rate durations as the curve modestly flattened over the period.

At period end, the Portfolio continued to maintain exposure to the global Investment Grade Credit (26%) and High-Yield Credit (25%) sectors, where we believe the fundamental outlook and management of companies remained positive, particularly in the financial sector. The Portfolio also remained positioned to benefit from risk premiums in EM bonds (11%), diversified across sovereign debt in local currencies, sovereign debt in U.S. dollars and select EM corporate issuers. The Portfolio remained overweight CMBS (7%) and Non-Agency Mortgage-Backed Securities (8%) as we continued to see these sectors representing good risk-adjusted value and having less sensitivity to changes in commodity prices—a key driver of market volatility over the past several years.

S. Kenneth Leech

Michael Buchanan

Carl L. Eichstaedt

Mark S. Lindbloom

Chia-Liang Lian

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year
Western Asset Management Strategic Bond Opportunities Portfolio
Class A	5.35	8.35	4.85	6.42
Class B	5.20	8.04	4.60	6.15
Class E	5.26	8.18	4.71	6.27
Bloomberg Barclays U.S. Aggregate Bond Index	2.27	-0.31	2.21	4.48
1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Sectors

% of Net Assets
Corporate Bonds & Notes	55.0
Mortgage-Backed Securities	14.1
Floating Rate Loans	8.0
Foreign Government	7.4
U.S. Treasury & Government Agencies	7.3
Asset-Backed Securities	5.8
Convertible Bonds	0.8
Convertible Preferred Stocks	0.7
Municipals	0.3
Preferred Stocks	0.1

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Western Asset Management Strategic Bond Opportunities Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management Strategic Bond Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.54%	$1,000.00	$1,053.50	$2.75
	Hypothetical*	0.54%	$1,000.00	$1,022.17	$2.71

Class B(a)	Actual	0.79%	$1,000.00	$1,052.00	$4.02
	Hypothetical*	0.79%	$1,000.00	$1,020.88	$3.96

Class E(a)	Actual	0.69%	$1,000.00	$1,052.60	$3.51
	Hypothetical*	0.69%	$1,000.00	$1,021.37	$3.46

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

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Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—55.0% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.0%
WPP Finance 2010 5.125%, 09/07/42	120,000	$127,812

Aerospace/Defense—0.5%
Arconic, Inc. 5.125%, 10/01/24 (a)	2,125,000	2,204,687
Harris Corp. 4.854%, 04/27/35	570,000	624,127
5.054%, 04/27/45	1,089,000	1,222,232
Northrop Grumman Corp. 3.200%, 02/01/27 (a)	14,500,000	14,599,600
Raytheon Co. 3.125%, 10/15/20	30,000	31,082
United Technologies Corp. 4.500%, 06/01/42	290,000	316,667

		18,998,395

Agriculture—0.3%
Alliance One International, Inc. 9.875%, 07/15/21	5,585,000	4,858,950
Altria Group, Inc. 5.375%, 01/31/44	939,000	1,131,907
Reynolds American, Inc. 4.850%, 09/15/23	2,960,000	3,263,415

		9,254,272

Airlines—0.1%
Air Canada Pass-Through Trust 4.125%, 05/15/25 (144A)	687,283	713,056
American Airlines Pass-Through Trust 5.600%, 07/15/20 (144A)	1,154,689	1,205,207
Delta Air Lines Pass-Through Trust 4.950%, 05/23/19	264,939	275,205
Hawaiian Airlines Pass-Through Certificates 3.900%, 01/15/26	396,257	405,173
Northwest Airlines Pass-Through Trust 7.575%, 03/01/19	7,891	8,206

		2,606,847

Apparel—0.7%
Hanesbrands, Inc. 4.875%, 05/15/26 (144A) (a)	23,028,000	23,373,420
William Carter Co. (The) 5.250%, 08/15/21	2,375,000	2,443,281

		25,816,701

Auto Manufacturers—0.4%
Ford Motor Co. 4.750%, 01/15/43	1,510,000	1,457,558
Ford Motor Credit Co. LLC 3.664%, 09/08/24 (a)	720,000	718,246
General Motors Co. 6.600%, 04/01/36	5,134,000	5,948,360
6.750%, 04/01/46 (a)	3,000,000	3,558,054

Auto Manufacturers—(Continued)
General Motors Financial Co., Inc. 5.250%, 03/01/26 (a)	1,660,000	1,792,986

		13,475,204

Auto Parts & Equipment—1.3%
Adient Global Holdings, Ltd. 4.875%, 08/15/26 (144A)	3,500,000	3,508,750
Allison Transmission, Inc. 5.000%, 10/01/24 (144A)	6,120,000	6,273,000
American Axle & Manufacturing, Inc. 6.625%, 10/15/22 (a)	2,510,000	2,572,750
Goodyear Tire & Rubber Co. (The) 4.875%, 03/15/27 (a)	3,830,000	3,887,450
5.000%, 05/31/26 (a)	4,290,000	4,440,150
5.125%, 11/15/23 (a)	170,000	178,075
IHO Verwaltungs GmbH 4.125%, 09/15/21 (144A) (b)	1,840,000	1,874,500
4.750%, 09/15/26 (144A) (a) (b)	3,440,000	3,478,700
ZF North America Capital, Inc. 4.500%, 04/29/22 (144A) (a)	2,045,000	2,147,250
4.750%, 04/29/25 (144A) (a)	17,638,000	18,608,090

		46,968,715

Banks—10.5%
ABN AMRO Bank NV 4.750%, 07/28/25 (144A)	3,831,000	4,038,797
Banco Mercantil del Norte S.A. 6.875%, 07/06/22 (144A) (c)	800,000	824,352
7.625%, 01/10/28 (144A) (c)	800,000	827,840
Bank of America Corp. 3.875%, 08/01/25	1,040,000	1,075,891
4.000%, 01/22/25	17,810,000	18,120,161
4.125%, 01/22/24	880,000	928,626
4.200%, 08/26/24	2,380,000	2,470,688
4.250%, 10/22/26	7,628,000	7,855,139
6.300%, 03/10/26 (a) (c)	375,000	420,469
6.500%, 10/23/24 (a) (c)	2,385,000	2,651,953
Barclays Bank plc 4.375%, 01/12/26	1,575,000	1,636,608
7.625%, 11/21/22	16,450,000	18,814,687
10.179%, 06/12/21 (144A)	1,180,000	1,477,913
BNP Paribas S.A. 4.375%, 05/12/26 (144A) (a)	11,070,000	11,464,867
7.625%, 03/30/21 (144A) (a) (c)	2,850,000	3,135,000
BPCE S.A. 4.875%, 04/01/26 (144A)	12,000,000	12,671,100
5.150%, 07/21/24 (144A)	420,000	448,715
Citigroup, Inc. 4.050%, 07/30/22 (a)	2,000,000	2,090,776
4.400%, 06/10/25	1,470,000	1,531,594
4.450%, 09/29/27	16,094,000	16,738,050
5.350%, 05/15/23 (a) (c)	560,000	572,600
5.900%, 02/15/23 (a) (c)	1,475,000	1,578,619
5.950%, 01/30/23 (a) (c)	3,606,000	3,835,882
5.950%, 05/15/25 (c)	2,790,000	2,989,569

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Citigroup, Inc. 6.300%, 05/15/24 (a) (c)	850,000	$905,250
Cooperatieve Rabobank UA 3.750%, 07/21/26	4,210,000	4,209,305
4.375%, 08/04/25	1,470,000	1,541,536
4.625%, 12/01/23	7,500,000	8,082,262
11.000%, 06/30/19 (144A) (c)	415,000	482,023
Credit Agricole S.A. 7.875%, 01/23/24 (144A) (c)	1,750,000	1,924,475
8.125%, 12/23/25 (144A) (a) (c)	7,050,000	8,189,985
8.375%, 10/13/19 (144A) (c)	640,000	713,600
Credit Suisse Group AG 7.500%, 12/11/23 (144A) (a) (c)	4,365,000	4,894,431
Credit Suisse Group Funding Guernsey, Ltd. 4.875%, 05/15/45	1,560,000	1,717,039
Goldman Sachs Group, Inc. (The) 3.500%, 11/16/26	3,480,000	3,461,542
3.750%, 02/25/26	1,660,000	1,690,298
4.000%, 03/03/24	3,180,000	3,328,891
4.250%, 10/21/25	13,890,000	14,357,537
5.150%, 05/22/45	3,184,000	3,536,653
5.250%, 07/27/21	1,330,000	1,457,747
6.750%, 10/01/37	2,000,000	2,596,082
7.500%, 02/15/19	20,000	21,694
HSBC Holdings plc 3.900%, 05/25/26	14,240,000	14,698,556
4.041%, 03/13/28 (a) (c)	5,210,000	5,396,403
4.250%, 08/18/25	2,253,000	2,314,518
6.000%, 05/22/27 (a) (c)	6,070,000	6,276,380
ICICI Bank, Ltd. 5.750%, 11/16/20	9,290,000	10,142,831
Intesa Sanpaolo S.p.A. 5.017%, 06/26/24 (144A)	2,440,000	2,474,543
5.710%, 01/15/26 (144A)	17,190,000	18,149,786
6.500%, 02/24/21 (144A)	1,175,000	1,316,431
Itau CorpBanca 3.875%, 09/22/19	6,290,000	6,481,488
JPMorgan Chase & Co. 3.625%, 05/13/24	690,000	711,639
3.625%, 12/01/27	6,430,000	6,364,170
3.875%, 09/10/24	5,082,000	5,243,318
4.350%, 08/15/21	10,000	10,704
4.500%, 01/24/22	160,000	173,256
6.750%, 02/01/24 (c)	1,105,000	1,255,556
Lloyds Banking Group plc 4.582%, 12/10/25	3,011,000	3,121,736
4.650%, 03/24/26	7,220,000	7,523,377
7.500%, 06/27/24 (a) (c)	3,580,000	3,949,187
Macquarie Bank, Ltd. 4.875%, 06/10/25 (144A)	2,100,000	2,211,674
Macquarie Group, Ltd. 6.000%, 01/14/20 (144A)	3,200,000	3,476,285
6.250%, 01/14/21 (144A)	400,000	444,907
Morgan Stanley 4.000%, 07/23/25	1,165,000	1,215,951
4.100%, 05/22/23	2,500,000	2,609,900

Banks—(Continued)
Morgan Stanley 4.875%, 11/01/22	450,000	488,586
6.625%, 04/01/18	714,000	739,354
Nordea Bank AB 4.250%, 09/21/22 (144A)	3,400,000	3,605,598
Oversea-Chinese Banking Corp., Ltd. 4.250%, 06/19/24	10,230,000	10,692,304
Royal Bank of Scotland Group plc 4.800%, 04/05/26	400,000	424,985
5.125%, 05/28/24	4,530,000	4,758,629
6.000%, 12/19/23	875,000	963,784
6.100%, 06/10/23	780,000	859,444
6.125%, 12/15/22	390,000	426,986
8.625%, 08/15/21 (c)	2,890,000	3,150,100
Santander Holdings USA, Inc. 4.500%, 07/17/25	890,000	915,971
Santander UK Group Holdings plc 4.750%, 09/15/25 (144A) (a)	12,691,000	13,146,023
7.375%, 06/24/22 (GBP) (c)	2,620,000	3,583,039
Santander UK plc 7.950%, 10/26/29	272,000	341,165
Standard Chartered plc 3.950%, 01/11/23 (144A) (a)	2,425,000	2,445,663
5.700%, 03/26/44 (144A) (a)	600,000	681,629
UBS AG 7.625%, 08/17/22	2,850,000	3,345,900
UBS Group Funding Switzerland AG 4.253%, 03/23/28 (144A) (a)	2,950,000	3,081,954
Wachovia Capital Trust III 5.570%, 07/31/17 (c)	1,021,000	1,026,616
Wells Fargo & Co. 4.300%, 07/22/27	17,670,000	18,507,894
4.750%, 12/07/46	7,170,000	7,655,223
Wells Fargo Capital X 5.950%, 12/15/36	380,000	428,830

		368,142,519

Beverages—0.5%
Anheuser-Busch InBev Finance, Inc. 3.650%, 02/01/26	7,642,000	7,873,323
Anheuser-Busch InBev Worldwide, Inc. 7.750%, 01/15/19	1,254,000	1,363,364
Carolina Beverage Group LLC / Carolina Beverage Group Finance, Inc. 10.625%, 08/01/18 (144A)	97,000	97,242
Constellation Brands, Inc. 4.750%, 12/01/25 (a)	140,000	153,348
6.000%, 05/01/22	1,882,000	2,147,991
Cott Holdings, Inc. 5.500%, 04/01/25 (144A)	5,530,000	5,640,600
Dr Pepper Snapple Group, Inc. 3.400%, 11/15/25	64,000	64,772
4.500%, 11/15/45	32,000	33,812

		17,374,452

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Biotechnology—0.5%
AMAG Pharmaceuticals, Inc. 7.875%, 09/01/23 (144A)	8,890,000	$8,545,513
Celgene Corp. 3.875%, 08/15/25	1,120,000	1,169,673
5.000%, 08/15/45	920,000	1,035,917
Gilead Sciences, Inc. 2.550%, 09/01/20	1,675,000	1,699,140
3.500%, 02/01/25	1,795,000	1,842,106
4.600%, 09/01/35	1,800,000	1,929,991

		16,222,340

Building Materials—0.2%
Ply Gem Industries, Inc. 6.500%, 02/01/22	1,540,000	1,606,097
U.S. Concrete, Inc. 6.375%, 06/01/24 (144A)	4,530,000	4,779,150

		6,385,247

Chemicals—0.1%
Eastman Chemical Co. 4.800%, 09/01/42	740,000	794,355
Westlake Chemical Corp. 4.625%, 02/15/21	1,060,000	1,097,100

		1,891,455

Commercial Services—1.2%
AA Bond Co., Ltd. 5.500%, 07/31/22 (GBP) (a)	2,690,000	3,636,656
ADT Corp. (The) 4.125%, 06/15/23 (a)	4,070,000	4,034,388
Ahern Rentals, Inc. 7.375%, 05/15/23 (144A) (a)	4,870,000	3,993,400
Board of Trustees of The Leland Stanford Junior University (The) 4.750%, 05/01/19	950,000	1,003,630
Ecolab, Inc. 4.350%, 12/08/21	70,000	76,123
Hertz Corp. (The) 5.875%, 10/15/20 (a)	7,720,000	7,469,100
Metropolitan Museum of Art (The) 3.400%, 07/01/45	2,025,000	1,932,502
Ritchie Bros Auctioneers, Inc. 5.375%, 01/15/25 (144A) (a)	5,030,000	5,243,775
ServiceMaster Co. LLC (The) 5.125%, 11/15/24 (144A) (a)	3,880,000	4,015,800
UBM plc 5.750%, 11/03/20 (144A)	50,000	52,636
United Rentals North America, Inc. 5.500%, 05/15/27 (a)	1,190,000	1,225,700
5.875%, 09/15/26 (a)	8,000,000	8,520,000
6.125%, 06/15/23	1,850,000	1,926,313

		43,130,023

Computers—0.4%
Compiler Finance Sub, Inc. 7.000%, 05/01/21 (144A) (d)	70,000	35,088
Dell International LLC / EMC Corp. 3.480%, 06/01/19 (144A)	1,000,000	1,023,376
4.420%, 06/15/21 (144A)	12,010,000	12,661,158

		13,719,622

Diversified Financial Services—2.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.625%, 10/30/20	1,060,000	1,126,537
5.000%, 10/01/21	15,056,000	16,294,040
Ally Financial, Inc. 8.000%, 11/01/31	525,000	643,125
ASP AMC Merger Sub, Inc. 8.000%, 05/15/25 (144A) (a)	5,500,000	5,211,250
Carlyle Holdings II Finance LLC 5.625%, 03/30/43 (144A) (a)	3,370,000	3,822,571
CIT Group, Inc. 5.000%, 08/15/22 (a)	1,482,000	1,596,855
GE Capital International Funding Co. 2.342%, 11/15/20	538,000	542,301
International Lease Finance Corp. 6.250%, 05/15/19	2,470,000	2,649,282
8.250%, 12/15/20	2,613,000	3,076,572
8.625%, 01/15/22	2,500,000	3,078,430
KKR Group Finance Co. II LLC 5.500%, 02/01/43 (144A)	130,000	143,959
Navient Corp. 5.000%, 10/26/20	5,811,000	6,028,913
5.875%, 10/25/24 (a)	3,150,000	3,206,070
Quicken Loans, Inc. 5.750%, 05/01/25 (144A) (a)	15,600,000	16,107,000
TMX Finance LLC / TitleMax Finance Corp. 8.500%, 09/15/18 (144A)	3,840,000	3,648,000
Visa, Inc. 3.150%, 12/14/25	1,850,000	1,878,244

		69,053,149

Electric—1.4%
Enel S.p.A. 7.750%, 09/10/75 (GBP) (c)	2,450,000	3,621,787
Exelon Corp. 3.497%, 06/01/22	5,800,000	5,925,518
FirstEnergy Corp. 3.900%, 07/15/27	6,480,000	6,500,723
4.250%, 03/15/23	1,560,000	1,640,903
7.375%, 11/15/31	3,550,000	4,670,568
Great Plains Energy, Inc. 3.900%, 04/01/27	3,030,000	3,065,224
4.850%, 04/01/47	1,700,000	1,749,283
Mirant Mid Atlantic Pass-Through Trust 10.060%, 12/30/28	5,056,588	4,753,193
NSG Holdings LLC / NSG Holdings, Inc. 7.750%, 12/15/25 (144A) (d)	2,678,645	2,879,543

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Pacific Gas & Electric Co. 4.000%, 12/01/46	1,390,000	$1,430,535
6.050%, 03/01/34	1,180,000	1,522,658
Panoche Energy Center LLC 6.885%, 07/31/29 (144A)	696,305	722,659
Perusahaan Listrik Negara PT 5.500%, 11/22/21 (a)	9,750,000	10,627,500
Southern California Edison Co. 3.900%, 03/15/43	1,217,000	1,238,809

		50,348,903

Energy-Alternate Sources—0.0%
Alta Wind Holdings LLC 7.000%, 06/30/35 (144A) (d)	1,424,865	1,614,591

Engineering & Construction—0.3%
CRCC Yuxiang, Ltd. 3.500%, 05/16/23	10,520,000	10,609,409

Entertainment—0.6%
Great Canadian Gaming Corp. 6.625%, 07/25/22 (144A) (CAD)	12,160,000	9,705,120
Lions Gate Entertainment Corp. 5.875%, 11/01/24 (144A) (a)	3,880,000	4,083,700
Scientific Games International, Inc. 7.000%, 01/01/22 (144A)	740,000	788,100
10.000%, 12/01/22	2,620,000	2,872,175
Vue International Bidco plc 7.875%, 07/15/20 (GBP)	2,510,000	3,345,974

		20,795,069

Environmental Control—0.0%
Waste Management, Inc. 3.500%, 05/15/24	890,000	927,064
4.600%, 03/01/21	180,000	194,248
7.375%, 05/15/29	190,000	250,433

		1,371,745

Food—0.4%
Kraft Heinz Foods Co. 3.000%, 06/01/26	70,000	66,994
3.500%, 06/06/22	500,000	516,600
3.950%, 07/15/25	280,000	287,916
4.875%, 02/15/25 (144A)	1,157,000	1,240,061
5.000%, 07/15/35	250,000	270,344
5.000%, 06/04/42	130,000	137,239
5.200%, 07/15/45	390,000	421,913
Lamb Weston Holdings, Inc. 4.625%, 11/01/24 (144A) (a)	3,710,000	3,821,300
4.875%, 11/01/26 (144A) (a)	4,870,000	5,046,537
Post Holdings, Inc. 5.750%, 03/01/27 (144A)	3,600,000	3,699,000

		15,507,904

Food Service—0.2%
Aramark Services, Inc. 5.000%, 04/01/25 (144A) (a)	5,640,000	5,957,250

Forest Products & Paper—0.3%
Suzano Austria GmbH 5.750%, 07/14/26 (a)	10,090,000	10,443,150

Healthcare-Products—1.0%
Abbott Laboratories 4.900%, 11/30/46	2,650,000	2,918,811
Becton Dickinson & Co. 3.700%, 06/06/27 (a)	12,100,000	12,138,248
DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp. 8.125%, 06/15/21 (144A)	4,570,000	4,250,100
Immucor, Inc. 11.125%, 08/15/19 (a)	4,810,000	4,852,087
Medtronic, Inc. 3.150%, 03/15/22	2,393,000	2,476,365
3.500%, 03/15/25	1,730,000	1,799,653
Universal Hospital Services, Inc. 7.625%, 08/15/20 (a)	8,015,000	8,145,244

		36,580,508

Healthcare-Services—1.8%
Centene Corp. 4.750%, 05/15/22 (a)	4,826,000	5,037,137
4.750%, 01/15/25 (a)	7,030,000	7,223,325
6.125%, 02/15/24	3,073,000	3,322,466
CHS/Community Health Systems, Inc. 6.250%, 03/31/23	7,080,000	7,309,038
DaVita, Inc. 5.000%, 05/01/25 (a)	2,030,000	2,035,075
Fresenius Medical Care U.S. Finance II, Inc. 4.750%, 10/15/24 (144A) (a)	700,000	735,000
5.875%, 01/31/22 (144A) (a)	3,225,000	3,571,687
HCA, Inc. 4.750%, 05/01/23 (a)	590,000	623,925
5.250%, 04/15/25	375,000	403,125
5.250%, 06/15/26 (a)	2,550,000	2,750,175
5.375%, 02/01/25 (a)	4,615,000	4,867,902
5.500%, 06/15/47	8,530,000	8,828,550
5.875%, 05/01/23	50,000	54,438
6.500%, 02/15/20	1,550,000	1,691,438
7.500%, 02/15/22	6,583,000	7,578,679
7.690%, 06/15/25 (a)	1,817,000	2,107,720
Humana, Inc. 4.800%, 03/15/47	800,000	881,574
Tenet Healthcare Corp. 6.750%, 06/15/23 (a)	790,000	790,000
8.125%, 04/01/22 (a)	2,865,000	3,040,481

		62,851,735

Holding Companies-Diversified—0.1%
Co-operative Group Holdings, Ltd. 7.500%, 07/08/26 (GBP)	2,410,000	3,801,212

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Home Builders—0.7%
Lennar Corp. 4.500%, 04/30/24 (a)	4,180,000	$4,320,448
Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc. 5.250%, 04/15/21 (144A) (a)	3,545,000	3,633,625
5.625%, 03/01/24 (144A) (a)	6,000,000	6,270,000
5.875%, 04/15/23 (144A)	780,000	832,650
William Lyon Homes, Inc. 5.750%, 04/15/19	4,247,000	4,300,087
7.000%, 08/15/22	5,240,000	5,423,400

		24,780,210

Household Products/Wares—0.1%
ACCO Brands Corp. 5.250%, 12/15/24 (144A)	4,060,000	4,217,325

Housewares—0.1%
Newell Brands, Inc. 3.850%, 04/01/23	1,750,000	1,837,393
5.500%, 04/01/46	1,420,000	1,709,731

		3,547,124

Insurance—0.7%
American Equity Investment Life Holding Co. 6.625%, 07/15/21	1,630,000	1,686,113
American International Group, Inc. 3.750%, 07/10/25	1,380,000	1,405,640
6.250%, 03/15/87 (c)	453,000	489,331
AXA S.A. 8.600%, 12/15/30	1,320,000	1,861,200
Delphi Financial Group, Inc. 7.875%, 01/31/20	2,190,000	2,458,779
Liberty Mutual Insurance Co. 7.697%, 10/15/97 (144A)	2,600,000	3,665,857
Massachusetts Mutual Life Insurance Co. 4.900%, 04/01/77 (144A)	6,285,000	6,719,275
Prudential Financial, Inc. 5.625%, 06/15/43 (c)	550,000	604,312
5.875%, 09/15/42 (a) (c)	1,200,000	1,337,040
8.875%, 06/15/38 (a) (c)	915,000	972,471
Teachers Insurance & Annuity Association of America 4.900%, 09/15/44 (144A)	1,771,000	1,982,248
6.850%, 12/16/39 (144A)	216,000	295,770

		23,478,036

Internet—0.4%
Alibaba Group Holding, Ltd. 3.125%, 11/28/21	4,475,000	4,564,160
Cogent Communications Group, Inc. 5.375%, 03/01/22 (144A)	6,195,000	6,504,750
eBay, Inc. 3.800%, 03/09/22	1,095,000	1,144,275
Priceline Group, Inc. (The) 3.650%, 03/15/25	1,625,000	1,667,518

		13,880,703

Iron/Steel—0.4%
Vale Overseas, Ltd. 6.250%, 08/10/26	3,990,000	4,304,213
6.875%, 11/10/39 (a)	7,980,000	8,558,550

		12,862,763

Leisure Time—0.7%
Gibson Brands, Inc. 8.875%, 08/01/18 (144A) (a)	2,070,000	1,839,713
NCL Corp., Ltd. 4.625%, 11/15/20 (144A) (a)	3,090,000	3,172,095
4.750%, 12/15/21 (144A) (a)	6,380,000	6,622,376
Silversea Cruise Finance, Ltd. 7.250%, 02/01/25 (144A)	3,825,000	4,078,406
Viking Cruises, Ltd. 8.500%, 10/15/22 (144A)	9,800,000	10,290,000

		26,002,590

Lodging—0.5%
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 4.625%, 04/01/25 (144A)	1,250,000	1,289,063
4.875%, 04/01/27 (144A) (a)	5,820,000	6,089,175
MGM Resorts International 6.000%, 03/15/23 (a)	5,592,000	6,165,180
6.625%, 12/15/21 (a)	4,180,000	4,692,050

		18,235,468

Machinery-Construction & Mining—0.3%
BlueLine Rental Finance Corp. / BlueLine Rental LLC 9.250%, 03/15/24 (144A)	4,380,000	4,555,200
Terex Corp. 5.625%, 02/01/25 (144A) (a)	4,740,000	4,876,275

		9,431,475

Media—3.3%
Altice Financing S.A. 6.625%, 02/15/23 (144A) (a)	5,340,000	5,665,420
7.500%, 05/15/26 (144A) (a)	5,000,000	5,550,000
CCO Holdings LLC / CCO Holdings Capital Corp. 5.125%, 05/01/27 (144A) (a)	4,670,000	4,775,075
5.375%, 05/01/25 (144A) (a)	880,000	937,200
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.464%, 07/23/22	2,180,000	2,322,716
4.908%, 07/23/25	9,064,000	9,792,011
CSC Holdings LLC 6.625%, 10/15/25 (144A)	2,680,000	2,948,268
10.125%, 01/15/23 (144A)	1,125,000	1,305,000
10.875%, 10/15/25 (144A) (a)	6,447,000	7,760,576
DISH DBS Corp. 5.000%, 03/15/23 (a)	3,247,000	3,328,175

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
DISH DBS Corp. 5.875%, 07/15/22 (a)	2,880,000	$3,096,000
5.875%, 11/15/24 (a)	2,450,000	2,614,076
6.750%, 06/01/21	75,000	83,250
7.750%, 07/01/26 (a)	3,630,000	4,301,550
EW Scripps Co. (The) 5.125%, 05/15/25 (144A)	5,810,000	5,984,300
SFR Group S.A. 6.000%, 05/15/22 (144A) (a)	7,185,000	7,517,306
6.250%, 05/15/24 (144A) (a)	420,000	443,625
7.375%, 05/01/26 (144A)	7,840,000	8,506,400
Sinclair Television Group, Inc. 6.125%, 10/01/22 (a)	2,450,000	2,544,938
Time Warner Cable LLC 5.875%, 11/15/40	1,942,000	2,164,600
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.500%, 01/15/23 (144A) (a)	5,377,500	5,579,156
Univision Communications, Inc. 5.125%, 02/15/25 (144A) (a)	9,890,000	9,803,462
UPCB Finance IV, Ltd. 5.375%, 01/15/25 (144A)	2,296,000	2,402,190
Viacom, Inc. 3.875%, 04/01/24	240,000	244,473
4.375%, 03/15/43	5,970,000	5,306,727
Virgin Media Finance plc 6.000%, 10/15/24 (144A)	3,985,000	4,224,100
6.375%, 10/15/24 (GBP)	2,510,000	3,512,864
Virgin Media Secured Finance plc 5.500%, 08/15/26 (144A) (a)	2,000,000	2,095,000

		114,808,458

Metal Fabricate/Hardware—0.1%
Park-Ohio Industries, Inc. 6.625%, 04/15/27 (144A)	2,505,000	2,630,250
Valmont Industries, Inc. 6.625%, 04/20/20	314,000	346,873

		2,977,123

Mining—3.0%
Alcoa Nederland Holding B.V. 6.750%, 09/30/24 (144A) (a)	1,940,000	2,104,900
7.000%, 09/30/26 (144A) (a)	1,770,000	1,942,575
Anglo American Capital plc 2.625%, 09/27/17 (144A) (a)	3,000,000	3,003,000
3.750%, 04/10/22 (144A)	560,000	562,800
Barrick Gold Corp. 4.100%, 05/01/23 (a)	7,521,000	8,136,819
5.250%, 04/01/42	4,000,000	4,551,200
Barrick North America Finance LLC 4.400%, 05/30/21	97,000	104,648
5.750%, 05/01/43	11,289,000	13,682,370
BHP Billiton Finance USA, Ltd. 2.875%, 02/24/22	126,000	128,562
6.250%, 10/19/75 (144A) (a) (c)	2,392,000	2,607,280

Mining—(Continued)
BHP Billiton Finance USA, Ltd. 6.750%, 10/19/75 (144A) (a) (c)	8,191,000	9,358,955
First Quantum Minerals, Ltd. 7.250%, 04/01/23 (144A) (a)	3,920,000	3,831,800
7.500%, 04/01/25 (144A) (a)	7,380,000	7,213,950
Freeport-McMoRan, Inc. 2.300%, 11/14/17	1,500,000	1,496,250
3.550%, 03/01/22	5,670,000	5,313,811
3.875%, 03/15/23 (a)	4,704,000	4,374,720
6.625%, 05/01/21	680,000	693,600
6.750%, 02/01/22 (a)	1,453,000	1,503,855
Glencore Finance Canada, Ltd. 4.250%, 10/25/22 (144A) (a)	788,000	816,343
5.550%, 10/25/42 (144A)	1,000,000	1,065,000
Glencore Funding LLC 4.000%, 04/16/25 (144A)	6,580,000	6,582,566
HudBay Minerals, Inc. 7.250%, 01/15/23 (144A)	2,280,000	2,351,250
7.625%, 01/15/25 (144A) (a)	5,375,000	5,630,312
Midwest Vanadium Pty, Ltd. 11.500%, 02/15/18 (144A) (d) (e)	952,902	23,823
Mirabela Nickel, Ltd. 1.000%, 09/10/44 (144A) (d) (f)	36,414	0
Rio Tinto Finance USA, Ltd. 3.750%, 06/15/25 (a)	7,330,000	7,715,125
Teck Resources, Ltd. 5.200%, 03/01/42 (a)	740,000	688,200
Yamana Gold, Inc. 4.950%, 07/15/24 (a)	9,130,000	9,224,550

		104,708,264

Miscellaneous Manufacturing—0.7%
CBC Ammo LLC / CBC FinCo, Inc. 7.250%, 11/15/21 (144A)	3,250,000	3,274,375
CTP Transportation Products LLC / CTP Finance, Inc. 8.250%, 12/15/19 (144A)	6,240,000	5,811,000
General Electric Co. 4.500%, 03/11/44	260,000	288,848
5.000%, 01/21/21 (c)	9,740,000	10,338,036
5.300%, 02/11/21	187,000	206,802
5.875%, 01/14/38	250,000	323,531
6.875%, 01/10/39	2,088,000	3,026,600

		23,269,192

Oil & Gas—5.9%
Anadarko Finance Co. 7.500%, 05/01/31	80,000	99,970
Anadarko Petroleum Corp. 4.500%, 07/15/44	800,000	733,120
5.550%, 03/15/26 (a)	3,000,000	3,352,515
6.450%, 09/15/36	220,000	258,960
Apache Corp. 3.250%, 04/15/22	574,000	582,368
4.250%, 01/15/44	260,000	243,534

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Apache Corp. 4.750%, 04/15/43	7,000,000	$7,020,426
BP Capital Markets plc 3.119%, 05/04/26	6,580,000	6,521,629
Calumet Specialty Products Partners L.P. / Calumet Finance Corp. 11.500%, 01/15/21 (144A) (a)	4,760,000	5,497,800
Cenovus Energy, Inc. 4.250%, 04/15/27 (144A) (a)	1,600,000	1,524,203
Chesapeake Energy Corp. 6.125%, 02/15/21	3,635,000	3,562,300
6.625%, 08/15/20 (a)	5,960,000	5,974,900
8.000%, 01/15/25 (144A) (a)	3,730,000	3,692,700
Concho Resources, Inc. 5.500%, 04/01/23 (a)	4,875,000	5,009,062
ConocoPhillips Holding Co. 6.950%, 04/15/29	375,000	480,962
Covey Park Energy LLC / Covey Park Finance Corp. 7.500%, 05/15/25 (144A) (a)	5,540,000	5,540,000
CrownRock L.P. / CrownRock Finance, Inc. 7.125%, 04/15/21 (144A) (a)	3,850,000	3,955,875
Devon Energy Corp. 3.250%, 05/15/22 (a)	2,035,000	2,022,471
5.000%, 06/15/45 (a)	2,110,000	2,131,608
5.600%, 07/15/41	110,000	114,244
5.850%, 12/15/25	970,000	1,102,290
Devon Financing Co. LLC 7.875%, 09/30/31	140,000	181,674
Diamondback Energy, Inc. 4.750%, 11/01/24 (144A) (a)	3,968,000	3,948,160
5.375%, 05/31/25 (144A) (a)	2,330,000	2,364,950
Ecopetrol S.A. 5.375%, 06/26/26	11,570,000	12,032,800
Ensco plc 4.500%, 10/01/24	2,827,000	2,176,790
5.200%, 03/15/25 (a)	1,044,000	848,250
8.000%, 01/31/24 (a)	2,816,000	2,647,040
EOG Resources, Inc. 3.150%, 04/01/25	1,248,000	1,227,332
4.150%, 01/15/26 (a)	1,665,000	1,749,382
EP Energy LLC / Everest Acquisition Finance, Inc. 8.000%, 02/15/25 (144A) (a)	4,190,000	3,121,550
Exxon Mobil Corp. 4.114%, 03/01/46 (a)	1,630,000	1,719,489
Gazprom OAO Via Gaz Capital S.A. 4.950%, 03/23/27 (144A)	10,470,000	10,522,350
KazMunayGas National Co. JSC 4.750%, 04/19/27 (144A)	13,300,000	13,035,330
Kerr-McGee Corp. 6.950%, 07/01/24	290,000	340,105
7.875%, 09/15/31	285,000	366,422
MEG Energy Corp. 6.375%, 01/30/23 (144A) (a)	5,000,000	3,862,500
7.000%, 03/31/24 (144A) (a)	1,566,000	1,217,565

Oil & Gas—(Continued)
Noble Energy, Inc. 6.000%, 03/01/41	10,200,000	11,413,688
Occidental Petroleum Corp. 3.125%, 02/15/22	110,000	112,957
3.500%, 06/15/25	1,850,000	1,889,405
4.625%, 06/15/45	230,000	243,814
Parsley Energy LLC / Parsley Finance Corp. 5.250%, 08/15/25 (144A) (a)	640,000	638,400
6.250%, 06/01/24 (144A)	5,360,000	5,628,000
PDC Energy, Inc. 7.750%, 10/15/22 (a)	5,100,000	5,291,250
Petrobras Global Finance B.V. 6.850%, 06/05/2115 (a)	17,700,000	15,674,235
QEP Resources, Inc. 5.250%, 05/01/23 (a)	2,650,000	2,504,250
6.875%, 03/01/21 (a)	1,050,000	1,089,375
Range Resources Corp. 4.875%, 05/15/25 (a)	1,945,000	1,847,750
5.000%, 03/15/23 (144A) (a)	3,249,000	3,175,897
5.875%, 07/01/22 (144A) (a)	930,000	943,950
Rice Energy, Inc. 6.250%, 05/01/22 (a)	4,978,000	5,202,010
RSP Permian, Inc. 6.625%, 10/01/22 (a)	9,981,000	10,355,287
Sanchez Energy Corp. 6.125%, 01/15/23 (a)	840,000	672,000
7.750%, 06/15/21 (a)	2,160,000	1,954,800
Shell International Finance B.V. 2.875%, 05/10/26 (a)	2,840,000	2,802,401
3.250%, 05/11/25	1,773,000	1,811,150
4.000%, 05/10/46	360,000	355,469
4.550%, 08/12/43	1,205,000	1,289,397
Valero Energy Corp. 9.375%, 03/15/19	1,230,000	1,376,454
WPX Energy, Inc. 5.250%, 09/15/24 (a)	3,160,000	3,002,000
8.250%, 08/01/23 (a)	5,720,000	6,206,200

		206,262,765

Oil & Gas Services—0.6%
Exterran Energy Solutions L.P. / EES Finance Corp. 8.125%, 05/01/25 (144A)	5,380,000	5,487,600
FTS International, Inc. 6.250%, 05/01/22	3,390,000	2,745,900
Halliburton Co. 3.800%, 11/15/25 (a)	1,210,000	1,240,037
4.850%, 11/15/35	2,000,000	2,138,226
5.000%, 11/15/45	3,200,000	3,404,733
KCA Deutag UK Finance plc 7.250%, 05/15/21 (144A)	1,430,000	1,265,550
9.875%, 04/01/22 (144A) (a)	6,750,000	6,547,500

		22,829,546

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Packaging & Containers—0.8%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 6.000%, 02/15/25 (144A) (a)	5,200,000	$5,460,000
7.250%, 05/15/24 (144A) (a)	6,000,000	6,562,500
Graphic Packaging International, Inc. 4.750%, 04/15/21 (a)	1,400,000	1,471,750
4.875%, 11/15/22 (a)	1,337,000	1,417,220
Pactiv LLC 7.950%, 12/15/25	3,960,000	4,435,200
8.375%, 04/15/27	7,435,000	8,531,662
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.125%, 07/15/23 (144A) (a)	2,010,000	2,087,888
WestRock RKT Co. 4.000%, 03/01/23	140,000	146,614

		30,112,834

Pharmaceuticals—1.4%
Allergan Funding SCS 3.450%, 03/15/22	450,000	463,868
4.550%, 03/15/35	3,400,000	3,628,915
4.750%, 03/15/45 (a)	2,645,000	2,855,193
BioScrip, Inc. 8.875%, 02/15/21 (a) (g)	4,952,000	4,481,560
10.250%, 06/30/22 (g)	17,830,000	17,651,700
Cardinal Health, Inc. 3.410%, 06/15/27	4,970,000	4,981,476
Mead Johnson Nutrition Co. 4.125%, 11/15/25	1,653,000	1,782,327
Valeant Pharmaceuticals International, Inc. 5.375%, 03/15/20 (144A)	190,000	183,588
5.625%, 12/01/21 (144A)	2,740,000	2,472,850
5.875%, 05/15/23 (144A)	675,000	578,812
6.375%, 10/15/20 (144A)	4,080,000	3,952,500
7.250%, 07/15/22 (144A)	4,280,000	4,023,200
7.500%, 07/15/21 (144A) (a)	2,230,000	2,160,312

		49,216,301

Pipelines—3.3%
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125%, 11/15/22 (144A) (a)	3,185,000	3,208,888
DCP Midstream Operating L.P. 4.950%, 04/01/22	4,000,000	4,060,000
6.750%, 09/15/37 (144A) (a)	3,480,000	3,741,000
El Paso Natural Gas Co. LLC 7. 500%, 11/15/26	4,250,000	5,185,421
8.375%, 06/15/32	190,000	241,727
Energy Transfer Equity L.P. 5.500%, 06/01/27 (a)	1,376,000	1,424,160
5.875%, 01/15/24 (a)	1,638,000	1,736,280
Enterprise Products Operating LLC 3.700%, 02/15/26	1,072,000	1,091,835
3.750%, 02/15/25	2,100,000	2,162,584
3.900%, 02/15/24	225,000	234,029
4.877%, 08/01/66 (c)	1,059,000	1,062,971

Pipelines—(Continued)
Genesis Energy L.P. / Genesis Energy Finance Corp. 6.000%, 05/15/23 (a)	6,046,000	5,925,080
IFM U.S. Colonial Pipeline 2 LLC 6.450%, 05/01/21 (144A) (a)	2,500,000	2,696,220
Kinder Morgan, Inc. 5.550%, 06/01/45	4,130,000	4,376,664
7.800%, 08/01/31	67,000	84,465
MPLX L.P. 4.875%, 12/01/24	6,130,000	6,535,598
Northwest Pipeline LLC 4.000%, 04/01/27 (144A)	16,880,000	16,929,053
Regency Energy Partners L.P. / Regency Energy Finance Corp. 5.875%, 03/01/22	780,000	859,235
Rockies Express Pipeline LLC 5.625%, 04/15/20 (144A) (a)	1,298,000	1,379,125
6.875%, 04/15/40 (144A)	2,675,000	2,915,750
7.500%, 07/15/38 (144A) (a)	6,685,000	7,537,337
Sabine Pass Liquefaction LLC 5.750%, 05/15/24	2,648,000	2,948,580
Southern Natural Gas Co. LLC 8.000%, 03/01/32	25,000	33,816
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 5.375%, 02/01/27 (144A) (a)	2,770,000	2,866,950
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp. 5.500%, 10/15/19 (a)	600,000	633,000
5.875%, 10/01/20 (a)	1,753,000	1,790,251
6.250%, 10/15/22	3,000,000	3,187,500
Williams Cos., Inc. (The) 8.750%, 03/15/32	25,214,000	32,336,955

		117,184,474

Real Estate Investment Trusts—0.6%
CoreCivic, Inc. 4.125%, 04/01/20	1,260,000	1,294,650
5.000%, 10/15/22	5,400,000	5,616,000
CTR Partnership L.P. / CareTrust Capital Corp. 5.250%, 06/01/25	6,560,000	6,756,800
Iron Mountain, Inc. 4.375%, 06/01/21 (144A) (a)	4,580,000	4,751,750
6.000%, 10/01/20 (144A)	1,657,000	1,714,995
6.000%, 08/15/23 (a)	560,000	595,000

		20,729,195

Retail—1.4%
1011778 BC ULC / New Red Finance, Inc. 6.000%, 04/01/22 (144A) (a)	10,120,000	10,486,850
AutoZone, Inc. 2.500%, 04/15/21	800,000	797,911
CST Brands, Inc. 5.000%, 05/01/23	2,692,000	2,827,138

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
CVS Health Corp. 3.875%, 07/20/25	496,000	$515,714
5.125%, 07/20/45	1,440,000	1,650,809
Dollar Tree, Inc. 5.750%, 03/01/23	11,372,000	12,000,872
Guitar Center, Inc. 6.500%, 04/15/19 (144A) (a)	2,370,000	2,058,938
Jo-Ann Stores Holdings, Inc. 9.750%, 10/15/19 (144A) (a) (b)	5,825,000	5,737,625
McDonald’s Corp. 2.750%, 12/09/20	441,000	448,996
3.700%, 01/30/26	1,047,000	1,084,295
PetSmart, Inc. 5.875%, 06/01/25 (144A)	5,040,000	4,857,300
7.125%, 03/15/23 (144A) (a)	1,125,000	1,001,250
8.875%, 06/01/25 (144A) (a)	7,170,000	6,622,212
Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.875%, 03/01/27	1,290,000	1,283,550

		51,373,460

Savings & Loans—0.1%
Nationwide Building Society 6.875%, 06/20/19 (GBP) (c)	2,640,000	3,531,925

Semiconductors—0.2%
Analog Devices, Inc. 2.500%, 12/05/21	2,800,000	2,802,534
3.125%, 12/05/23 (a)	4,440,000	4,487,366
QUALCOMM, Inc. 4.300%, 05/20/47	220,000	224,735

		7,514,635

Software—0.6%
First Data Corp. 7.000%, 12/01/23 (144A)	2,180,000	2,327,150
j2 Cloud Services LLC / j2 Global Co-Obligor, Inc. 6.000%, 07/15/25 (144A)	3,930,000	4,047,900
Microsoft Corp. 3.300%, 02/06/27	15,750,000	16,223,618

		22,598,668

Telecommunications—2.9%
British Telecommunications plc 9.125%, 12/15/30	4,915,000	7,473,164
CommScope Technologies LLC 5.000%, 03/15/27 (144A) (a)	2,510,000	2,503,725
CommScope, Inc. 5.500%, 06/15/24 (144A)	2,200,000	2,290,068
Deutsche Telekom International Finance B.V. 2.485%, 09/19/23 (144A)	14,317,000	13,898,256
Frontier Communications Corp. 11.000%, 09/15/25 (a)	5,757,000	5,339,617

Telecommunications—(Continued)
HC2 Holdings, Inc. 11.000%, 12/01/19 (144A)	1,090,000	1,114,525
Intelsat Jackson Holdings S.A. 7.250%, 04/01/19 (a)	3,690,000	3,690,923
7.250%, 10/15/20	4,430,000	4,186,350
Sprint Capital Corp. 8.750%, 03/15/32	3,360,000	4,233,600
Sprint Communications, Inc. 11.500%, 11/15/21 (a)	3,483,000	4,458,240
Sprint Corp. 7.625%, 02/15/25 (a)	1,790,000	2,060,738
7.875%, 09/15/23	8,920,000	10,258,000
T-Mobile USA, Inc. 6.500%, 01/15/24	803,000	863,225
6.836%, 04/28/23 (a)	228,000	243,390
Telecom Italia S.p.A. 5.303%, 05/30/24 (144A) (a)	12,240,000	13,127,400
Telefonica Europe B.V. 6.750%, 11/26/20 (GBP) (c)	2,400,000	3,458,004
Verizon Communications, Inc. 2.625%, 08/15/26	820,000	754,233
4.125%, 03/16/27	2,230,000	2,303,097
5.250%, 03/16/37	660,000	709,494
West Corp. 5.375%, 07/15/22 (144A)	11,454,000	11,568,540
Windstream Services LLC 6.375%, 08/01/23 (a)	265,000	218,791
7.750%, 10/15/20 (a)	5,925,000	5,969,437

		100,722,817

Textiles—0.1%
Cintas Corp. No. 2 2.900%, 04/01/22	1,560,000	1,584,384
3.700%, 04/01/27	2,870,000	2,959,665

		4,544,049

Transportation—0.7%
Navios Maritime Acquisition Corp. / Navios Acquisition Finance U.S., Inc. 8.125%, 11/15/21 (144A) (a)	4,670,000	3,957,825
Neovia Logistics Services LLC / SPL Logistics Finance Corp. 8.875%, 08/01/20 (144A)	4,140,000	3,229,200
XPO CNW, Inc. 6.700%, 05/01/34 (a)	10,828,000	10,611,440
XPO Logistics, Inc. 6.125%, 09/01/23 (144A)	1,610,000	1,676,412
6.500%, 06/15/22 (144A) (a)	3,690,000	3,874,500

		23,349,377

Trucking & Leasing—0.5%
Park Aerospace Holdings, Ltd. 5.250%, 08/15/22 (144A)	5,770,000	6,031,496

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Trucking & Leasing—(Continued)
Park Aerospace Holdings, Ltd. 5.500%, 02/15/24 (144A) (a)	9,760,000	$10,194,320

		16,225,816

Water—0.1%
Anglian Water Osprey Financing plc 5.000%, 04/30/23 (GBP)	2,650,000	3,706,212

Total Corporate Bonds & Notes (Cost $1,859,694,696)		1,935,149,034

Mortgage-Backed Securities—14.1%

Collateralized Mortgage Obligations—7.0%
American Home Mortgage Assets Trust 1.406%, 12/25/46 (c)	3,178,712	2,499,691
American Home Mortgage Investment Trust 1.796%, 11/25/45 (c)	580,509	562,429
Banc of America Funding Corp. 1.154%, 02/27/37 (144A) (c)	15,521,778	10,217,038
Banc of America Funding Trust 1.372%, 09/29/36 (144A) (c)	40,955,822	25,050,342
1.382%, 05/20/36 (c)	192,584	187,501
1.386%, 03/27/36 (144A) (c)	6,144,912	4,241,923
21.172%, 01/01/30 (144A) (c)	12,815,888	6,070,130
Banc of America Mortgage Trust 3.209%, 09/25/35 (c)	101,930	97,786
3.274%, 12/25/34 (c)	5,091	4,935
BCAP LLC Trust Zero Coupon, 10/28/36 (144A) (c)	2,907,004	2,825,760
3.656%, 05/26/47 (144A) (c)	7,839,143	5,868,077
Bear Stearns ALT-A Trust 3.422%, 08/25/34 (c)	7,418,092	7,572,490
Bear Stearns Asset-Backed Securities Trust 28.314%, 07/25/36 (c)	551,044	916,134
Citigroup Mortgage Loan Trust, Inc. 3.589%, 12/25/35 (c)	1,667,824	1,328,709
Countrywide Alternative Loan Trust 1.442%, 07/20/35 (c)	1,691,366	1,598,912
1.856%, 07/25/35 (c)	1,300,000	1,221,815
5.750%, 01/25/37	2,955,728	2,362,227
6.000%, 01/25/37	3,026,238	2,722,512
14.265%, 06/25/35 (c)	2,065,633	2,490,473
19.152%, 02/25/36 (c)	1,901,297	2,106,714
23.736%, 07/25/36 (c)	3,208,521	4,556,820
31.703%, 08/25/37 (c)	1,680,096	2,701,764
Countrywide Alternative Loan Trust Resecuritization 6.000%, 08/25/37 (c)	3,891,496	3,017,669
Countrywide Home Loan Reperforming Loan REMIC Trust 1.576%, 03/25/35 (144A) (c)	625,081	551,064
5.195%, 03/25/35 (144A) (c) (d) (h)	7,605,237	910,710
Credit Suisse Mortgage Trust 1.224%, 06/27/46 (144A) (c)	2,841,935	2,739,345

Collateralized Mortgage Obligations—(Continued)
Credit Suisse Mortgage Trust 23.836%, 02/25/36 (c)	1,780,874	2,430,970
DSLA Mortgage Loan Trust 1.419%, 03/19/45 (c)	151,055	136,531
Fannie Mae Connecticut Avenue Securities 4.216%, 10/25/29 (c)	19,060,000	19,573,598
6.466%, 10/25/23 (c)	2,780,000	3,266,961
Freddie Mac Structured Agency Credit Risk Debt Notes 5.716%, 02/25/24 (c)	2,210,000	2,580,407
5.866%, 10/25/28 (c)	12,940,000	14,602,112
5.966%, 10/25/24 (c)	5,925,000	6,575,252
6.366%, 10/25/29 (c)	10,500,000	11,453,857
GreenPoint MTA Trust 1.656%, 06/25/45 (c)	1,615,570	1,460,337
GSMPS Mortgage Loan Trust 1.616%, 04/25/36 (144A) (c)	871,883	720,948
HarborView Mortgage Loan Trust 2.009%, 11/19/34 (c)	1,826,084	1,671,473
2.216%, 10/25/37 (c)	1,753,925	1,707,891
Impac Secured Assets CMN Owner Trust 1.536%, 03/25/36 (c)	934,205	748,507
IndyMac INDX Mortgage Loan Trust 1.936%, 01/25/35 (c)	1,184,211	918,711
3.306%, 03/25/35 (c)	480,728	472,019
3.522%, 05/25/37 (c)	4,074,315	3,425,379
JPMorgan Mortgage Trust 2.500%, 03/25/43 (144A) (c)	14,199	14,131
6.500%, 01/25/36	116,920	102,608
JPMorgan Resecuritization Trust 1.234%, 07/27/46 (144A) (c)	3,939,292	3,872,122
Lehman Mortgage Trust 5.414%, 02/25/37 (c) (g) (h)	9,316,120	3,036,588
Lehman XS Trust 1.376%, 03/25/47 (c)	2,770,559	2,621,035
1.416%, 08/25/46 (c)	2,775,995	2,288,565
MASTR Adjustable Rate Mortgages Trust 3.321%, 11/25/35 (144A) (c)	61,863	49,988
MASTR Seasoned Securitization Trust 3.567%, 10/25/32 (c)	151,889	148,515
Merrill Lynch Mortgage Investors Trust 3.355%, 08/25/33 (c)	867,151	807,393
3.767%, 05/25/34 (c)	91,881	91,856
Morgan Stanley Mortgage Loan Trust 1.536%, 01/25/35 (c)	927,258	860,161
New Residential Mortgage Loan Trust 4.250%, 09/25/56 (144A) (c)	8,135,324	8,252,184
Nomura Resecuritization Trust 0.243%, 07/26/37 (144A) (c)	2,351,221	2,294,396
1.284%, 02/26/46 (144A) (c)	4,868,000	4,515,103
NovaStar Mortgage Funding Trust 1.214%, 09/25/46 (c)	958,616	808,351
Prime Mortgage Trust 5.500%, 05/25/35 (144A)	866,797	866,231
6.000%, 05/25/35 (144A)	2,680,043	2,489,907

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
RBSGC Mortgage Loan Trust 1.666%, 01/25/37 (c)	816,351	$521,701
Residential Accredit Loans, Inc. Trust 1.426%, 04/25/46 (c)	1,712,447	888,525
1.476%, 04/25/46 (c)	888,527	469,912
2.090%, 11/25/37 (c)	4,800,434	3,945,908
Residential Asset Securitization Trust 5.334%, 12/25/36 (c) (g) (h)	14,429,593	4,151,356
5.750%, 02/25/36	2,383,702	2,382,777
Sequoia Mortgage Trust 2.079%, 06/20/33 (c)	143,102	141,955
3.720%, 07/25/45 (144A) (c)	10,479	9,837
Structured Adjustable Rate Mortgage Loan Trust 2.551%, 09/25/37 (c)	5,124,387	4,499,352
3.283%, 01/25/35 (c)	616,152	584,170
3.489%, 09/25/35 (c)	843,750	682,752
3.829%, 03/25/34 (c)	118,209	116,546
Structured Asset Mortgage Investments Trust 1.426%, 05/25/46 (c)	254,635	198,106
1.496%, 02/25/36 (c)	4,506,847	4,111,351
Structured Asset Securities Corp. Trust 1.566%, 03/25/35 (c)	1,789,013	1,445,666
WaMu Mortgage Pass-Through Certificates Trust 1.486%, 12/25/45 (c)	742,685	719,573
1.696%, 12/25/45 (c)	16,426,052	12,412,219
1.895%, 03/25/47 (c)	2,660,611	2,208,504
2.701%, 08/25/33 (c)	1,890,815	1,813,945
2.847%, 10/25/34 (c)	843,152	842,097
2.862%, 09/25/36 (c)	893,327	804,606
5.464%, 04/25/37 (c) (g) (h)	13,074,308	3,518,070
Wells Fargo Mortgage-Backed Securities Trust 3.194%, 04/25/36 (c)	94,943	95,347
3.260%, 06/25/35 (c)	56,955	58,174
3.264%, 10/25/35 (c)	62,797	62,849

		245,972,355

Commercial Mortgage-Backed Securities—7.1%
BAMLL Re-REMIC Trust 5.979%, 07/10/17 (144A) (c)	11,727,532	8,795,649
Banc of America Commercial Mortgage Trust 5.761%, 04/10/49 (c)	2,242,999	2,141,504
Bayview Commercial Asset Trust Zero Coupon, 07/25/37 (144A) (d) (h)	3,565,712	0
Bear Stearns Commercial Mortgage Securities Trust 6.444%, 06/11/50 (c)	7,668,500	7,695,360
BLCP Hotel Trust 6.887%, 08/15/29 (144A) (c)	5,978,471	6,038,608
CGBAM Commercial Mortgage Trust 8.572%, 11/15/21 (144A) (c)	17,780,000	17,239,559
Citigroup Commercial Mortgage Trust 3.110%, 04/10/48 (144A)	1,400,000	1,031,529

Commercial Mortgage-Backed Securities—(Continued)
Citigroup Commercial Mortgage Trust 3.208%, 07/10/47 (144A) (c)	4,398,000	2,847,752
4.103%, 09/15/27 (144A) (c)	7,250,000	6,897,403
6.385%, 12/10/49 (c)	9,063,000	5,075,280
Commercial Mortgage Trust 3.000%, 12/10/47 (144A)	2,230,000	1,440,220
4.471%, 03/10/46 (144A) (c)	2,710,000	1,648,845
4.589%, 07/10/50 (c)	1,726,000	1,329,404
4.698%, 08/10/48 (144A) (c)	5,800,000	3,336,904
Credit Suisse Commercial Mortgage Trust 5.373%, 12/15/39	857,851	795,780
6.417%, 06/15/38 (c)	3,959,717	2,098,650
Credit Suisse Mortgage Capital Certificates 8.446%, 07/15/32 (144A) (c)	26,600,000	26,466,069
Credit Suisse Mortgage Capital LLC 4.373%, 09/15/37 (144A)	3,920,000	3,407,622
DBUBS Mortgage Trust 3.750%, 08/10/44 (144A)	5,180,000	3,020,769
GE Business Loan Trust 1.579%, 05/15/34 (144A) (c)	624,613	568,569
GE Commercial Mortgage Corp. Trust 5.677%, 12/10/49 (c)	240,000	127,087
GMAC Commercial Mortgage Securities, Inc. 5.349%, 11/10/45 (c)	1,088,185	921,063
GS Mortgage Securities Trust 4.124%, 10/10/49 (c)	3,800,000	3,823,108
4.681%, 05/10/49 (c)	5,755,000	6,074,599
4.801%, 06/10/47 (c)	5,993,000	6,175,583
5.622%, 11/10/39	1,936,643	1,772,649
Hyatt Hotel Portfolio Trust 7.384%, 11/15/19 (144A) (c)	5,000,000	5,042,492
JPMorgan Chase Commercial Mortgage Securities Trust 3.599%, 12/15/49 (c)	6,090,000	5,735,200
3.958%, 04/15/46 (c)	3,750,000	3,681,084
4.289%, 08/15/27 (144A) (c)	460,000	459,436
5.386%, 05/15/47 (c)	2,280,000	1,150,820
5.411%, 05/15/47	2,120,000	1,483,050
5.502%, 06/12/47 (c)	6,170,000	5,312,861
5.503%, 01/15/49 (c)	8,780,000	2,546,200
5.623%, 05/12/45	594,805	507,918
6.264%, 02/15/51 (c)	1,350,000	1,310,349
7.383%, 10/15/19 (144A) (c)	9,900,000	9,934,916
LB-UBS Commercial Mortgage Trust 6.500%, 09/15/45 (c)	1,100,000	932,546
Lone Star Portfolio Trust 8.059%, 09/15/28 (144A) (c)	5,545,947	5,671,565
8.376%, 09/15/20 (144A) (c)	4,794,471	4,762,848
ML-CFC Commercial Mortgage Trust 5.450%, 08/12/48 (144A) (c)	101,717	85,036
5.450%, 08/12/48 (c)	889,008	743,219
6.193%, 09/12/49 (c)	3,473,000	2,708,940
6.222%, 09/12/49 (c)	5,780,000	4,508,342

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Morgan Stanley Bank of America Merrill Lynch Trust 4.440%, 12/15/49 (c)	4,870,000	$4,920,874
4.679%, 10/15/48 (144A) (c)	9,534,000	6,202,319
Morgan Stanley Capital Trust 4.151%, 12/15/49 (c)	12,593,000	12,036,779
5.399%, 12/15/43	2,790,861	2,204,772
Multifamily Trust 8.489%, 04/25/46 (144A) (c)	13,772,875	14,685,452
Rosslyn Portfolio Trust 4.159%, 06/15/33 (144A) (c)	5,750,000	5,749,885
UBS-Barclays Commercial Mortgage Trust 5.000%, 05/10/63 (144A) (c)	4,530,000	2,493,369
Waterfall Commercial Mortgage Trust 4.104%, 09/14/22 (144A) (c) (d)	2,575,012	2,578,010
Wells Fargo Commercial Mortgage Trust 4.458%, 08/15/50	6,613,000	6,595,497
4.644%, 12/15/49 (c)	6,251,000	6,335,108
WF-RBS Commercial Mortgage Trust 3.016%, 11/15/47 (144A)	4,441,004	1,846,981
3.250%, 06/15/46 (144A)	8,240,000	5,931,243

		248,926,676

Total Mortgage-Backed Securities (Cost $493,524,754)		494,899,031

Floating Rate Loans (i)—8.0%

Air Freight & Logistics—0.1%
XPO Logistics, Inc. Term Loan B, 3.405%, 11/01/21	3,316,484	3,328,921

Airlines—0.1%
Air Canada Term Loan B, 3.460%, 10/06/23	3,081,208	3,097,899

Building Materials—0.1%
Quikrete Holdings, Inc. 1st Lien Term Loan, 3.976%, 11/15/23	3,080,520	3,078,382

Coal—0.1%
Murray Energy Corp. Term Loan B2, 04/16/20 (j)	3,450,832	3,379,659

Commercial Services—0.7%
Acosta Holdco, Inc. Term Loan, 4.476%, 09/26/21	7,870,356	7,126,891
Jaguar Holding Co. II Term Loan, 4.013%, 08/18/22	8,230,193	8,241,122
Prime Security Services Borrower LLC 1st Lien Term Loan, 3.974%, 05/02/22	8,269,275	8,290,684

		23,658,697

Distributors—0.2%
American Builders & Contractors Supply Co., Inc. Term Loan B, 3.726%, 10/31/23	8,094,713	8,122,259

Diversified Financial Services—0.0%
Nord Anglia Education Finance LLC Term Loan, 4.702%, 03/31/21	905,333	908,162

Electric—0.3%
Energy Future Intermediate Holding Co LLC Term Loan, 06/23/18 (j)	8,950,000	8,983,562

Engineering & Construction—0.0%
Panda Temple Power LLC Term Loan B, 03/04/22 (g) (j)	2,190,000	1,573,154

Entertainment—0.3%
Lions Gate Entertainment Corp. 1st Lien Term Loan, 4.226%, 12/08/23	5,131,813	5,163,245
Scientific Games International, Inc. Term Loan B3, 5.108%, 10/01/21	6,892,392	6,968,698

		12,131,943

Food—0.2%
Albertson’s LLC Term Loan B6, 4.251%, 06/22/23	6,904,695	6,836,187

Healthcare-Services—0.3%
DaVita HealthCare Partners, Inc. Term Loan B, 3.976%, 06/24/21	3,383,836	3,407,706
MPH Acquisition Holdings LLC Term Loan B, 4.296%, 06/07/23	8,158,336	8,167,514

		11,575,220

Hotels, Restaurants & Leisure—0.1%
1011778 B.C. Unlimited Liability Co. Term Loan B3, 3.500%, 02/16/24	3,123,520	3,122,871

Insurance—0.4%
RPI Finance Trust Term Loan B6, 3.296%, 03/27/23	6,591,863	6,623,800
UFC Holdings LLC 1st Lien Term Loan, 4.470%, 08/18/23	8,426,325	8,460,182

		15,083,982

Internet—0.2%
Ancestry.com Operations, Inc. 1st Lien Term Loan, 4.340%, 10/19/23	7,959,600	8,042,929

Lodging—0.5%
Boyd Gaming Corp. Term Loan B3, 3.688%, 09/15/23	4,557,111	4,569,725

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Floating Rate Loans (i)—(Continued)

Security Description	Principal Amount*	Value

Lodging—(Continued)
Hilton Worldwide Finance LLC Term Loan B2, 3.216%, 10/25/23	2,276,063	$2,285,388
MGM Growth Properties Operating Partnership L.P. Term Loan B, 3.476%, 04/25/23	6,859,626	6,878,490
Station Casinos LLC Term Loan B, 3.710%, 06/08/23	3,433,457	3,437,749

		17,171,352

Machinery—0.1%
Zebra Technologies Corp. Term Loan B, 3.723%, 10/27/21	3,462,418	3,481,912

Media—0.5%
CBS Radio, Inc. Term Loan B, 4.716%, 10/17/23	3,071,252	3,095,708
Charter Communications Operating LLC Term Loan I Add, 3.480%, 01/15/24	4,524,185	4,546,494
Numericable U.S. LLC Term Loan B10, 4.422%, 01/14/25	6,647,595	6,641,659
Univision Communications, Inc. Term Loan C5, 3.976%, 03/15/24	3,481,856	3,424,190

		17,708,051

Oil & Gas—0.0%
Hercules Offshore LLC Term Loan, 05/06/20 (g) (j)	1,299,787	987,838

Packaging & Containers—0.7%
Berry Plastics Group, Inc. Term Loan I, 3.680%, 10/01/22	7,565,071	7,582,569
BWAY Holding Co. Term Loan B, 4.326%, 04/03/24	6,500,000	6,502,321
Flex Acquisition Co., Inc. 1st Lien Term Loan, 4.398%, 12/29/23	3,096,000	3,112,254
Reynolds Group Holdings, Inc. Term Loan, 4.226%, 02/05/23	8,054,122	8,080,547

		25,277,691

Pharmaceuticals—0.3%
Catalent Pharma Solutions, Inc. Term Loan B, 3.976%, 05/20/21	1,958,078	1,975,211
Change Healthcare Holdings, Inc. Term Loan B, 3.976%, 03/01/24	7,082,250	7,092,208

		9,067,419

Professional Services—0.1%
Trans Union LLC Term Loan B2, 3.726%, 04/09/23	3,964,315	3,996,172

Real Estate—0.2%
Communications Sales & Leasing, Inc. Term Loan B, 4.226%, 10/24/22	8,227,929	8,236,469

Retail—1.2%
Academy, Ltd. Term Loan B, 5.200%, 07/01/22	9,832,614	7,751,374
Bass Pro Group LLC Term Loan B, 6.296%, 12/16/23	7,545,000	7,348,966
CWGS Group LLC Term Loan, 4.840%, 11/08/23	1,323,350	1,332,117
Leslie’s Poolmart, Inc. Term Loan, 4.871%, 08/16/23	3,126,375	3,139,078
Michaels Stores, Inc. Term Loan B1, 3.940%, 01/30/23	4,512,563	4,508,131
Party City Holdings, Inc. Term Loan, 4.190%, 08/19/22	4,309,931	4,318,012
Petco Animal Supplies, Inc. Term Loan B, 4.172%, 01/26/23	5,024,315	4,540,725
PetSmart, Inc. Term Loan B2, 4.220%, 03/11/22	9,401,225	8,754,158

		41,692,561

Software—0.3%
First Data Corp. Term Loan, 3.716%, 04/26/24	5,476,330	5,481,121
MA FinanceCo. LLC Term Loan B3, 3.964%, 06/21/24	470,771	471,300
Seattle Spinco, Inc. Term Loan B3, 4.030%, 06/21/24	3,179,229	3,182,806

		9,135,227

Telecommunications—0.8%
CenturyLink, Inc. Term Loan B, 1.375%, 01/31/25	8,830,000	8,744,852
Level 3 Financing, Inc. Term Loan B, 3.466%, 02/22/24	6,960,000	6,984,652
UPC Financing Partnership Term Loan AP, 3.909%, 04/15/25	4,570,000	4,580,854
Virgin Media Bristol LLC Term Loan I, 3.909%, 01/31/25	2,865,395	2,870,470
Windstream Services LLC Term Loan B6, 5.210%, 03/29/21	3,331,520	3,325,273

		26,506,101

Transportation—0.1%
Commercial Barge Line Co. 1st Lien Term Loan, 9.976%, 11/12/20	1,948,052	1,697,240

Trucking & Leasing—0.1%
Avolon TLB Borrower 1 (Luxembourg) S.a.r.l. Term Loan B2, 3.962%, 03/20/22	2,500,000	2,525,015

Total Floating Rate Loans (Cost $283,946,008)		280,406,875

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Foreign Government—7.4%

Security Description	Principal Amount*	Value

Regional Government—0.6%
Japan Finance Organization for Municipalities 4.000%, 01/13/21	1,900,000	$2,001,886
Provincia de Buenos Aires 6.500%, 02/15/23 (144A) (k)	18,940,000	19,337,740

		21,339,626

Sovereign—6.8%
Argentina POM Politica Monetaria 26.250%, 06/21/20 (ARS) (c)	139,850,000	8,733,263
Argentine Bonos del Tesoro 18.200%, 10/03/21 (ARS)	310,900,000	20,585,793
22.750%, 03/05/18 (ARS)	104,350,000	6,734,427
Argentine Republic Government International Bonds 5.625%, 01/26/22	2,570,000	2,631,680
6.875%, 04/22/21	2,150,000	2,300,500
7.500%, 04/22/26 (a)	17,550,000	18,910,125
7.625%, 04/22/46	1,170,000	1,197,495
Bahamas Government International Bond 5.750%, 01/16/24 (144A)	1,500,000	1,563,750
Bermuda Government International Bond 4.138%, 01/03/23 (144A)	2,000,000	2,085,000
Brazil Notas do Tesouro Nacional 10.000%, 01/01/21 (BRL)	25,000,000	7,191,734
Brazilian Government International Bond 6.000%, 04/07/26 (a)	31,240,000	33,707,960
Ecuador Government International Bond 10.750%, 03/28/22 (144A)	8,450,000	9,020,375
Egypt Government International Bond 6.125%, 01/31/22	8,380,000	8,560,170
Ghana Government International Bond 8.125%, 01/18/26 (k)	4,200,000	4,283,244
Guatemala Government Bond 4.375%, 06/05/27 (144A)	5,970,000	5,925,225
Honduras Government International Bond 6.250%, 01/19/27	4,140,000	4,274,550
Indonesia Government International Bonds 4.750%, 01/08/26 (a)	7,000,000	7,513,478
5.125%, 01/15/45	3,000,000	3,211,683
5.250%, 01/17/42	15,090,000	16,310,359
Kuwait International Government Bond 3.500%, 03/20/27 (144A)	9,350,000	9,551,960
Mexico Government International Bonds 4.125%, 01/21/26 (a)	8,170,000	8,492,715
4.750%, 03/08/44	10,710,000	10,720,710
Portugal Government International Bond 5.125%, 10/15/24 (144A) (a)	11,990,000	12,229,800
Russian Federal Bond - OFZ 7.050%, 01/19/28 (RUB)	1,079,240,000	17,430,710
Senegal Government International Bond 6.250%, 05/23/33 (144A) (k)	8,720,000	8,848,480

Sovereign—(Continued)
Uruguay Government International Bond 9.875%, 06/20/22 (144A) (UYU)	166,730,000	6,036,740

		238,051,926

Total Foreign Government (Cost $254,481,887)		259,391,552

U.S. Treasury & Government Agencies—7.3%

Agency Sponsored Mortgage - Backed—6.4%
Fannie Mae 15 Yr. Pool 2.500%, TBA (l)	15,000,000	15,057,751
3.000%, TBA (l)	15,000,000	15,378,515
4.000%, 07/01/18	18,737	19,397
4.000%, 08/01/18	25,553	26,453
4.000%, 03/01/19	30,470	31,543
5.000%, 12/01/21	13,660	14,175
Fannie Mae 20 Yr. Pool 8.500%, 08/01/19	6,435	6,606
Fannie Mae 30 Yr. Pool 3.000%, TBA (l)	18,800,000	18,745,577
3.500%, TBA (l)	20,500,000	21,019,525
4.000%, 04/01/47	3,070,600	3,245,133
4.000%, TBA (l)	15,600,000	16,371,773
4.500%, 05/01/39	1,975,835	2,152,498
4.500%, 08/01/40	5,321,681	5,756,206
4.500%, 05/01/41	3,632,130	3,928,759
4.500%, 11/01/43	2,734,546	2,933,809
5.000%, 01/01/39	353,184	385,566
5.000%, 06/01/40	199,112	217,834
5.000%, 07/01/40	142,744	156,080
6.000%, 07/01/38	21,381	24,073
6.500%, 08/01/31	307	340
6.500%, 12/01/36	1,309	1,510
6.500%, 06/01/37	16,334	18,067
6.500%, 10/01/37	19,598	21,927
7.000%, 05/01/26	1,302	1,381
7.000%, 07/01/30	268	275
7.000%, 01/01/31	275	294
7.000%, 07/01/31	1,255	1,330
7.000%, 09/01/31	3,011	3,316
7.000%, 10/01/31	2,769	3,107
7.000%, 11/01/31	22,909	24,542
7.000%, 01/01/32	5,763	5,902
7.000%, 02/01/32	4,398	4,543
7.500%, 12/01/29	474	482
7.500%, 01/01/30	506	601
7.500%, 02/01/30	332	335
7.500%, 06/01/30	400	401
7.500%, 08/01/30	85	87
7.500%, 09/01/30	571	629
7.500%, 10/01/30	87	97
7.500%, 11/01/30	10,147	10,712
7.500%, 02/01/31	3,450	3,531
8.000%, 08/01/27	1,070	1,189

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 8.000%, 07/01/30	613	$738
8.000%, 09/01/30	401	423
Fannie Mae REMICS (CMO) 1.566%, 05/25/34 (c)	130,497	130,181
4.500%, 06/25/29	280,250	298,023
9.750%, 11/25/18	54,520	56,433
9.750%, 08/25/19	16,881	17,429
Freddie Mac 30 Yr. Gold Pool 3.000%, 11/01/42	2,370,326	2,378,532
3.000%, TBA (l)	20,000,000	19,925,000
3.500%, TBA (l)	16,000,000	16,407,072
4.000%, 07/01/47	7,900,000	8,314,810
4.000%, TBA (l)	11,100,000	11,651,660
6.000%, 12/01/36	19,198	21,741
6.000%, 02/01/37	22,218	25,041
7.000%, 03/01/39	138,465	155,390
Freddie Mac Multifamily Structured Pass-Through Certificates 1.375%, 08/25/42 (c) (h)	70,400,000	3,802,790
Freddie Mac REMICS (CMO) 1,156.500%, 06/15/21 (h)	4	37
Ginnie Mae I 30 Yr. Pool 5.000%, 04/15/35	11,194	12,472
5.500%, 01/15/34	56,377	63,490
5.500%, 04/15/34	17,550	19,763
5.500%, 07/15/34	98,930	111,448
5.500%, 10/15/34	71,326	79,408
5.750%, 10/15/38	98,874	111,440
6.000%, 02/15/33	1,773	2,016
6.000%, 03/15/33	5,403	6,122
6.000%, 06/15/33	4,815	5,493
6.000%, 07/15/33	7,791	8,965
6.000%, 09/15/33	6,581	7,419
6.000%, 10/15/33	3,096	3,522
6.000%, 08/15/34	22,011	24,814
6.500%, 03/15/29	2,707	2,988
6.500%, 02/15/32	1,040	1,224
6.500%, 03/15/32	1,104	1,301
6.500%, 11/15/32	4,277	4,805
7.000%, 03/15/31	194	204
Ginnie Mae II 30 Yr. Pool 3.000%, TBA (l)	18,500,000	18,659,340
3.500%, 03/20/45	315,345	327,102
3.500%, 03/20/46	526,123	547,725
3.500%, TBA (l)	25,000,000	25,855,467
4.000%, 03/20/47	9,910,955	10,439,426
5.000%, 08/20/34	67,185	73,843
5.500%, 03/20/34	8,505	9,727
6.000%, 05/20/32	11,645	13,075
6.000%, 11/20/33	13,956	15,820
Ginnie Mae II ARM Pool 2.440%, 01/20/60 (c)	678,162	697,482
2.812%, 05/20/60 (c)	645,029	667,793

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association (CMO) 0.601%, 03/16/47 (c) (h)	7,405,057	151,290
0.777%, 04/16/52 (c) (h)	15,094,898	405,659
3.000%, 04/20/41	715,410	729,649

		227,821,463

Federal Agencies—0.1%
Tennessee Valley Authority 5.980%, 04/01/36	1,760,000	2,435,495

U.S. Treasury—0.8%
U.S. Treasury Bonds 3.000%, 02/15/47	7,160,000	7,385,984
U.S. Treasury Floating Rate Notes 1.171%, 10/31/17 (c)	10,000,000	10,006,140
1.275%, 01/31/18 (c)	10,000,000	10,017,140
U.S. Treasury Notes 1.750%, 05/31/22	240,000	238,594
1.875%, 04/30/22 (a)	420,000	419,918
2.125%, 05/15/25	10,000	9,937

		28,077,713

Total U.S. Treasury & Government Agencies (Cost $260,090,720)		258,334,671

Asset-Backed Securities—5.8%

Asset-Backed - Home Equity—0.8%
Asset-Backed Securities Corp. Home Equity Loan Trust 4.009%, 04/15/33 (c)	2,891	2,884
Bear Stearns Asset-Backed Securities Trust 1.446%, 11/25/36 (c)	12,758,000	9,497,919
1.956%, 01/25/34 (c)	17,884	17,355
EMC Mortgage Loan Trust 1.474%, 05/25/43 (144A) (c)	599,039	588,645
Structured Asset Securities Corp. Mortgage Loan Trust 1.436%, 02/25/36 (144A) (c)	2,639,062	177,592
WaMu Asset-Backed Certificates Trust 1.386%, 07/25/47 (c)	28,405,339	19,723,006

		30,007,401

Asset-Backed - Manufactured Housing—0.4%
Conseco Financial Corp. 7.030%, 07/15/28 (c)	7,032,524	6,882,472
Greenpoint Manufactured Housing 4.659%, 03/18/29 (c)	400,000	371,485
4.890%, 06/19/29 (c)	325,000	311,671
Manufactured Housing Contract Trust Pass-Through Certificates 4.391%, 03/13/32 (c)	400,000	379,235
4.494%, 02/20/32 (c)	250,000	236,456

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Manufactured Housing—(Continued)
Origen Manufactured Housing Contract Trust 2.775%, 04/15/37 (c)	1,401,297	$1,288,757
2.818%, 10/15/37 (c)	1,559,969	1,367,426
UCFC Manufactured Housing Contract 7.095%, 04/15/29 (c)	4,615,408	4,417,456

		15,254,958

Asset-Backed - Other—4.1%
AIMCO CLO 5.013%, 07/20/29 (144A) (c)	7,250,000	7,306,579
Ammc CLO, Ltd. 6.962%, 04/17/29 (144A) (c)	8,100,000	7,607,585
Amortizing Residential Collateral Trust 3.016%, 08/25/32 (c)	28,312	26,254
Applebee’s Funding LLC / IHOP Funding LLC 4.277%, 09/05/44 (144A)	5,210,000	5,128,483
Ares CLO, Ltd. 7.758%, 10/15/27 (144A) (c)	5,500,000	5,533,599
Barings CLO, Ltd. Zero Coupon, 07/18/29 (144A) (c)	4,600,000	4,197,500
Bear Stearns Asset-Backed Securities Trust 6.000%, 10/25/36	1,903,582	1,466,834
Carlyle Global Market Strategies CLO, Ltd. Zero Coupon, 07/20/31 (144A) (c)	9,500,000	9,536,423
Catskill Park CLO, Ltd. 7.085%, 04/20/29 (144A) (c)	10,200,000	9,895,632
Countrywide Asset-Backed Certificates Trust 3.091%, 06/25/34 (c)	141,719	134,253
Countrywide Revolving Home Equity Loan Resecuritization Trust 1.289%, 12/15/33 (144A) (c)	195,966	169,770
Countrywide Revolving Home Equity Loan Trust 1.299%, 07/15/36 (c)	389,432	340,260
Encore Credit Receivables Trust 2.251%, 10/25/35 (c)	2,327,806	1,569,070
First Horizon Asset-Backed Trust 1.376%, 10/25/34 (c)	22,676	22,229
GSAMP Trust 1.416%, 01/25/36 (c)	99,085	14,642
HSI Asset Securitization Corp. Trust 1.636%, 11/25/35 (c)	4,000,000	3,684,560
Long Beach Mortgage Loan Trust 1.734%, 01/21/31 (c)	21,094	20,436
Madison Park Funding, Ltd. 6.506%, 10/21/26 (144A) (c)	3,500,000	3,496,696
MidOcean Credit CLO IV 5.058%, 04/15/27 (144A) (c)	1,750,000	1,750,115
Midocean Credit CLO VII Zero Coupon, 07/15/29 (144A) (c)	4,750,000	4,732,054
Northwoods Capital, Ltd. Zero Coupon, 06/20/29 (144A) (c)	5,250,000	4,939,079
Oaktree CLO, Ltd. 6.630%, 10/20/27 (144A) (c)	6,150,000	6,043,562
Ocean Trails CLO 8.908%, 07/15/28 (144A) (c)	5,120,000	5,205,873

Asset-Backed - Other—(Continued)
Park Place Securities, Inc. 1.846%, 09/25/35 (c)	9,550,000	7,602,765
Regatta IV Funding, Ltd. 4.656%, 07/25/26 (144A) (c)	3,250,000	3,232,255
SACO I Trust 1.476%, 06/25/36 (c)	311,568	643,368
1.556%, 03/25/36 (c)	77,437	146,726
SBA Small Business Investment Cos. 2.845%, 03/10/27	12,860,000	13,040,003
SoFi Consumer Loan Program LLC 3.280%, 01/26/26 (144A)	5,219,013	5,286,963
Thayer Park CLO, Ltd. 7.188%, 04/20/29 (144A) (c)	8,400,000	8,273,236
Treman Park CLO, Ltd. 5.016%, 04/20/27 (144A) (c)	1,700,000	1,700,284
Venture CLO, Ltd. 5.206%, 04/20/27 (144A) (c)	9,105,000	9,132,688
Voya CLO, Ltd. 6.758%, 04/18/27 (144A) (c)	4,000,000	4,000,000
7.325%, 06/07/30 (144A) (c)	8,000,000	7,821,520

		143,701,296

Asset-Backed - Student Loan—0.5%
DRB Prime Student Loan Trust 3.170%, 07/25/31 (144A)	3,450,551	3,469,262
National Collegiate Student Loan Trust 2.066%, 03/25/38 (c)	8,084,455	5,011,595
Nelnet Student Loan Trust Zero Coupon, 03/22/32 (c)	6,200,000	5,815,854
SoFi Professional Loan Program LLC Zero Coupon, 08/25/36 (144A) (d)	500	2,046,875

		16,343,586

Total Asset-Backed Securities (Cost $202,373,095)		205,307,241

Convertible Bonds—0.8%

Internet—0.1%
WebMD Health Corp. 2.625%, 06/15/23 (a)	4,960,000	4,854,600

Oil & Gas—0.2%
Chesapeake Energy Corp. 5.500%, 09/15/26	850,000	794,750
Oasis Petroleum, Inc. 2.625%, 09/15/23	960,000	941,400
Whiting Petroleum Corp. 1.250%, 04/01/20 (a)	7,350,000	6,210,750

		7,946,900

Semiconductors—0.4%
Microchip Technology, Inc. 1.625%, 02/15/27 (144A)	5,140,000	5,403,425
2.250%, 02/15/37 (144A)	2,480,000	2,588,500

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Convertible Bonds—(Continued)

Security Description	Principal Amount*/ Shares	Value

Semiconductors—(Continued)
ON Semiconductor Corp. 1.625%, 10/15/23 (a)	5,150,000	$5,150,000

		13,141,925

Telecommunications—0.1%
Finisar Corp. 0.500%, 12/15/36 (a)	2,790,000	2,723,738

Total Convertible Bonds (Cost $28,765,209)		28,667,163

Convertible Preferred Stocks—0.7%

Banks—0.2%
Wells Fargo & Co., Series L 7.500%, 12/31/49	4,965	6,509,661

Oil, Gas & Consumable Fuels—0.3%
Sanchez Energy Corp. 4.875%, 12/31/49	51,400	1,374,950
6.500%, 12/31/49	316,355	8,541,585

		9,916,535

Pharmaceuticals—0.2%
Allergan plc 5.500%, 03/01/18	9,490	8,238,079

Total Convertible Preferred Stocks (Cost $28,186,575)		24,664,275

Municipals—0.3%
Brazos Harbor Industrial Development Corp., Environmental Facilities, Dow Chemical Project., Revenue Bonds 5.900%, 05/01/38 (c)	1,505,000	1,550,541
Brazos River Harbor, TX Navigation District , Dow Chemical Co. Project, Revenue Bonds 5.950%, 05/15/33	3,360,000	3,538,651
Massachusetts State Development Finance Agency, Board Institute, Revenue Bonds 5.375%, 04/01/41	400,000	449,428
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds 5.000%, 12/15/30	750,000	828,743
5.000%, 12/15/31	1,550,000	1,706,999
Virginia Housing Development Authority 6.000%, 06/25/34	746,091	801,973

Total Municipals (Cost $8,272,748)		8,876,335

Preferred Stocks—0.1%
Security Description	Shares	Value

Air Freight & Logistics—0.0%
CEVA Group plc - Series A2 (g)	864	194,337

Banks—0.1%
Citigroup Capital, 7.542% (c)	51,160	1,329,137

Marine—0.0%
Tricer Tracking Preferred Equity Certificates, 8.000% (f) (g)	10,446,300	104,463

Oil & Gas—0.0%
Berry Petroleum Corp. (g)	82,628	888,251

Total Preferred Stocks (Cost $4,251,439)		2,516,188

Common Stocks—0.1%

Air Freight & Logistics—0.0%
CEVA Group plc (g) (m)	399	95,760

Diversified Consumer Services—0.0%
Ascent CNR Corp. - Class A (g) (m)	1,399,556	27,991

Household Durables—0.0%
Desarrolladora Homex S.A.B. de C.V. (m)	220,114	16,495

Marine—0.0%
Tricer Holdco SCA (f) (g) (m)	23,504	60,640

Media—0.0%
Cengage Learning, Inc.	10,995	96,206
ION Media Networks, Inc. (m)	785	510,250

		606,456

Metals & Mining—0.0%
Mirabela Nickel, Ltd. (f) (g) (m)	7,827,755	6

Oil & Gas—0.1%
Berry Petroleum Corp. (g) (m)	74,879	692,631

Oil, Gas & Consumable Fuels—0.0%
Frontera Energy Corp. (m)	3,963	102,808
Sanchez Energy Corp. (m)	46,373	332,958

		435,766

Total Common Stocks (Cost $5,459,474)		1,935,745

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Purchased Option—0.0%

Security Description	Notional Amount*/ Shares/ Principal Amount*	Value

Foreign Currency Purchased Option—0.0%
USD Call/CNH Put, Strike Price CNH 7.00, Expires 08/24/17 (Counterparty - Barclays Bank plc) (Cost $272,796)	70,490,000	$45,959

Warrant—0.0%

Sovereign—0.0%
Venezuela Government Oil-Linked Payment Obligation, Expires 04/15/20 (m) (Cost $0)	1,700	6,800

Escrow Shares—0.0%

Energy Equipment & Services—0.0%
Hercules Offshore, Inc. (f) (g)	10,611	2,992

Forest Products & Paper—0.0%
Sino-Forest Corp.	1,246,000	0
Sino-Forest Corp.	500,000	0

		0

Oil & Gas—0.0%
Berry Petroleum Co. LLC (f) (g)	850,000	0
Berry Petroleum Co. LLC (f) (g)	1,040,000	0

		0

Total Escrow Shares (Cost $476,680)		2,992

Short-Term Investments—3.9%

Discount Note—1.1%
Freddie Mac 0.881%, 09/15/17 (n)	40,000,000	39,915,320

Repurchase Agreements—2.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $18,938,323 on 07/03/17, collateralized by $19,310,000 U.S. Government Agency Obligations with rates ranging from 0.000% - 1.125%, maturity dates ranging from 09/22/17 - 10/26/17, with a value of $19,317,127.	18,938,134	18,938,134
Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $80,007,200 on 07/03/17, collateralized by $68,888,400 U.S. Treasury Bond at 3.750% due 11/15/43 with a value of $80,978,865.	80,000,000	$80,000,000

		98,938,134

Total Short-Term Investments (Cost $138,863,907)		138,853,454

Securities Lending Reinvestments (o)—13.1%

Certificates of Deposit—7.9%
ABN AMRO Bank NV Zero Coupon, 09/05/17	17,426,807	17,463,250
Banco Del Estado De Chile New York 1.429%, 10/19/17 (c)	11,000,000	11,002,618
Bank of America N.A. 1.507%, 07/11/17 (c)	18,000,000	18,003,171
Bank of Montreal 1.130%, 07/07/17	12,500,000	12,499,875
BNP Paribas New York 1.372%, 02/15/18 (c)	9,000,000	9,001,440
Canadian Imperial Bank 1.630%, 10/27/17 (c)	3,500,000	3,503,938
Cooperative Rabobank UA New York 1.555%, 10/13/17 (c)	4,000,000	4,004,612
1.558%, 10/13/17 (c)	4,000,000	4,005,426
Credit Suisse AG New York 1.314%, 11/07/17 (c)	1,500,000	1,500,122
1.366%, 10/06/17 (c)	5,000,000	5,001,240
1.432%, 10/16/17 (c)	12,500,000	12,502,675
1.912%, 11/03/17 (c)	501,107	501,018
DNB NOR Bank ASA 1.412%, 07/28/17 (c)	7,300,000	7,300,912
KBC Bank NV Zero Coupon, 08/22/17	4,983,698	4,991,950
Zero Coupon, 09/08/17	4,982,809	4,989,050
1.250%, 08/08/17	8,000,000	8,000,240
Mitsubishi UFJ Trust and Banking Corp. 1.266%, 12/05/17 (c)	2,000,000	2,000,046
1.367%, 10/11/17 (c)	16,500,000	16,503,696
Mizuho Bank, Ltd., New York 1.397%, 10/11/17 (c)	7,500,000	7,499,752
1.400%, 11/27/17 (c)	2,500,000	2,498,850
1.469%, 10/18/17 (c)	6,500,000	6,499,558
1.610%, 08/02/17 (c)	3,000,000	3,000,915
Natixis New York 1.287%, 11/13/17 (c)	5,000,000	4,999,450
1.506%, 08/03/17 (c)	10,000,000	10,003,020

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (o)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Norinchukin Bank New York 1.584%, 08/21/17 (c)	8,000,000	$8,002,952
1.687%, 07/12/17 (c)	15,000,000	15,001,815
Royal Bank of Canada New York 1.358%, 06/12/18 (c)	8,000,000	7,997,296
1.555%, 10/13/17 (c)	2,000,000	2,002,022
Sumitomo Mitsui Banking Corp., New York 1.330%, 02/08/18 (c)	7,500,000	7,499,317
1.357%, 10/12/17 (c)	3,000,000	3,000,843
1.551%, 08/01/17 (c)	7,700,000	7,702,995
Sumitomo Mitsui Trust Bank, Ltd., New York 1.297%, 11/13/17 (c)	5,000,000	4,999,635
1.342%, 11/16/17 (c)	5,000,000	4,999,685
1.377%, 10/11/17 (c)	2,500,000	2,501,761
1.466%, 10/26/17 (c)	10,000,000	10,002,560
Toronto Dominion Bank New York 1.467%, 03/13/18 (c)	10,300,000	10,307,653
1.475%, 01/10/18 (c)	5,000,000	5,008,313
UBS, Stamford 1.722%, 07/31/17 (c)	4,204,292	4,202,399
Wells Fargo Bank San Francisco N.A. 1.547%, 10/26/17 (c)	7,000,000	7,006,258

		277,512,328

Commercial Paper—1.6%
Atlantic Asset Securitization LLC 1.170%, 07/12/17	5,982,255	5,997,828
Barton Capital S.A. 1.290%, 09/12/17	8,472,588	8,479,192
Commonwealth Bank Australia 1.522%, 10/23/17 (c)	7,000,000	7,007,380
ING Funding LLC 1.234%, 12/07/17 (c)	4,000,000	4,001,381
1.277%, 11/13/17 (c)	4,000,000	3,999,708
LMA S.A. & LMA Americas 1.150%, 07/07/17	9,997,764	9,998,722
1.180%, 07/11/17	2,991,150	2,999,004
Ridgefield Funding Co. LLC 1.434%, 09/07/17 (c)	3,000,000	3,001,201
Westpac Banking Corp. 1.506%, 10/20/17 (c)	11,600,000	11,611,565

		57,095,981

Repurchase Agreements—3.3%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $832,427 on 07/03/17, collateralized by $866,464 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $848,999.	832,352	832,352

Repurchase Agreements—(Continued)
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/17 at 1.100% to be repurchased at $11,001,008 on 07/03/17, collateralized by $10,957,725 U.S. Treasury and Foreign Obligations with rates ranging from 1.375% - 4.500%, maturity dates ranging from 04/10/18 - 02/15/36, with a value of $11,220,001.	11,000,000	11,000,000
Repurchase Agreement dated 01/25/17 at 1.710% to be repurchased at $2,023,750 on 10/02/17, collateralized by various Common Stock with a value of $2,200,000.	2,000,000	2,000,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $20,002,000 on 07/03/17, collateralized by $20,334,667 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $20,400,061.	20,000,000	20,000,000
Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $17,013,175 on 07/03/17, collateralized by $3,695 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $18,901,000.	17,000,000	17,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $9,546,028 on 09/29/17, collateralized by various Common Stock with a value of $10,450,002.	9,500,000	9,500,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/08/17 at 1.150% to be repurchased at $15,013,896 on 07/07/17, collateralized by $13,525,239 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 07/20/17 - 05/15/46, with a value of $15,309,989.	15,000,000	15,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $9,653,876 on 10/02/17, collateralized by various Common Stock with a value of $10,450,000.	9,500,000	9,500,000

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (o)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $7,557,356 on 10/02/17, collateralized by various Common Stock with a value of $8,250,001.	7,500,000	$7,500,000
Natixis New York Repurchase Agreement dated 06/30/17 at 1.340% to be repurchased at $15,001,675 on 07/03/17, collateralized by $29,910,927 U.S. Government Agency and Treasury Obligations with rates ranging from 0.125% - 8.125%, maturity dates ranging from 04/15/18 - 08/16/58, with a value of $15,301,781.	15,000,000	15,000,000
Royal Bank of Scotland Securities, Inc. Repurchase Agreement dated 06/30/17 at 1.060% to be repurchased at $10,002,061 on 07/07/17, collateralized by $10,211,044 U.S. Treasury Obligations with rates ranging from 1.118% - 2.000%, maturity dates ranging from 07/31/17 - 02/15/25, with a value of $10,200,282.	10,000,000	10,000,000

		117,332,352

Time Deposit—0.3%
Shinkin Central Bank 1.330%, 07/26/17	9,000,000	9,000,000

Total Securities Lending Reinvestments (Cost $460,848,518)		460,940,661

Total Investments—116.6% (Cost $4,029,508,506) (p)		4,099,997,976
Other assets and liabilities (net)—(16.6)%		(584,610,134)

Net Assets—100.0%		$3,515,387,842

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $437,783,087 and the collateral received consisted of cash in the amount of $460,774,822. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2017, the market value of restricted securities was $10,088,640, which is 0.3% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(f)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2017, these securities represent less than 0.05% of net assets.
(g)	Illiquid security. As of June 30, 2017, these securities represent 1.1% of net assets.
(h)	Interest only security.
(i)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(j)	This loan will settle after June 30, 2017, at which time the interest rate will be determined.
(k)	Principal amount of security is adjusted for inflation.
(l)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(m)	Non-income producing security.
(n)	The rate shown represents current yield to maturity.
(o)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(p)	As of June 30, 2017, the aggregate cost of investments was $4,029,508,506. The aggregate unrealized appreciation and depreciation of investments were $132,118,234 and $(61,628,764), respectively, resulting in net unrealized appreciation of $70,489,470.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2017, the market value of 144A securities was $1,207,757,919, which is 34.4% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(ARS)—	Argentine Peso
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(GBP)—	British Pound
(REMIC)—	Real Estate Mortgage Investment Conduit
(RUB)—	Russian Ruble
(UYU)—	Uruguayan Peso

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Alta Wind Holdings LLC, 7.000%, 06/30/35	07/14/10	$1,424,865	$1,424,866	$1,614,591
Bayview Commercial Asset Trust, Zero Coupon, 07/25/37	11/23/10	3,565,712	339,857	0
Compiler Finance Sub, Inc., 7.000%, 05/01/21	04/10/15	70,000	57,821	35,088
Countrywide Home Loan Reperforming Loan REMIC Trust, 5.195%, 03/25/35	01/08/15	7,605,237	1,107,513	910,710
Midwest Vanadium Pty, Ltd., 11.500%, 02/15/18	05/05/11 - 05/24/11	952,902	982,680	23,823
Mirabela Nickel, Ltd., 1.000%, 09/10/44	09/10/14 - 10/21/16	36,414	32,882	0
NSG Holdings LLC / NSG Holdings, Inc., 7.750%, 12/15/25	01/25/13	2,678,645	2,832,614	2,879,543
SoFi Professional Loan Program LLC, Zero Coupon, 08/25/36	08/05/15	500	2,964,375	2,046,875
Waterfall Commercial Mortgage Trust, 4.104%, 09/14/22	09/08/15 - 11/18/16	2,575,012	2,562,814	2,578,010

				$10,088,640

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
ARS	232,614,000	Citibank N.A.	08/15/17	$	13,881,602	$(177,243)
ARS	295,610,000	JPMorgan Chase Bank N.A.	11/15/17		17,013,525	(375,707)
BRL	2,339,900	Barclays Bank plc	07/20/17		702,820	1,199
BRL	58,410,000	Barclays Bank plc	07/20/17		17,544,229	29,926
BRL	75,000,000	Barclays Bank plc	07/20/17		22,527,258	38,425
CAD	17,300,000	Barclays Bank plc	07/20/17		12,721,879	622,539
CAD	28,040,000	Barclays Bank plc	07/20/17		21,206,887	421,869
CNH	180,500,000	Citibank N.A.	07/20/17		26,472,098	118,598
CNH	92,659,105	Bank of America N.A.	08/28/17		13,368,793	243,068
EUR	7,840,000	Bank of America N.A.	07/20/17		8,726,853	234,478
EUR	8,960,000	Bank of America N.A.	07/20/17		9,963,242	278,279
EUR	14,460,000	Bank of America N.A.	07/20/17		15,797,333	730,836
EUR	903,001	Barclays Bank plc	07/20/17		1,007,998	24,156
EUR	1,148,001	Barclays Bank plc	07/20/17		1,251,666	60,530
EUR	1,184,001	Barclays Bank plc	07/20/17		1,331,883	21,462
EUR	2,303,001	Barclays Bank plc	07/20/17		2,581,420	50,972
EUR	2,743,001	Barclays Bank plc	07/20/17		3,015,600	119,724
EUR	17,020,000	Barclays Bank plc	07/20/17		18,765,401	688,917
EUR	21,620,000	Barclays Bank plc	07/20/17		24,220,929	491,313
GBP	42,690,000	Barclays Bank plc	07/20/17		54,844,825	783,473
IDR	232,989,755,439	JPMorgan Chase Bank N.A.	07/20/17		17,432,829	20,191
INR	1,167,430,000	Barclays Bank plc	07/20/17		17,924,612	101,608
JPY	1,000,970,000	Bank of America N.A.	07/20/17		8,866,262	38,870
JPY	1,036,040,000	Bank of America N.A.	07/20/17		9,152,580	64,554
MXN	598,473,342	Goldman Sachs Capital Markets, Inc.	07/20/17		31,269,507	1,627,938
TWD	1,338,152,000	Barclays Bank plc	07/20/17		43,928,567	81,462
ZAR	234,627,000	Morgan Stanley & Co. International plc	07/20/17		16,922,372	966,155

Contracts to Deliver
ARS	145,000,000	JPMorgan Chase Bank N.A.	11/15/17		8,224,617	63,582
AUD	12,108,931	Barclays Bank plc	07/20/17		9,062,203	(242,904)
BRL	59,007,677	Barclays Bank plc	07/20/17		18,552,373	798,392
CAD	83,760,528	Barclays Bank plc	07/20/17		62,880,919	(1,728,069)
CAD	17,300,000	Barclays Bank plc	07/20/17		13,087,599	(256,819)
CAD	12,715,512	Barclays Bank plc	07/20/17		9,296,324	(511,832)
CAD	49,882	Barclays Bank plc	07/20/17		36,597	(1,880)
CLP	29,341,580,000	Barclays Bank plc	10/19/17		44,059,734	201
CNH	180,500,000	Barclays Bank plc	07/20/17		26,063,853	(526,844)
CNH	92,659,105	Barclays Bank plc	08/28/17		13,365,515	(246,346)
CNH	180,500,000	Citibank N.A.	10/19/17		26,298,536	(127,276)

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	1,314,001	BNP Paribas S.A.	07/20/17	$	1,484,059	$(17,880)
EUR	2,060,514	Barclays Bank plc	07/20/17		2,196,042	(159,181)
EUR	1,436,001	Barclays Bank plc	07/20/17		1,616,951	(24,436)
GBP	27,174,682	Bank of America N.A.	07/20/17		35,175,995	(234,670)
GBP	21,370,000	Bank of America N.A.	07/20/17		27,672,227	(174,499)
GBP	20,442,151	Barclays Bank plc	07/20/17		25,603,344	(1,034,324)
JPY	11,045,696,534	Barclays Bank plc	07/20/17		101,169,596	2,901,520
MXN	368,438,860	Bank of America N.A.	07/20/17		19,401,730	(850,963)
MXN	330,000	Bank of America N.A.	07/20/17		17,531	(609)
MXN	230,034,483	Goldman Sachs Capital Markets, Inc.	07/20/17		12,217,031	(427,720)
NZD	7,900,000	Bank of America N.A.	07/20/17		5,488,802	(298,804)
SEK	30,000,000	Barclays Bank plc	07/20/17		3,426,936	(136,981)
SEK	435,647	Barclays Bank plc	07/20/17		49,481	(2,272)
TWD	2,718,785,000	Barclays Bank plc	07/20/17		89,316,196	(101,004)
ZAR	234,627,000	Morgan Stanley & Co. International plc	07/20/17		17,580,794	(307,734)

Net Unrealized Appreciation						$3,658,240

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
90 Day Eurodollar Futures	12/17/18	1,296	USD	317,168,612	$999,388
Australian 10 Year Treasury Bond Futures	09/15/17	962	AUD	126,062,868	(1,318,140)
Euro-BTP Futures	09/07/17	665	EUR	88,977,527	1,017,168
U.S. Treasury Note 10 Year Futures	09/20/17	5,404	USD	680,526,991	(2,156,115)
U.S. Treasury Note 2 Year Futures	09/29/17	32	USD	6,923,274	(7,774)
U.S. Treasury Note Ultra 10 Year Futures	09/20/17	97	USD	13,058,940	17,872
U.S. Treasury Ultra Long Bond Futures	09/20/17	178	USD	29,149,821	375,929

Futures Contracts—Short
3 Month Euribor	12/17/18	(1,110)	EUR	(277,476,056)	(312,600)
90 Day Eurodollar Futures	12/16/19	(1,296)	USD	(316,152,188)	(1,222,012)
Euro-Bund Futures	09/07/17	(898)	EUR	(147,891,108)	2,891,750
U.S. Treasury Long Bond Futures	09/20/17	(387)	USD	(59,514,710)	37,647
U.S. Treasury Note 5 Year Futures	09/29/17	(201)	USD	(23,809,627)	124,604

Net Unrealized Appreciation					$447,717

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation
Pay	1 Day CDI	14.850%	01/04/21	Bank of America N.A.	BRL	190,843,760	$6,966,491	$—	$6,966,491

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	1.185%	06/13/21	USD	56,430,000	$(1,433,497)
Pay	3M LIBOR	1.355%	12/13/18	USD	851,950,000	(2,022,819)
Pay	3M NZD-BBR-FRA	2.103%	08/02/21	NZD	56,400,000	(991,850)

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Centrally Cleared Interest Rate Swaps—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	3M NZD-BBR-FRA	2.105%	08/04/21	NZD	55,490,000	$(974,523)
Pay	3M NZD-BBR-FRA	2.105%	08/04/21	NZD	55,490,000	(974,523)
Receive	3M CDOR	1.085%	12/09/18	CAD	1,116,900,000	3,030,823
Receive	3M LIBOR	1.081%	08/02/21	USD	38,970,000	1,206,238
Receive	3M LIBOR	1.142%	08/04/21	USD	38,950,000	1,115,004
Receive	3M LIBOR	1.144%	08/04/21	USD	38,950,000	1,111,926
Receive	3M LIBOR	1.580%	06/13/26	USD	56,280,000	3,052,515
Receive	3M LIBOR	2.000%	05/16/23	USD	476,000,000	2,087,168
Receive	3M STIBOR	(0.220)%	03/14/19	SEK	3,817,370,000	(821,961)

Net Unrealized Appreciation						$4,384,501

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2017(b)	Notional Amount(c)		Unrealized Appreciation
CDX.NA.HY.28	(5.000%)	06/20/22	3.390%	USD	109,310,000	$712,837

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(b)	Notional Amount(c)		Unrealized Appreciation
CDX.NA.IG.28	1.000%	06/20/22	0.000%	USD	80,160,000	$229,740

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
Securities in the amount of $8,055,733 have been received at the custodian bank as collateral for OTC swap contracts.
(ARS)—	Argentine Peso
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CLP)—	Chilean Peso
(CNH)—	Chinese Renminbi
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NZD)—	New Zealand Dollar
(SEK)—	Swedish Krona
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar
(ZAR)—	South African Rand
(BBR)—	Bank Bill Rate
(CDI)—	Brazil Interbank Deposit Rate
(CDOR)—	Canadian Dollar Offered Rate
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(EURIBOR)—	Euro InterBank Offered Rate
(LIBOR)—	London Interbank Offered Rate
(STIBOR)—	Stockholm Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Advertising	$—	$127,812	$—	$127,812
Aerospace/Defense	—	18,998,395	—	18,998,395
Agriculture	—	9,254,272	—	9,254,272
Airlines	—	2,606,847	—	2,606,847
Apparel	—	25,816,701	—	25,816,701
Auto Manufacturers	—	13,475,204	—	13,475,204
Auto Parts & Equipment	—	46,968,715	—	46,968,715
Banks	—	368,142,519	—	368,142,519
Beverages	—	17,374,452	—	17,374,452
Biotechnology	—	16,222,340	—	16,222,340
Building Materials	—	6,385,247	—	6,385,247
Chemicals	—	1,891,455	—	1,891,455
Commercial Services	—	43,130,023	—	43,130,023
Computers	—	13,719,622	—	13,719,622
Diversified Financial Services	—	69,053,149	—	69,053,149
Electric	—	50,348,903	—	50,348,903
Energy-Alternate Sources	—	1,614,591	—	1,614,591
Engineering & Construction	—	10,609,409	—	10,609,409

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Entertainment	$—	$20,795,069	$—	$20,795,069
Environmental Control	—	1,371,745	—	1,371,745
Food	—	15,507,904	—	15,507,904
Food Service	—	5,957,250	—	5,957,250
Forest Products & Paper	—	10,443,150	—	10,443,150
Healthcare-Products	—	36,580,508	—	36,580,508
Healthcare-Services	—	62,851,735	—	62,851,735
Holding Companies-Diversified	—	3,801,212	—	3,801,212
Home Builders	—	24,780,210	—	24,780,210
Household Products/Wares	—	4,217,325	—	4,217,325
Housewares	—	3,547,124	—	3,547,124
Insurance	—	23,478,036	—	23,478,036
Internet	—	13,880,703	—	13,880,703
Iron/Steel	—	12,862,763	—	12,862,763
Leisure Time	—	26,002,590	—	26,002,590
Lodging	—	18,235,468	—	18,235,468
Machinery-Construction & Mining	—	9,431,475	—	9,431,475
Media	—	114,808,458	—	114,808,458
Metal Fabricate/Hardware	—	2,977,123	—	2,977,123
Mining	—	104,708,264	0	104,708,264
Miscellaneous Manufacturing	—	23,269,192	—	23,269,192
Oil & Gas	—	206,262,765	—	206,262,765
Oil & Gas Services	—	22,829,546	—	22,829,546
Packaging & Containers	—	30,112,834	—	30,112,834
Pharmaceuticals	—	49,216,301	—	49,216,301
Pipelines	—	117,184,474	—	117,184,474
Real Estate Investment Trusts	—	20,729,195	—	20,729,195
Retail	—	51,373,460	—	51,373,460
Savings & Loans	—	3,531,925	—	3,531,925
Semiconductors	—	7,514,635	—	7,514,635
Software	—	22,598,668	—	22,598,668
Telecommunications	—	100,722,817	—	100,722,817
Textiles	—	4,544,049	—	4,544,049
Transportation	—	23,349,377	—	23,349,377
Trucking & Leasing	—	16,225,816	—	16,225,816
Water	—	3,706,212	—	3,706,212
Total Corporate Bonds & Notes	—	1,935,149,034	0	1,935,149,034
Total Mortgage-Backed Securities*	—	494,899,031	—	494,899,031
Total Floating Rate Loans*	—	280,406,875	—	280,406,875
Total Foreign Government*	—	259,391,552	—	259,391,552
Total U.S. Treasury & Government Agencies*	—	258,334,671	—	258,334,671
Total Asset-Backed Securities*	—	205,307,241	—	205,307,241
Total Convertible Bonds*	—	28,667,163	—	28,667,163
Total Convertible Preferred Stocks*	24,664,275	—	—	24,664,275
Total Municipals	—	8,876,335	—	8,876,335
Preferred Stocks
Air Freight & Logistics	—	194,337	—	194,337
Banks	1,329,137	—	—	1,329,137
Marine	—	—	104,463	104,463
Oil & Gas	—	888,251	—	888,251
Total Preferred Stocks	1,329,137	1,082,588	104,463	2,516,188
Common Stocks
Air Freight & Logistics	—	95,760	—	95,760
Diversified Consumer Services	—	27,991	—	27,991
Household Durables	16,495	—	—	16,495
Marine	—	—	60,640	60,640

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Media	$—	$606,456	$—	$606,456
Metals & Mining	—	—	6	6
Oil & Gas	—	692,631	—	692,631
Oil, Gas & Consumable Fuels	435,766	—	—	435,766
Total Common Stocks	452,261	1,422,838	60,646	1,935,745
Total Purchased Option*	—	45,959	—	45,959
Total Warrant*	—	6,800	—	6,800
Total Escrow Shares*	—	—	2,992	2,992
Short-Term Investments
Discount Note	—	39,915,320	—	39,915,320
Repurchase Agreements	—	98,938,134	—	98,938,134
Total Short-Term Investments	—	138,853,454	—	138,853,454
Securities Lending Reinvestments
Certificates of Deposit	—	277,512,328	—	277,512,328
Commercial Paper	—	57,095,981	—	57,095,981
Repurchase Agreements	—	117,332,352	—	117,332,352
Time Deposit	—	9,000,000	—	9,000,000
Total Securities Lending Reinvestments	—	460,940,661	—	460,940,661
Total Investments	$26,445,673	$4,073,384,202	$168,101	$4,099,997,976

Collateral for Securities Loaned (Liability)	$—	$(460,774,822)	$—	$(460,774,822)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$11,624,237	$—	$11,624,237
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(7,965,997)	—	(7,965,997)
Total Forward Contracts	$—	$3,658,240	$—	$3,658,240
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$5,464,358	$—	$—	$5,464,358
Futures Contracts (Unrealized Depreciation)	(5,016,641)	—	—	(5,016,641)
Total Futures Contracts	$447,717	$—	$—	$447,717
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$12,546,251	$—	$12,546,251
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(7,219,173)	—	(7,219,173)
Total Centrally Cleared Swap Contracts	$—	$5,327,078	$—	$5,327,078
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$6,966,491	$—	$6,966,491

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2017 is not presented.

Transfers from Level 3 to Level 2 in the amount of $3,626,857 were due to the initiation of a vendor or broker providing prices based on market indications which have been determined to be significant observable inputs.

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$4,099,997,976
Cash denominated in foreign currencies (c)	18,097,384
Cash collateral (d)	27,728,241
OTC swap contracts at market value	6,966,491
Unrealized appreciation on forward foreign currency exchange contracts	11,624,237
Receivable for:
Investments sold	37,834,407
TBA securities sold	191,257,426
Fund shares sold	746,856
Dividends and interest	36,674,074
Interest on OTC swap contracts	283,131
Variation margin on centrally cleared swap contracts	1,102,800
Other assets	51,415

Total Assets	4,432,364,438
Liabilities
Due to custodian	25,780,115
Unrealized depreciation on forward foreign currency exchange contracts	7,965,997
Collateral for securities loaned	460,774,822
Payables for:
Investments purchased	45,629,852
TBA securities purchased	371,255,352
Fund shares redeemed	2,161,004
Variation margin on futures contracts	711,119
Interest on OTC swap contracts	134,275
Accrued Expenses:
Management fees	1,464,593
Distribution and service fees	224,971
Deferred trustees’ fees	271,574
Other expenses	602,922

Total Liabilities	916,976,596

Net Assets	$3,515,387,842

Net Assets Consist of:
Paid in surplus	$3,482,598,773
Undistributed net investment income	66,128,925
Accumulated net realized loss	(120,737,297)
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	87,397,441

Net Assets	$3,515,387,842

Net Assets
Class A	$2,309,408,243
Class B	924,784,181
Class E	281,195,418
Capital Shares Outstanding*
Class A	170,247,702
Class B	68,675,597
Class E	20,826,147
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.56
Class B	13.47
Class E	13.50

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $4,029,508,506.
(b)	Includes securities loaned at value of $437,783,087.
(c)	Identified cost of cash denominated in foreign currencies was $17,770,407.
(d)	Includes collateral of $14,055,761 for futures contracts, and $13,672,480 for centrally cleared swap contracts.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends	$1,233,102
Interest	92,191,385
Securities lending income	1,728,762
Other income	5,814

Total investment income	95,159,063
Expenses
Management fees	9,742,771
Administration fees	54,872
Custodian and accounting fees	174,777
Distribution and service fees—Class B	1,140,639
Distribution and service fees—Class E	212,339
Interest expense	1,914
Audit and tax services	47,428
Legal	18,329
Trustees’ fees and expenses	26,205
Shareholder reporting	129,269
Insurance	13,472
Miscellaneous	18,466

Total expenses	11,580,481
Less management fee waiver	(997,215)

Net expenses	10,583,266

Net Investment Income	84,575,797

Net Realized and Unrealized Gain
Net realized gain on:
Investments	17,563,506
Futures contracts	6,919,707
Written options	2,728,455
Swap contracts	4,278,482
Foreign currency transactions	11,470,837

Net realized gain	42,960,987

Net change in unrealized appreciation (depreciation) on:
Investments	72,325,020
Futures contracts	(3,648,656)
Written options	(436,414)
Swap contracts	(1,641,629)
Foreign currency transactions	(14,402,792)

Net change in unrealized appreciation	52,195,529

Net realized and unrealized gain	95,156,516

Net Increase in Net Assets From Operations	$179,732,313

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$84,575,797	$129,284,848
Net realized gain (loss)	42,960,987	(12,704,790)
Net change in unrealized appreciation	52,195,529	91,350,032

Increase in net assets from operations	179,732,313	207,930,090

From Distributions to Shareholders
Net investment income
Class A	(89,784,446)	(35,720,494)
Class B	(34,541,744)	(14,043,055)
Class E	(10,698,139)	(4,707,996)

Total distributions	(135,024,329)	(54,471,545)

Increase in net assets from capital share transactions	30,333,243	1,976,278,443

Total increase in net assets	75,041,227	2,129,736,988

Net Assets
Beginning of period	3,440,346,615	1,310,609,627

End of period	$3,515,387,842	$3,440,346,615

Undistributed net investment income
End of period	$66,128,925	$116,577,457

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	3,388,892	$46,718,776	2,045,719	$26,862,922
Shares issued through acquisition (a)	0	0	103,655,018	1,346,478,441
Reinvestments	6,616,393	89,784,446	2,771,179	35,720,494
Redemptions	(6,908,812)	(94,861,620)	(26,690,502)	(348,288,878)

Net increase	3,096,473	$41,641,602	81,781,414	$1,060,772,979

Class B
Sales	1,859,897	$25,301,744	3,388,344	$44,497,609
Shares issued through acquisition (a)	0	0	59,736,085	771,192,945
Reinvestments	2,564,346	34,541,744	1,096,257	14,043,055
Redemptions	(4,329,792)	(58,968,675)	(10,876,641)	(141,918,411)

Net increase	94,451	$874,813	53,344,045	$687,815,198

Class E
Sales	327,933	$4,471,095	2,108,691	$27,371,470
Shares issued through acquisition (a)	0	0	18,973,217	245,512,995
Reinvestments	791,868	10,698,139	366,666	4,707,996
Redemptions	(2,004,124)	(27,352,406)	(3,805,759)	(49,902,195)

Net increase (decrease)	(884,323)	$(12,183,172)	17,642,815	$227,690,266

Increase derived from capital shares transactions		$30,333,243		$1,976,278,443

(a)	See Note 9 of the Notes to Financial Statements.

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.40		$12.53		$13.43	$13.45	$13.98	$13.01

Income (Loss) from Investment Operations
Net investment income (a)	0.34		0.62	(b)	0.59	0.64	0.63	0.50
Net realized and unrealized gain (loss) on investments	0.37		0.45		(0.80)	0.09	(0.47)	0.96

Total from investment operations	0.71		1.07		(0.21)	0.73	0.16	1.46

Less Distributions
Distributions from net investment income	(0.55)		(0.20)		(0.69)	(0.75)	(0.69)	(0.49)

Total distributions	(0.55)		(0.20)		(0.69)	(0.75)	(0.69)	(0.49)

Net Asset Value, End of Period	$13.56		$13.40		$12.53	$13.43	$13.45	$13.98

Total Return (%) (c)	5.35	(d)	8.55		(1.72)	5.47	1.09	11.50

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	(e)	0.60		0.63	0.65	0.66	0.65
Net ratio of expenses to average net assets (%) (f)	0.54	(e)	0.54		0.59	0.61	0.62	0.61
Ratio of net investment income to average net assets (%)	4.98	(e)	4.74	(b)	4.51	4.77	4.65	3.70
Portfolio turnover rate (%)	84	(d)(g)	86		99 (g)	98 (g)	132 (g)	228 (g)
Net assets, end of period (in millions)	$2,309.4		$2,239.2		$1,070.0	$982.6	$682.7	$708.5

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.29		$12.46		$13.35	$13.37	$13.90	$12.93

Income (Loss) from Investment Operations
Net investment income (a)	0.32		0.58	(b)	0.56	0.61	0.59	0.46
Net realized and unrealized gain (loss) on investments	0.38		0.45		(0.80)	0.08	(0.46)	0.97

Total from investment operations	0.70		1.03		(0.24)	0.69	0.13	1.43

Less Distributions
Distributions from net investment income	(0.52)		(0.20)		(0.65)	(0.71)	(0.66)	(0.46)

Total distributions	(0.52)		(0.20)		(0.65)	(0.71)	(0.66)	(0.46)

Net Asset Value, End of Period	$13.47		$13.29		$12.46	$13.35	$13.37	$13.90

Total Return (%) (c)	5.20	(d)	8.30		(2.00)	5.29	0.83	11.29

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	(e)	0.85		0.88	0.90	0.91	0.90
Net ratio of expenses to average net assets (%) (f)	0.79	(e)	0.79		0.84	0.86	0.87	0.86
Ratio of net investment income to average net assets (%)	4.73	(e)	4.43	(b)	4.25	4.53	4.39	3.45
Portfolio turnover rate (%)	84	(d)(g)	86		99 (g)	98 (g)	132 (g)	228 (g)
Net assets, end of period (in millions)	$924.8		$911.7		$189.9	$220.7	$238.4	$268.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.33		$12.48		$13.38	$13.39	$13.93	$12.96

Income (Loss) from Investment Operations
Net investment income (a)	0.33		0.59	(b)	0.57	0.62	0.61	0.48
Net realized and unrealized gain (loss) on investments	0.37		0.46		(0.81)	0.09	(0.48)	0.96

Total from investment operations	0.70		1.05		(0.24)	0.71	0.13	1.44

Less Distributions
Distributions from net investment income	(0.53)		(0.20)		(0.66)	(0.72)	(0.67)	(0.47)

Total distributions	(0.53)		(0.20)		(0.66)	(0.72)	(0.67)	(0.47)

Net Asset Value, End of Period	$13.50		$13.33		$12.48	$13.38	$13.39	$13.93

Total Return (%) (c)	5.26	(d)	8.47		(1.90)	5.40	0.94	11.30

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	(e)	0.75		0.78	0.80	0.81	0.80
Net ratio of expenses to average net assets (%) (f)	0.69	(e)	0.69		0.74	0.76	0.77	0.76
Ratio of net investment income to average net assets (%)	4.82	(e)	4.52	(b)	4.35	4.63	4.49	3.55
Portfolio turnover rate (%)	84	(d)(g)	86		99 (g)	98 (g)	132 (g)	228 (g)
Net assets, end of period (in millions)	$281.2		$289.4		$50.8	$59.5	$66.2	$74.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 50%, 71%, 57%, 62% and 84% for the six months ended June 30, 2017 and the years ended December 31, 2015, 2014, 2013 and 2012, respectively.

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its net asset value (“NAV”) to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to

BHFTII-35

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTII-36

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to amortization of debt securities, paydown reclasses, merger adjustments, swap transactions, defaulted bonds and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, State Street Bank and Trust Company (“SSBT”) may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the federal funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Portfolio’s assets to the extent of any overdraft. At June 30, 2017, the Portfolio had a payment of $25,780,115 due to SSBT pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at June 30, 2017. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at June 30, 2017. The Portfolio’s average overdraft advances during the six months ended June 30, 2017 were not significant.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

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In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In

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the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $98,938,134. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $117,332,352. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2017
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Convertible Bonds	$(16,978,400)	$—	$—	$—	$(16,978,400)
Corporate Bonds & Notes	(409,858,537)	—	—	—	(409,858,537)
Foreign Government	(33,501,462)	—	—	—	(33,501,462)
U.S. Treasury & Government Agencies	(436,423)	—	—	—	(436,423)
Total	$(460,774,822)	$—	$—	$—	$(460,774,822)
Total Borrowings	$(460,774,822)	$—	$—	$—	$(460,774,822)
Gross amount of recognized liabilities for securities lending transactions					$(460,774,822)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign

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currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

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Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

Options on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts

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due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2017, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

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Notes to Financial Statements—June 30, 2017—(Continued)

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	OTC swap contracts at market value (a)	$6,966,491
	Unrealized appreciation on centrally cleared swap contracts (b) (c)	11,603,674	Unrealized depreciation on centrally cleared swap contracts (b) (c)	$7,219,173
	Unrealized appreciation on futures contracts (b) (d)	5,464,358	Unrealized depreciation on futures contracts (b) (d)	5,016,641
Credit	Unrealized appreciation on centrally cleared swap contracts (b) (c)	942,577
Foreign Exchange	Investments at market value (e)	45,959
	Unrealized appreciation on forward foreign currency exchange contracts	11,624,237	Unrealized depreciation on forward foreign currency exchange contracts	7,965,997

Total		$36,647,296		$20,201,811

(a)	Excludes OTC swap interest receivable of $283,131 and OTC swap interest payable of $134,275.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(d)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(e)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

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Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$8,556,576	$(1,559,545)	$(6,982,484)	$14,547
Barclays Bank plc	7,237,688	(4,972,892)	(895,857)	1,368,939
Citibank N.A.	118,598	(118,598)	—	—
Goldman Sachs Capital Markets, Inc.	1,627,938	(427,720)	—	1,200,218
JPMorgan Chase Bank N.A.	83,773	(83,773)	—	—
Morgan Stanley & Co. International plc	966,155	(307,734)	—	658,421

	$18,590,728	$(7,470,262)	$(7,878,341)	$3,242,125

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2017.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$1,559,545	$(1,559,545)	$—	$—
Barclays Bank plc	4,972,892	(4,972,892)	—	—
BNP Paribas S.A.	17,880	—	—	17,880
Citibank N.A.	304,519	(118,598)	—	185,921
Goldman Sachs Capital Markets, Inc.	427,720	(427,720)	—	—
JPMorgan Chase Bank N.A.	375,707	(83,773)	—	291,934
Morgan Stanley & Co. International plc	307,734	(307,734)	—	—

	$7,965,997	$(7,470,262)	$—	$495,735

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(112,917)	$(627,177)	$(463,195)	$(1,203,289)
Forward foreign currency transactions	—	—	10,880,919	10,880,919
Futures contracts	6,919,707	—	—	6,919,707
Swap contracts	7,568,535	(3,290,053)	—	4,278,482
Written options	1,901,883	163,611	662,961	2,728,455

	$16,277,208	$(3,753,619)	$11,080,685	$23,604,274

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$—	$—	$(226,837)	$(226,837)
Forward foreign currency transactions	—	—	(15,352,257)	(15,352,257)
Futures contracts	(3,648,656)	—	—	(3,648,656)
Swap contracts	(4,024,515)	2,382,886	—	(1,641,629)
Written options	(301,129)	—	(135,285)	(436,414)

	$(7,974,300)	$2,382,886	$(15,714,379)	$(21,305,793)

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

For the six months ended June 30, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$120,241,444
Forward foreign currency transactions	780,748,499
Futures contracts long	1,348,759,978
Futures contracts short	(1,351,863,745)
Swap contracts	4,118,981,919
Written options	(107,378,138)

‡	Averages are based on activity levels during the period.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

Written Options

The Portfolio transactions in written options during the six months ended June 30, 2017:

Call Options	Notional Amount*	Number of Contracts	Premium Received
Options outstanding December 31, 2016	—	1,696	$327,629
Options written	31,300,000	7,500	2,593,399
Options bought back	—	(3,894)	(1,766,205)
Options expired	(31,300,000)	(5,302)	(1,154,823)

Options outstanding June 30, 2017	—	—	$—

Put Options	Notional Amount*	Number of Contracts	Premium Received
Options outstanding December 31, 2016	15,000,000	—	$162,150
Options written	100,281,400	3,894	2,450,449
Options bought back	(32,110,000)	(3,894)	(2,286,838)
Options expired	(83,171,400)	—	(325,761)

Options outstanding June 30, 2017	—	—	$—

*	Amount shown is in the currency in which the transaction was denominated.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$1,550,315,587	$1,295,308,174	$1,467,692,470	$1,387,328,891

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2017 were as follows:

Purchases	Sales
$1,217,165,809	$1,039,423,455

BHFTII-46

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$9,742,771	0.650%	Of the first $500 million
	0.550%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.055%	On the first $500 million
0.025%	On the next $500 million
0.050%	On the next $1 billion
0.075%	On amounts in excess of $2 billion

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-47

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$54,471,545	$70,587,732	$—	$—	$54,471,545	$70,587,732

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$134,884,662	$—	$(7,788,051)	$(16,715,740)	$(137,613,302)	$(11,656,329)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had post-enactment accumulated short-term capital losses of $37,458,557 and post-enactment long-term accumulated capital losses of $100,154,745. The pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/18	Total
$14,261,627	$2,454,113	$16,715,740

On April 29, 2016, the Portfolio acquired $56,698,739 and $37,535,371 in capital loss carryforwards from Met Investors Series Trust Lord Abbett Bond Debenture Portfolio and Met Investors Series Trust Pioneer Strategic Income Portfolio, respectively. These capital loss carryforwards may be subject to loss limitations.

9. Acquisition

At the close of business on April 29, 2016, the Portfolio, with aggregate Class A, Class B and Class E net assets of $1,071,049,128, $185,485,101 and $50,610,322, respectively, acquired all the assets and liabilities of both Lord Abbett Bond Debenture Portfolio of the Met Investors Series Trust (“Lord Abbett Bond Debenture”) and Pioneer Strategic Income Portfolio of the Met Investors Series Trust (“Pioneer Strategic Income”).

The acquisitions were accomplished by a tax-free exchange of shares of the Portfolio in the following amounts:

Portfolio	Share Class	Shares Prior to Acquisition	Net Assets Prior to Acquisition	Shares Issued By Portfolio
Lord Abbett Bond Debenture	Class A	47,174,589	$529,283,625	40,745,486
Lord Abbett Bond Debenture	Class B	60,173,990	667,991,393	51,742,162
Lord Abbett Bond Debenture	Class E	1,491,864	16,610,085	1,283,657
Pioneer Strategic Income	Class A	81,835,600	817,194,816	62,909,532
Pioneer Strategic Income	Class B	10,555,527	103,201,552	7,993,923
Pioneer Strategic Income	Class E	23,060,053	228,902,910	17,689,560

Each shareholder of Lord Abbett Bond Debenture and Pioneer Strategic Income received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 29, 2016. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment

BHFTII-48

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by the Lord Abbett Bond Debenture and Pioneer Strategic Income Portfolios may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by Lord Abbett Bond Debenture and Pioneer Strategic Income Portfolios. All other costs associated with the merger were not borne by the shareholders of the Portfolios.

Lord Abbett Bond Debenture’s net assets on April 29, 2016 were $529,283,625, $667,991,393 and $16,610,085 for Class A, B and E shares, respectively, including investments valued at $1,206,164,787 with a cost basis of $1,199,106,024. Pioneer Strategic Income’s net assets on April 29, 2016 were $817,194,816, $103,201,552 and $228,902,910 for Class A, B and E shares, respectively, including investments valued at $1,087,157,353 with a cost basis of $1,082,699,355. For financial reporting purposes, assets received, liabilities assumed, and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Lord Abbett Bond Debenture and Pioneer Strategic Income Portfolios were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Portfolio immediately after the acquisition were $3,670,328,932, which included $7,058,763 and $4,457,998 of acquired unrealized appreciation on investments and foreign currency transactions from Lord Abbett Bond Debenture and Pioneer Strategic Income, respectively.

Assuming the acquisition had been completed on January 1, 2016, the Portfolio’s pro-forma results of operations for the year ended December 31, 2016 are as follows:

Net Investment income	$164,398,365	(a)
Net realized and unrealized loss on investments	(225,778,495	)(b)

Net decrease in net assets from operations	$(61,380,130)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Lord Abbett Bond Debenture and Pioneer Strategic Income that have been included in the Portfolio’s Statement of Operations since April 29, 2016.

(a)	$129,284,848 net investment income as reported at December 31, 2016 plus $18,673,577 from Lord Abbett Bond Debenture pre-merger net investment income, plus $15,900,758 from Pioneer Strategic Income pre-merger net investment income, plus $371,150 in lower net advisory fees, plus $168,032 of pro-forma eliminated other expenses.
(b)	$31,420,078 unrealized appreciation as reported at December 31, 2016 minus $169,506,997 pro-forma December 31, 2015 unrealized depreciation, plus $12,704,790 net realized loss as reported at December 31, 2016 plus $40,633,835 and $34,352,951 in net realized losses from Lord Abbett Bond Debenture and Pioneer Strategic Income pre-merger, respectively.

10. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

11. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTII-49

Brighthouse Funds Trust II

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
235,127,941	5,638,669	17,411,41

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	242,949,906	15,228,123
Robert Boulware	242,955,078	15,222,951
Susan C. Gause	243,766,666	14,411,363
Nancy Hawthorne	243,452,833	14,725,195
Barbara A. Nugent	243,992,520	14,185,509
John Rosenthal	243,200,837	14,977,191
Linda B. Strumpf	243,277,895	14,900,134
Dawn M. Vroegop	243,046,821	15,131,207

BHFTII-50

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A, B and E shares of the Western Asset Management U.S. Government Portfolio returned 1.32%, 1.15%, and 1.16%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays Intermediate Government Bond Index1, returned 1.20%.

MARKET OVERVIEW

The U.S. Treasury yield curve flattened during the first half of 2017 as short-term yields moved higher, whereas intermediate and longer-term yields declined. During the first half as a whole, the overall U.S. bond market generated a strong gain and spread sectors generally outperformed equal duration Treasuries.

Looking at the U.S. economy, the Commerce Department reported that first quarter 2017 gross domestic product (GDP) growth was 1.4%. In contrast, the economy expanded 2.1% during the fourth quarter of 2016. The deceleration in growth reflected downturns in private inventory investment and personal consumption expenditures, along with more modest state and local government spending.

The labor market was generally solid during the first half. The unemployment rate fell from 4.8% in January to 4.3% in May. The latter reading was the lowest unemployment rate since May 2001. The unemployment rate then ticked up to 4.4% in June, partially due to an increase in the workforce participation rate during the month.

The manufacturing sector continued to expand and the pace accelerated as the year progressed. According to the Institute for Supply Management’s Purchasing Managers Index (“PMI”), the manufacturing sector expanded for an eighth consecutive month in April, with a reading of 54.8 (A reading below 50 indicates a contraction, while a reading above 50 indicates an expansion). After a reading of 54.9 in May, the PMI rose to 57.8 in June, the strongest pace since August 2014. In June, 15 of the 18 industries measured by the PMI expanded.

Data in the housing market were mixed during the reporting period. According to the National Association of Realtors (“NAR”), existing-home sales declined 2.3% on a seasonally adjusted basis in April 2017 versus the previous month’s sales. Existing-home sales then rose 1.1% in May. The NAR also reported that the median existing-home price for all housing types was $252,800 in May 2017, an increase of 5.8% versus May 2016. Finally, the inventory of homes available for sale in May was a 4.2 month supply at the current sales pace, 4.7% lower than a year ago.

The Federal Reserve (the “Fed”) raised the federal funds target rate in March and then in June thereby hiking rates for the third time in six months. While the unemployment rate has dropped to a 16-year low at 4.3%, inflation has stayed stubbornly low. Data released the morning of the June Fed announcement showed that core Consumer Price Index (CPI) slowed for the fourth straight month to a year-over-year (“YoY”) rate of 1.7% in May. The core Personal Consumption Expenditures Index, which is the Fed’s favored index, also declined to a YoY rate of just 1.5% through April, which is down from 1.8% in February. These numbers are still well below the Fed’s 2.0% inflation target and are moving in the wrong direction. While the Fed acknowledged the recent weak inflation data, they still have confidence that, over time, improving demand will eventually push prices up. In the face of this weak inflation data, Fed officials maintained their outlook for one more hike in 2017 and three more rate increases in 2018. Not only did the Fed deliver a rate hike and keep its forward guidance unchanged but it also announced details for how it intends to shrink its $4.5 trillion balance sheet this year. The Fed will gradually roll off a fixed amount of assets on a monthly basis with the initial cap set at $6 billion per month of Treasuries and $4 billion per month of Agency Mortgage-Backed Securities (“MBS”). These caps will increase every three months until they reach $30 billion and $20 billion, respectively.

Short-term Treasury yields rose, while intermediate and longer-term Treasury yields declined during the first half. Over the reporting period the yield on the two-year Treasury rose from 1.20% to 1.38% while the yield on the 30-year Treasury declined from 3.06% to 2.84%. This represented a significant yield curve flattening as the 2s-30s spread tightened from 1.86% to 1.46%. Long-term yields were actually much lower until the last week of June when European Central Bank (the “ECB”) president Mario Draghi rattled global markets by suggesting that the era of monetary easing may eventually have to end. Draghi said reflationary forces were reviving in Europe which caused speculation that he might start to wind down the ECB’s quantitative easing program and at some point, start to raise interest rates. Bank of England (the “BoE”) Governor Mark Carney was also on record stating that “some removal of monetary stimulus is likely to become necessary” as the economy improves. These comments sent global bond yields sharply higher over the last four days of the month as German 10-year Bund yields rose 22 basis points (“bps”) and 10-year U.S. Treasuries (“USTs”) rose 17 bps. It still may be a while before the ECB and the BoE tighten, but investors were officially put on notice that the era of coordinated global monetary easing may be coming to end.

All told, the overall taxable bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index gained 2.27% during the first half of 2017. Spread sectors continued their strong performance from last year as spreads on investment grade and high yield credit, structured products and emerging markets (“EM”) all tightened, generating positive excess returns.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Western Asset Management U.S. Government Portfolio outperformed its benchmark for the six month reporting period as macro strategies and spread sector allocations both contributed to performance.

BHFTII-1

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*—(Continued)

A tactically long U.S. duration position was a slight contributor to performance as rates declined across most of the curve. A yield-curve flattener position was a significant contributor as the spread between two- and 30-year USTs flattened from 186 bps to 146 bps. The Portfolio was generally overweight the long end of the curve relative to the investment benchmark. A significant allocation to Agency debentures also contributed as they outperformed Treasuries. An allocation to Treasury Inflation Protected Securities (“TIPS”) however, was a detractor as breakeven inflation rates declined for the fifth straight month.

An allocation to Agency MBS was the other main detractor as MBS spreads widened and underperformed Treasuries of similar interest rate risk during the first half of 2017. Positions in structured products, and specifically Non-Agency MBS, were significant contributors as spreads tightened on legacy bonds and government-sponsored enterprise risk-transfer deals. A modest allocation to U.S. dollar sovereign emerging markets bonds also contributed to performance as their yields declined over the first half of 2017.

We have recently downgraded our projection for U.S. growth to 1.5%-2.0% for the remainder of 2017, avoiding a recession but still below the historical norm. The Fed still remains accommodative as financial conditions have eased and we believe the Fed is on track for one more rate hike in 2017. Even though central bankers are preparing the market for the inevitable shift in monetary policy, we continue to believe that any rate normalization will be extremely gradual and still accommodative central bank policy will support the global recovery and risk assets generally.

Over the last six months, we decreased exposure to USTs and maintained significant exposure to Agency debentures and MBS. The Portfolio maintained moderate exposure to structured products including Non-Agency MBS, Commercial Mortgage-Backed Securities and Asset-Backed Securities. We generally decreased the Portfolio’s duration positioning over the first half after yields declined as growth and inflation expectations moderated.

At period end, the Portfolio was positioned to reflect our expectation for modest U.S. economic growth and low inflation. The Portfolio’s exposure to interest rate risk was conservatively positioned relative to an average of 1-year to 10-year U.S. government securities, as shorter-dated interest rates are expected to trend modestly higher over the remainder of the year. However, the Portfolio did have significant exposure to long-dated interest rates, as the yield spread to shorter bonds remains greater than average.

While we expect inflation to remain low for some time due to weak overall demand growth, the Portfolio does have a moderate position in long-dated TIPS. Even in a low inflation environment, market expectations of inflation may rise to meet Fed-targeted inflation rates should domestic growth maintain its low but steady trend. Long-dated TIPS also may act as hedge against higher bond yields in a scenario of an unwarranted increase in inflation expectations.

At period end, we were still finding attractive opportunities for additional yield in certain spread sectors, particularly structured products and U.S. dollar bonds from select EM issuers. EM valuations are still very attractive in our opinion, especially compared to developed markets. While only a small part of the Portfolio, these EM bonds provide incremental yield to the Portfolio and should do well in an environment of rising global growth.

Fredrick Marki

S. Kenneth Leech

Mark S. Lindbloom

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. INTERMEDIATE GOVERNMENT BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year
Western Asset Management U.S. Government Portfolio
Class A	1.32	-0.46	1.36	2.74
Class B	1.15	-0.80	1.10	2.48
Class E	1.16	-0.71	1.19	2.58
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.20	-1.25	1.07	3.39

1 The Bloomberg Barclays U.S. Intermediate Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one and ten years.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	88.0
Corporate Bonds & Notes	8.4
Foreign Government	8.3
Mortgage-Backed Securities	4.0
Asset-Backed Securities	4.0

BHFTII-3

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management U.S. Government Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.48%	$1,000.00	$1,013.20	$2.40
	Hypothetical*	0.48%	$1,000.00	$1,022.41	$2.41

Class B(a)	Actual	0.73%	$1,000.00	$1,011.50	$3.64
	Hypothetical*	0.73%	$1,000.00	$1,021.18	$3.66

Class E(a)	Actual	0.63%	$1,000.00	$1,011.60	$3.14
	Hypothetical*	0.63%	$1,000.00	$1,021.67	$3.16

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

U.S. Treasury & Government Agencies—88.0% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—31.1%
Fannie Mae 15 Yr. Pool 2.500%, TBA (a)	24,400,000	$24,493,942
3.000%, TBA (a)	6,200,000	6,356,453
3.500%, TBA (a)	15,000,000	15,595,606
4.500%, 03/01/20	43,449	44,493
5.000%, 03/01/18	16,030	16,415
Fannie Mae 20 Yr. Pool 4.500%, 11/01/31	825,747	887,799
4.500%, 12/01/31	1,168,335	1,256,280
Fannie Mae 30 Yr. Pool 3.000%, 09/01/42	9,547,666	9,606,921
3.000%, 11/01/46	6,960,791	6,956,312
3.000%, TBA (a)	37,400,000	37,291,733
3.500%, TBA (a)	54,900,000	56,291,312
4.000%, 02/01/40	832,418	889,623
4.000%, 06/01/42	7,269,691	7,767,509
4.000%, 07/01/42	3,706,542	3,910,687
4.000%, 05/01/43	17,566,919	18,719,160
4.000%, 10/01/43	9,692,766	10,316,210
4.000%, 04/01/47	9,409,904	9,944,761
4.000%, TBA (a)	48,500,000	50,899,422
4.500%, 04/01/41	9,885,635	10,695,985
4.500%, 10/01/41	6,572,809	7,106,254
4.500%, 07/01/44	271,802	295,819
4.500%, 10/01/44	1,689,314	1,837,739
4.500%, 01/01/45	148,313	162,541
4.500%, TBA (a)	5,100,000	5,463,873
5.000%, 07/01/33	268,259	294,272
5.000%, 09/01/33	319,175	350,190
5.000%, 10/01/35	894,523	981,373
5.000%, 03/01/36	1,424,994	1,564,911
5.000%, 01/01/39	11,219	12,379
5.000%, 12/01/39	22,085	24,353
5.000%, 05/01/40	56,933	62,657
5.000%, 07/01/40	42,222	46,651
5.000%, 11/01/40	1,122,447	1,239,872
5.000%, 01/01/41	62,426	69,026
5.000%, 02/01/41	67,367	73,786
5.000%, 04/01/41	120,759	133,443
5.000%, 05/01/41	2,418,471	2,674,518
5.000%, 06/01/41	236,476	261,578
5.000%, 07/01/41	2,279,599	2,491,324
5.000%, TBA (a)	2,800,000	3,055,938
6.000%, 04/01/33	80,585	91,721
6.000%, 02/01/34	16,718	19,099
6.000%, 11/01/35	171,410	196,128
6.000%, 08/01/37	367,891	420,843
6.500%, 03/01/26	1,092	1,208
6.500%, 04/01/29	63,298	70,010
7.000%, 11/01/28	1,903	2,074
7.000%, 02/01/29	652	653
7.000%, 01/01/30	2,154	2,207
7.000%, 10/01/37	18,025	19,920
7.000%, 11/01/37	20,774	22,501
7.000%, 12/01/37	20,705	22,961
7.000%, 02/01/38	17,811	19,404

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 7.000%, 08/01/38	9,166	10,260
7.000%, 09/01/38	3,017	3,104
7.000%, 11/01/38	103,977	117,266
7.000%, 02/01/39	1,271,523	1,464,404
7.500%, 04/01/32	13,260	13,550
8.000%, 05/01/28	1,617	1,766
8.000%, 07/01/32	865	936
Fannie Mae Interest Strip (CMO) 3.500%, 11/25/41 (b)	2,740,944	471,064
4.000%, 04/25/42 (b)	3,753,631	682,129
4.500%, 11/25/39 (b)	2,073,803	472,940
Fannie Mae Pool 3.500%, 08/01/42	11,760,847	12,138,761
3.500%, 09/01/42	802,791	828,590
3.500%, 10/01/42	5,640,920	5,822,332
4.000%, 10/01/42	3,425,800	3,630,583
4.000%, 11/01/42	2,339,233	2,479,527
4.000%, 07/01/43	73,376	77,800
4.000%, 08/01/43	1,684,240	1,786,030
6.500%, 12/01/27	4,403	4,438
6.500%, 05/01/32	19,487	21,725
Fannie Mae REMIC Trust Whole Loan (CMO) 3.849%, 01/25/43 (c)	340,565	359,595
Fannie Mae REMICS (CMO) Zero Coupon, 03/25/42 (d)	563,933	514,880
4.934%, 03/25/42 (b) (c)	9,173,307	1,288,744
4.934%, 12/25/42 (b) (c)	1,045,780	228,590
5.314%, 01/25/41 (b) (c)	1,455,779	263,713
5.334%, 10/25/41 (b) (c)	5,703,472	1,005,855
5.434%, 02/25/41 (b) (c)	833,137	111,216
5.434%, 03/25/42 (b) (c)	2,218,136	366,493
5.500%, 07/25/41	8,478,511	9,507,086
5.500%, 04/25/42	2,316,235	2,584,119
6.000%, 05/25/42	1,477,759	1,666,928
6.500%, 06/25/39	262,524	287,873
6.500%, 07/25/42	2,689,608	3,047,507
9.750%, 11/25/18	205,966	213,192
9.750%, 08/25/19	61,896	63,906
Fannie Mae-ACES (CMO) 2.037%, 09/25/26	2,502,495	2,430,265
2.499%, 09/25/26	3,850,000	3,725,768
Freddie Mac 15 Yr. Gold Pool 2.500%, TBA (a)	15,000,000	15,069,723
Freddie Mac 30 Yr. Gold Pool 3.000%, TBA (a)	10,000,000	9,962,500
3.500%, TBA (a)	36,700,000	37,633,721
4.000%, 07/01/43	5,120,718	5,461,314
4.000%, 08/01/43	5,017,492	5,351,228
4.000%, 07/01/47	24,400,000	25,681,185
4.500%, 06/01/38	1,751,943	1,883,712
5.000%, 08/01/33	25,248	27,771
5.000%, 06/01/41	5,506,570	6,075,965
6.000%, 10/01/36	953,916	1,083,463
6.500%, 09/01/39	324,369	367,399
8.000%, 09/01/30	3,727	4,347

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Non-Gold Pool 8.000%, 07/01/20	26	$26
Freddie Mac Gold Pool 3.500%, 10/01/42	1,207,342	1,244,513
3.500%, 02/01/44	549,031	566,017
4.000%, 04/01/43	1,837,638	1,948,575
4.000%, 08/01/43	1,117,100	1,185,126
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 3.291%, 03/25/27	4,670,000	4,796,572
Freddie Mac REMICS (CMO) 4.500%, 04/15/32	304,579	327,603
6.000%, 05/15/36	654,168	735,896
8.500%, 06/15/21	8,179	8,733
Ginnie Mae I 30 Yr. Pool 5.500%, 06/15/36	522,289	587,992
6.000%, 03/15/33	956,191	1,127,469
6.500%, 06/15/31	3,110	3,398
6.500%, 08/15/34	198,693	219,325
7.500%, 09/15/29	2,218	2,465
7.500%, 02/15/30	1,583	1,640
8.500%, 05/15/18	1,525	1,529
8.500%, 06/15/25	27,391	31,586
Ginnie Mae II 30 Yr. Pool 3.000%, 08/20/46	27,677,778	27,986,029
3.000%, TBA (a)	36,700,000	37,016,097
3.500%, TBA (a)	24,000,000	24,821,249
4.000%, 09/20/45	1,833,263	1,930,843
4.000%, 11/20/45	11,026,462	11,668,666
4.500%, 01/20/40	814,945	878,982
4.500%, 05/20/40	1,091,033	1,172,311
4.500%, 09/20/40	22,550	24,239
4.500%, 01/20/41	175,115	188,186
4.500%, 07/20/41	1,200,132	1,289,556
5.000%, 07/20/40	831,854	914,182
6.000%, 11/20/34	1,676	1,902
6.000%, 06/20/35	2,746	3,117
6.000%, 07/20/36	155,262	176,364
6.000%, 09/20/36	7,620	8,516
6.000%, 07/20/38	405,274	457,690
6.000%, 09/20/38	1,081,831	1,208,890
6.000%, 06/20/39	4,917	5,630
6.000%, 05/20/40	97,609	108,964
6.000%, 06/20/40	258,817	289,349
6.000%, 08/20/40	149,386	169,903
6.000%, 09/20/40	353,713	402,628
6.000%, 10/20/40	217,295	243,962
6.000%, 11/20/40	299,076	339,713
6.000%, 01/20/41	253,539	288,129
6.000%, 03/20/41	1,205,391	1,354,646
6.000%, 07/20/41	249,636	283,479
6.000%, 12/20/41	166,812	189,699
6.500%, 10/20/37	340,091	397,866
Government National Mortgage Association (CMO) 0.311%, 02/16/53 (b) (c)	14,745,011	381,607

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association (CMO) 0.393%, 02/16/48 (b) (c)	5,637,972	229,403
0.483%, 05/16/54 (b) (c)	18,414,800	504,588
0.528%, 10/16/54 (b) (c)	32,535,476	1,116,289
0.599%, 09/16/46 (b) (c)	36,491,376	746,256
0.602%, 03/16/49 (b) (c)	11,690,103	315,369
0.747%, 05/16/54 (b) (c)	17,206,588	777,786
0.777%, 09/16/51 (b) (c)	66,548,824	3,574,118
0.893%, 09/16/55 (b) (c)	20,007,953	1,123,024
0.956%, 12/16/56 (b) (c)	44,731,807	3,466,697
1.073%, 09/16/44 (b) (c)	17,608,272	951,945
1.157%, 02/16/46 (b) (c)	24,164,496	1,407,935
1.373%, 12/20/60 (c)	18,152,742	18,050,099
1.393%, 12/20/60 (c)	5,805,647	5,788,667
1.473%, 03/20/61 (c)	4,946,736	4,939,822
1.493%, 12/20/60 (c)	43,483,815	43,447,430
4.928%, 08/16/42 (b) (c)	1,321,824	240,467
5.288%, 03/20/39 (b) (c)	307,717	22,154
5.438%, 01/20/40 (b) (c)	926,878	119,978

		681,139,998

Federal Agencies—38.8%
Federal Farm Credit Bank 0.800%, 03/08/18	20,000,000	19,939,140
1.100%, 06/01/18	20,000,000	19,965,860
1.250%, 01/17/19	25,000,000	24,938,450
1.950%, 11/15/17	19,980,000	20,044,276
Federal Home Loan Bank 0.625%, 10/26/17	18,000,000	17,972,874
0.750%, 11/17/17	25,000,000	24,961,475
0.875%, 03/19/18	20,000,000	19,949,080
1.875%, 11/29/21 (e)	49,000,000	49,102,802
2.125%, 06/09/23	17,700,000	17,689,256
2.250%, 09/08/17	28,000,000	28,056,896
2.750%, 06/08/18	15,000,000	15,201,000
5.250%, 12/11/20	12,000,000	13,397,712
Federal Home Loan Mortgage Corp. Zero Coupon, 11/29/19	10,000,000	9,557,290
0.750%, 04/09/18	9,000,000	8,966,232
0.875%, 10/12/18	20,000,000	19,878,080
1.125%, 04/15/19	30,000,000	29,865,210
1.500%, 01/17/20	10,000,000	9,991,600
5.000%, 12/14/18	12,741,000	13,390,179
Federal National Mortgage Association Zero Coupon, 10/09/19	50,000,000	47,963,850
1.250%, 05/06/21	20,000,000	19,647,020
2.125%, 04/24/26	10,000,000	9,746,910
2.625%, 09/06/24	22,000,000	22,571,296
Financing Corp. Fico Zero Coupon, 10/06/17	20,433,000	20,369,372
Zero Coupon, 05/11/18	40,000,000	39,504,800
Zero Coupon, 08/03/18	7,638,000	7,515,273
Zero Coupon, 12/27/18	16,254,000	15,889,000
Zero Coupon, 06/06/19	26,414,000	25,593,423
Zero Coupon, 09/26/19	14,535,000	13,991,653

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Federal Agencies—(Continued)
National Archives Facility Trust 8.500%, 09/01/19 (f)	1,485,774	$1,601,626
New Valley Generation II 5.572%, 05/01/20 (f)	4,629,439	4,941,926
Overseas Private Investment Corp. Zero Coupon, 11/17/17	4,700,000	5,059,451
Zero Coupon, 07/30/19	20,000,000	21,109,400
Zero Coupon, 11/13/19	5,000,000	5,281,625
2.310%, 11/15/30 (f)	8,193,417	7,894,422
3.330%, 05/15/33 (f)	6,572,783	6,653,286
3.490%, 12/20/29 (f)	11,801,521	12,298,896
Residual Funding Corp. Principal Strip Zero Coupon, 10/15/19	10,642,000	10,254,631
Zero Coupon, 07/15/20	10,000,000	9,479,160
Zero Coupon, 10/15/20	38,159,000	35,953,982
Zero Coupon, 01/15/21	20,000,000	18,697,900
Zero Coupon, 01/15/30	25,000,000	17,204,950
Zero Coupon, 04/15/30	8,000,000	5,459,088
Tennessee Valley Authority 1.750%, 10/15/18	20,000,000	20,102,020
3.875%, 02/15/21	35,000,000	37,590,280
4.500%, 04/01/18	20,000,000	20,467,280
5.500%, 07/18/17	23,306,000	23,346,529

		849,056,461

U.S. Treasury—18.1%
U.S. Treasury Inflation Indexed Bonds 0.625%, 02/15/43 (f)	10,421,810	9,587,065
1.375%, 02/15/44 (f)	28,325,430	30,812,034
U.S. Treasury Notes 0.750%, 02/28/18	5,000,000	4,984,765
1.000%, 11/30/18	20,000,000	19,903,120
1.250%, 10/31/18	8,000,000	7,990,624
1.250%, 12/15/18	22,000,000	21,967,352
1.375%, 10/31/20	43,000,000	42,647,271
1.375%, 01/31/21	41,910,000	41,471,244
1.500%, 02/28/19	21,680,000	21,724,878
1.500%, 02/28/23	49,960,000	48,636,859
2.000%, 02/15/25	138,000,000	136,107,882
2.250%, 11/15/25	10,000,000	10,002,340

		395,835,434

Total U.S. Treasury & Government Agencies (Cost $1,925,099,725)		1,926,031,893

Corporate Bonds & Notes—8.4%

Banks—0.2%
Stadshypotek AB 1.875%, 10/02/19 (144A)	5,000,000	4,992,835

Chemicals—0.1%
Equate Petrochemical B.V. 4.250%, 11/03/26 (144A)	1,540,000	1,559,250

Diversified Financial Services—4.6%
COP I LLC 3.650%, 12/05/21	6,178,082	6,386,147
Postal Square L.P. 6.500%, 06/15/22	6,063,660	6,713,072
Private Export Funding Corp. 1.875%, 07/15/18	10,000,000	10,045,820
2.250%, 12/15/17	40,000,000	40,156,760
2.250%, 03/15/20	10,000,000	10,134,790
2.300%, 09/15/20 (e)	28,000,000	28,322,056

		101,758,645

Oil & Gas—0.4%
Ecopetrol S.A. 5.375%, 06/26/26	4,260,000	4,430,400
Petroleos Mexicanos 6.375%, 01/23/45	3,610,000	3,519,750

		7,950,150

Sovereign—3.1%
National Credit Union Administration Guaranteed Notes Trust 3.000%, 06/12/19	19,650,000	20,235,570
3.450%, 06/12/21	45,000,000	47,364,120

		67,599,690

Total Corporate Bonds & Notes (Cost $183,423,564)		183,860,570

Foreign Government—8.3%

Sovereign—8.3%
Colombia Government International Bonds 5.000%, 06/15/45	37,000,000	37,222,000
5.625%, 02/26/44	4,840,000	5,290,120
Indonesia Government International Bonds 3.750%, 04/25/22 (144A)	410,000	421,150
3.750%, 04/25/22	1,900,000	1,951,669
4.875%, 05/05/21	2,957,000	3,175,842
5.875%, 03/13/20	310,000	338,856
5.875%, 01/15/24 (144A)	1,060,000	1,208,222
Israel Government AID Bonds Zero Coupon, 11/15/18	20,869,000	20,447,091
5.500%, 12/04/23	24,290,000	28,875,393
5.500%, 04/26/24	20,950,000	25,009,838
Peruvian Government International Bonds 5.625%, 11/18/50 (e)	4,000,000	4,846,000
Poland Government International Bonds 4.000%, 01/22/24	7,870,000	8,416,996
Ukraine Government AID Bonds 1.471%, 09/29/21	20,000,000	19,554,860
1.844%, 05/16/19	25,000,000	25,192,300

Total Foreign Government (Cost $179,882,044)		181,950,337

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Mortgage-Backed Securities—4.0%

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—3.8%
Banc of America Funding Corp. 1.174%, 02/27/37 (144A) (c)	9,926,877	$9,388,771
Banc of America Funding Trust 2.075%, 06/20/35 (c)	247,230	161,998
Banc of America Mortgage Trust 3.447%, 07/25/35 (c)	71,187	66,207
BCAP LLC Trust 1.174%, 11/27/36 (144A) (c)	14,803,203	13,956,886
Citigroup Mortgage Loan Trust 2.930%, 10/25/35 (c)	143,312	144,326
Countrywide Alternative Loan Trust 1.412%, 07/20/46 (c)	2,490,373	1,515,689
1.796%, 05/25/34 (c)	1,322,517	1,319,177
Countrywide Home Loan Reperforming Loan REMIC Trust 1.636%, 07/25/36 (144A) (c)	642,387	587,548
Fannie Mae Connecticut Avenue Securities 2.666%, 01/25/29 (c)	1,098,428	1,112,133
Freddie Mac Structured Agency Credit Risk Debt Notes 2.416%, 07/25/29 (c)	6,535,882	6,621,982
2.866%, 04/25/24 (c)	5,174,284	5,256,767
3.416%, 02/25/24 (c)	4,946,366	5,084,971
3.416%, 09/25/24 (c)	8,000,000	8,218,279
GMAC Mortgage Corp. Loan Trust 3.573%, 11/19/35 (c)	474,475	451,251
HarborView Mortgage Loan Trust 1.409%, 09/19/46 (c)	301,275	260,021
JPMorgan Mortgage Trust 3.016%, 06/25/34 (c)	169,818	167,817
MASTR Adjustable Rate Mortgages Trust 1.416%, 05/25/47 (c)	5,238,512	4,179,433
2.680%, 02/25/34 (c)	173,363	165,113
3.862%, 12/25/34 (c)	16,475	16,661
MASTR Reperforming Loan Trust 1.566%, 05/25/35 (144A) (c)	294,447	250,721
3.594%, 05/25/35 (144A) (c)	3,874,131	3,117,929
7.000%, 08/25/34 (144A)	365,821	371,019
Morgan Stanley Mortgage Loan Trust 1.286%, 06/25/36 (c)	614,278	253,291
3.174%, 07/25/35 (c)	211,332	194,518
New Residential Mortgage Loan Trust 3.250%, 09/25/56 (144A) (c)	4,668,492	4,745,191
4.000%, 05/25/57 (144A) (c)	7,550,000	7,885,975
NovaStar Mortgage Funding Trust 1.214%, 09/25/46 (c)	1,884,177	1,588,827
Provident Funding Mortgage Loan Trust 3.450%, 05/25/35 (c)	377,932	378,289
3.572%, 10/25/35 (c)	76,072	74,764
SACO I Trust 9.000%, 06/25/21 (144A) (c)	914,907	932,870
Structured Asset Mortgage Investments Trust 1.396%, 07/25/46 (c)	236,284	206,779
Structured Asset Securities Corp. 1.566%, 04/25/35 (144A) (c)	2,349,951	2,105,992
3.465%, 06/25/35 (144A) (c)	143,527	129,401

Collateralized Mortgage Obligations—(Continued)
WaMu Mortgage Pass-Through Certificates Trust 1.476%, 11/25/45 (c)	24,693	23,697
1.486%, 12/25/45 (c)	1,681,739	1,651,679
1.506%, 12/25/45 (c)	129,455	124,166
1.536%, 08/25/45 (c)	149,695	148,269

		82,858,407

Commercial Mortgage-Backed Securities—0.2%
FDIC Structured Sale Guaranteed Notes 2.980%, 12/06/20 (144A)	5,826,607	5,845,950

Total Mortgage-Backed Securities (Cost $89,134,888)		88,704,357

Asset-Backed Securities—4.0%

Asset-Backed - Credit Card—1.2%
American Express Credit Account Master Trust 1.439%, 09/16/24 (c)	4,160,000	4,186,611
Capital One Multi-Asset Execution Trust 1.820%, 09/15/22	17,500,000	17,505,798
2.000%, 01/17/23	5,030,000	5,050,800

		26,743,209

Asset-Backed - Home Equity—0.1%
EMC Mortgage Loan Trust 1.666%, 12/25/42 (144A) (c)	33,983	32,957
Home Equity Mortgage Loan Asset-Backed Trust 1.476%, 06/25/36 (c)	3,883,437	682,094
Morgan Stanley Mortgage Loan Trust 1.306%, 12/25/36 (c)	216,144	125,979
1.516%, 03/25/36 (c)	1,712,461	854,127
Structured Asset Securities Corp. Mortgage Loan Trust 1.436%, 02/25/36 (144A) (c)	4,732,111	318,441

		2,013,598

Asset-Backed - Other—1.2%
Ascentium Equipment Receivables Trust 2.290%, 06/10/21 (144A)	4,000,000	4,002,761
Countrywide Revolving Home Equity Loan Trust 1.299%, 07/15/36 (c)	772,149	674,653
GSR Mortgage Loan Trust 1.564%, 11/25/30 (c)	874	55
SACO I Trust 1.476%, 06/25/36 (c)	552,076	1,140,002
1.516%, 04/25/36 (c)	217,280	409,655
Small Business Administration Participation 2.880%, 05/01/37	10,940,000	10,984,746
Towd Point Mortgage Trust 2.250%, 04/25/56 (144A) (c)	9,503,592	9,474,693

		26,686,565

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Student Loan—1.5%
National Credit Union Administration Guaranteed Notes Trust 1.446%, 12/07/20 (c)	3,994,274	$3,996,663
Nelnet Student Loan Trust 2.839%, 11/25/24 (c)	5,264,518	5,379,909
SLC Student Loan Trust 1.366%, 06/15/29 (c)	6,000,000	5,955,184
SLM Student Loan Trust 1.326%, 07/25/40 (c)	18,000,000	16,698,181

		32,029,937

Total Asset-Backed Securities (Cost $91,716,702)		87,473,309

Short-Term Investments—0.5%

Repurchase Agreements—0.5%
Deutsche Bank AG Repurchase Agreement dated 06/30/17 at 1.140% to be repurchased at $10,000,950 on 07/03/17, collateralized by $8,357,000 U.S. Treasury Inflation Indexed Note at 2.625% due 07/15/17 with a value of $10,495,430.	10,000,000	10,000,000
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $1,078,820 on 07/03/17, collateralized by $1,100,000 Federal Farm Credit Banks at 1.125% due 09/22/17 with a value of $1,103,291.	1,078,809	1,078,809

Total Short-Term Investments (Cost $11,078,809)		11,078,809

Securities Lending Reinvestments (g)—0.8%

Repurchase Agreements—0.6%
Barclays Capital, Inc Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $480,758 on 07/03/17, collateralized by $500,416 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $490,330.	480,715	480,715
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/17 at 1.100% to be repurchased at $3,500,321 on 07/03/17, collateralized by $3,486,549 U.S. Treasury and Foreign Obligations with rates ranging from 1.375% - 4.500%, maturity dates ranging from 04/10/18 - 02/15/36, with a value of $3,570,000.	3,500,000	3,500,000

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $2,400,240 on 07/03/17, collateralized by $2,440,160 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $2,448,007.	2,400,000	2,400,000
Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $1,000,775 on 07/03/17, collateralized by $217 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $1,111,824.	1,000,000	1,000,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/30/17 at 1.250% to be repurchased at $1,500,156 on 07/03/17, collateralized by $1,352,524 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 07/20/17 - 05/15/46, with a value of $1,530,999.	1,500,000	1,500,000
Natixis New York Repurchase Agreement dated 06/30/17 at 1.340% to be repurchased at $2,200,246 on 07/03/17, collateralized by $4,386,936 U.S. Government Agency and Treasury Obligations with rates ranging from 0.125% - 8.125%, maturity dates ranging from 04/15/18 - 08/16/58, with a value of $2,244,261.	2,200,000	2,200,000
Pershing LLC Repurchase Agreement dated 06/30/17 at 1.180% to be repurchased at $2,350,231 on 07/03/17, collateralized by $3,529,144 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 11.027%, maturity dates ranging from 07/14/17 - 04/20/67, with a value of $2,397,000.	2,350,000	2,350,000

		13,430,715

Time Deposits—0.2%
Australia New Zealand Bank 1.150%, 07/03/17	600,000	600,000
Credit Industriel et Commercial 1.100%, 07/03/17	500,000	500,000
Landesbank Baden-Wuerttemberg 1.200%, 07/03/17	600,000	600,000
Nordea Bank New York 1.050%, 07/03/17	500,000	500,000
Standard Chartered plc 1.200%, 07/03/17	750,000	750,000

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—(Continued)
Svenska 1.050%, 07/03/17	800,000	$800,000

		3,750,000

Total Securities Lending Reinvestments (Cost $17,180,715)		17,180,715

Total Investments—114.0% (Cost $2,497,516,447) (h)		2,496,279,990
Other assets and liabilities (net)—(14.0)%		(307,455,625)

Net Assets—100.0%		$2,188,824,365

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Interest only security.
(c)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	Principal only security.
(e)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $16,772,764 and the collateral received consisted of cash in the amount of $17,180,715. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(f)	Principal amount of security is adjusted for inflation.
(g)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(h)	As of June 30, 2017, the aggregate cost of investments was $2,497,516,447. The aggregate unrealized appreciation and depreciation of investments were $35,460,278 and $(36,696,735), respectively, resulting in net unrealized depreciation of $(1,236,457).
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2017, the market value of 144A securities was $71,328,562, which is 3.3% of net assets.
(ACES)—	Alternative Credit Enhancement Securities
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

Futures Contracts

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
90 Day Eurodollar Futures	12/17/18	(400)	USD	(98,248,700)	$48,700
U.S. Treasury Long Bond Futures	09/20/17	(550)	USD	(84,285,522)	(242,602)
U.S. Treasury Note 10 Year Futures	09/20/17	(50)	USD	(6,338,119)	61,556

Net Unrealized Depreciation					$(132,346)

(USD)—	United States Dollar

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,926,031,893	$—	$1,926,031,893
Total Corporate Bonds & Notes*	—	183,860,570	—	183,860,570
Total Foreign Government*	—	181,950,337	—	181,950,337
Total Mortgage-Backed Securities*	—	88,704,357	—	88,704,357
Total Asset-Backed Securities*	—	87,473,309	—	87,473,309
Total Short-Term Investments*	—	11,078,809	—	11,078,809
Total Securities Lending Reinvestments*	—	17,180,715	—	17,180,715
Total Investments	$—	$2,496,279,990	$—	$2,496,279,990

Collateral for Securities Loaned (Liability)	$—	$(17,180,715)	$—	$(17,180,715)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$110,256	$—	$—	$110,256
Futures Contracts (Unrealized Depreciation)	(242,602)	—	—	(242,602)
Total Futures Contracts	$(132,346)	$—	$—	$(132,346)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$2,496,279,990
Cash	266,004
Cash collateral for futures contracts	2,169,891
Receivable for:
Investments sold	25,815,313
TBA securities sold	360,723,055
Fund shares sold	526,985
Principal paydowns	18,670
Interest	7,661,847
Variation margin on futures contracts	353,438
Other assets	57,859

Total Assets	2,893,873,052
Liabilities
Collateral for securities loaned	17,180,715
Payables for:
TBA securities purchased	686,192,981
Fund shares redeemed	378,159
Accrued Expenses:
Management fees	829,326
Distribution and service fees	91,020
Deferred trustees’ fees	102,336
Other expenses	274,150

Total Liabilities	705,048,687

Net Assets	$2,188,824,365

Net Assets Consist of:
Paid in surplus	$2,273,757,636
Undistributed net investment income	17,966,667
Accumulated net realized loss	(101,588,994)
Unrealized depreciation on investments and futures contracts	(1,310,944)

Net Assets	$2,188,824,365

Net Assets
Class A	$1,738,509,326
Class B	426,005,144
Class E	24,309,895
Capital Shares Outstanding*
Class A	150,189,565
Class B	36,948,468
Class E	2,105,984
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.58
Class B	11.53
Class E	11.54

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,497,516,447.
(b)	Includes securities loaned at value of $16,772,764.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Interest	$24,030,792
Securities lending income	52,689

Total investment income	24,083,481
Expenses
Management fees	5,145,473
Administration fees	34,531
Custodian and accounting fees	73,323
Distribution and service fees—Class B	532,900
Distribution and service fees—Class E	18,520
Audit and tax services	33,318
Legal	18,678
Trustees’ fees and expenses	26,317
Shareholder reporting	57,364
Insurance	7,678
Miscellaneous	11,935

Total expenses	5,960,037
Less management fee waiver	(143,284)

Net expenses	5,816,753

Net Investment Income	18,266,728

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	432,854
Futures contracts	(2,937,660)

Net realized loss	(2,504,806)

Net change in unrealized appreciation (depreciation) on:
Investments	11,223,894
Futures contracts	(222,533)

Net change in unrealized appreciation	11,001,361

Net realized and unrealized gain	8,496,555

Net Increase in Net Assets From Operations	$26,763,283

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$18,266,728	$38,772,682
Net realized loss	(2,504,806)	(1,178,543)
Net change in unrealized appreciation (depreciation)	11,001,361	(7,584,640)

Increase in net assets from operations	26,763,283	30,009,499

From Distributions to Shareholders
Net investment income
Class A	(46,214,806)	(46,380,937)
Class B	(10,310,280)	(10,833,492)
Class E	(608,683)	(656,202)

Total distributions	(57,133,769)	(57,870,631)

Increase (decrease) in net assets from capital share transactions	26,575,050	(101,863,797)

Total decrease in net assets	(3,795,436)	(129,724,929)

Net Assets
Beginning of period	2,192,619,801	2,322,344,730

End of period	$2,188,824,365	$2,192,619,801

Undistributed net investment income
End of period	$17,966,667	$56,833,708

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	2,078,638	$24,517,146	4,804,242	$57,645,459
Reinvestments	3,980,603	46,214,806	3,897,558	46,380,937
Redemptions	(3,639,827)	(43,009,651)	(14,800,929)	(177,409,481)

Net increase (decrease)	2,419,414	$27,722,301	(6,099,129)	$(73,383,085)

Class B
Sales	1,379,447	$16,182,017	3,655,002	$43,654,247
Reinvestments	891,893	10,310,280	914,219	10,833,492
Redemptions	(2,308,012)	(27,072,823)	(6,744,711)	(80,333,027)

Net decrease	(36,672)	$(580,526)	(2,175,490)	$(25,845,288)

Class E
Sales	76,293	$892,682	128,976	$1,536,976
Reinvestments	52,609	608,683	55,329	656,202
Redemptions	(175,919)	(2,068,090)	(404,339)	(4,828,602)

Net decrease	(47,017)	$(566,725)	(220,034)	$(2,635,424)

Increase (decrease) derived from capital shares transactions		$26,575,050		$(101,863,797)

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.74		$11.90	$12.11	$12.01	$12.36	$12.21

Income (Loss) from Investment Operations
Net investment income (a)	0.10		0.21	0.17	0.16	0.13	0.13
Net realized and unrealized gain (loss) on investments	0.06		(0.05)	(0.10)	0.17	(0.22)	0.28

Total from investment operations	0.16		0.16	0.07	0.33	(0.09)	0.41

Less Distributions
Distributions from net investment income	(0.32)		(0.32)	(0.28)	(0.23)	(0.26)	(0.26)

Total distributions	(0.32)		(0.32)	(0.28)	(0.23)	(0.26)	(0.26)

Net Asset Value, End of Period	$11.58		$11.74	$11.90	$12.11	$12.01	$12.36

Total Return (%) (b)	1.32	(c)	1.28	0.57	2.81	(0.74)	3.37

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	(d)	0.50	0.49	0.49	0.49	0.50
Net ratio of expenses to average net assets (%) (e)	0.48	(d)	0.48	0.48	0.48	0.48	0.48
Ratio of net investment income to average net assets (%)	1.73	(d)	1.77	1.44	1.35	1.05	1.03
Portfolio turnover rate (%)	107	(c)(f)	199 (f)	215 (f)	194 (f)	317 (f)	340 (f)
Net assets, end of period (in millions)	$1,738.5		$1,735.3	$1,830.7	$2,263.8	$2,094.9	$2,017.9

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.68		$11.84	$12.04	$11.95	$12.29	$12.15

Income (Loss) from Investment Operations
Net investment income (a)	0.09		0.18	0.14	0.13	0.10	0.10
Net realized and unrealized gain (loss) on investments	0.05		(0.05)	(0.09)	0.16	(0.21)	0.27

Total from investment operations	0.14		0.13	0.05	0.29	(0.11)	0.37

Less Distributions
Distributions from net investment income	(0.29)		(0.29)	(0.25)	(0.20)	(0.23)	(0.23)

Total distributions	(0.29)		(0.29)	(0.25)	(0.20)	(0.23)	(0.23)

Net Asset Value, End of Period	$11.53		$11.68	$11.84	$12.04	$11.95	$12.29

Total Return (%) (b)	1.15	(c)	1.02	0.31	2.55	(0.91)	3.05

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	(d)	0.75	0.74	0.74	0.74	0.75
Net ratio of expenses to average net assets (%) (e)	0.73	(d)	0.73	0.73	0.73	0.73	0.73
Ratio of net investment income to average net assets (%)	1.48	(d)	1.52	1.20	1.10	0.80	0.78
Portfolio turnover rate (%)	107	(c)(f)	199 (f)	215 (f)	194 (f)	317 (f)	340 (f)
Net assets, end of period (in millions)	$426.0		$432.1	$463.5	$493.2	$524.9	$565.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.70		$11.85	$12.06	$11.97	$12.31	$12.16

Income (Loss) from Investment Operations
Net investment income (a)	0.09		0.19	0.16	0.14	0.11	0.11
Net realized and unrealized gain (loss) on investments	0.05		(0.04)	(0.11)	0.16	(0.21)	0.28

Total from investment operations	0.14		0.15	0.05	0.30	(0.10)	0.39

Less Distributions
Distributions from net investment income	(0.30)		(0.30)	(0.26)	(0.21)	(0.24)	(0.24)

Total distributions	(0.30)		(0.30)	(0.26)	(0.21)	(0.24)	(0.24)

Net Asset Value, End of Period	$11.54		$11.70	$11.85	$12.06	$11.97	$12.31

Total Return (%) (b)	1.16	(c)	1.20	0.40	2.56	(0.75)	3.15

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	(d)	0.65	0.64	0.64	0.64	0.65
Net ratio of expenses to average net assets (%) (e)	0.63	(d)	0.63	0.63	0.63	0.63	0.63
Ratio of net investment income to average net assets (%)	1.58	(d)	1.62	1.30	1.20	0.90	0.88
Portfolio turnover rate (%)	107	(c)(f)	199 (f)	215 (f)	194 (f)	317 (f)	340 (f)
Net assets, end of period (in millions)	$24.3		$25.2	$28.1	$33.0	$37.9	$43.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 22%, 86%, 87%, 68%, 137% and 164% for the six months ended June 30, 2017 and the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Western Asset Management U.S. Government Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order

BHFTII-16

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to amortization of debt securities, TIPS adjustments and paydown reclasses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTII-17

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In

BHFTII-18

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $11,078,809. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $13,430,715. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2017
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(518,050)	$—	$—	$—	$(518,050)
Foreign Government	(2,292,061)	—	—	—	(2,292,061)
U.S. Treasury & Government Agencies	(14,370,604)	—	—	—	(14,370,604)
Total	$(17,180,715)	$—	$—	$—	$(17,180,715)
Total Borrowings	$(17,180,715)	$—	$—	$—	$(17,180,715)
Gross amount of recognized liabilities for securities lending transactions					$(17,180,715)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to

BHFTII-19

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$110,256	Unrealized depreciation on futures contracts (a) (b)	$242,602

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$(2,937,660)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$(222,533)

For the six months ended June 30, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$3,900,000
Futures contracts short	(129,400,000)

‡	Averages are based on activity levels during the period.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing

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Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$2,465,849,537	$105,324,430	$2,452,079,499	$92,744,471

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2017 were as follows:

Purchases	Sales
$2,100,893,822	$2,068,283,112

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Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average daily net assets
$5,145,473	0.550%	Of the first $500 million
	0.450%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.050%	On amounts over $200 million and under $500 million
0.010%	On amounts over $1 billion and under $2 billion
0.020%	On amounts in excess of $2 billion

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

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Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$57,870,631	$55,821,477	$—	$—	$57,870,631	$55,821,477

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$56,925,902	$—	$(25,455,610)	$(85,940,884)	$(54,470,592)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had post-enactment short-term accumulated capital losses in the amount of $525,218 and post-enactment long-term accumulated capital losses in the amount of $85,415,666, and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

10. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

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Brighthouse Funds Trust II

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
169,853,671	4,153,070	12,293,500

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	174,225,331	12,074,910
Robert Boulware	174,714,516	11,585,726
Susan C. Gause	175,114,054	11,186,187
Nancy Hawthorne	175,149,397	11,150,844
Barbara A. Nugent	175,367,146	10,933,095
John Rosenthal	174,541,726	11,758,515
Linda B. Strumpf	175,012,343	11,287,898
Dawn M. Vroegop	175,088,340	11,211,902

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Item 2. Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-

3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item 13. Exhibits

(a)(1) Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BRIGHTHOUSE FUNDS TRUST II

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	August 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	August 31, 2017

By:	/s/ Peter H. Duffy
Peter H. Duffy
Chief Financial Officer and Treasurer

Date:	August 31, 2017